UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21114

ProShares Trust
(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000E Bethesda, MD			20814
(Address of principal executive offices)			(Zip code)

ProShare Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(240) 497-6400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2018

Item 1. Reports To Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT

MAY 31, 2018

WYDE  CDS Short North American HY Credit ETF

EMTY  Decline of the Retail Store ETF

TOLZ  DJ Brookfield Global Infrastructure ETF

EQRR  Equities for Rising Rates ETF

PEX  Global Listed Private Equity ETF

HDG  Hedge Replication ETF

HYHG  High Yield—Interest Rate Hedged

RINF  Inflation Expectations ETF

IGHG  Investment Grade–Interest Rate Hedged

OILK  K-1 Free Crude Oil Strategy ETF*

CSM  Large Cap Core Plus

CLIX  Long Online/Short Stores ETF

FUT  Managed Futures Strategy ETF*

MRGR  Merger ETF

ALTS  Morningstar Alternatives Solution ETF

EFAD  MSCI EAFE Dividend Growers ETF

EMDV  MSCI Emerging Markets Dividend Growers ETF

EUDV  MSCI Europe Dividend Growers ETF

RALS  RAFI® Long/Short

SMDV  Russell 2000 Dividend Growers ETF

SPXB  S&P 500® Bond ETF

NOBL  S&P 500 Dividend Aristocrats ETF

SPXE  S&P 500® Ex-Energy ETF

SPXN  S&P 500® Ex-Financials ETF

SPXV  S&P 500® Ex-Health Care ETF

SPXT  S&P 500® Ex-Technology ETF

REGL  S&P MidCap 400 Dividend Aristocrats ETF

EMSH  Short Term USD Emerging Markets Bond ETF

*  "The K-1 Free Crude Oil Strategy ETF and Managed Futures Strategy ETF funds are consolidated with Cayman Crude Oil Strategy Portfolio and Cayman Portfolio I, respectivley. A claim of exemption pursuant to the Commodity Futures Trading Commission ("CFTC") Rule 4.7 has been made by the Investment Adviser with respect to these funds. The exemption relieves these funds of certain disclosure and reporting obligations under the commodity pool rules of the CFTC."

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
XXXIII	Expense Examples
1	Schedule of Portfolio Investments
80	Statements of Assets and Liabilities
86	Statements of Operations
92	Statements of Changes in Net Assets
103	Financial Highlights
115	Notes to Financial Statements
139	Report of Independent Registered Public Accounting Firm
140	Board Approval of Investment Advisory Agreement
142	Miscellaneous Information
143	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

I am pleased to present the ProShares Trust Annual Report for the 12 months ended May 31, 2018.

Strong Period for Equities, Both U.S. and Abroad

Benign market conditions dominated the second half of 2017. U.S. equity markets closed the year strong amid solid earnings, low unemployment, positive global economic data, and continued low volatility. An accumulation of risks early in 2018, including inflationary concerns and the looming specter of a trade war, contributed to a sudden spike in volatility and a loss of momentum during the first quarter. U.S. equities turned in strong results for the 12-month period, nonetheless. The Dow® and the S&P 500® were up 18.9% and 14.4%, respectively. The S&P MidCap 400® slightly outperformed the S&P 500, rising 14.9%. And U.S. small-cap equities gained the most for the period, up 20.8%, as measured by the Russell 2000® Index. The economy expanded throughout the period. Real GDP increased at an annual rate of 2.2% in the first quarter of 2018, according to the most recent data released. This is down from both the third and fourth quarters of 2017, however, which saw GDP increase by 3.2% and 2.9%.

Seven of the 10 sectors included in the Dow Jones U.S. Industry Indices gained during the 12-month period. Not surprisingly, technology was the top sector, followed by oil & gas and financials. They gained 27.0%, 21.0% and 17.1%, respectively. Of the bottom three sectors, utilities was mostly flat, falling half a percent, while laggards consumer goods and telecommunications declined 4.4% and 4.9%.

International equities also performed during the period, despite challenges. As in the United States, global equities saw a steady close to 2017 but opened to a volatile first quarter in 2018, upset by concerns over interest rates, inflation and trade. The MSCI EAFE Index, which tracks developed markets outside North America, rose 8.0%, while European equities returned a cooler 4.8%, as measured by the MSCI Europe Index. In Asian markets, the FTSE China 50 Index gained a robust 20.2%, while the MSCI Japan Index returned a strong but more restrained 14.6%. Emerging markets, which were up a remarkable 27.4% during last year's reporting period, rose a more balanced 14.0% this period. The U.S. dollar, while displaying some relative strength in the fourth quarter of 2017 and rallying recently, had a comparatively weak period. It declined 2.3%, according to the Bloomberg Dollar Spot Index.

Bond Markets Show Broad Declines

Presented with a complex mix of supportive economic and labor data, a generally strong stock market, inflationary concerns, and a potential trade war, the Federal Reserve hiked its Fed Funds overnight lending rate three times during the period. Confronted with those conditions, the bond market declined. Only corporate high yield credit managed a substantive gain, up 1.8%, as measured by the Markit iBoxx $ Liquid High Yield Index. Meanwhile, the Markit iBoxx $ Liquid Investment Grade Index declined 0.4%, long-dated Treasurys were mostly flat at 0.3%, according to the Ryan Labs Treasury 30 Year Index, and the Ryan Labs Treasury 10 Year Index fell 3.3%. The Barclays U.S. Aggregate Bond Index, representing the broad U.S. bond market, declined 0.4%.

ProShares Adds Assets and Funds

ProShares' assets under management increased during the 12-month period, rising from $24.4 billion to $27.6 billion, and four ETFs were added to the ProShares fund lineup. EQRR, which will be one year old in July, is the first U.S. equity ETF specifically designed to outperform traditional U.S. large-cap indexes during periods of rising interest rates. EMTY and CLIX, launched just before the 2017 holiday shopping season, are Retail Disruption ETFs specifically designed for investors to benefit as consumers move toward online shopping and away from bricks-and-mortar stores. And SPXB, which launched in May 2018, is the first ETF investing exclusively in the bonds of the iconic S&P 500.

Thank you for investing in ProShares. We appreciate your continued trust and confidence.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees

PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2018 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Strategic Funds:

Twenty eight (28) ProShares Strategic exchange-traded funds ("ETFs") were in existence for the period covered by this annual report, and four ProShares Strategic ETFs were launched during this period (each ProShares Strategic ETF, a "Fund" and, collectively, the "Funds").

Certain Funds are designed to match, before fees and expenses, the performance of an underlying index1 both on a single day and over time (each a "Matching Fund" and, collectively, the "Matching Funds").2 Certain other Funds are actively managed and are designed to meet a specified investment objective (each an "Active Fund" and, collectively, the "Active Funds").3

ProShares Decline of the Retail Store ETF (EMTY) seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day, not for any other period. This means that the Fund seeks investment results for a single day only, as measured from the time the Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of the Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the inverse (-1x) of the return of the Fund's index for that period. During periods of higher market volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY). Using this approach, PSA determines the type, quantity and mix of investment positions that a Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) should hold to approximate the daily performance of its index.

When managing the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY), PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis; forecast market movements, trends or market conditions; or take defensive positions in managing assets of the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY). When managing the Active Funds, PSA uses its discretion to invest the assets of each Fund in the manner it believes is best suited to meet the Fund's investment objective.

ProShares Long Online/Short Stores ETF (CLIX), ProShares Large Cap Core Plus (CSM), ProShares Decline of the Retail Store ETF (EMTY), ProShares Managed Futures Strategy ETF (FUT), ProShares Hedge

Replication ETF (HDG), ProShares High Yield-Interest Rate Hedged (HYHG), ProShares Investment Grade-Interest Rate Hedged (IGHG), ProShares Merger ETF (MRGR), ProShares RAFITM Long/Short (RALS), ProShares Inflation Expectations ETF (RINF), and ProShares CDS Short North American HY Credit ETF (WYDE) make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, credit default swaps, futures contracts, forward contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and with respect to the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or the inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return. Although ProShares Morningstar Alternatives Solution ETF (ALTS) seeks to achieve its investment objective by investing primarily in underlying ProShares ETFs and does not directly invest in derivatives, certain of its underlying ProShares ETFs may obtain investment exposure through derivatives which in turn subjects ALTS to the risks associated with the use of derivatives.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20184:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and

1  The term "index" as used herein includes the Merrill Lynch Factor Model-Exchange Series benchmark.

2  As of May 31, 2018, the Matching Funds are: ProShares Morningstar Alternatives Solution ETF (ALTS); ProShares DJ Brookfield Global Infrastructure ETF (TOLZ); ProShares Global Listed Private Equity ETF (PEX); ProShares Large Cap Core Plus (CSM); ProShares S&P 500 Dividend Aristocrats ETF (NOBL); ProShares S&P MidCap 400 Dividend Aristocrats ETF (REGL); ProShares Russell 2000 Dividend Growers ETF (SMDV); ProShares MSCI EAFE Dividend Growers ETF (EFAD); ProShares High Yield-Interest Rate Hedged (HYHG); ProShares Investment Grade-Interest Rate Hedged (IGHG); ProShares Short Term USD Emerging Markets Bond ETF (EMSH); ProShares Hedge Replication ETF (HDG); ProShares Merger ETF (MRGR); ProShares RAFITM Long/Short (RALS); ProShares S&P 500 Ex-Energy ETF (SPXE); ProShares S&P 500 Ex-Financials ETF (SPXN); ProShares S&P 500 Ex-Technology ETF (SPXT); ProShares S&P 500 Ex-Health Care ETF (SPXV); ProShares MSCI Emerging Markets Dividend Growers ETF (EMDV); ProShares MSCI Europe Dividend Growers ETF (EUDV); ProShares Inflation Expectations ETF (RINF); ProShares Equities for Rising Rates ETF (EQRR); ProShares Long Online/Short Stores ETF (CLIX); and ProShares S&P 500 Bond ETF (SPXB).

3  As of May 31, 2018, the Active Funds are ProShares CDS Short North American HY Credit ETF (WYDE); ProShares K-1 Free Crude Oil Strategy ETF (OILK); and ProShares Managed Futures Strategy ETF (FUT).

4  Past performance is not a guarantee of future results.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2018 :: III

transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Matching Fund's index and ProShares Decline of the Retail Store ETF's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.5

•  Active Management: The ability of PSA to successfully select investments and make investment decisions that are suited to achieving an Active Fund's investment objective is a principal factor driving an Active Fund's performance.

•  Compounding of Daily Returns and Volatility: ProShares Decline of the Retail Store ETF (EMTY) seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark that is the inverse (-1x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than the inverse of the Fund's index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on a geared fund. In general, during periods of higher index volatility, compounding will cause the Fund's performance for periods longer than a single day to be more or less than the inverse (-1x) of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), the Fund's returns over longer periods can be higher than the inverse (-1x) of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility and inverse exposure each exacerbates the impact of compounding on the Fund's performance. During periods of higher index volatility, the volatility of the Fund's index may affect the Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2018, was 12.4%, which was higher than the prior year's volatility of 9.6%. The volatility of the Fund's index was 21.87%.

•  Financing Rates Associated with Derivatives: The performance of Funds that use derivatives was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Forward and swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR appreciated from 0.95% to 1.75% during the fiscal year. The one-month LIBOR also increased during the fiscal year from 1.06% to 2.00%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and, with the exception of certain of the Matching and Active Funds, may generally be higher and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return the inverse of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds. Daily repositioning of the portfolio of ProShares Decline of the Retail Store ETF (EMTY) to maintain exposure consistent with its investment objective and high levels of shareholder creation and redemption activity may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the Fund's daily NAV.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) may also obtain exposure to securities not contained in their respective index or in financial instruments. ProShares Decline of the Retail Store ETF (EMTY) may obtain exposure to securities not contained in its index or in financial instruments with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse of its index.

In addition, certain Matching Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

5  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Matching Funds and ProShares Decline of the Retail Store ETF (EMTY) negatively impact the performance of those Funds relative to their respective indexes. Performance of each Matching Fund and ProShares Decline of the Retail Store ETF (EMTY) will generally differ from the performance of the Fund's index.

IV :: MAY 31, 2018 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares CDS Short North American HY Credit ETF (the "Fund") seeks to provide short exposure to the credit of North American high yield debt issuers. This actively managed Fund seeks to achieve its investment objective primarily through investing in a portfolio of credit derivatives whose underlying reference entities are North American high yield (i.e., below investment grade or "junk bond") debt issuers. For the year ended May 31, 2018, the Fund had a total return of –3.12%1. For the same period, the Markit CDX North American High Yield Index had a total return of 4.84%2 and a volatility of 3.71%. For the period, the Fund had an average daily volume of 544 shares.

The Fund takes positions in centrally cleared, index-based credit default swaps ("CDS") that, in combination, should have economic characteristics that correlate to the inverse of North American high yield credit market.

During the year ended May 31, 2018, credit spreads (i.e., the level of additional yield that is paid on corporate bonds as compared to Treasury securities) widened from 4.35% at the start of the period to a high point of 4.79% in June, before tightening through the end of the year to end at 3.28%. The Fund was negatively impacted by this tightening during the latter part of the period and benefitted from one credit event — the bankruptcy of iHeart Communications, Inc. that occurred during the period.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares CDS Short North American High Yield ETF from August 5, 2014 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (8/5/14)
ProShares CDS Short North American HY Credit ETF	-3.12%	-5.43%
Markit CDX North American High Yield Index	4.84%	5.68%

Expense Ratios**

Fund	Gross	Net
ProShares CDS Short North American HY Credit ETF	1.67%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Credit Default Swap ("CDS") Agreements	(98%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Industry Exposure

% of Market Exposure (CDS)
Consumer Discretionary	24.0%
Financials	13.0%
Communications	13.0%
Energy	12.0%
Materials	11.0%
Health Care	6.0%
Industrials	6.0%
Technology	5.0%
Consumer Staples	5.0%
Utilities	5.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: CDS SHORT NORTH AMERICAN HY CREDIT ETF WYDE :: V

ProShares Decline of the Retail Store ETF (the "Fund") seeks capital appreciation from the decline of bricks and mortar retailers through short exposure (-1x) to the Solactive-ProShares Bricks and Mortar Retail Store Index (the "Index"). From inception on November 14, 2017 to May 31, 2018, the Fund had a total return of –14.95%1. For the same period, the Index had a total return of 15.09%2 and a volatility of 21.87%. For the period, the Fund had an average daily volume of 7,560 shares.

The Fund takes positions in financial and money market instruments that ProShare Advisors LLC believes, in combination, should have similar daily return characteristics as the inverse (-1x) of the daily return of the Index. The Index seeks to measure the performance of publicly traded "bricks and mortar" retail companies whose retail revenue is derived principally from in-store sales. Companies must derive at least 75% of their retail revenues from in-store sales to be included in the Index. The Index includes only U.S. companies.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Decline of the Retail Store ETF from November 14, 2017 to May 31, 2018, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/18

Since Inception (11/14/17)
ProShares Decline of the Retail Store ETF	-14.95%
Solactive-ProShares Bricks and Mortar Retail Store Index	15.09%

Expense Ratios**

Fund	Gross	Net
ProShares Decline of the Retail Store ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated November 16, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Solactive-ProShares Bricks and Mortar Retail
Store Composite Index – Composition

% of Index
Consumer Discretionary	82.2%
Consumer Staples	16.1%
Materials	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: EMTY DECLINE OF THE RETAIL STORE ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares DJ Brookfield Global Infrastructure ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Dow Jones Brookfield Global Infrastructure Composite Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of –0.62%1. For the same period, the Index had a total return of –1.10%2 and a volatility of 9.15%. For the period, the Fund had an average daily volume of 7,268 shares.

The Fund takes positions in securities that should have similar return characteristics as the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, consists of companies domiciled globally that qualify as "pure-play" infrastructure companies — companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares DJ Brookfield Global Infrastructure ETF from March 25, 2014 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (3/25/14)
ProShares DJ Brookfield Global Infrastructure ETF	-0.62%	4.06%
Dow Jones Brookfield Global Infrastructure Composite Index	-1.10%	3.70%

Expense Ratios**

Fund	Gross	Net
ProShares DJ Brookfield Global Infrastructure ETF	0.46%	0.46%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	84%
Closed End Funds	—	%(a)
Master Limited Partnerships	15%
Total Exposure	99%

(a) Represents less than 0.5% of net assets.

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	5.1%
Enbridge, Inc.	4.9%
Vinci SA	4.7%
National Grid plc	3.7%
Crown Castle International Corp.	3.6%

Dow Jones Brookfield Global Infrastructure Composite
Index – Composition

% of Index
Energy	38.3%
Utilities	32.3%
Industrials	17.3%
Real Estate	10.5%
Consumer Discretionary	0.9%
Telecommunication Services	0.7%

Dow Jones Brookfield Global Infrastructure Composite Index – Country

% of Index
United States	51.1%
Canada	13.8%
France	6.2%
United Kingdom	5.8%
Spain	5.5%
Australia	3.9%
Italy	3.5%
Others	3.4%
China	2.7%
Hong Kong	2.5%
Japan	1.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: VII

ProShares Equities for Rising Rates ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Nasdaq U.S. Large Cap Equities for Rising Rates Index (the "Index"). From inception on July 24, 2107 to May 31, 2018, the Fund had a total return of 25.15%1. For the same period, the Index had a total return of 25.63%2 and a volatility of 16.22%. For the period, the Fund had an average daily volume of 2,936 shares.

The component securities of the Index are selected from a universe (the "Universe") of the 500 largest companies (based on market capitalization) listed on U.S. stock exchanges. The Index consists of 50 companies whose stock prices historically have tended to outperform the Universe during periods of rising interest rates.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Equities for Rising Rates ETF from July 24, 2017 to May 31, 2018, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/18

Since Inception (7/24/17)
ProShares Equities for Rising Rates ETF	25.15%
Nasdaq U.S. Large Cap Equities for Rising Rates Index	25.63%

Expense Ratios**

Fund	Gross	Net
ProShares Equities for Rising Rates ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
SVB Financial Group	3.6%
Andeavor	3.3%
Marathon Oil Corp.	3.1%
Valero Energy Corp.	3.0%
Charles Schwab Corp. (The)	3.0%

Nasdaq U.S. Large Cap Equities for Rising Rates Index – Composition

% of Index
Financials	28.4%
Energy	28.0%
Industrials	17.4%
Materials	16.5%
Information Technology	9.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: EQRR EQUITIES FOR RISING RATES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Global Listed Private Equity ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 3.54%1. For the same period, the Index had a total return of 3.52%2 and a volatility of 9.11%. For the period, the Fund had an average daily volume of 2,928 shares.

The Fund takes positions in securities that should have similar return characteristics as the Index. The Index, published by LPX GmbH ("LPX"), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Global Listed Private Equity ETF from February 26, 2013 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/26/13)
ProShares Global Listed Private Equity ETF	3.54%	8.62%	8.60%
LPX Direct Listed Private Equity Index	3.52%	9.04%	9.01%

Expense Ratios**

Fund	Gross	Net
ProShares Global Listed Private Equity ETF	4.02%	2.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	94%
Closed End Funds	4%
Master Limited Partnerships	2%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Ares Capital Corp.	10.6%
Onex Corp.	10.0%
3i Group plc	10.0%
Eurazeo SA	7.6%
Main Street Capital Corp.	4.6%

LPX Direct Listed Private Equity
Index – Country

% of Index
North America	56.9%
Europe	27.2%
United Kingdom	14.1%
Other	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: IX

ProShares Hedge Replication ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Merrill Lynch Factor Model — Exchange Series (the "Benchmark"). For the year ended May 31, 2018, the Fund had a total return of 3.22%1. For the same period, the Benchmark had a total return of 4.25%2 and a volatility of 5.46%. For the period, the Fund had an average daily volume of 7,502 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Benchmark. The Benchmark, established by Merrill Lynch International, seeks to provide the risk and return characteristics of the hedge fund asset class by targeting a high correlation to the HFRI Fund Weighted Composite Index (the "HFRI"). The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2000 constituent funds. In seeking to maintain a high correlation with the HFRI, the Benchmark utilizes a synthetic model to establish, each month, weighted long or short (or, in certain cases, long or flat) positions in six underlying factors ("Factors"). The Factors that comprise the Benchmark are (1) the S&P 500 Total Return Index, (2) the MSCI EAFE US Dollar Net Total Return Index, (3) the MSCI Emerging Markets US Dollar Net Total Return Index, (4) the Russell 2000 Total Return Index, (5) three-month U.S. Treasury Bills, and (6) the ProShares UltraShort Euro ETF.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts as a substitute for investing directly in or taking short positions in the Factors of the Benchmark. These derivatives generally tracked the performance of the underlying benchmark and the Fund was generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Hedge Replication ETF from July 12, 2011 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (7/12/11)
ProShares Hedge Replication ETF	3.22%	2.31%	1.89%
Merrill Lynch Factor Model — Exchange Series	4.25%	3.29%	2.87%

Expense Ratios**

Fund	Gross	Net
ProShares Hedge Replication ETF	1.84%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Bills	74%
Equity Securities	7%
Swap Agreements (Long)	34%
Short Euro Futures Contracts	(8%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	0.3%
Microsoft Corp.	0.2%
Amazon.com, Inc.	0.2%
Facebook, Inc., Class A	0.1%
Berkshire Hathaway, Inc., Class B	0.1%

Merrill Lynch Factor Model – Exchange Series – Composition

% of Benchmark
Three-month U.S. Treasury Bills	55.7%
MSCI Emerging Markets Free USD Net Total Return	13.4%
MSCI EAFE USD Net Total Return Index	9.4%
Russell 2000® Total Return Index	9.1%
S&P 500® Total Return Index	8.5%
Proshares Ultrashort Euro ETF	3.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Benchmark. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: HDG HEDGE REPLICATION ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares High Yield-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE High Yield (Treasury Rate-Hedged) Index (the "Index")**. For the year ended May 31, 2018, the Fund had a total return of 3.10%1. For the same period, the Index had a total return of 3.92%2 and a volatility of 4.16%. For the period, the Fund had an average daily volume of 18,557 shares.

The Fund takes positions in debt securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index is comprised of (a) long positions in U.S. dollar-denominated high yield corporate bonds ("high yield bonds") and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the high yield bonds. Currently, the bonds eligible for inclusion in the Index include high yield bonds that are issued by companies domiciled in the U.S. and Canada, and that: are fixed-rate (including callable bonds); have a maximum rating of Ba1/BB+ by both Moody's Investors Service, Inc and Standard and Poor's Financial Services, LLC; and are subject to minimum issue outstanding, minimum time-to-maturity and maximum-time from issuance criteria.

During the year ended May 31, 2018, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares High Yield-Interest Rate Hedged from May 21, 2013 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (5/21/13)
ProShares High Yield-Interest Rate Hedged	3.10%	2.03%	1.83%
FTSE High Yield (Treasury Rate-Hedged) Index**	3.92%	3.06%	2.88%

Expense Ratios***

Fund	Gross	Net
ProShares High Yield-Interest Rate Hedged	0.50%	0.50%

**  On March 31, 2018, the index name changed from Citi High Yield (Treasury Rate-Hedged) Index to FTSE High Yield (Treasury Rate-Hedged) Index.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
High Yield Bonds	96%
U.S. Treasury Notes Futures Contracts	(96%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Bombardier, Inc., 7.50%, due 03/15/25	1.7%
1011778 BC ULC, 4.25%, due 05/15/24	1.6%
Tenet Healthcare Corp., 8.13%, due 04/01/22	1.5%
Community Health Systems, Inc., 6.25%, due 03/31/23	1.4%
Frontier Communications Corp., 11.00%, due 09/15/25	1.4%

FTSE High Yield (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bonds
Industrials	84.2%
Utilities	9.2%
Financials	6.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: XI

ProShares Inflation Expectations ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (the "Index")**. For the year ended May 31, 2018, the Fund had a total return of 6.14%1. For the same period, the Index had a total return of 4.63%2 and a volatility of 5.74%. For the period, the Fund had an average daily volume of 14,121 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero.

During the year ended May 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the fixed income securities underlying the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Inflation Expectations ETF from January 10, 2012 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through April 17, 2016 reflects the performance of the Credit Suisse 30-Year Inflation Breakeven Index. Index performance beginning on April 18, 2016 reflects the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (1/10/12)
ProShares Inflation Expectations ETF	6.14%	-3.79%	-3.57%
FTSE 30-Year TIPS (Treasury Rate-Hedged) Index**	4.63%	-3.33%	-2.97%

Expense Ratios***

Fund	Gross	Net
ProShares Inflation Expectations ETF	1.21%	0.30%

**  On March 31, 2018, the index name changed from Citi 30-Year TIPS (Treasury Rate-Hedged) Index to FTSE 30-Year TIPS (Treasury Rate-Hedged) Index.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	90%
Swap Agreements (Long)	10%
Swap Agreements (Long exposure to inverse index)	(150%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE 30-Year TIPS (Treasury Rate-Hedged)
Index – Composition

% of Index
30-Year Treasury Inflation-Protected Securities (TIPS) Bond	100%
30-Year U.S. Treasury Bond	(150%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: RINF INFLATION EXPECTATIONS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Investment Grade-Interest Rate Hedged (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index (the "Index")**. For the year ended May 31, 2018, the Fund had a total return of 2.31%1. For the same period, the Index had a total return of 2.76%2 and a volatility of 2.57%. For the period, the Fund had an average daily volume of 51,950 shares.

The Fund takes positions in debt securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index is comprised of (a) long positions in USD-denominated investment grade corporate bonds issued by both U.S. and foreign domiciled companies; and (b) short positions in U.S. Treasury notes or bonds, in aggregate, of the approximate equivalent duration to the investment grade bonds. Currently, the bonds eligible for inclusion in the Index include all investment grade bonds that are issued by U.S. and internationally domiciled companies that: are fixed rate; have a minimum rating of Baa3/BBB- by both Moody's Investors Service, Inc. and Standard and Poor's Financial Services, LLC; have a minimum face amount outstanding of $1 billion; and have at least five and a half (5.5) years until maturity.

During the year ended May 31, 2018, the Fund invested in futures contracts as a substitute for taking short positions in Treasury Securities. These derivatives generally tracked the performance of their underlying index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Investment Grade-Interest Rate Hedged from November 5, 2013 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (11/5/13)
ProShares Investment Grade-Interest Rate Hedged	2.31%	2.00%
FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index**	2.76%	2.42%

Expense Ratios***

Fund	Gross	Net
ProShares Investment Grade-Interest Rate Hedged	0.30%	0.30%

**  On March 31, 2018, the index name changed from Citi Corporate Investment Grade (Treasury Rate-Hedged) Index to FTSE Corporate Investment Grade (Treasury Rate-Hedged) Index.

***Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	97%
U.S. Treasury Notes/Bonds Futures Contracts	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Medtronic, Inc., 3.50%, due 03/15/25	1.1%
Nexen Energy ULC, 6.40%, due 05/15/37	1.0%
Verizon Communications, Inc., 4.86%, due 08/21/46	1.0%
Pfizer, Inc., 7.20%, due 03/15/39	0.9%
Home Depot, Inc. (The), 5.88%, due 12/16/36	0.8%

FTSE Corporate Investment Grade (Treasury Rate-Hedged)
Index – Composition

% of High Yield Bond
Industrials	49.6%
Financials	41.3%
Utilities	9.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: XIII

ProShares K-1 Free Crude Oil Strategy ETF (the "Fund") seeks to provide total return through actively managed exposure to the West Texas Intermediate ("WTI") crude oil futures markets. This actively managed Fund uses the WTI as a performance benchmark (the "Benchmark"). For the year ended May 31, 2018, the Fund had a total return of 36.41%1. For the same period, the Benchmark had a total return of 38.56%2 and a volatility of 24.18%. For the period, the Fund had an average daily volume of 9,206 shares.

The Fund generally will not invest directly in WTI crude oil futures. The Fund gains exposure to WTI crude oil futures contracts by investing in the ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by ProShare Advisors, the Fund's investment advisor, and invests directly in WTI crude oil futures. The Fund is not an index tracking exchange traded fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares K-1 Free Crude Oil Strategy ETF from September 26, 2016 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (9/26/16)
ProShares K-1 Free Crude Oil Strategy ETF	36.41%	16.47%
West Texas Intermediate crude oil futures markets	38.56%	19.03%

Expense Ratios**

Fund	Gross	Net
ProShares K-1 Free Crude Oil Strategy ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	100%
Total Exposure	100%

WTI crude oil futures markets – Composition

% of Index
WTI Crude Oil	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (WTI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: OILK K-1 Free Crude Oil Strategy ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Large Cap Core Plus (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Credit Suisse 130/30 Large Cap Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 14.85%1. For the same period, the Index had a total return of 15.54%2 and a volatility of 12.31%. For the period, the Fund had an average daily volume of 31,792 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should track the performance of the Index. The Index is designed to replicate an investment strategy that establishes either long or short positions in the stocks of 500 leading large-cap U.S. companies by applying a rules-based ranking and weighting methodology. The Index intends to provide a representation of a quantitatively constructed 130/30 U.S. large cap equity strategy. This results in the Index having total long exposure of 130% and total short exposure of 30% at each monthly reconstitution date.

During the year ended May 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Large Cap Core Plus from July 13, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (7/13/09)
ProShares Large Cap Core Plus	14.85%	13.59%	16.00%
Credit Suisse 130/30 Large Cap Index	15.54%	14.23%	16.91%

Expense Ratios**

Fund	Gross	Net
ProShares Large Cap Core Plus	0.45%	0.45%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	95%
Swap Agreements (Long)	35%
Swap Agreements (Short)	(30%)
Net Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	2.7%
Microsoft Corp.	2.1%
Amazon.com, Inc.	1.8%
Facebook, Inc., Class A	1.7%
Exxon Mobil Corp.	1.0%

Credit Suisse 130/30 Large Cap
Index – Composition

% of Index
Information Technology	18.5%
Consumer Discretionary	15.8%
Financials	14.0%
Industrials	12.0%
Health Care	11.8%
Energy	6.4%
Consumer Staples	5.9%
Real Estate	5.8%
Utilities	4.8%
Materials	4.1%
Telecommunication Services	0.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: LARGE CAP CORE PLUS CSM :: XV

ProShares Long Online/Short Stores ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the ProShares Long Online/Short Stores Index (the "Index"). From inception on November 14, 2017 to May 31, 2018, the Fund had a total return of 20.78%1. For the same period, the Index had a total return of 21.02%2 and a volatility of 17.93%. For the period, the Fund had an average daily volume of 17,833 shares.

The Fund invests in securities and financial instruments that ProShare Advisors believes, in combination, should track the performance of the Index. The Index consists of long positions in the online retailers included in the ProShares Online Retail Index and short positions in the "bricks and mortar" retailers included in the Solactive-ProShares Bricks and Mortar Retail Store Index.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Long Online/Short Stores ETF from November 14, 2017 to May 31, 2018, assuming the reinvestment of distributions.

Cumulative Total Return as of 5/31/18

Since Inception (11/14/17)
ProShares Long Online/Short Stores ETF	20.78%
ProShares Long Online/Short Stores Index	21.02%

Expense Ratios**

Fund	Gross	Net
ProShares Long Online/Short Stores ETF	0.65%	0.65%

**Reflects the expense ratio as reported in the Prospectus dated November 16, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements (Long)	3%
Swap Agreements (Short)	(50%)
Total Exposure	50%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	23.5%
Alibaba Group Holding Ltd. (ADR)	15.4%
Etsy, Inc.	4.6%
Nutrisystem, Inc.	4.6%
Chegg, Inc.	4.5%

ProShares Long Online/Short Stores Index – Composition

% of Index
Consumer Discretionary	75.5%
Information Technology	18.5%
Consumer Staples	5.4%
Materials	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: CLIX LONG ONLINE/SHORT STORES ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Managed Futures Strategy ETF (the "Fund") seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets. This actively managed Fund uses the S&P® Strategic Futures Index as a performance benchmark (the "Benchmark"). For the year ended May 31, 2018, the Fund had a total return of –3.58%1. For the same period, the Benchmark had a total return of –1.65%2 and a volatility of 3.58%. For the period, the Fund had an average daily volume of 1,431 shares.

The Fund takes positions in a portfolio of commodity futures contracts ("Commodity Futures Contracts") and currency and U.S. Treasury futures contracts ("Financial Futures Contracts") (collectively, "Futures Contracts"). The Fund attempts to capture the economic benefit derived from rising and declining trends based on the price changes of these Futures Contracts. The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in the ProShares Cayman Portfolio I, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by ProShare Advisors, the Fund's investment advisor. This actively managed Fund uses the S&P® Strategic Futures Index as a performance benchmark (the "Benchmark"). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the physical commodities, interest rates and currencies markets by taking long or short positions in related futures contracts. The Fund is not an index tracking exchange traded fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Managed Futures Strategy ETF from February 17, 2016 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (2/17/16)
ProShares Managed Futures Strategy ETF	-3.58%	-0.42%
S&P® Strategic Futures Index	-1.65%	1.36%

Expense Ratios**

Fund	Gross	Net
ProShares Managed Futures Strategy ETF	0.75%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Commodity Futures Contracts (Long)	21%
Commodity Futures Contracts (Short)	(22%)
Currency Futures Contracts (Short)	(29%)
U.S. Treasury Notes Futures Contracts (Short)	(16%)
U.S. Treasury Bonds Futures Contracts (Short)	(10%)
Total Exposure	(56%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Strategic Futures
Index – Composition

Commodities Holdings	% of Benchmark
Cotton	3.8%
Soybeans	3.0%
Corn	2.7%
Wheat	2.2%
Unleaded Gasoline	2.0%
Heating Oil	1.9%
Cocoa	1.8%
Crude Oil	1.7%
Silver	(2.1%)
Sugar	(2.2%)
Natural Gas	(2.2%)
Coffee	(2.3%)
Copper	(3.2%)
Gold	(3.4%)
Lean Hogs	(3.5%)
Live Cattle	(4.7%)

Currency Exposure	% of Benchmark
Austrailian Dollar	(4.6%)
Swiss Franc	(5.1%)
Japanese Yen	(5.4%)
Euro	(5.4%)
British Pound	(6.1%)
Canadian Dollar	(6.2%)
Fixed Income Holdings	% of Benchmark
10 Year Note	(16.7%)
30 Year Bond	(8.1%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The total return and any graph or table reflect the returns and interest earned on hypothetical fully collateralized contract positions on the commodities included in the Benchmark (S&P SFI). The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Benchmark calculation. It is not possible to invest directly in the Benchmark.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MANAGED FUTURES STRATEGY ETF FUT :: XVII

ProShares Merger ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P Merger Arbitrage Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 0.11%1. For the same period, the Index had a total return of 0.97%2 and a volatility of 2.72%. For the period, the Fund had an average daily volume of 1,646 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index, created by Standard & Poor's®, provides exposure to up to 40 publicly announced mergers, acquisitions and/or other corporate reorganizations (the "Deals") within developed market countries through a combination of long and, in certain cases, short security positions. The Index also includes a Treasury bill component which constitutes the remainder of the Index when net exposure from included Deals is less than 100%.

During the year ended May 31, 2018, the Fund invested in swap agreements and forward currency contracts as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Merger ETF from December 11, 2012 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (12/11/12)
ProShares Merger ETF	0.11%	-0.66%	-1.30%
S&P Merger Arbitrage Index	0.97%	0.35%	-0.18%

Expense Ratios**

Fund	Gross	Net
ProShares Merger ETF	3.81%	0.75%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	97%
Swap Agreements (Long)	20%
Swap Agreements (Short)	(37%)
Forward Currency Contracts	(8%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Infinity Property & Casualty Corp.	3.1%
Pinnacle Entertainment, Inc.	2.7%
Westfield Corp.	2.7%
Rockwell Collins, Inc.	2.6%
Dr Pepper Snapple Group, Inc.	2.6%

S&P Merger Arbitrage
Index – Composition

% of Index
Information Technology	18.6%
Financials	16.8%
Health Care	16.1%
Industrials	14.1%
Consumer Discretionary	7.8%
Utilities	7.5%
Real Estate	7.5%
Materials	7.0%
Consumer Staples	4.0%
Energy	0.6%

Regional Exposure

% of Index
United States	89.1%
Australia	3.2%
Hong Kong	3.1%
Netherlands	3.0%
United Kingdom	3.0%
Canada	2.5%
Japan	(1.9%)
France	(2.0%)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: MRGR MERGER ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Morningstar Alternatives Solution ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Morningstar® Diversified Alternatives IndexSM (the "Index"). For the year ended May 31, 2018, the Fund had a total return of –0.68%1. For the same period, the Index had a total return of –0.45%2 and a volatility of 3.64%. For the period, the Fund had an average daily volume of 2,718 shares.

The Fund takes positions in exchange traded funds ("ETFs") that should have similar return characteristics as the Index. The Index is designed to provide diversified exposure to alternative asset classes in order to enhance risk adjusted portfolio returns when combined with a range of traditional investments. It allocates its assets among a comprehensive set of alternative ETFs, each of which is a ProShares ETF, that employ alternative and non-traditional strategies such as long/short, market neutral, managed futures, hedge fund replication, private equity, infrastructure or inflation-related investments.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Morningstar Alternatives Solution ETF from October 8, 2014 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (10/8/14)
ProShares Morningstar Alternatives Solution ETF	-0.68%	0.29%
Morningstar Diversified Alternatives Index	-0.45%	0.50%

Expense Ratios**

Fund	Gross	Net
ProShares Morningstar Alternatives Solution ETF	1.55%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Exchange Traded Funds	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
ProShares Hedge Replication ETF	26.0%
ProShares Merger ETF	18.8%
ProShares Inflation Expectations ETF	15.9%
ProShares Global Listed Private Equity ETF	11.4%
ProShares RAFI Long/Short	11.3%

Morningstar Diversified Alternatives Index – Composition

Strategy	% of Index
Hedge Fund Replication	26.0%
Long/Short	18.8%
Inflation	15.9%
Private Equity	11.4%
Market Neutral	11.3%
Managed Futures	9.3%
Infrastructure	7.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MORNINGSTAR ALTERNATIVES SOLUTION ETF ALTS :: XIX

ProShares MSCI EAFE Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Dividend Masters Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 6.42%1. For the same period, the Index had a total return of 6.93%2 and a volatility of 8.86%. For the period, the Fund had an average daily volume of 14,986 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI EAFE Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI EAFE Dividend Growers ETF from August 19, 2014 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (8/19/14)
ProShares MSCI EAFE Dividend Growers ETF	6.42%	1.09%
MSCI EAFE Dividend Masters Index	6.93%	1.62%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI EAFE Dividend Growers ETF	0.50%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Babcock International Group plc	2.1%
SES SA	2.1%
APA Group	2.0%
Intertek Group plc	1.9%
Paddy Power Betfair plc	1.9%

MSCI EAFE Dividend Masters
Index – Composition

% of Index
Health Care	23.9%
Consumer Staples	18.5%
Consumer Discretionary	14.5%
Industrials	14.2%
Utilities	9.2%
Financials	6.9%
Materials	5.4%
Real Estate	3.8%
Energy	1.9%
Telecommunication Services	1.7%

MSCI EAFE Dividend Masters
Index – Country

% of Index
United Kingdom	32.0%
Switzerland	10.8%
France	9.5%
Others	9.1%
Japan	9.0%
Hong Kong	5.7%
Denmark	5.6%
Australia	5.3%
Germany	5.2%
Netherlands	4.0%
Ireland	3.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares MSCI Emerging Markets Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Emerging Markets Dividend Masters Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 13.02%1. For the same period, the Index had a total return of 14.43%2 and a volatility of 11.32%. For the period, the Fund had an average daily volume of 3,070 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Emerging Markets Index and have increased dividend payments each year for at least 7 years. The Index contains a minimum of 40 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares MSCI Emerging Markets Dividend Growers ETF from January 25, 2016 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (1/25/16)
ProShares MSCI Emerging Markets Dividend Growers ETF	13.02%	19.47%
MSCI Emerging Markets Dividend Masters Index	14.43%	20.67%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Emerging Markets Dividend Growers ETF	0.60%	0.60%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Bancolombia SA	2.9%
Tata Consultancy Services Ltd	2.2%
Bank Rakyat Indonesia Persero Tbk. PT	1.6%
Bank Central Asia Tbk. PT	1.5%
Sunny Optical Technology Group Co. Ltd.	1.5%

MSCI Emerging Markets Dividend Masters Index – Composition

% of Index
Financials	28.4%
Information Technology	12.3%
Consumer Staples	12.0%
Real Estate	11.5%
Industrials	10.5%
Consumer Discretionary	5.7%
Utilities	5.5%
Health Care	4.9%
Energy	4.6%
Materials	3.1%
Telecommunication Services	1.5%

MSCI Emerging Markets Dividend Masters Index – Country

% of Index
China	19.0%
South Africa	18.4%
India	15.5%
Others	12.4%
Taiwan	9.3%
Colombia	5.9%
Philippines	5.3%
Mexico	5.1%
Indonesia	3.8%
Korea	2.9%
Russia	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: XXI

ProShares MSCI Europe Dividend Growers ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the MSCI Europe Dividend Masters Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 4.62%1. For the same period, the Index had a total return of 5.19%2 and a volatility of 10.04%. For the period, the Fund had an average daily volume of 2,025 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by MSCI, targets companies that are currently members of the MSCI Europe Index and have increased dividend payments each year for at least 10 years. The Index contains a minimum of 25 stocks, which are equally weighted. Generally, no single sector is allowed to comprise more than 30% of the Index's weight, and no single country is allowed to comprise more than 50% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares MSCI Europe Dividend Growers ETF from September 9, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (9/9/15)
ProShares MSCI Europe Dividend Growers ETF	4.62%	3.77%
MSCI Europe Dividend Masters Index	5.19%	4.36%

Expense Ratios**

Fund	Gross	Net
ProShares MSCI Europe Dividend Growers ETF	0.55%	0.55%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Babcock International Group plc	2.7%
SES SA	2.7%
Chocoladefabriken Lindt & Spruengli AG, Class PC	2.7%
Intertek Group plc	2.6%
Paddy Power Betfair plc	2.6%

MSCI Europe Dividend Masters
Index – Composition

% of Index
Health Care	24.0%
Consumer Staples	21.8%
Industrials	16.0%
Consumer Discretionary	14.7%
Materials	7.0%
Financials	6.8%
Utilities	5.0%
Energy	2.5%
Telecommunication Services	2.2%

MSCI Europe Dividend Masters
Index – Country

% of Index
United Kingdom	42.0%
Switzerland	14.1%
France	12.5%
Denmark	7.2%
Germany	6.9%
Netherlands	5.3%
Ireland	4.9%
Spain	4.9%
Belgium	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares RAFI® Long/Short (the "Fund") seeks investment results, before fees and expenses, that track the performance of the FTSE RAFI US 1000 Long/Short Total Return Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of –1.66%1. For the same period, the Index had a total return of –0.65%2 and a volatility of 2.57%. For the period, the Fund had an average daily volume of 3,353 shares.

The Fund takes positions in securities and/or derivatives that, in combination, should have similar return characteristics as the Index. The Index allocates an equal dollar amount to both long and short equity positions each time that the Index rebalances. The long positions of the index consist of the equity securities in the FTSE RAFI US 1000 Total Return Index (the "Long Index"), and the short positions of the index consist of short-positions in the securities included in the Russell 1000 Total Return Index. The Long Index is a "fundamental" index which uses non-price measures of company size (such as sales, dividends, cash flow or book value) to select and weight the securities in the Long Index. The Short Index is a capitalization weighted index. Capitalization-weighted indexes weight securities based on the price of the securities in the index and not fundamental factors. By going long a non-capitalization weighted "fundamental" index and short a capitalization-weighted index, the Index seeks to capitalize on a theory that index weighting based on market capitalization (i.e., price) results in overweighting of overpriced securities and underweighting of underpriced securities.

During the year ended May 31, 2018, the Fund invested in swap agreements as a substitute for investing directly in or taking short positions in the securities of the Index. These derivatives generally tracked the performance of the underlying index and the Fund was generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares RAFI® Long/Short from December 2, 2010 to May 31, 2018, assuming the reinvestment of distributions. Index performance through February 29, 2016 reflects the performance of the RAFI® US Equity Long/Short Index. Index performance beginning on March 1, 2016 reflects the performance of the FTSE RAFI US 1000 Long/Short Total Return Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (12/2/10)
ProShares RAFI® Long/Short	-1.66%	-1.22%	0.14%
FTSE RAFI US 1000 Long/Short Total Return Index	-0.65%	-0.13%	1.30%

Expense Ratios**

Fund	Gross	Net
ProShares RAFI® Long/Short	1.45%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	96%
Swap Agreements (Long)	3%
Swap Agreements (Short)	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	2.7%
Apple, Inc.	2.4%
Chevron Corp.	2.0%
JPMorgan Chase & Co.	1.7%
AT&T, Inc.	1.6%

FTSE RAFI US 1000 Long/Short Total Return Index – Composition

% of Index
Information Technology	19.9%
Financials	16.2%
Health Care	12.5%
Consumer Discretionary	12.2%
Industrials	10.1%
Energy	8.9%
Consumer Staples	7.0%
Utilities	3.9%
Real Estate	3.5%
Materials	3.2%
Telecommunication Services	2.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: RAFI® LONG/SHORT RALS :: XXIII

ProShares Russell 2000 Dividend Growers ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the Russell 2000 Dividend Growth Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 7.57%1. For the same period, the Index had a total return of 8.04%2 and a volatility of 11.86%. For the period, the Fund had an average daily volume of 40,406 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by Russell Investments, targets companies that are currently members of the Russell 2000 Index, have increased dividend payments each year for at least 10 consecutive years and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Russell 2000 Dividend Growers ETF from February 3, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (2/3/15)
ProShares Russell 2000 Dividend Growers ETF	7.57%	12.68%
Russell 2000 Dividend Growth Index	8.04%	13.17%

Expense Ratios**

Fund	Gross	Net
ProShares Russell 2000 Dividend Growers ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Universal Corp.	2.1%
Connecticut Water Service, Inc.	2.1%
McGrath RentCorp	2.0%
Middlesex Water Co.	2.0%
South Jersey Industries, Inc.	2.0%

Russell 2000 Dividend Growth
Index – Composition

% of Index
Utilities	27.5%
Financials	18.9%
Industrials	15.1%
Consumer Staples	11.6%
Materials	9.4%
Real Estate	5.5%
Health Care	5.0%
Consumer Discretionary	4.2%
Information Technology	1.4%
Telecommunication Services	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares S&P 500® Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500®/MarketAxess® Investment Grade Corporate Bond Index (the "Index"). From inception on May 1, 2018 to May 31, 2018, the Fund had a total return of 1.05%1. For the same period, the Index had a total return of 0.73%2 and a volatility of 3.52%. For the period, the Fund had an average daily volume of 1,768 shares.

The Fund seeks to invest substantially all of its assets in the bonds included in the Index. The Index consists exclusively of investment grade bonds issued by companies in the S&P500, the most widely used U.S. equity benchmark.

As the ProShares S&P 500® Bond ETF does not have more than six months of operating results, a line graph of a $10,000 investment and total return table are not presented.

Expense Ratios*

Fund	Gross	Net
ProShares S&P 500® Bond ETF	0.15%	0.15%

*Reflects the expense ratio as reported in the Prospectus dated April 11, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Corporate Bonds	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Bank of America Corp., 2.25%, due 04/21/20	1.5%
CVS Health Corp., 3.35%, due 03/09/21	1.5%
AT&T, Inc., 3.40%, due 05/15/25	1.3%
JPMorgan Chase & Co., 3.90%, due 07/15/25	1.2%
Citigroup, Inc., 2.35%, due 08/02/21	1.2%

S&P 500®/MarketAxess® Investment Grade Corporate Bond
Index – Composition

% of Index
Industrials	57.0%
Financials	34.1%
Utilities	8.9%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® BOND ETF SPXB :: XXV

ProShares S&P 500 Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P 500® Dividend Aristocrats® Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 10.34%1. For the same period, the Index had a total return of 10.81%2 and a volatility of 11.70%. For the period, the Fund had an average daily volume of 255,896 shares.

The Fund takes positions in equity securities that should track the performance of the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P 500®, have increased dividend payments each year for at least 25 years, and meet certain market capitalization and liquidity requirements. The Index contains a minimum of 40 stocks, which are equally weighted, and no single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares S&P 500 Aristocrats ETF from October 9, 2013 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (10/9/13)
ProShares S&P 500 Dividend Aristocrats ETF	10.34%	12.00%
S&P 500 Dividend Aristocrats Index	10.81%	12.44%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500 Dividend Aristocrats ETF	0.35%	0.35%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

% of Net Assets
Lowe's Cos., Inc.	2.1%
T. Rowe Price Group, Inc.	2.1%
Automatic Data Processing, Inc.	2.1%
WW Grainger, Inc.	2.0%
Medtronic plc	2.0%

S&P 500 Dividend Aristocrats
Index – Composition

% of Index
Consumer Staples	24.5%
Industrials	20.4%
Consumer Discretionary	11.7%
Health Care	11.2%
Materials	11.1%
Financials	9.5%
Energy	3.8%
Information Technology	2.1%
Real Estate	2.0%
Utilities	1.9%
Telecommunication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: NOBL S&P 500 DIVIDEND ARISTOCRATS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares S&P 500® Ex-Energy ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex- Energy Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 13.67%1. For the same period, the Index had a total return of 14.04%2 and a volatility of 12.50%. For the period, the Fund had an average daily volume of 733 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Energy Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Energy ETF from September 22, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Energy ETF	13.67%	15.45%
S&P 500® Ex-Energy Index	14.04%	15.83%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Energy ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.3%
Microsoft Corp.	3.5%
Amazon.com, Inc.	3.0%
Facebook, Inc., Class A	2.1%
Berkshire Hathaway, Inc.	1.7%

S&P 500 Ex-Energy Index – Composition

% of Index
Information Technology	27.7%
Financials	15.1%
Health Care	14.9%
Consumer Discretionary	13.7%
Industrials	10.6%
Consumer Staples	7.1%
Materials	3.0%
Utilities	3.0%
Real Estate	2.9%
Telecommunication Services	2.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-ENERGY ETF SPXE :: XXVII

ProShares S&P 500® Ex-Financials ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Financials and Real Estate Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 13.73%1. For the same period, the Index had a total return of 14.06%2 and a volatility of 12.46%. For the period, the Fund had an average daily volume of 226 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Financials and Real Estate Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Financials ETF from September 22, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Financials ETF	13.73%	15.10%
S&P 500® Ex-Financials and Real Estate Index	14.06%	15.48%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Financials ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.9%
Microsoft Corp.	4.0%
Amazon.com, Inc.	3.4%
Facebook, Inc., Class A	2.4%
Exxon Mobil Corp.	1.8%

S&P 500 Ex-Financials and Real Estate Index – Composition

% of Index
Information Technology	31.3%
Health Care	16.7%
Consumer Discretionary	15.5%
Industrials	11.9%
Consumer Staples	8.1%
Energy	7.5%
Materials	3.4%
Utilities	3.4%
Telecommunication Services	2.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: SPXN S&P 500® EX-FINANCIALS ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares S&P 500® Ex-Health Care ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Health Care Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 14.68%1. For the same period, the Index had a total return of 15.08%2 and a volatility of 12.52%. For the period, the Fund had an average daily volume of 180 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Health Care Sector. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Health Care ETF from September 22, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Health Care ETF	14.68%	16.31%
S&P 500® Ex-Health Care Index	15.08%	16.74%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Health Care ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	99%
Total Exposure	99%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	4.8%
Microsoft Corp.	3.8%
Amazon.com, Inc.	3.3%
Facebook, Inc., Class A	2.3%
Berkshire Hathaway, Inc., Class B	1.8%

S&P 500 Ex-Health Care
Index – Composition

% of Index
Information Technology	30.2%
Financials	16.5%
Consumer Discretionary	14.9%
Industrials	11.5%
Consumer Staples	7.8%
Energy	7.3%
Materials	3.3%
Utilities	3.2%
Real Estate	3.2%
Telecommunication Services	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P 500® EX-HEALTH CARE ETF SPXV :: XXIX

ProShares S&P 500® Ex-Technology ETF (the "Fund) seeks investment results, before fees and expenses, that track the performance of the S&P 500® Ex-Information Technology & Telecommunication Services Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 10.29%1. For the same period, the Index had a total return of 10.64%2 and a volatility of 11.65%. For the period, the Fund had an average daily volume of 385 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index seeks to provide exposure to the companies of the S&P 500® Index (the "S&P 500®") with the exception of those companies included in the Information Technology & Telecommunication Services Sectors. The S&P 500® is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares S&P 500® Ex-Technology ETF from September 22, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (9/22/15)
ProShares S&P 500® Ex-Technology ETF	10.29%	12.04%
S&P 500® Ex-Information Technology & Telecommunication Services Index	10.64%	12.41%

Expense Ratios**

Fund	Gross	Net
ProShares S&P 500® Ex-Technology ETF	0.27%	0.27%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	3.9%
Berkshire Hathaway, Inc., Class B	2.2%
JPMorgan Chase & Co.	2.2%
Exxon Mobil Corp.	2.1%
Johnson & Johnson	1.9%

S&P 500 Ex-Information Technology & Telecommunication Services
Index – Composition

% of Index
Financials	19.7%
Health Care	19.3%
Consumer Discretionary	17.8%
Industrials	13.7%
Consumer Staples	9.3%
Energy	8.6%
Materials	3.9%
Utilities	3.9%
Real Estate	3.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares S&P MidCap 400 Dividend Aristocrats ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Dividend Aristocrats Index (the "Index"). For the year ended May 31, 2018, the Fund had a total return of 6.89%1. For the same period, the Index had a total return of 7.32%2 and a volatility of 10.84%. For the period, the Fund had an average daily volume of 36,649 shares.

The Fund takes positions in equity securities that should have similar return characteristics as the Index. The Index, constructed and maintained by S&P Dow Jones Indices LLC, targets companies that are currently members of the S&P MidCap 400® Index, have increased dividend payments each year for at least 15 years, and meet certain market capitalization and liquidity requirements. The Index contains all companies meeting these requirements with a minimum of 40 stocks which are equally weighted. No single sector is allowed to comprise more than 30% of the Index's weight.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in S&P MidCap 400 Dividend Aristocrats ETF from February 3, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (2/3/15)
ProShares S&P MidCap 400 Dividend Aristocrats ETF	6.89%	11.10%
S&P MidCap 400 Dividend Aristocrats Index	7.32%	11.49%

Expense Ratios**

Fund	Gross	Net
ProShares S&P MidCap 400 Dividend Aristocrats ETF	0.40%	0.40%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	100%
Total Exposure	100%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nu Skin Enterprises, Inc., Class A	2.2%
National Retail Properties, Inc.	2.2%
ONE Gas, Inc.	2.2%
New Jersey Resources Corp.	2.1%
UGI Corp.	2.1%

S&P MidCap 400 Dividend Aristocrats Index – Composition

% of Index
Financials	27.2%
Utilities	20.4%
Industrials	13.7%
Consumer Staples	9.9%
Materials	9.7%
Consumer Discretionary	9.3%
Real Estate	4.2%
Health Care	2.0%
Information Technology	1.9%
Telecommunication Services	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF REGL :: XXXI

ProShares Short Term USD Emerging Markets Bond ETF (the "Fund") seeks investment results, before fees and expenses, that track the performance of the DBIQ Short Duration Emerging Market Bond Index. (the "Index"). For the year ended May 31, 2018, the Fund had a total return of –0.91%1. For the same period, the Index had a total return of 0.01%2 and a volatility of 1.15%. For the period, the Fund had an average daily volume of 1,009 shares.

The Fund takes positions in debt securities that should have similar return characteristics as the Index. The Index is comprised of a diversified portfolio of USD-denominated Emerging Market bonds that have less than five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Term USD Emerging Markets Bond ETF from November 19, 2013 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (11/19/13)
ProShares Short Term USD Emerging Markets Bond ETF	-0.91%	3.20%
DBIQ Short Duration Emerging Market Bond Index	0.01%	3.32%

Expense Ratios**

Fund	Gross	Net
ProShares Short Term USD Emerging Markets Bond ETF	2.10%	0.50%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Fixed Income Securities	98%
Total Exposure	98%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
Indonesia Government International Bond, 5.88%, due 03/13/20	2.8%
Republic of Lebanon, 8.25%, due 04/12/21	2.2%
Colombia Government International Bond, 11.75%, due 02/25/20	2.1%
Ukraine Government International Bond, 7.75%, due 09/01/21	2.1%
Petrobras Global Finance BV, 5.38%, due 01/27/21	2.0%

DBIQ Short Duration Emerging Market Bond Index – Country

% of Index
Others	45.1%
Brazil	9.7%
Russian Federation	7.5%
Mexico	6.5%
Indonesia	6.5%
Turkey	5.5%
Argent	4.9%
Qatar	4.5%
Lebanon	3.9%
Poland	3.3%
Hungary	2.6%

DBIQ Short Duration Emerging Market Bond Index – Composition

% of Index
Sovereign	65.1%
Quasi-Sovereign	30.7%
Semi-Sovereign	4.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: EMSH SHORT TERM USD EMERGING MARKETS BOND ETF :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXIII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2018.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2018.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
CDS Short North American HY Credit ETF
Actual	$1,000.00	$992.70	$2.48	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Decline of the Retail Store ETF
Actual	$1,000.00	$959.20	$3.17	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
DJ Brookfield Global Infrastructure ETF
Actual	$1,000.00	$970.60	$2.21	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Equities for Rising Rates ETF
Actual	$1,000.00	$1,114.60	$1.85	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%
Global Listed Private Equity ETF
Actual	$1,000.00	$1,010.00	$3.01	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
Hedge Replication ETF
Actual	$1,000.00	$1,007.70	$4.76	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
High Yield-Interest Rate Hedged
Actual	$1,000.00	$1,011.30	$2.51	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
Inflation Expectations ETF
Actual	$1,000.00	$1,047.90	$1.53	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%

XXXIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Investment Grade-Interest Rate Hedged
Actual	$1,000.00	$991.00	$1.49	0.30%
Hypothetical	$1,000.00	$1,023.44	$1.51	0.30%
K-1 Free Crude Oil Strategy ETF
Actual	$1,000.00	$1,178.70	$3.53	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Large Cap Core Plus
Actual	$1,000.00	$1,030.60	$2.28	0.45%
Hypothetical	$1,000.00	$1,022.69	$2.27	0.45%
Long Online /Short Stores ETF
Actual	$1,000.00	$1,257.30	$3.66	0.65%
Hypothetical	$1,000.00	$1,021.69	$3.28	0.65%
Managed Futures Strategy ETF
Actual	$1,000.00	$990.30	$3.77	0.76%
Hypothetical	$1,000.00	$1,021.14	$3.83	0.76%
Merger ETF
Actual	$1,000.00	$989.20	$3.72	0.75%
Hypothetical	$1,000.00	$1,021.19	$3.78	0.75%
Morningstar Alternatives Solution ETF (a)
Actual	$1,000.00	$991.30	$1.04	0.21%
Hypothetical	$1,000.00	$1,023.88	$1.06	0.21%
MSCI EAFE Dividend Growers ETF
Actual	$1,000.00	$1,016.80	$2.51	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%
MSCI Emerging Markets Dividend Growers ETF
Actual	$1,000.00	$1,051.30	$3.07	0.60%
Hypothetical	$1,000.00	$1,021.94	$3.02	0.60%
MSCI Europe Dividend Growers ETF
Actual	$1,000.00	$1,024.20	$2.83	0.56%
Hypothetical	$1,000.00	$1,022.14	$2.82	0.56%
RAFI® Long/Short
Actual	$1,000.00	$985.00	$4.70	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Russell 2000 Dividend Growers ETF
Actual	$1,000.00	$982.20	$1.98	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
S&P 500® Bond ETF (b)
Actual	$1,000.00	$1,010.50	$0.12	0.15%
Hypothetical	$1,000.00	$1,024.19	$0.75	0.15%
S&P 500 Dividend Aristocrats ETF
Actual	$1,000.00	$996.10	$1.74	0.35%
Hypothetical	$1,000.00	$1,023.19	$1.77	0.35%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XXXV

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
S&P 500® Ex-Energy ETF
Actual	$1,000.00	$1,025.10	$1.41	0.28%
Hypothetical	$1,000.00	$1,023.54	$1.41	0.28%
S&P 500® Ex-Financials ETF
Actual	$1,000.00	$1,038.80	$1.37	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Health Care ETF
Actual	$1,000.00	$1,035.70	$1.37	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P 500® Ex-Technology ETF
Actual	$1,000.00	$1,006.00	$1.35	0.27%
Hypothetical	$1,000.00	$1,023.59	$1.36	0.27%
S&P MidCap 400 Dividend Aristocrats ETF
Actual	$1,000.00	$987.80	$1.98	0.40%
Hypothetical	$1,000.00	$1,022.94	$2.02	0.40%
Short Term USD Emerging Markets Bond ETF
Actual	$1,000.00	$987.60	$2.48	0.50%
Hypothetical	$1,000.00	$1,022.44	$2.52	0.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

(a)  In addition to the fees and expenses which the Morningstar Alternatives Solution ETF bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying ProShares ETFs in which the Fund invests. The Fund's Annualized Expense Ratio During Period disclosed in the table above reflects only the direct expenses of the Fund. If the Fund's Annualized Expense Ratio During Period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.95% for both the Actual and Hypothetical Expense Examples.

(b)  The Fund commenced operations on May 1, 2018. Actual Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 30 divided by 365 (to reflect the actual days in the period). Hypothetical Expenses Paid During the Period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 365 (to reflect the one-half year period).
XXXVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 97.4%
Repurchase Agreements (a) — 97.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $4,720,850 (Cost $4,720,620)	$4,720,620	$4,720,620
Total Investments — 97.4% (Cost $4,720,620)		4,720,620
Other assets less liabilities — 2.6%		127,637
Net Assets — 100.0%		$4,848,257

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(62,620)
Net unrealized depreciation	$(62,620)
Federal income tax cost	$4,462,375

Credit Default Swap Agreements — Buy protection (1)

Underlying Instrument	Fixed Deal Pay Rate	Fixed Rate Payment Frequency	Maturity Date	Implied Credit Spread at May 31, 2018 (2)	Notional Amount (3)	Value	Premiums Paid(Received)	Unrealized Depreciation
CDX North American High Yield Index; Version 1, Series 29	5.00%	Quarterly	12/20/2022	3.31%	$250,000	$(18,890)	$(16,195)	$(2,695)
CDX North American High Yield Index; Version 1, Series 30	5.00%	Quarterly	6/20/2023	3.53%	4,200,000	(301,975)	(242,050)	(59,925)
					$4,450,000	$(320,865)	$(258,245)	$(62,620)

(1)  When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection would have the right to deliver a reference obligation and receive the par (or other agreed-upon) value of such obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade).

(2)  Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(3)  The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North American High Yield Index.

See accompanying notes to the financial statements.

2 :: WYDE CDS SHORT NORTH AMERICAN HY CREDIT ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 90.3%
Repurchase Agreements (a) — 90.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $20,718,331 (Cost $20,717,320)	$20,717,320	$20,717,320
Total Investments — 90.3% (Cost $20,717,320)		20,717,320
Other assets less liabilities — 9.7%		2,216,021
Net Assets — 100.0%		$22,933,341

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,781,943)
Net unrealized depreciation	$(1,781,943)
Federal income tax cost	$20,717,320

Swap Agreements1

Decline of the Retail Store ETF had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(19,658,044)	11/13/2019	Credit Suisse International	(2.43)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(295,519)	—	295,519	—
(3,224,198)	11/6/2019	Societe Generale	(0.73)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(1,486,424)	—	1,486,424	—
(22,882,242)					(1,781,943)
				Total Depreciation	(1,781,943)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: DECLINE OF THE RETAIL STORE ETF EMTY :: 3

Investments	Shares	Value
Common Stocks — 83.8%
Construction & Engineering — 5.6%
Ferrovial SA	17,951	$365,779
Vinci SA	18,934	1,853,125
		2,218,904
Diversified Telecommunication Services — 0.6%
Cellnex Telecom SA (a)	5,619	142,611
Ei Towers SpA	636	34,388
Infrastrutture Wireless Italiane SpA (a)	8,654	63,281
		240,280
Electric Utilities — 9.3%
AusNet Services	64,386	79,124
Brookfield Infrastructure Partners LP	4,886	186,157
Edison International	10,649	661,942
Elia System Operator SA/NV	1,126	71,346
Eversource Energy	10,357	591,178
Fortis, Inc.	15,285	488,398
Hydro One Ltd. (a)	10,570	158,640
PG&E Corp.	16,832	729,331
Red Electrica Corp. SA	15,685	305,304
Spark Infrastructure Group	60,647	100,901
Terna Rete Elettrica Nazionale SpA	50,754	268,842
		3,641,163
Equity Real Estate Investment Trusts (REITs) — 10.2%
American Tower Corp.	14,409	1,993,773
Crown Castle International Corp.	13,553	1,411,544
InfraREIT, Inc.	1,276	27,256
SBA Communications Corp.*	3,808	601,931
		4,034,504
Gas Utilities — 8.7%
APA Group	42,840	281,536
Atmos Energy Corp.	3,602	321,334
Beijing Enterprises Holdings Ltd.	17,248	95,331
China Gas Holdings Ltd.	82,818	343,702
China Resources Gas Group Ltd.	30,477	115,797
ENN Energy Holdings Ltd.	27,462	282,736
Hong Kong & China Gas Co. Ltd.	296,621	641,408
Italgas SpA	17,753	92,564
New Jersey Resources Corp.	2,855	126,762
Northwest Natural Gas Co.	945	56,511
ONE Gas, Inc.	1,701	127,660
Southwest Gas Holdings, Inc.	1,569	118,773
Spire, Inc.	1,595	113,644
Toho Gas Co. Ltd.	3,635	114,779
Tokyo Gas Co. Ltd.	14,607	398,123
Towngas China Co. Ltd.*	36,112	35,453
WGL Holdings, Inc.	1,660	146,412
		3,412,525
Investments	Shares	Value
Common Stocks (continued)
Media — 0.9%
Eutelsat Communications SA	6,195	$118,990
SES SA, FDR	13,791	238,208
		357,198
Multi-Utilities — 9.9%
ACEA SpA	1,655	25,810
CenterPoint Energy, Inc.	13,990	365,559
Consolidated Edison, Inc.	10,145	778,426
National Grid plc	132,033	1,462,592
NiSource, Inc.	10,876	275,163
NorthWestern Corp.	1,582	86,187
Sempra Energy	8,345	888,993
Unitil Corp.	458	22,107
		3,904,837
Oil, Gas & Consumable Fuels — 22.7%
Cheniere Energy, Inc.*	6,603	439,892
Enagas SA	8,219	219,168
Enbridge Energy Management LLC*	2,736	25,992
Enbridge Income Fund Holdings, Inc.	4,986	109,095
Enbridge, Inc.	61,973	1,925,723
EnLink Midstream LLC	1,952	34,160
Inter Pipeline Ltd.	13,820	261,030
Keyera Corp.	7,440	208,579
Kinder Morgan Canada Ltd. (a)	3,735	45,859
Kinder Morgan, Inc.	62,010	1,034,327
Koninklijke Vopak NV	2,409	118,282
ONEOK, Inc.	13,421	914,775
Pembina Pipeline Corp.	18,403	640,117
Plains GP Holdings LP, Class A*	5,040	123,833
SemGroup Corp., Class A	2,168	54,851
Snam SpA	81,186	332,946
Tallgrass Energy GP LP	1,895	40,762
Targa Resources Corp.	6,999	340,361
TransCanada Corp.	32,225	1,349,046
Williams Cos., Inc. (The)	27,041	726,321
		8,945,119
Transportation Infrastructure — 11.6%
Abertis Infraestructuras SA	27,520	590,683
Aena SME SA (a)	2,687	516,105
Aeroports de Paris	1,184	247,348
ASTM SpA	1,354	31,215
Atlantia SpA	17,195	498,324
Atlas Arteria Ltd.	23,895	120,169
Auckland International Airport Ltd.	33,607	155,220
Beijing Capital International Airport Co. Ltd., Class H	51,372	75,979

See accompanying notes to the financial statements.

4 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
China Merchants Port Holdings Co. Ltd.	44,919	$102,516
COSCO SHIPPING Ports Ltd.	61,050	58,768
Flughafen Zurich AG (Registered)	684	143,518
Fraport AG Frankfurt Airport Services Worldwide	1,357	126,944
Getlink	16,941	229,538
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,558	59,329
Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,387	118,103
Grupo Aeroportuario del Sureste SAB de CV, ADR	727	116,153
Hamburger Hafen und Logistik AG	781	19,046
Hopewell Highway Infrastructure Ltd. (b)	36,853	22,554
Hutchison Port Holdings Trust	187,987	51,696
Japan Airport Terminal Co. Ltd.	2,480	114,442
Jiangsu Expressway Co. Ltd., Class H	43,952	66,349
Shenzhen Expressway Co. Ltd., Class H	26,023	27,306
Societa Iniziative Autostradali e Servizi SpA	2,550	41,198
Sydney Airport	39,976	220,088
Transurban Group	81,119	728,180
Westshore Terminals Investment Corp.	1,876	33,278
Zhejiang Expressway Co. Ltd., Class H	54,406	54,453
		4,568,502
Water Utilities — 4.3%
American States Water Co.	1,196	67,311
American Water Works Co., Inc.	5,793	481,630
Aqua America, Inc.	5,729	198,796
Beijing Enterprises Water Group Ltd.*	187,983	113,367
California Water Service Group	1,564	62,951
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	12,293	84,453
Pennon Group plc	14,980	148,715
Severn Trent plc	8,640	228,448
SJW Group	539	34,027
United Utilities Group plc	24,931	257,116
		1,676,814
Total Common Stocks (Cost $31,309,707)		32,999,846
Master Limited Partnerships — 15.2%
Oil, Gas & Consumable Fuels — 15.2%
Andeavor Logistics LP	2,873	123,252
Antero Midstream Partners LP	2,837	85,819
Investments	Shares	Value
Master Limited Partnerships (continued)
Boardwalk Pipeline Partners LP	4,132	$43,758
BP Midstream Partners LP	697	14,895
Buckeye Partners LP	4,728	170,444
Cheniere Energy Partners LP	1,358	48,861
Crestwood Equity Partners LP	1,568	52,685
DCP Midstream LP	2,978	124,808
Dominion Energy Midstream Partners LP	1,368	17,510
Enable Midstream Partners LP	2,720	44,989
Enbridge Energy Partners LP	8,765	86,335
Energy Transfer Equity LP	28,008	483,978
Energy Transfer Partners LP	35,004	664,726
EnLink Midstream Partners LP	5,362	91,690
Enterprise Products Partners LP	47,845	1,382,721
EQT GP Holdings LP	801	19,849
EQT Midstream Partners LP	1,916	106,970
Genesis Energy LP	3,403	74,730
Holly Energy Partners LP	1,469	43,159
Magellan Midstream Partners LP	7,403	517,470
MPLX LP	9,340	335,399
Noble Midstream Partners LP	576	29,704
NuStar Energy LP	2,552	62,371
NuStar GP Holdings LLC	1,011	13,800
Phillips 66 Partners LP	1,629	85,197
Plains All American Pipeline LP	13,888	326,368
Rice Midstream Partners LP	2,429	44,864
Shell Midstream Partners LP	4,304	96,367
Spectra Energy Partners LP	2,872	86,562
Summit Midstream Partners LP	1,425	23,156
Tallgrass Energy Partners LP	1,520	66,378
TC PipeLines LP	1,665	40,493
TransMontaigne Partners LP	385	14,907
Valero Energy Partners LP	737	30,210
Western Gas Equity Partners LP	1,300	47,710
Western Gas Partners LP	3,154	162,967
Williams Partners LP	7,716	307,097
Total Master Limited Partnerships (Cost $6,486,731)		5,972,199
Closed End Funds — 0.4%
Capital Markets — 0.4%
3i Infrastructure plc	19,882	59,944
HICL Infrastructure Co. Ltd.	64,702	121,276
Total Closed End Funds (Cost $206,373)		181,220

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF TOLZ :: 5

Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (c) — 0.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $47,424 (Cost $47,422)	$47,422	$47,422
Total Investments — 99.5% (Cost $38,050,233)		39,200,687
Other assets less liabilities — 0.5%		179,580
Net Assets — 100.0%		$39,380,267

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $22,554, which represents approximately 0.06% of net assets of the Fund.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

FDR  Fiduciary Depositary Receipt

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,596,523
Aggregate gross unrealized depreciation	(3,590,089)
Net unrealized appreciation	$2,006,434
Federal income tax cost	$37,194,253

DJ Brookfield Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of May 31, 2018:

United States	50.9%
Canada	13.6%
France	6.2%
United Kingdom	5.8%
Spain	5.4%
Australia	3.9%
Italy	3.6%
Hong Kong	2.7%
China	2.6%
Japan	1.6%
Luxembourg	0.6%
Mexico	0.6%
New Zealand	0.4%
Switzerland	0.4%
Germany	0.3%
Netherlands	0.3%
Brazil	0.2%
Belgium	0.2%
Singapore	0.1%
Other[1]	0.6%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

6 :: TOLZ DJ BROOKFIELD GLOBAL INFRASTRUCTURE ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 2.1%
Textron, Inc.	4,686	$311,994
Air Freight & Logistics — 3.8%
FedEx Corp.	1,151	286,737
XPO Logistics, Inc.*	2,714	285,649
		572,386
Banks — 20.1%
Bank of America Corp.	13,820	401,333
Citizens Financial Group, Inc.	9,873	403,312
Fifth Third Bancorp	13,054	399,191
KeyCorp	21,200	412,128
Regions Financial Corp.	22,307	406,880
SVB Financial Group*	1,727	539,048
Zions Bancorp	7,860	430,807
		2,992,699
Capital Markets — 3.0%
Charles Schwab Corp. (The)	7,936	441,400
Chemicals — 9.0%
Celanese Corp., Series A	2,068	233,519
CF Industries Holdings, Inc.	5,492	225,941
Eastman Chemical Co.	1,963	204,760
LyondellBasell Industries NV, Class A	1,961	219,867
Mosaic Co. (The)	8,535	234,627
Westlake Chemical Corp.	1,864	215,721
		1,334,435
Containers & Packaging — 3.1%
International Paper Co.	3,878	207,473
WestRock Co.	4,306	253,537
		461,010
Electrical Equipment — 1.8%
AMETEK, Inc.	3,637	265,610
Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	1,965	157,298
Energy Equipment & Services — 5.5%
Baker Hughes a GE Co.	12,439	430,265
National Oilwell Varco, Inc.	9,383	388,644
		818,909
Insurance — 5.1%
Lincoln National Corp.	5,673	376,063
Prudential Financial, Inc.	4,003	387,651
		763,714
Investments	Shares	Value
Common Stocks (continued)
IT Services — 0.9%
Cognizant Technology Solutions Corp., Class A	1,716	$129,301
Machinery — 3.8%
Caterpillar, Inc.	1,874	284,679
Parker-Hannifin Corp.	1,615	276,004
		560,683
Metals & Mining — 4.4%
Freeport-McMoRan, Inc.	11,794	199,319
Nucor Corp.	3,392	217,732
Steel Dynamics, Inc.	4,687	231,678
		648,729
Oil, Gas & Consumable Fuels — 22.4%
Andeavor	3,434	495,974
Apache Corp.	8,976	359,040
ConocoPhillips	5,826	392,614
Marathon Oil Corp.	21,412	458,859
Marathon Petroleum Corp.	4,725	373,417
Phillips 66	3,600	419,364
Valero Energy Corp.	3,723	451,227
Williams Cos., Inc. (The)	13,893	373,166
		3,323,661
Road & Rail — 4.1%
CSX Corp.	4,960	320,664
Old Dominion Freight Line, Inc.	1,880	293,205
		613,869
Semiconductors & Semiconductor Equipment — 1.9%
NVIDIA Corp.	596	150,305
Skyworks Solutions, Inc.	1,378	135,885
		286,190
Software — 3.1%
salesforce.com, Inc.*	1,188	153,644
ServiceNow, Inc.*	835	148,305
Splunk, Inc.*	1,404	155,577
		457,526
Technology Hardware, Storage & Peripherals — 2.8%
NetApp, Inc.	2,239	152,969
Seagate Technology plc	2,361	133,042
Western Digital Corp.	1,497	125,014
		411,025
Trading Companies & Distributors — 1.7%
United Rentals, Inc.*	1,599	255,152
Total Common Stocks (Cost $13,983,584)		14,805,591

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: EQUITIES FOR RISING RATES ETF EQRR :: 7

Investments	Principal Amount	Value
Short-Term Investments — 0.2%
Repurchase Agreements (a) — 0.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $31,943 (Cost $31,941)	$31,941	$31,941
Total Investments — 99.8% (Cost $14,015,525)		14,837,532
Other assets less liabilities — 0.2%		23,689
Net Assets — 100.0%		$14,861,221

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,266,778
Aggregate gross unrealized depreciation	(445,555)
Net unrealized appreciation	$821,223
Federal income tax cost	$14,016,309

See accompanying notes to the financial statements.

8 :: EQRR EQUITIES FOR RISING RATES ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks — 94.5%
Capital Markets — 68.9%
3i Group plc	149,668	$1,896,100
Altamir	10,490	203,817
Apollo Investment Corp.	84,238	479,314
Ares Capital Corp.	118,546	2,001,056
AURELIUS Equity Opportunities SE & Co. KGaA	12,062	804,467
BlackRock Capital Investment Corp.	29,193	182,164
Brait SE*	119,856	343,750
FS Investment Corp.	100,125	770,962
Gimv NV	7,630	454,020
Goldman Sachs BDC, Inc.	13,681	280,324
Golub Capital BDC, Inc.	24,359	450,885
Hercules Capital, Inc.	33,507	415,152
IP Group plc*	279,251	511,544
Main Street Capital Corp.	22,740	873,671
New Mountain Finance Corp.	27,960	388,644
Oaktree Specialty Lending Corp.	46,702	229,774
PennantPark Investment Corp.	28,368	206,235
Prospect Capital Corp.	125,452	848,056
Ratos AB, Class B	91,519	300,943
Solar Capital Ltd.	16,321	352,697
TCP Capital Corp.	23,997	353,476
TPG Specialty Lending, Inc.	25,151	469,318
Triangle Capital Corp.	18,857	213,650
		13,030,019
Diversified Financial Services — 21.5%
Eurazeo SA	18,380	1,439,638
Onex Corp.	26,419	1,896,357
Wendel SA	5,610	741,096
		4,077,091
Internet Software & Services — 4.1%
Rocket Internet SE*(a)	27,189	774,290
Total Common Stocks (Cost $18,113,061)		17,881,400
Closed End Funds — 3.5%
Capital Markets — 3.5%
HBM Healthcare Investments AG Class A*	2,440	412,443
HgCapital Trust plc	10,402	256,508
Total Closed End Funds (Cost $570,134)		668,951
Investments	Shares	Value
Master Limited Partnerships — 1.8%
Diversified Financial Services — 1.8%
Compass Diversified Holdings (Cost $334,607)	20,342	$334,626
	Principal Amount
Short-Term Investments — 0.6%
Repurchase Agreements (b) — 0.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $115,406 (Cost $115,401)	$115,401	115,401
Total Investments — 100.4% (Cost $19,133,203)		19,000,378
Liabilities in excess of other assets — (0.4%)		(78,580)
Net Assets — 100.0%		$18,921,798

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$864,942
Aggregate gross unrealized depreciation	(1,544,939)
Net unrealized depreciation	$(679,997)
Federal income tax cost	$19,680,375

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: GLOBAL LISTED PRIVATE EQUITY ETF PEX :: 9

Global Listed Private Equity ETF invested, as a percentage of net assets, in the following countries as of May 31, 2018:

United States	46.8%
United Kingdom	14.1%
France	12.6%
Canada	10.0%
Germany	8.3%
Belgium	2.4%
Switzerland	2.2%
South Africa	1.8%
Sweden	1.6%
Other[1]	0.2%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

10 :: PEX GLOBAL LISTED PRIVATE EQUITY ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 6.6%
3M Co. (Industrial Conglomerates)	0.0%	70	$13,806
Abbott Laboratories (Health Care Equipment & Supplies)	0.0%	205	12,614
AbbVie, Inc. (Biotechnology)	0.1%	187	18,502
Adobe Systems, Inc.* (Software)	0.0%	58	14,458
Alphabet, Inc., Class A* (Internet Software & Services)	0.1%	35	38,500
Alphabet, Inc., Class C* (Internet Software & Services)	0.1%	36	39,060
Altria Group, Inc. (Tobacco)	0.0%	223	12,430
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	0.2%	47	76,592
Amgen, Inc. (Biotechnology)	0.0%	79	14,190
Apple, Inc. (Technology Hardware, Storage & Peripherals)	0.3%	596	111,374
AT&T, Inc. (Diversified Telecommunication Services)	0.1%	722	23,335
Bank of America Corp. (Banks)	0.1%	1,125	32,670
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.1%	226	43,286
Boeing Co. (The) (Aerospace & Defense)	0.1%	65	22,890
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	0.0%	6	12,654
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.1%	225	27,967
Cisco Systems, Inc. (Communications Equipment)	0.1%	566	24,174
Citigroup, Inc. (Banks)	0.1%	302	20,140
Coca-Cola Co. (The) (Beverages)	0.1%	451	19,393
Comcast Corp., Class A (Media)	0.0%	545	16,993
DowDuPont, Inc. (Chemicals)	0.0%	275	17,630
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	0.1%	498	40,457
Facebook, Inc., Class A* (Internet Software & Services)	0.1%	282	54,082
General Electric Co. (Industrial Conglomerates)	0.0%	1,021	14,376
Home Depot, Inc. (The) (Specialty Retail)	0.1%	137	25,557
Honeywell International, Inc. (Industrial Conglomerates)	0.0%	88	13,016
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.1%	550	30,360
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
International Business Machines Corp. (IT Services)	0.0%	101	$14,272
Johnson & Johnson (Pharmaceuticals)	0.1%	315	37,680
JPMorgan Chase & Co. (Banks)	0.1%	403	43,125
Mastercard, Inc., Class A (IT Services)	0.1%	109	20,723
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.0%	94	15,041
Medtronic plc (Health Care Equipment & Supplies)	0.0%	159	13,725
Merck & Co., Inc. (Pharmaceuticals)	0.1%	317	18,871
Microsoft Corp. (Software)	0.2%	905	89,450
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.0%	51	17,932
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.0%	71	17,905
Oracle Corp. (Software)	0.0%	355	16,586
PepsiCo, Inc. (Beverages)	0.0%	167	16,742
Pfizer, Inc. (Pharmaceuticals)	0.1%	700	25,151
Philip Morris International, Inc. (Tobacco)	0.0%	183	14,556
Procter & Gamble Co. (The) (Household Products)	0.1%	296	21,658
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.0%	116	12,982
Union Pacific Corp. (Road & Rail)	0.0%	93	13,277
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.1%	114	27,532
Verizon Communications, Inc. (Diversified Telecomm unication Services)	0.1%	485	23,120
Visa, Inc., Class A (IT Services)	0.1%	212	27,713
Walmart, Inc. (Food & Staples Retailing)	0.0%	171	14,114
Walt Disney Co. (The) (Media)	0.0%	177	17,606
Wells Fargo & Co. (Banks)	0.1%	516	27,859
Other Common Stocks	3.4%	19,519	1,372,221
Total Common Stocks (Cost $2,685,006)			2,710,347
		No. of Rights
Rights — 0.0% (a)
Dyax Corp., CVR*(b)(c)	0.0%	288	320
Tobira Therapeutics, Inc., CVR*(b)(c)	0.0%	10	—
Total Rights (Cost $—)			320

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: HEDGE REPLICATION ETF HDG :: 11

Investments	Principal Amount	Value
Short-Term Investments — 90.1%
Repurchase Agreements (d) — 15.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $6,450,441 (Cost $6,450,126)	$6,450,126	$6,450,126
U.S. Treasury Obligation — 74.3%
U.S. Treasury Bills 0.00%, due 8/2/2018 (e) (Cost $30,375,550)	30,470,000	30,380,410
Total Short-Term Investments (Cost $36,825,676)		36,830,536
Total Investments — 96.7% (Cost $39,510,682)		39,541,203
Other assets less liabilities — 3.3%		1,355,123
Net Assets — 100.0%		$40,896,326

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $320, which represents approximately 0.00% of net assets of the Fund.

(c)  Illiquid security.

(d)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)  The rate shown was the current yield as of May 31, 2018.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$528,637
Aggregate gross unrealized depreciation	(206,070)
Net unrealized appreciation	$322,567
Federal income tax cost	$39,538,492

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency		Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	43	6/18/2018	USD	$	3,145,181	$167,314

Swap Agreements1

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
483,258	1/7/2019	Credit Suisse International	2.53%	S&P 500® Total Return Index	(76,502)
882,292	11/13/2019	Credit Suisse International	1.63%	iShares® MSCI EAFE ETF[6]	2,602
1,269,300	11/13/2019	Credit Suisse International	1.68%	iShares® MSCI Emerging Markets ETF[6]	28,440
3,703,638	11/13/2019	Credit Suisse International	2.23%	Russell 2000® Total Return Index	201,124
6,338,488					155,664	—	—	155,664

See accompanying notes to the financial statements.

12 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
17,352	11/13/2019	Morgan Stanley & Co. International plc	2.18%	iShares® MSCI Emerging Markets ETF[6]	(130)
277,542	1/7/2019	Morgan Stanley & Co. International plc	2.43%	S&P 500® Total Return Index	(42,726)
294,894					(42,856)	—	42,856	—
2,317	11/6/2019	Societe Generale	1.93%	Russell 2000® Total Return Index	193
1,077,226	11/13/2019	Societe Generale	2.63%	iShares® MSCI EAFE ETF[6]	19,926
2,894,099	11/6/2019	Societe Generale	1.58%	iShares® MSCI Emerging Markets ETF[6]	21,250
3,973,642					41,369	—	—	41,369
4,379	11/13/2019	UBS AG	1.93%	Russell 2000® Total Return Index	357
1,351,610	11/13/2019	UBS AG	1.73%	iShares® MSCI Emerging Markets ETF[6]	(8,065)
1,881,363	11/13/2019	UBS AG	1.93%	iShares® MSCI EAFE ETF[6]	6,073
3,237,352					(1,635)	—	1,635	—
13,844,376					152,542
				Total Appreciation	279,965
				Total Depreciation	(127,423)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: HEDGE REPLICATION ETF HDG :: 13

Hedge Replication ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	0.2%
Air Freight & Logistics	0.0%*
Airlines	0.0%*
Auto Components	0.0%*
Automobiles	0.0%*
Banks	0.4%
Beverages	0.1%
Biotechnology	0.2%
Building Products	0.0%*
Capital Markets	0.2%
Chemicals	0.1%
Commercial Services & Supplies	0.0%*
Communications Equipment	0.1%
Construction & Engineering	0.0%*
Construction Materials	0.0%*
Consumer Finance	0.0%*
Containers & Packaging	0.0%*
Distributors	0.0%*
Diversified Consumer Services	0.0%*
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.1%
Electric Utilities	0.1%
Electrical Equipment	0.0%*
Electronic Equipment, Instruments & Components	0.0%*
Energy Equipment & Services	0.1%
Equity Real Estate Investment Trusts (REITs)	0.2%
Food & Staples Retailing	0.1%
Food Products	0.1%
Health Care Equipment & Supplies	0.2%
Health Care Providers & Services	0.2%
Health Care Technology	0.0%*
Hotels, Restaurants & Leisure	0.1%
Household Durables	0.0%*
Household Products	0.1%
Independent Power and Renewable Electricity Producers	0.0%*
Industrial Conglomerates	0.1%
Insurance	0.2%
Internet & Direct Marketing Retail	0.3%
Internet Software & Services	0.3%
IT Services	0.3%
Leisure Products	0.0%*
Life Sciences Tools & Services	0.1%
Machinery	0.1%
Media	0.2%
Metals & Mining	0.0%*
Multiline Retail	0.0%*
Multi-Utilities	0.1%
Oil, Gas & Consumable Fuels	0.4%
Personal Products	0.0%*
Pharmaceuticals	0.3%
Professional Services	0.0%*
Real Estate Management & Development	0.0%*
Road & Rail	0.1%

See accompanying notes to the financial statements.

14 :: HDG HEDGE REPLICATION ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Semiconductors & Semiconductor Equipment	0.3%
Software	0.4%
Specialty Retail	0.2%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.1%
Tobacco	0.1%
Trading Companies & Distributors	0.0%*
Water Utilities	0.0%*
Other[1]	93.4%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUSTSUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: HEDGE REPLICATION ETF HDG :: 15

Investments	Principal Amount	Value
Corporate Bonds — 95.8%
Aerospace & Defense — 3.3%
Bombardier, Inc.
7.50%, 3/15/2025 (a)	$2,762,000	$2,852,041
KLX, Inc.
5.88%, 12/1/2022 (a)	661,000	690,745
TransDigm, Inc.
6.00%, 7/15/2022	1,440,000	1,459,800
6.50%, 7/15/2024	670,000	683,400
		5,685,986
Air Freight & Logistics — 0.7%
XPO Logistics, Inc. 6.50%, 6/15/2022 (a)	1,197,000	1,225,728
Auto Components — 2.8%
Allison Transmission, Inc.
5.00%, 10/1/2024 (a)	1,044,000	1,036,170
Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/2023	1,338,000	1,331,310
Icahn Enterprises LP
6.00%, 8/1/2020	1,957,000	1,993,694
5.88%, 2/1/2022	530,000	535,300
		4,896,474
Automobiles — 0.6%
Tesla, Inc. 5.30%, 8/15/2025 (a)	1,254,000	1,087,845
Chemicals — 3.0%
Ashland LLC
4.75%, 8/15/2022	1,663,000	1,669,236
Chemours Co. (The)
6.63%, 5/15/2023	500,000	525,140
Momentive Performance Materials, Inc.
3.88%, 10/24/2021	603,000	636,165
NOVA Chemicals Corp.
4.88%, 6/1/2024 (a)	583,000	557,494
5.25%, 6/1/2027 (a)	1,109,000	1,050,777
Platform Specialty Products Corp.
6.50%, 2/1/2022 (a)	747,000	765,675
		5,204,487
Commercial Services & Supplies — 3.1%
Aramark Services, Inc.
5.00%, 2/1/2028 (a)	1,000,000	962,500
Nielsen Finance LLC
5.00%, 4/15/2022 (a)	1,815,000	1,800,425
Prime Security Services Borrower LLC
9.25%, 5/15/2023 (a)	1,382,000	1,462,156
Investments	Principal Amount	Value
Corporate Bonds (continued)
West Corp.
8.50%, 10/15/2025 (a)	$1,172,000	$1,086,327
		5,311,408
Communications Equipment — 0.2%
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	267,000	267,668
Consumer Finance — 1.9%
Ally Financial, Inc.
5.75%, 11/20/2025	438,000	446,541
Navient Corp.
6.50%, 6/15/2022	1,170,000	1,208,025
Springleaf Finance Corp.
6.13%, 5/15/2022	960,000	979,200
6.88%, 3/15/2025	656,000	652,720
		3,286,486
Containers & Packaging — 2.8%
Ball Corp.
4.38%, 12/15/2020	587,000	596,962
5.25%, 7/1/2025	1,191,000	1,213,331
BWAY Holding Co.
5.50%, 4/15/2024 (a)	391,000	386,112
7.25%, 4/15/2025 (a)	1,322,000	1,298,072
Crown Americas LLC
4.50%, 1/15/2023	696,000	677,800
Reynolds Group Issuer, Inc.
5.13%, 7/15/2023 (a)	600,000	589,500
		4,761,777
Diversified Telecommunication Services — 4.4%
CCO Holdings LLC
5.13%, 5/1/2027 (a)	2,400,000	2,247,000
5.00%, 2/1/2028 (a)	1,276,000	1,180,300
CenturyLink, Inc.
Series Y, 7.50%, 4/1/2024	777,000	798,873
Frontier Communications Corp.
10.50%, 9/15/2022	1,170,000	1,053,000
11.00%, 9/15/2025	2,945,000	2,356,000
		7,635,173
Energy Equipment & Services — 1.6%
Ensco plc
7.75%, 2/1/2026	881,000	839,153
5.75%, 10/1/2044	720,000	513,000
McDermott Technology Americas, Inc.
10.63%, 5/1/2024 (a)	200,000	209,000
Transocean, Inc.
9.00%, 7/15/2023 (a)	1,118,000	1,204,645
		2,765,798

See accompanying notes to the financial statements.

16 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Equity Real Estate Investment Trusts (REITs) — 3.4%
Equinix, Inc.
5.88%, 1/15/2026	$621,000	$632,644
5.38%, 5/15/2027	1,115,000	1,119,516
ESH Hospitality, Inc.
5.25%, 5/1/2025 (a)	189,000	181,553
Iron Mountain, Inc.
4.88%, 9/15/2027 (a)	550,000	511,500
MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	1,549,000	1,564,490
SBA Communications Corp.
4.88%, 9/1/2024	1,194,000	1,114,909
Uniti Group LP
8.25%, 10/15/2023	840,000	818,748
		5,943,360
Food & Staples Retailing — 2.0%
Albertsons Cos. LLC
6.63%, 6/15/2024	912,000	857,554
5.75%, 3/15/2025	712,000	626,702
Rite Aid Corp.
6.13%, 4/1/2023 (a)	1,927,000	1,975,175
		3,459,431
Food Products — 1.3%
Post Holdings, Inc.
5.00%, 8/15/2026 (a)	2,045,000	1,917,187
5.75%, 3/1/2027 (a)	300,000	290,157
		2,207,344
Health Care Equipment & Supplies — 1.9%
Avantor, Inc.
9.00%, 10/1/2025 (a)	1,775,000	1,832,687
DJO Finance LLC
8.13%, 6/15/2021 (a)	825,000	830,156
Ortho-Clinical Diagnostics, Inc.
6.63%, 5/15/2022 (a)	663,000	655,157
		3,318,000
Health Care Providers & Services — 9.9%
Centene Corp.
5.63%, 2/15/2021	1,258,000	1,291,601
4.75%, 1/15/2025	1,030,000	1,023,563
Centene Escrow I Corp.
5.38%, 6/1/2026 (a)	1,000,000	1,010,700
Community Health Systems, Inc.
6.25%, 3/31/2023	2,527,000	2,356,427
DaVita, Inc.
5.13%, 7/15/2024	1,770,000	1,725,750
5.00%, 5/1/2025	200,000	189,560
Investments	Principal Amount	Value
Corporate Bonds (continued)
Envision Healthcare Corp.
5.63%, 7/15/2022	$962,000	$980,037
HCA, Inc.
5.38%, 2/1/2025	1,337,000	1,313,602
5.88%, 2/15/2026	1,172,000	1,179,337
LifePoint Health, Inc.
5.50%, 12/1/2021	658,000	660,468
MPH Acquisition Holdings LLC
7.13%, 6/1/2024 (a)	861,000	893,288
Tenet Healthcare Corp.
8.13%, 4/1/2022	2,469,000	2,583,191
6.75%, 6/15/2023	1,391,000	1,384,045
WellCare Health Plans, Inc.
5.25%, 4/1/2025	500,000	498,750
		17,090,319
Health Care Technology — 0.6%
IQVIA, Inc. 5.00%, 10/15/2026 (a)	1,035,000	988,425
Hotels, Restaurants & Leisure — 7.0%
1011778 BC ULC
4.25%, 5/15/2024 (a)	2,952,000	2,797,020
Caesars Resort Collection LLC
5.25%, 10/15/2025 (a)	1,505,000	1,437,275
Golden Nugget, Inc.
6.75%, 10/15/2024 (a)	748,000	756,415
Hilton Domestic Operating Co., Inc.
5.13%, 5/1/2026 (a)	830,000	808,212
KFC Holding Co.
5.00%, 6/1/2024 (a)	1,241,000	1,225,488
5.25%, 6/1/2026 (a)	866,000	846,515
MGM Resorts International
6.00%, 3/15/2023	593,000	613,755
Scientific Games International, Inc.
10.00%, 12/1/2022	1,567,000	1,680,623
5.00%, 10/15/2025 (a)	470,000	453,550
Six Flags Entertainment Corp.
4.88%, 7/31/2024 (a)	511,000	493,115
Wynn Las Vegas LLC
5.50%, 3/1/2025 (a)	937,000	918,260
		12,030,228
Household Products — 0.6%
Spectrum Brands, Inc. 5.75%, 7/15/2025	1,038,000	1,027,620
Independent Power and Renewable Electricity Producers — 2.8%
Calpine Corp.
5.38%, 1/15/2023	207,000	197,167
5.75%, 1/15/2025	1,155,000	1,051,050

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 17

Investments	Principal Amount	Value
Corporate Bonds (continued)
NRG Energy, Inc.
6.63%, 1/15/2027	$1,270,000	$1,311,275
Vistra Energy Corp.
7.38%, 11/1/2022	2,220,000	2,331,888
		4,891,380
Insurance — 0.4%
HUB International Ltd. 7.00%, 5/1/2026 (a)	750,000	750,600
Internet & Direct Marketing Retail — 0.6%
Netflix, Inc. 4.88%, 4/15/2028 (a)	1,133,000	1,076,463
Internet Software & Services — 2.3%
Rackspace Hosting, Inc.
8.63%, 11/15/2024 (a)	1,310,000	1,332,925
Zayo Group LLC
6.00%, 4/1/2023	316,000	320,345
5.75%, 1/15/2027 (a)	2,340,000	2,263,950
		3,917,220
IT Services — 2.4%
Exela Intermediate LLC
10.00%, 7/15/2023 (a)	1,000,000	1,023,750
First Data Corp.
7.00%, 12/1/2023 (a)	978,000	1,024,651
5.75%, 1/15/2024 (a)	2,044,000	2,051,665
		4,100,066
Leisure Products — 0.4%
Mattel, Inc. 6.75%, 12/31/2025 (a)	685,000	667,224
Machinery — 2.4%
BlueLine Rental Finance Corp.
9.25%, 3/15/2024 (a)	1,094,000	1,167,265
Navistar International Corp.
6.63%, 11/1/2025 (a)	857,000	884,853
Novelis Corp.
6.25%, 8/15/2024 (a)	1,363,000	1,380,174
5.88%, 9/30/2026 (a)	674,000	660,587
		4,092,879
Media — 6.3%
AMC Networks, Inc.
5.00%, 4/1/2024	1,248,000	1,207,502
CSC Holdings LLC
10.13%, 1/15/2023 (a)	1,150,000	1,275,062
10.88%, 10/15/2025 (a)	500,000	579,375
Investments	Principal Amount	Value
Corporate Bonds (continued)
DISH DBS Corp.
5.88%, 11/15/2024	$1,792,000	$1,489,063
7.75%, 7/1/2026	1,371,000	1,184,201
Meredith Corp.
6.88%, 2/1/2026 (a)	896,000	904,960
Sirius XM Radio, Inc.
6.00%, 7/15/2024 (a)	923,000	946,075
5.00%, 8/1/2027 (a)	1,035,000	983,395
Tribune Media Co.
5.88%, 7/15/2022	703,000	710,909
Univision Communications, Inc.
5.13%, 2/15/2025 (a)	1,648,000	1,517,643
		10,798,185
Metals & Mining — 3.4%
Cleveland-Cliffs, Inc.
5.75%, 3/1/2025	760,000	727,472
First Quantum Minerals Ltd.
7.00%, 2/15/2021 (a)	1,513,000	1,520,565
7.25%, 4/1/2023 (a)	561,000	562,402
7.50%, 4/1/2025 (a)	306,000	299,498
Freeport-McMoRan, Inc.
3.88%, 3/15/2023	1,760,000	1,691,818
5.45%, 3/15/2043	1,082,000	976,505
		5,778,260
Oil, Gas & Consumable Fuels — 8.9%
Antero Resources Corp.
5.38%, 11/1/2021	1,175,000	1,187,337
5.13%, 12/1/2022	554,000	556,770
California Resources Corp.
8.00%, 12/15/2022 (a)	1,720,000	1,518,038
Cheniere Corpus Christi Holdings LLC
5.88%, 3/31/2025	781,000	815,169
5.13%, 6/30/2027	959,000	953,006
Chesapeake Energy Corp.
8.00%, 12/15/2022 (a)	1,597,000	1,688,827
8.00%, 6/15/2027	475,000	471,438
Citgo Holding, Inc.
10.75%, 2/15/2020 (a)	651,000	694,942
CNX Resources Corp.
5.88%, 4/15/2022	1,290,000	1,301,288
CrownRock LP
5.63%, 10/15/2025 (a)	845,000	821,779
Energy Transfer Equity LP
4.25%, 3/15/2023	500,000	484,375
5.88%, 1/15/2024	166,000	172,225
Jupiter Resources, Inc.
8.50%, 10/1/2022 (a)	1,316,000	546,140

See accompanying notes to the financial statements.

18 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
MEG Energy Corp.
7.00%, 3/31/2024 (a)	$1,099,000	$991,848
Murray Energy Corp.
11.25%, 4/15/2021 (a)	1,094,000	464,950
Sanchez Energy Corp.
6.13%, 1/15/2023	1,159,000	762,043
Southwestern Energy Co.
6.70%, 1/23/2025	345,000	338,963
Whiting Petroleum Corp.
6.63%, 1/15/2026 (a)	380,000	389,025
Williams Cos., Inc. (The)
4.55%, 6/24/2024	1,202,000	1,206,507
		15,364,670
Pharmaceuticals — 2.9%
Endo Dac
6.00%, 7/15/2023 (a)	869,000	638,715
6.00%, 2/1/2025 (a)	1,247,000	885,370
Valeant Pharmaceuticals International, Inc.
5.88%, 5/15/2023 (a)	1,725,000	1,630,125
6.13%, 4/15/2025 (a)	2,023,000	1,871,275
		5,025,485
Professional Services — 0.5%
Jaguar Holding Co. II 6.38%, 8/1/2023 (a)	844,000	848,431
Real Estate Management & Development — 0.3%
Howard Hughes Corp. (The) 5.38%, 3/15/2025 (a)	478,000	461,868
Road & Rail — 0.5%
Hertz Corp. (The) 7.63%, 6/1/2022 (a)	832,000	813,280
Software — 2.3%
BMC Software Finance, Inc.
8.13%, 7/15/2021 (a)	753,000	771,900
Change Healthcare Holdings LLC
5.75%, 3/1/2025 (a)	975,000	932,344
Infor US, Inc.
6.50%, 5/15/2022	851,000	864,829
Solera LLC
10.50%, 3/1/2024 (a)	1,266,000	1,404,880
		3,973,953
Specialty Retail — 1.1%
PetSmart, Inc.
7.13%, 3/15/2023 (a)	1,616,000	776,973
5.88%, 6/1/2025 (a)	858,000	592,020
Investments	Principal Amount	Value
Corporate Bonds (continued)
Staples, Inc.
8.50%, 9/15/2025 (a)	$500,000	$463,750
		1,832,743
Technology Hardware, Storage & Peripherals — 2.0%
Dell International LLC
5.88%, 6/15/2021 (a)	936,000	960,923
7.13%, 6/15/2024 (a)	400,000	429,785
EMC Corp.
2.65%, 6/1/2020	2,024,000	1,976,235
		3,366,943
Thrifts & Mortgage Finance — 0.9%
Quicken Loans, Inc. 5.75%, 5/1/2025 (a)	1,577,000	1,538,679
Trading Companies & Distributors — 1.9%
Beacon Roofing Supply, Inc.
4.88%, 11/1/2025 (a)	1,447,000	1,331,240
HD Supply, Inc.
5.75%, 4/15/2024 (a)	200,000	209,750
United Rentals North America, Inc.
5.50%, 5/15/2027	1,228,000	1,215,720
4.88%, 1/15/2028	510,000	478,941
		3,235,651
Wireless Telecommunication Services — 2.4%
Sprint Corp.
7.88%, 9/15/2023	1,469,000	1,541,715
7.13%, 6/15/2024	931,000	937,983
T-Mobile USA, Inc.
6.38%, 3/1/2025	500,000	522,450
6.50%, 1/15/2026	1,024,000	1,068,800
		4,070,948
Total Corporate Bonds (Cost $170,253,445)		164,798,485
Short-Term Investments — 2.0%
Repurchase Agreements (b) — 2.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $3,409,559 (Cost $3,409,393)	3,409,393	3,409,393
Total Investments — 97.8% (Cost $173,662,838)		168,207,878
Other assets less liabilities — 2.2%		3,845,839
Net Assets — 100.0%		$172,053,717

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: HIGH YIELD—INTEREST RATE HEDGED HYHG :: 19

(a)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,660,566
Aggregate gross unrealized depreciation	(6,518,874)
Net unrealized depreciation	$(4,858,308)
Federal income tax cost	$173,679,715

Futures Contracts Sold

High Yield-Interest Rate Hedged had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	496	9/19/2018	USD	$59,737,000	$250,969
U.S. Treasury 2 Year Note	160	9/28/2018	USD	33,957,500	64,757
U.S. Treasury 5 Year Note	628	9/28/2018	USD	71,523,313	297,803
					$613,529

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

20 :: HYHG HIGH YIELD—INTEREST RATE HEDGED :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations — 89.7%
U.S. Treasury Inflation Linked Bonds 1.00%, 2/15/2048 (Cost $8,793,402)	$8,759,180	$8,993,836
Short-Term Investments — 5.7%
Repurchase Agreements (a) — 5.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $570,628 (Cost $570,601)	570,601	570,601
Total Investments — 95.4% (Cost $9,364,003)		9,564,437
Other assets less liabilities — 4.6%		465,024
Net Assets — 100.0%		$10,029,461

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$635,369
Aggregate gross unrealized depreciation	(140,870)
Net unrealized appreciation	$494,499
Federal income tax cost	$9,364,003
Swap Agreements1

Inflation Expectations ETF had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
559,441	11/6/2018	Citibank NA	1.67%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Inflation-Protected Securities (TIPS) bond)[6]	347,251
11,244,005	1/7/2019	Citibank NA	1.58%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[7]	(140,790)
11,803,446					206,461	(206,461)	—	—
473,175	11/6/2018	Societe Generale	1.98%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Inflation-Protected Securities (TIPS) bond)[6]	12,317

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: INFLATION EXPECTATIONS ETF RINF :: 21

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
3,765,895	11/6/2018	Societe Generale	1.43%	FTSE 30-Year TIPS (Treasury Rate- Hedged) Index (long exposure to 30-year Treasury Bond inverse index)[7]	75,287
4,239,070					87,604	—	—	87,604
16,042,516					294,065
				Total Appreciation	434,855
				Total Depreciation	(140,790)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the U.S. Treasury Obligations section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

7  Certain underlying component disclosures related to this index may be found on the website at www.proshares.com/media/30-Year_TIPS_May.pdf.

See accompanying notes to the financial statements.

22 :: RINF INFLATION EXPECTATIONS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds — 97.3%
Aerospace & Defense — 1.5%
Embraer Netherlands Finance BV
5.05%, 6/15/2025	$1,395,000	$1,395,014
Lockheed Martin Corp.
4.07%, 12/15/2042	1,032,000	1,006,138
United Technologies Corp.
6.13%, 7/15/2038	1,406,000	1,675,984
5.70%, 4/15/2040	1,527,000	1,757,842
4.50%, 6/1/2042	3,391,000	3,347,217
		9,182,195
Air Freight & Logistics — 0.2%
United Parcel Service, Inc.
6.20%, 1/15/2038	1,110,000	1,414,159
Automobiles — 2.0%
Daimler Finance North America LLC
8.50%, 1/18/2031	1,659,000	2,362,776
Ford Motor Co.
7.45%, 7/16/2031	2,350,000	2,782,975
4.75%, 1/15/2043	3,464,000	3,106,032
General Motors Co.
6.25%, 10/2/2043	2,783,000	2,989,369
5.20%, 4/1/2045	980,000	933,459
		12,174,611
Banks — 26.7%
Banco Santander SA
5.18%, 11/19/2025	600,000	600,179
4.25%, 4/11/2027	3,157,000	3,025,378
3.80%, 2/23/2028	800,000	734,081
4.38%, 4/12/2028	1,298,000	1,250,572
Bank of America Corp.
4.13%, 1/22/2024	785,000	803,515
4.00%, 4/1/2024	1,442,000	1,462,942
4.20%, 8/26/2024	1,132,000	1,143,149
4.00%, 1/22/2025	1,673,000	1,657,513
Series L, 3.95%, 4/21/2025	1,313,000	1,291,684
4.45%, 3/3/2026	1,313,000	1,325,228
3.50%, 4/19/2026	2,061,000	2,001,461
4.25%, 10/22/2026	985,000	983,656
6.11%, 1/29/2037	1,376,000	1,606,656
7.75%, 5/14/2038	1,785,000	2,451,197
5.88%, 2/7/2042	672,000	806,933
5.00%, 1/21/2044	1,633,000	1,760,234
Barclays plc
3.65%, 3/16/2025	800,000	751,929
4.38%, 1/12/2026	4,207,000	4,091,703
4.95%, 1/10/2047	2,539,000	2,396,244
BNP Paribas SA
4.25%, 10/15/2024	521,000	519,083
Investments	Principal Amount	Value
Corporate Bonds (continued)
Citigroup, Inc.
3.88%, 3/26/2025	$1,315,000	$1,279,813
4.40%, 6/10/2025	1,445,000	1,449,041
5.50%, 9/13/2025	592,000	633,164
3.70%, 1/12/2026	827,000	806,934
4.60%, 3/9/2026	1,564,000	1,581,670
3.40%, 5/1/2026	851,000	810,835
4.30%, 11/20/2026	1,873,000	1,851,921
4.45%, 9/29/2027	3,198,000	3,168,163
4.13%, 7/25/2028	548,000	528,535
5.88%, 1/30/2042	191,000	226,024
6.68%, 9/13/2043	1,881,000	2,338,205
4.65%, 7/30/2045	493,000	500,992
4.75%, 5/18/2046	2,992,000	2,934,157
Cooperatieve Rabobank UA
4.63%, 12/1/2023	2,803,000	2,841,981
3.38%, 5/21/2025	656,000	642,863
4.38%, 8/4/2025	1,108,000	1,092,339
3.75%, 7/21/2026	483,000	455,589
5.25%, 5/24/2041	3,840,000	4,387,651
5.25%, 8/4/2045	1,275,000	1,364,500
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 3/26/2025	1,909,000	1,839,571
4.55%, 4/17/2026	3,131,000	3,146,777
4.88%, 5/15/2045	2,848,000	2,873,513
Fifth Third Bancorp
8.25%, 3/1/2038	1,256,000	1,747,996
HSBC Bank USA NA
5.88%, 11/1/2034	1,000,000	1,165,267
HSBC Holdings plc
4.25%, 3/14/2024	943,000	948,837
4.25%, 8/18/2025	200,000	197,566
3.90%, 5/25/2026	1,274,000	1,253,388
4.38%, 11/23/2026	2,021,000	1,993,215
6.50%, 5/2/2036	2,102,000	2,515,252
6.50%, 9/15/2037	2,917,000	3,504,092
6.80%, 6/1/2038	3,194,000	3,968,925
5.25%, 3/14/2044	1,005,000	1,048,853
ING Groep NV
3.95%, 3/29/2027	2,577,000	2,534,703
JPMorgan Chase & Co.
3.88%, 2/1/2024	2,436,000	2,466,465
3.63%, 5/13/2024	2,538,000	2,532,859
3.88%, 9/10/2024	1,165,000	1,155,085
4.25%, 10/1/2027	854,000	853,459
6.40%, 5/15/2038	1,239,000	1,551,764
5.50%, 10/15/2040	1,716,000	1,973,435
5.60%, 7/15/2041	931,000	1,083,793
5.40%, 1/6/2042	932,000	1,058,036
5.63%, 8/16/2043	545,000	615,887
4.85%, 2/1/2044	2,632,000	2,801,886
4.95%, 6/1/2045	1,319,000	1,369,208

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 23

Investments	Principal Amount	Value
Corporate Bonds (continued)
Lloyds Banking Group plc
4.50%, 11/4/2024	$3,354,000	$3,332,595
4.58%, 12/10/2025	2,201,000	2,167,768
4.65%, 3/24/2026	1,409,000	1,393,142
3.75%, 1/11/2027	1,678,000	1,588,721
Mitsubishi UFJ Financial Group, Inc.
3.85%, 3/1/2026	4,157,000	4,153,298
3.68%, 2/22/2027	2,294,000	2,265,753
Mizuho Financial Group, Inc.
2.84%, 9/13/2026	1,061,000	982,045
3.17%, 9/11/2027	1,773,000	1,671,243
4.02%, 3/5/2028	1,000,000	1,007,530
National Australia Bank Ltd.
2.50%, 7/12/2026	902,000	816,744
Royal Bank of Scotland Group plc
4.80%, 4/5/2026	1,994,000	2,029,891
Santander UK plc
4.00%, 3/13/2024	1,165,000	1,179,847
Sumitomo Mitsui Financial Group, Inc.
3.78%, 3/9/2026	3,767,000	3,765,292
2.63%, 7/14/2026	1,862,000	1,706,727
3.01%, 10/19/2026	545,000	511,532
3.45%, 1/11/2027	811,000	788,700
3.36%, 7/12/2027	1,348,000	1,300,689
Wells Fargo & Co.
3.30%, 9/9/2024	1,100,000	1,064,505
3.00%, 2/19/2025	3,144,000	2,971,206
3.55%, 9/29/2025	1,118,000	1,089,513
3.00%, 4/22/2026	2,539,000	2,373,648
4.10%, 6/3/2026	2,459,000	2,423,768
3.00%, 10/23/2026	2,282,000	2,121,683
5.38%, 11/2/2043	1,001,000	1,077,994
4.65%, 11/4/2044	1,059,000	1,028,103
3.90%, 5/1/2045	2,274,000	2,121,048
4.90%, 11/17/2045	1,007,000	1,015,316
4.75%, 12/7/2046	943,000	931,402
Wells Fargo Bank NA
6.60%, 1/15/2038	253,000	323,852
Westpac Banking Corp.
2.85%, 5/13/2026	2,300,000	2,147,818
2.70%, 8/19/2026	757,000	698,765
3.35%, 3/8/2027	1,458,000	1,405,581
		159,213,265
Beverages — 2.1%
Anheuser-Busch InBev Finance, Inc.
3.70%, 2/1/2024	1,627,000	1,639,210
Anheuser-Busch InBev Worldwide, Inc.
4.95%, 1/15/2042	528,000	557,532
3.75%, 7/15/2042	2,077,000	1,853,608
Investments	Principal Amount	Value
Corporate Bonds (continued)
Coca-Cola Co. (The)
2.88%, 10/27/2025	$2,060,000	$1,980,836
2.25%, 9/1/2026	2,012,000	1,831,260
Molson Coors Brewing Co.
5.00%, 5/1/2042	1,425,000	1,428,016
PepsiCo, Inc.
5.50%, 1/15/2040	720,000	875,211
Pepsi-Cola Metropolitan Bottling Co., Inc.
Series B, 7.00%, 3/1/2029	1,866,000	2,401,475
		12,567,148
Biotechnology — 0.4%
AbbVie, Inc.
4.40%, 11/6/2042	2,779,000	2,662,424
Capital Markets — 7.2%
BlackRock, Inc.
3.50%, 3/18/2024	1,772,000	1,788,957
Credit Suisse AG
3.63%, 9/9/2024	1,865,000	1,851,354
Deutsche Bank AG
3.70%, 5/30/2024	1,943,000	1,817,304
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	3,883,000	3,852,666
6.13%, 2/15/2033	3,193,000	3,726,556
6.75%, 10/1/2037	2,514,000	3,027,502
6.25%, 2/1/2041	2,387,000	2,865,872
5.15%, 5/22/2045	3,175,000	3,274,483
Jefferies Group LLC
4.15%, 1/23/2030	1,000,000	903,832
Morgan Stanley
Series F, 3.88%, 4/29/2024	2,373,000	2,385,472
3.70%, 10/23/2024	1,586,000	1,578,963
4.00%, 7/23/2025	1,456,000	1,463,783
5.00%, 11/24/2025	2,875,000	2,994,113
3.88%, 1/27/2026	2,724,000	2,698,680
3.13%, 7/27/2026	994,000	933,268
4.35%, 9/8/2026	1,189,000	1,184,822
3.63%, 1/20/2027	1,479,000	1,430,134
4.30%, 1/27/2045	1,370,000	1,318,077
4.38%, 1/22/2047	1,515,000	1,485,268
State Street Corp.
3.30%, 12/16/2024	1,197,000	1,179,626
3.55%, 8/18/2025	1,574,000	1,570,055
		43,330,787
Chemicals — 0.1%
Dow Chemical Co. (The)
7.38%, 11/1/2029	497,000	635,445

See accompanying notes to the financial statements.

24 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Communications Equipment — 1.3%
Cisco Systems, Inc.
3.63%, 3/4/2024	$2,060,000	$2,095,767
5.90%, 2/15/2039	732,000	923,113
5.50%, 1/15/2040	3,678,000	4,485,842
		7,504,722
Consumer Finance — 0.5%
American Express Co.
4.05%, 12/3/2042	1,579,000	1,553,897
Ford Motor Credit Co. LLC
4.13%, 8/4/2025	310,000	304,785
4.39%, 1/8/2026	1,000,000	994,263
		2,852,945
Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc.
4.50%, 2/11/2043	1,306,000	1,383,424
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	3,460,000	3,334,102
Shell International Finance BV
3.25%, 5/11/2025	2,414,000	2,373,349
2.88%, 5/10/2026	663,000	632,100
2.50%, 9/12/2026	957,000	891,229
4.13%, 5/11/2035	952,000	971,885
6.38%, 12/15/2038	1,759,000	2,314,861
5.50%, 3/25/2040	1,978,000	2,343,295
4.55%, 8/12/2043	1,689,000	1,789,741
4.38%, 5/11/2045	3,034,000	3,157,770
4.00%, 5/10/2046	1,810,000	1,779,593
3.75%, 9/12/2046	1,603,000	1,524,333
		22,495,682
Diversified Telecommunication Services — 5.5%
AT&T, Inc.
5.35%, 9/1/2040	2,194,000	2,230,262
5.55%, 8/15/2041	2,274,000	2,355,744
5.15%, 3/15/2042	1,338,000	1,321,974
Telefonica Emisiones SAU
4.10%, 3/8/2027	967,000	944,803
7.05%, 6/20/2036	3,367,000	4,167,048
5.21%, 3/8/2047	2,978,000	2,992,438
4.90%, 3/6/2048	1,000,000	950,345
Verizon Communications, Inc.
2.63%, 8/15/2026	4,261,000	3,845,708
4.13%, 3/16/2027	3,000,000	3,007,835
4.50%, 8/10/2033	1,896,000	1,860,044
4.27%, 1/15/2036	3,075,000	2,871,748
4.13%, 8/15/2046	645,000	559,432
4.86%, 8/21/2046	5,955,000	5,760,356
		32,867,737
Investments	Principal Amount	Value
Corporate Bonds (continued)
Electric Utilities — 1.4%
Duke Energy Florida LLC
6.40%, 6/15/2038	$278,000	$367,730
FirstEnergy Corp.
Series C, 7.38%, 11/15/2031	1,726,000	2,275,387
Georgia Power Co.
4.30%, 3/15/2042	2,408,000	2,452,291
Pacific Gas & Electric Co.
6.05%, 3/1/2034	3,008,000	3,484,259
		8,579,667
Energy Equipment & Services — 0.3%
Baker Hughes a GE Co. LLC
5.13%, 9/15/2040	722,000	783,410
Halliburton Co.
7.45%, 9/15/2039	563,000	767,251
		1,550,661
Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.
5.00%, 2/15/2024	1,300,000	1,360,560
Weyerhaeuser Co.
7.38%, 3/15/2032	1,722,000	2,224,655
		3,585,215
Food & Staples Retailing — 0.7%
Walmart, Inc.
5.25%, 9/1/2035	3,437,000	4,055,068
Food Products — 0.8%
JM Smucker Co. (The)
3.50%, 3/15/2025	1,500,000	1,470,088
Kraft Heinz Foods Co.
5.00%, 6/4/2042	2,499,000	2,427,905
Unilever Capital Corp.
5.90%, 11/15/2032	687,000	849,105
		4,747,098
Health Care Equipment & Supplies — 2.1%
Medtronic, Inc.
3.50%, 3/15/2025	6,783,000	6,770,117
4.38%, 3/15/2035	2,499,000	2,623,974
4.63%, 3/15/2045	2,717,000	2,935,808
		12,329,899
Health Care Providers & Services — 2.6%
Anthem, Inc.
4.65%, 1/15/2043	1,300,000	1,270,701
Ascension Health
3.95%, 11/15/2046	1,596,000	1,598,829

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 25

Investments	Principal Amount	Value
Corporate Bonds (continued)
HCA, Inc.
5.00%, 3/15/2024	$1,014,000	$1,021,301
5.25%, 4/15/2025	2,977,000	2,991,885
UnitedHealth Group, Inc.
3.75%, 7/15/2025	2,151,000	2,162,959
3.10%, 3/15/2026	1,562,000	1,505,276
4.63%, 7/15/2035	1,327,000	1,424,294
6.88%, 2/15/2038	1,104,000	1,501,556
4.75%, 7/15/2045	1,746,000	1,909,208
		15,386,009
Industrial Conglomerates — 2.4%
General Electric Co.
6.75%, 3/15/2032	2,675,000	3,295,562
5.88%, 1/14/2038	3,290,000	3,765,412
6.88%, 1/10/2039	1,824,000	2,325,185
4.13%, 10/9/2042	3,010,000	2,765,589
4.50%, 3/11/2044	2,235,000	2,169,429
		14,321,177
Insurance — 1.6%
American International Group, Inc.
4.13%, 2/15/2024	680,000	686,284
AXA SA
8.60%, 12/15/2030	1,618,000	2,137,783
Manulife Financial Corp.
4.15%, 3/4/2026	1,799,000	1,811,710
MetLife, Inc.
3.60%, 4/10/2024	467,000	467,480
5.70%, 6/15/2035	1,823,000	2,105,250
4.05%, 3/1/2045	2,377,000	2,227,802
		9,436,309
IT Services — 1.5%
International Business Machines Corp.
3.63%, 2/12/2024	2,713,000	2,744,239
3.45%, 2/19/2026	1,410,000	1,400,944
4.00%, 6/20/2042	2,201,000	2,177,744
Mastercard, Inc.
3.38%, 4/1/2024	2,392,000	2,405,027
		8,727,954
Machinery — 0.4%
Caterpillar, Inc.
3.80%, 8/15/2042	2,616,000	2,539,394
Media — 5.4%
21st Century Fox America, Inc.
6.20%, 12/15/2034	569,000	682,434
6.40%, 12/15/2035	1,120,000	1,372,899
6.15%, 3/1/2037	1,286,000	1,549,868
6.65%, 11/15/2037	2,208,000	2,819,505
6.15%, 2/15/2041	928,000	1,140,077
Investments	Principal Amount	Value
Corporate Bonds (continued)
Comcast Corp.
3.60%, 3/1/2024	$1,647,000	$1,640,430
4.25%, 1/15/2033	1,886,000	1,853,604
6.50%, 11/15/2035	2,232,000	2,704,876
4.75%, 3/1/2044	406,000	403,328
NBCUniversal Media LLC
5.95%, 4/1/2041	1,778,000	2,039,304
4.45%, 1/15/2043	532,000	510,874
Time Warner Cable LLC
7.30%, 7/1/2038	2,498,000	2,910,171
6.75%, 6/15/2039	3,087,000	3,418,547
Time Warner Entertainment Co. LP
8.38%, 7/15/2033	884,000	1,124,099
Viacom, Inc.
6.88%, 4/30/2036	1,689,000	1,892,763
4.38%, 3/15/2043	2,083,000	1,790,937
Walt Disney Co. (The)
3.00%, 2/13/2026	1,453,000	1,412,400
1.85%, 7/30/2026	3,270,000	2,880,969
		32,147,085
Metals & Mining — 3.2%
BHP Billiton Finance USA Ltd.
4.13%, 2/24/2042	852,000	858,596
5.00%, 9/30/2043	2,311,000	2,633,919
Rio Tinto Finance USA Ltd.
5.20%, 11/2/2040	1,707,000	1,957,586
Southern Copper Corp.
6.75%, 4/16/2040	571,000	669,968
5.25%, 11/8/2042	2,242,000	2,254,122
5.88%, 4/23/2045	899,000	972,426
Vale Overseas Ltd.
6.25%, 8/10/2026	2,440,000	2,644,228
6.88%, 11/21/2036	2,682,000	3,009,204
6.88%, 11/10/2039	1,763,000	2,005,413
Vale SA
5.63%, 9/11/2042	1,964,000	1,973,820
		18,979,282
Multiline Retail — 1.0%
Target Corp.
3.50%, 7/1/2024	724,000	730,734
2.50%, 4/15/2026	2,045,000	1,888,215
4.00%, 7/1/2042	978,000	945,094
3.63%, 4/15/2046	2,734,000	2,475,459
		6,039,502
Multi-Utilities — 0.5%
Berkshire Hathaway Energy Co.
6.13%, 4/1/2036	2,214,000	2,790,438

See accompanying notes to the financial statements.

26 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Oil, Gas & Consumable Fuels — 7.1%
Anadarko Petroleum Corp.
6.45%, 9/15/2036	$1,861,000	$2,200,262
Apache Corp.
6.00%, 1/15/2037	1,567,000	1,756,301
BP Capital Markets plc
3.81%, 2/10/2024	735,000	747,369
3.51%, 3/17/2025	1,234,000	1,232,025
Canadian Natural Resources Ltd.
6.25%, 3/15/2038	1,564,000	1,888,830
Cenovus Energy, Inc.
6.75%, 11/15/2039	1,237,000	1,399,020
CNOOC Finance 2015 USA LLC
3.50%, 5/5/2025	450,000	436,330
ConocoPhillips
6.50%, 2/1/2039	3,467,000	4,495,478
ConocoPhillips Holding Co.
6.95%, 4/15/2029	769,000	961,561
Ecopetrol SA
4.13%, 1/16/2025	1,351,000	1,296,960
5.88%, 5/28/2045	2,154,000	2,059,224
Equinor ASA
3.70%, 3/1/2024	1,403,000	1,432,833
Hess Corp.
5.60%, 2/15/2041	1,915,000	1,953,232
Kinder Morgan Energy Partners LP
6.95%, 1/15/2038	1,271,000	1,508,267
Kinder Morgan, Inc.
7.75%, 1/15/2032	1,171,000	1,456,320
Nexen Energy ULC
6.40%, 5/15/2037	4,860,000	5,961,820
Phillips 66
5.88%, 5/1/2042	1,412,000	1,678,699
Suncor Energy, Inc.
6.50%, 6/15/2038	807,000	1,031,684
Total Capital International SA
3.70%, 1/15/2024	1,074,000	1,089,072
3.75%, 4/10/2024	1,622,000	1,647,056
TransCanada PipeLines Ltd.
6.20%, 10/15/2037	1,308,000	1,539,544
7.63%, 1/15/2039	930,000	1,243,934
Valero Energy Corp.
6.63%, 6/15/2037	1,466,000	1,817,304
Williams Partners LP
6.30%, 4/15/2040	1,559,000	1,783,824
		42,616,949
Investments	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals — 5.7%
AstraZeneca plc
3.38%, 11/16/2025	$1,926,000	$1,883,190
6.45%, 9/15/2037	2,880,000	3,635,050
4.00%, 9/18/2042	1,203,000	1,143,798
4.38%, 11/16/2045	1,489,000	1,500,835
GlaxoSmithKline Capital, Inc.
6.38%, 5/15/2038	2,483,000	3,243,273
Merck & Co., Inc.
4.15%, 5/18/2043	1,655,000	1,708,584
Novartis Capital Corp.
3.40%, 5/6/2024	2,159,000	2,164,255
4.40%, 5/6/2044	3,255,000	3,545,946
Pfizer, Inc.
3.40%, 5/15/2024	1,772,000	1,783,154
2.75%, 6/3/2026	1,642,000	1,557,173
3.00%, 12/15/2026	2,344,000	2,262,835
4.00%, 12/15/2036	1,239,000	1,259,612
7.20%, 3/15/2039	3,777,000	5,343,993
4.13%, 12/15/2046	634,000	644,298
Wyeth LLC
5.95%, 4/1/2037	1,852,000	2,325,154
		34,001,150
Software — 1.6%
Microsoft Corp.
4.50%, 10/1/2040	1,807,000	1,971,762
5.30%, 2/8/2041	180,000	218,150
Oracle Corp.
6.50%, 4/15/2038	1,979,000	2,591,847
6.13%, 7/8/2039	2,092,000	2,656,837
5.38%, 7/15/2040	1,896,000	2,241,567
		9,680,163
Specialty Retail — 0.7%
Home Depot, Inc. (The)
5.88%, 12/16/2036	3,584,000	4,509,054
Technology Hardware, Storage & Peripherals — 2.9%
Apple, Inc.
3.45%, 5/6/2024	2,966,000	2,982,317
2.50%, 2/9/2025	1,443,000	1,364,496
3.20%, 5/13/2025	4,503,000	4,431,728
3.85%, 5/4/2043	2,092,000	2,031,559
4.45%, 5/6/2044	1,564,000	1,659,821
3.45%, 2/9/2045	2,483,000	2,245,833
4.38%, 5/13/2045	1,533,000	1,604,146
HP, Inc.
6.00%, 9/15/2041	921,000	942,111
		17,262,011

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: INVESTMENT GRADE—INTEREST RATE HEDGED IGHG :: 27

Investments	Principal Amount	Value
Corporate Bonds (continued)
Thrifts & Mortgage Finance — 0.5%
BPCE SA
4.00%, 4/15/2024	$2,751,000	$2,760,953
Tobacco — 1.5%
Altria Group, Inc.
4.00%, 1/31/2024	1,851,000	1,884,025
5.38%, 1/31/2044	2,957,000	3,227,355
Philip Morris International, Inc.
6.38%, 5/16/2038	1,792,000	2,217,054
4.25%, 11/10/2044	1,593,000	1,538,481
		8,866,915
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV
6.38%, 3/1/2035	1,082,000	1,292,480
6.13%, 3/30/2040	2,374,000	2,809,618
4.38%, 7/16/2042	919,000	905,496
Telefonica Europe BV
8.25%, 9/15/2030	723,000	960,604
Vodafone Group plc
6.15%, 2/27/2037	1,436,000	1,615,605
4.38%, 2/19/2043	1,821,000	1,659,177
		9,242,980
Total Corporate Bonds (Cost $599,815,915)		581,056,053
Investments	Principal Amount	Value
Short-Term Investments — 0.6%
Repurchase Agreements (a) — 0.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $3,745,151 (Cost $3,744,969)	$3,744,969	$3,744,969
Total Investments — 97.9% (Cost $603,560,884)		584,801,022
Other assets less liabilities — 2.1%		12,409,237
Net Assets — 100.0%		$597,210,259

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,408,925
Aggregate gross unrealized depreciation	(19,434,726)
Net unrealized depreciation	$(17,025,801)
Federal income tax cost	$603,627,665

Futures Contracts Sold

Investment Grade-Interest Rate Hedged had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	1,850	9/19/2018	USD	$222,809,375	$979,723
U.S. Treasury Long Bond	2,283	9/19/2018	USD	331,320,375	709,511
U.S. Treasury Ultra Bond	239	9/19/2018	USD	38,120,500	111,608
					$1,800,842

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

28 :: IGHG INVESTMENT GRADE—INTEREST RATE HEDGED :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 88.5%
Repurchase Agreements (a) — 88.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $10,759,305 (Cost $10,758,780)	$10,758,780	$10,758,780
Total Investments — 88.5% (Cost $10,758,780)		10,758,780
Other assets less liabilities — 11.5%		1,400,811
Net Assets — 100.0%		$12,159,591

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(670,230)
Net unrealized depreciation	$(670,230)
Federal income tax cost	$10,758,780

Futures Contracts Purchased

K-1 Free Crude Oil Strategy ETF had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
WTI Crude Oil	181	6/20/2018	USD	$12,134,240	$(670,230)

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: K-1 FREE CRUDE OIL STRATEGY ETF OILK :: 29

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 95.0%
Abbott Laboratories (Health Care Equipment & Supplies)	0.5%	60,468	$3,720,596
AbbVie, Inc. (Biotechnology)	0.5%	39,406	3,898,829
Adobe Systems, Inc.* (Software)	0.7%	21,802	5,434,803
Alphabet, Inc., Class A* (Internet Software & Services)	0.7%	5,335	5,868,500
Alphabet, Inc., Class C* (Internet Software & Services)	0.8%	5,474	5,939,235
Altria Group, Inc. (Tobacco)	0.6%	78,701	4,386,794
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	1.8%	8,584	13,988,658
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.7%	114,168	21,334,574
AT&T, Inc. (Diversified Telecommunication Services)	0.5%	114,497	3,700,543
Bank of America Corp. (Banks)	0.7%	187,683	5,450,314
Baxter International, Inc. (Health Care Equipment & Supplies)	0.4%	45,430	3,218,261
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	0.9%	37,140	7,113,424
Boeing Co. (The) (Aerospace & Defense)	0.5%	10,220	3,599,075
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.7%	41,835	5,200,090
CME Group, Inc. (Capital Markets)	0.5%	22,668	3,692,617
Comcast Corp., Class A (Media)	0.5%	114,583	3,572,698
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.5%	62,609	4,219,220
Constellation Brands, Inc., Class A (Beverages)	0.4%	14,591	3,254,960
CVS Health Corp. (Health Care Providers & Services)	0.4%	53,521	3,392,696
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	0.5%	33,865	3,989,636
Exelon Corp. (Electric Utilities)	0.4%	81,360	3,367,490
Express Scripts Holding Co.* (Health Care Providers & Services)	0.5%	47,442	3,596,578
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.0%	92,004	7,474,405
Facebook, Inc., Class A* (Internet Software & Services)	1.7%	69,190	13,269,258
Ford Motor Co. (Automobiles)	0.4%	295,667	3,414,954
General Dynamics Corp. (Aerospace & Defense)	0.4%	17,302	3,489,986
General Motors Co. (Automobiles)	0.5%	89,634	3,827,372
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Home Depot, Inc. (The) (Specialty Retail)	0.5%	19,389	$3,617,018
HP, Inc. (Technology Hardware, Storage & Peripherals)	0.3%	142,257	3,133,922
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.7%	98,638	5,444,818
Johnson & Johnson (Pharmaceuticals)	0.8%	49,910	5,970,234
JPMorgan Chase & Co. (Banks)	0.9%	65,290	6,986,683
Marriott International, Inc., Class A (Hotels, Restaurants & Leisure)	0.4%	24,094	3,261,364
Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	0.5%	73,720	4,245,535
Microsoft Corp. (Software)	2.1%	169,919	16,794,794
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.6%	12,653	4,448,795
Norfolk Southern Corp. (Road & Rail)	0.4%	22,259	3,375,578
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.5%	16,025	4,041,345
Oracle Corp. (Software)	0.6%	108,473	5,067,859
Praxair, Inc. (Chemicals)	0.4%	21,456	3,352,715
Progressive Corp. (The) (Insurance)	0.4%	51,585	3,202,913
Target Corp. (Multiline Retail)	0.4%	44,374	3,234,421
Twenty-First Century Fox, Inc., Class A (Media)	0.4%	85,894	3,311,214
Union Pacific Corp. (Road & Rail)	0.6%	34,609	4,940,781
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.5%	14,517	3,506,001
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	0.4%	27,748	3,363,058
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.4%	70,628	3,366,837
Vertex Pharmaceuticals, Inc.* (Biotechnology)	0.4%	21,694	3,340,876
Visa, Inc., Class A (IT Services)	0.5%	27,394	3,580,944
Wells Fargo & Co. (Banks)	0.6%	90,711	4,897,487
Other Common Stocks	62.0%	8,935,455	486,573,939
Total Common Stocks (Cost $670,823,258)			746,474,697

See accompanying notes to the financial statements.

30 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 3.4%
Repurchase Agreements (b) — 3.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $26,376,407 (Cost $26,375,121)	$26,375,121	$26,375,121
Total Investments — 98.4% (Cost $697,198,379)		772,849,818
Other assets less liabilities — 1.6%		12,380,615
Net assets — 100.0%		$785,230,433

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $30,224,748.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$112,642,266
Aggregate gross unrealized depreciation	(32,563,469)
Net unrealized appreciation	$80,078,797
Federal income tax cost	$698,732,404

Swap Agreements1

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(10,600,775)	1/7/2019	Goldman Sachs International	(1.85)%	Credit Suisse 130/30 Large Cap Index (short portion)[6]	(5,659,760)	—	2,874,800	(2,784,960)
(180,254,862)	1/7/2019	Societe Generale	(1.73)%	Credit Suisse 130/30 Large Cap Index (short portion)[6]	624,798
188,163,116	11/13/2019	Societe Generale	2.13%	Credit Suisse 130/30 Large Cap Index (long portion)[7]	8,593,451
7,908,254					9,218,249	(7,058,249)	(2,160,000)	—
(44,862,945)	11/6/2018	UBS AG	(2.03)%	Credit Suisse 130/30 Large Cap Index (short portion)[6]	(1,361,763)
86,557,790	11/13/2019	UBS AG	2.28%	Credit Suisse 130/30 Large Cap Index (long portion)[7]	3,764,657
41,694,845					2,402,894	(1,572,854)	(830,040)	—
39,002,324					5,961,383
				Total Appreciation	12,982,906
				Total Depreciation	(7,021,523)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: LARGE CAP CORE PLUS CSM :: 31

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.

7  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Large Cap Core Plus invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	2.5%
Airlines	0.7%
Auto Components	0.5%
Automobiles	0.9%
Banks	4.8%
Beverages	1.2%
Biotechnology	2.3%
Building Products	0.7%
Capital Markets	3.5%
Chemicals	1.9%
Commercial Services & Supplies	0.7%
Communications Equipment	0.6%
Construction & Engineering	0.3%
Construction Materials	0.1%
Consumer Finance	1.1%
Containers & Packaging	0.8%
Distributors	0.3%
Diversified Consumer Services	0.1%
Diversified Financial Services	0.9%
Diversified Telecommunication Services	1.0%
Electric Utilities	2.4%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.3%
Energy Equipment & Services	1.0%
Equity Real Estate Investment Trusts (REITs)	5.1%
Food & Staples Retailing	0.6%
Food Products	1.8%
Health Care Equipment & Supplies	2.6%
Health Care Providers & Services	3.3%
Health Care Technology	0.3%
Hotels, Restaurants & Leisure	2.9%
Household Durables	1.2%
Household Products	1.0%
Independent Power and Renewable Electricity Producers	0.2%
Industrial Conglomerates	0.5%
Insurance	3.7%
Internet & Direct Marketing Retail	2.7%
Internet Software & Services	3.5%
IT Services	2.4%
Life Sciences Tools & Services	0.9%
Machinery	2.2%
Media	2.3%
Metals & Mining	0.6%
Multiline Retail	0.5%
Multi-Utilities	1.4%

See accompanying notes to the financial statements.

32 :: CSM LARGE CAP CORE PLUS :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Oil, Gas & Consumable Fuels	5.3%
Personal Products	0.4%
Pharmaceuticals	2.4%
Professional Services	0.4%
Road & Rail	1.4%
Semiconductors & Semiconductor Equipment	3.8%
Software	5.1%
Specialty Retail	1.9%
Technology Hardware, Storage & Peripherals	3.6%
Textiles, Apparel & Luxury Goods	1.0%
Tobacco	0.7%
Trading Companies & Distributors	0.3%
Other[1]	5.0%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: LARGE CAP CORE PLUS CSM :: 33

Investments	Shares	Value
Common Stocks (a) — 97.1%
Diversified Consumer Services — 4.5%
Chegg, Inc.*	86,314	$2,414,203
Internet & Direct Marketing Retail — 65.6%
1-800-Flowers.com, Inc., Class A*	100,582	1,267,333
Amazon.com, Inc.*	7,674	12,505,704
Duluth Holdings, Inc., Class B*	81,511	1,413,401
FTD Cos., Inc.*	77,477	441,619
Groupon, Inc.*	499,285	2,401,561
JD.com, Inc., ADR*	41,750	1,468,765
Netflix, Inc.*	6,595	2,318,802
Netshoes Cayman Ltd.*	14,406	38,176
Nutrisystem, Inc.	65,721	2,451,393
PetMed Express, Inc.	57,499	2,068,239
Qurate Retail, Inc.*	109,743	2,231,075
Shutterfly, Inc.*	24,932	2,347,099
Vipshop Holdings Ltd., ADR*	130,230	1,521,086
Wayfair, Inc., Class A*	25,784	2,381,152
		34,855,405
Internet Software & Services — 27.0%
Alibaba Group Holding Ltd., ADR*	41,213	8,160,586
eBay, Inc.*	61,062	2,303,259
Etsy, Inc.*	76,106	2,461,268
MercadoLibre, Inc.	4,891	1,422,449
		14,347,562
Total Common Stocks (Cost $49,252,492)		51,617,170
Investments	Principal Amount	Value
Short-Term Investments — 3.4%
Repurchase Agreements (b) — 3.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,802,188 (Cost $1,802,099)	$1,802,099	$1,802,099
Total Investments — 100.5% (Cost $51,054,591)		53,419,269
Liabilities in excess of other assets — (0.5%)		(274,845)
Net Assets — 100.0%		$53,144,424

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $5,700,372.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,013,747
Aggregate gross unrealized depreciation	(3,279,636)
Net unrealized appreciation	$1,734,111
Federal income tax cost	$51,100,238

See accompanying notes to the financial statements.

34 :: CLIX Long Online/Short Stores ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Long Online /Short Stores ETF had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(24,316,594)	11/13/2019	Credit Suisse International	(2.43)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(235,338)
895,565	11/13/2019	Credit Suisse International	2.13%	ProShares Online Retail Index	38,066
(23,421,029)					(197,272)	27,541	169,731	—
(2,170,145)	11/6/2019	Societe Generale	(0.73)%	Solactive- ProShares Bricks and Mortar Retail Store Index	(593,558)
600,952	11/6/2019	Societe Generale	2.28%	ProShares Online Retail Index	205,910
(1,569,193)					(387,648)	—	160,000	(227,648)
(24,990,222)					(584,920)
				Total Appreciation	243,976
				Total Depreciation	(828,896)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: Long Online/Short Stores ETF CLIX :: 35

Investments	Principal Amount	Value
Short-Term Investments — 90.3%
Repurchase Agreements (a) — 90.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,680,234 (Cost $2,680,105)	$2,680,105	$2,680,105
Total Investments — 90.3% (Cost $2,680,105)		2,680,105
Other assets less liabilities — 9.7%		288,760
Net Assets — 100.0%		$2,968,865

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$40,695
Aggregate gross unrealized depreciation	(22,289)
Net unrealized appreciation	$18,406
Federal income tax cost	$2,680,105

Managed Futures Strategy ETF had the following open long and short futures contracts as of May 31, 2018:

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Cocoa	2	7/16/2018	USD	$49,080	$(1,536)
Corn	4	7/13/2018	USD	78,800	3,014
Cotton No. 2	2	7/9/2018	USD	93,150	11,059
NY Harbor ULSD	1	6/29/2018	USD	92,593	997
RBOB Gasoline	1	6/29/2018	USD	90,741	3,060
Soybean	2	7/13/2018	USD	101,850	(555)
Wheat	2	12/14/2018	USD	56,275	(18)
WTI Crude Oil	1	6/20/2018	USD	67,040	(1,222)
					$14,799

See accompanying notes to the financial statements.

36 :: FUT MANAGED FUTURES STRATEGY ETF :: MAY 31, 2018 :: CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Futures Contracts Sold

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Coffee 'C'	2	7/19/2018	USD	$92,775	$(1,581)
Copper	1	7/27/2018	USD	76,625	(852)
E-Mini Euro	2	6/18/2018	USD	146,256	3,459
E-Mini Natural Gas	1	6/26/2018	USD	7,380	(469)
Foreign Exchange AUD/USD	2	6/18/2018	USD	151,340	5,055
Foreign Exchange CAD/USD	2	6/19/2018	USD	154,430	775
Foreign Exchange CHF/USD	1	6/18/2018	USD	127,050	3,473
Foreign Exchange GBP/USD	2	6/18/2018	USD	166,237	3,633
Foreign Exchange JPY/USD	1	6/18/2018	USD	115,188	(327)
Mini Gold	2	8/29/2018	USD	83,892	897
Lean Hogs	3	8/14/2018	USD	92,430	4,581
Live Cattle	3	8/31/2018	USD	124,740	692
Natural Gas	2	6/27/2018	USD	59,040	(3,725)
Mini Silver	4	7/27/2018	USD	65,832	(33)
Sugar No. 11	5	6/29/2018	USD	71,624	(2,711)
U.S. Treasury 10 Year Note	4	9/19/2018	USD	481,750	(4,413)
U.S. Treasury Long Bond	2	9/19/2018	USD	290,250	(4,847)
					$3,607
					$18,406

Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

GBP British Pound

JPY Japanese Yen

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: MANAGED FUTURES STRATEGY ETF FUT :: 37

Investments	Shares	Value
Common Stocks — 96.9%
Aerospace & Defense — 5.1%
Orbital ATK, Inc.	834	$111,522
Rockwell Collins, Inc.	841	115,646
		227,168
Banks — 2.5%
MB Financial, Inc.	2,222	109,745
Beverages — 2.6%
Dr Pepper Snapple Group, Inc.	956	114,051
Biotechnology — 4.9%
ARMO BioSciences, Inc.*	2,180	109,000
Shire plc	1,989	108,407
		217,407
Capital Markets — 2.4%
Financial Engines, Inc.	2,437	108,812
Chemicals — 2.6%
A Schulman, Inc.	2,589	113,269
Communications Equipment — 4.5%
Mitel Networks Corp.*	9,711	107,209
Oclaro, Inc.*	11,026	94,383
		201,592
Electrical Equipment — 2.5%
General Cable Corp.	3,766	111,662
Electronic Equipment, Instruments & Components — 2.5%
VeriFone Systems, Inc.*	4,799	109,129
Equity Real Estate Investment Trusts (REITs) — 10.1%
DCT Industrial Trust, Inc.	1,660	108,116
Gramercy Property Trust	3,949	108,874
LaSalle Hotel Properties	3,258	111,749
Westfield Corp.	17,326	118,318
		447,057
Health Care Equipment & Supplies — 4.7%
Abaxis, Inc.	1,308	108,302
NxStage Medical, Inc.*	3,689	101,964
		210,266
Health Care Providers & Services — 4.8%
Aetna, Inc.	621	109,377
Express Scripts Holding Co.*	1,381	104,693
		214,070
Investments	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure — 5.2%
ILG, Inc.	3,189	$109,192
Pinnacle Entertainment, Inc.*	3,563	120,821
		230,013
Insurance — 10.5%
Infinity Property & Casualty Corp.	961	139,057
Stewart Information Services Corp.	2,498	105,390
Validus Holdings Ltd.	1,663	112,685
XL Group Ltd.	1,969	109,437
		466,569
IT Services — 2.5%
Blackhawk Network Holdings, Inc.*	2,478	111,510
Marine — 2.5%
Orient Overseas International Ltd.	11,853	111,832
Mortgage Real Estate Investment Trusts (REITs) — 4.9%
CYS Investments, Inc.	14,852	108,717
MTGE Investment Corp.	5,555	110,822
		219,539
Multi-Utilities — 4.9%
Avista Corp.	2,091	109,652
Vectren Corp.	1,535	108,463
		218,115
Oil, Gas & Consumable Fuels — 4.9%
Andeavor	787	113,666
RSP Permian, Inc.*	2,423	105,982
		219,648
Paper & Forest Products — 2.5%
KapStone Paper and Packaging Corp.	3,223	110,871
Pharmaceuticals — 2.4%
MedReleaf Corp.*	5,499	107,002
Semiconductors & Semiconductor Equipment — 2.5%
Cavium, Inc.*	1,319	110,282
Software — 2.5%
Gemalto NV*	1,902	111,488
Specialty Retail — 2.4%
Finish Line, Inc. (The), Class A	7,906	107,601
Total Common Stocks (Cost $4,305,786)		4,308,698

See accompanying notes to the financial statements.

38 :: MRGR MERGER ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Number of Rights	Value
Rights — 0.1%
Biotechnology — 0.1%
Dyax Corp., CVR*(a)(b) (Cost $—)	4,897	$5,436
	Principal Amount
Short-Term Investments — 4.5%
Repurchase Agreements (c) — 4.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $199,549 (Cost $199,540)	$199,540	199,540
Total Investments — 101.5% (Cost $4,505,326)		4,513,674
Liabilities in excess of other assets — (1.5%)		(66,059)
Net Assets — 100.0%		$4,447,615

*  Non-income producing security.

(a)  Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $5,436, which represents approximately 0.12% of net assets of the Fund.

(b)  Illiquid security.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$68,255
Aggregate gross unrealized depreciation	(117,157)
Net unrealized depreciation	$(48,902)
Federal income tax cost	$4,506,985

Forward Foreign Currency Contracts

Merger ETF had the following open forward foreign currency contracts as of May 31, 2018:

Currency	Counterparty	Delivery Date	Foreign Currency to Receive (Pay)	U.S. Dollars to Receive (Pay)	Market Value	Net Unrealized Appreciation/ (Depreciation)[1]
U.S. Dollar vs. Japanese Yen	Goldman Sachs International	08/10/18	9,359,000	$(85,874)	$86,443	$569
U.S. Dollar vs. Euro	Goldman Sachs International	08/10/18	(151,000)	181,335	177,472	3,863
U.S. Dollar vs. British Pound	Goldman Sachs International	08/10/18	(98,000)	132,811	130,718	2,093
Total Appreciation						$6,525
U.S. Dollar vs. Canadian Dollar	Goldman Sachs International	08/10/18	29,000	$(22,741)	$22,403	$(338)
U.S. Dollar vs. Euro	Goldman Sachs International	08/10/18	111,000	(131,478)	130,460	(1,018)
U.S. Dollar vs. Australian Dollar	Goldman Sachs International	08/10/18	(191,000)	143,822	144,514	(692)
U.S. Dollar vs. Hong Kong Dollar	Goldman Sachs International	08/10/18	(1,055,000)	134,585	134,712	(127)
Total Depreciation						$(2,175)
						$4,350[2]

1  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on forward foreign currency contracts) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on forward foreign currency contracts) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

2  The Net Amount of the Fund's uncollateralized exposure to the counterparty under these contracts is equal to the net unrealized appreciation of $4,350. Neither the Fund nor the counterparty has posted Financial Instruments or cash as collateral pursuant to these contracts.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: MERGER ETF MRGR :: 39

Swap Agreements1

Merger ETF had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(5,305)	11/6/2018	Citibank NA	(1.05)%	S&P Merger Arbitrage Index (short exposure to Acquirers)[6]	(546)
5,784	11/6/2018	Citibank NA	2.20%	S&P Merger Arbitrage Index (long exposure to Targets)[7]	158
479					(388)	—	388	—
(1,656,803)	12/6/2018	Societe Generale	(1.23)%	S&P Merger Arbitrage Index (short exposure to Acquirers)[6]	(35,461)
908,017	12/6/2018	Societe Generale	2.38%	S&P Merger Arbitrage Index (long exposure to Targets)[7]	(24,092)
(748,786)					(59,553)	—	9,434	(50,119)
(748,307)					(59,941)
				Total Appreciation	158
				Total Depreciation	(60,099)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Merger_Acquirers_May.pdf.

7  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

Merger ETF invested, as a percentage of net assets, in the following countries as of May 31, 2018:

United States	82.1%
Canada	4.8%
Australia	2.7%
Hong Kong	2.5%
Netherlands	2.5%
United Kingdom	2.4%
Other[1]	3.0%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).
See accompanying notes to the financial statements.

40 :: MRGR MERGER ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Exchange Traded Funds — 99.9%
ProShares DJ Brookfield Global Infrastructure ETF (a)	14,548	$604,251
ProShares Global Listed Private Equity ETF (a)	26,016	939,698
ProShares Hedge Replication ETF (a)	47,321	2,149,793
ProShares Inflation Expectations ETF (a)	45,950	1,316,697
ProShares Managed Futures Strategy ETF (a)	19,362	766,348
ProShares Merger ETF (a)	43,759	1,552,788
ProShares RAFI Long/Short (a)	25,508	935,634
Total Exchange Traded Funds (Cost $8,431,633)		8,265,209
	Principal Amount
Short-Term Investments — 1.2%
Repurchase Agreements (b) — 1.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $95,390 (Cost $95,385)	$95,385	95,385
Total Investments — 101.1% (Cost $8,527,018)		8,360,594
Liabilities in excess of other assets — (1.1%)		(93,266)
Net Assets — 100.0%		$8,267,328

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$67,218
Aggregate gross unrealized depreciation	(233,642)
Net unrealized depreciation	$(166,424)
Federal income tax cost	$8,527,018

Investment in a company which was affiliated for the period ending May 31, 2018, was as follows:

Exchange Traded Funds	Value May 31, 2017	Purchases at Cost	Sales at Value	Shares May 31, 2018	Value May 31, 2018	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Net Realized Gain/(Loss)
ProShares DJ Brookfield Global Infrastructure ETF	$969,736	$1,757,315	$2,046,181	14,548	$604,251	$(61,938)	$55,086	$(14,066)
ProShares Global Listed Private Equity ETF	2,975,411	396,917	2,162,822	26,016	939,698	(330,219)	329,870	59,351
ProShares Hedge Replication ETF	4,798,031	615,651	3,367,207	47,321	2,149,793	(33,506)	181	140,089
ProShares Inflation Expectations ETF	3,708,639	1,222,961	3,491,206	45,950	1,316,697	68,480	26,930	(189,378)
ProShares Managed Futures Strategy ETF	3,599,333	638,019	3,395,488	19,362	766,348	(90,813)	613	18,025
ProShares Merger ETF	2,166,391	1,885,338	2,466,808	43,759	1,552,788	(19,936)	9,689	(11,377)
ProShares RAFI Long/Short	3,320,252	580,527	2,927,851	25,508	935,634	58,923	19,603	(105,384)
	$21,537,793	$7,096,728	$19,857,563	222,464	$8,265,209	$(409,009)	$441,972	$(102,740)

Further information about each affiliated Underlying Fund may be found herein.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: May 31, 2018 :: MORNINGSTAR ALTERNATIVES SOLUTION ETF ALTS :: 41

Investments	Shares	Value
Common Stocks — 99.5%
Aerospace & Defense — 1.8%
BAE Systems plc	247,132	$2,102,643
Beverages — 1.9%
Diageo plc	59,512	2,187,614
Biotechnology — 1.8%
Shire plc	38,406	2,095,303
Chemicals — 5.5%
Croda International plc	34,073	2,113,715
FUCHS PETROLUB SE (Preference)	40,268	2,108,637
Novozymes A/S, Class B	42,239	2,150,188
		6,372,540
Commercial Services & Supplies — 2.1%
Babcock International Group plc	215,433	2,387,927
Diversified Financial Services — 5.4%
Groupe Bruxelles Lambert SA	19,607	2,076,332
Mitsubishi UFJ Lease & Finance Co. Ltd.	349,666	2,095,196
Standard Life Aberdeen plc	437,043	2,038,337
		6,209,865
Electric Utilities — 5.4%
CK Infrastructure Holdings Ltd.	285,032	2,151,144
Red Electrica Corp. SA	106,743	2,074,608
SSE plc	113,187	2,059,623
		6,285,375
Equity Real Estate Investment Trusts (REITs) — 3.7%
CapitaLand Commercial Trust	1,683,339	2,152,237
Link REIT	247,124	2,186,395
		4,338,632
Food & Staples Retailing — 3.6%
Koninklijke Ahold Delhaize NV	93,576	2,146,831
Sundrug Co. Ltd.	44,044	2,006,699
		4,153,530
Food Products — 9.2%
Associated British Foods plc	58,563	2,065,062
Chocoladefabriken Lindt & Spruengli AG, Class PC	331	2,122,831
Chocoladefabriken Lindt & Spruengli AG (Registered)	28	2,121,859
Kerry Group plc, Class A	20,437	2,150,628
Nestle SA (Registered)	28,043	2,121,695
		10,582,075
Investments	Shares	Value
Common Stocks (continued)
Gas Utilities — 2.0%
APA Group	356,402	$2,343,446
Health Care Equipment & Supplies — 5.5%
Coloplast A/S, Class B	22,292	2,115,740
Essilor International Cie Generale d'Optique SA	15,504	2,115,635
Sysmex Corp.	23,573	2,128,502
		6,359,877
Health Care Providers & Services — 7.3%
Fresenius Medical Care AG & Co. KGaA	21,302	2,124,038
Fresenius SE & Co. KGaA	26,663	2,046,696
Ramsay Health Care Ltd.	44,949	2,085,874
Ryman Healthcare Ltd.	274,507	2,195,729
		8,452,337
Hotels, Restaurants & Leisure — 3.8%
Compass Group plc	100,701	2,167,414
Paddy Power Betfair plc	18,472	2,242,486
		4,409,900
Household Durables — 1.8%
SEB SA	11,422	2,059,933
Insurance — 1.7%
Prudential plc	82,668	1,992,139
Media — 3.7%
SES SA, FDR	138,242	2,384,240
WPP plc	118,761	1,947,711
		4,331,951
Multiline Retail — 3.8%
Don Quijote Holdings Co. Ltd.	41,682	2,225,188
Next plc	27,507	2,122,927
		4,348,115
Multi-Utilities — 1.9%
AGL Energy Ltd.	133,154	2,226,596
Oil, Gas & Consumable Fuels — 1.8%
Enagas SA	76,302	2,031,626
Personal Products — 1.9%
L'Oreal SA	8,958	2,149,892

See accompanying notes to the financial statements.

42 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Pharmaceuticals — 9.1%
Novartis AG (Registered)	28,080	$2,083,935
Novo Nordisk A/S, Class B	44,744	2,122,280
Roche Holding AG	9,629	2,067,135
Sanofi	27,855	2,133,969
Vifor Pharma AG	13,697	2,130,969
		10,538,288
Professional Services — 3.9%
Intertek Group plc	30,941	2,250,442
Wolters Kluwer NV	39,517	2,215,998
		4,466,440
Road & Rail — 1.8%
MTR Corp. Ltd.	373,673	2,103,181
Specialty Retail — 1.7%
Shimamura Co. Ltd.	19,212	1,966,381
Tobacco — 1.9%
British American Tobacco plc	42,921	2,209,695
Trading Companies & Distributors — 3.7%
Ashtead Group plc	68,726	2,131,705
Bunzl plc	69,885	2,129,528
		4,261,233
Wireless Telecommunication Services — 1.8%
Vodafone Group plc	827,401	2,111,902
Total Common Stocks (Cost $107,469,698)		115,078,436
Investments	Principal Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $85,712 (Cost $85,708)	$85,708	$85,708
Total Investments — 99.6% (Cost $107,555,406)		115,164,144
Other assets less liabilities — 0.4%		414,284
Net Assets — 100.0%		$115,578,428

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

FDR  Fiduciary Depositary Receipt

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$10,644,848
Aggregate gross unrealized depreciation	(3,865,289)
Net unrealized appreciation	$6,779,559
Federal income tax cost	$108,384,585

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: MSCI EAFE DIVIDEND GROWERS ETF EFAD :: 43

MSCI EAFE Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2018:

United Kingdom	31.2%
Switzerland	10.9%
France	9.4%
Japan	9.0%
Australia	5.8%
Denmark	5.5%
Germany	5.4%
Ireland	3.8%
Netherlands	3.8%
Hong Kong	3.7%
Spain	3.6%
New Zealand	1.9%
China	1.9%
Singapore	1.9%
Belgium	1.8%
Other[1]	0.4%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

44 :: EFAD MSCI EAFE DIVIDEND GROWERS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.1%
Banks — 16.8%
Bancolombia SA	25,142	$288,098
Bancolombia SA, ADR	6,229	288,901
Bank Central Asia Tbk. PT	183,789	300,253
Bank Rakyat Indonesia Persero Tbk. PT	1,441,681	319,566
Barclays Africa Group Ltd.	22,266	282,794
Capitec Bank Holdings Ltd.	4,250	291,938
E.Sun Financial Holding Co. Ltd.	395,817	276,107
Grupo Financiero Inbursa SAB de CV, Class O	197,895	279,509
Itau Unibanco Holding SA, ADR	23,335	269,519
Nedbank Group Ltd.	12,507	268,807
OTP Bank Nyrt.	7,281	260,814
Public Bank Bhd.	44,668	267,783
		3,394,089
Chemicals — 1.4%
Asian Paints Ltd.	14,680	283,811
Commercial Services & Supplies — 1.5%
China Everbright International Ltd.	195,883	292,706
Construction & Engineering — 1.4%
Larsen & Toubro Ltd., GDR (a)	14,542	291,567
Construction Materials — 1.5%
Grupo Argos SA	43,709	293,677
Consumer Finance — 1.4%
Bajaj Finance Ltd.	9,076	283,769
Diversified Financial Services — 5.7%
FirstRand Ltd.	59,507	280,473
Grupo de Inversiones Suramericana SA	22,224	285,417
PSG Group Ltd.	17,283	295,671
RMB Holdings Ltd.	51,059	291,313
		1,152,874
Electronic Equipment, Instruments & Components — 2.9%
Hon Hai Precision Industry Co. Ltd.*	98,954	283,042
Sunny Optical Technology Group Co. Ltd.*	14,727	299,677
		582,719
Equity Real Estate Investment Trusts (REITs) — 1.4%
Resilient REIT Ltd.	62,611	281,135
Food & Staples Retailing — 4.2%
BIM Birlesik Magazalar A/S	18,153	277,661
Shoprite Holdings Ltd.	15,354	282,318
SPAR Group Ltd. (The)	19,128	289,625
		849,604
Investments	Shares	Value
Common Stocks (continued)
Food Products — 1.4%
Tiger Brands Ltd.	10,447	$275,660
Gas Utilities — 2.7%
China Gas Holdings Ltd.	67,538	280,289
China Resources Gas Group Ltd.	72,188	274,276
		554,565
Health Care Providers & Services — 4.2%
Bangkok Dusit Medical Services PCL, Class F	344,413	287,998
Netcare Ltd.	122,383	284,663
Sinopharm Group Co. Ltd., Class H	63,911	283,978
		856,639
Hotels, Restaurants & Leisure — 1.4%
Jollibee Foods Corp.	52,516	273,898
Household Products — 1.4%
Unilever Indonesia Tbk. PT	86,126	282,645
Industrial Conglomerates — 3.9%
Alfa SAB de CV, Class A	262,588	269,636
SK Holdings Co. Ltd.	1,003	257,740
Turkiye Sise ve Cam Fabrikalari A/S	304,695	267,852
		795,228
Insurance — 2.7%
Discovery Ltd.	22,225	269,127
Sanlam Ltd.	47,038	281,008
		550,135
Internet Software & Services — 1.4%
Tencent Holdings Ltd.	5,396	274,643
IT Services — 3.7%
Infosys Ltd., ADR	16,036	291,695
Tata Consultancy Services Ltd.	17,446	450,107
		741,802
Media — 1.3%
Naspers Ltd., Class N	1,129	268,370
Oil, Gas & Consumable Fuels — 4.9%
LUKOIL PJSC	3,947	266,089
Reliance Industries Ltd.	20,518	280,136
Rosneft Oil Co. PJSC	27,089	167,175
Ultrapar Participacoes SA, ADR	20,244	271,675
		985,075

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 45

Investments	Shares	Value
Common Stocks (continued)
Personal Products — 4.3%
AMOREPACIFIC Group	2,342	$273,753
Godrej Consumer Products Ltd.	17,680	298,451
Hengan International Group Co. Ltd.	30,643	291,849
		864,053
Real Estate Management & Development — 8.2%
Aldar Properties PJSC	508,517	283,805
Ayala Land, Inc.	350,943	265,869
China Overseas Land & Investment Ltd.	80,502	269,428
China Vanke Co. Ltd., Class H	73,026	261,166
Longfor Properties Co. Ltd.	92,316	276,600
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	197,420	294,156
		1,651,024
Semiconductors & Semiconductor Equipment — 2.8%
Phison Electronics Corp.	29,617	272,332
Vanguard International Semiconductor Corp.	135,010	295,601
		567,933
Specialty Retail — 1.3%
Foschini Group Ltd. (The)	18,531	268,197
Technology Hardware, Storage & Peripherals — 2.8%
Foxconn Technology Co. Ltd.	113,510	279,594
Micro-Star International Co. Ltd.	67,831	282,992
		562,586
Textiles, Apparel & Luxury Goods — 1.3%
Eclat Textile Co. Ltd.	22,164	270,748
Thrifts & Mortgage Finance — 2.8%
Housing Development Finance Corp. Ltd.	10,504	285,316
LIC Housing Finance Ltd.	40,264	283,502
		568,818
Tobacco — 1.4%
ITC Ltd.	67,679	272,441
Transportation Infrastructure — 4.2%
Grupo Aeroportuario del Pacifico SAB de CV, Class B	32,843	279,841
Grupo Aeroportuario del Sureste SAB de CV, Class B	16,982	269,622
International Container Terminal Services, Inc.	179,323	288,430
		837,893
Investments	Shares	Value
Common Stocks (continued)
Water Utilities — 1.4%
Guangdong Investment Ltd.	165,543	$279,029
Wireless Telecommunication Services — 1.4%
Globe Telecom, Inc.	9,021	277,487
Total Common Stocks (Cost $18,959,824)		19,984,820
	Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (b) — 0.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $43,026 (Cost $43,024)	$43,024	43,024
Total Investments — 99.3% (Cost $19,002,848)		20,027,844
Other assets less liabilities — 0.7%		135,347
Net Assets — 100.0%		$20,163,191

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

PJSC  Public Joint Stock Company

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,882,481
Aggregate gross unrealized depreciation	(1,061,751)
Net unrealized appreciation	$820,730
Federal income tax cost	$19,207,114

See accompanying notes to the financial statements.

46 :: EMDV MSCI EMERGING MARKETS DIVIDEND GROWERS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

MSCI Emerging Markets Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2018:

South Africa	20.9%
China	16.9%
India	15.0%
Taiwan	9.7%
Colombia	5.7%
Philippines	5.5%
Mexico	5.4%
Indonesia	4.5%
Turkey	2.7%
Brazil	2.7%
South Korea	2.6%
Russia	2.1%
Thailand	1.4%
United Arab Emirates	1.4%
Malaysia	1.3%
Hungary	1.3%
Other[1]	0.9%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: MSCI EMERGING MARKETS DIVIDEND GROWERS ETF EMDV :: 47

Investments	Shares	Value
Common Stocks — 99.6%
Aerospace & Defense — 2.4%
BAE Systems plc	29,612	$251,944
Beverages — 2.5%
Diageo plc	7,131	262,130
Biotechnology — 2.4%
Shire plc	4,602	251,070
Chemicals — 7.3%
Croda International plc	4,083	253,289
FUCHS PETROLUB SE (Preference)	4,825	252,661
Novozymes A/S, Class B	5,061	257,632
		763,582
Commercial Services & Supplies — 2.7%
Babcock International Group plc	25,814	286,130
Diversified Financial Services — 4.7%
Groupe Bruxelles Lambert SA	2,349	248,753
Standard Life Aberdeen plc	52,368	244,241
		492,994
Electric Utilities — 4.7%
Red Electrica Corp. SA	12,790	248,581
SSE plc	13,563	246,801
		495,382
Food & Staples Retailing — 2.5%
Koninklijke Ahold Delhaize NV	11,213	257,250
Food Products — 12.1%
Associated British Foods plc	7,017	247,435
Chocoladefabriken Lindt & Spruengli AG, Class PC	44	282,189
Chocoladefabriken Lindt & Spruengli AG (Registered)	3	227,342
Kerry Group plc, Class A	2,449	257,713
Nestle SA (Registered)	3,360	254,213
		1,268,892
Health Care Equipment & Supplies — 4.8%
Coloplast A/S, Class B	2,671	253,505
Essilor International Cie Generale d'Optique SA	1,858	253,538
		507,043
Health Care Providers & Services — 4.8%
Fresenius Medical Care AG & Co. KGaA	2,552	254,462
Fresenius SE & Co. KGaA	3,195	245,253
		499,715
Investments	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure — 5.0%
Compass Group plc	12,066	$259,700
Paddy Power Betfair plc	2,213	268,656
		528,356
Household Durables — 2.4%
SEB SA	1,369	246,896
Insurance — 2.3%
Prudential plc	9,906	238,715
Media — 4.9%
SES SA, FDR	16,565	285,694
WPP plc	14,230	233,376
		519,070
Multiline Retail — 2.4%
Next plc	3,296	254,378
Oil, Gas & Consumable Fuels — 2.3%
Enagas SA	9,143	243,443
Personal Products — 2.5%
L'Oreal SA	1,073	257,517
Pharmaceuticals — 12.0%
Novartis AG (Registered)	3,365	249,731
Novo Nordisk A/S, Class B	5,361	254,281
Roche Holding AG	1,154	247,738
Sanofi	3,338	255,724
Vifor Pharma AG	1,641	255,306
		1,262,780
Professional Services — 5.1%
Intertek Group plc	3,707	269,622
Wolters Kluwer NV	4,735	265,525
		535,147
Tobacco — 2.5%
British American Tobacco plc	5,143	264,776
Trading Companies & Distributors — 4.9%
Ashtead Group plc	8,235	255,429
Bunzl plc	8,374	255,171
		510,600
Wireless Telecommunication Services — 2.4%
Vodafone Group plc	99,142	253,055
Total Common Stocks (Cost $10,102,663)		10,450,865

See accompanying notes to the financial statements.

48 :: EUDV MSCI EUROPE DIVIDEND GROWERS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 0.0% (a)
Repurchase Agreements (b) — 0.0% (a)
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $29 (Cost $29)	$29	$29
Total Investments — 99.6% (Cost $10,102,692)		10,450,894
Other assets less liabilities — 0.4%		42,191
Net Assets — 100.0%		$10,493,085

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

FDR  Fiduciary Depositary Receipt

Preference  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$695,539
Aggregate gross unrealized depreciation	(381,522)
Net unrealized appreciation	$314,017
Federal income tax cost	$10,136,877

MSCI Europe Dividend Growers ETF invested, as a percentage of net assets, in the following countries as of May 31, 2018:

United Kingdom	41.2%
Switzerland	14.4%
France	12.4%
Denmark	7.3%
Germany	7.2%
Ireland	5.0%
Netherlands	5.0%
Spain	4.7%
Belgium	2.4%
Other[1]	0.4%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: MSCI EUROPE DIVIDEND GROWERS ETF EUDV :: 49

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 96.4%
Alphabet, Inc., Class A* (Internet Software & Services)	0.5%	53	$58,300
Alphabet, Inc., Class C* (Internet Software & Services)	0.5%	53	57,505
Altria Group, Inc. (Tobacco)	0.4%	820	45,707
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	0.4%	31	50,518
American International Group, Inc. (Insurance)	0.5%	1,113	58,755
Apple, Inc. (Technology Hardware, Storage & Peripherals)	2.4%	1,558	291,144
AT&T, Inc. (Diversified Telecommunication Services)	1.6%	6,071	196,215
Bank of America Corp. (Banks)	1.1%	4,471	129,838
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.1%	701	134,262
Boeing Co. (The) (Aerospace & Defense)	0.4%	138	48,598
Chevron Corp. (Oil, Gas & Consumable Fuels)	2.0%	1,880	233,684
Cisco Systems, Inc. (Communications Equipment)	0.7%	1,864	79,611
Citigroup, Inc. (Banks)	1.0%	1,858	123,910
Coca-Cola Co. (The) (Beverages)	0.6%	1,597	68,671
Comcast Corp., Class A (Media)	0.6%	2,235	69,687
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.7%	1,215	81,879
Costco Wholesale Corp. (Food & Staples Retailing)	0.4%	263	52,137
CVS Health Corp. (Health Care Providers & Services)	0.5%	1,039	65,862
Duke Energy Corp. (Electric Utilities)	0.4%	650	50,154
Express Scripts Holding Co.* (Health Care Providers & Services)	0.4%	692	52,461
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	2.7%	3,923	318,704
Ford Motor Co. (Automobiles)	0.7%	7,472	86,302
General Electric Co. (Industrial Conglomerates)	1.2%	10,330	145,446
General Motors Co. (Automobiles)	0.6%	1,699	72,547
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.4%	223	50,371
Home Depot, Inc. (The) (Specialty Retail)	0.5%	328	61,188
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.1%	2,363	130,438
International Business Machines Corp. (IT Services)	0.7%	566	79,981
Johnson & Johnson (Pharmaceuticals)	1.0%	1,045	125,003
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
JPMorgan Chase & Co. (Banks)	1.7%	1,857	$198,718
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	291	46,563
McKesson Corp. (Health Care Providers & Services)	0.4%	347	49,253
Medtronic plc (Health Care Equipment & Supplies)	0.4%	554	47,821
Merck & Co., Inc. (Pharmaceuticals)	0.8%	1,531	91,140
Microsoft Corp. (Software)	1.4%	1,704	168,423
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	0.4%	541	45,552
Oracle Corp. (Software)	0.4%	982	45,879
PepsiCo, Inc. (Beverages)	0.5%	613	61,453
Pfizer, Inc. (Pharmaceuticals)	1.0%	3,240	116,413
Philip Morris International, Inc. (Tobacco)	0.5%	720	57,269
Phillips 66 (Oil, Gas & Consumable Fuels)	0.5%	475	55,333
Procter & Gamble Co. (The) (Household Products)	0.9%	1,429	104,560
Schlumberger Ltd. (Energy Equipment & Services)	0.5%	828	56,859
United Technologies Corp. (Aerospace & Defense)	0.4%	402	50,178
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.7%	338	81,630
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	0.5%	520	63,024
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.3%	3,237	154,308
Walmart, Inc. (Food & Staples Retailing)	0.8%	1,123	92,692
Walt Disney Co. (The) (Media)	0.5%	592	58,886
Wells Fargo & Co. (Banks)	1.3%	2,958	159,702
Other Common Stocks	56.0%	153,383	6,671,445
Total Common Stocks (Cost $9,196,229)			11,495,979
		No. of Warrants
Warrants — 0.0% (b)
Tidewater, Inc., Class A, expiring 7/31/23*	0.0%	127	444
Tidewater, Inc., Class B, expiring 7/31/23*	0.0%	137	414
Total Warrants (Cost $—)			858

See accompanying notes to the financial statements.

50 :: RALS RAFI® LONG/SHORT :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 11.6%
Repurchase Agreements (c) — 11.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,381,155 (Cost $1,381,087)	$1,381,087	$1,381,087
Total Investments — 108.0% (Cost $10,577,316)		12,877,924
Liabilities in excess of other assets — (8.0%)		(955,168)
Net Assets — 100.0%		$11,922,756

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $1,390,420.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,781,754
Aggregate gross unrealized depreciation	(1,523,414)
Net unrealized appreciation	$1,258,340
Federal income tax cost	$10,609,399

Swap Agreements1

RAFI® Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(471,259)	11/6/2018	Goldman Sachs International	(1.95)%	Russell 1000 Total Return Index	(75,053)
144,405	11/6/2018	Goldman Sachs International	2.20%	FTSE RAFI US 1000 Total Return Index	27,583
(326,854)					(47,470)	—	—	(47,470)
(11,485,631)	11/6/2019	Societe Generale	(1.63)%	Russell 1000 Total Return Index	(999,055)
240,087	11/6/2019	Societe Generale	2.13%	FTSE RAFI US 1000 Total Return Index	36,340
(11,245,544)					(962,715)	889,757	72,958	—
(11,572,398)					(1,010,185)
				Total Appreciation	63,923
				Total Depreciation	(1,074,108)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: RAFI® LONG/SHORT RALS :: 51

RAFI® Long/Short invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	2.0%
Air Freight & Logistics	0.7%
Airlines	0.2%
Auto Components	0.5%
Automobiles	1.4%
Banks	7.4%
Beverages	1.3%
Biotechnology	1.2%
Building Products	0.2%
Capital Markets	2.4%
Chemicals	1.8%
Commercial Services & Supplies	0.4%
Communications Equipment	0.9%
Construction & Engineering	0.3%
Construction Materials	0.1%
Consumer Finance	1.2%
Containers & Packaging	0.5%
Distributors	0.1%
Diversified Consumer Services	0.1%
Diversified Financial Services	1.2%
Diversified Telecommunication Services	3.2%
Electric Utilities	3.0%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.9%
Energy Equipment & Services	1.5%
Equity Real Estate Investment Trusts (REITs)	3.4%
Food & Staples Retailing	2.3%
Food Products	1.6%
Gas Utilities	0.2%
Health Care Equipment & Supplies	1.4%
Health Care Providers & Services	4.4%
Health Care Technology	0.0%*
Hotels, Restaurants & Leisure	1.5%
Household Durables	0.5%
Household Products	1.3%
Independent Power and Renewable Electricity Producers	0.3%
Industrial Conglomerates	1.9%
Insurance	4.3%
Internet & Direct Marketing Retail	0.7%
Internet Software & Services	1.5%
IT Services	2.5%
Leisure Products	0.1%
Life Sciences Tools & Services	0.3%
Machinery	1.6%
Marine	0.0%*
Media	2.4%
Metals & Mining	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.3%
Multiline Retail	0.9%
Multi-Utilities	1.3%
Oil, Gas & Consumable Fuels	9.8%
Paper & Forest Products	0.1%
Personal Products	0.1%

See accompanying notes to the financial statements.

52 :: RALS RAFI® LONG/SHORT :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pharmaceuticals	3.9%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.0%
Semiconductors & Semiconductor Equipment	2.7%
Software	2.4%
Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	3.1%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.1%
Tobacco	0.9%
Trading Companies & Distributors	0.5%
Transportation Infrastructure	0.0%*
Water Utilities	0.1%
Wireless Telecommunication Services	0.1%
Other[1]	3.6%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: RAFI® LONG/SHORT RALS :: 53

Investments	Shares	Value
Common Stocks — 99.6%
Banks — 10.0%
BancFirst Corp.	118,160	$7,060,060
Community Bank System, Inc.	118,770	7,111,948
Southside Bancshares, Inc.	188,752	6,445,881
Tompkins Financial Corp.	81,498	6,867,836
UMB Financial Corp.	86,608	6,673,146
United Bankshares, Inc.	177,726	6,478,113
		40,636,984
Capital Markets — 1.7%
Westwood Holdings Group, Inc.	116,557	6,763,803
Chemicals — 7.7%
Hawkins, Inc.	190,589	5,974,965
HB Fuller Co.	130,310	6,717,481
Quaker Chemical Corp.	43,412	6,635,524
Sensient Technologies Corp.	90,141	6,061,982
Stepan Co.	78,767	5,726,361
		31,116,313
Commercial Services & Supplies — 9.7%
ABM Industries, Inc.	190,589	5,424,163
Brady Corp., Class A	171,815	6,700,785
Healthcare Services Group, Inc.	143,274	5,179,355
Matthews International Corp., Class A	120,818	6,644,990
McGrath RentCorp	127,574	8,302,516
MSA Safety, Inc.	78,837	7,331,841
		39,583,650
Diversified Telecommunication Services — 1.4%
ATN International, Inc.	106,583	5,737,363
Electric Utilities — 3.5%
ALLETE, Inc.	94,071	7,226,534
Portland General Electric Co.	162,341	6,925,467
		14,152,001
Electronic Equipment, Instruments & Components — 1.4%
Badger Meter, Inc.	133,847	5,855,806
Equity Real Estate Investment Trusts (REITs) — 5.5%
National Health Investors, Inc.	98,405	7,264,257
Universal Health Realty Income Trust	113,183	7,036,587
Urstadt Biddle Properties, Inc., Class A	361,836	7,906,117
		22,206,961
Food & Staples Retailing — 1.4%
Andersons, Inc. (The)	181,988	5,878,212
Investments	Shares	Value
Common Stocks (continued)
Food Products — 6.4%
Calavo Growers, Inc.	76,620	$6,742,560
J&J Snack Foods Corp.	47,017	6,658,547
Lancaster Colony Corp.	53,888	6,795,277
Tootsie Roll Industries, Inc.	196,308	5,712,563
		25,908,947
Gas Utilities — 10.9%
Chesapeake Utilities Corp.	94,252	7,526,022
New Jersey Resources Corp.	169,551	7,528,064
Northwest Natural Gas Co.	124,187	7,426,383
South Jersey Industries, Inc.	245,772	8,139,969
Spire, Inc.	95,293	6,789,626
WGL Holdings, Inc.	78,957	6,964,008
		44,374,072
Health Care Equipment & Supplies — 1.6%
Atrion Corp.	11,327	6,682,930
Health Care Providers & Services — 3.3%
National HealthCare Corp.	107,297	7,124,521
Owens & Minor, Inc.	389,112	6,342,525
		13,467,046
Hotels, Restaurants & Leisure — 1.5%
International Speedway Corp., Class A	144,489	6,025,191
Insurance — 7.2%
American Equity Investment Life Holding Co.	218,545	7,745,235
AmTrust Financial Services, Inc.	498,957	6,666,065
Infinity Property & Casualty Corp.	54,287	7,855,329
RLI Corp.	104,562	6,867,632
		29,134,261
Machinery — 3.6%
Franklin Electric Co., Inc.	161,894	7,487,598
Lindsay Corp.	72,445	7,130,037
		14,617,635
Media — 1.4%
Meredith Corp.	113,083	5,693,729
Metals & Mining — 1.7%
Compass Minerals International, Inc.	106,902	6,991,391

See accompanying notes to the financial statements.

54 :: SMDV RUSSELL 2000 DIVIDEND GROWERS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (continued)
Multi-Utilities — 5.2%
Avista Corp.	132,915	$6,970,063
Black Hills Corp.	125,690	7,310,130
NorthWestern Corp.	126,350	6,883,548
		21,163,741
Specialty Retail — 1.3%
Aaron's, Inc.	136,509	5,430,328
Tobacco — 3.7%
Universal Corp.	131,129	8,674,183
Vector Group Ltd.	325,014	6,305,272
		14,979,455
Trading Companies & Distributors — 1.7%
GATX Corp.	94,791	6,815,473
Water Utilities — 7.8%
California Water Service Group	177,241	7,133,950
Connecticut Water Service, Inc.	129,940	8,383,729
Middlesex Water Co.	186,566	8,290,993
SJW Group	124,042	7,830,772
		31,639,444
Total Common Stocks (Cost $393,868,966)		404,854,736
Investments	Principal Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements (a) — 0.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,238,965 (Cost $1,238,904)	$1,238,904	$1,238,904
Total Investments — 99.9% (Cost $395,107,870)		406,093,640
Other assets less liabilities — 0.1%		598,888
Net Assets — 100.0%		$406,692,528

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$33,705,425
Aggregate gross unrealized depreciation	(22,968,280)
Net unrealized appreciation	$10,737,145
Federal income tax cost	$395,356,495

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: RUSSELL 2000 DIVIDEND GROWERS ETF SMDV :: 55

Investments	Principal Amount	Value
Corporate Bonds — 98.4%
Aerospace & Defense — 2.0%
General Dynamics Corp.
3.75%, 5/15/2028	$100,000	$100,881
Lockheed Martin Corp.
4.25%, 11/15/2019	130,000	132,865
Northrop Grumman Corp.
3.25%, 1/15/2028	200,000	189,254
Rockwell Collins, Inc.
3.20%, 3/15/2024	100,000	96,663
United Technologies Corp.
4.50%, 6/1/2042	140,000	138,192
		657,855
Air Freight & Logistics — 1.0%
FedEx Corp.
4.05%, 2/15/2048	100,000	91,873
United Parcel Service, Inc.
2.50%, 4/1/2023	148,000	143,345
3.75%, 11/15/2047	100,000	94,050
		329,268
Automobiles — 1.8%
Ford Motor Co.
4.75%, 1/15/2043	140,000	125,533
5.29%, 12/8/2046	370,000	357,082
General Motors Co.
4.88%, 10/2/2023	100,000	103,796
		586,411
Banks — 17.4%
Bank of America Corp.
Series L, 2.25%, 4/21/2020	500,000	493,365
2.63%, 4/19/2021	200,000	196,926
3.30%, 1/11/2023	115,000	114,108
7.75%, 5/14/2038	120,000	164,786
BB&T Corp.
2.85%, 10/26/2024	100,000	95,894
Citigroup, Inc.
2.40%, 2/18/2020	200,000	198,025
2.65%, 10/26/2020	200,000	197,344
2.35%, 8/2/2021	400,000	388,511
2.90%, 12/8/2021	100,000	98,358
4.40%, 6/10/2025	100,000	100,280
3.20%, 10/21/2026	100,000	93,469
4.75%, 5/18/2046	100,000	98,067
JPMorgan Chase & Co.
2.25%, 1/23/2020	200,000	197,911
4.40%, 7/22/2020	100,000	102,854
2.40%, 6/7/2021	200,000	195,692
2.30%, 8/15/2021	150,000	145,781
Investments	Principal Amount	Value
Corporate Bonds (continued)
2.70%, 5/18/2023	$100,000	$96,037
3.90%, 7/15/2025	400,000	400,526
2.95%, 10/1/2026	100,000	93,143
4.25%, 10/1/2027	100,000	99,937
3.63%, 12/1/2027	100,000	94,532
KeyCorp
4.10%, 4/30/2028	100,000	100,050
PNC Financial Services Group, Inc. (The)
5.13%, 2/8/2020	100,000	103,656
US Bancorp
Series V, 2.38%, 7/22/2026	145,000	132,114
Series X, 3.15%, 4/27/2027	200,000	192,013
Wells Fargo & Co.
2.50%, 3/4/2021	300,000	294,295
2.63%, 7/22/2022	100,000	96,421
3.30%, 9/9/2024	318,000	307,739
3.55%, 9/29/2025	168,000	163,719
3.00%, 4/22/2026	200,000	186,975
3.00%, 10/23/2026	250,000	232,437
4.75%, 12/7/2046	150,000	148,155
		5,623,120
Beverages — 1.0%
Coca-Cola Co. (The)
1.88%, 10/27/2020	100,000	98,009
Molson Coors Brewing Co.
2.10%, 7/15/2021	100,000	96,219
PepsiCo, Inc.
3.00%, 10/15/2027	150,000	143,134
		337,362
Biotechnology — 5.2%
AbbVie, Inc.
2.50%, 5/14/2020	140,000	138,775
2.30%, 5/14/2021	100,000	97,541
3.20%, 5/14/2026	200,000	188,148
4.45%, 5/14/2046	140,000	135,624
Amgen, Inc.
2.65%, 5/11/2022	308,000	299,163
Biogen, Inc.
5.20%, 9/15/2045	150,000	159,100
Celgene Corp.
3.25%, 2/20/2023	150,000	146,991
4.35%, 11/15/2047	100,000	90,403
4.55%, 2/20/2048	100,000	93,150
Gilead Sciences, Inc.
3.25%, 9/1/2022	200,000	199,888
2.95%, 3/1/2027	150,000	140,756
		1,689,539

See accompanying notes to the financial statements.

56 :: SPXB S&P 500® BOND ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Capital Markets — 8.3%
Bank of New York Mellon Corp. (The)
2.30%, 9/11/2019	$100,000	$99,545
Series G, 2.15%, 2/24/2020	100,000	98,926
Goldman Sachs Group, Inc. (The)
2.60%, 4/23/2020	100,000	99,049
2.75%, 9/15/2020	150,000	148,625
3.85%, 1/26/2027	250,000	242,576
6.75%, 10/1/2037	200,000	240,851
5.15%, 5/22/2045	100,000	103,133
4.75%, 10/21/2045	296,000	299,534
Morgan Stanley
2.65%, 1/27/2020	250,000	248,559
2.80%, 6/16/2020	300,000	298,183
3.13%, 1/23/2023	100,000	97,684
Series F, 3.88%, 4/29/2024	100,000	100,526
3.63%, 1/20/2027	200,000	193,392
6.38%, 7/24/2042	248,000	308,936
4.30%, 1/27/2045	100,000	96,210
		2,675,729
Chemicals — 0.8%
Dow Chemical Co. (The)
9.40%, 5/15/2039	100,000	157,150
Sherwin-Williams Co. (The)
2.75%, 6/1/2022	100,000	97,415
		254,565
Communications Equipment — 1.3%
Cisco Systems, Inc.
1.40%, 9/20/2019	150,000	147,701
4.45%, 1/15/2020	100,000	102,954
5.50%, 1/15/2040	135,000	164,652
		415,307
Consumer Finance — 4.5%
American Express Co.
2.20%, 10/30/2020	250,000	244,445
3.40%, 2/27/2023	100,000	99,486
American Express Credit Corp.
3.30%, 5/3/2027	100,000	96,591
Capital One Financial Corp.
2.50%, 5/12/2020	100,000	98,769
3.30%, 10/30/2024	100,000	95,692
3.80%, 1/31/2028	100,000	95,363
Caterpillar Financial Services Corp.
2.10%, 1/10/2020	100,000	99,106
Investments	Principal Amount	Value
Corporate Bonds (continued)
General Motors Financial Co., Inc.
3.20%, 7/6/2021	$100,000	$99,070
3.45%, 1/14/2022	100,000	99,112
3.25%, 1/5/2023	150,000	146,088
3.50%, 11/7/2024	100,000	95,761
4.35%, 1/17/2027	100,000	98,280
Synchrony Financial
4.50%, 7/23/2025	100,000	99,207
		1,466,970
Containers & Packaging — 0.3%
International Paper Co. 4.40%, 8/15/2047	100,000	92,798
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc.
2.75%, 3/15/2023	100,000	98,319
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/2035	400,000	385,445
		483,764
Diversified Telecommunication Services — 6.5%
AT&T, Inc.
2.80%, 2/17/2021	100,000	98,817
3.40%, 5/15/2025	450,000	429,807
5.25%, 3/1/2037	250,000	253,995
4.35%, 6/15/2045	150,000	130,927
Verizon Communications, Inc.
2.95%, 3/15/2022	100,000	98,307
2.45%, 11/1/2022	100,000	95,815
3.50%, 11/1/2024	100,000	98,273
4.50%, 8/10/2033	100,000	98,104
5.25%, 3/16/2037	300,000	313,193
4.13%, 8/15/2046	250,000	216,834
4.52%, 9/15/2048	150,000	138,161
4.67%, 3/15/2055	150,000	135,362
		2,107,595
Electric Utilities — 1.6%
Commonwealth Edison Co.
4.00%, 3/1/2048	100,000	99,960
Duke Energy Corp.
3.75%, 4/15/2024	100,000	100,080
Florida Power & Light Co.
3.95%, 3/1/2048	100,000	100,555
Pacific Gas & Electric Co.
6.05%, 3/1/2034	100,000	115,833
Southern Co. (The)
3.25%, 7/1/2026	110,000	104,049
		520,477

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® BOND ETF SPXB :: 57

Investments	Principal Amount	Value
Corporate Bonds (continued)
Energy Equipment & Services — 0.9%
Baker Hughes a GE Co. LLC
3.34%, 12/15/2027	$200,000	$188,236
Halliburton Co.
5.00%, 11/15/2045	100,000	108,156
		296,392
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp. 3.50%, 1/31/2023	100,000	99,125
Food & Staples Retailing — 0.7%
Walgreens Boots Alliance, Inc.
3.45%, 6/1/2026	130,000	123,105
Walmart, Inc.
1.90%, 12/15/2020	100,000	98,277
		221,382
Food Products — 2.5%
Campbell Soup Co.
3.95%, 3/15/2025	100,000	97,127
4.15%, 3/15/2028	100,000	95,812
General Mills, Inc.
4.00%, 4/17/2025	100,000	99,769
4.20%, 4/17/2028	100,000	98,641
Kraft Heinz Foods Co.
2.80%, 7/2/2020	100,000	99,410
3.50%, 6/6/2022	100,000	99,700
3.00%, 6/1/2026	120,000	109,520
Tyson Foods, Inc.
3.95%, 8/15/2024	100,000	100,485
		800,464
Health Care Equipment & Supplies — 2.2%
Abbott Laboratories
2.35%, 11/22/2019	160,000	159,125
2.90%, 11/30/2021	100,000	98,895
Boston Scientific Corp.
4.00%, 3/1/2028	100,000	98,616
Medtronic, Inc.
2.50%, 3/15/2020	200,000	199,022
4.63%, 3/15/2045	150,000	162,080
		717,738
Health Care Providers & Services — 4.5%
Aetna, Inc.
3.88%, 8/15/2047	100,000	89,518
Anthem, Inc.
3.65%, 12/1/2027	120,000	114,606
Investments	Principal Amount	Value
Corporate Bonds (continued)
CVS Health Corp.
3.35%, 3/9/2021	$470,000	$470,610
3.70%, 3/9/2023	170,000	169,679
4.10%, 3/25/2025	160,000	160,577
5.05%, 3/25/2048	150,000	153,838
Express Scripts Holding Co.
3.00%, 7/15/2023	100,000	95,066
UnitedHealth Group, Inc.
3.75%, 7/15/2025	100,000	100,556
2.95%, 10/15/2027	100,000	94,307
		1,448,757
Hotels, Restaurants & Leisure — 1.0%
McDonald's Corp.
3.50%, 3/1/2027	100,000	98,305
4.88%, 12/9/2045	100,000	107,196
4.45%, 3/1/2047	100,000	101,039
		306,540
Household Durables — 0.3%
Newell Brands, Inc. 5.50%, 4/1/2046	100,000	101,482
Industrial Conglomerates — 1.6%
General Electric Co.
2.70%, 10/9/2022	100,000	97,199
6.75%, 3/15/2032	110,000	135,519
5.88%, 1/14/2038	150,000	171,675
4.50%, 3/11/2044	100,000	97,066
		501,459
Insurance — 1.0%
American International Group, Inc.
4.13%, 2/15/2024	116,000	117,072
4.20%, 4/1/2028	100,000	99,224
Chubb INA Holdings, Inc.
2.30%, 11/3/2020	100,000	98,502
		314,798
Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc. 5.20%, 12/3/2025	100,000	111,108
IT Services — 1.4%
IBM Credit LLC
2.65%, 2/5/2021	100,000	99,266
International Business Machines Corp.
3.45%, 2/19/2026	115,000	114,262
Visa, Inc.
2.20%, 12/14/2020	250,000	246,191
		459,719

See accompanying notes to the financial statements.

58 :: SPXB S&P 500® BOND ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Corporate Bonds (continued)
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc. 3.00%, 4/15/2023	$100,000	$97,675
Machinery — 0.4%
Deere & Co. 3.90%, 6/9/2042	130,000	129,668
Media — 3.4%
Comcast Corp.
3.60%, 3/1/2024	200,000	199,202
3.15%, 2/15/2028	100,000	92,683
3.90%, 3/1/2038	100,000	91,636
4.00%, 3/1/2048	100,000	89,282
Discovery Communications LLC
2.95%, 3/20/2023	100,000	96,275
NBCUniversal Media LLC
4.38%, 4/1/2021	100,000	103,272
Time Warner, Inc.
4.88%, 3/15/2020	100,000	103,268
Viacom, Inc.
4.38%, 3/15/2043	100,000	85,979
Walt Disney Co. (The)
2.30%, 2/12/2021	224,000	220,995
		1,082,592
Multiline Retail — 0.3%
Target Corp. 3.63%, 4/15/2046	100,000	90,544
Multi-Utilities — 0.3%
Sempra Energy 4.00%, 2/1/2048	120,000	111,052
Oil, Gas & Consumable Fuels — 4.7%
Chevron Corp.
2.36%, 12/5/2022	150,000	145,316
3.19%, 6/24/2023	100,000	100,024
ConocoPhillips Co.
4.30%, 11/15/2044	100,000	103,416
Exxon Mobil Corp.
3.04%, 3/1/2026	248,000	241,457
4.11%, 3/1/2046	100,000	102,854
Kinder Morgan, Inc.
4.30%, 3/1/2028	100,000	98,061
5.20%, 3/1/2048	100,000	98,658
MPLX LP
4.00%, 3/15/2028	150,000	145,307
4.50%, 4/15/2038	100,000	95,350
Phillips 66
4.88%, 11/15/2044	100,000	106,240
Investments	Principal Amount	Value
Corporate Bonds (continued)
Williams Partners LP
3.60%, 3/15/2022	$200,000	$199,377
4.85%, 3/1/2048	100,000	97,305
		1,533,365
Pharmaceuticals — 2.6%
Allergan Funding SCS
4.55%, 3/15/2035	280,000	268,671
Johnson & Johnson
3.70%, 3/1/2046	100,000	98,779
Merck & Co., Inc.
2.75%, 2/10/2025	120,000	115,229
Mylan NV
3.95%, 6/15/2026	120,000	114,334
Pfizer, Inc.
7.20%, 3/15/2039	100,000	141,488
4.13%, 12/15/2046	100,000	101,624
		840,125
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC
4.13%, 6/15/2047	100,000	99,661
CSX Corp.
4.30%, 3/1/2048	100,000	97,481
		197,142
Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials, Inc.
3.30%, 4/1/2027	100,000	97,560
Broadcom Corp.
3.00%, 1/15/2022	100,000	97,611
3.50%, 1/15/2028	160,000	147,567
Intel Corp.
2.45%, 7/29/2020	300,000	298,495
2.88%, 5/11/2024	100,000	97,480
NVIDIA Corp.
2.20%, 9/16/2021	172,000	167,575
QUALCOMM, Inc.
3.25%, 5/20/2027	150,000	141,042
4.80%, 5/20/2045	200,000	203,904
		1,251,234
Software — 5.5%
Microsoft Corp.
2.00%, 11/3/2020	150,000	147,911
1.55%, 8/8/2021	115,000	110,606
2.38%, 2/12/2022	248,000	243,530
2.40%, 8/8/2026	100,000	92,825
3.50%, 2/12/2035	248,000	241,136
4.50%, 2/6/2057	135,000	147,226
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® BOND ETF SPXB :: 59

Investments	Principal Amount	Value
Corporate Bonds (continued)
Oracle Corp.
2.25%, 10/8/2019	$150,000	$149,470
2.40%, 9/15/2023	248,000	237,724
2.65%, 7/15/2026	148,000	138,073
3.80%, 11/15/2037	268,000	261,998
		1,770,499
Specialty Retail — 1.1%
Home Depot, Inc. (The)
2.63%, 6/1/2022	160,000	157,723
2.80%, 9/14/2027	100,000	93,939
Lowe's Cos., Inc.
4.05%, 5/3/2047	100,000	97,577
		349,239
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc.
1.90%, 2/7/2020	100,000	98,971
2.25%, 2/23/2021	200,000	197,180
2.85%, 5/6/2021	200,000	200,420
2.40%, 1/13/2023	100,000	97,068
2.40%, 5/3/2023	150,000	145,139
3.00%, 2/9/2024	100,000	98,327
2.75%, 1/13/2025	100,000	96,088
3.35%, 2/9/2027	100,000	98,565
2.90%, 9/12/2027	100,000	94,935
3.45%, 2/9/2045	100,000	90,448
4.65%, 2/23/2046	100,000	109,303
3.75%, 11/13/2047	100,000	95,788
Hewlett Packard Enterprise Co.
4.90%, 10/15/2025	120,000	123,534
		1,545,766
Tobacco — 0.6%
Altria Group, Inc.
2.63%, 1/14/2020	100,000	99,699
Philip Morris International, Inc.
4.25%, 11/10/2044	100,000	96,578
		196,277
Total Corporate Bonds (Cost $31,577,043)		31,814,902
Investments	Principal Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements (a) — 0.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $142,471 (Cost $142,465)	$142,465	$142,465
Total Investments — 98.8% (Cost $31,719,508)		31,957,367
Other assets less liabilities — 1.2%		378,809
Net Assets — 100.0%		$32,336,176

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$248,809
Aggregate gross unrealized depreciation	(10,950)
Net unrealized appreciation	$237,859
Federal income tax cost	$31,719,508

See accompanying notes to the financial statements.

60 :: SPXB S&P 500® BOND ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Aerospace & Defense — 1.7%
General Dynamics Corp.	291,676	$58,833,966
Beverages — 5.6%
Brown-Forman Corp., Class B	1,197,662	67,739,763
Coca-Cola Co. (The)	1,498,576	64,438,768
PepsiCo, Inc.	642,497	64,410,324
		196,588,855
Biotechnology — 2.0%
AbbVie, Inc.	707,389	69,989,068
Building Products — 1.8%
AO Smith Corp.	1,015,524	64,049,099
Capital Markets — 5.9%
Franklin Resources, Inc.	1,959,198	65,770,277
S&P Global, Inc.	343,178	67,777,655
T. Rowe Price Group, Inc.	606,769	73,673,892
		207,221,824
Chemicals — 9.2%
Air Products & Chemicals, Inc.	396,770	64,042,646
Ecolab, Inc.	441,886	63,017,362
PPG Industries, Inc.	605,322	61,089,096
Praxair, Inc.	438,331	68,493,602
Sherwin-Williams Co. (The)	169,994	64,470,225
		321,112,931
Commercial Services & Supplies — 2.0%
Cintas Corp.	380,706	69,383,668
Distributors — 1.9%
Genuine Parts Co.	742,284	67,391,964
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	1,889,006	61,052,674
Electrical Equipment — 1.9%
Emerson Electric Co.	942,881	66,793,690
Equity Real Estate Investment Trusts (REITs) — 2.0%
Federal Realty Investment Trust	590,938	70,256,619
Food & Staples Retailing — 5.6%
Sysco Corp.	1,074,460	69,872,134
Walgreens Boots Alliance, Inc.	1,020,239	63,652,711
Walmart, Inc.	765,477	63,182,472
		196,707,317
Investments	Shares	Value
Common Stocks (continued)
Food Products — 5.6%
Archer-Daniels-Midland Co.	1,448,833	$63,342,979
Hormel Foods Corp.	1,842,533	66,128,509
McCormick & Co., Inc. (Non-Voting)	635,130	64,148,130
		193,619,618
Health Care Equipment & Supplies — 5.8%
Abbott Laboratories	1,120,112	68,920,491
Becton Dickinson and Co.	282,838	62,674,072
Medtronic plc	823,639	71,096,519
		202,691,082
Health Care Providers & Services — 1.6%
Cardinal Health, Inc.	1,059,265	55,177,114
Hotels, Restaurants & Leisure — 1.9%
McDonald's Corp.	414,540	66,330,545
Household Durables — 1.8%
Leggett & Platt, Inc.	1,535,231	63,405,040
Household Products — 7.6%
Clorox Co. (The)	574,106	69,369,228
Colgate-Palmolive Co.	993,032	62,650,389
Kimberly-Clark Corp.	668,977	67,466,330
Procter & Gamble Co. (The)	902,840	66,060,803
		265,546,750
Industrial Conglomerates — 3.6%
3M Co.	305,295	60,213,333
Roper Technologies, Inc.	237,855	65,598,030
		125,811,363
Insurance — 3.6%
Aflac, Inc.	1,454,911	65,558,290
Cincinnati Financial Corp.	870,409	60,380,272
		125,938,562
IT Services — 2.1%
Automatic Data Processing, Inc.	562,830	73,179,157
Machinery — 7.3%
Dover Corp.	877,216	67,729,847
Illinois Tool Works, Inc.	420,862	60,477,869
Pentair plc	1,433,146	62,542,492
Stanley Black & Decker, Inc.	462,640	64,417,994
		255,168,202

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500 DIVIDEND ARISTOCRATS ETF NOBL :: 61

Investments	Shares	Value
Common Stocks (continued)
Metals & Mining — 1.9%
Nucor Corp.	1,048,146	$67,280,492
Multiline Retail — 2.0%
Target Corp.	928,927	67,709,489
Multi-Utilities — 1.9%
Consolidated Edison, Inc.	848,229	65,084,611
Oil, Gas & Consumable Fuels — 3.8%
Chevron Corp.	533,320	66,291,676
Exxon Mobil Corp.	828,296	67,290,767
		133,582,443
Pharmaceuticals — 1.8%
Johnson & Johnson	519,652	62,160,772
Specialty Retail — 2.1%
Lowe's Cos., Inc.	781,357	74,236,729
Textiles, Apparel & Luxury Goods — 2.0%
VF Corp.	843,887	68,489,869
Trading Companies & Distributors — 2.0%
WW Grainger, Inc.	230,381	71,185,425
Total Common Stocks (Cost $3,245,250,916)		3,485,978,938
Investments	Principal Amount	Value
Short-Term Investments — 0.0% (a)
Repurchase Agreements (b) — 0.0% (a)
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,060,533 (Cost $1,060,480)	$1,060,480	$1,060,480
Total Investments — 99.8% (Cost $3,246,311,396)		3,487,039,418
Other assets less liabilities — 0.2%		6,251,405
Net Assets — 100.0%		$3,493,290,823

(a)  Represents less than 0.05% of net assets.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$365,548,947
Aggregate gross unrealized depreciation	(135,790,048)
Net unrealized appreciation	$229,758,899
Federal income tax cost	$3,257,280,519

See accompanying notes to the financial statements.

62 :: NOBL S&P 500 DIVIDEND ARISTOCRATS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.5%	193	$38,065
Abbott Laboratories (Health Care Equipment & Supplies)	0.5%	565	34,764
AbbVie, Inc. (Biotechnology)	0.7%	518	51,251
Accenture plc, Class A (IT Services)	0.4%	200	31,148
Adobe Systems, Inc.* (Software)	0.6%	160	39,885
Alphabet, Inc., Class A* (Internet Software & Services)	1.5%	97	106,700
Alphabet, Inc., Class C* (Internet Software & Services)	1.5%	99	107,414
Altria Group, Inc. (Tobacco)	0.5%	617	34,392
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.0%	130	211,851
Amgen, Inc. (Biotechnology)	0.6%	217	38,978
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.3%	1,648	307,962
AT&T, Inc. (Diversified Telecommunication Services)	0.9%	1,994	64,446
Bank of America Corp. (Banks)	1.3%	3,107	90,227
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.7%	625	119,706
Boeing Co. (The) (Aerospace & Defense)	0.9%	180	63,389
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	0.5%	16	33,743
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	133	33,525
Cisco Systems, Inc. (Communications Equipment)	0.9%	1,564	66,798
Citigroup, Inc. (Banks)	0.8%	835	55,686
Coca-Cola Co. (The) (Beverages)	0.8%	1,247	53,621
Comcast Corp., Class A (Media)	0.7%	1,505	46,926
DowDuPont, Inc. (Chemicals)	0.7%	760	48,724
Facebook, Inc., Class A* (Internet Software & Services)	2.1%	778	149,205
General Electric Co. (Industrial Conglomerates)	0.6%	2,820	39,706
Home Depot, Inc. (The) (Specialty Retail)	1.0%	379	70,702
Honeywell International, Inc. (Industrial Conglomerates)	0.5%	244	36,090
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.2%	1,520	83,904
International Business Machines Corp. (IT Services)	0.6%	278	39,284
Johnson & Johnson (Pharmaceuticals)	1.5%	871	104,189
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
JPMorgan Chase & Co. (Banks)	1.7%	1,114	$119,209
Mastercard, Inc., Class A (IT Services)	0.8%	300	57,036
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	259	41,443
Medtronic plc (Health Care Equipment & Supplies)	0.5%	440	37,981
Merck & Co., Inc. (Pharmaceuticals)	0.7%	876	52,148
Microsoft Corp. (Software)	3.5%	2,500	247,100
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.7%	141	49,575
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.7%	196	49,429
Oracle Corp. (Software)	0.6%	981	45,832
PepsiCo, Inc. (Beverages)	0.6%	462	46,316
Pfizer, Inc. (Pharmaceuticals)	1.0%	1,933	69,453
Philip Morris International, Inc. (Tobacco)	0.6%	504	40,088
Procter & Gamble Co. (The) (Household Products)	0.8%	819	59,926
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	319	35,699
Union Pacific Corp. (Road & Rail)	0.5%	256	36,546
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.1%	314	75,834
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.9%	1,341	63,925
Visa, Inc., Class A (IT Services)	1.1%	585	76,471
Walmart, Inc. (Food & Staples Retailing)	0.6%	471	38,876
Walt Disney Co. (The) (Media)	0.7%	488	48,541
Wells Fargo & Co. (Banks)	1.1%	1,426	76,990
Other Common Stocks	48.9%	48,606	3,446,920
Total Common Stocks (Cost $5,645,748)			7,017,619

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® EX-ENERGY ETF SPXE :: 63

	Principal Amount	Value
Short-Term Investments — 0.4%
Repurchase Agreements (a) — 0.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $27,821 (Cost $27,820)	$27,820	$27,820
Total Investments — 99.9% (Cost $5,673,568)		7,045,439
Other assets less liabilities — 0.1%		9,790
Net Assets — 100.0%		$7,055,229

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,691,062
Aggregate gross unrealized depreciation	(321,276)
Net unrealized appreciation	$1,369,786
Federal income tax cost	$5,675,653

S&P 500® Ex-Energy ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	3.0%
Air Freight & Logistics	0.8%
Airlines	0.5%
Auto Components	0.2%
Automobiles	0.5%
Banks	6.7%
Beverages	1.9%
Biotechnology	2.7%
Building Products	0.3%
Capital Markets	3.3%
Chemicals	2.2%
Commercial Services & Supplies	0.3%
Communications Equipment	1.1%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.8%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.7%
Diversified Telecommunication Services	1.9%
Electric Utilities	1.8%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.4%
Equity Real Estate Investment Trusts (REITs)	2.8%
Food & Staples Retailing	1.4%
Food Products	1.1%
Health Care Equipment & Supplies	3.2%
Health Care Providers & Services	3.3%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.9%
Household Durables	0.4%

See accompanying notes to the financial statements.

64 :: SPXE S&P 500® EX-ENERGY ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Household Products	1.4%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.7%
Insurance	2.6%
Internet & Direct Marketing Retail	4.3%
Internet Software & Services	5.4%
IT Services	4.6%
Leisure Products	0.1%
Life Sciences Tools & Services	0.9%
Machinery	1.7%
Media	2.5%
Metals & Mining	0.3%
Multiline Retail	0.5%
Multi-Utilities	1.0%
Personal Products	0.2%
Pharmaceuticals	4.6%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	4.6%
Software	6.5%
Specialty Retail	2.4%
Technology Hardware, Storage & Peripherals	4.9%
Textiles, Apparel & Luxury Goods	0.8%
Tobacco	1.0%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® EX-ENERGY ETF SPXE :: 65

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.6%	43	$8,481
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	125	7,691
AbbVie, Inc. (Biotechnology)	0.8%	115	11,378
Accenture plc, Class A (IT Services)	0.5%	44	6,853
Adobe Systems, Inc.* (Software)	0.6%	35	8,725
Alphabet, Inc., Class A* (Internet Software & Services)	1.7%	21	23,100
Alphabet, Inc., Class C* (Internet Software & Services)	1.7%	22	23,870
Altria Group, Inc. (Tobacco)	0.6%	137	7,636
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.4%	29	47,259
Amgen, Inc. (Biotechnology)	0.6%	48	8,622
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.9%	365	68,208
AT&T, Inc. (Diversified Telecommunication Services)	1.0%	442	14,286
Boeing Co. (The) (Aerospace & Defense)	1.0%	40	14,087
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	0.6%	4	8,436
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	30	7,562
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.2%	137	17,029
Cisco Systems, Inc. (Communications Equipment)	1.1%	346	14,778
Coca-Cola Co. (The) (Beverages)	0.9%	276	11,868
Comcast Corp., Class A (Media)	0.8%	333	10,383
DowDuPont, Inc. (Chemicals)	0.8%	168	10,770
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.8%	305	24,778
Facebook, Inc., Class A* (Internet Software & Services)	2.4%	172	32,986
General Electric Co. (Industrial Conglomerates)	0.6%	624	8,786
Home Depot, Inc. (The) (Specialty Retail)	1.1%	84	15,670
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	54	7,987
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.3%	337	18,602
International Business Machines Corp. (IT Services)	0.6%	62	8,761
Johnson & Johnson (Pharmaceuticals)	1.7%	193	23,087
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Mastercard, Inc., Class A (IT Services)	0.9%	66	$12,548
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.7%	57	9,120
Medtronic plc (Health Care Equipment & Supplies)	0.6%	97	8,373
Merck & Co., Inc. (Pharmaceuticals)	0.8%	194	11,549
Microsoft Corp. (Software)	4.0%	554	54,757
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.8%	31	10,900
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	93	6,678
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.8%	44	11,096
Oracle Corp. (Software)	0.7%	217	10,138
PayPal Holdings, Inc.* (IT Services)	0.5%	81	6,648
PepsiCo, Inc. (Beverages)	0.7%	102	10,225
Pfizer, Inc. (Pharmaceuticals)	1.1%	428	15,378
Philip Morris International, Inc. (Tobacco)	0.6%	112	8,909
Procter & Gamble Co. (The) (Household Products)	1.0%	181	13,244
Schlumberger Ltd. (Energy Equipment & Services)	0.5%	100	6,867
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	71	7,946
Union Pacific Corp. (Road & Rail)	0.6%	57	8,137
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.2%	70	16,906
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.0%	297	14,158
Visa, Inc., Class A (IT Services)	1.2%	130	16,994
Walmart, Inc. (Food & Staples Retailing)	0.6%	104	8,584
Walt Disney Co. (The) (Media)	0.8%	108	10,743
Other Common Stocks	45.3%	8,963	627,369
Total Common Stocks (Cost $1,333,179)			1,378,946

See accompanying notes to the financial statements.

66 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 0.3%
Repurchase Agreements (a) — 0.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $4,718 (Cost $4,718)	$4,718	$4,718
Total Investments — 99.8% (Cost $1,337,897)		1,383,664
Other assets less liabilities — 0.2%		2,231
Net Assets — 100.0%		$1,385,895

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$136,100
Aggregate gross unrealized depreciation	(93,724)
Net unrealized appreciation	$42,376
Federal income tax cost	$1,341,288

S&P 500® Ex-Financials ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	3.4%
Air Freight & Logistics	0.9%
Airlines	0.5%
Auto Components	0.2%
Automobiles	0.5%
Beverages	2.1%
Biotechnology	3.1%
Building Products	0.4%
Chemicals	2.5%
Commercial Services & Supplies	0.4%
Communications Equipment	1.3%
Construction & Engineering	0.1%
Construction Materials	0.2%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Telecommunication Services	2.1%
Electric Utilities	2.1%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	1.0%
Food & Staples Retailing	1.6%
Food Products	1.3%
Health Care Equipment & Supplies	3.6%
Health Care Providers & Services	3.7%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.1%
Household Durables	0.4%
Household Products	1.6%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	2.0%
Internet & Direct Marketing Retail	4.9%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® EX-FINANCIALS ETF SPXN :: 67

Internet Software & Services	6.1%
IT Services	5.2%
Leisure Products	0.1%
Life Sciences Tools & Services	1.0%
Machinery	1.9%
Media	2.8%
Metals & Mining	0.3%
Multiline Retail	0.6%
Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	6.5%
Personal Products	0.2%
Pharmaceuticals	5.2%
Professional Services	0.3%
Road & Rail	1.2%
Semiconductors & Semiconductor Equipment	5.2%
Software	7.3%
Specialty Retail	2.7%
Technology Hardware, Storage & Peripherals	5.6%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	1.2%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

68 :: SPXN S&P 500® EX-FINANCIALS ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.5%
3M Co. (Industrial Conglomerates)	0.6%	43	$8,481
Accenture plc, Class A (IT Services)	0.5%	44	6,853
Adobe Systems, Inc.* (Software)	0.6%	35	8,725
Alphabet, Inc., Class A* (Internet Software & Services)	1.6%	21	23,100
Alphabet, Inc., Class C* (Internet Software & Services)	1.7%	22	23,870
Altria Group, Inc. (Tobacco)	0.5%	136	7,581
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.3%	29	47,259
Apple, Inc. (Technology Hardware, Storage & Peripherals)	4.8%	362	67,646
AT&T, Inc. (Diversified Telecommunication Services)	1.0%	438	14,156
Bank of America Corp. (Banks)	1.4%	683	19,834
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.8%	137	26,240
Boeing Co. (The) (Aerospace & Defense)	1.0%	39	13,734
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	0.4%	3	6,327
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.5%	29	7,310
Caterpillar, Inc. (Machinery)	0.5%	43	6,532
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.2%	136	16,905
Cisco Systems, Inc. (Communications Equipment)	1.0%	344	14,692
Citigroup, Inc. (Banks)	0.9%	183	12,204
Coca-Cola Co. (The) (Beverages)	0.8%	274	11,782
Comcast Corp., Class A (Media)	0.7%	331	10,321
DowDuPont, Inc. (Chemicals)	0.8%	167	10,706
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.7%	303	24,616
Facebook, Inc., Class A* (Internet Software & Services)	2.3%	171	32,794
General Electric Co. (Industrial Conglomerates)	0.6%	620	8,730
Home Depot, Inc. (The) (Specialty Retail)	1.1%	83	15,484
Honeywell International, Inc. (Industrial Conglomerates)	0.6%	54	7,987
Intel Corp. (Semiconductors & Semiconductor Equipment)	1.3%	334	18,437
International Business Machines Corp. (IT Services)	0.6%	61	8,620
JPMorgan Chase & Co. (Banks)	1.8%	245	26,217
Mastercard, Inc., Class A (IT Services)	0.9%	66	12,548
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.6%	57	$9,121
Microsoft Corp. (Software)	3.8%	550	54,362
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.8%	31	10,900
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.5%	93	6,678
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.8%	43	10,844
Oracle Corp. (Software)	0.7%	216	10,091
PayPal Holdings, Inc.* (IT Services)	0.5%	81	6,648
PepsiCo, Inc. (Beverages)	0.7%	102	10,225
Philip Morris International, Inc. (Tobacco)	0.6%	111	8,829
Procter & Gamble Co. (The) (Household Products)	0.9%	180	13,171
salesforce.com, Inc.* (Software)	0.4%	49	6,337
Schlumberger Ltd. (Energy Equipment & Services)	0.5%	99	6,798
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.6%	70	7,834
Union Pacific Corp. (Road & Rail)	0.6%	56	7,994
United Technologies Corp. (Aerospace & Defense)	0.5%	53	6,615
Verizon Communications, Inc. (Diversified Telecommunication Services)	1.0%	295	14,063
Visa, Inc., Class A (IT Services)	1.2%	129	16,863
Walmart, Inc. (Food & Staples Retailing)	0.6%	104	8,584
Walt Disney Co. (The) (Media)	0.7%	107	10,643
Wells Fargo & Co. (Banks)	1.2%	313	16,899
Other Common Stocks	45.8%	10,088	652,703
Total Common Stocks (Cost $1,360,433)			1,415,893
		Principal Amount
Short-Term Investments — 0.3%
Repurchase Agreements (a) — 0.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $4,524 (Cost $4,524)		$4,524	4,524
Total Investments — 99.8% (Cost $1,364,957)			1,420,417
Other assets less liabilities — 0.2%			3,333
Net Assets — 100.0%			$1,423,750

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 69

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$135,962
Aggregate gross unrealized depreciation	(81,198)
Net unrealized appreciation	$54,764
Federal income tax cost	$1,365,653

S&P 500® Ex-Health Care ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	3.2%
Air Freight & Logistics	0.9%
Airlines	0.5%
Auto Components	0.2%
Automobiles	0.5%
Banks	7.3%
Beverages	2.1%
Building Products	0.3%
Capital Markets	3.6%
Chemicals	2.4%
Commercial Services & Supplies	0.3%
Communications Equipment	1.2%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	0.9%
Containers & Packaging	0.4%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.8%
Diversified Telecommunication Services	2.1%
Electric Utilities	2.0%
Electrical Equipment	0.6%
Electronic Equipment, Instruments & Components	0.5%
Energy Equipment & Services	1.0%
Equity Real Estate Investment Trusts (REITs)	3.1%
Food & Staples Retailing	1.6%
Food Products	1.2%
Hotels, Restaurants & Leisure	2.0%
Household Durables	0.4%
Household Products	1.5%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.9%
Insurance	2.8%
Internet & Direct Marketing Retail	4.6%
Internet Software & Services	5.9%
IT Services	5.0%
Leisure Products	0.1%
Machinery	1.8%
Media	2.8%
Metals & Mining	0.3%
Multiline Retail	0.6%

See accompanying notes to the financial statements.

70 :: SPXV S&P 500® EX-HEALTH CARE ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Multi-Utilities	1.1%
Oil, Gas & Consumable Fuels	6.3%
Personal Products	0.2%
Professional Services	0.3%
Real Estate Management & Development	0.1%
Road & Rail	1.2%
Semiconductors & Semiconductor Equipment	5.0%
Software	7.0%
Specialty Retail	2.6%
Technology Hardware, Storage & Peripherals	5.4%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	1.2%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	0.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® EX-HEALTH CARE ETF SPXV :: 71

	Percentage of Net Assets	Shares	Value
Common Stocks — 99.6%
3M Co. (Industrial Conglomerates)	0.7%	92	$18,145
Abbott Laboratories (Health Care Equipment & Supplies)	0.6%	268	16,490
AbbVie, Inc. (Biotechnology)	0.9%	245	24,240
Altria Group, Inc. (Tobacco)	0.6%	292	16,276
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	3.9%	62	101,037
Amgen, Inc. (Biotechnology)	0.7%	103	18,501
Bank of America Corp. (Banks)	1.6%	1,471	42,718
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	2.2%	296	56,693
Boeing Co. (The) (Aerospace & Defense)	1.2%	85	29,934
Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	0.7%	8	16,871
Bristol-Myers Squibb Co. (Pharmaceuticals)	0.5%	251	13,208
Caterpillar, Inc. (Machinery)	0.5%	92	13,976
Chevron Corp. (Oil, Gas & Consumable Fuels)	1.4%	294	36,544
Citigroup, Inc. (Banks)	1.0%	395	26,342
Coca-Cola Co. (The) (Beverages)	1.0%	591	25,413
Comcast Corp., Class A (Media)	0.9%	713	22,231
ConocoPhillips (Oil, Gas & Consumable Fuels)	0.5%	181	12,198
Costco Wholesale Corp. (Food & Staples Retailing)	0.5%	68	13,480
DowDuPont, Inc. (Chemicals)	0.9%	360	23,080
Eli Lilly & Co. (Pharmaceuticals)	0.5%	148	12,586
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	2.1%	652	52,969
General Electric Co. (Industrial Conglomerates)	0.7%	1,335	18,797
Gilead Sciences, Inc. (Biotechnology)	0.5%	201	13,547
Goldman Sachs Group, Inc. (The) (Capital Markets)	0.5%	54	12,198
Home Depot, Inc. (The) (Specialty Retail)	1.3%	180	33,579
Honeywell International, Inc. (Industrial Conglomerates)	0.7%	116	17,157
Johnson & Johnson (Pharmaceuticals)	1.9%	413	49,403
JPMorgan Chase & Co. (Banks)	2.2%	528	56,501
Lockheed Martin Corp. (Aerospace & Defense)	0.5%	38	11,953
Lowe's Cos., Inc. (Specialty Retail)	0.5%	128	12,161
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.8%	123	19,681
	Percentage of Net Assets	Shares	Value
Common Stocks (continued)
Medtronic plc (Health Care Equipment & Supplies)	0.7%	208	$17,955
Merck & Co., Inc. (Pharmaceuticals)	1.0%	415	24,705
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.9%	67	23,557
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)	0.6%	200	14,360
PepsiCo, Inc. (Beverages)	0.9%	219	21,955
Pfizer, Inc. (Pharmaceuticals)	1.3%	916	32,912
Philip Morris International, Inc. (Tobacco)	0.7%	239	19,010
Procter & Gamble Co. (The) (Household Products)	1.0%	388	28,390
Schlumberger Ltd. (Energy Equipment & Services)	0.6%	213	14,627
Starbucks Corp. (Hotels, Restaurants & Leisure)	0.5%	216	12,241
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	0.5%	62	12,913
Union Pacific Corp. (Road & Rail)	0.7%	121	17,274
United Parcel Service, Inc., Class B (Air Freight & Logistics)	0.5%	106	12,309
United Technologies Corp. (Aerospace & Defense)	0.5%	114	14,229
UnitedHealth Group, Inc. (Health Care Providers & Services)	1.4%	149	35,985
US Bancorp (Banks)	0.5%	241	12,048
Walmart, Inc. (Food & Staples Retailing)	0.7%	223	18,407
Walt Disney Co. (The) (Media)	0.9%	231	22,978
Wells Fargo & Co. (Banks)	1.4%	675	36,443
Other Common Stocks	51.8%	19,500	1,333,693
Total Common Stocks (Cost $2,371,501)			2,563,900
		Principal Amount
Short-Term Investments — 0.2%
Repurchase Agreements (a) — 0.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $5,606 (Cost $5,606)		$5,606	5,606
Total Investments — 99.8% (Cost $2,377,107)			2,569,506
Other assets less liabilities — 0.2%			4,678
Net Assets — 100.0%			$2,574,184

See accompanying notes to the financial statements.

72 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$317,152
Aggregate gross unrealized depreciation	(125,603)
Net unrealized appreciation	$191,549
Federal income tax cost	$2,377,957

S&P 500® Ex-Technology ETF invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	3.8%
Air Freight & Logistics	1.0%
Airlines	0.6%
Auto Components	0.2%
Automobiles	0.6%
Banks	8.6%
Beverages	2.5%
Biotechnology	3.5%
Building Products	0.4%
Capital Markets	4.3%
Chemicals	2.9%
Commercial Services & Supplies	0.4%
Construction & Engineering	0.1%
Construction Materials	0.2%
Consumer Finance	1.0%
Containers & Packaging	0.5%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	2.2%
Electric Utilities	2.4%
Electrical Equipment	0.7%
Energy Equipment & Services	1.1%
Equity Real Estate Investment Trusts (REITs)	3.7%
Food & Staples Retailing	1.9%
Food Products	1.5%
Health Care Equipment & Supplies	4.1%
Health Care Providers & Services	4.3%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	2.4%
Household Durables	0.5%
Household Products	1.8%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	2.3%
Insurance	3.4%
Internet & Direct Marketing Retail	5.6%
Leisure Products	0.1%
Life Sciences Tools & Services	1.2%
Machinery	2.2%
Media	3.3%
Metals & Mining	0.4%
Multiline Retail	0.7%
Multi-Utilities	1.3%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P 500® EX-TECHNOLOGY ETF SPXT :: 73

Oil, Gas & Consumable Fuels	7.5%
Personal Products	0.2%
Pharmaceuticals	6.0%
Professional Services	0.4%
Real Estate Management & Development	0.1%
Road & Rail	1.4%
Specialty Retail	3.1%
Textiles, Apparel & Luxury Goods	1.1%
Tobacco	1.4%
Trading Companies & Distributors	0.3%
Water Utilities	0.1%
Other[1]	0.4%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

74 :: SPXT S&P 500® EX-TECHNOLOGY ETF :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks — 99.8%
Banks — 11.8%
Bank of the Ozarks, Inc.	156,162	$7,423,941
Commerce Bancshares, Inc.	114,986	7,425,796
Cullen/Frost Bankers, Inc.	68,000	7,767,640
Prosperity Bancshares, Inc.	98,359	7,124,142
UMB Financial Corp.	97,120	7,483,096
United Bankshares, Inc.	211,746	7,718,142
		44,942,757
Capital Markets — 5.7%
Eaton Vance Corp.	134,311	7,225,932
FactSet Research Systems, Inc.	38,588	7,756,574
SEI Investments Co.	105,601	6,735,231
		21,717,737
Chemicals — 2.0%
RPM International, Inc.	150,631	7,456,235
Commercial Services & Supplies — 4.0%
MSA Safety, Inc.	84,471	7,855,803
Rollins, Inc.	143,033	7,118,752
		14,974,555
Containers & Packaging — 5.7%
AptarGroup, Inc.	78,437	7,241,304
Bemis Co., Inc.	166,678	7,050,479
Sonoco Products Co.	142,784	7,300,546
		21,592,329
Equity Real Estate Investment Trusts (REITs) — 4.1%
National Retail Properties, Inc.	199,046	8,246,476
Tanger Factory Outlet Centers, Inc.	345,981	7,435,132
		15,681,608
Food & Staples Retailing — 1.9%
Casey's General Stores, Inc.	75,377	7,296,494
Food Products — 5.7%
Flowers Foods, Inc.	331,120	6,721,736
Lancaster Colony Corp.	60,181	7,588,824
Tootsie Roll Industries, Inc.	257,410	7,490,631
		21,801,191
Gas Utilities — 12.4%
Atmos Energy Corp.	87,673	7,821,308
National Fuel Gas Co.	143,060	7,530,679
New Jersey Resources Corp.	182,279	8,093,188
ONE Gas, Inc.	109,007	8,180,975
UGI Corp.	157,794	7,963,863
WGL Holdings, Inc.	86,657	7,643,147
		47,233,160
Investments	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies — 2.0%
West Pharmaceutical Services, Inc.	80,449	$7,481,757
Hotels, Restaurants & Leisure — 1.9%
Cracker Barrel Old Country Store, Inc.	45,141	7,074,046
Industrial Conglomerates — 2.0%
Carlisle Cos., Inc.	72,158	7,749,048
Insurance — 9.6%
Brown & Brown, Inc.	278,634	7,740,452
Mercury General Corp.	149,869	7,060,329
Old Republic International Corp.	344,692	7,231,638
RenaissanceRe Holdings Ltd.	54,089	6,640,507
WR Berkley Corp.	99,083	7,576,877
		36,249,803
Leisure Products — 1.8%
Polaris Industries, Inc.	61,252	6,854,099
Machinery — 7.7%
Donaldson Co., Inc.	162,613	7,675,334
Graco, Inc.	158,980	7,217,692
Lincoln Electric Holdings, Inc.	85,220	7,635,712
Nordson Corp.	53,662	6,741,557
		29,270,295
Media — 3.9%
John Wiley & Sons, Inc., Class A	111,370	7,550,886
Meredith Corp.	144,400	7,270,540
		14,821,426
Metals & Mining — 2.0%
Royal Gold, Inc.	84,173	7,546,951
Multi-Utilities — 6.0%
Black Hills Corp.	136,139	7,917,844
MDU Resources Group, Inc.	266,398	7,405,865
Vectren Corp.	105,255	7,437,318
		22,761,027
Personal Products — 2.3%
Nu Skin Enterprises, Inc., Class A	104,101	8,524,831
Software — 1.9%
CDK Global, Inc.	114,241	7,351,408
Specialty Retail — 1.7%
Aaron's, Inc.	163,732	6,513,259

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF REGL :: 75

Investments	Shares	Value
Common Stocks (continued)
Water Utilities — 2.0%
Aqua America, Inc.	215,007	$7,460,743
Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc.	254,664	6,506,665
Total Common Stocks (Cost $370,552,078)		378,861,424

Principal Amount
Short-Term Investments — 0.1%
Repurchase Agreements (a) — 0.1%

Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $541,061 (Cost $541,035)	$541,035	541,035
Total Investments — 99.9% (Cost $371,093,113)		379,402,459
Other assets less liabilities — 0.1%		546,560
Net Assets — 100.0%		$379,949,019

*  Non-income producing security.

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,760,904
Aggregate gross unrealized depreciation	(14,885,034)
Net unrealized appreciation	$4,875,870
Federal income tax cost	$374,526,589

See accompanying notes to the financial statements.

76 :: REGL S&P MIDCAP 400 DIVIDEND ARISTOCRATS ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Foreign Government Securities — 68.1%
Abu Dhabi Government Bond
2.50%, 10/11/2022 (a)	$200,000	$191,712
Arab Republic of Egypt
5.75%, 4/29/2020 (a)	200,000	204,788
Argentina Government International Bond
6.88%, 4/22/2021	150,000	151,500
5.63%, 1/26/2022	130,000	124,475
Brazilian Government International Bond
8.88%, 10/14/2019	120,000	128,160
4.88%, 1/22/2021	100,000	102,100
Chile Government International Bond
3.25%, 9/14/2021	100,000	99,800
China Government Bond
2.13%, 11/2/2022 (a)	230,000	222,835
Colombia Government International Bond
11.75%, 2/25/2020	210,000	238,980
Croatia Government International Bond
6.63%, 7/14/2020 (a)	200,000	210,250
Export-Import Bank of China (The)
2.00%, 4/26/2021 (a)	200,000	192,568
Hungary Government International Bond
6.25%, 1/29/2020	120,000	125,400
6.38%, 3/29/2021	150,000	160,623
Indonesia Government International Bond
5.88%, 3/13/2020 (a)	300,000	312,330
4.88%, 5/5/2021 (a)	200,000	206,129
Instituto Costarricense de Electricidad
6.95%, 11/10/2021 (a)	200,000	208,000
Kingdom of Bahrain
5.50%, 3/31/2020 (a)	100,000	98,477
Kingdom of Saudi Arabia
2.38%, 10/26/2021 (a)	200,000	192,211
Lithuania Government International Bond
6.13%, 3/9/2021 (a)	150,000	160,323
Mexico Government International Bond
3.63%, 3/15/2022	164,000	163,841
Oman Government Bond
3.63%, 6/15/2021 (a)	200,000	194,214
Panama Government International Bond
5.20%, 1/30/2020	100,000	103,200
Perusahaan Penerbit SBSN Indonesia III
3.40%, 3/29/2022 (a)	200,000	195,376
Philippine Government International Bond
6.50%, 1/20/2020	170,000	179,036
Investments	Principal Amount	Value
Foreign Government Securities (continued)
Poland Government International Bond
6.38%, 7/15/2019	$140,000	$145,390
5.13%, 4/21/2021	100,000	104,857
5.00%, 3/23/2022	100,000	105,345
Provincia de Cordoba
7.13%, 6/10/2021 (a)	150,000	147,405
Qatar Government International Bond
5.25%, 1/20/2020 (a)	200,000	206,080
3.88%, 4/23/2023 (a)	200,000	199,670
Republic of Ecuador
10.75%, 3/28/2022 (a)	200,000	208,540
Republic of Lebanon
6.15%, 6/19/2020	45,000	43,456
8.25%, 4/12/2021 (a)	250,000	248,250
6.25%, 5/27/2022	150,000	137,738
Republic of Turkey
5.63%, 3/30/2021	200,000	200,580
Romania Government International Bond
6.75%, 2/7/2022 (a)	80,000	87,200
Russian Federation
4.50%, 4/4/2022 (a)	200,000	203,750
Russian Foreign Bond
5.00%, 4/29/2020 (a)	200,000	204,717
Serbia International Bond
4.88%, 2/25/2020 (a)	200,000	202,422
South Africa Government International Bond
5.88%, 5/30/2022	200,000	211,737
Sri Lanka Government International Bond
6.25%, 10/4/2020 (a)	200,000	203,977
Turkey Government International Bond
7.50%, 11/7/2019	200,000	206,836
5.13%, 3/25/2022	200,000	195,460
Ukraine Government International Bond
7.75%, 9/1/2021 (a)	230,000	236,951
Total Foreign Government Securities (Cost $7,869,109)		7,666,689
Corporate Bonds — 30.3%
Banks — 6.1%
Banco do Brasil SA
5.38%, 1/15/2021 (a)	100,000	100,755
China Development Bank
2.13%, 6/1/2021 (a)	200,000	192,838
QNB Finance Ltd.
2.13%, 9/7/2021 (a)	200,000	188,348

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: 77

Investments	Principal Amount	Value
Corporate Bonds (continued)
Sberbank of Russia
5.18%, 6/28/2019 (a)	$200,000	$202,394
		684,335
Diversified Financial Services — 4.6%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 7/12/2020 (a)	200,000	204,346
Gazprom OAO
6.00%, 1/23/2021 (a)	200,000	208,000
6.51%, 3/7/2022 (a)	100,000	105,875
		518,221
Electric Utilities — 2.7%
Dubai Electricity & Water Authority
7.38%, 10/21/2020 (a)	100,000	108,508
Power Grid Corp of India Ltd.
3.88%, 1/17/2023 (a)	200,000	197,408
		305,916
Metals & Mining — 0.9%
Corp. Nacional del Cobre de Chile 3.75%, 11/4/2020 (a)	100,000	100,831
Oil, Gas & Consumable Fuels — 15.1%
KazMunayGas National Co. PJSC
3.88%, 4/19/2022 (a)	200,000	196,890
Petrobras Global Finance BV
5.38%, 1/27/2021	220,000	225,196
8.38%, 5/23/2021	50,000	55,619
6.13%, 1/17/2022	160,000	167,520
Petroleos Mexicanos
3.50%, 7/23/2020	80,000	79,520
6.38%, 2/4/2021	70,000	73,150
4.88%, 1/24/2022	200,000	201,000
3.50%, 1/30/2023	210,000	196,980
Petroleum Co. of Trinidad & Tobago Ltd.
9.75%, 8/14/2019 (a)	100,000	103,450
Sinopec Group Overseas Development 2016 Ltd.
2.00%, 9/29/2021 (a)	214,000	204,676
Sinopec Group Overseas Development 2017 Ltd.
2.50%, 9/13/2022 (a)	200,000	190,783
		1,694,784
Real Estate Management & Development — 0.9%
Qatari Diar Finance Co. 5.00%, 7/21/2020 (a)	100,000	102,714
Total Corporate Bonds (Cost $3,447,663)		3,406,801
Investments	Principal Amount	Value
Short-Term Investments — 1.7%
Repurchase Agreements (b) — 1.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $189,835 (Cost $189,826)	$189,826	$189,826
Total Investments — 100.1% (Cost $11,506,598)		11,263,316
Liabilities in excess of other assets — (0.1%)		(12,976)
Net Assets — 100.0%		$11,250,340

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

PJSC  Public Joint Stock Company

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,599
Aggregate gross unrealized depreciation	(256,881)
Net unrealized depreciation	$(243,282)
Federal income tax cost	$11,506,598

See accompanying notes to the financial statements.

78 :: EMSH SHORT TERM USD EMERGING MARKETS BOND ETF :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Short Term USD Emerging Markets Bond ETF invested, as a percentage of net assets, in the following countries as of May 31, 2018:

China	8.9%
Brazil	8.7%
Russia	8.2%
Mexico	6.4%
Indonesia	6.3%
Qatar	6.2%
Turkey	5.4%
Lebanon	3.8%
Argentina	3.8%
Poland	3.2%
United Arab Emirates	2.7%
Hungary	2.5%
Colombia	2.1%
Ukraine	2.1%
South Africa	1.9%
Croatia	1.9%
Ecuador	1.9%
Costa Rica	1.8%
Egypt	1.8%
Sri Lanka	1.8%
Serbia	1.8%
Chile	1.8%
India	1.8%
Kazakhstan	1.8%
Oman	1.7%
Saudi Arabia	1.7%
Philippines	1.6%
Lithuania	1.4%
Trinidad and Tobago	0.9%
Panama	0.9%
Bahrain	0.9%
Romania	0.7%
Other[1]	1.6%
100.0%

1  Includes any non fixed-income securities and net other assets (liabilities).
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT TERM USD EMERGING MARKETS BOND ETF EMSH :: 79

STATEMENTS OF ASSETS AND LIABILITIES

80 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	CDS Short North American HY Credit ETF	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF	Hedge Replication ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$4,720,620	$20,717,320	$38,050,233	$14,015,525	$19,133,203	$39,510,682
Securities, at value	—	—	39,153,265	14,805,591	18,884,977	33,091,077
Repurchase Agreements, at value	4,720,620	20,717,320	47,422	31,941	115,401	6,450,126
Cash	—	—	—	—	—	10
Foreign cash	—	—	44,525 †	—	40,581 ††	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	54,395
Segregated cash balances with custodian for swap agreements	—	4,010,000	—	—	—	1,248,000
Segregated cash balance with brokers for centrally cleared swap agreements	140,589	—	—	—	—	—
Dividends and interest receivable	224	982	138,897	28,330	11,225	5,522
Receivable for investments sold	—	—	—	—	—	1,330
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	4,730	—	—	—	10,500	—
Reclaims receivable	—	—	11,778	—	24,036	—
Receivable for variation margin on centrally cleared swap agreements	5,527	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	—	—	279,965
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	—
Prepaid expenses	2,341	109	—	—	2,399	5,690
Total Assets	4,874,031	24,728,411	39,395,887	14,865,862	19,089,119	41,136,115
LIABILITIES:
Cash overdraft	—	—	4	—	10	—
Payable for investments purchased	—	—	47	—	115,154	1,943
Advisory fees payable	—	12,780	15,023	4,425	—	12,249
Management Services fees payable	—	—	—	—	—	3,286
Custodian fees payable	520	—	—	—	1,239	23,198
Administration fees payable	7,669	—	—	—	15,594	17,403
Trustee fees payable	45	227	358	141	83	334
Compliance services fees payable	17	88	144	54	36	135
Listing, Data and related fees payable	—	—	—	—	12,500	18,855
Professional fees payable	16,649	32	44	21	20,712	17,094
Payable for variation margin on futures contracts	—	—	—	—	—	12,279
Unrealized depreciation on non-exchange traded swap agreements	—	1,781,943	—	—	—	127,423
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—
Due to counterparty	—	—	—	—	—	—
Other liabilities	874	—	—	—	1,993	5,590
Total Liabilities	25,774	1,795,070	15,620	4,641	167,321	239,789
NET ASSETS	$4,848,257	$22,933,341	$39,380,267	$14,861,221	$18,921,798	$40,896,326
NET ASSETS CONSIST OF:
Paid in Capital	$5,700,901	$24,676,048	$40,262,829	$11,675,239	$20,790,006	$36,925,911
Accumulated undistributed net investment income (loss)	889,884	39,236	(668,790)	30,038	(579,874)	61,212
Accumulated net realized gains (losses) on investments	(1,679,908)	—	(1,363,282)	2,333,937	(1,155,388)	3,558,826
Net unrealized appreciation (depreciation) on:
Investments	—	—	1,150,454	822,007	(132,825)	30,521
Futures contracts	—	—	—	—	—	167,314
Non-exchange traded swap agreements	—	(1,781,943)	—	—	—	152,542
Centrally cleared swap agreements	(62,620)	—	—	—	—	—
Foreign currency transactions	—	—	(944)	—	(121)	—
NET ASSETS	$4,848,257	$22,933,341	$39,380,267	$14,861,221	$18,921,798	$40,896,326
Shares (unlimited number of shares authorized, no par value)	150,001	675,001	950,001	300,001	525,001	900,000
Net Asset Value	$32.32	$33.98	$41.45	$49.54	$36.04	$45.44

†  Cost of $44,692.

††  Cost of $40,782.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 81

	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(1)	Large Cap Core Plus	Long Online/ Short Stores ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$173,662,838	$9,364,003	$603,560,884	$10,758,780	$697,198,379	$51,054,591
Securities, at value	164,798,485	8,993,836	581,056,053	—	746,474,697	51,617,170
Repurchase Agreements, at value	3,409,393	570,601	3,744,969	10,758,780	26,375,121	1,802,099
Cash	—	—	—	1,111,134	1,819,916	982
Foreign cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	1,066,912	—	8,678,560	507,705	—	—
Segregated cash balances with custodian for swap agreements	—	171,600	—	—	3,493,754	329,731
Dividends and interest receivable	2,877,988	25,677	6,190,884	510	1,415,099	85
Receivable for investments sold	4,935,408	—	—	—	—	1,934,830
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	8,363	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	434,855	—	—	12,982,906	243,976
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	—
Prepaid expenses	—	5,237	—	—	—	—
Total Assets	177,088,186	10,210,169	599,670,466	12,378,129	792,561,493	55,928,873
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	4,753,253	—	—	489	—	1,926,205
Advisory fees payable	72,939	—	151,615	6,140	298,699	28,553
Management Services fees payable	—	—	—	—	—	—
Custodian fees payable	—	126	—	—	—	—
Administration fees payable	—	15,581	—	—	—	—
Trustee fees payable	1,634	81	5,638	93	7,079	523
Compliance services fees payable	624	33	2,210	38	2,849	199
Listing, Data and related fees payable	—	3,333	—	—	—	—
Professional fees payable	237	16,700	811	13	910	73
Payable for variation margin on futures contracts	205,782	—	2,299,933	211,765	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	140,790	—	—	7,021,523	828,896
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—
Due to counterparty	—	—	—	—	—	—
Other liabilities	—	4,064	—	—	—	—
Total Liabilities	5,034,469	180,708	2,460,207	218,538	7,331,060	2,784,449
NET ASSETS	$172,053,717	$10,029,461	$597,210,259	$12,159,591	$785,230,433	$53,144,424
NET ASSETS CONSIST OF:
Paid in Capital	$201,875,616	$14,296,018	$620,644,027	$10,980,385	$653,406,754	$47,959,950
Accumulated undistributed net investment income (loss)	818,484	74,376	1,866,247	(317,337)	3,021,707	(63,131)
Accumulated net realized gains (losses) on investments	(25,798,952)	(4,835,432)	(8,340,995)	2,166,773	47,189,150	3,467,847
Net unrealized appreciation (depreciation) on:
Investments	(5,454,960)	200,434	(18,759,862)	—	75,651,439	2,364,678
Futures contracts	613,529	—	1,800,842	(670,230)	—	—
Non-exchange traded swap agreements	—	294,065	—	—	5,961,383	(584,920)
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
NET ASSETS	$172,053,717	$10,029,461	$597,210,259	$12,159,591	$785,230,433	$53,144,424
Shares (unlimited number of shares authorized, no par value)	2,575,001	350,001	7,975,001	500,001	11,625,000	1,100,001
Net Asset Value	$66.82	$28.66	$74.89	$24.32	$67.55	$48.31

(1)  Consolidated Statement of Assets and Liabilities.

See accompanying notes to the financial statements.

82 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Managed Futures Strategy ETF(1)	Merger ETF	Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF	MSCI Europe Dividend Growers ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$2,680,105	$4,505,326	$8,527,018	(2)	$107,555,406	$19,002,848	$10,102,692
Securities, at value	—	4,314,134	8,265,209	(3)	115,078,436	19,984,820	10,450,865
Repurchase Agreements, at value	2,680,105	199,540	95,385		85,708	43,024	29
Cash	214,727	—	—		—	—	—
Foreign cash	—	8,305 †	—		281,091 ††	23,952 †††	13,146	††††
Segregated cash balances with brokers for futures contracts	84,533	—	—		—	—	—
Segregated cash balances with custodian for swap agreements	—	10,434	—		—	—	—
Dividends and interest receivable	127	3,924	5		231,128	34,817	10,679
Receivable for investments sold	—	—	—		3,736,706	1,380,926	346,443
Receivable for capital shares issued	—	—	—		—	—	—
Receivable from Advisor	—	13,515	—		—	—	—
Reclaims receivable	—	971	—		203,141	—	27,392
Unrealized appreciation on non-exchange traded swap agreements	—	158	—		—	—	—
Unrealized appreciation on forward foreign currency contracts	—	6,525	—		—	—	—
Prepaid expenses	—	2,366	2,396		—	—	—
Total Assets	2,979,492	4,559,872	8,362,995		119,616,210	21,467,539	10,848,554
LIABILITIES:
Cash overdraft	—	8	—		8	—	—
Payable for investments purchased	120	—	—		3,986,763	1,275,586	350,442
Advisory fees payable	1,906	—	70,290		49,344	10,381	4,888
Management Services fees payable	—	—	—		—	—	—
Custodian fees payable	—	2,449	72		—	—	—
Administration fees payable	—	15,537	4,652		—	—	—
Trustee fees payable	26	41	78		1,083	200	88
Compliance services fees payable	10	16	30		427	75	38
Listing, Data and related fees payable	—	12,416	1,144		—	—	—
Professional fees payable	4	18,643	16,702		157	29	13
Payable for variation margin on futures contracts	8,561	—	—		—	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	60,099	—		—	—	—
Unrealized depreciation on forward foreign currency contracts	—	2,175	—		—	—	—
Due to counterparty	—	—	—		—	3,874	—
Other liabilities	—	873	2,699		—	14,203	—
Total Liabilities	10,627	112,257	95,667		4,037,782	1,304,348	355,469
NET ASSETS	$2,968,865	$4,447,615	$8,267,328		$115,578,428	$20,163,191	$10,493,085
NET ASSETS CONSIST OF:
Paid in Capital	$3,034,266	$5,154,337	$9,992,025		$110,201,176	$18,429,401	$10,132,204
Accumulated undistributed net investment income (loss)	6,124	6,796	11,533		530,571	(126,702)	74,658
Accumulated net realized gains (losses) on investments	(89,931)	(666,160)	(1,569,806)		(2,758,261)	858,139	(61,813)
Net unrealized appreciation (depreciation) on:
Investments	—	8,348	(166,424)		7,608,738	1,005,137	348,202
Futures contracts	18,406	—	—		—	—	—
Non-exchange traded swap agreements	—	(59,941)	—		—	—	—
Centrally cleared swap agreements	—	—	—		—	—	—
Foreign currency transactions	—	4,235	—		(3,796)	(2,784)	(166)
NET ASSETS	$2,968,865	$4,447,615	$8,267,328		$115,578,428	$20,163,191	$10,493,085
Shares (unlimited number of shares authorized, no par value)	75,001	125,001	220,001		3,000,001	350,001	250,001
Net Asset Value	$39.58	$35.58	$37.58		$38.53	$57.61	$41.97

(1)  Consolidated Statement of Assets and Liabilities.

(2)  Includes investments in affiliated Underlying ETFs (Cost $8,431,633).

(3)  Includes investments in affiliated Underlying ETFs (Value $8,265,209).

†  Cost of $8,389.

††  Cost of $280,394.

†††  Cost of $24,547.

††††  Cost of $13,101.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 83

	RAFI® Long/Short	Russell 2000 Dividend Growers ETF	S&P 500® Bond ETF	S&P 500 Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$10,577,316	$395,107,870	$31,719,508	$3,246,311,396	$5,673,568	$1,337,897
Securities, at value	11,496,837	404,854,736	31,814,902	3,485,978,938	7,017,619	1,378,946
Repurchase Agreements, at value	1,381,087	1,238,904	142,465	1,060,480	27,820	4,718
Cash	—	—	—	—	—	—
Foreign cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	74,199	—	—	—	—	—
Dividends and interest receivable	29,725	740,506	286,114	7,331,589	13,009	2,956
Receivable for investments sold	—	—	990,945	—	3,546	776
Receivable for capital shares issued	—	—	—	6,221,355	—	—
Receivable from Advisor	16,687	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	63,923	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	—
Prepaid expenses	5,309	—	—	—	—	—
Total Assets	13,067,767	406,834,146	33,234,426	3,500,592,362	7,061,994	1,387,396
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	895,172	6,220,194	5,052	1,166
Advisory fees payable	—	136,000	3,040	1,032,334	1,614	316
Management Services fees payable	—	—	—	—	—	—
Custodian fees payable	14,909	—	—	—	—	—
Administration fees payable	16,038	—	—	—	—	—
Trustee fees payable	108	3,671	24	31,775	64	12
Compliance services fees payable	40	1,406	10	12,594	26	5
Listing, Data and related fees payable	19,383	—	—	—	—	—
Professional fees payable	16,747	541	4	4,642	9	2
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	1,074,108	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	—
Due to counterparty	—	—	—	—	—	—
Other liabilities	3,678	—	—	—	—	—
Total Liabilities	1,145,011	141,618	898,250	7,301,539	6,765	1,501
NET ASSETS	$11,922,756	$406,692,528	$32,336,176	$3,493,290,823	$7,055,229	$1,385,895
NET ASSETS CONSIST OF:
Paid in Capital	$29,740,495	$386,863,170	$32,020,701	$3,066,679,423	$5,645,502	$1,341,692
Accumulated undistributed net investment income (loss)	156,329	2,019,742	70,898	21,557,091	25,687	5,499
Accumulated net realized gains (losses) on investments	(19,264,491)	6,823,846	6,718	164,326,287	12,169	(7,063)
Net unrealized appreciation (depreciation) on:
Investments	2,300,608	10,985,770	237,859	240,728,022	1,371,871	45,767
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(1,010,185)	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	—
NET ASSETS	$11,922,756	$406,692,528	$32,336,176	$3,493,290,823	$7,055,229	$1,385,895
Shares (unlimited number of shares authorized, no par value)	325,000	7,225,001	400,001	56,150,001	125,001	25,001
Net Asset Value	$36.69	$56.29	$80.84	$62.21	$56.44	$55.43

See accompanying notes to the financial statements.

84 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P MidCap 400 Dividend Aristocrats ETF	Short Term USD Emerging Markets Bond ETF
ASSETS:
Securities and Repurchase Agreements, at cost	$1,364,957	$2,377,107	$371,093,113	$11,506,598
Securities, at value	1,415,893	2,563,900	378,861,424	11,073,490
Repurchase Agreements, at value	4,524	5,606	541,035	189,826
Cash	—	—	—	4,685
Foreign cash	—	—	—	—
Segregated cash balances with
brokers for futures contracts	—	—	—	—
Segregated cash balances with custodian for swap agreements	—	—	—	—
Dividends and interest receivable	2,903	5,976	682,510	133,019
Receivable for investments sold	776	1,662	—	290,660
Receivable for capital shares issued	—	—	—	—
Receivable from Advisor	—	—	—	7,911
Reclaims receivable	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Prepaid expenses	—	—	—	2,456
Total Assets	1,424,096	2,577,144	380,084,969	11,702,047
LIABILITIES:
Cash overdraft	—	—	—	—
Payable for investments purchased	—	2,332	—	409,764
Advisory fees payable	326	591	130,456	—
Management Services fees payable	—	—	—	—
Custodian fees payable	—	—	—	462
Administration fees payable	—	—	—	19,417
Trustee fees payable	13	24	3,606	105
Compliance services fees payable	5	10	1,358	40
Listing, Data and related fees payable	—	—	—	3,331
Professional fees payable	2	3	530	16,740
Payable for variation margin on futures contracts	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to counterparty	—	—	—	—
Other liabilities	—	—	—	1,848
Total Liabilities	346	2,960	135,950	451,707
NET ASSETS	$1,423,750	$2,574,184	$379,949,019	$11,250,340
NET ASSETS CONSIST OF:
Paid in Capital	$1,365,972	$2,371,885	$363,099,140	$11,877,248
Accumulated undistributed net investment income (loss)	6,346	11,468	1,361,238	28,829
Accumulated net realized gains (losses) on investments	(4,028)	(1,568)	7,179,295	(412,455)
Net unrealized appreciation (depreciation) on:
Investments	55,460	192,399	8,309,346	(243,282)
Futures contracts	—	—	—	—
Non-exchange traded swap agreements	—	—	—	—
Centrally cleared swap agreements	—	—	—	—
Foreign currency transactions	—	—	—	—
NET ASSETS	$1,423,750	$2,574,184	$379,949,019	$11,250,340
Shares (unlimited number of shares authorized, no par value)	25,001	50,001	7,050,001	150,001
Net Asset Value	$56.95	$51.48	$53.89	$75.00

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 85

STATEMENTS OF OPERATIONS

86 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	CDS Short North American HY Credit ETF	Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF	Equities for Rising Rates ETF	Global Listed Private Equity ETF	Hedge Replication ETF
	Year Ended May 31, 2018	November 14, 2017* through May 31, 2018	Year Ended May 31, 2018	July 24, 2017* through May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$1,256,620	$243,991	$781,977	$57,966
Interest	46,229	141,050	1,476	373	156	429,856
Foreign withholding tax on income	—	—	(81,620)	—	(16,261)	(4)

Total Investment Income	46,229	141,050	1,176,476	244,364	765,872	487,818

EXPENSES:
Advisory fees (Note 4)	25,737	71,849	174,635	46,715	50,723	302,354
Management Services fees (Note 4)	3,960	—	—	—	10,145	40,314
Professional fees	18,144	46	202	71	28,025	20,345
Administration fees (Note 5)	30,378	—	—	—	62,237	69,766
Custodian fees (Note 6)	2,091	—	—	—	5,866	138,258
Printing and Shareholder reports	1,164	—	—	—	3,268	10,104
Listing, Data and related fees (Note 7)	3,843	—	—	—	33,843	129,786
Trustees fees (Note 8)	121	267	1,094	331	291	1,078
Compliance services fees (Note 4)	61	107	331	131	78	365
Other fees	4,962	—	—	—	5,005	6,210

Total Gross Expenses before fees waived and/or reimbursed	90,461	72,269	176,262	47,248	199,481	718,580

LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(70,665)	—	—	—	(138,645)	(335,560)

Total Net Expenses	19,796	72,269	176,262	47,248	60,836	383,020

Net Investment Income (Loss)	26,433	68,781	1,000,214	197,116	705,036	104,798

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(458)	—	(55,296)	(353,770)	(43,843)	530,465
Expiration or closing of futures contracts	—	—	—	—	—	(616,217)
Expiration or closing of non-exchange traded swap agreements	—	—	—	—	—	3,248,292
Expiration or closing of centrally cleared swap agreements	(175,364)	—	—	—	—	—
In-kind redemptions of investments	—	—	1,160,313	2,970,157	285,225	428,407
Foreign currency transactions	—	—	4,131	—	3,388	—
Settlement of forward foreign currency contracts	—	—	—	—	—	—

Net realized gain (loss)	(175,822)	—	1,109,148	2,616,387	244,770	3,590,947

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	(2,392,871)	822,007	(740,729)	(367,057)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	380,239
Non-exchange traded swap agreements	—	(1,781,943)	—	—	—	(2,444,939)
Centrally cleared swap agreements	5,899	—	—	—	—	—
Foreign currency translations	—	—	(146)	—	3	—

Change in net unrealized appreciation/depreciation	5,899	(1,781,943)	(2,393,017)	822,007	(740,726)	(2,431,757)

Net realized and unrealized gain (loss)	(169,923)	(1,781,943)	(1,283,869)	3,438,394	(495,956)	1,159,190

Change in Net Assets Resulting from Operations	$(143,490)	$(1,713,162)	$(283,655)	$3,635,510	$209,080	$1,263,988

*Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 87

	High Yield- Interest Rate Hedged	Inflation Expectations ETF	Investment Grade-Interest Rate Hedged	K-1 Free Crude Oil Strategy ETF(1)	Large Cap Core Plus	Long Online/ Short Stores ETF
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	November 14, 2017* through May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$13,539,071	$55,740
Interest	9,780,647	546,869	16,958,295	64,435	170,893	11,146
Foreign withholding tax on income	—	—	—	—	—	—

Total Investment Income	9,780,647	546,869	16,958,295	64,435	13,709,964	66,886

EXPENSES:
Advisory fees (Note 4)	781,736	131,997	1,309,702	37,710	3,183,921	129,151
Management Services fees (Note 4)	—	23,999	—	—	—	—
Professional fees	797	18,564	2,113	34	3,709	87
Administration fees (Note 5)	—	66,309	—	—	—	—
Custodian fees (Note 6)	—	1,652	—	—	—	—
Printing and Shareholder reports	—	10,693	—	—	—	—
Listing, Data and related fees (Note 7)	—	29,710	—	—	—	—
Trustees fees (Note 8)	4,281	766	11,658	174	19,489	562
Compliance services fees (Note 4)	1,330	84	3,741	66	6,198	217
Other fees	—	6,632	—	—	—	—

Total Gross Expenses before fees waived and/or reimbursed	788,144	290,406	1,327,214	37,984	3,213,317	130,017

LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(218,414)	—	—	—	—

Total Net Expenses	788,144	71,992	1,327,214	37,984	3,213,317	130,017

Net Investment Income (Loss)	8,992,503	474,877	15,631,081	26,451	10,496,647	(63,131)

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,636,832)	(103,273)	412,367	—	12,469,285	(3,710,757)
Expiration or closing of futures contracts	3,080,000	—	10,148,807	2,255,874	—	—
Expiration or closing of non-exchange traded swap agreements	—	(3,355,382)	—	—	19,854,200	—
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	188,267	(124,327)	466,692	—	46,963,311	7,178,604
Foreign currency transactions	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—	—	—

Net realized gain (loss)	1,631,435	(3,582,982)	11,027,866	2,255,874	79,286,796	3,467,847

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(7,264,974)	640,532	(26,271,210)	—	10,425,016	2,364,678
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	683,160	—	2,313,729	(734,591)	—	—
Non-exchange traded swap agreements	—	2,408,246	—	—	(6,469,251)	(584,920)
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	—	—	—	—	—

Change in net unrealized appreciation/depreciation	(6,581,814)	3,048,778	(23,957,481)	(734,591)	3,955,765	1,779,758

Net realized and unrealized gain (loss)	(4,950,379)	(534,204)	(12,929,615)	1,521,283	83,242,561	5,247,605

Change in Net Assets Resulting from Operations	$4,042,124	$(59,327)	$2,701,466	$1,547,734	$93,739,208	$5,184,474

*  Commencement of investment operations.

(1)  Consolidated Statement of Operations.

See accompanying notes to the financial statements.

88 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Managed Futures Strategy ETF(1)	Merger ETF	Morningstar Alternatives Solution ETF		MSCI EAFE Dividend Growers ETF	MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018		Year Ended May 31, 2018	Year Ended May 31, 2018		Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$48,658	$441,972	(2)	$2,838,160	$410,288		$267,953
Income from non-cash dividends	—	3,149	—		—	23,349		—
Interest	46,693	6,538	1,551		1,072	228		221
Foreign withholding tax on income	—	(1,338)	—		(212,479)	(41,290)		(22,327)
Total Investment Income	46,693	57,007	443,523		2,626,753	392,575		245,847
EXPENSES:
Advisory fees (Note 4)	32,968	31,152	8,461		472,964	93,065		48,307
Management Services fees (Note 4)	—	4,154	12,088		—	—		—
Professional fees	26	23,262	18,992		485	80		52
Administration fees (Note 5)	—	62,184	20,075		—	—		—
Custodian fees (Note 6)	—	7,344	605		—	—		—
Printing and Shareholder reports	—	1,232	4,659		—	—		—
Listing, Data and related fees (Note 7)	—	33,843	(15,412)		—	—		—
Trustees fees (Note 8)	126	114	337		2,493	422		249
Compliance services fees (Note 4)	44	52	104		865	144		98
Other fees	—	4,985	4,889	(3)	—	—		—
Total Gross Expenses before fees waived and/or reimbursed	33,164	168,322	54,798		476,807	93,711		48,706
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(137,171)	(28,832)		—	—		—
Total Net Expenses	33,164	31,151	25,966		476,807	93,711		48,706
Net Investment Income (Loss)	13,529	25,856	417,557		2,149,946	298,864		197,141
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	89,345	119,993	(339,915	)(4)	(120,510)	16,136	(5)	(125,663)
Expiration or closing of futures contracts	(198,757)	—	—		—	—		—
Expiration or closing of non-exchange traded swap agreements	—	(462,256)	—		—	—		—
Expiration or closing of centrally cleared swap agreements	—	—	—		—	—		—
In-kind redemptions of investments	—	—	237,175	(4)	—	1,233,239		240,943
Foreign currency transactions	—	(66)	—		(20,512)	(15,515)		(1,026)
Settlement of forward foreign currency contracts	—	(21,154)	—		—	—		—
Net realized gain (loss)	(109,412)	(363,483)	(102,740)		(141,022)	1,233,860		114,254
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(28,985)	—		3,819,080	(273,655	)(6)	25,795
Investments in Affiliated Underlying Funds	—	—	(409,009)		—	—		—
Futures contracts	(79,180)	—	—		—	—		—
Non-exchange traded swap agreements	—	353,428	—		—	—		—
Centrally cleared swap agreements	—	—	—		—	—		—
Forward foreign currency contracts	—	9,659	—		—	—		—
Foreign currency translations	—	(173)	—		(7,146)	(3,868)		(448)
Change in net unrealized appreciation/depreciation	(79,180)	333,929	(409,009)		3,811,934	(277,523)		25,347
Net realized and unrealized gain (loss)	(188,592)	(29,554)	(511,749)		3,670,912	956,337		139,601
Change in Net Assets Resulting from Operations	$(175,063)	$(3,698)	$(94,192)		$5,820,858	$1,255,201		$336,742

(1)  Consolidated Statement of Operations.

(2)  Amount represents dividend income received from affiliated Underlying ETFs of $441,972.

(3)  Includes Treasurer service fees in the amount of $3,493.

(4)  Amount represents net realized gain/loss on the sale of investments in affiliated Underlying ETFs of $(102,740) and distributions of realized gain received from affiliated Underlying ETFs of $0.

(5)  Net of India capital gains tax of $10,855.

(6)  Net of deferred India capital gains tax of $19,859.
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 89

	RAFI® Long/Short	Russell 2000 Dividend Growers ETF	S&P 500® Bond ETF	S&P 500 Dividend Aristocrats ETF	S&P 500® Ex-Energy ETF	S&P 500® Ex-Financials ETF
	Year Ended May 31, 2018	Year Ended May 31, 2018	May 1, 2018* through May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$414,783	$10,461,909	$—	$85,835,642	$127,625	$25,919
Interest	35,498	11,399	73,977	42,458	268	54
Foreign withholding tax on income	(10)	—	—	—	—	—

Total Investment Income	450,271	10,473,308	73,977	85,878,100	127,893	25,973

EXPENSES:
Advisory fees (Note 4)	138,001	1,724,154	3,040	11,609,218	18,337	3,596
Management Services fees (Note 4)	18,400	—	—	—	—	—
Professional fees	18,466	2,249	4	17,520	43	8
Administration fees (Note 5)	64,267	—	—	—	—	—
Custodian fees (Note 6)	46,885	—	—	—	—	—
Printing and Shareholder reports	3,824	—	—	—	—	—
Listing, Data and related fees (Note 7)	40,124	—	—	—	—	—
Trustees fees (Note 8)	584	11,969	24	91,138	208	36
Compliance services fees (Note 4)	166	3,288	11	29,844	82	16
Other fees	5,744	—	—	—	—	—

Total Gross Expenses before fees waived and/or reimbursed	336,461	1,741,660	3,079	11,747,720	18,670	3,656

LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(161,673)	—	—	—	—	—

Total Net Expenses	174,788	1,741,660	3,079	11,747,720	18,670	3,656

Net Investment Income (Loss)	275,483	8,731,648	70,898	74,130,380	109,223	22,317

NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	1,105,301	288,644	6,718	10,205,088	29,978	(622)
Expiration or closing of futures contracts	—	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(5,823,499)	—	—	—	—	—
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	2,915,093	29,999,800	—	256,235,215	—	217,963
Foreign currency transactions	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—	—	—

Net realized gain (loss)	(1,803,105)	30,288,444	6,718	266,440,303	29,978	217,341

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(1,933,077)	(9,890,175)	237,859	(34,161,033)	716,868	(58,356)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	3,212,648	—	—	—	—	—
Centrally cleared swap agreements	—	—	—	—	—	—
Foreign currency translations	—	—	—	—	—	—

Change in net unrealized appreciation/depreciation	1,279,571	(9,890,175)	237,859	(34,161,033)	716,868	(58,356)

Net realized and unrealized gain (loss)	(523,534)	20,398,269	244,577	232,279,270	746,846	158,985

Change in Net Assets Resulting from Operations	$(248,051)	$29,129,917	$315,475	$306,409,650	$856,069	$181,302

*Commencement of investment operations.

See accompanying notes to the financial statements.

90 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	S&P 500® Ex-Health Care ETF	S&P 500® Ex-Technology ETF	S&P MidCap 400 Dividend Aristocrats ETF	Short Term USD Emerging Markets Bond ETF
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$27,431	$42,733	$9,551,796	$—
Interest	58	65	11,778	385,647
Foreign withholding tax on income	—	—	—	—
Total Investment Income	27,489	42,798	9,563,574	385,647
EXPENSES:
Advisory fees (Note 4)	3,695	5,381	1,665,924	52,590
Management Services fees (Note 4)	—	—	—	10,518
Professional fees	8	11	2,085	18,255
Administration fees (Note 5)	—	—	—	74,762
Custodian fees (Note 6)	—	—	—	1,752
Printing and Shareholder reports	—	—	—	3,101
Listing, Data and related fees (Note 7)	—	—	—	9,103
Trustees fees (Note 8)	39	51	11,441	289
Compliance services fees (Note 4)	16	24	2,980	100
Other fees	—	—	—	4,909
Total Gross Expenses before fees waived and/or reimbursed	3,758	5,467	1,682,430	175,379
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	(122,795)
Total Net Expenses	3,758	5,467	1,682,430	52,584
Net Investment Income (Loss)	23,731	37,331	7,881,144	333,063
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	1,473	2,738	(10,117,079)	(108,704)
Expiration or closing of futures contracts	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	—	—	—	—
Expiration or closing of centrally cleared swap agreements	—	—	—	—
In-kind redemptions of investments	248,350	—	42,485,168	—
Foreign currency transactions	—	—	—	—
Settlement of forward foreign currency contracts	—	—	—	—
Net realized gain (loss)	249,823	2,738	32,368,089	(108,704)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(77,281)	128,513	(13,807,772)	(367,931)
Investments in Affiliated Underlying Funds	—	—	—	—
Futures contracts	—	—	—	—
Non-exchange traded swap agreements	—	—	—	—
Centrally cleared swap agreements	—	—	—	—
Foreign currency translations	—	—	—	—
Change in net unrealized appreciation/depreciation	(77,281)	128,513	(13,807,772)	(367,931)
Net realized and unrealized gain (loss)	172,542	131,251	18,560,317	(476,635)
Change in Net Assets Resulting from Operations	$196,273	$168,582	$26,441,461	$(143,572)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 91

STATEMENTS OF CHANGES IN NET ASSETS

92 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	CDS Short North American HY Credit ETF		Decline of the Retail Store ETF	DJ Brookfield Global Infrastructure ETF
	Year Ended May 31, 2018	Year Ended May 31, 2017	November 14, 2017* through May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$26,433	$(14,846)	$68,781	$1,000,214	$1,068,268
Net realized gain (loss)	(175,822)	(883,396)	—	1,109,148	(847,614)
Change in net unrealized appreciation/depreciation	5,899	15,627	(1,781,943)	(2,393,017)	4,389,217
Change in net assets resulting from operations	(143,490)	(882,615)	(1,713,162)	(283,655)	4,609,871
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(29,545)	(1,318,846)	(880,258)
Net realized gains on investments	—	—	—	—	—
Tax return of capital	—	—	—	—	—
Total distributions	—	—	(29,545)	(1,318,846)	(880,258)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,281,454	164,951,323	24,676,048	4,261,535	9,942,427
Cost of shares redeemed	(1,626,064)	(164,412,931)	—	(5,338,575)	—
Change in net assets resulting from capital transactions	1,655,390	538,392	24,676,048	(1,077,040)	9,942,427
Change in net assets	1,511,900	(344,223)	22,933,341	(2,679,541)	13,672,040
NET ASSETS:
Beginning of period	$3,336,357	$3,680,580	$—	$42,059,808	$28,387,768
End of period	$4,848,257	$3,336,357	$22,933,341	$39,380,267	$42,059,808
Accumulated undistributed net investment income (loss) included in end of period net assets	$889,884	$518,549	$39,236	$(668,790)	$(203,062)
SHARE TRANSACTIONS:
Beginning of period	100,001	100,001	—	975,001	725,001
Issued	100,000	4,650,000	675,001	—	—
Issued in-kind	—	—	—	100,000	250,000
Redeemed	(50,000)	(4,650,000)	—	—	—
Redemption in-kind	—	—	—	(125,000)	—
Shares outstanding, end of period	150,001	100,001	675,001	950,001	975,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 93

	Equities for Rising Rates ETF	Global Listed Private Equity ETF		Hedge Replication ETF
	July 24, 2017* through May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$197,116	$705,036	$858,766	$104,798	$(154,644)
Net realized gain (loss)	2,616,387	244,770	264,990	3,590,947	72,943
Change in net unrealized appreciation/depreciation	822,007	(740,726)	883,767	(2,431,757)	1,635,370
Change in net assets resulting from operations	3,635,510	209,080	2,007,523	1,263,988	1,553,669
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(167,078)	(2,029,010)	(329,478)	(3,586)	—
Net realized gains on investments	—	—	—	—	—
Tax return of capital	—	—	(129,777)	—	—
Total distributions	(167,078)	(2,029,010)	(459,255)	(3,586)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	32,355,284	10,982,423	6,691,421	17,948,422	9,769,519
Cost of shares redeemed	(20,962,495)	(2,122,503)	(5,857,004)	(17,938,181)	(8,456,042)
Change in net assets resulting from capital transactions	11,392,789	8,859,920	834,417	10,241	1,313,477
Change in net assets	14,861,221	7,039,990	2,382,685	1,270,643	2,867,146
NET ASSETS:
Beginning of period	$—	$11,881,808	$9,499,123	$39,625,683	$36,758,537
End of period	$14,861,221	$18,921,798	$11,881,808	$40,896,326	$39,625,683
Accumulated undistributed net investment income (loss) included in end of period net assets	$30,038	$(579,874)	$163,786	$61,212	$(262,935)
SHARE TRANSACTIONS:
Beginning of period	—	275,001	250,001	900,000	875,000
Issued	25,001	—	—	325,000	100,000
Issued in-kind	725,000	300,000	175,000	75,000	125,000
Redeemed	—	—	—	—	(100,000)
Redemption in-kind	(450,000)	(50,000)	(150,000)	(400,000)	(100,000)
Shares outstanding, end of period	300,001	525,001	275,001	900,000	900,000

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

94 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	High Yield-Interest Rate Hedged		Inflation Expectations ETF		Investment Grade-Interest Rate Hedged
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$8,992,503	$5,827,651	$474,877	$575,461	$15,631,081	$5,928,264
Net realized gain (loss)	1,631,435	(1,956,490)	(3,582,982)	297,488	11,027,866	(724,389)
Change in net unrealized appreciation/depreciation	(6,581,814)	7,267,041	3,048,778	(2,586,364)	(23,957,481)	4,386,664
Change in net assets resulting from operations	4,042,124	11,138,202	(59,327)	(1,713,415)	2,701,466	9,590,539
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,816,405)	(5,463,168)	(754,249)	(230,822)	(14,596,672)	(5,422,306)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(8,816,405)	(5,463,168)	(754,249)	(230,822)	(14,596,672)	(5,422,306)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	75,125,409	46,321,425	9,007,352	55,523,874	323,240,509	171,893,698
Cost of shares redeemed	(38,910,723)	—	(55,176,639)	—	(9,561,113)	—
Change in net assets resulting from capital transactions	36,214,686	46,321,425	(46,169,287)	55,523,874	313,679,396	171,893,698
Change in net assets	31,440,405	51,996,459	(46,982,863)	53,579,637	301,784,190	176,061,931
NET ASSETS:
Beginning of period	$140,613,312	$88,616,853	$57,012,324	$3,432,687	$295,426,069	$119,364,138
End of period	$172,053,717	$140,613,312	$10,029,461	$57,012,324	$597,210,259	$295,426,069
Accumulated undistributed net investment income (loss) included in end of period net assets	$818,484	$642,386	$74,376	$353,309	$1,866,247	$831,838
SHARE TRANSACTIONS:
Beginning of period	2,050,001	1,375,001	2,050,001	125,001	3,900,001	1,625,001
Issued	150,000	425,000	325,000	850,000	75,000	400,000
Issued in-kind	950,000	250,000	—	1,075,000	4,125,000	1,875,000
Redeemed	(500,000)	—	(350,000)	—	—	—
Redemption in-kind	(75,000)	—	(1,675,000)	—	(125,000)	—
Shares outstanding, end of period	2,575,001	2,050,001	350,001	2,050,001	7,975,001	3,900,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 95

	K-1 Free Crude Oil Strategy ETF(1)		Large Cap Core Plus		Long Online/ Short Stores ETF
	Year Ended May 31, 2018	September 26, 2016* through May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	November 14, 2017* through May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$26,451	$(9,978)	$10,496,647	$7,831,895	$(63,131)
Net realized gain (loss)	2,255,874	(89,101)	79,286,796	15,891,229	3,467,847
Change in net unrealized appreciation/depreciation	(734,591)	64,361	3,955,765	62,139,964	1,779,758
Change in net assets resulting from operations	1,547,734	(34,718)	93,739,208	85,863,088	5,184,474
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(333,810)	—	(9,564,341)	(6,837,654)	—
Net realized gains on investments	—	—	—	—	—
Tax return of capital	—	—	—	—	—
Total distributions	(333,810)	—	(9,564,341)	(6,837,654)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,260,168	11,456,709	270,918,487	217,613,233	67,747,962
Cost of shares redeemed	(3,154,485)	(8,582,007)	(216,524,954)	(40,627,335)	(19,788,012)
Change in net assets resulting from capital transactions	8,105,683	2,874,702	54,393,533	176,985,898	47,959,950
Change in net assets	9,319,607	2,839,984	138,568,400	256,011,332	53,144,424
NET ASSETS:
Beginning of period	$2,839,984	$—	$646,662,033	$390,650,701	$—
End of period	$12,159,591	$2,839,984	$785,230,433	$646,662,033	$53,144,424
Accumulated undistributed net investment income (loss) included in end of period net assets	$(317,337)	$(9,978)	$3,021,707	$2,089,401	$(63,131)
SHARE TRANSACTIONS:
Beginning of period	150,001	—	10,850,000	7,625,000	—
Issued	500,000	550,001	2,900,000	50,000	725,001
Issued in-kind	—	—	1,325,000	3,925,000	800,000
Redeemed	(150,000)	(400,000)	—	—	—
Redemption in-kind	—	—	(3,450,000)	(750,000)	(425,000)
Shares outstanding, end of period	500,001	150,001	11,625,000	10,850,000	1,100,001

*  Commencement of investment operations.

(1)  Consolidated Statement of Changes in Net Assets.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

96 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	Managed Futures Strategy ETF(1)		Merger ETF		Morningstar Alternatives Solution ETF
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$13,529	$(18,365)	$25,856	$13,599	$417,557	$197,950
Net realized gain (loss)	(109,412)	110,181	(363,483)	263,289	(102,740)	(78,070)
Change in net unrealized appreciation/depreciation	(79,180)	21,609	333,929	(431,193)	(409,009)	543,589
Change in net assets resulting from operations	(175,063)	113,425	(3,698)	(154,305)	(94,192)	663,469
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,812)	—	(16,302)	(26,701)	(415,696)	(229,708)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	(8,253)
Total distributions	(2,812)	—	(16,302)	(26,701)	(415,696)	(237,961)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,991,458	15,142,668	1,792,280	—	—	6,595,345
Cost of shares redeemed	(13,981,353)	(16,085,225)	—	(4,486,790)	(12,764,402)	(7,304,728)
Change in net assets resulting from capital transactions	(1,989,895)	(942,557)	1,792,280	(4,486,790)	(12,764,402)	(709,383)
Change in net assets	(2,167,770)	(829,132)	1,772,280	(4,667,796)	(13,274,290)	(283,875)
NET ASSETS:
Beginning of period	$5,136,635	$5,965,767	$2,675,335	$7,343,131	$21,541,618	$21,825,493
End of period	$2,968,865	$5,136,635	$4,447,615	$2,675,335	$8,267,328	$21,541,618
Accumulated undistributed net investment income (loss) included in end of period net assets	$6,124	$(27,281)	$6,796	$(6,274)	$11,533	$(1,224)
SHARE TRANSACTIONS:
Beginning of period	125,001	150,001	75,001	200,001	550,001	570,001
Issued	300,000	375,000	—	—	—	—
Issued in-kind	—	—	50,000	—	—	170,000
Redeemed	(350,000)	(400,000)	—	—	—	—
Redemption in-kind	—	—	—	(125,000)	(330,000)	(190,000)
Shares outstanding, end of period	75,001	125,001	125,001	75,001	220,001	550,001

(1)  Consolidated Statement of Changes in Net Assets.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 97

	MSCI EAFE Dividend Growers ETF		MSCI Emerging Markets Dividend Growers ETF		MSCI Europe Dividend Growers ETF
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,149,946	$878,861	$298,864	$134,787	$197,141	$151,670
Net realized gain (loss)	(141,022)	(1,093,658)	1,233,860	110,709	114,254	(249,459)
Change in net unrealized appreciation/depreciation	3,811,934	4,385,607	(277,523)	963,486	25,347	396,551
Change in net assets resulting from operations	5,820,858	4,170,810	1,255,201	1,208,982	336,742	298,762
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,165,064)	(878,023)	(320,640)	(190,454)	(202,703)	(140,947)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(2,165,064)	(878,023)	(320,640)	(190,454)	(202,703)	(140,947)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	50,660,647	34,355,485	13,204,114	4,899,823	3,127,767	4,878,628
Cost of shares redeemed	—	(6,807,233)	(4,411,411)	(3,447,372)	(2,012,320)	(2,580,082)
Change in net assets resulting from capital transactions	50,660,647	27,548,252	8,792,703	1,452,451	1,115,447	2,298,546
Change in net assets	54,316,441	30,841,039	9,727,264	2,470,979	1,249,486	2,456,361
NET ASSETS:
Beginning of period	$61,261,987	$30,420,948	$10,435,927	$7,964,948	$9,243,599	$6,787,238
End of period	$115,578,428	$61,261,987	$20,163,191	$10,435,927	$10,493,085	$9,243,599
Accumulated undistributed net investment income (loss) included in end of period net assets	$530,571	$499,701	$(126,702)	$(137,430)	$74,658	$76,925
SHARE TRANSACTIONS:
Beginning of period	1,650,001	850,001	200,001	175,001	225,001	175,001
Issued	150,000	—	75,000	—	25,000	—
Issued in-kind	1,200,000	1,000,000	150,000	100,000	50,000	125,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	—	(200,000)	(75,000)	(75,000)	(50,000)	(75,000)
Shares outstanding, end of period	3,000,001	1,650,001	350,001	200,001	250,001	225,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

98 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	RAFI® Long/Short		Russell 2000 Dividend Growers ETF		S&P 500® Bond ETF
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	May 1, 2018* through May 31, 2018
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$275,483	$533,796	$8,731,648	$4,819,957	$70,898
Net realized gain (loss)	(1,803,105)	(2,001,448)	30,288,444	14,786,301	6,718
Change in net unrealized appreciation/depreciation	1,279,571	693,099	(9,890,175)	16,324,829	237,859
Change in net assets resulting from operations	(248,051)	(774,553)	29,129,917	35,931,087	315,475
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(311,594)	(487,744)	(8,056,798)	(3,669,667)	—
Net realized gains on investments	—	—	—	—	—
Tax return of capital	—	—	—	—	—
Total distributions	(311,594)	(487,744)	(8,056,798)	(3,669,667)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	2,007,004	187,514,661	369,332,643	32,020,701
Cost of shares redeemed	(13,092,248)	(16,229,083)	(212,286,365)	(76,292,199)	—
Change in net assets resulting from capital transactions	(13,092,248)	(14,222,079)	(24,771,704)	293,040,444	32,020,701
Change in net assets	(13,651,893)	(15,484,376)	(3,698,585)	325,301,864	32,336,176
NET ASSETS:
Beginning of period	$25,574,649	$41,059,025	$410,391,113	$85,089,249	$—
End of period	$11,922,756	$25,574,649	$406,692,528	$410,391,113	$32,336,176
Accumulated undistributed net investment income (loss) included in end of period net assets	$156,329	$192,440	$2,019,742	$1,344,892	$70,898
SHARE TRANSACTIONS:
Beginning of period	675,000	1,050,000	7,700,001	1,900,001	—
Issued	—	—	1,875,000	125,000	275,001
Issued in-kind	—	50,000	1,525,000	7,200,000	125,000
Redeemed	(75,000)	(400,000)	—	—	—
Redemption in-kind	(275,000)	(25,000)	(3,875,000)	(1,525,000)	—
Shares outstanding, end of period	325,000	675,000	7,225,001	7,700,001	400,001

*  Commencement of investment operations.

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 99

	S&P 500 Dividend Aristocrats ETF		S&P 500® Ex-Energy ETF		S&P 500® Ex-Financials ETF
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$74,130,380	$55,212,495	$109,223	$151,718	$22,317	$30,669
Net realized gain (loss)	266,440,303	36,982,210	29,978	1,221,047	217,341	243,016
Change in net unrealized appreciation/depreciation	(34,161,033)	162,154,046	716,868	131,325	(58,356)	(59,818)
Change in net assets resulting from operations	306,409,650	254,348,751	856,069	1,504,090	181,302	213,867
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(62,636,817)	(51,965,250)	(105,832)	(141,356)	(20,951)	(34,217)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(62,636,817)	(51,965,250)	(105,832)	(141,356)	(20,951)	(34,217)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,208,314,383	1,119,090,052	—	4,432,150	1,295,144	2,223,263
Cost of shares redeemed	(966,859,859)	(231,745,883)	—	(8,154,094)	(1,307,853)	(3,332,695)
Change in net assets resulting from capital transactions	241,454,524	887,344,169	—	(3,721,944)	(12,709)	(1,109,432)
Change in net assets	485,227,357	1,089,727,670	750,237	(2,359,210)	147,642	(929,782)
NET ASSETS:
Beginning of period	$3,008,063,466	$1,918,335,796	$6,304,992	$8,664,202	$1,238,253	$2,168,035
End of period	$3,493,290,823	$3,008,063,466	$7,055,229	$6,304,992	$1,385,895	$1,238,253
Accumulated undistributed net investment income (loss) included in end of period net assets	$21,557,091	$10,063,528	$25,687	$22,296	$5,499	$4,133
SHARE TRANSACTIONS:
Beginning of period	52,350,001	36,100,001	125,001	200,001	25,001	50,001
Issued	6,700,000	200,000	—	100,000	25,000	50,000
Issued in-kind	12,450,000	20,300,000	—	—	—	—
Redeemed	—	—	—	—	—	—
Redemption in-kind	(15,350,000)	(4,250,000)	—	(175,000)	(25,000)	(75,000)
Shares outstanding, end of period	56,150,001	52,350,001	125,001	125,001	25,001	25,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

100 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

	S&P 500® Ex-Health Care ETF		S&P 500® Ex-Technology ETF		S&P MidCap 400 Dividend Aristocrats ETF
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$23,731	$31,871	$37,331	$37,616	$7,881,144	$4,483,728
Net realized gain (loss)	249,823	268,010	2,738	301,182	32,368,089	8,276,400
Change in net unrealized appreciation/depreciation	(77,281)	(38,138)	128,513	(70,872)	(13,807,772)	18,222,061
Change in net assets resulting from operations	196,273	261,743	168,582	267,926	26,441,461	30,982,189
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(21,169)	(36,023)	(31,554)	(39,380)	(7,647,757)	(3,380,979)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(21,169)	(36,023)	(31,554)	(39,380)	(7,647,757)	(3,380,979)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,332,377	2,223,904	1,249,708	2,153,361	255,448,351	357,759,429
Cost of shares redeemed	(1,344,843)	(3,363,902)	—	(4,402,714)	(314,069,789)	(43,413,410)
Change in net assets resulting from capital transactions	(12,466)	(1,139,998)	1,249,708	(2,249,353)	(58,621,438)	314,346,019
Change in net assets	162,638	(914,278)	1,386,736	(2,020,807)	(39,827,734)	341,947,229
NET ASSETS:
Beginning of period	$1,261,112	$2,175,390	$1,187,448	$3,208,255	$419,776,753	$77,829,524
End of period	$1,423,750	$1,261,112	$2,574,184	$1,187,448	$379,949,019	$419,776,753
Accumulated undistributed net investment income (loss) included in end of period net assets	$6,346	$3,784	$11,468	$5,691	$1,361,238	$1,127,851
SHARE TRANSACTIONS:
Beginning of period	25,001	50,001	25,001	75,001	8,175,001	1,725,001
Issued	25,000	50,000	—	50,000	4,475,000	325,000
Issued in-kind	—	—	25,000	—	350,000	7,025,000
Redeemed	—	—	—	—	—	—
Redemption in-kind	(25,000)	(75,000)	—	(100,000)	(5,950,000)	(900,000)
Shares outstanding, end of period	25,001	25,001	50,001	25,001	7,050,001	8,175,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF CHANGES IN NET ASSETS :: FOR THE PERIODS INDICATED :: 101

	Short Term USD Emerging Markets Bond ETF
	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$333,063	$282,840
Net realized gain (loss)	(108,704)	34,562
Change in net unrealized appreciation/depreciation	(367,931)	114,377
Change in net assets resulting from operations	(143,572)	431,779
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(327,136)	(301,942)
Net realized gains on investments	—	—
Tax return of capital	—	—
Total distributions	(327,136)	(301,942)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,905,156	3,838,622
Cost of shares redeemed	—	—
Change in net assets resulting from capital transactions	3,905,156	3,838,622
Change in net assets	3,434,448	3,968,459
NET ASSETS:
Beginning of period	$7,815,892	$3,847,433
End of period	$11,250,340	$7,815,892
Accumulated undistributed net investment income (loss) included in end of period net assets	$28,829	$22,902
SHARE TRANSACTIONS:
Beginning of period	100,001	50,001
Issued	50,000	—
Issued in-kind	—	50,000
Redeemed	—	—
Redemption in-kind	—	—
Shares outstanding, end of period	150,001	100,001

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

102 :: FOR THE PERIODS INDICATED :: STATEMENTS OF CHANGES IN NET ASSETS PROSHARES TRUST

FINANCIAL HIGHLIGHTS

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 103

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
CDS Short North American HY Credit ETF
Year ended May 31, 2018	$33.36	$0.22	$(1.27)	$0.01	$(1.04)	$—	$—	$—	$—	$32.32	(3.12)%	(2.63)%	2.28%	0.50%	(1.12)%	0.67%	$4,848	—%
Year ended May 31, 2017	36.81	(0.07)	(4.13)	0.75	(3.45)	—	—	—	—	33.36	(9.35)	(8.82)	1.67	0.50	(1.37)	(0.20)	3,336	—
Year ended May 31, 2016	38.22	(0.15)	(1.27)	0.01	(1.41)	—	—	—	—	36.81	(3.73)	(3.52)	1.83	0.50	(1.73)	(0.40)	3,681	—
August 5, 2014* through May 31, 2015	40.00	(0.15)	(1.65)	0.02	(1.78)	—	—	—	—	38.22	(4.42)	(4.78)	1.45	0.50	(1.42)	(0.47)	7,644	—
Decline of the Retail Store ETF
November 14, 2017* through May 31, 2018	40.00	0.12	(6.09)	—	(5.97)	(0.05)	—	—	(0.05)	33.98	(14.95)	(14.94)	0.65	0.65	0.62	0.62	22,933	—
DJ Brookfield Global Infrastructure ETF
Year ended May 31, 2018	43.14	1.09	(1.35)	—	(0.26)	(1.43)	—	—	(1.43)	41.45	(0.62)	(0.47)	0.45	0.45	2.58	2.58	39,380	11
Year ended May 31, 2017	39.16	1.25	3.81	—	5.06	(1.08)	—	—	(1.08)	43.14	13.19	13.97	0.79	0.45	2.75	3.09	42,060	23
Year ended May 31, 2016	44.05	1.01	(4.06)	—	(3.05)	(1.41)	—	(0.43)	(1.84)	39.16	(6.68)	(7.67)	1.35	0.45	1.75	2.65	28,388	22
Year ended May 31, 2015	43.04	0.87	1.08 (i)	—	1.95	(0.94)	—	—	(0.94)	44.05	4.56	4.94	1.21	0.45	1.22	1.98	27,529	11
March 25, 2014* through May 31, 2014	40.00	0.20	2.84	—	3.04	—	—	—	—	43.04	7.59	7.70	5.91	0.45	(2.81)	2.64	4,304	—
Equities for Rising Rates ETF
July 24, 2017* through May 31, 2018	40.00	0.56	9.46	—	10.02	(0.48)	—	—	(0.48)	49.54	25.15	25.61	0.35	0.35	1.48	1.48	14,861	49

*  Commencement of investment operations.
See accompanying notes to the financial statements.

104 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Global Listed Private Equity ETF
Year ended May 31, 2018	$43.21	$2.76	$(1.38)	$—	$1.38	$(8.55)	$—	$—	$(8.55)	$36.04	3.54%	3.27%	1.97%	0.60%	5.59%	6.95%	$18,922	23%
Year ended May 31, 2017	38.00	3.04 (l)	3.87	—	6.91	(1.21)	—	(0.49)	(1.70)	43.21	18.83	18.49	1.87	0.60	6.50 (l)	7.77 (l)	11,882	34
Year ended May 31, 2016	42.13	2.13	(1.70)	—	0.43	(4.56)	—	—	(4.56)	38.00	1.57	2.27	1.90	0.60	4.21	5.51	9,499	21
Year ended May 31, 2015	44.25	1.59	(1.36)	—	0.23	(2.35)	—	—	(2.35)	42.13	0.79	0.60	1.93	0.60	2.53	3.86	14,746	18
Year ended May 31, 2014	40.82	1.59	6.27	—	7.86	(4.43)	—	—	(4.43)	44.25	20.03	20.20	2.94	0.60	1.36	3.69	6,638	19
Hedge Replication ETF
Year ended May 31, 2018	44.03	0.12	1.29	—	1.41	— (h)	—	—	— (h)	45.44	3.22	3.48	1.78	0.95	(0.57)	0.26	40,896	170
Year ended May 31, 2017	42.01	(0.19)	2.21	—	2.02	—	—	—	—	44.03	4.81	4.63	1.84	0.95	(1.33)	(0.45)	39,626	121
Year ended May 31, 2016	43.34	(0.27)	(1.06)	—	(1.33)	— (h)	—	—	— (h)	42.01	(3.06)	(2.99)	2.10	0.95	(1.79)	(0.64)	36,759	128
Year ended May 31, 2015	41.96	(0.27)	1.65	—	1.38	—	—	—	—	43.34	3.28	3.34	2.06	0.95	(1.74)	(0.63)	40,086	164
Year ended May 31, 2014	40.55	(0.26)	1.66	0.01	1.41	—	—	—	—	41.96	3.49	3.22	1.68	0.95	(1.36)	(0.63)	31,471	193

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 105

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
High Yield-Interest Rate Hedged
Year ended May 31, 2018	$68.59	$3.90	$(1.84)	$0.03	$2.09	$(3.86)	$—	$—	$(3.86)	$66.82	3.10%	2.73%	0.50%	0.50%	5.75%	5.75%	$172,054	42%
Year ended May 31, 2017	64.45	3.75	3.90	0.08	7.73	(3.59)	—	—	(3.59)	68.59	12.29	12.61	0.61	0.50	5.49	5.59	140,613	50
Year ended May 31, 2016	73.42	3.95	(9.04)	0.05	(5.04)	(3.93)	—	—	(3.93)	64.45	(6.79)	(7.08)	0.85	0.50	5.63	5.98	88,617	51
Year ended May 31, 2015	79.52	3.97	(6.10)	0.10	(2.03)	(4.07)	—	—	(4.07)	73.42	(2.58)	(2.48)	0.81	0.50	4.92	5.24	128,488	82
Year ended May 31, 2014	79.27	4.15	(0.75)	0.56	3.96	(3.71)	—	—	(3.71)	79.52	5.15	3.98	0.98	0.50	4.75	5.23	147,103	36
Inflation Expectations ETF
Year ended May 31, 2018	27.81	0.54	1.11 (i)	0.01	1.66	(0.81)	—	—	(0.81)	28.66	6.14	3.62	1.21	0.30	1.07	1.98	10,029	46
Year ended May 31, 2017	27.46	0.64	0.09 (i)	0.01	0.74	(0.39)	—	—	(0.39)	27.81	2.71	2.91	1.21	0.32	1.36	2.25	57,012	190
Year ended May 31, 2016	30.95	0.37	(3.35)	0.01	(2.97)	(0.52)	—	—	(0.52)	27.46	(9.60)	(9.47)	4.83	0.75	(2.80)	1.28	3,433	121
Year ended May 31, 2015	35.81	0.13	(4.55)	0.01	(4.41)	(0.41)	—	(0.04)	(0.45)	30.95	(12.49)	(12.52)	3.68	0.75	(2.52)	0.41	3,869	110
Year ended May 31, 2014	37.80	0.44	(2.09)	—	(1.65)	(0.34)	—	—	(0.34)	35.81	(4.40)	(3.01)	4.34	0.75	(2.39)	1.20	3,581	102

See accompanying notes to the financial statements.

106 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Investment Grade-Interest Rate Hedged
Year ended May 31, 2018	$75.75	$2.74	$(0.97)	$—	(h)	$1.77	$(2.63)	$—	$—	$(2.63)	$74.89	2.31%	2.27%	0.30%	0.30%	3.58%	3.58%	$597,210	24%
Year ended May 31, 2017	73.45	2.62	2.14	0.05		4.81	(2.51)	—	—	(2.51)	75.75	6.65	6.90	0.38	0.30	3.42	3.50	295,426	30
Year ended May 31, 2016	76.61	2.69	(3.20)	0.07		(0.44)	(2.72)	—	—	(2.72)	73.45	(0.48)	(0.76)	0.61	0.30	3.35	3.66	119,364	39
Year ended May 31, 2015	81.19	2.73	(4.87)	0.25		(1.89)	(2.69)	—	—	(2.69)	76.61	(2.38)	(2.74)	0.63	0.30	3.16	3.48	157,049	43
November 5, 2013* through May 31, 2014	80.00	1.68	0.57	0.33		2.58	(1.39)	—	—	(1.39)	81.19	3.24	4.04	0.89	0.30	3.07	3.66	81,188	17
K-1 Free Crude Oil Strategy ETF(1)
Year ended May 31, 2018	18.93	0.10	6.63	—		6.73	(1.34)	—	—	(1.34)	24.32	36.41	37.11	0.65	0.65	0.46	0.46	12,160	—
September 26, 2016* through May 31, 2017	20.00	(0.04)	(1.03)	—		(1.07)	—	—	—	—	18.93	(5.33)	(5.70)	0.65	0.65	(0.31)	(0.31)	2,840	—
Large Cap Core Plus
Year ended May 31, 2018	59.60	0.96	7.84	—		8.80	(0.85)	—	—	(0.85)	67.55	14.85	15.00	0.45	0.45	1.48	1.48	785,230	53
Year ended May 31, 2017	51.23	0.88	8.28	—		9.16	(0.79)	—	—	(0.79)	59.60	18.04	18.02	0.71	0.45	1.33	1.58	646,662	51
Year ended May 31, 2016	50.91	0.85	0.32 (i)	—		1.17	(0.85)	—	—	(0.85)	51.23	2.38	2.27	0.97	0.45	1.21	1.74	390,651	57
Year ended May 31, 2015(m)	46.85	0.76	4.03	—		4.79	(0.73)	—	—	(0.73)	50.91	10.27	10.48	0.97	0.45	1.01	1.53	488,727	49
Year ended May 31, 2014(m)	38.48	0.66	8.33	—		8.99	(0.62)	—	—	(0.62)	46.85	23.59	23.42	1.01	0.45	1.00	1.56	299,853	67

*  Commencement of investment operations.

(1)  Consolidated Statement of Financial Highlights.

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 107

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Long Online /Short Stores ETF
November 14, 2017* through May 31, 2018	$40.00	$(0.08)	$8.39	$—	$8.31	$—	$—	$—	$—	$48.31	20.78%	21.03%	0.65%	0.65%	(0.32)%	(0.32)%	$53,144	30%
Managed Futures Strategy ETF(1)
Year ended May 31, 2018	41.09	0.12	(1.59)	—	(1.47)	(0.04)	—	—	(0.04)	39.58	(3.58)	(2.59)	0.75	0.75	0.31	0.31	2,969	1,732
Year ended May 31, 2017	39.77	(0.16)	1.48	—	1.32	—	—	—	—	41.09	3.32	2.96	0.75	0.75	(0.41)	(0.41)	5,137	—
February 17, 2016* through May 31, 2016	40.00	(0.06)	(0.17)	—	(0.23)	—	—	—	—	39.77	(0.57)	(0.33)	0.76	0.76	(0.56)	(0.56)	5,966	—
Merger ETF
Year ended May 31, 2018	35.67	0.22	(0.18)	—	0.04	(0.13)	—	—	(0.13)	35.58	0.11	(1.26)	4.05	0.75	(2.68)	0.62	4,448	296
Year ended May 31, 2017	36.72	0.11	(0.89)	—	(0.78)	(0.27)	—	—	(0.27)	35.67	(2.13)	(1.54)	3.81	0.75	(2.77)	0.29	2,675	370
Year ended May 31, 2016	36.61	0.12	0.09	—	0.21	(0.10)	—	—	(0.10)	36.72	0.54	(0.71)	3.09	0.75	(2.01)	0.33	7,343	350
Year ended May 31, 2015	37.07	0.25	(0.49)	—	(0.24)	(0.22)	—	—	(0.22)	36.61	(0.63)	0.42	4.94	0.75	(3.50)	0.69	6,406	332
Year ended May 31, 2014	38.46	0.34	(0.77)	—	(0.43)	(0.96)	—	—	(0.96)	37.07	(1.16)	(1.30)	4.52	0.75	(2.85)	0.91	3,707	299

*  Commencement of investment operations.

(1)  Consolidated Statement of Financial Highlights.

See accompanying notes to the financial statements.

108 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Morningstar Alternatives Solution ETF
Year ended May 31, 2018	$39.17	$1.33		$(1.59)	$—	$(0.26)	$(1.33)	$—	$—	$(1.33)	$37.58	(0.68)%	(0.71)%	0.45%	0.21%	3.22%	3.45%		$8,267	57%
Year ended May 31, 2017	38.29	0.40		0.94	—	1.34	(0.45)	—	(0.01)	(0.46)	39.17	3.51	4.10	0.81	0.21	0.43	1.03		21,542	65
Year ended May 31, 2016	40.45	0.89		(2.21)	—	(1.32)	(0.84)	—	—	(0.84)	38.29	(3.25)	(3.78)	0.63	0.14	1.82	2.31		21,825	74
October 8, 2014* through May 31, 2015	40.00	0.21		0.44	—	0.65	(0.20)	—	—	(0.20)	40.45	1.62	1.66	1.18	0.16	(0.21)	0.82		23,458	34
MSCI EAFE Dividend Growers ETF
Year ended May 31, 2018	37.13	0.86		1.49	—	2.35	(0.95)	—	—	(0.95)	38.53	6.42	6.12	0.50	0.50	2.27	2.27		115,578	32
Year ended May 31, 2017	35.79	0.79		1.42	—	2.21	(0.87)	—	—	(0.87)	37.13	6.38	7.43	0.71	0.50	2.09	2.30		61,262	35
Year ended May 31, 2016	39.36	1.42	(j)	(4.26)	—	(2.84)	(0.73)	—	—	(0.73)	35.79	(7.23)	(8.43)	1.44	0.50	3.03 (j)	3.97	(j)	30,421	34
August 19, 2014* through May 31, 2015	40.00	1.02		(1.35)	—	(0.33)	(0.31)	—	—	(0.31)	39.36	(0.79)	0.06	2.01	0.50	1.89	3.40		11,808	24
MSCI Emerging Markets Dividend Growers ETF
Year ended May 31, 2018	52.18	1.11		5.60	—	6.71	(1.28)	—	—	(1.28)	57.61	13.02	12.43	0.60	0.60	1.93	1.93		20,163	61
Year ended May 31, 2017	45.51	0.86		7.07	—	7.93	(1.26)	—	—	(1.26)	52.18	17.80	18.81	1.11	0.60	1.27	1.78		10,436	73
January 25, 2016* through May 31, 2016	40.00	0.29		5.33	—	5.62	(0.11)	—	—	(0.11)	45.51	14.05	13.77	3.64	0.60	(1.18)	1.86		7,965	12

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 109

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any		Net assets, end of period (000)	Portfolio turnover rate (c)(g)
MSCI Europe Dividend Growers ETF
Year ended May 31, 2018	$41.08	$0.93		$0.93	$—	$1.86	$(0.97)	$—	$—	$(0.97)	$41.97	4.62%	4.16%	0.55%	0.55%	2.24%	2.24%		$10,493	31%
Year ended May 31, 2017	38.78	0.84		2.23	—	3.07	(0.77)	—	—	(0.77)	41.08	8.13	7.81	0.99	0.55	1.82	2.26		9,244	34
September 9, 2015* through May 31, 2016	40.00	1.04	(k)	(1.94)	—	(0.90)	(0.32)	—	—	(0.32)	38.78	(2.22)	(1.53)	3.26	0.55	1.00 (k)	3.71	(k)	6,787	25
RAFI® Long/Short
Year ended May 31, 2018	37.89	0.56		(1.18)	—	(0.62)	(0.58)	—	—	(0.58)	36.69	(1.66)	(2.00)	1.83	0.95	0.62	1.50		11,923	14
Year ended May 31, 2017	39.10	0.52		(1.26)	—	(0.74)	(0.47)	—	—	(0.47)	37.89	(1.94)	(1.81)	1.45	0.95	0.84	1.34		25,575	11
Year ended May 31, 2016	40.99	0.71		(1.82)	—	(1.11)	(0.78)	—	—	(0.78)	39.10	(2.70)	(2.53)	1.41	0.95	1.35	1.80		41,059	69
Year ended May 31, 2015	42.79	0.55		(1.77)	—	(1.22)	(0.58)	—	—	(0.58)	40.99	(2.86)	(3.19)	1.17	0.95	1.09	1.31		50,218	65
Year ended May 31, 2014	42.00	0.46		0.86	—	1.32	(0.53)	—	—	(0.53)	42.79	3.17	3.25	1.18	0.95	0.85	1.08		57,764	62
Russell 2000 Dividend Growers ETF
Year ended May 31, 2018	53.30	1.11		2.89	—	4.00	(1.01)	—	—	(1.01)	56.29	7.57	7.53	0.40	0.40	2.03	2.03		406,693	20
Year ended May 31, 2017	44.78	0.94		8.31	—	9.25	(0.73)	—	—	(0.73)	53.30	20.75	20.70	0.46	0.40	1.77	1.82		410,391	26
Year ended May 31, 2016	39.43	0.88		5.22	—	6.10	(0.75)	—	—	(0.75)	44.78	15.71	15.39	0.91	0.40	1.60	2.11		85,089	14
February 3, 2015* through May 31, 2015	40.00	0.24		(0.67)	—	(0.43)	(0.14)	—	—	(0.14)	39.43	(1.09)	(0.74)	3.14	0.40	(0.83)	1.90		4,929	7

*  Commencement of investment operations.

See accompanying notes to the financial statements.

110 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Bond ETF
May 1, 2018* through May 31, 2018	$80.00	$0.23	$0.44	$0.17	$0.84	$—	$—	$—	$—	$80.84	1.05%	1.36%	0.15%	0.15%	3.50%	3.50%	$32,336	4%
S&P 500 Dividend Aristocrats ETF
Year ended May 31, 2018	57.46	1.37	4.54	—	5.91	(1.16)	—	—	(1.16)	62.21	10.34	10.34	0.35	0.35	2.23	2.23	3,493,291	22
Year ended May 31, 2017	53.14	1.18	4.28	—	5.46	(1.14)	—	—	(1.14)	57.46	10.41	10.43	0.41	0.35	2.08	2.14	3,008,063	16
Year ended May 31, 2016	50.38	1.11	2.65	—	3.76	(1.00)	—	—	(1.00)	53.14	7.64	7.69	0.56	0.35	2.00	2.21	1,918,336	21
Year ended May 31, 2015	45.59	1.03	4.58	—	5.61	(0.82)	—	—	(0.82)	50.38	12.39	12.29	0.58	0.35	1.87	2.10	743,101	18
October 9, 2013* through May 31, 2014	40.00	0.58	5.32	—	5.90	(0.31)	—	—	(0.31)	45.59	14.79	14.85	0.70	0.35	1.69	2.04	184,624	7
S&P 500® Ex-Energy ETF
Year ended May 31, 2018	50.44	0.87	5.98	—	6.85	(0.85)	—	—	(0.85)	56.44	13.67	13.98	0.27	0.27	1.61	1.61	7,055	4
Year ended May 31, 2017	43.32	0.83	7.10	—	7.93	(0.81)	—	—	(0.81)	50.44	18.49	18.78	0.27	0.27	1.81	1.81	6,305	4
September 22, 2015* through May 31, 2016	40.00	0.55	3.15	—	3.70	(0.38)	—	—	(0.38)	43.32	9.28	8.79	0.27	0.27	1.93	1.93	8,664	4

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 111

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P 500® Ex-Financials ETF
Year ended May 31, 2018	$49.53	$0.89	$5.85	$—	$6.74	$(0.84)	$—	$—	$(0.84)	$55.43	13.73%	12.00%	0.27%	0.27%	1.68%	1.68%	$1,386	8%
Year ended May 31, 2017	43.36	0.83	6.32	—	7.15	(0.98)	—	—	(0.98)	49.53	16.71	18.15	0.27	0.27	1.84	1.84	1,238	8
September 22, 2015* through May 31, 2016	40.00	0.59	3.39	—	3.98	(0.62)	—	—	(0.62)	43.36	10.00	8.43	0.27	0.27	2.06	2.06	2,168	4
S&P 500® Ex-Health Care ETF
Year ended May 31, 2018	50.44	0.94	6.42	—	7.36	(0.85)	—	—	(0.85)	56.95	14.68	16.29	0.27	0.27	1.73	1.73	1,424	8
Year ended May 31, 2017	43.51	0.87	7.09	—	7.96	(1.03)	—	—	(1.03)	50.44	18.55	19.80	0.27	0.27	1.89	1.89	1,261	9
September 22, 2015* through May 31, 2016	40.00	0.62	3.54	—	4.16	(0.65)	—	—	(0.65)	43.51	10.45	8.61	0.27	0.27	2.16	2.16	2,175	5
S&P 500® Ex-Technology ETF
Year ended May 31, 2018	47.50	0.96	3.89	—	4.85	(0.87)	—	—	(0.87)	51.48	10.29	11.20	0.27	0.27	1.87	1.87	2,574	4
Year ended May 31, 2017	42.78	0.85	4.82	—	5.67	(0.95)	—	—	(0.95)	47.50	13.43	13.50	0.27	0.27	1.91	1.91	1,187	6
September 22, 2015* through May 31, 2016	40.00	0.58	2.81	—	3.39	(0.61)	—	—	(0.61)	42.78	8.54	8.70	0.27	0.27	2.06	2.06	3,208	5

*  Commencement of investment operations.

See accompanying notes to the financial statements.

112 :: FINANCIAL HIGHLIGHTSPROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
S&P MidCap 400 Dividend Aristocrats ETF
Year ended May 31, 2018	$51.35	$1.00	$2.51	$—	$3.51	$(0.97)	$—	$—	$(0.97)	$53.89	6.89%	6.86%	0.40%	0.40%	1.89%	1.89%	$379,949	29%
Year ended May 31, 2017	45.12	0.83	6.06	—	6.89	(0.66)	—	—	(0.66)	51.35	15.36	15.32	0.45	0.40	1.61	1.66	419,777	25
Year ended May 31, 2016	40.32	0.82	4.65	—	5.47	(0.67)	—	—	(0.67)	45.12	13.81	12.88	1.03	0.40	1.35	1.98	77,830	32
February 3, 2015* through May 31, 2015	40.00	0.24	0.18	—	0.42	(0.10)	—	—	(0.10)	40.32	1.07	1.99	2.88	0.40	(0.65)	1.83	7,056	7
Short Term USD Emerging Markets Bond ETF
Year ended May 31, 2018	78.16	2.43	(3.22)	0.11	(0.68)	(2.48)	—	—	(2.48)	75.00	(0.91)	(1.16)	1.67	0.50	2.00	3.17	11,250	54
Year ended May 31, 2017	76.95	2.89	1.63	—	4.52	(3.31)	—	—	(3.31)	78.16	6.03	5.08	2.09	0.50	2.13	3.72	7,816	49
Year ended May 31, 2016	76.69	4.90	0.56 (i)	—	5.46	(5.20)	—	—	(5.20)	76.95	7.44	8.50	2.81	0.50	4.10	6.41	3,847	52
Year ended May 31, 2015	81.65	3.69	(5.00)	—	(1.31)	(3.65)	—	—	(3.65)	76.69	(1.59)	(0.71)	1.77	0.50	3.45	4.71	7,669	106
November 19, 2013* through May 31, 2014	80.00	1.63	1.11	0.28	3.02	(1.37)	—	—	(1.37)	81.65	3.83	2.93	1.77	0.50	2.58	3.85	12,248	11

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUSTFINANCIAL HIGHLIGHTS :: 113

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.47 and 1.32%, respectively.

(k)  Net investment income per share and the ratios of net investment income to average net assets include the positive impact of a nonrecurring corporate action during the period. The impact of this non-recurring corporate action was $0.36 and 1.28%, respectively.

(l)  Reflects a special dividend paid out during the period by one of the Fund's holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $1.81 and the net investment income (loss) net of waivers ratio would have been 4.64%.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.

See accompanying notes to the financial statements.

114 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

NOTES TO FINANCIAL STATEMENTS

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 115

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 115 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund other than ProShares DJ Brookfield Global Infrastructure ETF, ProShares Equities for Rising Rates ETF, ProShares High Yield-Interest Rate Hedged, ProShares Investment Grade-Interest Rate Hedged, ProShares MSCI EAFE Dividend Growers ETF, ProShares MSCI Emerging Markets Dividend Growers ETF, ProShares MSCI Europe Dividend Growers ETF, ProShares Russell 2000 Dividend Growers ETF, ProShares S&P 500® Bond ETF, ProShares S&P 500 Dividend Aristocrats ETF, ProShares S&P 500® Ex-Energy ETF, ProShares S&P 500® Ex-Financials ETF, ProShares S&P 500® Ex-Health Care ETF, ProShares S&P 500® Ex-Technology ETF, ProShares S&P MidCap 400 Dividend Aristocrats ETF and ProShares Short Term USD Emerging Markets Bond ETF, is a "non-diversified" series of the Trust pursuant to the 1940 Act.

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (ordinarily 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares CDS Short North American HY Credit ETF, ProShares High Yield — Interest Rate Hedged, ProShares Inflation Expectations ETF, ProShares Investment Grade — Interest Rate Hedged, ProShares Managed Futures Strategy ETF, ProShares S&P 500® Bond ETF and ProShares Short Term USD Emerging Markets Bond ETF is generally determined at 3:00 p.m. (Eastern Time) on each business day. The NAV of ProShares K-1 Free Crude Oil Strategy ETF is generally determined at 2:30 p.m. (Eastern Time) on each business day. The NAV of each of ProShares MSCI EAFE Dividend Growers ETF and ProShares MSCI Europe Dividend Growers ETF is typically determined at 11:30 a.m. Eastern Time (this time may vary due to differences in when daylight savings time is effective between London and New York. The actual valuation time is 4:30 p.m., London Time) on days where the Bats BZX Exchange, Inc. ("BATS") is open for trading.

ProShares Hedged FTSE Europe ETF, ProShares Hedged FTSE Japan ETF, ProShares USD Covered Bond and ProShares German Sovereign/Sub-Sovereign ETF were liquidated on September 6, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds held by Morningstar Alternatives Solution ETF are valued at the mean of the closing composite bid/ask spread, and will typically be categorized as Level 2 in the fair value hierarchy. Exchange traded funds held by other Funds are generally valued at the closing price, if available, or the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for U.S. Treasury securities and at the bid or evaluated bid price for Sovereign, Sub-Sovereign and Quasi-Sovereign bonds and corporate bonds. Centrally cleared index-based swaps are generally valued at the mean between the bid and asked prices as furnished by an independent pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Index futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Equity, bond, commodity and currency futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board.

116 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. The Funds disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1 and 3 or Level 2 and 3 as of May 31, 2018, based on levels assigned to securities on May 31, 2017. Transfers between Level 1 and 2 are included in the summary of the valuations below.

The following is a summary of the valuations as of May 31, 2018, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs									Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest		Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
CDS Short North American HY Credit ETF	—	—	—	—		—	—	—	—	$4,720,620	$(320,865)	—	$4,720,620	$(320,865)
Decline of the Retail Store ETF	—	—	—	—		—	—	—	—	20,717,320	(1,781,943)	—	20,717,320	(1,781,943)
DJ Brookfield Global Infrastructure ETF	$39,130,711	—	—	$22,554	(1)	—	—	—	—	47,422	—	—	39,200,687	—
Equities for Rising Rates ETF	14,805,591	—	—	—		—	—	—	—	31,941	—	—	14,837,532	—
Global Listed Private Equity ETF	18,884,977	—	—	—		—	—	—	—	115,401	—	—	19,000,378	—
Hedge Replication ETF	2,710,347	—	$167,314	—		$320	$30,380,410	—	—	6,450,126	152,542	—	39,541,203	319,856
High Yield-Interest Rate Hedged	—	—	613,529	—		—	—	$164,798,485	—	3,409,393	—	—	168,207,878	613,529
Inflation Expectations ETF	—	—	—	—		—	8,993,836	—	—	570,601	294,065	—	9,564,437	294,065
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 117

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs								Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Investment Grade- Interest Rate Hedged	—	—	$1,800,842	—	—	—	$581,056,053	—	$3,744,969	—	—	$584,801,022	$1,800,842
K-1 Free Crude Oil Strategy ETF	—	—	(670,230)	—	—	—	—	—	10,758,780	—	—	10,758,780	(670,230)
Large Cap Core Plus	$746,474,697	—	—	—	—	—	—	—	26,375,121	$5,961,383	—	772,849,818	5,961,383
Long Online / Short Stores ETF	51,617,170	—	—	—	—	—	—	—	1,802,099	(584,920)	—	53,419,269	(584,920)
Managed Futures Strategy ETF	—	—	18,406	—	—	—	—	—	2,680,105	—	—	2,680,105	18,406
Merger ETF	4,190,380	—	—	$118,318	$5,436	—	—	—	199,540	(59,941)	$4,350	4,513,674	(55,591)
Morningstar Alternatives Solution ETF	—	—	—	8,265,209	—	—	—	—	95,385	—	—	8,360,594	—
MSCI EAFE Dividend Growers ETF	115,078,436	—	—	—	—	—	—	—	85,708	—	—	115,164,144	—
MSCI Emerging Markets Dividend Growers ETF	19,696,822	—	—	287,998	—	—	—	—	43,024	—	—	20,027,844	—
MSCI Europe Dividend Growers ETF	10,450,865	—	—	—	—	—	—	—	29	—	—	10,450,894	—
RAFI® Long/ Short	11,495,979	$858	—	—	—	—	—	—	1,381,087	(1,010,185)	—	12,877,924	(1,010,185)
Russell 2000 Dividend Growers ETF	404,854,736	—	—	—	—	—	—	—	1,238,904	—	—	406,093,640	—
S&P 500® Bond ETF	—	—	—	—	—	—	31,814,902	—	142,465	—	—	31,957,367	—
S&P 500 Dividend Aristocrats ETF	3,485,978,938	—	—	—	—	—	—	—	1,060,480	—	—	3,487,039,418	—
S&P 500® Ex-Energy ETF	7,017,619	—	—	—	—	—	—	—	27,820	—	—	7,045,439	—
S&P 500® Ex-Financials ETF	1,378,946	—	—	—	—	—	—	—	4,718	—	—	1,383,664	—
S&P 500® Ex-Health Care ETF	1,415,893	—	—	—	—	—	—	—	4,524	—	—	1,420,417	—
S&P 500® Ex- Technology ETF	2,563,900	—	—	—	—	—	—	—	5,606	—	—	2,569,506	—
S&P MidCap 400 Dividend Aristocrats ETF	378,861,424	—	—	—	—	—	—	—	541,035	—	—	379,402,459	—

118 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs								Total
	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	Futures Contracts*	Common Stocks/ Shares of Beneficial Interest	Rights/ Warrants	U.S. Treasury Obligations	Corporate Bonds	Foreign Government Securities	Repurchase Agreements	Swap Agreements*	Forward Currency Contracts*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts, Swap Agreements, and Forward Currency Contracts*
Short Term USD Emerging Markets Bond ETF	—	—	—	—	—	—	$3,406,801	$7,666,689	$189,826	—	—	$11,263,316	—

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

(1)  Common Stocks (Hopewell Highway Infrastructure Ltd.) transferred from Level 1 to Level 2 during the period due to a Hong Kong Stock Exchange trading halt imposed on May 3, 2018.

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets except that such translations with respect to the ProShares DJ Brookfield Global Infrastructure ETF, ProShares Global Listed Private Equity ETF, ProShares Merger ETF and ProShares MSCI Emerging Markets Dividend Growers each utilize the last quoted New York rates prior to 4:00 p.m. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is continuously monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements jointly; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2018, the Funds had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	BNP Paribas Securities Corp., 1.50%, dated 5/31/2018 due 6/1/2018 (1)	BNP Paribas Securities Corp., 1.65%, dated 5/31/2018 due 6/1/2018 (2)	BNP Paribas Securities Corp., 1.78%, dated 5/31/2018 due 6/1/2018 (3)	Credit Suisse Securities (USA) LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (4)	ING Financial Markets LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (5)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.78%, dated 5/31/2018 due 6/1/2018 (6)	Total
CDS Short North American HY Credit ETF	$306,215	$204,144	$1,582,112	$50,837	$1,888,328	$688,984	$4,720,620
Decline of the Retail Store ETF	1,343,883	895,922	6,943,394	223,108	8,287,277	3,023,736	20,717,320
DJ Brookfield Global Infrastructure ETF	3,076	2,051	15,893	511	18,970	6,921	47,422
Equities for Rising Rates ETF	2,072	1,381	10,705	344	12,777	4,662	31,941
Global Listed Private Equity ETF	7,486	4,990	38,677	1,243	46,162	16,843	115,401
Hedge Replication ETF	418,404	278,936	2,161,755	69,463	2,580,159	941,409	6,450,126
High Yield-Interest Rate Hedged	221,159	147,439	1,142,656	36,716	1,363,815	497,608	3,409,393

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 119

Fund Name	BNP Paribas Securities Corp., 1.50%, dated 5/31/2018 due 6/1/2018 (1)	BNP Paribas Securities Corp., 1.65%, dated 5/31/2018 due 6/1/2018 (2)	BNP Paribas Securities Corp., 1.78%, dated 5/31/2018 due 6/1/2018 (3)	Credit Suisse Securities (USA) LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (4)	ING Financial Markets LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (5)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.78%, dated 5/31/2018 due 6/1/2018 (6)	Total
Inflation Expectations ETF	$37,014	$24,676	$191,236	$6,145	$228,250	$83,280	$570,601
Investment Grade-Interest Rate Hedged	242,927	161,951	1,255,124	40,330	1,498,051	546,586	3,744,969
K-1 Free Crude Oil Strategy ETF	697,896	465,264	3,605,797	115,863	4,303,693	1,570,267	10,758,780
Large Cap Core Plus	1,710,891	1,140,594	8,839,602	284,038	10,550,492	3,849,504	26,375,121
Long Online/Short Stores ETF	116,898	77,932	603,972	19,407	720,870	263,020	1,802,099
Managed Futures Strategy ETF	173,852	115,901	898,235	28,863	1,072,087	391,167	2,680,105
Merger ETF	12,944	8,629	66,876	2,149	79,819	29,123	199,540
Morningstar Alternatives Solution ETF	6,187	4,125	31,968	1,027	38,156	13,922	95,385
MSCI EAFE Dividend Growers ETF	5,560	3,706	28,725	923	34,285	12,509	85,708
MSCI Emerging Markets Dividend Growers ETF	2,791	1,861	14,420	463	17,210	6,279	43,024
MSCI Europe Dividend Growers ETF	2	1	10	—	12	4	29
RAFI® Long/Short	89,588	59,725	462,870	14,873	552,458	201,573	1,381,087
Russell 2000 Dividend Growers ETF	80,365	53,576	415,218	13,342	495,582	180,821	1,238,904
S&P 500® Bond ETF	9,241	6,161	47,747	1,534	56,989	20,793	142,465
S&P 500 Dividend Aristocrats ETF	68,791	45,860	355,419	11,421	424,210	154,779	1,060,480
S&P 500® Ex-Energy ETF	1,805	1,203	9,324	300	11,128	4,060	27,820
S&P 500® Ex-Financials ETF	306	204	1,581	51	1,887	689	4,718
S&P 500® Ex-Health Care ETF	293	196	1,516	49	1,810	660	4,524
S&P 500® Ex-Technology ETF	364	242	1,879	60	2,243	818	5,606
S&P MidCap 400 Dividend Aristocrats ETF	35,096	23,397	181,328	5,827	216,422	78,965	541,035
Short Term USD Emerging Markets Bond ETF	12,314	8,209	63,620	2,044	75,934	27,705	189,826
	$5,607,420	$3,738,276	$28,971,659	$930,931	$34,579,076	$12,616,687	$86,444,049

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2018 as follows:

(1)  U.S. Treasury Notes, 0.75% to 2.88%, due 7/15/2019 to 5/31/2025, which had an aggregate value at the Trust level of $306,000,000.

(2)  U.S. Treasury Notes, 1.63% to 3.38%, due 3/31/2019 to 5/31/2020, which had an aggregate value at the Trust level of $204,000,025.

(3)  U.S. Treasury Bills, 0%, due 7/19/2018 to 10/18/2018; U.S. Treasury Bonds, 0% to 6.88%, due 11/15/2024 to 11/15/2047; U.S. Treasury Notes, 0.13% to 3.63%, due 6/30/2018 to 7/15/2025, which had an aggregate value at the Trust level of $1,581,000,025.

(4)  U.S. Treasury Bonds, 0.63% to 3.38%, due 1/15/2029 to 2/15/2048, which had an aggregate value at the Trust level of $50,805,848.

(5)  Federal Home Loan Bank, 1.13%, due 6/21/2019; Federal Home Loan Mortgage Corp., 1.13% to 3.75%, due 3/27/2019 to 1/13/2022; Federal National Mortgage Association, 1.00% to 2.13%, due 7/20/2018 to 9/24/2026; U.S. Treasury Notes, 2.25% to 2.75%, due 5/31/2023 to 8/15/2027, which had an aggregate value at the Trust level of $1,887,000,350.

(6)  U.S. Treasury Bonds, 2.50% to 3.00%, due 1/15/2029 to 2/15/2048; U.S. Treasury Notes, 1.38% to 2.13%, due 9/30/2019 to 12/31/2022, which had an aggregate value at the Trust level of $688,500,164.

Equity Securities

Certain Funds may invest in equity securities, including in shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs") and Business Development Companies ("BDCs")

REITs and BDCs report information on the source of their distributions annually. A portion of distributions received from REITs and BDCs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and BDCs.

Debt Instruments

Certain Funds may invest in debt instruments, including U.S. government securities; foreign sovereign, sub-sovereign, quasi-sovereign and supranational; Foreign and U.S. investment grade corporate debt securities. Additionally, certain Funds may invest in lower rated and unrated corporate debt securities, primarily high yield bonds, that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Sovereign/Sub-Sovereign/Quasi-Sovereign Debt Securities

ProShares Short Term USD Emerging Markets Bond ETF principally invests in USD-denominated Emerging Market bonds that have less than or equal to five years remaining to maturity that are issued by Emerging Market sovereign governments, non-sovereign government agencies and entities, and corporations with significant government ownership. These types of debt securities are typically general obligations of the issuer and are typically guaranteed by such issuer. Despite this guarantee, such debt securities are subject to default, restructuring or changes to the terms of the debt to the detriment of security holders. Also, due to demand from other investors, certain types of these debt securities may be less accessible to the capital markets and may be difficult for the Fund to source.

120 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

U.S. Treasury Inflation-Protected Securities

U.S. Treasury Inflation-Protected Securities ("TIPs") are inflation-protected public obligations of the U.S. Treasury. Inflation-protected bonds are fixed-income securities whose interest and principal payments are periodically adjusted for inflation. As the index measuring inflation changes, the interest and principal payments of inflation-protected bonds will be adjusted accordingly. Because of the inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed rate bonds.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds whose objective is tied to an index or benchmark, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, of its index, as appropriate, based upon each Fund's investment objective. ProShares CDS Short North American HY Credit ETF, which is actively managed, seeks to provide inverse exposure to the credit of North American high yield debt issuers, primarily through investing in a portfolio of credit derivatives. ProShares Managed Futures Strategy ETF also actively managed, seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets, primarily by gaining exposure to derivative instruments by investing in Cayman subsidiaries that invest in commodity futures contracts. ProShares K-1 Free Crude Oil Strategy ETF seeks to provide total return through actively managed exposure to the West Texas Intermediate crude oil futures markets, primarily by gaining exposure to derivative instruments by investing in Cayman subsidiaries that invest in commodity futures contracts.

In connection with its management of certain series of the Trust included in this report (ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Managed Futures Strategy ETF	38%
Merger ETF	52%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding forward currency contracts and/or non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of how and why the Funds use derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 121

contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on their investment. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index and commodity futures and in the range of approximately 1% to 3% of the contract amount for bond and currency futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities. Most swap agreements entered into by a Fund (but generally not credit default swaps) calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising a benchmark), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap agreement

122 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their benchmark or a security. Their operations are similar to those of the swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

ProShares CDS Short North American HY Credit ETF Fund primarily invests in centrally cleared (as opposed to the non-exchange traded swaps described above), index-based credit default swaps ("CDS") that provide credit exposure through a single trade to a basket of reference entities. In the case of a CDS, the agreement will reference one or more debt securities or reference entities. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference entity has occurred. If a credit event occurs, the seller generally must pay the buyer: a) the full notional value of the swap; or b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. The ProShares CDS Short North American HY Credit ETF will normally be a "buyer" of credit protection on North American high yield debt issuers through index-based CDS.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date. In connection with CDS in which a Fund is a "buyer", the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the Fund's maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearing house counterparty). In connection with CDS in which a Fund is a "seller", however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction.

A Fund will not enter into non-exchange traded swap agreements unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to a non-exchange traded swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

The counterparty risk for centrally cleared swaps is generally lower than for non-exchange traded, over-the-counter swaps because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a centrally cleared swap, a Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the centrally cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin" to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as "marking-to-market." The variation margin payment also includes the daily portion of the periodic payment stream.

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 123

underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2018 contractually terminate within 18 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity, commodity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance of its index (except for the ProShares CDS Short North American HY Credit ETF, which seeks to provide inverse exposure to the credit of North American high yield debt issuers, ProShares K-1 Free Crude Oil Strategy ETF which seeks to provide total return through actively managed exposure to the West Intermediate crude oil futures markets and ProShares Managed Futures Strategy ETF, which seeks to provide positive returns that are not directly correlated to broad equity or fixed income markets), the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk and for the foreign currency contracts held by ProShares Merger ETF and for the currency futures contracts held by ProShares Hedge Replication ETF and ProShares Managed Futures Strategy ETF, the primary risk is foreign currency risk. The primary risk for the ProShares CDS Short North American HY Credit ETF is high yield credit risk and the primary risk for ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF is commodity market risk.

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2018

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on:
Futures contracts
and Centrally
cleared swap
agreements;
Assets: Unrealized
appreciation on
non-exchange
traded swap
agreements and
forward currency
contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on:
Futures contracts
and Centrally
cleared swap
agreements;
Liabilities: Unrealized
depreciation on
non-exchange
traded swap
agreements and
forward currency
				contracts
		CDS Short North American HY Credit ETF	—		CDS Short North American HY Credit ETF	$62,620
		Decline of the Retail Store ETF	—		Decline of the Retail Store ETF	1,781,943
		Hedge Replication ETF	$447,279		Hedge Replication ETF	127,423
		High Yield-Interest Rate Hedged	613,529		High Yield-Interest Rate Hedged	—
		Inflation Expectations ETF	434,855		Inflation Expectations ETF	140,790
		Investment Grade-Interest Rate Hedged	1,800,842		Investment Grade-Interest Rate Hedged	—

124 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on:
Futures contracts
and Centrally
cleared swap
agreements;
Assets: Unrealized
appreciation on
non-exchange
traded swap
agreements and
forward currency
contracts	Net assets consist of:
Net unrealized
appreciation
(depreciation) on:
Futures contracts
and Centrally
cleared swap
agreements;
Liabilities: Unrealized
depreciation on
non-exchange
traded swap
agreements and
forward currency
				contracts
		K-1 Free Crude Oil Strategy ETF	—		K-1 Free Crude Oil Strategy ETF	$670,230
		Large Cap Core Plus	$12,982,906		Large Cap Core Plus	7,021,523
		Long Online /Short Stores ETF	243,976		Long Online /Short Stores ETF	828,896
		Managed Futures Strategy ETF	18,406		Managed Futures Strategy ETF	—
		Merger ETF	6,683		Merger ETF	62,274
		RAFI® Long/Short	63,923		RAFI® Long/Short	1,074,108

*  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2018

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency contracts	Net realized gain (loss) on: Futures contracts, Non-exchange traded and Centrally cleared swap agreements and Foreign currency transactions; Change in net unrealized appreciation (depreciation) on: Futures contracts, Non-exchange traded and Centrally cleared swap agreements and Foreign currency translations	CDS Short North American HY Credit ETF	$(175,364)	$5,899
		Decline of the Retail Store ETF	—	(1,781,943)
		Hedge Replication ETF	2,632,075	(2,064,700)
		High Yield-Interest Rate Hedged	3,080,000	683,160
		Inflation Expectations ETF	(3,355,382)	2,408,246
		Investment Grade-Interest Rate Hedged	10,148,807	2,313,729
		K-1 Free Crude Oil Strategy ETF	2,255,874	(734,591)
		Large Cap Core Plus	19,854,200	(6,469,251)
		Long Online /Short Stores ETF	—	(584,920)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 125

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded and Centrally cleared swap agreements/ Forward currency contracts	Net realized gain (loss) on: Futures contracts, Non-exchange traded and Centrally cleared swap agreements and Foreign currency transactions; Change in net unrealized appreciation (depreciation) on: Futures contracts, Non-exchange traded and Centrally cleared swap agreements and Foreign currency translations	Managed Futures Strategy ETF	$(198,757)	$(79,180)
		Merger ETF	(483,410)	363,087
		RAFI® Long/Short	(5,823,499)	3,212,648

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2018, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The tax character of distributions paid for the most recent tax years ended October 31, 2017 and October 31, 2016, were as follows:

	Year Ended October 31, 2017				Year Ended October 31, 2016
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
DJ Brookfield Global Infrastructure ETF	$1,256,466	—	—	$1,256,466	$985,830	—	—	$985,830
Equities for Rising Rates ETF	52,768	—	—	52,768	—	—	—	—
Global Listed Private Equity ETF	872,425	—	—	872,425	1,146,563	—	$129,777	1,276,340
Hedge Replication ETF	—	—	—	—	304	—	—	304
High Yield-Interest Rate Hedged	6,775,420	—	—	6,775,420	5,381,860	—	—	5,381,860
Inflation Expectations ETF	862,831	—	—	862,831	57,155	—	—	57,155

126 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Year Ended October 31, 2017				Year Ended October 31, 2016
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Investment Grade-Interest Rate Hedged	$8,401,242	—	—	$8,401,242	$4,656,022	—	—	$4,656,022
Large Cap Core Plus	9,329,901	—	—	9,329,901	6,564,411	—	—	6,564,411
Merger ETF	28,383	—	—	28,383	26,184	—	—	26,184
Morningstar Alternatives Solution ETF	269,352	—	—	269,352	580,840	—	$8,253	589,093
MSCI EAFE Dividend Growers ETF	1,261,751	—	—	1,261,751	720,249	—	—	720,249
MSCI Emerging Markets Dividend Growers ETF	251,008	—	—	251,008	90,882	—	—	90,882
MSCI Europe Dividend Growers ETF	174,405	—	—	174,405	129,119	—	—	129,119
RAFI® Long/Short	460,654	—	—	460,654	676,787	—	—	676,787
Russell 2000 Dividend Growers ETF	6,873,181	—	—	6,873,181	1,023,317	—	—	1,023,317
S&P 500 Dividend Aristocrats ETF	59,289,367	—	—	59,289,367	33,028,196	—	—	33,028,196
S&P 500® Ex-Energy ETF	121,844	—	—	121,844	124,347	—	—	124,347
S&P 500® Ex-Financials ETF	25,202	—	—	25,202	61,805	—	—	61,805
S&P 500® Ex-Health Care ETF	25,891	—	—	25,891	64,783	—	—	64,783
S&P 500® Ex-Technology ETF	24,519	—	—	24,519	69,232	—	—	69,232
S&P MidCap 400 Dividend Aristocrats ETF	6,042,516	—	—	6,042,516	1,083,161	—	—	1,083,161
Short Term USD Emerging Markets Bond ETF	284,043	—	—	284,043	334,916	—	—	334,916

At October 31, 2017 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
CDS Short North American HY Credit ETF	—	—	$(771,958)	$(49,255)
DJ Brookfield Global Infrastructure ETF	—	—	(1,656,306)	1,942,065
Equities for Rising Rates ETF	$2,114	—	(7,815)	886,351
Global Listed Private Equity ETF	1,100,163	—	(909,652)	(508,656)
Hedge Replication ETF	—	—	(313,669)	4,007,736
High Yield-Interest Rate Hedged	693,259	—	(26,318,889)	(68,193)
Inflation Expectations ETF	23,476	—	(4,767,130)	187,587
Investment Grade-Interest Rate Hedged	1,058,664	—	(16,775,683)	10,707,086
K-1 Free Crude Oil Strategy ETF	332,054	—	—	(229,060)
Large Cap Core Plus	347,661	—	—	91,343,229
Managed Futures Strategy ETF	—	—	(4,181)	(49,297)
Merger ETF	8,190	—	(687,360)	25,947

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 127

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Morningstar Alternatives Solution ETF	—	—	$(1,503,203)	$93,237
MSCI EAFE Dividend Growers ETF	$805,498	—	(2,638,154)	5,651,425
MSCI Emerging Markets Dividend Growers ETF	144,462	—	(49,028)	1,168,291
MSCI Europe Dividend Growers ETF	46,954	—	(170,197)	509,154
RAFI® Long/Short	12,984	—	(15,890,796)	(1,647,025)
Russell 2000 Dividend Growers ETF	573,899	—	—	19,704,892
S&P 500 Dividend Aristocrats ETF	6,355,707	—	(1,857,799)	326,160,978
S&P 500® Ex-Energy ETF	5,724	—	—	1,071,601
S&P 500® Ex-Financials ETF	1,116	—	(2,719)	(34,327)
S&P 500® Ex-Health Care ETF	1,206	—	—	(22,963)
S&P 500® Ex-Technology ETF	1,113	—	—	121,139
S&P MidCap 400 Dividend Aristocrats ETF	566,815	—	—	13,562,927
Short Term USD Emerging Markets Bond ETF	31,892	—	(299,900)	63,657

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, net operating losses, capital loss carryforward expiration, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in the following reclassifications, as of October 31, 2017 (the Funds' most recent tax year end), among the Funds' components of net assets:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
CDS Short North American HY Credit ETF	$344,902	—	$(344,902)
DJ Brookfield Global Infrastructure ETF	(147,096)	$(660,665)	807,761
Equities for Rising Rates ETF	—	(282,450)	282,450
Global Listed Private Equity ETF	580,314	(862,753)	282,439
Hedge Replication ETF	222,935	(418,753)	195,818
Inflation Expectations ETF	439	—	(439)
Investment Grade-Interest Rate Hedged	—	(460,416)	460,416
Large Cap Core Plus	—	(49,549,358)	49,549,358
Managed Futures Strategy ETF	22,688	—	(22,688)
Merger ETF	3,516	(71,606)	68,090
Morningstar Alternatives Solution ETF	10,896	(254,825)	243,929
MSCI EAFE Dividend Growers ETF	45,988	(45,988)	—
MSCI Emerging Markets Dividend Growers ETF	32,504	(222,502)	189,998
MSCI Europe Dividend Growers ETF	3,295	180,671	(183,966)
RAFI® Long/Short	—	(1,033,095)	1,033,095
Russell 2000 Dividend Growers ETF	—	(32,253,614)	32,253,614
S&P 500 Dividend Aristocrats ETF	—	(111,932,320)	111,932,320
S&P 500® Ex-Energy ETF	—	(628,570)	628,570
S&P 500® Ex-Financials ETF	—	(200,215)	200,215
S&P 500® Ex-Health Care ETF	—	(265,286)	265,286
S&P 500® Ex-Technology ETF	—	(36,295)	36,295
S&P MidCap 400 Dividend Aristocrats ETF	—	(29,481,503)	29,481,503

As of October 31, 2017 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, are not subject to expiration, and must be utilized prior to certain, older CLCFs, which are treated as short-term capital losses regardless of whether the originating capital loss was short-term or long-term and do carry an expiration date.

128 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

At October 31, 2017, (the Funds' most recent tax year end), the following Funds had available CLCFs:

	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
CDS Short North American HY Credit ETF	—	—	$652,322	$652,322
DJ Brookfield Global Infrastructure ETF	—	—	1,656,306	1,656,306
Equities for Rising Rates ETF	—	—	7,815	7,815
Global Listed Private Equity ETF	—	—	909,652	909,652
Hedge Replication ETF	—	—	262,440	262,440
High Yield-Interest Rate Hedged	—	—	26,318,889	26,318,889
Inflation Expectations ETF	—	—	4,767,130	4,767,130
Investment Grade-Interest Rate Hedged	—	—	16,775,683	16,775,683
Managed Futures Strategy ETF	—	—	3,172	3,172
Merger ETF	—	—	687,360	687,360
Morningstar Alternatives Solution ETF	—	—	1,503,203	1,503,203
MSCI EAFE Dividend Growers ETF	—	—	2,638,154	2,638,154
MSCI Emerging Markets Dividend Growers ETF	—	—	49,028	49,028
MSCI Europe Dividend Growers ETF	—	—	170,197	170,197
RAFI® Long/Short	—	$1,128,449	14,762,347	15,890,796
S&P 500 Dividend Aristocrats ETF	—	—	1,857,799	1,857,799
S&P 500® Ex-Financials ETF	—	—	2,719	2,719
Short Term USD Emerging Markets Bond ETF	—	—	299,900	299,900

At October 31, 2017 (the Funds' most recent tax year end), the following Funds utilized CLCFs and/or elected to defer late-year ordinary losses to November 1, 2017:

Fund	CLCFs Utilized	Ordinary Late Year Loss Deferrals
CDS Short North American HY Credit ETF	—	$119,636
DJ Brookfield Global Infrastructure ETF	$115,509	—
Global Listed Private Equity ETF	54,203	—
Hedge Replication ETF	—	51,229
High Yield-Interest Rate Hedged	686,976	—
Investment Grade-Interest Rate Hedged	1,149,125	—
Large Cap Core Plus	527,026	—
Managed Futures Strategy ETF	—	1,009
Merger ETF	29,509	—
RAFI® Long/Short	1,893,946	—
S&P 500® Ex-Health Care ETF	578	—
Short Term USD Emerging Markets Bond ETF	36,513	—

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 129

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund which is subject to an expense limitation, as outlined in the table below, (the "Capped Funds") pursuant to an Investment Advisory Agreement. The Advisor is responsible for developing, implementing, and supervising each Fund's investment program. The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Trustees and officers of the Trust. For its investment advisory services, each Capped Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Capped Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Capped Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Capped Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

The Advisor also serves as the investment adviser to each Fund which is not subject to an expense limitation as outlined in the table below (the "Unitary Fee Funds") pursuant to an Investment Advisory and Management Agreement. The Unitary Fee Funds pay the Advisor a monthly fee, accrued daily at an annualized rate based on average daily net assets for investment advisory and management services. The Advisor is responsible for substantially all other expenses of the Unitary Fee Funds except interest expenses, taxes, brokerage and other transaction costs, compensation and expenses of the Independent Trustees, compensation and expenses of the counsel to the Independent Trustees, compensation and expenses of the Trust's chief compliance officer and his or her staff, legal fees and expenses in connection with litigation, future distribution fees or expenses (if any), and extraordinary expenses.

For the year ended May 31, 2018, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
CDS Short North American HY Credit ETF	0.65%	0.10%	$25,737	$3,960	$40,968	0.50%	September 30, 2018
Decline of the Retail Store ETF(1)	0.65	—	—	—	—	—	—
DJ Brookfield Global Infrastructure ETF(1)	0.45	—	—	—	—	—	—
Equities for Rising Rates ETF(1)	0.35	—	—	—	—	—	—
Global Listed Private Equity ETF	0.50	0.10	50,723	10,145	77,777	0.60	September 30, 2018
Hedge Replication ETF	0.75	0.10	302,354	33,206	—	0.95	September 30, 2018
High Yield-Interest Rate Hedged(1)	0.50	—	—	—	—	—	—
Inflation Expectations ETF	0.55	0.10	131,997	23,999	62,418	0.30	September 30, 2018
Investment Grade-Interest Rate Hedged(1)	0.30	—	—	—	—	—	—
K-1 Free Crude Oil Strategy ETF(1)	0.65	—	—	—	—	—	—
Large Cap Core Plus(1)	0.45	—	—	—	—	—	—
Long Online/Short Stores ETF(1)	0.65	—	—	—	—	—	—
Managed Futures Strategy ETF(1)	0.75	—	—	—	—	—	—
Merger ETF	0.75	0.10	31,152	4,154	101,865	0.75	September 30, 2018
Morningstar Alternatives Solution ETF(2)	0.07	0.10	8,461	12,088	8,283	0.95	September 30, 2018
MSCI EAFE Dividend Growers ETF(1)	0.50	—	—	—	—	—	—
MSCI Emerging Markets Dividend Growers ETF(1)	0.60	—	—	—	—	—	—
MSCI Europe Dividend Growers ETF(1)	0.55	—	—	—	—	—	—
RAFI® Long/Short	0.75	0.10	138,001	18,400	5,272	0.95	September 30, 2018
Russell 2000 Dividend Growers ETF(1)	0.40	—	—	—	—	—	—
S&P 500® Bond ETF(1)	0.15	—	—	—	—	—	—
S&P 500 Dividend Aristocrats ETF(1)	0.35	—	—	—	—	—	—
S&P 500® Ex-Energy ETF(1)	0.27	—	—	—	—	—	—

130 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
S&P 500® Ex-Financials ETF(1)	0.27%	—	—	—	—	—	—
S&P 500® Ex-Health Care ETF(1)	0.27	—	—	—	—	—	—
S&P 500® Ex-Technology ETF(1)	0.27	—	—	—	—	—	—
S&P MidCap 400 Dividend Aristocrats ETF(1)	0.40	—	—	—	—	—	—
Short Term USD Emerging Markets Bond ETF	0.50	0.10%	$52,590	$10,518	$59,687	0.50%	September 30, 2018

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2018. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

(1)  Unitary Fee Funds.

(2)  The Advisor has agreed to waive Investment Advisory and Management Services fees for the ProShares Morningstar Alternatives Solution ETF through October 31, 2018. Fees waived under this agreement are not subject to subsequent recoupment by the Advisor. The expense limitation of 0.95% is inclusive of Acquired Fund Fees and Expenses ("AFFE") for this Fund. AFFE are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected on the Fund's financial statements.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recapture. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2018, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2018	2019	2020	2021	2022	2023	Recoupment
CDS Short North American HY Credit ETF	—	$13,834	$79,669	$87,341	$80,400	$47,411	$308,655
Global Listed Private Equity ETF	$90,110	156,677	104,734	160,211	128,000	97,223	736,955
Hedge Replication ETF	204,436	234,815	464,116	461,975	259,681	243,682	1,868,705
Inflation Expectations ETF	99,580	127,976	131,780	134,109	296,029	105,148	894,622
Merger ETF	119,184	169,726	103,294	163,883	129,121	94,942	780,150
Morningstar Alternatives Solution ETF	—	—	119,099	78,285	82,938	—	280,322
RAFI® Long/Short	114,748	130,506	134,193	238,712	161,767	104,693	884,619
Short Term USD Emerging Markets Bond ETF	—	115,550	110,702	136,564	109,952	85,772	558,540

*  Total amount eligible for recoupment excludes the waiver of Investment Advisory and Management Services fees through October 31, 2018.

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The Fund's position in an Underlying Fund could be material to the Underlying Fund. At the end of the reporting period, the Fund's investments in Underlying Funds amounted to the following approximate percentages of the Underlying Funds' net assets: ProShares DJ Brookfield Global Infrastructure ETF — 1.5%; ProShares Global Listed Private Equity ETF — 5.0%; ProShares Hedge Replication ETF — 5.3%; ProShares Inflation Expectations ETF — 13.1%; ProShares Managed Futures Strategy ETF — 25.8%; ProShares Merger ETF — 34.9%; and ProShares RAFI® Long/Short — 7.8%.

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 131

the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custodian Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and its Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds from shares issued on the Statements of Changes in Net Assets, were as follows:

	For the periods ended
	Year Ended May 31, 2018	Year Ended May 31, 2017
CDS Short North American HY Credit ETF	$1,637	$162,697
High Yield-Interest Rate Hedged	59,641	116,708
Inflation Expectations ETF	9,115	8,743
Investment Grade-Interest Rate Hedged	17,458	119,190
S&P 500® Bond ETF	52,280	—
Short Term USD Emerging Markets Bond ETF	15,536	—

132 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

11. Investment Transactions

For the year ended May 31, 2018, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the Inflation Expectations ETF), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
DJ Brookfield Global Infrastructure ETF	$4,213,019	$4,096,920
Equities for Rising Rates ETF	8,737,097	7,555,042
Global Listed Private Equity ETF	2,385,624	3,579,689
Hedge Replication ETF	7,452,509	8,132,534
High Yield-Interest Rate Hedged	62,906,026	82,134,238
Inflation Expectations ETF	15,445,180	9,536,170
Investment Grade-Interest Rate Hedged	126,737,947	101,529,658
Large Cap Core Plus	537,164,601	349,559,368
Long Online/Short Stores ETF	39,194,533	9,896,969
Managed Futures Strategy	6,332,047	6,421,500
Merger ETF	10,907,883	10,927,652
Morningstar Alternatives Solution ETF	7,096,728	7,088,245
MSCI EAFE Dividend Growers ETF	36,070,189	29,633,963
MSCI Emerging Markets Dividend Growers ETF	14,959,674	9,536,689
MSCI Europe Dividend Growers ETF	3,747,093	2,714,139
RAFI® Long/Short	2,394,112	7,311,241
Russell 2000 Dividend Growers ETF	189,513,710	86,985,952
S&P 500 Bond ETF	22,695,216	990,945
S&P 500 Dividend Aristocrats ETF	1,157,877,777	716,592,109
S&P 500® Ex-Energy ETF	264,712	266,552
S&P 500® Ex-Financials ETF	1,367,178	103,559
S&P 500® Ex-Health Care ETF	1,408,699	108,141
S&P 500® Ex-Technology ETF	79,781	77,841
S&P MidCap 400 Dividend Aristocrats ETF	358,107,312	121,655,663
Short Term USD Emerging Markets Bond ETF	9,503,069	5,447,058

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2018, the fair value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
DJ Brookfield Global Infrastructure ETF	$5,310,680	$1,160,313
Equities for Rising Rates ETF	21,058,381	2,970,157
Global Listed Private Equity ETF	2,109,908	285,225
Hedge Replication ETF	2,324,106	428,407
High Yield-Interest Rate Hedged	5,127,704	188,267
Inflation Expectations ETF	46,039,537	(124,327)
Investment Grade-Interest Rate Hedged	9,504,375	466,692
Large Cap Core Plus	211,407,331	46,963,311
Long Online/Short Stores ETF	19,404,152	7,178,604
Morningstar Alternatives Solution ETF	12,769,318	237,175
MSCI Emerging Markets Dividend Growers ETF	2,785,789	1,233,239
MSCI Europe Dividend Growers ETF	1,960,593	240,943
RAFI® Long/Short	10,078,941	2,915,093

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 133

Fund	Fair Value	Net Realized Gains (Losses)
Russell 2000 Dividend Growers ETF	$212,231,509	$29,999,800
S&P 500 Dividend Aristocrats ETF	965,187,396	256,235,215
S&P 500® Ex-Financials ETF	1,275,629	217,963
S&P 500® Ex-Health Care ETF	1,312,839	248,350
S&P MidCap 400 Dividend Aristocrats ETF	313,696,295	42,485,168

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2018, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
DJ Brookfield Global Infrastructure ETF	$4,237,721
Equities for Rising Rates ETF	31,258,238
Global Listed Private Equity ETF	10,895,657
Hedge Replication ETF	447,870
High Yield-Interest Rate Hedged	62,446,354
Investment Grade-Interest Rate Hedged	308,493,256
Large Cap Core Plus	86,525,439
Long Online/Short Stores ETF	35,889,545
Merger ETF	1,575,544
MSCI EAFE Dividend Growers ETF	43,987,934
MSCI Emerging Markets Dividend Growers ETF	5,953,620
MSCI Europe Dividend Growers ETF	2,030,610
Russell 2000 Dividend Growers ETF	84,942,915
S&P 500 Bond ETF	9,859,143
S&P 500 Dividend Aristocrats ETF	775,212,294
S&P 500® Ex-Technology ETF	1,250,279
S&P MidCap 400 Dividend Aristocrats ETF	18,703,233

13. Basis of Consolidation

The accompanying Consolidated Schedules of Portfolio Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF include the accounts of ProShares Cayman Crude Oil Strategy Portfolio, a wholly-owned subsidiary of ProShares K-1 Free Crude Oil Strategy ETF and ProShares Cayman Portfolio I, a wholly-owned subsidiary of ProShares Managed Futures Strategy ETF organized under the laws of the Cayman Islands (together, the "Subsidiaries" and each, a "Subsidiary"), which primarily invest in commodity-related instruments. The Subsidiaries enable the Funds to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF, except that the Subsidiaries may invest without limitation in commodity-related instruments.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence

134 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if a benchmark has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

•  Long/Short Risk

Certain Funds seek long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund's long or short positions will produce high, or even positive, returns. In addition, Funds subject to this risk may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, under such circumstances, will lose more money in market environments that are adverse to its long positions than funds that do not employ such leverage.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund (or an Underlying ETF in the case of Morningstar Alternatives Solution ETF) whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective and the percentage change of the Fund's NAV each day may differ, perhaps significantly, from the percentage change of the Fund's index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors may adversely affect a Fund's correlation with its benchmark, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the benchmark. In addition, a Fund may invest in securities or financial investments not included in the benchmark or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its benchmark and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between performance of a Fund and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

Certain Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 135

entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations.

At May 31, 2018, none of the Funds had any net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain of the Funds' investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its benchmark.

•  Debt Instrument Risk

Certain Funds invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

•  Breakeven Inflation Investing Risk

ProShares Inflation Expectations ETF seeks investment results, before fees and expenses, that track the performance of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index tracks the performance of long positions in the most recently issued 30-year Treasury Inflation-Protected Securities ("TIPS") bond and duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a "breakeven rate of inflation" ("BEI") and is considered to be a measure of the market's expectations for inflation over the relevant period. The level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index (and the Fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The FTSE 30-Year TIPS (Treasury Rate-Hedged) Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy. There is no guarantee that these factors will combine to produce any particular directional changes in the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index over time, or that the Fund will retain any appreciation in value over extended periods of time, or that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the Fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the FTSE 30-Year TIPS (Treasury Rate-Hedged) Index or the value of the Fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the Fund may not serve as an effective hedge against inflation.

136 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

•  Affiliated Fund Risk

ProShares Morningstar Alternatives Solution ETF invests exclusively in Underlying ETFs that are affiliated with the Advisor. The use of affiliated Underlying ETFs may subject the Advisor to potential conflicts of interest; for example, the fees paid to the Advisor or its affiliates by certain Underlying ETFs may be higher than on other Underlying ETFs. In addition, if an Underlying ETF holds interests in another affiliated ETF, the Fund may be prohibited from purchasing shares of that Underlying ETF.

•  Subsidiary Investment Risk

Changes in the laws of the United States and/or the Cayman Islands, under which the ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF and their Subsidiaries are organized, respectively, could result in the inability of the Funds to operate as intended and could negatively affect the Funds and their shareholders. The Subsidiaries are not registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. Thus, the Funds, as an investor in the Subsidiaries, will not have all the protections offered to investors in registered investment companies.

•  Investment in Underlying ETFs Risk

ProShares Morningstar Alternatives Solution ETF expects to invest substantially all of its assets in Underlying ETFs and an investment in the Fund is subject to the risks associated with such Underlying ETFs. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying ETFs. For example, the Fund indirectly pays not only a portion of the expenses (including operating expenses and management fees) incurred by the Underlying ETFs, but its own expenses as well. One Underlying ETF may buy the same securities that another Underlying ETF sells. Also, taxable distributions made by the Underlying ETFs could cause the Fund to make a taxable distribution to its shareholders.

•  Risks Associated with the Use of Commodity Futures Contracts

ProShares K-1 Free Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF obtain investment exposure through commodity futures and do not invest directly in physical commodities. ProShares K-1 Free Crude Oil Strategy ETF does not invest in nor seek exposure to the current "spot" or cash price of physical crude oil. Crude oil futures contracts typically perform very differently from, and commonly underperform, the spot price of crude oil due to current (and futures expectations of) factors such as storage costs, supply and demand and geopolitical risks. Investing in futures contracts may be considered aggressive and may expose the Fund to greater risks than investing directly in securities or other instruments. These risks include counterparty risk and liquidity risk (each as discussed below). Because futures contracts often require limited initial investment, the use of futures contracts also may expose the Fund to losses in excess of those amounts initially invested.

•  Active Management Risk

The performance of actively managed funds (ProShares CDS Short North American HY Credit ETF, ProShares K-1 Fee Crude Oil Strategy ETF and ProShares Managed Futures Strategy ETF) reflect, in part, the ability of the Advisor to select investments and make investment decisions that are suited to achieving a Fund's investment objective. The Advisor's judgments about a Fund's investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

•  Commodity Market Risk

The value of Commodity Futures typically is based in great part upon the price movements of a physical commodity and the market's expectations for such moves in the future. The prices of Commodity Futures may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Global events such as government interventions, treaties and trading, inter- or intrastate conflict, weather or other natural disasters, changes in supply or production, changes in activity of crude oil commodity producing companies, countries and/or organizations, and changes in speculators' and/or investor's demand can cause extreme levels of volatility. Furthermore, since commodities are generally denominated in USD, a strengthening US dollar can also cause significant declines in commodity prices. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on a Fund.

•  Rolling Futures Contract Risk

ProShares K-1 Free Crude Oil Strategy ETF (through its investment in the Subsidiary) and ProShares Managed Futures Strategy ETF (directly and through its investment in the Subsidiary) have exposure to futures contracts and are subject to risks related to "rolling" of such contracts. A Fund does not intend to hold futures contracts through their expiration date, but instead intends to "roll" its futures positions. Rolling occurs when a Fund closes out of futures contracts as they near their expiration date and are replaced with contracts that have a later expiration date. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 137

"contango." Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as "backwardation." Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for a Fund. The Advisor will utilize active management techniques to seek to mitigate the negative impact or, in certain cases, benefit from the contango or backwardation present in the various futures contract markets, but there can be no guarantee that it will be successful in doing so.

•  Risks Specific to the Crude Oil Markets

Several factors may affect the price of crude oil and, in turn, the WTI crude oil futures contracts and other assets, if any, owned by the Fund. These factors include, but are not limited to, significant increases or decreases in the available supply or demand of crude oil, storage costs, technological factors related to new or improved extraction, refining and processing equipment and/or methods, a significant change in the attitude of speculators and investors towards crude oil, large purchases or sales of crude oil by governments or large institutions, other political factors such as new regulations or political discord in oil producing countries, as well as a significant increase or decrease in crude oil hedging activity by crude oil producers.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of loss to be remote.

16. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

138 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the twenty-eight funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicated with an asterisk below), of each of the funds listed below (twenty-eight of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the periods listed below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2018, the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

CDS Short North American HY Credit ETF (a)
Decline of the Retail Store ETF (b)
DJ Brookfield Global Infrastructure ETF (a)
Equities for Rising Rates ETF (c)
Global Listed Private Equity ETF (a)
Hedge Replication ETF *(a)
High Yield-Interest Rate Hedged (a)
Inflation Expectations ETF (a)
Investment Grade — Interest Rate Hedged (a)
K-1 Free Crude Oil Strategy ETF (d)
Large Cap Core Plus *(a)
Long Online/Short Stores ETF (b)
Managed Futures Strategy ETF (a)
Merger ETF (a)
Morningstar Alternatives Solution ETF (a)
MSCI EAFE Dividend Growers ETF (a)
MSCI Emerging Markets Dividend Growers ETF (a)
MSCI Europe Dividend Growers ETF (a)
RAFI® Long/Short *(a)
Russell 2000 Dividend Growers ETF (a)
S&P 500® Bond ETF (e)
S&P 500 Dividend Aristocrats ETF (a)
S&P 500® Ex-Energy ETF *(a)
S&P 500® Ex-Financials ETF *(a)
S&P 500® Ex-Health Care ETF *(a)
S&P 500® Ex-Technology ETF *(a)
S&P MidCap 400 Dividend Aristocrats ETF (a)
Short Term USD Emerging Markets Bond ETF (a)

(a)  Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with an asterisk) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for the each of the periods indicated therein.

(b)  Statement of assets and liabilities, including the schedule of portfolio investments as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 14, 2017 (commencement of investment operations) through May 31, 2018.

(c)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 24, 2017 (commencement of investment operations) through May 31, 2018.

(d)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2018 and for the period September 26, 2016 (commencement of investment operations) through May 31, 2017, including the related notes.

(e)  Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 1, 2018 (commencement of investment operations) through May 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2018

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 139

At a meeting held on September 11-12, 2017, the Board of Trustees (the "Board"), including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Investment Advisory and Management Agreement (the "Unitary Fee Agreement") between the Trust, on behalf of ProShares S&P 500 Bond Fund (the "New Fund"), and ProShare Advisors LLC (the "Advisor"). The Unitary Fee Agreement was initially unanimously approved by the Board at a meeting held on December 7, 2015. The New Fund commenced operations on May 1, 2018.

The Board, including all of the Independent Trustees, determined that the terms of the Unitary Fee Agreement for the New Fund were fair and reasonable and in the best interests of the New Fund and its shareholders.

The Board requested, and the Advisor provided, information that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Unitary Fee Agreement, including:

(i)  information about the advisory services that were proposed to be provided by the Advisor with respect to the New Fund;

(ii)  the Advisor's Form ADV;

(iii)  biographies of the employees of the Advisor who are primarily responsible for providing investment advisory services to the New Fund;

(iv)  information regarding the proposed contractual fees for the New Fund;

(v)  comparative industry fee data;

(vi)  information about fees and other amounts that were proposed to be received by the Advisor and its affiliates for non-advisory services (if any) with respect to the New Fund;

(vii)  information regarding the Advisor's trade allocation and best execution policies and practices;

(viii)  information about the financial condition of the Advisor; and

(ix)  information regarding how the Advisor will monitor the New Fund's compliance with regulatory requirements and Trust procedures.

The Board evaluated this information, and the Independent Trustees were advised by legal counsel with respect to their deliberations. In addition, the Independent Trustees retained the services of an independent consultant to assist them in evaluating information with respect to certain aspects of their review of the contractual arrangements with respect to the New Fund. In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor.

The Board took note of the information that was provided and considered all of the factors they deemed relevant, including, among other things: (i) the nature, extent, and quality of the services that were expected to be provided by the Advisor; and (ii) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

Nature, Extent and Quality of the Advisor's Services

The Board reviewed the nature, extent and quality of the investment advisory services to be performed by the Advisor with respect to the New Fund. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the New Fund effectively. In particular, the Board considered the following:

•  the investment objective of the New Fund and the Advisor's description of the skills needed to manage the New Fund;

•  unique features of the New Fund, including the asset class and investment strategy of the New Fund, as well as the employment of optimization/sampling techniques necessary to manage the New Fund and develop creation and redemption baskets for the New Fund;

•  the size and experience of the Advisor's portfolio staff and the Advisor's ability to recruit, train and retain personnel with relevant experience and the specific expertise necessary to manage the New Fund;

•  the structure of the portfolio staff compensation program and the incentives it is intended to provide;

•  the collateral, credit and cash management functions at the Advisor and the enhancements made in these areas; and

•  the Advisor's ability to manage the New Fund in a tax efficient manner.

The Board also reviewed the Advisor's compliance program as well as compliance activities to be performed with respect to the New Fund. The Board discussed the compliance program with the New Fund's Chief Compliance Officer (the "CCO"). The Board and the CCO discussed the CCO's evaluation of the operation of the Advisor's compliance program with respect to the New Fund and other Funds for which the Advisor serves as the investment advisor, changes made to the Advisor's compliance program since the CCO's last annual report to the Board, and whether the CCO believed additional enhancements to the compliance program were warranted. The Board discussed key risk areas identified by the CCO and how such risks are addressed by the compliance program.

Based upon its review, the Board concluded that (i) the investment advisory services to be provided by the Advisor with respect to the New Fund were expected to be of high quality, and (ii) it was generally satisfied with the nature, quality and extent of services to be provided by the Advisor to the New Fund.

140 :: BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)PROSHARES TRUST

Comparison of Services and Fees

The Board considered the fairness and reasonableness of the unitary fee payable to the Advisor in light of the investment advisory and other services expected to be provided to the New Fund by or at the expense of the Advisor, the costs of these services and the comparability to the fees paid by other investment companies, including ETFs and in certain cases mutual funds, offering strategies similar in nature and extent to the New Fund. The Board discussed the methodology used to prepare the comparative fee data for the New Fund and the potential limitations of such data. Notwithstanding this challenge, the Board found the comparative information it received to be useful in its evaluation of the reasonableness of the Advisor's fee.

The Board reviewed information prepared by the third-party consultant comparing management and expense information for each Fund to that of a peer group determined by the consultant. The Board noted that, by design, the New Fund will be in some respects unique and therefore no ETF or mutual fund was a perfect comparison for the New Fund. With respect to the New Fund, the Board reviewed peer group information prepared by the consultant comparing the contractual advisory fee rate to be paid by the New Fund to other ETFs with investment objectives most similar to the New Fund.

The Board considered and discussed the fees charged and the services provided by the Advisor as sub-advisor to a certain series of the Ivy Funds, noting the differences between the services provided and expenses borne by the Advisor as investment adviser to the New Fund.

The Board recognized that it is difficult to make comparisons of fees because there are variations in the services that are included in the fees paid by other ETFs and funds, but concluded that the New Fund's proposed unitary fee rate was reasonable given the services proposed to be provided.

Profitability

The Board considered the significant drivers of cost expected to be incurred by the Advisor in managing the New Fund, including, but not limited to, intellectual capital, regulatory compliance, portfolio rebalancing of the New Fund, and entrepreneurial risk, and considered the costs that investors likely would incur if they independently sought to achieve the objectives of the New Fund. The Board noted that the New Fund had not yet commenced operations and thus had not incurred any fees as of the date of the meeting.

Economies of Scale

The Board discussed with representatives of the Advisor potential economies of scale associated with certain costs, and how and when shareholders might benefit from economies of scale.

Conclusions

The Board, including all of the Independent Trustees, concluded that it was in the best interests of the New Fund to approve the Unitary Fee Agreement. The Board indicated to the Advisor that it will continue to consider and evaluate on an ongoing basis potential economies of scale and how the New Fund's shareholders might benefit from those economies of scale.

PROSHARES TRUST BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) :: 141

Federal Tax Information

Pursuant to Section 853 of the Internal Revenue Code, the Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. In addition, these funds have derived net income from foreign counties. For the tax year ended October 31, 2017, the following funds had foreign tax credit and foreign source income:

Funds	Foreign Tax Credit	Foreign Source Income
Global Listed Private Equity ETF	$12,473	658,130
Morningstar Alternatives Solution ETF	2,039	50,235
MSCI EAFE Dividend Growers ETF	105,507	1,634,617
MSCI Emerging Markets Dividend Growers ETF	30,887	272,560
MSCI Europe Dividend Growers ETF	14,867	220,003

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2017, the Funds do not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The Funds designate up to the maximum amount of Qualified Short-Term Gains.

Funds with Equalization

For the tax year ended October 31, 2017, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Funds	Long-Term
Large Cap Core Plus	$3,886,210
Russell 2000 Dividend Growers ETF	319,001
S&P 500® Ex-Energy ETF	1,468
S&P 500® Ex-Health Care ETF	696
S&P 500® Ex-Technology ETF	1,358
S&P Midcap 400 Dividend Aristocrats ETF	666,497

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Trust's Form N-Q will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

142 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (115) ProFunds (112) Access One Trust (3)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProShares (115) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (115) ProFunds (112) Access One Trust (3)	NAIOP (The Commercial Real Estate Development Association)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (115) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 143

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Troy A. Sheets 690 Taylor Road, Suite 210 Gahanna, OH 43230 Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., (2009 to 2016)
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the Advisor (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)
Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, Wisdom Tree Asset Management (October 2010 to October 2012)

144 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED)PROSHARES TRUST

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Strategic ETFs seek returns that are either 1x or -1x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with inverse multiple and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"S&P Merger Arbitrage", "S&P 500® Dividend Aristocrats®", "S&P Strategic Futures Index", "S&P MidCap 400® Dividend Aristocrats®", certain "S&P Select Industry Indices", "S&P 500® Ex-Energy Index", "S&P 500® Ex-Financials & Real Estate Index", "S&P 500® Ex-Health Care Index", "S&P 500® Ex-Information Technology & Telecommunication Services Index"and "Dow Jones Brookfield Global Infrastructure Composite Index" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Dividend Growth Index" is a trademark of Russell Investment Group. "MSCI EAFE Dividend Masters Index", "MSCI Europe Dividend Masters Index" and "MSCI Emerging Markets Dividend Masters Index" are service marks of MSCI. "Credit Suisse 130/30 Large Cap IndexTM" is a trademark of Credit Suisse Securities (USA) LLC or one of its affiliates. "Research Affiliates Fundamental Index®" and "RAFI®" are trademarks of Research Affiliates, LLC. "Merrill Lynch Factor Model - Exchange Series", "Merrill Lynch Factor Model®" and "Merrill Lynch InternationalTM" are intellectual property of Merrill Lynch, Pierce, Fenner & Smith IncorporatedTM or its affiliates ("BofAML"). "Solactive®" is a trademark of Solactive AG, "CITI" is a trademark and service mark of Citigroup Inc. or its affiliates, and is used and registered throughout the world. "LPX® Direct Listed Private Equity Index" and "LPX®" are registered trademarks of LPX GmbH. "Deutsche Bank" and "DBIQ Short Duration Emerging Market Bond IndexSM" are service marks of Deutsche Bank AG. "Bloomberg®", "Bloomberg Commodity IndexSM" and the names identifying each of the individual Bloomberg Commodity Subindexes are trademarks or service marks of Bloomberg Finance L.P. and its affiliates (collectively, "Bloomberg"). "Morningstar® Diversified Alternatives IndexSM" is a product of Morningstar, Inc. "FTSE Developed Europe All Cap Index" is a trademark of the FTSE International Limited ("FTSE"). All have been licensed for use by ProShares. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2018 ProShare Advisors LLC. All rights reserved.  PSSAN0518

ANNUAL REPORT

MAY 31, 2018

Geared

TBF  Short 20+ Year Treasury

TBX  Short 7-10 Year Treasury

SBM  Short Basic Materials

DOG  Short Dow30SM

SEF  Short Financials

YXI  Short FTSE China 50

SJB  Short High Yield

MYY  Short MidCap400

EFZ  Short MSCI EAFE

EUM  Short MSCI Emerging Markets

DDG  Short Oil & Gas

PSQ  Short QQQ®

REK  Short Real Estate

RWM  Short Russell2000

SH  Short S&P500®

SBB  Short SmallCap600

UBT  Ultra 20+ Year Treasury

UST  Ultra 7-10 Year Treasury

UYM  Ultra Basic Materials

UGE  Ultra Consumer Goods

UCC  Ultra Consumer Services

DDM  Ultra Dow30SM

UYG  Ultra Financials

XPP  Ultra FTSE China 50

UPV  Ultra FTSE Europe

GDXX  Ultra Gold Miners

RXL  Ultra Health Care

UJB  Ultra High Yield

UXI  Ultra Industrials

MVV  Ultra MidCap400

UBR  Ultra MSCI Brazil Capped

EFO  Ultra MSCI EAFE

EET  Ultra MSCI Emerging Markets

EZJ  Ultra MSCI Japan

BIB  Ultra Nasdaq Biotechnology

DIG  Ultra Oil & Gas

QLD  Ultra QQQ®

URE  Ultra Real Estate

UWM  Ultra Russell2000

SSO  Ultra S&P500®

USD  Ultra Semiconductors

SAA  Ultra SmallCap600

ROM  Ultra Technology

LTL  Ultra Telecommunications

UPW  Ultra Utilities

UDOW  UltraPro Dow30SM

FINU  UltraPro Financial Select Sector

UMDD  UltraPro MidCap400

UBIO  UltraPro Nasdaq Biotechnology

TQQQ  UltraPro QQQ®

URTY  UltraPro Russell2000

UPRO  UltraPro S&P500®

TTT  UltraPro Short 20+ Year Treasury

SDOW  UltraPro Short Dow30SM

FINZ  UltraPro Short Financial Select Sector

SMDD  UltraPro Short MidCap400

ZBIO  UltraPro Short Nasdaq Biotechnology

SQQQ  UltraPro Short QQQ®

SRTY  UltraPro Short Russell2000

SPXU  UltraPro Short S&P500®

TBT  UltraShort 20+ Year Treasury

PST  UltraShort 7-10 Year Treasury

SMN  UltraShort Basic Materials

SZK  UltraShort Consumer Goods

SCC  UltraShort Consumer Services

DXD  UltraShort Dow30SM

SKF  UltraShort Financials

FXP  UltraShort FTSE China 50

EPV  UltraShort FTSE Europe

GDXS  UltraShort Gold Miners

RXD  UltraShort Health Care

SIJ  UltraShort Industrials

MZZ  UltraShort MidCap400

BZQ  UltraShort MSCI Brazil Capped

EFU  UltraShort MSCI EAFE

EEV  UltraShort MSCI Emerging Markets

EWV  UltraShort MSCI Japan

BIS  UltraShort Nasdaq Biotechnology

DUG  UltraShort Oil & Gas

QID  UltraShort QQQ®

SRS  UltraShort Real Estate

TWM  UltraShort Russell2000

SDS  UltraShort S&P500®

SSG  UltraShort Semiconductors

SDD  UltraShort SmallCap600

REW  UltraShort Technology

SDP  UltraShort Utilities

PROSHARES TRUST  Distributor: SEI Investments Distribution Co.

TABLE OF CONTENTS

I	Shareholder Letter
II	Management Discussion of Fund Performance
XCIII	Expense Examples
1	Schedule of Portfolio Investments
184	Statements of Assets and Liabilities
200	Statements of Operations
216	Statements of Changes in Net Assets
246	Financial Highlights
282	Notes to Financial Statements
315	Report of Independent Registered Public Accounting Firm
316	Miscellaneous Information
318	Trustees and Executive Officers of ProShares Trust

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DEAR SHAREHOLDER:

I am pleased to present the ProShares Trust Annual Report for the 12 months ended May 31, 2018.

Strong Period for Equities, Both U.S. and Abroad

Benign market conditions dominated the second half of 2017. U.S. equity markets closed the year strong amid solid earnings, low unemployment, positive global economic data, and continued low volatility. An accumulation of risks early in 2018, including inflationary concerns and the looming specter of a trade war, contributed to a sudden spike in volatility and a loss of momentum during the first quarter. U.S. equities turned in strong results for the 12-month period, nonetheless. The Dow® and the S&P 500® were up 18.9% and 14.4%, respectively. The S&P MidCap 400® slightly outperformed the S&P 500, rising 14.9%. And U.S. small-cap equities gained the most for the period, up 20.8%, as measured by the Russell 2000® Index. The economy expanded throughout the period. Real GDP increased at an annual rate of 2.2% in the first quarter of 2018, according to the most recent data released. This is down from both the third and fourth quarters of 2017, however, which saw GDP increase by 3.2% and 2.9%.

Seven of the 10 sectors included in the Dow Jones U.S. Industry Indices gained during the 12-month period. Not surprisingly, technology was the top sector, followed by oil & gas and financials. They gained 27.0%, 21.0% and 17.1%, respectively. Of the bottom three sectors, utilities was mostly flat, falling half a percent, while laggards consumer goods and telecommunications declined 4.4% and 4.9%.

International equities also performed during the period, despite challenges. As in the United States, global equities saw a steady close to 2017 but opened to a volatile first quarter in 2018, upset by concerns over interest rates, inflation and trade. The MSCI EAFE Index, which tracks developed markets outside North America, rose 8.0%, while European equities returned a cooler 4.8%, as measured by the MSCI Europe Index. In Asian markets, the FTSE China 50 Index gained a robust 20.2%, while the MSCI Japan Index returned a strong but more restrained 14.6%. Emerging markets, which were up a remarkable 27.4% during last year's reporting period, rose a more balanced 14.0% this period. The U.S. dollar, while displaying some relative strength in the fourth quarter of

2017 and rallying recently, had a comparatively weak period. It declined 2.3%, according to the Bloomberg Dollar Spot Index.

Bond Markets Show Broad Declines

Presented with a complex mix of supportive economic and labor data, a generally strong stock market, inflationary concerns, and a potential trade war, the Federal Reserve hiked its Fed Funds overnight lending rate three times during the period. Confronted with those conditions, the bond market declined. Only corporate high yield credit managed a substantive gain, up 1.8%, as measured by the Markit iBoxx $ Liquid High Yield Index. Meanwhile, the Markit iBoxx $ Liquid Investment Grade Index declined 0.4%, long-dated Treasurys were mostly flat at 0.3%, according to the Ryan Labs Treasury 30 Year Index, and the Ryan Labs Treasury 10 Year Index fell 3.3%. The Barclays U.S. Aggregate Bond Index, representing the broad U.S. bond market, declined 0.4%.

ProShares Adds Assets and Funds

ProShares' assets under management increased during the 12-month period, rising from $24.4 billion to $27.6 billion, and four ETFs were added to the ProShares fund lineup. EQRR, which will be one year old in July, is the first U.S. equity ETF specifically designed to outperform traditional U.S. large-cap indexes during periods of rising interest rates. EMTY and CLIX, launched just before the 2017 holiday shopping season, are Retail Disruption ETFs specifically designed for investors to benefit as consumers move toward online shopping and away from bricks-and-mortar stores. And SPXB, which launched in May 2018, is the first ETF investing exclusively in the bonds of the iconic S&P 500.

Thank you for investing in ProShares. We appreciate your continued trust and confidence.

Sincerely,

Michael L. Sapir

Chairman of the Board of Trustees
PROSHARES.COM :: I

MANAGEMENT DISCUSSION
OF FUND PERFORMANCE

II :: MAY 31, 2018 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

Investment Strategies and Techniques — Geared Funds:

Eighty seven (87) ProShares Geared exchange-traded funds ("ETFs") were in existence for the entire period covered by this annual report (each ProShares Geared ETF, a "Fund" and, collectively, the "Funds").

Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of an underlying index for a single day, not for any other period. This means the Funds seek investment results for a single day only, as measured from the time a Fund calculates its net asset value ("NAV") to the time of the Fund's next NAV calculation, not for longer periods. The return of a Fund for a period longer than a single day will be the result of each day's returns compounded over the period, which will very likely differ from the Fund's stated leveraged, inverse, or inverse leveraged multiple times the return of the Fund's index for that period. During periods of higher market volatility, the volatility of a Fund's index may affect the Fund's return as much as or more than the return of the index.

ProShare Advisors LLC ("PSA"), the Funds' investment adviser, uses a passive approach in seeking to achieve the investment objective of each Fund. Using this approach, PSA determines the type, quantity and mix of investment positions that a Fund should hold to approximate the daily performance of its index.

When managing the Funds, PSA does not invest the assets of the Funds in securities or financial instruments based on its view of the investment merit of a particular security, instrument, or company. In addition, PSA does not conduct conventional investment research or analysis, forecast market movements, trends or market conditions, or take defensive positions in managing assets of the Funds.

The Funds make significant use of investment techniques that may be considered aggressive, including the use of swap agreements, futures contracts, and similar instruments (collectively, "derivatives"). Funds using derivatives are exposed to risks different from, or possibly greater than, the risks associated with investing directly in securities, including one or more of the following: counterparty risk (i.e., the risk that a counterparty is unable or unwilling to make timely payments to meet its contractual obligations) on the amount a Fund expects to receive from a derivatives counterparty, liquidity risk (i.e., the risk that a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of PSA), and increased correlation risk (i.e., the risk that a Fund may not be able to achieve a high degree of correlation with its index or a multiple or inverse thereof). If a counterparty becomes bankrupt, or fails to perform its obligations, the value of an investment in a Fund may decline. With respect to swaps and forward contracts, the Funds seek to mitigate counterparty risk by generally requiring derivatives counterparties to post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owes the Fund, subject to certain minimum thresholds. The

Funds primarily enter into derivatives with counterparties that are major global financial institutions. Any costs associated with using derivatives will have the effect of lowering a Fund's return.

Factors that Materially Affected the Performance of Each Fund during the Year Ended May 31, 20181:

Primary factors affecting Fund performance, before fees and expenses, include the following: the total return of the securities and derivatives (if any) held by a Fund, including the performance of the reference assets to which any derivatives are linked, financing rates paid or earned by a Fund associated with cash and, in certain cases, derivative positions; stock dividends, premiums and bond yields paid or earned by a Fund (including those included in the total return of derivatives contracts); the types of derivative contracts (if any) used by a Fund and their correlation to the relevant index or asset fees, expenses, and transaction costs; the volatility of a Fund's index (and its impact on compounding); and other miscellaneous factors.

•  Index Performance: The performance of each Fund's index and, in turn, the factors and market conditions affecting that index are principal factors driving Fund performance.2

•  Compounding of Daily Returns and Volatility: Each Fund seeks daily investment results, before fees and expenses, that correspond to the performance of a daily benchmark such as the multiple (i.e., 3x or 2x), the inverse (-1x) or an inverse multiple (i.e., -3x or -2x) of its underlying index for a single day only, not for any other period. For longer periods, performance may be greater than or less than a Fund's one-day multiple times the index performance over the period, before fees and expenses. This is due to the effects of compounding, which exists in all investments, but has a more significant impact on geared funds. In general, during periods of higher index volatility, compounding will cause Fund performance for periods longer than a single day to be more or less than the multiple of the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility (particularly when combined with higher index returns), Fund returns over longer periods can be higher than the multiple of the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the following factors: a) period of time; b) financing rates associated with derivatives; c) other Fund expenses; d) dividends and interest paid with respect to the securities in the index, e) the index's volatility; and f) the index's performance. Longer holding periods, higher index volatility, inverse exposure and/or greater leverage each exacerbates the impact of compounding on a Fund's performance. During periods of higher index volatility, the volatility of an index may affect a Fund's return as much as or more than the return of its index. Daily volatility for the U.S. equity markets increased from a year ago. The volatility for the S&P 500 for the year ended May 31, 2018, was 12.4%, which was higher than the prior year's volatility of 9.6%. The volatility of each index utilized by a Fund is shown below.

1  Past performance is not a guarantee of future results.

2  Indexes do not actually hold a portfolio of securities and/or financial instruments. Indexes do not incur fees, expenses and transaction costs. Fees, expenses and transaction costs incurred by the Funds negatively impact the performance of the Funds relative to their respective indexes. Performance of each Fund will generally differ from the performance of the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2018 :: III

Underlying Index	One Year Index Volatility
Dow Jones U.S. SemiconductorsSM Index	23.5%
MSCI Brazil 25/50 Index®	22.0%
NASDAQ Biotechnology Index®	19.9%
FTSE China 50 Index®	19.4%
NYSE Arca Gold Miners Index	19.3%
Dow Jones U.S. TechnologySM Index	17.8%
Dow Jones U.S. Oil & GasSM Index	17.8%
Dow Jones U.S. Select TelecommunicationsSM Index	17.1%
NASDAQ-100 Index®	16.6%
S&P Financial Select Sector Index	16.5%
Dow Jones U.S. Basic MaterialsSM Index	15.2%
Dow Jones U.S. Health CareSM Index	13.9%
S&P SmallCap 600®	13.8%
Dow Jones U.S. FinancialsSM Index	13.7%
Dow Jones U.S. IndustrialsSM Index	13.6%
Russell 2000® Index	13.5%
Dow Jones Industrial AverageSM	13.3%
Dow Jones U.S. Consumer ServicesSM Index	12.8%
S&P 500® Index	12.4%
S&P MidCap 400®	12.3%
MSCI Japan Index®	12.3%
Dow Jones U.S. Real EstateSM Index	11.9%
Dow Jones U.S. UtilitiesSM Index	11.7%
MSCI Emerging Markets Index®	11.5%
Dow Jones U.S. Consumer GoodsSM Index	11.3%
FTSE Developed Europe All Cap Index®	10.1%
ICE U.S. Treasury 20+ Year Bond Index	9.7%
MSCI EAFE Index®	8.7%
ICE U.S. Treasury 7-10 Year Bond Index	4.2%
Markit iBoxx $ Liquid High Yield Index	2.4%

•  Financing Rates Associated with Derivatives: The performance of each Fund was impacted by the related financing costs. Financial instruments such as futures contracts carry implied financing costs. Swap financing rates are negotiated between the Funds and their counterparties, and are typically set at the one-week/one-month London Interbank Offered Rate ("LIBOR") plus or minus a negotiated spread. The one-week LIBOR appreciated from 0.95% to 1.75% during the fiscal year. The one-month LIBOR also increased during the fiscal year from 1.06% to 2.00%. Each Fund with long exposure via derivatives was generally negatively affected by financing rates. Conversely, most Funds with short/inverse derivative exposure generally benefited from financing rates. However, in low interest rate environments, LIBOR adjusted by the spread may actually result in a Fund with short/inverse exposure also being negatively affected by financing rates.

•  Stock Dividends and Bond Yields: The performance of Funds that provide long or leveraged long exposure was positively impacted by capturing the dividend, premium or income yield of the underlying assets to which they have exposure. The performance of Funds that provide inverse or leveraged inverse exposure was negatively impacted by virtue of effectively having to pay out the dividend, premium or income yield (or a multiple thereof, as applicable) associated with the assets to which they have short exposure.

•  Fees, Expenses, and Transaction Costs: Fees and expenses are listed in the financial statements of each Fund and may generally be higher, and thus have a more negative impact on Fund performance compared to many traditional index-based funds. Daily repositioning of each Fund's portfolio to maintain exposure consistent with its investment objective, high levels of shareholder creation and redemption activity, and use of leverage may lead to commensurate increases in portfolio transactions and transaction costs, which negatively impact the daily NAV of each Fund. Transaction costs are not reflected in the Funds' expense ratio. Transaction costs are generally higher for Funds whose indexes are more volatile, that seek to return a larger daily multiple of its index's return, that seek to return an inverse or inverse multiple of its index's return, that invest in foreign securities, and for Funds that hold or have exposure to assets that are comparatively less liquid than assets held by other Funds.

•  Miscellaneous factors: Each Fund holds a mix of securities and/or derivatives that is designed to provide returns that seek to achieve its investment objective. Certain Funds may obtain exposure to only a representative sample of the securities of their index and may not have investment exposure to all securities of the index or may have weightings that are different from that of its index. Certain Funds may also obtain exposure to securities not contained in their respective index or in financial instruments, with the intent of obtaining exposure with aggregate characteristics similar to those of the inverse or a multiple of the Index.

IV :: MAY 31, 2018 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

In addition, certain Funds invested in swap agreements that were based on ETFs that are designed to track the performance of the Fund's index rather than swap agreements that were based on the Fund's index. Because the closing price of an ETF may not perfectly track the performance of its index, there are deviations between the return of a swap whose reference asset is an ETF and the return of a swap based directly on the Fund's index. Thus, the performance of a Fund investing significantly in swap agreements based on an ETF may correlate less with its index than a Fund investing in swap agreements based directly on the Fund's index.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: MAY 31, 2018 :: V

GEARED PROSHARES

ProShares Short 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 0.23%1. For the same period, the Index had a total return of 0.35%2 and a volatility of 9.70%. For the period, the Fund had an average daily volume of 456,342 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index is market value weighted and consists of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 20+ Treasury from August 18, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (8/18/09)
ProShares Short 20+ Year Treasury	0.23%	-5.76%	-8.61%
ICE U.S. Treasury 20+ Year Bond Index	0.35%	4.09%	6.24%

Expense Ratios**

Fund	Gross	Net
ProShares Short 20+ Year Treasury	0.92%	0.92%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Futures Contracts	(1%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VI :: TBF SHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 3.53%1. For the same period, the Index had a total return of –2.41%2 with a volatility of 4.16%. For the period, the Fund had an average daily volume of 27,094 shares and an average daily statistical correlation of over 0.99 the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index is market value weighted and consists of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short 7-10 Year Treasury from April 4, 2011 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (4/4/11)
ProShares Short 7-10 Year Treasury	3.53%	-2.30%	-4.36%
ICE U.S. Treasury 7-10 Year Bond Index	-2.41%	1.48%	3.42%

Expense Ratios**

Fund	Gross	Net
ProShares Short 7-10 Year Treasury	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(98%)
Futures Contracts	(3%)
Total Exposure	(101%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT 7-10 YEAR TREASURY TBX :: VII

ProShares Short Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –13.88%1. For the same period, the Index had a total return of 14.89%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 583 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Basic Materials from March 16, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short Basic Materials	-13.88%	-10.98%	-11.80%
Dow Jones U.S. Basic Materials Index	14.89%	9.04%	7.92%

Expense Ratios**

Fund	Gross	Net
ProShares Short Basic Materials	2.67%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	81.7%
Metals & Mining	17.2%
Paper & Forest Products	0.9%
Oil, Gas & Consumable Fuels	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

VIII :: SBM SHORT BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –15.82%1. For the same period, the Index had a total return of 18.91%2 and a volatility of 13.26%. For the period, the Fund had an average daily volume of 255,597 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Dow30SM from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short Dow30SM	-15.82%	-12.63%	-12.16%
Dow Jones Industrial Average	18.91%	12.77%	9.66%

Expense Ratios**

Fund	Gross	Net
ProShares Short Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(91%)
Futures Contracts	(9%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	23.7%
Information Technology	18.5%
Financials	15.8%
Consumer Discretionary	14.6%
Health Care	12.9%
Energy	5.8%
Consumer Staples	5.6%
Materials	1.8%
Telecommunication Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT DOW30SM DOG :: IX

ProShares Short Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –14.99%1. For the same period, the Index had a total return of 17.10%2 and a volatility of 13.67%. For the period, the Fund had an average daily volume of 9,330 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Financials from June 10, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/10/08)
ProShares Short Financials	-14.99%	-13.18%	-16.15%
Dow Jones U.S. Financials Index	17.10%	12.50%	6.64%

Expense Ratios**

Fund	Gross	Net
ProShares Short Financials	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	32.2%
Diversified Financials	27.4%
Real Estate	18.5%
Insurance	13.7%
Software & Services	7.9%
Commercial & Professional Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

X :: SEF SHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –19.52%1. For the same period, the Index had a total return of 20.21%2 and a volatility of 19.41%. For the period, the Fund had an average daily volume of 5,536 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is comprised of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short FTSE China 50 from March 16, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short FTSE China 50	-19.52%	-13.60%	-11.37%
FTSE China 50 Index	20.21%	8.77%	4.94%

Expense Ratios**

Fund	Gross	Net
ProShares Short FTSE China 50	1.62%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	48.0%
Energy	13.1%
Information Technology	11.3%
Real Estate	9.4%
Telecommunication Services	7.9%
Industrials	4.8%
Consumer Discretionary	3.8%
Materials	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT FTSE CHINA 50 YXI :: XI

ProShares Short High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –1.37%1. For the same period, the Index had a total return of 1.81%2 with a volatility of 2.43%. For the period, the Fund had an average daily volume of 84,468 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, corporate bonds for sale in the United States that are issued by companies domiciled in the U.S., Bermuda, Canada, Cayman Islands, Western Europe or Japan, are rated sub-investment grade by Moody's Investors Service, Inc., Fitch, Inc. or Standard and Poor's Financial Services, LLC; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and are between three and fifteen years to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short High Yield from March 21, 2011 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (3/21/11)
ProShares Short High Yield	-1.37%	-5.74%	-7.26%
Markit iBoxx $ Liquid High Yield Index	1.81%	4.05%	5.49%

Expense Ratios**

Fund	Gross	Net
ProShares Short High Yield	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Markit iBoxx $ Liquid High Yield
Index – Composition

% of Index
High Yield	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XII :: SJB SHORT HIGH YIELD :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –13.03%1. For the same period, the Index had a total return of 14.86%2 and a volatility of 12.30%. For the period, the Fund had an average daily volume of 6,118 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MidCap400 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short MidCap400	-13.03%	-12.71%	-14.04%
S&P MidCap 400	14.86%	12.17%	9.93%

Expense Ratios**

Fund	Gross	Net
ProShares Short MidCap400	1.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(89%)
Futures Contracts	(11%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Financials	16.7%
Information Technology	16.6%
Industrials	15.3%
Consumer Discretionary	12.5%
Real Estate	9.2%
Health Care	7.9%
Materials	7.2%
Energy	5.7%
Utilities	5.6%
Consumer Staples	3.2%
Telecommunication Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MIDCAP400 MYY :: XIII

ProShares Short MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –7.38%1. For the same period, the Index had a total return of 7.97%2 and a volatility of 8.71%. For the period, the Fund had an average daily volume of 15,732 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI EAFE from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short MSCI EAFE	-7.38%	-7.91%	-8.43%
MSCI EAFE Index	7.97%	5.93%	2.09%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI EAFE	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(99%)
Total Exposure	(99%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	24.8%
United Kingdom	18.0%
France	11.0%
Others	9.6%
Germany	9.5%
Switzerland	7.5%
Australia	6.8%
Hong Kong	3.7%
Netherlands	3.6%
Spain	2.9%
Sweden	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	20.0%
Industrials	14.6%
Consumer Discretionary	12.6%
Consumer Staples	11.0%
Health Care	10.3%
Materials	8.3%
Information Technology	6.8%
Energy	5.9%
Telecommunication Services	3.7%
Real Estate	3.6%
Utilities	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XIV :: EFZ SHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –13.39%1. For the same period, the Index had a total return of 14.03%2 and a volatility of 11.51%. For the period, the Fund had an average daily volume of 339,794 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in emerging markets countries.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short MSCI Emerging Markets from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short MSCI Emerging Markets	-13.39%	-8.43%	-11.68%
MSCI Emerging Markets Index	14.03%	4.52%	1.62%

Expense Ratios**

Fund	Gross	Net
ProShares Short MSCI Emerging Markets	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	31.7%
Korea	15.4%
Taiwan	11.6%
Others	9.1%
India	8.5%
South Africa	6.5%
Brazil	6.2%
Russia	3.5%
Mexico	2.7%
Thailand	2.4%
Malaysia	2.4%

MSCI Emerging Markets Index – Composition

% of Index
Information Technology	28.6%
Financials	23.0%
Consumer Discretionary	9.4%
Materials	7.5%
Energy	7.4%
Consumer Staples	6.5%
Industrials	5.1%
Telecommunication Services	4.4%
Health Care	2.9%
Real Estate	2.8%
Utilities	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT MSCI EMERGING MARKETS EUM :: XV

ProShares Short Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –18.82%1. For the same period, the Index had a total return of 20.83%2 and a volatility of 17.76%. For the period, the Fund had an average daily volume of 1,198 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Oil & Gas from June 10, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/10/08)
ProShares Short Oil & Gas	-18.82%	-5.33%	-8.63%
Dow Jones U.S. Oil & Gas Index	20.83%	0.99%	0.71%

Expense Ratios**

Fund	Gross	Net
ProShares Short Oil & Gas	2.32%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	85.2%
Energy Equipment & Services	14.0%
Electric Utilities	0.4%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVI :: DDG SHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018 the Fund had a total return of –18.55%1. For the same period, the Index had a total return of 21.66%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 1,011,418 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short QQQ® from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short QQQ®	-18.55%	-18.53%	-16.78%
NASDAQ-100 Index	21.66%	19.96%	14.33%

Expense Ratios**

Fund	Gross	Net
ProShares Short QQQ®	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(94%)
Futures Contracts	(6%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	62.0%
Consumer Discretionary	22.1%
Health Care	9.2%
Consumer Staples	3.9%
Industrials	2.1%
Telecommunication Services	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT QQQ® PSQ :: XVII

ProShares Short Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –3.07%1. For the same period, the Index had a total return of 3.15%2 and a volatility of 11.91%. For the period, the Fund had an average daily volume of 8,678 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Real Estate from March 16, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (3/16/10)
ProShares Short Real Estate	-3.07%	-8.84%	-12.80%
Dow Jones U.S. Real Estate Index	3.15%	7.26%	10.27%

Expense Ratios**

Fund	Gross	Net
ProShares Short Real Estate	1.30%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.3%
Mortgage Real Estate Investment Trusts (REITs)	4.5%
Real Estate Management & Development	2.9%
Professional Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XVIII :: REK SHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –17.71%1. For the same period, the Index had a total return of 20.76%2 and a volatility of 13.53%. For the period, the Fund had an average daily volume of 337,141 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short Russell2000 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short Russell2000	-17.71%	-13.64%	-15.54%
Russell 2000 Index	20.76%	12.18%	9.63%

Expense Ratios**

Fund	Gross	Net
ProShares Short Russell2000	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(97%)
Futures Contracts	(3%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Information Technology	17.5%
Health Care	16.9%
Industrials	14.6%
Consumer Discretionary	12.0%
Real Estate	6.5%
Energy	4.3%
Materials	4.3%
Utilities	3.2%
Consumer Staples	2.3%
Telecommunication Services	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT RUSSELL2000 RWM :: XIX

ProShares Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –12.20%1. For the same period, the Index had a total return of 14.38%2 and a volatility of 12.39%. For the period, the Fund had an average daily volume of 3,260,840 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short S&P500® from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short S&P500®	-12.20%	-12.75%	-12.15%
S&P 500	14.38%	12.97%	9.13%

Expense Ratios**

Fund	Gross	Net
ProShares Short S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(95%)
Futures Contracts	(5%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.0%
Financials	14.2%
Health Care	13.9%
Consumer Discretionary	12.9%
Industrials	9.9%
Consumer Staples	6.7%
Energy	6.3%
Materials	2.8%
Utilities	2.8%
Real Estate	2.7%
Telecommunication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XX :: SH SHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Short SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to the inverse (–1x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –19.25%1. For the same period, the Index had a total return of 22.72%2 and a volatility of 13.84%. For the period, the Fund had an average daily volume of 4,723 shares and an average daily statistical correlation of over 0.99 to the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Index. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Short SmallCap600 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Short SmallCap600	-19.25%	-15.04%	-16.01%
S&P SmallCap 600	22.72%	14.30%	11.24%

Expense Ratios**

Fund	Gross	Net
ProShares Short SmallCap600	1.39%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(100%)
Total Exposure	(100%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	19.1%
Financials	16.9%
Information Technology	15.3%
Consumer Discretionary	14.3%
Health Care	13.3%
Real Estate	5.7%
Materials	5.0%
Energy	4.2%
Consumer Staples	3.0%
Utilities	2.2%
Telecommunication Services	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: SHORT SMALLCAP600 SBB :: XXI

ProShares Ultra 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –2.64%1. For the same period, the Index had a total return of 0.35%2 and a volatility of 9.70%. For the period, the Fund had an average daily volume of 29,276 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index is market value weighted and consists of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than twenty years and has $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the "Fed"). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 20+ Year Treasury from January 19, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (1/19/10)
ProShares Ultra 20+ Year Treasury	-2.64%	5.36%	10.74%
ICE U.S. Treasury 20+ Year Bond Index	0.35%	4.09%	6.80%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 20+ Year Treasury	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	80%
Swap Agreements	115%
Futures Contracts	6%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond
Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXII :: UBT ULTRA 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one NAV calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –7.03%1. For the same period, the Index had a total return of –2.41%2 and a volatility of 4.16%. For the period, the Fund had an average daily volume of 32,058 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index is market value weighted and consists of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the "Fed"). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra 7-10 Year Treasury from January 19, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (1/19/10)
ProShares Ultra 7-10 Year Treasury	-7.03%	1.35%	6.36%
ICE U.S. Treasury 7-10 Year Bond Index	-2.41%	1.48%	3.87%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra 7-10 Year Treasury	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
U.S. Treasury Obligations	73%
Swap Agreements	125%
Futures Contracts	2%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond
Index – Composition

% of Index
7-10 Year U.S. Treasury	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA 7-10 YEAR TREASURY UST :: XXIII

ProShares Ultra Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 25.23%1. For the same period, the Index had a total return of 14.89%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 8,026 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Basic Materials from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Basic Materials	25.23%	13.26%	-3.20%
Dow Jones U.S. Basic Materials Index	14.89%	9.04%	3.79%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Basic Materials	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	113%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
DowDuPont, Inc.	19.3%
Monsanto Co.	7.2%
Praxair, Inc.	5.8%
Ecolab, Inc.	4.8%
LyondellBasell Industries NV, Class A	4.7%

Dow Jones U.S. Basic Materials
Index – Composition

% of Index
Chemicals	81.7%
Metals & Mining	17.2%
Paper & Forest Products	0.9%
Oil, Gas & Consumable Fuels	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXIV :: UYM ULTRA BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –12.45%1. For the same period, the Index had a total return of –4.41%2 and a volatility of 11.29%. For the period, the Fund had an average daily volume of 4,850 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Consumer Goods from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Goods	-12.45%	13.41%	14.58%
Dow Jones U.S. Consumer Goods Index	-4.41%	8.28%	9.38%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Goods	1.76%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	111%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Procter & Gamble Co. (The)	8.0%
Coca-Cola Co. (The)	7.2%
PepsiCo, Inc.	6.2%
Philip Morris International, Inc.	5.4%
Altria Group, Inc.	4.6%

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	46.3%
Household & Personal Products	17.6%
Consumer Durables & Apparel	16.1%
Automobiles & Components	11.8%
Software & Services	5.2%
Capital Goods	1.4%
Retailing	0.9%
Diversified Financials	0.3%
Food & Staples Retailing	0.2%
Commercial & Professional Services	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA CONSUMER GOODS UGE :: XXV

ProShares Ultra Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 23.05%1. For the same period, the Index had a total return of 13.51%2 and a volatility of 12.77%. For the period, the Fund had an average daily volume of 2,276 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra Consumer Services from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Consumer Services	23.05%	26.28%	21.85%
Dow Jones U.S. Consumer Services Index	13.51%	14.48%	13.60%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Consumer Services	1.45%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	77%
Swap Agreements	123%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Amazon.com, Inc.	14.9%
Home Depot, Inc. (The)	5.0%
Netflix, Inc.	3.5%
Walt Disney Co. (The)	3.4%
Comcast Corp., Class A	3.3%

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	48.4%
Media	19.5%
Consumer Services	16.6%
Food & Staples Retailing	9.5%
Transportation	3.5%
Commercial & Professional Services	1.3%
Health Care Equipment & Services	0.9%
Software & Services	0.2%
Capital Goods	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVI :: UCC ULTRA CONSUMER SERVICES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 34.72%1. For the same period, the Index had a total return of 18.91%2 and a volatility of 13.26%. For the period, the Fund had an average daily volume of 763,305 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Dow30SM from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Dow30SM	34.72%	22.89%	13.95%
Dow Jones Industrial Average	18.91%	12.77%	9.66%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	74%
Swap Agreements	120%
Futures Contracts	6%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Boeing Co. (The)	7.3%
UnitedHealth Group, Inc.	5.0%
Goldman Sachs Group, Inc. (The)	4.7%
3M Co.	4.1%
Apple, Inc.	3.9%

Dow Jones Industrial Average – Composition

% of Index
Industrials	23.7%
Information Technology	18.5%
Financials	15.8%
Consumer Discretionary	14.6%
Health Care	12.9%
Energy	5.8%
Consumer Staples	5.6%
Materials	1.8%
Telecommunication Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA DOW30SM DDM :: XXVII

ProShares Ultra Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 30.49%1. For the same period, the Index had a total return of 17.10%2 and a volatility of 13.67%. For the period, the Fund had an average daily volume of 140,068 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Financials from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Financials	30.49%	21.49%	-1.16%
Dow Jones U.S. Financials Index	17.10%	12.50%	5.90%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Financials	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	87%
Swap Agreements	113%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	6.2%
JPMorgan Chase & Co.	6.2%
Bank of America Corp.	4.7%
Wells Fargo & Co.	4.0%
Visa, Inc., Class A	4.0%

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	32.2%
Diversified Financials	27.4%
Real Estate	18.5%
Insurance	13.7%
Software & Services	7.9%
Commercial & Professional Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXVIII :: UYG ULTRA FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE China 50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 33.41%1. For the same period, the Index had a total return of 20.21%2 and a volatility of 19.41%. For the period, the Fund had an average daily volume of 12,045 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is comprised of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE China 50 from June 2, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra FTSE China 50	33.41%	10.96%	3.60%
FTSE China 50 Index	20.21%	8.77%	5.46%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE China 50	1.18%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	201%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	48.0%
Energy	13.1%
Information Technology	11.3%
Real Estate	9.4%
Telecommunication Services	7.9%
Industrials	4.8%
Consumer Discretionary	3.8%
Materials	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA FTSE CHINA 50 XPP :: XXIX

ProShares Ultra FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the FTSE Developed Europe All Cap Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 7.88%1. For the same period, the Index had a total return of 5.86%2 and a volatility of 10.11%. For the period, the Fund had an average daily volume of 1,694 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra FTSE Europe from April 27, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index perforrnance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (4/27/10)
ProShares Ultra FTSE Europe	7.88%	8.08%	7.79%
FTSE Developed Europe All Cap Index	5.86%	6.06%	6.62%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra FTSE Europe	1.58%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	24.5%
France	15.0%
Germany	15.0%
Switzerland	13.4%
Others	6.9%
Netherlands	6.5%
Spain	5.1%
Sweden	4.9%
Italy	3.9%
Denmark	2.8%
Belgium	2.0%

FTSE Developed Europe All Cap
Index – Composition

Financials	19.0%
Industrials	14.4%
Consumer Staples	12.0%
Health Care	11.8%
Consumer Discretionary	11.6%
Materials	8.6%
Energy	7.8%
Information Technology	5.7%
Utilities	3.5%
Telecommunication Services	3.1%
Real Estate	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXX :: UPV ULTRA FTSE EUROPE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Gold Miners (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NYSE Arca Gold Miners Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –9.08%1. For the same period, the Index had a total return of –0.43%2 and a volatility of 19.27%. For the period, the Fund had an average daily volume of 10,543 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a modified market-capitalization weighted index primarily comprised of publicly traded companies involved in the mining of gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Index at the time of the Index's rebalance.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Gold Miners from February 12, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (2/12/15)
ProShares Ultra Gold Miners	-9.08%	-13.29%
NYSE Arca Gold Miners Index	-0.43%	2.76%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Gold Miners	1.92%	1.21%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	126%
Exchange Traded Funds	74%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
VanEck Vectors Gold Miners ETF*	74.4%

*The most recent annual and semi-annual Reports can be found at www.vaneck.com

NYSE Arca Gold Miners Index – Composition

% of Index
Materials	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA GOLD MINERS GDXX :: XXXI

ProShares Ultra Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 19.90%1. For the same period, the Index had a total return of 12.30%2 and a volatility of 13.89%. For the period, the Fund had an average daily volume of 7,861 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Health Care from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Health Care	19.90%	23.67%	20.39%
Dow Jones U.S. Health Care Index	12.30%	13.67%	12.62%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Health Care	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	94%
Swap Agreements	106%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Johnson & Johnson	8.8%
UnitedHealth Group, Inc.	6.4%
Pfizer, Inc.	5.9%
Merck & Co., Inc.	4.4%
AbbVie, Inc.	4.3%

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	30.0%
Health Care Equipment & Supplies	22.1%
Health Care Providers & Services	21.4%
Biotechnology	20.3%
Life Sciences Tools & Services	6.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXII :: RXL ULTRA HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra High Yield (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Markit iBoxx $ Liquid High Yield Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 1.09%1. For the same period, the Index had a total return of 1.81%2 and a volatility of 2.43%. For the period, the Fund had an average daily volume of 280 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in exchange traded funds ("ETFs")and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider. Currently, the bonds eligible for inclusion in the Index include U.S. dollar-denominated, corporate bonds for sale in the United States that are issued by companies domiciled in the U.S., Bermuda, Canada, Cayman Islands, Western Europe or Japan, are rated sub-investment grade by Moody's Investors Service, Inc., Fitch, Inc. or Standard and Poor's Financial Services, LLC; are from issuers with at least $1 billion par outstanding; have at least $400 million of outstanding face value; and are between three and fifteen years to maturity. There is no limit to the number of issues in the Index.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra High Yield from April 13, 2011 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (4/13/11)
ProShares Ultra High Yield	1.09%	6.20%	8.19%
Markit iBoxx $ Liquid High Yield Index	1.81%	4.05%	5.38%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra High Yield	7.81%	1.30%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	127%
Exchange Traded Funds	73%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Long-Term Fixed-Income Holdings

% of Net Assets
iShares iBoxx $ High Yield Corporate Bond ETF*	72.5%

*The most recent annual and semi-annual reports can be found at www.ishares.com

Markit iBoxx $ Liquid High Yield
Index – Composition

% of Index
High Yield	100%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA HIGH YIELD UJB :: XXXIII

ProShares Ultra Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 24.50%1. For the same period, the Index had a total return of 14.43%2 and a volatility of 13.57%. For the period, the Fund had an average daily volume of 3,362 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Industrials from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Industrials	24.50%	24.11%	11.56%
Dow Jones U.S. Industrials Index	14.43%	13.71%	9.49%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Industrials	1.51%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	85%
Swap Agreements	115%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Boeing Co. (The)	4.9%
General Electric Co.	3.1%
3M Co.	2.9%
Union Pacific Corp.	2.8%
Honeywell International, Inc.	2.8%

Dow Jones U.S. Industrials
Index – Composition

% of Index
Capital Goods	56.2%
Software & Services	15.0%
Transportation	13.1%
Materials	5.6%
Technology Hardware & Equipment	5.3%
Commercial & Professional Services	4.6%
Pharmaceuticals, Biotechnology & Life Sciences	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXIV :: UXI ULTRA INDUSTRIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 26.30%1. For the same period, the Index had a total return of 14.86%2 and a volatility of 12.30%. For the period, the Fund had an average daily volume of 86,870 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MidCap400 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra MidCap400	26.30%	20.97%	12.38%
S&P MidCap 400	14.86%	12.17%	9.93%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MidCap400	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	84%
Swap Agreements	112%
Futures Contracts	4%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
HollyFrontier Corp.	0.6%
Broadridge Financial Solutions, Inc.	0.6%
Teleflex, Inc.	0.6%
Steel Dynamics, Inc.	0.6%
Keysight Technologies, Inc.	0.5%

S&P MidCap 400 – Composition

% of Index
Financials	16.7%
Information Technology	16.6%
Industrials	15.3%
Consumer Discretionary	12.5%
Real Estate	9.2%
Health Care	7.9%
Materials	7.2%
Energy	5.7%
Utilities	5.6%
Consumer Staples	3.2%
Telecommunication Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MIDCAP400 MVV :: XXXV

ProShares Ultra MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –2.59%1. For the same period, the Index had a total return of 4.49%2 and a volatility of 22.01%. For the period, the Fund had an average daily volume of 5,663 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted, market capitalization of the region.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra MSCI Brazil Capped from April 27, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (4/27/10)
ProShares Ultra MSCI Brazil Capped	-2.59%	-19.55%	-20.25%
MSCI Brazil 25/50 Index	4.49%	-3.88%	-5.35%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Brazil Capped	1.23%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	34.0%
Materials	20.2%
Energy	11.4%
Consumer Staples	10.5%
Industrials	6.3%
Utilities	5.2%
Consumer Discretionary	4.5%
Telecommunication Services	3.0%
Information Technology	1.8%
Health Care	1.7%
Real Estate	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex- date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVI :: UBR ULTRA MSCI BRAZIL CAPPED :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI EAFE Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 11.17%1. For the same period, the Index had a total return of 7.97%2 and a volatility of 8.71%. For the period, the Fund had an average daily volume of 6,647 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI EAFE from June 2, 2009 to May 31, 2018, assuming the reinvestment of distribution.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI EAFE	11.17%	7.59%	8.60%
MSCI EAFE Index	7.97%	5.93%	7.25%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI EAFE	1.19%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	201%
Total Exposure	201%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	24.8%
United Kingdom	18.0%
France	11.0%
Others	9.6%
Germany	9.5%
Switzerland	7.5%
Australia	6.8%
Hong Kong	3.7%
Netherlands	3.6%
Spain	2.9%
Sweden	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	20.0%
Industrials	14.6%
Consumer Discretionary	12.6%
Consumer Staples	11.0%
Health Care	10.3%
Materials	8.3%
Information Technology	6.8%
Energy	5.9%
Telecommunication Services	3.7%
Real Estate	3.6%
Utilities	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI EAFE EFO :: XXXVII

ProShares Ultra MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 21.20%1. For the same period, the Index had a total return of 14.03%2 and a volatility of 11.51%. For the period, the Fund had an average daily volume of 11,763 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in emerging markets countries.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Emerging Markets from June 2, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI Emerging Markets	21.20%	3.21%	4.04%
MSCI Emerging Markets Index	14.03%	4.52%	6.33%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Emerging Markets	1.19%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets
Index – Country

% of Index
China	31.7%
Korea	15.4%
Taiwan	11.6%
Others	9.1%
India	8.5%
South Africa	6.5%
Brazil	6.2%
Russia	3.5%
Mexico	2.7%
Thailand	2.4%
Malaysia	2.4%

MSCI Emerging Markets
Index – Composition

% of Index
Information Technology	28.6%
Financials	23.0%
Consumer Discretionary	9.4%
Materials	7.5%
Energy	7.4%
Consumer Staples	6.5%
Industrials	5.1%
Telecommunication Services	4.4%
Health Care	2.9%
Real Estate	2.8%
Utilities	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XXXVIII :: EET ULTRA MSCI EMERGING MARKETS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the MSCI Japan Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 22.51%1. For the same period, the Index had a total return of 14.57%2 and a volatility of 12.26%. For the period, the Fund had an average daily volume of 2,910 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in Japan.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally positively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra MSCI Japan from June 2, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/2/09)
ProShares Ultra MSCI Japan	22.51%	11.39%	8.58%
MSCI Japan Index	14.57%	8.29%	7.40%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra MSCI Japan	1.52%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	200%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	21.3%
Consumer Discretionary	20.0%
Information Technology	12.8%
Financials	12.0%
Consumer Staples	8.5%
Health Care	7.6%
Materials	6.1%
Telecommunication Services	4.9%
Real Estate	4.0%
Utilities	1.8%
Energy	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA MSCI JAPAN EZJ :: XXXIX

ProShares Ultra Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 22.54%1. For the same period, the Index had a total return of 14.44%2 and a volatility of 19.92%. For the period, the Fund had an average daily volume of 247,358 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Nasdaq Biotechnology from April 7, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (4/7/10)
ProShares Ultra Nasdaq Biotechnology	22.54%	18.08%	27.98%
NASDAQ Biotechnology Index	14.44%	13.11%	17.32%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Nasdaq Biotechnology	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	89%
Swap Agreements	111%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.
Largest Equity Holdings

Company	% of Net Assets
Biogen, Inc.	7.2%
Amgen, Inc.	6.9%
Celgene Corp.	6.4%
Gilead Sciences, Inc.	6.1%
Vertex Pharmaceuticals, Inc.	4.6%

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	81.0%
Pharmaceuticals	11.1%
Life Sciences Tools & Services	7.3%
Health Care Equipment & Supplies	0.5%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XL :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 37.30%1. For the same period, the Index had a total return of 20.83%2 and a volatility of 17.76%. For the period, the Fund had an average daily volume of 115,245 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Oil & Gas from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Oil & Gas	37.30%	-4.24%	-8.63%
Dow Jones U.S. Oil & Gas Index	20.83%	0.99%	0.75%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Oil & Gas	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	75%
Swap Agreements	125%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Exxon Mobil Corp.	15.9%
Chevron Corp.	11.0%
Schlumberger Ltd.	4.4%
ConocoPhillips	3.7%
EOG Resources, Inc.	3.2%

Dow Jones U.S. Oil & Gas
Index – Composition

% of Index
Oil, Gas & Consumable Fuels	85.2%
Energy Equipment & Services	14.0%
Electric Utilities	0.4%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA OIL & GAS DIG :: XLI

ProShares Ultra QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 39.75%1. For the same period, the Index had a total return of 21.66%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 1,648,396 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra QQQ® from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra QQQ®	39.75%	37.82%	22.47%
NASDAQ-100 Index	21.66%	19.96%	14.33%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra QQQ®	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	82%
Swap Agreements	110%
Futures Contracts	8%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	9.8%
Amazon.com, Inc.	8.2%
Microsoft Corp.	7.9%
Facebook, Inc., Class A	4.8%
Alphabet, Inc., Class C	3.9%

NASDAQ-100 Index – Composition

% of Index
Information Technology	62.0%
Consumer Discretionary	22.1%
Health Care	9.2%
Consumer Staples	3.9%
Industrials	2.1%
Telecommunication Services	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLII :: QLD ULTRA QQQ® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 1.68%1. For the same period, the Index had a total return of 3.15%2 and a volatility of 11.91%. For the period, the Fund had an average daily volume of 39,571 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITS"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Real Estate from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Real Estate	1.68%	10.37%	-2.49%
Dow Jones U.S. Real Estate Index	3.15%	7.26%	6.00%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Real Estate	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	83%
Swap Agreements	117%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
American Tower Corp.	5.0%
Simon Property Group, Inc.	4.1%
Crown Castle International Corp.	3.5%
Prologis, Inc.	2.8%
Public Storage	2.6%

Dow Jones U.S. Real Estate
Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.3%
Mortgage Real Estate Investment Trusts (REITs)	4.5%
Real Estate Management & Development	2.9%
Professional Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA REAL ESTATE URE :: XLIII

ProShares Ultra Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 39.66%1. For the same period, the Index had a total return of 20.76%2 and volatility of 13.53%. For the period, the Fund had an average daily volume of 225,671 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Russell2000 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Russell2000	39.66%	21.08%	11.11%
Russell 2000 Index	20.76%	12.18%	9.63%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Russell2000	1.29%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	76%
Swap Agreements	114%
Futures Contracts	10%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nektar Therapeutics	0.4%
GrubHub, Inc.	0.3%
Bluebird Bio, Inc.	0.3%
Exact Sciences Corp.	0.2%
Aspen Technology, Inc.	0.2%

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Information Technology	17.5%
Health Care	16.9%
Industrials	14.6%
Consumer Discretionary	12.0%
Real Estate	6.5%
Energy	4.3%
Materials	4.3%
Utilities	3.2%
Consumer Staples	2.3%
Telecommunication Services	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLIV :: UWM ULTRA RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 25.17%1. For the same period, the Index had a total return of 14.38%2 and a volatility of 12.39%. For the period, the Fund had an average daily volume of 1,876,289 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra S&P500® from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra S&P500®	25.17%	23.34%	12.29%
S&P 500	14.38%	12.97%	9.13%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	80%
Swap Agreements	113%
Futures Contracts	7%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	3.3%
Microsoft Corp.	2.7%
Amazon.com, Inc.	2.3%
Facebook, Inc., Class A	1.6%
Berkshire Hathaway, Inc., Class B	1.3%

S&P 500 – Composition

% of Index
Information Technology	26.0%
Financials	14.2%
Health Care	13.9%
Consumer Discretionary	12.9%
Industrials	9.9%
Consumer Staples	6.7%
Energy	6.3%
Materials	2.8%
Utilities	2.8%
Real Estate	2.7%
Telecommunication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA S&P500® SSO :: XLV

ProShares Ultra Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 64.38%1. For the same period, the Index had a total return of 33.90%2 and a volatility of 23.51%. For the period, the Fund had an average daily volume of 40,923 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Semiconductors from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Semiconductors	64.38%	48.32%	17.90%
Dow Jones U.S. Semiconductors Index	33.90%	25.66%	13.74%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Semiconductors	1.25%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	81%
Swap Agreements	119%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Intel Corp.	19.1%
NVIDIA Corp.	11.3%
Texas Instruments, Inc.	8.1%
Broadcom, Inc.	7.6%
QUALCOMM, Inc.	6.3%

Dow Jones U.S. Semiconductors
Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.8%
Technology Hardware & Equipment	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVI :: USD ULTRA SEMICONDUCTORS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the S&P SmallCap 600® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 43.68%1. For the same period, the Index had a total return of 22.72%2 and a volatility of 13.84%. For the period, the Fund had an average daily volume of 1,019 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares Ultra SmallCap600 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra SmallCap600	43.68%	25.47%	14.69%
S&P SmallCap 600	22.72%	14.30%	11.24%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra SmallCap600	1.48%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	81%
Swap Agreements	119%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Chemed Corp.	0.5%
Haemonetics Corp.	0.5%
Integra LifeSciences Holdings Corp.	0.4%
FirstCash, Inc.	0.4%
CACI International, Inc., Class A	0.4%

S&P SmallCap 600 – Composition

% of Index
Industrials	19.1%
Financials	16.9%
Information Technology	15.3%
Consumer Discretionary	14.3%
Health Care	13.3%
Real Estate	5.7%
Materials	5.0%
Energy	4.2%
Consumer Staples	3.0%
Utilities	2.2%
Telecommunication Services	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA SMALLCAP600 SAA :: XLVII

ProShares Ultra Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 51.57%1. For the same period, the Index had a total return of 26.96%2 and a volatility of 17.80%. For the period, the Fund had an average daily volume of 49,117 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Technology from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Technology	51.57%	38.72%	19.60%
Dow Jones U.S. Technology Index	26.96%	20.52%	13.10%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Technology	1.04%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	86%
Swap Agreements	114%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	14.7%
Microsoft Corp.	11.8%
Facebook, Inc., Class A	7.1%
Alphabet, Inc., Class C	5.1%
Alphabet, Inc., Class A	5.1%

Dow Jones U.S. Technology
Index – Composition

% of Index
Software & Services	53.8%
Technology Hardware & Equipment	25.2%
Semiconductors & Semiconductor Equipment	19.7%
Health Care Equipment & Services	0.7%
Telecommunication Services	0.4%
Consumer Durables & Apparel	0.1%
Commercial & Professional Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XLVIII :: ROM ULTRA TECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares Ultra Telecommunications (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. Select TelecommunicationsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –31.38%1. For the same period, the Index had a total return of –14.84%2 and a volatility of 17.09%. For the period, the Fund had an average daily volume of 1,773 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index is a measure of U.S. stock market performance of fixed-line (regional and long-distance carriers) and mobile telephone services (cellular, satellite and paging services).

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Telecommunications from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Telecommunications	-31.38%	1.82%	-0.78%
Dow Jones U.S. Select Telecommunications Index	-14.84%	3.27%	3.22%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Telecommunications	2.35%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	88%
Swap Agreements	112%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Cisco Systems, Inc.	13.3%
Verizon Communications, Inc.	13.0%
AT&T, Inc.	12.5%
Palo Alto Networks, Inc.	3.6%
CenturyLink, Inc.	3.3%

Dow Jones U.S. Select Telecommunications
Index – Composition

% of Index
Communications Equipment	50.5%
Diversified Telecommunication Services	39.9%
Wireless Telecommunication Services	7.5%
Household Durables	2.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRA TELECOMMUNICATIONS LTL :: XLIX

ProShares Ultra Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –5.22%1. For the same period, the Index had a total return of –0.52%2 and a volatility of 11.71%. For the period, the Fund had an average daily volume of 5,082 shares and an average daily statistical correlation of over 0.99 to twice that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as two times the daily return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares Ultra Utilities from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares Ultra Utilities	-5.22%	17.70%	7.73%
Dow Jones U.S. Utilities Index	-0.52%	10.64%	6.60%

Expense Ratios**

Fund	Gross	Net
ProShares Ultra Utilities	1.65%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	88%
Swap Agreements	112%
Total Exposure	200%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
NextEra Energy, Inc.	9.0%
Duke Energy Corp.	6.2%
Southern Co. (The)	5.2%
Dominion Energy, Inc.	4.8%
Exelon Corp.	4.6%

Dow Jones U.S. Utilities
Index – Composition

% of Index
Electric Utilities	57.5%
Multi-Utilities	30.2%
Gas Utilities	5.9%
Independent Power and Renewable Electricity Producers	3.6%
Water Utilities	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

L :: UPW ULTRA UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 51.32%1. For the same period, the Index had a total return of 18.91%2 and volatility of 13.26%. For the period, the Fund had an average daily volume of 838,312 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Dow30SM from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Dow30SM	51.32%	32.83%	36.66%
Dow Jones Industrial Average	18.91%	12.77%	14.13%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Dow30SM	1.02%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	78%
Swap Agreements	216%
Futures Contracts	6%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Boeing Co. (The)	7.8%
UnitedHealth Group, Inc.	5.3%
Goldman Sachs Group, Inc. (The)	5.0%
3M Co.	4.4%
Apple, Inc.	4.1%

Dow Jones Industrial
Average – Composition

% of Index
Industrials	23.7%
Information Technology	18.5%
Financials	15.8%
Consumer Discretionary	14.6%
Health Care	12.9%
Energy	5.8%
Consumer Staples	5.6%
Materials	1.8%
Telecommunication Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO DOW30SM UDOW :: LI

ProShares UltraPro Financial Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 47.25%1. For the same period, the Index had a total return of 18.97%2 and a volatility of 16.54%. For the period, the Fund had an average daily volume of 19,941 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is one of eleven of the S&P Select Sector Indices (the "Select Sector Indices"), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The financial sector also includes real estate companies and real estate investment trusts.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Financial Select Sector from July 10, 2012 to May 31, 2018, assuming the reinvestment of distributions.

  Index performance through November 3, 2015 reflects the performance of the Dow Jones U.S. Financials Index. Index performance beginning on November 4, 2015 reflects to the performance of the S&P Financial Select Sector Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (7/10/12)
ProShares UltraPro Financial Select Sector	47.25%	31.46%	45.71%
S&P Financial Select Sector Index	18.97%	13.52%	17.32%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Financial Select Sector	1.75%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	84%
Swap Agreements	216%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Berkshire Hathaway, Inc., Class B	9.5%
JPMorgan Chase & Co.	9.4%
Bank of America Corp.	7.1%
Wells Fargo & Co.	6.1%
Citigroup, Inc.	4.4%

S&P Financial Select Sector
Index – Composition

% of Index
Banks	44.2%
Capital Markets	21.8%
Insurance	17.3%
Diversified Financial Services	11.5%
Consumer Finance	5.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LII :: FINU ULTRAPRO FINANCIAL SELECT SECTOR :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 37.87%1. For the same period, the Index had a total return of 14.86%2 and a volatility of 12.30%. For the period, the Fund had an average daily volume of 4,619 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro MidCap400 from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro MidCap400	37.87%	29.59%	34.81%
S&P MidCap 400	14.86%	12.17%	14.80%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro MidCap400	1.26%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	83%
Swap Agreements	212%
Futures Contracts	5%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
HollyFrontier Corp.	0.6%
Broadridge Financial Solutions, Inc.	0.6%
Teleflex, Inc.	0.6%
Steel Dynamics, Inc.	0.5%
Keysight Technologies, Inc.	0.5%

S&P MidCap 400 – Composition

% of Index
Financials	16.7%
Information Technology	16.6%
Industrials	15.3%
Consumer Discretionary	12.5%
Real Estate	9.2%
Health Care	7.9%
Materials	7.2%
Energy	5.7%
Utilities	5.6%
Consumer Staples	3.2%
Telecommunication Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO MIDCAP400 UMDD :: LIII

ProShares UltraPro Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 27.33%1. For the same period, the Index had a total return of 14.44%2 and a volatility of 19.92%. For the period, the Fund had an average daily volume of 93,406 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Nasdaq Biotechnology from June 22, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (6/22/15)
ProShares UltraPro Nasdaq Biotechnology	27.33%	-31.95%
NASDAQ Biotechnology Index	14.44%	-4.98%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Nasdaq Biotechnology	1.32%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	79%
Swap Agreements	221%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Biogen, Inc.	6.4%
Amgen, Inc.	6.1%
Celgene Corp.	5.7%
Gilead Sciences, Inc.	5.4%
Vertex Pharmaceuticals, Inc.	4.1%

NASDAQ Biotechnology
Index – Composition

% of Index
Biotechnology	81.0%
Pharmaceuticals	11.1%
Life Sciences Tools & Services	7.3%
Health Care Equipment & Supplies	0.5%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LIV :: UBIO ULTRAPRO NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 57.64%1. For the same period, the Index had a total return of 21.66%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 14,254,382 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro QQQ® from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro QQQ®	57.64%	56.20%	52.62%
NASDAQ-100 Index	21.66%	19.96%	19.45%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro QQQ®	1.00%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	76%
Swap Agreements	214%
Futures Contracts	10%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	9.1%
Amazon.com, Inc.	7.6%
Microsoft Corp.	7.3%
Facebook, Inc., Class A	4.4%
Alphabet, Inc., Class C	3.6%

NASDAQ-100 Index – Composition

% of Index
Information Technology	62.0%
Consumer Discretionary	22.1%
Health Care	9.2%
Consumer Staples	3.9%
Industrials	2.1%
Telecommunication Services	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO QQQ® TQQQ :: LV

ProShares UltraPro Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 59.98%1. For the same period, the Index had a total return of 20.76%2 and a volatility of 13.53%. For the period, the Fund had an average daily volume of 159,247 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Russell2000 from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Russell2000	59.98%	28.43%	31.22%
Russell 2000 Index	20.76%	12.18%	14.46%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Russell2000	1.58%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	65%
Swap Agreements	227%
Futures Contracts	8%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Nektar Therapeutics	0.4%
GrubHub, Inc.	0.3%
Bluebird Bio, Inc.	0.3%
Exact Sciences Corp.	0.2%
Aspen Technology, Inc.	0.2%

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Information Technology	17.5%
Health Care	16.9%
Industrials	14.6%
Consumer Discretionary	12.0%
Real Estate	6.5%
Energy	4.3%
Materials	4.3%
Utilities	3.2%
Consumer Staples	2.3%
Telecommunication Services	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVI :: URTY ULTRAPRO RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times (3x) the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 35.82%1. For the same period, the Index had a total return of 14.38%2 and a volatility of 12.39%. For the period, the Fund had an average daily volume of 5,042,725 shares and an average daily statistical correlation of over 0.99 to three times that of the daily performance of the Index.3

The Fund takes positions in securities and/or derivatives that, in combination, should have similar daily return characteristics as three times the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro S&P500® from June 23, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/23/09)
ProShares UltraPro S&P500®	35.82%	33.61%	40.68%
S&P 500	14.38%	12.97%	15.56%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro S&P500®	0.95%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Equity Securities	80%
Swap Agreements	215%
Futures Contracts	5%
Total Exposure	300%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Largest Equity Holdings

Company	% of Net Assets
Apple, Inc.	3.3%
Microsoft Corp.	2.7%
Amazon.com, Inc.	2.3%
Facebook, Inc., Class A	1.6%
Berkshire Hathaway, Inc., Class B	1.3%

S&P 500 – Composition

% of Index
Information Technology	26.0%
Financials	14.2%
Health Care	13.9%
Consumer Discretionary	12.9%
Industrials	9.9%
Consumer Staples	6.7%
Energy	6.3%
Materials	2.8%
Utilities	2.8%
Real Estate	2.7%
Telecommunication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO S&P500® UPRO :: LVII

ProShares UltraPro Short 20+ Year Treasury (the "Fund") seeks investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –3.02%1. For the same period, the Index had a total return of 0.35%2 and a volatility of 9.70%. For the period, the Fund had an average daily volume of 85,123 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar return characteristics as three times the inverse of the daily return of the Index. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index is market value weighted and consists of designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short 20+ Year Treasury from March 27, 2012 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (3/27/12)
ProShares UltraPro Short 20+ Year Treasury	-3.02%	-19.15%	-19.29%
ICE U.S. Treasury 20+ Year Bond Index	0.35%	4.09%	3.97%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short 20+ Year Treasury	0.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(297%)
Futures Contracts	(4%)
Total Exposure	(301%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LVIII :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –43.63%1. For the same period, the Index had a total return of 18.91%2 and a volatility of 13.26%. For the period, the Fund had an average daily volume of 2,425,265 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Dow30SM from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short Dow30SM	-43.63%	-35.67%	-39.94%
Dow Jones Industrial Average	18.91%	12.77%	14.13%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Dow30SM	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(290%)
Futures Contracts	(10%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	23.7%
Information Technology	18.5%
Financials	15.8%
Consumer Discretionary	14.6%
Health Care	12.9%
Energy	5.8%
Consumer Staples	5.6%
Materials	1.8%
Telecommunication Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT DOW30SM SDOW :: LIX

ProShares UltraPro Short Financial Select Sector (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P Financial Select Sector Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –47.87%1. For the same period, the Index had a total return of 18.97%2 and a volatility of 16.54%. For the period, the Fund had an average daily volume of 2,962 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is one of eleven of the S&P Select Sector Indices (the "Select Sector Indices"), each designed to measure the performance of a sector of the S&P 500. Membership in the Select Sector Indices is generally determined by the Global Industry Classification Standard which classifies securities primarily based on revenues; however, earnings and market perception are also considered. The Index consists of companies in the financial sector, including companies involved in banking, thrifts & mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance. The financial sector also includes real estate companies and real estate investment trusts.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the the ProShares UltraPro Short Financial Select Sector from July 10, 2012 to May 31, 2017, assuming the reinvestment of distributions.

Index performance through November 3, 2015 reflects the performance of the Dow Jones U.S. Financials Index. Index performance beginning on November 4, 2015 reflects the performance of the S&P Financial Select Sector Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (7/10/12)
ProShares UltraPro Short Financial Select Sector	-47.87%	-41.16%	-46.52%
S&P Financial Select Sector Index	18.97%	13.52%	17.32%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Financial Select Sector	4.99%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P Financial Select Sector Index – Composition

% of Index
Banks	44.2%
Capital Markets	21.8%
Insurance	17.3%
Diversified Financial Services	11.5%
Consumer Finance	5.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LX :: FINZ ULTRAPRO SHORT FINANCIAL SELECT SECTOR :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –37.57%1. For the same period, the Index had a total return of 14.86%2 and a volatility of 12.30%. For the period, the Fund had an average daily volume of 7,299 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short MidCap400 from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short MidCap400	-37.57%	-36.60%	-44.94%
S&P MidCap 400	14.86%	12.17%	14.80%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short MidCap400	2.77%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(280%)
Futures Contracts	(20%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Financials	16.7%
Information Technology	16.6%
Industrials	15.3%
Consumer Discretionary	12.5%
Real Estate	9.2%
Health Care	7.9%
Materials	7.2%
Energy	5.7%
Utilities	5.6%
Consumer Staples	3.2%
Telecommunication Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT MIDCAP400 SMDD :: LXI

ProShares UltraPro Short Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –46.25%1. For the same period, the Index had a total return of 14.44%2 and a volatility of 19.92%. For the period, the Fund had an average daily volume of 14,036 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Nasdaq Biotechnology from June 22, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (6/22/15)
ProShares UltraPro Short Nasdaq Biotechnology	-46.25%	-22.26%
NASDAQ Biotechnology Index	14.44%	-4.98%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Nasdaq Biotechnology	1.77%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(300%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	81.0%
Pharmaceuticals	11.1%
Life Sciences Tools & Services	7.3%
Health Care Equipment & Supplies	0.5%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXII :: ZBIO ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –50.46%1. For the same period, the Index had a total return of 21.66%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 10,085,454 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short QQQ® from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short QQQ®	-50.46%	-48.95%	-50.45%
NASDAQ-100 Index	21.66%	19.96%	19.45%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short QQQ®	1.01%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(291%)
Futures Contracts	(9%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	62.0%
Consumer Discretionary	22.1%
Health Care	9.2%
Consumer Staples	3.9%
Industrials	2.1%
Telecommunication Services	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT QQQ® SQQQ :: LXIII

ProShares UltraPro Short Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –47.68%1. For the same period, the Index had a total return of 20.76%2 and a volatility of 13.53%. For the period, the Fund had an average daily volume of 458,118 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short Russell2000 from February 9, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (2/9/10)
ProShares UltraPro Short Russell2000	-47.68%	-39.77%	-48.66%
Russell 2000 Index	20.76%	12.18%	14.46%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short Russell2000	1.06%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(288%)
Futures Contracts	(12%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Information Technology	17.5%
Health Care	16.9%
Industrials	14.6%
Consumer Discretionary	12.0%
Real Estate	6.5%
Energy	4.3%
Materials	4.3%
Utilities	3.2%
Consumer Staples	2.3%
Telecommunication Services	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXIV :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraPro Short S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to three times the inverse (–3x) of the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –35.72%1. For the same period, the Index had a total return of 14.38%2 and a volatility of 12.39%. For the period, the Fund had an average daily volume of 2,249,597 shares and an average daily statistical correlation of over 0.99 to three times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as three times the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraPro Short S&P500® from June 23, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/23/09)
ProShares UltraPro Short S&P500®	-35.72%	-36.03%	-43.17%
S&P 500	14.38%	12.97%	15.56%

Expense Ratios**

Fund	Gross	Net
ProShares UltraPro Short S&P500®	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(291%)
Futures Contracts	(9%)
Total Exposure	(300%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.0%
Financials	14.2%
Health Care	13.9%
Consumer Discretionary	12.9%
Industrials	9.9%
Consumer Staples	6.7%
Energy	6.3%
Materials	2.8%
Utilities	2.8%
Real Estate	2.7%
Telecommunication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRAPRO SHORT S&P500® SPXU :: LXV

ProShares UltraShort 20+ Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 20+ Year Bond Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –0.86%1. For the same period, the Index had a total return of 0.35%2 and a volatility of 9.70%. For the period, the Fund had an average daily volume of 2,690,856 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index is market value weighted and consists of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort 20+ Year Treasury from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 20+ Year Bond Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort 20+ Year Treasury	-0.86%	-12.02%	-18.78%
ICE U.S. Treasury 20+ Year Bond Index	0.35%	4.09%	6.42%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 20+ Year Treasury	0.90%	0.90%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(198%)
Futures Contracts	(3%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 20+ Year Bond Index – Composition

% of Index
20+ Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVI :: TBT ULTRASHORT 20+ YEAR TREASURY :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort 7-10 Year Treasury (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the ICE U.S. Treasury 7-10 Year Bond Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 7.03%1. For the same period, the Index had a total return of –2.41%2 and a volatility of 4.16%. For the period, the Fund had an average daily volume of 52,537 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index . The Index is part of a series of indices designed to measure the performance of the U.S. Treasury market. The Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is weighted by market capitalization, and the securities in the Underlying Index are updated on the last business day of each month.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted by financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort 7-10 Year Treasury from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through October 13, 2016 reflects the performance of the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index. Index performance beginning on October 14, 2016 reflects the performance of the ICE U.S. Treasury 7-10 Year Bond Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort 7-10 Year Treasury	7.03%	-4.22%	-10.86%
ICE U.S. Treasury 7-10 Year Bond Index	-2.41%	1.48%	4.24%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort 7-10 Year Treasury	0.97%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Futures Contracts	(2%)
Total Exposure	(201%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

ICE U.S. Treasury 7-10 Year Bond Index – Composition

% of Index
7-10 Year U.S. Treasury	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a total return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT 7-10 YEAR TREASURY PST :: LXVII

ProShares UltraShort Basic Materials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Basic MaterialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –27.99%1. For the same period, the Index had a total return of 14.89%2 and a volatility of 15.24%. For the period, the Fund had an average daily volume of 5,048 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the basic materials sector of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Basic Materials from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Basic Materials	-27.99%	-22.48%	-27.95%
Dow Jones U.S. Basic Materials Index	14.89%	9.04%	3.79%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Basic Materials	1.70%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Basic Materials Index – Composition

% of Index
Chemicals	81.7%
Metals & Mining	17.2%
Paper & Forest Products	0.9%
Oil, Gas & Consumable Fuels	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXVIII :: SMN ULTRASHORT BASIC MATERIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Consumer Goods (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer GoodsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of 7.94%1. For the same period, the Index had a total return of –4.41%2 and a volatility of 11.29%. For the period, the Fund had an average daily volume of 3,666 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer goods sector of the U.S. equity market. Component companies include, among others, automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Goods from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Goods	7.94%	-18.20%	-22.93%
Dow Jones U.S. Consumer Goods Index	-4.41%	8.28%	9.38%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Goods	3.67%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Goods Index – Composition

% of Index
Food, Beverage & Tobacco	46.3%
Household & Personal Products	17.6%
Consumer Durables & Apparel	16.1%
Automobiles & Components	11.8%
Software & Services	5.2%
Capital Goods	1.4%
Retailing	0.9%
Diversified Financials	0.3%
Food & Staples Retailing	0.2%
Commercial & Professional Services	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT CONSUMER GOODS SZK :: LXIX

ProShares UltraShort Consumer Services (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Consumer ServicesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –24.27%1. For the same period, the Index had a total return of 13.51%2 and a volatility of 12.77%. For the period, the Fund had an average daily volume of 602 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the stock performance of U.S. companies in the consumer services sector of the U.S. equity market. Component companies include, among others, airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Consumer Services from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Consumer Services	-24.27%	-27.59%	-31.72%
Dow Jones U.S. Consumer Services Index	13.51%	14.48%	13.60%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Consumer Services	4.24%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Consumer Services Index – Composition

% of Index
Retailing	48.4%
Media	19.5%
Consumer Services	16.6%
Food & Staples Retailing	9.5%
Transportation	3.5%
Commercial & Professional Services	1.3%
Health Care Equipment & Services	0.9%
Software & Services	0.2%
Capital Goods	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXX :: SCC ULTRASHORT CONSUMER SERVICES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Dow30SM (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones Industrial AverageSM (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –30.57%1. For the same period, the Index had a total return of 18.91%2 and a volatility of 13.26%. For the period, the Fund had an average daily volume of 430,900 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a price-weighted index and includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Dow30SM from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Dow30SM	-30.57%	-24.43%	-25.21%
Dow Jones Industrial Average	18.91%	12.77%	9.66%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Dow30SM	0.98%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(191%)
Futures Contracts	(9%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones Industrial Average – Composition

% of Index
Industrials	23.7%
Information Technology	18.5%
Financials	15.8%
Consumer Discretionary	14.6%
Health Care	12.9%
Energy	5.8%
Consumer Staples	5.6%
Materials	1.8%
Telecommunication Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT DOW30SM DXD :: LXXI

ProShares UltraShort Financials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. FinancialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –29.21%1. For the same period, the Index had a total return of 17.10%2 and a volatility of 13.67%. For the period, the Fund had an average daily volume of 28,997 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the financial services sector of the U.S. equity market. Component companies include: among others, regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisors; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Financials from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Financials	-29.21%	-25.72%	-35.91%
Dow Jones U.S. Financials Index	17.10%	12.50%	5.90%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Financials	1.10%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Financials Index – Composition

% of Index
Banks	32.2%
Diversified Financials	27.4%
Real Estate	18.5%
Insurance	13.7%
Software & Services	7.9%
Commercial & Professional Services	0.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXII :: SKF ULTRASHORT FINANCIALS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort FTSE China 50 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE China 50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –37.91%1. For the same period, the Index had a total return of 20.21%2 and a volatility of 19.41%. For the period, the Fund had an average daily volume of 12,849 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is comprised of 50 of the largest and most liquid Chinese stocks listed and traded on the Stock Exchange of Hong Kong.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort FTSE China 50 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort FTSE China 50	-37.91%	-28.59%	-36.01%
FTSE China 50 Index	20.21%	8.77%	2.24%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE China 50	1.15%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE China 50 Index – Composition

% of Index
Financials	48.0%
Energy	13.1%
Information Technology	11.3%
Real Estate	9.4%
Telecommunication Services	7.9%
Industrials	4.8%
Consumer Discretionary	3.8%
Materials	1.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT FTSE CHINA 50 FXP :: LXXIII

ProShares UltraShort FTSE Europe (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the FTSE Developed Europe All Cap Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –13.87%1. For the same period, the Index had a total return of 5.86%2 and a volatility of 10.11%. For the period, the Fund had an average daily volume of 7,219 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a free float-adjusted market cap weighted index representing the performance of large, mid- and small cap companies in Developed European markets, including the United Kingdom.

During the year ended May 31,2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort FTSE Europe from June 16, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through April 22, 2013 reflects the performance of the MSCI Europe Index. Index performance beginning on April 23, 2013 through August 31, 2016 reflects the performance of the FTSE Developed Europe Index. Index performance beginning on September 1, 2016 reflects the performance of the FTSE Developed Europe All Cap Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/16/09)
ProShares UltraShort FTSE Europe	-13.87%	-18.79%	-28.60%
FTSE Developed Europe All Cap Index®	5.86%	6.06%	8.34%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort FTSE Europe	1.09%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

FTSE Developed Europe All Cap
Index – Country

% of Index
United Kingdom	24.5%
France	15.0%
Germany	15.0%
Switzerland	13.4%
Others	6.9%
Netherlands	6.5%
Spain	5.1%
Sweden	4.9%
Italy	3.9%
Denmark	2.8%
Belgium	2.0%

FTSE Developed Europe All Cap
Index – Composition

% of Index
Financials	19.0%
Industrials	14.4%
Consumer Staples	12.0%
Health Care	11.8%
Consumer Discretionary	11.6%
Materials	8.6%
Energy	7.8%
Information Technology	5.7%
Utilities	3.5%
Telecommunication Services	3.1%
Real Estate	2.5%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXIV :: EPV ULTRASHORT FTSE EUROPE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Gold Miners (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NYSE Arca Gold Miners Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31,2018, the Fund had a total return of –9.69%1. For the same period, the Index had a total return of –0.43%2 and a volatility of 19.27%. For the period, the Fund had an average daily volume of 15,570 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a modified market-capitalization weighted index primarily comprised of publicly traded companies involved in the mining of gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Index at the time of the Index's rebalance.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Gold Miners from February 12, 2015 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Since Inception (2/12/15)
ProShares UltraShort Gold Miners	-9.69%	-40.58%
NYSE Arca Gold Miners Index	-0.43%	2.76%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Gold Miners	2.77%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NYSE Arca Gold Miners Index – Composition

% of Index
Materials	100.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value ("NAV") will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability of investors to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees, are not reflected in the Index calculation. It is not possible to invest directly in the Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT GOLD MINERS GDXS :: LXXV

ProShares UltraShort Health Care (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Health CareSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –23.19%1. For the same period, the Index had a total return of 12.30%2 and a volatility of 13.89%. For the period, the Fund had an average daily volume of 1,509 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the healthcare sector of the U.S. equity market. Component companies include, among others, health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Health Care from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Health Care	-23.19%	-27.64%	-28.56%
Dow Jones U.S. Health Care Index	12.30%	13.67%	12.62%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Health Care	3.49%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18
Market Exposure

Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Health Care Index – Composition

% of Index
Pharmaceuticals	30.0%
Health Care Equipment & Supplies	22.1%
Health Care Providers & Services	21.4%
Biotechnology	20.3%
Life Sciences Tools & Services	6.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVI :: RXD ULTRASHORT HEALTH CARE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Industrials (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. IndustrialsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –25.93%1. For the same period, the Index had a total return of 14.43%2 and a volatility of 13.57%. For the period, the Fund had an average daily volume of 2,239 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the industrial sector of the U.S. equity market. Component companies include, among others, building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Industrials from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Industrials	-25.93%	-27.14%	-28.72%
Dow Jones U.S. Industrials Index	14.43%	13.71%	9.49%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Industrials	2.81%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Industrials Index – Composition

% of Index
Capital Goods	56.2%
Software & Services	15.0%
Transportation	13.1%
Materials	5.6%
Technology Hardware & Equipment	5.3%
Commercial & Professional Services	4.6%
Pharmaceuticals, Biotechnology & Life Sciences	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT INDUSTRIALS SIJ :: LXXVII

ProShares UltraShort MidCap400 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P MidCap 400® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –25.73%1. For the same period, the Index had a total return of 14.86%2 and a volatility of 12.30%. For the period, the Fund had an average daily volume of 3,577 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 400 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MidCap400 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort MidCap400	-25.73%	-24.83%	-29.49%
S&P MidCap 400	14.86%	12.17%	9.93%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MidCap400	1.93%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(178%)
Futures Contracts	(22%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P MidCap 400 – Composition

% of Index
Financials	16.7%
Information Technology	16.6%
Industrials	15.3%
Consumer Discretionary	12.5%
Real Estate	9.2%
Health Care	7.9%
Materials	7.2%
Energy	5.7%
Utilities	5.6%
Consumer Staples	3.2%
Telecommunication Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXVIII :: MZZ ULTRASHORT MIDCAP400 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Brazil Capped (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Brazil 25/50 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –21.04%1. For the same period, the Index had a total return 4.49%2 and a volatility of 22.01%. For the period, the Fund had an average daily volume of 34,875 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the Brazilian market. The Index is divided into large- and mid-cap segments and targets approximately 85% of free float-adjusted, market capitalization of the region.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in ProShares UltraShort MSCI Brazil Capped from June 16, 2009 to May 31, 2018, assuming the reinvestment of distributions.

Index performance through February 10, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 11, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (6/16/09)
ProShares UltraShort MSCI Brazil Capped	-21.04%	-21.80%	-23.59%
MSCI Brazil 25/50 Index	4.49%	-3.88%	-1.10%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Brazil Capped	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Brazil 25/50 Index – Composition

% of Index
Financials	34.0%
Materials	20.2%
Energy	11.4%
Consumer Staples	10.5%
Industrials	6.3%
Utilities	5.2%
Consumer Discretionary	4.5%
Telecommunication Services	3.0%
Information Technology	1.8%
Health Care	1.7%
Real Estate	1.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: LXXIX

ProShares UltraShort MSCI EAFE (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI EAFE Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –15.26%1. For the same period, the Index had a total return of 7.97%2 and a volatility of 8.71%. For the period, the Fund had an average daily volume of 2,636 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in developed market countries, excluding the U.S. and Canada.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI EAFE from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI EAFE	-15.26%	-16.65%	-20.83%
MSCI EAFE Index	7.97%	5.93%	2.09%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI EAFE	2.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI EAFE Index – Country

% of Index
Japan	24.8%
United Kingdom	18.0%
France	11.0%
Others	9.6%
Germany	9.5%
Switzerland	7.5%
Australia	6.8%
Hong Kong	3.7%
Netherlands	3.6%
Spain	2.9%
Sweden	2.6%

MSCI EAFE Index – Composition

% of Index
Financials	20.0%
Industrials	14.6%
Consumer Discretionary	12.6%
Consumer Staples	11.0%
Health Care	10.3%
Materials	8.3%
Information Technology	6.8%
Energy	5.9%
Telecommunication Services	3.7%
Real Estate	3.6%
Utilities	3.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXX :: EFU ULTRASHORT MSCI EAFE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort MSCI Emerging Markets (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Emerging Markets Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –27.31%1. For the same period, the Index had a total return of 14.03%2 and a volatility of 11.51%. For the period, the Fund had an average daily volume of 15,539 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in emerging markets countries.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Emerging Markets from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Emerging Markets	-27.31%	-18.74%	-30.13%
MSCI Emerging Markets Index	14.03%	4.52%	1.62%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Emerging Markets	1.12%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(199%)
Total Exposure	(199%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Emerging Markets Index – Country

% of Index
China	31.7%
Korea	15.4%
Taiwan	11.6%
Others	9.1%
India	8.5%
South Africa	6.5%
Brazil	6.2%
Russia	3.5%
Mexico	2.7%
Thailand	2.4%
Malaysia	2.4%

MSCI Emerging Markets
Index – Composition

% of Index
Information Technology	28.6%
Financials	23.0%
Consumer Discretionary	9.4%
Materials	7.5%
Energy	7.4%
Consumer Staples	6.5%
Industrials	5.1%
Telecommunication Services	4.4%
Health Care	2.9%
Real Estate	2.8%
Utilities	2.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT MSCI EMERGING MARKETS EEV :: LXXXI

ProShares UltraShort MSCI Japan (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the MSCI Japan Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –24.78%1. For the same period, the Index had a total return of 14.57%2 and a volatility of 12.26%. For the period, the Fund had an average daily volume of 2,914 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index includes 85% of free float-adjusted, market capitalization in each industry group in Japan.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively affected from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort MSCI Japan from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort MSCI Japan	-24.78%	-21.86%	-19.81%
MSCI Japan Index	14.57%	8.29%	3.08%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort MSCI Japan	1.48%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

MSCI Japan Index – Composition

% of Index
Industrials	21.3%
Consumer Discretionary	20.0%
Information Technology	12.8%
Financials	12.0%
Consumer Staples	8.5%
Health Care	7.6%
Materials	6.1%
Telecommunication Services	4.9%
Real Estate	4.0%
Utilities	1.8%
Energy	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. Because the level of the Index is not determined at the same time that the Fund's NAV is calculated, correlation to the Index is measured by comparing the daily total return of one or more U.S. exchange traded securities or instruments that reflect the values of securities underlying the Index as of the Fund's NAV calculation time to the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXII :: EWV ULTRASHORT MSCI JAPAN :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Nasdaq Biotechnology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ Biotechnology Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –30.69%1. For the same period, the Index had a total return of 14.44%2 and a volatility of 19.92%. For the period, the Fund had an average daily volume of 66,042 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a modified capitalization-weighted index that includes securities of NASDAQ listed companies that are classified as either biotechnology or pharmaceutical according to the Industry Classification Benchmark which also meet other eligibility criteria determined by NASDAQ, including minimum market capitalization and liquidity requirements.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment Since Inception at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Nasdaq Biotechnology from April 7, 2010 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Since Inception (4/7/10)
ProShares UltraShort Nasdaq Biotechnology	-30.69%	-35.70%	-39.45%
NASDAQ Biotechnology Index	14.44%	13.11%	17.32%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Nasdaq Biotechnology	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ Biotechnology Index – Composition

% of Index
Biotechnology	81.0%
Pharmaceuticals	11.1%
Life Sciences Tools & Services	7.3%
Health Care Equipment & Supplies	0.5%
Health Care Technology	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: LXXXIII

ProShares UltraShort Oil & Gas (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Oil & GasSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –35.89%1. For the same period, the Index had a total return of 20.83%2 and a volatility of 17.76%. For the period, the Fund had an average daily volume of 64,370 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the oil and gas sector of the U.S. equity market. Component companies include, among others, exploration and production, integrated oil and gas, oil equipment and services, pipelines, renewable energy equipment companies and alternative fuel producers.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Oil & Gas from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Oil & Gas	-35.89%	-13.44%	-23.44%
Dow Jones U.S. Oil & Gas Index	20.83%	0.99%	0.75%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Oil & Gas	1.11%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Oil & Gas Index – Composition

% of Index
Oil, Gas & Consumable Fuels	85.2%
Energy Equipment & Services	14.0%
Electric Utilities	0.4%
Semiconductors & Semiconductor Equipment	0.4%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXIV :: DUG ULTRASHORT OIL & GAS :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort QQQ® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the NASDAQ-100 Index® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –35.64%1. For the same period, the Index had a total return of 21.66%2 and a volatility of 16.57%. For the period, the Fund had an average daily volume of 1,075,613 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index, a modified market capitalization-weighted index, includes 100 of the largest non-financial domestic and international issues listed on The NASDAQ Stock Market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort QQQ® from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort QQQ®	-35.64%	-34.77%	-33.56%
NASDAQ-100 Index	21.66%	19.96%	14.33%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort QQQ®	1.03%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(192%)
Futures Contracts	(8%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

NASDAQ-100 Index – Composition

% of Index
Information Technology	62.0%
Consumer Discretionary	22.1%
Health Care	9.2%
Consumer Staples	3.9%
Industrials	2.1%
Telecommunication Services	0.7%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT QQQ® QID :: LXXXV

ProShares UltraShort Real Estate (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. Real EstateSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –7.45%1. For the same period, the Index had a total return of 3.15%2 and a volatility of 11.91%. For the period, the Fund had an average daily volume of 38,044 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include, among others, real estate holding and development and real estate services companies and real estate investment trusts ("REITs"). REITs are passive investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Real Estate from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Real Estate	-7.45%	-18.10%	-39.55%
Dow Jones U.S. Real Estate Index	3.15%	7.26%	6.00%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Real Estate	1.19%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Real Estate Index – Composition

% of Index
Equity Real Estate Investment Trusts (REITs)	91.3%
Mortgage Real Estate Investment Trusts (REITs)	4.5%
Real Estate Management & Development	2.9%
Professional Services	1.3%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVI :: SRS ULTRASHORT REAL ESTATE :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Russell2000 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Russell 2000® Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –33.77%1. For the same period, the Index had a total return of 20.76%2 and a volatility of 13.53%. For the period, the Fund had an average daily volume of 1,050,041 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Russell2000 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Russell2000	-33.77%	-26.92%	-32.86%
Russell 2000 Index	20.76%	12.18%	9.63%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Russell2000	1.05%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(192%)
Futures Contracts	(8%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Russell 2000 Index – Composition

% of Index
Financials	17.8%
Information Technology	17.5%
Health Care	16.9%
Industrials	14.6%
Consumer Discretionary	12.0%
Real Estate	6.5%
Energy	4.3%
Materials	4.3%
Utilities	3.2%
Consumer Staples	2.3%
Telecommunication Services	0.6%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT RUSSELL2000 TWM :: LXXXVII

ProShares UltraShort S&P500® (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P 500® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –24.31%1. For the same period, the Index had a total return of 14.38%2 and a volatility of 12.39%. For the period, the Fund had an average daily volume of 4,445,641 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

During the year ended May 31, 2018, the Fund invested in swap agreements and futures contracts in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with swap agreements. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort S&P500® from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort S&P500®	-24.31%	-24.69%	-25.57%
S&P 500	14.38%	12.97%	9.13%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort S&P500®	0.89%	0.89%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(195%)
Futures Contracts	(5%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P 500 – Composition

% of Index
Information Technology	26.0%
Financials	14.2%
Health Care	13.9%
Consumer Discretionary	12.9%
Industrials	9.9%
Consumer Staples	6.7%
Energy	6.3%
Materials	2.8%
Utilities	2.8%
Real Estate	2.7%
Telecommunication Services	1.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

LXXXVIII :: SDS ULTRASHORT S&P500® :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Semiconductors (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. SemiconductorsSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –51.65%1. For the same period, the Index had a total return of 33.90%2 and a volatility of 23.51%. For the period, the Fund had an average daily volume of 8,998 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the semiconductor sub-sector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Semiconductors from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Semiconductors	-51.65%	-44.29%	-38.25%
Dow Jones U.S. Semiconductors Index	33.90%	25.66%	13.74%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Semiconductors	2.33%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Semiconductors Index – Composition

% of Index
Semiconductors & Semiconductor Equipment	99.8%
Technology Hardware & Equipment	0.2%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT SEMICONDUCTORS SSG :: LXXXIX

ProShares UltraShort SmallCap600 (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the S&P SmallCap 600® (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –36.11%1. For the same period, the Index had a total return of 22.72%2 and a volatility of 13.84%. For the period, the Fund had an average daily volume of 1,255 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 600 U.S. operating companies selected through a process that factors in criteria such as liquidity, price, market capitalization, financial viability and public float.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counter party becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort SmallCap600 from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort SmallCap600	-36.11%	-29.18%	-33.24%
S&P SmallCap 600	22.72%	14.30%	11.24%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort SmallCap600	3.22%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

S&P SmallCap 600 – Composition

% of Index
Industrials	19.1%
Financials	16.9%
Information Technology	15.3%
Consumer Discretionary	14.3%
Health Care	13.3%
Real Estate	5.7%
Materials	5.0%
Energy	4.2%
Consumer Staples	3.0%
Utilities	2.2%
Telecommunication Services	1.0%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XC :: SDD ULTRASHORT SMALLCAP600 :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

ProShares UltraShort Technology (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. TechnologySM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –42.37%1. For the same period, the Index had a total return of 26.96%2 and a volatility of 17.80%. For the period, the Fund had an average daily volume of 8,325 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the technology sector of the U.S. equity market. Component companies include, among others, those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund was generally negatively impacted from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Technology from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Technology	-42.37%	-36.27%	-32.58%
Dow Jones U.S. Technology Index	26.96%	20.52%	13.10%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Technology	2.78%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Technology Index – Composition

% of Index
Software & Services	53.8%
Technology Hardware & Equipment	25.2%
Semiconductors & Semiconductor Equipment	19.7%
Health Care Equipment & Services	0.7%
Telecommunication Services	0.4%
Consumer Durables & Apparel	0.1%
Commercial & Professional Services	0.1%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

PROSHARES TRUST MANAGEMENT DISCUSSION OF FUND PERFORMANCE :: ULTRASHORT TECHNOLOGY REW :: XCI

ProShares UltraShort Utilities (the "Fund") seeks daily investment results, before fees and expenses, that correspond to two times the inverse (–2x) of the daily performance of the Dow Jones U.S. UtilitiesSM Index (the "Index"). The Fund seeks investment results for a single day only, as measured from one net asset value ("NAV") calculation to the next, not for longer periods. The return of the Fund for longer periods will be the result of each day's returns compounded over the period, which may be greater than or less than the Fund multiple times the return of the Index. For the year ended May 31, 2018, the Fund had a total return of –0.32%1. For the same period, the Index had a total return of –0.52%2 and a volatility of 11.71%. For the period, the Fund had an average daily volume of 4,508 shares and an average daily statistical correlation of over 0.99 to two times the inverse of the daily performance of the Index.3

The Fund takes positions in derivatives that, in combination, should have similar daily return characteristics as two times the inverse of the daily return of the Index. The Index measures the performance of the utilities sector of the U.S. equity market. Component companies include, among others, electric utilities, gas utilities, multi-utilities and water utilities.

During the year ended May 31, 2018, the Fund invested in swap agreements in order to gain inverse leveraged exposure to the Index. These derivatives generally tracked the performance of their underlying index and the Fund generally benefited from financing rates associated with their use. The Fund entered into swap agreements with counterparties that the Fund's advisor determined to be major, global financial institutions. If a counterparty becomes insolvent or otherwise fails to perform on its obligations, the value of investments in the Fund may decline. The Fund has sought to mitigate this risk by generally requiring counterparties for the Fund to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the amount the counterparty owed the Fund, subject to certain minimum thresholds.

Value of a $10,000 Investment at Net Asset Value*

*The line graph represents historical performance of a hypothetical investment of $10,000 in the ProShares UltraShort Utilities from May 31, 2008 to May 31, 2018, assuming the reinvestment of distributions.

Average Annual Total Return as of 5/31/18

	One Year	Five Years	Ten Years
ProShares UltraShort Utilities	-0.32%	-22.89%	-20.91%
Dow Jones U.S. Utilities Index	-0.52%	10.64%	6.60%

Expense Ratios**

Fund	Gross	Net
ProShares UltraShort Utilities	1.72%	0.95%

**Reflects the expense ratio as reported in the Prospectus dated October 1, 2017. Contractual fee waivers are in effect through September 30, 2018. See Financial Highlights for effective expense ratios.

Allocation of Portfolio Holdings & Index Composition as of 5/31/18

Market Exposure

Investment Type	% of Net Assets
Swap Agreements	(200%)
Total Exposure	(200%)

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents.

Dow Jones U.S. Utilities Index – Composition

% of Index
Electric Utilities	57.5%
Multi-Utilities	30.2%
Gas Utilities	5.9%
Independent Power and Renewable Electricity Producers	3.6%
Water Utilities	2.8%

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month please visit www.ProShares.com.

1  Fund returns are based on the NAV of the Fund. This calculation reflects the theoretical reinvestment of distributions, if any, in the Fund as of the ex-date. The impact of transaction costs and the inability to reinvest fractional shares are not reflected in the calculations.

2  The Index is a price return index. The total return and any graph or table reflect the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with an exchange traded fund such as investment management and accounting fees are not reflected in the Index calculation. It is not possible to invest directly in an Index.

3  1.00 equals perfect correlation. This calculation is based on the daily total return of the Index and the performance of the daily total return of the NAV per share of the Fund.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

XCII :: SDP ULTRASHORT UTILITIES :: MANAGEMENT DISCUSSION OF FUND PERFORMANCE PROSHARES TRUST

EXPENSE EXAMPLES

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCIII

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense examples are based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended, May 31, 2018.

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 =8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended, May 31, 2018.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short 20+ Year Treasury
Actual	$1,000.00	$1,019.00	$4.58	0.91%
Hypothetical	$1,000.00	$1,020.39	$4.58	0.91%
Short 7-10 Year Treasury
Actual	$1,000.00	$1,025.70	$4.80	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Basic Materials
Actual	$1,000.00	$988.00	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Dow30SM
Actual	$1,000.00	$980.00	$4.69	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Financials
Actual	$1,000.00	$986.50	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short FTSE China 50
Actual	$1,000.00	$942.10	$4.60	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short High Yield
Actual	$1,000.00	$1,003.50	$4.75	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCIV :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Short MidCap400
Actual	$1,000.00	$967.30	$4.66	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI EAFE
Actual	$1,000.00	$998.40	$4.73	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short MSCI Emerging Markets
Actual	$1,000.00	$978.80	$4.69	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Oil & Gas
Actual	$1,000.00	$879.20	$4.45	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short QQQ®
Actual	$1,000.00	$901.20	$4.50	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Real Estate
Actual	$1,000.00	$1,026.20	$4.80	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short Russell2000
Actual	$1,000.00	$935.40	$4.58	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Short S&P500®
Actual	$1,000.00	$968.70	$4.37	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
Short SmallCap600
Actual	$1,000.00	$924.80	$4.56	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 20+ Year Treasury
Actual	$1,000.00	$953.30	$4.63	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra 7-10 Year Treasury
Actual	$1,000.00	$951.10	$4.62	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Basic Materials
Actual	$1,000.00	$973.20	$4.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Goods
Actual	$1,000.00	$838.20	$4.35	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Consumer Services
Actual	$1,000.00	$1,127.10	$5.04	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCV

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Dow30SM
Actual	$1,000.00	$1,000.80	$4.74	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Financials
Actual	$1,000.00	$986.90	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE China 50
Actual	$1,000.00	$1,019.70	$4.78	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra FTSE Europe
Actual	$1,000.00	$972.80	$4.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Gold Miners
Actual	$1,000.00	$963.90	$4.65	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Health Care
Actual	$1,000.00	$980.90	$4.69	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra High Yield
Actual	$1,000.00	$986.40	$4.70	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Industrials
Actual	$1,000.00	$993.80	$4.72	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MidCap400
Actual	$1,000.00	$1,038.40	$4.83	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Brazil Capped
Actual	$1,000.00	$821.30	$4.31	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI EAFE
Actual	$1,000.00	$972.80	$4.67	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Emerging Markets
Actual	$1,000.00	$977.40	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra MSCI Japan
Actual	$1,000.00	$975.80	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Nasdaq Biotechnology
Actual	$1,000.00	$1,023.60	$4.79	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCVI :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
Ultra Oil & Gas
Actual	$1,000.00	$1,211.30	$5.24	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra QQQ®
Actual	$1,000.00	$1,167.50	$5.13	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Real Estate
Actual	$1,000.00	$921.90	$4.55	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Russell2000
Actual	$1,000.00	$1,103.60	$4.98	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra S&P500®
Actual	$1,000.00	$1,033.60	$4.56	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
Ultra Semiconductors
Actual	$1,000.00	$1,180.00	$5.16	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra SmallCap600
Actual	$1,000.00	$1,126.40	$5.04	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Technology
Actual	$1,000.00	$1,193.30	$5.19	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Telecommunications
Actual	$1,000.00	$799.40	$4.26	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
Ultra Utilities
Actual	$1,000.00	$837.20	$4.35	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Dow30SM
Actual	$1,000.00	$974.70	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Financial Select Sector
Actual	$1,000.00	$904.80	$4.51	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro MidCap400
Actual	$1,000.00	$1,036.20	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Nasdaq Biotechnology
Actual	$1,000.00	$994.00	$4.72	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCVII

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraPro QQQ®
Actual	$1,000.00	$1,219.00	$5.26	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Russell2000
Actual	$1,000.00	$1,135.60	$5.06	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro S&P500®
Actual	$1,000.00	$1,025.50	$4.65	0.92%
Hypothetical	$1,000.00	$1,020.34	$4.63	0.92%
UltraPro Short 20+ Year Treasury
Actual	$1,000.00	$1,033.60	$4.82	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Dow30SM
Actual	$1,000.00	$896.50	$4.49	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Financial Select Sector
Actual	$1,000.00	$915.00	$4.54	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short MidCap400
Actual	$1,000.00	$869.30	$4.43	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Nasdaq Biotechnology
Actual	$1,000.00	$791.90	$4.24	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short QQQ®
Actual	$1,000.00	$686.40	$3.99	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short Russell2000
Actual	$1,000.00	$785.20	$4.23	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraPro Short S&P500®
Actual	$1,000.00	$869.90	$4.24	0.91%
Hypothetical	$1,000.00	$1,020.39	$4.58	0.91%
UltraShort 20+ Year Treasury
Actual	$1,000.00	$1,029.40	$4.50	0.89%
Hypothetical	$1,000.00	$1,020.49	$4.48	0.89%
UltraShort 7-10 Year Treasury
Actual	$1,000.00	$1,050.20	$4.86	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Basic Materials
Actual	$1,000.00	$952.50	$4.62	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

XCVIII :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort Consumer Goods
Actual	$1,000.00	$1,145.90	$5.08	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Consumer Services
Actual	$1,000.00	$842.20	$4.36	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Dow30SM
Actual	$1,000.00	$943.40	$4.60	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Financials
Actual	$1,000.00	$956.20	$4.63	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE China 50
Actual	$1,000.00	$862.70	$4.41	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort FTSE Europe
Actual	$1,000.00	$977.70	$4.68	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Gold Miners
Actual	$1,000.00	$939.30	$4.59	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Health Care
Actual	$1,000.00	$959.40	$4.64	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Industrials
Actual	$1,000.00	$948.30	$4.61	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MidCap400
Actual	$1,000.00	$923.10	$4.55	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Brazil Capped
Actual	$1,000.00	$1,043.70	$4.84	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI EAFE
Actual	$1,000.00	$986.80	$4.71	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Emerging Markets
Actual	$1,000.00	$934.20	$4.58	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort MSCI Japan
Actual	$1,000.00	$969.30	$4.66	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

PROSHARES TRUST EXPENSE EXAMPLES (UNAUDITED) :: XCIX

	Beginning Account Value	Ending Account Value 05/31/18	Expenses Paid During the Period*	Annualized Expense Ratio During Period
UltraShort Nasdaq Biotechnology
Actual	$1,000.00	$883.30	$4.46	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Oil & Gas
Actual	$1,000.00	$755.70	$4.16	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort QQQ®
Actual	$1,000.00	$794.10	$4.25	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Real Estate
Actual	$1,000.00	$1,041.30	$4.83	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Russell2000
Actual	$1,000.00	$862.10	$4.41	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort S&P500®
Actual	$1,000.00	$923.80	$4.32	0.90%
Hypothetical	$1,000.00	$1,020.44	$4.53	0.90%
UltraShort Semiconductors
Actual	$1,000.00	$726.00	$4.09	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort SmallCap600
Actual	$1,000.00	$843.30	$4.37	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Technology
Actual	$1,000.00	$764.10	$4.18	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%
UltraShort Utilities
Actual	$1,000.00	$1,150.60	$5.09	0.95%
Hypothetical	$1,000.00	$1,020.19	$4.78	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

C :: EXPENSE EXAMPLES (UNAUDITED) PROSHARES TRUST

SCHEDULE OF PORTFOLIO INVESTMENTS

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: 1

Investments	Principal Amount	Value
Short-Term Investments — 108.1%
Repurchase Agreements (b) — 27.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $170,344,900 (Cost $170,336,590)	$170,336,590	$170,336,590
U.S. Treasury Obligations (a) — 81.1%
U.S. Treasury Bills
1.56%, 6/7/2018 (c)	34,000,000	33,991,195
1.60%, 6/14/2018 (c)	24,000,000	23,986,350
1.63%, 6/21/2018 (c)	40,000,000	39,962,222
0.97%, 6/28/2018 (c)	37,000,000	36,952,062
1.63%, 7/5/2018 (c)	23,000,000	22,962,040
1.68%, 7/12/2018 (c)	24,000,000	23,952,303
1.68%, 7/19/2018 (c)	29,000,000	28,931,270
1.70%, 7/26/2018 (c)	24,000,000	23,934,550
1.74%, 8/2/2018 (c)	24,000,000	23,923,947
1.81%, 8/9/2018 (c)	24,000,000	23,914,785
1.82%, 8/16/2018 (c)	29,000,000	28,886,433
1.84%, 8/23/2018 (c)	24,000,000	23,897,426
1.86%, 8/30/2018 (c)	24,000,000	23,886,900
1.90%, 9/6/2018 (c)	12,000,000	11,938,910
1.91%, 9/13/2018 (c)	18,000,000	17,901,070
1.92%, 9/20/2018 (c)	12,000,000	11,929,792
1.90%, 9/27/2018 (c)	12,000,000	11,925,808
1.87%, 10/4/2018 (c)	11,000,000	10,926,380
1.90%, 10/11/2018 (c)	16,000,000	15,886,627
1.99%, 10/18/2018 (c)	11,000,000	10,916,754
2.00%, 10/25/2018 (c)	11,000,000	10,912,451
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$11,000,000	$10,907,843
2.02%, 11/8/2018 (c)	16,000,000	15,858,489
2.00%, 11/15/2018 (c)	12,000,000	11,889,154
2.01%, 11/23/2018 (c)	12,000,000	11,883,625
Total U.S. Treasury Obligations (Cost $512,094,309)		512,058,386
Total Short-Term Investments (Cost $682,430,899)		682,394,976
Total Investments — 108.1% (Cost $682,430,899)		682,394,976
Liabilities in excess of other assets — (8.1%)		(50,969,317)
Net Assets — 100.0%		$631,425,659

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $22,836,219.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,170,515
Aggregate gross unrealized depreciation	(20,509,209)
Net unrealized depreciation	$(15,338,694)
Federal income tax cost	$682,430,899

Futures Contracts Sold

Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	71	9/19/2018	USD	$10,303,875	$19,457

See accompanying notes to the financial statements.

2 :: TBF SHORT 20+ YEAR TREASURY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(310,815,909)	1/7/2019	Citibank NA	(1.58)%	ICE U.S. Treasury 20+ Year Bond Index	(11,280,644)	11,280,644	—	—
(50,488,471)	11/6/2020	Goldman Sachs International	(1.58)%	ICE U.S. Treasury 20+ Year Bond Index	(1,495,972)	961,972	534,000	—
(2,507,856)	6/6/2019	Morgan Stanley & Co. International plc	(1.63)%	ICE U.S. Treasury 20+ Year Bond Index	5,147,676	(5,147,676)	—	—
(260,254,131)	3/6/2019	Societe Generale	(1.61)%	ICE U.S. Treasury 20+ Year Bond Index	(7,693,288)	7,643,288	50,000	—
(624,066,367)					(15,322,228)
				Total Appreciation	5,147,676
				Total Depreciation	(20,469,904)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT 20+ YEAR TREASURY TBF :: 3

Investments	Principal Amount	Value
Short-Term Investments — 94.8%
Repurchase Agreements (a) — 94.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $79,256,701 (Cost $79,252,835)	$79,252,835	$79,252,835
Total Investments — 94.8% (Cost $79,252,835)		79,252,835
Other assets less liabilities — 5.2%		4,323,021
Net Assets — 100.0%		$83,575,856

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$559,134
Aggregate gross unrealized depreciation	(141,577)
Net unrealized appreciation	$417,557
Federal income tax cost	$79,252,835

Futures Contracts Sold

Short 7-10 Year Treasury had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	20	9/19/2018	USD	$2,408,750	$5,174

Swap Agreements1

Short 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(16,809,029)	12/6/2018	Bank of America NA	(1.49)%	ICE U.S. Treasury 7-10 Year Bond Index	553,960	(512,368)	—	41,592
				ICE U.S.
				Treasury 7-10
(64,848,153)	1/7/2019	Citibank NA	(1.46)%	Year Bond Index	(141,577)	—	141,577	—
(81,657,182)					412,383
				Total Appreciation	553,960
				Total Depreciation	(141,577)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are
See accompanying notes to the financial statements.

4 :: TBX SHORT 7-10 YEAR TREASURY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT 7-10 YEAR TREASURY TBX :: 5

Investments	Principal Amount	Value
Short-Term Investments — 86.5%
Repurchase Agreements (a) — 86.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,543,079 (Cost $1,543,003)	$1,543,003	$1,543,003
Total Investments — 86.5% (Cost $1,543,003)		1,543,003
Other assets less liabilities — 13.5%		241,395
Net Assets — 100.0%		$1,784,398

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,486
Aggregate gross unrealized depreciation	(32,638)
Net unrealized depreciation	$(13,152)
Federal income tax cost	$1,543,003

Swap Agreements1

Short Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(132,494)	11/6/2019	Bank of America NA	(1.78)%	Dow Jones U.S. Basic MaterialsSM Index	(5,444)	—	5,444	—
(292,423)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Basic MaterialsSM Index	19,486	—	—	19,486
(355,468)	11/13/2019	Morgan Stanley & Co. International plc	(2.03)%	Dow Jones U.S. Basic MaterialsSM Index	(6,895)	—	—	(6,895)
(345,938)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. Basic MaterialsSM Index	(8,796)	—	8,796	—
(654,818)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. Basic MaterialsSM Index	(11,503)	—	11,503	—
(1,781,141)					(13,152)
				Total Appreciation	19,486
				Total Depreciation	(32,638)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

6 :: SBM SHORT BASIC MATERIALS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 108.2%
Repurchase Agreements (b) — 27.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $63,823,206 (Cost $63,820,093)	$63,820,093	$63,820,093
U.S. Treasury Obligations (a) — 80.9%
U.S. Treasury Bills
1.53%, 6/7/2018 (c)	13,000,000	12,996,671
1.57%, 6/14/2018 (c)	9,000,000	8,994,914
1.59%, 6/21/2018 (c)	15,000,000	14,985,854
0.99%, 6/28/2018 (c)	14,000,000	13,981,914
1.61%, 7/5/2018 (c)	9,000,000	8,985,253
1.77%, 7/12/2018 (c)	9,000,000	8,982,088
1.67%, 7/19/2018 (c)	11,000,000	10,974,003
1.70%, 7/26/2018 (c)	9,000,000	8,975,456
1.72%, 8/2/2018 (c)	9,000,000	8,971,635
1.81%, 8/9/2018 (c)	9,000,000	8,968,195
1.81%, 8/16/2018 (c)	11,000,000	10,957,097
1.84%, 8/23/2018 (c)	9,000,000	8,961,535
1.86%, 8/30/2018 (c)	9,000,000	8,957,813
1.90%, 9/6/2018 (c)	4,000,000	3,979,606
1.91%, 9/13/2018 (c)	6,000,000	5,967,110
1.92%, 9/20/2018 (c)	4,000,000	3,976,567
1.90%, 9/27/2018 (c)	4,000,000	3,975,253
1.87%, 10/4/2018 (c)	4,000,000	3,973,351
1.90%, 10/11/2018 (c)	6,000,000	5,957,595
1.99%, 10/18/2018 (c)	4,000,000	3,969,806
2.00%, 10/25/2018 (c)	4,000,000	3,968,245
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$4,000,000	$3,966,531
2.02%, 11/8/2018 (c)	6,000,000	5,947,133
2.00%, 11/15/2018 (c)	4,000,000	3,963,051
2.01%, 11/23/2018 (c)	4,000,000	3,961,208
Total U.S. Treasury Obligations (Cost $189,309,863)		189,297,884
Total Short-Term Investments (Cost $253,129,956)		253,117,977
Total Investments — 108.2% (Cost $253,129,956)		253,117,977
Liabilities in excess of other assets — (8.2%)		(19,185,768)
Net Assets — 100.0%		$233,932,209

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $32,413,641.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,551,452
Aggregate gross unrealized depreciation	(13,105,595)
Net unrealized depreciation	$(8,554,143)
Federal income tax cost	$253,129,956

Futures Contracts Sold

Short Dow30SM had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	175	6/15/2018	USD	$21,361,375	$503,960

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT DOW30SM DOG :: 7

Swap Agreements1

Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(11,218,910)	11/6/2018	Bank of America NA	(2.03)%	Dow Jones Industrial AverageSM	(3,828,575)	1,768,575	2,060,000	—
(18,938,061)	11/6/2018	Citibank NA	(2.07)%	Dow Jones Industrial AverageSM	(955,700)	790,700	165,000	—
(37,718,626)	11/6/2018	Credit Suisse International	(2.23)%	Dow Jones Industrial AverageSM	(4,074,893)	4,074,893	—	—
(15,480,468)	11/6/2019	Deutsche Bank AG	(2.15)%	Dow Jones Industrial AverageSM	(513,287)	513,287	—	—
(94,135,598)	11/6/2019	Goldman Sachs International	(1.95)%	Dow Jones Industrial AverageSM	4,045,817	(3,150,276)	—	895,541
(32,520,493)	11/6/2019	Societe Generale	(2.43)%	Dow Jones Industrial AverageSM	(1,653,216)	1,653,214	2	—
(2,585,694)	11/6/2018	UBS AG	(2.13)%	Dow Jones Industrial AverageSM	(2,066,270)	2,025,258	—	(41,012)
(212,597,850)					(9,046,124)
				Total Appreciation	4,045,817
				Total Depreciation	(13,091,941)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

8 :: DOG SHORT DOW30SM :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 88.6%
Repurchase Agreements (a) — 88.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $16,916,552 (Cost $16,915,726)	$16,915,726	$16,915,726
Total Investments — 88.6% (Cost $16,915,726)		16,915,726
Other assets less liabilities — 11.4%		2,173,563
Net Assets — 100.0%		$19,089,289

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(812,410)
Net unrealized depreciation	$(812,410)
Federal income tax cost	$16,915,726

Swap Agreements1

Short Financials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,885,135)	11/6/2019	Bank of America NA	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(118,302)	—	80,000	(38,302)
(1,914,887)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. FinancialsSM Index[6]	(98,562)	—	98,562	—
(4,907,665)	11/6/2019	Goldman Sachs International	(2.00)%	Dow Jones U.S. FinancialsSM Index[6]	(184,506)	—	184,506	—
(1,980,992)	11/13/2019	Morgan Stanley & Co. International plc	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(62,459)	—	7,000	(55,459)
(3,674,768)	11/6/2019	Societe Generale	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(95,736)	—	41,000	(54,736)
(3,707,512)	11/6/2019	UBS AG	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(252,845)	—	252,845	—
(19,070,959)					(812,410)
				Total Depreciation	(812,410)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT FINANCIALS SEF :: 9

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

10 :: SEF SHORT FINANCIALS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 89.4%
Repurchase Agreements (a) — 89.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $4,978,713 (Cost $4,978,471)	$4,978,471	$4,978,471
Total Investments — 89.4% (Cost $4,978,471)		4,978,471
Other assets less liabilities — 10.6%		591,404
Net Assets — 100.0%		$5,569,875

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,059,475)
Net unrealized depreciation	$(1,059,475)
Federal income tax cost	$4,978,471

Swap Agreements1,6

Short FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(511,091)	11/6/2019	Bank of America NA	(0.93)%	iShares® China Large-Cap ETF	(60,567)	—	60,567	—
(969,854)	11/6/2018	Citibank NA	1.00%	iShares® China Large-Cap ETF	(302,531)	—	302,531	—
(492,413)	11/6/2019	Goldman Sachs International	0.00%	iShares® China Large-Cap ETF	(21,478)	—	21,478	—
(1,973,477)	11/6/2019	Societe Generale	(0.43)%	iShares® China Large-Cap ETF	(116,030)	—	100,000	(16,030)
(1,648,478)	11/6/2018	UBS AG	(0.18)%	iShares® China Large-Cap ETF	(558,869)	—	558,869	—
(5,595,313)					(1,059,475)
				Total Depreciation	(1,059,475)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT FTSE CHINA 50 YXI :: 11

Investments	Principal Amount	Value
Short-Term Investments — 96.1%
Repurchase Agreements (a) — 96.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $135,135,448 (Cost $135,128,856)	$135,128,856	$135,128,856
Total Investments — 96.1% (Cost $135,128,856)		135,128,856
Other assets less liabilities — 3.9%		5,554,558
Net Assets — 100.0%		$140,683,414

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(13,334,189)
Net unrealized depreciation	$(13,334,189)
Federal income tax cost	$135,128,856

Swap Agreements1,6

Short High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(37,745,534)	11/6/2019	Citibank NA	0.82%	iShares® iBoxx $ High Yield Corporate Bond ETF	(590,742)	—	590,742	—
(16,219,515)	12/9/2019	Credit Suisse International	0.37%	iShares® iBoxx $ High Yield Corporate Bond ETF	(26,512)	—	26,512	—
(86,762,802)	12/7/2018	Goldman Sachs International	(0.10)%	iShares® iBoxx $ High Yield Corporate Bond ETF	(12,716,935)	—	12,716,935	—
(140,727,851)					(13,334,189)
				Total Depreciation	(13,334,189)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

12 :: SJB SHORT HIGH YIELD :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 97.4%
Repurchase Agreements (a) — 97.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $10,320,288 (Cost $10,319,786)	$10,319,786	$10,319,786
Total Investments — 97.4% (Cost $10,319,786)		10,319,786
Other assets less liabilities — 2.6%		280,521
Net Assets — 100.0%		$10,600,307

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,122,435)
Net unrealized depreciation	$(1,122,435)
Federal income tax cost	$10,319,786

Futures Contracts Sold

Short MidCap400 had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	6	6/15/2018	USD	$1,167,900	$(5,382)

Swap Agreements1

Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,490,132)	11/6/2018	Bank of America NA	(2.03)%	S&P MidCap 400®	(538,109)	—	538,109	—
(967,302)	11/6/2018	BNP Paribas SA	(2.03)%	S&P MidCap 400®	(25,464)	—	—	(25,464)
(1,699,099)	11/6/2019	Citibank NA	(1.95)%	S&P MidCap 400®	(116,345)	—	30,000	(86,345)
(1,959,249)	11/6/2019	Credit Suisse International	(2.08)%	S&P MidCap 400®	(133,523)	—	133,523	—
(351,202)	11/6/2019	Morgan Stanley & Co. International plc	(1.63)%	S&P MidCap 400®	(43,094)	—	22,000	(21,094)
(1,968,121)	11/6/2019	Societe Generale	(1.83)%	S&P MidCap 400®	(260,518)	—	260,518	—
(9,435,105)					(1,117,053)
				Total Depreciation	(1,117,053)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT MIDCAP400 MYY :: 13

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

14 :: MYY SHORT MIDCAP400 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 91.1%
Repurchase Agreements (a) — 91.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $16,993,415 (Cost $16,992,585)	$16,992,585	$16,992,585
Total Investments — 91.1% (Cost $16,992,585)		16,992,585
Other assets less liabilities — 8.9%		1,669,554
Net Assets — 100.0%		$18,662,139

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,944
Aggregate gross unrealized depreciation	(2,673,433)
Net unrealized depreciation	$(2,653,489)
Federal income tax cost	$16,992,585

Swap Agreements1,6

Short MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,748,724)	11/6/2019	Citibank NA	(1.35)%	iShares® MSCI EAFE ETF	(120,956)	—	120,956	—
(1,038,338)	11/6/2019	Credit Suisse International	(1.63)%	iShares® MSCI EAFE ETF	(19,329)	—	19,329	—
(6,173,108)	11/6/2018	Goldman Sachs International	(1.75)%	iShares® MSCI EAFE ETF	(724,957)	—	724,957	—
(5,500,934)	11/6/2018	Societe Generale	(1.63)%	iShares® MSCI EAFE ETF	(1,808,191)	—	1,808,191	—
(4,057,201)	11/6/2019	UBS AG	(1.53)%	iShares® MSCI EAFE ETF	19,944	—	—	19,944
(18,518,305)					(2,653,489)
				Total Appreciation	19,944
				Total Depreciation	(2,673,433)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT MSCI EAFE EFZ :: 15

Investments	Principal Amount	Value
Short-Term Investments — 93.0%
Repurchase Agreements (a) — 93.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $145,846,113 (Cost $145,838,999)	$145,838,999	$145,838,999
Total Investments — 93.0% (Cost $145,838,999)		145,838,999
Other assets less liabilities — 7.0%		11,042,427
Net Assets — 100.0%		$156,881,426

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$249,656
Aggregate gross unrealized depreciation	(19,478,516)
Net unrealized depreciation	$(19,228,860)
Federal income tax cost	$145,838,999

Swap Agreements1,6

Short MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(24,354,212)	11/6/2018	Bank of America NA	(0.93)%	iShares® MSCI Emerging Markets ETF	(4,633,086)	—	4,633,086	—
(56,188,009)	11/6/2018	Citibank NA	(1.20)%	iShares® MSCI Emerging Markets ETF	(10,663,549)	—	10,663,549	—
(467,580)	11/6/2019	Credit Suisse International	(0.73)%	iShares® MSCI Emerging Markets ETF	(196,328)	—	196,328	—
(2,897,270)	11/6/2019	Goldman Sachs International	0.25%	iShares® MSCI Emerging Markets ETF	(122,283)	—	122,283	—
(1,472,223)	11/6/2019	Morgan Stanley & Co. International plc	(1.83)%	iShares® MSCI Emerging Markets ETF	249,656	(151,880)	—	97,776
(52,491,581)	11/6/2018	Societe Generale	(0.43)%	iShares® MSCI Emerging Markets ETF	(3,451,240)	—	3,451,240	—
(19,181,973)	11/6/2019	UBS AG	(0.83)%	iShares® MSCI Emerging Markets ETF	(412,030)	—	412,030	—
(157,052,848)					(19,228,860)
				Total Appreciation	249,656
				Total Depreciation	(19,478,516)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

16 :: EUM SHORT MSCI EMERGING MARKETS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT MSCI EMERGING MARKETS EUM :: 17

Investments	Principal Amount	Value
Short-Term Investments — 92.5%
Repurchase Agreements (a) — 92.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,479,405 (Cost $1,479,332)	$1,479,332	$1,479,332
Total Investments — 92.5% (Cost $1,479,332)		1,479,332
Other assets less liabilities — 7.5%		120,427
Net Assets — 100.0%		$1,599,759

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(302,550)
Net unrealized depreciation	$(302,550)
Federal income tax cost	$1,479,332

Swap Agreements1

Short Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(374,786)	11/13/2019	Bank of America NA	(1.73)%	Dow Jones U.S. Oil & GasSM Index	(56,295)	—	10,000	(46,295)
(117,979)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Oil & GasSM Index	(28,432)	—	28,432	—
(197,658)	11/6/2019	Goldman Sachs International	(1.90)%	Dow Jones U.S. Oil & GasSM Index	(21,203)	—	21,203	—
(620,393)	11/13/2019	Morgan Stanley & Co. International plc	(1.93)%	Dow Jones U.S. Oil & GasSM Index	(57,234)	—	—	(57,234)
(65,152)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. Oil & GasSM Index	(22,646)	—	22,646	—
(220,388)	11/6/2019	UBS AG	(1.78)%	Dow Jones U.S. Oil & GasSM Index	(116,740)	—	116,740	—
(1,596,356)					(302,550)
				Total Depreciation	(302,550)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

18 :: DDG SHORT OIL & GAS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 123.7%
Repurchase Agreements (b) — 33.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $110,444,512 (Cost $110,439,125)	$110,439,125	$110,439,125
U.S. Treasury Obligations (a) — 90.2%
U.S. Treasury Bills
1.51%, 6/7/2018 (c)	21,000,000	20,994,623
1.57%, 6/14/2018 (c)	13,000,000	12,992,653
1.61%, 6/21/2018 (c)	25,000,000	24,976,423
0.99%, 6/28/2018 (c)	22,000,000	21,971,579
1.62%, 7/5/2018 (c)	14,000,000	13,977,059
1.67%, 7/12/2018 (c)	14,000,000	13,972,137
1.75%, 7/19/2018 (c)	17,000,000	16,959,823
1.70%, 7/26/2018 (c)	14,000,000	13,961,821
1.74%, 8/2/2018 (c)	14,000,000	13,955,877
1.81%, 8/9/2018 (c)	14,000,000	13,950,526
1.82%, 8/16/2018 (c)	17,000,000	16,933,695
1.84%, 8/23/2018 (c)	15,000,000	14,935,891
1.87%, 8/30/2018 (c)	15,000,000	14,929,688
1.90%, 9/6/2018 (c)	6,000,000	5,969,409
1.91%, 9/13/2018 (c)	9,000,000	8,950,665
1.92%, 9/20/2018 (c)	6,000,000	5,964,850
1.90%, 9/27/2018 (c)	7,000,000	6,956,692
1.87%, 10/4/2018 (c)	6,000,000	5,960,026
1.90%, 10/11/2018 (c)	9,000,000	8,936,392
1.99%, 10/18/2018 (c)	6,000,000	5,954,709
2.00%, 10/25/2018 (c)	6,000,000	5,952,368
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$6,000,000	$5,949,797
2.02%, 11/8/2018 (c)	9,000,000	8,920,700
2.00%, 11/15/2018 (c)	7,000,000	6,935,340
2.01%, 11/23/2018 (c)	7,000,000	6,932,115
Total U.S. Treasury Obligations (Cost $297,912,113)		297,894,858
Total Short-Term Investments (Cost $408,351,238)		408,333,983
Total Investments — 123.7% (Cost $408,351,238)		408,333,983
Liabilities in excess of other assets — (23.7%)		(78,205,553)
Net Assets — 100.0%		$330,128,430

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $66,620,027.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,321
Aggregate gross unrealized depreciation	(57,461,509)
Net unrealized depreciation	$(57,459,188)
Federal income tax cost	$408,351,238

Futures Contracts Sold

Short QQQ® had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	136	6/15/2018	USD	$18,974,720	$(369,907)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT QQQ® PSQ :: 19

Swap Agreements1

Short QQQ® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(14,056,707)	11/6/2018	Bank of America NA	(2.13)%	NASDAQ-100 Index®	(14,735,622)	14,735,622	—	—
(76,141,250)	11/6/2018	Citibank NA	(2.02)%	NASDAQ-100 Index®	(22,387,613)	22,387,613	—	—
(48,958,463)	11/6/2019	Credit Suisse International	(2.23)%	NASDAQ-100 Index®	(1,245,538)	1,245,537	1	—
(39,749,358)	11/6/2019	Deutsche Bank AG	(2.10)%	NASDAQ-100 Index®	(4,291,549)	4,291,549	—	—
(10,400,048)	11/6/2019	Goldman Sachs International	(2.05)%	NASDAQ-100 Index®	(94,017)	—	94,017	—
(65,699,638)	11/6/2019	Morgan Stanley & Co. International plc	(2.03)%	NASDAQ-100 Index®	(923,304)
(2,731,266)	11/6/2019	Morgan Stanley & Co. International plc	(1.83)%	PowerShares QQQ TrustSM, Series 1	(280,466)
(68,430,904)					(1,203,770)	1,203,770	—	—
(37,193,235)	11/6/2019	Societe Generale	(2.43)%	NASDAQ-100 Index®	(8,240,220)	8,240,220	—	—
				NASDAQ-100
(16,156,270)	11/6/2018	UBS AG	(2.08)%	Index®	(4,873,697)	4,873,697	—	—
(311,086,235)					(57,072,026)
				Total Depreciation	(57,072,026)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

20 :: PSQ SHORT QQQ® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 95.0%
Repurchase Agreements (a) — 95.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $9,259,060 (Cost $9,258,609)	$9,258,609	$9,258,609
Total Investments — 95.0% (Cost $9,258,609)		9,258,609
Other assets less liabilities — 5.0%		491,123
Net Assets — 100.0%		$9,749,732

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$224,305
Aggregate gross unrealized depreciation	(811,014)
Net unrealized depreciation	$(586,709)
Federal income tax cost	$9,258,609

Swap Agreements1

Short Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(923,636)	11/6/2018	Bank of America NA	(2.28)%	Dow Jones U.S. Real EstateSM Index	(752,962)	—	752,962	—
(2,604,268)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Real EstateSM Index	107,725	—	(107,725)	—
(4,015,761)	11/13/2019	Morgan Stanley & Co. International plc	(1.83)%	Dow Jones U.S. Real EstateSM Index	116,580	(116,580)	—	—
(383,221)	11/6/2019	Societe Generale	(1.73)%	Dow Jones U.S. Real EstateSM Index	(45,507)	—	17,000	(28,507)
(1,814,637)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. Real EstateSM Index	(12,545)	—	12,545	—
(9,741,523)					(586,709)
				Total Appreciation	224,305
				Total Depreciation	(811,014)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT REAL ESTATE REK :: 21

Investments	Principal Amount	Value
Short-Term Investments — 125.2%
Repurchase Agreements (b) — 31.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $78,233,993 (Cost $78,230,177)	$78,230,177	$78,230,177
U.S. Treasury Obligations (a) — 93.7%
U.S. Treasury Bills
1.53%, 6/7/2018 (c)	16,000,000	15,995,903
1.57%, 6/14/2018 (c)	11,000,000	10,993,784
1.59%, 6/21/2018 (c)	19,000,000	18,982,082
1.00%, 6/28/2018 (c)	17,000,000	16,978,038
1.61%, 7/5/2018 (c)	11,000,000	10,981,975
1.77%, 7/12/2018 (c)	11,000,000	10,978,108
1.75%, 7/19/2018 (c)	14,000,000	13,966,913
1.69%, 7/26/2018 (c)	11,000,000	10,970,002
1.74%, 8/2/2018 (c)	11,000,000	10,965,332
1.81%, 8/9/2018 (c)	11,000,000	10,961,128
1.82%, 8/16/2018 (c)	13,000,000	12,949,296
1.84%, 8/23/2018 (c)	11,000,000	10,952,987
1.86%, 8/30/2018 (c)	11,000,000	10,948,438
1.90%, 9/6/2018 (c)	5,000,000	4,974,507
1.91%, 9/13/2018 (c)	8,000,000	7,956,147
1.92%, 9/20/2018 (c)	5,000,000	4,970,708
1.90%, 9/27/2018 (c)	5,000,000	4,969,066
1.87%, 10/4/2018 (c)	5,000,000	4,966,688
1.90%, 10/11/2018 (c)	7,000,000	6,950,528
1.99%, 10/18/2018 (c)	5,000,000	4,962,258
2.00%, 10/25/2018 (c)	5,000,000	4,960,306
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$5,000,000	$4,958,164
2.02%, 11/8/2018 (c)	7,000,000	6,938,322
2.00%, 11/15/2018 (c)	5,000,000	4,953,814
2.01%, 11/23/2018 (c)	5,000,000	4,951,510
Total U.S. Treasury Obligations (Cost $233,148,923)		233,136,004
Total Short-Term Investments (Cost $311,379,100)		311,366,181
Total Investments — 125.2% (Cost $311,379,100)		311,366,181
Liabilities in excess of other assets — (25.2%)		(62,748,600)
Net Assets — 100.0%		$248,617,581

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $63,948,773.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,052
Aggregate gross unrealized depreciation	(44,789,142)
Net unrealized depreciation	$(44,787,090)
Federal income tax cost	$311,379,100

Futures Contracts Sold

Short Russell2000 had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	88	6/15/2018	USD	$7,190,040	$(9,482)

See accompanying notes to the financial statements.

22 :: RWM SHORT RUSSELL2000 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(12,656,447)	11/6/2018	Bank of America NA	(1.73)%	Russell 2000® Index	(8,959,980)	8,939,980	20,000	—
(1,873,922)	11/6/2019	Citibank NA	(1.40)%	Russell 2000® Index	(1,764,612)	1,603,478	—	(161,134)
(10,985,896)	11/6/2019	Credit Suisse International	(1.68)%	Russell 2000® Index	(925,679)	895,671	30,008	—
(9,387,482)	11/6/2019	Deutsche Bank AG	(1.35)%	Russell 2000® Index	(1,277,482)	1,277,482	—	—
(132,153,221)	11/6/2019	Goldman Sachs International	(1.40)%	Russell 2000® Index	(5,751,617)	5,751,617	—	—
(6,895,308)	11/6/2019	Morgan Stanley & Co. International plc	(1.53)%	Russell 2000® Index	(4,897,063)
(1,276,867)	11/6/2019	Morgan Stanley & Co. International plc	(1.33)%	iShares® Russell 2000 ETF	(110,616)
(8,172,175)					(5,007,679)	5,007,679	—	—
(18,185,867)	11/6/2019	Societe Generale	(1.53)%	Russell 2000® Index	(3,877,926)	3,877,891	35	—
				Russell 2000®
(47,949,256)	11/6/2018	UBS AG	(1.43)%	Index	(17,199,714)	17,199,714	—	—
(241,364,266)					(44,764,689)
				Total Depreciation	(44,764,689)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT RUSSELL2000 RWM :: 23

Investments	Principal Amount	Value
Short-Term Investments — 122.5%
Repurchase Agreements (b) — 29.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $399,660,396 (Cost $399,640,900)	$399,640,900	$399,640,900
U.S. Treasury Obligations (a) — 93.4%
U.S. Treasury Bills
1.53%, 6/7/2018 (c)	87,000,000	86,977,725
1.57%, 6/14/2018 (c)	58,000,000	57,967,222
1.60%, 6/21/2018 (c)	103,000,000	102,902,865
1.07%, 6/28/2018 (c)	90,000,000	89,883,731
1.67%, 7/5/2018 (c)	61,000,000	60,900,045
1.77%, 7/12/2018 (c)	59,000,000	58,882,578
1.67%, 7/19/2018 (c)	74,000,000	73,825,114
1.69%, 7/26/2018 (c)	60,000,000	59,836,375
1.73%, 8/2/2018 (c)	60,000,000	59,810,900
1.80%, 8/9/2018 (c)	60,000,000	59,787,969
1.81%, 8/16/2018 (c)	73,000,000	72,715,280
1.84%, 8/23/2018 (c)	61,000,000	60,739,291
1.86%, 8/30/2018 (c)	61,000,000	60,714,062
1.90%, 9/6/2018 (c)	30,000,000	29,847,043
1.91%, 9/13/2018 (c)	43,000,000	42,764,288
1.92%, 9/20/2018 (c)	29,000,000	28,830,108
1.90%, 9/27/2018 (c)	30,000,000	29,814,396
1.87%, 10/4/2018 (c)	28,000,000	27,813,455
1.90%, 10/11/2018 (c)	39,000,000	38,724,367
1.99%, 10/18/2018 (c)	28,000,000	27,788,643
2.00%, 10/25/2018 (c)	28,000,000	27,777,715
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$28,000,000	$27,765,719
2.02%, 11/8/2018 (c)	41,000,000	40,638,744
2.00%, 11/15/2018 (c)	29,000,000	28,732,121
2.01%, 11/23/2018 (c)	29,000,000	28,718,760
Total U.S. Treasury Obligations (Cost $1,284,233,530)		1,284,158,516
Total Short-Term Investments (Cost $1,683,874,430)		1,683,799,416
Total Investments — 122.5% (Cost $1,683,874,430)		1,683,799,416
Liabilities in excess of other assets — (22.5%)		(309,759,751)
Net Assets — 100.0%		$1,374,039,665

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $312,662,845.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,338,195
Aggregate gross unrealized depreciation	(225,991,112)
Net unrealized depreciation	$(224,652,917)
Federal income tax cost	$1,683,874,430

Futures Contracts Sold

Short S&P500® had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	491	6/15/2018	USD	$66,407,750	$670,231

See accompanying notes to the financial statements.

24 :: SH SHORT S&P500® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(190,745,812)	11/6/2018	Bank of America NA	(2.23)%	S&P 500®	(70,396,005)	70,396,005	—	—
(159,889,632)	11/6/2018	BNP Paribas SA	(2.18)%	S&P 500®	406,736	(406,736)	—	—
(122,302,208)	11/6/2018	Citibank NA	(2.10)%	S&P 500®	(40,090,944)	40,090,944	—	—
(135,801,868)	11/6/2019	Credit Suisse International	(2.23)%	S&P 500®	(10,054,840)	10,054,839	1	—
(85,212,540)	11/6/2019	Deutsche Bank AG	(2.17)%	S&P 500®	(1,034,848)	1,034,848	—	—
(241,810,299)	11/6/2018	Goldman Sachs International	(2.10)%	S&P 500®	(56,759,537)	56,759,537	—	—
(62,470,763)	11/6/2019	Morgan Stanley & Co. International plc	(2.13)%	S&P 500®	249,615	—	—	249,615
(170,961,899)	11/6/2019	Societe Generale	(2.43)%	S&P 500®	(7,925,609)	7,925,609	—	—
(138,333,192)	11/6/2018	UBS AG	(2.08)%	S&P 500®	(39,642,702)	39,642,658	44	—
(1,307,528,213)					(225,248,134)
				Total Appreciation	656,351
				Total Depreciation	(225,904,485)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: SHORT S&P500® SH :: 25

Investments	Principal Amount	Value
Short-Term Investments — 91.4%
Repurchase Agreements (a) — 91.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $3,423,558 (Cost $3,423,390)	$3,423,390	$3,423,390
Total Investments — 91.4% (Cost $3,423,390)		3,423,390
Other assets less liabilities — 8.6%		323,287
Net Assets — 100.0%		$3,746,677

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(874,666)
Net unrealized depreciation	$(874,666)
Federal income tax cost	$3,423,390

Swap Agreements1

Short SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,140,423)	11/6/2019	Bank of America NA	(1.85)%	S&P SmallCap 600®	(192,347)	—	192,347	—
(398,713)	11/6/2019	Citibank NA	(1.90)%	S&P SmallCap 600®	(71,013)	—	42,000	(29,013)
(541,984)	11/6/2019	Credit Suisse International	(1.83)%	S&P SmallCap 600®	(118,031)	—	118,031	—
(237,008)	11/6/2019	Deutsche Bank AG	(1.35)%	S&P SmallCap 600®	(72,421)	—	65,000	(7,421)
(821,155)	11/6/2019	Morgan Stanley & Co. International plc	(1.38)%	S&P SmallCap 600®	(124,458)	—	—	(124,458)
(176,688)	11/6/2019	Societe Generale	(1.33)%	S&P SmallCap 600®	(51,967)	—	20,000	(31,967)
(430,134)	11/6/2018	UBS AG	(1.78)%	S&P SmallCap 600®	(244,429)	—	244,429	—
(3,746,105)					(874,666)
				Total Depreciation	(874,666)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

26 :: SBB SHORT SMALLCAP600 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations (a) — 80.1%
U.S. Treasury Bonds
3.50%, 2/15/2039	$199,100	$217,315
4.25%, 5/15/2039	184,300	222,758
4.50%, 8/15/2039	197,600	246,846
4.38%, 11/15/2039	212,800	261,910
4.63%, 2/15/2040	353,900	450,117
4.38%, 5/15/2040	298,000	367,378
3.88%, 8/15/2040	258,000	297,305
4.25%, 11/15/2040	273,000	331,439
4.75%, 2/15/2041	300,600	390,216
4.38%, 5/15/2041	232,200	287,311
3.75%, 8/15/2041	257,900	292,314
3.13%, 11/15/2041	233,100	239,692
3.13%, 2/15/2042	291,200	299,413
3.00%, 5/15/2042	245,400	247,068
2.75%, 8/15/2042	374,700	360,707
2.75%, 11/15/2042	461,800	444,302
3.13%, 2/15/2043	467,600	480,276
2.88%, 5/15/2043	659,000	647,673
3.63%, 8/15/2043	545,800	608,610
3.75%, 11/15/2043	659,000	749,767
3.63%, 2/15/2044	663,600	740,847
3.38%, 5/15/2044	667,100	715,100
3.13%, 8/15/2044	667,300	685,182
3.00%, 11/15/2044	667,200	670,015
2.50%, 2/15/2045	667,300	608,286
3.00%, 5/15/2045	667,200	669,910
2.88%, 8/15/2045	667,200	653,960
3.00%, 11/15/2045	667,100	669,602
2.50%, 2/15/2046	619,800	563,437
2.50%, 5/15/2046	619,000	562,226
2.25%, 8/15/2046	620,100	533,577
2.88%, 11/15/2046	618,200	605,063
3.00%, 2/15/2047	620,000	621,937
3.00%, 5/15/2047	619,900	621,547
2.75%, 8/15/2047	620,000	591,373
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.75%, 11/15/2047	$620,000	$591,277
3.00%, 2/15/2048	667,000	668,980
3.13%, 5/15/2048	270,000	277,404
Total U.S. Treasury Obligations (Cost $19,008,716)		18,492,140
Short-Term Investments — 25.8%
Repurchase Agreements (b) — 25.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $5,955,505 (Cost $5,955,214)	5,955,214	5,955,214
Total Investments — 105.9% (Cost $24,963,930)		24,447,354
Liabilities in excess of other assets — (5.9%)		(1,362,529)
Net Assets — 100.0%		$23,084,825

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $2,006.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$896,462
Aggregate gross unrealized depreciation	(2,203,702)
Net unrealized depreciation	$(1,307,240)
Federal income tax cost	$25,757,736

Futures Contracts Purchased

Ultra 20+ Year Treasury had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury Long Bond	9	9/19/2018	USD	$1,306,125	$(2,264)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA 20+ YEAR TREASURY UBT :: 27

Swap Agreements1

Ultra 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
16,713,553	12/6/2018	Bank of America NA	1.67%	ICE U.S. Treasury 20+ Year Bond Index	(486,024)	—	486,024	—
7,698,510	1/7/2019	Citibank NA	1.78%	ICE U.S. Treasury 20+ Year Bond Index	864,628	(864,628)	—	—
2,244,715	6/6/2019	Morgan Stanley & Co. International plc	1.93%	ICE U.S. Treasury 20+ Year Bond Index	(373,198)	—	373,198	—
26,656,778					5,406
				Total Appreciation	864,628
				Total Depreciation	(859,222)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

28 :: UBT ULTRA 20+ YEAR TREASURY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
U.S. Treasury Obligations (a) — 73.3%
U.S. Treasury Bonds
6.88%, 8/15/2025	$94,600	$119,972
6.00%, 2/15/2026	194,600	237,944
6.75%, 8/15/2026	92,900	119,899
6.50%, 11/15/2026	124,500	159,136
6.63%, 2/15/2027	85,100	110,271
6.38%, 8/15/2027	95,600	123,182
6.13%, 11/15/2027	228,800	291,363
U.S. Treasury Notes
2.00%, 8/15/2025	1,600,900	1,519,729
2.25%, 11/15/2025	1,603,500	1,545,499
1.63%, 2/15/2026	1,531,600	1,407,038
1.63%, 5/15/2026	1,532,500	1,403,435
1.50%, 8/15/2026	1,536,000	1,388,280
2.00%, 11/15/2026	1,528,000	1,433,574
2.25%, 2/15/2027	1,530,800	1,462,751
2.38%, 5/15/2027	1,529,800	1,475,301
2.25%, 8/15/2027	1,529,800	1,457,732
2.25%, 11/15/2027	1,529,800	1,456,059
2.75%, 2/15/2028	1,603,500	1,592,476
2.88%, 5/15/2028	607,000	609,798
Total U.S. Treasury Obligations (Cost $18,064,059)		17,913,439
Short-Term Investments — 3.6%
Repurchase Agreements (b) — 3.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $872,070 (Cost $872,029)	872,029	872,029
Total Investments — 76.9% (Cost $18,936,088)		18,785,468
Other assets less liabilities — 23.1%		5,654,678
Net Assets — 100.0%		$24,440,146
(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $166,829.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,712
Aggregate gross unrealized depreciation	(875,160)
Net unrealized depreciation	$(861,448)
Federal income tax cost	$19,360,924

Futures Contracts Purchased

Ultra 7-10 Year Treasury had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
U.S. Treasury 10 Year Note	3	9/19/2018	USD	$361,313	$(1,504)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA 7-10 YEAR TREASURY UST :: 29

Swap Agreements1

Ultra 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
23,298,114	1/7/2019	Citibank NA	1.78%	ICE U.S. Treasury 7-10 Year Bond Index	(186,511)	—	186,511	—
7,249,141	1/6/2021	Goldman Sachs International	1.78%	ICE U.S. Treasury 7-10 Year Bond Index	(97,977)	—	97,977	—
30,547,255					(284,488)
				Total Depreciation	(284,488)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

30 :: UST ULTRA 7-10 YEAR TREASURY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 86.9%
Chemicals — 71.0%
Air Products & Chemicals, Inc.	16,910	$2,729,443
Albemarle Corp.	8,545	798,701
Ashland Global Holdings, Inc.	4,806	373,522
Axalta Coating Systems Ltd.*	16,935	526,848
Cabot Corp.	4,773	287,573
Celanese Corp., Series A	10,478	1,183,176
CF Industries Holdings, Inc.	18,015	741,137
Chemours Co. (The)	14,303	700,704
DowDuPont, Inc.	180,743	11,587,434
Eastman Chemical Co.	11,042	1,151,791
Ecolab, Inc.	20,082	2,863,894
FMC Corp.	10,376	903,646
GCP Applied Technologies, Inc.*	5,534	175,151
HB Fuller Co.	3,904	201,251
Huntsman Corp.	16,316	521,622
Ingevity Corp.*	3,253	247,683
International Flavors & Fragrances, Inc.	6,098	744,749
LyondellBasell Industries NV, Class A	24,991	2,801,991
Minerals Technologies, Inc.	2,736	199,728
Monsanto Co.	34,047	4,339,631
Mosaic Co. (The)	27,077	744,347
NewMarket Corp.	710	272,846
Olin Corp.	12,907	417,283
Platform Specialty Products Corp.*	16,631	200,570
PolyOne Corp.	6,249	261,958
PPG Industries, Inc.	19,655	1,983,583
Praxair, Inc.	22,180	3,465,847
RPM International, Inc.	10,326	511,137
Scotts Miracle-Gro Co. (The)	3,077	261,945
Sensient Technologies Corp.	3,334	224,211
Trinseo SA	3,351	242,277
Valvoline, Inc.	15,452	315,839
Westlake Chemical Corp.	2,798	323,813
WR Grace & Co.	5,233	374,630
		42,679,961
Metals & Mining — 15.0%
Alcoa Corp.*	13,303	639,475
Allegheny Technologies, Inc.*	9,707	276,844
Carpenter Technology Corp.	3,625	217,282
Commercial Metals Co.	9,008	212,949
Compass Minerals International, Inc.	2,612	170,825
Freeport-McMoRan, Inc.	104,003	1,757,651
Newmont Mining Corp.	41,205	1,604,111
Nucor Corp.	24,557	1,576,314
Reliance Steel & Aluminum Co.	5,626	526,425
Royal Gold, Inc.	5,055	453,231
Steel Dynamics, Inc.	18,233	901,257
Investments	Shares	Value
Common Stocks (a) (continued)
United States Steel Corp.	13,585	$500,879
Worthington Industries, Inc.	3,379	162,023
		8,999,266
Oil, Gas & Consumable Fuels — 0.1%
CONSOL Energy, Inc.*	1,950	85,917
Paper & Forest Products — 0.8%
Domtar Corp.	4,842	232,755
KapStone Paper and Packaging Corp.	6,770	232,888
		465,643
Total Common Stocks (Cost $55,959,790)		52,230,787
	Principal Amount
Short-Term Investments — 13.8%
Repurchase Agreements (b) — 13.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $8,319,008 (Cost $8,318,603)	$8,318,603	8,318,603
Total Investments — 100.7% (Cost $64,278,393)		60,549,390
Liabilities in excess of other assets — (0.7%)		(393,247)
Net Assets — 100.0%		$60,156,143

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $20,264,452.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,100,360
Aggregate gross unrealized depreciation	(8,393,041)
Net unrealized depreciation	$(6,292,681)
Federal income tax cost	$64,912,582

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA BASIC MATERIALS UYM :: 31

Swap Agreements1

Ultra Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
9,448,754	11/6/2019	Bank of America NA	1.75%	iShares® U.S. Basic Materials ETF	(56,142)
9,950,913	11/6/2019	Bank of America NA	2.18%	Dow Jones U.S. Basic MaterialsSM Index	76,842
19,399,667					20,700	—	—	20,700
41,211,763	11/6/2019	Citibank NA	2.05%	Dow Jones U.S. Basic MaterialsSM Index	1,294,828	(1,294,828)	—	—
4,255,438	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. Basic MaterialsSM Index	126,435	—	(126,435)	—
399,171	11/6/2019	Goldman Sachs International	2.25%	Dow Jones U.S. Basic MaterialsSM Index	1,202
567,134	11/13/2019	Goldman Sachs International	1.78%	iShares® U.S. Basic Materials ETF	1,076
966,305					2,278	—	—	2,278
281,608	11/13/2019	Morgan Stanley & Co. International plc	2.53%	Dow Jones U.S. Basic MaterialsSM Index	(1,604,091)
690,291	11/13/2019	Morgan Stanley & Co. International plc	2.13%	iShares® U.S. Basic Materials ETF	(452,209)
971,899					(2,056,300)	2,049,111	7,189	—
234,339	11/6/2019	Societe Generale	2.33%	Dow Jones U.S. Basic MaterialsSM Index	(1,208,395)	1,133,273	75,122	—
1,165,282	11/6/2019	UBS AG	2.28%	Dow Jones U.S. Basic MaterialsSM Index	(109,035)	—	109,035	—
68,204,693					(1,929,489)
				Total Appreciation	1,500,383
				Total Depreciation	(3,429,872)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

32 :: UYM ULTRA BASIC MATERIALS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 89.1%
Auto Components — 4.1%
Adient plc	400	$21,296
Aptiv plc	1,135	110,662
Autoliv, Inc.	373	55,193
BorgWarner, Inc.	846	41,268
Cooper Tire & Rubber Co.	218	5,603
Dana, Inc.	621	13,848
Delphi Technologies plc	379	18,988
Gentex Corp.	1,171	28,139
Goodyear Tire & Rubber Co. (The)	1,028	25,114
Lear Corp.	286	56,628
Tenneco, Inc.	219	9,675
Visteon Corp.*	131	16,370
		402,784
Automobiles — 6.5%
Ford Motor Co.	16,674	192,585
General Motors Co.	5,396	230,409
Harley-Davidson, Inc.	720	29,578
Tesla, Inc.*	569	162,011
Thor Industries, Inc.	210	19,446
		634,029
Beverages — 18.1%
Brown-Forman Corp., Class A	260	14,279
Brown-Forman Corp., Class B	1,113	62,951
Coca-Cola Co. (The)	16,404	705,372
Constellation Brands, Inc., Class A	731	163,071
Dr Pepper Snapple Group, Inc.	767	91,503
Molson Coors Brewing Co., Class B	790	48,704
Monster Beverage Corp.*	1,766	90,349
PepsiCo, Inc.	6,076	609,119
		1,785,348
Capital Markets — 0.3%
Jefferies Financial Services, Inc.	1,340	29,319
Commercial Services & Supplies — 0.2%
Herman Miller, Inc.	256	8,384
HNI Corp.	184	6,828
		15,212
Distributors — 0.8%
Genuine Parts Co.	627	56,926
Pool Corp.	173	24,725
		81,651
Food & Staples Retailing — 0.2%
US Foods Holding Corp.*	616	21,979
Investments	Shares	Value
Common Stocks (a) (continued)
Food Products — 13.1%
Archer-Daniels-Midland Co.	2,390	$104,491
B&G Foods, Inc.	283	7,967
Bunge Ltd.	600	41,730
Campbell Soup Co.	821	27,618
Conagra Brands, Inc.	1,711	63,410
Darling Ingredients, Inc.*	705	13,247
Dean Foods Co.	391	3,742
Flowers Foods, Inc.	793	16,098
General Mills, Inc.	2,431	102,807
Hain Celestial Group, Inc. (The)*	445	11,356
Hershey Co. (The)	602	54,204
Hormel Foods Corp.	1,153	41,381
Ingredion, Inc.	310	34,531
JM Smucker Co. (The)	486	52,245
Kellogg Co.	1,062	68,382
Kraft Heinz Co. (The)	2,553	146,747
Lamb Weston Holdings, Inc.	623	39,716
Lancaster Colony Corp.	84	10,592
McCormick & Co., Inc. (Non-Voting)	516	52,116
Mondelez International, Inc., Class A	6,355	249,561
Pinnacle Foods, Inc.	506	32,354
Post Holdings, Inc.*	281	21,601
TreeHouse Foods, Inc.*	241	11,546
Tyson Foods, Inc., Class A	1,271	85,754
		1,293,196
Household Durables — 4.3%
DR Horton, Inc.	1,461	61,669
Helen of Troy Ltd.*	115	10,327
Leggett & Platt, Inc.	565	23,334
Lennar Corp., Class A	1,167	60,381
Lennar Corp., Class B	67	2,772
Mohawk Industries, Inc.*	271	55,295
Newell Brands, Inc.	2,073	48,881
NVR, Inc.*	14	41,868
PulteGroup, Inc.	1,127	34,092
Tempur Sealy International, Inc.*	197	9,088
Toll Brothers, Inc.	611	24,128
Tupperware Brands Corp.	219	9,233
Whirlpool Corp.	301	43,570
		424,638
Household Products — 13.4%
Church & Dwight Co., Inc.	1,043	48,969
Clorox Co. (The)	552	66,698
Colgate-Palmolive Co.	3,739	235,894
Energizer Holdings, Inc.	256	15,550
Kimberly-Clark Corp.	1,498	151,073

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA CONSUMER GOODS UGE :: 33

Investments	Shares	Value
Common Stocks (a) (continued)
Procter & Gamble Co. (The)	10,772	$788,187
Spectrum Brands Holdings, Inc.	102	8,128
		1,314,499
Leisure Products — 1.2%
Brunswick Corp.	373	23,723
Hasbro, Inc.	482	41,813
Mattel, Inc.	1,469	22,799
Polaris Industries, Inc.	250	27,975
		116,310
Machinery — 1.2%
Stanley Black & Decker, Inc.	655	91,202
WABCO Holdings, Inc.*	216	26,121
		117,323
Personal Products — 2.3%
Avon Products, Inc.*	1,881	3,386
Coty, Inc., Class A	2,017	26,725
Edgewell Personal Care Co.*	230	10,055
Estee Lauder Cos., Inc. (The), Class A	959	143,313
Herbalife Nutrition Ltd.*	532	27,010
Nu Skin Enterprises, Inc., Class A	239	19,572
		230,061
Software — 4.6%
Activision Blizzard, Inc.	3,242	229,890
Electronic Arts, Inc.*	1,311	171,623
Take-Two Interactive Software, Inc.*	490	54,919
		456,432
Textiles, Apparel & Luxury Goods — 8.8%
Carter's, Inc.	201	21,911
Deckers Outdoor Corp.*	136	15,390
Hanesbrands, Inc.	1,538	28,038
Lululemon Athletica, Inc.*	409	42,965
Michael Kors Holdings Ltd.*	651	37,361
NIKE, Inc., Class B	5,545	398,130
PVH Corp.	328	52,480
Ralph Lauren Corp.	238	32,030
Skechers U.S.A., Inc., Class A*	578	16,797
Steven Madden Ltd.	227	11,997
Tapestry, Inc.	1,216	53,163
Under Armour, Inc., Class A*	792	16,553
Under Armour, Inc., Class C*	787	14,890
VF Corp.	1,406	114,111
Wolverine World Wide, Inc.	409	13,714
		869,530
Investments	Shares	Value
Common Stocks (a) (continued)
Tobacco — 10.0%
Altria Group, Inc.	8,119	$452,553
Philip Morris International, Inc.	6,637	527,907
		980,460
Total Common Stocks (Cost $10,065,156)		8,772,771
	Principal Amount
Short-Term Investments — 10.1%
Repurchase Agreements (b) — 10.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $997,168 (Cost $997,118)	$997,118	997,118
Total Investments — 99.2% (Cost $11,062,274)		9,769,889
Other assets less liabilities — 0.8%		76,295
Net Assets — 100.0%		$9,846,184

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $1,207,625.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$161,916
Aggregate gross unrealized depreciation	(2,036,673)
Net unrealized depreciation	$(1,874,757)
Federal income tax cost	$11,083,462

See accompanying notes to the financial statements.

34 :: UGE ULTRA CONSUMER GOODS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
870,346	11/13/2019	Bank of America NA	1.78%	iShares® U.S. Consumer Goods ETF	(9,606)
7,315,171	11/13/2019	Bank of America NA	2.18%	Dow Jones U.S. Consumer GoodsSM Index	(33,129)
8,185,517					(42,735)	42,693	42	—
146,137	11/13/2019	Citibank NA	2.05%	Dow Jones U.S. Consumer GoodsSM Index	(101,482)	—	101,482	—
71,752	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. Consumer GoodsSM Index	(2,582)	—	2,582	—
215,383	11/13/2019	Deutsche Bank AG	2.30%	Dow Jones U.S. Consumer GoodsSM Index	(129,356)	—	129,356	—
619,386	11/6/2019	Goldman Sachs International	2.25%	Dow Jones U.S. Consumer GoodsSM Index	(25,902)	—	25,902	—
141,906	11/13/2019	Morgan Stanley & Co. International plc	2.43%	Dow Jones U.S. Consumer GoodsSM Index	(71,414)
648,187	11/13/2019	Morgan Stanley & Co. International plc	2.03%	iShares® U.S. Consumer Goods ETF	(17,592)
790,093					(89,006)	64,664	24,342	—
735,254	11/13/2019	Societe Generale	2.33%	Dow Jones U.S. Consumer GoodsSM Index	(74,091)	22,457	16,341	(35,293)
183,144	11/6/2018	UBS AG	2.28%	Dow Jones U.S. Consumer GoodsSM Index	(96,030)	—	96,030	—
10,946,666					(561,184)
				Total Depreciation	(561,184)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA CONSUMER GOODS UGE :: 35

Investments	Shares	Value
Common Stocks (a) — 77.1%
Airlines — 2.6%
Alaska Air Group, Inc.	667	$40,560
Allegiant Travel Co.	67	10,140
American Airlines Group, Inc.	2,282	99,358
Delta Air Lines, Inc.	3,526	190,580
JetBlue Airways Corp.*	1,745	32,963
Southwest Airlines Co.	2,931	149,716
Spirit Airlines, Inc.*	369	13,539
United Continental Holdings, Inc.*	1,313	91,372
		628,228
Commercial Services & Supplies — 0.5%
Copart, Inc.*	1,094	59,984
KAR Auction Services, Inc.	728	38,417
Rollins, Inc.	521	25,930
		124,331
Distributors — 0.2%
LKQ Corp.*	1,677	53,278
Diversified Consumer Services — 0.9%
Adtalem Global Education, Inc.*	326	15,567
Bright Horizons Family Solutions, Inc.*	311	31,473
Graham Holdings Co., Class B	25	14,521
Grand Canyon Education, Inc.*	263	29,219
H&R Block, Inc.	1,134	31,128
Service Corp. International	1,002	36,763
ServiceMaster Global Holdings, Inc.*	732	41,827
Sotheby's*	201	11,019
		211,517
Food & Staples Retailing — 7.3%
Casey's General Stores, Inc.	203	19,651
Costco Wholesale Corp.	2,379	471,613
Kroger Co. (The)	4,360	106,079
Rite Aid Corp.*	5,788	9,261
Sprouts Farmers Market, Inc.*	672	14,582
Sysco Corp.	2,602	169,208
United Natural Foods, Inc.*	273	12,443
Walgreens Boots Alliance, Inc.	4,618	288,117
Walmart, Inc.	7,869	649,507
		1,740,461
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	881	72,365
Cardinal Health, Inc.	1,705	88,814
		161,179
Investments	Shares	Value
Common Stocks (a) (continued)
Hotels, Restaurants & Leisure — 11.9%
Aramark	1,332	$51,708
Bloomin' Brands, Inc.	494	10,483
Brinker International, Inc.	252	11,020
Carnival Corp.	2,201	137,078
Cheesecake Factory, Inc. (The)	231	11,968
Chipotle Mexican Grill, Inc.*	133	57,214
Choice Hotels International, Inc.	196	15,749
Cracker Barrel Old Country Store, Inc.	129	20,216
Darden Restaurants, Inc.	670	58,565
Domino's Pizza, Inc.	236	59,349
Dunkin' Brands Group, Inc.	446	28,557
Extended Stay America, Inc.	1,043	21,955
Hilton Grand Vacations, Inc.*	537	21,351
Hilton Worldwide Holdings, Inc.	1,534	123,809
Hyatt Hotels Corp., Class A	261	21,332
Jack in the Box, Inc.	160	12,907
Las Vegas Sands Corp.	1,970	158,802
Marriott International, Inc., Class A	1,627	220,231
Marriott Vacations Worldwide Corp.	129	15,511
McDonald's Corp.	4,320	691,243
MGM Resorts International	2,762	86,865
Norwegian Cruise Line Holdings Ltd.*	1,117	58,464
Royal Caribbean Cruises Ltd.	927	97,316
Six Flags Entertainment Corp.	426	27,485
Starbucks Corp.	7,618	431,712
Texas Roadhouse, Inc.	356	22,061
Vail Resorts, Inc.	218	52,492
Wendy's Co. (The)	974	15,691
Wyndham Worldwide Corp.	540	58,558
Wynn Resorts Ltd.	458	89,773
Yum! Brands, Inc.	1,801	146,475
		2,835,940
Internet & Direct Marketing Retail — 21.6%
Amazon.com, Inc.*	2,179	3,550,942
Booking Holdings, Inc.*	264	556,755
Expedia Group, Inc.	662	80,122
Groupon, Inc.*	2,161	10,394
Liberty Expedia Holdings, Inc., Class A*	295	12,806
Netflix, Inc.*	2,353	827,315
Qurate Retail, Inc.*	2,430	49,402
Shutterfly, Inc.*	176	16,569
TripAdvisor, Inc.*	588	30,658
Wayfair, Inc., Class A*	228	21,056
		5,156,019

See accompanying notes to the financial statements.

36 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Internet Software & Services — 0.1%
Yelp, Inc.*	414	$17,740
IT Services — 0.0%(b)
Acxiom Corp.*	430	12,595
Media — 15.1%
AMC Networks, Inc., Class A*	249	14,235
Cable One, Inc.	25	16,231
CBS Corp., Class A	40	2,016
CBS Corp. (Non-Voting), Class B	1,871	94,242
Charter Communications, Inc., Class A*	1,009	263,389
Cinemark Holdings, Inc.	574	19,384
Comcast Corp., Class A	25,123	783,335
Discovery, Inc., Class A*	843	17,779
Discovery, Inc., Class C*	1,843	36,436
DISH Network Corp., Class A*	1,236	36,524
GCI Liberty, Inc., Class A*	531	22,196
Interpublic Group of Cos., Inc. (The)	2,084	47,098
John Wiley & Sons, Inc., Class A	241	16,340
Liberty Broadband Corp., Class A*	143	9,766
Liberty Broadband Corp., Class C*	830	57,162
Liberty Global plc, Class A*	1,198	34,155
Liberty Global plc, Class C*	3,228	89,351
Liberty Latin America Ltd., Class A*	263	5,699
Liberty Latin America Ltd., Class C*	622	13,361
Liberty Media Corp.-Liberty Formula One, Class A*	138	4,177
Liberty Media Corp.-Liberty Formula One, Class C*	1,091	34,454
Liberty Media Corp.-Liberty SiriusXM, Class A*	457	21,136
Liberty Media Corp.-Liberty SiriusXM, Class C*	922	42,587
Lions Gate Entertainment Corp., Class A	349	8,086
Lions Gate Entertainment Corp., Class B	608	13,273
Live Nation Entertainment, Inc.*	734	31,291
Madison Square Garden Co. (The), Class A*	90	23,584
Meredith Corp.	215	10,825
New York Times Co. (The), Class A	693	15,766
News Corp., Class A	2,077	31,217
News Corp., Class B	660	10,197
Nexstar Media Group, Inc., Class A	247	16,376
Omnicom Group, Inc.	1,249	90,028
Sinclair Broadcast Group, Inc., Class A	413	11,316
Sirius XM Holdings, Inc.	7,791	55,316
TEGNA, Inc.	1,169	12,123
Time Warner, Inc.	4,227	398,014
Tribune Media Co., Class A	393	14,101
Twenty-First Century Fox, Inc., Class A	5,713	220,236
Twenty-First Century Fox, Inc., Class B	2,380	90,845
Investments	Shares	Value
Common Stocks (a) (continued)
Viacom, Inc., Class A	46	$1,472
Viacom, Inc., Class B	1,913	51,842
Walt Disney Co. (The)	8,151	810,780
		3,597,741
Multiline Retail — 2.6%
Big Lots, Inc.	227	9,287
Dillard's, Inc., Class A	110	8,957
Dollar General Corp.	1,399	122,385
Dollar Tree, Inc.*	1,286	106,211
JC Penney Co., Inc.*	1,691	4,092
Kohl's Corp.	911	60,809
Macy's, Inc.	1,652	57,671
Nordstrom, Inc.	634	31,085
Target Corp.	2,947	214,807
		615,304
Professional Services — 0.5%
Dun & Bradstreet Corp. (The)	200	24,562
IHS Markit Ltd.*	1,961	96,638
		121,200
Road & Rail — 0.1%
Avis Budget Group, Inc.*	387	15,089
Specialty Retail — 12.9%
Aaron's, Inc.	333	13,247
Advance Auto Parts, Inc.	401	51,577
American Eagle Outfitters, Inc.	912	20,246
AutoNation, Inc.*	324	14,794
AutoZone, Inc.*	147	95,450
Bed Bath & Beyond, Inc.	771	14,001
Best Buy Co., Inc.	1,378	94,049
Burlington Stores, Inc.*	369	53,966
CarMax, Inc.*	981	67,611
Dick's Sporting Goods, Inc.	449	16,433
Five Below, Inc.*	299	21,142
Foot Locker, Inc.	657	35,458
GameStop Corp., Class A	549	7,247
Gap, Inc. (The)	1,180	33,016
Home Depot, Inc. (The)	6,330	1,180,862
L Brands, Inc.	1,330	45,100
Lithia Motors, Inc., Class A	129	12,610
Lowe's Cos., Inc.	4,498	427,355
Murphy USA, Inc.*	171	11,416
Office Depot, Inc.	2,790	6,584
O'Reilly Automotive, Inc.*	453	122,043
Ross Stores, Inc.	2,071	163,361
Sally Beauty Holdings, Inc.*	679	10,280
Signet Jewelers Ltd.	327	14,061

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA CONSUMER SERVICES UCC :: 37

Investments	Shares	Value
Common Stocks (a) (continued)
Tiffany & Co.	553	$72,321
TJX Cos., Inc. (The)	3,428	309,617
Tractor Supply Co.	679	50,457
Ulta Beauty, Inc.*	315	77,777
Urban Outfitters, Inc.*	434	18,028
Williams-Sonoma, Inc.	420	23,255
		3,083,364
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc.*	369	15,461
Total Common Stocks (Cost $19,335,518)		18,389,447
	Principal Amount
Short-Term Investments — 7.7%
Repurchase Agreements (c) — 7.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,843,228 (Cost $1,843,138)	$1,843,138	1,843,138
Total Investments — 84.8% (Cost $21,178,656)		20,232,585
Other assets less liabilities — 15.2%		3,622,960
Net Assets — 100.0%		$23,855,545

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $6,129,415.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,169,050
Aggregate gross unrealized depreciation	(2,127,484)
Net unrealized appreciation	$2,041,566
Federal income tax cost	$21,243,051

See accompanying notes to the financial statements.

38 :: UCC ULTRA CONSUMER SERVICES :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
2,949,820	11/13/2019	Bank of America NA	1.82%	iShares® U.S. Consumer Services ETF	596,570
3,630,401	11/6/2019	Bank of America NA	2.23%	Dow Jones U.S. Consumer ServicesSM Index	(32,544)
6,580,221					564,026	(526,039)	—	37,987
5,137,102	11/6/2019	Citibank NA	2.05%	Dow Jones U.S. Consumer ServicesSM Index	446,491	(271,206)	—	175,285
7,229,121	11/6/2019	Credit Suisse International	2.53%	Dow Jones U.S. Consumer ServicesSM Index	1,235,416	—	(1,110,713)	124,703
819,977	11/6/2019	Deutsche Bank AG	2.25%	Dow Jones U.S. Consumer ServicesSM Index	93,740	—	—	93,740
618,967	11/6/2019	Goldman Sachs International	2.25%	Dow Jones U.S. Consumer ServicesSM Index	70,512
761,680	11/6/2019	Goldman Sachs International	1.78%	iShares® U.S. Consumer Services ETF	87,508
1,380,647					158,020	—	—	158,020
2,571,658	11/6/2018	Morgan Stanley & Co. International plc	2.03%	iShares® U.S. Consumer Services ETF	309,567
3,269,175	11/6/2019	Morgan Stanley & Co. International plc	2.38%	Dow Jones U.S. Consumer ServicesSM Index	348,237
5,840,833					657,804	(632,000)	—	25,804
2,221,832	11/6/2019	Societe Generale	2.33%	Dow Jones U.S. Consumer ServicesSM Index	59,089	—	—	59,089
141,647	11/6/2019	UBS AG	2.28%	Dow Jones U.S. Consumer ServicesSM Index	(162,554)	61,343	101,211	—
29,351,380					3,052,032
				Total Appreciation	3,247,130
				Total Depreciation	(195,098)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA CONSUMER SERVICES UCC :: 39

Investments	Shares	Value
Common Stocks (a) — 73.6%
Aerospace & Defense — 9.9%
Boeing Co. (The)	87,383	$30,772,797
United Technologies Corp.	87,383	10,907,146
		41,679,943
Banks — 2.2%
JPMorgan Chase & Co.	87,383	9,350,855
Beverages — 0.9%
Coca-Cola Co. (The)	87,383	3,757,469
Capital Markets — 4.7%
Goldman Sachs Group, Inc. (The)	87,383	19,738,072
Chemicals — 1.3%
DowDuPont, Inc.	87,383	5,602,124
Communications Equipment — 0.9%
Cisco Systems, Inc.	87,383	3,732,128
Consumer Finance — 2.0%
American Express Co.	87,383	8,589,749
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	87,383	4,165,548
Food & Staples Retailing — 1.7%
Walmart, Inc.	87,383	7,212,593
Health Care Providers & Services — 5.0%
UnitedHealth Group, Inc.	87,383	21,103,868
Hotels, Restaurants & Leisure — 3.3%
McDonald's Corp.	87,383	13,982,154
Household Products — 1.5%
Procter & Gamble Co. (The)	87,383	6,393,814
Industrial Conglomerates — 4.4%
3M Co.	87,383	17,234,549
General Electric Co.	87,383	1,230,353
		18,464,902
Insurance — 2.7%
Travelers Cos., Inc. (The)	87,383	11,230,463
IT Services — 5.6%
International Business Machines Corp.	87,383	12,348,091
Visa, Inc., Class A	87,383	11,422,706
		23,770,797
Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 3.2%
Caterpillar, Inc.	87,383	$13,274,351
Media — 2.1%
Walt Disney Co. (The)	87,383	8,691,987
Oil, Gas & Consumable Fuels — 4.3%
Chevron Corp.	87,383	10,861,707
Exxon Mobil Corp.	87,383	7,098,995
		17,960,702
Pharmaceuticals — 4.5%
Johnson & Johnson	87,383	10,452,755
Merck & Co., Inc.	87,383	5,201,910
Pfizer, Inc.	87,383	3,139,671
		18,794,336
Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	87,383	4,823,542
Software — 2.0%
Microsoft Corp.	87,383	8,636,936
Specialty Retail — 3.9%
Home Depot, Inc. (The)	87,383	16,301,299
Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	87,383	16,329,261
Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc., Class B	87,383	6,274,099
Total Common Stocks (Cost $302,261,294)		309,860,992
	Principal Amount
Short-Term Investments — 15.4%
Repurchase Agreements (b) — 15.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $64,905,852 (Cost $64,902,685)	$64,902,685	64,902,685
Total Investments — 89.0% (Cost $367,163,979)		374,763,677
Other assets less liabilities — 11.0%		46,461,336
Net Assets — 100.0%		$421,225,013

See accompanying notes to the financial statements.

40 :: DDM ULTRA DOW30SM :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $31,753,766.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,007,324
Aggregate gross unrealized depreciation	(15,382,977)
Net unrealized appreciation	$42,624,347
Federal income tax cost	$367,685,207

Futures Contracts Purchased

Ultra Dow30SM had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	219	6/15/2018	USD	$26,732,235	$331,583

Swap Agreements1

Ultra Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
14,535,888	11/6/2019	Bank of America NA	2.33%	Dow Jones Industrial AverageSM	4,162,788	(4,162,788)	—	—
26,438,889	11/6/2018	Citibank NA	2.27%	Dow Jones Industrial AverageSM	10,082,867	(10,038,720)	(44,147)	—
14,457,729	11/6/2019	Credit Suisse International	2.53%	Dow Jones Industrial AverageSM	4,346,082	—	(4,300,219)	45,863
17,221,227	11/6/2019	Deutsche Bank AG	2.40%	Dow Jones Industrial AverageSM	(529,553)	518,598	10,955	—
38,078,034	11/6/2018	Goldman Sachs International	2.10%	SPDR® Dow Jones Industrial AverageSM ETF Trust	3,512,919
39,296,584	11/6/2018	Goldman Sachs International	2.25%	Dow Jones Industrial AverageSM	2,656,963
77,374,618					6,169,882	(6,156,051)	(13,831)	—
118,156,083	11/6/2019	Morgan Stanley & Co. International plc	2.31%	SPDR® Dow Jones Industrial AverageSM ETF Trust	2,213,637	(2,213,637)	—	—
51,307,913	11/6/2019	Societe Generale	2.58%	Dow Jones Industrial AverageSM	2,351,905	(2,351,905)	—	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA DOW30SM DDM :: 41

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
186,361,881	11/6/2018	UBS AG	2.43%	Dow Jones Industrial AverageSM	6,416,686	(5,988,916)	(427,770)	—
505,854,228					35,214,294
				Total Appreciation	35,743,847
				Total Depreciation	(529,553)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

42 :: DDM ULTRA DOW30SM :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 87.1%
Aflac, Inc. (Insurance)	0.6%	115,525	$5,205,557
Allstate Corp. (The) (Insurance)	0.6%	52,540	4,911,439
American Express Co. (Consumer Finance)	1.2%	106,790	10,497,457
American International Group, Inc. (Insurance)	0.8%	133,253	7,034,426
American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	1.0%	65,348	9,042,203
Aon plc (Insurance)	0.6%	36,491	5,103,996
AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	20,468	3,388,273
Bank of America Corp. (Banks)	4.7%	1,418,151	41,183,105
Bank of New York Mellon Corp. (The) (Capital Markets)	0.9%	149,676	8,194,761
BB&T Corp. (Banks)	0.7%	115,228	6,049,470
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	6.2%	285,288	54,641,210
BlackRock, Inc. (Capital Markets)	1.1%	18,344	9,799,915
Capital One Financial Corp. (Consumer Finance)	0.8%	72,081	6,775,614
Charles Schwab Corp. (The) (Capital Markets)	1.1%	177,635	9,880,059
Chubb Ltd. (Insurance)	1.0%	68,792	8,990,427
Citigroup, Inc. (Banks)	2.9%	380,961	25,406,289
CME Group, Inc. (Capital Markets)	0.9%	50,454	8,218,957
Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	0.7%	61,467	6,401,788
Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	30,453	3,273,088
Discover Financial Services (Consumer Finance)	0.4%	52,586	3,884,002
Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	0.5%	11,744	4,660,606
Equity Residential (Equity Real Estate Investment Trusts (REITs))	0.4%	54,574	3,492,190
Fifth Third Bancorp (Banks)	0.3%	102,842	3,144,908
Goldman Sachs Group, Inc. (The) (Capital Markets)	1.3%	52,368	11,828,884
Intercontinental Exchange, Inc. (Capital Markets)	0.7%	86,313	6,118,729
JPMorgan Chase & Co. (Banks)	6.2%	508,720	54,438,127
M&T Bank Corp. (Banks)	0.4%	22,260	3,830,501
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Marsh & McLennan Cos., Inc. (Insurance)	0.7%	75,244	$6,047,360
Mastercard, Inc., Class A (IT Services)	2.9%	136,839	26,015,831
MetLife, Inc. (Insurance)	0.8%	153,661	7,066,869
Moody's Corp. (Capital Markets)	0.5%	24,646	4,203,868
Morgan Stanley (Capital Markets)	1.2%	204,516	10,254,432
Northern Trust Corp. (Capital Markets)	0.4%	31,537	3,233,173
PNC Financial Services Group, Inc. (The) (Banks)	1.1%	69,904	10,024,933
Progressive Corp. (The) (Insurance)	0.6%	86,314	5,359,236
Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	0.6%	79,015	5,084,615
Prudential Financial, Inc. (Insurance)	0.7%	62,552	6,057,536
Public Storage (Equity Real Estate Investment Trusts (REITs))	0.5%	22,208	4,704,543
S&P Global, Inc. (Capital Markets)	0.8%	37,636	7,433,110
Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	0.8%	46,123	7,389,827
State Street Corp. (Capital Markets)	0.6%	54,497	5,237,707
SunTrust Banks, Inc. (Banks)	0.5%	69,415	4,686,207
Synchrony Financial (Consumer Finance)	0.4%	105,927	3,668,252
T. Rowe Price Group, Inc. (Capital Markets)	0.5%	36,257	4,402,325
Travelers Cos., Inc. (The) (Insurance)	0.6%	40,233	5,170,745
US Bancorp (Banks)	1.3%	232,621	11,628,724
Visa, Inc., Class A (IT Services)	4.0%	267,204	34,928,907
Wells Fargo & Co. (Banks)	4.0%	650,732	35,133,021
Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	0.4%	54,899	3,164,927
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	0.5%	111,947	4,178,982
Other Common Stocks	25.9%	6,295,506	229,013,546
Total Common Stocks (Cost $604,257,047)			769,484,657

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA FINANCIALS UYG :: 43

	Principal Amount	Value
Short-Term Investments — 8.4%
Repurchase Agreements (b) — 8.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $73,924,654 (Cost $73,921,048)	$73,921,048	$73,921,048
Total Investments — 95.5% (Cost $678,178,095)		843,405,705
Other assets less liabilities — 4.5%		39,714,561
Net Assets — 100.0%		$883,120,266

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $128,545,908.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$218,598,922
Aggregate gross unrealized depreciation	(21,847,623)
Net unrealized appreciation	$196,751,299
Federal income tax cost	$679,028,184

Swap Agreements1

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
19,133,457	11/6/2019	Bank of America NA	2.43%	iShares® U.S. Financials ETF	1,315,859
96,014,152	11/6/2018	Bank of America NA	2.48%	Dow Jones U.S. FinancialsSM Index[6]	15,161,887
115,147,609					16,477,746	(16,477,746)	—	—
65,888,218	11/6/2019	Citibank NA	2.45%	Dow Jones U.S. FinancialsSM Index[6]	1,200,489	(1,200,489)	—	—
2,361,378	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. FinancialsSM Index[6]	341,207	—	(310,066)	31,141
254,780,707	1/6/2020	Deutsche Bank AG	2.40%	Dow Jones U.S. FinancialsSM Index[6]	3,140,191	—	(3,140,191)	—
24,241,951	11/13/2019	Goldman Sachs International	2.25%	Dow Jones U.S. FinancialsSM Index[6]	1,246,012	(1,246,012)	—	—
13,914,472	11/13/2019	Morgan Stanley & Co. International plc	2.53%	Dow Jones U.S. FinancialsSM Index[6]	373,218
123,446,564	1/6/2020	Morgan Stanley & Co. International plc	2.13%	iShares® U.S. Financials ETF	1,889,243
137,361,036					2,262,461	(2,262,461)	—	—
70,187,003	11/6/2019	Societe Generale	2.68%	Dow Jones U.S. FinancialsSM Index[6]	3,613,042	(3,513,042)	(100,000)	—
327,875,261	11/6/2019	UBS AG	2.48%	Dow Jones U.S. FinancialsSM Index[6]	4,092,630	(4,092,630)	—	—
997,843,163					32,373,778
				Total Appreciation	32,373,778

See accompanying notes to the financial statements.

44 :: UYG ULTRA FINANCIALS :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Summary Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

Ultra Financials invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Banks	27.7%
Capital Markets	13.5%
Consumer Finance	3.3%
Diversified Financial Services	6.3%
Equity Real Estate Investment Trusts (REITs)	15.7%
Insurance	11.9%
IT Services	6.9%
Mortgage Real Estate Investment Trusts (REITs)	0.8%
Professional Services	0.2%
Real Estate Management & Development	0.5%
Thrifts & Mortgage Finance	0.3%
Other[1]	12.9%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).
See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA FINANCIALS UYG :: 45

Investments	Principal Amount	Value
Short-Term Investments — 60.2%
Repurchase Agreements (a) — 60.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $26,056,964 (Cost $26,055,693)	$26,055,693	$26,055,693
Total Investments — 60.2% (Cost $26,055,693)		26,055,693
Other assets less liabilities — 39.8%		17,228,817
Net Assets — 100.0%		$43,284,510

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,873,192
Aggregate gross unrealized depreciation	(3,125,828)
Net unrealized appreciation	$747,364
Federal income tax cost	$26,055,693

Swap Agreements1,6

Ultra FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
26,549,690	11/6/2018	Bank of America NA	2.03%	iShares® China Large-Cap ETF	1,336,080	(1,050,781)	(26,682)	258,617
20,309,145	11/6/2019	Citibank NA	1.00%	iShares® China Large-Cap ETF	244,338	—	—	244,338
20,776,323	11/6/2019	Credit Suisse International	1.68%	iShares® China Large-Cap ETF	513,043	—	(340,414)	172,629
103,451	11/6/2019	Goldman Sachs International	0.25%	iShares® China Large-Cap ETF	(784,090)	—	784,090	—
97,139	11/6/2019	Morgan Stanley & Co. International plc	0.98%	iShares® China Large-Cap ETF	(2,124,097)	—	2,124,097	—
10,364,948	11/6/2019	Societe Generale	1.43%	iShares® China Large-Cap ETF	(217,641)	—	217,641	—
8,630,133	11/6/2019	UBS AG	0.93%	iShares® China Large-Cap ETF	1,779,731	(1,779,731)	—	—
86,830,829					747,364
				Total Appreciation	3,873,192
				Total Depreciation	(3,125,828)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

46 :: XPP ULTRA FTSE CHINA 50 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 73.6%
Repurchase Agreements (a) — 73.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $8,107,294 (Cost $8,106,899)	$8,106,899	$8,106,899
Total Investments — 73.6% (Cost $8,106,899)		8,106,899
Other assets less liabilities — 26.4%		2,902,965
Net Assets — 100.0%		$11,009,864

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(416,833)
Net unrealized depreciation	$(416,833)
Federal income tax cost	$8,106,899

Swap Agreements1,6

Ultra FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
2,252,263	11/6/2019	Bank of America NA	1.98%	Vanguard® FTSE Europe ETF Shares	(61,876)	—	61,876	—
1,778,512	11/6/2019	Citibank NA	1.95%	Vanguard® FTSE Europe ETF Shares	(29,457)	—	29,457	—
9,415,925	11/6/2019	Credit Suisse International	1.73%	Vanguard® FTSE Europe ETF Shares	(12,139)	—	12,139	—
2,069,856	11/6/2019	Goldman Sachs International	1.55%	Vanguard® FTSE Europe ETF Shares	(32,088)	—	32,088	—
104,200	11/6/2019	Morgan Stanley & Co. International plc	2.23%	Vanguard® FTSE Europe ETF Shares	(114,625)	—	114,625	—
104,609	11/6/2019	Societe Generale	1.93%	Vanguard® FTSE Europe ETF Shares	(140,101)	—	80,000	(60,101)
6,307,237	11/6/2019	UBS AG	1.93%	Vanguard® FTSE Europe ETF Shares	(26,547)	—	26,547	—
22,032,602					(416,833)
				Total Depreciation	(416,833)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA FTSE EUROPE UPV :: 47

Investments	Shares	Value
Exchange Traded Funds — 74.4%
VanEck Vectors Gold Miners ETF (Cost $7,156,506)	312,305	$6,976,894
	Principal Amount
Short-Term Investments — 4.6%
Repurchase Agreements (a) — 4.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $428,846 (Cost $428,826)	$428,826	428,826
Total Investments — 79.0% (Cost $7,585,332)		7,405,720
Other assets less liabilities — 21.0%		1,968,264
Net Assets — 100.0%		$9,373,984

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(913,011)
Net unrealized depreciation	$(913,011)
Federal income tax cost	$7,714,774

Swap Agreements1,6

Ultra Gold Miners had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
3,882,655	1/7/2019	Bank of America NA	2.43%	VanEck Vectors Gold Miners ETF	(230,816)	—	230,816	—
3,990,403	1/7/2019	Goldman Sachs International	2.30%	VanEck Vectors Gold Miners ETF	(105,786)	—	105,786	—
175,571	1/7/2019	Morgan Stanley & Co. International plc	2.43%	VanEck Vectors Gold Miners ETF	(59,771)	—	59,771	—
1,568,976	1/7/2019	Societe Generale	2.43%	VanEck Vectors Gold Miners ETF	(150,525)	—	150,525	—
2,163,007	1/7/2019	UBS AG	2.38%	VanEck Vectors Gold Miners ETF	(57,059)	—	57,059	—
11,780,612					(603,957)
				Total Depreciation	(603,957)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

48 :: GDXX ULTRA GOLD MINERS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 93.5%
Biotechnology — 19.0%
AbbVie, Inc.	39,007	$3,859,353
ACADIA Pharmaceuticals, Inc.*	2,403	43,494
Agios Pharmaceuticals, Inc.*	1,172	109,582
Alexion Pharmaceuticals, Inc.*	5,425	630,005
Alkermes plc*	3,819	180,257
Alnylam Pharmaceuticals, Inc.*	1,995	198,443
Amgen, Inc.	16,357	2,938,044
Biogen, Inc.*	5,179	1,522,419
BioMarin Pharmaceutical, Inc.*	4,299	388,372
Bluebird Bio, Inc.*	1,224	219,157
Celgene Corp.*	18,405	1,448,105
Clovis Oncology, Inc.*	1,282	60,203
Exact Sciences Corp.*	2,931	174,512
Exelixis, Inc.*	6,879	142,602
Gilead Sciences, Inc.	32,058	2,160,709
Incyte Corp.*	4,301	293,629
Intercept Pharmaceuticals, Inc.*	474	33,280
Intrexon Corp.*	1,623	26,909
Ionis Pharmaceuticals, Inc.*	3,056	142,562
Ligand Pharmaceuticals, Inc.*	515	98,998
Myriad Genetics, Inc.*	1,710	62,432
Neurocrine Biosciences, Inc.*	2,166	208,499
OPKO Health, Inc.*	8,900	34,532
Portola Pharmaceuticals, Inc.*	1,597	64,120
Radius Health, Inc.*	993	28,300
Regeneron Pharmaceuticals, Inc.*	1,889	567,304
Seattle Genetics, Inc.*	2,591	156,730
TESARO, Inc.*	929	42,520
Ultragenyx Pharmaceutical, Inc.*	1,128	82,570
United Therapeutics Corp.*	1,058	112,762
Vertex Pharmaceuticals, Inc.*	6,211	956,494
		16,986,898
Health Care Equipment & Supplies — 20.7%
Abbott Laboratories	42,594	2,620,809
ABIOMED, Inc.*	1,030	392,574
Align Technology, Inc.*	1,767	586,556
Baxter International, Inc.	12,162	861,556
Becton Dickinson and Co.	6,513	1,443,216
Boston Scientific Corp.*	33,647	1,022,532
Cooper Cos., Inc. (The)	1,198	271,119
Danaher Corp.	15,020	1,491,186
DENTSPLY SIRONA, Inc.	5,620	246,212
DexCom, Inc.*	2,127	187,155
Edwards Lifesciences Corp.*	5,141	705,911
Haemonetics Corp.*	1,310	118,358
Halyard Health, Inc.*	1,149	63,080
Investments	Shares	Value
Common Stocks (a) (continued)
Hill-Rom Holdings, Inc.	1,618	$148,856
Hologic, Inc.*	6,768	256,440
IDEXX Laboratories, Inc.*	2,133	444,112
Integra LifeSciences Holdings Corp.*	1,659	107,072
Intuitive Surgical, Inc.*	2,750	1,264,092
Masimo Corp.*	1,161	114,997
Medtronic plc	33,162	2,862,544
NuVasive, Inc.*	1,255	64,331
ResMed, Inc.	3,498	359,629
STERIS plc	2,075	215,468
Stryker Corp.	7,883	1,371,800
Teleflex, Inc.	1,102	294,410
Varian Medical Systems, Inc.*	2,233	263,204
West Pharmaceutical Services, Inc.	1,809	168,237
Zimmer Biomet Holdings, Inc.	4,971	554,316
		18,499,772
Health Care Providers & Services — 20.0%
Acadia Healthcare Co., Inc.*	2,000	80,380
Aetna, Inc.	7,999	1,408,864
Anthem, Inc.	6,257	1,385,425
Brookdale Senior Living, Inc.*	4,567	35,942
Centene Corp.*	4,831	566,000
Chemed Corp.	398	129,748
Cigna Corp.	5,941	1,006,227
CVS Health Corp.	24,813	1,572,896
DaVita, Inc.*	3,562	238,084
Encompass Health Corp.	2,403	155,594
Envision Healthcare Corp.*	2,960	126,925
Express Scripts Holding Co.*	13,809	1,046,860
HCA Healthcare, Inc.	6,853	706,819
Henry Schein, Inc.*	3,762	260,331
Humana, Inc.	3,368	980,021
Laboratory Corp. of America Holdings*	2,492	450,030
LifePoint Health, Inc.*	954	50,419
Magellan Health, Inc.*	594	54,321
McKesson Corp.	5,049	716,655
MEDNAX, Inc.*	2,298	105,363
Molina Healthcare, Inc.*	1,124	95,461
Owens & Minor, Inc.	1,504	24,515
Patterson Cos., Inc.	1,993	41,694
Quest Diagnostics, Inc.	3,321	353,786
Tenet Healthcare Corp.*	1,980	70,151
UnitedHealth Group, Inc.	23,679	5,718,715
Universal Health Services, Inc., Class B	2,129	244,793
WellCare Health Plans, Inc.*	1,088	241,177
		17,867,196

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA HEALTH CARE RXL :: 49

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 5.8%
Agilent Technologies, Inc.	7,898	$489,044
Bio-Rad Laboratories, Inc., Class A*	495	142,129
Bio-Techne Corp.	918	137,994
Bruker Corp.	2,475	74,918
Charles River Laboratories International, Inc.*	1,159	124,616
Illumina, Inc.*	3,596	979,694
IQVIA Holdings, Inc.*	3,567	352,883
Mettler-Toledo International, Inc.*	626	344,763
PRA Health Sciences, Inc.*	1,226	104,088
Syneos Health, Inc.*	1,380	59,340
Thermo Fisher Scientific, Inc.	9,832	2,047,711
Waters Corp.*	1,927	371,179
		5,228,359
Pharmaceuticals — 28.0%
Akorn, Inc.*	2,296	32,075
Allergan plc	8,083	1,218,917
Amneal Pharmaceuticals, Inc.*	1,807	35,670
Bristol-Myers Squibb Co.	39,953	2,102,327
Catalent, Inc.*	3,263	128,105
Eli Lilly & Co.	23,595	2,006,519
Endo International plc*	4,917	30,928
Horizon Pharma plc*	4,008	65,331
Jazz Pharmaceuticals plc*	1,465	247,585
Johnson & Johnson	65,618	7,849,225
Mallinckrodt plc*	2,111	35,570
Medicines Co. (The)*	1,576	53,363
Merck & Co., Inc.	65,979	3,927,730
Mylan NV*	12,597	484,481
Nektar Therapeutics*	3,937	316,023
Pacira Pharmaceuticals, Inc.*	993	34,010
Perrigo Co. plc	3,207	234,624
Pfizer, Inc.	145,673	5,234,031
Prestige Brands Holdings, Inc.*	1,298	43,392
Zoetis, Inc.	11,925	998,123
		25,078,029
Total Common Stocks (Cost $92,148,953)		83,660,254
Investments	Number of Rights	Value
Rights — 0.0% (b)
Biotechnology — 0.0% (b)
Dyax Corp., CVR*(c)(d) (Cost $—)	5,189	$5,760
	Principal Amount
Short-Term Investments — 2.9%
Repurchase Agreements (e) — 2.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,557,275 (Cost $2,557,151)	$2,557,151	2,557,151
Total Investments — 96.4% (Cost $94,706,104)		86,223,165
Other assets less liabilities — 3.6%		3,219,666
Net Assets — 100.0%		$89,442,831

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $9,131,129.

(b)  Represents less than 0.05% of net assets.

(c)  Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $5,760, which represents approximately 0.01% of net assets of the Fund.

(d)  Illiquid security.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,558,238
Aggregate gross unrealized depreciation	(13,246,463)
Net unrealized depreciation	$(8,688,225)
Federal income tax cost	$95,071,583

See accompanying notes to the financial statements.

50 :: RXL ULTRA HEALTH CARE :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
236,741	11/13/2019	Bank of America NA	2.53%	Dow Jones U.S. Health CareSM Index[6]	(1,315,834)
332,884	11/13/2019	Bank of America NA	1.88%	iShares® U.S. Healthcare ETF	(214,840)
569,625					(1,530,674)	1,390,663	140,011	—
6,576,794	11/6/2018	Citibank NA	2.05%	Dow Jones U.S. Health CareSM Index[6]	173,201	(173,201)	—	—
238,235	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. Health CareSM Index[6]	131,077	—	(6)	131,071
179,844	11/13/2019	Goldman Sachs International	2.25%	Dow Jones U.S. Health CareSM Index[6]	3,391
9,669,520	11/6/2018	Goldman Sachs International	1.78%	iShares® U.S. Healthcare ETF	193,083
9,849,364					196,474	(196,474)	—	—
245,711	11/13/2019	Morgan Stanley & Co. International plc	2.18%	iShares® U.S. Healthcare ETF	(1,029,846)
369,103	11/13/2019	Morgan Stanley & Co. International plc	2.63%	Dow Jones U.S. Health CareSM Index[6]	105,634
614,814					(924,212)	843,104	81,108	—
21,173,046	11/6/2019	Societe Generale	2.58%	Dow Jones U.S. Health CareSM Index[6]	1,483,773	(1,213,773)	(270,000)	—
56,213,152	11/13/2019	UBS AG	2.28%	Dow Jones U.S. Health CareSM Index[6]	630,554	(630,554)	—	—
95,235,030					160,193
				Total Appreciation	2,720,713
				Total Depreciation	(2,560,520)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA HEALTH CARE RXL :: 51

Investments	Shares	Value
Exchange Traded Funds — 72.5%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $2,370,425)	27,163	$2,319,177
	Principal Amount
Short-Term Investments — 10.2%
Repurchase Agreements (a) — 10.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $326,452 (Cost $326,437)	$326,437	326,437
Total Investments — 82.7% (Cost $2,696,862)		2,645,614
Other assets less liabilities — 17.3%		551,937
Net Assets — 100.0%		$3,197,551

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$69,820
Aggregate gross unrealized depreciation	(51,248)
Net unrealized appreciation	$18,572
Federal income tax cost	$2,696,862

Swap Agreements1,6

Ultra High Yield had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
930,347	11/6/2019	Citibank NA	1.68%	iShares® iBoxx $ High Yield Corporate Bond ETF	1,918	—	—	1,918
2,511,211	11/6/2019	Credit Suisse International	0.18%	iShares® iBoxx $ High Yield Corporate Bond ETF	24,387	—	—	24,387
640,495	11/2/2018	Goldman Sachs International	1.50%	iShares® iBoxx $ High Yield Corporate Bond ETF	43,515	—	—	43,515
4,082,053					69,820
				Total Appreciation	69,820

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

52 :: UJB ULTRA HIGH YIELD :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 84.6%
3M Co. (Industrial Conglomerates)	2.9%	3,917	$772,550
Accenture plc, Class A (IT Services)	2.5%	4,056	631,681
AMETEK, Inc. (Electrical Equipment)	0.4%	1,521	111,079
Amphenol Corp., Class A (Electronic Equipment, Instruments & Components)	0.7%	2,009	174,642
Automatic Data Processing, Inc. (IT Services)	1.4%	2,916	379,138
Boeing Co. (The) (Aerospace & Defense)	4.9%	3,637	1,280,806
Caterpillar, Inc. (Machinery)	2.3%	3,931	597,158
Corning, Inc. (Electronic Equipment, Instruments & Components)	0.6%	5,716	155,304
CSX Corp. (Road & Rail)	1.4%	5,835	377,233
Cummins, Inc. (Machinery)	0.6%	1,024	145,807
Deere & Co. (Machinery)	1.3%	2,129	318,307
Eaton Corp. plc (Electrical Equipment)	0.8%	2,894	221,623
Emerson Electric Co. (Electrical Equipment)	1.1%	4,175	295,757
FedEx Corp. (Air Freight & Logistics)	1.5%	1,621	403,824
Fidelity National Information Services, Inc. (IT Services)	0.8%	2,178	222,635
Fiserv, Inc.* (IT Services)	0.7%	2,718	197,327
FleetCor Technologies, Inc.* (IT Services)	0.4%	590	117,617
Fortive Corp. (Machinery)	0.6%	2,013	146,325
General Dynamics Corp. (Aerospace & Defense)	1.4%	1,815	366,104
General Electric Co. (Industrial Conglomerates)	3.1%	57,102	803,996
Global Payments, Inc. (IT Services)	0.4%	1,046	116,273
Harris Corp. (Aerospace & Defense)	0.4%	781	117,517
Honeywell International, Inc. (Industrial Conglomerates)	2.8%	4,946	731,563
Illinois Tool Works, Inc. (Machinery)	1.1%	2,022	290,561
Ingersoll-Rand plc (Machinery)	0.5%	1,643	143,828
International Paper Co. (Containers & Packaging)	0.6%	2,716	145,306
Johnson Controls International plc (Building Products)	0.8%	6,090	204,380
Lockheed Martin Corp. (Aerospace & Defense)	1.8%	1,634	513,958
Norfolk Southern Corp. (Road & Rail)	1.1%	1,869	283,434
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Northrop Grumman Corp. (Aerospace & Defense)	1.4%	1,146	$375,028
PACCAR, Inc. (Machinery)	0.5%	2,315	144,062
Parker-Hannifin Corp. (Machinery)	0.6%	874	149,367
Paychex, Inc. (IT Services)	0.5%	2,102	137,849
PayPal Holdings, Inc.* (IT Services)	2.3%	7,419	608,877
Raytheon Co. (Aerospace & Defense)	1.5%	1,898	397,631
Rockwell Automation, Inc. (Electrical Equipment)	0.6%	840	147,344
Rockwell Collins, Inc. (Aerospace & Defense)	0.6%	1,078	148,236
Roper Technologies, Inc. (Industrial Conglomerates)	0.7%	675	186,158
Sherwin-Williams Co. (The) (Chemicals)	0.8%	544	206,312
Square, Inc., Class A* (IT Services)	0.4%	1,865	108,636
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	0.8%	2,311	215,108
Textron, Inc. (Aerospace & Defense)	0.4%	1,722	114,651
TransDigm Group, Inc. (Aerospace & Defense)	0.4%	319	106,581
Union Pacific Corp. (Road & Rail)	2.8%	5,177	739,068
United Parcel Service, Inc., Class B (Air Freight & Logistics)	2.1%	4,527	525,675
United Technologies Corp. (Aerospace & Defense)	2.3%	4,891	610,495
Verisk Analytics, Inc.* (Professional Services)	0.4%	1,021	108,471
Vulcan Materials Co. (Construction Materials)	0.4%	872	111,390
Waste Management, Inc. (Commercial Services & Supplies)	0.8%	2,624	217,031
Worldpay, Inc.* (IT Services)	0.6%	1,952	155,126
Other Common Stocks	24.8%	110,572	6,542,953
Total Common Stocks (Cost $23,977,265)			22,321,782

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA INDUSTRIALS UXI :: 53

	Principal Amount	Value
Short-Term Investments — 3.2%
Repurchase Agreements (b) — 3.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $845,612 (Cost $845,571)	$845,571	$845,571
Total Investments — 87.8% (Cost $24,822,836)		23,167,353

Other assets less liabilities — 12.2%	3,224,767
Net Assets — 100.0%	$26,392,120

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $5,742,685.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,214,788
Aggregate gross unrealized depreciation	(2,580,426)
Net unrealized appreciation	$634,362
Federal income tax cost	$24,842,726

Swap Agreements1

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
236,001	11/6/2018	Bank of America NA	1.82%	iShares® U.S. Industrials ETF	947,417
1,454,295	11/13/2019	Bank of America NA	2.23%	Dow Jones U.S. IndustrialsSM Index	490,263
1,690,296					1,437,680	(1,437,680)	—	—
650,066	11/6/2018	Citibank NA	2.05%	Dow Jones U.S. IndustrialsSM Index	173,681	—	—	173,681
433,170	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. IndustrialsSM Index	80,142	—	(587)	79,555
5,272,447	11/13/2019	Deutsche Bank AG	2.30%	Dow Jones U.S. IndustrialsSM Index	(85,472)	—	85,472	—
619,328	11/6/2019	Goldman Sachs International	2.25%	Dow Jones U.S. IndustrialsSM Index	233,384	(233,384)	—	—
1,872,560	11/13/2019	Morgan Stanley & Co. International plc	2.43%	Dow Jones U.S. IndustrialsSM Index	54,021
5,122,237	11/6/2018	Morgan Stanley & Co. International plc	1.98%	iShares® U.S. Industrials ETF	649,504
6,994,797					703,525	(703,525)	—	—

See accompanying notes to the financial statements.

54 :: UXI ULTRA INDUSTRIALS :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
201,609	11/13/2019	Societe Generale	2.33%	Dow Jones U.S. IndustrialsSM Index	(374,030)	87,225	286,805	—
14,633,983	11/6/2019	UBS AG	2.28%	Dow Jones U.S. IndustrialsSM Index	140,825	(140,825)	—	—
30,495,696					2,309,735
				Total Appreciation	2,769,237
				Total Depreciation	(459,502)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Ultra Industrials invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	17.6%
Air Freight & Logistics	4.4%
Building Products	2.2%
Chemicals	0.8%
Commercial Services & Supplies	2.3%
Construction & Engineering	1.0%
Construction Materials	1.0%
Containers & Packaging	2.8%
Electrical Equipment	3.8%
Electronic Equipment, Instruments & Components	4.5%
Industrial Conglomerates	9.6%
IT Services	12.6%
Life Sciences Tools & Services	0.2%
Machinery	11.3%
Marine	0.1%
Paper & Forest Products	0.1%
Professional Services	1.7%
Road & Rail	6.5%
Trading Companies & Distributors	2.0%
Transportation Infrastructure	0.1%
Other[1]	15.4%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA INDUSTRIALS UXI :: 55

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 84.4%
Alleghany Corp. (Insurance)	0.4%	1,121	$639,598
American Financial Group, Inc. (Insurance)	0.4%	5,023	551,927
Atmos Energy Corp. (Gas Utilities)	0.5%	8,081	720,906
Broadridge Financial Solutions, Inc. (IT Services)	0.6%	8,495	980,748
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.4%	6,749	593,912
CDK Global, Inc. (Software)	0.4%	9,212	592,792
Chemours Co. (The) (Chemicals)	0.4%	13,485	660,630
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	12,639	577,729
Copart, Inc.* (Commercial Services & Supplies)	0.5%	14,699	805,946
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	0.5%	3,185	800,964
East West Bancorp, Inc. (Banks)	0.5%	10,526	731,346
FactSet Research Systems, Inc. (Capital Markets)	0.4%	2,842	571,270
Fortinet, Inc.* (Software)	0.4%	10,523	643,797
Graco, Inc. (Machinery)	0.4%	12,340	560,236
Great Plains Energy, Inc. (Electric Utilities)	0.3%	15,706	533,062
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	0.6%	12,916	996,857
IDEX Corp. (Machinery)	0.5%	5,574	773,002
Ingredion, Inc. (Food Products)	0.4%	5,261	586,023
Jack Henry & Associates, Inc. (IT Services)	0.5%	5,627	703,713
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	0.3%	3,307	541,554
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	0.5%	13,837	812,785
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.4%	7,190	547,519
Lamb Weston Holdings, Inc. (Food Products)	0.4%	10,645	678,619
Leidos Holdings, Inc. (IT Services)	0.4%	10,369	622,762
Lennox International, Inc. (Building Products)	0.4%	2,738	556,663
MarketAxess Holdings, Inc. (Capital Markets)	0.4%	2,737	584,760
NVR, Inc.* (Household Durables)	0.5%	250	747,635
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
OGE Energy Corp. (Electric Utilities)	0.3%	14,544	$509,331
Old Dominion Freight Line, Inc. (Road & Rail)	0.5%	4,980	776,681
Orbital ATK, Inc. (Aerospace & Defense)	0.4%	4,209	562,828
PTC, Inc.* (Software)	0.5%	8,469	730,367
Reinsurance Group of America, Inc. (Insurance)	0.5%	4,696	701,770
SEI Investments Co. (Capital Markets)	0.4%	9,507	606,357
Steel Dynamics, Inc. (Metals & Mining)	0.6%	17,193	849,850
STERIS plc (Health Care Equipment & Supplies)	0.4%	6,179	641,627
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.3%	2,600	523,796
Teleflex, Inc. (Health Care Equipment & Supplies)	0.6%	3,281	876,552
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	14,232	539,535
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.4%	18,080	597,725
Tyler Technologies, Inc.* (Software)	0.4%	2,567	594,569
UGI Corp. (Gas Utilities)	0.4%	12,601	635,973
Ultimate Software Group, Inc. (The)* (Software)	0.4%	2,116	554,709
Wabtec Corp. (Machinery)	0.4%	6,228	607,292
WellCare Health Plans, Inc.* (Health Care Providers & Services)	0.5%	3,243	718,876
Westar Energy, Inc. (Electric Utilities)	0.4%	10,358	587,298
WEX, Inc.* (IT Services)	0.3%	2,914	512,310
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.3%	29,000	528,090
WR Berkley Corp. (Insurance)	0.3%	6,993	534,755
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	0.5%	7,266	787,925
Zebra Technologies Corp., Class A* (Electronic Equipment, Instruments & Components)	0.4%	3,878	595,312
Other Common Stocks	63.1%	2,611,806	97,138,041
Total Common Stocks (Cost $125,680,837)			129,828,324

See accompanying notes to the financial statements.

56 :: MVV ULTRA MIDCAP400 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 3.6%
Repurchase Agreements (b) — 3.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $5,602,596 (Cost $5,602,323)	$5,602,323	$5,602,323
Total Investments — 88.0% (Cost $131,283,160)		135,430,647
Other assets less liabilities — 12.0%		18,482,185
Net Assets — 100.0%		$153,912,832

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $8,113,038.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,161,489
Aggregate gross unrealized depreciation	(8,280,863)
Net unrealized appreciation	$13,880,626
Federal income tax cost	$133,758,782

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	30	6/15/2018	USD	$5,839,500	$196,239

Swap Agreements1

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
9,016,537	11/6/2018	Bank of America NA	2.33%	S&P MidCap 400®	2,140,255	(2,140,255)	—	—
26,263,962	11/6/2018	BNP Paribas SA	2.33%	S&P MidCap 400®	615,364	(615,364)	—	—
21,671,908	11/6/2019	Citibank NA	2.15%	S&P MidCap 400®	405,590	(405,590)	—	—
8,975,530	11/6/2019	Credit Suisse International	2.38%	S&P MidCap 400®	537,073	—	(500,000)	37,073
14,327,992	11/6/2019	Goldman Sachs International	2.20%	S&P MidCap 400®	553,339
28,677,439	11/6/2018	Goldman Sachs International	1.95%	SPDR® S&P MidCap 400® ETF Trust	3,108,693
43,005,431					3,662,032	(3,662,032)	—	—
18,435,577	11/6/2019	Morgan Stanley & Co. International plc	2.23%	S&P MidCap 400®	1,869,934	(1,869,934)	—	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA MIDCAP400 MVV :: 57

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
28,460,906	11/6/2019	Societe Generale	2.23%	S&P MidCap 400®	977,771	(687,771)	(290,000)	—
16,308,598	11/6/2018	UBS AG	2.38%	S&P MidCap 400®	1,804,503	(1,719,206)	—	85,297
172,138,449					12,012,522
				Total Appreciation	12,012,522

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

Ultra MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	1.2%
Airlines	0.3%
Auto Components	0.7%
Automobiles	0.2%
Banks	7.0%
Beverages	0.1%
Biotechnology	0.2%
Building Products	0.4%
Capital Markets	2.6%
Chemicals	2.3%
Commercial Services & Supplies	1.7%
Communications Equipment	1.1%
Construction & Engineering	1.0%
Construction Materials	0.2%
Consumer Finance	0.2%
Containers & Packaging	1.0%
Distributors	0.3%
Diversified Consumer Services	0.7%
Electric Utilities	1.8%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	3.8%
Energy Equipment & Services	1.8%
Equity Real Estate Investment Trusts (REITs)	7.4%
Food & Staples Retailing	0.4%
Food Products	1.7%
Gas Utilities	1.9%
Health Care Equipment & Supplies	2.8%

See accompanying notes to the financial statements.

58 :: MVV ULTRA MIDCAP400 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Health Care Providers & Services	1.6%
Health Care Technology	0.3%
Hotels, Restaurants & Leisure	3.1%
Household Durables	1.3%
Household Products	0.2%
Industrial Conglomerates	0.3%
Insurance	3.7%
Internet Software & Services	0.6%
IT Services	3.1%
Leisure Products	0.6%
Life Sciences Tools & Services	1.1%
Machinery	4.2%
Marine	0.2%
Media	1.2%
Metals & Mining	2.1%
Multiline Retail	0.2%
Multi-Utilities	0.8%
Oil, Gas & Consumable Fuels	3.1%
Paper & Forest Products	0.3%
Personal Products	0.3%
Pharmaceuticals	0.5%
Professional Services	0.5%
Real Estate Management & Development	0.4%
Road & Rail	1.6%
Semiconductors & Semiconductor Equipment	2.4%
Software	2.9%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.5%
Trading Companies & Distributors	0.7%
Water Utilities	0.3%
Wireless Telecommunication Services	0.1%
Other[1]	15.6%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA MIDCAP400 MVV :: 59

Investments	Principal Amount	Value
Short-Term Investments — 107.4%
Repurchase Agreements (a) — 107.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $10,325,874 (Cost $10,325,371)	$10,325,371	$10,325,371
Total Investments — 107.4% (Cost $10,325,371)		10,325,371
Liabilities in excess of other assets — (7.4%)		(714,563)
Net Assets — 100.0%		$9,610,808

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(8,809,621)
Net unrealized depreciation	$(8,809,621)
Federal income tax cost	$10,325,371

Swap Agreements1,6

Ultra MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
6,624,795	11/6/2019	Bank of America NA	1.43%	iShares® MSCI Brazil Capped ETF	(1,299,406)	—	1,299,406	—
3,510,583	11/6/2019	Citibank NA	1.55%	iShares® MSCI Brazil Capped ETF	(3,269,507)	—	3,269,507	—
438,534	11/6/2018	Credit Suisse International	1.43%	iShares® MSCI Brazil Capped ETF	(330,517)	—	330,517	—
1,659,749	11/6/2019	Morgan Stanley & Co. International plc	2.23%	iShares® MSCI Brazil Capped ETF	(284,165)	—	284,165	—
6,127,546	11/6/2019	Societe Generale	2.18%	iShares® MSCI Brazil Capped ETF	(2,312,263)	—	2,312,263	—
847,985	11/6/2018	UBS AG	1.93%	iShares® MSCI Brazil Capped ETF	(1,313,763)	—	1,313,763	—
19,209,192					(8,809,621)
				Total Depreciation	(8,809,621)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

60 :: UBR ULTRA MSCI BRAZIL CAPPED :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 64.4%
Repurchase Agreements (a) — 64.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $7,419,692 (Cost $7,419,329)	$7,419,329	$7,419,329
Total Investments — 64.4% (Cost $7,419,329)		7,419,329
Other assets less liabilities — 35.6%		4,108,460
Net Assets — 100.0%		$11,527,789

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$842,248
Aggregate gross unrealized depreciation	(836,845)
Net unrealized appreciation	$5,403
Federal income tax cost	$7,419,329

Swap Agreements1,6

Ultra MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
465,518	11/6/2019	Bank of America NA	2.08%	iShares® MSCI EAFE ETF	(40,278)	—	40,278	—
2,411,473	11/6/2019	Citibank NA	2.15%	iShares® MSCI EAFE ETF	(30,097)	—	30,097	—
1,115,251	11/6/2019	Credit Suisse International	1.63%	iShares® MSCI EAFE ETF	102,092	—	—	102,092
7,420,937	11/6/2019	Goldman Sachs International	2.30%	iShares® MSCI EAFE ETF	295,620	(244,833)	—	50,787
2,539,623	11/6/2019	Morgan Stanley & Co. International plc	2.23%	iShares® MSCI EAFE ETF	444,536	(444,536)	—	—
1,848,273	11/6/2019	Societe Generale	2.63%	iShares® MSCI EAFE ETF	(25,537)	—	20,000	(5,537)
7,334,634	11/6/2019	UBS AG	2.13%	iShares® MSCI EAFE ETF	(740,933)	—	740,933	—
23,135,709					5,403
				Total Appreciation	842,248
				Total Depreciation	(836,845)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA MSCI EAFE EFO :: 61

Investments	Principal Amount	Value
Short-Term Investments — 75.8%
Repurchase Agreements (a) — 75.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $38,897,272 (Cost $38,895,374)	$38,895,374	$38,895,374
Total Investments — 75.8% (Cost $38,895,374)		38,895,374
Other assets less liabilities — 24.2%		12,404,017
Net Assets — 100.0%		$51,299,391

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,481,224
Aggregate gross unrealized depreciation	(4,037,983)
Net unrealized depreciation	$(1,556,759)
Federal income tax cost	$38,895,374

Swap Agreements1,6

Ultra MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
16,935,088	11/6/2018	Bank of America NA	2.23%	iShares® MSCI Emerging Markets ETF	783,619	(619,142)	—	164,477
53,764	11/6/2019	Citibank NA	1.90%	iShares® MSCI Emerging Markets ETF	(32,763)	—	32,763	—
25,237,353	11/6/2019	Credit Suisse International	1.73%	iShares® MSCI Emerging Markets ETF	(1,980,284)	—	1,980,284	—
6,763,551	11/6/2018	Goldman Sachs International	1.65%	iShares® MSCI Emerging Markets ETF	53,725	(53,725)	—	—
8,803,207	11/6/2019	Morgan Stanley & Co. International plc	2.18%	iShares® MSCI Emerging Markets ETF	242,758	(242,758)	—	—
44,640,050	11/6/2018	Societe Generale	1.58%	iShares® MSCI Emerging Markets ETF	1,401,122	(1,241,122)	(160,000)	—
				iShares®
151,785	11/6/2019	UBS AG	1.73%	MSCI Emerging Markets ETF	(2,024,936)	—	2,024,936	—
102,584,798					(1,556,759)
				Total Appreciation	2,481,224
				Total Depreciation	(4,037,983)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

62 :: EET ULTRA MSCI EMERGING MARKETS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA MSCI EMERGING MARKETS EET :: 63

Investments	Principal Amount	Value
Short-Term Investments — 58.8%
Repurchase Agreements (a) — 58.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $5,548,808 (Cost $5,548,537)	$5,548,537	$5,548,537
Total Investments — 58.8% (Cost $5,548,537)		5,548,537
Other assets less liabilities — 41.2%		3,888,545
Net Assets — 100.0%		$9,437,082

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$786,481
Aggregate gross unrealized depreciation	(561,747)
Net unrealized appreciation	$224,734
Federal income tax cost	$5,548,537
Swap Agreements1,6

Ultra MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
110,910	11/6/2019	Bank of America NA	2.28%	iShares® MSCI Japan ETF	(96,384)	—	96,384	—
12,350,121	12/6/2018	Citibank NA	2.25%	iShares® MSCI Japan ETF	216,937	(216,937)	—	—
109,495	11/6/2019	Credit Suisse International	2.13%	iShares® MSCI Japan ETF	(45,530)	—	45,530	—
731,886	11/6/2018	Goldman Sachs International	2.20%	iShares® MSCI Japan ETF	258,059	(258,059)	—	—
72,471	11/6/2019	Morgan Stanley & Co. International plc	2.28%	iShares® MSCI Japan ETF	(353,022)	—	353,022	—
105,959	11/6/2019	Societe Generale	2.33%	iShares® MSCI Japan ETF	(66,811)	—	66,811	—
5,383,025	12/7/2018	UBS AG	1.93%	iShares® MSCI Japan ETF	311,485	(311,485)	—	—
18,863,867					224,734
				Total Appreciation	786,481
				Total Depreciation	(561,747)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

64 :: EZJ ULTRA MSCI JAPAN :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 88.7%
Biotechnology — 71.9%
ACADIA Pharmaceuticals, Inc.*	54,463	$985,780
Acceleron Pharma, Inc.*	19,837	705,007
Achaogen, Inc.*	19,533	242,209
Achillion Pharmaceuticals, Inc.*	60,225	204,163
Acorda Therapeutics, Inc.*	20,417	535,946
Adamas Pharmaceuticals, Inc.*	11,708	335,317
Adaptimmune Therapeutics plc, ADR*	28,342	375,248
Aduro Biotech, Inc.*	33,763	297,114
Agios Pharmaceuticals, Inc.*	25,037	2,340,960
Aimmune Therapeutics, Inc.*	24,715	817,819
Akebia Therapeutics, Inc.*	24,827	243,801
Alder Biopharmaceuticals, Inc.*	29,630	517,044
Alexion Pharmaceuticals, Inc.*	96,820	11,243,707
Alkermes plc*	68,196	3,218,851
Alnylam Pharmaceuticals, Inc.*	43,618	4,338,682
AMAG Pharmaceuticals, Inc.*	15,450	377,753
Amarin Corp. plc, ADR*	117,513	388,968
Amgen, Inc.	140,177	25,178,593
Amicus Therapeutics, Inc.*	81,071	1,370,100
AnaptysBio, Inc.*	10,261	798,306
Arbutus Biopharma Corp.*	24,044	140,657
Ardelyx, Inc.*	20,761	82,525
Arena Pharmaceuticals, Inc.*	21,479	982,024
Array BioPharma, Inc.*	90,684	1,482,683
Arrowhead Pharmaceuticals, Inc.*	37,905	406,342
Ascendis Pharma A/S, ADR*	16,405	1,181,488
Atara Biotherapeutics, Inc.*	19,110	951,678
Athenex, Inc.*	27,208	435,872
Audentes Therapeutics, Inc.*	15,550	589,345
Aurinia Pharmaceuticals, Inc.*	36,711	214,025
Axovant Sciences Ltd.*	47,076	79,558
BeiGene Ltd., ADR*	16,136	3,229,136
Bellicum Pharmaceuticals, Inc.*	18,157	146,709
BioCryst Pharmaceuticals, Inc.*	42,990	276,426
Biogen, Inc.*	89,138	26,203,007
BioMarin Pharmaceutical, Inc.*	76,901	6,947,236
Bluebird Bio, Inc.*	21,831	3,908,841
Blueprint Medicines Corp.*	19,088	1,604,919
Calithera Biosciences, Inc.*	15,495	79,799
Calyxt, Inc.*	13,807	260,538
Cara Therapeutics, Inc.*	14,240	222,714
Celgene Corp.*	295,686	23,264,574
Celldex Therapeutics, Inc.*	59,391	34,459
Cellectis SA, ADR*	4,333	129,730
ChemoCentryx, Inc.*	21,298	276,448
Chimerix, Inc.*	20,582	94,060
China Biologic Products Holdings, Inc.*	14,472	1,259,932
Clovis Oncology, Inc.*	22,089	1,037,299
Coherus Biosciences, Inc.*	28,964	451,838
Concert Pharmaceuticals, Inc.*	9,946	203,197
Corbus Pharmaceuticals Holdings, Inc.*	24,285	150,567
Investments	Shares	Value
Common Stocks (a) (continued)
Corvus Pharmaceuticals, Inc.*	12,745	$174,989
CRISPR Therapeutics AG*	20,101	1,385,160
Curis, Inc.*	13,833	38,456
Cytokinetics, Inc.*	23,533	211,797
CytomX Therapeutics, Inc.*	16,775	430,614
DBV Technologies SA, ADR*	11,571	260,348
Eagle Pharmaceuticals, Inc.*	6,492	437,626
Editas Medicine, Inc.*	20,461	784,066
Enanta Pharmaceuticals, Inc.*	8,369	835,143
Epizyme, Inc.*	30,260	528,037
Esperion Therapeutics, Inc.*	11,573	445,445
Exelixis, Inc.*	129,413	2,682,732
FibroGen, Inc.*	36,105	1,946,060
Five Prime Therapeutics, Inc.*	15,225	267,351
Flexion Therapeutics, Inc.*	16,396	444,496
Foundation Medicine, Inc.*	15,955	1,581,938
G1 Therapeutics, Inc.*	14,230	616,301
Galapagos NV, ADR*	4,689	477,481
Genomic Health, Inc.*	15,191	606,425
Geron Corp.*	69,546	281,661
Gilead Sciences, Inc.	327,196	22,053,010
Global Blood Therapeutics, Inc.*	22,627	1,089,490
GlycoMimetics, Inc.*	18,064	322,804
Grifols SA, ADR	63,733	1,391,291
Halozyme Therapeutics, Inc.*	62,489	1,149,798
ImmunoGen, Inc.*	57,760	661,930
Immunomedics, Inc.*	72,406	1,597,276
Incyte Corp.*	92,443	6,311,084
Inovio Pharmaceuticals, Inc.*	39,438	187,725
Insmed, Inc.*	33,461	932,223
Insys Therapeutics, Inc.*	32,022	208,783
Intellia Therapeutics, Inc.*	18,490	501,079
Intercept Pharmaceuticals, Inc.*	12,171	854,526
Ionis Pharmaceuticals, Inc.*	54,771	2,555,067
Iovance Biotherapeutics, Inc.*	38,272	558,771
Ironwood Pharmaceuticals, Inc.*	59,791	1,110,917
Jounce Therapeutics, Inc.*	14,083	158,434
Karyopharm Therapeutics, Inc.*	26,277	488,227
Kura Oncology, Inc.*	14,568	242,557
Lexicon Pharmaceuticals, Inc.*	46,117	534,957
Ligand Pharmaceuticals, Inc.*	9,217	1,771,784
Loxo Oncology, Inc.*	13,074	2,318,412
MacroGenics, Inc.*	18,385	417,891
MannKind Corp.*	59,839	119,678
Mersana Therapeutics, Inc.*	9,937	207,981
Minerva Neurosciences, Inc.*	16,903	148,746
Momenta Pharmaceuticals, Inc.*	33,570	792,252
Myriad Genetics, Inc.*	30,508	1,113,847
NantKwest, Inc.*	34,703	127,013
Neurocrine Biosciences, Inc.*	38,989	3,753,081
NewLink Genetics Corp.*	16,194	85,180
Novavax, Inc.*	166,663	271,661

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 65

Investments	Shares	Value
Common Stocks (a) (continued)
OPKO Health, Inc.*	244,320	$947,962
PDL BioPharma, Inc.*	67,408	179,979
Portola Pharmaceuticals, Inc.*	28,499	1,144,235
Progenics Pharmaceuticals, Inc.*	30,690	233,244
Prothena Corp. plc*	16,832	227,064
PTC Therapeutics, Inc.*	20,001	678,034
Puma Biotechnology, Inc.*	16,391	867,903
Ra Pharmaceuticals, Inc.*	13,550	93,495
Radius Health, Inc.*	19,476	555,066
Regeneron Pharmaceuticals, Inc.*	40,195	12,071,362
REGENXBIO, Inc.*	13,603	737,283
Repligen Corp.*	19,039	831,624
Retrophin, Inc.*	17,336	485,581
Rigel Pharmaceuticals, Inc.*	71,351	231,891
Sage Therapeutics, Inc.*	19,993	3,052,731
Sangamo Therapeutics, Inc.*	44,214	727,320
Sarepta Therapeutics, Inc.*	28,227	2,649,104
Savara, Inc.*	13,320	134,798
Seattle Genetics, Inc.*	68,984	4,172,842
Seres Therapeutics, Inc.*	17,701	142,493
Shire plc, ADR	30,602	5,026,073
Spark Therapeutics, Inc.*	16,254	1,296,907
Spectrum Pharmaceuticals, Inc.*	43,965	848,085
Strongbridge Biopharma plc*	19,724	128,206
Syndax Pharmaceuticals, Inc.*	10,652	92,992
Synergy Pharmaceuticals, Inc.*	107,730	171,291
TESARO, Inc.*	23,832	1,090,791
Tocagen, Inc.*	8,651	81,146
Ultragenyx Pharmaceutical, Inc.*	21,664	1,585,805
uniQure NV*	15,787	553,176
United Therapeutics Corp.*	18,885	2,012,763
Vanda Pharmaceuticals, Inc.*	22,392	394,099
Veracyte, Inc.*	14,976	114,566
Vertex Pharmaceuticals, Inc.*	108,891	16,769,214
Vital Therapies, Inc.*	18,435	94,019
Voyager Therapeutics, Inc.*	14,030	278,776
Xencor, Inc.*	24,291	971,883
		260,990,398
Health Care Equipment & Supplies — 0.4%
Cerus Corp.*	55,139	363,366
Novocure Ltd.*	39,256	1,234,601
		1,597,967
Health Care Providers & Services — 0.0% (b)
PetIQ, Inc.*	6,713	128,554
Health Care Technology — 0.1%
NantHealth, Inc.*	47,312	161,807
Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 6.5%
Bio-Techne Corp.	16,366	$2,460,137
Illumina, Inc.*	56,486	15,389,046
Luminex Corp.	19,273	545,811
Medpace Holdings, Inc.*	15,498	653,396
NanoString Technologies, Inc.*	11,085	142,886
Pacific Biosciences of California, Inc.*	57,080	144,412
PRA Health Sciences, Inc.*	27,859	2,365,229
Syneos Health, Inc.*	45,677	1,964,111
		23,665,028
Pharmaceuticals — 9.8%
Aclaris Therapeutics, Inc.*	13,467	243,349
Aerie Pharmaceuticals, Inc.*	16,586	850,862
Akcea Therapeutics, Inc.*	37,294	904,007
Amphastar Pharmaceuticals, Inc.*	20,081	317,280
ANI Pharmaceuticals, Inc.*	5,090	322,146
Aratana Therapeutics, Inc.*	18,780	95,778
Avadel Pharmaceuticals plc, ADR*	17,997	125,619
Collegium Pharmaceutical, Inc.*	14,222	321,702
Corium International, Inc.*	15,776	134,727
Depomed, Inc.*	27,520	171,174
Dermira, Inc.*	18,266	158,549
Dova Pharmaceuticals, Inc.*	12,308	270,653
Endo International plc*	97,545	613,558
Endocyte, Inc.*	28,915	395,268
Foamix Pharmaceuticals Ltd.*	16,401	85,941
GW Pharmaceuticals plc, ADR*	11,559	1,860,883
Horizon Pharma plc*	71,877	1,171,595
Innoviva, Inc.*	44,473	657,756
Intra-Cellular Therapies, Inc.*	23,838	554,949
Jazz Pharmaceuticals plc*	26,118	4,413,942
Kala Pharmaceuticals, Inc.*	10,710	163,220
Marinus Pharmaceuticals, Inc.*	17,657	110,356
Medicines Co. (The)*	31,837	1,078,001
Mylan NV*	234,289	9,010,755
MyoKardia, Inc.*	15,610	743,036
Nabriva Therapeutics plc*	16,024	71,627
Nektar Therapeutics*	68,773	5,520,409
Neos Therapeutics, Inc.*	12,665	85,489
Omeros Corp.*	20,965	428,105
Pacira Pharmaceuticals, Inc.*	17,780	608,965
Paratek Pharmaceuticals, Inc.*	13,649	142,632
Reata Pharmaceuticals, Inc., Class A*	8,666	307,556
Revance Therapeutics, Inc.*	15,935	444,587
Sienna Biopharmaceuticals, Inc.*	8,969	134,445
Supernus Pharmaceuticals, Inc.*	22,389	1,261,620
Teligent, Inc.*	23,322	65,068
Tetraphase Pharmaceuticals, Inc.*	22,535	84,056
TherapeuticsMD, Inc.*	94,529	558,666

See accompanying notes to the financial statements.

66 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Theravance Biopharma, Inc.*	23,750	$578,075
Zogenix, Inc.*	14,959	636,506
		35,702,912
Total Common Stocks (Cost $355,665,997)		322,246,666
	Principal Amount
Short-Term Investments — 10.5%
Repurchase Agreements (c) — 10.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $38,202,459 (Cost $38,200,595)	$38,200,595	38,200,595
Total Investments — 99.2% (Cost $393,866,592)		360,447,261
Other assets less liabilities — 0.8%		2,804,748
Net Assets — 100.0%		$363,252,009

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $72,087,535.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,318,206
Aggregate gross unrealized depreciation	(83,117,903)
Net unrealized depreciation	$(32,799,697)
Federal income tax cost	$396,066,136

Swap Agreements1

Ultra Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
43,247,111	11/6/2018	Bank of America NA	1.53%	iShares® Nasdaq Biotechnology ETF	(9,230,286)
133,339,768	11/6/2019	Bank of America NA	2.00%	NASDAQ Biotechnology Index®	3,310,653
176,586,879					(5,919,633)	5,918,389	1,244	—
24,229,849	11/6/2019	Citibank NA	1.90%	NASDAQ Biotechnology Index®	829,903	(829,903)	—	—
29,691,960	11/13/2019	Credit Suisse International	2.28%	NASDAQ Biotechnology Index®	(311,843)	310,815	1,028	—
100,923,457	11/6/2019	Deutsche Bank AG	2.05%	NASDAQ Biotechnology Index®	1,171,881	—	(1,171,881)	—
513,741	11/13/2019	Goldman Sachs International	2.25%	NASDAQ Biotechnology Index®	159,876	(159,876)	—	—
6,800,545	11/6/2018	Morgan Stanley & Co. International plc	1.68%	iShares® Nasdaq Biotechnology ETF	1,189,251

See accompanying notes to the financial statements.

PROSHARES TRUSTSCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA NASDAQ BIOTECHNOLOGY BIB :: 67

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
13,628,726	11/6/2018	Morgan Stanley & Co. International plc	2.13%	NASDAQ Biotechnology Index®	207,366
20,429,271					1,396,617	(1,396,617)	—	—
12,755,793	11/6/2019	Societe Generale	2.43%	NASDAQ Biotechnology Index®	3,592,224	(3,592,224)	—	—
39,164,600	11/6/2019	UBS AG	1.93%	NASDAQ Biotechnology Index®	1,900,153	(1,899,331)	(822)	—
404,295,550					2,819,178
				Total Appreciation	12,361,307
				Total Depreciation	(9,542,129)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

68 :: BIB ULTRA NASDAQ BIOTECHNOLOGY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTSPROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 75.3%
Electric Utilities — 0.3%
OGE Energy Corp.	11,723	$410,539
Energy Equipment & Services — 10.6%
Apergy Corp.*	4,524	195,392
Baker Hughes a GE Co.	24,806	858,040
Core Laboratories NV	2,590	321,626
Dril-Quip, Inc.*	2,238	107,536
Ensco plc, Class A	25,596	166,374
Halliburton Co.	51,219	2,547,633
Helmerich & Payne, Inc.	6,389	424,102
Nabors Industries Ltd.	20,575	153,695
National Oilwell Varco, Inc.	22,308	923,997
Oceaneering International, Inc.	5,779	137,714
Patterson-UTI Energy, Inc.	13,050	269,874
Rowan Cos. plc, Class A*	6,668	104,021
Schlumberger Ltd.	81,239	5,578,682
Superior Energy Services, Inc.*	9,052	98,938
TechnipFMC plc	25,739	801,770
Transocean Ltd.*	25,593	323,751
US Silica Holdings, Inc.	4,730	146,299
Weatherford International plc*	58,262	197,508
		13,356,952
Oil, Gas & Consumable Fuels — 64.1%
Anadarko Petroleum Corp.	30,295	2,114,591
Andeavor	8,302	1,199,058
Antero Resources Corp.*	12,635	241,455
Apache Corp.	22,391	895,640
Cabot Oil & Gas Corp.	27,050	618,093
Cheniere Energy, Inc.*	11,860	790,113
Chesapeake Energy Corp.*	53,375	238,586
Chevron Corp.	112,133	13,938,132
Cimarex Energy Co.	5,603	520,631
CNX Resources Corp.*	11,819	190,995
Concho Resources, Inc.*	8,750	1,201,463
ConocoPhillips	68,950	4,646,541
Continental Resources, Inc.*	5,067	341,212
Devon Energy Corp.	30,883	1,283,806
Diamondback Energy, Inc.	5,762	695,819
Investments	Shares	Value
Common Stocks (a) (continued)
Energen Corp.*	5,706	$387,095
EOG Resources, Inc.	33,967	4,001,652
EQT Corp.	14,371	740,681
Exxon Mobil Corp.	248,734	20,207,150
Gulfport Energy Corp.*	9,173	101,912
Hess Corp.	15,720	949,802
HollyFrontier Corp.	10,411	803,521
Kinder Morgan, Inc.	111,368	1,857,618
Marathon Oil Corp.	49,877	1,068,864
Marathon Petroleum Corp.	27,848	2,200,827
Murphy Oil Corp.	9,523	292,832
Newfield Exploration Co.*	11,724	342,810
Noble Energy, Inc.	28,892	1,031,444
Oasis Petroleum, Inc.*	15,548	202,590
Occidental Petroleum Corp.	44,916	3,781,927
ONEOK, Inc.	24,106	1,643,065
Parsley Energy, Inc., Class A*	14,688	433,002
PBF Energy, Inc., Class A	6,496	306,481
PDC Energy, Inc.*	3,867	233,915
Phillips 66	24,646	2,871,013
Pioneer Natural Resources Co.	9,996	1,930,228
QEP Resources, Inc.*	14,146	171,025
Range Resources Corp.	13,276	210,292
RSP Permian, Inc.*	7,356	321,751
SemGroup Corp., Class A	3,879	98,139
SM Energy Co.	6,028	157,934
Southwestern Energy Co.*	30,000	141,900
Targa Resources Corp.	12,658	615,559
Valero Energy Corp.	25,428	3,081,874
Whiting Petroleum Corp.*	5,324	279,085
Williams Cos., Inc. (The)	48,563	1,304,402
World Fuel Services Corp.	3,971	82,914
WPX Energy, Inc.*	23,375	425,659
		81,195,098
Semiconductors & Semiconductor Equipment — 0.3%
First Solar, Inc.*	4,783	323,379
Total Common Stocks (Cost $106,614,798)		95,285,968

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA OIL & GAS DIG :: 69

Investments	Principal Amount	Value
Short-Term Investments — 8.2%
Repurchase Agreements (b) — 8.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $10,451,191 (Cost $10,450,681)	$10,450,681	$10,450,681
Total Investments — 83.5% (Cost $117,065,479)		105,736,649
Other assets less liabilities — 16.5%		20,962,641
Net Assets — 100.0%		$126,699,290

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $20,909,270.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,818,416
Aggregate gross unrealized depreciation	(17,649,383)
Net unrealized appreciation	$2,169,033
Federal income tax cost	$117,283,086

Swap Agreements1

Ultra Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
24,986,220	11/6/2019	Bank of America NA	1.75%	iShares® U.S. Energy ETF	2,447,926
26,999,512	11/6/2019	Bank of America NA	2.18%	Dow Jones U.S. Oil & GasSM Index	4,444,354
51,985,732					6,892,280	(6,892,280)	—	—
226,507	11/6/2019	Citibank NA	2.05%	Dow Jones U.S. Oil & GasSM Index	24,955	—	—	24,955
13,607,209	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. Oil & GasSM Index	1,343,511	—	(1,343,511)	—
1,692,327	11/6/2019	Goldman Sachs International	2.25%	Dow Jones U.S. Oil & GasSM Index	178,444
3,787,611	11/6/2019	Goldman Sachs International	1.78%	iShares® U.S. Energy ETF	(16,885)
5,479,938					161,559	(41,160)	—	120,399
8,994,765	11/6/2018	Morgan Stanley & Co. International plc	1.98%	iShares® U.S. Energy ETF	(216,559)
35,901,378	11/13/2019	Morgan Stanley & Co. International plc	2.43%	Dow Jones U.S. Oil & GasSM Index	2,857,650
44,896,143					2,641,091	(2,641,091)	—	—

See accompanying notes to the financial statements.

70 :: DIG ULTRA OIL & GAS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
13,447,970	11/6/2019	Societe Generale	2.33%	Dow Jones U.S. Oil & GasSM Index	1,080,710	(800,710)	(280,000)	—
28,981,617	11/6/2019	UBS AG	2.43%	Dow Jones U.S. Oil & GasSM Index	1,571,364	(1,566,354)	(5,010)	—
158,625,116					13,715,470
				Total Appreciation	13,948,914
				Total Depreciation	(233,444)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA OIL & GAS DIG :: 71

Investments	Shares	Value
Common Stocks (a) — 82.2%
Airlines — 0.2%
American Airlines Group, Inc.	87,254	$3,799,039
Automobiles — 0.5%
Tesla, Inc.*	31,139	8,866,207
Beverages — 0.3%
Monster Beverage Corp.*	104,008	5,321,049
Biotechnology — 5.0%
Alexion Pharmaceuticals, Inc.*	40,900	4,749,717
Amgen, Inc.	132,890	23,869,702
Biogen, Inc.*	39,023	11,471,201
BioMarin Pharmaceutical, Inc.*	32,483	2,934,514
Celgene Corp.*	138,712	10,913,860
Gilead Sciences, Inc.	241,606	16,284,244
Incyte Corp.*	39,043	2,665,466
Regeneron Pharmaceuticals, Inc.*	19,512	5,859,844
Shire plc, ADR	12,927	2,123,131
Vertex Pharmaceuticals, Inc.*	46,811	7,208,894
		88,080,573
Commercial Services & Supplies — 0.2%
Cintas Corp.	19,653	3,581,759
Communications Equipment — 2.1%
Cisco Systems, Inc.	888,504	37,948,006
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	80,976	16,052,682
Walgreens Boots Alliance, Inc.	182,711	11,399,340
		27,452,022
Food Products — 1.3%
Kraft Heinz Co. (The)	224,783	12,920,527
Mondelez International, Inc., Class A	274,317	10,772,428
		23,692,955
Health Care Equipment & Supplies — 1.2%
Align Technology, Inc.*	14,794	4,910,868
DENTSPLY SIRONA, Inc.	42,352	1,855,441
Hologic, Inc.*	50,986	1,931,859
IDEXX Laboratories, Inc.*	16,074	3,346,768
Intuitive Surgical, Inc.*	20,695	9,512,871
		21,557,807
Investments	Shares	Value
Common Stocks (a) (continued)
Health Care Providers & Services — 0.6%
Express Scripts Holding Co.*	104,086	$7,890,760
Henry Schein, Inc.*	28,360	1,962,512
		9,853,272
Health Care Technology — 0.2%
Cerner Corp.*	61,349	3,661,308
Hotels, Restaurants & Leisure — 1.5%
Marriott International, Inc., Class A	65,936	8,925,097
Starbucks Corp.	259,233	14,690,734
Wynn Resorts Ltd.	18,986	3,721,446
		27,337,277
Internet & Direct Marketing Retail — 11.6%
Amazon.com, Inc.*	89,270	145,476,177
Booking Holdings, Inc.*	8,892	18,752,517
Ctrip.com International Ltd., ADR*	85,238	3,843,381
Expedia Group, Inc.	25,632	3,102,241
JD.com, Inc., ADR*	170,089	5,983,731
Netflix, Inc.*	80,032	28,139,251
Qurate Retail, Inc.*	82,875	1,684,849
		206,982,147
Internet Software & Services — 13.5%
Alphabet, Inc., Class A*	55,057	60,562,700
Alphabet, Inc., Class C*	64,535	70,019,830
Baidu, Inc., ADR*	51,770	12,557,331
eBay, Inc.*	186,670	7,041,193
Facebook, Inc., Class A*	441,874	84,742,596
MercadoLibre, Inc.	8,157	2,372,300
NetEase, Inc., ADR	13,845	3,161,090
		240,457,040
IT Services — 2.6%
Automatic Data Processing, Inc.	81,751	10,629,265
Cognizant Technology Solutions Corp., Class A	108,444	8,171,256
Fiserv, Inc.*	76,209	5,532,773
Paychex, Inc.	66,256	4,345,069
PayPal Holdings, Inc.*	221,348	18,166,030
		46,844,393
Leisure Products — 0.1%
Hasbro, Inc.	22,896	1,986,228

See accompanying notes to the financial statements.

72 :: QLD ULTRA QQQ® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	27,108	$7,385,303
Machinery — 0.2%
PACCAR, Inc.	64,903	4,038,914
Media — 3.5%
Charter Communications, Inc., Class A*	44,000	11,485,760
Comcast Corp., Class A	854,863	26,654,628
DISH Network Corp., Class A*	42,053	1,242,666
Liberty Global plc, Class A*	40,538	1,155,738
Liberty Global plc, Class C*	106,665	2,952,487
Sirius XM Holdings, Inc.	828,456	5,882,038
Twenty-First Century Fox, Inc., Class A	194,379	7,493,311
Twenty-First Century Fox, Inc., Class B	147,278	5,621,601
		62,488,229
Multiline Retail — 0.2%
Dollar Tree, Inc.*	43,717	3,610,587
Pharmaceuticals — 0.2%
Mylan NV*	98,945	3,805,425
Professional Services — 0.2%
Verisk Analytics, Inc.*	30,449	3,234,902
Road & Rail — 0.8%
CSX Corp.	163,641	10,579,390
JB Hunt Transport Services, Inc.	20,248	2,593,769
		13,173,159
Semiconductors & Semiconductor Equipment — 10.4%
Analog Devices, Inc.	68,203	6,627,968
Applied Materials, Inc.	193,774	9,839,844
ASML Holding NV (Registered), NYRS	13,637	2,681,716
Broadcom, Inc.	75,692	19,079,682
Intel Corp.	860,920	47,522,784
KLA-Tencor Corp.	28,886	3,270,762
Lam Research Corp.	30,065	5,958,282
Maxim Integrated Products, Inc.	51,866	3,041,941
Microchip Technology, Inc.	43,227	4,209,445
Micron Technology, Inc.*	213,254	12,281,298
NVIDIA Corp.	111,569	28,136,586
QUALCOMM, Inc.	273,043	15,869,259
Investments	Shares	Value
Common Stocks (a) (continued)
Skyworks Solutions, Inc.	33,646	$3,317,832
Texas Instruments, Inc.	181,453	20,306,405
Xilinx, Inc.	46,998	3,201,034
		185,344,838
Software — 12.1%
Activision Blizzard, Inc.	139,917	9,921,514
Adobe Systems, Inc.*	90,647	22,596,484
Autodesk, Inc.*	40,616	5,243,526
CA, Inc.	76,893	2,748,156
Cadence Design Systems, Inc.*	52,167	2,214,489
Check Point Software Technologies Ltd.*	30,132	2,933,651
Citrix Systems, Inc.*	25,116	2,652,752
Electronic Arts, Inc.*	56,556	7,403,746
Intuit, Inc.	47,226	9,520,762
Microsoft Corp.	1,420,101	140,362,783
Symantec Corp.	114,644	2,382,302
Synopsys, Inc.*	27,424	2,415,232
Take-Two Interactive Software, Inc.*	21,086	2,363,319
Workday, Inc., Class A*	25,254	3,307,264
		216,065,980
Specialty Retail — 0.7%
O'Reilly Automotive, Inc.*	15,443	4,160,499
Ross Stores, Inc.	70,464	5,558,200
Ulta Beauty, Inc.*	11,260	2,780,207
		12,498,906
Technology Hardware, Storage & Peripherals — 10.2%
Apple, Inc.	935,807	174,874,254
Seagate Technology plc	52,530	2,960,065
Western Digital Corp.	54,870	4,582,194
		182,416,513
Trading Companies & Distributors — 0.2%
Fastenal Co.	53,065	2,824,650
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc.*	157,577	8,777,039
Vodafone Group plc, ADR	87,594	2,271,312
		11,048,351
Total Common Stocks (Cost $1,357,048,909)		1,465,356,839

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA QQQ® QLD :: 73

Investments	Principal Amount	Value
Short-Term Investments — 3.3%
Repurchase Agreements (b) — 3.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $58,876,597 (Cost $58,873,725)	$58,873,725	$58,873,725
Total Investments — 85.5% (Cost $1,415,922,634)		1,524,230,564
Other assets less liabilities — 14.5%		258,902,688
Net Assets — 100.0%		$1,783,133,252

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $242,567,336.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR   American Depositary Receipt

NYRS  New York Registry Shares

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$408,807,412
Aggregate gross unrealized depreciation	(76,584,443)
Net unrealized appreciation	$332,222,969
Federal income tax cost	$1,417,086,744

Futures Contracts Purchased

Ultra QQQ® had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	1,011	6/15/2018	USD	$141,054,720	$5,881,582

Swap Agreements1

Ultra QQQ® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
29,976,522	11/6/2019	Bank of America NA	2.33%	NASDAQ-100 Index®	6,540,738	(6,540,738)	—	—
37,950,218	11/6/2019	Citibank NA	2.27%	NASDAQ-100 Index®	(11,558,847)	10,509,337	1,049,510	—
35,414,484	11/6/2018	Credit Suisse International	2.53%	NASDAQ-100 Index®	26,584,096	—	(26,501,755)	82,341
154,359,062	11/6/2019	Deutsche Bank AG	2.35%	NASDAQ-100 Index®	35,089,308	—	(35,089,308)	—
149,291,320	11/6/2019	Goldman Sachs International	2.05%	PowerShares QQQ TrustSM, Series 1	13,962,009
796,345,570	11/6/2019	Goldman Sachs International	2.30%	NASDAQ-100 Index®	59,672,147
945,636,890					73,634,156	(73,613,343)	(20,813)	—

See accompanying notes to the financial statements.

74 :: QLD ULTRA QQQ® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
177,464,973	11/6/2019	Morgan Stanley & Co. International plc	2.53%	NASDAQ-100 Index®	3,770,155
200,003,625	11/6/2019	Morgan Stanley & Co. International plc	2.33%	PowerShares QQQ TrustSM, Series 1	22,340,559
377,468,598					26,110,714	(26,110,714)	—	—
276,555,659	11/6/2019	Societe Generale	2.58%	NASDAQ-100 Index®	30,296,970	(25,976,970)	(4,320,000)	—
102,430,015	11/6/2018	UBS AG	2.43%	NASDAQ-100 Index®	32,500,432	(32,488,322)	(12,110)	—
1,959,791,448					219,197,567
				Total Appreciation	230,756,414
				Total Depreciation	(11,558,847)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA QQQ® QLD :: 75

Investments	Shares	Value
Common Stocks (a) — 83.1%
Equity Real Estate Investment Trusts (REITs) — 75.9%
Acadia Realty Trust	8,982	$231,287
Alexander & Baldwin, Inc.	7,256	154,625
Alexandria Real Estate Equities, Inc.	10,861	1,356,756
American Campus Communities, Inc.	14,642	587,144
American Homes 4 Rent, Class A	27,008	537,999
American Tower Corp.	47,293	6,543,932
Apartment Investment & Management Co., Class A	16,878	689,129
Apple Hospitality REIT, Inc.	22,493	428,042
AvalonBay Communities, Inc.	14,814	2,452,310
Boston Properties, Inc.	16,558	2,016,268
Brandywine Realty Trust	18,789	305,509
Brixmor Property Group, Inc.	32,688	519,085
Camden Property Trust	9,941	874,808
CBL & Associates Properties, Inc.	18,520	93,711
Colony NorthStar, Inc., Class A	55,095	324,510
Columbia Property Trust, Inc.	12,861	284,485
CoreCivic, Inc.	12,680	272,874
CoreSite Realty Corp.	3,674	390,032
Corporate Office Properties Trust	10,865	303,133
Cousins Properties, Inc.	45,056	424,428
Crown Castle International Corp.	44,485	4,633,113
CubeSmart	19,554	596,397
CyrusOne, Inc.	10,313	571,134
DCT Industrial Trust, Inc.	10,053	654,752
DDR Corp.	16,421	249,435
DiamondRock Hospitality Co.	21,513	273,860
Digital Realty Trust, Inc.	22,038	2,368,644
Douglas Emmett, Inc.	17,100	658,179
Duke Realty Corp.	38,296	1,076,884
EastGroup Properties, Inc.	3,726	347,375
Education Realty Trust, Inc.	8,130	297,070
EPR Properties	6,937	425,862
Equinix, Inc.	8,500	3,373,225
Equity Commonwealth*	13,348	415,256
Equity LifeStyle Properties, Inc.	9,503	863,823
Equity Residential	39,496	2,527,349
Essex Property Trust, Inc.	7,085	1,693,528
Extra Space Storage, Inc.	13,520	1,301,300
Federal Realty Investment Trust	7,853	933,643
First Industrial Realty Trust, Inc.	12,892	424,534
Forest City Realty Trust, Inc., Class A	28,615	582,888
Four Corners Property Trust, Inc.	6,565	150,273
Gaming and Leisure Properties, Inc.	21,427	752,088
GEO Group, Inc. (The)	13,305	329,964
GGP, Inc.	67,760	1,374,173
Gramercy Property Trust	17,236	475,197
HCP, Inc.	50,361	1,207,153
Healthcare Realty Trust, Inc.	13,399	364,989
Investments	Shares	Value
Common Stocks (a) (continued)
Healthcare Trust of America, Inc., Class A	21,979	$563,981
Highwoods Properties, Inc.	11,081	530,004
Hospitality Properties Trust	17,631	510,417
Host Hotels & Resorts, Inc.	78,753	1,703,427
Hudson Pacific Properties, Inc.	16,661	589,799
Iron Mountain, Inc.	30,192	1,005,092
JBG SMITH Properties	10,018	369,564
Kilroy Realty Corp.	10,590	806,429
Kimco Realty Corp.	45,642	705,625
Kite Realty Group Trust	8,968	140,708
Lamar Advertising Co., Class A	8,994	622,565
LaSalle Hotel Properties	12,145	416,574
Lexington Realty Trust	23,233	200,501
Liberty Property Trust	15,819	699,358
Life Storage, Inc.	4,989	461,582
Macerich Co. (The)	11,634	647,199
Mack-Cali Realty Corp.	9,669	191,156
Medical Properties Trust, Inc.	39,123	530,899
Mid-America Apartment Communities, Inc.	12,190	1,140,496
National Health Investors, Inc.	4,455	328,868
National Retail Properties, Inc.	16,510	684,009
Omega Healthcare Investors, Inc.	21,305	652,998
Outfront Media, Inc.	14,871	295,041
Paramount Group, Inc.	21,892	328,818
Park Hotels & Resorts, Inc.	21,576	695,179
Pebblebrook Hotel Trust	7,397	301,946
Physicians Realty Trust	19,226	292,620
Piedmont Office Realty Trust, Inc., Class A	13,756	264,390
PotlatchDeltic Corp.	6,448	325,624
Prologis, Inc.	57,185	3,679,855
Public Storage	16,073	3,404,904
Quality Care Properties, Inc.*	10,065	210,862
Rayonier, Inc.	13,847	538,233
Realty Income Corp.	30,489	1,625,064
Regency Centers Corp.	15,941	925,853
Retail Properties of America, Inc., Class A	24,362	298,678
RLJ Lodging Trust	18,746	438,656
Ryman Hospitality Properties, Inc.	5,492	460,669
Sabra Health Care REIT, Inc.	19,120	396,358
SBA Communications Corp.*	12,498	1,975,559
Senior Housing Properties Trust	25,492	450,189
Simon Property Group, Inc.	33,381	5,348,304
SL Green Realty Corp.	9,690	944,969
Spirit Realty Capital, Inc.	46,431	406,736
STORE Capital Corp.	17,732	475,218
Sun Communities, Inc.	8,511	822,843
Sunstone Hotel Investors, Inc.	24,175	420,403

See accompanying notes to the financial statements.

76 :: URE ULTRA REAL ESTATE :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Tanger Factory Outlet Centers, Inc.	10,141	$217,930
Taubman Centers, Inc.	6,534	356,691
UDR, Inc.	28,768	1,049,169
Uniti Group, Inc.	17,692	371,001
Urban Edge Properties	11,355	248,334
Ventas, Inc.	38,211	2,088,613
VEREIT, Inc.	104,507	748,270
Vornado Realty Trust	18,547	1,292,911
Washington Prime Group, Inc.	19,929	144,884
Washington REIT	8,418	241,428
Weingarten Realty Investors	12,815	375,736
Welltower, Inc.	39,731	2,290,492
Weyerhaeuser Co.	81,019	3,024,439
WP Carey, Inc.	11,469	770,831
Xenia Hotels & Resorts, Inc.	11,449	288,171
		100,049,277
Mortgage Real Estate Investment Trusts (REITs) — 3.7%
AGNC Investment Corp.	41,978	790,026
Annaly Capital Management, Inc.	124,393	1,297,419
Blackstone Mortgage Trust, Inc., Class A	11,506	363,474
Chimera Investment Corp.	20,148	370,925
Invesco Mortgage Capital, Inc.	11,970	194,273
MFA Financial, Inc.	42,742	332,533
New Residential Investment Corp.	36,060	644,753
Starwood Property Trust, Inc.	27,999	607,858
Two Harbors Investment Corp.	18,718	291,065
		4,892,326
Professional Services — 1.1%
CoStar Group, Inc.*	3,872	1,476,084
Real Estate Management & Development — 2.4%
CBRE Group, Inc., Class A*	32,414	1,497,202
Howard Hughes Corp. (The)*	4,144	523,097
Jones Lang LaSalle, Inc.	4,872	797,839
Realogy Holdings Corp.	13,686	325,590
		3,143,728
Total Common Stocks (Cost $127,083,948)		109,561,415
Investments	Principal Amount	Value
Short-Term Investments — 11.1%
Repurchase Agreements (b) — 11.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $14,615,908 (Cost $14,615,195)	$14,615,195	$14,615,195
Total Investments — 94.2% (Cost $141,699,143)		124,176,610
Other assets less liabilities — 5.8%		7,626,647
Net Assets — 100.0%		$131,803,257

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $18,663,849.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,217,149
Aggregate gross unrealized depreciation	(28,281,358)
Net unrealized depreciation	$(14,064,209)
Federal income tax cost	$141,846,215

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA REAL ESTATE URE :: 77

Swap Agreements1

Ultra Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
21,609,559	11/6/2018	Bank of America NA	2.13%	iShares® U.S. Real Estate ETF	911,136
23,023,755	11/6/2019	Bank of America NA	2.88%	Dow Jones U.S. Real EstateSM Index	720,647
44,633,314					1,631,783	(1,631,783)	—	—
5,301,210	11/6/2018	Citibank NA	2.45%	Dow Jones U.S. Real EstateSM Index	1,268,751	(1,268,751)	—	—
707,804	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. Real EstateSM Index	(65,354)	—	65,354	—
70,586,308	11/6/2019	Deutsche Bank AG	2.30%	Dow Jones U.S. Real EstateSM Index	3,106,744	—	(3,106,744)	—
1,548,913	11/6/2018	Goldman Sachs International	2.25%	Dow Jones U.S. Real EstateSM Index	1,003,330
5,422,165	11/13/2019	Goldman Sachs International	1.78%	iShares® U.S. Real Estate ETF	(204,130)
6,971,078					799,200	(710,329)	(2,737)	86,134
158,175	11/13/2019	Morgan Stanley & Co. International plc	2.33%	Dow Jones U.S. Real EstateSM Index	(2,584,696)
674,243	11/13/2019	Morgan Stanley & Co. International plc	2.23%	iShares® U.S. Real Estate ETF	(2,393,543)
832,418					(4,978,239)	3,532,638	1,445,601	—
24,129,777	11/6/2018	Societe Generale	2.38%	Dow Jones U.S. Real EstateSM Index	6,010,501	(5,650,501)	(360,000)	—
				Dow Jones U.S.
878,245	11/6/2019	UBS AG	2.28%	Real EstateSM Index	(4,167,990)	3,809,724	358,266	—
154,040,154					3,605,396
				Total Appreciation	13,021,109
				Total Depreciation	(9,415,713)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.
See accompanying notes to the financial statements.

78 :: URE ULTRA REAL ESTATE :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 76.4%
2U, Inc.* (Internet Software & Services)	0.2%	4,365	$413,802
Aspen Technology, Inc.* (Software)	0.2%	6,633	618,594
Blackbaud, Inc. (Software)	0.2%	4,323	421,363
Bluebird Bio, Inc.* (Biotechnology)	0.3%	4,434	793,908
Catalent, Inc.* (Pharmaceuticals)	0.2%	12,124	475,988
Chemed Corp. (Health Care Providers & Services)	0.2%	1,428	465,528
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	0.2%	8,855	412,820
Curtiss-Wright Corp. (Aerospace & Defense)	0.2%	4,011	510,400
Delek US Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.1%	7,252	404,517
EMCOR Group, Inc. (Construction & Engineering)	0.2%	5,347	405,998
Encompass Health Corp. (Health Care Providers & Services)	0.2%	8,931	578,282
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	12,881	452,123
EPAM Systems, Inc.* (IT Services)	0.2%	4,517	556,404
Exact Sciences Corp.* (Biotechnology)	0.2%	10,663	634,875
Fair Isaac Corp.* (Software)	0.2%	2,703	497,433
Gramercy Property Trust (Equity Real Estate Investment Trusts (REITs))	0.1%	14,515	400,179
Grand Canyon Education, Inc.* (Diversified Consumer Services)	0.2%	4,254	472,619
GrubHub, Inc.* (Internet Software & Services)	0.3%	7,788	834,952
Haemonetics Corp.* (Health Care Equipment & Supplies)	0.2%	4,881	440,998
Hancock Whitney Corp. (Banks)	0.1%	7,643	384,061
HubSpot, Inc.* (Software)	0.1%	3,159	382,871
ICU Medical, Inc.* (Health Care Equipment & Supplies)	0.1%	1,387	403,686
IDACORP, Inc. (Electric Utilities)	0.2%	4,581	423,101
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Insulet Corp.* (Health Care Equipment & Supplies)	0.2%	5,269	$494,180
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	12,151	403,899
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	0.2%	11,378	462,857
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	0.2%	2,192	475,774
LivaNova plc* (Health Care Equipment & Supplies)	0.2%	4,403	414,102
Louisiana-Pacific Corp. (Paper & Forest Products)	0.1%	13,190	384,884
Masimo Corp.* (Health Care Equipment & Supplies)	0.1%	4,067	402,836
Medidata Solutions, Inc.* (Health Care Technology)	0.1%	5,109	394,210
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	4,886	548,209
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	3,622	477,416
Nektar Therapeutics* (Pharmaceuticals)	0.4%	13,636	1,094,562
Nutanix, Inc., Class A* (Internet Software & Services)	0.2%	9,948	531,721
Paycom Software, Inc.* (Software)	0.2%	4,470	471,451
Penumbra, Inc.* (Health Care Equipment & Supplies)	0.2%	2,658	427,672
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.1%	4,493	381,456
Primerica, Inc. (Insurance)	0.1%	4,019	395,269
Proofpoint, Inc.* (Software)	0.2%	3,959	462,767
RingCentral, Inc., Class A* (Software)	0.2%	5,899	446,849
Sage Therapeutics, Inc.* (Biotechnology)	0.2%	3,817	582,818
Sarepta Therapeutics, Inc.* (Biotechnology)	0.2%	5,537	519,647
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	3,806	401,914
Sterling Bancorp (Banks)	0.2%	19,334	474,650
Texas Capital Bancshares, Inc.* (Banks)	0.2%	4,519	435,406

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA RUSSELL2000 UWM :: 79

	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Umpqua Holdings Corp. (Banks)	0.2%	20,085	$472,801
WGL Holdings, Inc. (Gas Utilities)	0.2%	4,645	409,689
Wintrust Financial Corp. (Banks)	0.2%	5,030	463,313
Zendesk, Inc.* (Software)	0.2%	9,039	505,190
Other Common Stocks	67.2%	7,479,329	177,287,617
Total Common Stocks (Cost $199,677,673)			201,607,661
		No. of Rights
Rights — 0.0% (b)
ANI Pharmaceuticals, Inc., CVR*(c)(d)	0.0%	2	—
Dyax Corp., CVR*(c)(d)	0.0%	11,283	12,524
Omthera Pharmaceuticals, Inc., CVR*(c)(d)	0.0%	3,327	—
Tobira Therapeutics, Inc., CVR*(c)(d)	0.0%	756	—
Total Rights (Cost $—)			12,524
	Principal Amount	Value
Short-Term Investments — 15.9%
Repurchase Agreements (e) — 15.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $41,983,552 (Cost $41,981,505)	$41,981,505	$41,981,505
Total Investments — 92.3% (Cost $241,659,178)		243,601,690
Other assets less liabilities — 7.7%		20,365,415
Net Assets — 100.0%		$263,967,105

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $11,207,099.

(b)  Represents less than 0.05% of net assets.

(c)  Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $12,524, which represents approximately 0.00% of net assets of the Fund.

(d)  Illiquid security.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,234,977
Aggregate gross unrealized depreciation	(13,957,169)
Net unrealized appreciation	$20,277,808
Federal income tax cost	$243,195,405

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	332	6/15/2018	USD	$27,126,060	$1,406,912

See accompanying notes to the financial statements.

80 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
47,120,544	11/6/2018	Bank of America NA	2.13%	Russell 2000® Index	3,053,056	(3,053,056)	—	—
123,863,203	11/6/2019	Citibank NA	1.90%	Russell 2000® Index	6,444,258	(6,444,258)	—	—
15,292,769	11/6/2019	Credit Suisse International	2.23%	Russell 2000® Index	1,241,656	—	(1,170,000)	71,656
42,038,508	11/6/2019	Deutsche Bank AG	2.00%	Russell 2000® Index	1,901,491	—	(1,901,491)	—
7,094,473	11/6/2019	Goldman Sachs International	1.90%	Russell 2000® Index	720,117	(720,117)	—	—
3,551,265	11/6/2019	Morgan Stanley & Co. International plc	1.83%	iShares® Russell 2000 ETF	298,967
7,188,164	11/6/2019	Morgan Stanley & Co. International plc	2.03%	Russell 2000® Index	1,330,981
10,739,429					1,629,948	(1,629,948)	—	—
26,824,322	11/6/2019	Societe Generale	2.23%	Russell 2000® Index	1,646,007	(1,386,007)	(260,000)	—
26,192,621	11/6/2019	UBS AG	1.93%	Russell 2000® Index	1,828,078	(1,827,768)	(310)	—
299,165,869					18,464,611
				Total Appreciation	18,464,611

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA RUSSELL2000 UWM :: 81

Ultra Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	1.0%
Air Freight & Logistics	0.3%
Airlines	0.2%
Auto Components	0.7%
Automobiles	0.0%*
Banks	7.9%
Beverages	0.2%
Biotechnology	5.0%
Building Products	1.0%
Capital Markets	1.1%
Chemicals	1.5%
Commercial Services & Supplies	1.7%
Communications Equipment	1.2%
Construction & Engineering	0.8%
Construction Materials	0.2%
Consumer Finance	0.5%
Containers & Packaging	0.1%
Distributors	0.0%*
Diversified Consumer Services	0.8%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.4%
Electric Utilities	0.8%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	2.0%
Energy Equipment & Services	1.3%
Equity Real Estate Investment Trusts (REITs)	4.6%
Food & Staples Retailing	0.4%
Food Products	0.7%
Gas Utilities	0.9%
Health Care Equipment & Supplies	3.3%
Health Care Providers & Services	1.7%
Health Care Technology	0.7%
Hotels, Restaurants & Leisure	2.4%
Household Durables	1.0%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.2%
Industrial Conglomerates	0.0%*
Insurance	1.8%
Internet & Direct Marketing Retail	0.3%
Internet Software & Services	3.0%
IT Services	1.5%
Leisure Products	0.3%
Life Sciences Tools & Services	0.4%
Machinery	2.7%
Marine	0.1%
Media	0.9%
Metals & Mining	1.0%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Multiline Retail	0.2%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	2.0%
Paper & Forest Products	0.5%
Personal Products	0.2%

See accompanying notes to the financial statements.

82 :: UWM ULTRA RUSSELL2000 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Pharmaceuticals	1.8%
Professional Services	1.1%
Real Estate Management & Development	0.4%
Road & Rail	0.6%
Semiconductors & Semiconductor Equipment	2.4%
Software	3.0%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	0.4%
Textiles, Apparel & Luxury Goods	0.7%
Thrifts & Mortgage Finance	1.6%
Tobacco	0.1%
Trading Companies & Distributors	1.0%
Transportation Infrastructure	0.0%*
Water Utilities	0.3%
Wireless Telecommunication Services	0.1%
Other[1]	23.6%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA RUSSELL2000 UWM :: 83

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 80.5%
3M Co. (Industrial Conglomerates)	0.4%	48,650	$9,595,239
Abbott Laboratories (Health Care Equipment & Supplies)	0.4%	142,202	8,749,689
AbbVie, Inc. (Biotechnology)	0.6%	130,233	12,885,253
Adobe Systems, Inc.* (Software)	0.4%	40,160	10,011,085
Alphabet, Inc., Class A* (Internet Software & Services)	1.2%	24,386	26,824,600
Alphabet, Inc., Class C* (Internet Software & Services)	1.2%	24,866	26,979,361
Altria Group, Inc. (Tobacco)	0.4%	155,261	8,654,248
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.3%	32,826	53,493,906
Amgen, Inc. (Biotechnology)	0.4%	54,611	9,809,228
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.3%	414,531	77,463,408
AT&T, Inc. (Diversified Telecommunication Services)	0.7%	501,619	16,212,326
Bank of America Corp. (Banks)	1.0%	781,610	22,697,954
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.3%	157,235	30,115,220
Boeing Co. (The) (Aerospace & Defense)	0.7%	45,193	15,915,167
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	33,535	8,453,167
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.8%	156,061	19,398,382
Cisco Systems, Inc. (Communications Equipment)	0.7%	393,576	16,809,631
Citigroup, Inc. (Banks)	0.6%	209,966	14,002,633
Coca-Cola Co. (The) (Beverages)	0.6%	313,660	13,487,380
Comcast Corp., Class A (Media)	0.5%	378,670	11,806,931
DowDuPont, Inc. (Chemicals)	0.5%	191,170	12,255,909
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.2%	346,171	28,122,932
Facebook, Inc., Class A* (Internet Software & Services)	1.6%	195,739	37,538,826
General Electric Co. (Industrial Conglomerates)	0.4%	709,339	9,987,493
Home Depot, Inc. (The) (Specialty Retail)	0.8%	95,401	17,797,056
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	61,436	$9,086,999
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.9%	382,341	21,105,223
International Business Machines Corp. (IT Services)	0.4%	69,988	9,890,004
Johnson & Johnson (Pharmaceuticals)	1.1%	219,185	26,218,910
JPMorgan Chase & Co. (Banks)	1.3%	280,380	30,003,464
Mastercard, Inc., Class A (IT Services)	0.6%	75,418	14,338,470
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	65,127	10,420,971
Medtronic plc (Health Care Equipment & Supplies)	0.4%	110,721	9,557,437
Merck & Co., Inc. (Pharmaceuticals)	0.6%	220,270	13,112,673
Microsoft Corp. (Software)	2.7%	629,049	62,175,203
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.5%	35,452	12,464,923
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.5%	49,427	12,464,995
Oracle Corp. (Software)	0.5%	246,880	11,534,234
PepsiCo, Inc. (Beverages)	0.5%	116,185	11,647,546
Pfizer, Inc. (Pharmaceuticals)	0.7%	486,331	17,473,873
Philip Morris International, Inc. (Tobacco)	0.4%	126,886	10,092,513
Procter & Gamble Co. (The) (Household Products)	0.6%	205,958	15,069,947
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	80,372	8,994,431
Union Pacific Corp. (Road & Rail)	0.4%	64,310	9,180,896
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.8%	79,055	19,092,573
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.7%	337,242	16,076,326
Visa, Inc., Class A (IT Services)	0.8%	147,269	19,251,004
Walmart, Inc. (Food & Staples Retailing)	0.4%	118,589	9,788,336
Walt Disney Co. (The) (Media)	0.5%	122,845	12,219,392
Wells Fargo & Co. (Banks)	0.8%	358,647	19,363,352
Other Common Stocks	40.8%	13,537,245	954,140,121
Total Common Stocks (Cost $1,899,267,695)			1,883,830,840

See accompanying notes to the financial statements.

84 :: SSO ULTRA S&P500® :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Principal Amount	Value
Short-Term Investments — 10.7%
Repurchase Agreements (b) — 10.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $249,547,469 (Cost $249,535,296)	$249,535,296	$249,535,296
Total Investments — 91.2% (Cost $2,148,802,991)		2,133,366,136
Other assets less liabilities — 8.8%		206,917,719
Net Assets — 100.0%		$2,340,283,855

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $135,443,701.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$227,665,052
Aggregate gross unrealized depreciation	(145,199,669)
Net unrealized appreciation	$82,465,383
Federal income tax cost	$2,154,043,774

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,233	6/15/2018	USD	$166,763,250	$2,970,675

Swap Agreements1

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
96,303,681	11/6/2019	Bank of America NA	2.43%	S&P 500®	6,459,344	(6,459,344)	—	—
291,213,686	11/6/2018	BNP Paribas SA	2.48%	S&P 500®	14,552,064	(14,552,064)	—	—
115,469,732	11/6/2019	Citibank NA	2.25%	S&P 500®	4,373,263	(4,373,263)	—	—
120,573,567	11/6/2019	Credit Suisse International	2.53%	S&P 500®	4,697,177	—	(4,697,177)	—
637,713,660	11/6/2019	Deutsche Bank AG	2.32%	S&P 500®	20,305,810	—	(20,305,810)	—
122,676,523	11/6/2019	Goldman Sachs International	2.30%	S&P 500®	3,694,967
528,478,652	11/6/2019	Goldman Sachs International	2.20%	SPDR® S&P 500® ETF Trust	23,265,143
651,155,175					26,960,110	(26,960,110)	—	—

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA S&P500® SSO :: 85

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
88,485,621	11/6/2019	Morgan Stanley & Co. International plc	2.43%	S&P 500®	(480,322)	478,361	1,961	—
322,055,408	11/6/2019	Societe Generale	2.58%	S&P 500®	14,835,261	(12,345,261)	(2,490,000)	—
307,024,163	11/6/2019	UBS AG	2.43%	S&P 500®	8,469,639	(8,469,639)	—	—
2,629,994,693					100,172,346
				Total Appreciation	100,652,668
				Total Depreciation	(480,322)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

86 :: SSO ULTRA S&P500® :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Ultra S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	2.3%
Air Freight & Logistics	0.6%
Airlines	0.4%
Auto Components	0.1%
Automobiles	0.4%
Banks	5.0%
Beverages	1.4%
Biotechnology	2.1%
Building Products	0.2%
Capital Markets	2.5%
Chemicals	1.7%
Commercial Services & Supplies	0.2%
Communications Equipment	0.8%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.3%
Diversified Telecommunication Services	1.4%
Electric Utilities	1.4%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.3%
Energy Equipment & Services	0.7%
Equity Real Estate Investment Trusts (REITs)	2.2%
Food & Staples Retailing	1.1%
Food Products	0.9%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	2.5%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.4%
Household Durables	0.3%
Household Products	1.1%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.3%
Insurance	2.0%
Internet & Direct Marketing Retail	3.2%
Internet Software & Services	4.1%
IT Services	3.5%
Leisure Products	0.1%
Life Sciences Tools & Services	0.7%
Machinery	1.3%
Media	1.9%
Metals & Mining	0.2%
Multiline Retail	0.4%
Multi-Utilities	0.7%
Oil, Gas & Consumable Fuels	4.4%
Personal Products	0.1%
Pharmaceuticals	3.5%
Professional Services	0.2%
Real Estate Management & Development	0.0%*
Road & Rail	0.8%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA S&P500® SSO :: 87

Semiconductors & Semiconductor Equipment	3.5%
Software	4.9%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	3.7%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.8%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	19.5%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

88 :: SSO ULTRA S&P500® :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 81.2%
Communications Equipment — 0.2%
InterDigital, Inc.	2,040	$160,854
Semiconductors & Semiconductor Equipment — 81.0%
Advanced Micro Devices, Inc.*	48,529	666,303
Analog Devices, Inc.	21,785	2,117,066
Applied Materials, Inc.	61,896	3,143,079
Broadcom, Inc.	24,182	6,095,557
Cavium, Inc.*	4,110	343,637
Cirrus Logic, Inc.*	3,734	139,950
Cree, Inc.*	5,780	269,464
Cypress Semiconductor Corp.	20,914	344,244
Entegris, Inc.	8,316	291,892
Integrated Device Technology, Inc.*	7,791	258,973
Intel Corp.	275,688	15,217,978
KLA-Tencor Corp.	9,227	1,044,773
Lam Research Corp.	9,604	1,903,321
Marvell Technology Group Ltd.	25,416	547,461
Maxim Integrated Products, Inc.	16,563	971,420
Microchip Technology, Inc.	13,805	1,344,331
Micron Technology, Inc.*	68,117	3,922,858
MKS Instruments, Inc.	3,208	359,938
Monolithic Power Systems, Inc.	2,285	301,186
NVIDIA Corp.	35,643	8,988,808
ON Semiconductor Corp.*	25,060	629,758
Qorvo, Inc.*	7,453	598,103
QUALCOMM, Inc.	87,202	5,068,180
Semtech Corp.*	3,912	189,341
Silicon Laboratories, Inc.*	2,518	265,901
Skyworks Solutions, Inc.	10,751	1,060,156
Synaptics, Inc.*	2,030	85,341
Teradyne, Inc.	11,513	436,458
Texas Instruments, Inc.	57,952	6,485,408
Universal Display Corp.	2,465	244,035
Versum Materials, Inc.	6,419	256,567
Xilinx, Inc.	15,012	1,022,467
		64,613,954
Total Common Stocks (Cost $61,936,163)		64,774,808
Investments	Principal Amount	Value
Short-Term Investments — 11.0%
Repurchase Agreements (b) — 11.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $8,814,596 (Cost $8,814,166)	$8,814,166	$8,814,166
Total Investments — 92.2% (Cost $70,750,329)		73,588,974
Other assets less liabilities — 7.8%		6,255,795
Net Assets — 100.0%		$79,844,769

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,074,474.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,794,316
Aggregate gross unrealized depreciation	(4,233,307)
Net unrealized appreciation	$8,561,009
Federal income tax cost	$70,797,420

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA SEMICONDUCTORS USD :: 89

Swap Agreements1

Ultra Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
352,735	11/6/2019	Bank of America NA	2.23%	Dow Jones U.S. SemiconductorsSM Index[6]	(1,149,308)	1,117,382	31,926	—
670,223	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. SemiconductorsSM Index[6]	(379,037)	353,941	25,096	—
34,093,467	11/6/2018	Morgan Stanley & Co. International plc	2.33%	Dow Jones U.S. SemiconductorsSM Index[6]	5,983,197	(5,983,197)	—	—
58,314,702	11/6/2019	Societe Generale	2.58%	Dow Jones U.S. SemiconductorsSM Index[6]	2,683,867	—	(2,683,867)	—
1,374,570	11/6/2019	UBS AG	2.48%	Dow Jones U.S. SemiconductorsSM Index[6]	(1,369,264)	1,179,254	190,010	—
94,805,697					5,769,455
				Total Appreciation	8,667,064
				Total Depreciation	(2,897,609)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

90 :: USD ULTRA SEMICONDUCTORS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 81.1%
American Equity Investment Life Holding Co. (Insurance)	0.3%	2,559	$90,691
ASGN, Inc.* (Professional Services)	0.4%	1,395	107,415
Avista Corp. (Multi-Utilities)	0.4%	1,867	97,906
Axon Enterprise, Inc.* (Aerospace & Defense)	0.4%	1,622	103,289
Balchem Corp. (Chemicals)	0.3%	912	87,944
Barnes Group, Inc. (Machinery)	0.3%	1,395	82,891
Cabot Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	0.3%	728	82,388
CACI International, Inc., Class A* (IT Services)	0.4%	701	116,822
Chemed Corp. (Health Care Providers & Services)	0.5%	459	149,634
Columbia Banking System, Inc. (Banks)	0.3%	2,078	88,357
Community Bank System, Inc. (Banks)	0.3%	1,445	86,527
Darling Ingredients, Inc.* (Food Products)	0.3%	4,689	88,106
EastGroup Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	0.3%	988	92,111
Financial Engines, Inc. (Capital Markets)	0.3%	1,794	80,102
First Financial Bancorp (Banks)	0.3%	2,779	87,400
First Financial Bankshares, Inc. (Banks)	0.4%	1,924	101,202
FirstCash, Inc. (Consumer Finance)	0.4%	1,325	120,244
Glacier Bancorp, Inc. (Banks)	0.3%	2,259	88,078
Green Dot Corp., Class A* (Consumer Finance)	0.3%	1,315	93,720
Haemonetics Corp.* (Health Care Equipment & Supplies)	0.5%	1,521	137,422
HealthEquity, Inc.* (Health Care Providers & Services)	0.4%	1,469	109,161
Hillenbrand, Inc. (Machinery)	0.3%	1,795	83,737
Ingevity Corp.* (Chemicals)	0.3%	1,199	91,292
Inogen, Inc.* (Health Care Equipment & Supplies)	0.3%	491	89,701
Insperity, Inc. (Professional Services)	0.3%	1,051	96,692
Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	0.4%	1,931	124,627
John Bean Technologies Corp. (Machinery)	0.3%	900	79,470
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
KapStone Paper and Packaging Corp. (Paper & Forest Products)	0.3%	2,494	$85,794
Korn/Ferry International (Professional Services)	0.3%	1,607	87,871
Ligand Pharmaceuticals, Inc.* (Biotechnology)	0.4%	600	115,338
Marriott Vacations Worldwide Corp. (Hotels, Restaurants & Leisure)	0.3%	671	80,681
Neogen Corp.* (Health Care Equipment & Supplies)	0.4%	1,467	111,066
Ollie's Bargain Outlet Holdings, Inc.* (Multiline Retail)	0.4%	1,403	99,192
PDC Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.4%	1,876	113,479
Penn National Gaming, Inc.* (Hotels, Restaurants & Leisure)	0.3%	2,401	81,826
Proto Labs, Inc.* (Machinery)	0.3%	711	85,747
Selective Insurance Group, Inc. (Insurance)	0.3%	1,672	95,053
Semtech Corp.* (Semiconductors & Semiconductor Equipment)	0.3%	1,889	91,428
Shutterfly, Inc.* (Internet & Direct Marketing Retail)	0.3%	925	87,079
SkyWest, Inc. (Airlines)	0.3%	1,474	84,018
South Jersey Industries, Inc. (Gas Utilities)	0.3%	2,387	79,058
Spire, Inc. (Gas Utilities)	0.4%	1,376	98,040
SRC Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.3%	6,882	89,053
Stamps.com, Inc.* (Internet Software & Services)	0.4%	465	116,622
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	0.3%	1,506	79,592
Supernus Pharmaceuticals, Inc.* (Pharmaceuticals)	0.3%	1,467	82,666
Tetra Tech, Inc. (Commercial Services & Supplies)	0.3%	1,590	87,370
TopBuild Corp.* (Household Durables)	0.3%	1,012	84,957
Trex Co., Inc.* (Building Products)	0.4%	838	98,742
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	0.3%	2,732	91,604
Other Common Stocks	64.2%	712,616	18,236,172
Total Common Stocks (Cost $24,855,563)			23,019,377

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA SMALLCAP600 SAA :: 91

	Principal Amount	Value
Short-Term Investments — 2.6%
Repurchase Agreements (b) — 2.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $748,660 (Cost $748,625)	$748,625	$748,625
Total Investments — 83.7% (Cost $25,604,188)		23,768,002
Other assets less liabilities — 16.3%		4,639,003
Net Assets — 100.0%		$28,407,005

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $2,075,003.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,151,290
Aggregate gross unrealized depreciation	(2,818,157)
Net unrealized appreciation	$2,333,133
Federal income tax cost	$25,647,393

Swap Agreements1

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
12,754,476	11/6/2019	Bank of America NA	2.20%	S&P SmallCap 600®	1,237,352	(1,237,352)	—	—
6,770,411	11/6/2019	Citibank NA	2.10%	S&P SmallCap 600®	458,723	(312,132)	—	146,591
4,165,301	11/6/2019	Credit Suisse International	2.13%	S&P SmallCap 600®	41,144	—	—	41,144
2,178,857	11/6/2019	Deutsche Bank AG	1.95%	S&P SmallCap 600®	(53,912)	8,346	45,566	—
2,608,494	11/6/2019	Morgan Stanley & Co. International plc	2.08%	S&P SmallCap 600®	423,743	(379,000)	—	44,743
2,624,462	11/6/2019	Societe Generale	2.33%	S&P SmallCap 600®	447,631	(179,702)	(250,000)	17,929
2,692,701	11/6/2019	UBS AG	2.23%	S&P SmallCap 600®	1,657,843	(1,519,228)	—	138,615
33,794,702					4,212,524
				Total Appreciation	4,266,436
				Total Depreciation	(53,912)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

92 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Ultra SmallCap600 invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	1.7%
Air Freight & Logistics	0.6%
Airlines	0.7%
Auto Components	1.2%
Automobiles	0.1%
Banks	6.7%
Beverages	0.2%
Biotechnology	2.0%
Building Products	1.8%
Capital Markets	1.0%
Chemicals	2.3%
Commercial Services & Supplies	2.0%
Communications Equipment	1.2%
Construction & Engineering	0.3%
Construction Materials	0.1%
Consumer Finance	1.3%
Containers & Packaging	0.1%
Distributors	0.1%
Diversified Consumer Services	0.5%
Diversified Telecommunication Services	0.8%
Electric Utilities	0.2%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	3.2%
Energy Equipment & Services	1.8%
Equity Real Estate Investment Trusts (REITs)	4.4%
Food & Staples Retailing	0.2%
Food Products	1.2%
Gas Utilities	0.8%
Health Care Equipment & Supplies	3.7%
Health Care Providers & Services	3.1%
Health Care Technology	0.6%
Hotels, Restaurants & Leisure	1.7%
Household Durables	1.6%
Household Products	0.4%
Industrial Conglomerates	0.1%
Insurance	2.7%
Internet & Direct Marketing Retail	0.5%
Internet Software & Services	1.3%
IT Services	1.7%
Leisure Products	0.4%
Life Sciences Tools & Services	0.3%
Machinery	4.4%
Marine	0.1%
Media	0.7%
Metals & Mining	0.8%
Mortgage Real Estate Investment Trusts (REITs)	0.8%
Multiline Retail	0.4%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	1.6%
Paper & Forest Products	0.9%
Personal Products	0.3%
Pharmaceuticals	1.1%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA SMALLCAP600 SAA :: 93

Professional Services	2.1%
Real Estate Management & Development	0.2%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	3.0%
Software	1.4%
Specialty Retail	3.0%
Technology Hardware, Storage & Peripherals	0.6%
Textiles, Apparel & Luxury Goods	1.3%
Thrifts & Mortgage Finance	1.3%
Tobacco	0.2%
Trading Companies & Distributors	0.6%
Water Utilities	0.4%
Wireless Telecommunication Services	0.0%*
Other[1]	18.9%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

94 :: SAA ULTRA SMALLCAP600 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 86.4%
Commercial Services & Supplies — 0.0% (b)
Pitney Bowes, Inc.	9,910	$88,199
Communications Equipment — 4.8%
Arista Networks, Inc.*	2,499	628,648
ARRIS International plc*	9,243	233,663
Ciena Corp.*	7,652	176,379
Cisco Systems, Inc.	255,578	10,915,736
CommScope Holding Co., Inc.*	10,239	300,207
EchoStar Corp., Class A*	2,553	120,093
F5 Networks, Inc.*	3,284	568,493
Finisar Corp.*	6,047	98,022
InterDigital, Inc.	1,832	144,453
Juniper Networks, Inc.	18,229	485,621
Lumentum Holdings, Inc.*	3,318	194,933
Motorola Solutions, Inc.	8,590	922,051
NetScout Systems, Inc.*	4,625	124,875
Palo Alto Networks, Inc.*	4,872	1,013,814
Plantronics, Inc.	1,755	127,852
ViaSat, Inc.*	2,905	181,882
Viavi Solutions, Inc.*	11,984	113,968
		16,350,690
Diversified Telecommunication Services — 0.4%
CenturyLink, Inc.	51,609	940,316
Zayo Group Holdings, Inc.*	9,865	343,302
		1,283,618
Electronic Equipment, Instruments & Components — 0.3%
CDW Corp.	8,115	649,606
SYNNEX Corp.	1,560	166,639
Tech Data Corp.*	1,838	159,557
		975,802
Health Care Technology — 0.6%
Allscripts Healthcare Solutions, Inc.*	9,602	121,465
athenahealth, Inc.*	2,132	320,802
Cerner Corp.*	16,761	1,000,296
Medidata Solutions, Inc.*	3,142	242,437
Veeva Systems, Inc., Class A*	6,183	478,317
		2,163,317
Household Durables — 0.1%
Garmin Ltd.	5,876	353,089
Internet Software & Services — 19.3%
Akamai Technologies, Inc.*	9,029	680,606
Alphabet, Inc., Class A*	15,835	17,418,500
Alphabet, Inc., Class C*	16,139	17,510,654
Cars.com, Inc.*	3,789	97,302
eBay, Inc.*	49,927	1,883,246
Investments	Shares	Value
Common Stocks (a) (continued)
Facebook, Inc., Class A*	127,007	$24,357,403
GrubHub, Inc.*	4,610	494,238
IAC/InterActiveCorp*	4,037	626,300
j2 Global, Inc.	2,611	220,473
LogMeIn, Inc.	2,780	299,962
Pandora Media, Inc.*	13,204	95,333
Twitter, Inc.*	34,289	1,189,828
VeriSign, Inc.*	5,093	664,331
Zillow Group, Inc., Class A*	2,525	147,056
Zillow Group, Inc., Class C*	5,889	343,505
		66,028,737
IT Services — 3.8%
Amdocs Ltd.	7,626	514,450
Booz Allen Hamilton Holding Corp.	7,697	347,058
CACI International, Inc., Class A*	1,311	218,478
Cognizant Technology Solutions Corp., Class A	31,190	2,350,166
DXC Technology Co.	15,132	1,393,809
EPAM Systems, Inc.*	2,653	326,797
Gartner, Inc.*	4,826	640,603
International Business Machines Corp.	45,452	6,422,822
Leidos Holdings, Inc.	7,550	453,453
Science Applications International Corp.	2,278	201,489
Teradata Corp.*	6,464	257,720
		13,126,845
Semiconductors & Semiconductor Equipment — 17.0%
Advanced Micro Devices, Inc.*	43,704	600,056
Analog Devices, Inc.	19,627	1,907,352
Applied Materials, Inc.	55,732	2,830,071
Broadcom, Inc.	21,776	5,489,076
Cavium, Inc.*	3,695	308,939
Cirrus Logic, Inc.*	3,359	125,895
Cree, Inc.*	5,200	242,424
Cypress Semiconductor Corp.	18,826	309,876
Entegris, Inc.	7,493	263,004
Integrated Device Technology, Inc.*	7,026	233,544
Intel Corp.	248,290	13,705,608
KLA-Tencor Corp.	8,315	941,507
Lam Research Corp.	8,649	1,714,059
Marvell Technology Group Ltd.	22,898	493,223
Maxim Integrated Products, Inc.	14,921	875,117
Microchip Technology, Inc.	12,427	1,210,141
Micron Technology, Inc.*	61,337	3,532,398
MKS Instruments, Inc.	2,887	323,921
Monolithic Power Systems, Inc.	2,050	270,210
NVIDIA Corp.	32,087	8,092,021
ON Semiconductor Corp.*	22,566	567,084
Qorvo, Inc.*	6,703	537,916
QUALCOMM, Inc.	78,540	4,564,745
Semtech Corp.*	3,525	170,610

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA TECHNOLOGY ROM :: 95

Investments	Shares	Value
Common Stocks (a) (continued)
Silicon Laboratories, Inc.*	2,274	$240,134
Skyworks Solutions, Inc.	9,683	954,841
Synaptics, Inc.*	1,825	76,723
Teradyne, Inc.	10,367	393,013
Texas Instruments, Inc.	52,192	5,840,807
Universal Display Corp.	2,223	220,077
Versum Materials, Inc.	5,772	230,707
Xilinx, Inc.	13,519	920,779
		58,185,878
Software — 23.3%
ACI Worldwide, Inc.*	6,145	148,402
Adobe Systems, Inc.*	26,077	6,500,475
ANSYS, Inc.*	4,453	724,948
Aspen Technology, Inc.*	3,812	355,507
Autodesk, Inc.*	11,691	1,509,308
Blackbaud, Inc.	2,548	248,354
CA, Inc.	16,596	593,141
Cadence Design Systems, Inc.*	15,003	636,877
CDK Global, Inc.	6,703	431,338
Citrix Systems, Inc.*	6,861	724,659
CommVault Systems, Inc.*	2,218	151,600
Dell Technologies, Inc., Class V*	10,572	852,738
Ellie Mae, Inc.*	1,808	192,172
Fair Isaac Corp.*	1,590	292,608
FireEye, Inc.*	9,300	155,217
Fortinet, Inc.*	7,663	468,822
Guidewire Software, Inc.*	4,225	392,249
Intuit, Inc.	12,904	2,601,446
Manhattan Associates, Inc.*	3,605	156,890
Microsoft Corp.	408,162	40,342,732
Nuance Communications, Inc.*	14,322	193,490
Oracle Corp.	160,323	7,490,291
Paycom Software, Inc.*	2,506	264,308
Proofpoint, Inc.*	2,669	311,979
PTC, Inc.*	6,168	531,928
Red Hat, Inc.*	9,383	1,523,987
salesforce.com, Inc.*	36,727	4,749,903
ServiceNow, Inc.*	9,156	1,626,197
Splunk, Inc.*	7,512	832,405
SS&C Technologies Holdings, Inc.	10,343	526,562
Symantec Corp.	32,898	683,621
Synopsys, Inc.*	7,885	694,432
Tableau Software, Inc., Class A*	3,601	356,031
Tyler Technologies, Inc.*	1,870	433,129
Ultimate Software Group, Inc. (The)*	1,546	405,284
Verint Systems, Inc.*	3,382	142,720
VMware, Inc., Class A*	3,611	496,440
Workday, Inc., Class A*	7,749	1,014,809
		79,756,999
Investments	Shares	Value
Common Stocks (a) (continued)
Technology Hardware, Storage & Peripherals — 16.8%
3D Systems Corp.*	6,038	$74,630
Apple, Inc.	268,972	50,262,798
Diebold Nixdorf, Inc.	4,021	46,241
Electronics For Imaging, Inc.*	2,420	80,901
Hewlett Packard Enterprise Co.	83,125	1,266,825
HP, Inc.	86,865	1,913,636
NCR Corp.*	6,279	188,998
NetApp, Inc.	14,214	971,100
Seagate Technology plc	15,105	851,167
Western Digital Corp.	15,777	1,317,537
Xerox Corp.	11,357	308,683
		57,282,516
Total Common Stocks (Cost $284,311,977)		295,595,690
	Principal Amount
Short-Term Investments — 3.7%
Repurchase Agreements (c) — 3.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $12,644,622 (Cost $12,644,005)	$12,644,005	12,644,005
Total Investments — 90.1% (Cost $296,955,982)		308,239,695
Other assets less liabilities — 9.9%		33,778,722
Net Assets — 100.0%		$342,018,417

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $53,170,546.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$48,753,480
Aggregate gross unrealized depreciation	(5,724,495)
Net unrealized appreciation	$43,028,985
Federal income tax cost	$297,159,679

See accompanying notes to the financial statements.

96 :: ROM ULTRA TECHNOLOGY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Technology had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
10,909,154	11/6/2019	Bank of America NA	1.83%	iShares® U.S. Technology ETF	(271,687)
24,113,196	11/13/2019	Bank of America NA	2.23%	Dow Jones U.S. TechnologySM Index[6]	884,963
35,022,350					613,276	(608,539)	—	4,737
53,547,688	11/13/2019	Citibank NA	2.05%	Dow Jones U.S. TechnologySM Index[6]	220,644	—	—	220,644
2,680,646	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. TechnologySM Index[6]	490,971	—	(300,362)	190,609
125,022,462	11/13/2019	Deutsche Bank AG	2.30%	Dow Jones U.S. TechnologySM Index[6]	13,151,177	—	(13,150,000)	1,177
2,557,729	11/6/2018	Goldman Sachs International	2.25%	Dow Jones U.S. TechnologySM Index[6]	2,039,960
46,885,382	11/13/2019	Goldman Sachs International	1.78%	iShares® U.S. Technology ETF	3,776,544
49,443,111					5,816,504	(5,802,855)	(13,649)	—
3,709,564	11/6/2018	Morgan Stanley & Co. International plc	2.13%	iShares® U.S. Technology ETF	2,060,552
19,192,194	11/13/2019	Morgan Stanley & Co. International plc	2.53%	Dow Jones U.S. TechnologySM Index[6]	1,935,676
22,901,758					3,996,228	(3,996,228)	—	—
9,092,997	11/13/2019	Societe Generale	2.33%	Dow Jones U.S. TechnologySM Index[6]	254,057	—	(254,057)	—
90,620,559	11/6/2019	UBS AG	2.38%	Dow Jones U.S. TechnologySM Index[6]	7,406,112	(7,394,052)	(12,060)	—
388,331,571					31,948,969
				Total Appreciation	32,220,656
				Total Depreciation	(271,687)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA TECHNOLOGY ROM :: 97

Investments	Shares	Value
Common Stocks (a) — 88.0%
Communications Equipment — 44.4%
Acacia Communications, Inc.*	347	$11,222
ADTRAN, Inc.	883	12,318
Applied Optoelectronics, Inc.*	421	19,690
Arista Networks, Inc.*	258	64,903
ARRIS International plc*	1,498	37,869
CalAmp Corp.*	618	13,114
Ciena Corp.*	1,352	31,164
Cisco Systems, Inc.	8,336	356,031
CommScope Holding Co., Inc.*	1,344	39,406
Comtech Telecommunications Corp.	491	15,368
EchoStar Corp., Class A*	513	24,132
Extreme Networks, Inc.*	1,649	14,198
F5 Networks, Inc.*	395	68,378
Finisar Corp.*	1,315	21,316
Juniper Networks, Inc.	2,258	60,153
Lumentum Holdings, Inc.*	569	33,429
Motorola Solutions, Inc.	798	85,657
NETGEAR, Inc.*	402	24,301
NetScout Systems, Inc.*	1,002	27,054
Oclaro, Inc.*	2,484	21,263
Palo Alto Networks, Inc.*	458	95,305
Plantronics, Inc.	414	30,160
Ubiquiti Networks, Inc.*	307	25,355
ViaSat, Inc.*	504	31,555
Viavi Solutions, Inc.*	2,610	24,821
		1,188,162
Diversified Telecommunication Services — 35.1%
AT&T, Inc.	10,350	334,512
ATN International, Inc.	210	11,304
CenturyLink, Inc.	4,820	87,820
Cincinnati Bell, Inc.*	829	10,197
Consolidated Communications Holdings, Inc.	1,162	13,026
Frontier Communications Corp.	1,564	11,621
Globalstar, Inc.*	9,755	5,290
Iridium Communications, Inc.*	1,384	21,037
ORBCOMM, Inc.*	1,434	13,853
Verizon Communications, Inc.	7,309	348,420
Vonage Holdings Corp.*	2,430	27,824
Windstream Holdings, Inc.	1,136	6,259
Zayo Group Holdings, Inc.*	1,373	47,780
		938,943
Household Durables — 1.9%
Garmin Ltd.	822	49,394
Wireless Telecommunication Services — 6.6%
Shenandoah Telecommunications Co.	624	19,906
Spok Holdings, Inc.	532	8,193
Investments	Shares	Value
Common Stocks (a) (continued)
Sprint Corp.*	6,516	$33,492
Telephone & Data Systems, Inc.	1,002	25,601
T-Mobile US, Inc.*	1,418	78,983
United States Cellular Corp.*	293	10,524
		176,699
Total Common Stocks (Cost $2,480,199)		2,353,198
	Principal Amount
Short-Term Investments — 12.0%
Repurchase Agreements (b) — 12.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $320,675 (Cost $320,660)	$320,660	320,660
Total Investments — 100.0% (Cost $2,800,859)		2,673,858
Other assets less liabilities — 0.0% (c)		279
Net Assets — 100.0%		$2,674,137

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $432,799.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  Represents less than 0.05% of net assets.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$110,605
Aggregate gross unrealized depreciation	(388,017)
Net unrealized depreciation	$(277,412)
Federal income tax cost	$2,805,574

See accompanying notes to the financial statements.

98 :: LTL ULTRA TELECOMMUNICATIONS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Telecommunications had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
298,265	11/6/2018	Bank of America NA	1.62%	iShares® U.S. Telecommunications ETF	45,302
999,947	11/6/2019	Bank of America NA	1.98%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(62,725)
1,298,212					(17,423)	—	15,039	(2,384)
241,970	11/13/2019	Citibank NA	2.05%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(9,385)	1,698	7,687	—
44,767	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(2,026)	—	—	(2,026)
364,727	11/13/2019	Deutsche Bank AG	1.85%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(13,539)	—	13,539	—
57,183	11/6/2018	Goldman Sachs International	2.25%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(5,038)	—	—	(5,038)
123,567	11/13/2019	Morgan Stanley & Co. International plc	1.68%	iShares® U.S. Telecommunications ETF	(5,188)
271,084	11/13/2019	Morgan Stanley & Co. International plc	1.23%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(11,015)
394,651					(16,203)	10,213	5,990	—
94,408	11/6/2019	Societe Generale	2.33%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(31,148)	—	—	(31,148)
504,705	11/6/2019	UBS AG	2.28%	Dow Jones U.S. Select TelecommunicationsSM Index[6]	(50,934)	—	50,934	—
3,000,623					(145,696)
				Total Appreciation	45,302
				Total Depreciation	(190,998)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA TELECOMMUNICATIONS LTL :: 99

Investments	Shares	Value
Common Stocks (a) — 88.3%
Electric Utilities — 50.7%
ALLETE, Inc.	722	$55,464
Alliant Energy Corp.	3,285	136,065
American Electric Power Co., Inc.	6,986	474,699
Duke Energy Corp.	9,942	767,125
Edison International	4,627	287,614
El Paso Electric Co.	578	33,871
Entergy Corp.	2,567	207,696
Eversource Energy	4,499	256,804
Exelon Corp.	13,704	567,208
FirstEnergy Corp.	6,348	218,498
Great Plains Energy, Inc.	3,063	103,958
Hawaiian Electric Industries, Inc.	1,546	53,074
IDACORP, Inc.	716	66,130
NextEra Energy, Inc.	6,679	1,107,445
PG&E Corp.	7,312	316,829
Pinnacle West Capital Corp.	1,588	126,421
PNM Resources, Inc.	1,131	45,183
Portland General Electric Co.	1,265	53,965
PPL Corp.	9,855	269,239
Southern Co. (The)	14,316	642,788
Westar Energy, Inc.	2,020	114,534
Xcel Energy, Inc.	7,214	328,381
		6,232,991
Gas Utilities — 5.3%
Atmos Energy Corp.	1,576	140,595
National Fuel Gas Co.	1,218	64,115
New Jersey Resources Corp.	1,244	55,233
ONE Gas, Inc.	742	55,687
South Jersey Industries, Inc.	1,190	39,413
Southwest Gas Holdings, Inc.	684	51,779
Spire, Inc.	687	48,949
UGI Corp.	2,457	124,005
WGL Holdings, Inc.	729	64,298
		644,074
Independent Power and Renewable Electricity Producers — 3.2%
AES Corp.	9,378	119,569
NRG Energy, Inc.	4,285	146,676
Vistra Energy Corp.*	5,255	128,905
		395,150
Multi-Utilities — 26.7%
Ameren Corp.	3,445	203,910
Avista Corp.	932	48,874
Black Hills Corp.	760	44,202
CenterPoint Energy, Inc.	6,121	159,942
CMS Energy Corp.	4,010	184,981
Consolidated Edison, Inc.	4,408	338,226
Dominion Energy, Inc.	9,251	593,822
Investments	Shares	Value
Common Stocks (a) (continued)
DTE Energy Co.	2,548	$260,992
MDU Resources Group, Inc.	2,773	77,089
NiSource, Inc.	4,791	121,212
NorthWestern Corp.	701	38,190
Public Service Enterprise Group, Inc.	7,168	379,761
SCANA Corp.	2,025	73,507
Sempra Energy	3,626	386,278
Vectren Corp.	1,179	83,308
WEC Energy Group, Inc.	4,480	282,912
		3,277,206
Water Utilities — 2.4%
American Water Works Co., Inc.	2,536	210,843
Aqua America, Inc.	2,524	87,583
		298,426
Total Common Stocks (Cost $11,319,343)		10,847,847
	Principal Amount
Short-Term Investments — 4.8%
Repurchase Agreements (b) — 4.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $585,152 (Cost $585,123)	$585,123	585,123
Total Investments — 93.1% (Cost $11,904,466)		11,432,970
Other assets less liabilities — 6.9%		853,423
Net Assets — 100.0%		$12,286,393

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $2,776,934.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$935,506
Aggregate gross unrealized depreciation	(956,062)
Net unrealized depreciation	$(20,556)
Federal income tax cost	$11,910,978

See accompanying notes to the financial statements.

100 :: UPW ULTRA UTILITIES :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

Ultra Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
928,511	1/6/2020	Bank of America NA	1.77%	iShares® U.S. Utilities ETF	5,066
1,266,939	1/6/2020	Bank of America NA	2.13%	Dow Jones U.S. UtilitiesSM Index[6]	54,538
2,195,450					59,604	—	—	59,604
616,354	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. UtilitiesSM Index[6]	(27,249)	—	27,249	—
292,870	11/13/2019	Morgan Stanley & Co. International plc	2.53%	Dow Jones U.S. UtilitiesSM Index[6]	(44,774)
935,745	11/6/2018	Morgan Stanley & Co. International plc	2.08%	iShares® U.S. Utilities ETF	111,623
1,228,615					66,849	—	—	66,849
2,260,550	1/6/2020	Societe Generale	2.33%	Dow Jones U.S. UtilitiesSM Index[6]	70,679	—	—	70,679
7,393,457	11/6/2018	UBS AG	2.28%	Dow Jones U.S. UtilitiesSM Index[6]	287,569	(287,569)	—	—
13,694,426					457,452
				Total Appreciation	529,475
				Total Depreciation	(72,023)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRA UTILITIES UPW :: 101

Investments	Shares	Value
Common Stocks (a) — 78.4%
Aerospace & Defense — 10.6%
Boeing Co. (The)	127,554	$44,919,417
United Technologies Corp.	127,554	15,921,290
		60,840,707
Banks — 2.4%
JPMorgan Chase & Co.	127,554	13,649,554
Beverages — 1.0%
Coca-Cola Co. (The)	127,554	5,484,822
Capital Markets — 5.0%
Goldman Sachs Group, Inc. (The)	127,554	28,811,898
Chemicals — 1.4%
DowDuPont, Inc.	127,554	8,177,487
Communications Equipment — 0.9%
Cisco Systems, Inc.	127,554	5,447,831
Consumer Finance — 2.2%
American Express Co.	127,554	12,538,558
Diversified Telecommunication Services — 1.1%
Verizon Communications, Inc.	127,554	6,080,499
Food & Staples Retailing — 1.8%
Walmart, Inc.	127,554	10,528,307
Health Care Providers & Services — 5.3%
UnitedHealth Group, Inc.	127,554	30,805,567
Hotels, Restaurants & Leisure — 3.5%
McDonald's Corp.	127,554	20,409,916
Household Products — 1.6%
Procter & Gamble Co. (The)	127,554	9,333,126
Industrial Conglomerates — 4.7%
3M Co.	127,554	25,157,476
General Electric Co.	127,554	1,795,960
		26,953,436
Insurance — 2.8%
Travelers Cos., Inc. (The)	127,554	16,393,240
IT Services — 6.0%
International Business Machines Corp.	127,554	18,024,656
Visa, Inc., Class A	127,554	16,673,859
		34,698,515
Investments	Shares	Value
Common Stocks (a) (continued)
Machinery — 3.4%
Caterpillar, Inc.	127,554	$19,376,728
Media — 2.2%
Walt Disney Co. (The)	127,554	12,687,796
Oil, Gas & Consumable Fuels — 4.5%
Chevron Corp.	127,554	15,854,962
Exxon Mobil Corp.	127,554	10,362,487
		26,217,449
Pharmaceuticals — 4.8%
Johnson & Johnson	127,554	15,258,009
Merck & Co., Inc.	127,554	7,593,290
Pfizer, Inc.	127,554	4,583,015
		27,434,314
Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	127,554	7,040,981
Software — 2.2%
Microsoft Corp.	127,554	12,607,437
Specialty Retail — 4.1%
Home Depot, Inc. (The)	127,554	23,795,199
Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	127,554	23,836,016
Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	127,554	9,158,377
Total Common Stocks (Cost $473,504,928)		452,307,760
	Principal Amount
Short-Term Investments — 14.0%
Repurchase Agreements (b) — 14.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $80,737,427 (Cost $80,733,488)	$80,733,488	80,733,488
Total Investments — 92.4% (Cost $554,238,416)		533,041,248
Other assets less liabilities — 7.6%		43,574,282
Net Assets — 100.0%		$576,615,530

See accompanying notes to the financial statements.

102 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $176,469,859.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,570,198
Aggregate gross unrealized depreciation	(54,294,214)
Net unrealized depreciation	$(7,724,016)
Federal income tax cost	$554,477,365

Futures Contracts Purchased

UltraPro Dow30SM had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	278	6/15/2018	USD	$33,934,070	$480,204

Swap Agreements1

UltraPro Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
138,545,489	11/6/2019	Bank of America NA	2.33%	Dow Jones Industrial AverageSM	(3,393,785)	3,391,242	2,543	—
211,973,310	11/6/2018	Citibank NA	2.27%	Dow Jones Industrial AverageSM	13,878,800	(13,878,800)	—	—
51,807,115	11/6/2018	Credit Suisse International	2.53%	Dow Jones Industrial AverageSM	7,294,491	—	(7,294,491)	—
2,129,182	11/6/2019	Deutsche Bank AG	2.20%	SPDR® Dow Jones Industrial AverageSM ETF Trust	81,105
22,727,834	12/10/2019	Deutsche Bank AG	2.40%	Dow Jones Industrial AverageSM	(6,171,702)
24,857,016					(6,090,597)	—	6,090,597	—
44,696,081	11/6/2019	Goldman Sachs International	2.25%	Dow Jones Industrial AverageSM	(4,998,533)	—	4,998,533	—
7,363	11/6/2019	Morgan Stanley & Co. International plc	2.31%	SPDR® Dow Jones Industrial AverageSM ETF Trust	290
469,905,696	11/6/2019	Morgan Stanley & Co. International plc	2.48%	Dow Jones Industrial AverageSM	11,732,438
469,913,059					11,732,728	(11,732,728)	—	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO DOW30SM UDOW :: 103

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
273,233,809	11/6/2019	Societe Generale	2.58%	Dow Jones Industrial AverageSM	5,244,823	(454,823)	(4,790,000)	—
28,608,413	11/6/2019	UBS AG	2.43%	Dow Jones Industrial AverageSM	(10,436,030)	10,235,200	200,830	—
1,243,634,292					13,231,897
				Total Appreciation	38,231,947
				Total Depreciation	(25,000,050)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

104 :: UDOW ULTRAPRO DOW30SM :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 84.2%
Banks — 37.2%
Bank of America Corp.	139,207	$4,042,571
BB&T Corp.	11,310	593,775
Citigroup, Inc.	37,396	2,493,939
Citizens Financial Group, Inc.	7,091	289,667
Comerica, Inc.	2,515	237,139
Fifth Third Bancorp	10,095	308,705
Huntington Bancshares, Inc.	16,040	238,515
JPMorgan Chase & Co.	49,937	5,343,758
KeyCorp	15,433	300,018
M&T Bank Corp.	2,185	375,995
People's United Financial, Inc.	5,050	92,971
PNC Financial Services Group, Inc. (The)	6,862	984,079
Regions Financial Corp.	16,334	297,932
SunTrust Banks, Inc.	6,815	460,081
SVB Financial Group*	770	240,340
US Bancorp	22,834	1,141,472
Wells Fargo & Co.	63,876	3,448,665
Zions Bancorp	2,860	156,757
		21,046,379
Capital Markets — 18.6%
Affiliated Managers Group, Inc.	792	126,134
Ameriprise Financial, Inc.	2,129	295,143
Bank of New York Mellon Corp. (The)	14,692	804,387
BlackRock, Inc.	1,800	961,614
Cboe Global Markets, Inc.	1,639	159,901
Charles Schwab Corp. (The)	17,436	969,790
CME Group, Inc.	4,952	806,681
E*TRADE Financial Corp.*	3,875	245,481
Franklin Resources, Inc.	4,736	158,988
Goldman Sachs Group, Inc. (The)	5,141	1,161,249
Intercontinental Exchange, Inc.	8,473	600,651
Invesco Ltd.	5,925	161,871
Jefferies Financial Services, Inc.	4,562	99,817
Moody's Corp.	2,418	412,438
Morgan Stanley	20,076	1,006,611
MSCI, Inc.	1,309	212,804
Nasdaq, Inc.	1,696	155,795
Northern Trust Corp.	3,096	317,402
Raymond James Financial, Inc.	1,886	182,112
S&P Global, Inc.	3,695	729,762
State Street Corp.	5,349	514,092
T. Rowe Price Group, Inc.	3,560	432,255
		10,514,978
Consumer Finance — 4.4%
American Express Co.	10,483	1,030,479
Capital One Financial Corp.	7,075	665,050
Discover Financial Services	5,162	381,265
Investments	Shares	Value
Common Stocks (a) (continued)
Navient Corp.	3,826	$52,837
Synchrony Financial	10,398	360,083
		2,489,714
Diversified Financial Services — 9.5%
Berkshire Hathaway, Inc., Class B*	28,005	5,363,798
Insurance — 14.5%
Aflac, Inc.	11,340	510,980
Allstate Corp. (The)	5,157	482,076
American International Group, Inc.	13,080	690,493
Aon plc	3,583	501,154
Arthur J Gallagher & Co.	2,639	174,913
Assurant, Inc.	764	71,319
Brighthouse Financial, Inc.*	1,395	65,718
Chubb Ltd.	6,754	882,680
Cincinnati Financial Corp.	2,172	150,672
Everest Re Group Ltd.	593	133,597
Hartford Financial Services Group, Inc. (The)	5,194	271,802
Lincoln National Corp.	3,176	210,537
Loews Corp.	3,924	191,766
Marsh & McLennan Cos., Inc.	7,386	593,613
MetLife, Inc.	15,083	693,667
Principal Financial Group, Inc.	3,920	218,736
Progressive Corp. (The)	8,473	526,089
Prudential Financial, Inc.	6,140	594,598
Torchmark Corp.	1,544	130,978
Travelers Cos., Inc. (The)	3,949	507,526
Unum Group	3,220	124,968
Willis Towers Watson plc	1,922	290,510
XL Group Ltd.	3,739	207,814
		8,226,206
Total Common Stocks (Cost $50,242,783)		47,641,075
	Principal Amount
Short-Term Investments — 12.6%
Repurchase Agreements (b) — 12.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $7,153,404 (Cost $7,153,055)	$7,153,055	7,153,055
Total Investments — 96.8% (Cost $57,395,838)		54,794,130
Other assets less liabilities — 3.2%		1,824,632
Net Assets — 100.0%		$56,618,762

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO FINANCIAL SELECT SECTOR FINU :: 105

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,848,560.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,895,647
Aggregate gross unrealized depreciation	(7,193,436)
Net unrealized depreciation	$(4,297,789)
Federal income tax cost	$57,409,868

Swap Agreements1

UltraPro Financial Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
492,222	11/6/2019	Bank of America NA	2.18%	S&P Financial Select Sector Index[6]	91,178	—	—	91,178
9,359,455	11/13/2019	Credit Suisse International	2.53%	S&P Financial Select Sector Index[6]	569,030	—	(435,000)	134,030
		Deutsche		S&P Financial Select
913,114	11/6/2019	Bank AG	2.40%	Sector Index[6]	(2,566,183)	—	2,566,183	—
		Goldman Sachs		S&P Financial Select
17,148,908	11/6/2018	International	2.25%	Sector Index[6]	1,143,771	(1,143,771)	—	—
10,056,052	11/13/2019	Morgan Stanley & Co. International plc	2.63%	S&P Financial Select Sector Index[6]	628,444	—	(628,444)	—
82,446,292	11/6/2019	Societe Generale	2.43%	S&P Financial Select Sector Index[6]	(52,055)	51,252	803	—
1,759,369	11/13/2019	UBS AG	2.28%	S&P Financial Select Sector Index[6]	(1,496,236)	1,466,161	30,075	—
122,175,412					(1,682,051)
				Total Appreciation	2,432,423
				Total Depreciation	(4,114,474)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

106 :: FINU ULTRAPRO FINANCIAL SELECT SECTOR :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 82.7%
Alleghany Corp. (Insurance)	0.4%	254	$144,922
American Financial Group, Inc. (Insurance)	0.4%	1,145	125,813
Atmos Energy Corp. (Gas Utilities)	0.5%	1,840	164,146
Broadridge Financial Solutions, Inc. (IT Services)	0.6%	1,934	223,280
Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	0.4%	1,537	135,256
CDK Global, Inc. (Software)	0.4%	2,099	135,071
Chemours Co. (The) (Chemicals)	0.4%	3,072	150,497
Cognex Corp. (Electronic Equipment, Instruments & Components)	0.4%	2,878	131,553
Copart, Inc.* (Commercial Services & Supplies)	0.5%	3,348	183,571
Domino's Pizza, Inc. (Hotels, Restaurants & Leisure)	0.5%	725	182,323
East West Bancorp, Inc. (Banks)	0.5%	2,398	166,613
FactSet Research Systems, Inc. (Capital Markets)	0.4%	648	130,254
Fortinet, Inc.* (Software)	0.4%	2,397	146,648
Graco, Inc. (Machinery)	0.4%	2,811	127,619
Great Plains Energy, Inc. (Electric Utilities)	0.3%	3,577	121,403
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	0.6%	2,942	227,064
IDEX Corp. (Machinery)	0.5%	1,271	176,262
Ingredion, Inc. (Food Products)	0.4%	1,197	133,334
Jack Henry & Associates, Inc. (IT Services)	0.4%	1,281	160,202
Jones Lang LaSalle, Inc. (Real Estate Management & Development)	0.3%	753	123,311
Keysight Technologies, Inc.* (Electronic Equipment, Instruments & Components)	0.5%	3,152	185,148
Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	0.3%	1,637	124,658
Lamb Weston Holdings, Inc. (Food Products)	0.4%	2,424	154,530
Leidos Holdings, Inc. (IT Services)	0.4%	2,362	141,862
Lennox International, Inc. (Building Products)	0.4%	624	126,865
MarketAxess Holdings, Inc. (Capital Markets)	0.4%	624	133,318
NVR, Inc.* (Household Durables)	0.5%	56	167,470
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
OGE Energy Corp. (Electric Utilities)	0.3%	3,312	$115,986
Old Dominion Freight Line, Inc. (Road & Rail)	0.5%	1,135	177,014
Orbital ATK, Inc. (Aerospace & Defense)	0.4%	960	128,371
PTC, Inc.* (Software)	0.5%	1,929	166,357
Reinsurance Group of America, Inc. (Insurance)	0.4%	1,070	159,901
SEI Investments Co. (Capital Markets)	0.4%	2,165	138,084
Steel Dynamics, Inc. (Metals & Mining)	0.5%	3,915	193,518
STERIS plc (Health Care Equipment & Supplies)	0.4%	1,407	146,103
Teledyne Technologies, Inc.* (Aerospace & Defense)	0.3%	593	119,466
Teleflex, Inc. (Health Care Equipment & Supplies)	0.6%	747	199,568
Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	0.3%	3,241	122,866
Trimble, Inc.* (Electronic Equipment, Instruments & Components)	0.4%	4,119	136,174
Tyler Technologies, Inc.* (Software)	0.4%	586	135,729
UGI Corp. (Gas Utilities)	0.4%	2,870	144,849
Ultimate Software Group, Inc. (The)* (Software)	0.4%	483	126,618
Wabtec Corp. (Machinery)	0.4%	1,418	138,269
WellCare Health Plans, Inc.* (Health Care Providers & Services)	0.4%	739	163,814
Westar Energy, Inc. (Electric Utilities)	0.4%	2,359	133,755
WEX, Inc.* (IT Services)	0.3%	664	116,738
WPX Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.3%	6,606	120,295
WR Berkley Corp. (Insurance)	0.3%	1,592	121,740
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	0.5%	1,654	179,360
Zebra Technologies Corp., Class A* (Electronic Equipment, Instruments & Components)	0.4%	884	135,703
Other Common Stocks	61.9%	594,918	22,125,711
Total Common Stocks (Cost $31,487,255)			29,568,982

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO MIDCAP400 UMDD :: 107

	Principal Amount	Value
Short-Term Investments — 7.1%
Repurchase Agreements (b) — 7.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,528,665 (Cost $2,528,542)	$2,528,542	$2,528,542
Total Investments — 89.8% (Cost $ 34,015,797)		32,097,524
Other assets less liabilities — 10.2%		3,656,666
Net Assets — 100.0%		$35,754,190

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,721,697.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,050,292
Aggregate gross unrealized depreciation	(3,467,552)
Net unrealized appreciation	$582,740
Federal income tax cost	$34,047,487

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	9	6/15/2018	USD	$1,751,850	$82,331

Swap Agreements1

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[5] ($)
2,008,019	11/6/2019	Bank of America NA	2.33%	S&P MidCap 400®	(787,491)	752,255	35,236	—
43,932,443	11/6/2019	BNP Paribas SA	2.33%	S&P MidCap 400®	1,713,305	(1,712,094)	—	1,211
6,305,185	11/6/2019	Citibank NA	2.15%	S&P MidCap 400®	347,174	(312,859)	—	34,315
1,985,567	12/10/2019	Credit Suisse International	2.38%	S&P MidCap 400®	396,823	—	(320,000)	76,823
3,756,559	11/6/2019	Goldman Sachs International	1.95%	SPDR® S&P MidCap 400® ETF Trust	192,063
5,449,062	11/6/2019	Goldman Sachs International	2.20%	S&P MidCap 400®	15,758
9,205,621					207,821	(207,821)	—	—

See accompanying notes to the financial statements.

108 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount[5] ($)
3,076,113	11/6/2019	Morgan Stanley & Co. International plc	2.23%	S&P MidCap 400®	342,753	(339,000)	—	3,753
2,992,469	11/6/2019	Societe Generale	2.23%	S&P MidCap 400®	161,350	—	—	161,350
6,436,215	11/6/2019	UBS AG	2.38%	S&P MidCap 400®	68,637	—	—	68,637
75,941,632					2,450,372
				Total Appreciation	3,237,863
				Total Depreciation	(787,491)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

UltraPro MidCap400 invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	1.2%
Airlines	0.3%
Auto Components	0.7%
Automobiles	0.2%
Banks	6.9%
Beverages	0.1%
Biotechnology	0.2%
Building Products	0.3%
Capital Markets	2.6%
Chemicals	2.3%
Commercial Services & Supplies	1.7%
Communications Equipment	1.0%
Construction & Engineering	1.0%
Construction Materials	0.2%
Consumer Finance	0.2%
Containers & Packaging	1.0%
Distributors	0.3%
Diversified Consumer Services	0.7%
Electric Utilities	1.8%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	3.7%
Energy Equipment & Services	1.7%
Equity Real Estate Investment Trusts (REITs)	7.2%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO MIDCAP400 UMDD :: 109

Food & Staples Retailing	0.4%
Food Products	1.7%
Gas Utilities	1.8%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	1.6%
Health Care Technology	0.3%
Hotels, Restaurants & Leisure	3.0%
Household Durables	1.3%
Household Products	0.2%
Industrial Conglomerates	0.3%
Insurance	3.6%
Internet Software & Services	0.5%
IT Services	3.0%
Leisure Products	0.6%
Life Sciences Tools & Services	1.1%
Machinery	4.1%
Marine	0.2%
Media	1.2%
Metals & Mining	2.0%
Multiline Retail	0.2%
Multi-Utilities	0.8%
Oil, Gas & Consumable Fuels	3.0%
Paper & Forest Products	0.3%
Personal Products	0.3%
Pharmaceuticals	0.5%
Professional Services	0.5%
Real Estate Management & Development	0.3%
Road & Rail	1.6%
Semiconductors & Semiconductor Equipment	2.4%
Software	2.9%
Specialty Retail	1.7%
Technology Hardware, Storage & Peripherals	0.2%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	0.5%
Trading Companies & Distributors	0.7%
Water Utilities	0.3%
Wireless Telecommunication Services	0.1%
Other[1]	17.3%
100.0%

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

110 :: UMDD ULTRAPRO MIDCAP400 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) — 78.6%
Biotechnology — 63.6%
ACADIA Pharmaceuticals, Inc.*	4,917	$88,998
Acceleron Pharma, Inc.*	1,791	63,652
Achaogen, Inc.*	1,764	21,874
Achillion Pharmaceuticals, Inc.*	5,437	18,431
Acorda Therapeutics, Inc.*	1,843	48,379
Adamas Pharmaceuticals, Inc.*	1,057	30,273
Adaptimmune Therapeutics plc, ADR*	2,558	33,868
Aduro Biotech, Inc.*	3,048	26,822
Agios Pharmaceuticals, Inc.*	2,260	211,310
Aimmune Therapeutics, Inc.*	2,232	73,857
Akebia Therapeutics, Inc.*	2,242	22,016
Alder Biopharmaceuticals, Inc.*	2,676	46,696
Alexion Pharmaceuticals, Inc.*	8,742	1,015,208
Alkermes plc*	6,157	290,610
Alnylam Pharmaceuticals, Inc.*	3,937	391,613
AMAG Pharmaceuticals, Inc.*	1,396	34,132
Amarin Corp. plc, ADR*	10,609	35,116
Amgen, Inc.	12,656	2,273,271
Amicus Therapeutics, Inc.*	7,319	123,691
AnaptysBio, Inc.*	928	72,198
Arbutus Biopharma Corp.*	2,171	12,700
Ardelyx, Inc.*	1,875	7,453
Arena Pharmaceuticals, Inc.*	1,939	88,651
Array BioPharma, Inc.*	8,188	133,874
Arrowhead Pharmaceuticals, Inc.*	3,423	36,695
Ascendis Pharma A/S, ADR*	1,481	106,662
Atara Biotherapeutics, Inc.*	1,725	85,905
Athenex, Inc.*	2,457	39,361
Audentes Therapeutics, Inc.*	1,404	53,212
Aurinia Pharmaceuticals, Inc.*	3,314	19,321
Axovant Sciences Ltd.*	4,251	7,184
BeiGene Ltd., ADR*	1,457	291,575
Bellicum Pharmaceuticals, Inc.*	1,640	13,251
BioCryst Pharmaceuticals, Inc.*	3,881	24,955
Biogen, Inc.*	8,048	2,365,790
BioMarin Pharmaceutical, Inc.*	6,944	627,321
Bluebird Bio, Inc.*	1,971	352,908
Blueprint Medicines Corp.*	1,723	144,870
Calithera Biosciences, Inc.*	1,398	7,200
Calyxt, Inc.*	1,247	23,531
Cara Therapeutics, Inc.*	1,286	20,113
Celgene Corp.*	26,697	2,100,520
Celldex Therapeutics, Inc.*	5,362	3,111
Cellectis SA, ADR*	391	11,707
ChemoCentryx, Inc.*	1,923	24,961
Chimerix, Inc.*	1,859	8,496
China Biologic Products Holdings, Inc.*	1,307	113,787
Clovis Oncology, Inc.*	1,994	93,638
Coherus Biosciences, Inc.*	2,615	40,794
Investments	Shares	Value
Common Stocks (a) (continued)
Concert Pharmaceuticals, Inc.*	898	$18,346
Corbus Pharmaceuticals Holdings, Inc.*	2,192	13,590
Corvus Pharmaceuticals, Inc.*	1,151	15,803
CRISPR Therapeutics AG*	1,814	125,003
Curis, Inc.*	1,293	3,595
Cytokinetics, Inc.*	2,124	19,116
CytomX Therapeutics, Inc.*	1,516	38,916
DBV Technologies SA, ADR*	1,045	23,513
Eagle Pharmaceuticals, Inc.*	586	39,502
Editas Medicine, Inc.*	1,846	70,739
Enanta Pharmaceuticals, Inc.*	755	75,341
Epizyme, Inc.*	2,732	47,673
Esperion Therapeutics, Inc.*	1,045	40,222
Exelixis, Inc.*	11,684	242,209
FibroGen, Inc.*	3,259	175,660
Five Prime Therapeutics, Inc.*	1,375	24,145
Flexion Therapeutics, Inc.*	1,480	40,123
Foundation Medicine, Inc.*	1,441	142,875
G1 Therapeutics, Inc.*	1,284	55,610
Galapagos NV, ADR*	423	43,074
Genomic Health, Inc.*	1,371	54,730
Geron Corp.*	6,279	25,430
Gilead Sciences, Inc.	29,541	1,991,063
Global Blood Therapeutics, Inc.*	2,043	98,370
GlycoMimetics, Inc.*	1,631	29,146
Grifols SA, ADR	5,755	125,632
Halozyme Therapeutics, Inc.*	5,641	103,794
ImmunoGen, Inc.*	5,216	59,775
Immunomedics, Inc.*	6,538	144,228
Incyte Corp.*	8,346	569,781
Inovio Pharmaceuticals, Inc.*	3,560	16,946
Insmed, Inc.*	3,021	84,165
Insys Therapeutics, Inc.*	2,891	18,849
Intellia Therapeutics, Inc.*	1,669	45,230
Intercept Pharmaceuticals, Inc.*	1,099	77,161
Ionis Pharmaceuticals, Inc.*	4,946	230,731
Iovance Biotherapeutics, Inc.*	3,456	50,458
Ironwood Pharmaceuticals, Inc.*	5,398	100,295
Jounce Therapeutics, Inc.*	1,271	14,299
Karyopharm Therapeutics, Inc.*	2,372	44,072
Kura Oncology, Inc.*	1,316	21,911
Lexicon Pharmaceuticals, Inc.*	4,164	48,302
Ligand Pharmaceuticals, Inc.*	832	159,935
Loxo Oncology, Inc.*	1,181	209,427
MacroGenics, Inc.*	1,660	37,732
MannKind Corp.*	5,402	10,804
Mersana Therapeutics, Inc.*	897	18,774
Minerva Neurosciences, Inc.*	1,526	13,429
Momenta Pharmaceuticals, Inc.*	3,031	71,532
Myriad Genetics, Inc.*	2,754	100,549
NantKwest, Inc.*	3,132	11,463

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO NASDAQ BIOTECHNOLOGY UBIO :: 111

Investments	Shares	Value
Common Stocks (a) (continued)
Neurocrine Biosciences, Inc.*	3,521	$338,931
NewLink Genetics Corp.*	1,462	7,690
Novavax, Inc.*	15,047	24,527
OPKO Health, Inc.*	22,058	85,585
PDL BioPharma, Inc.*	6,087	16,252
Portola Pharmaceuticals, Inc.*	2,572	103,266
Progenics Pharmaceuticals, Inc.*	2,770	21,052
Prothena Corp. plc*	1,520	20,505
PTC Therapeutics, Inc.*	1,807	61,257
Puma Biotechnology, Inc.*	1,479	78,313
Ra Pharmaceuticals, Inc.*	1,223	8,439
Radius Health, Inc.*	1,758	50,103
Regeneron Pharmaceuticals, Inc.*	3,629	1,089,861
REGENXBIO, Inc.*	1,228	66,558
Repligen Corp.*	1,719	75,086
Retrophin, Inc.*	1,565	43,836
Rigel Pharmaceuticals, Inc.*	6,408	20,826
Sage Therapeutics, Inc.*	1,806	275,758
Sangamo Therapeutics, Inc.*	3,991	65,652
Sarepta Therapeutics, Inc.*	2,550	239,318
Savara, Inc.*	1,202	12,164
Seattle Genetics, Inc.*	6,228	376,732
Seres Therapeutics, Inc.*	1,598	12,864
Shire plc, ADR	2,764	453,959
Spark Therapeutics, Inc.*	1,468	117,132
Spectrum Pharmaceuticals, Inc.*	3,970	76,581
Strongbridge Biopharma plc*	1,781	11,577
Syndax Pharmaceuticals, Inc.*	963	8,407
Synergy Pharmaceuticals, Inc.*	9,726	15,464
TESARO, Inc.*	2,152	98,497
Tocagen, Inc.*	781	7,326
Ultragenyx Pharmaceutical, Inc.*	1,956	143,179
uniQure NV*	1,426	49,967
United Therapeutics Corp.*	1,705	181,719
Vanda Pharmaceuticals, Inc.*	2,022	35,587
Veracyte, Inc.*	1,352	10,343
Vertex Pharmaceuticals, Inc.*	9,831	1,513,974
Vital Therapies, Inc.*	1,664	8,486
Voyager Therapeutics, Inc.*	1,267	25,175
Xencor, Inc.*	2,193	87,742
		23,564,319
Health Care Equipment & Supplies — 0.4%
Cerus Corp.*	4,979	32,811
Novocure Ltd.*	3,544	111,459
		144,270
Health Care Providers & Services — 0.0% (b)
PetIQ, Inc.*	606	11,605
Health Care Technology — 0.1%
NantHealth, Inc.*	4,272	14,610
Investments	Shares	Value
Common Stocks (a) (continued)
Life Sciences Tools & Services — 5.8%
Bio-Techne Corp.	1,478	$222,173
Illumina, Inc.*	5,100	1,389,444
Luminex Corp.	1,739	49,248
Medpace Holdings, Inc.*	1,399	58,982
NanoString Technologies, Inc.*	1,001	12,903
Pacific Biosciences of California, Inc.*	5,153	13,037
PRA Health Sciences, Inc.*	2,514	213,439
Syneos Health, Inc.*	4,124	177,332
		2,136,558
Pharmaceuticals — 8.7%
Aclaris Therapeutics, Inc.*	1,216	21,973
Aerie Pharmaceuticals, Inc.*	1,498	76,847
Akcea Therapeutics, Inc.*	3,367	81,616
Amphastar Pharmaceuticals, Inc.*	1,812	28,630
ANI Pharmaceuticals, Inc.*	460	29,113
Aratana Therapeutics, Inc.*	1,696	8,650
Avadel Pharmaceuticals plc, ADR*	1,625	11,342
Collegium Pharmaceutical, Inc.*	1,284	29,044
Corium International, Inc.*	1,425	12,169
Depomed, Inc.*	2,485	15,457
Dermira, Inc.*	1,648	14,305
Dova Pharmaceuticals, Inc.*	1,111	24,431
Endo International plc*	8,806	55,390
Endocyte, Inc.*	2,610	35,679
Foamix Pharmaceuticals Ltd.*	1,480	7,755
GW Pharmaceuticals plc, ADR*	1,045	168,235
Horizon Pharma plc*	6,490	105,787
Innoviva, Inc.*	4,016	59,397
Intra-Cellular Therapies, Inc.*	2,152	50,099
Jazz Pharmaceuticals plc*	2,357	398,333
Kala Pharmaceuticals, Inc.*	967	14,737
Marinus Pharmaceuticals, Inc.*	1,594	9,962
Medicines Co. (The)*	2,875	97,348
Mylan NV*	21,154	813,583
MyoKardia, Inc.*	1,409	67,068
Nabriva Therapeutics plc*	1,447	6,468
Nektar Therapeutics*	6,209	498,396
Neos Therapeutics, Inc.*	1,144	7,722
Omeros Corp.*	1,893	38,655
Pacira Pharmaceuticals, Inc.*	1,606	55,005
Paratek Pharmaceuticals, Inc.*	1,232	12,874
Reata Pharmaceuticals, Inc., Class A*	783	27,789
Revance Therapeutics, Inc.*	1,439	40,148
Sienna Biopharmaceuticals, Inc.*	810	12,142
Supernus Pharmaceuticals, Inc.*	2,022	113,940
Teligent, Inc.*	2,105	5,873
Tetraphase Pharmaceuticals, Inc.*	2,035	7,591
TherapeuticsMD, Inc.*	8,535	50,442
See accompanying notes to the financial statements.

112 :: UBIO ULTRAPRO NASDAQ BIOTECHNOLOGY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Theravance Biopharma, Inc.*	2,144	$52,185
Zogenix, Inc.*	1,351	57,485
		3,223,665
Total Common Stocks (Cost $33,067,816)		29,095,027
	Principal Amount
Short-Term Investments — 19.0%
Repurchase Agreements (c) — 19.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $7,047,970 (Cost $7,047,626)	$7,047,626	7,047,626
Total Investments — 97.6% (Cost $40,115,442)		36,142,653
Other assets less liabilities — 2.4%		906,652
Net Assets — 100.0%		$37,049,305

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $14,668,350.

(b)  Represents less than 0.05% of net assets.

(c)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,974,510
Aggregate gross unrealized depreciation	(8,033,104)
Net unrealized depreciation	$(4,058,594)
Federal income tax cost	$40,731,387

Swap Agreements1

UltraPro Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
26,930,255	11/6/2018	Bank of America NA	2.00%	NASDAQ Biotechnology Index®	(1,643,225)	1,583,040	60,185	—
1,909,547	11/6/2018	Goldman Sachs International	2.25%	NASDAQ Biotechnology Index®	(75,947)	72,162	3,785	—
10,165,325	11/6/2019	Societe Generale	2.43%	NASDAQ Biotechnology Index®	1,524,378	(1,491,828)	—	32,550
43,050,744	11/6/2018	UBS AG	1.93%	NASDAQ Biotechnology Index®	724,934	—	—	724,934
82,055,871					530,140
				Total Appreciation	2,249,312
				Total Depreciation	(1,719,172)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO NASDAQ BIOTECHNOLOGY UBIO :: 113

Investments	Shares	Value
Common Stocks (a) — 76.1%
Airlines — 0.2%
American Airlines Group, Inc.	156,328	$6,806,521
Automobiles — 0.5%
Tesla, Inc.*	55,812	15,891,351
Beverages — 0.3%
Monster Beverage Corp.*	186,338	9,533,052
Biotechnology — 4.6%
Alexion Pharmaceuticals, Inc.*	73,250	8,506,523
Amgen, Inc.	238,070	42,762,133
Biogen, Inc.*	69,913	20,551,625
BioMarin Pharmaceutical, Inc.*	58,169	5,254,987
Celgene Corp.*	248,516	19,553,239
Gilead Sciences, Inc.	432,809	29,171,327
Incyte Corp.*	69,948	4,775,350
Regeneron Pharmaceuticals, Inc.*	34,950	10,496,184
Shire plc, ADR	23,158	3,803,470
Vertex Pharmaceuticals, Inc.*	83,889	12,918,906
		157,793,744
Commercial Services & Supplies — 0.2%
Cintas Corp.	35,193	6,413,924
Communications Equipment — 2.0%
Cisco Systems, Inc.	1,591,724	67,982,532
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	145,089	28,762,444
Walgreens Boots Alliance, Inc.	327,316	20,421,245
		49,183,689
Food Products — 1.2%
Kraft Heinz Co. (The)	402,694	23,146,851
Mondelez International, Inc., Class A	491,424	19,298,221
		42,445,072
Health Care Equipment & Supplies — 1.1%
Align Technology, Inc.*	26,477	8,789,040
DENTSPLY SIRONA, Inc.	75,886	3,324,566
Hologic, Inc.*	91,364	3,461,782
IDEXX Laboratories, Inc.*	28,791	5,994,574
Intuitive Surgical, Inc.*	37,101	17,054,217
		38,624,179
Health Care Providers & Services — 0.5%
Express Scripts Holding Co.*	186,458	14,135,381
Henry Schein, Inc.*	50,783	3,514,184
		17,649,565
Investments	Shares	Value
Common Stocks (a) (continued)
Health Care Technology — 0.2%
Cerner Corp.*	109,902	$6,558,951
Hotels, Restaurants & Leisure — 1.4%
Marriott International, Inc., Class A	118,096	15,985,475
Starbucks Corp.	464,411	26,318,171
Wynn Resorts Ltd.	34,037	6,671,592
		48,975,238
Internet & Direct Marketing Retail — 10.8%
Amazon.com, Inc.*	159,958	260,670,756
Booking Holdings, Inc.*	15,949	33,635,165
Ctrip.com International Ltd., ADR*	152,715	6,885,919
Expedia Group, Inc.	45,934	5,559,392
JD.com, Inc., ADR*	304,723	10,720,155
Netflix, Inc.*	143,363	50,406,431
Qurate Retail, Inc.*	148,464	3,018,273
		370,896,091
Internet Software & Services — 12.5%
Alphabet, Inc., Class A*	98,621	108,483,100
Alphabet, Inc., Class C*	115,601	125,425,929
Baidu, Inc., ADR*	92,763	22,500,593
eBay, Inc.*	334,396	12,613,417
Facebook, Inc., Class A*	791,636	151,819,952
MercadoLibre, Inc.	14,596	4,244,955
NetEase, Inc., ADR	24,825	5,668,044
		430,755,990
IT Services — 2.4%
Automatic Data Processing, Inc.	146,454	19,041,949
Cognizant Technology Solutions Corp., Class A	194,302	14,640,656
Fiserv, Inc.*	136,546	9,913,239
Paychex, Inc.	118,669	7,782,313
PayPal Holdings, Inc.*	396,557	32,545,433
		83,923,590
Leisure Products — 0.1%
Hasbro, Inc.	41,032	3,559,526
Life Sciences Tools & Services — 0.4%
Illumina, Inc.*	48,571	13,232,683
Machinery — 0.2%
PACCAR, Inc.	116,299	7,237,287
Media — 3.2%
Charter Communications, Inc., Class A*	78,804	20,570,996
Comcast Corp., Class A	1,531,450	47,750,611
DISH Network Corp., Class A*	75,346	2,226,474

See accompanying notes to the financial statements.

114 :: TQQQ ULTRAPRO QQQ® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Shares	Value
Common Stocks (a) (continued)
Liberty Global plc, Class A*	72,602	$2,069,883
Liberty Global plc, Class C*	191,105	5,289,786
Sirius XM Holdings, Inc.	1,484,134	10,537,352
Twenty-First Century Fox, Inc., Class A	348,249	13,424,999
Twenty-First Century Fox, Inc., Class B	263,837	10,070,658
		111,940,759
Multiline Retail — 0.2%
Dollar Tree, Inc.*	78,346	6,470,596
Pharmaceuticals — 0.2%
Mylan NV*	177,247	6,816,920
Professional Services — 0.2%
Verisk Analytics, Inc.*	54,524	5,792,630
Road & Rail — 0.7%
CSX Corp.	293,148	18,952,018
JB Hunt Transport Services, Inc.	36,266	4,645,675
		23,597,693
Semiconductors & Semiconductor Equipment — 9.6%
Analog Devices, Inc.	122,195	11,874,910
Applied Materials, Inc.	347,145	17,628,023
ASML Holding NV (Registered), NYRS	24,412	4,800,620
Broadcom, Inc.	135,646	34,192,287
Intel Corp.	1,542,326	85,136,395
KLA-Tencor Corp.	51,751	5,859,766
Lam Research Corp.	53,837	10,669,417
Maxim Integrated Products, Inc.	92,911	5,449,230
Microchip Technology, Inc.	77,438	7,540,912
Micron Technology, Inc.*	382,056	22,002,605
NVIDIA Corp.	199,899	50,412,529
QUALCOMM, Inc.	489,118	28,427,538
Skyworks Solutions, Inc.	60,298	5,945,986
Texas Instruments, Inc.	325,053	36,376,681
Xilinx, Inc.	84,196	5,734,590
		332,051,489
Software — 11.2%
Activision Blizzard, Inc.	250,660	17,774,301
Adobe Systems, Inc.*	162,410	40,485,565
Autodesk, Inc.*	72,778	9,395,640
CA, Inc.	137,740	4,922,828
Cadence Design Systems, Inc.*	93,456	3,967,207
Check Point Software Technologies Ltd.*	53,993	5,256,758
Citrix Systems, Inc.*	44,981	4,750,893
Electronic Arts, Inc.*	101,354	13,268,252
Intuit, Inc.	84,627	17,060,803
Microsoft Corp.	2,544,051	251,454,001
Symantec Corp.	205,353	4,267,235
Investments	Shares	Value
Common Stocks (a) (continued)
Synopsys, Inc.*	49,137	$4,327,495
Take-Two Interactive Software, Inc.*	37,796	4,236,176
Workday, Inc., Class A*	45,259	5,927,119
		387,094,273
Specialty Retail — 0.6%
O'Reilly Automotive, Inc.*	27,655	7,450,533
Ross Stores, Inc.	126,243	9,958,048
Ulta Beauty, Inc.*	20,166	4,979,187
		22,387,768
Technology Hardware, Storage & Peripherals — 9.5%
Apple, Inc.	1,676,469	313,281,762
Seagate Technology plc	94,102	5,302,648
Western Digital Corp.	98,316	8,210,369
		326,794,779
Trading Companies & Distributors — 0.1%
Fastenal Co.	95,033	5,058,607
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc.*	282,289	15,723,497
Vodafone Group plc, ADR	156,937	4,069,377
		19,792,874
Total Common Stocks (Cost $2,611,751,245)		2,625,261,373
	Principal Amount
Short-Term Investments — 7.4%
Repurchase Agreements (b) — 7.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $256,258,554 (Cost $256,246,054)	$256,246,054	256,246,054
Total Investments — 83.5% (Cost $2,867,997,299)		2,881,507,427
Other assets less liabilities — 16.5%		567,450,451
Net Assets — 100.0%		$3,448,957,878

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $682,583,648.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

ADR  American Depositary Receipt

NYRS  New York Registry Shares

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO QQQ® TQQQ :: 115

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$705,117,571
Aggregate gross unrealized depreciation	(149,442,508)
Net unrealized appreciation	$555,675,063
Federal income tax cost	$2,870,414,966

Futures Contracts Purchased

UltraPro QQQ® had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
NASDAQ 100 E-Mini Index	2,439	6/15/2018	USD	$340,289,280	$13,318,806

Swap Agreements1

UltraPro QQQ® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
109,142,434	11/6/2019	Bank of America NA	2.33%	NASDAQ-100 Index®	12,778,121	(12,778,121)	—	—
47,699,766	11/6/2019	Citibank NA	2.27%	NASDAQ-100 Index®	(10,888,256)	10,672,886	215,370	—
234,886,669	11/6/2019	Credit Suisse International	2.53%	NASDAQ-100 Index®	37,418,233	—	(37,418,233)	—
705,023,502	11/6/2019	Deutsche Bank AG	2.35%	NASDAQ-100 Index®	193,428,782	—	(193,428,782)	—
757,878	11/6/2018	Goldman Sachs International	2.05%	PowerShares QQQ TrustSM, Series 1	380,278
87,072,074	11/6/2019	Goldman Sachs International	2.30%	NASDAQ-100 Index®	(16,881,611)
87,829,952					(16,501,333)	—	16,501,333	—
21,236,223	11/6/2019	Morgan Stanley & Co. International plc	2.33%	PowerShares QQQ TrustSM, Series 1	3,627,093
88,964,784	11/6/2019	Morgan Stanley & Co. International plc	2.53%	NASDAQ-100 Index®	15,053,458
110,201,007					18,680,551	(18,680,551)	—	—
2,831,368,932	11/6/2019	Societe Generale	2.58%	NASDAQ-100 Index®	133,567,813	(61,217,813)	(72,350,000)	—
3,255,195,086	11/6/2019	UBS AG	2.43%	NASDAQ-100 Index®	162,779,885	(135,575,995)	(27,203,890)	—
7,381,347,348					531,263,796
				Total Appreciation	559,033,663
				Total Depreciation	(27,769,867)

See accompanying notes to the financial statements.

116 :: TQQQ ULTRAPRO QQQ® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO QQQ® TQQQ :: 117

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 65.2%
2U, Inc.* (Internet Software & Services)	0.1%	2,154	$204,199
Aspen Technology, Inc.* (Software)	0.2%	3,274	305,333
Blackbaud, Inc. (Software)	0.1%	2,134	208,001
Bluebird Bio, Inc.* (Biotechnology)	0.3%	2,191	392,299
Catalent, Inc.* (Pharmaceuticals)	0.2%	5,988	235,089
Chemed Corp. (Health Care Providers & Services)	0.2%	705	229,830
Cree, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	4,374	203,916
Curtiss-Wright Corp. (Aerospace & Defense)	0.2%	1,981	252,082
Delek US Energy, Inc.* (Oil, Gas & Consumable Fuels)	0.1%	3,581	199,743
EMCOR Group, Inc. (Construction & Engineering)	0.1%	2,639	200,379
Encompass Health Corp. (Health Care Providers & Services)	0.2%	4,408	285,418
Entegris, Inc. (Semiconductors & Semiconductor Equipment)	0.1%	6,361	223,271
EPAM Systems, Inc.* (IT Services)	0.2%	2,230	274,691
Exact Sciences Corp.* (Biotechnology)	0.2%	5,264	313,419
Fair Isaac Corp.* (Software)	0.2%	1,335	245,680
Gramercy Property Trust (Equity Real Estate Investment Trusts (REITs))	0.1%	7,167	197,594
Grand Canyon Education, Inc.* (Diversified Consumer Services)	0.2%	2,101	233,421
GrubHub, Inc.* (Internet Software & Services)	0.3%	3,846	412,330
Haemonetics Corp.* (Health Care Equipment & Supplies)	0.1%	2,412	217,924
Hancock Whitney Corp. (Banks)	0.1%	3,773	189,593
HubSpot, Inc.* (Software)	0.1%	1,561	189,193
ICU Medical, Inc.* (Health Care Equipment & Supplies)	0.1%	686	199,660
IDACORP, Inc. (Electric Utilities)	0.1%	2,264	209,103
Insulet Corp.* (Health Care Equipment & Supplies)	0.2%	2,602	244,042
Integrated Device Technology, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	6,000	199,440
Knight-Swift Transportation Holdings, Inc. (Road & Rail)	0.2%	5,619	228,581
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Littelfuse, Inc. (Electronic Equipment, Instruments & Components)	0.2%	1,082	$234,848
LivaNova plc* (Health Care Equipment & Supplies)	0.1%	2,174	204,465
Louisiana-Pacific Corp. (Paper & Forest Products)	0.1%	6,512	190,020
Masimo Corp.* (Health Care Equipment & Supplies)	0.1%	2,008	198,892
Medidata Solutions, Inc.* (Health Care Technology)	0.1%	2,525	194,829
MKS Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	2,415	270,963
Monolithic Power Systems, Inc. (Semiconductors & Semiconductor Equipment)	0.2%	1,786	235,413
Nektar Therapeutics* (Pharmaceuticals)	0.4%	6,734	540,538
Nutanix, Inc., Class A* (Internet Software & Services)	0.2%	4,914	262,653
Paycom Software, Inc.* (Software)	0.2%	2,207	232,772
Penumbra, Inc.* (Health Care Equipment & Supplies)	0.1%	1,312	211,101
PRA Health Sciences, Inc.* (Life Sciences Tools & Services)	0.1%	2,220	188,478
Primerica, Inc. (Insurance)	0.1%	1,983	195,028
Proofpoint, Inc.* (Software)	0.1%	1,955	228,520
RingCentral, Inc., Class A* (Software)	0.1%	2,913	220,660
Sage Therapeutics, Inc.* (Biotechnology)	0.2%	1,886	287,973
Sarepta Therapeutics, Inc.* (Biotechnology)	0.2%	2,736	256,774
Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	0.1%	1,878	198,317
Sterling Bancorp (Banks)	0.2%	9,548	234,404
Texas Capital Bancshares, Inc.* (Banks)	0.1%	2,231	214,957
Umpqua Holdings Corp. (Banks)	0.2%	9,920	233,517
WGL Holdings, Inc. (Gas Utilities)	0.1%	2,294	202,331
Wintrust Financial Corp. (Banks)	0.2%	2,483	228,709
Zendesk, Inc.* (Software)	0.2%	4,463	249,437
Other Common Stocks	57.3%	3,693,821	87,559,365
Total Common Stocks (Cost $105,810,389)			99,569,195

See accompanying notes to the financial statements.

118 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	No. of Rights	Value
Rights — 0.0% (b)
Dyax Corp., CVR*(c)(d)	0.0%	4,673	$5,187
Omthera Pharmaceuticals, Inc., CVR*(c)(d)	0.0%	363	—
Tobira Therapeutics, Inc., CVR*(c)(d)	0.0%	218	—
Total Rights (Cost $—)			5,187
		Principal Amount
Short-Term Investments — 12.2%
Repurchase Agreements (e) — 12.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $18,691,407 (Cost $18,690,494)		$18,690,494	18,690,494
Total Investments — 77.4% (Cost $124,500,883)			118,264,876
Other assets less liabilities — 22.6%			34,434,243
Net Assets — 100.0%			$152,699,119

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $45,904,675.

(b)  Represents less than 0.05% of net assets.

(c)  Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $5,187, which represents approximately 0.00% of net assets of the Fund.

(d)  Illiquid security.

(e)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR  Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,336,889
Aggregate gross unrealized depreciation	(12,311,992)
Net unrealized appreciation	$27,024,897
Federal income tax cost	$124,777,985

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	147	6/15/2018	USD	$12,010,635	$231,501

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO RUSSELL2000 URTY :: 119

Swap Agreements1

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
11,286,055	11/6/2019	Bank of America NA	2.13%	Russell 2000® Index	516,927	(516,927)	—	—
63,853,727	11/6/2018	Citibank NA	1.90%	Russell 2000® Index	6,754,163	(6,754,163)	—	—
28,500,192	11/6/2019	Credit Suisse International	2.23%	Russell 2000® Index	2,317,680	—	(2,317,680)	—
151,152,721	11/6/2019	Deutsche Bank AG	2.00%	Russell 2000® Index	8,696,727	—	(8,696,727)	—
501,280	11/6/2019	Goldman Sachs International	1.55%	iShares® Russell 2000 ETF	42,885
15,286,897	11/6/2019	Goldman Sachs International	1.90%	Russell 2000® Index	1,303,848
15,788,177					1,346,733	(1,346,733)	—	—
1,851,020	11/6/2018	Morgan Stanley & Co. International plc	1.83%	iShares® Russell 2000 ETF	511,670
18,828,565	11/6/2019	Morgan Stanley & Co. International plc	2.03%	Russell 2000® Index	3,911,081
20,679,585					4,422,751	(4,422,751)	—	—
3,992,593	11/6/2019	Societe Generale	2.23%	Russell 2000® Index	(1,376,223)	1,375,167	1,056	—
51,250,459	11/6/2018	UBS AG	1.93%	Russell 2000® Index	10,627,747	(10,199,817)	(427,930)	—
346,503,509					33,306,505
				Total Appreciation	34,682,728
				Total Depreciation	(1,376,223)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

120 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

UltraPro Russell2000 invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	0.9%
Air Freight & Logistics	0.2%
Airlines	0.2%
Auto Components	0.6%
Automobiles	0.0%*
Banks	6.7%
Beverages	0.2%
Biotechnology	4.3%
Building Products	0.8%
Capital Markets	0.9%
Chemicals	1.3%
Commercial Services & Supplies	1.4%
Communications Equipment	1.0%
Construction & Engineering	0.7%
Construction Materials	0.1%
Consumer Finance	0.5%
Containers & Packaging	0.1%
Distributors	0.0%*
Diversified Consumer Services	0.7%
Diversified Financial Services	0.1%
Diversified Telecommunication Services	0.3%
Electric Utilities	0.7%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	1.1%
Equity Real Estate Investment Trusts (REITs)	4.0%
Food & Staples Retailing	0.4%
Food Products	0.6%
Gas Utilities	0.7%
Health Care Equipment & Supplies	2.8%
Health Care Providers & Services	1.4%
Health Care Technology	0.6%
Hotels, Restaurants & Leisure	2.0%
Household Durables	0.9%
Household Products	0.2%
Independent Power and Renewable Electricity Producers	0.2%
Industrial Conglomerates	0.1%
Insurance	1.6%
Internet & Direct Marketing Retail	0.3%
Internet Software & Services	2.6%
IT Services	1.3%
Leisure Products	0.2%
Life Sciences Tools & Services	0.4%
Machinery	2.3%
Marine	0.1%
Media	0.8%
Metals & Mining	0.9%
Mortgage Real Estate Investment Trusts (REITs)	0.5%
Multiline Retail	0.2%
Multi-Utilities	0.3%
Oil, Gas & Consumable Fuels	1.7%
Paper & Forest Products	0.4%
Personal Products	0.1%
Pharmaceuticals	1.5%

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO RUSSELL2000 URTY :: 121

Professional Services	0.9%
Real Estate Management & Development	0.3%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	2.0%
Software	2.6%
Specialty Retail	1.4%
Technology Hardware, Storage & Peripherals	0.3%
Textiles, Apparel & Luxury Goods	0.6%
Thrifts & Mortgage Finance	1.3%
Tobacco	0.1%
Trading Companies & Distributors	0.8%
Transportation Infrastructure	0.0%*
Water Utilities	0.2%
Wireless Telecommunication Services	0.1%
Other[1]	34.8%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

122 :: URTY ULTRAPRO RUSSELL2000 :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

	Percentage of Net Assets	Shares	Value
Common Stocks (a) — 80.2%
3M Co. (Industrial Conglomerates)	0.4%	29,918	$5,900,727
Abbott Laboratories (Health Care Equipment & Supplies)	0.4%	87,470	5,382,029
AbbVie, Inc. (Biotechnology)	0.6%	80,100	7,925,094
Adobe Systems, Inc.* (Software)	0.4%	24,706	6,158,712
Alphabet, Inc., Class A* (Internet Software & Services)	1.1%	14,992	16,491,200
Alphabet, Inc., Class C* (Internet Software & Services)	1.2%	15,302	16,602,517
Altria Group, Inc. (Tobacco)	0.4%	95,495	5,322,891
Amazon.com, Inc.* (Internet & Direct Marketing Retail)	2.3%	20,190	32,902,028
Amgen, Inc. (Biotechnology)	0.4%	33,588	6,033,076
Apple, Inc. (Technology Hardware, Storage & Peripherals)	3.3%	254,966	47,645,496
AT&T, Inc. (Diversified Telecommunication Services)	0.7%	308,524	9,971,496
Bank of America Corp. (Banks)	1.0%	480,742	13,960,748
Berkshire Hathaway, Inc., Class B* (Diversified Financial Services)	1.3%	96,713	18,523,441
Boeing Co. (The) (Aerospace & Defense)	0.7%	27,796	9,788,639
Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	20,618	5,197,179
Chevron Corp. (Oil, Gas & Consumable Fuels)	0.8%	95,987	11,931,184
Cisco Systems, Inc. (Communications Equipment)	0.7%	242,083	10,339,365
Citigroup, Inc. (Banks)	0.6%	129,144	8,612,613
Coca-Cola Co. (The) (Beverages)	0.6%	192,929	8,295,947
Comcast Corp., Class A (Media)	0.5%	232,905	7,261,978
DowDuPont, Inc. (Chemicals)	0.5%	117,588	7,538,567
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1.2%	212,923	17,297,865
Facebook, Inc., Class A* (Internet Software & Services)	1.6%	120,397	23,089,737
General Electric Co. (Industrial Conglomerates)	0.4%	436,301	6,143,118
Home Depot, Inc. (The) (Specialty Retail)	0.8%	58,686	10,947,873
	Percentage of Net Assets	Shares	Value
Common Stocks (a) (continued)
Honeywell International, Inc. (Industrial Conglomerates)	0.4%	37,791	$5,589,667
Intel Corp. (Semiconductors & Semiconductor Equipment)	0.9%	235,159	12,980,777
International Business Machines Corp. (IT Services)	0.4%	43,049	6,083,254
Johnson & Johnson (Pharmaceuticals)	1.1%	134,821	16,127,288
JPMorgan Chase & Co. (Banks)	1.3%	172,449	18,453,768
Mastercard, Inc., Class A (IT Services)	0.6%	46,391	8,819,857
McDonald's Corp. (Hotels, Restaurants & Leisure)	0.4%	40,058	6,409,681
Medtronic plc (Health Care Equipment & Supplies)	0.4%	68,108	5,879,083
Merck & Co., Inc. (Pharmaceuticals)	0.6%	135,487	8,065,541
Microsoft Corp. (Software)	2.7%	386,911	38,242,283
Netflix, Inc.* (Internet & Direct Marketing Retail)	0.5%	21,800	7,664,880
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	0.5%	30,393	7,664,811
Oracle Corp. (Software)	0.5%	151,852	7,094,525
PepsiCo, Inc. (Beverages)	0.5%	71,454	7,163,264
Pfizer, Inc. (Pharmaceuticals)	0.7%	299,124	10,747,525
Philip Morris International, Inc. (Tobacco)	0.4%	78,053	6,208,336
Procter & Gamble Co. (The) (Household Products)	0.6%	126,681	9,269,249
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	0.4%	49,428	5,531,487
Union Pacific Corp. (Road & Rail)	0.4%	39,553	5,646,586
UnitedHealth Group, Inc. (Health Care Providers & Services)	0.8%	48,618	11,741,733
Verizon Communications, Inc. (Diversified Telecommunication Services)	0.7%	207,427	9,888,045
Visa, Inc., Class A (IT Services)	0.8%	90,582	11,840,879
Walmart, Inc. (Food & Staples Retailing)	0.4%	72,932	6,019,807
Walt Disney Co. (The) (Media)	0.5%	75,567	7,516,649
Wells Fargo & Co. (Banks)	0.8%	220,583	11,909,276
Other Common Stocks	40.6%	8,326,528	586,879,383
Total Common Stocks (Cost $1,202,586,349)			1,158,701,154

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO S&P500® UPRO :: 123

Investments	Principal Amount	Value
Short-Term Investments — 12.4%
Repurchase Agreements (b) — 12.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $179,697,533 (Cost $179,688,766)	$179,688,766	$179,688,766
Total Investments — 92.6% (Cost $1,382,275,115)		1,338,389,920
Other assets less liabilities — 7.4%		106,834,927
Net Assets — 100.0%		$1,445,224,847

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $215,040,980.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$111,623,914
Aggregate gross unrealized depreciation	(110,841,314)
Net unrealized appreciation	$782,600
Federal income tax cost	$1,386,688,568

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	557	6/15/2018	USD	$75,334,250	$1,715,208

See accompanying notes to the financial statements.

124 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
14,587,282	11/6/2019	Bank of America NA	2.23%	SPDR® S&P 500® ETF Trust	624,811
57,193,247	11/6/2019	Bank of America NA	2.43%	S&P 500®	(9,636,706)
71,780,529					(9,011,895)	8,854,836	157,059	—
1,072,492,369	11/6/2019	BNP Paribas SA	2.48%	S&P 500®	13,760,039	(13,760,039)	—	—
330,061,474	12/10/2019	Citibank NA	2.25%	S&P 500®	23,019,200	(23,019,200)	—	—
82,226,067	11/6/2019	Credit Suisse International	2.53%	S&P 500®	13,241,838	—	(13,241,838)	—
33,766,168	11/6/2019	Deutsche Bank AG	2.32%	S&P 500®	(8,230,062)	—	8,230,062	—
10,942,034	11/6/2019	Goldman Sachs International	2.20%	SPDR® S&P 500® ETF Trust	469,943
36,043,584	11/6/2019	Goldman Sachs International	2.30%	S&P 500®	(17,238,385)
46,985,618					(16,768,442)	—	16,768,442	—
4,970,589	11/6/2019	Morgan Stanley & Co. International plc	2.33%	SPDR® S&P 500® ETF Trust	269,570
136,210,447	11/6/2019	Morgan Stanley & Co. International plc	2.43%	S&P 500®	2,847,881
141,181,036					3,117,451	(3,117,451)	—	—
719,569,790	11/6/2019	Societe Generale	2.58%	S&P 500®	27,030,626	(10,980,626)	(16,050,000)	—
603,513,596	11/6/2019	UBS AG	2.43%	S&P 500®	1,207,285	(574,385)	(632,900)	—
3,101,576,647					47,366,040
				Total Appreciation	82,471,193
				Total Depreciation	(35,105,153)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO S&P500® UPRO :: 125

UltraPro S&P500® invested, as a percentage of net assets, in the following industries, as of May 31, 2018:

Aerospace & Defense	2.2%
Air Freight & Logistics	0.6%
Airlines	0.4%
Auto Components	0.1%
Automobiles	0.4%
Banks	5.0%
Beverages	1.4%
Biotechnology	2.0%
Building Products	0.2%
Capital Markets	2.5%
Chemicals	1.7%
Commercial Services & Supplies	0.2%
Communications Equipment	0.8%
Construction & Engineering	0.1%
Construction Materials	0.1%
Consumer Finance	0.6%
Containers & Packaging	0.3%
Distributors	0.1%
Diversified Consumer Services	0.0%*
Diversified Financial Services	1.3%
Diversified Telecommunication Services	1.4%
Electric Utilities	1.4%
Electrical Equipment	0.4%
Electronic Equipment, Instruments & Components	0.3%
Energy Equipment & Services	0.7%
Equity Real Estate Investment Trusts (REITs)	2.2%
Food & Staples Retailing	1.1%
Food Products	0.9%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	2.5%
Health Care Technology	0.1%
Hotels, Restaurants & Leisure	1.4%
Household Durables	0.3%
Household Products	1.0%
Independent Power and Renewable Electricity Producers	0.1%
Industrial Conglomerates	1.3%
Insurance	2.0%
Internet & Direct Marketing Retail	3.2%
Internet Software & Services	4.1%
IT Services	3.5%
Leisure Products	0.1%
Life Sciences Tools & Services	0.7%
Machinery	1.3%
Media	1.9%
Metals & Mining	0.2%
Multiline Retail	0.4%
Multi-Utilities	0.7%
Oil, Gas & Consumable Fuels	4.4%
Personal Products	0.1%
Pharmaceuticals	3.5%
Professional Services	0.2%
Real Estate Management & Development	0.0%*
Road & Rail	0.8%
Semiconductors & Semiconductor Equipment	3.5%

See accompanying notes to the financial statements.

126 :: UPRO ULTRAPRO S&P500® :: MAY 31, 2018 :: SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Software	4.9%
Specialty Retail	1.8%
Technology Hardware, Storage & Peripherals	3.7%
Textiles, Apparel & Luxury Goods	0.6%
Tobacco	0.8%
Trading Companies & Distributors	0.2%
Water Utilities	0.1%
Other[1]	19.8%
100.0%

*  Amount represents less than 0.05%.

1  Includes any non-equity securities and net other assets (liabilities).

See accompanying notes to the financial statements.

PROSHARES TRUST SUMMARY SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO S&P500® UPRO :: 127

Investments	Principal Amount	Value
Short-Term Investments — 90.7%
Repurchase Agreements (a) — 90.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $86,307,319 (Cost $86,303,109)	$86,303,109	$86,303,109
Total Investments — 90.7% (Cost $86,303,109)		86,303,109
Other assets less liabilities — 9.3%		8,813,643
Net Assets — 100.0%		$95,116,752

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,705,654
Aggregate gross unrealized depreciation	(7,307,335)
Net unrealized depreciation	$(1,601,681)
Federal income tax cost	$86,303,109

Futures Contracts Sold

UltraPro Short 20+ Year Treasury had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	23	9/19/2018	USD	$3,337,875	$6,303

Swap Agreements1

UltraPro Short 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(30,594,774)	12/6/2018	Bank of America NA	(1.64)%	ICE U.S. Treasury 20+ Year Bond Index	1,012,254	(1,012,254)	—	—
(187,695,471)	1/7/2019	Citibank NA	(1.58)%	ICE U.S. Treasury 20+ Year Bond Index	(6,501,037)	—	6,501,037	—
(23,531,388)	11/6/2020	Goldman Sachs International	(1.58)%	ICE U.S. Treasury 20+ Year Bond Index	439,303	(439,303)	—	—
(13,714,348)	12/6/2018	Morgan Stanley & Co. International plc	(1.63)%	ICE U.S. Treasury 20+ Year Bond Index	4,247,794	—	(4,247,794)	—
(27,276,049)	3/6/2019	Societe Generale	(1.61)%	ICE U.S. Treasury 20+ Year Bond Index	(806,298)	—	806,298	—
(282,812,030)					(1,607,984)
				Total Appreciation	5,699,351
				Total Depreciation	(7,307,335)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

128 :: TTT ULTRAPRO SHORT 20+ YEAR TREASURY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO SHORT 20+ YEAR TREASURY TTT :: 129

Investments	Principal Amount	Value
Short-Term Investments — 130.2%
Repurchase Agreements (b) — 40.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $71,608,995 (Cost $71,605,501)	$71,605,501	$71,605,501
U.S. Treasury Obligations (a) — 89.8%
U.S. Treasury Bills
1.54%, 6/7/2018 (c)	12,000,000	11,996,928
1.60%, 6/14/2018 (c)	7,000,000	6,996,044
1.63%, 6/21/2018 (c)	14,000,000	13,986,797
0.91%, 6/28/2018 (c)	12,000,000	11,984,497
1.63%, 7/5/2018 (c)	7,000,000	6,988,530
1.69%, 7/12/2018 (c)	8,000,000	7,984,078
1.68%, 7/19/2018 (c)	10,000,000	9,976,367
1.69%, 7/26/2018 (c)	8,000,000	7,978,183
1.75%, 8/2/2018 (c)	8,000,000	7,974,787
1.81%, 8/9/2018 (c)	8,000,000	7,971,729
1.82%, 8/16/2018 (c)	10,000,000	9,960,997
1.84%, 8/23/2018 (c)	8,000,000	7,965,809
1.86%, 8/30/2018 (c)	8,000,000	7,962,500
1.90%, 9/6/2018 (c)	3,000,000	2,984,704
1.91%, 9/13/2018 (c)	5,000,000	4,972,592
1.92%, 9/20/2018 (c)	3,000,000	2,982,425
1.90%, 9/27/2018 (c)	3,000,000	2,981,440
1.90%, 10/11/2018 (c)	4,000,000	3,971,730
1.99%, 10/18/2018 (c)	3,000,000	2,977,355
2.00%, 10/25/2018 (c)	3,000,000	2,976,184
2.01%, 11/1/2018 (c)	3,000,000	2,974,898
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.02%, 11/8/2018 (c)	$5,000,000	$4,955,944
2.00%, 11/15/2018 (c)	4,000,000	3,963,051
2.01%, 11/23/2018 (c)	4,000,000	3,961,208
Total U.S. Treasury Obligations (Cost $159,438,201)		159,428,777
Total Short-Term Investments (Cost $231,043,702)		231,034,278
Total Investments — 130.2% (Cost $231,043,702)		231,034,278
Liabilities in excess of other assets — (30.2%)		(53,575,706)
Net Assets — 100.0%		$177,458,572

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $54,958,610.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,479,186
Aggregate gross unrealized depreciation	(45,044,589)
Net unrealized depreciation	$(41,565,403)
Federal income tax cost	$231,043,702

Futures Contracts Sold

UltraPro Short Dow30SM had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	148	6/15/2018	USD	$18,065,620	$295,492

See accompanying notes to the financial statements.

130 :: SDOW ULTRAPRO SHORT DOW30SM :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(14,329,272)	11/6/2018	Bank of America NA	(2.03)%	Dow Jones Industrial AverageSM	(5,737,052)	5,737,052	—	—
(33,936,944)	11/6/2018	Citibank NA	(2.07)%	Dow Jones Industrial AverageSM	(9,943,161)	9,943,158	3	—
(4,005,962)	11/6/2019	Credit Suisse International	(2.23)%	Dow Jones Industrial AverageSM	(372,070)	372,070	—	—
(6,175,003)	11/6/2019	Deutsche Bank AG	(2.15)%	Dow Jones Industrial AverageSM	(352,017)	352,017	—	—
(7,207,773)	11/6/2019	Goldman Sachs International	(1.95)%	Dow Jones Industrial AverageSM	42,114
(1,458,327)	11/6/2019	Goldman Sachs International	(1.80)%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(317,472)
(8,666,100)					(275,358)	275,358	—	—
(89,987,081)	11/6/2019	Morgan Stanley & Co. International plc	(2.03)%	Dow Jones Industrial AverageSM	3,140,322	(2,265,000)	—	875,322
(347,123,161)	11/6/2019	Societe Generale	(2.43)%	Dow Jones Industrial AverageSM	(21,391,842)	21,391,842	—	—
(10,101,550)	11/6/2018	UBS AG	(2.13)%	Dow Jones Industrial AverageSM	(6,920,293)	6,325,292	595,001	—
(514,325,073)					(41,851,471)
				Total Appreciation	3,182,436
				Total Depreciation	(45,033,907)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO SHORT DOW30SM SDOW :: 131

Investments	Principal Amount	Value
Short-Term Investments — 103.3%
Repurchase Agreements (a) — 103.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $776,235 (Cost $776,197)	$776,197	$776,197
Total Investments — 103.3% (Cost $776,197)		776,197
Liabilities in excess of other assets — (3.3%)		(24,833)
Net Assets — 100.0%		$751,364

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(551,981)
Net unrealized depreciation	$(551,981)
Federal income tax cost	$776,197

Swap Agreements1

UltraPro Short Financial Select Sector had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(179,987)	11/6/2019	Bank of America NA	(1.73)%	S&P Financial Select Sector Index[6]	(13,093)	—	13,093	—
(403,129)	11/6/2019	Morgan Stanley & Co. International plc	(2.13)%	S&P Financial Select Sector Index[6]	(52,693)	—	52,693	—
(504,634)	11/6/2018	Societe Generale	(1.78)%	S&P Financial Select Sector Index[6]	(447,400)	—	300,000	(147,400)
(1,166,126)	11/6/2019	UBS AG	(1.68)%	S&P Financial Select Sector Index[6]	(38,795)	—	33,551	(5,244)
(2,253,876)					(551,981)
				Total Depreciation	(551,981)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares UltraPro Financial Select Sector for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

132 :: FINZ ULTRAPRO SHORT FINANCIAL SELECT SECTOR :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 86.5%
Repurchase Agreements (a) — 86.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,704,892 (Cost $1,704,809)	$1,704,809	$1,704,809
Total Investments — 86.5% (Cost $1,704,809)		1,704,809
Other assets less liabilities — 13.5%		266,133
Net Assets — 100.0%		$1,970,942

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$72,984
Aggregate gross unrealized depreciation	(168,163)
Net unrealized depreciation	$(95,179)
Federal income tax cost	$1,704,809

Futures Contracts Sold

UltraPro Short MidCap400 had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	2	6/15/2018	USD	$389,300	$(2,173)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO SHORT MIDCAP400 SMDD :: 133

Swap Agreements1

UltraPro Short MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(622,706)	11/6/2019	Bank of America NA	(2.03)%	S&P MidCap 400®	(18,359)	—	18,359	—
(439,732)	11/6/2018	BNP Paribas SA	(2.03)%	S&P MidCap 400®	(13,501)	—	—	(13,501)
(381,714)	11/6/2019	Citibank NA	(1.95)%	S&P MidCap 400®	(37,392)	—	37,392	—
(136,087)	11/6/2019	Credit Suisse International	(2.08)%	S&P MidCap 400®	(5,233)	—	—	(5,233)
(182,091)	11/6/2019	Goldman Sachs International	(1.50)%	SPDR® S&P MidCap 400® ETF Trust	(9,755)	—	9,755	—
(2,950,509)	11/6/2019	Morgan Stanley & Co. International plc	(1.63)%	S&P MidCap 400®	72,984	(72,984)	—	—
(809,544)	11/6/2019	Societe Generale	(1.83)%	S&P MidCap 400®	(81,750)	—	70,400	(11,350)
(5,522,383)					(93,006)
				Total Appreciation	72,984
				Total Depreciation	(165,990)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar
See accompanying notes to the financial statements.

134 :: SMDD ULTRAPRO SHORT MIDCAP400 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 67.1%
Repurchase Agreements (a) — 67.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,559,658 (Cost $2,559,534)	$2,559,534	$2,559,534
Total Investments — 67.1% (Cost $2,559,534)		2,559,534
Other assets less liabilities — 32.9%		1,252,766
Net Assets — 100.0%		$3,812,300

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,443
Aggregate gross unrealized depreciation	(842,491)
Net unrealized depreciation	$(784,048)
Federal income tax cost	$2,559,534

Swap Agreements1

UltraPro Short Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,840,068)	11/6/2019	Bank of America NA	(1.60)%	NASDAQ Biotechnology Index®	(810,354)	—	660,000	(150,354)
(3,614,089)	11/6/2019	Goldman Sachs International	(1.30)%	NASDAQ Biotechnology Index®	8,712	—	—	8,712
				NASDAQ
		Societe		Biotechnology
(3,048,760)	11/13/2019	Generale	(2.03)%	Index®	(32,137)	—	32,137	—
				NASDAQ
				Biotechnology
(1,934,162)	11/6/2019	UBS AG	(0.93)%	Index®	49,731	—	—	49,731
(11,437,079)					(784,048)
				Total Appreciation	58,443
				Total Depreciation	(842,491)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO SHORT NASDAQ BIOTECHNOLOGY ZBIO :: 135

Investments	Principal Amount	Value
Short-Term Investments — 154.7%
Repurchase Agreements (b) — 49.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $290,895,283 (Cost $290,881,093)	$290,881,093	$290,881,093
U.S. Treasury Obligations (a) — 105.0%
U.S. Treasury Bills
1.51%, 6/7/2018 (c)	47,000,000	46,987,966
1.55%, 6/14/2018 (c)	25,000,000	24,985,871
1.61%, 6/21/2018 (c)	56,000,000	55,947,189
0.65%, 6/28/2018 (c)	52,000,000	51,932,822
1.60%, 7/5/2018 (c)	22,000,000	21,963,951
1.77%, 7/12/2018 (c)	25,000,000	24,950,245
1.75%, 7/19/2018 (c)	32,000,000	31,924,373
1.69%, 7/26/2018 (c)	26,000,000	25,929,096
1.73%, 8/2/2018 (c)	26,000,000	25,918,057
1.83%, 8/9/2018 (c)	32,000,000	31,886,917
1.89%, 8/16/2018 (c)	39,000,000	38,847,889
1.85%, 8/23/2018 (c)	33,000,000	32,858,961
1.87%, 8/30/2018 (c)	33,000,000	32,845,312
1.90%, 9/6/2018 (c)	12,000,000	11,938,817
1.91%, 9/13/2018 (c)	18,000,000	17,901,330
1.92%, 9/20/2018 (c)	12,000,000	11,929,700
1.90%, 9/27/2018 (c)	11,000,000	10,931,945
1.87%, 10/4/2018 (c)	10,000,000	9,933,377
1.90%, 10/11/2018 (c)	15,000,000	14,893,987
1.99%, 10/18/2018 (c)	13,000,000	12,901,870
2.00%, 10/25/2018 (c)	13,000,000	12,896,796
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$13,000,000	$12,891,227
2.02%, 11/8/2018 (c)	19,000,000	18,832,589
2.00%, 11/15/2018 (c)	16,000,000	15,852,205
2.01%, 11/23/2018 (c)	16,000,000	15,844,833
Total U.S. Treasury Obligations (Cost $613,750,398)		613,727,325
Total Short-Term Investments (Cost $904,631,491)		904,608,418
Total Investments — 154.7% (Cost $904,631,491)		904,608,418
Liabilities in excess of other assets — (54.7%)		(319,709,136)
Net Assets — 100.0%		$584,899,282

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $361,074,197.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$542,912
Aggregate gross unrealized depreciation	(288,063,362)
Net unrealized depreciation	$(287,520,450)
Federal income tax cost	$904,631,491

Futures Contracts Sold

UltraPro Short QQQ® had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	382	6/15/2018	USD	$53,296,640	$(382,859)

See accompanying notes to the financial statements.

136 :: SQQQ ULTRAPRO SHORT QQQ® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short QQQ® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(50,600,536)	11/6/2018	Bank of America NA	(2.13)%	NASDAQ-100 Index®	(28,127,959)	14,528,959	13,599,000	—
(187,211,669)	11/6/2018	Citibank NA	(2.02)%	NASDAQ-100 Index®	(95,298,601)	95,298,600	1	—
(89,109,283)	11/6/2019	Credit Suisse International	(2.23)%	NASDAQ-100 Index®	(10,787,538)	10,787,538	—	—
(323,499,087)	11/6/2019	Deutsche Bank AG	(2.10)%	NASDAQ-100 Index®	(36,041,606)	36,041,606	—	—
(25,385,166)	11/6/2019	Goldman Sachs International	(2.05)%	NASDAQ-100 Index®	534,909
(111,764)	11/6/2018	Goldman Sachs International	(1.80)%	PowerShares QQQ TrustSM, Series 1	(34,895)
(25,496,930)					500,014	(500,014)	—	—
(20,495,287)	11/6/2019	Morgan Stanley & Co. International plc	(2.03)%	NASDAQ-100 Index®	(3,814,583)
(1,837,002)	11/6/2019	Morgan Stanley & Co. International plc	(1.83)%	PowerShares QQQ TrustSM, Series 1	(188,637)
(22,332,289)					(4,003,220)	4,003,220	—	—
(999,572,709)	11/6/2019	Societe Generale	(2.43)%	NASDAQ-100 Index®	(88,471,410)	88,471,410	—	—
(3,502,703)	11/6/2018	UBS AG	(2.08)%	NASDAQ-100 Index®	(24,884,198)	24,884,196	2	—
(1,701,325,206)					(287,114,518)
				Total Appreciation	534,909
				Total Depreciation	(287,649,427)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO SHORT QQQ® SQQQ :: 137

Investments	Principal Amount	Value
Short-Term Investments — 99.9%
Repurchase Agreements (a) — 99.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $69,414,005 (Cost $69,410,618)	$69,410,618	$69,410,618
Total Investments — 99.9% (Cost $69,410,618)		69,410,618
Other assets less liabilities — 0.1%		67,484
Net Assets — 100.0%		$69,478,102

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(29,851,616)
Net unrealized depreciation	$(29,851,616)
Federal income tax cost	$69,410,618

Futures Contracts Sold

UltraPro Short Russell2000 had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
Russell 2000 E-Mini Index	104	6/15/2018	USD	$8,497,320	$(40,311)

See accompanying notes to the financial statements.

138 :: SRTY ULTRAPRO SHORT RUSSELL2000 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(5,853,014)	11/6/2018	Bank of America NA	(1.73)%	Russell 2000® Index	(7,684,662)	—	7,684,662	—
(34,027,627)	11/6/2019	Citibank NA	(1.40)%	Russell 2000® Index	(1,560,550)	—	1,151,000	(409,550)
(1,669,901)	11/6/2019	Credit Suisse International	(1.68)%	Russell 2000® Index	(134,541)	—	134,541	—
(1,469,356)	11/6/2019	Deutsche Bank AG	(1.35)%	Russell 2000® Index	(72,196)	—	72,196	—
(2,794,582)	11/6/2019	Goldman Sachs International	(1.40)%	Russell 2000® Index	(239,496)	—	239,496	—
(35,998,993)	11/6/2019	Morgan Stanley & Co. International plc	(1.53)%	Russell 2000® Index	(2,852,806)
(590,258)	11/6/2019	Morgan Stanley & Co. International plc	(1.33)%	iShares® Russell 2000 ETF	(51,134)
(36,589,251)					(2,903,940)	—	2,903,940	—
(114,987,399)	11/6/2019	Societe Generale	(1.53)%	Russell 2000® Index	(11,327,142)	—	11,327,142	—
(2,486,443)	11/6/2018	UBS AG	(1.43)%	Russell 2000® Index	(5,888,778)	—	5,860,000	(28,778)
(199,877,573)					(29,811,305)
				Total Depreciation	(29,811,305)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO SHORT RUSSELL2000 SRTY :: 139

Investments	Principal Amount	Value
Short-Term Investments — 161.8%
Repurchase Agreements (b) — 45.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $212,383,056 (Cost $212,372,696)	$212,372,696	$212,372,696
U.S. Treasury Obligations (a) — 116.0%
U.S. Treasury Bills
1.51%, 6/7/2018 (c)	39,000,000	38,990,014
1.56%, 6/14/2018 (c)	24,000,000	23,986,437
1.60%, 6/21/2018 (c)	46,000,000	45,956,619
0.84%, 6/28/2018 (c)	42,000,000	41,945,741
1.61%, 7/5/2018 (c)	23,000,000	22,962,312
1.65%, 7/12/2018 (c)	24,000,000	23,952,235
1.65%, 7/19/2018 (c)	29,000,000	28,931,463
1.67%, 7/26/2018 (c)	24,000,000	23,934,550
1.71%, 8/2/2018 (c)	24,000,000	23,924,360
1.81%, 8/9/2018 (c)	26,000,000	25,908,120
1.83%, 8/16/2018 (c)	32,000,000	31,875,191
1.84%, 8/23/2018 (c)	27,000,000	26,884,604
1.86%, 8/30/2018 (c)	27,000,000	26,873,438
1.90%, 9/6/2018 (c)	12,000,000	11,938,817
1.91%, 9/13/2018 (c)	17,000,000	16,906,812
1.92%, 9/20/2018 (c)	12,000,000	11,929,700
1.90%, 9/27/2018 (c)	11,000,000	10,931,945
1.87%, 10/4/2018 (c)	10,000,000	9,933,377
1.90%, 10/11/2018 (c)	15,000,000	14,893,987
1.99%, 10/18/2018 (c)	11,000,000	10,916,967
2.00%, 10/25/2018 (c)	11,000,000	10,912,674
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$11,000,000	$10,907,961
2.02%, 11/8/2018 (c)	17,000,000	16,850,211
2.00%, 11/15/2018 (c)	13,000,000	12,879,917
2.01%, 11/23/2018 (c)	13,000,000	12,873,927
Total U.S. Treasury Obligations (Cost $538,038,357)		538,001,379
Total Short-Term Investments (Cost $750,411,053)		750,374,075
Total Investments — 161.8% (Cost $750,411,053)		750,374,075
Liabilities in excess of other assets — (61.8%)		(286,587,351)
Net Assets — 100.0%		$463,786,724

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $360,108,173.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,706,812
Aggregate gross unrealized depreciation	(248,163,708)
Net unrealized depreciation	$(246,456,896)
Federal income tax cost	$750,411,053

Futures Contracts Sold

UltraPro Short S&P500® had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	314	6/15/2018	USD	$42,468,500	$275,239

See accompanying notes to the financial statements.

140 :: SPXU ULTRAPRO SHORT S&P500® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraPro Short S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(180,021,729)	11/6/2018	Bank of America NA	(2.23)%	S&P 500®	(43,687,591)	39,727,591	3,960,000	—
(160,949,598)	11/6/2018	BNP Paribas SA	(2.18)%	S&P 500®	1,415,641	(328,991)	—	1,086,650
(151,386,057)	11/6/2018	Citibank NA	(2.10)%	S&P 500®	(71,450,802)	71,150,796	300,006	—
(142,454,116)	11/6/2019	Credit Suisse International	(2.23)%	S&P 500®	(4,881,398)	4,881,397	1	—
(151,659,828)	11/6/2019	Deutsche Bank AG	(2.17)%	S&P 500®	(1,320,461)	1,320,461	—	—
(220,375,103)	11/6/2018	Goldman Sachs International	(2.10)%	S&P 500®	(72,717,452)
(947,605)	11/6/2019	Goldman Sachs International	(2.00)%	SPDR® S&P 500® ETF Trust	11,620
(221,322,708)					(72,705,832)	72,705,832	—	—
(96,437,946)	11/6/2019	Morgan Stanley & Co. International plc	(2.13)%	S&P 500®	(2,959,054)	2,959,054	—	—
(145,514,458)	11/6/2019	Societe Generale	(2.43)%	S&P 500®	(17,914,537)	17,914,537	—	—
(99,493,035)	11/6/2018	UBS AG	(2.08)%	S&P 500®	(33,191,123)	33,191,123	—	—
(1,349,239,475)					(246,695,157)
				Total Appreciation	1,427,261
				Total Depreciation	(248,122,418)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRAPRO SHORT S&P500® SPXU :: 141

Investments	Principal Amount	Value
Short-Term Investments — 103.0%
Repurchase Agreements (b) — 22.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $412,013,338 (Cost $411,993,239)	$411,993,239	$411,993,239
U.S. Treasury Obligations (a) — 80.7%
U.S. Treasury Bills
1.53%, 6/7/2018 (c)	95,000,000	94,975,399
1.56%, 6/14/2018 (c)	73,000,000	72,958,481
1.59%, 6/21/2018 (c)	112,000,000	111,894,223
1.08%, 6/28/2018 (c)	103,000,000	102,866,550
1.61%, 7/5/2018 (c)	72,000,000	71,881,170
1.66%, 7/12/2018 (c)	73,000,000	72,854,923
1.65%, 7/19/2018 (c)	86,000,000	85,796,180
1.67%, 7/26/2018 (c)	70,000,000	69,809,104
1.71%, 8/2/2018 (c)	70,000,000	69,778,178
1.80%, 8/9/2018 (c)	69,000,000	68,755,007
1.81%, 8/16/2018 (c)	84,000,000	83,671,047
1.84%, 8/23/2018 (c)	67,000,000	66,713,647
1.85%, 8/30/2018 (c)	67,000,000	66,684,263
1.90%, 9/6/2018 (c)	36,000,000	35,816,728
1.91%, 9/13/2018 (c)	52,000,000	51,714,202
1.92%, 9/20/2018 (c)	36,000,000	35,789,377
1.90%, 9/27/2018 (c)	36,000,000	35,777,422
1.87%, 10/4/2018 (c)	34,000,000	33,772,448
1.90%, 10/11/2018 (c)	49,000,000	48,652,794
1.99%, 10/18/2018 (c)	32,000,000	31,757,831
2.00%, 10/25/2018 (c)	32,000,000	31,745,311
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.01%, 11/1/2018 (c)	$32,000,000	$31,731,910
2.02%, 11/8/2018 (c)	47,000,000	46,584,311
2.00%, 11/15/2018 (c)	33,000,000	32,695,173
2.01%, 11/23/2018 (c)	33,000,000	32,679,969
Total U.S. Treasury Obligations (Cost $1,487,483,661)		1,487,355,648
Total Short-Term Investments (Cost $1,899,476,900)		1,899,348,887
Total Investments — 103.0% (Cost $1,899,476,900)		1,899,348,887
Liabilities in excess of other assets — (3.0%)		(55,413,705)
Net Assets — 100.0%		$1,843,935,182

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $86,412,405.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$67,632,212
Aggregate gross unrealized depreciation	(52,562,190)
Net unrealized appreciation	$15,070,022
Federal income tax cost	$1,899,476,900

Futures Contracts Sold

UltraShort 20+ Year Treasury had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury Long Bond	423	9/19/2018	USD	$61,387,875	$115,922

See accompanying notes to the financial statements.

142 :: TBT ULTRASHORT 20+ YEAR TREASURY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraShort 20+ Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(983,062,976)	12/6/2018	Bank of America NA	(1.64)%	ICE U.S. Treasury 20+ Year Bond Index	23,145,686	(23,145,686)	—	—
(590,487,829)	1/7/2019	Citibank NA	(1.58)%	ICE U.S. Treasury 20+ Year Bond Index	(21,359,816)	20,980,316	379,500	—
(1,158,572,303)	11/6/2020	Goldman Sachs International	(1.58)%	ICE U.S. Treasury 20+ Year Bond Index	23,556,923	(23,556,923)	—	—
(874,038)	6/6/2019	Morgan Stanley & Co. International plc	(1.63)%	ICE U.S. Treasury 20+ Year Bond Index	20,804,204	(20,804,204)	—	—
(912,008,329)	3/6/2019	Societe Generale	(1.61)%	ICE U.S. Treasury 20+ Year Bond Index	(31,064,884)	31,064,884	—	—
(3,645,005,475)					15,082,113
				Total Appreciation	67,506,813
				Total Depreciation	(52,424,700)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT 20+ YEAR TREASURY TBT :: 143

Investments	Principal Amount	Value
Short-Term Investments — 93.7%
Repurchase Agreements (a) — 93.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $133,131,856 (Cost $133,125,361)	$133,125,361	$133,125,361
Total Investments — 93.7% (Cost $133,125,361)		133,125,361
Other assets less liabilities — 6.3%		8,919,754
Net Assets — 100.0%		$142,045,115

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,272,227
Aggregate gross unrealized depreciation	(447,022)
Net unrealized appreciation	$5,825,205
Federal income tax cost	$133,125,361

Futures Contracts Sold

UltraShort 7-10 Year Treasury had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
U.S. Treasury 10 Year Note	27	9/19/2018	USD	$3,251,813	$11,117

See accompanying notes to the financial statements.

144 :: PST ULTRASHORT 7-10 YEAR TREASURY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Swap Agreements1

UltraShort 7-10 Year Treasury had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(36,346,148)	1/7/2019	Citibank NA	(1.46)%	ICE U.S. Treasury 7-10 Year Bond Index	(447,022)	—	447,022	—
(245,570,465)	11/6/2018	Societe Generale	(1.61)%	ICE U.S. Treasury 7-10 Year Bond Index	6,261,110	(5,981,110)	(280,000)	—
(281,916,613)					5,814,088
				Total Appreciation	6,261,110
				Total Depreciation	(447,022)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT 7-10 YEAR TREASURY PST :: 145

Investments	Principal Amount	Value
Short-Term Investments — 67.6%
Repurchase Agreements (a) — 67.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $3,051,488 (Cost $3,051,339)	$3,051,339	$3,051,339
Total Investments — 67.6% (Cost $3,051,339)		3,051,339
Other assets less liabilities — 32.4%		1,463,178
Net Assets — 100.0%		$4,514,517

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(3,192,111)
Net unrealized depreciation	$(3,192,111)
Federal income tax cost	$3,051,339

Swap Agreements1

UltraShort Basic Materials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,860,137)	11/6/2018	Bank of America NA	(1.78)%	Dow Jones U.S. Basic MaterialsSM Index	(970,066)	—	970,066	—
(2,144,452)	11/6/2018	Credit Suisse International	(2.23)%	Dow Jones U.S. Basic MaterialsSM Index	(2,016,240)	—	2,016,240	—
(2,286,623)	11/13/2019	Morgan Stanley & Co. International plc	(2.03)%	Dow Jones U.S. Basic MaterialsSM Index	(82,642)	—	82,642	—
(1,027,144)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. Basic MaterialsSM Index	(42,157)	—	20,000	(22,157)
(1,708,205)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. Basic MaterialsSM Index	(81,006)	—	81,006	—
(9,026,561)					(3,192,111)
				Total Depreciation	(3,192,111)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

146 :: SMN ULTRASHORT BASIC MATERIALS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 85.4%
Repurchase Agreements (a) — 85.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,277,270 (Cost $2,277,159)	$2,277,159	$2,277,159
Total Investments — 85.4% (Cost $2,277,159)		2,277,159
Other assets less liabilities — 14.6%		387,951
Net Assets — 100.0%		$2,665,110

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$197,675
Aggregate gross unrealized depreciation	(38,201)
Net unrealized appreciation	$159,474
Federal income tax cost	$2,277,159

Swap Agreements1

UltraShort Consumer Goods had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,632,149)	11/6/2019	Bank of America NA	(1.78)%	Dow Jones U.S. Consumer GoodsSM Index	97,269
(382,119)	11/6/2019	Bank of America NA	(1.38)%	iShares® U.S. Consumer Goods ETF	3,878
(2,014,268)					101,147	—	—	101,147
(8,711)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Consumer GoodsSM Index	300	—	—	300
(107,970)	11/13/2019	Morgan Stanley & Co. International plc	(1.43)%	iShares® U.S. Consumer Goods ETF	(234)
(90,377)	11/13/2019	Morgan Stanley & Co. International plc	(1.93)%	Dow Jones U.S. Consumer GoodsSM Index	2,980
(198,347)					2,746	—	—	2,746
(2,508,393)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. Consumer GoodsSM Index	93,248	—	—	93,248
(594,078)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. Consumer GoodsSM Index	(37,967)	—	37,967	—
(5,323,797)					159,474
				Total Appreciation	197,675
				Total Depreciation	(38,201)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT CONSUMER GOODS SZK :: 147

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

148 :: SZK ULTRASHORT CONSUMER GOODS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 98.8%
Repurchase Agreements (a) — 98.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,327,412 (Cost $1,327,346)	$1,327,346	$1,327,346
Total Investments — 98.8% (Cost $1,327,346)		1,327,346
Other assets less liabilities — 1.2%		16,547
Net Assets — 100.0%		$1,343,893

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(448,451)
Net unrealized depreciation	$(448,451)
Federal income tax cost	$1,327,346

Swap Agreements1

UltraShort Consumer Services had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(682,448)	11/6/2019	Bank of America NA	(1.83)%	Dow Jones U.S. Consumer ServicesSM Index	(34,544)
(85,910)	11/6/2019	Bank of America NA	(1.42)%	iShares® U.S. Consumer Services ETF	(5,367)
(768,358)					(39,911)	—	39,911	—
(60,749)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Consumer ServicesSM Index	(17,066)	—	—	(17,066)
(310,976)	11/13/2019	Morgan Stanley & Co. International plc	(1.93)%	Dow Jones U.S. Consumer ServicesSM Index	(94,258)
(11,216)	11/13/2019	Morgan Stanley & Co. International plc	(1.43)%	iShares® U.S. Consumer Services ETF	(1,268)
(322,192)					(95,526)	—	95,526	—
(885,118)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. Consumer ServicesSM Index	(224,951)	—	224,951	—
(652,285)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. Consumer ServicesSM Index	(70,997)	—	17,000	(53,997)
(2,688,702)					(448,451)
				Total Depreciation	(448,451)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT CONSUMER SERVICES SCC :: 149

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

150 :: SCC ULTRASHORT CONSUMER SERVICES :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 129.2%
Repurchase Agreements (b) — 35.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $50,430,961 (Cost $50,428,501)	$50,428,501	$50,428,501
U.S. Treasury Obligations (a) — 94.0%
U.S. Treasury Bills
1.50%, 6/7/2018 (c)	10,000,000	9,997,440
1.50%, 6/14/2018 (c)	6,000,000	5,996,609
1.56%, 6/21/2018 (c)	11,000,000	10,989,626
0.92%, 6/28/2018 (c)	10,000,000	9,987,081
1.58%, 7/5/2018 (c)	6,000,000	5,990,168
1.77%, 7/12/2018 (c)	6,000,000	5,988,059
1.75%, 7/19/2018 (c)	8,000,000	7,981,093
1.69%, 7/26/2018 (c)	6,000,000	5,983,638
1.73%, 8/2/2018 (c)	6,000,000	5,981,090
1.87%, 8/9/2018 (c)	6,000,000	5,978,797
1.89%, 8/16/2018 (c)	8,000,000	7,968,798
1.84%, 8/23/2018 (c)	7,000,000	6,970,083
1.86%, 8/30/2018 (c)	7,000,000	6,967,188
1.90%, 9/6/2018 (c)	3,000,000	2,984,704
1.91%, 9/13/2018 (c)	4,000,000	3,978,073
1.92%, 9/20/2018 (c)	3,000,000	2,982,425
1.90%, 9/27/2018 (c)	3,000,000	2,981,440
1.87%, 10/4/2018 (c)	2,000,000	1,986,675
1.90%, 10/11/2018 (c)	4,000,000	3,971,730
1.99%, 10/18/2018 (c)	3,000,000	2,977,355
2.00%, 10/25/2018 (c)	3,000,000	2,976,184
2.01%, 11/1/2018 (c)	3,000,000	2,974,898
2.02%, 11/8/2018 (c)	4,000,000	3,964,756
2.00%, 11/15/2018 (c)	3,000,000	2,972,288
2.01%, 11/23/2018 (c)	3,000,000	2,970,906
Total U.S. Treasury Obligations (Cost $134,506,874)		134,501,104
Total Short-Term Investments (Cost $184,935,375)		184,929,605
Total Investments — 129.2% (Cost $184,935,375)		184,929,605
Liabilities in excess of other assets — (29.2%)		(41,756,834)
Net Assets — 100.0%		$143,172,771

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $55,305,022.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,606,633
Aggregate gross unrealized depreciation	(40,940,567)
Net unrealized depreciation	$(36,333,934)
Federal income tax cost	$184,935,375

Futures Contracts Sold

UltraShort Dow30SM had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
DJIA CBOT E-Mini Index	104	6/15/2018	USD	$12,694,760	$291,843

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT DOW30SM DXD :: 151

Swap Agreements1

UltraShort Dow30SM had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(19,023,940)	11/6/2018	Bank of America NA	(2.03)%	Dow Jones Industrial AverageSM	(14,143,629)	13,561,629	582,000	—
(35,561,854)	11/6/2018	Citibank NA	(2.07)%	Dow Jones Industrial AverageSM	(8,808,558)	8,747,555	61,003	—
(8,548,605)	11/6/2019	Credit Suisse International	(2.23)%	Dow Jones Industrial AverageSM	(2,177,286)	1,789,259	388,027	—
(2,952,375)	11/6/2019	Deutsche Bank AG	(2.15)%	Dow Jones Industrial AverageSM	(636,783)	619,629	—	(17,154)
(89,273,171)	11/6/2019	Goldman Sachs International	(1.95)%	Dow Jones Industrial AverageSM	4,312,876
(1,205,722)	11/6/2018	Goldman Sachs International	(1.80)%	SPDR® Dow Jones Industrial AverageSM ETF Trust	(831,672)
(90,478,893)					3,481,204	(2,588,137)	—	893,067
(101,202,347)	11/6/2019	Societe Generale	(2.43)%	Dow Jones Industrial AverageSM	(6,512,616)	6,512,616	—	—
(15,977,538)	11/6/2018	UBS AG	(2.13)%	Dow Jones Industrial AverageSM	(7,822,339)	7,822,316	23	—
(273,745,552)					(36,620,007)
				Total Appreciation	4,312,876
				Total Depreciation	(40,932,883)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

152 :: DXD ULTRASHORT DOW30SM :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 59.6%
Repurchase Agreements (a) — 59.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $16,473,430 (Cost $16,472,625)	$16,472,625	$16,472,625
Total Investments — 59.6% (Cost $16,472,625)		16,472,625
Other assets less liabilities — 40.4%		11,162,209
Net Assets — 100.0%		$27,634,834

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$764,432
Aggregate gross unrealized depreciation	(1,989,384)
Net unrealized depreciation	$(1,224,952)
Federal income tax cost	$16,472,625

Swap Agreements1

UltraShort Financials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(3,324,023)	11/6/2019	Bank of America NA	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(585,982)	—	585,982	—
(1,580,299)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. FinancialsSM Index[6]	(516,835)	—	516,835	—
(34,408,973)	11/6/2019	Goldman Sachs International	(2.00)%	Dow Jones U.S. FinancialsSM Index[6]	764,432	(538,102)	—	226,330
(1,395,575)	11/13/2019	Morgan Stanley & Co. International plc	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(148,205)	—	148,205	—
(9,578,714)	11/6/2019	Societe Generale	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(221,818)	—	221,818	—
(4,945,559)	11/6/2019	UBS AG	(2.03)%	Dow Jones U.S. FinancialsSM Index[6]	(516,544)	—	516,544	—
(55,233,143)					(1,224,952)
				Total Appreciation	764,432
				Total Depreciation	(1,989,384)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Summary Schedule of Portfolio Investments of ProShares Ultra Financials for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT FINANCIALS SKF :: 153

Investments	Principal Amount	Value
Short-Term Investments — 85.6%
Repurchase Agreements (a) — 85.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $23,891,467 (Cost $23,890,301)	$23,890,301	$23,890,301
Total Investments — 85.6% (Cost $23,890,301)		23,890,301
Other assets less liabilities — 14.4%		4,033,054
Net Assets — 100.0%		$27,923,355

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—

Aggregate gross unrealized depreciation	(13,309,598)
Net unrealized depreciation	$(13,309,598)
Federal income tax cost	$23,890,301

Swap Agreements1,6

UltraShort FTSE China 50 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(10,901,327)	11/6/2018	Bank of America NA	(0.93)%	iShares® China Large-Cap ETF	(4,755,451)	—	4,755,451	—
(7,215,747)	11/6/2018	Citibank NA	1.00%	iShares® China Large-Cap ETF	(5,807,297)	—	5,807,297	—
(1,622,849)	11/6/2019	Credit Suisse International	(0.68)%	iShares® China Large-Cap ETF	(141,567)	—	141,567	—
(2,161,025)	11/6/2019	Goldman Sachs International	0.00%	iShares® China Large-Cap ETF	(116,267)	—	116,267	—
(1,040,884)	11/6/2018	Morgan Stanley & Co. International plc	(0.23)%	iShares® China Large-Cap ETF	(973,446)	—	973,446	—
(26,226,484)	11/6/2019	Societe Generale	(0.43)%	iShares® China Large-Cap ETF	(1,189,894)	—	1,111,000	(78,894)
(6,514,870)	11/6/2019	UBS AG	(0.18)%	iShares® China Large-Cap ETF	(325,676)	—	325,676	—
(55,683,186)					(13,309,598)
				Total Depreciation	(13,309,598)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

154 :: FXP ULTRASHORT FTSE CHINA 50 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 88.1%
Repurchase Agreements (a) — 88.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $16,199,371 (Cost $16,198,581)	$16,198,581	$16,198,581
Total Investments — 88.1% (Cost $16,198,581)		16,198,581
Other assets less liabilities — 11.9%		2,187,286
Net Assets — 100.0%		$18,385,867

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—

Aggregate gross unrealized depreciation	(11,340,174)
Net unrealized depreciation	$(11,340,174)
Federal income tax cost	$16,198,581

Swap Agreements1,6

UltraShort FTSE Europe had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(15,357,709)	11/6/2018	Citibank NA	(0.95)%	Vanguard® FTSE Europe ETF Shares	(2,115,298)	—	2,115,298	—
(2,424,590)	11/6/2019	Credit Suisse International	(1.18)%	Vanguard® FTSE Europe ETF Shares	(215,871)	—	215,871	—
(758,725)	11/6/2019	Goldman Sachs International	(0.95)%	Vanguard® FTSE Europe ETF Shares	(71,494)	—	71,494	—
(1,833,080)	11/6/2018	Morgan Stanley & Co. International plc	(1.73)%	Vanguard® FTSE Europe ETF Shares	(534,010)	—	521,460	(12,550)
(7,551,695)	11/6/2018	Societe Generale	(0.93)%	Vanguard® FTSE Europe ETF Shares	(4,274,465)	—	4,207,000	(67,465)
(8,783,153)	11/6/2018	UBS AG	(1.43)%	Vanguard® FTSE Europe ETF Shares	(4,129,036)	—	4,129,036	—
(36,708,952)					(11,340,174)
				Total Depreciation	(11,340,174)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT FTSE EUROPE EPV :: 155

Investments	Principal Amount	Value
Short-Term Investments — 49.1%
Repurchase Agreements (a) — 49.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,148,064 (Cost $1,148,008)	$1,148,008	$1,148,008
Total Investments — 49.1% (Cost $1,148,008)		1,148,008
Other assets less liabilities — 50.9%		1,188,727
Net Assets — 100.0%		$2,336,735

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$93,993

Aggregate gross unrealized depreciation	(85,976)
Net unrealized appreciation	$8,017
Federal income tax cost	$1,148,008

Swap Agreements1,6

UltraShort Gold Miners had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(3,435,353)	11/6/2019	Bank of America NA	(1.53)%	VanEck Vectors Gold Miners ETF	34,775	—	—	34,775
(141,560)	11/6/2019	Goldman Sachs International	(1.55)%	VanEck Vectors Gold Miners ETF	(5,147)	—	5,147	—
(77,941)	1/7/2019	Morgan Stanley & Co. International plc	(1.73)%	VanEck Vectors Gold Miners ETF	17,932	—	—	17,932
(260,013)	1/7/2019	Societe Generale	(1.43)%	VanEck Vectors Gold Miners ETF	(80,829)	—	80,829	—
(756,188)	11/6/2019	UBS AG	(1.68)%	VanEck Vectors Gold Miners ETF	41,286	—	—	41,286
(4,671,055)					8,017
				Total Appreciation	93,993
				Total Depreciation	(85,976)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation and final settlement of these swap transactions as of the time the Fund calculates its NAV, which differs from the time the Fund's underlying index is calculated, one or more exchange traded financial products are used as the reference entity, as a surrogate for the respective underlying index.

See accompanying notes to the financial statements.

156 :: GDXS ULTRASHORT GOLD MINERS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 101.6%
Repurchase Agreements (a) — 101.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,053,211 (Cost $1,053,159)	$1,053,159	$1,053,159
Total Investments — 101.6% (Cost $1,053,159)		1,053,159
Liabilities in excess of other assets — (1.6%)		(17,038)
Net Assets — 100.0%		$1,036,121

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$18

Aggregate gross unrealized depreciation	(231,677)
Net unrealized depreciation	$(231,659)
Federal income tax cost	$1,053,159

Swap Agreements1

UltraShort Health Care had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(906,213)	11/6/2018	Bank of America NA	(2.23)%	Dow Jones U.S. Health CareSM Index[6]	(216,181)
(141,711)	11/6/2019	Bank of America NA	(1.48)%	iShares® U.S. Healthcare ETF	(2,249)
(1,047,924)					(218,430)	—	90,000	(128,430)
(23,453)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Health CareSM Index[6]	(505)	—	—	(505)
(93,622)	11/13/2019	Morgan Stanley & Co. International plc	(2.13)%	Dow Jones U.S. Health CareSM Index[6]	(2,187)
(31,796)	11/13/2019	Morgan Stanley & Co. International plc	(1.58)%	iShares® U.S. Healthcare ETF	18
(125,418)					(2,169)	—	—	(2,169)
(314,964)	11/6/2019	Societe Generale	(1.93)%	Dow Jones U.S. Health CareSM Index[6]	(2,223)	—	2,223	—
(557,214)	11/6/2018	UBS AG	(1.68)%	Dow Jones U.S. Health CareSM Index[6]	(8,332)	—	8,332	—
(2,068,973)					(231,659)
				Total Appreciation	18
				Total Depreciation	(231,677)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT HEALTH CARE RXD :: 157

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Health Care for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

158 :: RXD ULTRASHORT HEALTH CARE :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 86.2%
Repurchase Agreements (a) — 86.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,621,952 (Cost $2,621,825)	$2,621,825	$2,621,825
Total Investments — 86.2% (Cost $2,621,825)		2,621,825
Other assets less liabilities — 13.8%		420,602
Net Assets — 100.0%		$3,042,427

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$136,818
Aggregate gross unrealized depreciation	(167,136)
Net unrealized depreciation	$(30,318)
Federal income tax cost	$2,621,825

Swap Agreements1

UltraShort Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(2,814,254)	11/6/2019	Bank of America NA	(1.83)%	Dow Jones U.S. IndustrialsSM Index	136,818
(8,959)	11/6/2019	Bank of America NA	(1.42)%	iShares® U.S. Industrials ETF	(324)
(2,823,213)					136,494	(136,494)	—	—
(64,412)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. IndustrialsSM Index	(1,524)	—	—	(1,524)
(25,762)	11/13/2019	Morgan Stanley & Co. International plc	(1.93)%	Dow Jones U.S. IndustrialsSM Index	(810)
		Morgan
(8,447)	11/13/2019	Stanley & Co. International plc	(1.38)%	iShares® U.S. Industrials ETF	(268)
(34,209)					(1,078)	—	1,078	—
(1,577,309)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. IndustrialsSM Index	(87,657)	—	87,657	—
(1,589,966)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. IndustrialsSM Index	(76,553)	—	39,000	(37,553)
(6,089,109)					(30,318)
				Total Appreciation	136,818
				Total Depreciation	(167,136)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT INDUSTRIALS SIJ :: 159

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

160 :: SIJ ULTRASHORT INDUSTRIALS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 108.4%
Repurchase Agreements (a) — 108.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $3,854,494 (Cost $3,854,306)	$3,854,306	$3,854,306
Total Investments — 108.4% (Cost $3,854,306)		3,854,306
Liabilities in excess of other assets — (8.4%)		(298,745)
Net Assets — 100.0%		$3,555,561

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(990,347)
Net unrealized depreciation	$(990,347)
Federal income tax cost	$3,854,306

Futures Contracts Sold

UltraShort MidCap400 had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
S&P Midcap 400 E-Mini Index	4	6/15/2018	USD	$778,600	$(2,165)

Swap Agreements1

UltraShort MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(887,901)	11/6/2018	Bank of America NA	(2.03)%	S&P MidCap 400®	(577,143)	—	354,000	(223,143)
(390,487)	11/6/2018	BNP Paribas SA	(2.03)%	S&P MidCap 400®	(11,362)	—	—	(11,362)
(1,299,775)	11/6/2019	Citibank NA	(1.95)%	S&P MidCap 400®	(108,307)	—	51,000	(57,307)
(1,676,571)	11/6/2019	Credit Suisse International	(2.08)%	S&P MidCap 400®	(96,564)	—	96,564	—
(703,479)	11/6/2019	Morgan Stanley & Co. International plc	(1.63)%	S&P MidCap 400®	(79,081)	—	5,000	(74,081)
(1,372,924)	11/6/2019	Societe Generale	(1.83)%	S&P MidCap 400®	(115,725)	—	22,000	(93,725)
(6,331,137)					(988,182)
				Total Depreciation	(988,182)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT MIDCAP400 MZZ :: 161

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

162 :: MZZ ULTRASHORT MIDCAP400 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 71.4%
Repurchase Agreements (a) — 71.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $21,541,475 (Cost $21,540,425)	$21,540,425	$21,540,425
Total Investments — 71.4% (Cost $21,540,425)		21,540,425
Other assets less liabilities — 28.6%		8,629,807
Net Assets — 100.0%		$30,170,232

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,617,048
Aggregate gross unrealized depreciation	(494,097)
Net unrealized appreciation	$4,122,951
Federal income tax cost	$21,540,425

Swap Agreements1,6

UltraShort MSCI Brazil Capped had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(604,941)	11/6/2019	Bank of America NA	(0.43)%	iShares® MSCI Brazil Capped ETF	(12,914)	—	12,914	—
(11,754,792)	11/6/2019	Citibank NA	(2.05)%	iShares® MSCI Brazil Capped ETF	3,119,505	(3,119,505)	—	—
(868,893)	11/6/2019	Credit Suisse International	(0.63)%	iShares® MSCI Brazil Capped ETF	(140,380)	—	140,380	—
(525,308)	11/6/2018	Morgan Stanley & Co. International plc	(1.83)%	iShares® MSCI Brazil Capped ETF	(340,803)	—	340,803	—
(28,869,169)	11/6/2019	Societe Generale	(1.43)%	iShares® MSCI Brazil Capped ETF	330,976	(309,208)	—	21,768
(17,455,440)	11/6/2019	UBS AG	(1.18)%	iShares® MSCI Brazil Capped ETF	1,166,567	(1,166,367)	(200)	—
(60,078,543)					4,122,951
				Total Appreciation	4,617,048
				Total Depreciation	(494,097)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT MSCI BRAZIL CAPPED BZQ :: 163

Investments	Principal Amount	Value
Short-Term Investments — 85.0%
Repurchase Agreements (a) — 85.0%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,702,381 (Cost $2,702,250)	$2,702,250	$2,702,250
Total Investments — 85.0% (Cost $2,702,250)		2,702,250
Other assets less liabilities — 15.0%		478,670
Net Assets — 100.0%		$3,180,920

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,975
Aggregate gross unrealized depreciation	(12,214)
Net unrealized appreciation	$10,761
Federal income tax cost	$2,702,250

Swap Agreements1,6

UltraShort MSCI EAFE had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(119,711)	11/6/2019	Citibank NA	(1.35)%	iShares® MSCI EAFE ETF	(3,287)	—	3,287	—
(1,303,514)	11/6/2019	Credit Suisse International	(1.63)%	iShares® MSCI EAFE ETF	2,973	—	—	2,973
(3,883,837)	11/6/2019	Societe Generale	(1.63)%	iShares® MSCI EAFE ETF	20,002	—	—	20,002
(1,052,568)	11/6/2019	UBS AG	(1.53)%	iShares® MSCI EAFE ETF	(8,927)	—	8,927	—
(6,359,630)					10,761
				Total Appreciation	22,975
				Total Depreciation	(12,214)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

164 :: EFU ULTRASHORT MSCI EAFE :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 92.3%
Repurchase Agreements (a) — 92.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $14,177,015 (Cost $14,176,324)	$14,176,324	$14,176,324
Total Investments — 92.3% (Cost $14,176,324)		14,176,324
Other assets less liabilities — 7.7%		1,175,526
Net Assets — 100.0%		$15,351,850

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(7,074,415)
Net unrealized depreciation	$(7,074,415)
Federal income tax cost	$14,176,324

Swap Agreements1,6

UltraShort MSCI Emerging Markets had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(10,632,471)	11/6/2018	Citibank NA	(1.20)%	iShares® MSCI Emerging Markets ETF	(5,392,637)	—	5,392,637	—
(477,581)	11/6/2019	Credit Suisse International	(0.73)%	iShares® MSCI Emerging Markets ETF	(246,730)	—	246,730	—
(1,480,331)	11/6/2019	Goldman Sachs International	0.25%	iShares® MSCI Emerging Markets ETF	(169,822)	—	169,822	—
(14,819,156)	11/6/2018	Societe Generale	(0.43)%	iShares® MSCI Emerging Markets ETF	(1,145,489)	—	1,145,489	—
(3,211,368)	11/6/2019	UBS AG	(0.83)%	iShares® MSCI Emerging Markets ETF	(119,737)	—	119,737	—
(30,620,907)					(7,074,415)
				Total Depreciation	(7,074,415)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT MSCI EMERGING MARKETS EEV :: 165

Investments	Principal Amount	Value
Short-Term Investments — 54.9%
Repurchase Agreements (a) — 54.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,854,761 (Cost $2,854,621)	$2,854,621	$2,854,621
Total Investments — 54.9% (Cost $2,854,621)		2,854,621
Other assets less liabilities — 45.1%		2,344,175
Net Assets — 100.0%		$5,198,796

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(517,984)
Net unrealized depreciation	$(517,984)
Federal income tax cost	$2,854,621

Swap Agreements1,6

UltraShort MSCI Japan had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(901,676)	11/6/2019	Bank of America NA	(1.48)%	iShares® MSCI Japan ETF	(64,794)	—	—	(64,794)
(2,821,612)	11/6/2019	Credit Suisse International	(1.83)%	iShares® MSCI Japan ETF	(104,525)	—	104,525	—
(1,347,489)	11/6/2019	Morgan Stanley & Co. International plc	(1.88)%	iShares® MSCI Japan ETF	(42,047)	—	42,047	—
(3,536,294)	11/6/2019	Societe Generale	(1.33)%	iShares® MSCI Japan ETF	(82,230)	—	38,000	(44,230)
(1,805,013)	11/6/2019	UBS AG	(1.28)%	iShares® MSCI Japan ETF	(224,388)	—	224,388	—
(10,412,084)					(517,984)
				Total Depreciation	(517,984)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

See accompanying notes to the financial statements.

166 :: EWV ULTRASHORT MSCI JAPAN :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 98.3%
Repurchase Agreements (a) — 98.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $31,356,778 (Cost $31,355,248)	$31,355,248	$31,355,248
Total Investments — 98.3% (Cost $31,355,248)		31,355,248
Other assets less liabilities — 1.7%		532,760
Net Assets — 100.0%		$31,888,008

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$96,464
Aggregate gross unrealized depreciation	(3,205,324)
Net unrealized depreciation	$(3,108,860)
Federal income tax cost	$31,355,248

Swap Agreements1

UltraShort Nasdaq Biotechnology had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(6,308,982)	11/6/2019	Bank of America NA	(1.60)%	NASDAQ Biotechnology Index®	(1,922,267)
(5,970,381)	11/6/2019	Bank of America NA	(1.13)%	iShares® Nasdaq Biotechnology ETF	(258,619)
(12,279,363)					(2,180,886)	—	2,180,886	—
(32,329)	11/6/2019	Citibank NA	(0.75)%	NASDAQ Biotechnology Index®	(1,316)	—	1,316	—
(123,323)	11/13/2019	Credit Suisse International	(1.38)%	NASDAQ Biotechnology Index®	(3,365)	—	3,365	—
(136,169)	11/13/2019	Morgan Stanley & Co. International plc	(1.63)%	NASDAQ Biotechnology Index®	(3,439)
(61,371)	11/13/2019	Morgan Stanley & Co. International plc	(1.08)%	iShares® Nasdaq Biotechnology ETF	(1,735)
(197,540)					(5,174)	—	5,174	—
(49,716,233)	11/6/2019	Societe Generale	(2.03)%	NASDAQ Biotechnology Index®	(1,014,583)	—	1,014,583	—
(1,430,337)	11/6/2019	UBS AG	(0.93)%	NASDAQ Biotechnology Index®	96,464	(96,464)	—	—
(63,779,125)					(3,108,860)
				Total Appreciation	96,464
				Total Depreciation	(3,205,324)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT NASDAQ BIOTECHNOLOGY BIS :: 167

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

168 :: BIS ULTRASHORT NASDAQ BIOTECHNOLOGY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 93.9%
Repurchase Agreements (a) — 93.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $22,343,451 (Cost $22,342,362)	$22,342,362	$22,342,362
Total Investments — 93.9% (Cost $22,342,362)		22,342,362
Other assets less liabilities — 6.1%		1,459,084
Net Assets — 100.0%		$23,801,446

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,452,243
Aggregate gross unrealized depreciation	(4,927,635)
Net unrealized depreciation	$(3,475,392)
Federal income tax cost	$22,342,362

Swap Agreements1

UltraShort Oil & Gas had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(978,285)	11/6/2019	Bank of America NA	(1.30)%	iShares® U.S. Energy ETF	(278,963)
(896,248)	11/6/2018	Bank of America NA	(1.73)%	Dow Jones U.S. Oil & GasSM Index	1,452,243
(1,874,533)					1,173,280	(1,173,280)	—	—
(1,680,047)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Oil & GasSM Index	(243,755)	—	243,755	—
(621,494)	11/6/2019	Goldman Sachs International	(1.90)%	Dow Jones U.S. Oil & GasSM Index	(66,670)	—	66,670	—
(26,846,402)	11/13/2019	Morgan Stanley & Co. International plc	(1.93)%	Dow Jones U.S. Oil & GasSM Index	(2,394,734)
(16,151)	11/6/2018	Morgan Stanley & Co. International plc	(1.38)%	iShares® U.S. Energy ETF	(1,878)
(26,862,553)					(2,396,612)	—	1,863,864	(532,748)
(2,914,884)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. Oil & GasSM Index	(239,076)	—	239,076	—
(13,576,701)	11/6/2019	UBS AG	(1.78)%	Dow Jones U.S. Oil & GasSM Index	(1,702,559)	—	1,702,559	—
(47,530,212)					(3,475,392)
				Total Appreciation	1,452,243
				Total Depreciation	(4,927,635)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT OIL & GAS DUG :: 169

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

170 :: DUG ULTRASHORT OIL & GAS :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 152.0%
Repurchase Agreements (b) — 42.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $109,028,594 (Cost $109,023,275)	$109,023,275	$109,023,275
U.S. Treasury Obligations (a) — 109.6%
U.S. Treasury Bills
1.51%, 6/7/2018 (c)	20,000,000	19,994,879
1.57%, 6/14/2018 (c)	13,000,000	12,992,653
1.60%, 6/21/2018 (c)	24,000,000	23,977,367
0.88%, 6/28/2018 (c)	21,000,000	20,972,871
1.61%, 7/5/2018 (c)	12,000,000	11,980,337
1.66%, 7/12/2018 (c)	13,000,000	12,974,127
1.65%, 7/19/2018 (c)	16,000,000	15,962,187
1.68%, 7/26/2018 (c)	13,000,000	12,964,548
1.71%, 8/2/2018 (c)	13,000,000	12,959,028
1.81%, 8/9/2018 (c)	13,000,000	12,954,060
1.89%, 8/16/2018 (c)	16,000,000	15,937,595
1.84%, 8/23/2018 (c)	14,000,000	13,940,165
1.86%, 8/30/2018 (c)	14,000,000	13,934,375
1.90%, 9/6/2018 (c)	6,000,000	5,969,409
1.91%, 9/13/2018 (c)	9,000,000	8,950,665
1.92%, 9/20/2018 (c)	6,000,000	5,964,850
1.90%, 9/27/2018 (c)	6,000,000	5,962,879
1.87%, 10/4/2018 (c)	5,000,000	4,966,688
1.90%, 10/11/2018 (c)	8,000,000	7,943,460
1.99%, 10/18/2018 (c)	6,000,000	5,954,709
2.00%, 10/25/2018 (c)	6,000,000	5,952,367
2.01%, 11/1/2018 (c)	6,000,000	5,949,797
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.02%, 11/8/2018 (c)	$9,000,000	$8,920,700
2.00%, 11/15/2018 (c)	7,000,000	6,935,340
2.01%, 11/23/2018 (c)	7,000,000	6,932,115
Total U.S. Treasury Obligations (Cost $281,964,228)		281,947,171
Total Short-Term Investments (Cost $390,987,503)		390,970,446
Total Investments — 152.0% (Cost $390,987,503)		390,970,446
Liabilities in excess of other assets — (52.0%)		(133,810,314)
Net Assets — 100.0%		$257,160,132

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $136,404,384.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$189,603
Aggregate gross unrealized depreciation	(112,955,429)
Net unrealized depreciation	$(112,765,826)
Federal income tax cost	$390,987,503

Futures Contracts Sold

UltraShort QQQ® had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Depreciation
NASDAQ 100 E-Mini Index	147	6/15/2018	USD	$20,509,440	$(84,638)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT QQQ® QID :: 171

Swap Agreements1

UltraShort QQQ® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(40,094,693)	11/6/2018	Bank of America NA	(2.13)%	NASDAQ-100 Index®	(23,998,515)	22,770,515	1,228,000	—
(45,162,684)	11/6/2018	Citibank NA	(2.02)%	NASDAQ-100 Index®	(28,464,724)	28,464,724	—	—
(124,596,832)	11/6/2019	Credit Suisse International	(2.23)%	NASDAQ-100 Index®	(7,556,668)	7,556,664	4	—
(136,613,940)	11/6/2019	Deutsche Bank AG	(2.10)%	NASDAQ-100 Index®	(15,412,768)	15,412,768	—	—
(11,997,971)	11/6/2019	Goldman Sachs International	(2.05)%	NASDAQ-100 Index®	186,184
(587,180)	11/6/2019	Goldman Sachs International	(1.80)%	PowerShares QQQ TrustSM, Series 1	(55,143)
(12,585,151)					131,041	(130,841)	(200)	—
(61,971,482)	11/6/2019	Morgan Stanley & Co. International plc	(2.03)%	NASDAQ-100 Index®	(870,911)
(614,186)	11/6/2019	Morgan Stanley & Co. International plc	(1.83)%	PowerShares QQQ TrustSM, Series 1	(63,069)
(62,585,668)					(933,980)	933,980	—	—
(66,279,789)	11/6/2019	Societe Generale	(2.43)%	NASDAQ-100 Index®	(25,057,402)	25,057,401	1	—
(6,164,623)	11/6/2018	UBS AG	(2.08)%	NASDAQ-100 Index®	(11,371,115)	11,371,112	3	—
(494,083,380)					(112,664,131)
				Total Appreciation	186,184
				Total Depreciation	(112,850,315)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

172 :: QID ULTRASHORT QQQ® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 92.9%
Repurchase Agreements (a) — 92.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $19,666,763 (Cost $19,665,804)	$19,665,804	$19,665,804
Total Investments — 92.9% (Cost $19,665,804)		19,665,804
Other assets less liabilities — 7.1%		1,494,405
Net Assets — 100.0%		$21,160,209

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$712,528
Aggregate gross unrealized depreciation	(2,710,715)
Net unrealized depreciation	$(1,998,187)
Federal income tax cost	$19,665,804

Swap Agreements1

UltraShort Real Estate had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(14,617,749)	11/6/2018	Bank of America NA	(2.28)%	Dow Jones U.S. Real EstateSM Index	(2,710,715)
(437,745)	11/6/2019	Bank of America NA	(1.73)%	iShares® U.S. Real Estate ETF	13,649
(15,055,494)					(2,697,066)	—	2,697,066	—
(635,488)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. Real EstateSM Index	19,629	—	—	19,629
(345,216)	11/6/2019	Goldman Sachs International	(1.90)%	Dow Jones U.S. Real EstateSM Index	6,063	—	—	6,063
(11,960,463)	11/13/2019	Morgan Stanley & Co. International plc	(1.83)%	Dow Jones U.S. Real EstateSM Index	347,220
(74,597)	11/13/2019	Morgan Stanley & Co. International plc	(1.78)%	iShares® U.S. Real Estate ETF	2,208
(12,035,060)					349,428	(309,000)	—	40,428
(10,784,167)	11/6/2019	Societe Generale	(1.73)%	Dow Jones U.S. Real EstateSM Index	158,385	(130,204)	—	28,181
(3,469,710)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. Real EstateSM Index	165,374	(165,374)	—	—
(42,325,135)					(1,998,187)
				Total Appreciation	712,528
				Total Depreciation	(2,710,715)

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT REAL ESTATE SRS :: 173

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

174 :: SRS ULTRASHORT REAL ESTATE :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 96.9%
Repurchase Agreements (a) — 96.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $86,231,960 (Cost $86,227,754)	$86,227,754	$86,227,754
Total Investments — 96.9% (Cost $86,227,754)		86,227,754
Other assets less liabilities — 3.1%		2,744,640
Net Assets — 100.0%		$88,972,394

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,232
Aggregate gross unrealized depreciation	(34,038,621)
Net unrealized depreciation	$(34,037,389)
Federal income tax cost	$86,227,754

Futures Contracts Sold

UltraShort Russell2000 had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	85	6/15/2018	USD	$6,944,925	$1,232

Swap Agreements1

UltraShort Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(20,009,030)	11/6/2018	Bank of America NA	(1.73)%	Russell 2000® Index	(7,938,460)	—	7,938,460	—
(3,955,188)	11/6/2019	Citibank NA	(1.40)%	Russell 2000® Index	(1,867,202)	—	1,714,000	(153,202)
(9,617,055)	11/6/2019	Credit Suisse International	(1.68)%	Russell 2000® Index	(800,637)	—	800,637	—
(16,503,181)	11/6/2019	Deutsche Bank AG	(1.35)%	Russell 2000® Index	(1,754,894)	—	1,754,894	—
(1,341,907)	11/6/2019	Goldman Sachs International	(1.40)%	Russell 2000® Index	(205,497)	—	205,497	—
(28,938,793)	11/6/2019	Morgan Stanley & Co. International plc	(1.53)%	Russell 2000® Index	(2,700,226)
(1,475,118)	11/6/2019	Morgan Stanley & Co. International plc	(1.33)%	iShares® Russell 2000 ETF	(127,790)
(30,413,911)					(2,828,016)	—	2,639,000	(189,016)
(80,877,348)	11/6/2019	Societe Generale	(1.53)%	Russell 2000® Index	(8,120,089)	—	8,120,089	—

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT RUSSELL2000 TWM :: 175

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(8,288,895)	11/6/2018	UBS AG	(1.43)%	Russell 2000® Index	(10,523,826)	—	10,383,002	(140,824)
(171,006,515)					(34,038,621)
				Total Depreciation	(34,038,621)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

176 :: TWM ULTRASHORT RUSSELL2000 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 146.3%
Repurchase Agreements (b) — 36.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $312,996,280 (Cost $312,981,012)	$312,981,012	$312,981,012
U.S. Treasury Obligations (a) — 109.4%
U.S. Treasury Bills
1.51%, 6/7/2018 (c)	65,000,000	64,983,357
1.56%, 6/14/2018 (c)	42,000,000	41,976,264
1.59%, 6/21/2018 (c)	77,000,000	76,927,384
0.87%, 6/28/2018 (c)	69,000,000	68,910,860
1.60%, 7/5/2018 (c)	39,000,000	38,936,094
1.65%, 7/12/2018 (c)	42,000,000	41,916,411
1.65%, 7/19/2018 (c)	53,000,000	52,874,744
1.68%, 7/26/2018 (c)	43,000,000	42,882,736
1.71%, 8/2/2018 (c)	43,000,000	42,864,478
1.87%, 8/9/2018 (c)	44,000,000	43,844,511
1.89%, 8/16/2018 (c)	53,000,000	52,793,285
1.84%, 8/23/2018 (c)	46,000,000	45,803,400
1.86%, 8/30/2018 (c)	46,000,000	45,784,375
1.90%, 9/6/2018 (c)	21,000,000	20,892,930
1.91%, 9/13/2018 (c)	31,000,000	30,830,068
1.92%, 9/20/2018 (c)	21,000,000	20,876,975
1.90%, 9/27/2018 (c)	19,000,000	18,882,451
1.87%, 10/4/2018 (c)	18,000,000	17,880,078
1.90%, 10/11/2018 (c)	26,000,000	25,816,245
1.99%, 10/18/2018 (c)	20,000,000	19,849,031
2.00%, 10/25/2018 (c)	20,000,000	19,841,225
2.01%, 11/1/2018 (c)	20,000,000	19,832,656
Investments	Principal Amount	Value
U.S. Treasury Obligations (a) (continued)
2.02%, 11/8/2018 (c)	$29,000,000	$28,744,478
2.00%, 11/15/2018 (c)	22,000,000	21,796,782
2.01%, 11/23/2018 (c)	22,000,000	21,786,646
Total U.S. Treasury Obligations (Cost $927,579,906)		927,527,464
Total Short-Term Investments (Cost $1,240,560,918)		1,240,508,476
Total Investments — 146.3% (Cost $1,240,560,918)		1,240,508,476
Liabilities in excess of other assets — (46.3%)		(392,404,513)
Net Assets — 100.0%		$848,103,963

(a)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $409,576,959.

(b)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(c)  The rate shown was the current yield as of May 31, 2018.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,600,384
Aggregate gross unrealized depreciation	(334,405,485)
Net unrealized depreciation	$(331,805,101)
Federal income tax cost	$1,240,560,918

Futures Contracts Sold

UltraShort S&P500® had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	320	6/15/2018	USD	$43,280,000	$398,642

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT S&P500® SDS :: 177

Swap Agreements1

UltraShort S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(150,058,762)	11/6/2018	Bank of America NA	(2.23)%	S&P 500®	(97,490,488)	89,770,488	7,720,000	—
(234,780,179)	11/6/2018	BNP Paribas SA	(2.18)%	S&P 500®	2,180,712	(587,963)	—	1,592,749
(255,644,125)	11/6/2018	Citibank NA	(2.10)%	S&P 500®	(95,313,677)	95,313,662	15	—
(172,861,197)	11/6/2019	Credit Suisse International	(2.23)%	S&P 500®	(1,432,344)	1,432,344	—	—
(88,344,379)	11/6/2019	Deutsche Bank AG	(2.17)%	S&P 500®	(3,934,696)	3,934,696	—	—
(318,450,747)	11/6/2018	Goldman Sachs International	(2.10)%	S&P 500®	(78,019,663)
(697,686)	11/6/2019	Goldman Sachs International	(2.00)%	SPDR® S&P 500® ETF Trust	8,556
(319,148,433)					(78,011,107)	73,242,105	4,769,002	—
(99,997,379)	11/6/2019	Morgan Stanley & Co. International plc	(2.13)%	S&P 500®	(1,780,151)	1,780,151	—	—
(297,347,109)	11/6/2019	Societe Generale	(2.43)%	S&P 500®	(20,224,149)	20,224,149	—	—
(34,715,810)	11/6/2018	UBS AG	(2.08)%	S&P 500®	(36,145,401)	36,145,399	2	—
(1,652,897,373)					(332,151,301)
				Total Appreciation	2,189,268
				Total Depreciation	(334,340,569)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD  U.S. Dollar

See accompanying notes to the financial statements.

178 :: SDS ULTRASHORT S&P500® :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 110.3%
Repurchase Agreements (a) — 110.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $4,322,497 (Cost $4,322,286)	$4,322,286	$4,322,286
Total Investments — 110.3% (Cost $4,322,286)		4,322,286
Liabilities in excess of other assets — (10.3%)		(402,159)
Net Assets — 100.0%		$3,920,127

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(1,113,138)
Net unrealized depreciation	$(1,113,138)
Federal income tax cost	$4,322,286

Swap Agreements1

UltraShort Semiconductors had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(890,525)	11/6/2019	Bank of America NA	(1.83)%	Dow Jones U.S. SemiconductorsSM Index[6]	(285,457)	—	260,000	(25,457)
(173,959)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. SemiconductorsSM Index[6]	(14,374)	—	—	(14,374)
(313,914)	11/13/2019	Morgan Stanley & Co. International plc	(1.83)%	Dow Jones U.S. SemiconductorsSM Index[6]	(133,610)	—	111,000	(22,610)
(5,332,080)	11/6/2019	Societe Generale	(1.93)%	Dow Jones U.S. SemiconductorsSM Index[6]	(499,598)	—	290,000	(209,598)
(1,130,081)	11/6/2019	UBS AG	(2.03)%	Dow Jones U.S. SemiconductorsSM Index[6]	(180,099)	—	67,000	(113,099)
(7,840,559)					(1,113,138)
				Total Depreciation	(1,113,138)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Semiconductors for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT SEMICONDUCTORS SSG :: 179

Investments	Principal Amount	Value
Short-Term Investments — 108.5%
Repurchase Agreements (a) — 108.5%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,474,679 (Cost $2,474,558)	$2,474,558	$2,474,558
Total Investments — 108.5% (Cost $2,474,558)		2,474,558
Liabilities in excess of other assets — (8.5%)		(193,945)
Net Assets — 100.0%		$2,280,613

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(735,494)
Net unrealized depreciation	$(735,494)
Federal income tax cost	$2,474,558

Swap Agreements1

UltraShort SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(530,042)	11/6/2019	Bank of America NA	(1.85)%	S&P SmallCap 600®	(170,718)	—	170,718	—
(711,428)	11/6/2019	Credit Suisse International	(1.83)%	S&P SmallCap 600®	(116,386)	—	110,000	(6,386)
(602,304)	11/6/2019	Deutsche Bank AG	(1.35)%	S&P SmallCap 600®	(49,602)	—	39,000	(10,602)
		Morgan Stanley & Co.
(1,473,352)	11/6/2019	International plc	(1.38)%	S&P SmallCap 600®	(180,878)	—	18,000	(162,878)
(706,178)	11/6/2019	Societe Generale	(1.33)%	S&P SmallCap 600®	(99,754)	—	20,000	(79,754)
(537,093)	11/6/2018	UBS AG	(1.78)%	S&P SmallCap 600®	(118,156)	—	67,000	(51,156)
(4,560,397)					(735,494)
				Total Depreciation	(735,494)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

180 :: SDD ULTRASHORT SMALLCAP600 :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 104.6%
Repurchase Agreements (a) — 104.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $3,361,205 (Cost $3,361,041)	$3,361,041	$3,361,041
Total Investments — 104.6% (Cost $3,361,041)		3,361,041
Liabilities in excess of other assets — (4.6%)		(149,231)
Net Assets — 100.0%		$3,211,810

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation	(934,350)
Net unrealized depreciation	$(934,350)
Federal income tax cost	$3,361,041

Swap Agreements1

UltraShort Technology had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Depreciation[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(383,335)	11/6/2019	Bank of America NA	(1.43)%	iShares® U.S. Technology ETF	(59,941)
(316,865)	11/6/2019	Bank of America NA	(1.83)%	Dow Jones U.S. TechnologySM Index[6]	(225,532)
(700,200)					(285,473)	—	250,000	(35,473)
(49,507)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. TechnologySM Index[6]	(4,413)	—	—	(4,413)
(35,399)	11/13/2019	Morgan Stanley & Co. International plc	(2.03)%	Dow Jones U.S. TechnologySM Index[6]	(16,453)
(16,911)	11/13/2019	Morgan Stanley & Co. International plc	(1.53)%	iShares® U.S. Technology ETF	(1,529)
(52,310)					(17,982)	—	10,000	(7,982)
(3,449,277)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. TechnologySM Index[6]	(402,101)	—	301,000	(101,101)
(2,170,637)	11/6/2019	UBS AG	(1.78)%	Dow Jones U.S. TechnologySM Index[6]	(224,381)	—	224,381	—
(6,421,931)					(934,350)
				Total Depreciation	(934,350)
See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT TECHNOLOGY REW :: 181

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Technology for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

182 :: REW ULTRASHORT TECHNOLOGY :: MAY 31, 2018 :: SCHEDULE OF PORTFOLIO INVESTMENTS PROSHARES TRUST

Investments	Principal Amount	Value
Short-Term Investments — 52.9%
Repurchase Agreements (a) — 52.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,901,742 (Cost $2,901,600)	$2,901,600	$2,901,600
Total Investments — 52.9% (Cost $2,901,600)		2,901,600
Other assets less liabilities — 47.1%		2,585,382
Net Assets — 100.0%		$5,486,982

(a)  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See "Repurchase Agreements" under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$856,272
Aggregate gross unrealized depreciation	(9,678)
Net unrealized appreciation	$846,594
Federal income tax cost	$2,901,600
Swap Agreements[1]

UltraShort Utilities had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date[2]	Counterparty	Rate Paid (Received)[3]	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)[4] ($)	Financial Instruments for the Benefit of (the Fund)/the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/the Counterparty ($)	Net Amount[5] ($)
(1,033,612)	11/6/2019	Bank of America NA	(1.73)%	Dow Jones U.S. UtilitiesSM Index[6]	202,612	(202,612)	—	—
(7,588,536)	11/13/2019	Credit Suisse International	(2.23)%	Dow Jones U.S. UtilitiesSM Index[6]	618,395	—	(618,395)	—
(434,825)	11/13/2019	Morgan Stanley & Co. International plc	(2.03)%	Dow Jones U.S. UtilitiesSM Index[6]	(1,039)	—	1,039	—
(348,691)	11/6/2019	Societe Generale	(1.68)%	Dow Jones U.S. UtilitiesSM Index[6]	(8,639)	—	8,639	—
(1,578,711)	11/6/2019	UBS AG	(1.68)%	Dow Jones U.S. UtilitiesSM Index[6]	35,265	—	—	35,265
(10,984,375)					846,594
				Total Appreciation	856,272
				Total Depreciation	(9,678)

1  The Fund's Swap Agreements are not accounted for as hedging instruments under ASC 815.

2  Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

3  Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

4  The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or "net" these amounts on its Statements of Assets and Liabilities.

5  Represents the "uncollateralized" amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum "thresholds" that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

6  See the Common Stocks section of the Schedule of Portfolio Investments of ProShares Ultra Utilities for the components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

PROSHARES TRUST SCHEDULE OF PORTFOLIO INVESTMENTS :: MAY 31, 2018 :: ULTRASHORT UTILITIES SDP :: 183

STATEMENTS OF ASSETS AND LIABILITIES

184 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short 20+ Year Treasury	Short 7-10 Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
ASSETS:
Securities and Repurchase Agreements, at cost	$682,430,899	$79,252,835	$1,543,003	$253,129,956	$16,915,726	$4,978,471
Securities, at value	512,058,386	—	—	189,297,884	—	—
Repurchase Agreements, at value	170,336,590	79,252,835	1,543,003	63,820,093	16,915,726	4,978,471
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	179,630	22,000	—	943,250	—	—
Segregated cash balances with custodian for swap agreements	584,000	1,040,000	270,000	2,228,357	3,024,000	1,672,000
Dividends and interest receivable	8,073	3,756	73	3,025	802	236
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	2,267,241	2,911,960	—	—	—	—
Receivable from Advisor	—	—	4,494	—	—	2,434
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	5,147,676	553,960	19,486	4,045,817	—	—
Prepaid expenses	13,039	5,781	5,264	8,478	5,467	5,294
Total Assets	690,594,635	83,790,292	1,842,320	260,346,904	19,945,995	6,658,435
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	37,755,574	—	—	12,918,095	—	—
Payable for capital shares redeemed	—	—	—	72,857	3,373	—
Advisory fees payable	410,300	28,818	—	150,279	7,342	—
Management Services fees payable	54,706	4,472	—	20,517	1,614	—
Custodian fees payable	8,562	1,010	30	3,767	242	83
Administration fees payable	35,248	9,776	7,622	22,873	7,642	7,622
Trustee fees payable	6,067	579	17	2,451	178	51
Compliance services fees payable	2,393	166	6	837	67	19
Listing, Data and related fees payable	69,842	4,148	402	51,680	4,266	3,504
Professional fees payable	25,723	17,371	16,606	20,149	16,849	16,658
Payable for variation margin on futures contracts	307,792	5,013	—	34,367	—	—
Unrealized depreciation on non-exchange traded swap agreements	20,469,904	141,577	32,638	13,091,941	812,410	1,059,475
Other liabilities	22,865	1,506	601	24,882	2,723	1,148
Total Liabilities	59,168,976	214,436	57,922	26,414,695	856,706	1,088,560
NET ASSETS	$631,425,659	$83,575,856	$1,784,398	$233,932,209	$19,089,289	$5,569,875
NET ASSETS CONSIST OF:
Paid in Capital	$1,375,405,219	$92,804,182	$9,691,831	$635,742,994	$136,173,196	$18,290,452
Accumulated undistributed net investment income (loss)	817,751	29,237	(176)	381,640	(15,699)	(10,974)
Accumulated net realized gains (losses) on investments	(729,458,617)	(9,675,120)	(7,894,105)	(393,638,282)	(116,255,798)	(11,650,128)
Net unrealized appreciation (depreciation) on:
Investments	(35,923)	—	—	(11,979)	—	—
Futures contracts	19,457	5,174	—	503,960	—	—
Non-exchange traded swap agreements	(15,322,228)	412,383	(13,152)	(9,046,124)	(812,410)	(1,059,475)
NET ASSETS	$631,425,659	$83,575,856	$1,784,398	$233,932,209	$19,089,289	$5,569,875
Shares (unlimited number of shares authorized, no par value)	27,850,000	2,875,000	100,000	3,923,755	824,851	300,000
Net Asset Value	$22.67	$29.07	$17.84	$59.62	$23.14	$18.57

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 185

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ®
ASSETS:
Securities and Repurchase Agreements, at cost	$135,128,856	$10,319,786	$16,992,585	$145,838,999	$1,479,332	$408,351,238
Securities, at value	—	—	—	—	—	297,894,858
Repurchase Agreements, at value	135,128,856	10,319,786	16,992,585	145,838,999	1,479,332	110,439,125
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	49,500	—	—	—	867,680
Segregated cash balances with custodian for swap agreements	19,033,002	1,362,000	4,352,000	30,407,004	438,227	200,036
Dividends and interest receivable	6,404	489	805	6,912	70	5,234
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	6,105	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	—	5,073	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	3,591	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	19,944	249,656	—	—
Prepaid expenses	7,785	8,192	5,690	7,421	5,271	10,181
Total Assets	154,176,047	11,749,663	21,371,024	176,509,992	1,927,973	409,417,114
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	21,857,633
Payable for capital shares redeemed	—	3,606	—	—	—	—
Advisory fees payable	84,139	943	6,693	94,466	—	195,904
Management Services fees payable	11,932	909	1,343	12,931	—	28,530
Custodian fees payable	1,908	671	213	1,763	36	4,657
Administration fees payable	17,433	7,622	7,628	13,190	7,625	25,532
Trustee fees payable	1,754	112	142	1,232	26	3,146
Compliance services fees payable	516	38	53	562	6	1,196
Listing, Data and related fees payable	13,016	—	—	—	605	57,456
Professional fees payable	18,995	16,744	16,799	18,534	16,616	21,324
Payable for variation margin on futures contracts	—	—	—	—	—	8,920
Unrealized depreciation on non-exchange traded swap agreements	13,334,189	1,117,053	2,673,433	19,478,516	302,550	57,072,026
Other liabilities	8,751	1,658	2,581	7,372	750	12,360
Total Liabilities	13,492,633	1,149,356	2,708,885	19,628,566	328,214	79,288,684
NET ASSETS	$140,683,414	$10,600,307	$18,662,139	$156,881,426	$1,599,759	$330,128,430
NET ASSETS CONSIST OF:
Paid in Capital	$192,650,246	$68,527,002	$152,369,623	$428,145,728	$9,980,266	$847,626,768
Accumulated undistributed net investment income (loss)	225,053	(5,462)	(37,232)	48,461	(5,578)	657,995
Accumulated net realized gains (losses) on investments	(38,857,696)	(56,798,798)	(131,016,763)	(252,083,903)	(8,072,379)	(460,697,145)
Net unrealized appreciation (depreciation) on:
Investments	—	—	—	—	—	(17,255)
Futures contracts	—	(5,382)	—	—	—	(369,907)
Non-exchange traded swap agreements	(13,334,189)	(1,117,053)	(2,653,489)	(19,228,860)	(302,550)	(57,072,026)
NET ASSETS	$140,683,414	$10,600,307	$18,662,139	$156,881,426	$1,599,759	$330,128,430
Shares (unlimited number of shares authorized, no par value)	6,050,000	243,667	725,000	8,600,000	75,000	10,262,500
Net Asset Value	$23.25	$43.50	$25.74	$18.24	$21.33	$32.17

See accompanying notes to the financial statements.

186 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 20+ Year Treasury	Ultra 7-10 Year Treasury
ASSETS:
Securities and Repurchase Agreements, at cost	$9,258,609	$311,379,100	$1,683,874,430	$3,423,390	$24,963,930	$18,936,088
Securities, at value	—	233,136,004	1,284,158,516	—	18,492,140	17,913,439
Repurchase Agreements, at value	9,258,609	78,230,177	399,640,900	3,423,390	5,955,214	872,029
Cash	280,000	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	304,920	3,024,560	—	22,770	3,300
Segregated cash balances with custodian for swap agreements	1,633,650	50,273	1,244	1,213,092	1,326,033	497,025
Dividends and interest receivable	439	3,708	18,941	162	113,280	73,442
Receivable for investments sold	—	—	—	—	3,262,809	1,461,204
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	5,412,669
Receivable from Advisor	—	—	—	3,384	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	26,306	—	3,296	92
Unrealized appreciation on non-exchange traded swap agreements	224,305	—	656,351	—	864,628	—
Prepaid expenses	5,375	8,900	27,382	6,896	5,762	5,763
Total Assets	11,402,378	311,733,982	1,687,554,200	4,646,924	30,045,932	26,238,963
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	15,897,941	86,415,542	—	277,446	1,459,527
Payable for capital shares redeemed	809,766	1,951,077	—	—	5,771,302	—
Advisory fees payable	1,040	150,402	885,530	—	11,277	11,983
Management Services fees payable	934	22,109	118,070	—	2,309	2,549
Custodian fees payable	206	4,312	17,758	109	999	1,273
Administration fees payable	7,624	22,736	48,121	7,541	15,742	14,565
Trustee fees payable	109	2,568	12,984	35	185	433
Compliance services fees payable	39	931	4,919	12	92	144
Listing, Data and related fees payable	2,861	109,712	—	—	4,144	4,507
Professional fees payable	16,743	20,403	36,160	16,636	16,895	17,196
Payable for variation margin on futures contracts	—	148,123	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	811,014	44,764,689	225,904,485	874,666	859,222	284,488
Other liabilities	2,310	21,398	70,966	1,248	1,494	2,152
Total Liabilities	1,652,646	63,116,401	313,514,535	900,247	6,961,107	1,798,817
NET ASSETS	$9,749,732	$248,617,581	$1,374,039,665	$3,746,677	$23,084,825	$24,440,146
NET ASSETS CONSIST OF:
Paid in Capital	$40,120,263	$904,783,320	$4,303,663,928	$49,495,680	$31,814,701	$159,427,363
Accumulated undistributed net investment income (loss)	(9,869)	530,617	3,087,334	(19,615)	105,407	111,052
Accumulated net realized gains (losses) on investments	(29,773,953)	(611,909,266)	(2,708,058,680)	(44,854,722)	(8,321,849)	(134,661,657)
Net unrealized appreciation (depreciation) on:
Investments	—	(12,919)	(75,014)	—	(516,576)	(150,620)
Futures contracts	—	(9,482)	670,231	—	(2,264)	(1,504)
Non-exchange traded swap agreements	(586,709)	(44,764,689)	(225,248,134)	(874,666)	5,406	(284,488)
NET ASSETS	$9,749,732	$248,617,581	$1,374,039,665	$3,746,677	$23,084,825	$24,440,146
Shares (unlimited number of shares authorized, no par value)	600,000	6,316,642	46,530,826	118,681	300,000	450,000
Net Asset Value	$16.25	$39.36	$29.53	$31.57	$76.95	$54.31

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 187

	Ultra Basic Materials	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials	Ultra FTSE China 50
ASSETS:
Securities and Repurchase Agreements, at cost	$64,278,393	$11,062,274	$21,178,656	$367,163,979	$678,178,095	$26,055,693
Securities, at value	52,230,787	8,772,771	18,389,447	309,860,992	769,484,657	—
Repurchase Agreements, at value	8,318,603	997,118	1,843,138	64,902,685	73,921,048	26,055,693
Cash	—	389	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	1,180,410	—	—
Segregated cash balances with custodian for swap agreements	1,439,163	652,967	598,771	9,640,466	7,268,375	16,567,206
Dividends and interest receivable	101,467	16,997	23,453	1,085,064	1,081,845	1,235
Receivable for investments sold	1,706,802	—	—	2,131,647	—	—
Due from counterparty	130,268	3,041	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	1,500,383	—	3,247,130	35,743,847	32,373,778	3,873,192
Prepaid expenses	5,940	5,380	5,492	10,990	16,687	6,025
Total Assets	65,433,413	10,448,663	24,107,431	424,556,101	884,146,390	46,503,351
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	1,750,092	—	—	2,161,398	—	—
Advisory fees payable	30,364	293	9,357	266,512	587,809	20,138
Management Services fees payable	5,358	899	2,012	36,951	77,692	3,886
Custodian fees payable	3,818	3,322	5,826	8,513	20,942	851
Administration fees payable	19,429	15,566	15,587	39,926	53,043	9,887
Trustee fees payable	566	110	207	3,988	8,201	457
Compliance services fees payable	229	37	85	1,579	3,345	170
Listing, Data and related fees payable	15,371	2,979	5,009	97,006	216,009	35,599
Professional fees payable	17,450	16,743	16,899	22,627	29,165	17,268
Payable for variation margin on futures contracts	—	—	—	143,190	—	—
Unrealized depreciation on non-exchange traded swap agreements	3,429,872	561,184	195,098	529,553	—	3,125,828
Other liabilities	4,721	1,346	1,806	19,845	29,918	4,757
Total Liabilities	5,277,270	602,479	251,886	3,331,088	1,026,124	3,218,841
NET ASSETS	$60,156,143	$9,846,184	$23,855,545	$421,225,013	$883,120,266	$43,284,510
NET ASSETS CONSIST OF:
Paid in Capital	$38,779,814	$9,050,376	$15,499,269	$276,286,896	$641,833,091	$30,301,661
Accumulated undistributed net investment income (loss)	235,635	67,617	14,362	1,061,658	3,594,100	(239,365)
Accumulated net realized gains (losses) on investments	26,799,186	2,581,760	6,235,953	100,730,884	40,091,687	12,474,850
Net unrealized appreciation (depreciation) on:
Investments	(3,729,003)	(1,292,385)	(946,071)	7,599,698	165,227,610	—
Futures contracts	—	—	—	331,583	—	—
Non-exchange traded swap agreements	(1,929,489)	(561,184)	3,052,032	35,214,294	32,373,778	747,364
NET ASSETS	$60,156,143	$9,846,184	$23,855,545	$421,225,013	$883,120,266	$43,284,510
Shares (unlimited number of shares authorized, no par value)	875,000	250,000	275,000	9,950,000	21,507,750	525,000
Net Asset Value	$68.75	$39.38	$86.75	$42.33	$41.06	$82.45

See accompanying notes to the financial statements.

188 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra FTSE Europe	Ultra Gold Miners	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra MidCap400
ASSETS:
Securities and Repurchase Agreements, at cost	$8,106,899	$7,585,332	$94,706,104	$2,696,862	$24,822,836	$131,283,160
Securities, at value	—	6,976,894	83,666,014	2,319,177	22,321,782	129,828,324
Repurchase Agreements, at value	8,106,899	428,826	2,557,151	326,437	845,571	5,602,323
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	247,500
Segregated cash balances with custodian for swap agreements	3,345,168	2,600,665	3,024,841	512,000	916,120	6,242,557
Dividends and interest receivable	384	20	159,811	15	51,188	162,795
Receivable for investments sold	—	—	—	—	—	1,190,032
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	2,141	—	10,793	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	2,720,713	69,820	2,769,237	12,012,522
Prepaid expenses	5,402	5,367	6,444	5,278	5,568	9,559
Total Assets	11,457,853	10,013,913	92,134,974	3,243,520	26,909,466	155,295,612
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	1,128,697
Payable for capital shares redeemed	—	—	—	—	—	—
Advisory fees payable	1,562	—	43,748	—	6,466	106,136
Management Services fees payable	990	—	7,613	—	2,251	13,089
Custodian fees payable	180	176	6,438	41	7,782	7,200
Administration fees payable	7,624	15,491	23,461	15,504	15,664	28,877
Trustee fees payable	108	90	822	30	240	1,355
Compliance services fees payable	41	32	316	11	95	556
Listing, Data and related fees payable	2,668	1,885	23,931	13,125	6,465	—
Professional fees payable	16,746	16,718	17,836	16,627	16,946	29,316
Payable for variation margin on futures contracts	—	—	—	—	—	58,105
Unrealized depreciation on non-exchange traded swap agreements	416,833	603,957	2,560,520	—	459,502	—
Other liabilities	1,237	1,580	7,458	631	1,935	9,449
Total Liabilities	447,989	639,929	2,692,143	45,969	517,346	1,382,780
NET ASSETS	$11,009,864	$9,373,984	$89,442,831	$3,197,551	$26,392,120	$153,912,832
NET ASSETS CONSIST OF:
Paid in Capital	$8,719,405	$14,043,477	$63,890,518	$3,185,773	$16,986,430	$276,609,504
Accumulated undistributed net investment income (loss)	(46,075)	(61,881)	245,734	13,785	71,659	170,599
Accumulated net realized gains (losses) on investments	2,753,367	(3,824,043)	33,629,325	(20,579)	8,679,779	(139,223,519)
Net unrealized appreciation (depreciation) on:
Investments	—	(179,612)	(8,482,939)	(51,248)	(1,655,483)	4,147,487
Futures contracts	—	—	—	—	—	196,239
Non-exchange traded swap agreements	(416,833)	(603,957)	160,193	69,820	2,309,735	12,012,522
NET ASSETS	$11,009,864	$9,373,984	$89,442,831	$3,197,551	$26,392,120	$153,912,832
Shares (unlimited number of shares authorized, no par value)	200,000	249,969	1,025,000	50,000	375,000	3,625,000
Net Asset Value	$55.05	$37.50	$87.26	$63.95	$70.38	$42.46

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 189

	Ultra MSCI Brazil Capped	Ultra MSCI EAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Oil & Gas
ASSETS:
Securities and Repurchase Agreements, at cost	$10,325,371	$7,419,329	$38,895,374	$5,548,537	$393,866,592	$117,065,479
Securities, at value	—	—	—	—	322,246,666	95,285,968
Repurchase Agreements, at value	10,325,371	7,419,329	38,895,374	5,548,537	38,200,595	10,450,681
Cash	—	—	—	—	1	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	11,039,729	4,129,000	14,021,162	3,686,771	209,192	6,909,282
Dividends and interest receivable	489	352	1,843	263	193,164	457,447
Receivable for investments sold	—	—	—	—	2,763,051	4,268,787
Due from counterparty	—	—	—	—	—	151,538
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	842,248	2,481,224	786,481	12,361,307	13,948,914
Prepaid expenses	5,701	5,452	6,261	5,430	8,035	6,507
Total Assets	21,371,290	12,396,381	55,405,864	10,027,482	375,982,011	131,479,124
LIABILITIES:
Cash overdraft	20,000	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	2,896,232	—	—	—	2,799,580	4,369,924
Advisory fees payable	6,080	3,551	29,205	1,708	179,372	74,499
Management Services fees payable	1,597	1,318	4,789	1,063	29,951	11,178
Custodian fees payable	192	249	821	208	20,480	4,488
Administration fees payable	7,622	8,018	11,111	7,625	40,832	25,530
Trustee fees payable	290	153	638	119	3,293	1,101
Compliance services fees payable	73	61	194	48	1,279	497
Listing, Data and related fees payable	237	180	664	—	60,888	28,491
Professional fees payable	16,963	16,813	17,471	16,763	21,625	18,329
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	8,809,621	836,845	4,037,983	561,747	9,542,129	233,444
Other liabilities	1,575	1,404	3,597	1,119	30,573	12,353
Total Liabilities	11,760,482	868,592	4,106,473	590,400	12,730,002	4,779,834
NET ASSETS	$9,610,808	$11,527,789	$51,299,391	$9,437,082	$363,252,009	$126,699,290
NET ASSETS CONSIST OF:
Paid in Capital	$25,565,139	$17,467,075	$54,164,638	$5,304,967	$427,789,835	$165,239,834
Accumulated undistributed net investment income (loss)	(60,527)	(60,386)	(123,260)	(29,665)	(2,548,133)	907,053
Accumulated net realized gains (losses) on investments	(7,084,183)	(5,884,303)	(1,185,228)	3,937,046	(31,389,540)	(41,834,237)
Net unrealized appreciation (depreciation) on:
Investments	—	—	—	—	(33,419,331)	(11,328,830)
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(8,809,621)	5,403	(1,556,759)	224,734	2,819,178	13,715,470
NET ASSETS	$9,610,808	$11,527,789	$51,299,391	$9,437,082	$363,252,009	$126,699,290
Shares (unlimited number of shares authorized, no par value)	166,557	275,000	600,000	225,000	6,500,000	2,925,000
Net Asset Value	$57.70	$41.92	$85.50	$41.94	$55.88	$43.32

See accompanying notes to the financial statements.

190 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	Ultra QQQ®	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600
ASSETS:
Securities and Repurchase Agreements, at cost	$1,415,922,634	$141,699,143	$241,659,178	$2,148,802,991	$70,750,329	$25,604,188
Securities, at value	1,465,356,839	109,561,415	201,620,185	1,883,830,840	64,774,808	23,019,377
Repurchase Agreements, at value	58,873,725	14,615,195	41,981,505	249,535,296	8,814,166	748,625
Cash	—	—	62,296	23	—	—
Segregated cash balances with brokers for futures contracts	6,450,180	—	1,150,380	7,595,280	—	—
Segregated cash balances with custodian for swap agreements	33,251,606	4,133,767	1,035,090	87,520,444	398,287	475,845
Dividends and interest receivable	1,670,039	63,468	127,373	3,889,763	197,665	15,210
Receivable for investments sold	4,227,267	—	8,368	6,427,709	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	4,009,021	11,039,066	—	—
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	230,756,414	13,021,109	18,464,611	100,652,668	8,667,064	4,266,436
Prepaid expenses	26,368	6,766	7,508	37,243	6,352	7,211
Total Assets	1,800,612,438	141,401,720	268,466,337	2,350,528,332	82,858,342	28,532,704
LIABILITIES:
Cash overdraft	434	—	—	—	—	27
Payable for investments purchased	—	—	3,950,885	1,334,898	—	—
Payable for capital shares redeemed	4,256,403	—	—	5,594,892	—	—
Advisory fees payable	1,045,759	75,406	158,385	1,460,103	41,505	21,455
Management Services fees payable	147,410	10,988	19,782	194,679	6,866	2,346
Custodian fees payable	34,988	6,814	109,997	117,776	1,995	13,208
Administration fees payable	64,131	26,482	32,634	72,160	22,125	15,774
Trustee fees payable	15,303	1,150	1,880	21,042	751	260
Compliance services fees payable	6,382	436	829	8,347	294	98
Listing, Data and related fees payable	279,662	32,532	81,045	—	18,465	—
Professional fees payable	40,055	18,334	19,524	48,436	17,714	16,970
Payable for variation margin on futures contracts	5,248	—	113,262	853,886	—	—
Unrealized depreciation on non-exchange traded swap agreements	11,558,847	9,415,713	—	480,322	2,897,609	53,912
Other liabilities	24,564	10,608	11,009	57,936	6,249	1,649
Total Liabilities	17,479,186	9,598,463	4,499,232	10,244,477	3,013,573	125,699
NET ASSETS	$1,783,133,252	$131,803,257	$263,967,105	$2,340,283,855	$79,844,769	$28,407,005
NET ASSETS CONSIST OF:
Paid in Capital	$1,007,639,174	$100,757,893	$405,263,124	$1,631,954,715	$44,008,298	$14,214,312
Accumulated undistributed net investment income (loss)	752,076	4,176,779	1,120,492	6,527,475	309,116	48,194
Accumulated net realized gains (losses) on investments	441,354,923	40,785,722	(164,230,546)	614,095,499	26,919,255	11,768,161
Net unrealized appreciation (depreciation) on:
Investments	108,307,930	(17,522,533)	1,942,512	(15,436,855)	2,838,645	(1,836,186)
Futures contracts	5,881,582	—	1,406,912	2,970,675	—	—
Non-exchange traded swap agreements	219,197,567	3,605,396	18,464,611	100,172,346	5,769,455	4,212,524
NET ASSETS	$1,783,133,252	$131,803,257	$263,967,105	$2,340,283,855	$79,844,769	$28,407,005
Shares (unlimited number of shares authorized, no par value)	21,000,000	2,158,744	3,350,000	21,200,000	1,625,000	250,000
Net Asset Value	$84.91	$61.06	$78.80	$110.39	$49.14	$113.63
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 191

	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro Financial Select Sector	UltraPro MidCap400
ASSETS:
Securities and Repurchase Agreements, at cost	$296,955,982	$2,800,859	$11,904,466	$554,238,416	$57,395,838	$34,015,797
Securities, at value	295,595,690	2,353,198	10,847,847	452,307,760	47,641,075	29,568,982
Repurchase Agreements, at value	12,644,005	320,660	585,123	80,733,488	7,153,055	2,528,542
Cash	3,783	—	—	590,000	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	1,498,420	—	74,250
Segregated cash balances with custodian for swap agreements	1,771,750	168,252	367,233	27,591,297	3,503,450	1,236,713
Dividends and interest receivable	430,056	550	56,425	1,667,575	88,971	39,747
Receivable for investments sold	—	—	—	4,360,024	—	3,264,667
Due from counterparty	—	—	5,949	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	6,199	551	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	32,220,656	45,302	529,475	38,231,947	2,432,423	3,237,863
Prepaid expenses	9,169	5,261	5,399	13,785	6,071	7,393
Total Assets	342,675,109	2,899,422	12,398,002	606,994,296	60,825,045	39,958,157
LIABILITIES:
Cash overdraft	—	—	—	—	811	20
Payable for investments purchased	—	—	—	—	—	256,915
Payable for capital shares redeemed	—	—	—	4,474,696	—	3,080,439
Advisory fees payable	191,085	—	—	355,691	25,909	15,596
Management Services fees payable	28,274	—	—	49,192	4,926	3,198
Custodian fees payable	18,486	328	1,451	13,805	4,458	15,569
Administration fees payable	36,158	15,512	15,529	41,280	19,090	15,956
Trustee fees payable	2,761	26	113	5,804	560	326
Compliance services fees payable	1,231	10	39	2,098	219	137
Listing, Data and related fees payable	68,445	602	3,742	117,131	16,599	—
Professional fees payable	20,910	16,620	16,754	24,978	17,411	17,086
Payable for variation margin on futures contracts	—	—	—	276,882	—	8,960
Unrealized depreciation on non-exchange traded swap agreements	271,687	190,998	72,023	25,000,050	4,114,474	787,491
Other liabilities	17,655	1,189	1,958	17,159	1,826	2,274
Total Liabilities	656,692	225,285	111,609	30,378,766	4,206,283	4,203,967
NET ASSETS	$342,018,417	$2,674,137	$12,286,393	$576,615,530	$56,618,762	$35,754,190
NET ASSETS CONSIST OF:
Paid in Capital	$174,276,495	$3,739,606	$12,556,131	$436,084,618	$45,494,730	$6,724,507
Accumulated undistributed net investment income (loss)	459,313	106,306	105,534	1,544,995	152,029	28,546
Accumulated net realized gains (losses) on investments	124,049,927	(899,078)	(361,228)	146,470,984	15,255,762	28,386,707
Net unrealized appreciation (depreciation) on:
Investments	11,283,713	(127,001)	(471,496)	(21,197,168)	(2,601,708)	(1,918,273)
Futures contracts	—	—	—	480,204	—	82,331
Non-exchange traded swap agreements	31,948,969	(145,696)	457,452	13,231,897	(1,682,051)	2,450,372
NET ASSETS	$342,018,417	$2,674,137	$12,286,393	$576,615,530	$56,618,762	$35,754,190
Shares (unlimited number of shares authorized, no par value)	3,250,000	75,000	275,000	6,650,000	625,004	300,000
Net Asset Value	$105.24	$35.66	$44.68	$86.71	$90.59	$119.18

See accompanying notes to the financial statements.

192 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraPro Nasdaq Biotechnology	UltraPro QQQ®	UltraPro Russell2000	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM
ASSETS:
Securities and Repurchase Agreements, at cost	$40,115,442	$2,867,997,299	$124,500,883	$1,382,275,115	$86,303,109	$231,043,702
Securities, at value	29,095,027	2,625,261,373	99,574,382	1,158,701,154	—	159,428,777
Repurchase Agreements, at value	7,047,626	256,246,054	18,690,494	179,688,766	86,303,109	71,605,501
Cash	—	—	31,059	600,003	1,290,000	—
Segregated cash balances with brokers for futures contracts	—	15,560,820	509,355	3,431,120	58,190	797,720
Segregated cash balances with custodian for swap agreements	415,881	20,112,422	1,011,913	54,443,955	10,615,631	595,004
Dividends and interest receivable	17,967	3,150,828	65,619	2,433,779	4,090	3,394
Receivable for investments sold	1,614,243	80,516,971	—	7,603,456	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	1,124,032	—	1,455	—	3,948
Unrealized appreciation on non-exchange traded swap agreements	2,249,312	559,033,663	34,682,728	82,471,193	5,699,351	3,182,436
Prepaid expenses	2,958	52,414	6,835	26,785	6,391	7,473
Total Assets	40,443,014	3,561,058,577	154,572,385	1,489,401,666	103,976,762	235,624,253
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	826,199	—	12,918,095
Payable for capital shares redeemed	1,610,975	81,040,610	—	6,948,214	1,352,187	—
Advisory fees payable	4,769	2,113,676	157,481	928,132	60,247	105,754
Management Services fees payable	3,094	294,777	12,467	123,750	8,331	15,205
Custodian fees payable	10,513	58,999	115,337	105,543	1,695	2,564
Administration fees payable	17,194	85,962	28,149	55,578	13,626	19,628
Trustee fees payable	380	33,892	1,294	13,894	899	1,685
Compliance services fees payable	136	12,635	522	5,399	369	673
Listing, Data and related fees payable	6,486	580,992	57,113	—	9,333	33,427
Professional fees payable	17,147	66,214	18,554	37,290	17,946	19,131
Payable for variation margin on futures contracts	—	—	100,067	—	85,168	—
Unrealized depreciation on non-exchange traded swap agreements	1,719,172	27,769,867	1,376,223	35,105,153	7,307,335	45,033,907
Other liabilities	3,843	43,075	6,059	27,667	2,874	15,612
Total Liabilities	3,393,709	112,100,699	1,873,266	44,176,819	8,860,010	58,165,681
NET ASSETS	$37,049,305	$3,448,957,878	$152,699,119	$1,445,224,847	$95,116,752	$177,458,572
NET ASSETS CONSIST OF:
Paid in Capital	$63,812,048	$1,448,896,410	$60,339,856	$737,205,630	$202,577,032	$618,608,161
Accumulated undistributed net investment income (loss)	(274,786)	(4,134,997)	12,823	3,403,286	(42,808)	404,156
Accumulated net realized gains (losses) on investments	(23,045,308)	1,446,103,735	65,044,441	699,419,878	(105,815,791)	(399,988,342)
Net unrealized appreciation (depreciation) on:
Investments	(3,972,789)	13,510,128	(6,236,007)	(43,885,195)	—	(9,424)
Futures contracts	—	13,318,806	231,501	1,715,208	6,303	295,492
Non-exchange traded swap agreements	530,140	531,263,796	33,306,505	47,366,040	(1,607,984)	(41,851,471)
NET ASSETS	$37,049,305	$3,448,957,878	$152,699,119	$1,445,224,847	$95,116,752	$177,458,572
Shares (unlimited number of shares authorized, no par value)	1,149,915	61,850,000	1,600,000	31,200,000	3,574,917	9,586,276
Net Asset Value	$32.22	$55.76	$95.44	$46.32	$26.61	$18.51

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 193

	UltraPro Short Financial Select Sector	UltraPro Short MidCap400	UltraPro Short Nasdaq Biotechnology	UltraPro Short QQQ®	UltraPro Short Russell2000	UltraPro Short S&P500®
ASSETS:
Securities and Repurchase Agreements, at cost	$776,197	$1,704,809	$2,559,534	$904,631,491	$69,410,618	$750,411,053
Securities, at value	—	—	—	613,727,325	—	538,001,379
Repurchase Agreements, at value	776,197	1,704,809	2,559,534	290,881,093	69,410,618	212,372,696
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	16,500	—	2,437,160	360,360	1,934,240
Segregated cash balances with custodian for swap agreements	542,551	351,650	2,057,220	13,599,003	32,830,000	4,260,007
Dividends and interest receivable	37	81	121	13,786	3,290	10,065
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	14,977,814	—	2,002,322
Receivable from Advisor	5,555	4,858	2,807	—	—	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	4,681	—	85,952	80,607	—
Unrealized appreciation on non-exchange traded swap agreements	—	72,984	58,443	534,909	—	1,427,261
Prepaid expenses	5,242	6,996	2,431	11,259	5,813	14,282
Total Assets	1,329,582	2,162,559	4,680,556	936,268,301	102,690,688	760,022,252
LIABILITIES:
Cash overdraft	—	—	—	—	2,082,000	—
Payable for investments purchased	—	—	—	61,659,475	—	44,730,259
Payable for capital shares redeemed	—	—	659	1,498,404	1,225,532	2,155,452
Advisory fees payable	—	—	—	341,966	26,453	290,812
Management Services fees payable	—	—	—	47,371	4,881	38,775
Custodian fees payable	26	524	100	6,733	1,506	6,786
Administration fees payable	7,625	7,625	6,643	33,328	11,823	31,414
Trustee fees payable	7	20	38	4,217	481	3,795
Compliance services fees payable	2	6	14	2,190	199	1,655
Listing, Data and related fees payable	1,381	—	701	86,057	24,339	—
Professional fees payable	16,591	16,611	16,639	23,619	17,348	22,639
Payable for variation margin on futures contracts	—	—	—	—	—	801,051
Unrealized depreciation on non-exchange traded swap agreements	551,981	165,990	842,491	287,649,427	29,811,305	248,122,418
Other liabilities	605	841	971	16,232	6,719	30,472
Total Liabilities	578,218	191,617	868,256	351,369,019	33,212,586	296,235,528
NET ASSETS	$751,364	$1,970,942	$3,812,300	$584,899,282	$69,478,102	$463,786,724
NET ASSETS CONSIST OF:
Paid in Capital	$8,541,321	$30,069,487	$7,042,619	$2,014,673,694	$363,459,978	$2,610,332,620
Accumulated undistributed net investment income (loss)	(780)	(6,038)	(37,706)	1,497,658	99,957	1,481,088
Accumulated net realized gains (losses) on investments	(7,237,196)	(27,997,328)	(2,408,565)	(1,143,751,620)	(264,230,217)	(1,901,570,088)
Net unrealized appreciation (depreciation) on:
Investments	—	—	—	(23,073)	—	(36,978)
Futures contracts	—	(2,173)	—	(382,859)	(40,311)	275,239
Non-exchange traded swap agreements	(551,981)	(93,006)	(784,048)	(287,114,518)	(29,811,305)	(246,695,157)
NET ASSETS	$751,364	$1,970,942	$3,812,300	$584,899,282	$69,478,102	$463,786,724
Shares (unlimited number of shares authorized, no par value)	93,723	218,686	199,967	39,035,293	2,763,142	11,348,634
Net Asset Value	$8.02	$9.01	$19.06	$14.98	$25.14	$40.87

See accompanying notes to the financial statements.

194 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort 20+ Year Treasury	UltraShort 7-10 Year Treasury	UltraShort Basic Materials	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM
ASSETS:
Securities and Repurchase Agreements, at cost	$1,899,476,900	$133,125,361	$3,051,339	$2,277,159	$1,327,346	$184,935,375
Securities, at value	1,487,355,648	—	—	—	—	134,501,104
Repurchase Agreements, at value	411,993,239	133,125,361	3,051,339	2,277,159	1,327,346	50,428,501
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	1,070,190	29,700	—	—	—	560,560
Segregated cash balances with custodian for swap agreements	650,032	3,236,766	4,695,160	244,707	482,007	4,446,944
Dividends and interest receivable	19,526	6,309	145	108	63	2,390
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	27,007,161	—	—	—	—	—
Receivable from Advisor	—	—	2,513	4,393	4,989	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	40,374
Unrealized appreciation on non-exchange traded swap agreements	67,506,813	6,261,110	—	197,675	—	4,312,876
Prepaid expenses	33,330	7,257	5,306	5,269	5,255	6,735
Total Assets	1,995,635,939	142,666,503	7,754,463	2,729,311	1,819,660	194,299,484
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	96,337,507	—	—	—	—	9,938,248
Payable for capital shares redeemed	—	—	3,272	—	—	54,835
Advisory fees payable	1,231,816	96,208	—	—	—	87,656
Management Services fees payable	164,241	12,755	—	—	—	12,326
Custodian fees payable	27,379	2,286	70	41	18	2,471
Administration fees payable	56,234	16,869	7,624	7,625	7,625	15,887
Trustee fees payable	18,828	1,483	49	23	13	1,339
Compliance services fees payable	7,293	559	17	9	4	501
Listing, Data and related fees payable	223,145	14,364	1,151	571	329	31,242
Professional fees payable	45,021	18,779	16,654	16,617	16,601	18,608
Payable for variation margin on futures contracts	1,107,043	6,767	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	52,424,700	447,022	3,192,111	38,201	448,451	40,932,883
Other liabilities	57,550	4,296	18,998	1,114	2,726	30,717
Total Liabilities	151,700,757	621,388	3,239,946	64,201	475,767	51,126,713
NET ASSETS	$1,843,935,182	$142,045,115	$4,514,517	$2,665,110	$1,343,893	$143,172,771
NET ASSETS CONSIST OF:
Paid in Capital	$8,143,801,206	$446,524,685	$198,578,945	$26,464,670	$63,806,899	$1,063,499,630
Accumulated undistributed net investment income (loss)	2,949,810	27,086	(22,200)	2,721	1,853	316,228
Accumulated net realized gains (losses) on investments	(6,317,885,856)	(310,331,861)	(190,850,117)	(23,961,755)	(62,016,408)	(884,309,153)
Net unrealized appreciation (depreciation) on:
Investments	(128,013)	—	—	—	—	(5,770)
Futures contracts	115,922	11,117	—	—	—	291,843
Non-exchange traded swap agreements	15,082,113	5,814,088	(3,192,111)	159,474	(448,451)	(36,620,007)
NET ASSETS	$1,843,935,182	$142,045,115	$4,514,517	$2,665,110	$1,343,893	$143,172,771
Shares (unlimited number of shares authorized, no par value)	51,206,929	6,250,000	170,356	162,457	62,317	4,204,272
Net Asset Value	$36.01	$22.73	$26.50	$16.41	$21.57	$34.05

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 195

	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe	UltraShort Gold Miners	UltraShort Health Care	UltraShort Industrials
ASSETS:
Securities and Repurchase Agreements, at cost	$16,472,625	$23,890,301	$16,198,581	$1,148,008	$1,053,159	$2,621,825
Securities, at value	—	—	—	—	—	—
Repurchase Agreements, at value	16,472,625	23,890,301	16,198,581	1,148,008	1,053,159	2,621,825
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	12,434,668	17,439,999	13,564,460	1,196,000	228,092	470,256
Dividends and interest receivable	781	1,132	768	54	50	124
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	768	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	—	—	—	5,040	5,616	3,852
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	764,432	—	—	93,993	18	136,818
Prepaid expenses	5,549	5,516	5,498	5,264	5,247	5,272
Total Assets	29,678,055	41,336,948	29,769,307	2,448,359	1,292,950	3,238,147
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	40,918	—	—	—	—
Advisory fees payable	13,048	11,532	8,251	—	—	—
Management Services fees payable	2,302	2,352	1,485	—	—	—
Custodian fees payable	396	348	310	97	46	40
Administration fees payable	7,510	7,638	7,590	7,617	7,625	7,625
Trustee fees payable	263	257	165	20	10	25
Compliance services fees payable	94	98	60	7	3	12
Listing, Data and related fees payable	6,800	17,712	4,882	508	249	616
Professional fees payable	16,974	16,969	16,830	16,613	16,596	16,621
Payable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	1,989,384	13,309,598	11,340,174	85,976	231,677	167,136
Other liabilities	6,450	6,171	3,693	786	623	3,645
Total Liabilities	2,043,221	13,413,593	11,383,440	111,624	256,829	195,720
NET ASSETS	$27,634,834	$27,923,355	$18,385,867	$2,336,735	$1,036,121	$3,042,427
NET ASSETS CONSIST OF:
Paid in Capital	$740,382,890	$398,249,697	$263,830,250	$3,421,019	$13,215,202	$41,718,199
Accumulated undistributed net investment income (loss)	(44,452)	(64,882)	(39,207)	(8,217)	(2,897)	1,664
Accumulated net realized gains (losses) on investments	(711,478,652)	(356,951,862)	(234,065,002)	(1,084,084)	(11,944,525)	(38,647,118)
Net unrealized appreciation (depreciation) on:
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(1,224,952)	(13,309,598)	(11,340,174)	8,017	(231,659)	(30,318)
NET ASSETS	$27,634,834	$27,923,355	$18,385,867	$2,336,735	$1,036,121	$3,042,427
Shares (unlimited number of shares authorized, no par value)	1,344,832	451,947	587,119	162,436	35,905	185,842
Net Asset Value	$20.55	$61.78	$31.32	$14.39	$28.86	$16.37

See accompanying notes to the financial statements.

196 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology
ASSETS:
Securities and Repurchase Agreements, at cost	$3,854,306	$21,540,425	$2,702,250	$14,176,324	$2,854,621	$31,355,248
Securities, at value	—	—	—	—	—	—
Repurchase Agreements, at value	3,854,306	21,540,425	2,702,250	14,176,324	2,854,621	31,355,248
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	33,000	—	—	—	—	—
Segregated cash balances with custodian for swap agreements	673,304	4,547,000	484,000	8,285,000	2,880,006	4,227,000
Dividends and interest receivable	183	1,021	128	672	135	1,486
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	—	—	—	—	—
Receivable from Advisor	3,455	—	3,746	—	2,224	—
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	4,617,048	22,975	—	—	96,464
Prepaid expenses	8,070	5,663	5,274	6,036	5,594	3,003
Total Assets	4,572,318	30,711,157	3,218,373	22,468,032	5,742,580	35,683,201
LIABILITIES:
Cash overdraft	—	—	—	—	—	540,000
Payable for investments purchased	—	—	—	—	—	—
Payable for capital shares redeemed	—	4,685	—	7,254	—	—
Advisory fees payable	—	11,804	—	4,283	—	14,374
Management Services fees payable	—	2,146	—	1,267	—	2,807
Custodian fees payable	519	375	35	331	102	488
Administration fees payable	7,625	7,528	7,625	7,525	7,624	5,512
Trustee fees payable	35	197	28	129	46	297
Compliance services fees payable	13	91	11	50	16	113
Listing, Data and related fees payable	—	—	26	—	—	5,981
Professional fees payable	16,634	16,898	16,624	16,785	16,652	17,033
Payable for variation margin on futures contracts	1,089	—	—	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	988,182	494,097	12,214	7,074,415	517,984	3,205,324
Other liabilities	2,660	3,104	890	4,143	1,360	3,264
Total Liabilities	1,016,757	540,925	37,453	7,116,182	543,784	3,795,193
NET ASSETS	$3,555,561	$30,170,232	$3,180,920	$15,351,850	$5,198,796	$31,888,008
NET ASSETS CONSIST OF:
Paid in Capital	$82,087,635	$88,037,797	$33,539,677	$241,656,352	$39,350,229	$87,753,502
Accumulated undistributed net investment income (loss)	2,165	(42,107)	(4,163)	(8,210)	(33,957)	(47,472)
Accumulated net realized gains (losses) on investments	(77,543,892)	(61,948,409)	(30,365,355)	(219,221,877)	(33,599,492)	(52,709,162)
Net unrealized appreciation (depreciation) on:
Futures contracts	(2,165)	—	—	—	—	—
Non-exchange traded swap agreements	(988,182)	4,122,951	10,761	(7,074,415)	(517,984)	(3,108,860)
NET ASSETS	$3,555,561	$30,170,232	$3,180,920	$15,351,850	$5,198,796	$31,888,008
Shares (unlimited number of shares authorized, no par value)	204,498	559,879	137,428	363,771	199,913	1,584,998
Net Asset Value	$17.39	$53.89	$23.15	$42.20	$26.01	$20.12

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 197

	UltraShort Oil & Gas	UltraShort QQQ®	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors
ASSETS:
Securities and Repurchase Agreements, at cost	$22,342,362	$390,987,503	$19,665,804	$86,227,754	$1,240,560,918	$4,322,286
Securities, at value	—	281,947,171	—	—	927,527,464	—
Repurchase Agreements, at value	22,342,362	109,023,275	19,665,804	86,227,754	312,981,012	4,322,286
Cash	—	—	—	—	—	—
Segregated cash balances with brokers for futures contracts	—	937,860	—	294,525	1,971,200	—
Segregated cash balances with custodian for swap agreements	4,990,324	1,234,144	3,544,269	36,112,592	12,507,453	729,078
Dividends and interest receivable	1,059	5,167	932	4,087	14,834	205
Receivable for investments sold	—	—	—	—	—	—
Due from counterparty	—	—	—	—	—	—
Receivable for capital shares issued	—	4,290,137	—	746,434	—	—
Receivable from Advisor	—	—	—	—	—	3,679
Reclaims receivable	—	—	—	—	—	—
Receivable for variation margin on futures contracts	—	—	—	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	1,452,243	186,184	712,528	—	2,189,268	—
Prepaid expenses	5,490	8,656	5,508	6,268	16,979	5,260
Total Assets	28,791,478	397,632,594	23,929,041	123,391,660	1,257,208,210	5,060,508
LIABILITIES:
Cash overdraft	—	—	—	—	—	—
Payable for investments purchased	—	22,856,343	—	—	73,546,295	—
Payable for capital shares redeemed	—	4,406,721	—	—	—	786
Advisory fees payable	9,620	152,365	9,415	45,571	543,656	—
Management Services fees payable	1,860	22,395	1,867	7,379	72,487	—
Custodian fees payable	324	4,488	458	2,021	12,534	58
Administration fees payable	7,495	22,831	7,526	14,109	41,675	7,624
Trustee fees payable	187	2,382	229	785	7,381	23
Compliance services fees payable	72	923	78	295	2,960	10
Listing, Data and related fees payable	5,033	44,922	6,671	38,616	—	639
Professional fees payable	16,863	20,225	16,919	17,794	28,054	16,618
Payable for variation margin on futures contracts	—	65,733	—	241,974	425,578	—
Unrealized depreciation on non-exchange traded swap agreements	4,927,635	112,850,315	2,710,715	34,038,621	334,340,569	1,113,138
Other liabilities	20,943	22,819	14,954	12,101	83,058	1,485
Total Liabilities	4,990,032	140,472,462	2,768,832	34,419,266	409,104,247	1,140,381
NET ASSETS	$23,801,446	$257,160,132	$21,160,209	$88,972,394	$848,103,963	$3,920,127
NET ASSETS CONSIST OF:
Paid in Capital	$256,040,074	$2,247,770,869	$828,343,557	$1,177,777,697	$7,009,881,075	$59,911,990
Accumulated undistributed net investment income (loss)	(35,354)	712,421	(3,420)	173,564	2,395,218	4,768
Accumulated net realized gains (losses) on investments	(228,727,882)	(1,878,557,332)	(805,181,741)	(1,054,941,478)	(5,832,367,229)	(54,883,493)
Net unrealized appreciation (depreciation) on:
Investments	—	(17,057)	—	—	(52,442)	—
Futures contracts	—	(84,638)	—	1,232	398,642	—
Non-exchange traded swap agreements	(3,475,392)	(112,664,131)	(1,998,187)	(34,038,621)	(332,151,301)	(1,113,138)
NET ASSETS	$23,801,446	$257,160,132	$21,160,209	$88,972,394	$848,103,963	$3,920,127
Shares (unlimited number of shares authorized, no par value)	767,108	5,994,232	695,837	5,959,437	21,896,067	262,940
Net Asset Value	$31.03	$42.90	$30.41	$14.93	$38.73	$14.91

See accompanying notes to the financial statements.

198 :: MAY 31, 2018 :: STATEMENTS OF ASSETS AND LIABILITIES PROSHARES TRUST

	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
ASSETS:
Securities and Repurchase Agreements, at cost	$2,474,558	$3,361,041	$2,901,600
Securities, at value	—	—	—
Repurchase Agreements, at value	2,474,558	3,361,041	2,901,600
Cash	—	—	—
Segregated cash balances with brokers for futures contracts	—	—	—
Segregated cash balances with custodian for swap agreements	555,382	805,392	1,759,683
Dividends and interest receivable	117	159	138
Receivable for investments sold	—	—	—
Due from counterparty	—	—	—
Receivable for capital shares issued	—	—	—
Receivable from Advisor	4,391	3,986	2,113
Reclaims receivable	—	—	—
Receivable for variation margin on futures contracts	—	—	—
Unrealized appreciation on non-exchange traded swap agreements	—	—	856,272
Prepaid expenses	6,903	5,287	5,308
Total Assets	3,041,351	4,175,865	5,525,114
LIABILITIES:
Cash overdraft	—	—	—
Payable for investments purchased	—	—	—
Payable for capital shares redeemed	—	—	—
Advisory fees payable	—	—	—
Management Services fees payable	—	—	—
Custodian fees payable	34	47	130
Administration fees payable	7,625	7,625	7,625
Trustee fees payable	24	33	54
Compliance services fees payable	9	11	20
Listing, Data and related fees payable	—	756	1,559
Professional fees payable	16,616	16,630	16,663
Payable for variation margin on futures contracts	—	—	—
Unrealized depreciation on non-exchange traded swap agreements	735,494	934,350	9,678
Other liabilities	936	4,603	2,403
Total Liabilities	760,738	964,055	38,132
NET ASSETS	$2,280,613	$3,211,810	$5,486,982
NET ASSETS CONSIST OF:
Paid in Capital	$48,581,207	$44,294,153	$19,163,930
Accumulated undistributed net investment income (loss)	1,559	2,004	(28,568)
Accumulated net realized gains (losses) on investments	(45,566,659)	(40,149,997)	(14,494,974)
Net unrealized appreciation (depreciation) on:
Futures contracts	—	—	—
Non-exchange traded swap agreements	(735,494)	(934,350)	846,594
NET ASSETS	$2,280,613	$3,211,810	$5,486,982
Shares (unlimited number of shares authorized, no par value)	173,326	253,079	212,490
Net Asset Value	$13.16	$12.69	$25.82
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF ASSETS AND LIABILITIES :: MAY 31, 2018 :: 199

STATEMENTS OF OPERATIONS

200 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short 20+ Year Treasury	Short 7-10 Year Treasury	Short Basic Materials	Short Dow30SM	Short Financials	Short FTSE China 50
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	7,575,692	465,061	20,627	3,468,344	230,169	64,855
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	7,575,692	465,061	20,627	3,468,344	230,169	64,855
EXPENSES:
Advisory fees (Note 4)	4,682,664	300,986	13,922	1,908,137	162,487	45,846
Management Services fees (Note 4)	624,351	40,131	1,856	254,416	21,665	6,113
Professional fees	35,018	19,165	18,050	25,025	18,574	18,169
Administration fees (Note 5)	139,076	33,206	30,374	91,153	30,378	30,374
Custodian fees (Note 6)	33,376	3,936	131	15,153	1,147	349
Printing and Shareholder reports	52,719	2,602	428	40,425	5,204	2,019
Listing, Data and related fees (Note 7)	57,142	11,854	9,596	112,113	17,658	14,651
Trustees fees (Note 8)	18,121	1,228	56	7,422	621	196
Compliance services fees (Note 4)	5,742	318	28	2,556	232	64
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	37,837	6,221	3,933	16,350	5,236	4,534
Total Gross Expenses before fees waived and/or reimbursed	5,686,046	419,647	78,374	2,472,750	263,202	122,315
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(38,360)	(60,747)	(56,994)	(57,493)	(64,275)
Total Net Expenses	5,686,046	381,287	17,627	2,415,756	205,709	58,040
Net Investment Income (Loss)	1,889,646	83,774	3,000	1,052,588	24,460	6,815
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	(1,208)	—	—
Expiration or closing of futures contracts	734,519	41,577	—	(2,601,376)	—	—
Expiration or closing of non-exchange traded swap agreements	10,969,280	409,663	(1,190,763)	(84,994,039)	(12,459,916)	(759,369)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	11,703,799	451,240	(1,190,763)	(87,596,623)	(12,459,916)	(759,369)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	20,081	6,690	—	13,904	—	—
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	39,795	5,744	—	710,966	—	—
Non-exchange traded swap agreements	(14,590,778)	716,925	900,118	41,571,792	8,481,058	(488,298)
Change in net unrealized appreciation/depreciation	(14,530,902)	729,359	900,118	42,296,662	8,481,058	(488,298)
Net realized and unrealized gain (loss)	(2,827,103)	1,180,599	(290,645)	(45,299,961)	(3,978,858)	(1,247,667)
Change in Net Assets Resulting from Operations	$(937,457)	$1,264,373	$(287,645)	$(44,247,373)	$(3,954,398)	$(1,240,852)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 201

	Short High Yield	Short MidCap400	Short MSCI EAFE	Short MSCI Emerging Markets	Short Oil & Gas	Short QQQ®
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	1,679,465	148,106	227,386	1,638,026	29,232	4,697,710
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	1,679,465	148,106	227,386	1,638,026	29,232	4,697,710
EXPENSES:
Advisory fees (Note 4)	984,687	96,431	155,435	1,049,940	21,913	2,549,668
Management Services fees (Note 4)	131,291	12,857	20,725	139,991	2,922	339,953
Professional fees	22,339	18,364	18,744	22,231	18,084	27,453
Administration fees (Note 5)	62,207	30,373	30,368	56,942	30,377	103,512
Custodian fees (Note 6)	6,699	2,702	926	7,087	186	19,449
Printing and Shareholder reports	15,194	2,782	2,330	10,004	898	24,134
Listing, Data and related fees (Note 7)	61,344	11,344	17,484	64,597	10,047	348,797
Trustees fees (Note 8)	4,091	389	714	4,282	97	9,661
Compliance services fees (Note 4)	1,634	149	411	1,669	37	3,568
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	10,236	4,859	5,415	11,397	4,338	18,563
Total Gross Expenses before fees waived and/or reimbursed	1,299,722	180,250	252,552	1,368,140	88,899	3,444,758
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(52,526)	(58,153)	(55,726)	(38,730)	(61,158)	(217,058)
Total Net Expenses	1,247,196	122,097	196,826	1,329,410	27,741	3,227,700
Net Investment Income (Loss)	432,269	26,009	30,560	308,616	1,491	1,470,010
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	(45)	—	—	—
Expiration or closing of futures contracts	—	(190,461)	—	—	—	(7,293,781)
Expiration or closing of non-exchange traded swap agreements	(30,845,180)	(5,839,852)	(17,008,951)	(12,487,331)	(1,519,955)	(62,222,195)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(30,845,180)	(6,030,313)	(17,008,996)	(12,487,331)	(1,519,955)	(69,515,976)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(836)	—	—	783	—	4,534
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	(13,251)	—	—	—	56,189
Non-exchange traded swap agreements	27,630,605	4,192,870	14,886,057	(7,627,079)	959,863	(3,558,498)
Change in net unrealized appreciation/depreciation	27,629,769	4,179,619	14,886,057	(7,626,296)	959,863	(3,497,775)
Net realized and unrealized gain (loss)	(3,215,411)	(1,850,694)	(2,122,939)	(20,113,627)	(560,092)	(73,013,751)
Change in Net Assets Resulting from Operations	$(2,783,142)	$(1,824,685)	$(2,092,379)	$(19,805,011)	$(558,601)	$(71,543,741)

See accompanying notes to the financial statements.

202 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Short Real Estate	Short Russell2000	Short S&P500®	Short SmallCap600	Ultra 20+ Year Treasury	Ultra 7-10 Year Treasury
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	144,100	4,278,217	21,991,126	86,317	879,859	824,328
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	144,100	4,278,217	21,991,126	86,317	879,859	824,328
EXPENSES:
Advisory fees (Note 4)	101,740	2,313,315	12,194,253	61,284	285,539	299,265
Management Services fees (Note 4)	13,565	308,440	1,625,888	8,171	38,072	39,902
Professional fees	18,360	26,007	60,717	18,148	18,799	18,891
Administration fees (Note 5)	30,376	97,918	207,871	30,334	63,482	60,832
Custodian fees (Note 6)	782	17,800	79,349	540	4,761	5,963
Printing and Shareholder reports	4,017	42,094	108,255	2,115	2,899	3,909
Listing, Data and related fees (Note 7)	14,337	301,860	12,810	11,344	11,700	11,837
Trustees fees (Note 8)	396	8,467	46,089	243	931	1,042
Compliance services fees (Note 4)	141	2,850	16,623	42	363	211
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,847	18,895	90,862	4,811	6,039	6,179
Total Gross Expenses before fees waived and/or reimbursed	188,561	3,137,646	14,442,717	137,032	432,585	448,031
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(59,700)	(209,116)	—	(59,454)	(70,940)	(69,108)
Total Net Expenses	128,861	2,928,530	14,442,717	77,578	361,645	378,923
Net Investment Income (Loss)	15,239	1,349,687	7,548,409	8,739	518,214	445,405
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(142)	(215)	—	(2,901,793)	(1,889,424)
Expiration or closing of futures contracts	—	(4,137,999)	(16,210,395)	—	(71,314)	(47,785)
Expiration or closing of non-exchange traded swap agreements	(2,784,992)	(89,341,381)	(262,123,000)	(3,577,035)	(2,018,189)	(1,604,336)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	91,370	140,788
Net realized gain (loss)	(2,784,992)	(93,479,522)	(278,333,610)	(3,577,035)	(4,899,926)	(3,400,757)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	16,397	84,479	—	2,247,095	(677,284)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	(220,899)	3,444,948	—	(8,805)	(2,986)
Non-exchange traded swap agreements	2,373,373	30,537,697	40,098,617	1,745,650	1,457,612	(1,499,728)
Change in net unrealized appreciation/depreciation	2,373,373	30,333,195	43,628,044	1,745,650	3,695,902	(2,179,998)
Net realized and unrealized gain (loss)	(411,619)	(63,146,327)	(234,705,566)	(1,831,385)	(1,204,024)	(5,580,755)
Change in Net Assets Resulting from Operations	$(396,380)	$(61,796,640)	$(227,157,157)	$(1,822,646)	$(685,810)	$(5,135,350)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 203

	Ultra Basic Materials	Ultra Consumer Goods	Ultra Consumer Services	Ultra Dow30SM	Ultra Financials	Ultra FTSE China 50
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$917,888	$273,163	$217,736	$6,513,229	$15,232,241	$—
Interest	70,412	11,866	16,247	675,228	1,021,992	348,453
Foreign withholding tax on income	—	—	(5)	—	(1,458)	—
Total Investment Income	988,300	285,029	233,978	7,188,457	16,252,775	348,453
EXPENSES:
Advisory fees (Note 4)	475,969	103,273	161,151	3,059,210	6,751,554	398,895
Management Services fees (Note 4)	63,462	13,770	21,487	407,892	899,606	53,186
Professional fees	19,616	18,339	18,572	28,178	42,098	19,265
Administration fees (Note 5)	78,736	62,174	62,416	157,919	212,486	40,434
Custodian fees (Note 6)	12,738	15,911	26,711	30,114	75,601	3,170
Printing and Shareholder reports	8,439	2,295	2,637	34,314	57,778	10,796
Listing, Data and related fees (Note 7)	34,229	14,352	17,501	169,399	368,693	59,370
Trustees fees (Note 8)	1,750	379	598	10,825	24,930	1,347
Compliance services fees (Note 4)	586	126	211	3,445	8,356	462
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	65,765	—
Other fees	6,840	4,494	4,871	21,217	45,557	6,331
Total Gross Expenses before fees waived and/or reimbursed	702,365	235,113	316,155	3,922,513	8,552,424	593,256
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(99,137)	(104,349)	(111,919)	(44,617)	—	(87,650)
Total Net Expenses	603,228	130,764	204,236	3,877,896	8,552,424	505,606
Net Investment Income (Loss)	385,072	154,265	29,742	3,310,561	7,700,351	(157,153)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	585,725	(41,467)	(836,429)	(10,702,259)	(10,826,980)	—
Expiration or closing of futures contracts	—	—	—	853,910	—	—
Expiration or closing of non-exchange traded swap agreements	23,910,052	2,514,102	5,123,451	70,728,762	182,219,870	17,280,182
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	7,065,536	854,049	2,991,873	62,513,301	45,927,172	—
Net realized gain (loss)	31,561,313	3,326,684	7,278,895	123,393,714	217,320,062	17,280,182
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(3,926,063)	(1,709,467)	(713,420)	(13,357,502)	57,895,138	—
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	104,621	—	—
Non-exchange traded swap agreements	(16,000,632)	(3,692,006)	(2,705,100)	(8,462,876)	(56,617,901)	(3,422,197)
Change in net unrealized appreciation/depreciation	(19,926,695)	(5,401,473)	(3,418,520)	(21,715,757)	1,277,237	(3,422,197)
Net realized and unrealized gain (loss)	11,634,618	(2,074,789)	3,860,375	101,677,957	218,597,299	13,857,985
Change in Net Assets Resulting from Operations	$12,019,690	$(1,920,524)	$3,890,117	$104,988,518	$226,297,650	$13,700,832

See accompanying notes to the financial statements.

204 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra FTSE Europe	Ultra Gold Miners	Ultra Health Care	Ultra High Yield	Ultra Industrials	Ultra MidCap400
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$65,538	$1,305,931	$118,864	$348,379	$1,834,002
Interest	105,584	32,253	96,994	2,813	11,229	61,098
Foreign withholding tax on income	—	—	—	—	(5)	(1,027)
Total Investment Income	105,584	97,791	1,402,925	121,677	359,603	1,894,073
EXPENSES:
Advisory fees (Note 4)	100,487	95,090	776,985	24,390	195,919	1,057,706
Management Services fees (Note 4)	13,398	12,679	103,597	3,252	26,122	141,026
Professional fees	18,322	18,298	20,473	18,077	18,643	46,108
Administration fees (Note 5)	30,376	61,881	97,229	61,887	62,493	111,633
Custodian fees (Note 6)	803	808	27,547	185	34,594	48,036
Printing and Shareholder reports	2,396	2,966	14,072	802	3,122	13,085
Listing, Data and related fees (Note 7)	12,863	13,916	49,777	61,344	19,196	11,344
Trustees fees (Note 8)	362	343	2,709	92	700	4,247
Compliance services fees (Note 4)	122	109	930	26	230	1,547
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,734	4,965	8,606	4,038	5,324	11,101
Total Gross Expenses before fees waived and/or reimbursed	183,863	211,055	1,101,925	174,093	366,343	1,445,833
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(56,548)	(90,622)	(117,296)	(143,199)	(118,024)	(105,103)
Total Net Expenses	127,315	120,433	984,629	30,894	248,319	1,340,730
Net Investment Income (Loss)	(21,731)	(22,642)	418,296	90,783	111,284	553,343
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	(1,218,897)	(1,646,801)	—	(345,041)	(551,589)
Expiration or closing of futures contracts	—	—	—	—	—	28,211
Expiration or closing of non-exchange traded swap agreements	4,470,909	(2,660,570)	28,349,322	241,135	6,159,582	26,186,994
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	13,916,258	—	4,385,046	10,199,218
Net realized gain (loss)	4,470,909	(3,879,467)	40,618,779	241,135	10,199,587	35,862,834
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	887,832	(6,395,014)	(88,823)	(1,996,803)	4,872,296
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	157,528
Non-exchange traded swap agreements	(3,333,528)	2,380,661	(19,140,494)	(207,418)	(2,980,192)	(7,374,787)
Change in net unrealized appreciation/depreciation	(3,333,528)	3,268,493	(25,535,508)	(296,241)	(4,976,995)	(2,344,963)
Net realized and unrealized gain (loss)	1,137,381	(610,974)	15,083,271	(55,106)	5,222,592	33,517,871
Change in Net Assets Resulting from Operations	$1,115,650	$(633,616)	$15,501,567	$35,677	$5,333,876	$34,071,214

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 205

	Ultra MSCI Brazil Capped	Ultra MSCIEAFE	Ultra MSCI Emerging Markets	Ultra MSCI Japan	Ultra Nasdaq Biotechnology	Ultra Oil &Gas
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$1,606,103	$3,542,807
Interest	156,436	107,813	407,338	87,417	849,793	118,306
Foreign withholding tax on income	—	—	—	—	—	(1,073)
Total Investment Income	156,436	107,813	407,338	87,417	2,455,896	3,660,040
EXPENSES:
Advisory fees (Note 4)	136,135	110,946	370,341	93,077	3,174,381	955,474
Management Services fees (Note 4)	18,151	14,793	49,378	12,410	423,248	127,396
Professional fees	18,616	18,406	19,351	18,330	29,553	21,567
Administration fees (Note 5)	30,374	31,912	38,013	30,377	166,464	103,937
Custodian fees (Note 6)	817	916	2,696	990	65,969	14,231
Printing and Shareholder reports	2,453	2,358	6,691	1,840	57,489	22,931
Listing, Data and related fees (Note 7)	16,409	14,597	28,179	13,645	429,228	60,552
Trustees fees (Note 8)	614	384	1,340	344	11,785	3,745
Compliance services fees (Note 4)	205	195	448	131	4,262	1,319
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	5,113	4,762	6,011	4,713	23,209	10,620
Total Gross Expenses before fees waived and/or reimbursed	228,887	199,269	522,448	175,857	4,385,588	1,321,772
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(56,552)	(58,697)	(53,258)	(57,892)	(362,519)	(110,342)
Total Net Expenses	172,335	140,572	469,190	117,965	4,023,069	1,211,430
Net Investment Income (Loss)	(15,899)	(32,759)	(61,852)	(30,548)	(1,567,173)	2,448,610
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	—	(9,023,862)	(9,152,019)
Expiration or closing of futures contracts	—	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	2,365,383	4,354,164	8,400,447	3,880,816	(6,466,810)	7,409,103
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	26,338,544	3,546,652
Net realized gain (loss)	2,365,383	4,354,164	8,400,447	3,880,816	10,847,872	1,803,736
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—	—	22,868,209	22,717,620
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	(6,266,807)	(2,919,802)	(4,909,354)	(1,438,623)	50,777,347	17,943,779
Change in net unrealized appreciation/depreciation	(6,266,807)	(2,919,802)	(4,909,354)	(1,438,623)	73,645,556	40,661,399
Net realized and unrealized gain (loss)	(3,901,424)	1,434,362	3,491,093	2,442,193	84,493,428	42,465,135
Change in Net Assets Resulting from Operations	$(3,917,323)	$1,401,603	$3,429,241	$2,411,645	$82,926,255	$44,913,745

See accompanying notes to the financial statements.

206 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	Ultra QQQ®	Ultra Real Estate	Ultra Russell2000	Ultra S&P500®	Ultra Semiconductors	Ultra SmallCap600
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$12,369,910	$4,004,432	$1,787,630	$32,687,085	$976,785	$244,684
Interest	1,303,777	170,203	345,502	2,227,340	89,445	21,740
Foreign withholding tax on income	—	—	(207)	—	—	(10)
Total Investment Income	13,673,687	4,174,635	2,132,925	34,914,425	1,066,230	266,414
EXPENSES:
Advisory fees (Note 4)	11,193,086	1,178,303	1,417,690	16,192,676	498,155	194,717
Management Services fees (Note 4)	1,492,401	157,106	189,024	2,159,008	66,420	25,962
Professional fees	56,986	21,994	24,225	74,304	19,699	18,694
Administration fees (Note 5)	246,679	111,463	126,707	280,562	78,912	63,510
Custodian fees (Note 6)	120,183	37,835	601,900	415,601	7,784	74,222
Printing and Shareholder reports	41,700	17,868	18,275	90,253	9,639	2,468
Listing, Data and related fees (Note 7)	1,501,245	72,173	188,416	11,344	34,892	11,344
Trustees fees (Note 8)	40,347	4,482	5,667	58,243	1,730	756
Compliance services fees (Note 4)	13,958	1,521	2,171	19,120	603	247
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	66,656	11,997	12,886	100,775	6,686	5,386
Total Gross Expenses before fees waived and/or reimbursed	14,773,241	1,614,742	2,586,961	19,401,886	724,520	397,306
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(582,066)	(122,128)	(789,464)	—	(92,791)	(150,396)
Total Net Expenses	14,191,175	1,492,614	1,797,497	19,401,886	631,729	246,910
Net Investment Income (Loss)	(517,488)	2,682,021	335,428	15,512,539	434,501	19,504
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(74,934,671)	567,231	(2,569,190)	(31,797,695)	(4,581,664)	(857,859)
Expiration or closing of futures contracts	(2,983,189)	—	(362,346)	(484,187)	—	—
Expiration or closing of non-exchange traded swap agreements	332,113,243	43,533,635	41,156,336	534,423,671	18,941,407	8,645,309
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	307,114,353	4,775,281	24,120,572	209,980,676	19,145,483	4,887,048
Net realized gain (loss)	561,309,736	48,876,147	62,345,372	712,122,465	33,505,226	12,674,498
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(14,283,785)	(5,950,090)	2,252,255	(17,364,985)	(3,367,791)	(290,895)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	1,714,751	—	1,394,139	1,516,694	—	—
Non-exchange traded swap agreements	(44,198,785)	(41,237,899)	(3,434,136)	(264,731,615)	(3,606,566)	(2,750,529)
Change in net unrealized appreciation/depreciation	(56,767,819)	(47,187,989)	212,258	(280,579,906)	(6,974,357)	(3,041,424)
Net realized and unrealized gain (loss)	504,541,917	1,688,158	62,557,630	431,542,559	26,530,869	9,633,074
Change in Net Assets Resulting from Operations	$504,024,429	$4,370,179	$62,893,058	$447,055,098	$26,965,370	$9,652,578

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 207

	Ultra Technology	Ultra Telecommunications	Ultra Utilities	UltraPro Dow30SM	UltraPro Financial Select Sector	UltraPro MidCap400
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$2,763,828	$64,097	$441,286	$6,309,032	$606,219	$376,955
Interest	312,363	4,091	13,041	302,533	18,792	28,081
Foreign withholding tax on income	—	—	—	—	—	(222)
Total Investment Income	3,076,191	68,188	454,327	6,611,565	625,011	404,814
EXPENSES:
Advisory fees (Note 4)	2,058,566	24,214	123,050	2,965,462	308,082	278,978
Management Services fees (Note 4)	274,473	3,228	16,407	395,392	41,077	37,197
Professional fees	25,083	18,105	18,375	28,815	19,873	18,925
Administration fees (Note 5)	137,872	61,936	61,974	144,227	67,942	63,217
Custodian fees (Note 6)	66,697	1,161	4,011	40,959	13,479	54,529
Printing and Shareholder reports	40,950	—	3,640	29,602	3,314	3,926
Listing, Data and related fees (Note 7)	116,630	10,227	15,303	163,167	32,123	11,344
Trustees fees (Note 8)	7,197	133	445	10,277	1,105	1,044
Compliance services fees (Note 4)	2,634	34	158	3,229	344	326
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	15,044	4,073	4,879	18,608	5,785	5,652
Total Gross Expenses before fees waived and/or reimbursed	2,745,146	123,111	248,242	3,799,738	493,124	475,138
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(134,671)	(92,473)	(92,439)	(40,972)	(102,667)	(121,410)
Total Net Expenses	2,610,475	30,638	155,803	3,758,766	390,457	353,728
Net Investment Income (Loss)	465,716	37,550	298,524	2,852,799	234,554	51,086
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(9,952,232)	(459,103)	(486,117)	(11,791,111)	(1,288,660)	(434,511)
Expiration or closing of futures contracts	—	—	—	85,841	—	18,708
Expiration or closing of non-exchange traded swap agreements	97,646,739	54,488	801,979	151,066,414	11,323,094	24,889,365
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	56,239,255	68,897	297,165	44,105,133	5,587,951	6,005,928
Net realized gain (loss)	143,933,762	(335,718)	613,027	183,466,277	15,622,385	30,479,490
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(918,946)	(124,075)	(867,941)	(20,098,785)	(2,631,448)	(2,781,986)
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	418,811	—	55,604
Non-exchange traded swap agreements	(29,695,692)	(811,206)	(2,103,944)	(87,421,680)	(6,245,296)	(15,365,701)
Change in net unrealized appreciation/depreciation	(30,614,638)	(935,281)	(2,971,885)	(107,101,654)	(8,876,744)	(18,092,083)
Net realized and unrealized gain (loss)	113,319,124	(1,270,999)	(2,358,858)	76,364,623	6,745,641	12,387,407
Change in Net Assets Resulting from Operations	$113,784,840	$(1,233,449)	$(2,060,334)	$79,217,422	$6,980,195	$12,438,493

See accompanying notes to the financial statements.

208 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraPro Nasdaq Biotechnology	UltraPro QQQ®	UltraPro Russell2000	UltraPro S&P500®	UltraPro Short 20+ Year Treasury	UltraPro Short Dow30SM
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$160,770	$18,787,290	$1,111,878	$14,607,840	$—	$—
Interest	79,779	2,425,304	147,139	1,410,742	940,637	2,868,156
Foreign withholding tax on income	—	—	(133)	—	—	—
Total Investment Income	240,549	21,212,594	1,258,884	16,018,582	940,637	2,868,156
EXPENSES:
Advisory fees (Note 4)	323,456	19,187,748	990,863	8,903,759	637,568	1,301,880
Management Services fees (Note 4)	43,127	2,558,348	132,114	1,187,159	85,008	173,583
Professional fees	19,715	90,092	22,152	49,937	20,401	22,945
Administration fees (Note 5)	70,966	299,997	111,664	220,216	50,655	76,814
Custodian fees (Note 6)	30,197	211,931	602,616	346,559	6,418	11,017
Printing and Shareholder reports	6,439	71,616	10,641	42,291	5,302	45,405
Listing, Data and related fees (Note 7)	47,338	2,564,946	134,352	11,344	15,220	79,914
Trustees fees (Note 8)	1,234	70,160	3,774	32,158	2,500	5,224
Compliance services fees (Note 4)	418	23,987	1,229	10,718	798	1,700
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	54,723	—	—
Other fees	6,113	101,298	10,187	53,495	8,248	14,651
Total Gross Expenses before fees waived and/or reimbursed	549,003	25,180,123	2,019,592	10,912,359	832,118	1,733,133
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(138,906)	(844,285)	(762,761)	—	(24,578)	(86,754)
Total Net Expenses	410,097	24,335,838	1,256,831	10,912,359	807,540	1,646,379
Net Investment Income (Loss)	(169,548)	(3,123,244)	2,053	5,106,223	133,097	1,221,777
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(1,559,428)	(94,322,865)	(3,576,390)	(32,476,877)	—	(40)
Expiration or closing of futures contracts	—	(1,377,190)	(267,532)	(2,401,667)	18,731	(1,817,065)
Expiration or closing of non-exchange traded swap agreements	1,531,500	1,235,425,603	55,464,600	711,899,953	(2,235,577)	(146,490,387)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	7,031,917	448,581,582	17,180,433	132,418,654	—	—
Net realized gain (loss)	7,003,989	1,588,307,130	68,801,111	809,440,063	(2,216,846)	(148,307,492)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(33,502)	(40,795,093)	384,569	(45,087,289)	—	5,618
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	6,213,896	228,999	519,187	10,879	309,711
Non-exchange traded swap agreements	7,831,080	(362,191,192)	(6,843,853)	(463,300,080)	(1,326,636)	49,918,579
Change in net unrealized appreciation/depreciation	7,797,578	(396,772,389)	(6,230,285)	(507,868,182)	(1,315,757)	50,233,908
Net realized and unrealized gain (loss)	14,801,567	1,191,534,741	62,570,826	301,571,881	(3,532,603)	(98,073,584)
Change in Net Assets Resulting from Operations	$14,632,019	$1,188,411,497	$62,572,879	$306,678,104	$(3,399,506)	$(96,851,807)
See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 209

	UltraPro Short Financial Select Sector	UltraPro Short MidCap400	UltraPro Short Nasdaq Biotechnology	UltraPro Short QQQ®	UltraPro Short Russell2000	UltraPro Short S&P500®
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	14,458	25,748	31,316	9,686,771	1,134,569	9,528,499
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	14,458	25,748	31,316	9,686,771	1,134,569	9,528,499
EXPENSES:
Advisory fees (Note 4)	9,338	19,708	38,032	3,946,123	611,331	4,324,870
Management Services fees (Note 4)	1,245	2,628	5,071	526,146	81,510	576,645
Professional fees	18,019	18,053	18,130	32,403	19,897	33,046
Administration fees (Note 5)	30,377	30,377	28,547	136,064	52,483	140,164
Custodian fees (Note 6)	109	2,168	369	28,997	6,841	31,628
Printing and Shareholder reports	857	1,345	1,636	35,177	18,664	53,583
Listing, Data and related fees (Note 7)	10,565	11,344	8,928	527,786	86,278	13,844
Trustees fees (Note 8)	35	73	152	14,640	2,245	16,546
Compliance services fees (Note 4)	8	16	52	5,464	678	5,945
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,116	4,002	4,155	32,760	9,048	36,456
Total Gross Expenses before fees waived and/or reimbursed	74,669	89,714	105,072	5,285,560	888,975	5,232,727
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(62,869)	(64,781)	(56,986)	(296,309)	(115,951)	—
Total Net Expenses	11,800	24,933	48,086	4,989,251	773,024	5,232,727
Net Investment Income (Loss)	2,658	815	(16,770)	4,697,520	361,545	4,295,772
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	(3,742)	(179)	(247)
Expiration or closing of futures contracts	—	(59,900)	—	(12,917,638)	(1,157,465)	(8,910,629)
Expiration or closing of non-exchange traded swap agreements	(1,628,543)	(2,900,492)	(2,014,859)	(388,486,063)	(71,733,208)	(292,215,157)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(1,628,543)	(2,960,392)	(2,014,859)	(401,407,443)	(72,890,852)	(301,126,033)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—	7,891	19,455	39,095
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	(3,849)	—	(89,995)	(160,702)	609,159
Non-exchange traded swap agreements	554,561	1,816,766	(1,372,872)	47,962,086	23,418,549	32,014,647
Change in net unrealized appreciation/depreciation	554,561	1,812,917	(1,372,872)	47,879,982	23,277,302	32,662,901
Net realized and unrealized gain (loss)	(1,073,982)	(1,147,475)	(3,387,731)	(353,527,461)	(49,613,550)	(268,463,132)
Change in Net Assets Resulting from Operations	$(1,071,324)	$(1,146,660)	$(3,404,501)	$(348,829,941)	$(49,252,005)	$(264,167,360)

See accompanying notes to the financial statements.

210 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort 20+ Year Treasury	UltraShort 7-10 Year Treasury	UltraShort Basic Materials	UltraShort Consumer Goods	UltraShort Consumer Services	UltraShort Dow30SM
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	25,854,123	1,546,110	50,433	26,860	20,463	2,825,938
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	25,854,123	1,546,110	50,433	26,860	20,463	2,825,938
EXPENSES:
Advisory fees (Note 4)	15,607,550	1,013,343	44,447	16,571	12,048	1,344,328
Management Services fees (Note 4)	2,080,991	135,111	5,926	2,209	1,607	179,242
Professional fees	73,199	21,958	18,156	18,062	18,038	22,690
Administration fees (Note 5)	230,684	63,087	30,377	30,377	30,377	73,230
Custodian fees (Note 6)	108,526	8,665	354	172	125	11,421
Printing and Shareholder reports	117,118	7,464	4,071	1,298	1,671	43,413
Listing, Data and related fees (Note 7)	169,936	18,978	11,280	9,759	9,498	82,027
Trustees fees (Note 8)	59,658	4,044	172	65	48	5,315
Compliance services fees (Note 4)	19,822	1,395	62	28	17	1,596
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	106,873	10,214	4,146	4,271	3,947	14,672
Total Gross Expenses before fees waived and/or reimbursed	18,574,357	1,284,259	118,991	82,812	77,376	1,777,934
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	—	(454)	(62,756)	(61,817)	(62,126)	(77,074)
Total Net Expenses	18,574,357	1,283,805	56,235	20,995	15,250	1,700,860
Net Investment Income (Loss)	7,279,766	262,305	(5,802)	5,865	5,213	1,125,078
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	—	—	(2,945)
Expiration or closing of futures contracts	(310,543)	106,346	—	—	—	(2,156,713)
Expiration or closing of non-exchange traded swap agreements	(153,338,517)	6,065,988	(1,402,561)	(698,103)	(664,974)	(115,394,659)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(153,649,060)	6,172,334	(1,402,561)	(698,103)	(664,974)	(117,554,317)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	25,768	746	—	—	—	22,103
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	182,530	13,253	—	—	—	327,869
Non-exchange traded swap agreements	165,334,414	2,088,255	(973,454)	921,070	228,689	44,151,508
Change in net unrealized appreciation/depreciation	165,542,712	2,102,254	(973,454)	921,070	228,689	44,501,480
Net realized and unrealized gain (loss)	11,893,652	8,274,588	(2,376,015)	222,967	(436,285)	(73,052,837)
Change in Net Assets Resulting from Operations	$19,173,418	$8,536,893	$(2,381,817)	$228,832	$(431,072)	$(71,927,759)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 211

	UltraShort Financials	UltraShort FTSE China 50	UltraShort FTSE Europe	UltraShort Gold Miners	UltraShort Health Care	UltraShort Industrials
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	343,769	312,440	270,603	29,041	12,566	32,194
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	343,769	312,440	270,603	29,041	12,566	32,194
EXPENSES:
Advisory fees (Note 4)	266,928	237,307	190,771	25,183	8,614	20,836
Management Services fees (Note 4)	35,590	31,641	25,436	3,358	1,149	2,778
Professional fees	18,901	18,870	18,687	18,073	18,031	18,072
Administration fees (Note 5)	32,557	31,243	30,376	30,377	30,377	30,377
Custodian fees (Note 6)	1,930	1,615	1,248	354	187	203
Printing and Shareholder reports	14,011	13,154	8,589	2,103	841	1,429
Listing, Data and related fees (Note 7)	23,305	38,903	16,475	10,187	9,342	9,975
Trustees fees (Note 8)	1,035	971	755	90	36	81
Compliance services fees (Note 4)	334	326	281	35	13	30
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	5,876	5,710	5,383	4,621	4,247	4,001
Total Gross Expenses before fees waived and/or reimbursed	400,467	379,740	298,001	94,381	72,837	87,782
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(62,743)	(79,560)	(56,475)	(62,489)	(61,933)	(61,412)
Total Net Expenses	337,724	300,180	241,526	31,892	10,904	26,370
Net Investment Income (Loss)	6,045	12,260	29,077	(2,851)	1,662	5,824
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	(166)	—	—	—	—	—
Expiration or closing of futures contracts	—	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(40,487,659)	(11,376,968)	(7,619,151)	(1,489,642)	232,069	(2,510,366)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(40,487,825)	(11,376,968)	(7,619,151)	(1,489,642)	232,069	(2,510,366)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	7,290	—	—	—	—	—
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—
Non-exchange traded swap agreements	26,092,008	(4,854,118)	3,158,305	1,229,292	(521,189)	1,697,707
Change in net unrealized appreciation/depreciation	26,099,298	(4,854,118)	3,158,305	1,229,292	(521,189)	1,697,707
Net realized and unrealized gain (loss)	(14,388,527)	(16,231,086)	(4,460,846)	(260,350)	(289,120)	(812,659)
Change in Net Assets Resulting from Operations	$(14,382,482)	$(16,218,826)	$(4,431,769)	$(263,201)	$(287,458)	$(806,835)

See accompanying notes to the financial statements.

212 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort MidCap400	UltraShort MSCI Brazil Capped	UltraShort MSCI EAFE	UltraShort MSCI Emerging Markets	UltraShort MSCI Japan	UltraShort Nasdaq Biotechnology
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	51,529	265,353	31,634	299,939	68,852	426,371
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	51,529	265,353	31,634	299,939	68,852	426,371
EXPENSES:
Advisory fees (Note 4)	33,190	186,228	22,441	193,266	63,003	303,838
Management Services fees (Note 4)	4,425	24,830	2,992	25,769	8,400	40,511
Professional fees	18,129	18,667	18,090	18,676	18,191	19,083
Administration fees (Note 5)	30,377	30,115	30,377	30,229	30,377	27,868
Custodian fees (Note 6)	2,144	1,645	160	1,586	466	2,077
Printing and Shareholder reports	1,897	5,779	1,292	7,791	2,234	6,063
Listing, Data and related fees (Note 7)	11,344	18,889	10,080	19,419	12,204	44,774
Trustees fees (Note 8)	129	723	95	773	229	1,192
Compliance services fees (Note 4)	56	245	39	270	74	415
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	4,094	5,407	4,031	5,268	4,297	6,318
Total Gross Expenses before fees waived and/or reimbursed	105,785	292,528	89,597	303,047	139,475	452,139
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(63,779)	(56,725)	(61,186)	(58,505)	(59,741)	(67,701)
Total Net Expenses	42,006	235,803	28,411	244,542	79,734	384,438
Net Investment Income (Loss)	9,523	29,550	3,223	55,397	(10,882)	41,933
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	(33)	—	(118)
Expiration or closing of futures contracts	(116,157)	—	—	—	—	—
Expiration or closing of non-exchange traded swap agreements	(4,455,899)	(28,915,602)	(1,761,492)	(12,052,607)	(7,350,258)	(24,153,258)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(4,572,056)	(28,915,602)	(1,761,492)	(12,052,640)	(7,350,258)	(24,153,376)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	(418)	—	7,290	—	—
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	(3,353)	—	—	—	—	—
Non-exchange traded swap agreements	3,299,287	25,671,057	1,217,721	1,971,406	4,753,286	7,870,423
Change in net unrealized appreciation/depreciation	3,295,934	25,670,639	1,217,721	1,978,696	4,753,286	7,870,423
Net realized and unrealized gain (loss)	(1,276,122)	(3,244,963)	(543,771)	(10,073,944)	(2,596,972)	(16,282,953)
Change in Net Assets Resulting from Operations	$(1,266,599)	$(3,215,413)	$(540,548)	$(10,018,547)	$(2,607,854)	$(16,241,020)

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 213

	UltraShort Oil & Gas	UltraShort QQQ®	UltraShort Real Estate	UltraShort Russell2000	UltraShort S&P500®	UltraShort Semiconductors
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—	$—
Interest	253,776	4,896,496	334,006	1,856,620	17,039,333	42,888
Foreign withholding tax on income	—	—	—	—	—	—
Total Investment Income	253,776	4,896,496	334,006	1,856,620	17,039,333	42,888
EXPENSES:
Advisory fees (Note 4)	185,012	2,280,225	225,669	982,223	8,394,856	26,663
Management Services fees (Note 4)	24,668	304,028	30,089	130,962	1,119,306	3,555
Professional fees	18,658	26,065	18,715	21,024	49,314	18,072
Administration fees (Note 5)	30,369	97,980	30,234	65,607	182,971	30,377
Custodian fees (Note 6)	1,363	18,403	1,799	9,020	57,196	281
Printing and Shareholder reports	6,575	35,953	20,588	24,865	102,653	2,395
Listing, Data and related fees (Note 7)	19,040	312,872	21,018	133,257	17,208	10,344
Trustees fees (Note 8)	742	8,527	820	3,586	33,835	79
Compliance services fees (Note 4)	265	3,119	259	1,021	12,986	24
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—	—	—	—
Other fees	5,263	18,588	5,434	10,991	67,661	4,413
Total Gross Expenses before fees waived and/or reimbursed	291,955	3,105,760	354,625	1,382,556	10,037,986	96,203
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(57,820)	(220,924)	(68,820)	(139,767)	—	(62,516)
Total Net Expenses	234,135	2,884,836	285,805	1,242,789	10,037,986	33,687
Net Investment Income (Loss)	19,641	2,011,660	48,201	613,831	7,001,347	9,201
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—	(160)	(96)	—
Expiration or closing of futures contracts	—	(5,767,027)	—	(1,533,490)	(14,400,891)	—
Expiration or closing of non-exchange traded swap agreements	(5,082,980)	(144,059,024)	(6,706,494)	(83,692,223)	(405,560,150)	(5,304,353)
Expiration or closing of centrally cleared swap agreements	—	—	—	—	—	—
In-kind redemptions of investments	—	—	—	—	—	—
Net realized gain (loss)	(5,082,980)	(149,826,051)	(6,706,494)	(85,225,873)	(419,961,137)	(5,304,353)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	(522)	20,713	(522)	26,892	113,190	—
Investments in Affiliated Underlying Funds	—	—	—	—	—	—
Futures contracts	—	(21,438)	—	(84,782)	928,236	—
Non-exchange traded swap agreements	(2,788,325)	16,471,020	5,136,312	34,033,894	89,201,116	2,042,858
Change in net unrealized appreciation/depreciation	(2,788,847)	16,470,295	5,135,790	33,976,004	90,242,542	2,042,858
Net realized and unrealized gain (loss)	(7,871,827)	(133,355,756)	(1,570,704)	(51,249,869)	(329,718,595)	(3,261,495)
Change in Net Assets Resulting from Operations	$(7,852,186)	$(131,344,096)	$(1,522,503)	$(50,636,038)	$(322,717,248)	$(3,252,294)

See accompanying notes to the financial statements.

214 :: FOR THE PERIODS ENDED MAY 31, 2018 :: STATEMENTS OF OPERATIONS PROSHARES TRUST

	UltraShort SmallCap600	UltraShort Technology	UltraShort Utilities
	Year Ended May 31, 2018	Year Ended May 31, 2018	Year Ended May 31, 2018
INVESTMENT INCOME:
Dividends	$—	$—	$—
Interest	30,204	37,657	58,320
Foreign withholding tax on income	—	—	—
Total Investment Income	30,204	37,657	58,320
EXPENSES:
Advisory fees (Note 4)	19,464	24,454	54,882
Management Services fees (Note 4)	2,595	3,261	7,318
Professional fees	18,062	18,095	18,187
Administration fees (Note 5)	30,377	30,377	30,377
Custodian fees (Note 6)	156	260	482
Printing and Shareholder reports	1,389	2,237	2,028
Listing, Data and related fees (Note 7)	11,344	10,163	11,844
Trustees fees (Note 8)	74	101	208
Compliance services fees (Note 4)	26	40	68
Recoupment of prior expenses waived and/or reimbursed by Advisor (Note 4)	—	—	—
Other fees	3,983	4,326	4,615
Total Gross Expenses before fees waived and/or reimbursed	87,470	93,314	130,009
LESS:
Expenses waived and/or reimbursed by Advisor (Note 4)	(62,845)	(62,391)	(60,486)
Total Net Expenses	24,625	30,923	69,523
Net Investment Income (Loss)	5,579	6,734	(11,203)
NET REALIZED GAIN (LOSS) FROM:
Transactions in investment securities	—	—	—
Expiration or closing of futures contracts	—	—	—
Expiration or closing of non-exchange traded swap agreements	(1,769,303)	(3,275,842)	(4,055,707)
Expiration or closing of centrally cleared swap agreements	—	—	—
In-kind redemptions of investments	—	—	—
Net realized gain (loss)	(1,769,303)	(3,275,842)	(4,055,707)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION FROM:
Investments	—	—	—
Investments in Affiliated Underlying Funds	—	—	—
Futures contracts	—	—	—
Non-exchange traded swap agreements	603,786	1,305,194	4,274,235
Change in net unrealized appreciation/depreciation	603,786	1,305,194	4,274,235
Net realized and unrealized gain (loss)	(1,165,517)	(1,970,648)	218,528
Change in Net Assets Resulting from Operations	$(1,159,938)	$(1,963,914)	$207,325

See accompanying notes to the financial statements.

PROSHARES TRUST STATEMENTS OF OPERATIONS :: FOR THE PERIODS ENDED MAY 31, 2018 :: 215

STATEMENTS OF CHANGES IN NET ASSETS

216 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Short 20+ Year Treasury		Short 7-10 Year Treasury		Short Basic Materials
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,889,646	$(3,599,889)	$83,774	$(170,866)	$3,000	$(28,277)
Net realized gain (loss)	11,703,799	(64,809,647)	451,240	(1,572,178)	(1,190,763)	(2,958,172)
Change in net unrealized appreciation/depreciation	(14,530,902)	76,364,411	729,359	1,350,231	900,118	1,928,211
Change in net assets resulting from operations	(937,457)	7,954,875	1,264,373	(392,813)	(287,645)	(1,058,238)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	244,798,855	375,745,135	69,872,299	18,660,112	—	—
Cost of shares redeemed	(287,686,202)	(343,407,663)	(27,572,992)	(7,091,109)	—	(10,571,457)
Change in net assets resulting from capital transactions	(42,887,347)	32,337,472	42,299,307	11,569,003	—	(10,571,457)
Change in net assets	(43,824,804)	40,292,347	43,563,680	11,176,190	(287,645)	(11,629,695)
NET ASSETS:
Beginning of period	$675,250,463	$634,958,116	$40,012,176	$28,835,986	$2,072,043	$13,701,738
End of period	$631,425,659	$675,250,463	$83,575,856	$40,012,176	$1,784,398	$2,072,043
Accumulated undistributed net investment income (loss) included in end of period net assets	$817,751	$(5,465,870)	$29,237	$(259,751)	$(176)	$(71,729)
SHARE TRANSACTIONS:
Beginning of period	29,850,000	28,200,000	1,425,000	1,025,000	100,000	550,000
Issued	10,750,000	16,900,000	2,400,000	650,000	—	—
Issued in-kind	—	—	—	—	—	—
Redeemed	(12,750,000)	(15,250,000)	(950,000)	(250,000)	—	(450,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	27,850,000	29,850,000	2,875,000	1,425,000	100,000	100,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 217

	Short Dow30SM				Short Financials				Short FTSE China 50
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$1,052,588		$(1,564,426)		$24,460		$(192,659)		$6,815	$(63,828)
Net realized gain (loss)	(87,596,623)		(28,653,324)		(12,459,916)		(110,344)		(759,369)	(3,455,628)
Change in net unrealized appreciation/depreciation	42,296,662		(27,576,303)		8,481,058		(6,057,636)		(488,298)	882,259
Change in net assets resulting from operations	(44,247,373)		(57,794,053)		(3,954,398)		(6,360,639)		(1,240,852)	(2,637,197)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(336,733)		—		—		—		—	—
Net realized gains on investments	—		—		—		—		—	—
Tax return of capital	—		—		—		—		—	—
Total distributions	(336,733)		—		—		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	188,740,067		107,861,258		1,148,621		13,933,158		2,673,801	2,556,590
Cost of shares redeemed	(168,163,831)		(138,206,524)		(7,370,704)		(20,247,911)		(5,091,056)	(3,939,583)
Change in net assets resulting from capital transactions	20,576,236		(30,345,266)		(6,222,083)		(6,314,753)		(2,417,255)	(1,382,993)
Change in net assets	(24,007,870)		(88,139,319)		(10,176,481)		(12,675,392)		(3,658,107)	(4,020,190)
NET ASSETS:
Beginning of period	$257,940,079		$346,079,398		$29,265,770		$41,941,162		$9,227,982	$13,248,172
End of period	$233,932,209		$257,940,079		$19,089,289		$29,265,770		$5,569,875	$9,227,982
Accumulated undistributed net investment income (loss) included in end of period net assets	$381,640		$(2,595,299)		$(15,699)		$(307,729)		$(10,974)	$(103,880)
SHARE TRANSACTIONS:
Beginning of period	3,637,500	(d)	4,000,000	(d)	1,075,000	(e)	1,275,000	(e)	400,000	450,000
Issued	3,075,000	(d)	1,350,000	(d)	50,000	(e)	475,000	(e)	150,000	100,000
Issued in-kind	—	(d)	—	(d)	—	(e)	—	(e)	—	—
Redeemed	(2,788,745	)(d)	(1,712,500	)(d)	(300,149	)(e)	(675,000	)(e)	(250,000)	(150,000)
Redemption in-kind	—	(d)	—	(d)	—	(e)	—	(e)	—	—
Shares outstanding, end of period	3,923,755	(d)	3,637,500	(d)	824,851	(e)	1,075,000	(e)	300,000	400,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

218 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Short High Yield		Short MidCap400				Short MSCI EAFE
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$432,269	$(907,562)	$26,009		$(125,801)		$30,560	$(392,991)
Net realized gain (loss)	(30,845,180)	(3,723)	(6,030,313)		(1,686,888)		(17,008,996)	(2,194,159)
Change in net unrealized appreciation/depreciation	27,629,769	(21,657,039)	4,179,619		(2,059,434)		14,886,057	(7,259,295)
Change in net assets resulting from operations	(2,783,142)	(22,568,324)	(1,824,685)		(3,872,123)		(2,092,379)	(9,846,445)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(36,400)	—	—		—		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	(36,400)	—	—		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	147,617,676	483,927,053	2,874,756		1,369,054		17,130,956	47,422,419
Cost of shares redeemed	(126,732,951)	(534,263,886)	(5,142,740)		(12,985,752)		(29,030,954)	(105,358,176)
Change in net assets resulting from capital transactions	20,884,725	(50,336,833)	(2,267,984)		(11,616,698)		(11,899,998)	(57,935,757)
Change in net assets	18,065,183	(72,905,157)	(4,092,669)		(15,488,821)		(13,992,377)	(67,782,202)
NET ASSETS:
Beginning of period	$122,618,231	$195,523,388	$14,692,976		$30,181,797		$32,654,516	$100,436,718
End of period	$140,683,414	$122,618,231	$10,600,307		$14,692,976		$18,662,139	$32,654,516
Accumulated undistributed net investment income (loss) included in end of period net assets	$225,053	$(1,556,789)	$(5,462)		$(223,211)		$(37,232)	$(654,100)
SHARE TRANSACTIONS:
Beginning of period	5,200,000	7,300,000	293,750	(d)	506,250	(d)	1,175,000	3,025,000
Issued	6,300,000	19,150,000	62,500	(d)	25,000	(d)	650,000	1,450,000
Issued in-kind	—	—	—	(d)	—	(d)	—	—
Redeemed	(5,450,000)	(21,250,000)	(112,583	)(d)	(237,500	)(d)	(1,100,000)	(3,300,000)
Redemption in-kind	—	—	—	(d)	—	(d)	—	—
Shares outstanding, end of period	6,050,000	5,200,000	243,667	(d)	293,750	(d)	725,000	1,175,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 219

	Short MSCI Emerging Markets		Short Oil & Gas		Short QQQ®
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$308,616	$(1,159,197)	$1,491	$(32,969)	$1,470,010	$(1,753,760)
Net realized gain (loss)	(12,487,331)	(79,129,405)	(1,519,955)	1,360,386	(69,515,976)	(61,645,238)
Change in net unrealized appreciation/depreciation	(7,626,296)	17,461,034	959,863	(1,738,488)	(3,497,775)	(18,292,355)
Change in net assets resulting from operations	(19,805,011)	(62,827,568)	(558,601)	(411,071)	(71,543,741)	(81,691,353)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	(455,350)	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	(455,350)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	129,940,252	130,572,854	—	—	507,497,548	256,044,701
Cost of shares redeemed	(112,274,153)	(209,994,163)	(1,125,884)	(3,671,690)	(386,654,426)	(357,420,620)
Change in net assets resulting from capital transactions	17,666,099	(79,421,309)	(1,125,884)	(3,671,690)	120,843,122	(101,375,919)
Change in net assets	(2,138,912)	(142,248,877)	(1,684,485)	(4,082,761)	48,844,031	(183,067,272)
NET ASSETS:
Beginning of period	$159,020,338	$301,269,215	$3,284,244	$7,367,005	$281,284,399	$464,351,671
End of period	$156,881,426	$159,020,338	$1,599,759	$3,284,244	$330,128,430	$281,284,399
Accumulated undistributed net investment income (loss) included in end of period net assets	$48,461	$(2,231,681)	$(5,578)	$(66,460)	$657,995	$(2,954,640)
SHARE TRANSACTIONS:
Beginning of period	7,550,000	10,850,000	125,000	275,000	7,112,500	8,962,500
Issued	7,250,000	5,300,000	—	—	14,300,000	5,300,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(6,200,000)	(8,600,000)	(50,000)	(150,000)	(11,150,000)	(7,150,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	8,600,000	7,550,000	75,000	125,000	10,262,500	7,112,500

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

220 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Short Real Estate		Short Russell2000		Short S&P500®
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$15,239	$(109,756)	$1,349,687	$(1,946,871)	$7,548,409	$(10,603,991)
Net realized gain (loss)	(2,784,992)	(5,310,335)	(93,479,522)	(67,727,734)	(278,333,610)	(262,451,131)
Change in net unrealized appreciation/depreciation	2,373,373	3,171,567	30,333,195	(22,921,152)	43,628,044	(78,892,019)
Change in net assets resulting from operations	(396,380)	(2,248,524)	(61,796,640)	(92,595,757)	(227,157,157)	(351,947,141)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(477,833)	—	(2,679,905)	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	(477,833)	—	(2,679,905)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,521,963	9,523,156	142,473,412	324,062,252	1,457,119,378	1,233,493,319
Cost of shares redeemed	(7,463,630)	(21,037,556)	(177,311,417)	(438,610,172)	(1,866,711,751)	(1,880,891,275)
Change in net assets resulting from capital transactions	(4,941,667)	(11,514,400)	(34,838,005)	(114,547,920)	(409,592,373)	(647,397,956)
Change in net assets	(5,338,047)	(13,762,924)	(97,112,478)	(207,143,677)	(639,429,435)	(999,345,097)
NET ASSETS:
Beginning of period	$15,087,779	$28,850,703	$345,730,059	$552,873,736	$2,013,469,100	$3,012,814,197
End of period	$9,749,732	$15,087,779	$248,617,581	$345,730,059	$1,374,039,665	$2,013,469,100
Accumulated undistributed net investment income (loss) included in end of period net assets	$(9,869)	$(194,423)	$530,617	$(3,416,513)	$3,087,334	$(17,098,607)
SHARE TRANSACTIONS:
Beginning of period	900,000	1,600,000	7,216,642	9,316,642	59,755,826	75,562,500
Issued	150,000	550,000	3,250,000	6,150,000	47,750,000	33,475,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(450,000)	(1,250,000)	(4,150,000)	(8,250,000)	(60,975,000)	(49,281,674)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	600,000	900,000	6,316,642	7,216,642	46,530,826	59,755,826

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 221

	Short SmallCap600		Ultra 20+ Year Treasury		Ultra 7-10 Year Treasury
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$8,739	$(75,335)	$518,214	$584,548	$445,405	$290,458
Net realized gain (loss)	(3,577,035)	(195,746)	(4,899,926)	3,946,567	(3,400,757)	(5,084,022)
Change in net unrealized appreciation/depreciation	1,745,650	(1,959,938)	3,695,902	(8,043,491)	(2,179,998)	4,488,438
Change in net assets resulting from operations	(1,822,646)	(2,231,019)	(685,810)	(3,512,376)	(5,135,350)	(305,126)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(531,877)	(392,212)	(449,527)	(228,242)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	(531,877)	(392,212)	(449,527)	(228,242)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	4,583,732	7,859,991	66,851,520	114,487,680	140,661,447	136,042,874
Cost of shares redeemed	(16,360,115)	—	(90,583,551)	(112,341,966)	(151,947,423)	(161,184,419)
Change in net assets resulting from capital transactions	(11,776,383)	7,859,991	(23,732,031)	2,145,714	(11,285,976)	(25,141,545)
Change in net assets	(13,599,029)	5,628,972	(24,949,718)	(1,758,874)	(16,870,853)	(25,674,913)
NET ASSETS:
Beginning of period	$17,345,706	$11,716,734	$48,034,543	$49,793,417	$41,310,999	$66,985,912
End of period	$3,746,677	$17,345,706	$23,084,825	$48,034,543	$24,440,146	$41,310,999
Accumulated undistributed net investment income (loss) included in end of period net assets	$(19,615)	$(117,983)	$105,407	$119,070	$111,052	$115,174
SHARE TRANSACTIONS:
Beginning of period	443,681	243,681	600,000	575,000	700,000	1,100,000
Issued	125,000	200,000	850,000	500,000	2,450,000	2,100,000
Issued in-kind	—	—	—	750,000	—	200,000
Redeemed	(450,000)	—	(1,125,000)	(225,000)	(2,000,000)	(2,000,000)
Redemption in-kind	—	—	(25,000)	(1,000,000)	(700,000)	(700,000)
Shares outstanding, end of period	118,681	443,681	300,000	600,000	450,000	700,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

222 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Ultra Basic Materials		Ultra Consumer Goods		Ultra Consumer Services
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$385,072	$326,818	$154,265	$127,874	$29,742	$43,214
Net realized gain (loss)	31,561,313	(679,766)	3,326,684	1,187,782	7,278,895	1,015,089
Change in net unrealized appreciation/depreciation	(19,926,695)	16,099,062	(5,401,473)	1,762,099	(3,418,520)	5,304,231
Change in net assets resulting from operations	12,019,690	15,746,114	(1,920,524)	3,077,755	3,890,117	6,362,534
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(314,257)	(293,794)	(92,825)	(89,377)	(34,344)	(34,244)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	(314,257)	(293,794)	(92,825)	(89,377)	(34,344)	(34,244)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	54,473,735	2,705,348	48,111,654	6,545,850	41,180,576	11,638,403
Cost of shares redeemed	(61,199,265)	(16,404,699)	(49,837,688)	(12,775,649)	(42,364,818)	(20,602,052)
Change in net assets resulting from capital transactions	(6,725,530)	(13,699,351)	(1,726,034)	(6,229,799)	(1,184,242)	(8,963,649)
Change in net assets	4,979,903	1,752,969	(3,739,383)	(3,241,421)	2,671,531	(2,635,359)
NET ASSETS:
Beginning of period	$55,176,240	$53,423,271	$13,585,567	$16,826,988	$21,184,014	$23,819,373
End of period	$60,156,143	$55,176,240	$9,846,184	$13,585,567	$23,855,545	$21,184,014
Accumulated undistributed net investment income (loss) included in end of period net assets	$235,635	$147,777	$67,617	$37,367	$14,362	$18,147
SHARE TRANSACTIONS:
Beginning of period	1,000,000	1,275,000	300,000	450,000	300,000	450,000
Issued	600,000	—	900,000	50,000	525,000	200,000
Issued in-kind	150,000	50,000	175,000	125,000	25,000	—
Redeemed	—	—	—	(125,000)	—	—
Redemption in-kind	(875,000)	(325,000)	(1,125,000)	(200,000)	(575,000)	(350,000)
Shares outstanding, end of period	875,000	1,000,000	250,000	300,000	275,000	300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 223

	Ultra Dow30SM				Ultra Financials				Ultra FTSE China 50
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$3,310,561		$2,900,279		$7,700,351		$5,728,003		$(157,153)	$(221,118)
Net realized gain (loss)	123,393,714		28,459,608		217,320,062		56,255,143		17,280,182	794,362
Change in net unrealized appreciation/depreciation	(21,715,757)		63,222,120		1,277,237		157,921,399		(3,422,197)	9,055,073
Change in net assets resulting from operations	104,988,518		94,582,007		226,297,650		219,904,545		13,700,832	9,628,317
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,893,062)		(2,998,179)		(5,936,203)		(5,388,277)		—	—
Net realized gains on investments	—		—		—		—		—	—
Tax return of capital	—		—		—		—		—	—
Total distributions	(2,893,062)		(2,998,179)		(5,936,203)		(5,388,277)		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	267,163,772		149,593,068		5,912,821		8,265,005		33,711,924	32,825,656
Cost of shares redeemed	(261,424,851)		(173,417,408)		(114,618,677)		(142,506,589)		(47,387,117)	(18,300,397)
Change in net assets resulting from capital transactions	5,738,921		(23,824,340)		(108,705,856)		(134,241,584)		(13,675,193)	14,525,259
Change in net assets	107,834,377		67,759,488		111,655,591		80,274,684		25,639	24,153,576
NET ASSETS:
Beginning of period	$313,390,636		$245,631,148		$771,464,675		$691,189,991		$43,258,871	$19,105,295
End of period	$421,225,013		$313,390,636		$883,120,266		$771,464,675		$43,284,510	$43,258,871
Accumulated undistributed net investment income (loss) included in end of period net assets	$1,061,658		$533,067		$3,594,100		$1,829,952		$(239,365)	$(285,502)
SHARE TRANSACTIONS:
Beginning of period	9,900,000	(f)	10,950,000	(f)	24,357,750	(f)	29,307,750	(f)	700,000	450,000
Issued	4,200,000	(f)	1,950,000	(f)	—	(f)	300,000	(f)	400,000	600,000
Issued in-kind	2,250,000	(f)	3,750,000	(f)	150,000	(f)	—	(f)	—	—
Redeemed	(1,200,000	)(f)	(2,700,000	)(f)	(600,000	)(f)	(900,000	)(f)	(575,000)	(350,000)
Redemption in-kind	(5,200,000	)(f)	(4,050,000	)(f)	(2,400,000	)(f)	(4,350,000	)(f)	—	—
Shares outstanding, end of period	9,950,000	(f)	9,900,000	(f)	21,507,750	(f)	24,357,750	(f)	525,000	700,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

See accompanying notes to the financial statements.

224 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Ultra FTSE Europe		Ultra Gold Miners		Ultra Health Care
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(21,731)	$(66,314)	$(22,642)	$(99,394)	$418,296	$125,192
Net realized gain (loss)	4,470,909	(861,211)	(3,879,467)	1,242,522	40,618,779	18,890,619
Change in net unrealized appreciation/depreciation	(3,333,528)	4,154,419	3,268,493	(6,024,864)	(25,535,508)	(5,625,200)
Change in net assets resulting from operations	1,115,650	3,226,894	(633,616)	(4,881,736)	15,501,567	13,390,611
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	(201,214)	(36,264)
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	(201,214)	(36,264)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	11,628,821	757,847	18,339,991	19,138,229	207,108,442	126,639,322
Cost of shares redeemed	(14,492,177)	(1,960,076)	(20,704,374)	(9,324,924)	(214,995,529)	(145,037,055)
Change in net assets resulting from capital transactions	(2,863,356)	(1,202,229)	(2,364,383)	9,813,305	(7,887,087)	(18,397,733)
Change in net assets	(1,747,706)	2,024,665	(2,997,999)	4,931,569	7,413,266	(5,043,386)
NET ASSETS:
Beginning of period	$12,757,570	$10,732,905	$12,371,983	$7,440,414	$82,029,565	$87,072,951
End of period	$11,009,864	$12,757,570	$9,373,984	$12,371,983	$89,442,831	$82,029,565
Accumulated undistributed net investment income (loss) included in end of period net assets	$(46,075)	$(121,280)	$(61,881)	$(118,327)	$245,734	$(866,525)
SHARE TRANSACTIONS:
Beginning of period	250,000	275,000	299,969	149,969	1,125,000	1,375,000
Issued	200,000	25,000	300,000	350,000	2,175,000	1,600,000
Issued in-kind	—	—	150,000	—	250,000	325,000
Redeemed	(250,000)	(50,000)	(500,000)	(50,000)	—	(50,000)
Redemption in-kind	—	—	—	(150,000)	(2,525,000)	(2,125,000)
Shares outstanding, end of period	200,000	250,000	249,969	299,969	1,025,000	1,125,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 225

	Ultra High Yield		Ultra Industrials		Ultra MidCap400
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$90,783	$61,618	$111,284	$97,982	$553,343		$458,637
Net realized gain (loss)	241,135	(3,721)	10,199,587	2,541,506	35,862,834		19,628,656
Change in net unrealized appreciation/depreciation	(296,241)	423,153	(4,976,995)	4,607,474	(2,344,963)		16,717,267
Change in net assets resulting from operations	35,677	481,050	5,333,876	7,246,962	34,071,214		36,804,560
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(91,036)	(52,764)	(56,890)	(70,852)	(348,165)		(603,215)
Net realized gains on investments	—	—	—	—	—		—
Tax return of capital	—	—	—	—	—		—
Total distributions	(91,036)	(52,764)	(56,890)	(70,852)	(348,165)		(603,215)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	—	1,469,814	49,818,753	20,226,405	122,782,061		78,567,488
Cost of shares redeemed	—	—	(49,945,124)	(24,113,228)	(116,320,128)		(144,676,226)
Change in net assets resulting from capital transactions	—	1,469,814	(126,371)	(3,886,823)	6,461,933		(66,108,738)
Change in net assets	(55,359)	1,898,100	5,150,615	3,289,287	40,184,982		(29,907,393)
NET ASSETS:
Beginning of period	$3,252,910	$1,354,810	$21,241,505	$17,952,218	$113,727,850		$143,635,243
End of period	$3,197,551	$3,252,910	$26,392,120	$21,241,505	$153,912,832		$113,727,850
Accumulated undistributed net investment income (loss) included in end of period net assets	$13,785	$14,038	$71,659	$34,295	$170,599		$(85,504)
SHARE TRANSACTIONS:
Beginning of period	50,000	25,000	375,000	450,000	3,375,000	(f)	5,625,000	(f)
Issued	—	—	700,000	425,000	2,250,000	(f)	1,800,000	(f)
Issued in-kind	—	25,000	50,000	25,000	1,050,000	(f)	750,000	(f)
Redeemed	—	—	—	—	(1,650,000	)(f)	(1,350,000	)(f)
Redemption in-kind	—	—	(750,000)	(525,000)	(1,400,000	)(f)	(3,450,000	)(f)
Shares outstanding, end of period	50,000	50,000	375,000	375,000	3,625,000	(f)	3,375,000	(f)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

See accompanying notes to the financial statements.

226 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Ultra MSCI Brazil Capped		Ultra MSCI EAFE				Ultra MSCI Emerging Markets
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(15,899)	$(165,832)	$(32,759)		$(172,954)		$(61,852)	$(175,068)
Net realized gain (loss)	2,365,383	9,301,221	4,354,164		(3,941,995)		8,400,447	852,307
Change in net unrealized appreciation/depreciation	(6,266,807)	2,282,686	(2,919,802)		8,922,388		(4,909,354)	9,223,927
Change in net assets resulting from operations	(3,917,323)	11,418,075	1,401,603		4,807,439		3,429,241	9,901,166
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—		—		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	—	—	—		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	32,956,402	15,041,560	16,542,378		10,484,641		37,912,730	11,798,832
Cost of shares redeemed	(38,179,137)	(22,195,862)	(17,727,933)		(97,104,805)		(20,024,745)	(18,252,132)
Change in net assets resulting from capital transactions	(5,222,735)	(7,154,302)	(1,185,555)		(86,620,164)		17,887,985	(6,453,300)
Change in net assets	(9,140,058)	4,263,773	216,048		(81,812,725)		21,317,226	3,447,866
NET ASSETS:
Beginning of period	$18,750,866	$14,487,093	$11,311,741		$93,124,466		$29,982,165	$26,534,299
End of period	$9,610,808	$18,750,866	$11,527,789		$11,311,741		$51,299,391	$29,982,165
Accumulated undistributed net investment income (loss) included in end of period net assets	$(60,527)	$(191,962)	$(60,386)		$(279,443)		$(123,260)	$(229,656)
SHARE TRANSACTIONS:
Beginning of period	316,557	416,557	300,000	(f)	3,225,000	(f)	425,000	575,000
Issued	400,000	300,000	375,000	(f)	375,000	(f)	400,000	200,000
Issued in-kind	—	—	—	(f)	—	(f)	—	—
Redeemed	(550,000)	(400,000)	(400,000	)(f)	(3,300,000	)(f)	(225,000)	(350,000)
Redemption in-kind	—	—	—	(f)	—	(f)	—	—
Shares outstanding, end of period	166,557	316,557	275,000	(f)	300,000	(f)	600,000	425,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 227

	Ultra MSCI Japan				Ultra Nasdaq Biotechnology		Ultra Oil & Gas
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(30,548)		$(81,108)		$(1,567,173)	$(1,935,704)	$2,448,610	$1,713,653
Net realized gain (loss)	3,880,816		3,511,550		10,847,872	37,194,723	1,803,736	15,293,962
Change in net unrealized appreciation/depreciation	(1,438,623)		(388,781)		73,645,556	(28,290,391)	40,661,399	(27,457,027)
Change in net assets resulting from operations	2,411,645		3,041,661		82,926,255	6,968,628	44,913,745	(10,449,412)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		—		—	—	(2,665,992)	(1,840,911)
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	—		—		—	—	(2,665,992)	(1,840,911)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	49,131,960		21,313,784		128,119,787	127,262,613	24,147,912	76,061,866
Cost of shares redeemed	(52,377,238)		(24,098,175)		(189,834,102)	(275,925,088)	(67,611,872)	(84,460,674)
Change in net assets resulting from capital transactions	(3,245,278)		(2,784,391)		(61,714,315)	(148,662,475)	(43,463,960)	(8,398,808)
Change in net assets	(833,633)		257,270		21,211,940	(141,693,847)	(1,216,207)	(20,689,131)
NET ASSETS:
Beginning of period	$10,270,715		$10,013,445		$342,040,069	$483,733,916	$127,915,497	$148,604,628
End of period	$9,437,082		$10,270,715		$363,252,009	$342,040,069	$126,699,290	$127,915,497
Accumulated undistributed net investment income (loss) included in end of period net assets	$(29,665)		$(118,700)		$(2,548,133)	$(3,080,507)	$907,053	$1,013,754
SHARE TRANSACTIONS:
Beginning of period	300,000	(f)	375,000	(f)	7,500,000	10,450,000	3,975,000	4,175,000
Issued	1,275,000	(f)	675,000	(f)	1,100,000	750,000	250,000	700,000
Issued in-kind	—	(f)	—	(f)	1,200,000	2,300,000	500,000	1,300,000
Redeemed	(1,350,000	)(f)	(750,000	)(f)	(850,000)	(250,000)	(300,000)	(200,000)
Redemption in-kind	—	(f)	—	(f)	(2,450,000)	(5,750,000)	(1,500,000)	(2,000,000)
Shares outstanding, end of period	225,000	(f)	300,000	(f)	6,500,000	7,500,000	2,925,000	3,975,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

See accompanying notes to the financial statements.

228 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Ultra QQQ®				Ultra Real Estate				Ultra Russell2000
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(517,488)		$496,610		$2,682,021		$1,840,286		$335,428		$376,744
Net realized gain (loss)	561,309,736		113,949,311		48,876,147		48,460,388		62,345,372		38,249,102
Change in net unrealized appreciation/depreciation	(56,767,819)		369,654,863		(47,187,989)		(34,414,247)		212,258		22,192,829
Change in net assets resulting from operations	504,024,429		484,100,784		4,370,179		15,886,427		62,893,058		60,818,675
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(74,620)		(1,286,503)		(1,591,749)		(1,339,650)		(240,168)		(550,208)
Net realized gains on investments	—		—		—		—		—		—
Tax return of capital	—		—		—		—		—		—
Total distributions	(74,620)		(1,286,503)		(1,591,749)		(1,339,650)		(240,168)		(550,208)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	919,111,442		328,519,918		320,379,512		237,821,350		335,842,660		339,935,231
Cost of shares redeemed	(897,679,958)		(427,712,161)		(358,612,691)		(288,252,684)		(292,685,705)		(408,450,846)
Change in net assets resulting from capital transactions	21,431,484		(99,192,243)		(38,233,179)		(50,431,334)		43,156,955		(68,515,615)
Change in net assets	525,381,293		383,622,038		(35,454,749)		(35,884,557)		105,809,845		(8,247,148)
NET ASSETS:
Beginning of period	$1,257,751,959		$874,129,921		$167,258,006		$203,142,563		$158,157,260		$166,404,408
End of period	$1,783,133,252		$1,257,751,959		$131,803,257		$167,258,006		$263,967,105		$158,157,260
Accumulated undistributed net investment income (loss) included in end of period net assets	$752,076		$1,077,582		$4,176,779		$3,689,734		$1,120,492		$987,991
SHARE TRANSACTIONS:
Beginning of period	20,700,000	(c)	23,300,000	(c)	2,758,744	(c)	3,558,744	(c)	2,800,000	(c)	4,100,000	(c)
Issued	5,700,000	(c)	3,700,000	(c)	4,700,000	(c)	3,200,000	(c)	2,550,000	(c)	2,800,000	(c)
Issued in-kind	7,100,000	(c)	3,700,000	(c)	450,000	(c)	600,000	(c)	2,500,000	(c)	3,700,000	(c)
Redeemed	—	(c)	—	(c)	—	(c)	—	(c)	(700,000	)(c)	(4,400,000	)(c)
Redemption in-kind	(12,500,000	)(c)	(10,000,000	)(c)	(5,750,000	)(c)	(4,600,000	)(c)	(3,800,000	)(c)	(3,400,000	)(c)
Shares outstanding, end of period	21,000,000	(c)	20,700,000	(c)	2,158,744	(c)	2,758,744	(c)	3,350,000	(c)	2,800,000	(c)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 229

	Ultra S&P500®		Ultra Semiconductors				Ultra SmallCap600
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$15,512,539	$10,285,880	$434,501		$202,859		$19,504	$(5,297)
Net realized gain (loss)	712,122,465	185,627,244	33,505,226		7,096,003		12,674,498	1,974,299
Change in net unrealized appreciation/depreciation	(280,579,906)	305,258,606	(6,974,357)		14,800,652		(3,041,424)	5,086,107
Change in net assets resulting from operations	447,055,098	501,171,730	26,965,370		22,099,514		9,652,578	7,055,109
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(10,331,182)	(7,241,678)	(273,237)		(161,118)		—	(17,036)
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	(10,331,182)	(7,241,678)	(273,237)		(161,118)		—	(17,036)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,399,372,306	1,175,433,152	96,986,483		7,700,774		40,112,280	25,494,527
Cost of shares redeemed	(1,356,644,535)	(1,308,001,491)	(88,836,924)		(8,786,588)		(45,082,316)	(27,564,474)
Change in net assets resulting from capital transactions	42,727,771	(132,568,339)	8,149,559		(1,085,814)		(4,970,036)	(2,069,947)
Change in net assets	479,451,687	361,361,713	34,841,692		20,852,582		4,682,542	4,968,126
NET ASSETS:
Beginning of period	$1,860,832,168	$1,499,470,455	$45,003,077		$24,150,495		$23,724,463	$18,756,337
End of period	$2,340,283,855	$1,860,832,168	$79,844,769		$45,003,077		$28,407,005	$23,724,463
Accumulated undistributed net investment income (loss) included in end of period net assets	$6,527,475	$4,465,640	$309,116		$121,972		$48,194	$28,610
SHARE TRANSACTIONS:
Beginning of period	21,000,000	22,600,000	1,500,000	(f)	1,650,000	(f)	300,000	325,000
Issued	7,600,000	12,650,000	1,950,000	(f)	75,000	(f)	400,000	350,000
Issued in-kind	6,050,000	3,150,000	525,000	(f)	225,000	(f)	—	25,000
Redeemed	—	(100,000)	—	(f)	—	(f)	—	—
Redemption in-kind	(13,450,000)	(17,300,000)	(2,350,000	)(f)	(450,000	)(f)	(450,000)	(400,000)
Shares outstanding, end of period	21,200,000	21,000,000	1,625,000	(f)	1,500,000	(f)	250,000	300,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

See accompanying notes to the financial statements.

230 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	Ultra Technology				Ultra Telecommunications		Ultra Utilities
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$465,716		$12,647		$37,550	$63,487	$298,524	$236,466
Net realized gain (loss)	143,933,762		22,603,347		(335,718)	172,946	613,027	(164,129)
Change in net unrealized appreciation/depreciation	(30,614,638)		56,372,999		(935,281)	(539,728)	(2,971,885)	2,900,658
Change in net assets resulting from operations	113,784,840		78,988,993		(1,233,449)	(303,295)	(2,060,334)	2,972,995
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(349,296)		(133,437)		(43,235)	(67,568)	(274,925)	(231,725)
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	(349,296)		(133,437)		(43,235)	(67,568)	(274,925)	(231,725)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	329,357,776		166,319,165		1,981,935	22,754,439	10,030,727	5,078,355
Cost of shares redeemed	(330,177,397)		(118,257,304)		(3,300,372)	(22,123,952)	(10,971,170)	(9,958,370)
Change in net assets resulting from capital transactions	(819,621)		48,061,861		(1,318,437)	630,487	(940,443)	(4,880,015)
Change in net assets	112,615,923		126,917,417		(2,595,121)	259,624	(3,275,702)	(2,138,745)
NET ASSETS:
Beginning of period	$229,402,494		$102,485,077		$5,269,258	$5,009,634	$15,562,095	$17,700,840
End of period	$342,018,417		$229,402,494		$2,674,137	$5,269,258	$12,286,393	$15,562,095
Accumulated undistributed net investment income (loss) included in end of period net assets	$459,313		$101,225		$106,306	$89,882	$105,534	$81,460
SHARE TRANSACTIONS:
Beginning of period	3,300,000	(c)	2,600,000	(c)	100,000	100,000	325,000	450,000
Issued	3,075,000	(c)	1,650,000	(c)	25,000	300,000	150,000	75,000
Issued in-kind	800,000	(c)	1,750,000	(c)	25,000	125,000	50,000	50,000
Redeemed	—	(c)	—	(c)	—	(100,000)	(125,000)	—
Redemption in-kind	(3,925,000	)(c)	(2,700,000	)(c)	(75,000)	(325,000)	(125,000)	(250,000)
Shares outstanding, end of period	3,250,000	(c)	3,300,000	(c)	75,000	100,000	275,000	325,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 231

	UltraPro Dow30SM				UltraPro Financial Select Sector		UltraPro MidCap400
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,852,799		$139,269		$234,554	$30,351	$51,086	$(51,776)
Net realized gain (loss)	183,466,277		15,518,673		15,622,385	1,508,814	30,479,490	757,982
Change in net unrealized appreciation/depreciation	(107,101,654)		63,440,693		(8,876,744)	2,128,919	(18,092,083)	11,379,709
Change in net assets resulting from operations	79,217,422		79,098,635		6,980,195	3,668,084	12,438,493	12,085,915
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,468,412)		(346,032)		(107,399)	(12,720)	—	(4,590)
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	(1,468,412)		(346,032)		(107,399)	(12,720)	—	(4,590)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,222,859,715		217,917,028		78,429,043	15,284,695	74,242,402	4,076,914
Cost of shares redeemed	(890,599,540)		(270,386,627)		(50,268,662)	(6,580,268)	(87,666,168)	(7,060,008)
Change in net assets resulting from capital transactions	332,260,175		(52,469,599)		28,160,381	8,704,427	(13,423,766)	(2,983,094)
Change in net assets	410,009,185		26,283,004		35,033,177	12,359,791	(985,273)	9,098,231
NET ASSETS:
Beginning of period	$166,606,345		$140,323,341		$21,585,585	$9,225,794	$36,739,463	$27,641,232
End of period	$576,615,530		$166,606,345		$56,618,762	$21,585,585	$35,754,190	$36,739,463
Accumulated undistributed net investment income (loss) included in end of period net assets	$1,544,995		$(1,229)		$152,029	$26,444	$28,546	$(28,913)
SHARE TRANSACTIONS:
Beginning of period	2,900,000	(c)	4,100,000	(c)	350,004	250,004	425,000	475,000
Issued	12,900,000	(c)	4,100,000	(c)	375,000	—	700,000	—
Issued in-kind	2,250,000	(c)	800,000	(c)	400,000	225,000	—	50,000
Redeemed	—	(c)	(100,000	)(c)	—	(25,000)	—	—
Redemption in-kind	(11,400,000	)(c)	(6,000,000	)(c)	(500,000)	(100,000)	(825,000)	(100,000)
Shares outstanding, end of period	6,650,000	(c)	2,900,000	(c)	625,004	350,004	300,000	425,000

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

See accompanying notes to the financial statements.

232 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	UltraPro Nasdaq Biotechnology		UltraPro QQQ®				UltraPro Russell2000
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(169,548)	$(180,354)	$(3,123,244)		$(4,099,114)		$2,053		$(254,133)
Net realized gain (loss)	7,003,989	1,467,520	1,588,307,130		334,224,409		68,801,111		49,841,377
Change in net unrealized appreciation/depreciation	7,797,578	1,331,050	(396,772,389)		591,993,438		(6,230,285)		3,429
Change in net assets resulting from operations	14,632,019	2,618,216	1,188,411,497		922,118,733		62,572,879		49,590,673
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—		—		—		(37,781)
Net realized gains on investments	—	—	—		—		—		—
Tax return of capital	—	—	—		—		—		—
Total distributions	—	—	—		—		—		(37,781)
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	53,174,430	35,311,537	4,645,011,323		1,400,136,328		297,740,836		339,171,401
Cost of shares redeemed	(64,915,556)	(47,097,494)	(4,156,653,063)		(1,702,555,496)		(320,958,843)		(369,200,335)
Change in net assets resulting from capital transactions	(11,741,126)	(11,785,957)	488,358,260		(302,419,168)		(23,218,007)		(30,028,934)
Change in net assets	2,890,893	(9,167,741)	1,676,769,757		619,699,565		39,354,872		19,523,958
NET ASSETS:
Beginning of period	$34,158,412	$43,326,153	$1,772,188,121		$1,152,488,556		$113,344,247		$93,820,289
End of period	$37,049,305	$34,158,412	$3,448,957,878		$1,772,188,121		$152,699,119		$113,344,247
Accumulated undistributed net investment income (loss) included in end of period net assets	$(274,786)	$(266,016)	$(4,134,997)		$(2,826,809)		$12,823		$(156,770)
SHARE TRANSACTIONS:
Beginning of period	1,349,915	1,549,915	50,100,000	(f)	66,000,000	(f)	1,900,000	(c)	2,500,000	(c)
Issued	900,000	650,000	104,450,000	(f)	49,500,000	(f)	2,300,000	(c)	2,100,000	(c)
Issued in-kind	700,000	900,000	—	(f)	17,100,000	(f)	1,600,000	(c)	4,100,000	(c)
Redeemed	(650,000)	(100,000)	—	(f)	(5,400,000	)(f)	—	(c)	—	(c)
Redemption in-kind	(1,150,000)	(1,650,000)	(92,700,000	)(f)	(77,100,000	)(f)	(4,200,000	)(c)	(6,800,000	)(c)
Shares outstanding, end of period	1,149,915	1,349,915	61,850,000	(f)	50,100,000	(f)	1,600,000	(c)	1,900,000	(c)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(c)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.
See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 233

	UltraPro S&P500®				UltraPro Short 20+ Year Treasury		UltraPro Short Dow30SM
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$5,106,223		$(1,550,587)		$133,097	$(491,077)	$1,221,777	$(953,978)
Net realized gain (loss)	809,440,063		8,421,253		(2,216,846)	(11,873,094)	(148,307,492)	(63,719,096)
Change in net unrealized appreciation/depreciation	(507,868,182)		327,965,076		(1,315,757)	12,369,978	50,233,908	(63,764,336)
Change in net assets resulting from operations	306,678,104		334,835,742		(3,399,506)	5,807	(96,851,807)	(128,437,410)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(913,899)		(974,770)		—	—	(434,647)	—
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	(913,899)		(974,770)		—	—	(434,647)	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,802,181,861		683,320,685		95,017,252	33,680,910	343,375,257	252,330,377
Cost of shares redeemed	(2,543,182,953)		(826,227,599)		(80,859,871)	(24,201,777)	(270,682,573)	(110,559,519)
Change in net assets resulting from capital transactions	258,998,908		(142,906,914)		14,157,381	9,479,133	72,692,684	141,770,858
Change in net assets	564,763,113		190,954,058		10,757,875	9,484,940	(24,593,770)	13,333,448
NET ASSETS:
Beginning of period	$880,461,734		$689,507,676		$84,358,877	$74,873,937	$202,052,342	$188,718,894
End of period	$1,445,224,847		$880,461,734		$95,116,752	$84,358,877	$177,458,572	$202,052,342
Accumulated undistributed net investment income (loss) included in end of period net assets	$3,403,286		$(1,035,976)		$(42,808)	$(736,585)	$404,156	$(1,427,428)
SHARE TRANSACTIONS:
Beginning of period	25,800,000	(f)	30,900,000	(f)	3,074,917	2,674,917	6,136,276	3,099,917
Issued	61,850,000	(f)	15,600,000	(f)	3,450,000	1,200,000	17,050,000	5,462,500
Issued in-kind	5,250,000	(f)	10,800,000	(f)	—	—	—	—
Redeemed	—	(f)	(5,250,000	)(f)	(2,950,000)	(800,000)	(13,600,000)	(2,426,141)
Redemption in-kind	(61,700,000	)(f)	(26,250,000	)(f)	—	—	—	—
Shares outstanding, end of period	31,200,000	(f)	25,800,000	(f)	3,574,917	3,074,917	9,586,276	6,136,276

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(f)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

See accompanying notes to the financial statements.

234 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	UltraPro Short Financial Select Sector		UltraPro Short MidCap400		UltraPro Short Nasdaq Biotechnology
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$2,658	$(12,488)	$815	$(22,354)	$(16,770)		$(58,409)
Net realized gain (loss)	(1,628,543)	438,572	(2,960,392)	(1,412,526)	(2,014,859)		(973,316)
Change in net unrealized appreciation/depreciation	554,561	(1,667,316)	1,812,917	(531,524)	(1,372,872)		805,650
Change in net assets resulting from operations	(1,071,324)	(1,241,232)	(1,146,660)	(1,966,404)	(3,404,501)		(226,075)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—		—
Net realized gains on investments	—	—	—	—	—		—
Tax return of capital	—	—	—	—	—		—
Total distributions	—	—	—	—	—		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	632,942	1,151,937	3,884,686	8,055,549	5,167,931		17,762,108
Cost of shares redeemed	(1,020,553)	—	(3,923,955)	(7,231,737)	(5,045,188)		(15,790,619)
Change in net assets resulting from capital transactions	(387,611)	1,151,937	(39,269)	823,812	122,743		1,971,489
Change in net assets	(1,458,935)	(89,295)	(1,185,929)	(1,142,592)	(3,281,758)		1,745,414
NET ASSETS:
Beginning of period	$2,210,299	$2,299,594	$3,156,871	$4,299,463	$7,094,058		$5,348,644
End of period	$751,364	$2,210,299	$1,970,942	$3,156,871	$3,812,300		$7,094,058
Accumulated undistributed net investment income (loss) included in end of period net assets	$(780)	$(22,936)	$(6,038)	$(37,003)	$(37,706)		$(31,352)
SHARE TRANSACTIONS:
Beginning of period	143,723	68,747	218,686	168,686	200,001	(e)	100,001	(e)
Issued	50,000	74,976	350,000	500,000	225,000	(e)	400,000	(e)
Issued in-kind	—	—	—	—	—	(e)	—	(e)
Redeemed	(100,000)	—	(350,000)	(450,000)	(225,034	)(e)	(300,000	)(e)
Redemption in-kind	—	—	—	—	—	(e)	—	(e)
Shares outstanding, end of period	93,723	143,723	218,686	218,686	199,967	(e)	200,001	(e)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 235

	UltraPro Short QQQ®		UltraPro Short Russell2000		UltraPro Short S&P500®
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$4,697,520	$(2,476,570)	$361,545	$(378,454)	$4,295,772		$(3,223,218)
Net realized gain (loss)	(401,407,443)	(172,361,842)	(72,890,852)	(39,344,887)	(301,126,033)		(208,792,449)
Change in net unrealized appreciation/depreciation	47,879,982	(250,495,814)	23,277,302	(20,932,394)	32,662,901		(146,846,768)
Change in net assets resulting from operations	(348,829,941)	(425,334,226)	(49,252,005)	(60,655,735)	(264,167,360)		(358,862,435)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,648,121)	—	(142,513)	—	(1,638,908)		—
Net realized gains on investments	—	—	—	—	—		—
Tax return of capital	—	—	—	—	—		—
Total distributions	(1,648,121)	—	(142,513)	—	(1,638,908)		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	1,348,888,536	907,509,367	177,645,100	235,342,496	848,737,260		942,885,458
Cost of shares redeemed	(909,397,554)	(533,095,412)	(170,197,426)	(148,714,511)	(817,107,873)		(706,542,910)
Change in net assets resulting from capital transactions	439,490,982	374,413,955	7,447,674	86,627,985	31,629,387		236,342,548
Change in net assets	89,012,920	(50,920,271)	(41,946,844)	25,972,250	(234,176,881)		(122,519,887)
NET ASSETS:
Beginning of period	$495,886,362	$546,806,633	$111,424,946	$85,452,696	$697,963,605		$820,483,492
End of period	$584,899,282	$495,886,362	$69,478,102	$111,424,946	$463,786,724		$697,963,605
Accumulated undistributed net investment income (loss) included in end of period net assets	$1,497,658	$(3,770,087)	$99,957	$(597,315)	$1,481,088		$(5,021,822)
SHARE TRANSACTIONS:
Beginning of period	16,335,293	7,799,757	2,313,142	876,165	10,938,957	(d)	7,626,457	(d)
Issued	68,050,000	17,725,000	5,250,000	4,150,000	17,600,000	(d)	11,000,000	(d)
Issued in-kind	—	—	—	—	—	(d)	—	(d)
Redeemed	(45,350,000)	(9,189,464)	(4,800,000)	(2,713,023)	(17,190,323	)(d)	(7,687,500	)(d)
Redemption in-kind	—	—	—	—	—	(d)	—	(d)
Shares outstanding, end of period	39,035,293	16,335,293	2,763,142	2,313,142	11,348,634	(d)	10,938,957	(d)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

236 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	UltraShort 20+ Year Treasury		UltraShort 7-10 Year Treasury		UltraShort Basic Materials
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$7,279,766	$(9,738,817)	$262,305	$(770,440)	$(5,802)		$(66,077)
Net realized gain (loss)	(153,649,060)	(305,433,216)	6,172,334	(20,575,415)	(1,402,561)		(7,200,707)
Change in net unrealized appreciation/depreciation	165,542,712	361,880,325	2,102,254	21,231,794	(973,454)		3,536,575
Change in net assets resulting from operations	19,173,418	46,708,292	8,536,893	(114,061)	(2,381,817)		(3,730,209)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,530,042)	—	—	—	—		—
Net realized gains on investments	—	—	—	—	—		—
Tax return of capital	—	—	—	—	—		—
Total distributions	(1,530,042)	—	—	—	—		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	877,134,439	1,059,468,636	57,362,952	25,056,391	2,447,847		3,097,033
Cost of shares redeemed	(1,104,780,995)	(1,169,175,292)	(49,133,611)	(55,513,330)	(3,665,729)		(5,841,914)
Change in net assets resulting from capital transactions	(227,646,556)	(109,706,656)	8,229,341	(30,456,939)	(1,217,882)		(2,744,881)
Change in net assets	(210,003,180)	(62,998,364)	16,766,234	(30,571,000)	(3,599,699)		(6,475,090)
NET ASSETS:
Beginning of period	$2,053,938,362	$2,116,936,726	$125,278,881	$155,849,881	$8,114,216		$14,589,306
End of period	$1,843,935,182	$2,053,938,362	$142,045,115	$125,278,881	$4,514,517		$8,114,216
Accumulated undistributed net investment income (loss) included in end of period net assets	$2,949,810	$(15,666,056)	$27,086	$(1,239,695)	$(22,200)		$(125,242)
SHARE TRANSACTIONS:
Beginning of period	56,506,929	58,206,929	5,900,000	7,350,000	220,485	(e)	270,485	(e)
Issued	24,400,000	29,150,000	2,550,000	1,150,000	75,000	(e)	75,000	(e)
Issued in-kind	—	—	—	—	—	(e)	—	(e)
Redeemed	(29,700,000)	(30,850,000)	(2,200,000)	(2,600,000)	(125,129	)(e)	(125,000	)(e)
Redemption in-kind	—	—	—	—	—	(e)	—	(e)
Shares outstanding, end of period	51,206,929	56,506,929	6,250,000	5,900,000	170,356	(e)	220,485	(e)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 237

	UltraShort Consumer Goods		UltraShort Consumer Services		UltraShort Dow30SM
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$5,865	$(15,260)	$5,213	$(11,450)	$1,125,078		$(1,090,413)
Net realized gain (loss)	(698,103)	(3,244)	(664,974)	(39,322)	(117,554,317)		(51,637,325)
Change in net unrealized appreciation/depreciation	921,070	(556,187)	228,689	(685,090)	44,501,480		(39,014,930)
Change in net assets resulting from operations	228,832	(574,691)	(431,072)	(735,862)	(71,927,759)		(91,742,668)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(1,386)	—	(434,945)		—
Net realized gains on investments	—	—	—	—	—		—
Tax return of capital	—	—	—	—	—		—
Total distributions	—	—	(1,386)	—	(434,945)		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,962,080	4,693,520	—	—	111,719,952		164,257,980
Cost of shares redeemed	(2,234,953)	(4,620,301)	—	—	(125,196,570)		(59,813,694)
Change in net assets resulting from capital transactions	727,127	73,219	—	—	(13,476,618)		104,444,286
Change in net assets	955,959	(501,472)	(432,458)	(735,862)	(85,839,322)		12,701,618
NET ASSETS:
Beginning of period	$1,709,151	$2,210,623	$1,776,351	$2,512,213	$229,012,093		$216,310,475
End of period	$2,665,110	$1,709,151	$1,343,893	$1,776,351	$143,172,771		$229,012,093
Accumulated undistributed net investment income (loss) included in end of period net assets	$2,721	$(22,140)	$1,853	$(21,326)	$316,228		$(1,796,452)
SHARE TRANSACTIONS:
Beginning of period	112,457	112,457	62,317	62,317	4,655,942	(d)	2,943,442	(d)
Issued	200,000	250,000	—	—	2,900,000	(d)	2,712,500	(d)
Issued in-kind	—	—	—	—	—	(d)	—	(d)
Redeemed	(150,000)	(250,000)	—	—	(3,351,670	)(d)	(1,000,000	)(d)
Redemption in-kind	—	—	—	—	—	(d)	—	(d)
Shares outstanding, end of period	162,457	112,457	62,317	62,317	4,204,272	(d)	4,655,942	(d)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

238 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	UltraShort Financials		UltraShort FTSE China 50				UltraShort FTSE Europe
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$6,045	$(243,446)	$12,260		$(285,249)		$29,077	$(275,748)
Net realized gain (loss)	(40,487,825)	(634,304)	(11,376,968)		(18,055,811)		(7,619,151)	(4,537,185)
Change in net unrealized appreciation/depreciation	26,099,298	(18,795,314)	(4,854,118)		(7,681,692)		3,158,305	(13,789,631)
Change in net assets resulting from operations	(14,382,482)	(19,673,064)	(16,218,826)		(26,022,752)		(4,431,769)	(18,602,564)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—		—		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	—	—	—		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	3,192,393	26,309,749	7,049,596		10,515,814		—	37,280,248
Cost of shares redeemed	(11,099,222)	(12,083,142)	(6,705,555)		(3,375,520)		(9,436,036)	(28,761,328)
Change in net assets resulting from capital transactions	(7,906,829)	14,226,607	344,041		7,140,294		(9,436,036)	8,518,920
Change in net assets	(22,289,311)	(5,446,457)	(15,874,785)		(18,882,458)		(13,867,805)	(10,083,644)
NET ASSETS:
Beginning of period	$49,924,145	$55,370,602	$43,798,140		$62,680,598		$32,253,672	$42,337,316
End of period	$27,634,834	$49,924,145	$27,923,355		$43,798,140		$18,385,867	$32,253,672
Accumulated undistributed net investment income (loss) included in end of period net assets	$(44,452)	$(433,596)	$(64,882)		$(503,543)		$(39,207)	$(427,230)
SHARE TRANSACTIONS:
Beginning of period	1,719,832	1,294,832	440,131	(d)	377,631	(d)	887,119	762,119
Issued	125,000	775,000	112,500	(d)	87,500	(d)	—	675,000
Issued in-kind	—	—	—	(d)	—	(d)	—	—
Redeemed	(500,000)	(350,000)	(100,684	)(d)	(25,000	)(d)	(300,000)	(550,000)
Redemption in-kind	—	—	—	(d)	—	(d)	—	—
Shares outstanding, end of period	1,344,832	1,719,832	451,947	(d)	440,131	(d)	587,119	887,119

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 239

	UltraShort Gold Miners		UltraShort Health Care		UltraShort Industrials
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$(2,851)	$(23,014)	$1,662	$(17,698)	$5,824	$(20,434)
Net realized gain (loss)	(1,489,642)	1,559,293	232,069	(633,138)	(2,510,366)	(439,956)
Change in net unrealized appreciation/depreciation	1,229,292	(706,025)	(521,189)	512,482	1,697,707	(1,093,218)
Change in net assets resulting from operations	(263,201)	830,254	(287,458)	(138,354)	(806,835)	(1,553,608)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	10,282,733	10,207,143	760,467	3,221,244	2,235,818	761,252
Cost of shares redeemed	(10,270,275)	(11,503,694)	(785,887)	(4,578,554)	(1,389,004)	(820,635)
Change in net assets resulting from capital transactions	12,458	(1,296,551)	(25,420)	(1,357,310)	846,814	(59,383)
Change in net assets	(250,743)	(466,297)	(312,878)	(1,495,664)	39,979	(1,612,991)
NET ASSETS:
Beginning of period	$2,587,478	$3,053,775	$1,348,999	$2,844,663	$3,002,448	$4,615,439
End of period	$2,336,735	$2,587,478	$1,036,121	$1,348,999	$3,042,427	$3,002,448
Accumulated undistributed net investment income (loss) included in end of period net assets	$(8,217)	$(28,246)	$(2,897)	$(29,367)	$1,664	$(34,900)
SHARE TRANSACTIONS:
Beginning of period	162,436	112,500	35,905	60,905	135,842	135,842
Issued	700,000	650,000	25,000	75,000	125,000	25,000
Issued in-kind	—	—	—	—	—	—
Redeemed	(700,000)	(600,064)	(25,000)	(100,000)	(75,000)	(25,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	162,436	162,436	35,905	35,905	185,842	135,842

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

See accompanying notes to the financial statements.

240 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	UltraShort MidCap400		UltraShort MSCI Brazil Capped				UltraShort MSCI EAFE
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$9,523	$(42,381)	$29,550		$(207,359)		$3,223	$(37,949)
Net realized gain (loss)	(4,572,056)	(748,431)	(28,915,602)		(28,362,951)		(1,761,492)	(889,709)
Change in net unrealized appreciation/depreciation	3,295,934	(3,036,648)	25,670,639		(16,763,361)		1,217,721	(885,260)
Change in net assets resulting from operations	(1,266,599)	(3,827,460)	(3,215,413)		(45,333,671)		(540,548)	(1,812,918)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—		—		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	—	—	—		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	2,226,321	14,157,840	34,568,185		89,679,587		2,279,814	—
Cost of shares redeemed	(2,191,348)	(12,432,506)	(31,889,139)		(74,670,319)		(2,312,281)	(1,872,506)
Change in net assets resulting from capital transactions	34,973	1,725,334	2,679,046		15,009,268		(32,467)	(1,872,506)
Change in net assets	(1,231,626)	(2,102,126)	(536,367)		(30,324,403)		(573,015)	(3,685,424)
NET ASSETS:
Beginning of period	$4,787,187	$6,889,313	$30,706,599		$61,031,002		$3,753,935	$7,439,359
End of period	$3,555,561	$4,787,187	$30,170,232		$30,706,599		$3,180,920	$3,753,935
Accumulated undistributed net investment income (loss) included in end of period net assets	$2,165	$(69,739)	$(42,107)		$(325,212)		$(4,163)	$(61,340)
SHARE TRANSACTIONS:
Beginning of period	204,498	204,498	449,980	(g)	304,980	(g)	137,428	187,428
Issued	100,000	450,000	795,000	(g)	1,050,000	(g)	100,000	—
Issued in-kind	—	—	—	(g)	—	(g)	—	—
Redeemed	(100,000)	(450,000)	(685,101	)(g)	(905,000	)(g)	(100,000)	(50,000)
Redemption in-kind	—	—	—	(g)	—	(g)	—	—
Shares outstanding, end of period	204,498	204,498	559,879	(g)	449,980	(g)	137,428	137,428

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 241

	UltraShort MSCI Emerging Markets				UltraShort MSCI Japan		UltraShort Nasdaq Biotechnology
	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$55,397		$(213,747)		$(10,882)	$(81,116)	$41,933	$(339,652)
Net realized gain (loss)	(12,052,640)		(29,906,775)		(7,350,258)	634,101	(24,153,376)	(1,622,782)
Change in net unrealized appreciation/depreciation	1,978,696		5,693,902		4,753,286	(4,523,880)	7,870,423	(5,296,815)
Change in net assets resulting from operations	(10,018,547)		(24,426,620)		(2,607,854)	(3,970,895)	(16,241,020)	(7,259,249)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—		—		—	—	—	—
Net realized gains on investments	—		—		—	—	—	—
Tax return of capital	—		—		—	—	—	—
Total distributions	—		—		—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	24,966,493		72,785,438		696,369	1,043,908	12,917,913	87,454,024
Cost of shares redeemed	(31,757,041)		(73,647,797)		(3,258,708)	(4,759,354)	(19,502,569)	(93,563,380)
Change in net assets resulting from capital transactions	(6,790,548)		(862,359)		(2,562,339)	(3,715,446)	(6,584,656)	(6,109,356)
Change in net assets	(16,809,095)		(25,288,979)		(5,170,193)	(7,686,341)	(22,825,676)	(13,368,605)
NET ASSETS:
Beginning of period	$32,160,945		$57,449,924		$10,368,989	$18,055,330	$54,713,684	$68,082,289
End of period	$15,351,850		$32,160,945		$5,198,796	$10,368,989	$31,888,008	$54,713,684
Accumulated undistributed net investment income (loss) included in end of period net assets	$(8,210)		$(416,732)		$(33,957)	$(132,747)	$(47,472)	$(683,041)
SHARE TRANSACTIONS:
Beginning of period	553,949	(g)	553,949	(g)	299,913	374,913	1,884,998	1,884,998
Issued	540,000	(g)	910,000	(g)	25,000	25,000	600,000	2,750,000
Issued in-kind	—	(g)	—	(g)	—	—	—	—
Redeemed	(730,178	)(g)	(910,000	)(g)	(125,000)	(100,000)	(900,000)	(2,750,000)
Redemption in-kind	—	(g)	—	(g)	—	—	—	—
Shares outstanding, end of period	363,771	(g)	553,949	(g)	199,913	299,913	1,584,998	1,884,998

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(g)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

242 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	UltraShort Oil & Gas		UltraShort QQQ®				UltraShort Real Estate
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$19,641	$(221,326)	$2,011,660		$(1,676,559)		$48,201	$(187,658)
Net realized gain (loss)	(5,082,980)	(19,291,206)	(149,826,051)		(95,704,497)		(6,706,494)	(8,978,500)
Change in net unrealized appreciation/depreciation	(2,788,847)	16,307,601	16,470,295		(78,622,458)		5,135,790	2,613,014
Change in net assets resulting from operations	(7,852,186)	(3,204,931)	(131,344,096)		(176,003,514)		(1,522,503)	(6,553,144)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(764,207)		—		—	—
Net realized gains on investments	—	—	—		—		—	—
Tax return of capital	—	—	—		—		—	—
Total distributions	—	—	(764,207)		—		—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	17,260,328	49,908,450	448,763,017		247,974,224		15,231,679	38,655,276
Cost of shares redeemed	(20,314,753)	(67,130,769)	(340,852,135)		(180,349,291)		(26,913,378)	(36,037,087)
Change in net assets resulting from capital transactions	(3,054,425)	(17,222,319)	107,910,882		67,624,933		(11,681,699)	2,618,189
Change in net assets	(10,906,611)	(20,427,250)	(24,197,421)		(108,378,581)		(13,204,202)	(3,934,955)
NET ASSETS:
Beginning of period	$34,708,057	$55,135,307	$281,357,553		$389,736,134		$34,364,411	$38,299,366
End of period	$23,801,446	$34,708,057	$257,160,132		$281,357,553		$21,160,209	$34,364,411
Accumulated undistributed net investment income (loss) included in end of period net assets	$(35,354)	$(356,381)	$712,421		$(2,812,362)		$(3,420)	$(293,281)
SHARE TRANSACTIONS:
Beginning of period	717,108	1,067,108	4,209,441	(d)	3,371,941	(d)	1,045,837	995,837
Issued	500,000	1,150,000	8,725,000	(d)	2,550,000	(d)	500,000	1,050,000
Issued in-kind	—	—	—	(d)	—	(d)	—	—
Redeemed	(450,000)	(1,500,000)	(6,940,209	)(d)	(1,712,500	)(d)	(850,000)	(1,000,000)
Redemption in-kind	—	—	—	(d)	—	(d)	—	—
Shares outstanding, end of period	767,108	717,108	5,994,232	(d)	4,209,441	(d)	695,837	1,045,837

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(d)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 243

	UltraShort Russell2000		UltraShort S&P500®				UltraShort Semiconductors
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018		Year Ended May 31, 2017		Year Ended May 31, 2018		Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$613,831	$(694,033)	$7,001,347		$(8,027,378)		$9,201		$(26,214)
Net realized gain (loss)	(85,225,873)	(21,951,452)	(419,961,137)		(362,239,203)		(5,304,353)		(439,911)
Change in net unrealized appreciation/depreciation	33,976,004	(47,134,535)	90,242,542		(185,474,162)		2,042,858		(2,841,297)
Change in net assets resulting from operations	(50,636,038)	(69,780,020)	(322,717,248)		(555,740,743)		(3,252,294)		(3,307,422)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(206,984)	—	(2,602,775)		—		—		—
Net realized gains on investments	—	—	—		—		—		—
Tax return of capital	—	—	—		—		—		—
Total distributions	(206,984)	—	(2,602,775)		—		—		—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	93,592,255	216,871,931	1,546,128,729		1,127,255,168		9,661,442		19,819,220
Cost of shares redeemed	(127,897,106)	(190,665,330)	(1,790,880,091)		(1,320,959,541)		(6,743,784)		(15,048,780)
Change in net assets resulting from capital transactions	(34,304,851)	26,206,601	(244,751,362)		(193,704,373)		2,917,658		4,770,440
Change in net assets	(85,147,873)	(43,573,419)	(570,071,385)		(749,445,116)		(334,636)		1,463,018
NET ASSETS:
Beginning of period	$174,120,267	$217,693,686	$1,418,175,348		$2,167,620,464		$4,254,763		$2,791,745
End of period	$88,972,394	$174,120,267	$848,103,963		$1,418,175,348		$3,920,127		$4,254,763
Accumulated undistributed net investment income (loss) included in end of period net assets	$173,564	$(1,317,489)	$2,395,218		$(12,867,748)		$4,768		$(37,617)
SHARE TRANSACTIONS:
Beginning of period	7,709,437	6,159,437	27,633,568	(b)	30,033,568	(b)	137,992	(e)	37,992	(e)
Issued	5,200,000	8,400,000	36,875,000	(b)	17,287,500	(b)	412,500	(e)	425,000	(e)
Issued in-kind	—	—	—	(b)	—	(b)	—	(e)	—	(e)
Redeemed	(6,950,000)	(6,850,000)	(42,612,501	)(b)	(19,687,500	)(b)	(287,552	)(e)	(325,000	)(e)
Redemption in-kind	—	—	—	(b)	—	(b)	—	(e)	—	(e)
Shares outstanding, end of period	5,959,437	7,709,437	21,896,067	(b)	27,633,568	(b)	262,940	(e)	137,992	(e)

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.

(b)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

(e)  As described in Note 13, share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

244 :: For the Periods Indicated :: Statements of Changes in Net Assets ProShares Trust

	UltraShort SmallCap600		UltraShort Technology		UltraShort Utilities
	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2018	Year Ended May 31, 2017
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)	$5,579	$(17,676)	$6,734	$(23,100)	$(11,203)	$(54,270)
Net realized gain (loss)	(1,769,303)	(602,052)	(3,275,842)	16,464	(4,055,707)	(59,692)
Change in net unrealized appreciation/depreciation	603,786	(760,961)	1,305,194	(2,429,704)	4,274,235	(2,424,324)
Change in net assets resulting from operations	(1,159,938)	(1,380,689)	(1,963,914)	(2,436,340)	207,325	(2,538,286)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	—	—	—
Net realized gains on investments	—	—	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
CAPITAL TRANSACTIONS (a):
Proceeds from shares issued	900,786	—	4,542,213	991,437	2,730,570	8,357,786
Cost of shares redeemed	—	—	(1,636,440)	(637,627)	(4,898,175)	(2,328,632)
Change in net assets resulting from capital transactions	900,786	—	2,905,773	353,810	(2,167,605)	6,029,154
Change in net assets	(259,152)	(1,380,689)	941,859	(2,082,530)	(1,960,280)	3,490,868
NET ASSETS:
Beginning of period	$2,539,765	$3,920,454	$2,269,951	$4,352,481	$7,447,262	$3,956,394
End of period	$2,280,613	$2,539,765	$3,211,810	$2,269,951	$5,486,982	$7,447,262
Accumulated undistributed net investment income (loss) included in end of period net assets	$1,559	$(32,560)	$2,004	$(40,517)	$(28,568)	$(64,678)
SHARE TRANSACTIONS:
Beginning of period	123,326	123,326	103,079	103,079	287,490	112,490
Issued	50,000	—	250,000	25,000	100,000	250,000
Issued in-kind	—	—	—	—	—	—
Redeemed	—	—	(100,000)	(25,000)	(175,000)	(75,000)
Redemption in-kind	—	—	—	—	—	—
Shares outstanding, end of period	173,326	123,326	253,079	103,079	212,490	287,490

(a)  Capital share transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 10 to the Financial Statements.
See accompanying notes to the financial statements.

ProShares Trust Statements of Changes in Net Assets :: For the Periods Indicated :: 245

FINANCIAL HIGHLIGHTS

246 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short 20+ Year Treasury
Year ended May 31, 2018	$22.62	$0.07	$(0.02)	$—		$0.05	$—	$—	$—	$—	$22.67	0.23%	0.57%	0.91%	0.91%	0.30%	0.30%	$631,426	—%
Year ended May 31, 2017	22.52	(0.11)	0.21	—		0.10	—	—	—	—	22.62	0.46	0.49	0.92	0.92	(0.51)	(0.51)	675,250	—
Year ended May 31, 2016	25.15	(0.20)	(2.43)	—		(2.63)	—	—	—	—	22.52	(10.46)	(10.76)	0.95	0.95	(0.83)	(0.83)	634,958	—
Year ended May 31, 2015	28.74	(0.24)	(3.35)	—	(h)	(3.59)	—	—	—	—	25.15	(12.50)	(12.22)	0.95	0.95	(0.90)	(0.90)	1,051,151	—
Year ended May 31, 2014	30.50	(0.29)	(1.47)	—	(h)	(1.76)	—	—	—	—	28.74	(5.77)	(5.54)	0.94	0.94	(0.92)	(0.92)	1,503,146	—
Short 7-10 Year Treasury
Year ended May 31, 2018	28.08	0.06	0.93	—		0.99	—	—	—	—	29.07	3.53	3.75	1.05	0.95	0.11	0.21	83,576	—
Year ended May 31, 2017	28.13	(0.15)	0.10 (i)	—		(0.05)	—	—	—	—	28.08	(0.19)	(0.43)	1.11	0.95	(0.69)	(0.53)	40,012	—
Year ended May 31, 2016	29.77	(0.24)	(1.40)	—		(1.64)	—	—	—	—	28.13	(5.49)	(5.60)	1.18	0.95	(1.05)	(0.82)	28,836	—
Year ended May 31, 2015	31.80	(0.28)	(1.75)	—	(h)	(2.03)	—	—	—	—	29.77	(6.39)	(6.40)	1.08	0.95	(1.05)	(0.92)	39,439	—
Year ended May 31, 2014	32.65	(0.31)	(0.54)	—	(h)	(0.85)	—	—	—	—	31.80	(2.60)	(2.40)	1.07	0.95	(1.06)	(0.93)	73,932	—
Short Basic Materials
Year ended May 31, 2018	20.72	0.03	(2.91)	—		(2.88)	—	—	—	—	17.84	(13.88)	(16.37)	4.22	0.95	(3.11)	0.16	1,784	—
Year ended May 31, 2017	24.91	(0.15)	(4.04)	—		(4.19)	—	—	—	—	20.72	(16.83)	(16.11)	2.67	0.95	(2.36)	(0.64)	2,072	—
Year ended May 31, 2016	24.54	(0.20)	0.57 (i)	—		0.37	—	—	—	—	24.91	1.53	1.35	2.20	0.95	(1.99)	(0.74)	13,702	—
Year ended May 31, 2015	25.34	(0.23)	(0.57)	—		(0.80)	—	—	—	—	24.54	(3.19)	(3.96)	8.08	0.95	(8.03)	(0.90)	1,227	—
Year ended May 31, 2014	31.92	(0.28)	(6.30)	—		(6.58)	—	—	—	—	25.34	(20.59)	(18.84)	4.33	0.95	(4.32)	(0.94)	1,267	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 247

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Dow30SM
Year ended May 31, 2018(ee)	$70.91	$0.26	$(11.47)	$—	$(11.21)	$(0.08)	$—	$—	$(0.08)	$59.62	(15.82)%	(15.78)%	0.97%	0.95%	0.39%	0.41%	$233,932	—%
Year ended May 31, 2017(ee)	86.52	(0.41)	(15.20)	—	(15.61)	—	—	—	—	70.91	(18.04)	(18.08)	0.98	0.95	(0.55)	(0.52)	257,940	—
Year ended May 31, 2016(ee)	90.43	(0.76)	(3.15)	—	(3.91)	—	—	—	—	86.52	(4.33)	(4.29)	0.97	0.95	(0.85)	(0.82)	346,079	—
Year ended May 31, 2015(ee)	101.70	(0.87)	(10.40)	—	(11.27)	—	—	—	—	90.43	(11.08)	(11.13)	1.00	0.95	(0.95)	(0.91)	253,213	—
Year ended May 31, 2014(ee)	117.24	(1.01)	(14.53)	—	(15.54)	—	—	—	—	101.70	(13.25)	(13.21)	0.98	0.95	(0.95)	(0.92)	286,026	—
Short Financials
Year ended May 31, 2018(ff)	27.22	0.03	(4.11)	—	(4.08)	—	—	—	—	23.14	(14.99)	(15.14)	1.22	0.95	(0.15)	0.11	19,089	—
Year ended May 31, 2017(ff)	32.90	(0.18)	(5.50)	—	(5.68)	—	—	—	—	27.22	(17.24)	(16.93)	1.15	0.95	(0.80)	(0.60)	29,266	—
Year ended May 31, 2016(ff)	34.48	(0.28)	(1.30)	—	(1.58)	—	—	—	—	32.90	(4.60)	(4.70)	1.25	0.95	(1.10)	(0.80)	41,941	—
Year ended May 31, 2015(ff)	39.91	(0.33)	(5.10)	—	(5.43)	—	—	—	—	34.48	(13.60)	(13.76)	1.35	0.95	(1.31)	(0.91)	18,102	—
Year ended May 31, 2014(ff)	46.92	(0.40)	(6.61)	—	(7.01)	—	—	—	—	39.91	(14.94)	(14.69)	1.21	0.95	(1.18)	(0.92)	22,447	—
Short FTSE China 50
Year ended May 31, 2018	23.07	0.02	(4.52)	—	(4.50)	—	—	—	—	18.57	(19.52)	(20.01)	2.00	0.95	(0.94)	0.11	5,570	—
Year ended May 31, 2017	29.44	(0.15)	(6.22)	—	(6.37)	—	—	—	—	23.07	(21.64)	(21.62)	1.62	0.95	(1.26)	(0.59)	9,228	—
Year ended May 31, 2016	23.30	(0.24)	6.38	—	6.14	—	—	—	—	29.44	26.37	23.01	1.70	0.95	(1.58)	(0.83)	13,248	—
Year ended May 31, 2015	33.93	(0.28)	(10.35)	—	(10.63)	—	—	—	—	23.30	(31.35)	(29.39)	2.17	0.95	(2.14)	(0.92)	3,494	—
Year ended May 31, 2014	38.56	(0.34)	(4.31)	0.02	(4.63)	—	—	—	—	33.93	(12.00)	(12.15)	2.18	0.95	(2.17)	(0.94)	35,630	—

See accompanying notes to the financial statements.

248 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE																RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS							TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income		Net realized gains	Tax return of capital	Total distributions		Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short High Yield
Year ended May 31, 2018	$23.58	$0.08	$(0.41)		$—		$(0.33)	$—	(h)	$—	$—	$—	(h)	$23.25	(1.37)%	(1.38)%	0.99%	0.95%	0.29%	0.33%	$140,683	—%
Year ended May 31, 2017	26.78	(0.14)	(3.06)		—		(3.20)	—		—	—	—		23.58	(11.96)	(11.91)	0.99	0.95	(0.60)	(0.56)	122,618	—
Year ended May 31, 2016	26.85	(0.22)	0.15	(i)	—		(0.07)	—		—	—	—		26.78	(0.26)	(0.33)	0.98	0.95	(0.83)	(0.80)	195,523	—
Year ended May 31, 2015	27.86	(0.25)	(0.76)		—	(h)	(1.01)	—		—	—	—		26.85	(3.60)	(3.62)	1.10	0.95	(1.06)	(0.91)	55,047	—
Year ended May 31, 2014	31.25	(0.28)	(3.12)		0.01		(3.39)	—		—	—	—		27.86	(10.86)	(10.75)	1.11	0.95	(1.09)	(0.93)	43,177	—
Short MidCap400
Year ended May 31, 2018(ee)	50.02	0.09	(6.61)		—		(6.52)	—		—	—	—		43.50	(13.03)	(13.16)	1.40	0.95	(0.25)	0.20	10,600	—
Year ended May 31, 2017(ee)	59.62	(0.32)	(9.28)		—		(9.60)	—		—	—	—		50.02	(16.11)	(15.97)	1.22	0.95	(0.85)	(0.58)	14,693	—
Year ended May 31, 2016(ee)	61.56	(0.51)	(1.43)		—		(1.94)	—		—	—	—		59.62	(3.15)	(3.31)	1.24	0.95	(1.09)	(0.80)	30,182	—
Year ended May 31, 2015(ee)	70.80	(0.62)	(8.62)		—		(9.24)	—		—	—	—		61.56	(13.05)	(12.89)	1.08	0.95	(1.06)	(0.93)	22,699	—
Year ended May 31, 2014(ee)	85.84	(0.71)	(14.33)		—		(15.04)	—		—	—	—		70.80	(17.50)	(17.49)	1.13	0.95	(1.11)	(0.94)	107,529	—
Short MSCI EAFE
Year ended May 31, 2018	27.79	0.04	(2.09)		—		(2.05)	—		—	—	—		25.74	(7.38)	(7.42)	1.22	0.95	(0.12)	0.15	18,662	—
Year ended May 31, 2017	33.20	(0.18)	(5.23)		—		(5.41)	—		—	—	—		27.79	(16.30)	(16.24)	1.06	0.95	(0.69)	(0.57)	32,655	—
Year ended May 31, 2016	31.11	(0.27)	2.36	(i)	—		2.09	—		—	—	—		33.20	6.73	6.64	1.07	0.95	(0.91)	(0.79)	100,437	—
Year ended May 31, 2015	31.75	(0.31)	(0.33	)(i)	—	(h)	(0.64)	—		—	—	—		31.11	(2.01)	(2.05)	1.00	0.95	(0.98)	(0.93)	31,885	—
Year ended May 31, 2014	38.87	(0.33)	(6.82)		0.03		(7.12)	—		—	—	—		31.75	(18.33)	(18.29)	1.02	0.95	(1.00)	(0.93)	169,050	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 249

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short MSCI Emerging Markets
Year ended May 31, 2018	$21.06	$0.04	$(2.86)	$—		$(2.82)	$—	$—	$—	$—	$18.24	(13.39)%	(13.39)%	0.98%	0.95%	0.19%	0.22%	$156,881	—%
Year ended May 31, 2017	27.77	(0.13)	(6.58)	—		(6.71)	—	—	—	—	21.06	(24.15)	(24.16)	0.98	0.95	(0.56)	(0.53)	159,020	—
Year ended May 31, 2016	24.70	(0.23)	3.30	—		3.07	—	—	—	—	27.77	12.44	12.34	0.96	0.95	(0.83)	(0.81)	301,269	—
Year ended May 31, 2015	25.38	(0.23)	(0.45)	—	(h)	(0.68)	—	—	—	—	24.70	(2.70)	(2.56)	0.99	0.95	(0.94)	(0.90)	259,300	—
Year ended May 31, 2014	28.33	(0.26)	(2.70)	0.01		(2.95)	—	—	—	—	25.38	(10.40)	(10.51)	0.95	0.95	(0.93)	(0.93)	211,292	—
Short Oil & Gas
Year ended May 31, 2018	26.27	0.01	(4.95)	—		(4.94)	—	—	—	—	21.33	(18.82)	(18.76)	3.04	0.95	(2.04)	0.05	1,600	—
Year ended May 31, 2017	26.79	(0.16)	(0.36)	—		(0.52)	—	—	—	—	26.27	(1.93)	(1.74)	2.31	0.95	(2.00)	(0.64)	3,284	—
Year ended May 31, 2016	25.62	(0.25)	1.42	—		1.17	—	—	—	—	26.79	4.58	5.24	1.79	0.95	(1.68)	(0.84)	7,367	—
Year ended May 31, 2015	22.63	(0.23)	3.22	—		2.99	—	—	—	—	25.62	13.19	12.12	4.32	0.95	(4.30)	(0.93)	4,483	—
Year ended May 31, 2014	28.04	(0.25)	(5.16)	—		(5.41)	—	—	—	—	22.63	(19.30)	(17.88)	3.89	0.95	(3.88)	(0.94)	1,697	—
Short QQQ®
Year ended May 31, 2018	39.55	0.16	(7.49)	—		(7.33)	(0.05)	—	—	(0.05)	32.17	(18.55)	(18.62)	1.01	0.95	0.37	0.43	330,128	—
Year ended May 31, 2017	51.81	(0.24)	(12.02)	—		(12.26)	—	—	—	—	39.55	(23.67)	(23.66)	1.03	0.95	(0.60)	(0.52)	281,284	—
Year ended May 31, 2016	55.03	(0.43)	(2.79)	—		(3.22)	—	—	—	—	51.81	(5.86)	(5.78)	1.03	0.95	(0.86)	(0.79)	464,352	—
Year ended May 31, 2015(p)	68.90	(0.56)	(13.31)	—		(13.87)	—	—	—	—	55.03	(20.12)	(20.15)	1.06	0.95	(1.02)	(0.92)	182,293	—
Year ended May 31, 2014(p)	89.76	(0.72)	(20.14)	—		(20.86)	—	—	—	—	68.90	(23.24)	(23.19)	1.05	0.95	(1.03)	(0.93)	222,194	—

See accompanying notes to the financial statements.

250 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short Real Estate
Year ended May 31, 2018	$16.76	$0.02	$(0.53)	$—	$(0.51)	$—	$—	$—	$—	$16.25	(3.07)%	(3.19)%	1.39%	0.95%	(0.33)%	0.11%	$9,750	—%
Year ended May 31, 2017	18.03	(0.10)	(1.17)	—	(1.27)	—	—	—	—	16.76	(7.03)	(7.01)	1.30	0.95	(0.93)	(0.58)	15,088	—
Year ended May 31, 2016	20.41	(0.17)	(2.21)	—	(2.38)	—	—	—	—	18.03	(11.65)	(11.62)	1.17	0.95	(1.06)	(0.84)	28,851	—
Year ended May 31, 2015	22.90	(0.19)	(2.30)	—	(2.49)	—	—	—	—	20.41	(10.88)	(10.64)	1.23	0.95	(1.21)	(0.93)	55,105	—
Year ended May 31, 2014	25.82	(0.24)	(2.68)	—	(2.92)	—	—	—	—	22.90	(11.28)	(11.58)	1.13	0.95	(1.12)	(0.93)	32,062	—
Short Russell2000
Year ended May 31, 2018	47.91	0.19	(8.67)	—	(8.48)	(0.07)	—	—	(0.07)	39.36	(17.71)	(17.75)	1.02	0.95	0.37	0.44	248,618	—
Year ended May 31, 2017	59.34	(0.26)	(11.17)	—	(11.43)	—	—	—	—	47.91	(19.27)	(19.30)	1.02	0.95	(0.56)	(0.49)	345,730	—
Year ended May 31, 2016	58.62	(0.50)	1.22 (i)	—	0.72	—	—	—	—	59.34	1.23	1.19	1.02	0.95	(0.88)	(0.81)	552,874	—
Year ended May 31, 2015(r)	67.69	(0.59)	(8.48)	—	(9.07)	—	—	—	—	58.62	(13.40)	(13.31)	1.02	0.95	(1.00)	(0.92)	399,734	—
Year ended May 31, 2014(r)	82.09	(0.66)	(13.74)	—	(14.40)	—	—	—	—	67.69	(17.54)	(17.58)	1.02	0.95	(0.99)	(0.92)	699,357	—
Short S&P500®
Year ended May 31, 2018	33.69	0.15	(4.25)	—	(4.10)	(0.06)	—	—	(0.06)	29.53	(12.20)	(12.18)	0.89	0.89	0.46	0.46	1,374,040	—
Year ended May 31, 2017(w)	39.87	(0.17)	(6.01)	—	(6.18)	—	—	—	—	33.69	(15.49)	(15.45)	0.89	0.89	(0.47)	(0.47)	2,013,469	—
Year ended May 31, 2016(w)	41.87	(0.31)	(1.69)	—	(2.00)	—	—	—	—	39.87	(4.78)	(4.78)	0.89	0.89	(0.74)	(0.74)	3,012,814	—
Year ended May 31, 2015(w)	47.73	(0.38)	(5.48)	—	(5.86)	—	—	—	—	41.87	(12.28)	(12.32)	0.90	0.90	(0.86)	(0.86)	1,539,390	—
Year ended May 31, 2014(w)	58.52	(0.46)	(10.33)	—	(10.79)	—	—	—	—	47.73	(18.43)	(18.45)	0.89	0.89	(0.87)	(0.87)	1,655,817	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 251

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Short SmallCap600
Year ended May 31, 2018	$39.09	$0.04	$(7.56)	$—	$(7.52)	$—	$—	$—	$—	$31.57	(19.25)%	(19.31)%	1.68%	0.95%	(0.62)%	0.11%	$3,747	—%
Year ended May 31, 2017	48.08	(0.22)	(8.77)	—	(8.99)	—	—	—	—	39.09	(18.69)	(18.40)	1.39	0.95	(0.98)	(0.54)	17,346	—
Year ended May 31, 2016	50.40	(0.44)	(1.88)	—	(2.32)	—	—	—	—	48.08	(4.61)	(4.17)	1.53	0.95	(1.43)	(0.85)	11,717	—
Year ended May 31, 2015	57.57	(0.49)	(6.68)	—	(7.17)	—	—	—	—	50.40	(12.44)	(13.14)	1.63	0.95	(1.59)	(0.91)	16,062	—
Year ended May 31, 2014(n)	71.31	(0.61)	(13.13)	—	(13.74)	—	—	—	—	57.57	(19.27)	(18.83)	1.34	0.95	(1.33)	(0.94)	9,710	—
Ultra 20+ Year Treasury
Year ended May 31, 2018	80.06	1.08	(3.17)	—	(2.09)	(1.02)	—	—	(1.02)	76.95	(2.64)	(3.29)	1.14	0.95	1.17	1.36	23,085	75
Year ended May 31, 2017	86.60	0.97	(6.83)	—	(5.86)	(0.68)	—	—	(0.68)	80.06	(6.79)	(6.88)	1.12	0.95	0.97	1.14	48,035	48
Year ended May 31, 2016	77.32	1.03	9.43	—	10.46	(1.18)	—	—	(1.18)	86.60	13.77	14.50	1.18	0.95	1.09	1.32	49,793	18
Year ended May 31, 2015	64.98	0.93	12.22	—	13.15	(0.81)	—	—	(0.81)	77.32	20.32	19.64	1.15	0.95	0.99	1.19	57,991	48
Year ended May 31, 2014	62.23	0.14	2.65	0.02	2.81	(0.06)	—	—	(0.06)	64.98	4.54	3.46	1.51	0.95	(0.32)	0.25	29,243	146
Ultra 7-10 Year Treasury
Year ended May 31, 2018	59.02	0.63	(4.76)	—	(4.13)	(0.58)	—	—	(0.58)	54.31	(7.03)	(7.25)	1.12	0.95	0.94	1.12	24,440	234
Year ended May 31, 2017	60.90	0.37	(1.92)	—	(1.55)	(0.33)	—	—	(0.33)	59.02	(2.54)	(2.61)	1.12	0.95	0.44	0.61	41,311	188
Year ended May 31, 2016	57.01	0.30	3.95	—	4.25	(0.36)	—	—	(0.36)	60.90	7.51	7.86	1.15	0.95	0.32	0.52	66,986	140
Year ended May 31, 2015	54.34	0.42	4.27 (i)	0.08	4.77	(2.10)	—	—	(2.10)	57.01	9.07	8.95	1.02	0.95	0.69	0.77	62,710	349
Year ended May 31, 2014	54.78	0.20	(0.05)	0.18	0.33	(0.77)	—	—	(0.77)	54.34	0.66	0.02	0.96	0.95	0.38	0.38	1,931,642	739

See accompanying notes to the financial statements.

252 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Basic Materials
Year ended May 31, 2018	$55.18	$0.41	$13.50	$—	$13.91	$(0.34)	$—	$—	$(0.34)	$68.75	25.23%	25.89%	1.11%	0.95%	0.45%	0.61%	$60,156	11%
Year ended May 31, 2017	41.90	0.28	13.25	—	13.53	(0.25)	—	—	(0.25)	55.18	32.38	31.67	1.12	0.95	0.41	0.58	55,176	5
Year ended May 31, 2016	51.81	0.35	(10.11)	—	(9.76)	(0.15)	—	—	(0.15)	41.90	(18.79)	(18.78)	1.19	0.95	0.67	0.92	53,423	39
Year ended May 31, 2015	54.10	0.29	(2.35)	—	(2.06)	(0.23)	—	—	(0.23)	51.81	(3.81)	(3.60)	1.09	0.95	0.41	0.55	76,413	9
Year ended May 31, 2014	39.31	0.22	16.59	—	16.81	(0.23)	(1.79)	—	(2.02)	54.10	43.91	43.65	1.07	0.95	0.38	0.50	117,660	100
Ultra Consumer Goods
Year ended May 31, 2018	45.29	0.51	(6.12)	—	(5.61)	(0.30)	—	—	(0.30)	39.38	(12.45)	(13.15)	1.71	0.95	0.36	1.12	9,846	8
Year ended May 31, 2017(y)	37.39	0.38	7.78	—	8.16	(0.26)	—	—	(0.26)	45.29	21.90	23.43	1.76	0.95	0.15	0.96	13,586	40
Year ended May 31, 2016(y)	33.28	0.36	4.00	—	4.36	(0.25)	—	—	(0.25)	37.39	13.15	11.59	1.65	0.95	0.35	1.05	16,827	38
Year ended May 31, 2015(y)	28.38	0.29	4.81	—	5.10	(0.20)	—	—	(0.20)	33.28	18.00	18.88	1.55	0.95	0.34	0.94	19,968	34
Year ended May 31, 2014(m)(y)	21.71	0.18	6.66	—	6.84	(0.17)	—	—	(0.17)	28.38	31.64	31.15	2.01	0.95	(0.36)	0.70	19,159	8
Ultra Consumer Services
Year ended May 31, 2018	70.61	0.11	16.16	—	16.27	(0.13)	—	—	(0.13)	86.75	23.05	24.53	1.47	0.95	(0.38)	0.14	23,856	8
Year ended May 31, 2017(bb)	52.93	0.12	17.66	—	17.78	(0.10)	—	—	(0.10)	70.61	33.62	32.44	1.45	0.95	(0.29)	0.20	21,184	5
Year ended May 31, 2016(bb)	53.30	0.08	(0.37)	—	(0.29)	(0.08)	—	—	(0.08)	52.93	(0.53)	(1.67)	1.48	0.95	(0.37)	0.16	23,819	11
Year ended May 31, 2015(bb)	38.50	0.08	14.81	—	14.89	(0.09)	—	—	(0.09)	53.30	38.70	40.95	1.40	0.95	(0.27)	0.18	37,308	54
Year ended May 31, 2014(m)(bb)	27.22	0.03	11.28	—	11.31	(0.03)	—	—	(0.03)	38.50	41.55	39.21	1.57	0.95	(0.52)	0.10	23,101	3
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 253

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Dow30SM
Year ended May 31, 2018(gg)	$31.66	$0.32	$10.63	$—	$10.95	$(0.28)	$—	$—	$(0.28)	$42.33	34.72%	34.67%	0.96%	0.95%	0.80%	0.81%	$421,225	6%
Year ended May 31, 2017(gg)	22.43	0.29	9.24	—	9.53	(0.30)	—	—	(0.30)	31.66	42.77	42.95	0.98	0.95	1.06	1.09	313,391	9
Year ended May 31, 2016(gg)	23.05	0.28	(0.62)	—	(0.34)	(0.28)	—	—	(0.28)	22.43	(1.36)	(1.46)	1.00	0.95	1.25	1.30	245,631	6
Year ended May 31, 2015(s)(gg)	19.68	0.22	3.36	—	3.58	(0.21)	—	—	(0.21)	23.05	18.30	18.37	0.98	0.95	0.97	1.01	318,072	9
Year ended May 31, 2014(s)(gg)	15.85	0.11	3.81	—	3.92	(0.09)	—	—	(0.09)	19.68	24.86	24.66	0.99	0.95	0.57	0.61	301,040	15
Ultra Financials
Year ended May 31, 2018(gg)	31.67	0.34	9.31	—	9.65	(0.26)	—	—	(0.26)	41.06	30.49	30.49	0.95	0.95	0.86	0.86	883,120	3
Year ended May 31, 2017(gg)	23.58	0.22	8.07	—	8.29	(0.20)	—	—	(0.20)	31.67	35.28	35.23	0.95	0.95	0.77	0.77	771,465	3
Year ended May 31, 2016(gg)	24.92	0.20	(1.34)	—	(1.14)	(0.20)	—	—	(0.20)	23.58	(4.52)	(4.57)	0.97	0.95	0.85	0.87	691,190	15
Year ended May 31, 2015(s)(gg)	20.23	0.14	4.69	—	4.83	(0.14)	—	—	(0.14)	24.92	23.89	23.98	0.96	0.95	0.61	0.62	823,692	7
Year ended May 31, 2014(s)(gg)	16.04	0.09	4.18	—	4.27	(0.08)	—	—	(0.08)	20.23	26.73	26.68	0.97	0.95	0.47	0.48	805,284	3

See accompanying notes to the financial statements.

254 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra FTSE China 50
Year ended May 31, 2018	$61.80	$(0.24)	$20.89	$—		$20.65	$—	$—	$—	$—	$82.45	33.41%	32.72%	1.11%	0.95%	(0.46)%	(0.30)%	$43,285	—%
Year ended May 31, 2017	42.46	(0.36)	19.70	—		19.34	—	—	—	—	61.80	45.55	46.39	1.18	0.95	(0.93)	(0.70)	43,259	—
Year ended May 31, 2016	92.53	(0.47)	(49.60)	—		(50.07)	—	—	—	—	42.46	(54.12)	(54.26)	1.30	0.95	(1.22)	(0.87)	19,105	—
Year ended May 31, 2015	52.45	(0.65)	40.72	0.01		40.08	—	—	—	—	92.53	76.43	77.23	1.16	0.95	(1.13)	(0.92)	74,026	—
Year ended May 31, 2014	49.01	(0.47)	3.91	—	(h)	3.44	—	—	—	—	52.45	7.03	6.76	1.19	0.95	(1.17)	(0.93)	41,960	—
Ultra FTSE Europe
Year ended May 31, 2018	51.03	(0.09)	4.11	—		4.02	—	—	—	—	55.05	7.88	9.22	1.37	0.95	(0.58)	(0.16)	11,010	—
Year ended May 31, 2017	39.03	(0.26)	12.26	—		12.00	—	—	—	—	51.03	30.75	30.10	1.58	0.95	(1.28)	(0.65)	12,758	—
Year ended May 31, 2016	50.16	(0.37)	(10.76)	—		(11.13)	—	—	—	—	39.03	(22.20)	(21.86)	1.29	0.95	(1.23)	(0.89)	10,733	—
Year ended May 31, 2015	56.07	(0.46)	(5.47)	0.02		(5.91)	—	—	—	—	50.16	(10.53)	(10.87)	1.25	0.95	(1.24)	(0.93)	42,639	—
Year ended May 31, 2014	37.32	(0.45)	19.16	0.04		18.75	—	—	—	—	56.07	50.25	50.35	1.34	0.95	(1.34)	(0.95)	28,035	—
Ultra Gold Miners
Year ended May 31, 2018	41.24	(0.07)	(3.67)	—		(3.74)	—	—	—	—	37.50	(9.08)	(9.30)	1.66	0.95	(0.89)	(0.18)	9,374	79
Year ended May 31, 2017	49.61	(0.37)	(8.00)	—		(8.37)	—	—	—	—	41.24	(16.87)	(16.74)	1.66	0.95	(1.43)	(0.72)	12,372	7
Year ended May 31, 2016(u)	49.39	(0.25)	0.47	—		0.22	—	—	—	—	49.61	0.45	0.65	2.85	0.95	(2.59)	(0.69)	7,440	92
February 12, 2015* through May 31, 2015(u)	60.00	(0.14)	(10.47)	—		(10.61)	—	—	—	—	49.39	(17.68)	(17.90)	4.40	0.95	(4.39)	(0.94)	1,646	18

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 255

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Health Care
Year ended May 31, 2018	$72.92	$0.35	$14.16	$—	$14.51	$(0.17)	$—	$—	$(0.17)	$87.26	19.90%	20.43%	1.06%	0.95%	0.29%	0.40%	$89,443	6%
Year ended May 31, 2017	63.33	0.10	9.52	—	9.62	(0.03)	—	—	(0.03)	72.92	15.19	14.65	1.09	0.95	0.02	0.16	82,030	5
Year ended May 31, 2016	74.54	0.08	(10.66)	—	(10.58)	(0.63)	—	—	(0.63)	63.33	(14.22)	(14.64)	1.06	0.95	— (k)	0.11	87,073	19
Year ended May 31, 2015(s)	46.63	0.09	27.94	—	28.03	(0.12)	—	—	(0.12)	74.54	60.18	61.20	1.03	0.95	0.06	0.14	231,069	22
Year ended May 31, 2014(m)(s)	30.68	0.08	15.97	—	16.05	(0.10)	—	—	(0.10)	46.63	52.43	52.08	1.11	0.95	0.06	0.22	97,928	7
Ultra High Yield
Year ended May 31, 2018	65.06	1.82	(1.11)	—	0.71	(1.82)	—	—	(1.82)	63.95	1.09	1.58	5.35	0.95	(1.61)	2.79	3,198	—
Year ended May 31, 2017	54.19	1.64	10.63	—	12.27	(1.40)	—	—	(1.40)	65.06	22.94	12.81	7.46	0.95	(3.81)	2.70	3,253	—
Year ended May 31, 2016	60.00	1.75	(5.89)	—	(4.14)	(1.67)	—	—	(1.67)	54.19	(6.75)	0.34	8.37	0.95	(4.13)	3.29	1,355	12
Year ended May 31, 2015	60.36	0.82	(0.68)	—	0.14	(0.50)	—	—	(0.50)	60.00	0.25	0.61	5.91	0.95	(3.58)	1.38	3,000	387
Year ended May 31, 2014	51.92	(0.18)	8.61	0.01	8.44	—	—	—	—	60.36	16.25	14.75	6.25	0.95	(5.63)	(0.33)	3,018	47
Ultra Industrials
Year ended May 31, 2018	56.64	0.29	13.60	—	13.89	(0.15)	—	—	(0.15)	70.38	24.50	24.44	1.40	0.95	(0.03)	0.43	26,392	6
Year ended May 31, 2017(y)	39.89	0.23	16.69	—	16.92	(0.17)	—	—	(0.17)	56.64	42.48	42.80	1.51	0.95	(0.06)	0.50	21,242	6
Year ended May 31, 2016(y)	39.54	0.21	0.31 (i)	—	0.52	(0.17)	—	—	(0.17)	39.89	1.34	1.44	1.63	0.95	(0.09)	0.58	17,952	34
Year ended May 31, 2015(y)	35.81	0.24	3.65	—	3.89	(0.16)	—	—	(0.16)	39.54	10.90	10.89	1.32	0.95	0.26	0.64	35,589	23
Year ended May 31, 2014(y)	24.30	0.11	11.47	—	11.58	(0.07)	—	—	(0.07)	35.81	47.71	46.54	1.47	0.95	(0.15)	0.37	32,230	27

See accompanying notes to the financial statements.

256 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MidCap400
Year ended May 31, 2018(gg)	$33.70	$0.15	$8.71	$—	$8.86	$(0.10)	$—	$—	$(0.10)	$42.46	26.30%	26.46%	1.02%	0.95%	0.32%	0.39%	$153,913	42%
Year ended May 31, 2017(gg)	25.54	0.10	8.18	—	8.28	(0.12)	—	—	(0.12)	33.70	32.49	32.44	1.02	0.95	0.26	0.33	113,728	40
Year ended May 31, 2016(gg)	27.02	0.11	(1.52)	—	(1.41)	(0.07)	—	—	(0.07)	25.54	(5.21)	(5.06)	1.06	0.95	0.33	0.44	143,635	38
Year ended May 31, 2015(gg)	22.12	0.05	4.85 (i)	—	4.90	—	—	—	—	27.02	22.16	22.09	0.96	0.95	0.20	0.21	143,864	56
Year ended May 31, 2014(o)(gg)	16.54	(0.01)	5.59 (i)	—	5.58	—	—	—	—	22.12	33.70	33.71	0.95	0.95	(0.05)	(0.05)	159,236	358
Ultra MSCI Brazil Capped
Year ended May 31, 2018	59.23	(0.07)	(1.46)	—	(1.53)	—	—	—	—	57.70	(2.59)	(1.67)	1.26	0.95	(0.40)	(0.09)	9,611	—
Year ended May 31, 2017	34.78	(0.44)	24.89	—	24.45	—	—	—	—	59.23	70.32	70.47	1.22	0.95	(1.00)	(0.73)	18,751	—
Year ended May 31, 2016(u)	63.69	(0.31)	(28.60)	—	(28.91)	—	—	—	—	34.78	(45.40)	(45.47)	2.36	0.95	(2.23)	(0.82)	14,487	—
Year ended May 31, 2015(u)	142.15	(0.93)	(77.53)	—	(78.46)	—	—	—	—	63.69	(55.19)	(56.87)	2.03	0.95	(2.00)	(0.92)	7,430	—
Year ended May 31, 2014(u)	171.26	(1.27)	(27.86)	0.02	(29.11)	—	—	—	—	142.15	(17.00)	(13.81)	2.30	0.95	(2.29)	(0.94)	7,105	—
Ultra MSCI EAFE
Year ended May 31, 2018(gg)	37.71	(0.09)	4.30	—	4.21	—	—	—	—	41.92	11.17	11.29	1.35	0.95	(0.62)	(0.22)	11,528	—
Year ended May 31, 2017(gg)	28.88	(0.19)	9.02	—	8.83	—	—	—	—	37.71	30.58	30.53	1.19	0.95	(0.91)	(0.67)	11,312	—
Year ended May 31, 2016(gg)	37.59	(0.23)	(8.48)	—	(8.71)	—	—	—	—	28.88	(23.18)	(25.17)	1.25	0.95	(1.08)	(0.78)	93,124	—
Year ended May 31, 2015(gg)	39.58	(0.34)	(1.65)	—	(1.99)	—	—	—	—	37.59	(5.02)	(2.72)	1.23	0.95	(1.21)	(0.93)	16,915	—
Year ended May 31, 2014(gg)	29.08	(0.33)	10.81	0.02	10.50	—	—	—	—	39.58	36.09	31.08	1.47	0.95	(1.46)	(0.94)	47,493	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 257

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra MSCI Emerging Markets
Year ended May 31, 2018	$70.55	$(0.11)	$15.06		$—		$14.95	$—	$—	$—	$—	$85.50	21.20%	21.43%	1.06%	0.95%	(0.23)%	(0.13)%	$51,299	—%
Year ended May 31, 2017	46.15	(0.39)	24.79		—		24.40	—	—	—	—	70.55	52.87	52.93	1.19	0.95	(0.92)	(0.68)	29,982	—
Year ended May 31, 2016	72.71	(0.42)	(26.14)		—		(26.56)	—	—	—	—	46.15	(36.53)	(36.83)	1.35	0.95	(1.23)	(0.83)	26,534	—
Year ended May 31, 2015	77.41	(0.71)	(3.99)		—	(h)	(4.70)	—	—	—	—	72.71	(6.07)	(6.17)	1.20	0.95	(1.17)	(0.92)	47,259	—
Year ended May 31, 2014	73.02	(0.66)	5.04		0.01		4.39	—	—	—	—	77.41	6.01	6.37	1.19	0.95	(1.17)	(0.94)	42,575	—
Ultra MSCI Japan
Year ended May 31, 2018(gg)	34.24	(0.10)	7.80		—		7.70	—	—	—	—	41.94	22.51	22.82	1.42	0.95	(0.71)	(0.25)	9,437	—
Year ended May 31, 2017(gg)	26.70	(0.22)	7.76		—		7.54	—	—	—	—	34.24	28.21	27.40	1.52	0.95	(1.31)	(0.74)	10,271	—
Year ended May 31, 2016(gg)	34.14	(0.26)	(7.18)		—		(7.44)	—	—	—	—	26.70	(21.80)	(21.40)	1.46	0.95	(1.39)	(0.88)	10,013	—
Year ended May 31, 2015(gg)	27.13	(0.27)	7.28		—		7.01	—	—	—	—	34.14	25.84	26.03	1.27	0.95	(1.25)	(0.93)	25,607	—
Year ended May 31, 2014(gg)	24.45	(0.25)	2.91		0.02		2.68	—	—	—	—	27.13	10.96	10.41	1.22	0.95	(1.20)	(0.93)	28,489	—
Ultra Nasdaq Biotechnology
Year ended May 31, 2018	45.61	(0.21)	10.48		—		10.27	—	—	—	—	55.88	22.54	22.71	1.04	0.95	(0.46)	(0.37)	363,252	25
Year ended May 31, 2017	46.29	(0.20)	(0.48	)(i)	—		(0.68)	—	—	—	—	45.61	(1.48)	(1.62)	1.04	0.95	(0.54)	(0.45)	342,040	28
Year ended May 31, 2016	88.62	(0.44)	(41.89)		—		(42.33)	—	—	—	—	46.29	(47.77)	(47.74)	1.04	0.95	(0.77)	(0.68)	483,734	59
Year ended May 31, 2015(s)	40.37	(0.47)	48.72		—		48.25	—	—	—	—	88.62	119.54	119.46	1.04	0.95	(0.81)	(0.72)	979,243	41
Year ended May 31, 2014(o)(s)	24.35	(0.27)	16.29		—		16.02	—	—	—	—	40.37	65.81	65.58	1.08	0.95	(0.88)	(0.75)	331,007	26

See accompanying notes to the financial statements.

258 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)					SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions		Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Oil & Gas
Year ended May 31, 2018	$32.18	$0.68	$11.16	$—	$11.84	$(0.70)	$—	$—	$(0.70)	$43.32	37.30%	37.33%	1.04%	0.95%	1.83%		1.92%	$126,699	14%
Year ended May 31, 2017	35.59	0.43	(3.38)	—	(2.95)	(0.46)	—	—	(0.46)	32.18	(8.49)	(8.54)	1.04	0.95	1.03		1.12	127,915	5
Year ended May 31, 2016	52.04	0.62	(16.65)	—	(16.03)	(0.42)	—	—	(0.42)	35.59	(30.79)	(30.78)	1.08	0.95	1.69		1.82	148,605	15
Year ended May 31, 2015	79.94	0.71	(28.06)	—	(27.35)	(0.55)	—	—	(0.55)	52.04	(34.31)	(33.64)	1.06	0.95	1.04		1.14	165,228	15
Year ended May 31, 2014	56.94	0.32	22.94	—	23.26	(0.26)	—	—	(0.26)	79.94	40.97	39.51	1.05	0.95	0.40		0.50	149,880	29
Ultra QQQ®
Year ended May 31, 2018(dd)	60.76	(0.02)	24.17	—	24.15	— (h)	—	—	— (h)	84.91	39.75	39.85	0.99	0.95	(0.07)		(0.03)	1,783,133	2
Year ended May 31, 2017(dd)	37.52	0.02	23.28	—	23.30	(0.06)	—	—	(0.06)	60.76	62.19	62.47	1.00	0.95	—	(k)	0.05	1,257,752	4
Year ended May 31, 2016(dd)	38.50	0.07	(0.98)	—	(0.91)	(0.07)	—	—	(0.07)	37.52	(2.40)	(2.63)	1.01	0.95	0.12		0.18	874,130	10
Year ended May 31, 2015(s)(dd)	26.81	0.02	11.75	—	11.77	(0.08)	—	—	(0.08)	38.50	44.02	44.22	1.01	0.95	—	(k)	0.06	1,028,076	8
Year ended May 31, 2014(s)(dd)	17.18	0.04	9.59	—	9.63	—	—	—	—	26.81	56.05	55.78	1.02	0.95	0.11		0.19	723,842	9

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 259

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Real Estate
Year ended May 31, 2018(dd)	$60.63	$1.06	$(0.01	)(i)	$—	$1.05	$(0.62)	$—	$—	$(0.62)	$61.06	1.68%	1.64%	1.03%	0.95%	1.63%	1.71%	$131,803	4%
Year ended May 31, 2017(dd)	57.08	0.56	3.39		—	3.95	(0.40)	—	—	(0.40)	60.63	6.97	6.90	1.01	0.95	0.88	0.94	167,258	5
Year ended May 31, 2016(dd)	50.82	0.74	6.09		—	6.83	(0.57)	—	—	(0.57)	57.08	13.58	13.61	1.02	0.95	1.41	1.48	203,143	16
Year ended May 31, 2015(dd)	44.36	0.57	6.38		—	6.95	(0.49)	—	—	(0.49)	50.82	15.69	15.70	1.00	0.95	1.09	1.13	252,012	14
Year ended May 31, 2014(dd)	39.27	0.55	5.05		—	5.60	(0.51)	—	—	(0.51)	44.36	14.58	14.42	1.00	0.95	1.44	1.49	308,713	84
Ultra Russell2000
Year ended May 31, 2018(dd)	56.48	0.12	22.28		—	22.40	(0.08)	—	—	(0.08)	78.80	39.66	39.78	1.37	0.95	(0.24)	0.18	263,967	15
Year ended May 31, 2017(dd)	40.59	0.10	15.93		—	16.03	(0.14)	—	—	(0.14)	56.48	39.55	39.58	1.29	0.95	(0.14)	0.21	158,157	62
Year ended May 31, 2016(dd)	48.22	0.10	(7.63)		—	(7.53)	(0.10)	—	—	(0.10)	40.59	(15.63)	(15.51)	1.18	0.95	0.02	0.25	166,404	37
Year ended May 31, 2015(dd)	40.24	0.06	7.98	(i)	—	8.04	(0.06)	—	—	(0.06)	48.22	20.00	19.79	1.09	0.95	0.01	0.14	207,359	179
Year ended May 31, 2014(dd)	30.51	(0.05)	9.78		—	9.73	—	—	—	—	40.24	31.90	32.11	1.06	0.95	(0.24)	(0.13)	211,267	266
Ultra S&P500®
Year ended May 31, 2018	88.61	0.74	21.53		—	22.27	(0.49)	—	—	(0.49)	110.39	25.17	25.13	0.90	0.90	0.72	0.72	2,340,284	3
Year ended May 31, 2017	66.35	0.48	22.11		—	22.59	(0.33)	—	—	(0.33)	88.61	34.15	34.37	0.90	0.90	0.63	0.63	1,860,832	4
Year ended May 31, 2016	67.38	0.58	(1.20)		—	(0.62)	(0.41)	—	—	(0.41)	66.35	(0.89)	(1.02)	0.90	0.90	0.94	0.94	1,499,470	7
Year ended May 31, 2015(s)	55.70	0.53	11.47		—	12.00	(0.32)	—	—	(0.32)	67.38	21.58	21.64	0.89	0.89	0.86	0.86	1,923,779	31
Year ended May 31, 2014(s)	39.60	0.24	15.99		—	16.23	(0.13)	—	—	(0.13)	55.70	41.09	40.86	0.89	0.89	0.50	0.50	2,389,554	4

See accompanying notes to the financial statements.

260 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Semiconductors
Year ended May 31, 2018(gg)	$30.00	$0.26	$19.03	$—	$19.29	$(0.15)	$—	$—	$(0.15)	$49.14	64.38%	64.91%	1.09%	0.95%	0.51%	0.65%	$79,845	18%
Year ended May 31, 2017(bb)(gg)	14.64	0.14	15.33	—	15.47	(0.11)	—	—	(0.11)	30.00	106.03	105.09	1.25	0.95	0.36	0.66	45,003	24
Year ended May 31, 2016(bb)(gg)	17.21	0.10	(2.60)	—	(2.50)	(0.07)	—	—	(0.07)	14.64	(14.53)	(14.28)	1.47	0.95	0.23	0.75	24,150	54
Year ended May 31, 2015(bb)(gg)	10.81	0.09	6.45	—	6.54	(0.14)	—	—	(0.14)	17.21	60.68	61.09	1.26	0.95	0.35	0.67	38,713	50
Year ended May 31, 2014(bb)(gg)	7.06	0.05	3.77	—	3.82	(0.07)	—	—	(0.07)	10.81	54.33	53.24	1.36	0.95	0.25	0.65	29,174	31
Ultra SmallCap600
Year ended May 31, 2018	79.08	0.07	34.48	—	34.55	—	—	—	—	113.63	43.68	44.31	1.53	0.95	(0.50)	0.08	28,407	17
Year ended May 31, 2017	57.71	(0.02)	21.45	—	21.43	(0.06)	—	—	(0.06)	79.08	37.12	37.54	1.48	0.95	(0.55)	(0.02)	23,724	20
Year ended May 31, 2016	60.00	0.07	(2.31)	—	(2.24)	(0.05)	—	—	(0.05)	57.71	(3.71)	(4.16)	1.81	0.95	(0.72)	0.13	18,756	26
Year ended May 31, 2015(s)	50.67	0.03	9.30	—	9.33	—	—	—	—	60.00	18.40	18.93	1.44	0.95	(0.44)	0.05	20,999	17
Year ended May 31, 2014(s)	36.61	(0.19)	14.25	—	14.06	—	—	—	—	50.67	38.43	37.53	1.79	0.95	(1.26)	(0.42)	22,803	16
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 261

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Technology
Year ended May 31, 2018(dd)	$69.52	$0.14		$35.69	$—	$35.83	$(0.11)	$—	$—	$(0.11)	$105.24	51.57%	51.56%	1.00%	0.95%	0.12%	0.17%	$342,018	5%
Year ended May 31, 2017(dd)	39.42	—	(h)	30.15	—	30.15	(0.05)	—	—	(0.05)	69.52	76.56	76.97	1.04	0.95	(0.08)	0.01	229,402	16
Year ended May 31, 2016(dd)	41.68	0.10		(2.27)	—	(2.17)	(0.09)	—	—	(0.09)	39.42	(5.23)	(5.31)	1.08	0.95	0.12	0.25	102,485	8
Year ended May 31, 2015(s)(dd)	31.03	0.07		10.67	—	10.74	(0.09)	—	—	(0.09)	41.68	34.66	34.51	1.04	0.95	0.10	0.19	166,731	14
Year ended May 31, 2014(s)(dd)	20.64	0.05		10.36	—	10.41	(0.02)	—	—	(0.02)	31.03	50.41	50.34	1.07	0.95	0.07	0.18	148,937	44
Ultra Telecommunications
Year ended May 31, 2018	52.69	0.52		(16.91)	—	(16.39)	(0.64)	—	—	(0.64)	35.66	(31.38)	(27.70)	3.82	0.95	(1.70)	1.16	2,674	106
Year ended May 31, 2017(bb)	50.10	0.48		2.65 (i)	—	3.13	(0.54)	—	—	(0.54)	52.69	6.29	7.03	2.35	0.95	(0.53)	0.86	5,269	157
Year ended May 31, 2016(bb)	46.36	0.34		3.94	—	4.28	(0.40)	—	(0.14)	(0.54)	50.10	9.40	9.32	3.51	0.95	(1.77)	0.79	5,010	30
Year ended May 31, 2015(bb)	46.28	0.57		(0.01)	—	0.56	(0.48)	—	—	(0.48)	46.36	1.19	4.28	2.78	0.95	(0.60)	1.23	6,954	158
Year ended May 31, 2014(bb)	34.54	0.41		11.75	—	12.16	(0.42)	—	—	(0.42)	46.28	35.51	28.00	2.96	0.95	(1.01)	1.00	6,942	—

See accompanying notes to the financial statements.

262 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
Ultra Utilities
Year ended May 31, 2018	$47.88	$0.85	$(3.33)		$—	$(2.48)	$(0.72)	$—	$—	$(0.72)	$44.68	(5.22)%	(6.99)%	1.51%	0.95%	1.26%	1.82%	$12,286	25%
Year ended May 31, 2017(y)	39.34	0.65	8.51		—	9.16	(0.62)	—	—	(0.62)	47.88	23.56	25.81	1.65	0.95	0.89	1.58	15,562	6
Year ended May 31, 2016(y)	31.51	0.59	7.90		—	8.49	(0.66)	—	—	(0.66)	39.34	27.56	26.45	1.60	0.95	1.22	1.86	17,701	10
Year ended May 31, 2015(y)	28.96	0.63	2.62	(i)	—	3.25	(0.70)	—	—	(0.70)	31.51	11.22	12.38	1.33	0.95	1.61	1.99	33,081	7
Year ended May 31, 2014(y)	21.76	0.56	7.12		—	7.68	(0.48)	—	—	(0.48)	28.96	35.94	33.73	1.74	0.95	1.47	2.26	32,585	5
UltraPro Dow30SM
Year ended May 31, 2018(dd)	57.45	0.61	28.89		—	29.50	(0.24)	—	—	(0.24)	86.71	51.32	51.32	0.96	0.95	0.71	0.72	576,616	1
Year ended May 31, 2017(dd)	34.23	0.04	23.27		—	23.31	(0.09)	—	—	(0.09)	57.45	68.22	68.49	1.02	0.95	0.02	0.09	166,606	3
Year ended May 31, 2016(dd)	36.49	0.31	(2.44	)(i)	—	(2.13)	(0.13)	—	—	(0.13)	34.23	(5.83)	(6.04)	1.03	0.95	0.92	1.00	140,323	5
Year ended May 31, 2015(s)(dd)	29.13	0.20	7.29		—	7.49	(0.13)	—	—	(0.13)	36.49	25.77	25.92	1.03	0.95	0.53	0.61	109,474	24
Year ended May 31, 2014(s)(dd)	21.34	0.16	7.75		—	7.91	(0.12)	—	—	(0.12)	29.13	37.17	37.57	1.07	0.95	0.51	0.63	116,521	7

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 263

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Financial Select Sector
Year ended May 31, 2018	$61.67	$0.54	$28.62		$—	$29.16	$(0.24)	$—	$—	$(0.24)	$90.59	47.25%	47.80%	1.20%	0.95%	0.32%	0.57%	$56,619	18%
Year ended May 31, 2017(bb)	36.90	0.11	24.69		—	24.80	(0.03)	—	—	(0.03)	61.67	67.21	66.20	1.75	0.95	(0.60)	0.19	21,586	30
Year ended May 31, 2016(bb)	43.43	0.21	(6.62)		—	(6.41)	(0.12)	—	—	(0.12)	36.90	(14.79)	(14.88)	2.33	0.95	(0.83)	0.55	9,226	116
Year ended May 31, 2015(bb)	32.37	0.14	11.07		—	11.21	(0.15)	—	—	(0.15)	43.43	34.67	35.99	2.01	0.95	(0.68)	0.38	13,030	18
Year ended May 31, 2014(o)(bb)	23.36	0.17	8.93		—	9.10	(0.09)	—	—	(0.09)	32.37	38.96	35.79	1.49	0.95	0.07	0.61	29,135	15
UltraPro MidCap400
Year ended May 31, 2018	86.45	0.14	32.59		—	32.73	—	—	—	—	119.18	37.87	41.22	1.28	0.95	(0.19)	0.14	35,754	16
Year ended May 31, 2017	58.19	(0.12)	28.39		—	28.27	(0.01)	—	—	(0.01)	86.45	48.57	48.78	1.26	0.95	(0.47)	(0.16)	36,739	61
Year ended May 31, 2016	65.87	0.08	(7.73)		—	(7.65)	(0.03)	—	—	(0.03)	58.19	(11.61)	(11.44)	1.41	0.95	(0.31)	0.14	27,641	59
Year ended May 31, 2015(s)	49.74	0.06	16.13		—	16.19	(0.06)	—	—	(0.06)	65.87	32.55	32.42	1.16	0.95	(0.10)	0.11	49,403	17
Year ended May 31, 2014(m)(s)	32.66	0.01	17.07		—	17.08	—	—	—	—	49.74	52.31	52.28	1.43	0.95	(0.45)	0.02	44,770	11
UltraPro Nasdaq Biotechnology
Year ended May 31, 2018	25.30	(0.13)	7.05		—	6.92	—	—	—	—	32.22	27.33	27.13	1.27	0.95	(0.71)	(0.39)	37,049	51
Year ended May 31, 2017	27.95	(0.12)	(2.53	)(i)	—	(2.65)	—	—	—	—	25.30	(9.48)	(9.86)	1.32	0.95	(0.83)	(0.46)	34,158	45
June 22, 2015* through May 31, 2016(v)	100.00	(0.22)	(71.83)		—	(72.05)	—	—	—	—	27.95	(72.05)	(71.91)	1.36	0.95	(1.02)	(0.61)	43,326	128

*  Commencement of investment operations.

See accompanying notes to the financial statements.

264 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro QQQ®
Year ended May 31, 2018(gg)	$35.37	$(0.06)	$20.45		$—	$20.39	$—	$—	$—	$—	$55.76	57.64%	57.84%	0.98%	0.95%	(0.15)%	(0.12)%	$3,448,958	2%
Year ended May 31, 2017(bb)(gg)	17.46	(0.08)	17.99		—	17.91	—	—	—	—	35.37	102.57	103.31	1.00	0.95	(0.41)	(0.36)	1,772,188	16
Year ended May 31, 2016(bb)(gg)	19.17	(0.01)	(1.70	)(i)	—	(1.71)	—	—	—	—	17.46	(8.92)	(9.27)	1.01	0.95	(0.13)	(0.07)	1,152,489	35
Year ended May 31, 2015(bb)(gg)	11.40	(0.02)	7.80		—	7.78	(0.01)	—	—	(0.01)	19.17	68.23	68.63	1.01	0.95	(0.20)	(0.14)	1,035,208	9
Year ended May 31, 2014(o)(bb)(gg)	6.00	0.02	5.38		—	5.40	—	—	—	—	11.40	90.05	89.36	1.04	0.95	0.17	0.26	584,860	11
UltraPro Russell2000
Year ended May 31, 2018(dd)	59.65	— (h)	35.79		—	35.79	—	—	—	—	95.44	59.98	60.17	1.53	0.95	(0.58)	— (k)	152,699	14
Year ended May 31, 2017(dd)	37.53	(0.12)	22.26		—	22.14	(0.02)	—	—	(0.02)	59.65	59.00	59.15	1.58	0.95	(0.86)	(0.23)	113,344	24
Year ended May 31, 2016(dd)	51.11	(0.08)	(13.50)		—	(13.58)	—	—	—	—	37.53	(26.57)	(26.51)	1.47	0.95	(0.73)	(0.20)	93,820	138
Year ended May 31, 2015(dd)	40.07	(0.04)	11.08		—	11.04	—	—	—	—	51.11	27.55	27.25	1.24	0.95	(0.37)	(0.08)	107,327	38
Year ended May 31, 2014(m)(dd)	27.32	(0.12)	12.87		—	12.75	—	—	—	—	40.07	46.67	46.68	1.27	0.95	(0.62)	(0.30)	188,317	62

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 265

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro S&P500®
Year ended May 31, 2018(gg)	$34.13	$0.18	$12.04		$—	$12.22	$(0.03)	$—	$—	$(0.03)	$46.32	35.82%	35.93%	0.92%	0.92%	0.43%	0.43%	$1,445,225	3%
Year ended May 31, 2017(gg)	22.31	(0.06)	11.91		—	11.85	(0.03)	—	—	(0.03)	34.13	53.16	53.44	0.95	0.95	(0.21)	(0.21)	880,462	93
Year ended May 31, 2016(gg)	23.62	0.12	(1.38	)(i)	—	(1.26)	(0.05)	—	—	(0.05)	22.31	(5.30)	(5.47)	0.95	0.95	0.57	0.57	689,508	18
Year ended May 31, 2015(s)(gg)	18.06	0.10	5.53		—	5.63	(0.07)	—	—	(0.07)	23.62	31.19	31.31	0.95	0.95	0.46	0.46	800,588	6
Year ended May 31, 2014(m)(s)(gg)	10.97	0.02	7.08		—	7.10	(0.01)	—	—	(0.01)	18.06	64.77	64.26	0.95	0.95	0.17	0.17	568,904	38
UltraPro Short 20+ Year Treasury
Year ended May 31, 2018	27.43	0.04	(0.86)		—	(0.82)	—	—	—	—	26.61	(3.02)	(1.89)	0.98	0.95	0.13	0.16	95,117	—
Year ended May 31, 2017	27.99	(0.16)	(0.40	)(i)	—	(0.56)	—	—	—	—	27.43	(1.99)	(2.05)	0.99	0.95	(0.63)	(0.59)	84,359	—
Year ended May 31, 2016	40.84	(0.30)	(12.55)		—	(12.85)	—	—	—	—	27.99	(31.46)	(32.21)	1.03	0.95	(0.92)	(0.85)	74,874	—
Year ended May 31, 2015	62.98	(0.45)	(21.69)		—	(22.14)	—	—	—	—	40.84	(35.15)	(34.35)	1.02	0.95	(1.01)	(0.94)	105,155	—
Year ended May 31, 2014(l)	77.04	(0.78)	(13.31)		0.03	(14.06)	—	—	—	—	62.98	(18.25)	(17.38)	1.02	0.95	(1.02)	(0.95)	111,777	—

See accompanying notes to the financial statements.

266 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Dow30SM
Year ended May 31, 2018	$32.93	$0.16	$(14.53)		$—	$(14.37)	$(0.05)	$—	$—	$(0.05)	$18.51	(43.63)%	(43.65)%	1.00%	0.95%	0.65%	0.70%	$177,459	—%
Year ended May 31, 2017(aa)	60.88	(0.19)	(27.76)		—	(27.95)	—	—	—	—	32.93	(45.92)	(46.03)	0.97	0.95	(0.45)	(0.43)	202,052	—
Year ended May 31, 2016(aa)	74.16	(0.58)	(12.70)		—	(13.28)	—	—	—	—	60.88	(17.91)	(17.71)	1.01	0.95	(0.85)	(0.80)	188,719	—
Year ended May 31, 2015(aa)	108.13	(0.79)	(33.18)		—	(33.97)	—	—	—	—	74.16	(31.42)	(31.53)	1.04	0.95	(0.98)	(0.90)	142,744	—
Year ended May 31, 2014(aa)	168.40	(1.27)	(59.00)		—	(60.27)	—	—	—	—	108.13	(35.79)	(35.63)	1.03	0.95	(1.01)	(0.93)	124,339	—
UltraPro Short Financial Select Sector
Year ended May 31, 2018	15.38	0.02	(7.38)		—	(7.36)	—	—	—	—	8.02	(47.87)	(48.51)	6.01	0.95	(4.85)	0.21	751	—
Year ended May 31, 2017(z)	33.45	(0.13)	(17.94)		—	(18.07)	—	—	—	—	15.38	(54.02)	(53.80)	4.99	0.95	(4.67)	(0.63)	2,210	—
Year ended May 31, 2016(z)	41.86	(0.36)	(8.05	)(i)	—	(8.41)	—	—	—	—	33.45	(20.09)	(22.76)	3.19	0.95	(3.12)	(0.88)	2,300	—
Year ended May 31, 2015(z)	67.08	(0.48)	(24.74)		—	(25.22)	—	—	—	—	41.86	(37.60)	(35.05)	3.14	0.95	(3.13)	(0.94)	3,924	—
Year ended May 31, 2014(l)(z)	113.62	(0.78)	(45.76)		—	(46.54)	—	—	—	—	67.08	(40.96)	(40.36)	3.59	0.95	(3.59)	(0.95)	4,612	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 267

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short MidCap400
Year ended May 31, 2018	$14.44	$— (h)	$(5.43)	$—	$(5.43)	$—	$—	$—	$—	$9.01	(37.57)%	(37.90)%	3.42%	0.95%	(2.44)%	0.03%	$1,971	—%
Year ended May 31, 2017	25.49	(0.10)	(10.95)	—	(11.05)	—	—	—	—	14.44	(43.36)	(44.34)	2.77	0.95	(2.40)	(0.58)	3,157	—
Year ended May 31, 2016	30.22	(0.27)	(4.46)	—	(4.73)	—	—	—	—	25.49	(15.66)	(15.56)	2.73	0.95	(2.60)	(0.82)	4,299	—
Year ended May 31, 2015	47.43	(0.36)	(16.85)	—	(17.21)	—	—	—	—	30.22	(36.29)	(36.47)	2.19	0.95	(2.17)	(0.93)	5,097	—
Year ended May 31, 2014(n)	88.02	(0.57)	(40.02)	—	(40.59)	—	—	—	—	47.43	(46.11)	(45.41)	2.27	0.95	(2.26)	(0.94)	8,001	—
UltraPro Short Nasdaq Biotechnology
Year ended May 31, 2018(ff)	35.47	(0.08)	(16.33)	—	(16.41)	—	—	—	—	19.06	(46.25)	(46.81)	2.08	0.95	(1.46)	(0.33)	3,812	—
Year ended May 31, 2017(ff)	53.49	(0.32)	(17.70)	—	(18.02)	—	—	—	—	35.47	(33.68)	(33.11)	1.77	0.95	(1.59)	(0.77)	7,094	—
June 22, 2015* through May 31, 2016(ff)	40.00	(0.46)	13.95	—	13.49	—	—	—	—	53.49	33.72	33.65	1.54	0.95	(1.46)	(0.87)	5,349	—
UltraPro Short QQQ®
Year ended May 31, 2018	30.36	0.20	(15.51)	—	(15.31)	(0.07)	—	—	(0.07)	14.98	(50.46)	(50.55)	1.01	0.95	0.84	0.89	584,899	—
Year ended May 31, 2017(aa)	70.11	(0.21)	(39.54)	—	(39.75)	—	—	—	—	30.36	(56.70)	(56.83)	1.01	0.95	(0.49)	(0.43)	495,886	—
Year ended May 31, 2016(aa)	93.02	(0.68)	(22.23)	—	(22.91)	—	—	—	—	70.11	(24.63)	(24.37)	1.03	0.95	(0.89)	(0.82)	546,807	—
Year ended May 31, 2015(aa)	189.39	(1.17)	(95.20)	—	(96.37)	—	—	—	—	93.02	(50.89)	(50.98)	1.05	0.95	(1.02)	(0.91)	345,302	—
Year ended May 31, 2014(n)(aa)	433.92	(2.47)	(242.06)	—	(244.53)	—	—	—	—	189.39	(56.35)	(56.31)	1.06	0.95	(1.03)	(0.92)	359,802	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

268 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraPro Short Russell2000
Year ended May 31, 2018	$48.17	$0.16	$(23.12)	$—	$(22.96)	$(0.07)	$—	$—	$(0.07)	$25.14	(47.68)%	(47.68)%	1.09%	0.95%	0.30%	0.44%	$69,478	—%
Year ended May 31, 2017(aa)	97.53	(0.23)	(49.13)	—	(49.36)	—	—	—	—	48.17	(50.61)	(50.78)	1.06	0.95	(0.49)	(0.38)	111,425	—
Year ended May 31, 2016(aa)	103.55	(0.93)	(5.09)	—	(6.02)	—	—	—	—	97.53	(5.80)	(5.70)	1.12	0.95	(0.97)	(0.81)	85,453	—
Year ended May 31, 2015(aa)	167.81	(1.20)	(63.06)	—	(64.26)	—	—	—	—	103.55	(38.30)	(38.05)	1.12	0.95	(1.08)	(0.91)	76,486	—
Year ended May 31, 2014(n)(aa)	318.04	(1.91)	(148.32)	—	(150.23)	—	—	—	—	167.81	(47.23)	(47.37)	1.13	0.95	(1.11)	(0.93)	75,711	—
UltraPro Short S&P500®
Year ended May 31, 2018(ee)	63.81	0.37	(23.16)	—	(22.79)	(0.15)	—	—	(0.15)	40.87	(35.72)	(35.76)	0.91	0.91	0.75	0.75	463,787	—
Year ended May 31, 2017(ee)	107.58	(0.34)	(43.43)	—	(43.77)	—	—	—	—	63.81	(40.70)	(40.88)	0.90	0.90	(0.41)	(0.41)	697,964	—
Year ended May 31, 2016(ee)	133.42	(0.99)	(24.85)	—	(25.84)	—	—	—	—	107.58	(19.37)	(19.05)	0.91	0.91	(0.76)	(0.76)	820,483	—
Year ended May 31, 2015(ee)	202.61	(1.44)	(67.75)	—	(69.19)	—	—	—	—	133.42	(34.15)	(34.27)	0.93	0.93	(0.88)	(0.88)	517,208	—
Year ended May 31, 2014(n)(ee)	382.96	(2.48)	(177.87)	—	(180.35)	—	—	—	—	202.61	(47.09)	(46.80)	0.92	0.92	(0.89)	(0.89)	600,540	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 269

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort 20+ Year Treasury
Year ended May 31, 2018	$36.35	$0.13	$(0.44	)(i)	$—		$(0.31)	$(0.03)	$—	$—	$(0.03)	$36.01	(0.86)%	(0.07)%	0.89%	0.89%	0.35%	0.35%	$1,843,935	—%
Year ended May 31, 2017	36.37	(0.17)	0.15		—		(0.02)	—	—	—	—	36.35	(0.06)	(0.03)	0.90	0.90	(0.47)	(0.47)	2,053,938	—
Year ended May 31, 2016	45.92	(0.35)	(9.20)		—		(9.55)	—	—	—	—	36.37	(20.79)	(21.48)	0.93	0.93	(0.82)	(0.82)	2,116,937	—
Year ended May 31, 2015	60.47	(0.46)	(14.09)		—	(h)	(14.55)	—	—	—	—	45.92	(24.07)	(23.43)	0.93	0.93	(0.89)	(0.89)	3,016,996	—
Year ended May 31, 2014	68.37	(0.65)	(7.26)		0.01		(7.90)	—	—	—	—	60.47	(11.55)	(10.91)	0.92	0.92	(0.90)	(0.90)	4,179,158	—
UltraShort 7-10 Year Treasury
Year ended May 31, 2018	21.23	0.04	1.46		—		1.50	—	—	—	—	22.73	7.03	7.53	0.95	0.95	0.19	0.19	142,045	—
Year ended May 31, 2017	21.20	(0.12)	0.15		—		0.03	—	—	—	—	21.23	0.14	0.09	0.97	0.95	(0.57)	(0.55)	125,279	—
Year ended May 31, 2016	23.68	(0.18)	(2.30)		—		(2.48)	—	—	—	—	21.20	(10.44)	(10.65)	0.98	0.95	(0.83)	(0.80)	155,850	—
Year ended May 31, 2015	26.89	(0.23)	(2.98)		—	(h)	(3.21)	—	—	—	—	23.68	(11.94)	(11.87)	0.98	0.95	(0.93)	(0.90)	250,964	—
Year ended May 31, 2014	28.19	(0.27)	(1.03)		—	(h)	(1.30)	—	—	—	—	26.89	(4.63)	(4.16)	0.96	0.95	(0.94)	(0.93)	292,395	—

See accompanying notes to the financial statements.

270 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Basic Materials
Year ended May 31, 2018(ff)	$36.80	$(0.03)	$(10.27)	$—	$(10.30)	$—	$—	$—	$—	$26.50	(27.99)%	(29.37)%	2.01%	0.95%	(1.16)%	(0.10)%	$4,515	—%
Year ended May 31, 2017(ff)	53.94	(0.30)	(16.84)	—	(17.14)	—	—	—	—	36.80	(31.77)	(30.96)	1.70	0.95	(1.43)	(0.68)	8,114	—
Year ended May 31, 2016(ff)	54.50	(0.58)	0.02 (i)	—	(0.56)	—	—	—	—	53.94	(1.02)	0.22	1.43	0.95	(1.34)	(0.85)	14,589	—
Year ended May 31, 2015(ff)	58.91	(0.52)	(3.89)	—	(4.41)	—	—	—	—	54.50	(7.49)	(8.56)	1.61	0.95	(1.56)	(0.90)	12,015	—
Year ended May 31, 2014(ff)	94.66	(0.74)	(35.01)	—	(35.75)	—	—	—	—	58.91	(37.77)	(37.83)	1.30	0.95	(1.29)	(0.94)	14,461	—
UltraShort Consumer Goods
Year ended May 31, 2018	15.20	0.04	1.17	—	1.21	—	—	—	—	16.41	7.94	7.99	3.75	0.95	(2.53)	0.27	2,665	—
Year ended May 31, 2017	19.66	(0.10)	(4.36)	—	(4.46)	—	—	—	—	15.20	(22.68)	(22.90)	3.67	0.95	(3.30)	(0.58)	1,709	—
Year ended May 31, 2016	24.90	(0.19)	(5.05)	—	(5.24)	—	—	—	—	19.66	(21.05)	(20.77)	4.88	0.95	(4.77)	(0.84)	2,211	—
Year ended May 31, 2015	31.56	(0.26)	(6.40)	—	(6.66)	—	—	—	—	24.90	(21.11)	(21.41)	4.05	0.95	(4.04)	(0.94)	4,045	—
Year ended May 31, 2014	44.79	(0.35)	(12.88)	—	(13.23)	—	—	—	—	31.56	(29.54)	(26.70)	2.65	0.95	(2.65)	(0.95)	3,549	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 271

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Consumer Services
Year ended May 31, 2018	$28.51	$0.08	$(7.00)	$—	$(6.92)	$(0.02)	$—	$—	$(0.02)	$21.57	(24.27)%	(28.36)%	4.82%	0.95%	(3.55)%	0.32%	$1,344	—%
Year ended May 31, 2017	40.31	(0.18)	(11.62)	—	(11.80)	—	—	—	—	28.51	(29.29)	(26.49)	4.24	0.95	(3.81)	(0.52)	1,776	—
Year ended May 31, 2016	46.04	(0.35)	(5.38)	—	(5.73)	—	—	—	—	40.31	(12.43)	(10.02)	3.56	0.95	(3.40)	(0.79)	2,512	—
Year ended May 31, 2015(r)	69.80	(0.53)	(23.23)	—	(23.76)	—	—	—	—	46.04	(34.04)	(35.32)	2.41	0.95	(2.37)	(0.91)	4,027	—
Year ended May 31, 2014(r)	108.47	(0.78)	(37.89)	—	(38.67)	—	—	—	—	69.80	(35.65)	(33.57)	2.47	0.95	(2.46)	(0.94)	7,850	—
UltraShort Dow30SM
Year ended May 31, 2018(ee)	49.19	0.25	(15.29)	—	(15.04)	(0.10)	—	—	(0.10)	34.05	(30.57)	(30.61)	0.99	0.95	0.59	0.63	143,173	—
Year ended May 31, 2017(ee)	73.49	(0.27)	(24.03)	—	(24.30)	—	—	—	—	49.19	(33.07)	(33.08)	0.98	0.95	(0.50)	(0.46)	229,012	—
Year ended May 31, 2016(ee)	81.74	(0.69)	(7.56)	—	(8.25)	—	—	—	—	73.49	(10.10)	(10.08)	0.99	0.95	(0.87)	(0.83)	216,310	—
Year ended May 31, 2015(ee)	103.91	(0.83)	(21.34)	—	(22.17)	—	—	—	—	81.74	(21.33)	(21.29)	1.01	0.95	(0.97)	(0.90)	226,294	—
Year ended May 31, 2014(ee)	138.56	(1.13)	(33.52)	—	(34.65)	—	—	—	—	103.91	(25.01)	(25.05)	0.99	0.95	(0.96)	(0.93)	243,513	—
UltraShort Financials
Year ended May 31, 2018	29.03	— (h)	(8.48)	—	(8.48)	—	—	—	—	20.55	(29.21)	(29.41)	1.13	0.95	(0.16)	0.02	27,635	—
Year ended May 31, 2017	42.76	(0.17)	(13.56)	—	(13.73)	—	—	—	—	29.03	(32.12)	(31.82)	1.10	0.95	(0.64)	(0.49)	49,924	—
Year ended May 31, 2016	48.25	(0.40)	(5.09)	—	(5.49)	—	—	—	—	42.76	(11.38)	(11.55)	1.10	0.95	(0.97)	(0.82)	55,371	—
Year ended May 31, 2015(p)	65.00	(0.50)	(16.25)	—	(16.75)	—	—	—	—	48.25	(25.76)	(25.83)	1.13	0.95	(1.08)	(0.90)	56,449	—
Year ended May 31, 2014(p)	90.90	(0.72)	(25.18)	—	(25.90)	—	—	—	—	65.00	(28.49)	(28.54)	1.03	0.95	(1.02)	(0.94)	80,105	—

See accompanying notes to the financial statements.

272 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE														RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS							DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort FTSE China 50
Year ended May 31, 2018(ee)	$99.51	$0.03	$(37.76)		$—		$(37.73)	$—	$—	$—	$—	$61.78	(37.91)%	(38.02)%	1.20%	0.95%	(0.21)%	0.04%	$27,923	—%
Year ended May 31, 2017(ee)	165.98	(0.71)	(65.76)		—		(66.47)	—	—	—	—	99.51	(40.05)	(40.27)	1.15	0.95	(0.77)	(0.57)	43,798	—
Year ended May 31, 2016(ee)	112.87	(1.40)	54.51		—		53.11	—	—	—	—	165.98	47.05	47.77	1.13	0.95	(1.01)	(0.83)	62,681	—
Year ended May 31, 2015(ee)	248.62	(1.61)	(134.14)		—	(h)	(135.75)	—	—	—	—	112.87	(54.60)	(54.61)	1.18	0.95	(1.13)	(0.90)	46,855	—
Year ended May 31, 2014(n)(ee)	332.60	(2.67)	(81.33)		0.02		(83.98)	—	—	—	—	248.62	(25.25)	(25.48)	1.06	0.95	(1.03)	(0.93)	103,209	—
UltraShort FTSE Europe
Year ended May 31, 2018	36.36	0.04	(5.08)		—		(5.04)	—	—	—	—	31.32	(13.87)	(13.74)	1.17	0.95	(0.11)	0.11	18,386	—
Year ended May 31, 2017	55.55	(0.30)	(18.89)		—		(19.19)	—	—	—	—	36.36	(34.56)	(34.56)	1.09	0.95	(0.74)	(0.60)	32,254	—
Year ended May 31, 2016	51.12	(0.49)	4.92	(i)	—		4.43	—	—	—	—	55.55	8.67	8.63	1.13	0.95	(1.02)	(0.84)	42,337	—
Year ended May 31, 2015	52.38	(0.53)	(0.73)		—	(h)	(1.26)	—	—	—	—	51.12	(2.40)	(2.33)	1.21	0.95	(1.18)	(0.92)	26,178	—
Year ended May 31, 2014(n)	88.66	(0.65)	(35.64)		0.01		(36.28)	—	—	—	—	52.38	(40.92)	(40.99)	1.11	0.95	(1.09)	(0.93)	29,441	—
UltraShort Gold Miners
Year ended May 31, 2018	15.93	(0.01)	(1.53)		—		(1.54)	—	—	—	—	14.39	(9.69)	(9.62)	2.81	0.95	(1.95)	(0.08)	2,337	—
Year ended May 31, 2017(x)	27.14	(0.11)	(11.10	)(i)	—		(11.21)	—	—	—	—	15.93	(41.32)	(40.81)	2.77	0.95	(2.46)	(0.64)	2,587	—
Year ended May 31, 2016(x)	83.94	(0.56)	(56.24)		—		(56.80)	—	—	—	—	27.14	(67.66)	(68.02)	3.57	0.95	(3.51)	(0.89)	3,054	—
February 12, 2015* through May 31, 2015(x)	80.00	(0.24)	4.18	(i)	—		3.94	—	—	—	—	83.94	4.93	5.05	3.61	0.95	(3.59)	(0.93)	2,099	—

*  Commencement of investment operations.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 273

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Health Care
Year ended May 31, 2018	$37.57	$0.04	$(8.75)	$—	$(8.71)	$—	$—	$—	$—	$28.86	(23.19)%	(26.26)%	6.35%	0.95%	(5.25)%	0.14%	$1,036	—%
Year ended May 31, 2017	46.71	(0.28)	(8.86)	—	(9.14)	—	—	—	—	37.57	(19.56)	(17.22)	3.49	0.95	(3.17)	(0.64)	1,349	—
Year ended May 31, 2016	48.12	(0.41)	(1.00)	—	(1.41)	—	—	—	—	46.71	(2.95)	(3.54)	3.52	0.95	(3.37)	(0.81)	2,845	—
Year ended May 31, 2015(r)	86.03	(0.56)	(37.35)	—	(37.91)	—	—	—	—	48.12	(44.07)	(44.43)	4.39	0.95	(4.33)	(0.90)	1,729	—
Year ended May 31, 2014(r)	145.45	(1.04)	(58.38)	—	(59.42)	—	—	—	—	86.03	(40.85)	(40.15)	4.02	0.95	(4.01)	(0.94)	3,629	—
UltraShort Industrials
Year ended May 31, 2018	22.10	0.04	(5.77)	—	(5.73)	—	—	—	—	16.37	(25.93)	(26.47)	3.16	0.95	(2.00)	0.21	3,042	—
Year ended May 31, 2017	33.98	(0.15)	(11.73)	—	(11.88)	—	—	—	—	22.10	(34.95)	(34.83)	2.81	0.95	(2.41)	(0.55)	3,002	—
Year ended May 31, 2016	39.83	(0.34)	(5.51)	—	(5.85)	—	—	—	—	33.98	(14.70)	(14.24)	2.57	0.95	(2.45)	(0.83)	4,615	—
Year ended May 31, 2015	48.83	(0.40)	(8.60)	—	(9.00)	—	—	—	—	39.83	(18.43)	(19.15)	3.05	0.95	(3.00)	(0.90)	4,415	—
Year ended May 31, 2014(n)	79.71	(0.56)	(30.32)	—	(30.88)	—	—	—	—	48.83	(38.74)	(37.31)	2.70	0.95	(2.70)	(0.95)	6,633	—

See accompanying notes to the financial statements.

274 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MidCap400
Year ended May 31, 2018	$23.41	$0.04	$(6.06)		$—	$(6.02)	$—	$—	$—	$—	$17.39	(25.73)%	(26.36)%	2.39%	0.95%	(1.23)%	0.22%	$3,556	—%
Year ended May 31, 2017	33.69	(0.17)	(10.11)		—	(10.28)	—	—	—	—	23.41	(30.51)	(30.63)	1.93	0.95	(1.57)	(0.60)	4,787	—
Year ended May 31, 2016	36.71	(0.33)	(2.69)		—	(3.02)	—	—	—	—	33.69	(8.22)	(8.20)	2.02	0.95	(1.90)	(0.83)	6,889	—
Year ended May 31, 2015	48.84	(0.40)	(11.73)		—	(12.13)	—	—	—	—	36.71	(24.85)	(24.83)	1.83	0.95	(1.80)	(0.92)	5,671	—
Year ended May 31, 2014(n)	72.42	(0.55)	(23.03)		—	(23.58)	—	—	—	—	48.84	(32.56)	(32.37)	1.56	0.95	(1.54)	(0.94)	11,209	—
UltraShort MSCI Brazil Capped
Year ended May 31, 2018(hh)	68.24	0.06	(14.41)		—	(14.35)	—	—	—	—	53.89	(21.04)	(21.01)	1.18	0.95	(0.11)	0.12	30,170	—
Year ended May 31, 2017(hh)	200.11	(0.46)	(131.41)		—	(131.87)	—	—	—	—	68.24	(65.90)	(65.93)	1.12	0.95	(0.69)	(0.52)	30,707	—
Year ended May 31, 2016(t)(hh)	229.92	(2.24)	(27.57	)(i)	—	(29.81)	—	—	—	—	200.11	(12.97)	(12.86)	1.20	0.95	(1.10)	(0.85)	61,031	—
Year ended May 31, 2015(t)(hh)	170.56	(1.66)	61.01		0.01	59.36	—	—	—	—	229.92	34.81	34.68	1.35	0.95	(1.32)	(0.92)	29,885	—
Year ended May 31, 2014(t)(hh)	184.21	(1.91)	(11.83)		0.09	(13.65)	—	—	—	—	170.56	(7.41)	(7.31)	1.52	0.95	(1.51)	(0.94)	22,169	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 275

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)		Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort MSCI EAFE
Year ended May 31, 2018	$27.32	$0.03	$(4.20)	$—		$(4.17)	$—	$—	$—	$—	$23.15	(15.26)%	(15.09)%	3.00%	0.95%	(1.94)%	0.11%	$3,181	—%
Year ended May 31, 2017	39.69	(0.23)	(12.14)	—		(12.37)	—	—	—	—	27.32	(31.18)	(31.29)	2.11	0.95	(1.82)	(0.66)	3,754	—
Year ended May 31, 2016	35.96	(0.36)	4.09 (i)	—		3.73	—	—	—	—	39.69	10.38	10.35	2.34	0.95	(2.25)	(0.86)	7,439	—
Year ended May 31, 2015	37.99	(0.37)	(1.66)	—	(h)	(2.03)	—	—	—	—	35.96	(5.34)	(5.32)	2.62	0.95	(2.58)	(0.92)	3,144	—
Year ended May 31, 2014(l)	57.55	(0.45)	(19.12)	0.01		(19.56)	—	—	—	—	37.99	(33.99)	(33.87)	2.28	0.95	(2.27)	(0.94)	7,120	—
UltraShort MSCI Emerging Markets
Year ended May 31, 2018(hh)	58.06	0.10	(15.96)	—		(15.86)	—	—	—	—	42.20	(27.31)	(27.45)	1.18	0.95	(0.01)	0.22	15,352	—
Year ended May 31, 2017(hh)	103.71	(0.40)	(45.25)	—		(45.65)	—	—	—	—	58.06	(44.02)	(44.03)	1.12	0.95	(0.69)	(0.52)	32,161	—
Year ended May 31, 2016(hh)	86.13	(0.91)	18.49	—		17.58	—	—	—	—	103.71	20.41	20.42	1.06	0.95	(0.92)	(0.81)	57,450	—
Year ended May 31, 2015(hh)	92.79	(0.80)	(5.86)	—	(h)	(6.66)	—	—	—	—	86.13	(7.17)	(7.06)	1.20	0.95	(1.15)	(0.90)	36,514	—
Year ended May 31, 2014(hh)	119.15	(1.06)	(25.35)	0.05		(26.36)	—	—	—	—	92.79	(22.11)	(22.29)	1.05	0.95	(1.03)	(0.93)	49,544	—
UltraShort MSCI Japan
Year ended May 31, 2018	34.57	(0.04)	(8.52)	—		(8.56)	—	—	—	—	26.01	(24.78)	(25.42)	1.66	0.95	(0.84)	(0.13)	5,199	—
Year ended May 31, 2017	48.16	(0.27)	(13.32)	—		(13.59)	—	—	—	—	34.57	(28.22)	(27.90)	1.48	0.95	(1.18)	(0.66)	10,369	—
Year ended May 31, 2016	46.92	(0.42)	1.66 (i)	—		1.24	—	—	—	—	48.16	2.64	2.36	1.48	0.95	(1.35)	(0.83)	18,055	—
Year ended May 31, 2015	66.57	(0.55)	(19.11)	0.01		(19.65)	—	—	—	—	46.92	(29.51)	(29.61)	1.76	0.95	(1.74)	(0.93)	9,380	—
Year ended May 31, 2014(n)	89.26	(0.67)	(22.05)	0.03		(22.69)	—	—	—	—	66.57	(25.42)	(24.91)	1.92	0.95	(1.91)	(0.94)	9,980	—

See accompanying notes to the financial statements.

276 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Nasdaq Biotechnology
Year ended May 31, 2018	$29.03	$0.02	$(8.93)	$—	$(8.91)	$—	$—	$—	$—	$20.12	(30.69)%	(30.75)%	1.12%	0.95%	(0.06)%	0.10%	$31,888	—%
Year ended May 31, 2017	36.12	(0.17)	(6.92)	—	(7.09)	—	—	—	—	29.03	(19.64)	(19.61)	1.11	0.95	(0.70)	(0.54)	54,714	—
Year ended May 31, 2016	29.71	(0.29)	6.70	—	6.41	—	—	—	—	36.12	21.55	21.26	1.08	0.95	(0.97)	(0.84)	68,082	—
Year ended May 31, 2015(q)	82.28	(0.41)	(52.16)	—	(52.57)	—	—	—	—	29.71	(63.89)	(63.81)	1.15	0.95	(1.12)	(0.92)	112,465	—
Year ended May 31, 2014(q)	183.06	(0.90)	(99.88)	—	(100.78)	—	—	—	—	82.28	(55.06)	(55.19)	1.45	0.95	(1.45)	(0.95)	60,474	—
UltraShort Oil & Gas
Year ended May 31, 2018	48.40	0.03	(17.40)	—	(17.37)	—	—	—	—	31.03	(35.89)	(35.92)	1.18	0.95	(0.15)	0.08	23,801	—
Year ended May 31, 2017	51.67	(0.23)	(3.04)	—	(3.27)	—	—	—	—	48.40	(6.33)	(6.41)	1.11	0.95	(0.68)	(0.52)	34,708	—
Year ended May 31, 2016	50.95	(0.50)	1.22 (i)	—	0.72	—	—	—	—	51.67	1.41	1.49	1.12	0.95	(0.96)	(0.79)	55,135	—
Year ended May 31, 2015	41.23	(0.43)	10.15	—	9.72	—	—	—	—	50.95	23.57	23.60	1.14	0.95	(1.10)	(0.91)	44,177	—
Year ended May 31, 2014(l)	63.86	(0.50)	(22.13)	—	(22.63)	—	—	—	—	41.23	(35.43)	(35.52)	1.07	0.95	(1.05)	(0.94)	46,060	—
UltraShort QQQ®
Year ended May 31, 2018(ee)	66.84	0.36	(24.17)	—	(23.81)	(0.13)	—	—	(0.13)	42.90	(35.64)	(35.63)	1.02	0.95	0.59	0.66	257,160	—
Year ended May 31, 2017(ee)	115.58	(0.44)	(48.30)	—	(48.74)	—	—	—	—	66.84	(42.17)	(42.27)	1.03	0.95	(0.56)	(0.48)	281,358	—
Year ended May 31, 2016(ee)	134.54	(1.07)	(17.89)	—	(18.96)	—	—	—	—	115.58	(14.09)	(14.04)	1.03	0.95	(0.91)	(0.83)	389,736	—
Year ended May 31, 2015(ee)	212.73	(1.49)	(76.70)	—	(78.19)	—	—	—	—	134.54	(36.75)	(36.82)	1.04	0.95	(1.00)	(0.90)	337,622	—
Year ended May 31, 2014(n)(ee)	364.20	(2.51)	(148.96)	—	(151.47)	—	—	—	—	212.73	(41.59)	(41.51)	1.02	0.95	(0.99)	(0.92)	379,610	—

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 277

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE												RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS					DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Real Estate
Year ended May 31, 2018	$32.86	$0.05	$(2.50)	$—	$(2.45)	$—	$—	$—	$—	$30.41	(7.45)%	(7.63)%	1.18%	0.95%	(0.07)%	0.16%	$21,160	—%
Year ended May 31, 2017	38.46	(0.19)	(5.41)	—	(5.60)	—	—	—	—	32.86	(14.57)	(14.50)	1.19	0.95	(0.78)	(0.53)	34,364	—
Year ended May 31, 2016	50.39	(0.38)	(11.55)	—	(11.93)	—	—	—	—	38.46	(23.67)	(23.68)	1.24	0.95	(1.09)	(0.80)	38,299	—
Year ended May 31, 2015(r)	64.01	(0.49)	(13.13)	—	(13.62)	—	—	—	—	50.39	(21.28)	(21.32)	1.32	0.95	(1.26)	(0.89)	32,645	—
Year ended May 31, 2014(r)	82.53	(0.75)	(17.77)	—	(18.52)	—	—	—	—	64.01	(22.44)	(21.78)	1.11	0.95	(1.10)	(0.94)	45,469	—
UltraShort Russell2000
Year ended May 31, 2018	22.59	0.09	(7.72)	—	(7.63)	(0.03)	—	—	(0.03)	14.93	(33.77)	(33.84)	1.06	0.95	0.36	0.47	88,972	—
Year ended May 31, 2017	35.34	(0.11)	(12.64)	—	(12.75)	—	—	—	—	22.59	(36.10)	(36.12)	1.05	0.95	(0.51)	(0.41)	174,120	—
Year ended May 31, 2016	35.51	(0.32)	0.15	—	(0.17)	—	—	—	—	35.34	(0.48)	(0.62)	1.04	0.95	(0.91)	(0.82)	217,694	—
Year ended May 31, 2015	47.93	(0.38)	(12.04)	—	(12.42)	—	—	—	—	35.51	(25.91)	(25.74)	1.05	0.95	(1.01)	(0.91)	193,873	—
Year ended May 31, 2014(n)	71.75	(0.51)	(23.31)	—	(23.82)	—	—	—	—	47.93	(33.19)	(33.47)	1.04	0.95	(1.01)	(0.93)	276,053	—
UltraShort S&P500®
Year ended May 31, 2018(cc)	51.32	0.28	(12.76)	—	(12.48)	(0.11)	—	—	(0.11)	38.73	(24.31)	(24.33)	0.90	0.90	0.63	0.63	848,104	—
Year ended May 31, 2017(cc)	72.17	(0.27)	(20.58)	—	(20.85)	—	—	—	—	51.32	(28.89)	(29.00)	0.89	0.89	(0.44)	(0.44)	1,418,175	—
Year ended May 31, 2016(cc)	81.21	(0.62)	(8.42)	—	(9.04)	—	—	—	—	72.17	(11.13)	(10.94)	0.90	0.90	(0.76)	(0.76)	2,167,620	—
Year ended May 31, 2015(cc)	106.07	(0.79)	(24.07)	—	(24.86)	—	—	—	—	81.21	(23.44)	(23.58)	0.91	0.91	(0.86)	(0.86)	1,376,227	—
Year ended May 31, 2014(cc)	160.35	(1.14)	(53.14)	—	(54.28)	—	—	—	—	106.07	(33.84)	(33.69)	0.89	0.89	(0.87)	(0.87)	1,625,831	—

See accompanying notes to the financial statements.

278 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Semiconductors
Year ended May 31, 2018(ff)	$30.83	$0.06	$(15.98)		$—	$(15.92)	$—	$—	$—	$—	$14.91	(51.65)%	(51.57)%	2.71%	0.95%	(1.50)%	0.26%	$3,920	—%
Year ended May 31, 2017(ff)	73.48	(0.24)	(42.41)		—	(42.65)	—	—	—	—	30.83	(58.04)	(58.54)	2.33	0.95	(1.90)	(0.52)	4,255	—
Year ended May 31, 2016(ff)	80.73	(0.79)	(6.46	)(i)	—	(7.25)	—	—	—	—	73.48	(8.98)	(7.47)	3.31	0.95	(3.21)	(0.84)	2,792	—
Year ended May 31, 2015(q)(ff)	157.86	(0.95)	(76.18)		—	(77.13)	—	—	—	—	80.73	(48.86)	(49.39)	3.07	0.95	(3.01)	(0.89)	3,067	—
Year ended May 31, 2014(q)(ff)	277.86	(2.17)	(117.83)		—	(120.00)	—	—	—	—	157.86	(43.19)	(42.49)	2.01	0.95	(2.01)	(0.94)	4,024	—
UltraShort SmallCap600
Year ended May 31, 2018	20.59	0.04	(7.47)		—	(7.43)	—	—	—	—	13.16	(36.11)	(35.88)	3.37	0.95	(2.21)	0.22	2,281	—
Year ended May 31, 2017	31.79	(0.14)	(11.06)		—	(11.20)	—	—	—	—	20.59	(35.22)	(34.72)	3.22	0.95	(2.86)	(0.59)	2,540	—
Year ended May 31, 2016	35.85	(0.31)	(3.75)		—	(4.06)	—	—	—	—	31.79	(11.34)	(10.55)	2.89	0.95	(2.78)	(0.83)	3,920	—
Year ended May 31, 2015	47.35	(0.39)	(11.11)		—	(11.50)	—	—	—	—	35.85	(24.27)	(25.22)	2.44	0.95	(2.41)	(0.93)	4,422	—
Year ended May 31, 2014(n)	73.84	(0.51)	(25.98)		—	(26.49)	—	—	—	—	47.35	(35.88)	(35.34)	2.33	0.95	(2.32)	(0.94)	8,206	—
See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 279

ProShares Trust Financial Highlights FOR THE PERIODS INDICATED

	SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
	PER SHARE OPERATING PERFORMANCE													RATIOS/SUPPLEMENTAL DATA
	INVESTMENT OPERATIONS						DISTRIBUTIONS					TOTAL RETURN (c)		RATIOS TO AVERAGE NET ASSETS (f)				SUPPLEMENTAL DATA
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments		Transaction fees (b)	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period	Net asset value (d)	Market value (e)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of period (000)	Portfolio turnover rate (c)(g)
UltraShort Technology
Year ended May 31, 2018	$22.02	$0.03	$(9.36)		$—	$(9.33)	$—	$—	$—	$—	$12.69	(42.37)%	(42.74)%	2.87%	0.95%	(1.71)%	0.21%	$3,212	—%
Year ended May 31, 2017	42.22	(0.19)	(20.01)		—	(20.20)	—	—	—	—	22.02	(47.85)	(47.52)	2.78	0.95	(2.43)	(0.59)	2,270	—
Year ended May 31, 2016	48.28	(0.42)	(5.64)		—	(6.06)	—	—	—	—	42.22	(12.55)	(12.30)	2.22	0.95	(2.12)	(0.85)	4,352	—
Year ended May 31, 2015(p)	72.76	(0.51)	(23.97)		—	(24.48)	—	—	—	—	48.28	(33.64)	(34.12)	2.60	0.95	(2.54)	(0.90)	7,391	—
Year ended May 31, 2014(p)	120.72	(0.92)	(47.04)		—	(47.96)	—	—	—	—	72.76	(39.73)	(38.80)	2.29	0.95	(2.29)	(0.94)	4,772	—
UltraShort Utilities
Year ended May 31, 2018	25.90	(0.04)	(0.04	)(i)	—	(0.08)	—	—	—	—	25.82	(0.32)	0.00 (k)	1.78	0.95	(0.98)	(0.15)	5,487	—
Year ended May 31, 2017	35.17	(0.20)	(9.07)		—	(9.27)	—	—	—	—	25.90	(26.35)	(26.83)	1.72	0.95	(1.39)	(0.62)	7,447	—
Year ended May 31, 2016	50.80	(0.41)	(15.22)		—	(15.63)	—	—	—	—	35.17	(30.77)	(30.06)	2.63	0.95	(2.53)	(0.85)	3,956	—
Year ended May 31, 2015(p)	63.73	(0.49)	(12.44)		—	(12.93)	—	—	—	—	50.80	(20.28)	(21.04)	2.66	0.95	(2.62)	(0.92)	8,255	—
Year ended May 31, 2014(p)	94.72	(0.75)	(30.24)		—	(30.99)	—	—	—	—	63.73	(32.71)	(32.43)	2.84	0.95	(2.83)	(0.95)	6,372	—

See accompanying notes to the financial statements.

280 :: FINANCIAL HIGHLIGHTS PROSHARES TRUST

ProShares Trust Notes to Financial Highlights:

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes transaction fees associated with the issuance and redemption of Creation Units.

(c)  Not annualized for periods less than one year.

(d)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e)  Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE and NASDAQ) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund's closing price on the listing market.

(f)  Annualized for periods less than one year.

(g)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. In-Kind transactions are not included in the portfolio turnover calculations.

(h)  Per share amount is less than $0.005.

(i)  The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(j)  Less than 0.5%.

(k)  Less than 0.005%.

(l)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective June 10, 2013.

(m)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective June 10, 2013.

(n)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 24, 2014.

(o)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 24, 2014.

(p)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective November 6, 2014.

(q)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 6, 2014.

(r)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 20, 2015.

(s)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective May 20, 2015.

(t)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective November 13, 2015.

(u)  Per share amounts have been restated on a retroactive basis to reflect a 1:3 reverse stock split effective November 13, 2015.

(v)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective November 13, 2015.

(w)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective June 24, 2016.

(x)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 25, 2016.

(y)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective July 25, 2016.

(z)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective January 12, 2017.

(aa)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective January 12, 2017.

(bb)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective January 12, 2017.

(cc)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective July 17, 2017.

(dd)  Per share amounts have been restated on a retroactive basis to reflect a 2:1 stock split effective July 17, 2017.

(ee)  Per share amounts have been restated on a retroactive basis to reflect a 1:4 reverse stock split effective May 24, 2018.

(ff)  Per share amounts have been restated on a retroactive basis to reflect a 1:2 reverse stock split effective May 24, 2018.

(gg)  Per share amounts have been restated on a retroactive basis to reflect a 3:1 stock split effective May 24, 2018.

(hh)  Per share amounts have been restated on a retroactive basis to reflect a 1:5 reverse stock split effective May 24, 2018.

See accompanying notes to the financial statements.

PROSHARES TRUST FINANCIAL HIGHLIGHTS :: 281

NOTES TO FINANCIAL STATEMENTS

282 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

1. Organization

ProShares Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust was formed as a Delaware statutory trust on May 29, 2002, has authorized capital of an unlimited number of shares at no par value and is comprised of 115 operational funds. These accompanying Notes to Financial Statements relate to the portfolios of the Trust included in this report (collectively, the "Funds" and individually, a "Fund"). Each Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946 — Financial Services — Investment Companies. Each Fund is a "non-diversified" series of the Trust pursuant to the 1940 Act.

The net asset value per share ("NAV") of each Fund, except as detailed below, is generally determined as of the close of the regular trading session of the exchange on which it is listed (ordinarily 4:00 p.m. Eastern Time) on each business day. The NAV of ProShares Short 20+ Year Treasury, ProShares Short 7-10 Year Treasury, ProShares Ultra 20+ Year Treasury, ProShares Ultra 7-10 Year Treasury, ProShares UltraPro Short 20+ Year Treasury, ProShares UltraShort 20+ Year Treasury and ProShares UltraShort 7-10 Year Treasury is generally determined at 3:00 p.m. (Eastern Time) on each business day.

ProShares Short S&P Regional Banking, ProShares UltraShort Oil & Gas Exploration & Production, ProShares UltraShort MSCI Mexico Capped IMI, ProShares UltraShort 3-7 Year Treasury, ProShares UltraShort TIPS, ProShares Ultra Junior Miners, ProShares Ultra Oil & Gas Exploration & Production, ProShares Ultra S&P Regional Banking and ProShares Ultra MSCI Mexico Capped IMI were liquidated on September 6, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The securities in the portfolio of a Fund that are listed or traded on a stock exchange or the NASDAQ Stock Market, except as otherwise noted, are generally valued at the closing price, if available, or the last sale price on the exchange or system where the security is principally traded, generally using information provided by a third party pricing service, or market quotations. These valuations are typically categorized as Level 1 in the fair value hierarchy described below. If there have been no sales for that day on the exchange or system where the security is principally traded, then fair value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security will be valued in accordance with procedures approved by the Trust's Board of Trustees (the "Board").

Exchange traded funds are generally valued at the closing price, if available, or at the last sale price as described above, and are typically categorized as Level 1 in the fair value hierarchy.

Securities regularly traded in the over-the-counter ("OTC") markets, including securities listed on an exchange but that are primarily traded OTC, other than those traded on the NASDAQ Stock Market, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. U.S. Treasury securities are valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Index futures contracts are generally valued at their last sale price prior to the time at which the NAV of a Fund is determined. Equity and bond futures contracts are generally valued at the official futures settlement price. These valuations are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g. non-exchange traded swap agreements) are generally valued using independent sources and/or agreement with counterparties or other procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy.

When ProShare Advisors LLC (the "Advisor") determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain prices become stale, or an event occurs that materially affects the furnished price), the Advisor may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relevant significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions which are developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds' own assumptions about market participant assumptions which are developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•  Level 1 — Quoted prices in active markets for identical assets.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 283

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities maturing in sixty days or less may be valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value measurements may also require additional disclosure when the volume and level of activity for the asset or liability have significantly decreased, as well as when circumstances indicate that a transaction is not orderly. The Funds disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Level 1, 2 or 3 as of May 31, 2018, based on levels assigned to securities on May 31, 2017.

The following is a summary of the valuations as of May 31, 2018, for each Fund based upon the three levels defined above:

Please refer to the Schedules of Portfolio Investments to view equity and debt securities segregated by industry type.

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Short 20+ Year Treasury	—	$19,457	—	$512,058,386	$170,336,590	$(15,322,228)	$682,394,976	$(15,302,771)
Short 7-10 Year Treasury	—	5,174	—	—	79,252,835	412,383	79,252,835	417,557
Short Basic Materials	—	—	—	—	1,543,003	(13,152)	1,543,003	(13,152)
Short Dow30SM	—	503,960	—	189,297,884	63,820,093	(9,046,124)	253,117,977	(8,542,164)
Short Financials	—	—	—	—	16,915,726	(812,410)	16,915,726	(812,410)
Short FTSE China 50	—	—	—	—	4,978,471	(1,059,475)	4,978,471	(1,059,475)
Short High Yield	—	—	—	—	135,128,856	(13,334,189)	135,128,856	(13,334,189)
Short MidCap400	—	(5,382)	—	—	10,319,786	(1,117,053)	10,319,786	(1,122,435)
Short MSCI EAFE	—	—	—	—	16,992,585	(2,653,489)	16,992,585	(2,653,489)
Short MSCI Emerging Markets	—	—	—	—	145,838,999	(19,228,860)	145,838,999	(19,228,860)
Short Oil & Gas	—	—	—	—	1,479,332	(302,550)	1,479,332	(302,550)
Short QQQ®	—	(369,907)	—	297,894,858	110,439,125	(57,072,026)	408,333,983	(57,441,933)
Short Real Estate	—	—	—	—	9,258,609	(586,709)	9,258,609	(586,709)
Short Russell2000	—	(9,482)	—	233,136,004	78,230,177	(44,764,689)	311,366,181	(44,774,171)
Short S&P500®	—	670,231	—	1,284,158,516	399,640,900	(225,248,134)	1,683,799,416	(224,577,903)
Short SmallCap600	—	—	—	—	3,423,390	(874,666)	3,423,390	(874,666)
Ultra 20+ Year Treasury	—	(2,264)	—	18,492,140	5,955,214	5,406	24,447,354	3,142
Ultra 7-10 Year Treasury	—	(1,504)	—	17,913,439	872,029	(284,488)	18,785,468	(285,992)
Ultra Basic Materials	$52,230,787	—	—	—	8,318,603	(1,929,489)	60,549,390	(1,929,489)
Ultra Consumer Goods	8,772,771	—	—	—	997,118	(561,184)	9,769,889	(561,184)
Ultra Consumer Services	18,389,447	—	—	—	1,843,138	3,052,032	20,232,585	3,052,032
Ultra Dow30SM	309,860,992	331,583	—	—	64,902,685	35,214,294	374,763,677	35,545,877
Ultra Financials	769,484,657	—	—	—	73,921,048	32,373,778	843,405,705	32,373,778
Ultra FTSE China 50	—	—	—	—	26,055,693	747,364	26,055,693	747,364
Ultra FTSE Europe	—	—	—	—	8,106,899	(416,833)	8,106,899	(416,833)
Ultra Gold Miners	6,976,894	—	—	—	428,826	(603,957)	7,405,720	(603,957)
Ultra Health Care	83,660,254	—	$5,760	—	2,557,151	160,193	86,223,165	160,193
Ultra High Yield	2,319,177	—	—	—	326,437	69,820	2,645,614	69,820
Ultra Industrials	22,321,782	—	—	—	845,571	2,309,735	23,167,353	2,309,735
Ultra MidCap400	129,828,324	196,239	—	—	5,602,323	12,012,522	135,430,647	12,208,761
Ultra MSCI Brazil Capped	—	—	—	—	10,325,371	(8,809,621)	10,325,371	(8,809,621)
Ultra MSCI EAFE	—	—	—	—	7,419,329	5,403	7,419,329	5,403
Ultra MSCI Emerging Markets	—	—	—	—	38,895,374	(1,556,759)	38,895,374	(1,556,759)
Ultra MSCI Japan	—	—	—	—	5,548,537	224,734	5,548,537	224,734
Ultra Nasdaq Biotechnology	322,246,666	—	—	—	38,200,595	2,819,178	360,447,261	2,819,178
Ultra Oil & Gas	95,285,968	—	—	—	10,450,681	13,715,470	105,736,649	13,715,470
Ultra QQQ®	1,465,356,839	5,881,582	—	—	58,873,725	219,197,567	1,524,230,564	225,079,149
Ultra Real Estate	109,561,415	—	—	—	14,615,195	3,605,396	124,176,610	3,605,396
Ultra Russell2000	201,607,661	1,406,912	12,524	—	41,981,505	18,464,611	243,601,690	19,871,523

284 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant Observable Inputs				Total
	Common Stocks/ Shares of Beneficial Interest	Futures Contracts*	Rights/ Warrants	U.S. Treasury Obligations	Repurchase Agreements	Swap Agreements*	Investment Securities, including Repurchase Agreements	Other Financial Instruments, including Futures Contracts and Swap Agreements*
Ultra S&P500®	$1,883,830,840	$2,970,675	—	—	$249,535,296	$100,172,346	$2,133,366,136	$103,143,021
Ultra Semiconductors	64,774,808	—	—	—	8,814,166	5,769,455	73,588,974	5,769,455
Ultra SmallCap600	23,019,377	—	—	—	748,625	4,212,524	23,768,002	4,212,524
Ultra Technology	295,595,690	—	—	—	12,644,005	31,948,969	308,239,695	31,948,969
Ultra Telecommunications	2,353,198	—	—	—	320,660	(145,696)	2,673,858	(145,696)
Ultra Utilities	10,847,847	—	—	—	585,123	457,452	11,432,970	457,452
UltraPro Dow30SM	452,307,760	480,204	—	—	80,733,488	13,231,897	533,041,248	13,712,101
UltraPro Financial Select Sector	47,641,075	—	—	—	7,153,055	(1,682,051)	54,794,130	(1,682,051)
UltraPro MidCap400	29,568,982	82,331	—	—	2,528,542	2,450,372	32,097,524	2,532,703
UltraPro Nasdaq Biotechnology	29,095,027	—	—	—	7,047,626	530,140	36,142,653	530,140
UltraPro QQQ®	2,625,261,373	13,318,806	—	—	256,246,054	531,263,796	2,881,507,427	544,582,602
UltraPro Russell2000	99,569,195	231,501	$5,187	—	18,690,494	33,306,505	118,264,876	33,538,006
UltraPro S&P500®	1,158,701,154	1,715,208	—	—	179,688,766	47,366,040	1,338,389,920	49,081,248
UltraPro Short 20+ Year Treasury	—	6,303	—	—	86,303,109	(1,607,984)	86,303,109	(1,601,681)
UltraPro Short Dow30SM	—	295,492	—	$159,428,777	71,605,501	(41,851,471)	231,034,278	(41,555,979)
UltraPro Short Financial Select Sector	—	—	—	—	776,197	(551,981)	776,197	(551,981)
UltraPro Short MidCap400	—	(2,173)	—	—	1,704,809	(93,006)	1,704,809	(95,179)
UltraPro Short Nasdaq Biotechnology	—	—	—	—	2,559,534	(784,048)	2,559,534	(784,048)
UltraPro Short QQQ®	—	(382,859)	—	613,727,325	290,881,093	(287,114,518)	904,608,418	(287,497,377)
UltraPro Short Russell2000	—	(40,311)	—	—	69,410,618	(29,811,305)	69,410,618	(29,851,616)
UltraPro Short S&P500®	—	275,239	—	538,001,379	212,372,696	(246,695,157)	750,374,075	(246,419,918)
UltraShort 20+ Year Treasury	—	115,922	—	1,487,355,648	411,993,239	15,082,113	1,899,348,887	15,198,035
UltraShort 7-10 Year Treasury	—	11,117	—	—	133,125,361	5,814,088	133,125,361	5,825,205
UltraShort Basic Materials	—	—	—	—	3,051,339	(3,192,111)	3,051,339	(3,192,111)
UltraShort Consumer Goods	—	—	—	—	2,277,159	159,474	2,277,159	159,474
UltraShort Consumer Services	—	—	—	—	1,327,346	(448,451)	1,327,346	(448,451)
UltraShort Dow30SM	—	291,843	—	134,501,104	50,428,501	(36,620,007)	184,929,605	(36,328,164)
UltraShort Financials	—	—	—	—	16,472,625	(1,224,952)	16,472,625	(1,224,952)
UltraShort FTSE China 50	—	—	—	—	23,890,301	(13,309,598)	23,890,301	(13,309,598)
UltraShort FTSE Europe	—	—	—	—	16,198,581	(11,340,174)	16,198,581	(11,340,174)
UltraShort Gold Miners	—	—	—	—	1,148,008	8,017	1,148,008	8,017
UltraShort Health Care	—	—	—	—	1,053,159	(231,659)	1,053,159	(231,659)
UltraShort Industrials	—	—	—	—	2,621,825	(30,318)	2,621,825	(30,318)
UltraShort MidCap400	—	(2,165)	—	—	3,854,306	(988,182)	3,854,306	(990,347)
UltraShort MSCI Brazil Capped	—	—	—	—	21,540,425	4,122,951	21,540,425	4,122,951
UltraShort MSCI EAFE	—	—	—	—	2,702,250	10,761	2,702,250	10,761
UltraShort MSCI Emerging Markets	—	—	—	—	14,176,324	(7,074,415)	14,176,324	(7,074,415)
UltraShort MSCI Japan	—	—	—	—	2,854,621	(517,984)	2,854,621	(517,984)
UltraShort Nasdaq Biotechnology	—	—	—	—	31,355,248	(3,108,860)	31,355,248	(3,108,860)
UltraShort Oil & Gas	—	—	—	—	22,342,362	(3,475,392)	22,342,362	(3,475,392)
UltraShort QQQ®	—	(84,638)	—	281,947,171	109,023,275	(112,664,131)	390,970,446	(112,748,769)
UltraShort Real Estate	—	—	—	—	19,665,804	(1,998,187)	19,665,804	(1,998,187)
UltraShort Russell2000	—	1,232	—	—	86,227,754	(34,038,621)	86,227,754	(34,037,389)
UltraShort S&P500®	—	398,642	—	927,527,464	312,981,012	(332,151,301)	1,240,508,476	(331,752,659)
UltraShort Semiconductors	—	—	—	—	4,322,286	(1,113,138)	4,322,286	(1,113,138)
UltraShort SmallCap600	—	—	—	—	2,474,558	(735,494)	2,474,558	(735,494)
UltraShort Technology	—	—	—	—	3,361,041	(934,350)	3,361,041	(934,350)
UltraShort Utilities	—	—	—	—	2,901,600	846,594	2,901,600	846,594

*  These investments are recorded in the financial statements at the unrealized gain or loss on the investment.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 285

Foreign Currency Translation

Each Fund's accounting records are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars as of the close of London world markets. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements. Repurchase agreements are primarily used by the Funds as short-term investments for cash positions. Under a repurchase agreement, a Fund purchases one or more debt securities and simultaneously agrees to sell those securities back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major global financial institutions whose creditworthiness is continuously monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement is required to be at least equal to the repurchase price, including any accrued interest income earned on the repurchase agreement. The Funds may invest in repurchase agreements jointly; in such cases, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund's custodian. A repurchase agreement is subject to the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a Fund may lose money because it may not be able to sell the securities at the agreed upon time and price, the securities may lose value before they can be sold, the selling institution may declare bankruptcy or the Fund may have difficulty exercising rights to the collateral. During periods of high demand for repurchase agreements, the Funds may be unable to invest available cash in these instruments to the extent desired by the Advisor.

On May 31, 2018, the Funds had undivided interest in joint repurchase agreements with the following counterparties, for the time periods and rates indicated. Amounts shown in the table below represent Principal Amount, Cost and Value for each respective repurchase agreement.

Fund Name	BNP Paribas Securities Corp., 1.50%, dated 5/31/2018 due 6/1/2018 (1)	BNP Paribas Securities Corp., 1.65%, dated 5/31/2018 due 6/1/2018 (2)	BNP Paribas Securities Corp., 1.78%, dated 5/31/2018 due 6/1/2018 (3)	Credit Suisse Securities (USA) LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (4)	ING Financial Markets LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (5)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.78%, dated 5/31/2018 due 6/1/2018 (6)	Total
Short 20+ Year Treasury	$11,049,325	$7,366,217	$57,088,179	$1,834,385	$68,137,503	$24,860,981	$170,336,590
Short 7-10 Year Treasury	5,140,941	3,427,294	26,561,528	853,488	31,702,468	11,567,116	79,252,835
Short Basic Materials	100,091	66,727	517,136	16,617	617,227	225,205	1,543,003
Short Dow30SM	4,139,856	2,759,903	21,389,256	687,290	25,529,112	9,314,676	63,820,093
Short Financials	1,097,282	731,522	5,669,293	182,168	6,766,576	2,468,885	16,915,726
Short FTSE China 50	322,941	215,295	1,668,531	53,614	1,991,472	726,618	4,978,471
Short High Yield	8,765,484	5,843,656	45,288,334	1,455,226	54,053,817	19,722,339	135,128,856
Short MidCap400	669,420	446,280	3,458,668	111,136	4,128,088	1,506,194	10,319,786
Short MSCI EAFE	1,102,268	734,845	5,695,053	182,996	6,797,320	2,480,103	16,992,585
Short MSCI Emerging Markets	9,460,225	6,306,817	48,877,830	1,570,565	58,338,055	21,285,507	145,838,999
Short Oil & Gas	95,961	63,974	495,796	15,931	591,758	215,912	1,479,332
Short QQQ®	7,163,920	4,775,947	37,013,589	1,189,339	44,177,509	16,118,821	110,439,125
Short Real Estate	600,584	400,389	3,103,016	99,708	3,703,599	1,351,313	9,258,609
Short Russell2000	5,074,602	3,383,069	26,218,785	842,475	31,293,388	11,417,858	78,230,177
Short S&P500®	25,923,744	17,282,496	133,939,344	4,303,804	159,863,088	58,328,424	399,640,900
Short SmallCap600	222,066	148,045	1,147,347	36,867	1,369,414	499,651	3,423,390
Ultra 20+ Year Treasury	386,300	257,534	1,995,885	64,133	2,382,186	869,176	5,955,214
Ultra 7-10 Year Treasury	56,566	37,711	292,260	9,391	348,826	127,275	872,029
Ultra Basic Materials	539,608	359,738	2,787,973	89,584	3,327,581	1,214,119	8,318,603
Ultra Consumer Goods	64,682	43,120	334,183	10,738	398,864	145,531	997,118
Ultra Consumer Services	119,560	79,707	617,726	19,849	737,286	269,010	1,843,138
Ultra Dow30SM	4,210,081	2,806,720	21,752,086	698,948	25,962,167	9,472,683	64,902,685
Ultra Financials	4,795,081	3,196,720	24,774,583	796,069	29,569,664	10,788,931	73,921,048

286 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund Name	BNP Paribas Securities Corp., 1.50%, dated 5/31/2018 due 6/1/2018 (1)	BNP Paribas Securities Corp., 1.65%, dated 5/31/2018 due 6/1/2018 (2)	BNP Paribas Securities Corp., 1.78%, dated 5/31/2018 due 6/1/2018 (3)	Credit Suisse Securities (USA) LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (4)	ING Financial Markets LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (5)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.78%, dated 5/31/2018 due 6/1/2018 (6)	Total
Ultra FTSE China 50	$1,690,170	$1,126,780	$8,732,546	$280,598	$10,422,716	$3,802,883	$26,055,693
Ultra FTSE Europe	525,875	350,583	2,717,021	87,305	3,242,896	1,183,219	8,106,899
Ultra Gold Miners	27,817	18,545	143,721	4,618	171,537	62,588	428,826
Ultra Health Care	165,876	110,584	857,027	27,538	1,022,904	373,222	2,557,151
Ultra High Yield	21,175	14,118	109,405	3,515	130,580	47,644	326,437
Ultra Industrials	54,850	36,567	283,392	9,107	338,242	123,413	845,571
Ultra MidCap400	363,409	242,273	1,877,614	60,333	2,241,023	817,671	5,602,323
Ultra MSCI Brazil Capped	669,782	446,522	3,460,540	111,196	4,130,322	1,507,009	10,325,371
Ultra MSCI EAFE	481,274	320,849	2,486,582	79,900	2,967,857	1,082,867	7,419,329
Ultra MSCI Emerging Markets	2,523,049	1,682,033	13,035,755	418,871	15,558,805	5,676,861	38,895,374
Ultra MSCI Japan	359,920	239,947	1,859,588	59,753	2,219,508	809,821	5,548,537
Ultra Nasdaq Biotechnology	2,477,981	1,651,987	12,802,900	411,389	15,280,881	5,575,457	38,200,595
Ultra Oil & Gas	677,911	451,940	3,502,538	112,545	4,180,448	1,525,299	10,450,681
Ultra QQQ®	3,818,997	2,545,999	19,731,484	634,021	23,550,481	8,592,743	58,873,725
Ultra Real Estate	948,053	632,035	4,898,271	157,394	5,846,324	2,133,118	14,615,195
Ultra Russell2000	2,723,239	1,815,493	14,070,070	452,106	16,793,309	6,127,288	41,981,505
Ultra S&P500®	16,186,755	10,791,169	83,631,565	2,687,289	99,818,320	36,420,198	249,535,296
Ultra Semiconductors	571,754	381,169	2,954,061	94,921	3,525,815	1,286,446	8,814,166
Ultra SmallCap600	48,562	32,374	250,901	8,062	299,463	109,263	748,625
Ultra Technology	820,185	546,791	4,237,629	136,166	5,057,815	1,845,419	12,644,005
Ultra Telecommunications	20,800	13,867	107,469	3,453	128,271	46,800	320,660
Ultra Utilities	37,955	25,304	196,104	6,301	234,059	85,400	585,123
UltraPro Dow30SM	5,236,987	3,491,325	27,057,767	869,433	32,294,755	11,783,221	80,733,488
UltraPro Financial Select Sector	464,001	309,334	2,397,341	77,033	2,861,343	1,044,003	7,153,055
UltraPro MidCap400	164,020	109,347	847,439	27,230	1,011,460	369,046	2,528,542
UltraPro Nasdaq Biotechnology	457,163	304,775	2,362,006	75,897	2,819,169	1,028,616	7,047,626
UltraPro QQQ®	16,622,065	11,081,377	85,880,671	2,759,559	102,502,736	37,399,646	256,246,054
UltraPro Russell2000	1,212,407	808,272	6,264,105	201,281	7,476,512	2,727,917	18,690,494
UltraPro S&P500®	11,655,978	7,770,652	60,222,553	1,935,100	71,878,532	26,225,951	179,688,766
UltraPro Short 20+ Year Treasury	5,598,275	3,732,183	28,924,423	929,413	34,522,696	12,596,119	86,303,109
UltraPro Short Dow30SM	4,644,877	3,096,584	23,998,529	771,132	28,643,406	10,450,973	71,605,501
UltraPro Short Financial Select Sector	50,350	33,566	260,142	8,359	310,492	113,288	776,197
UltraPro Short MidCap400	110,587	73,725	571,366	18,359	681,952	248,820	1,704,809
UltraPro Short Nasdaq Biotechnology	166,031	110,687	857,826	27,564	1,023,857	373,569	2,559,534
UltraPro Short QQQ®	18,868,757	12,579,171	97,488,578	3,132,550	116,357,334	42,454,703	290,881,093
UltraPro Short Russell2000	4,502,500	3,001,667	23,262,916	747,495	27,765,415	10,130,625	69,410,618
UltraPro Short S&P500®	13,776,106	9,184,071	71,176,548	2,287,078	84,952,654	30,996,239	212,372,696
UltraShort 20+ Year Treasury	26,725,011	17,816,674	138,079,221	4,436,828	164,804,231	60,131,274	411,993,239
UltraShort 7-10 Year Treasury	8,635,522	5,757,015	44,616,864	1,433,650	53,252,386	19,429,924	133,125,361
UltraShort Basic Materials	197,933	131,955	1,022,654	32,860	1,220,588	445,349	3,051,339
UltraShort Consumer Goods	147,714	98,476	763,188	24,523	910,902	332,356	2,277,159
UltraShort Consumer Services	86,102	57,401	444,859	14,294	530,961	193,729	1,327,346
UltraShort Dow30SM	3,271,176	2,180,784	16,901,074	543,073	20,172,249	7,360,145	50,428,501
UltraShort Financials	1,068,540	712,360	5,520,786	177,397	6,589,328	2,404,214	16,472,625
UltraShort FTSE China 50	1,549,706	1,033,138	8,006,816	257,280	9,556,522	3,486,839	23,890,301
UltraShort FTSE Europe	1,050,763	700,509	5,428,942	174,445	6,479,705	2,364,217	16,198,581
UltraShort Gold Miners	74,469	49,646	384,754	12,363	459,222	167,554	1,148,008
UltraShort Health Care	68,316	45,544	352,965	11,342	421,281	153,711	1,053,159
UltraShort Industrials	170,071	113,381	878,703	28,235	1,048,774	382,661	2,621,825
UltraShort MidCap400	250,020	166,679	1,291,768	41,508	1,541,787	562,544	3,854,306

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 287

Fund Name	BNP Paribas Securities Corp., 1.50%, dated 5/31/2018 due 6/1/2018 (1)	BNP Paribas Securities Corp., 1.65%, dated 5/31/2018 due 6/1/2018 (2)	BNP Paribas Securities Corp., 1.78%, dated 5/31/2018 due 6/1/2018 (3)	Credit Suisse Securities (USA) LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (4)	ING Financial Markets LLC, 1.78%, dated 5/31/2018 due 6/1/2018 (5)	Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.78%, dated 5/31/2018 due 6/1/2018 (6)	Total
UltraShort MSCI Brazil Capped	$1,397,276	$931,517	$7,219,257	$231,973	$8,616,532	$3,143,870	$21,540,425
UltraShort MSCI EAFE	175,288	116,859	905,657	29,101	1,080,946	394,399	2,702,250
UltraShort MSCI Emerging Markets	919,584	613,056	4,751,185	152,667	5,670,768	2,069,064	14,176,324
UltraShort MSCI Japan	185,172	123,448	956,724	30,742	1,141,897	416,638	2,854,621
UltraShort Nasdaq Biotechnology	2,033,940	1,355,960	10,508,687	337,670	12,542,627	4,576,364	31,355,248
UltraShort Oil & Gas	1,449,295	966,197	7,488,026	240,609	8,937,321	3,260,914	22,342,362
UltraShort QQQ®	7,072,079	4,714,718	36,539,067	1,174,091	43,611,145	15,912,175	109,023,275
UltraShort Real Estate	1,275,673	850,449	6,590,979	211,784	7,866,653	2,870,266	19,665,804
UltraShort Russell2000	5,593,386	3,728,925	28,899,166	928,602	34,492,554	12,585,121	86,227,754
UltraShort S&P500®	20,302,326	13,534,884	104,895,349	3,370,547	125,197,674	45,680,232	312,981,012
UltraShort Semiconductors	280,376	186,918	1,448,611	46,547	1,728,987	630,847	4,322,286
UltraShort SmallCap600	160,519	107,012	829,346	26,649	989,865	361,167	2,474,558
UltraShort Technology	218,023	145,348	1,126,450	36,196	1,344,473	490,551	3,361,041
UltraShort Utilities	188,219	125,480	972,469	31,248	1,160,689	423,495	2,901,600
	$294,392,580	$196,261,724	$1,521,028,341	$48,874,409	$1,815,420,924	$662,383,313	$4,538,361,291

Each Repurchase Agreement was fully collateralized by U.S. government and/or agency securities at May 31, 2018 as follows:

(1)  U.S. Treasury Notes, 0.75% to 2.88%, due 7/15/2019 to 5/31/2025, which had an aggregate value at the Trust level of $306,000,000.

(2)  U.S. Treasury Notes, 1.63% to 3.38%, due 3/31/2019 to 5/31/2020, which had an aggregate value at the Trust level of $204,000,025.

(3)  U.S. Treasury Bills, 0%, due 7/19/2018 to 10/18/2018; U.S. Treasury Bonds, 0% to 6.88%, due 11/15/2024 to 11/15/2047; U.S. Treasury Notes, 0.13% to 3.63%, due 6/30/2018 to 7/15/2025, which had an aggregate value at the Trust level of $1,581,000,025.

(4)  U.S. Treasury Bonds, 0.63% to 3.38%, due 1/15/2029 to 2/15/2048, which had an aggregate value at the Trust level of $50,805,848.

(5)  Federal Home Loan Bank, 1.13%, due 6/21/2019; Federal Home Loan Mortgage Corp., 1.13% to 3.75%, due 3/27/2019 to 1/13/2022; Federal National Mortgage Association, 1.00% to 2.13%, due 7/20/2018 to 9/24/2026; U.S. Treasury Notes, 2.25% to 2.75%, due 5/31/2023 to 8/15/2027, which had an aggregate value at the Trust level of $1,887,000,350.

(6)  U.S. Treasury Bonds, 2.50% to 3.00%, due 1/15/2029 to 2/15/2048; U.S. Treasury Notes, 1.38% to 2.13%, due 9/30/2019 to 12/31/2022, which had an aggregate value at the Trust level of $688,500,164.

Equity Securities

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to equity securities, including shares of foreign or U.S. common stock, Real Estate Investment Trusts, Depositary Receipts, and shares of other Investment Companies, including other exchange traded funds ("ETFs").

Real Estate Investment Trusts ("REITs")

REITs report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be dividend income, realized gain or return of capital. These estimates are adjusted when the actual source of distributions is disclosed by the REITs.

Debt Instruments

Certain Funds may invest in or seek leveraged, inverse, or inverse leveraged exposure to debt instruments, including U.S. government securities. Additionally, certain Funds may invest in or seek leveraged or inverse exposure to lower rated and unrated corporate debt securities, primarily high yield bonds, that are rated below "investment grade" by Moody's, Standard and Poor's and/or Fitch, Inc.

Accounting for Derivatives Instruments

In seeking to achieve the investment objectives of Funds, the Advisor uses a passive or mathematical approach to investing. Using this approach, the Advisor determines the type, quantity and mix of investment positions, including derivative positions, that a Fund should hold to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, as appropriate, based upon each Fund's investment objective.

In connection with its management of certain series of the Trust included in this report (ProShares UltraPro Dow30SM, ProShares UltraPro Financial Select Sector, ProShares UltraPro MidCap400, ProShares UltraPro Nasdaq Biotechnology, ProShares UltraPro QQQ®, ProShares UltraPro Russell2000, ProShares UltraPro S&P500®, ProShares UltraPro Short NASDAQ Biotechnology, ProShares UltraPro Short QQQ®, ProShares UltraPro Short S&P500®, ProShares UltraShort Basic Materials, ProShares UltraShort Dow30SM, ProShares UltraShort Financials, ProShares UltraShort MidCap400, ProShares UltraShort QQQ®, ProShares UltraShort S&P500®, ProShares UltraShort SmallCap600 and ProShares UltraShort Utilities (the "Commodity Pools")), the Advisor has registered as a commodity pool operator (a "CPO") and the Commodity Pools are commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA, and must

288 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the National Futures Association ("NFA"), including investor protection requirements, antifraud provisions, disclosure requirements and reporting and record keeping requirements. The Advisor is also subject to periodic inspections and audits by the CFTC and NFA. Compliance with these regulatory requirements could adversely affect the Commodity Pools' total return. In this regard, any further amendment to the CEA or its related regulations that subject the Advisor or the Commodity Pools to additional regulation may have adverse impacts on the Commodity Pools' operations and expenses.

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. Certain Funds utilized a varying level of derivative instruments in conjunction with investment securities in seeking to meet their investment objective during the period. While the volume of open positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the appropriate exposure to meet its investment objective, with the exception of the Funds listed below, the volume of these open positions relative to the net assets of each respective Fund at the date of this report is generally representative of open positions throughout the reporting period.

Average quarterly exposure to derivatives (notional amounts in comparison to net assets)
Ultra Basic Materials	124%
Ultra Consumer Goods	122%
Ultra Gold Miners	139%
Ultra Health Care	119%
Ultra Oil & Gas	114%
UltraPro Dow30SM	243%
UltraPro Financial Select Sector	227%
UltraPro MidCap400	235%
UltraPro QQQ®	236%
UltraPro S&P500®	240%

For financial reporting purposes, the Trust can offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements in the Statement of Assets and Liabilities. Funds holding non-exchange traded swap agreements present the gross amounts of these assets and liabilities on their Schedule of Portfolio Investments. Information concerning the value of and amounts due under Repurchase Agreement transactions may be found on each Fund's Schedule of Portfolio Investments. Information concerning the counterparties to each Repurchase Agreement and levels of collateralization may be found above, under the caption "Repurchase Agreements."

Following is a description of how and why the Funds use derivative instruments, the types of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type.

Futures Contracts

Each Fund may purchase or sell futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physical-settlement futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.

The Funds generally engage in closing or offsetting transactions before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases, the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying security or index. The extent of the Fund's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited and investors may lose the amount that they invest plus any profits recognized on their investment. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 10% of the contract amount for equity, index futures and in the range of approximately 1% to 3% of the contract amount for bond futures (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 289

futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Forward Currency Contracts

Each Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating them to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Funds engage in offsetting transactions, the Funds will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap Agreements

Each Fund may enter into swap agreements to gain exposure to an underlying asset without actually purchasing such asset (or shorting such asset), or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on a particular pre-determined investment or instrument. The gross return to be exchanged or "swapped" between the parties is calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested in a "basket" of securities or an ETF representing a particular index or group of securities. Most swap agreements entered into by a Fund calculate and settle the obligations of the parties to the agreement on a "net basis" with a single payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). When investing in swap agreements, the Funds may hold or gain exposure to only a representative sample of the securities in an index, or to a component of the index.

On a typical long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular underlying assets (e.g., an ETF, or securities comprising a benchmark), plus any dividends or interest that would have been received on those assets. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such assets plus, in certain circumstances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long swap agreement should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Some Funds may also enter into swap agreements that provide the opposite return of their benchmark or a security. Their operations are similar to those of the swaps disclosed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

A Fund's current obligations under most swap agreements (total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash and/or securities determined to be liquid, but typically no payments will be made until the settlement date.

A Fund will not enter into non-exchange traded swap agreements unless the Advisor believes that the counterparty to the transaction is creditworthy. The counterparty to a non-exchange traded swap agreement will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor.

290 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

In the normal course of business, a Fund enters into International Swaps and Derivatives Association ("ISDA") agreements with certain counterparties for derivative transactions. These agreements contain, among other conditions, events of default and termination events, and various covenants and representations. Certain of the Fund's ISDA agreements contain provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Fund will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds, although the Funds may not always be successful. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties or clearing organizations to perform. A Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index, or it may solely use swaps on an ETF to achieve its desired exposure. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under supervision from the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swap agreements.

All of the outstanding swap agreements held by the Funds on May 31, 2018 contractually terminate within 32 months but may be terminated without penalty by either party daily. Upon termination, the Fund is entitled to receive or pay the "unrealized appreciation or depreciation" amount existing at the date of termination.

The Financial Accounting Standards Board, pursuant to Accounting Standards Codification 815-10 ("ASC 815-10"), requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments affect the Statements of Assets and Liabilities as well as the affect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. ASC 815-10 provides examples of risk exposure, including interest rate, foreign exchange, equity and credit.

As the Funds' investment objective is to approximate, on a daily basis, the corresponding performance, inverse, multiple, or inverse multiple of the performance of its index, the derivatives utilized are aligned to the same primary risk. The primary risk exposure for those Funds benchmarked to an equity index is equity risk, for Funds benchmarked to a fixed-income index the primary risk is interest rate risk.

The following tables indicate the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period.

Fair Value of Derivative Instruments as of May 31, 2018

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short 20+ Year Treasury	$5,167,133		Short 20+ Year Treasury	$20,469,904
		Short 7-10 Year Treasury	559,134		Short 7-10 Year Treasury	141,577
		Short Basic Materials	19,486		Short Basic Materials	32,638
		Short Dow30SM	4,549,777		Short Dow30SM	13,091,941
		Short Financials	—		Short Financials	812,410

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 291

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Short FTSE China 50	—		Short FTSE China 50	$1,059,475
		Short High Yield	—		Short High Yield	13,334,189
		Short MidCap400	—		Short MidCap400	1,122,435
		Short MSCI EAFE	$19,944		Short MSCI EAFE	2,673,433
		Short MSCI Emerging Markets	249,656		Short MSCI Emerging Markets	19,478,516
		Short Oil & Gas	—		Short Oil & Gas	302,550
		Short QQQ®	—		Short QQQ®	57,441,933
		Short Real Estate	224,305		Short Real Estate	811,014
		Short Russell2000	—		Short Russell2000	44,774,171
		Short S&P500®	1,326,582		Short S&P500®	225,904,485
		Short SmallCap600	—		Short SmallCap600	874,666
		Ultra 20+ Year Treasury	864,628		Ultra 20+ Year Treasury	861,486
		Ultra 7-10 Year Treasury	—		Ultra 7-10 Year Treasury	285,992
		Ultra Basic Materials	1,500,383		Ultra Basic Materials	3,429,872
		Ultra Consumer Goods	—		Ultra Consumer Goods	561,184
		Ultra Consumer Services	3,247,130		Ultra Consumer Services	195,098
		Ultra Dow30SM	36,075,430		Ultra Dow30SM	529,553
		Ultra Financials	32,373,778		Ultra Financials	—
		Ultra FTSE China 50	3,873,192		Ultra FTSE China 50	3,125,828
		Ultra FTSE Europe	—		Ultra FTSE Europe	416,833
		Ultra Gold Miners	—		Ultra Gold Miners	603,957
		Ultra Health Care	2,720,713		Ultra Health Care	2,560,520
		Ultra High Yield	69,820		Ultra High Yield	—
		Ultra Industrials	2,769,237		Ultra Industrials	459,502
		Ultra MidCap400	12,208,761		Ultra MidCap400	—
		Ultra MSCI Brazil Capped	—		Ultra MSCI Brazil Capped	8,809,621
		Ultra MSCI EAFE	842,248		Ultra MSCI EAFE	836,845
		Ultra MSCI Emerging Markets	2,481,224		Ultra MSCI Emerging Markets	4,037,983
		Ultra MSCI Japan	786,481		Ultra MSCI Japan	561,747
		Ultra Nasdaq Biotechnology	12,361,307		Ultra Nasdaq Biotechnology	9,542,129
		Ultra Oil & Gas	13,948,914		Ultra Oil & Gas	233,444
		Ultra QQQ®	236,637,996		Ultra QQQ®	11,558,847
		Ultra Real Estate	13,021,109		Ultra Real Estate	9,415,713
		Ultra Russell2000	19,871,523		Ultra Russell2000	—
		Ultra S&P500®	103,623,343		Ultra S&P500®	480,322
		Ultra Semiconductors	8,667,064		Ultra Semiconductors	2,897,609
		Ultra SmallCap600	4,266,436		Ultra SmallCap600	53,912

292 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		Ultra Technology	$32,220,656		Ultra Technology	$271,687
		Ultra Telecommunications	45,302		Ultra Telecommunications	190,998
		Ultra Utilities	529,475		Ultra Utilities	72,023
		UltraPro Dow30SM	38,712,151		UltraPro Dow30SM	25,000,050
		UltraPro Financial Select Sector	2,432,423		UltraPro Financial Select Sector	4,114,474
		UltraPro MidCap400	3,320,194		UltraPro MidCap400	787,491
		UltraPro Nasdaq Biotechnology	2,249,312		UltraPro Nasdaq Biotechnology	1,719,172
		UltraPro QQQ®	572,352,469		UltraPro QQQ®	27,769,867
		UltraPro Russell2000	34,914,229		UltraPro Russell2000	1,376,223
		UltraPro S&P500®	84,186,401		UltraPro S&P500®	35,105,153
		UltraPro Short 20+ Year Treasury	5,705,654		UltraPro Short 20+ Year Treasury	7,307,335
		UltraPro Short Dow30SM	3,477,928		UltraPro Short Dow30SM	45,033,907
		UltraPro Short Financial Select Sector	—		UltraPro Short Financial Select Sector	551,981
		UltraPro Short MidCap400	72,984		UltraPro Short MidCap400	168,163
		UltraPro Short Nasdaq Biotechnology	58,443		UltraPro Short Nasdaq Biotechnology	842,491
		UltraPro Short QQQ®	534,909		UltraPro Short QQQ®	288,032,286
		UltraPro Short Russell2000	—		UltraPro Short Russell2000	29,851,616
		UltraPro Short S&P500®	1,702,500		UltraPro Short S&P500®	248,122,418
		UltraShort 20+ Year Treasury	67,622,735		UltraShort 20+ Year Treasury	52,424,700
		UltraShort 7-10 Year Treasury	6,272,227		UltraShort 7-10 Year Treasury	447,022
		UltraShort Basic Materials	—		UltraShort Basic Materials	3,192,111
		UltraShort Consumer Goods	197,675		UltraShort Consumer Goods	38,201
		UltraShort Consumer Services	—		UltraShort Consumer Services	448,451
		UltraShort Dow30SM	4,604,719		UltraShort Dow30SM	40,932,883
		UltraShort Financials	764,432		UltraShort Financials	1,989,384
		UltraShort FTSE China 50	—		UltraShort FTSE China 50	13,309,598
		UltraShort FTSE Europe	—		UltraShort FTSE Europe	11,340,174
		UltraShort Gold Miners	93,993		UltraShort Gold Miners	85,976
		UltraShort Health Care	18		UltraShort Health Care	231,677
		UltraShort Industrials	136,818		UltraShort Industrials	167,136
		UltraShort MidCap400	—		UltraShort MidCap400	990,347
		UltraShort MSCI Brazil Capped	4,617,048		UltraShort MSCI Brazil Capped	494,097
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 293

Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets and Liabilities Location	Fund	Unrealized Appreciation*	Statements of Assets and Liabilities Location	Fund	Unrealized Depreciation*
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Assets: Unrealized appreciation on non-exchange traded swap agreements			Net assets consist of: Net unrealized appreciation (depreciation) on: Futures contracts; Liabilities: Unrealized depreciation on non-exchange traded swap agreements
		UltraShort MSCI EAFE	$22,975		UltraShort MSCI EAFE	$12,214
		UltraShort MSCI Emerging Markets	—		UltraShort MSCI Emerging Markets	7,074,415
		UltraShort MSCI Japan	—		UltraShort MSCI Japan	517,984
		UltraShort Nasdaq Biotechnology	96,464		UltraShort Nasdaq Biotechnology	3,205,324
		UltraShort Oil & Gas	1,452,243		UltraShort Oil & Gas	4,927,635
		UltraShort QQQ®	186,184		UltraShort QQQ®	112,934,953
		UltraShort Real Estate	712,528		UltraShort Real Estate	2,710,715
		UltraShort Russell2000	1,232		UltraShort Russell2000	34,038,621
		UltraShort S&P500®	2,587,910		UltraShort S&P500®	334,340,569
		UltraShort Semiconductors	—		UltraShort Semiconductors	1,113,138
		UltraShort SmallCap600	—		UltraShort SmallCap600	735,494
		UltraShort Technology	—		UltraShort Technology	934,350
		UltraShort Utilities	856,272		UltraShort Utilities	9,678

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. For these securities, only the variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statements of Operations for the Year Ended May 31, 2018

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on: Futures contracts and Non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	Short 20+ Year Treasury	$11,703,799	$(14,550,983)
		Short 7-10 Year Treasury	451,240	722,669
		Short Basic Materials	(1,190,763)	900,118
		Short Dow30SM	(87,595,415)	42,282,758
		Short Financials	(12,459,916)	8,481,058
		Short FTSE China 50	(759,369)	(488,298)
		Short High Yield	(30,845,180)	27,630,605
		Short MidCap400	(6,030,313)	4,179,619
		Short MSCI EAFE	(17,008,951)	14,886,057

294 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on: Futures contracts and Non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	Short MSCI Emerging Markets	$(12,487,331)	$(7,627,079)
		Short Oil & Gas	(1,519,955)	959,863
		Short QQQ®	(69,515,976)	(3,502,309)
		Short Real Estate	(2,784,992)	2,373,373
		Short Russell2000	(93,479,380)	30,316,798
		Short S&P500®	(278,333,395)	43,543,565
		Short SmallCap600	(3,577,035)	1,745,650
		Ultra 20+ Year Treasury	(2,089,503)	1,448,807
		Ultra 7-10 Year Treasury	(1,652,121)	(1,502,714)
		Ultra Basic Materials	23,910,052	(16,000,632)
		Ultra Consumer Goods	2,514,102	(3,692,006)
		Ultra Consumer Services	5,123,451	(2,705,100)
		Ultra Dow30SM	71,582,672	(8,358,255)
		Ultra Financials	182,219,870	(56,617,901)
		Ultra FTSE China 50	17,280,182	(3,422,197)
		Ultra FTSE Europe	4,470,909	(3,333,528)
		Ultra Gold Miners	(2,660,570)	2,380,661
		Ultra Health Care	28,349,322	(19,140,494)
		Ultra High Yield	241,135	(207,418)
		Ultra Industrials	6,159,582	(2,980,192)
		Ultra MidCap400	26,215,205	(7,217,259)
		Ultra MSCI Brazil Capped	2,365,383	(6,266,807)
		Ultra MSCI EAFE	4,354,164	(2,919,802)
		Ultra MSCI Emerging Markets	8,400,447	(4,909,354)
		Ultra MSCI Japan	3,880,816	(1,438,623)
		Ultra Nasdaq Biotechnology	(6,466,810)	50,777,347
		Ultra Oil & Gas	7,409,103	17,943,779
		Ultra QQQ®	329,130,054	(42,484,034)
		Ultra Real Estate	43,533,635	(41,237,899)
		Ultra Russell2000	40,793,990	(2,039,997)
		Ultra S&P500®	533,939,484	(263,214,921)
		Ultra Semiconductors	18,941,407	(3,606,566)
		Ultra SmallCap600	8,645,309	(2,750,529)
		Ultra Technology	97,646,739	(29,695,692)
		Ultra Telecommunications	54,488	(811,206)
		Ultra Utilities	801,979	(2,103,944)
		UltraPro Dow30SM	151,152,255	(87,002,869)
		UltraPro Financial Select Sector	11,323,094	(6,245,296)
		UltraPro MidCap400	24,908,073	(15,310,097)
		UltraPro Nasdaq Biotechnology	1,531,500	7,831,080
		UltraPro QQQ®	1,234,048,413	(355,977,296)
		UltraPro Russell2000	55,197,068	(6,614,854)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 295

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
Equity and Bond index futures contracts/ Non-exchange traded swap agreements	Net realized gain (loss) on: Futures contracts and Non-exchange traded swap agreements; Change in net unrealized appreciation (depreciation) on: Futures contracts and Non-exchange traded swap agreements	UltraPro S&P500®	$709,498,286	$(462,780,893)
		UltraPro Short 20+ Year Treasury	(2,216,846)	(1,315,757)
		UltraPro Short Dow30SM	(148,307,452)	50,228,290
		UltraPro Short Financial Select Sector	(1,628,543)	554,561
		UltraPro Short MidCap400	(2,960,392)	1,812,917
		UltraPro Short Nasdaq Biotechnology	(2,014,859)	(1,372,872)
		UltraPro Short QQQ®	(401,403,701)	47,872,091
		UltraPro Short Russell2000	(72,890,673)	23,257,847
		UltraPro Short S&P500®	(301,125,786)	32,623,806
		UltraShort 20+ Year Treasury	(153,649,060)	165,516,944
		UltraShort 7-10 Year Treasury	6,172,334	2,101,508
		UltraShort Basic Materials	(1,402,561)	(973,454)
		UltraShort Consumer Goods	(698,103)	921,070
		UltraShort Consumer Services	(664,974)	228,689
		UltraShort Dow30SM	(117,551,372)	44,479,377
		UltraShort Financials	(40,487,659)	26,092,008
		UltraShort FTSE China 50	(11,376,968)	(4,854,118)
		UltraShort FTSE Europe	(7,619,151)	3,158,305
		UltraShort Gold Miners	(1,489,642)	1,229,292
		UltraShort Health Care	232,069	(521,189)
		UltraShort Industrials	(2,510,366)	1,697,707
		UltraShort MidCap400	(4,572,056)	3,295,934
		UltraShort MSCI Brazil Capped	(28,915,602)	25,671,057
		UltraShort MSCI EAFE	(1,761,492)	1,217,721
		UltraShort MSCI Emerging Markets	(12,052,607)	1,971,406
		UltraShort MSCI Japan	(7,350,258)	4,753,286
		UltraShort Nasdaq Biotechnology	(24,153,258)	7,870,423
		UltraShort Oil & Gas	(5,082,980)	(2,788,325)
		UltraShort QQQ®	(149,826,051)	16,449,582
		UltraShort Real Estate	(6,706,494)	5,136,312
		UltraShort Russell2000	(85,225,713)	33,949,112
		UltraShort S&P500®	(419,961,041)	90,129,352
		UltraShort Semiconductors	(5,304,353)	2,042,858
		UltraShort SmallCap600	(1,769,303)	603,786
		UltraShort Technology	(3,275,842)	1,305,194
		UltraShort Utilities	(4,055,707)	4,274,235

Taxes and Distributions

Each of the Funds intends to qualify or continue to qualify as a regulated investment company and distribute substantially all of its net investment income and capital gains to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of May 31, 2018, management of the Funds has reviewed all open tax years and major jurisdictions (the last four tax year ends including the interim tax periods since then, as applicable) and concluded that there is no tax liability resulting from unrecognized tax benefits relating to

296 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to shareholders from net investment income and net capital gain, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, 1256 mark-to-market, partnerships and passive foreign investment companies mark-to-market) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. While subject to management's discretion, any available tax equalization is typically applied first to short term capital gains, next to long term capital gains and then to ordinary income. To the extent distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

The Funds' tax year end is October 31st and the tax character of current year distributions and current components of accumulated earnings (deficit) will be determined at the end of the current tax year.

The tax character of distributions paid for the most recent tax years ended October 31, 2017 and October 31, 2016, were as follows:

	Year Ended October 31, 2017				Year Ended October 31, 2016
Fund	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions	Distributions paid from ordinary income	Distributions paid from net long term capital gains	Tax return of capital	Total Distributions
Ultra 20+ Year Treasury	$474,179	—	—	$474,179	$513,658	—	—	$513,658
Ultra 7-10 Year Treasury	369,228	—	—	369,228	298,597	—	—	298,597
Ultra Basic Materials	271,501	—	—	271,501	366,384	—	—	366,384
Ultra Consumer Goods	85,757	—	—	85,757	137,100	—	—	137,100
Ultra Consumer Services	33,816	—	—	33,816	40,895	—	—	40,895
Ultra Dow30SM	2,972,385	—	—	2,972,385	3,006,346	—	—	3,006,346
Ultra Financials	5,377,051	—	—	5,377,051	6,359,934	—	—	6,359,934
Ultra Health Care	—	—	—	—	1,313,489	—	—	1,313,489
Ultra High Yield	81,036	—	—	81,036	52,855	—	—	52,855
Ultra Industrials	64,518	—	—	64,518	81,827	—	—	81,827
Ultra MidCap400	348,415	—	—	348,415	651,953	—	—	651,953
Ultra Oil & Gas	2,681,516	—	—	2,681,516	2,122,721	—	—	2,122,721
Ultra QQQ®	896,995	—	—	896,995	2,165,217	—	—	2,165,217
Ultra Real Estate	1,472,861	—	—	1,472,861	2,079,749	$247,552	—	2,327,301
Ultra Russell2000	333,876	—	—	333,876	544,495	—	—	544,495
Ultra S&P500®	7,489,312	—	—	7,489,312	12,988,283	—	—	12,988,283
Ultra Semiconductors	169,827	—	—	169,827	153,238	—	—	153,238
Ultra SmallCap600	17,036	—	—	17,036	17,828	—	—	17,828
Ultra Technology	59,699	—	—	59,699	329,604	—	—	329,604
Ultra Telecommunications	72,909	—	—	72,909	49,719	—	—	49,719
Ultra Utilities	223,352	—	—	223,352	303,718	—	—	303,718
UltraPro Dow30SM	161,837	—	—	161,837	909,216	—	—	909,216
UltraPro Financial Select Sector	27,292	—	—	27,292	24,801	—	—	24,801
UltraPro MidCap400	4,590	—	—	4,590	18,759	—	—	18,759
UltraPro Russell2000	37,781	—	—	37,781	—	—	—	—
UltraPro S&P500®	—	—	—	—	3,344,361	—	—	3,344,361

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 297

At October 31, 2017 (the Funds' most recent tax year end) the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
Short 20+ Year Treasury	—	—	$(764,514,506)	$15,387,394
Short 7-10 Year Treasury	—	—	(10,909,421)	614,324
Short Basic Materials	—	—	(6,705,930)	(1,165,387)
Short Dow30SM	—	—	(307,015,101)	(78,822,028)
Short Financials	—	—	(103,838,015)	(12,318,866)
Short FTSE China 50	—	—	(10,910,238)	(1,506,341)
Short High Yield	—	—	(8,171,185)	(43,614,644)
Short MidCap400	—	—	(50,828,583)	(6,231,928)
Short MSCI EAFE	—	—	(126,763,740)	(6,689,699)
Short MSCI Emerging Markets	—	—	(239,881,744)	(30,061,440)
Short Oil & Gas	—	—	(6,561,341)	(1,447,593)
Short QQQ®	—	—	(407,580,116)	(68,866,316)
Short Real Estate	—	—	(27,015,499)	(3,435,921)
Short Russell2000	—	—	(530,912,693)	(97,079,422)
Short S&P500®	—	—	(2,536,027,037)	(292,201,875)
Short SmallCap600	—	—	(41,307,291)	(3,775,334)
Ultra 20+ Year Treasury	$57,018	—	(4,152,876)	(3,444,287)
Ultra 7-10 Year Treasury	45,094	—	(130,168,984)	(1,297,015)
Ultra Basic Materials	—	—	(965,695)	24,946,770
Ultra Consumer Goods	—	—	—	2,208,233
Ultra Consumer Services	—	—	—	3,596,171
Ultra Dow30SM	—	—	—	116,103,009
Ultra Financials	196,384	—	(48,453,600)	248,901,694
Ultra FTSE China 50	—	—	(4,981,262)	16,637,707
Ultra FTSE Europe	—	—	(1,762,685)	4,454,902
Ultra Gold Miners	—	—	(2,678,815)	(1,632,344)
Ultra Health Care	—	—	—	22,558,075
Ultra High Yield	6,394	—	(261,713)	385,012
Ultra Industrials	—	—	—	8,056,799
Ultra MidCap400	—	—	(163,242,252)	23,203,193
Ultra MSCI Brazil Capped	—	—	(9,522,218)	1,743,478
Ultra MSCI EAFE	—	—	(10,289,470)	4,396,157
Ultra MSCI Emerging Markets	—	—	(9,709,660)	11,496,840
Ultra MSCI Japan	—	—	(23,045)	3,878,658
Ultra Nasdaq Biotechnology	—	—	(27,182,063)	(58,841,495)
Ultra Oil & Gas	—	—	(50,084,094)	(18,711,210)
Ultra QQQ®	—	—	(1,165,735)	469,247,128
Ultra Real Estate	—	—	—	37,927,842
Ultra Russell2000	943	—	(207,807,938)	32,672,120
Ultra S&P500®	—	—	—	529,630,520
Ultra Semiconductors	—	—	—	24,311,653
Ultra SmallCap600	—	—	(48,433)	8,854,282
Ultra Technology	—	—	—	109,800,004
Ultra Telecommunications	—	—	(288,592)	(203,783)
Ultra Utilities	—	—	(531,343)	3,488,867
UltraPro Dow30SM	—	—	(69,253)	126,839,774
UltraPro Financial Select Sector	—	—	—	14,089,232

298 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)
UltraPro MidCap400	—	—	$(101,372)	$23,300,217
UltraPro Nasdaq Biotechnology	—	—	(27,987,534)	(3,467,613)
UltraPro QQQ®	—	—	(5,897,836)	1,267,033,639
UltraPro Russell2000	—	—	(403,946)	61,113,111
UltraPro S&P500®	—	—	(2,486,249)	588,411,141
UltraPro Short 20+ Year Treasury	—	—	(108,827,685)	1,594,223
UltraPro Short Dow30SM	—	—	(300,096,134)	(107,077,616)
UltraPro Short Financial Select Sector	—	—	(5,612,119)	(1,932,692)
UltraPro Short MidCap400	—	—	(25,075,240)	(2,553,362)
UltraPro Short Nasdaq Biotechnology	—	—	(428,674)	(1,298,598)
UltraPro Short QQQ®	—	—	(759,329,385)	(468,883,862)
UltraPro Short Russell2000	—	—	(209,298,146)	(66,025,994)
UltraPro Short S&P500®	—	—	(1,729,216,156)	(299,999,237)
UltraShort 20+ Year Treasury	—	—	(6,230,480,308)	(126,172,047)
UltraShort 7-10 Year Treasury	—	—	(317,617,732)	6,063,402
UltraShort Basic Materials	—	—	(189,470,052)	(4,146,953)
UltraShort Consumer Goods	—	—	(23,265,797)	(722,103)
UltraShort Consumer Services	—	—	(61,351,613)	(657,060)
UltraShort Dow30SM	—	—	(767,764,631)	(127,728,975)
UltraShort Financials	—	—	(671,020,280)	(37,812,489)
UltraShort FTSE China 50	—	—	(345,673,130)	(20,002,514)
UltraShort FTSE Europe	—	—	(226,526,593)	(18,166,305)
UltraShort Gold Miners	—	—	(6,697)	(796,869)
UltraShort Health Care	—	—	(11,891,162)	(163,477)
UltraShort Industrials	—	—	(36,138,928)	(2,232,869)
UltraShort MidCap400	—	—	(73,004,404)	(4,949,457)
UltraShort MSCI Brazil Capped	—	—	(40,849,912)	(21,520,774)
UltraShort MSCI EAFE	—	—	(28,611,078)	(1,693,027)
UltraShort MSCI Emerging Markets	—	—	(207,209,721)	(17,612,478)
UltraShort MSCI Japan	—	—	(26,281,565)	(7,222,495)
UltraShort Nasdaq Biotechnology	—	—	(28,675,615)	(22,075,896)
UltraShort Oil & Gas	—	—	(223,713,688)	(3,379,679)
UltraShort QQQ®	—	—	(1,754,241,960)	(160,617,159)
UltraShort Real Estate	—	—	(798,528,739)	(9,389,172)
UltraShort Russell2000	—	—	(986,733,782)	(83,145,973)
UltraShort S&P500®	—	—	(5,577,850,559)	(448,609,639)
UltraShort Semiconductors	—	—	(49,582,121)	(5,239,069)
UltraShort SmallCap600	—	—	(43,801,030)	(1,875,324)
UltraShort Technology	—	—	(36,877,857)	(3,275,345)
UltraShort Utilities	—	—	(10,461,206)	(4,097,402)

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 299

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing and the deductibility of certain expenses. Permanent differences, primarily due to gain (loss) on in-kind redemptions, net operating losses, capital loss carryforward expiration, utilization of earnings and profits distributed to the shareholders on redemption of shares and nondeductible expenses resulted in the following reclassifications, as of October 31, 2017 (the Funds' most recent tax year end), among the Funds' components of net assets:

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
Short 20+ Year Treasury	$4,393,975	$228,972	$(4,622,947)
Short 7-10 Year Treasury	205,214	—	(205,214)
Short Basic Materials	68,553	—	(68,553)
Short Dow30SM	2,261,084	27,666,267	(29,927,351)
Short Financials	267,570	46,207,656	(46,475,226)
Short FTSE China 50	86,091	—	(86,091)
Short High Yield	1,385,973	—	(1,385,973)
Short MidCap400	191,740	14,091,075	(14,282,815)
Short MSCI EAFE	586,308	32,745,434	(33,331,742)
Short MSCI Emerging Markets	1,971,526	39,141,253	(41,112,779)
Short Oil & Gas	59,391	1,584,332	(1,643,723)
Short QQQ®	2,597,975	46,413,351	(49,011,326)
Short Real Estate	169,315	—	(169,315)
Short Russell2000	3,075,276	30,602,995	(33,678,271)
Short S&P500®	15,317,437	275,479,255	(290,796,692)
Short SmallCap600	89,629	10,910,309	(10,999,938)
Ultra 20+ Year Treasury	—	(91,370)	91,370
Ultra 7-10 Year Treasury	—	82,079	(82,079)
Ultra Basic Materials	17,043	(3,072,292)	3,055,249
Ultra Consumer Goods	(31,190)	(1,347,802)	1,378,992
Ultra Consumer Services	817	(2,324,199)	2,323,382
Ultra Dow30SM	111,092	62,383,136	(62,494,228)
Ultra Financials	—	1,265,358,560	(1,265,358,560)
Ultra FTSE China 50	203,290	—	(203,290)
Ultra FTSE Europe	96,936	—	(96,936)
Ultra Gold Miners	79,088	(84,236)	5,148
Ultra Health Care	895,177	(20,502,843)	19,607,666
Ultra Industrials	(17,030)	(3,669,309)	3,686,339
Ultra MidCap400	50,925	(8,922,536)	8,871,611
Ultra MSCI Brazil Capped	147,334	—	(147,334)
Ultra MSCI EAFE	251,816	—	(251,816)
Ultra MSCI Emerging Markets	168,248	—	(168,248)
Ultra MSCI Japan	119,583	(3,455,318)	3,335,735
Ultra Nasdaq Biotechnology	2,099,547	(10,766,592)	8,667,045
Ultra Oil & Gas	110,681	(2,815,960)	2,705,279
Ultra QQQ®	266,602	(181,029,336)	180,762,734
Ultra Real Estate	(603,227)	(47,282,234)	47,885,461
Ultra Russell2000	37,241	(34,786,596)	34,749,355
Ultra S&P500®	(3,119,522)	(244,659,190)	247,778,712
Ultra Semiconductors	25,880	(9,889,447)	9,863,567
Ultra SmallCap600	80	(2,548,884)	2,548,804
Ultra Technology	241,668	(39,821,116)	39,579,448
Ultra Telecommunications	22,109	(84,167)	62,058
Ultra Utilities	475	2,076,826	(2,077,301)

300 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in capital
UltraPro Dow30SM	$161,837	$(54,910,940)	$54,749,103
UltraPro Financial Select Sector	(1,570)	(1,882,439)	1,884,009
UltraPro MidCap400	6,373	(3,392,133)	3,385,760
UltraPro Nasdaq Biotechnology	160,778	(2,914,252)	2,753,474
UltraPro QQQ®	1,815,056	(440,991,779)	439,176,723
UltraPro Russell2000	167,540	(47,099,571)	46,932,031
UltraPro S&P500®	246,938	(131,121,028)	130,874,090
UltraPro Short 20+ Year Treasury	560,680	—	(560,680)
UltraPro Short Dow30SM	1,044,454	—	(1,044,454)
UltraPro Short Financial Select Sector	19,498	—	(19,498)
UltraPro Short MidCap400	30,150	—	(30,150)
UltraPro Short Nasdaq Biotechnology	10,416	—	(10,416)
UltraPro Short QQQ®	2,218,346	—	(2,218,346)
UltraPro Short Russell2000	478,240	—	(478,240)
UltraPro Short S&P500®	3,846,046	21,450,893	(25,296,939)
UltraShort 20+ Year Treasury	12,866,142	—	(12,866,142)
UltraShort 7-10 Year Treasury	1,004,476	249,611	(1,254,087)
UltraShort Basic Materials	108,844	99,100,007	(99,208,851)
UltraShort Consumer Goods	18,996	680,668	(699,664)
UltraShort Consumer Services	19,352	37,806,587	(37,825,939)
UltraShort Dow30SM	1,422,547	211,568,661	(212,991,208)
UltraShort Financials	383,099	884,851,934	(885,235,033)
UltraShort FTSE China 50	426,401	431,145,308	(431,571,709)
UltraShort FTSE Europe	358,946	3,795,429	(4,154,375)
UltraShort Gold Miners	22,880	(980,397)	957,517
UltraShort Health Care	24,808	10,002,522	(10,027,330)
UltraShort Industrials	30,740	17,061,076	(17,091,816)
UltraShort MidCap400	62,381	62,058,079	(62,120,460)
UltraShort MSCI Brazil Capped	253,555	—	(253,555)
UltraShort MSCI EAFE	53,954	67,426,453	(67,480,407)
UltraShort MSCI Emerging Markets	353,125	520,833,289	(521,186,414)
UltraShort MSCI Japan	109,672	3,844,289	(3,953,961)
UltraShort Nasdaq Biotechnology	593,636	—	(593,636)
UltraShort Oil & Gas	301,386	72,588,775	(72,890,161)
UltraShort QQQ®	2,277,330	344,027,075	(346,304,405)
UltraShort Real Estate	241,660	2,597,807,224	(2,598,048,884)
UltraShort Russell2000	1,084,206	197,617,837	(198,702,043)
UltraShort S&P500®	10,864,394	954,224,900	(965,089,294)
UltraShort Semiconductors	33,184	28,767,489	(28,800,673)
UltraShort SmallCap600	28,540	10,418,599	(10,447,139)
UltraShort Technology	35,787	38,866,512	(38,902,299)
UltraShort Utilities	47,313	7,484,152	(7,531,465)

As of October 31, 2017 (the Funds' most recent tax year end), the Funds had capital loss carry forwards ("CLCFs") available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future taxable capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, are not subject to expiration, and must be utilized prior to certain, older CLCFs, which are treated as short-term capital losses regardless of whether the originating capital loss was short-term or long-term and do carry an expiration date.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 301

At October 31, 2017, (the Funds' most recent tax year end), the following Funds had available CLCFs:

	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
Short 20+ Year Treasury	$56,583,949	$84,404,610	$622,589,127	$763,577,686
Short 7-10 Year Treasury	—	—	10,843,224	10,843,224
Short Basic Materials	429,630	—	6,273,711	6,703,341
Short Dow30SM	74,285,143	36,036,617	196,615,416	306,937,176
Short Financials	34,680,899	—	69,114,982	103,795,881
Short FTSE China 50	1,040,187	—	9,850,572	10,890,759
Short High Yield	—	—	8,012,517	8,012,517
Short MidCap400	16,663,813	4,855,600	29,282,822	50,802,235
Short MSCI EAFE	18,597,569	312,450	107,786,384	126,696,403
Short MSCI Emerging Markets	71,205,636	17,217,308	151,173,629	239,596,573
Short Oil & Gas	2,720,603	2,060,582	1,771,239	6,552,424
Short QQQ®	59,184,627	61,405,117	286,879,363	407,469,107
Short Real Estate	3,968,005	433,111	22,587,842	26,988,958
Short Russell2000	85,827,210	47,621,957	397,451,294	530,900,461
Short S&P500®	396,002,468	299,866,646	1,840,079,634	2,535,948,748
Short SmallCap600	9,744,816	2,717,874	28,814,996	41,277,686
Ultra 20+ Year Treasury	—	—	4,152,876	4,152,876
Ultra 7-10 Year Treasury	—	—	130,168,984	130,168,984
Ultra Basic Materials	—	—	965,695	965,695
Ultra Financials	—	48,453,600	—	48,453,600
Ultra FTSE China 50	173,812	—	4,631,519	4,805,331
Ultra FTSE Europe	—	—	1,717,540	1,717,540
Ultra Gold Miners	—	—	2,605,147	2,605,147
Ultra High Yield	—	—	261,713	261,713
Ultra MidCap400	—	—	163,242,252	163,242,252
Ultra MSCI Brazil Capped	542,934	628,038	8,278,592	9,449,564
Ultra MSCI EAFE	—	—	10,238,468	10,238,468
Ultra MSCI Emerging Markets	—	—	9,585,671	9,585,671
Ultra Nasdaq Biotechnology	—	—	25,874,641	25,874,641
Ultra Oil & Gas	—	—	50,084,094	50,084,094
Ultra Russell2000	—	—	207,618,839	207,618,839
Ultra Telecommunications	—	—	288,592	288,592
Ultra Utilities	—	—	531,343	531,343
UltraPro Nasdaq Biotechnology	—	—	27,831,354	27,831,354
UltraPro Short 20+ Year Treasury	—	—	108,631,089	108,631,089
UltraPro Short Dow30SM	9,009,922	4,829,732	286,256,480	300,096,134
UltraPro Short Financial Select Sector	—	—	5,608,656	5,608,656
UltraPro Short MidCap400	2,821,723	1,324,062	20,921,671	25,067,456
UltraPro Short Nasdaq Biotechnology	—	—	393,707	393,707
UltraPro Short QQQ®	13,723,268	33,201,124	712,404,993	759,329,385
UltraPro Short Russell2000	13,054,940	5,215,974	191,027,232	209,298,146
UltraPro Short S&P500®	80,591,829	146,815,109	1,501,809,218	1,729,216,156
UltraShort 20+ Year Treasury	664,186,865	665,676,662	4,899,184,151	6,229,047,678
UltraShort 7-10 Year Treasury	28,917,167	143,647,522	144,779,671	317,344,360
UltraShort Basic Materials	110,459,179	3,390,037	75,598,341	189,447,557
UltraShort Consumer Goods	14,284,380	2,851,138	6,128,137	23,263,655
UltraShort Consumer Services	34,794,753	9,718,804	16,837,877	61,351,434
UltraShort Dow30SM	278,053,840	125,976,993	363,733,798	767,764,631

302 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expiring October 31, 2018	Expiring October 31, 2019	No Expiration Date	Total
UltraShort Financials	$249,724,456	—	$421,266,370	$670,990,826
UltraShort FTSE China 50	131,146,062	—	214,428,836	345,574,898
UltraShort FTSE Europe	34,453,744	$9,069,132	182,922,974	226,445,850
UltraShort Health Care	2,787,142	767,590	8,331,053	11,885,785
UltraShort Industrials	21,300,428	—	14,836,323	36,136,751
UltraShort MidCap400	19,240,979	11,668,164	42,087,867	72,997,010
UltraShort MSCI Brazil Capped	3,153,137	—	37,620,377	40,773,514
UltraShort MSCI EAFE	7,928,513	3,521,302	17,154,048	28,603,863
UltraShort MSCI Emerging Markets	59,526,996	9,114,905	138,527,336	207,169,237
UltraShort MSCI Japan	6,349,708	5,554,931	14,344,593	26,249,232
UltraShort Nasdaq Biotechnology	416,580	—	28,139,206	28,555,786
UltraShort Oil & Gas	103,023,193	31,249,573	89,372,133	223,644,899
UltraShort QQQ®	546,154,861	344,692,522	863,394,577	1,754,241,960
UltraShort Real Estate	530,523,856	76,086,424	191,864,970	798,475,250
UltraShort Russell2000	371,431,305	109,741,367	505,561,110	986,733,782
UltraShort S&P500®	1,614,347,476	880,883,563	3,082,619,520	5,577,850,559
UltraShort Semiconductors	21,740,228	7,733,357	20,105,557	49,579,142
UltraShort SmallCap600	18,395,839	6,372,373	19,029,145	43,797,357
UltraShort Technology	17,058,910	4,601,521	15,213,725	36,874,156
UltraShort Utilities	3,786,581	1,225,902	5,426,781	10,439,264

At October 31, 2017, (the Funds' most recent tax year end), the following Funds utilized CLCFs, had CLCFs expire un-utilized and/or elected to defer late-year ordinary losses to November 1, 2017:

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Short 20+ Year Treasury	$3,396,127	$228,972	$936,820
Short 7-10 Year Treasury	9,191	—	66,197
Short Basic Materials	—	—	2,589
Short Dow30SM	—	27,666,267	77,925
Short Financials	—	46,207,656	42,134
Short FTSE China 50	—	—	19,479
Short High Yield	—	—	158,668
Short MidCap400	—	14,091,075	26,348
Short MSCI EAFE	—	32,745,434	67,337
Short MSCI Emerging Markets	—	39,141,253	285,171
Short Oil & Gas	—	1,584,332	8,917
Short QQQ®	—	46,413,351	111,009
Short Real Estate	—	—	26,541
Short Russell2000	—	30,602,995	12,232
Short S&P500®	—	275,479,255	78,289
Short SmallCap600	—	10,910,309	29,605
Ultra Basic Materials	1,488,450	—	—
Ultra Dow30SM	21,525,450	78,697,160	—
Ultra Financials	109,743,468	1,297,519,547	—
Ultra FTSE China 50	596,166	—	175,931
Ultra FTSE Europe	—	—	45,145
Ultra Gold Miners	—	—	73,668
Ultra MidCap400	15,285,386	—	—
Ultra MSCI Brazil Capped	8,754,260	—	72,654
Ultra MSCI EAFE	—	—	51,002

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 303

Fund	CLCFs Utilized	CLCFs Expired	Ordinary Late Year Loss Deferrals
Ultra MSCI Emerging Markets	—	—	$123,989
Ultra MSCI Japan	—	—	23,045
Ultra Nasdaq Biotechnology	—	—	1,307,422
Ultra QQQ®	$2,811,232	—	1,165,735
Ultra Russell2000	7,964,472	$5,956,450	189,099
Ultra Semiconductors	741,407	—	—
Ultra SmallCap600	—	—	48,433
Ultra Utilities	—	2,266,830	—
UltraPro Dow30SM	—	—	69,253
UltraPro Financial Select Sector	442,178	—	—
UltraPro MidCap400	—	—	101,372
UltraPro Nasdaq Biotechnology	—	—	156,180
UltraPro QQQ®	—	—	5,897,836
UltraPro Russell2000	—	—	403,946
UltraPro S&P500®	—	—	2,486,249
UltraPro Short 20+ Year Treasury	1,433,757	—	196,596
UltraPro Short Financial Select Sector	507,837	—	3,463
UltraPro Short MidCap400	—	—	7,784
UltraPro Short Nasdaq Biotechnology	—	—	34,967
UltraPro Short S&P500®	—	21,450,893	—
UltraShort 20+ Year Treasury	245,054,196	—	1,432,630
UltraShort 7-10 Year Treasury	599,858	249,611	273,372
UltraShort Basic Materials	—	99,100,007	22,495
UltraShort Consumer Goods	—	680,668	2,142
UltraShort Consumer Services	—	37,806,587	179
UltraShort Dow30SM	—	211,568,661	—
UltraShort Financials	—	884,851,934	29,454
UltraShort FTSE China 50	—	431,145,308	98,232
UltraShort FTSE Europe	47,348	3,795,429	80,743
UltraShort Gold Miners	130,508	—	6,697
UltraShort Health Care	—	10,002,522	5,377
UltraShort Industrials	—	17,061,076	2,177
UltraShort MidCap400	—	62,058,079	7,394
UltraShort MSCI Brazil Capped	—	—	76,398
UltraShort MSCI EAFE	—	67,426,453	7,215
UltraShort MSCI Emerging Markets	—	520,833,289	40,484
UltraShort MSCI Japan	—	3,844,289	32,333
UltraShort Nasdaq Biotechnology	203	—	119,829
UltraShort Oil & Gas	—	72,588,775	68,789
UltraShort QQQ®	—	344,027,075	—
UltraShort Real Estate	—	2,597,807,224	53,489
UltraShort Russell2000	—	197,617,837	—
UltraShort S&P500®	—	954,224,900	—
UltraShort Semiconductors	105	28,767,489	2,979
UltraShort SmallCap600	—	10,418,599	3,673
UltraShort Technology	—	38,866,512	3,701
UltraShort Utilities	—	7,484,152	21,942

304 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

3. Investment Transactions, Income and Expense Allocations

Throughout the reporting period, investment transactions are generally accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions on the last business day of the reporting period are accounted for on the trade date.

Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date except for certain foreign dividends that may be recorded as soon as such information becomes available. Non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund or jointly with an affiliate, are allocated among the respective Funds and/or affiliates based upon relative net assets or another reasonable basis.

4. Advisory and Management Service Fees and Transactions with Affiliates

The Advisor serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement. The Advisor is responsible for developing, implementing, and supervising each Fund's investment program. The Advisor manages the investment and the reinvestment of the assets of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Trustees and officers of the Trust. For its investment advisory services, each Fund pays the Advisor a monthly fee, accrued daily at an annualized rate based on its average daily net assets. Pursuant to a separate Management Services Agreement, the Advisor performs certain administrative services on behalf of the Funds, such as negotiating, coordinating and implementing the Trust's contractual obligations with the Funds' service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; and preparing or coordinating reports and presentations to the Board of Trustees with respect to such service providers. For these and other services, each Fund pays the Advisor monthly management services fees, accrued daily at an annualized rate based on its average daily net assets.

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses, in order to limit the annual operating expenses of each Fund. These expense limitations remain in effect until the dates specified in the table below, after which they may be terminated or revised.

For the year ended May 31, 2018, advisory and management services fees, waivers, reimbursements, and expense limitations were as follows:

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Short 20+ Year Treasury	0.75%	0.10%	—	—	—	0.95%	September 30, 2018
Short 7-10 Year Treasury	0.75	0.10	$38,360	—	—	0.95	September 30, 2018
Short Basic Materials	0.75	0.10	13,922	$1,856	$44,969	0.95	September 30, 2018
Short Dow30SM	0.75	0.10	56,994	—	—	0.95	September 30, 2018
Short Financials	0.75	0.10	57,493	—	—	0.95	September 30, 2018
Short FTSE China 50	0.75	0.10	45,846	6,113	12,316	0.95	September 30, 2018
Short High Yield	0.75	0.10	52,526	—	—	0.95	September 30, 2018
Short MidCap400	0.75	0.10	58,153	—	—	0.95	September 30, 2018
Short MSCI EAFE	0.75	0.10	55,726	—	—	0.95	September 30, 2018
Short MSCI Emerging Markets	0.75	0.10	38,730	—	—	0.95	September 30, 2018
Short Oil & Gas	0.75	0.10	21,913	2,922	36,323	0.95	September 30, 2018
Short QQQ®	0.75	0.10	217,058	—	—	0.95	September 30, 2018
Short Real Estate	0.75	0.10	59,700	—	—	0.95	September 30, 2018
Short Russell2000	0.75	0.10	209,116	—	—	0.95	September 30, 2018
Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2018
Short SmallCap600	0.75	0.10	59,454	—	—	0.95	September 30, 2018
Ultra 20+ Year Treasury	0.75	0.10	70,940	—	—	0.95	September 30, 2018
Ultra 7-10 Year Treasury	0.75	0.10	69,108	—	—	0.95	September 30, 2018
Ultra Basic Materials	0.75	0.10	99,137	—	—	0.95	September 30, 2018
Ultra Consumer Goods	0.75	0.10	103,273	1,076	—	0.95	September 30, 2018
Ultra Consumer Services	0.75	0.10	111,919	—	—	0.95	September 30, 2018
Ultra Dow30SM	0.75	0.10	44,617	—	—	0.95	September 30, 2018
Ultra Financials	0.75	0.10	—	—	—	0.95	September 30, 2018
Ultra FTSE China 50	0.75	0.10	87,650	—	—	0.95	September 30, 2018
PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 305

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
Ultra FTSE Europe	0.75%	0.10%	$56,548	—	—	0.95%	September 30, 2018
Ultra Gold Miners	0.75	0.10	90,622	—	—	0.95	September 30, 2018
Ultra Health Care	0.75	0.10	117,296	—	—	0.95	September 30, 2018
Ultra High Yield	0.75	0.10	24,390	$3,252	$115,557	0.95	September 30, 2018
Ultra Industrials	0.75	0.10	118,024	—	—	0.95	September 30, 2018
Ultra MidCap400	0.75	0.10	105,103	—	—	0.95	September 30, 2018
Ultra MSCI Brazil Capped	0.75	0.10	56,552	—	—	0.95	September 30, 2018
Ultra MSCI EAFE	0.75	0.10	58,697	—	—	0.95	September 30, 2018
Ultra MSCI Emerging Markets	0.75	0.10	53,258	—	—	0.95	September 30, 2018
Ultra MSCI Japan	0.75	0.10	57,892	—	—	0.95	September 30, 2018
Ultra Nasdaq Biotechnology	0.75	0.10	362,519	—	—	0.95	September 30, 2018
Ultra Oil & Gas	0.75	0.10	110,342	—	—	0.95	September 30, 2018
Ultra QQQ®	0.75	0.10	582,066	—	—	0.95	September 30, 2018
Ultra Real Estate	0.75	0.10	122,128	—	—	0.95	September 30, 2018
Ultra Russell2000	0.75	0.10	789,464	—	—	0.95	September 30, 2018
Ultra S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2018
Ultra Semiconductors	0.75	0.10	92,791	—	—	0.95	September 30, 2018
Ultra SmallCap600	0.75	0.10	150,396	—	—	0.95	September 30, 2018
Ultra Technology	0.75	0.10	134,671	—	—	0.95	September 30, 2018
Ultra Telecommunications	0.75	0.10	24,214	3,228	65,031	0.95	September 30, 2018
Ultra Utilities	0.75	0.10	92,439	—	—	0.95	September 30, 2018
UltraPro Dow30SM	0.75	0.10	40,972	—	—	0.95	September 30, 2018
UltraPro Financial Select Sector	0.75	0.10	102,667	—	—	0.95	September 30, 2018
UltraPro MidCap400	0.75	0.10	121,410	—	—	0.95	September 30, 2018
UltraPro Nasdaq Biotechnology	0.75	0.10	138,906	—	—	0.95	September 30, 2018
UltraPro QQQ®	0.75	0.10	844,285	—	—	0.95	September 30, 2018
UltraPro Russell2000	0.75	0.10	762,761	—	—	0.95	September 30, 2018
UltraPro S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2018
UltraPro Short 20+ Year Treasury	0.75	0.10	24,578	—	—	0.95	September 30, 2018
UltraPro Short Dow30SM	0.75	0.10	86,754	—	—	0.95	September 30, 2018
UltraPro Short Financial Select Sector	0.75	0.10	9,338	1,245	52,286	0.95	September 30, 2018
UltraPro Short MidCap400	0.75	0.10	19,708	2,628	42,445	0.95	September 30, 2018
UltraPro Short Nasdaq Biotechnology	0.75	0.10	38,032	5,071	13,883	0.95	September 30, 2018
UltraPro Short QQQ®	0.75	0.10	296,309	—	—	0.95	September 30, 2018
UltraPro Short Russell2000	0.75	0.10	115,951	—	—	0.95	September 30, 2018
UltraPro Short S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2018
UltraShort 20+ Year Treasury	0.75	0.10	—	—	—	0.95	September 30, 2018
UltraShort 7-10 Year Treasury	0.75	0.10	454	—	—	0.95	September 30, 2018
UltraShort Basic Materials	0.75	0.10	44,447	5,926	12,383	0.95	September 30, 2018
UltraShort Consumer Goods	0.75	0.10	16,571	2,209	43,037	0.95	September 30, 2018
UltraShort Consumer Services	0.75	0.10	12,048	1,607	48,471	0.95	September 30, 2018
UltraShort Dow30SM	0.75	0.10	77,074	—	—	0.95	September 30, 2018
UltraShort Financials	0.75	0.10	62,743	—	—	0.95	September 30, 2018
UltraShort FTSE China 50	0.75	0.10	79,560	—	—	0.95	September 30, 2018
UltraShort FTSE Europe	0.75	0.10	56,475	—	—	0.95	September 30, 2018
UltraShort Gold Miners	0.75	0.10	25,183	3,358	33,948	0.95	September 30, 2018
UltraShort Health Care	0.75	0.10	8,614	1,149	52,170	0.95	September 30, 2018
UltraShort Industrials	0.75	0.10	20,836	2,778	37,798	0.95	September 30, 2018
UltraShort MidCap400	0.75	0.10	33,190	4,425	26,164	0.95	September 30, 2018

306 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Investment Advisory Fee Rate*	Management Services Fee Rate	Advisory Fees Waived	Management Services Fees Waived	Expense Reimbursements	Expense Limitation	Expense Limitation Effective Through
UltraShort MSCI Brazil Capped	0.75%	0.10%	$56,725	—	—	0.95%	September 30, 2018
UltraShort MSCI EAFE	0.75	0.10	22,441	$2,992	$35,753	0.95	September 30, 2018
UltraShort MSCI Emerging Markets	0.75	0.10	58,505	—	—	0.95	September 30, 2018
UltraShort MSCI Japan	0.75	0.10	59,741	—	—	0.95	September 30, 2018
UltraShort Nasdaq Biotechnology	0.75	0.10	67,701	—	—	0.95	September 30, 2018
UltraShort Oil & Gas	0.75	0.10	57,820	—	—	0.95	September 30, 2018
UltraShort QQQ®	0.75	0.10	220,924	—	—	0.95	September 30, 2018
UltraShort Real Estate	0.75	0.10	68,820	—	—	0.95	September 30, 2018
UltraShort Russell2000	0.75	0.10	139,767	—	—	0.95	September 30, 2018
UltraShort S&P500®	0.75	0.10	—	—	—	0.95	September 30, 2018
UltraShort Semiconductors	0.75	0.10	26,663	3,555	32,298	0.95	September 30, 2018
UltraShort SmallCap600	0.75	0.10	19,464	2,595	40,786	0.95	September 30, 2018
UltraShort Technology	0.75	0.10	24,454	3,261	34,676	0.95	September 30, 2018
UltraShort Utilities	0.75	0.10	54,882	5,604	—	0.95	September 30, 2018

*  Indicates the Investment Advisory Fee Rate incurred for the period ended May 31, 2018. Funds with a maximum fee rate of 0.75% are subject to the following breakpoints: 0.75% of the first $4.0 billion of average daily net assets of the Fund, 0.70% of the next $1.5 billion, 0.65% of the next $1.5 billion, 0.60% of the next $1.5 billion and 0.55% of average daily net assets of the Fund over $8.5 billion.

For each Fund, amounts waived or reimbursed by the Advisor may be recouped by the Advisor within five years of the end of the applicable contractual period to the extent that such recoupments would not cause a Fund's annualized operating expenses to exceed the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recapture. Any amounts recouped by the Advisor during the period are reflected in the Statements of Operations as "Recoupment of prior expenses waived and/or reimbursed by Advisor". As of May 31, 2018, the amounts eligible for recoupment and the date of expiration are as follows:

	Expires September 30,						Total Amount Eligible for
Fund	2018	2019	2020	2021	2022	2023	Recoupment
Short 7-10 Year Treasury	$84,362	$71,478	$84,790	$77,466	$37,209	$25,686	$380,991
Short Basic Materials	92,961	84,361	89,314	83,218	68,669	40,644	459,167
Short Dow30SM	105,984	85,730	122,796	75,022	80,629	33,081	503,242
Short Financials	94,714	78,620	89,064	78,621	60,938	37,648	439,605
Short FTSE China 50	95,238	86,890	105,803	87,428	63,961	42,999	482,319
Short High Yield	96,544	90,021	87,689	32,137	74,384	31,195	411,970
Short MidCap400	75,404	46,552	101,429	68,728	54,461	39,090	385,664
Short MSCI EAFE	107,096	38,609	109,596	81,321	75,099	33,272	444,993
Short MSCI Emerging Markets	52,054	46,344	47,858	81,480	53,542	21,633	302,911
Short Oil & Gas	85,594	83,999	90,741	84,209	62,887	41,042	448,472
Short QQQ®	199,842	183,455	233,406	274,650	239,709	143,056	1,274,118
Short Real Estate	92,032	81,400	90,383	80,148	59,167	39,726	442,856
Short Russell2000	323,363	343,588	399,196	311,512	249,456	132,653	1,759,768
Short SmallCap600	73,138	82,583	80,665	82,083	53,416	40,334	412,219
Ultra 20+ Year Treasury	131,767	112,878	117,517	113,192	76,690	47,554	599,598
Ultra 7-10 Year Treasury	121,313	225	301,560	97,675	62,536	46,538	629,847
Ultra Basic Materials	138,387	133,618	133,780	119,544	88,772	67,902	682,003
Ultra Consumer Goods	134,031	141,953	123,914	133,569	97,284	72,925	703,676
Ultra Consumer Services	135,271	140,388	121,105	144,953	96,358	78,225	716,300
Ultra Dow30SM	123,374	111,163	116,980	129,031	59,625	26,313	566,486
Ultra Financials	93,142	120,266	87,854	115,816	—	—	417,078
Ultra FTSE China 50	92,912	94,549	124,083	97,217	68,253	62,011	539,025
Ultra FTSE Europe	95,983	77,927	81,145	85,820	53,612	38,402	432,889

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 307

	Expires September 30,						Total Amount Eligible for
Fund	2018	2019	2020	2021	2022	2023	Recoupment
Ultra Gold Miners	—	—	$42,932	$81,240	$88,673	$61,025	$273,870
Ultra Health Care	$118,525	$148,373	126,289	170,796	93,516	83,300	740,799
Ultra High Yield	134,133	153,421	154,099	156,423	144,442	95,816	838,334
Ultra Industrials	143,325	148,544	118,794	146,680	99,560	82,692	739,595
Ultra MidCap400	—	—	114,172	129,296	86,553	73,911	403,932
Ultra MSCI Brazil Capped	109,196	96,173	91,271	83,614	57,727	37,638	475,619
Ultra MSCI EAFE	111,654	83,399	89,290	74,839	58,174	39,164	456,520
Ultra MSCI Emerging Markets	72,361	84,081	106,459	80,090	53,106	36,441	432,538
Ultra MSCI Japan	100,571	87,589	82,399	82,285	54,716	39,017	446,577
Ultra Nasdaq Biotechnology	190,333	352,254	529,605	561,494	352,874	243,402	2,229,962
Ultra Oil & Gas	160,475	129,945	177,389	174,554	121,239	68,902	832,504
Ultra QQQ®	448,616	486,230	616,655	561,942	491,411	408,638	3,013,492
Ultra Real Estate	138,816	168,740	128,235	148,427	100,745	84,851	769,814
Ultra Russell2000	619,345	1,116,585	374,496	391,774	678,331	604,238	3,784,769
Ultra Semiconductors	117,178	121,028	123,797	124,455	80,179	65,087	631,724
Ultra SmallCap600	152,615	249,407	96,586	155,955	115,280	111,364	881,207
Ultra Technology	131,109	146,728	152,665	158,577	93,230	105,732	788,041
Ultra Telecommunications	131,129	124,140	124,376	125,319	93,855	60,950	659,769
Ultra Utilities	130,418	123,901	129,009	125,663	94,203	61,210	664,404
UltraPro Dow30SM	120,149	122,763	126,559	140,127	90,215	13,218	613,031
UltraPro Financial Select Sector	110,814	126,411	147,516	143,647	116,132	69,010	713,530
UltraPro MidCap400	128,806	170,523	108,670	157,746	79,187	94,656	739,588
UltraPro Nasdaq Biotechnology	—	—	23,638	180,238	126,025	97,065	426,966
UltraPro QQQ®	280,905	427,542	706,840	723,093	561,314	627,392	3,327,086
UltraPro Russell2000	348,618	623,676	492,844	391,157	812,931	531,002	3,200,228
UltraPro Short 20+ Year Treasury	55,782	70,203	79,018	75,991	22,335	14,752	318,081
UltraPro Short Dow30SM	100,619	81,395	105,834	76,852	39,960	70,148	474,808
UltraPro Short Financial Select Sector	56,151	82,107	85,426	88,904	71,708	42,297	426,593
UltraPro Short MidCap400	93,027	84,692	89,478	89,110	62,493	43,578	462,378
UltraPro Short Nasdaq Biotechnology	—	—	12,765	58,530	56,113	37,431	164,839
UltraPro Short QQQ®	220,132	248,710	293,276	315,811	359,287	186,778	1,623,994
UltraPro Short Russell2000	130,097	114,253	144,666	120,714	103,833	80,497	694,060
UltraShort 7-10 Year Treasury	53,504	38,615	85,893	61,402	3,326	—	242,740
UltraShort Basic Materials	56,367	77,153	91,231	86,014	64,799	42,050	417,614
UltraShort Consumer Goods	88,502	84,323	89,557	86,611	64,050	41,503	454,546
UltraShort Consumer Services	89,557	83,711	95,919	85,905	64,734	41,595	461,421
UltraShort Dow30SM	104,635	87,817	133,867	89,137	77,135	51,090	543,681
UltraShort Financials	114,645	77,065	117,490	77,079	67,185	40,353	493,817
UltraShort FTSE China 50	143,507	120,606	152,896	111,517	90,082	50,666	669,274
UltraShort FTSE Europe	193,824	59,504	89,329	75,218	62,101	36,275	516,251
UltraShort Gold Miners	—	—	42,813	59,955	57,840	42,644	203,252
UltraShort Health Care	87,750	84,447	92,376	85,211	62,982	41,655	454,421
UltraShort Industrials	88,318	84,088	95,818	84,536	61,627	41,175	455,562
UltraShort MidCap400	75,207	81,399	90,108	87,634	61,997	42,748	439,093
UltraShort MSCI Brazil Capped	104,587	91,059	88,159	76,394	63,937	36,565	460,701
UltraShort MSCI EAFE	86,165	93,615	91,412	85,135	59,845	41,051	457,223
UltraShort MSCI Emerging Markets	92,695	89,273	96,601	76,996	62,095	39,040	456,700
UltraShort MSCI Japan	101,018	93,687	92,490	82,432	57,556	40,052	467,235
UltraShort Nasdaq Biotechnology	105,368	86,262	158,156	143,818	85,111	42,588	621,303

308 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

	Expires September 30,						Total Amount Eligible for
Fund	2018	2019	2020	2021	2022	2023	Recoupment
UltraShort Oil & Gas	$92,340	$68,373	$93,112	$76,555	$62,586	$37,617	$430,583
UltraShort QQQ®	323,315	276,534	322,567	288,533	246,278	143,340	1,600,567
UltraShort Real Estate	116,965	76,577	145,534	92,020	76,125	43,270	550,491
UltraShort Russell2000	308,759	211,140	225,267	172,946	152,686	87,539	1,158,337
UltraShort Semiconductors	86,142	84,678	91,302	86,559	61,295	42,062	452,038
UltraShort SmallCap600	86,443	82,593	88,808	87,727	60,768	42,033	448,372
UltraShort Technology	88,332	84,637	94,212	85,165	63,735	41,905	457,986
UltraShort Utilities	87,334	85,144	93,012	84,495	60,181	40,514	450,680

Employees of the Advisor serve in the roles of Interested Trustee, President, Chief Legal Officer and Secretary of the Trust. These individuals receive no compensation directly from the Trust. Another employee of the Advisor serves as Chief Compliance Officer and Anti-Money Laundering Officer. This individual's related compensation, along with the compensation of staff who administer the Funds' compliance program, and certain other expenses are reimbursed to the Advisor by the Funds and are reflected on the Statements of Operations as "Compliance services fees".

5. Administration Fees

JPMorgan Chase Bank, N.A. acts as the Trust's administrator (the "Administrator"). The Administrator provides certain administrative services to the Funds, including fund accounting, fund administration and certain compliance services, pursuant to a Fund Services Agreement. For these services, each Fund shall pay the Administrator monthly, a fee accrued daily and based on average net assets. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. Such fees are reflected on the Statements of Operations as "Administration Fees". Certain employees of the Administrator are also officers of the Trust.

6. Custodian Fees

JPMorgan Chase Bank, N.A. acts as custodian for the Funds in accordance with a Custodian Agreement. The custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. Custodian fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Such fees are reflected on the Statements of Operations as "Custodian Fees".

7. Listing, Data and Related Fees

The Funds may incur costs relating to their initial and ongoing listing on an exchange and for the calculation and dissemination of Indicative Optimized Portfolio Values (IOPVs). Additionally, a Fund may enter into a license agreement for the right to use an Index and its Trade Mark(s) and to receive data related to the index from the index provider. The portion of such costs attributed to each Fund is reflected on the Statements of Operations as "Listing, Data and related fees".

8. Trustees Fees

The Trust, together with other affiliated trusts, pay each Independent Trustee an aggregate fee consisting of a $185,000 annual retainer (paid in quarterly increments) for services provided as a Board member, plus a quarterly in-person meeting fee of $10,000, an in-person special meeting fee of $3,000 and a telephonic meeting fee of $3,000. Such fees are allocated between the Funds and other affiliated funds. Each Fund's share of these fees, together with reimbursable expenses of the Trustees, is reflected on the Statements of Operations as "Trustees Fees".

9. Distribution and Service Plan

SEI Investments Distribution Co. serves as the Funds' distributor. The Trust has adopted a Distribution and Service (12b-1) Plan pursuant to which each Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. No 12b-1 fees are currently paid by the Funds, and there are currently no plans to impose these fees.

10. Issuance and Redemption of Fund Shares

Each Fund issues and redeems its shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash), in large blocks known as Creation Units, each of which is comprised of a specified number of shares.

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark-to-market value of the missing Deposit Securities.

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 309

Retail investors may only purchase and sell Fund shares on a national securities exchange through a broker-dealer and such transactions may be subject to customary commission rates imposed by the broker-dealer.

Authorized Participants may pay transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees related to unsettled Creation Unit transactions are included in the receivable for capital shares issued on the Statements of Assets and Liabilities. None of the Funds had any transaction fees for the years ended May 31, 2018 or May 31, 2017.

11. Investment Transactions

For the year ended May 31, 2018, the cost of securities purchased and proceeds from sales of securities (U.S. government securities for the ProShares Ultra 20+ Treasury, ProShares Ultra 7-10 Year Treasury Funds), excluding short-term securities, derivatives and in-kind transactions, were:

Fund	Purchases	Sales
Ultra 20+ Year Treasury	$22,382,065	$38,263,511
Ultra 7-10 Year Treasury	98,427,098	74,194,063
Ultra Basic Materials	67,121,466	5,451,935
Ultra Consumer Goods	43,212,362	796,074
Ultra Consumer Services	43,253,782	1,297,825
Ultra Dow30SM	179,881,278	16,074,120
Ultra Financials	138,389,583	22,121,016
Ultra Gold Miners	5,977,855	7,838,203
Ultra Health Care	216,423,601	4,936,518
Ultra Industrials	53,919,630	1,201,203
Ultra MidCap400	91,029,493	48,730,435
Ultra Nasdaq Biotechnology	167,325,011	83,647,066
Ultra Oil & Gas	15,323,927	15,685,385
Ultra QQQ®	769,871,500	27,318,127
Ultra Real Estate	331,501,820	5,010,002
Ultra Russell2000	156,059,772	21,960,852
Ultra S&P500®	1,219,942,165	45,775,326
Ultra Semiconductors	99,306,136	9,184,136
Ultra SmallCap600	55,488,128	3,085,596
Ultra Technology	354,228,915	10,101,126
Ultra Telecommunications	3,955,046	2,716,344
Ultra Utilities	6,779,579	3,348,549
UltraPro Dow30SM	1,080,286,754	1,633,806
UltraPro Financial Select Sector	47,023,332	5,833,235
UltraPro MidCap400	99,939,163	3,615,167
UltraPro Nasdaq Biotechnology	27,264,701	17,129,804
UltraPro QQQ®	5,640,397,240	43,330,654
UltraPro Russell2000	233,104,762	12,195,381
UltraPro S&P500®	3,161,350,890	21,018,386

12. In-Kind Transactions

During the period presented in this report, certain Funds delivered portfolio securities in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.

For the year ended May 31, 2018, the fair value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:

Fund	Fair Value	Net Realized Gains (Losses)
Ultra 20+ Year Treasury	$2,099,512	$91,370
Ultra 7-10 Year Treasury	40,635,913	140,788

310 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Fund	Fair Value	Net Realized Gains (Losses)
Ultra Basic Materials	$60,961,836	$7,065,536
Ultra Consumer Goods	50,035,900	854,049
Ultra Consumer Services	42,071,928	2,991,873
Ultra Dow30SM	213,219,993	62,513,301
Ultra Financials	92,444,910	45,927,172
Ultra Health Care	214,201,186	13,916,258
Ultra Industrials	49,616,765	4,385,046
Ultra MidCap400	53,173,931	10,199,218
Ultra Nasdaq Biotechnology	141,719,131	26,338,544
Ultra Oil & Gas	56,874,565	3,546,652
Ultra QQQ®	894,790,551	307,114,353
Ultra Real Estate	358,386,698	4,775,281
Ultra Russell2000	243,905,873	24,120,572
Ultra S&P500®	1,352,693,533	209,980,676
Ultra Semiconductors	88,567,793	19,145,483
Ultra SmallCap600	44,819,023	4,887,048
Ultra Technology	326,742,300	56,239,255
Ultra Telecommunications	3,323,460	68,897
Ultra Utilities	5,541,008	297,165
UltraPro Dow30SM	887,250,332	44,105,133
UltraPro Financial Select Sector	49,913,696	5,587,951
UltraPro MidCap400	87,265,082	6,005,928
UltraPro Nasdaq Biotechnology	41,100,894	7,031,917
UltraPro QQQ®	4,110,377,349	448,581,582
UltraPro Russell2000	319,286,085	17,180,433
UltraPro S&P500®	2,532,676,376	132,418,654

In addition, during the period, certain Funds received securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended May 31, 2018, the fair value of the securities received for subscriptions were as follows:

Fund	Fair Value
Ultra Basic Materials	$10,322,176
Ultra Consumer Goods	7,885,603
Ultra Consumer Services	2,425,711
Ultra Dow30SM	96,542,825
Ultra Financials	5,921,246
Ultra Gold Miners	3,038,763
Ultra Health Care	21,326,099
Ultra Industrials	3,539,564
Ultra MidCap400	39,968,637
Ultra Nasdaq Biotechnology	66,290,759
Ultra Oil & Gas	15,972,478
Ultra QQQ®	491,801,269
Ultra Real Estate	28,999,785
Ultra Russell2000	166,324,052
Ultra S&P500®	602,336,631
Ultra Semiconductors	21,964,972
Ultra Technology	71,131,697
Ultra Telecommunications	1,049,602
Ultra Utilities	2,490,061
UltraPro Dow30SM	207,420,095

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 311

Fund	Fair Value
UltraPro Financial Select Sector	$40,813,384
UltraPro Nasdaq Biotechnology	23,628,987
UltraPro Russell2000	118,929,394
UltraPro S&P500®	255,598,492

13. Share Splits and Reverse Share Splits

Effective July 17, 2017, the ProShares UltraShort S&P500® underwent a 1-for-4 reverse share split and each of the ProShares Ultra QQQ® , ProShares Ultra Real Estate, ProShares Ultra Russell2000, ProShares Ultra Technology, ProShares UltraPro Dow30SM and ProShares UltraPro Russell2000 underwent a 2-for-1 share split.

Effective May 24, 2018, each of ProShares Ultra Dow30SM, ProShares Ultra Financials, ProShares Ultra MidCap400, ProShares Ultra MSCI EAFE, ProShares Ultra MSCI Japan, ProShares Ultra Semiconductors, ProShares UltraPro QQQ® and ProShares UltraPro S&P500® underwent a 3 for-1 share split; ProShares Short Financials, ProShares UltraPro Short Nasdaq Biotechnology, ProShares UltraShort Basic Materials and ProShares UltraShort Semiconductors underwent a 1-for-2 reverse share split; ProShares Short Dow30SM, ProShares Short MidCap400, ProShares UltraPro Short S&P500®, ProShares UltraShort Dow30SM, ProShares UltraShort FTSE China 50 and ProShares UltraShort QQQ® underwent a 1-for-4 reverse share split; ProShares UltraShort MSCI Brazil Capped and ProShares UltraShort MSCI Emerging Markets underwent a 1-for-5 reverse share split.

The effect of the share split transactions was to multiply the number of outstanding shares of the Funds by the split factor, with a corresponding decrease in the net asset value per share; and the effect of the reverse share split transactions was to divide the number of outstanding shares of the Funds by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Funds or the value of a shareholder's investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the share splits and reverse share splits. Additionally, when the application of reverse share splits resulted in fractional shares for beneficial shareholders, a portion of the cost of shares redeemed, as presented in the Statements of Changes in Net Assets, reflects payment of fractional share balances on beneficial shareholder accounts.

14. Risk

Some risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

•  Risks Associated with the Use of Derivatives

Certain Funds obtain investment exposure through derivatives (including investing in futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities underlying the derivative, including: 1) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. When a Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested.

Certain Funds may use a combination of swaps on an underlying index, and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index.

Moreover, with respect to the use of swap agreements, if a benchmark has a dramatic intraday move that causes a material decline in a Fund's net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund's investment objective. This, in turn, may prevent the Fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

312 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

•  Leverage Risk

Certain Funds utilize leverage (i.e., obtain investment exposure in excess of their assets) in seeking to achieve their investment objective and will lose more money in market environments adverse to their daily objective than similar funds that do not employ leverage.

Because the Funds that utilize leverage include either a -3x or 3x multiplier or a -2x or 2x multiplier, a single day adverse price movement approaching 33% or 50%, respectively, in a relevant benchmark, could result in the total loss of an investor's investment.

•  Concentration Risk

Certain Funds may typically concentrate their investments in issuers of one or more particular industries to the same extent that their underlying indexes are so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sectors) will perform poorly and negatively impact a Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

•  Correlation Risk

There is no guarantee that a Fund whose investment objective, before fees and expenses, seeks correlation with an index will achieve a high degree of correlation with its index. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective and the percentage change of the Fund's NAV each day may differ, perhaps significantly, from the percentage change of the Fund's index on such day. This may be due, among other reasons, to the impact of a limited trading market in the underlying component securities on the calculation of the index. A number of other factors may adversely affect a Fund's correlation with its benchmark, including material over- or under-exposure, fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, infrequent trading in the securities underlying its index, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. While the Fund attempts to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index, at times a Fund may not have investment exposure to all securities in its benchmark, or its weighting of investment exposure to such securities, financial investments or industries may be different from that of the benchmark. In addition, a Fund may invest in securities or financial investments not included in the benchmark or in financial instruments. Each Fund may take or refrain from taking positions in order to improve tax efficiency or comply with regulatory restrictions, either of which may negatively affect the Fund's correlation with its index. A Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or underexposed to its benchmark and may be impacted by index reconstitutions and index rebalancing events. Additionally, a Fund's underlying investments may trade on markets that may or may not be open on the same day as the Fund. Furthermore, a Fund's currency holdings may be valued at a different time than the level of its index. In addition, the Funds with a foreign currency hedging strategy may also be unable to perfectly match the Index and will introduce additional costs, both sources of additional correlation risk. Any of these factors could decrease correlation between performance of a Fund and may hinder a Fund's ability to meet its investment objective.

•  Counterparty Risk

Certain Funds will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations.

At May 31, 2018, ProShares Ultra Consumer Services, ProShares Ultra Industrials, ProShares Ultra Oil & Gas, ProShares Ultra Semiconductors, ProShares Ultra SmallCap600, ProShares UltraPro QQQ® , ProShares UltraPro Russell2000, ProShares UltraShort MSCI Brazil Capped and ProShares UltraShort Utilities Funds had net unrealized appreciation on swaps with a single counterparty which exceeded 5% of each Fund's net assets.

•  Geographic Concentration Risk

Certain Funds that focus their investments in companies economically tied to particular foreign countries or geographic regions may be particularly susceptible to political, social, economic or regulatory events affecting those countries or regions. The performance of such Funds may be more volatile than a more geographically diversified fund.

•  Foreign Currency Risk

Certain Funds may seek leveraged, inverse, or inverse leveraged exposure to investments denominated in foreign currencies. Investments denominated in foreign currencies are exposed to more risk than those investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign

PROSHARES TRUST NOTES TO FINANCIAL STATEMENTS :: MAY 31, 2018 :: 313

currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Regulatory fees or higher custody fees maybe imposed on foreign currency holdings.

•  Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities in which a Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Advisor. Markets for the securities in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with its benchmark.

•  Debt Instrument Risk

Certain Funds invest in, or seek leveraged, inverse, or inverse leveraged exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. These factors may cause the value of an investment in a Fund to change.

15. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust's maximum exposure under these arrangements cannot be known; however, the Trust expects risk of loss to be remote.

16. Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., "Lehman") whereby Lehman acted as a counterparty to certain derivative transactions and as a broker-dealer for certain investment transactions. All derivative and brokerage transactions with Lehman were terminated and executed, respectively, prior to September 15, 2008, but certain settlement payments related to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman's bankruptcy proceedings.

To the extent that Lehman, the Securities Investor Protection Corporation ("SIPC") and/or any clearing agency (the "Potential Paying Parties") fail to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Specifically, the Receivables Agreement among the Advisor, ProFund Advisors LLC (an investment adviser affiliated with the Advisor), ProFunds Trust, and the Trust (collectively, the "PF Trusts") (each affiliated and under common controls with the other PF Trusts) provides that the investment adviser to specified funds of the PF Trusts will contribute cash to any such fund, equal to the amounts owed to the fund from Lehman for brokerage transactions and/or written over-the-counter derivatives agreements as of September 15, 2008 (the "Lehman Obligations"). The Receivable Agreement will not terminate until all Lehman Obligations are paid. Payments under the Receivable Agreement are triggered if any specified fund of a PF Trust does not recover the full amounts owed to it by Lehman following conclusion of all bankruptcy, liquidation and SIPC proceedings relating to Lehman. Management has determined that the Advisor has a sufficient financial ability to cover any shortfall in payments from the Potential Paying Parties, including the full amount of such outstanding balances if necessary. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement and brokerage transaction balances due from Lehman are included in "Due from (to) counterparty" and "Receivable for investments sold", respectively, on the Statements of Assets and Liabilities.

17. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.

314 :: MAY 31, 2018 :: NOTES TO FINANCIAL STATEMENTS PROSHARES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the eighty-seven funds listed below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments (or summary schedules of portfolio investments for the Funds indicted with an asterisk below), of each of the funds listed below (eighty-seven of the funds constituting ProShares Trust, hereafter collectively referred to as the "Funds") as of May 31, 2018, the related statements of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Short 20+ Year Treasury
Short 7-10 Year Treasury
Short Basic Materials
Short Dow30SM
Short Financials
Short FTSE China 50
Short High Yield
Short MidCap400
Short MSCI EAFE
Short MSCI Emerging Markets
Short Oil & Gas
Short QQQ®
Short Real Estate
Short Russell2000
Short S&P500®
Short SmallCap600
Ultra 20+ Year Treasury
Ultra 7-10 Year Treasury
Ultra Basic Materials
Ultra Consumer Goods
Ultra Consumer Services
Ultra Dow30SM
Ultra Financials*
Ultra FTSE China 50
Ultra FTSE Europe
Ultra Gold Miners
Ultra Health Care
Ultra High Yield
Ultra Industrials*
Ultra MidCap400*
Ultra MSCI Brazil Capped
Ultra MSCI EAFE
Ultra MSCI Emerging Markets
Ultra MSCI Japan
Ultra Nasdaq Biotechnology
Ultra Oil & Gas
Ultra QQQ®
Ultra Real Estate
Ultra Russell2000*
Ultra S&P500®*
Ultra Semiconductors
Ultra SmallCap600*
Ultra Technology
Ultra Telecommunications
Ultra Utilities
UltraPro Dow30SM
UltraPro Financial Select Sector
UltraPro MidCap400*
UltraPro Nasdaq Biotechnology
UltraPro QQQ®
UltraPro Russell2000*
UltraPro S&P500®*
UltraPro Short 20+ Year Treasury
UltraPro Short Dow30SM
UltraPro Short Financial Select Sector
UltraPro Short MidCap400
UltraPro Short Nasdaq Biotechnology
UltraPro Short QQQ®
UltraPro Short Russell2000
UltraPro Short S&P500®
UltraShort 20+ Year Treasury
UltraShort 7-10 Year Treasury
UltraShort Basic Materials
UltraShort Consumer Goods
UltraShort Consumer Services
UltraShort Dow30SM
UltraShort Financials
UltraShort FTSE China 50
UltraShort FTSE Europe
UltraShort Gold Miners
UltraShort Health Care
UltraShort Industrials
UltraShort MidCap400
UltraShort MSCI Brazil Capped
UltraShort MSCI EAFE
UltraShort MSCI Emerging Markets
UltraShort MSCI Japan
UltraShort Nasdaq Biotechnology
UltraShort Oil & Gas
UltraShort QQQ®
UltraShort Real Estate
UltraShort Russell2000
UltraShort S&P500®
UltraShort Semiconductors
UltraShort SmallCap600
UltraShort Technology
UltraShort Utilities

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Baltimore, Maryland
July 27, 2018

We have served as the auditor of one or more investment companies in ProFunds, Access One Trust and ProShares Trust group since 1997.

PROSHARES TRUST REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM :: 315

Federal Tax Information

Funds with Short-Term Capital Gain Designation

For the tax year ended October 31, 2017, the Funds do not have any ordinary distributions paid during the Trust's tax year that are from qualified short-term capital gain. The Funds designate up to the maximum amount of Qualified Short-Term Gains.

Funds with Equalization

For the tax year ended October 31, 2017, the following Funds utilized equalization to offset long-term capital gains with the amounts stated below:

Fund	Long-Term
Ultra Consumer Goods	$625
Ultra QQQ®	3,871,135
Ultra Real Estate	303,417
Ultra S&P500®	6,467,429
Ultra Semiconductors	69,220
Ultra Technology	94,490
UltraPro Dow30SM	1,642,362
UltraPro MidCap400	340,374
UltraPro QQQ®	7,340,738
UltraPro Russell2000	882,594
UltraPro S&P500®	4,465,503

316 :: MISC. INFORMATION (UNAUDITED) PROSHARES TRUST

Proxy Voting Information

A description of the Trust's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Trust voted any proxies related to portfolio securities for the prior twelve-month period ended June 30, is available by August 31 of each year, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125 or on the Securities and Exchange Commission ("SEC") Website (http://www.sec.gov).

Quarterly Portfolio Holdings Information

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Trust's Form N-Q will be available on the SEC's Website at http://www.sec.gov. The Trust's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund's net asset value may be found on the website at www.ProShares.com

PROSHARES TRUST MISC. INFORMATION (UNAUDITED) :: 317

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
William D. Fertig c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 9/56	Trustee	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present)	ProShares (115) ProFunds (112) Access One Trust (3)	Context Capital
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; November 2005 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present)	ProShares (115) ProFunds (112) Access One Trust (3)	RSR Partners, Inc.
Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; November 2005 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present)	ProShares (115) ProFunds (112) Access One Trust (3)	NAIOP (The Commercial Real Estate Development Association)
Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee and Chairman	Indefinite; 2002 to present	Chairman and Chief Executive Officer of the Advisor (November 2005 to present); ProFund Advisors LLC (April 1997 to present); and ProShare Capital Management LLC (August 2008 to present)	ProShares (115) ProFunds (112) Access One Trust (3)

*  Represents number of operational portfolios in Fund complex overseen by Trustee.

**  Mr. Sapir is an "interested person," as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and is available, without charge, upon request by contacting the Fund directly at 1-866-PRO-5125.

318 :: TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) PROSHARES TRUST

Name, Address and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Todd B. Johnson 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProFund Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present)
Troy A. Sheets 690 Taylor Road, Suite 210 Gahanna, OH 43230 Birth Date: 5/71	Treasurer	Indefinite; September 2017 to present	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2016 to present; Director, Beacon Hill Fund Services, Inc., (2009 to 2016)
Victor M. Frye, Esq. 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer and AML Officer	Indefinite; November 2005 to present	Counsel and Chief Compliance Officer of the Advisor (December 2004 to present) and ProFund Advisors LLC (October 2002 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present)
Richard F. Morris 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present

General Counsel of the Advisor; ProFund Advisors LLC; and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, Wisdom Tree Asset Management (October 2010 to October 2012)

PROSHARES TRUST TRUSTEES AND EXECUTIVE OFFICERS OF PROSHARES TRUST (UNAUDITED) :: 319

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ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125 866.776.5125

ProShares.com

Geared ETFs seek returns that are either 3x, 2x, -1x, -2x or -3x the return of an index or other benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, ProShares' returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects may be more pronounced in funds with larger or inverse multiples and in funds with volatile benchmarks. Investors should monitor their holdings consistent with their strategies, as frequently as daily. For more on correlation, leverage and other risks, please read the prospectus.

This report is submitted for the general information of the shareholders of ProShares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. To obtain the most recent month end performance information for each ETF, visit ProShares.com.

"QQQ®", "NASDAQ-100®" and "NASDAQ Biotechnology Index®" are trademarks of The NASDAQ OMX Group, Inc. "Standard & Poor's®", "S&P®", "S&P 500®", "S&P MidCap 400®", "S&P SmallCap 600®", "Standard & Poor's 500®", "S&P 500® VIX® Short-Term Futures IndexTM", "S&P 500® VIX® Mid-Term Futures IndexTM", certain "S&P Select Industry Indices", "Dow Jones Index", "DJ", "Dow Jones Industrial AverageSM", "The Dow 30SM", "Dow Jones U.S. Sector Indexes", "Dow Jones Select Sector Indexes" are products of S&P Dow Jones Indices LLC and its affiliates. The "Russell 2000® Index" and "Russell®" are trademarks of Russell Investment Group. "MSCI", "MSCI Inc.", "MSCI Index"and "EAFE" are service marks of MSCI. "ICE U.S. 7-10 Year Bond IndexTM" and "ICE U.S. 20+ Year Bond IndexTM" are trademarks of Intercontinental Exchange, Inc. "iBoxx®" is a registered trademark of Markit Indices Limited. The "NYSE Arca Gold Miners IndexSM" is a service mark of NYSE or its affiliates. All have been licensed for use by ProShares. "VIX®" is a trademark of the Chicago Board Options Exchange, Incorporated ("CBOE") and CBOE has agreed that S&P Dow Jones Indices LLC may use the "VIX®" trademark in the names of the Indexes as licensed to ProShares. "S&P®" is a registered trademark of Standard & Poor's Financial Services LLC ("S&P") and "Dow Jones®" is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates. "FTSE®" is a trademark of the London Stock Exchange plc and The Financial Times Limited and is used by FTSE International Limited ("FTSE") under license. ProShares have not been passed on by these entities or their subsidiaries or affiliates as to their legality or suitability. ProShares are not sponsored, endorsed, sold or promoted by these entities or their subsidiaries or affiliates, and they make no representation regarding the advisability of investing in ProShares. THESE ENTITIES AND THEIR SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO PROSHARES.

© 2018 ProShare Advisors LLC. All rights reserved.   PSGAN0518

Item 2. Code Of Ethics.

As of the end of the period, May 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13 (a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Michael C. Wachs is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Michael C. Wachs is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended May 31, 2018, PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Funds aggregate fees of $1,607,195 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

For the fiscal year ended May 31, 2017, PwC billed the Funds aggregate fees of $1,687,980 for professional services rendered for the audit of the Funds’ annual financial statements and review of financial statements included in the Funds’ annual report to shareholders.

(b)                                 Audit Related Fees

For the fiscal year ended May 31, 2018, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended May 31, 2017, PwC did not bill the Funds any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under the section Audit Fees above.

(c)                                  Tax Fees

For the fiscal year ended May 31, 2018, PwC billed the Funds aggregate fees of $674,030 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns and a review of the Funds' calculations of capital gain and income distributions.

For the fiscal year ended May 31, 2017, PwC billed the Funds aggregate fees of $759,250 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the preparation of the Funds’ federal and state income tax returns, preparation of tax returns for certain foreign jurisdictions, excise tax calculations and returns, preparation of swap character analysis and a review of the Funds’ calculations of capital gain and income distributions.

(d)                                 All Other Fees

For the fiscal year ended May 31, 2018, PwC did not bill the Funds any fees for products and services other than those disclosed above.

For the fiscal year ended May 31, 2017, PwC billed the Funds aggregate fees of $2,850 related to the review of certain disclosure items contained in the Funds’ semi-annual report to shareholders.

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e)(2)                   For the fiscal years ended May 31, 2018 and May 31, 2017, the Funds’ Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Funds by PwC.

(f)                                   No disclosures are required for this Item 4(f).

(g)                                  For the fiscal year ended May 31, 2018, PwC billed aggregate non-audit fees to the Funds of $674,030 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period PwC did not provide any services to the Funds’ investment adviser, ProShare Advisors LLC (the “Advisor”).

For the fiscal year ended May 31, 2017, PwC billed aggregate non-audit fees to the Funds of $762,100 as disclosed in Items 4(b), 4(c) and 4(d) above. During this period PwC also billed aggregate fees of $18,000 to the Funds’ investment adviser, ProShare Advisors LLC (the “Advisor”) related to an analysis of UK Stamp Tax.

(h)                                 The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designed audit committee established in accordance with Section 3(s)(58(A) of the Exchange Act of 1934. The registrant’s audit committee members are Michael C. Wachs, Russell S. Reynolds, III and William D. Fertig.

(b)         Not applicable.

Item 6. Investments

(a)         Schedule I — Investments in Securities of Unaffiliated Issuers

For those Funds which utilized the Summary Schedule of Investments in the annual report, full schedules of investments are included below.

Hedge Replication ETF

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS - 6.6%

Aerospace & Defense - 0.2%
Arconic, Inc.	50	882
Boeing Co. (The)	65	22,890
General Dynamics Corp.	32	6,455
Harris Corp.	14	2,107
Huntington Ingalls Industries, Inc.	5	1,105
L3 Technologies, Inc.	9	1,785
Lockheed Martin Corp.	29	9,122
Northrop Grumman Corp.	20	6,545
Raytheon Co.	34	7,123
Rockwell Collins, Inc.	19	2,613
Textron, Inc.	31	2,064
TransDigm Group, Inc.	6	2,005
United Technologies Corp.	87	10,859
		75,555
Air Freight & Logistics - 0.0%(a)
CH Robinson Worldwide, Inc.	16	1,392
Expeditors International of Washington, Inc.	21	1,564
FedEx Corp.	29	7,224
United Parcel Service, Inc., Class B	81	9,406
		19,586
Airlines - 0.0%(a)
Alaska Air Group, Inc.	14	851
American Airlines Group, Inc.	50	2,177
Delta Air Lines, Inc.	76	4,108
Southwest Airlines Co.	64	3,269
United Continental Holdings, Inc.*	28	1,949
		12,354
Auto Components - 0.0%(a)
Aptiv plc	31	3,022
BorgWarner, Inc.	23	1,122
Goodyear Tire & Rubber Co. (The)	28	684
		4,828
Automobiles - 0.0%(a)
Ford Motor Co.	459	5,301
General Motors Co.	148	6,320
Harley-Davidson, Inc.	20	822
		12,443
Banks - 0.4%
Bank of America Corp.	1,125	32,670
BB&T Corp.	91	4,777
Citigroup, Inc.	302	20,140
Citizens Financial Group, Inc.	57	2,328
Comerica, Inc.	20	1,886
Fifth Third Bancorp	82	2,508
Huntington Bancshares, Inc.	130	1,933
JPMorgan Chase & Co.	403	43,125
KeyCorp	125	2,430
M&T Bank Corp.	18	3,097
People’s United Financial, Inc.	41	755
PNC Financial Services Group, Inc. (The)	55	7,888
Regions Financial Corp.	132	2,408
SunTrust Banks, Inc.	55	3,713
SVB Financial Group*	6	1,873
US Bancorp	184	9,198
Wells Fargo & Co.	516	27,859
Zions Bancorp	23	1,261
		169,849
Beverages - 0.1%
Brown-Forman Corp., Class B	31	1,753
Coca-Cola Co. (The)	451	19,393
Constellation Brands, Inc., Class A	20	4,462
Dr Pepper Snapple Group, Inc.	21	2,505
Molson Coors Brewing Co., Class B	22	1,356
Monster Beverage Corp.*	49	2,507
PepsiCo, Inc.	167	16,742
		48,718
Biotechnology - 0.2%
AbbVie, Inc.	187	18,502
Alexion Pharmaceuticals, Inc.*	26	3,019
Amgen, Inc.	79	14,190
Biogen, Inc.*	25	7,349
Celgene Corp.*	88	6,924
Gilead Sciences, Inc.	154	10,379
Incyte Corp.*	21	1,434
Regeneron Pharmaceuticals, Inc.*	9	2,703
Vertex Pharmaceuticals, Inc.*	30	4,620
		69,120
Building Products - 0.0%(a)
Allegion plc	11	841
AO Smith Corp.	17	1,072
Fortune Brands Home & Security, Inc.	18	1,011
Johnson Controls International plc	109	3,658
Masco Corp.	37	1,379
		7,961
Capital Markets - 0.2%
Affiliated Managers Group, Inc.	6	956
Ameriprise Financial, Inc.	17	2,357
Bank of New York Mellon Corp. (The)	119	6,515
BlackRock, Inc.	15	8,013
Cboe Global Markets, Inc.	13	1,268
Charles Schwab Corp. (The)	141	7,842
CME Group, Inc.	40	6,516
E*TRADE Financial Corp.*	31	1,964
Franklin Resources, Inc.	38	1,276
Goldman Sachs Group, Inc. (The)	42	9,487
Intercontinental Exchange, Inc.	68	4,821
Invesco Ltd.	48	1,311
Jefferies Financial Services, Inc.	37	810
Moody’s Corp.	20	3,411
Morgan Stanley	162	8,123
MSCI, Inc.	11	1,788
Nasdaq, Inc.	14	1,286
Northern Trust Corp.	25	2,563
Raymond James Financial, Inc.	15	1,448
S&P Global, Inc.	30	5,925
State Street Corp.	43	4,133
T. Rowe Price Group, Inc.	29	3,521
		85,334
Chemicals - 0.1%
Air Products & Chemicals, Inc.	26	4,197
Albemarle Corp.	13	1,215
CF Industries Holdings, Inc.	27	1,111
DowDuPont, Inc.	275	17,630
Eastman Chemical Co.	17	1,773
Ecolab, Inc.	31	4,421
FMC Corp.	16	1,393
International Flavors & Fragrances, Inc.	9	1,099

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
LyondellBasell Industries NV, Class A	38	4,261
Monsanto Co.	52	6,628
Mosaic Co. (The)	41	1,127
PPG Industries, Inc.	30	3,028
Praxair, Inc.	34	5,313
Sherwin-Williams Co. (The)	10	3,792
		56,988
Commercial Services & Supplies - 0.0%(a)
Cintas Corp.	10	1,823
Republic Services, Inc.	26	1,753
Stericycle, Inc.*	10	635
Waste Management, Inc.	47	3,887
		8,098
Communications Equipment - 0.1%
Cisco Systems, Inc.	566	24,174
F5 Networks, Inc.*	7	1,212
Juniper Networks, Inc.	40	1,066
Motorola Solutions, Inc.	19	2,039
		28,491
Construction & Engineering - 0.0%(a)
Fluor Corp.	16	780
Jacobs Engineering Group, Inc.	14	907
Quanta Services, Inc.*	18	648
		2,335
Construction Materials - 0.0%(a)
Martin Marietta Materials, Inc.	7	1,560
Vulcan Materials Co.	16	2,044
		3,604
Consumer Finance - 0.0%(a)
American Express Co.	85	8,356
Capital One Financial Corp.	57	5,358
Discover Financial Services	42	3,102
Navient Corp.	31	428
Synchrony Financial	84	2,909
		20,153
Containers & Packaging - 0.0%(a)
Avery Dennison Corp.	10	1,050
Ball Corp.	41	1,515
International Paper Co.	49	2,622
Packaging Corp. of America	11	1,293
Sealed Air Corp.	20	871
WestRock Co.	30	1,766
		9,117
Distributors - 0.0%(a)
Genuine Parts Co.	17	1,543
LKQ Corp.*	36	1,144
		2,687
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	25	686

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc., Class B*	226	43,286

Diversified Telecommunication Services - 0.1%
AT&T, Inc.	722	23,335
CenturyLink, Inc.	114	2,077
Verizon Communications, Inc.	485	23,120
		48,532
Electric Utilities - 0.1%
Alliant Energy Corp.	27	1,119
American Electric Power Co., Inc.	58	3,941
Duke Energy Corp.	82	6,327
Edison International	38	2,362
Entergy Corp.	21	1,699
Eversource Energy	37	2,112
Exelon Corp.	113	4,677
FirstEnergy Corp.	53	1,824
NextEra Energy, Inc.	55	9,120
PG&E Corp.	61	2,643
Pinnacle West Capital Corp.	13	1,035
PPL Corp.	82	2,240
Southern Co. (The)	119	5,343
Xcel Energy, Inc.	60	2,731
		47,173
Electrical Equipment - 0.0%(a)
Acuity Brands, Inc.	5	591
AMETEK, Inc.	27	1,972
Eaton Corp. plc	52	3,982
Emerson Electric Co.	75	5,313
Rockwell Automation, Inc.	15	2,631
		14,489
Electronic Equipment, Instruments & Components - 0.0%(a)
Amphenol Corp., Class A	36	3,130
Corning, Inc.	102	2,771
FLIR Systems, Inc.	16	863
IPG Photonics Corp.*	4	965
TE Connectivity Ltd.	41	3,816
		11,545
Energy Equipment & Services - 0.1%
Baker Hughes a GE Co.	50	1,730
Halliburton Co.	103	5,123
Helmerich & Payne, Inc.	13	863
National Oilwell Varco, Inc.	45	1,864
Schlumberger Ltd.	163	11,193
TechnipFMC plc	52	1,620
		22,393
Equity Real Estate Investment Trusts (REITs) - 0.2%
Alexandria Real Estate Equities, Inc.	12	1,499
American Tower Corp.	52	7,195
Apartment Investment & Management Co., Class A	18	735
AvalonBay Communities, Inc.	16	2,649
Boston Properties, Inc.	18	2,192
Crown Castle International Corp.	49	5,103
Digital Realty Trust, Inc.	24	2,579
Duke Realty Corp.	42	1,181
Equinix, Inc.	9	3,572
Equity Residential	43	2,752
Essex Property Trust, Inc.	8	1,912
Extra Space Storage, Inc.	15	1,444
Federal Realty Investment Trust	9	1,070
GGP, Inc.	74	1,501
HCP, Inc.	55	1,318
Host Hotels & Resorts, Inc.	86	1,860
Iron Mountain, Inc.	33	1,099
Kimco Realty Corp.	50	773
Macerich Co. (The)	13	723
Mid-America Apartment Communities, Inc.	13	1,216
Prologis, Inc.	63	4,054
Public Storage	18	3,813
Realty Income Corp.	33	1,759
Regency Centers Corp.	17	987
SBA Communications Corp.*	14	2,213
Simon Property Group, Inc.	37	5,928
SL Green Realty Corp.	11	1,073

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
UDR, Inc.	32	1,167
Ventas, Inc.	42	2,296
Vornado Realty Trust	20	1,394
Welltower, Inc.	44	2,537
Weyerhaeuser Co.	89	3,322
		72,916
Food & Staples Retailing - 0.1%
Costco Wholesale Corp.	52	10,309
Kroger Co. (The)	95	2,311
Sysco Corp.	56	3,642
Walgreens Boots Alliance, Inc.	100	6,239
Walmart, Inc.	171	14,114
		36,615
Food Products - 0.1%
Archer-Daniels-Midland Co.	66	2,886
Campbell Soup Co.	23	774
Conagra Brands, Inc.	47	1,742
General Mills, Inc.	67	2,833
Hershey Co. (The)	17	1,531
Hormel Foods Corp.	32	1,148
JM Smucker Co. (The)	13	1,398
Kellogg Co.	29	1,867
Kraft Heinz Co. (The)	70	4,024
McCormick & Co., Inc. (Non-Voting)	14	1,414
Mondelez International, Inc., Class A	175	6,872
Tyson Foods, Inc., Class A	35	2,361
		28,850
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories	205	12,614
ABIOMED, Inc.*	5	1,906
Align Technology, Inc.*	8	2,655
Baxter International, Inc.	58	4,109
Becton Dickinson and Co.	31	6,869
Boston Scientific Corp.*	162	4,923
Cooper Cos., Inc. (The)	6	1,358
Danaher Corp.	72	7,148
DENTSPLY SIRONA, Inc.	27	1,183
Edwards Lifesciences Corp.*	25	3,433
Hologic, Inc.*	33	1,250
IDEXX Laboratories, Inc.*	10	2,082
Intuitive Surgical, Inc.*	13	5,976
Medtronic plc	159	13,725
ResMed, Inc.	17	1,748
Stryker Corp.	38	6,613
Varian Medical Systems, Inc.*	11	1,296
Zimmer Biomet Holdings, Inc.	24	2,676
		81,564
Health Care Providers & Services - 0.2%
Aetna, Inc.	38	6,693
AmerisourceBergen Corp.	19	1,561
Anthem, Inc.	30	6,643
Cardinal Health, Inc.	37	1,927
Centene Corp.*	23	2,695
Cigna Corp.	29	4,912
CVS Health Corp.	119	7,543
DaVita, Inc.*	17	1,136
Envision Healthcare Corp.*	14	600
Express Scripts Holding Co.*	66	5,003
HCA Healthcare, Inc.	33	3,404
Henry Schein, Inc.*	18	1,246
Humana, Inc.	16	4,656
Laboratory Corp. of America Holdings*	12	2,167
McKesson Corp.	24	3,406
Quest Diagnostics, Inc.	16	1,704
UnitedHealth Group, Inc.	114	27,532
Universal Health Services, Inc., Class B	10	1,150
		83,978
Health Care Technology - 0.0%(a)
Cerner Corp.*	37	2,208

Hotels, Restaurants & Leisure - 0.1%
Carnival Corp.	48	2,989
Chipotle Mexican Grill, Inc.*	3	1,290
Darden Restaurants, Inc.	15	1,311
Hilton Worldwide Holdings, Inc.	33	2,663
Marriott International, Inc., Class A	35	4,738
McDonald’s Corp.	94	15,041
MGM Resorts International	60	1,887
Norwegian Cruise Line Holdings Ltd.*	24	1,256
Royal Caribbean Cruises Ltd.	20	2,100
Starbucks Corp.	165	9,351
Wynn Resorts Ltd.	10	1,960
Yum! Brands, Inc.	39	3,172
		47,758
Household Durables - 0.0%(a)
DR Horton, Inc.	40	1,688
Garmin Ltd.	13	781
Leggett & Platt, Inc.	16	661
Lennar Corp., Class A	32	1,656
Mohawk Industries, Inc.*	7	1,428
Newell Brands, Inc.	57	1,344
PulteGroup, Inc.	31	938
Whirlpool Corp.	8	1,158
		9,654
Household Products - 0.1%
Church & Dwight Co., Inc.	29	1,362
Clorox Co. (The)	15	1,812
Colgate-Palmolive Co.	103	6,498
Kimberly-Clark Corp.	41	4,135
Procter & Gamble Co. (The)	296	21,658
		35,465
Independent Power and Renewable Electricity Producers - 0.0%(a)
AES Corp.	78	995
NRG Energy, Inc.	35	1,198
		2,193
Industrial Conglomerates - 0.1%
3M Co.	70	13,806
General Electric Co.	1,021	14,376
Honeywell International, Inc.	88	13,016
Roper Technologies, Inc.	12	3,309
		44,507
Insurance - 0.2%
Aflac, Inc.	92	4,145
Allstate Corp. (The)	42	3,926
American International Group, Inc.	106	5,596
Aon plc	29	4,056
Arthur J Gallagher & Co.	21	1,392
Assurant, Inc.	6	560
Brighthouse Financial, Inc.*	11	518
Chubb Ltd.	55	7,188
Cincinnati Financial Corp.	18	1,249
Everest Re Group Ltd.	5	1,126

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Hartford Financial Services Group, Inc. (The)	42	2,198
Lincoln National Corp.	26	1,724
Loews Corp.	32	1,564
Marsh & McLennan Cos., Inc.	60	4,822
MetLife, Inc.	122	5,611
Principal Financial Group, Inc.	32	1,786
Progressive Corp. (The)	68	4,222
Prudential Financial, Inc.	50	4,842
Torchmark Corp.	12	1,018
Travelers Cos., Inc. (The)	32	4,113
Unum Group	26	1,009
Willis Towers Watson plc	16	2,418
XL Group Ltd.	30	1,667
		66,750
Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc.*	47	76,592
Booking Holdings, Inc.*	6	12,654
Expedia Group, Inc.	14	1,694
Netflix, Inc.*	51	17,932
TripAdvisor, Inc.*	13	678
		109,550
Internet Software & Services - 0.3%
Akamai Technologies, Inc.*	20	1,508
Alphabet, Inc., Class A*	35	38,500
Alphabet, Inc., Class C*	36	39,060
eBay, Inc.*	111	4,187
Facebook, Inc., Class A*	282	54,082
VeriSign, Inc.*	10	1,304
		138,641
IT Services - 0.3%
Accenture plc, Class A	72	11,213
Alliance Data Systems Corp.	6	1,265
Automatic Data Processing, Inc.	52	6,761
Cognizant Technology Solutions Corp., Class A	69	5,199
DXC Technology Co.	34	3,132
Fidelity National Information Services, Inc.	39	3,987
Fiserv, Inc.*	49	3,557
Gartner, Inc.*	11	1,460
Global Payments, Inc.	19	2,112
International Business Machines Corp.	101	14,272
Mastercard, Inc., Class A	109	20,723
Paychex, Inc.	38	2,492
PayPal Holdings, Inc.*	133	10,915
Total System Services, Inc.	19	1,619
Visa, Inc., Class A	212	27,713
Western Union Co. (The)	54	1,074
		117,494
Leisure Products - 0.0%(a)
Hasbro, Inc.	13	1,128
Mattel, Inc.	40	621
		1,749
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	38	2,353
Illumina, Inc.*	17	4,631
IQVIA Holdings, Inc.*	17	1,682
Mettler-Toledo International, Inc.*	3	1,652
PerkinElmer, Inc.	13	966
Thermo Fisher Scientific, Inc.	47	9,789
Waters Corp.*	9	1,734
		22,807
Machinery - 0.1%
Caterpillar, Inc.	70	10,634
Cummins, Inc.	18	2,563
Deere & Co.	38	5,681
Dover Corp.	18	1,390
Flowserve Corp.	15	620
Fortive Corp.	36	2,617
Illinois Tool Works, Inc.	36	5,173
Ingersoll-Rand plc	29	2,539
PACCAR, Inc.	41	2,552
Parker-Hannifin Corp.	16	2,734
Pentair plc	19	829
Snap-on, Inc.	7	1,035
Stanley Black & Decker, Inc.	18	2,506
Xylem, Inc.	21	1,478
		42,351
Media - 0.2%
CBS Corp. (Non-Voting), Class B	41	2,065
Charter Communications, Inc., Class A*	22	5,743
Comcast Corp., Class A	545	16,993
Discovery, Inc., Class A*	18	380
Discovery, Inc., Class C*	40	791
DISH Network Corp., Class A*	27	798
Interpublic Group of Cos., Inc. (The)	45	1,017
News Corp., Class A	45	676
News Corp., Class B	14	216
Omnicom Group, Inc.	27	1,946
Time Warner, Inc.	92	8,663
Twenty-First Century Fox, Inc., Class A	124	4,780
Twenty-First Century Fox, Inc., Class B	52	1,985
Viacom, Inc., Class B	41	1,111
Walt Disney Co. (The)	177	17,606
		64,770
Metals & Mining - 0.0%(a)
Freeport-McMoRan, Inc.	158	2,670
Newmont Mining Corp.	63	2,453
Nucor Corp.	37	2,375
		7,498
Multiline Retail - 0.0%(a)
Dollar General Corp.	30	2,624
Dollar Tree, Inc.*	28	2,313
Kohl’s Corp.	20	1,335
Macy’s, Inc.	36	1,257
Nordstrom, Inc.	14	686
Target Corp.	64	4,665
		12,880
Multi-Utilities - 0.1%
Ameren Corp.	29	1,716
CenterPoint Energy, Inc.	51	1,333
CMS Energy Corp.	33	1,522
Consolidated Edison, Inc.	36	2,762
Dominion Energy, Inc.	77	4,943
DTE Energy Co.	21	2,151
NiSource, Inc.	40	1,012
Public Service Enterprise Group, Inc.	59	3,126
SCANA Corp.	17	617
Sempra Energy	30	3,196
WEC Energy Group, Inc.	37	2,337
		24,715

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Oil, Gas & Consumable Fuels - 0.4%
Anadarko Petroleum Corp.	61	4,258
Andeavor	17	2,455
Apache Corp.	45	1,800
Cabot Oil & Gas Corp.	54	1,234
Chevron Corp.	225	27,967
Cimarex Energy Co.	11	1,022
Concho Resources, Inc.*	18	2,472
ConocoPhillips	138	9,300
Devon Energy Corp.	62	2,577
EOG Resources, Inc.	68	8,011
EQT Corp.	29	1,495
Exxon Mobil Corp.	498	40,457
Hess Corp.	31	1,873
Kinder Morgan, Inc.	223	3,720
Marathon Oil Corp.	100	2,143
Marathon Petroleum Corp.	56	4,426
Newfield Exploration Co.*	23	672
Noble Energy, Inc.	58	2,071
Occidental Petroleum Corp.	90	7,578
ONEOK, Inc.	48	3,272
Phillips 66	49	5,708
Pioneer Natural Resources Co.	20	3,862
Range Resources Corp.	27	428
Valero Energy Corp.	51	6,181
Williams Cos., Inc. (The)	97	2,605
		147,587
Personal Products - 0.0%(a)
Coty, Inc., Class A	56	742
Estee Lauder Cos., Inc. (The), Class A	26	3,885
		4,627
Pharmaceuticals - 0.3%
Allergan plc	39	5,881
Bristol-Myers Squibb Co.	192	10,103
Eli Lilly & Co.	113	9,610
Johnson & Johnson	315	37,680
Merck & Co., Inc.	317	18,871
Mylan NV*	61	2,346
Nektar Therapeutics*	19	1,525
Perrigo Co. plc	15	1,098
Pfizer, Inc.	700	25,151
Zoetis, Inc.	57	4,771
		117,036
Professional Services - 0.0%(a)
Equifax, Inc.	14	1,596
IHS Markit Ltd.*	43	2,119
Nielsen Holdings plc	39	1,177
Robert Half International, Inc.	15	955
Verisk Analytics, Inc.*	18	1,912
		7,759
Real Estate Management & Development - 0.0%(a)
CBRE Group, Inc., Class A*	36	1,663

Road & Rail - 0.1%
CSX Corp.	104	6,724
JB Hunt Transport Services, Inc.	10	1,281
Kansas City Southern	12	1,286
Norfolk Southern Corp.	33	5,004
Union Pacific Corp.	93	13,277
		27,572
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.*	97	1,332
Analog Devices, Inc.	43	4,179
Applied Materials, Inc.	124	6,297
Broadcom, Inc.	48	12,099
Intel Corp.	550	30,360
KLA-Tencor Corp.	18	2,038
Lam Research Corp.	19	3,765
Microchip Technology, Inc.	28	2,727
Micron Technology, Inc.*	136	7,832
NVIDIA Corp.	71	17,905
Qorvo, Inc.*	15	1,204
QUALCOMM, Inc.	174	10,113
Skyworks Solutions, Inc.	21	2,071
Texas Instruments, Inc.	116	12,982
Xilinx, Inc.	30	2,043
		116,947
Software - 0.4%
Activision Blizzard, Inc.	89	6,311
Adobe Systems, Inc.*	58	14,458
ANSYS, Inc.*	10	1,628
Autodesk, Inc.*	26	3,357
CA, Inc.	37	1,322
Cadence Design Systems, Inc.*	33	1,401
Citrix Systems, Inc.*	15	1,584
Electronic Arts, Inc.*	36	4,713
Intuit, Inc.	29	5,846
Microsoft Corp.	905	89,450
Oracle Corp.	355	16,586
Red Hat, Inc.*	21	3,411
salesforce.com, Inc.*	81	10,476
Symantec Corp.	73	1,517
Synopsys, Inc.*	17	1,497
Take-Two Interactive Software, Inc.*	13	1,457
		165,014
Specialty Retail - 0.2%
Advance Auto Parts, Inc.	9	1,158
AutoZone, Inc.*	3	1,948
Best Buy Co., Inc.	30	2,048
CarMax, Inc.*	21	1,447
Foot Locker, Inc.	14	756
Gap, Inc. (The)	26	727
Home Depot, Inc. (The)	137	25,557
L Brands, Inc.	29	983
Lowe’s Cos., Inc.	98	9,311
O’Reilly Automotive, Inc.*	10	2,694
Ross Stores, Inc.	45	3,550
Tiffany & Co.	12	1,569
TJX Cos., Inc. (The)	74	6,684
Tractor Supply Co.	15	1,115
Ulta Beauty, Inc.*	7	1,728
		61,275
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.	596	111,374
Hewlett Packard Enterprise Co.	184	2,804
HP, Inc.	192	4,230
NetApp, Inc.	31	2,118
Seagate Technology plc	33	1,860
Western Digital Corp.	35	2,923
Xerox Corp.	25	679
		125,988
Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc.	42	766
Michael Kors Holdings Ltd.*	18	1,033
NIKE, Inc., Class B	153	10,985
PVH Corp.	9	1,440

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Ralph Lauren Corp.	7	942
Tapestry, Inc.	33	1,443
Under Armour, Inc., Class A*	22	460
Under Armour, Inc., Class C*	22	416
VF Corp.	39	3,165
		20,650
Tobacco - 0.1%
Altria Group, Inc.	223	12,430
Philip Morris International, Inc.	183	14,556
		26,986
Trading Companies & Distributors - 0.0%(a)
Fastenal Co.	34	1,810
United Rentals, Inc.*	10	1,595
WW Grainger, Inc.	6	1,854
		5,259
Water Utilities - 0.0%(a)
American Water Works Co., Inc.	21	1,746

TOTAL COMMON STOCKS (Cost $2,685,006)		2,710,347

	Number of Rights

RIGHTS - 0.0%(a)

Biotechnology - 0.0%(a)
Dyax Corp., CVR*(b)(c)	288	320
Tobira Therapeutics, Inc., CVR*(b)(c)	10	—
TOTAL RIGHTS (Cost $–)		320

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 90.1%

REPURCHASE AGREEMENTS(d) - 15.8%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $6,450,441 (Cost $6,450,126)	6,450,126	6,450,126
U.S. TREASURY OBLIGATIONS - 74.3%
U.S. Treasury Bills
1.81%, 8/2/2018(e) (Cost $30,375,550)	30,470,000	30,380,410
TOTAL SHORT-TERM INVESTMENTS (Cost $36,825,676)		36,830,536
Total Investments - 96.7% (Cost $39,510,682)		39,541,203
Other Assets Less Liabilities - 3.3%		1,355,123
Net Assets - 100.0%		40,896,326

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

See accompanying notes to the financial statements.

(b)         Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $320, which represents approximately 0.00% of net assets of the Fund.

(c)          Illiquid security.

(d)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

(e)          The rate shown was the current yield as of May 31, 2018.

Abbreviations

CVR                                             Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$528,637
Aggregate gross unrealized depreciation	(206,070)
Net unrealized appreciation	$322,567
Federal income tax cost	$39,538,492

Futures Contracts Sold

Hedge Replication ETF had the following open short futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
E-Mini Euro	43	6/18/2018	USD	$3,145,181	$167,314

See accompanying notes to the financial statements.

Swap Agreements(1)

Hedge Replication ETF had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
483,258	1/7/2019	Credit Suisse International	2.53%	S&P 500® Total Return Index	(76,502)
882,292	11/13/2019	Credit Suisse International	1.63%	iShares® MSCI EAFE ETF(6)	2,602
1,269,300	11/13/2019	Credit Suisse International	1.68%	iShares® MSCI Emerging Markets ETF(6)	28,440
3,703,638	11/13/2019	Credit Suisse International	2.23%	Russell 2000® Total Return Index	201,124
6,338,488					155,664	—	—	155,664
17,352	11/13/2019	Morgan Stanley & Co. International plc	2.18%	iShares® MSCI Emerging Markets ETF(6)	(130)
277,542	1/7/2019	Morgan Stanley & Co. International plc	2.43%	S&P 500® Total Return Index	(42,726)
294,894					(42,856)	—	42,856	—
2,317	11/6/2019	Societe Generale	1.93%	Russell 2000® Total Return Index	193
1,077,226	11/13/2019	Societe Generale	2.63%	iShares® MSCI EAFE ETF(6)	19,926
2,894,099	11/6/2019	Societe Generale	1.58%	iShares® MSCI Emerging Markets ETF(6)	21,250
3,973,642					41,369	—	—	41,369
4,379	11/13/2019	UBS AG	1.93%	Russell 2000® Total Return Index	357
1,351,610	11/13/2019	UBS AG	1.73%	iShares® MSCI Emerging Markets ETF(6)	(8,065)
1,881,363	11/13/2019	UBS AG	1.93%	iShares® MSCI EAFE ETF(6)	6,073
3,237,352					(1,635)	—	1,635	—

13,844,376					152,542
				Total Appreciation	279,965
				Total Depreciation	(127,423)

See accompanying notes to the financial statements.

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)             In order to facilitate the daily valuation of these swap transactions as of close of business New York time, one or more financial products traded on a U.S. exchange are used as the reference entity as a surrogate for the respective underlying index for the purposes of both daily valuation calculation as well as final settlement of the swap.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

Large Cap Core Plus

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 95.0%

Aerospace & Defense - 2.5%
Arconic, Inc.	36,991	652,891
Boeing Co. (The)	10,220	3,599,075
General Dynamics Corp.	17,302	3,489,986
Huntington Ingalls Industries, Inc.	10,027	2,216,669
Lockheed Martin Corp.	878	276,166
Northrop Grumman Corp.	9,335	3,054,879
Raytheon Co.	3,733	782,064
Rockwell Collins, Inc.	20,989	2,886,197
TransDigm Group, Inc.	6,524	2,179,734
United Technologies Corp.	2,326	290,331
		19,427,992
Airlines - 0.7%
Alaska Air Group, Inc.	21,767	1,323,651
American Airlines Group, Inc.	45,303	1,972,492
United Continental Holdings, Inc.*	25,496	1,774,267
		5,070,410
Auto Components - 0.5%
BorgWarner, Inc.	38,448	1,875,493
Goodyear Tire & Rubber Co. (The)	81,208	1,983,912
		3,859,405
Automobiles - 0.9%
Ford Motor Co.	295,667	3,414,954
General Motors Co.	89,634	3,827,372
		7,242,326
Banks - 4.8%
Bank of America Corp.	187,683	5,450,314
Citigroup, Inc.	32,179	2,146,018
Citizens Financial Group, Inc.	63,004	2,573,713
Fifth Third Bancorp	85,329	2,609,361
Huntington Bancshares, Inc.	73,289	1,089,807
JPMorgan Chase & Co.	65,290	6,986,683
KeyCorp	129,496	2,517,402
People’s United Financial, Inc.	130,430	2,401,216
PNC Financial Services Group, Inc. (The)	8,587	1,231,462
Regions Financial Corp.	147,169	2,684,363
SunTrust Banks, Inc.	44,415	2,998,457
Wells Fargo & Co.	90,711	4,897,487
		37,586,283
Beverages - 1.2%
Brown-Forman Corp., Class B	46,731	2,643,106
Coca-Cola Co. (The)	40,802	1,754,486
Constellation Brands, Inc., Class A	14,591	3,254,960
PepsiCo, Inc.	21,036	2,108,859
		9,761,411
Biotechnology - 2.3%
AbbVie, Inc.	39,406	3,898,829
Alexion Pharmaceuticals, Inc.*	8,156	947,156
Amgen, Inc.	5,985	1,075,026
Biogen, Inc.*	8,932	2,625,651
Celgene Corp.*	20,616	1,622,067
Gilead Sciences, Inc.	36,055	2,430,107
Incyte Corp.*	15,708	1,072,385
Regeneron Pharmaceuticals, Inc.*	3,806	1,143,018
Vertex Pharmaceuticals, Inc.*	21,694	3,340,876
		18,155,115
Building Products - 0.7%
Fortune Brands Home & Security, Inc.	37,438	2,102,892
Johnson Controls International plc	70,346	2,360,812
Masco Corp.	17,567	654,722
		5,118,426
Capital Markets - 3.5%
Affiliated Managers Group, Inc.	14,652	2,333,477
Ameriprise Financial, Inc.	19,739	2,736,418
Cboe Global Markets, Inc.	24,857	2,425,049
CME Group, Inc.	22,668	3,692,617
E*TRADE Financial Corp.*	15,241	965,517
Franklin Resources, Inc.	15,532	521,409
Goldman Sachs Group, Inc. (The)	1,185	267,668
Intercontinental Exchange, Inc.	36,749	2,605,137
Invesco Ltd.	92,026	2,514,150
Jefferies Financial Services, Inc.	23,982	524,726
Nasdaq, Inc.	28,336	2,602,945
Raymond James Financial, Inc.	27,555	2,660,711
S&P Global, Inc.	15,762	3,112,995
T. Rowe Price Group, Inc.	6,926	840,955
		27,803,774
Chemicals - 1.9%
CF Industries Holdings, Inc.	64,936	2,671,467
DowDuPont, Inc.	28,474	1,825,468
Eastman Chemical Co.	24,884	2,595,650
LyondellBasell Industries NV, Class A	25,295	2,836,075
Mosaic Co. (The)	43,252	1,188,998
Praxair, Inc.	21,456	3,352,715
Sherwin-Williams Co. (The)	832	315,536
		14,785,909
Commercial Services & Supplies - 0.7%
Republic Services, Inc.	39,488	2,662,676
Waste Management, Inc.	37,415	3,094,594
		5,757,270
Communications Equipment - 0.6%
Cisco Systems, Inc.	70,790	3,023,441
F5 Networks, Inc.*	6,559	1,135,428
Juniper Networks, Inc.	26,364	702,337
		4,861,206
Construction & Engineering - 0.3%
Fluor Corp.	41,987	2,046,447
Quanta Services, Inc.*	9,426	339,430
		2,385,877
Construction Materials - 0.1%
Vulcan Materials Co.	6,827	872,081

Consumer Finance - 1.1%
Capital One Financial Corp.	11,537	1,084,478
Discover Financial Services	38,658	2,855,280
Navient Corp.	130,929	1,808,130
Synchrony Financial	85,726	2,968,691
		8,716,579
Containers & Packaging - 0.8%
Avery Dennison Corp.	13,234	1,389,967
Ball Corp.	58,632	2,166,452
International Paper Co.	5,487	293,554
WestRock Co.	44,237	2,604,675
		6,454,648
Distributors - 0.3%
LKQ Corp.*	83,577	2,655,241

Diversified Consumer Services - 0.1%
H&R Block, Inc.	37,628	1,032,889

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B*	37,140	7,113,424

Diversified Telecommunication Services - 1.0%
AT&T, Inc.	114,497	3,700,543
CenturyLink, Inc.	53,665	977,776
Verizon Communications, Inc.	70,628	3,366,837
		8,045,156
Electric Utilities - 2.4%
American Electric Power Co., Inc.	36,373	2,471,545
Edison International	43,966	2,732,927
Entergy Corp.	16,151	1,306,778
Exelon Corp.	81,360	3,367,490
FirstEnergy Corp.	76,726	2,640,909
PG&E Corp.	63,192	2,738,109
Pinnacle West Capital Corp.	11,099	883,591
Xcel Energy, Inc.	63,786	2,903,539
		19,044,888
Electrical Equipment - 0.4%
Acuity Brands, Inc.	3,964	468,743
AMETEK, Inc.	36,125	2,638,209
		3,106,952
Electronic Equipment, Instruments & Components - 0.3%
Corning, Inc.	78,474	2,132,139
Knowles Corp.*	1	7
		2,132,146
Energy Equipment & Services - 1.0%
Apergy Corp.*	12,063	521,001
Baker Hughes a GE Co.	37,211	1,287,128
Halliburton Co.	42,138	2,095,944
Helmerich & Payne, Inc.	36,345	2,412,581
National Oilwell Varco, Inc.	35,918	1,487,724
Schlumberger Ltd.	4,040	277,427
		8,081,805
Equity Real Estate Investment Trusts (REITs) - 5.1%
Apartment Investment & Management Co., Class A	59,502	2,429,467
AvalonBay Communities, Inc.	17,096	2,830,072
Duke Realty Corp.	88,723	2,494,891
Equinix, Inc.	4,688	1,860,433
Essex Property Trust, Inc.	4,326	1,034,044
Extra Space Storage, Inc.	27,433	2,640,426
Federal Realty Investment Trust	21,140	2,513,334
GGP, Inc.	65,541	1,329,171
Host Hotels & Resorts, Inc.	109,949	2,378,197
Iron Mountain, Inc.	16,461	547,987
Kimco Realty Corp.	168,934	2,611,720
Mid-America Apartment Communities, Inc.	27,361	2,559,895
Prologis, Inc.	48,408	3,115,055
Regency Centers Corp.	35,281	2,049,120
SBA Communications Corp.*	4,471	706,731
Simon Property Group, Inc.	19,215	3,078,627
UDR, Inc.	56,421	2,057,674
Ventas, Inc.	46,791	2,557,596
Welltower, Inc.	25,221	1,453,991
		40,248,431
Food & Staples Retailing - 0.6%
Kroger Co. (The)	74,704	1,817,548
Walgreens Boots Alliance, Inc.	24,927	1,555,196
Walmart, Inc.	14,431	1,191,135
		4,563,879
Food Products - 1.8%
Archer-Daniels-Midland Co.	58,959	2,577,688
Campbell Soup Co.	40,988	1,378,836
Conagra Brands, Inc.	62,315	2,309,394
General Mills, Inc.	17,867	755,595
Hershey Co. (The)	22,933	2,064,887
Hormel Foods Corp.	14,612	524,425
JM Smucker Co. (The)	13,522	1,453,615
McCormick & Co., Inc. (Non-Voting)	6,048	610,848
Tyson Foods, Inc., Class A	39,433	2,660,545
		14,335,833
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	60,468	3,720,596
Align Technology, Inc.*	4,392	1,457,924
Baxter International, Inc.	45,430	3,218,261
Boston Scientific Corp.*	38,080	1,157,251
Cooper Cos., Inc. (The)	8,248	1,866,605
Danaher Corp.	11,980	1,189,374
Edwards Lifesciences Corp.*	18,466	2,535,567
IDEXX Laboratories, Inc.*	12,098	2,518,925
Intuitive Surgical, Inc.*	3,521	1,618,498
Medtronic plc	9,106	786,030
		20,069,031
Health Care Providers & Services - 3.3%
AmerisourceBergen Corp.	28,102	2,308,298
Anthem, Inc.	9,793	2,168,366
Cardinal Health, Inc.	37,116	1,933,372
Centene Corp.*	14,416	1,688,979
CVS Health Corp.	53,521	3,392,696
Envision Healthcare Corp.*	50,011	2,144,472
Express Scripts Holding Co.*	47,442	3,596,578
Humana, Inc.	2,292	666,926
McKesson Corp.	16,083	2,282,821
Quest Diagnostics, Inc.	18,157	1,934,265
UnitedHealth Group, Inc.	14,517	3,506,001
Universal Health Services, Inc., Class B	2,624	301,708
		25,924,482
Health Care Technology - 0.3%
Cerner Corp.*	34,079	2,033,835

Hotels, Restaurants & Leisure - 2.9%
Carnival Corp.	45,616	2,840,964
Darden Restaurants, Inc.	21,754	1,901,517
Hilton Worldwide Holdings, Inc.	33,185	2,678,361
Marriott International, Inc., Class A	24,094	3,261,364
McDonald’s Corp.	5,998	959,740
MGM Resorts International	82,337	2,589,499
Norwegian Cruise Line Holdings Ltd.*	49,920	2,612,813
Royal Caribbean Cruises Ltd.	24,261	2,546,920
Wyndham Worldwide Corp.	19,618	2,127,376
Wynn Resorts Ltd.	4,358	854,211
		22,372,765
Household Durables - 1.2%
DR Horton, Inc.	50,072	2,113,539
Garmin Ltd.	35,730	2,147,016
Lennar Corp., Class A	40,111	2,075,343
PulteGroup, Inc.	81,049	2,451,732
Whirlpool Corp.	4,126	597,239
		9,384,869
Household Products - 1.0%
Church & Dwight Co., Inc.	42,889	2,013,639
Clorox Co. (The)	21,058	2,544,438

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Procter & Gamble Co. (The)	39,200	2,868,264
		7,426,341
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp.	109,388	1,394,697

Industrial Conglomerates - 0.5%
3M Co.	4,305	849,075
General Electric Co.	153,584	2,162,463
Honeywell International, Inc.	8,315	1,229,871
		4,241,409
Insurance - 3.7%
Aflac, Inc.	22,632	1,019,798
Allstate Corp. (The)	30,965	2,894,608
Arthur J Gallagher & Co.	37,808	2,505,914
Assurant, Inc.	27,828	2,597,744
Brighthouse Financial, Inc.*	49,135	2,314,750
Everest Re Group Ltd.	9,709	2,187,341
Hartford Financial Services Group, Inc. (The)	22,177	1,160,522
Loews Corp.	44,203	2,160,201
Marsh & McLennan Cos., Inc.	14,623	1,175,250
MetLife, Inc.	17,579	808,458
Principal Financial Group, Inc.	37,619	2,099,140
Progressive Corp. (The)	51,585	3,202,913
Torchmark Corp.	29,591	2,510,205
Travelers Cos., Inc. (The)	4,361	560,476
Unum Group	45,283	1,757,433
		28,954,753
Internet & Direct Marketing Retail - 2.7%
Amazon.com, Inc.*	8,584	13,988,658
Booking Holdings, Inc.*	891	1,879,048
Expedia Group, Inc.	4,535	548,871
Netflix, Inc.*	12,653	4,448,795
		20,865,372
Internet Software & Services - 3.5%
Alphabet, Inc., Class A*	5,335	5,868,500
Alphabet, Inc., Class C*	5,474	5,939,235
Facebook, Inc., Class A*	69,190	13,269,258
VeriSign, Inc.*	20,658	2,694,630
		27,771,623
IT Services - 2.4%
Accenture plc, Class A	1,906	296,840
Alliance Data Systems Corp.	12,440	2,622,601
Cognizant Technology Solutions Corp., Class A	3,817	287,611
DXC Technology Co.	29,255	2,694,678
International Business Machines Corp.	6,978	986,061
Mastercard, Inc., Class A	10,978	2,087,137
Paychex, Inc.	44,720	2,932,738
PayPal Holdings, Inc.*	3,782	310,389
Total System Services, Inc.	10,881	926,952
Visa, Inc., Class A	27,394	3,580,944
Western Union Co. (The)	105,120	2,090,837
		18,816,788
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	39,782	2,463,301
IQVIA Holdings, Inc.*	26,683	2,639,749
Mettler-Toledo International, Inc.*	4,144	2,282,267
		7,385,317
Machinery - 2.2%
Caterpillar, Inc.	1,927	292,731
Cummins, Inc.	18,211	2,593,064
Deere & Co.	6,166	921,879
Dover Corp.	28,088	2,168,674
Illinois Tool Works, Inc.	8,286	1,190,698
PACCAR, Inc.	44,539	2,771,662
Parker-Hannifin Corp.	14,827	2,533,934
Snap-on, Inc.	11,906	1,759,945
Stanley Black & Decker, Inc.	16,897	2,352,738
Xylem, Inc.	7,824	550,810
		17,136,135
Media - 2.3%
Comcast Corp., Class A	114,583	3,572,698
Discovery, Inc., Class A*	104,365	2,201,058
DISH Network Corp., Class A*	59,152	1,747,942
News Corp., Class A	58,882	884,996
Omnicom Group, Inc.	34,458	2,483,733
Twenty-First Century Fox, Inc., Class A	85,894	3,311,214
Viacom, Inc., Class B	83,106	2,252,172
Walt Disney Co. (The)	16,583	1,649,511
		18,103,324
Metals & Mining - 0.6%
Freeport-McMoRan, Inc.	157,910	2,668,679
Nucor Corp.	37,237	2,390,243
		5,058,922
Multiline Retail - 0.5%
Macy’s, Inc.	15,541	542,536
Nordstrom, Inc.	5,813	285,012
Target Corp.	44,374	3,234,421
		4,061,969
Multi-Utilities - 1.4%
Ameren Corp.	41,693	2,467,809
CenterPoint Energy, Inc.	97,951	2,559,460
Consolidated Edison, Inc.	36,960	2,835,941
DTE Energy Co.	26,389	2,703,025
SCANA Corp.	12,545	455,383
Sempra Energy	2,724	290,188
		11,311,806
Oil, Gas & Consumable Fuels - 5.3%
Andeavor	7,192	1,038,741
Cabot Oil & Gas Corp.	79,194	1,809,583
Chevron Corp.	41,835	5,200,090
Cimarex Energy Co.	25,821	2,399,287
Concho Resources, Inc.*	18,080	2,482,565
ConocoPhillips	62,609	4,219,220
Devon Energy Corp.	26,223	1,090,090
EOG Resources, Inc.	33,865	3,989,636
EQT Corp.	31,251	1,610,676
Exxon Mobil Corp.	92,004	7,474,405
Marathon Petroleum Corp.	9,390	742,092
Newfield Exploration Co.*	16,177	473,015
ONEOK, Inc.	9,721	662,583
Phillips 66	12,696	1,478,957
Pioneer Natural Resources Co.	6,518	1,258,626
Range Resources Corp.	130,583	2,068,435
Valero Energy Corp.	27,748	3,363,058
		41,361,059
Personal Products - 0.4%
Estee Lauder Cos., Inc. (The), Class A	20,453	3,056,496

Pharmaceuticals - 2.4%
Allergan plc	17,599	2,653,929
Bristol-Myers Squibb Co.	30,065	1,582,020
Eli Lilly & Co.	6,404	544,596
Johnson & Johnson	49,910	5,970,234

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Merck & Co., Inc.	44,601	2,655,098
Pfizer, Inc.	86,201	3,097,202
Zoetis, Inc.	27,855	2,331,464
		18,834,543
Professional Services - 0.4%
Equifax, Inc.	13,793	1,571,850
Nielsen Holdings plc	44,471	1,341,690
		2,913,540
Road & Rail - 1.4%
CSX Corp.	17,774	1,149,089
JB Hunt Transport Services, Inc.	3,833	491,007
Kansas City Southern	11,002	1,178,864
Norfolk Southern Corp.	22,259	3,375,578
Union Pacific Corp.	34,609	4,940,781
		11,135,319
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc.*	41,237	566,184
Analog Devices, Inc.	21,451	2,084,608
Applied Materials, Inc.	36,669	1,862,052
Broadcom, Inc.	3,531	890,059
Intel Corp.	98,638	5,444,818
KLA-Tencor Corp.	9,683	1,096,406
Lam Research Corp.	14,819	2,936,829
Microchip Technology, Inc.	21,558	2,099,318
Micron Technology, Inc.*	73,720	4,245,535
NVIDIA Corp.	16,025	4,041,345
Skyworks Solutions, Inc.	25,215	2,486,451
Texas Instruments, Inc.	16,172	1,809,808
		29,563,413
Software - 5.1%
Adobe Systems, Inc.*	21,802	5,434,803
CA, Inc.	59,656	2,132,105
Citrix Systems, Inc.*	24,479	2,585,472
Intuit, Inc.	10,098	2,035,757
Microsoft Corp.	169,919	16,794,794
Oracle Corp.	108,473	5,067,859
Red Hat, Inc.*	3,907	634,575
Symantec Corp.	95,135	1,976,905
Synopsys, Inc.*	28,929	2,547,777
Take-Two Interactive Software, Inc.*	4,175	467,934
		39,677,981
Specialty Retail - 1.9%
AutoZone, Inc.*	2,992	1,942,765
Best Buy Co., Inc.	19,011	1,297,501
Gap, Inc. (The)	30,793	861,588
Home Depot, Inc. (The)	19,389	3,617,018
L Brands, Inc.	17,449	591,696
Lowe’s Cos., Inc.	10,589	1,006,061
O’Reilly Automotive, Inc.*	2,425	653,319
Ross Stores, Inc.	37,511	2,958,868
Ulta Beauty, Inc.*	8,556	2,112,562
		15,041,378
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	114,168	21,334,574
Hewlett Packard Enterprise Co.	56,265	857,478
HP, Inc.	142,257	3,133,922
NetApp, Inc.	11,546	788,823
Western Digital Corp.	18,515	1,546,188
Xerox Corp.	24,413	663,545
		28,324,530
Textiles, Apparel & Luxury Goods - 1.0%
Michael Kors Holdings Ltd.*	37,849	2,172,154
NIKE, Inc., Class B	10,106	725,611
Ralph Lauren Corp.	16,968	2,283,554
Tapestry, Inc.	13,017	569,103
Under Armour, Inc., Class A*	109,219	2,282,677
		8,033,099
Tobacco - 0.7%
Altria Group, Inc.	78,701	4,386,794
Philip Morris International, Inc.	17,381	1,382,484
		5,769,278
Trading Companies & Distributors - 0.3%
United Rentals, Inc.*	13,983	2,231,267

TOTAL COMMON STOCKS (Cost $670,823,258)		746,474,697

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 3.4%
REPURCHASE AGREEMENTS(b) - 3.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $26,376,407 (Cost $26,375,121)	26,375,121	26,375,121

Total Investments - 98.4% (Cost $697,198,379)		772,849,818
Other Assets Less Liabilities - 1.6%		12,380,615
Net Assets - 100.0%		785,230,433

See accompanying notes to the financial statements.

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $30,224,748.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$112,642,266
Aggregate gross unrealized depreciation	(32,563,469)
Net unrealized appreciation	$80,078,797
Federal income tax cost	$698,732,404

Swap Agreements(1)

Large Cap Core Plus had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
(10,600,775)	1/7/2019	Goldman Sachs International	(1.85)%	Credit Suisse 130/30 Large Cap Index (short portion)(6)	(5,659,760)	—	2,874,800	(2,784,960)

(180,254,862)	1/7/2019	Societe Generale	(1.73)%	Credit Suisse 130/30 Large Cap Index (short portion)(6)	624,798
188,163,116	11/13/2019	Societe Generale	2.13%	Credit Suisse 130/30 Large Cap Index (long portion)(7)	8,593,451
7,908,254					9,218,249	(7,058,249)	(2,160,000)	—
(44,862,945)	11/6/2018	UBS AG	(2.03)%	Credit Suisse 130/30 Large Cap Index (short portion)(6)	(1,361,763)
86,557,790	11/13/2019	UBS AG	2.28%	Credit Suisse 130/30 Large Cap Index (long portion)(7)	3,764,657
41,694,845					2,402,894	(1,572,854)	(830,040)	—

39,002,324					5,961,383
				Total Appreciation	12,982,906
				Total Depreciation	(7,021,523)

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)             Certain underlying short component disclosures related to this index may be found on the website at www.proshares.com/media/Large_Cap_Short_May.pdf.

(7)             See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative long components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

RAFI® Long/Short

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 96.4%

Aerospace & Defense - 2.0%
Arconic, Inc.	301	5,313
Boeing Co. (The)	138	48,598
Curtiss-Wright Corp.	13	1,654
Esterline Technologies Corp.*	23	1,678
General Dynamics Corp.	94	18,961
Harris Corp.	35	5,266
Hexcel Corp.	23	1,629
Huntington Ingalls Industries, Inc.	15	3,316
KLX, Inc.*	25	1,846
L3 Technologies, Inc.	37	7,338
Lockheed Martin Corp.	83	26,107
Moog, Inc., Class A	19	1,549
Northrop Grumman Corp.	46	15,053
Orbital ATK, Inc.	17	2,273
Raytheon Co.	100	20,950
Rockwell Collins, Inc.	36	4,950
Spirit AeroSystems Holdings, Inc., Class A	32	2,711
Teledyne Technologies, Inc.*	11	2,216
Textron, Inc.	125	8,322
TransDigm Group, Inc.	23	7,685
Triumph Group, Inc.	58	1,230
United Technologies Corp.	402	50,178
		238,823
Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	70	6,090
Expeditors International of Washington, Inc.	66	4,916
FedEx Corp.	110	27,403
Hub Group, Inc., Class A*	35	1,748
United Parcel Service, Inc., Class B	341	39,597
XPO Logistics, Inc.*	38	4,000
		83,754
Airlines - 0.2%
American Airlines Group, Inc.	88	3,831
Delta Air Lines, Inc.	120	6,486
JetBlue Airways Corp.*	74	1,398
Southwest Airlines Co.	58	2,963
United Continental Holdings, Inc.*	95	6,611
		21,289
Auto Components - 0.5%
Adient plc	159	8,465
American Axle & Manufacturing Holdings, Inc.*	136	2,152
Aptiv plc	89	8,677
Autoliv, Inc.	45	6,659
BorgWarner, Inc.	102	4,976
Cooper Tire & Rubber Co.	58	1,491
Cooper-Standard Holdings, Inc.*	16	1,987
Dana, Inc.	113	2,520
Delphi Technologies plc	61	3,056
Gentex Corp.	105	2,523
Goodyear Tire & Rubber Co. (The)	318	7,769
Lear Corp.	41	8,118
Tenneco, Inc.	75	3,313
Visteon Corp.*	37	4,623
		66,329
Automobiles - 1.4%
Ford Motor Co.	7,472	86,302
General Motors Co.	1,699	72,547
Harley-Davidson, Inc.	125	5,135
Tesla, Inc.*	7	1,993
Thor Industries, Inc.	18	1,667
		167,644
Banks - 7.4%
Associated Banc-Corp.	92	2,539
Bank of America Corp.	4,471	129,838
Bank of Hawaii Corp.	19	1,614
Bank of the Ozarks, Inc.	33	1,569
BankUnited, Inc.	57	2,404
BB&T Corp.	441	23,152
CIT Group, Inc.	130	6,491
Citigroup, Inc.	1,858	123,910
Citizens Financial Group, Inc.	312	12,745
Comerica, Inc.	62	5,846
Commerce Bancshares, Inc.	40	2,583
Cullen/Frost Bankers, Inc.	23	2,627
East West Bancorp, Inc.	46	3,196
Fifth Third Bancorp	447	13,669
First Horizon National Corp.	84	1,557
First Republic Bank	46	4,582
FNB Corp.	146	1,935
Fulton Financial Corp.	96	1,675
Hancock Whitney Corp.	43	2,161
Huntington Bancshares, Inc.	476	7,078
IBERIABANK Corp.	20	1,598
Investors Bancorp, Inc.	126	1,681
JPMorgan Chase & Co.	1,857	198,718
KeyCorp	508	9,876
M&T Bank Corp.	63	10,841
MB Financial, Inc.	39	1,926
PacWest Bancorp	60	3,184
People’s United Financial, Inc.	225	4,142
PNC Financial Services Group, Inc. (The)	234	33,558
Popular, Inc.	81	3,664
Prosperity Bancshares, Inc.	32	2,318
Regions Financial Corp.	637	11,619
Signature Bank*	18	2,295
SunTrust Banks, Inc.	263	17,755
SVB Financial Group*	15	4,682
Synovus Financial Corp.	46	2,489
TCF Financial Corp.	88	2,315
Texas Capital Bancshares, Inc.*	18	1,734
Umpqua Holdings Corp.	131	3,084
United Bankshares, Inc.	47	1,713
US Bancorp	824	41,192
Valley National Bancorp	135	1,716
Webster Financial Corp.	38	2,436
Wells Fargo & Co.	2,958	159,702
Wintrust Financial Corp.	19	1,750
Zions Bancorp	78	4,275
		881,434
Beverages - 1.3%
Brown-Forman Corp., Class B	56	3,167
Coca-Cola Co. (The)	1,597	68,671
Coca-Cola European Partners plc	84	3,190
Constellation Brands, Inc., Class A	29	6,469
Dr Pepper Snapple Group, Inc.	61	7,277

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Molson Coors Brewing Co., Class B	97	5,980
Monster Beverage Corp.*	46	2,354
PepsiCo, Inc.	613	61,453
		158,561
Biotechnology - 1.2%
AbbVie, Inc.	330	32,650
Alexion Pharmaceuticals, Inc.*	51	5,923
Amgen, Inc.	245	44,007
Biogen, Inc.*	55	16,168
BioMarin Pharmaceutical, Inc.*	19	1,716
Celgene Corp.*	117	9,205
Gilead Sciences, Inc.	439	29,589
Regeneron Pharmaceuticals, Inc.*	11	3,303
United Therapeutics Corp.*	20	2,132
		144,693
Building Products - 0.2%
AO Smith Corp.	28	1,766
Fortune Brands Home & Security, Inc.	49	2,752
Johnson Controls International plc	463	15,538
Lennox International, Inc.	7	1,423
Masco Corp.	88	3,280
Owens Corning	47	2,972
USG Corp.*	48	1,991
		29,722
Capital Markets - 2.4%
Affiliated Managers Group, Inc.	21	3,344
Ameriprise Financial, Inc.	72	9,981
Bank of New York Mellon Corp. (The)	522	28,579
BlackRock, Inc.	44	23,506
Charles Schwab Corp. (The)	213	11,847
CME Group, Inc.	111	18,082
E*TRADE Financial Corp.*	94	5,955
Eaton Vance Corp.	40	2,152
Federated Investors, Inc., Class B	57	1,383
Franklin Resources, Inc.	236	7,923
Goldman Sachs Group, Inc. (The)	223	50,371
Intercontinental Exchange, Inc.	140	9,925
Invesco Ltd.	263	7,185
Janus Henderson Group plc	65	2,008
Jefferies Financial Services, Inc.	277	6,061
Legg Mason, Inc.	71	2,646
LPL Financial Holdings, Inc.	45	3,095
Moody’s Corp.	24	4,094
Morgan Stanley	645	32,340
Nasdaq, Inc.	42	3,858
Northern Trust Corp.	82	8,407
Raymond James Financial, Inc.	46	4,442
S&P Global, Inc.	42	8,295
SEI Investments Co.	23	1,467
State Street Corp.	162	15,570
Stifel Financial Corp.	38	2,234
T. Rowe Price Group, Inc.	92	11,171
TD Ameritrade Holding Corp.	59	3,493
Waddell & Reed Financial, Inc., Class A	110	2,134
		291,548
Chemicals - 1.8%
Air Products & Chemicals, Inc.	73	11,783
Albemarle Corp.	32	2,991
Ashland Global Holdings, Inc.	30	2,332
Axalta Coating Systems Ltd.*	90	2,800
Cabot Corp.	32	1,928
Celanese Corp., Series A	49	5,533
CF Industries Holdings, Inc.	186	7,652
Chemours Co. (The)	57	2,792
DowDuPont, Inc.	652	41,800
Eastman Chemical Co.	84	8,762
Ecolab, Inc.	82	11,694
FMC Corp.	34	2,961
Huntsman Corp.	141	4,508
International Flavors & Fragrances, Inc.	26	3,175
LyondellBasell Industries NV, Class A	255	28,591
Monsanto Co.	150	19,119
Mosaic Co. (The)	450	12,371
Olin Corp.	86	2,780
Platform Specialty Products Corp.*	206	2,484
PolyOne Corp.	43	1,803
PPG Industries, Inc.	99	9,991
Praxair, Inc.	105	16,407
RPM International, Inc.	69	3,416
Scotts Miracle-Gro Co. (The)	19	1,617
Sherwin-Williams Co. (The)	17	6,447
Trinseo SA	23	1,663
		217,400
Commercial Services & Supplies - 0.4%
ABM Industries, Inc.	46	1,309
Cintas Corp.	20	3,645
Clean Harbors, Inc.*	41	2,173
Covanta Holding Corp.	110	1,793
Deluxe Corp.	25	1,663
KAR Auction Services, Inc.	57	3,008
Pitney Bowes, Inc.	291	2,590
Republic Services, Inc.	121	8,159
RR Donnelley & Sons Co.	279	1,741
Stericycle, Inc.*	40	2,540
Waste Management, Inc.	184	15,219
		43,840
Communications Equipment - 0.9%
ARRIS International plc*	141	3,564
Cisco Systems, Inc.	1,864	79,611
CommScope Holding Co., Inc.*	93	2,727
EchoStar Corp., Class A*	35	1,646
F5 Networks, Inc.*	16	2,770
Juniper Networks, Inc.	168	4,476
Motorola Solutions, Inc.	49	5,260
NetScout Systems, Inc.*	59	1,593
ViaSat, Inc.*	22	1,377
		103,024
Construction & Engineering - 0.3%
AECOM*	182	6,006
EMCOR Group, Inc.	36	2,734
Fluor Corp.	160	7,798
Jacobs Engineering Group, Inc.	95	6,156
KBR, Inc.	123	2,266
MasTec, Inc.*	42	1,959
Quanta Services, Inc.*	135	4,861
Tutor Perini Corp.*	85	1,683
Valmont Industries, Inc.	11	1,608
		35,071
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	18	4,012
Vulcan Materials Co.	30	3,832
		7,844
Consumer Finance - 1.2%
Ally Financial, Inc.	482	12,363
American Express Co.	348	34,208
Capital One Financial Corp.	452	42,488
Discover Financial Services	208	15,363
Navient Corp.	577	7,968

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
OneMain Holdings, Inc.*	58	1,887
Santander Consumer USA Holdings, Inc.	214	3,833
SLM Corp.*	303	3,463
Synchrony Financial	498	17,246
		138,819
Containers & Packaging - 0.5%
AptarGroup, Inc.	23	2,123
Avery Dennison Corp.	32	3,361
Ball Corp.	136	5,025
Bemis Co., Inc.	70	2,961
Berry Global Group, Inc.*	58	2,801
Crown Holdings, Inc.*	97	4,204
Graphic Packaging Holding Co.	170	2,462
International Paper Co.	283	15,140
Owens-Illinois, Inc.*	205	3,813
Packaging Corp. of America	37	4,348
Sealed Air Corp.	85	3,703
Sonoco Products Co.	72	3,681
WestRock Co.	135	7,949
		61,571
Distributors - 0.1%
Core-Mark Holding Co., Inc.	96	1,874
Genuine Parts Co.	91	8,262
LKQ Corp.*	122	3,876
		14,012
Diversified Consumer Services - 0.1%
Adtalem Global Education, Inc.*	31	1,480
Graham Holdings Co., Class B	3	1,743
H&R Block, Inc.	135	3,706
Service Corp. International	68	2,495
ServiceMaster Global Holdings, Inc.*	32	1,828
		11,252
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc., Class B*	701	134,262
Voya Financial, Inc.	186	9,661
		143,923
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	6,071	196,215
CenturyLink, Inc.	1,435	26,145
Frontier Communications Corp.	882	6,553
Verizon Communications, Inc.	3,237	154,308
		383,221
Electric Utilities - 3.0%
ALLETE, Inc.	32	2,458
Alliant Energy Corp.	137	5,675
American Electric Power Co., Inc.	377	25,617
Avangrid, Inc.	32	1,699
Duke Energy Corp.	650	50,154
Edison International	276	17,156
Entergy Corp.	189	15,292
Eversource Energy	221	12,615
Exelon Corp.	995	41,183
FirstEnergy Corp.	427	14,697
Great Plains Energy, Inc.	165	5,600
Hawaiian Electric Industries, Inc.	96	3,296
IDACORP, Inc.	28	2,586
NextEra Energy, Inc.	212	35,152
OGE Energy Corp.	149	5,218
PG&E Corp.	594	25,738
Pinnacle West Capital Corp.	85	6,767
PNM Resources, Inc.	58	2,317
Portland General Electric Co.	72	3,071
PPL Corp.	596	16,283
Southern Co. (The)	869	39,018
Westar Energy, Inc.	97	5,500
Xcel Energy, Inc.	365	16,615
		353,707
Electrical Equipment - 0.6%
Acuity Brands, Inc.	13	1,537
AMETEK, Inc.	53	3,871
Eaton Corp. plc	261	19,987
Emerson Electric Co.	324	22,952
EnerSys	21	1,678
Generac Holdings, Inc.*	44	2,204
General Cable Corp.	57	1,690
Hubbell, Inc.	23	2,477
nVent Electric plc*	72	1,950
Regal Beloit Corp.	33	2,622
Rockwell Automation, Inc.	35	6,139
Sensata Technologies Holding plc*	55	2,810
		69,917
Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp., Class A	58	5,042
Anixter International, Inc.*	33	2,021
Arrow Electronics, Inc.*	135	10,006
Avnet, Inc.	222	8,463
Belden, Inc.	20	1,105
Benchmark Electronics, Inc.	58	1,607
CDW Corp.	66	5,283
Corning, Inc.	525	14,264
Flex Ltd.*	635	8,820
FLIR Systems, Inc.	39	2,102
Insight Enterprises, Inc.*	61	2,861
Jabil, Inc.	256	7,240
Keysight Technologies, Inc.*	63	3,701
Plexus Corp.*	25	1,454
Sanmina Corp.*	123	3,542
SYNNEX Corp.	26	2,777
TE Connectivity Ltd.	125	11,635
Tech Data Corp.*	95	8,247
Trimble, Inc.*	66	2,182
Vishay Intertechnology, Inc.	92	1,950
Zebra Technologies Corp., Class A*	13	1,996
		106,298
Energy Equipment & Services - 1.5%
Apergy Corp.*	34	1,468
Baker Hughes a GE Co.	185	6,399
Diamond Offshore Drilling, Inc.*	189	3,432
Ensco plc, Class A	1,514	9,841
Halliburton Co.	380	18,901
Helmerich & Payne, Inc.	86	5,709
McDermott International, Inc.*	252	5,476
Nabors Industries Ltd.	619	4,624
National Oilwell Varco, Inc.	434	17,976
Noble Corp. plc*	1,448	8,051
Oceaneering International, Inc.	161	3,837
Patterson-UTI Energy, Inc.	144	2,978
Rowan Cos. plc, Class A*	236	3,682
Schlumberger Ltd.	828	56,859
Superior Energy Services, Inc.*	211	2,306
Transocean Ltd.*	1,577	19,949
Weatherford International plc*	2,055	6,966
		178,454
Equity Real Estate Investment Trusts (REITs) - 3.4%
Alexandria Real Estate Equities, Inc.	31	3,872
American Campus Communities, Inc.	87	3,489
American Homes 4 Rent, Class A	84	1,673
American Tower Corp.	76	10,516

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Apartment Investment & Management Co., Class A	71	2,899
Apple Hospitality REIT, Inc.	175	3,330
AvalonBay Communities, Inc.	57	9,436
Boston Properties, Inc.	83	10,107
Brandywine Realty Trust	120	1,951
Brixmor Property Group, Inc.	258	4,097
Camden Property Trust	46	4,048
CBL & Associates Properties, Inc.	534	2,702
Columbia Property Trust, Inc.	122	2,699
CoreCivic, Inc.	203	4,368
Corporate Office Properties Trust	61	1,702
Crown Castle International Corp.	102	10,623
CubeSmart	66	2,013
DCT Industrial Trust, Inc.	32	2,084
DDR Corp.	200	3,038
DiamondRock Hospitality Co.	162	2,062
Digital Realty Trust, Inc.	65	6,986
Douglas Emmett, Inc.	58	2,232
Duke Realty Corp.	158	4,443
EPR Properties	30	1,842
Equinix, Inc.	13	5,159
Equity Commonwealth*	70	2,178
Equity LifeStyle Properties, Inc.	21	1,909
Equity Residential	199	12,734
Essex Property Trust, Inc.	23	5,498
Extra Space Storage, Inc.	36	3,465
Federal Realty Investment Trust	27	3,210
Forest City Realty Trust, Inc., Class A	75	1,528
Gaming and Leisure Properties, Inc.	78	2,738
GEO Group, Inc. (The)	122	3,026
GGP, Inc.	304	6,165
Gramercy Property Trust	80	2,206
HCP, Inc.	378	9,061
Healthcare Realty Trust, Inc.	64	1,743
Healthcare Trust of America, Inc., Class A	70	1,796
Highwoods Properties, Inc.	60	2,870
Hospitality Properties Trust	167	4,835
Host Hotels & Resorts, Inc.	473	10,231
Hudson Pacific Properties, Inc.	58	2,053
Iron Mountain, Inc.	231	7,690
Kilroy Realty Corp.	38	2,894
Kimco Realty Corp.	323	4,994
Lamar Advertising Co., Class A	33	2,284
LaSalle Hotel Properties	95	3,258
Lexington Realty Trust	211	1,821
Liberty Property Trust	87	3,846
Life Storage, Inc.	23	2,128
Macerich Co. (The)	81	4,506
Mack-Cali Realty Corp.	96	1,898
Medical Properties Trust, Inc.	183	2,483
Mid-America Apartment Communities, Inc.	53	4,959
National Retail Properties, Inc.	67	2,776
Omega Healthcare Investors, Inc.	124	3,801
Outfront Media, Inc.	139	2,758
Paramount Group, Inc.	156	2,343
Park Hotels & Resorts, Inc.	99	3,190
Piedmont Office Realty Trust, Inc., Class A	130	2,499
Prologis, Inc.	199	12,806
Public Storage	42	8,897
Quality Care Properties, Inc.*	169	3,540
Rayonier, Inc.	71	2,760
Realty Income Corp.	105	5,596
Regency Centers Corp.	40	2,323
Retail Properties of America, Inc., Class A	207	2,538
RLJ Lodging Trust	114	2,668
Ryman Hospitality Properties, Inc.	26	2,181
SBA Communications Corp.*	11	1,739
Senior Housing Properties Trust	247	4,362
Simon Property Group, Inc.	113	18,105
SL Green Realty Corp.	60	5,851
Spirit Realty Capital, Inc.	403	3,530
Sun Communities, Inc.	24	2,320
Sunstone Hotel Investors, Inc.	155	2,695
Taubman Centers, Inc.	35	1,911
UDR, Inc.	112	4,085
Uniti Group, Inc.	154	3,229
Ventas, Inc.	256	13,993
VEREIT, Inc.	861	6,165
Vornado Realty Trust	93	6,483
Washington Prime Group, Inc.	376	2,733
Weingarten Realty Investors	76	2,228
Welltower, Inc.	286	16,488
Weyerhaeuser Co.	327	12,207
WP Carey, Inc.	58	3,898
Xenia Hotels & Resorts, Inc.	102	2,567
		402,643
Food & Staples Retailing - 2.3%
Casey’s General Stores, Inc.	27	2,614
Costco Wholesale Corp.	263	52,137
Kroger Co. (The)	1,332	32,408
Performance Food Group Co.*	125	4,469
Rite Aid Corp.*	5,442	8,707
SpartanNash Co.	69	1,708
Sprouts Farmers Market, Inc.*	62	1,345
SUPERVALU, Inc.*	290	5,362
Sysco Corp.	324	21,070
United Natural Foods, Inc.*	76	3,464
US Foods Holding Corp.*	289	10,312
Walgreens Boots Alliance, Inc.	615	38,370
Walmart, Inc.	1,123	92,692
		274,658
Food Products - 1.6%
Archer-Daniels-Midland Co.	772	33,752
Bunge Ltd.	239	16,622
Campbell Soup Co.	97	3,263
Conagra Brands, Inc.	214	7,931
Darling Ingredients, Inc.*	141	2,649
Dean Foods Co.	267	2,555
Flowers Foods, Inc.	109	2,213
General Mills, Inc.	337	14,252
Hain Celestial Group, Inc. (The)*	55	1,404
Hershey Co. (The)	50	4,502
Hormel Foods Corp.	108	3,876
Ingredion, Inc.	34	3,787
JM Smucker Co. (The)	64	6,880
Kellogg Co.	128	8,242
Kraft Heinz Co. (The)	339	19,486
Lamb Weston Holdings, Inc.	28	1,785
McCormick & Co., Inc. (Non-Voting)	36	3,636
Mondelez International, Inc., Class A	756	29,688
Nomad Foods Ltd.*	123	2,140
Pinnacle Foods, Inc.	46	2,941
Post Holdings, Inc.*	34	2,614
Sanderson Farms, Inc.	12	1,175
TreeHouse Foods, Inc.*	72	3,449
Tyson Foods, Inc., Class A	157	10,593
		189,435

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Gas Utilities - 0.2%
Atmos Energy Corp.	51	4,550
National Fuel Gas Co.	49	2,579
New Jersey Resources Corp.	51	2,264
ONE Gas, Inc.	29	2,177
South Jersey Industries, Inc.	56	1,855
Southwest Gas Holdings, Inc.	36	2,725
Spire, Inc.	28	1,995
UGI Corp.	128	6,460
WGL Holdings, Inc.	28	2,470
		27,075
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	453	27,873
Baxter International, Inc.	167	11,830
Becton Dickinson and Co.	53	11,744
Boston Scientific Corp.*	207	6,291
Cooper Cos., Inc. (The)	8	1,811
Danaher Corp.	158	15,686
DENTSPLY SIRONA, Inc.	83	3,636
Edwards Lifesciences Corp.*	26	3,570
Hill-Rom Holdings, Inc.	19	1,748
Hologic, Inc.*	75	2,842
Intuitive Surgical, Inc.*	13	5,976
Medtronic plc	554	47,821
ResMed, Inc.	27	2,776
STERIS plc	27	2,804
Stryker Corp.	70	12,182
Teleflex, Inc.	7	1,870
Varian Medical Systems, Inc.*	21	2,475
Zimmer Biomet Holdings, Inc.	69	7,694
		170,629
Health Care Providers & Services - 4.4%
Acadia Healthcare Co., Inc.*	46	1,849
Aetna, Inc.	158	27,829
AmerisourceBergen Corp.	231	18,974
Anthem, Inc.	170	37,641
Brookdale Senior Living, Inc.*	340	2,676
Cardinal Health, Inc.	496	25,837
Centene Corp.*	104	12,185
Cigna Corp.	92	15,582
Community Health Systems, Inc.*	856	3,501
CVS Health Corp.	1,039	65,862
DaVita, Inc.*	113	7,553
Encompass Health Corp.	44	2,849
Envision Healthcare Corp.*	124	5,317
Express Scripts Holding Co.*	692	52,461
HCA Healthcare, Inc.	194	20,009
Henry Schein, Inc.*	91	6,297
Humana, Inc.	76	22,114
Kindred Healthcare, Inc.*	245	2,193
Laboratory Corp. of America Holdings*	44	7,946
LifePoint Health, Inc.*	70	3,700
Magellan Health, Inc.*	23	2,103
McKesson Corp.	347	49,253
MEDNAX, Inc.*	57	2,613
Molina Healthcare, Inc.*	52	4,416
Owens & Minor, Inc.	213	3,472
Patterson Cos., Inc.	74	1,548
Quest Diagnostics, Inc.	71	7,564
Select Medical Holdings Corp.*	108	1,955
Tenet Healthcare Corp.*	341	12,082
UnitedHealth Group, Inc.	338	81,630
Universal Health Services, Inc., Class B	46	5,289
WellCare Health Plans, Inc.*	29	6,428
		520,728
Health Care Technology - 0.0%(b)
Cerner Corp.*	72	4,297

Hotels, Restaurants & Leisure - 1.5%
Aramark	147	5,707
Bloomin’ Brands, Inc.	83	1,761
Brinker International, Inc.	57	2,493
Carnival Corp.	203	12,643
Chipotle Mexican Grill, Inc.*	8	3,441
Cracker Barrel Old Country Store, Inc.	9	1,410
Darden Restaurants, Inc.	57	4,982
Domino’s Pizza, Inc.	7	1,760
Extended Stay America, Inc.	103	2,168
Hilton Worldwide Holdings, Inc.	40	3,228
Hyatt Hotels Corp., Class A	21	1,716
International Game Technology plc	97	2,439
Las Vegas Sands Corp.	168	13,542
Marriott International, Inc., Class A	56	7,580
McDonald’s Corp.	291	46,563
MGM Resorts International	245	7,705
Norwegian Cruise Line Holdings Ltd.*	71	3,716
Royal Caribbean Cruises Ltd.	59	6,194
SeaWorld Entertainment, Inc.*	106	1,882
Six Flags Entertainment Corp.	27	1,742
Starbucks Corp.	309	17,511
Vail Resorts, Inc.	6	1,445
Wyndham Worldwide Corp.	38	4,121
Wynn Resorts Ltd.	37	7,252
Yum China Holdings, Inc.	115	4,520
Yum! Brands, Inc.	138	11,224
		178,745
Household Durables - 0.5%
DR Horton, Inc.	126	5,319
Garmin Ltd.	57	3,425
Leggett & Platt, Inc.	76	3,139
Lennar Corp., Class A	83	4,294
Meritage Homes Corp.*	35	1,584
Mohawk Industries, Inc.*	25	5,101
Newell Brands, Inc.	312	7,357
NVR, Inc.*	1	2,991
PulteGroup, Inc.	149	4,507
Taylor Morrison Home Corp., Class A*	96	2,064
Toll Brothers, Inc.	76	3,001
TRI Pointe Group, Inc.*	89	1,536
Tupperware Brands Corp.	46	1,939
Whirlpool Corp.	62	8,975
		55,232
Household Products - 1.3%
Church & Dwight Co., Inc.	79	3,709
Clorox Co. (The)	46	5,558
Colgate-Palmolive Co.	280	17,665
HRG Group, Inc.*	127	1,611
Kimberly-Clark Corp.	167	16,842
Procter & Gamble Co. (The)	1,429	104,560
		149,945
Independent Power and Renewable Electricity Producers - 0.3%
AES Corp.	1,178	15,020
NRG Energy, Inc.	244	8,352
Vistra Energy Corp.*	489	11,995
		35,367
Industrial Conglomerates - 1.9%
3M Co.	169	33,332
Carlisle Cos., Inc.	28	3,007
General Electric Co.	10,330	145,446

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Honeywell International, Inc.	252	37,273
Roper Technologies, Inc.	20	5,516
		224,574
Insurance - 4.3%
Aflac, Inc.	552	24,873
Alleghany Corp.	13	7,417
Allstate Corp. (The)	264	24,679
Ambac Financial Group, Inc.*	106	1,964
American Equity Investment Life Holding Co.	77	2,729
American Financial Group, Inc.	44	4,835
American International Group, Inc.	1,113	58,755
Aon plc	74	10,350
Arch Capital Group Ltd.*	69	5,413
Arthur J Gallagher & Co.	72	4,772
Aspen Insurance Holdings Ltd.	69	2,995
Assurant, Inc.	63	5,881
Assured Guaranty Ltd.	120	4,259
Athene Holding Ltd., Class A*	67	2,993
Axis Capital Holdings Ltd.	94	5,344
Brighthouse Financial, Inc.*	115	5,418
Brown & Brown, Inc.	78	2,167
Chubb Ltd.	244	31,888
Cincinnati Financial Corp.	90	6,243
CNO Financial Group, Inc.	173	3,464
Everest Re Group Ltd.	30	6,759
First American Financial Corp.	64	3,333
FNF Group	121	4,472
Genworth Financial, Inc., Class A*	1,393	4,792
Hanover Insurance Group, Inc. (The)	30	3,637
Hartford Financial Services Group, Inc. (The)	355	18,577
Kemper Corp.	27	2,091
Lincoln National Corp.	161	10,673
Loews Corp.	243	11,875
Markel Corp.*	7	7,680
Marsh & McLennan Cos., Inc.	169	13,583
MBIA, Inc.*	347	2,839
MetLife, Inc.	983	45,208
Old Republic International Corp.	231	4,846
Primerica, Inc.	18	1,770
Principal Financial Group, Inc.	175	9,765
ProAssurance Corp.	53	2,035
Progressive Corp. (The)	267	16,578
Prudential Financial, Inc.	418	40,479
Reinsurance Group of America, Inc.	46	6,874
RenaissanceRe Holdings Ltd.	26	3,192
RLI Corp.	24	1,576
Selective Insurance Group, Inc.	28	1,592
Torchmark Corp.	58	4,920
Travelers Cos., Inc. (The)	249	32,002
Unum Group	173	6,714
Validus Holdings Ltd.	58	3,930
White Mountains Insurance Group Ltd.	3	2,706
Willis Towers Watson plc	45	6,802
WR Berkley Corp.	69	5,277
XL Group Ltd.	199	11,060
		514,076
Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc.*	31	50,518
Booking Holdings, Inc.*	6	12,654
Expedia Group, Inc.	40	4,841
Liberty Expedia Holdings, Inc., Class A*	41	1,780
Netflix, Inc.*	13	4,571
Qurate Retail, Inc.*	289	5,875
		80,239
Internet Software & Services - 1.5%
Akamai Technologies, Inc.*	51	3,844
Alphabet, Inc., Class A*	53	58,300
Alphabet, Inc., Class C*	53	57,505
Cars.com, Inc.*	62	1,592
eBay, Inc.*	241	9,091
Facebook, Inc., Class A*	212	40,657
IAC/InterActiveCorp*	15	2,327
Twitter, Inc.*	73	2,533
		175,849
IT Services - 2.5%
Accenture plc, Class A	167	26,009
Alliance Data Systems Corp.	19	4,005
Amdocs Ltd.	56	3,778
Automatic Data Processing, Inc.	120	15,602
Booz Allen Hamilton Holding Corp.	133	5,997
Broadridge Financial Solutions, Inc.	26	3,002
CACI International, Inc., Class A*	18	3,000
Cognizant Technology Solutions Corp., Class A	157	11,830
Conduent, Inc.*	255	4,909
Convergys Corp.	73	1,726
CoreLogic, Inc.*	37	1,940
DXC Technology Co.	170	15,659
Fidelity National Information Services, Inc.	106	10,835
First Data Corp., Class A*	263	4,997
Fiserv, Inc.*	86	6,244
FleetCor Technologies, Inc.*	16	3,190
Genpact Ltd.	59	1,772
Global Payments, Inc.	20	2,223
International Business Machines Corp.	566	79,981
Jack Henry & Associates, Inc.	16	2,001
Leidos Holdings, Inc.	86	5,165
Mastercard, Inc., Class A	79	15,019
Paychex, Inc.	103	6,755
PayPal Holdings, Inc.*	161	13,213
Sabre Corp.	71	1,740
Science Applications International Corp.	26	2,300
Teradata Corp.*	61	2,432
Total System Services, Inc.	34	2,896
Visa, Inc., Class A	200	26,144
Western Union Co. (The)	292	5,808
WEX, Inc.*	10	1,758
Worldpay, Inc.*	31	2,463
		294,393
Leisure Products - 0.1%
Brunswick Corp.	40	2,544
Hasbro, Inc.	44	3,817
Mattel, Inc.	472	7,326
Polaris Industries, Inc.	28	3,133
Vista Outdoor, Inc.*	80	1,355
		18,175
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	63	3,901
Bio-Rad Laboratories, Inc., Class A*	6	1,723
Illumina, Inc.*	11	2,997
IQVIA Holdings, Inc.*	48	4,748
Mettler-Toledo International, Inc.*	4	2,203

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PerkinElmer, Inc.	26	1,932
Thermo Fisher Scientific, Inc.	88	18,328
Waters Corp.*	14	2,697
		38,529
Machinery - 1.6%
AGCO Corp.	58	3,689
Allison Transmission Holdings, Inc.	57	2,355
Caterpillar, Inc.	256	38,889
Colfax Corp.*	78	2,385
Crane Co.	19	1,579
Cummins, Inc.	84	11,961
Deere & Co.	151	22,576
Donaldson Co., Inc.	44	2,077
Dover Corp.	68	5,250
Flowserve Corp.	79	3,266
Fortive Corp.	54	3,925
IDEX Corp.	19	2,635
Illinois Tool Works, Inc.	85	12,214
Ingersoll-Rand plc	109	9,542
ITT, Inc.	36	1,858
Kennametal, Inc.	38	1,415
Lincoln Electric Holdings, Inc.	20	1,792
Meritor, Inc.*	58	1,203
Middleby Corp. (The)*	13	1,295
Navistar International Corp.*	46	1,722
Nordson Corp.	12	1,507
Oshkosh Corp.	41	2,983
PACCAR, Inc.	225	14,002
Parker-Hannifin Corp.	52	8,887
Pentair plc	72	3,142
Rexnord Corp.*	65	1,897
Snap-on, Inc.	23	3,400
Stanley Black & Decker, Inc.	62	8,633
Terex Corp.	62	2,454
Timken Co. (The)	45	2,128
Toro Co. (The)	24	1,392
Trinity Industries, Inc.	140	4,829
WABCO Holdings, Inc.*	14	1,693
Wabtec Corp.	29	2,828
Xylem, Inc.	45	3,168
		194,571
Marine - 0.0%(b)
Kirby Corp.*	34	3,084

Media - 2.4%
AMC Networks, Inc., Class A*	30	1,715
CBS Corp. (Non-Voting), Class B	175	8,815
Charter Communications, Inc., Class A*	57	14,879
Cinemark Holdings, Inc.	68	2,296
Comcast Corp., Class A	2,235	69,687
Discovery, Inc., Class A*	98	2,067
Discovery, Inc., Class C*	164	3,242
DISH Network Corp., Class A*	101	2,985
Gannett Co., Inc.	158	1,670
Interpublic Group of Cos., Inc. (The)	206	4,656
Liberty Broadband Corp., Class A*	7	478
Liberty Broadband Corp., Class C*	26	1,791
Liberty Global plc, Class A*	197	5,616
Liberty Global plc, Class C*	510	14,117
Liberty Media Corp.-Liberty SiriusXM, Class A*	64	2,960
Liberty Media Corp.-Liberty SiriusXM, Class C*	129	5,959
Live Nation Entertainment, Inc.*	52	2,217
News Corp., Class A	256	3,848
News Corp., Class B	83	1,282
Omnicom Group, Inc.	142	10,235
Sinclair Broadcast Group, Inc., Class A	43	1,178
TEGNA, Inc.	184	1,908
Time Warner, Inc.	367	34,557
Tribune Media Co., Class A	80	2,870
Twenty-First Century Fox, Inc., Class A	372	14,341
Twenty-First Century Fox, Inc., Class B	157	5,993
Viacom, Inc., Class B	394	10,677
Walt Disney Co. (The)	592	58,886
		290,925
Metals & Mining - 0.6%
AK Steel Holding Corp.*	328	1,483
Alcoa Corp.*	190	9,133
Allegheny Technologies, Inc.*	72	2,053
Carpenter Technology Corp.	31	1,858
Cleveland-Cliffs, Inc.*	320	2,707
Commercial Metals Co.	113	2,671
Compass Minerals International, Inc.	25	1,635
Constellium NV, Class A*	160	1,944
Freeport-McMoRan, Inc.	854	14,433
Newmont Mining Corp.	261	10,161
Nucor Corp.	200	12,838
Reliance Steel & Aluminum Co.	57	5,334
Southern Copper Corp.	33	1,613
Steel Dynamics, Inc.	93	4,597
United States Steel Corp.	108	3,982
		76,442
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
AGNC Investment Corp.	340	6,399
Annaly Capital Management, Inc.	1,063	11,087
Blackstone Mortgage Trust, Inc., Class A	57	1,801
Chimera Investment Corp.	190	3,498
Invesco Mortgage Capital, Inc.	126	2,045
MFA Financial, Inc.	355	2,762
New Residential Investment Corp.	217	3,880
PennyMac Mortgage Investment Trust	99	1,853
Starwood Property Trust, Inc.	212	4,602
Two Harbors Investment Corp.	172	2,675
		40,602
Multiline Retail - 0.9%
Big Lots, Inc.	39	1,595
Dillard’s, Inc., Class A	27	2,199
Dollar General Corp.	110	9,623
Dollar Tree, Inc.*	84	6,938
JC Penney Co., Inc.*	936	2,265
Kohl’s Corp.	195	13,016
Macy’s, Inc.	625	21,819
Nordstrom, Inc.	131	6,423
Target Corp.	554	40,381
		104,259
Multi-Utilities - 1.3%
Ameren Corp.	183	10,832
Avista Corp.	43	2,255
Black Hills Corp.	39	2,268
CenterPoint Energy, Inc.	348	9,093
CMS Energy Corp.	186	8,580
Consolidated Edison, Inc.	250	19,182
Dominion Energy, Inc.	350	22,467
DTE Energy Co.	125	12,804

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
MDU Resources Group, Inc.	137	3,809
NiSource, Inc.	212	5,364
NorthWestern Corp.	38	2,070
Public Service Enterprise Group, Inc.	384	20,344
SCANA Corp.	189	6,861
Sempra Energy	142	15,127
Vectren Corp.	50	3,533
WEC Energy Group, Inc.	169	10,672
		155,261
Oil, Gas & Consumable Fuels - 9.8%
Anadarko Petroleum Corp.	284	19,823
Andeavor	148	21,376
Antero Resources Corp.*	211	4,032
Apache Corp.	341	13,640
Cabot Oil & Gas Corp.	104	2,376
Chesapeake Energy Corp.*	1,675	7,487
Chevron Corp.	1,880	233,684
Cimarex Energy Co.	19	1,765
CNX Resources Corp.*	197	3,184
Concho Resources, Inc.*	44	6,042
ConocoPhillips	1,215	81,879
Cosan Ltd., Class A	195	1,726
Delek US Energy, Inc.*	80	4,462
Devon Energy Corp.	231	9,603
Diamondback Energy, Inc.	17	2,053
Energen Corp.*	41	2,781
EOG Resources, Inc.	152	17,907
EQT Corp.	80	4,123
Exxon Mobil Corp.	3,923	318,704
Hess Corp.	313	18,911
HollyFrontier Corp.	263	20,298
Kinder Morgan, Inc.	1,951	32,543
Marathon Oil Corp.	1,132	24,259
Marathon Petroleum Corp.	521	41,175
Murphy Oil Corp.	265	8,149
Noble Energy, Inc.	349	12,459
Oasis Petroleum, Inc.*	346	4,508
Occidental Petroleum Corp.	541	45,552
ONEOK, Inc.	123	8,384
PBF Energy, Inc., Class A	210	9,908
PDC Energy, Inc.*	36	2,178
Peabody Energy Corp.	39	1,688
Phillips 66	475	55,333
Pioneer Natural Resources Co.	39	7,531
QEP Resources, Inc.*	335	4,050
Range Resources Corp.	253	4,008
RSP Permian, Inc.*	45	1,968
SM Energy Co.	117	3,065
Targa Resources Corp.	124	6,030
Valero Energy Corp.	520	63,024
Whiting Petroleum Corp.*	185	9,698
Williams Cos., Inc. (The)	590	15,847
World Fuel Services Corp.	162	3,383
WPX Energy, Inc.*	230	4,188
		1,164,784
Paper & Forest Products - 0.1%
Boise Cascade Co.	38	1,813
Domtar Corp.	88	4,230
Louisiana-Pacific Corp.	53	1,546
		7,589
Personal Products - 0.1%
Avon Products, Inc.*	959	1,726
Edgewell Personal Care Co.*	43	1,880
Estee Lauder Cos., Inc. (The), Class A	40	5,978
Herbalife Nutrition Ltd.*	46	2,335
Nu Skin Enterprises, Inc., Class A	29	2,375
		14,294
Pharmaceuticals - 3.9%
Allergan plc	250	37,700
Bristol-Myers Squibb Co.	504	26,520
Catalent, Inc.*	37	1,453
Eli Lilly & Co.	396	33,676
Endo International plc*	323	2,032
Jazz Pharmaceuticals plc*	15	2,535
Johnson & Johnson	1,045	125,003
Mallinckrodt plc*	268	4,516
Merck & Co., Inc.	1,531	91,140
Mylan NV*	285	10,961
Perrigo Co. plc	45	3,292
Pfizer, Inc.	3,240	116,413
Zoetis, Inc.	57	4,771
		460,012
Professional Services - 0.3%
Dun & Bradstreet Corp. (The)	14	1,719
Equifax, Inc.	31	3,533
IHS Markit Ltd.*	100	4,928
ManpowerGroup, Inc.	61	5,490
Nielsen Holdings plc	227	6,849
Robert Half International, Inc.	54	3,439
TransUnion	30	2,058
Verisk Analytics, Inc.*	26	2,762
		30,778
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	123	5,681
Howard Hughes Corp. (The)*	12	1,515
Jones Lang LaSalle, Inc.	20	3,275
Realogy Holdings Corp.	119	2,831
		13,302
Road & Rail - 1.0%
Avis Budget Group, Inc.*	185	7,213
CSX Corp.	328	21,205
Genesee & Wyoming, Inc., Class A*	39	3,046
Hertz Global Holdings, Inc.*	364	5,493
JB Hunt Transport Services, Inc.	26	3,331
Kansas City Southern	42	4,500
Knight-Swift Transportation Holdings, Inc.	41	1,668
Norfolk Southern Corp.	132	20,018
Old Dominion Freight Line, Inc.	16	2,495
Ryder System, Inc.	71	4,763
Union Pacific Corp.	298	42,542
YRC Worldwide, Inc.*	200	2,144
		118,418
Semiconductors & Semiconductor Equipment - 2.7%
Advanced Micro Devices, Inc.*	130	1,785
Analog Devices, Inc.	88	8,552
Applied Materials, Inc.	200	10,156
Broadcom, Inc.	54	13,612
Cree, Inc.*	55	2,564
Cypress Semiconductor Corp.	106	1,745
First Solar, Inc.*	52	3,516
Intel Corp.	2,363	130,438
KLA-Tencor Corp.	85	9,624
Lam Research Corp.	27	5,351
Marvell Technology Group Ltd.	122	2,628
Maxim Integrated Products, Inc.	77	4,516
Microchip Technology, Inc.	58	5,648
Micron Technology, Inc.*	362	20,848
NVIDIA Corp.	25	6,305
NXP Semiconductors NV*	87	9,918
ON Semiconductor Corp.*	126	3,166

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Qorvo, Inc.*	48	3,852
QUALCOMM, Inc.	752	43,706
Skyworks Solutions, Inc.	35	3,451
Teradyne, Inc.	40	1,516
Texas Instruments, Inc.	233	26,075
Xilinx, Inc.	73	4,972
		323,944
Software - 2.4%
Activision Blizzard, Inc.	122	8,651
Adobe Systems, Inc.*	37	9,223
ANSYS, Inc.*	13	2,116
CA, Inc.	192	6,862
Cadence Design Systems, Inc.*	39	1,656
Check Point Software Technologies Ltd.*	27	2,629
Citrix Systems, Inc.*	33	3,485
Electronic Arts, Inc.*	39	5,106
Intuit, Inc.	31	6,250
Microsoft Corp.	1,704	168,423
Nuance Communications, Inc.*	125	1,689
Oracle Corp.	982	45,879
Red Hat, Inc.*	13	2,111
salesforce.com, Inc.*	51	6,596
Symantec Corp.	366	7,606
Synopsys, Inc.*	34	2,994
Take-Two Interactive Software, Inc.*	14	1,569
VMware, Inc., Class A*	12	1,650
		284,495
Specialty Retail - 2.2%
Abercrombie & Fitch Co., Class A	108	2,576
Advance Auto Parts, Inc.	43	5,531
American Eagle Outfitters, Inc.	153	3,397
Asbury Automotive Group, Inc.*	32	2,226
Ascena Retail Group, Inc.*	690	2,249
AutoNation, Inc.*	108	4,931
AutoZone, Inc.*	10	6,493
Bed Bath & Beyond, Inc.	272	4,939
Best Buy Co., Inc.	199	13,582
Burlington Stores, Inc.*	20	2,925
CarMax, Inc.*	124	8,546
Chico’s FAS, Inc.	156	1,320
Dick’s Sporting Goods, Inc.	97	3,550
DSW, Inc., Class A	81	1,934
Express, Inc.*	211	1,796
Foot Locker, Inc.	103	5,559
GameStop Corp., Class A	303	4,000
Gap, Inc. (The)	200	5,596
Genesco, Inc.*	45	1,966
GNC Holdings, Inc., Class A*	366	1,171
Group 1 Automotive, Inc.	41	2,881
Home Depot, Inc. (The)	328	61,188
L Brands, Inc.	245	8,308
Lithia Motors, Inc., Class A	19	1,857
Lowe’s Cos., Inc.	340	32,303
Michaels Cos., Inc. (The)*	76	1,395
Murphy USA, Inc.*	68	4,540
Office Depot, Inc.	1,199	2,830
O’Reilly Automotive, Inc.*	24	6,466
Penske Automotive Group, Inc.	52	2,504
Ross Stores, Inc.	94	7,415
Sally Beauty Holdings, Inc.*	138	2,089
Signet Jewelers Ltd.	74	3,182
Sonic Automotive, Inc., Class A	84	1,789
Tiffany & Co.	42	5,493
TJX Cos., Inc. (The)	242	21,857
Tractor Supply Co.	54	4,013
Ulta Beauty, Inc.*	11	2,716
Urban Outfitters, Inc.*	57	2,368
Williams-Sonoma, Inc.	64	3,544
		263,025
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	1,558	291,144
Diebold Nixdorf, Inc.	106	1,219
Hewlett Packard Enterprise Co.	1,379	21,016
HP, Inc.	870	19,166
NCR Corp.*	118	3,552
NetApp, Inc.	92	6,285
Seagate Technology plc	242	13,637
Western Digital Corp.	159	13,278
Xerox Corp.	224	6,088
		375,385
Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	16	1,744
Fossil Group, Inc.*	156	3,413
Hanesbrands, Inc.	173	3,154
Lululemon Athletica, Inc.*	19	1,996
Michael Kors Holdings Ltd.*	62	3,558
NIKE, Inc., Class B	308	22,114
PVH Corp.	33	5,280
Ralph Lauren Corp.	37	4,980
Skechers U.S.A., Inc., Class A*	45	1,308
Tapestry, Inc.	136	5,946
Under Armour, Inc., Class A*	72	1,505
Under Armour, Inc., Class C*	72	1,362
VF Corp.	125	10,145
		66,505
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.*	135	1,402
New York Community Bancorp, Inc.	483	5,598
Radian Group, Inc.	82	1,304
Washington Federal, Inc.	44	1,428
		9,732
Tobacco - 0.9%
Altria Group, Inc.	820	45,707
Philip Morris International, Inc.	720	57,269
Universal Corp.	33	2,183
		105,159
Trading Companies & Distributors - 0.5%
AerCap Holdings NV*	138	7,633
Air Lease Corp.	47	2,087
Beacon Roofing Supply, Inc.*	33	1,383
Fastenal Co.	97	5,163
GATX Corp.	32	2,301
HD Supply Holdings, Inc.*	122	4,969
MRC Global, Inc.*	132	2,726
MSC Industrial Direct Co., Inc., Class A	23	2,112
NOW, Inc.*	167	2,348
Rush Enterprises, Inc., Class A*	44	1,893
United Rentals, Inc.*	43	6,862
Univar, Inc.*	126	3,436
Watsco, Inc.	13	2,392
WESCO International, Inc.*	66	3,917
WW Grainger, Inc.	25	7,725
		56,947
Transportation Infrastructure - 0.0%(b)
Macquarie Infrastructure Corp.	57	2,206

Water Utilities - 0.1%
American Water Works Co., Inc.	82	6,817
Aqua America, Inc.	68	2,360
		9,177

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Wireless Telecommunication Services - 0.1%
Sprint Corp.*	948	4,873
Telephone & Data Systems, Inc.	161	4,113
T-Mobile US, Inc.*	168	9,358
		18,344
TOTAL COMMON STOCKS (Cost $9,196,229)		11,495,979

	Number of Warrants
WARRANTS - 0.0%(b)

Energy Equipment & Services - 0.0%(b)
Tidewater, Inc., Class A, expiring 7/31/2023*	127	444
Tidewater, Inc., Class B, expiring 7/31/2023*	137	414
TOTAL WARRANTS (Cost $—)		858

	Principal Amount ($)
SHORT-TERM INVESTMENTS - 11.6%
REPURCHASE AGREEMENTS(c) - 11.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $1,381,155 (Cost $1,381,087)	1,381,087	1,381,087
Total Investments - 108.0% (Cost $10,577,316)		12,877,924
Liabilities in excess of other assets - (8.0%)		(955,168)
Net Assets - 100.0%		11,922,756

*                      Non-income producing security.

(a)              All or a portion of this security is segregated in connection with obligations for swaps with a total value of $1,390,420.

(b)              Represents less than 0.05% of net assets.

(c)               The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,781,754
Aggregate gross unrealized depreciation	(1,523,414)
Net unrealized appreciation	$1,258,340
Federal income tax cost	$10,609,399

See accompanying notes to the financial statements.

Swap Agreements(1)

RAFI® Long/Short had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
(471,259)	11/6/2018	Goldman Sachs International	(1.95)%	Russell 1000 Total Return Index	(75,053)
144,405	11/6/2018	Goldman Sachs International	2.20%	FTSE RAFI US 1000 Total Return Index	27,583
(326,854)					(47,470)	—	—	(47,470)
(11,485,631)	11/6/2019	Societe Generale	(1.63)%	Russell 1000 Total Return Index	(999,055)
240,087	11/6/2019	Societe Generale	2.13%	FTSE RAFI US 1000 Total Return Index	36,340
(11,245,544)					(962,715)	889,757	72,958	—

(11,572,398)					(1,010,185)
				Total Appreciation	63,923
				Total Depreciation	(1,074,108)

(1)               The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)               Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)               Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)               The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)               Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

S&P 500® Ex-Energy ETF

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Aerospace & Defense - 3.0%
Arconic, Inc.	138	2,436
Boeing Co. (The)	180	63,389
General Dynamics Corp.	90	18,154
Harris Corp.	39	5,868
Huntington Ingalls Industries, Inc.	15	3,316
L3 Technologies, Inc.	25	4,958
Lockheed Martin Corp.	81	25,478
Northrop Grumman Corp.	57	18,653
Raytheon Co.	94	19,693
Rockwell Collins, Inc.	53	7,288
Textron, Inc.	85	5,659
TransDigm Group, Inc.	16	5,346
United Technologies Corp.	242	30,207
		210,445
Air Freight & Logistics - 0.8%
CH Robinson Worldwide, Inc.	45	3,915
Expeditors International of Washington, Inc.	57	4,245
FedEx Corp.	80	19,930
United Parcel Service, Inc., Class B	224	26,011
		54,101
Airlines - 0.5%
Alaska Air Group, Inc.	40	2,432
American Airlines Group, Inc.	137	5,965
Delta Air Lines, Inc.	211	11,405
Southwest Airlines Co.	176	8,990
United Continental Holdings, Inc.*	79	5,498
		34,290
Auto Components - 0.2%
Aptiv plc	86	8,385
BorgWarner, Inc.	64	3,122
Goodyear Tire & Rubber Co. (The)	78	1,905
		13,412
Automobiles - 0.5%
Ford Motor Co.	1,267	14,634
General Motors Co.	410	17,507
Harley-Davidson, Inc.	55	2,259
		34,400
Banks - 6.7%
Bank of America Corp.	3,107	90,227
BB&T Corp.	252	13,230
Citigroup, Inc.	835	55,686
Citizens Financial Group, Inc.	158	6,454
Comerica, Inc.	56	5,280
Fifth Third Bancorp	225	6,881
Huntington Bancshares, Inc.	358	5,323
JPMorgan Chase & Co.	1,114	119,209
KeyCorp	344	6,687
M&T Bank Corp.	49	8,432
People’s United Financial, Inc.	113	2,080
PNC Financial Services Group, Inc. (The)	153	21,942
Regions Financial Corp.	365	6,658
SunTrust Banks, Inc.	152	10,262
SVB Financial Group*	17	5,306
US Bancorp	510	25,495
Wells Fargo & Co.	1,426	76,990
Zions Bancorp	64	3,508
		469,650
Beverages - 1.9%
Brown-Forman Corp., Class B	85	4,808
Coca-Cola Co. (The)	1,247	53,621
Constellation Brands, Inc., Class A	56	12,492
Dr Pepper Snapple Group, Inc.	58	6,919
Molson Coors Brewing Co., Class B	60	3,699
Monster Beverage Corp.*	134	6,855
PepsiCo, Inc.	462	46,316
		134,710
Biotechnology - 2.7%
AbbVie, Inc.	518	51,251
Alexion Pharmaceuticals, Inc.*	72	8,361
Amgen, Inc.	217	38,978
Biogen, Inc.*	69	20,283
Celgene Corp.*	244	19,198
Gilead Sciences, Inc.	425	28,645
Incyte Corp.*	57	3,891
Regeneron Pharmaceuticals, Inc.*	25	7,508
Vertex Pharmaceuticals, Inc.*	82	12,628
		190,743
Building Products - 0.3%
Allegion plc	31	2,369
AO Smith Corp.	47	2,964
Fortune Brands Home & Security, Inc.	49	2,752
Johnson Controls International plc	301	10,102
Masco Corp.	102	3,802
		21,989
Capital Markets - 3.3%
Affiliated Managers Group, Inc.	18	2,867
Ameriprise Financial, Inc.	48	6,654
Bank of New York Mellon Corp. (The)	328	17,958
BlackRock, Inc.	40	21,369
Cboe Global Markets, Inc.	37	3,610
Charles Schwab Corp. (The)	389	21,636
CME Group, Inc.	111	18,082
E*TRADE Financial Corp.*	86	5,448
Franklin Resources, Inc.	106	3,558
Goldman Sachs Group, Inc. (The)	115	25,976
Intercontinental Exchange, Inc.	189	13,398
Invesco Ltd.	132	3,606
Jefferies Financial Services, Inc.	102	2,232
Moody’s Corp.	54	9,211
Morgan Stanley	448	22,463
MSCI, Inc.	29	4,715
Nasdaq, Inc.	38	3,491
Northern Trust Corp.	69	7,074
Raymond James Financial, Inc.	42	4,055
S&P Global, Inc.	82	16,195
State Street Corp.	119	11,437
T. Rowe Price Group, Inc.	79	9,592
		234,627
Chemicals - 2.2%
Air Products & Chemicals, Inc.	71	11,460
Albemarle Corp.	36	3,365
CF Industries Holdings, Inc.	76	3,127
DowDuPont, Inc.	760	48,724
Eastman Chemical Co.	46	4,798
Ecolab, Inc.	84	11,979
FMC Corp.	44	3,832
International Flavors & Fragrances, Inc.	26	3,175
LyondellBasell Industries NV, Class A	105	11,773
Monsanto Co.	143	18,227
Mosaic Co. (The)	114	3,134

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PPG Industries, Inc.	83	8,376
Praxair, Inc.	93	14,532
Sherwin-Williams Co. (The)	27	10,240
		156,742
Commercial Services & Supplies - 0.3%
Cintas Corp.	28	5,103
Republic Services, Inc.	73	4,923
Stericycle, Inc.*	28	1,778
Waste Management, Inc.	130	10,752
		22,556
Communications Equipment - 1.1%
Cisco Systems, Inc.	1,564	66,798
F5 Networks, Inc.*	20	3,462
Juniper Networks, Inc.	112	2,984
Motorola Solutions, Inc.	53	5,689
		78,933
Construction & Engineering - 0.1%
Fluor Corp.	45	2,193
Jacobs Engineering Group, Inc.	39	2,527
Quanta Services, Inc.*	50	1,801
		6,521
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	20	4,457
Vulcan Materials Co.	43	5,493
		9,950
Consumer Finance - 0.8%
American Express Co.	234	23,002
Capital One Financial Corp.	158	14,852
Discover Financial Services	115	8,494
Navient Corp.	85	1,174
Synchrony Financial	232	8,034
		55,556
Containers & Packaging - 0.4%
Avery Dennison Corp.	29	3,046
Ball Corp.	114	4,212
International Paper Co.	134	7,169
Packaging Corp. of America	31	3,643
Sealed Air Corp.	54	2,352
WestRock Co.	83	4,887
		25,309
Distributors - 0.1%
Genuine Parts Co.	48	4,358
LKQ Corp.*	101	3,209
		7,567
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	68	1,867

Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc., Class B*	625	119,706

Diversified Telecommunication Services - 1.9%
AT&T, Inc.	1,994	64,446
CenturyLink, Inc.	316	5,758
Verizon Communications, Inc.	1,341	63,925
		134,129
Electric Utilities - 1.8%
Alliant Energy Corp.	75	3,107
American Electric Power Co., Inc.	160	10,872
Duke Energy Corp.	227	17,515
Edison International	106	6,589
Entergy Corp.	59	4,774
Eversource Energy	103	5,879
Exelon Corp.	313	12,955
FirstEnergy Corp.	145	4,991
NextEra Energy, Inc.	153	25,369
PG&E Corp.	167	7,236
Pinnacle West Capital Corp.	36	2,866
PPL Corp.	225	6,147
Southern Co. (The)	327	14,682
Xcel Energy, Inc.	165	7,511
		130,493
Electrical Equipment - 0.6%
Acuity Brands, Inc.	14	1,655
AMETEK, Inc.	75	5,477
Eaton Corp. plc	143	10,951
Emerson Electric Co.	206	14,593
Rockwell Automation, Inc.	41	7,192
		39,868
Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	99	8,606
Corning, Inc.	282	7,662
FLIR Systems, Inc.	45	2,426
IPG Photonics Corp.*	12	2,895
TE Connectivity Ltd.	114	10,611
		32,200
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc.	33	4,122
American Tower Corp.	143	19,787
Apartment Investment & Management Co., Class A	51	2,082
AvalonBay Communities, Inc.	45	7,449
Boston Properties, Inc.	50	6,089
Crown Castle International Corp.	135	14,060
Digital Realty Trust, Inc.	67	7,201
Duke Realty Corp.	116	3,262
Equinix, Inc.	26	10,318
Equity Residential	120	7,679
Essex Property Trust, Inc.	21	5,020
Extra Space Storage, Inc.	41	3,946
Federal Realty Investment Trust	24	2,853
GGP, Inc.	205	4,157
HCP, Inc.	152	3,643
Host Hotels & Resorts, Inc.	238	5,148
Iron Mountain, Inc.	91	3,029
Kimco Realty Corp.	138	2,133
Macerich Co. (The)	35	1,947
Mid-America Apartment Communities, Inc.	37	3,462
Prologis, Inc.	173	11,133
Public Storage	49	10,380
Realty Income Corp.	92	4,904
Regency Centers Corp.	48	2,788
SBA Communications Corp.*	38	6,007
Simon Property Group, Inc.	101	16,182
SL Green Realty Corp.	29	2,828
UDR, Inc.	87	3,173
Ventas, Inc.	116	6,341
Vornado Realty Trust	56	3,904
Welltower, Inc.	120	6,918
Weyerhaeuser Co.	245	9,146
		201,091
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	143	28,348
Kroger Co. (The)	261	6,350
Sysco Corp.	156	10,145
Walgreens Boots Alliance, Inc.	277	17,282
Walmart, Inc.	471	38,876
		101,001
Food Products - 1.1%
Archer-Daniels-Midland Co.	182	7,957

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Campbell Soup Co.	62	2,086
Conagra Brands, Inc.	130	4,818
General Mills, Inc.	185	7,824
Hershey Co. (The)	46	4,142
Hormel Foods Corp.	88	3,158
JM Smucker Co. (The)	37	3,977
Kellogg Co.	81	5,216
Kraft Heinz Co. (The)	194	11,151
McCormick & Co., Inc. (Non-Voting)	39	3,939
Mondelez International, Inc., Class A	483	18,967
Tyson Foods, Inc., Class A	97	6,544
		79,779
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	565	34,764
ABIOMED, Inc.*	13	4,955
Align Technology, Inc.*	23	7,635
Baxter International, Inc.	161	11,405
Becton Dickinson and Co.	86	19,057
Boston Scientific Corp.*	446	13,554
Cooper Cos., Inc. (The)	16	3,621
Danaher Corp.	199	19,757
DENTSPLY SIRONA, Inc.	75	3,286
Edwards Lifesciences Corp.*	68	9,337
Hologic, Inc.*	90	3,410
IDEXX Laboratories, Inc.*	28	5,830
Intuitive Surgical, Inc.*	36	16,548
Medtronic plc	440	37,981
ResMed, Inc.	46	4,729
Stryker Corp.	105	18,272
Varian Medical Systems, Inc.*	30	3,536
Zimmer Biomet Holdings, Inc.	66	7,360
		225,037
Health Care Providers & Services - 3.3%
Aetna, Inc.	106	18,670
AmerisourceBergen Corp.	53	4,353
Anthem, Inc.	83	18,378
Cardinal Health, Inc.	102	5,313
Centene Corp.*	64	7,498
Cigna Corp.	79	13,380
CVS Health Corp.	329	20,855
DaVita, Inc.*	47	3,142
Envision Healthcare Corp.*	39	1,672
Express Scripts Holding Co.*	183	13,873
HCA Healthcare, Inc.	91	9,386
Henry Schein, Inc.*	50	3,460
Humana, Inc.	45	13,094
Laboratory Corp. of America Holdings*	33	5,960
McKesson Corp.	67	9,510
Quest Diagnostics, Inc.	44	4,687
UnitedHealth Group, Inc.	314	75,834
Universal Health Services, Inc., Class B	28	3,220
		232,285
Health Care Technology - 0.1%
Cerner Corp.*	103	6,147

Hotels, Restaurants & Leisure - 1.9%
Carnival Corp.	132	8,221
Chipotle Mexican Grill, Inc.*	8	3,441
Darden Restaurants, Inc.	40	3,496
Hilton Worldwide Holdings, Inc.	92	7,425
Marriott International, Inc., Class A	98	13,265
McDonald’s Corp.	259	41,443
MGM Resorts International	166	5,221
Norwegian Cruise Line Holdings Ltd.*	67	3,507
Royal Caribbean Cruises Ltd.	56	5,879
Starbucks Corp.	456	25,842
Wynn Resorts Ltd.	26	5,096
Yum! Brands, Inc.	108	8,784
		131,620
Household Durables - 0.4%
DR Horton, Inc.	111	4,685
Garmin Ltd.	36	2,163
Leggett & Platt, Inc.	43	1,776
Lennar Corp., Class A	89	4,605
Mohawk Industries, Inc.*	21	4,285
Newell Brands, Inc.	158	3,726
PulteGroup, Inc.	86	2,602
Whirlpool Corp.	23	3,329
		27,171
Household Products - 1.4%
Church & Dwight Co., Inc.	79	3,709
Clorox Co. (The)	42	5,075
Colgate-Palmolive Co.	284	17,918
Kimberly-Clark Corp.	114	11,497
Procter & Gamble Co. (The)	819	59,926
		98,125
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	214	2,728
NRG Energy, Inc.	98	3,355
		6,083
Industrial Conglomerates - 1.7%
3M Co.	193	38,065
General Electric Co.	2,820	39,706
Honeywell International, Inc.	244	36,090
Roper Technologies, Inc.	33	9,101
		122,962
Insurance - 2.6%
Aflac, Inc.	254	11,445
Allstate Corp. (The)	115	10,750
American International Group, Inc.	292	15,415
Aon plc	80	11,190
Arthur J Gallagher & Co.	59	3,910
Assurant, Inc.	17	1,587
Brighthouse Financial, Inc.*	31	1,460
Chubb Ltd.	151	19,734
Cincinnati Financial Corp.	48	3,330
Everest Re Group Ltd.	13	2,929
Hartford Financial Services Group, Inc. (The)	116	6,070
Lincoln National Corp.	71	4,707
Loews Corp.	88	4,301
Marsh & McLennan Cos., Inc.	165	13,261
MetLife, Inc.	337	15,499
Principal Financial Group, Inc.	87	4,855
Progressive Corp. (The)	189	11,735
Prudential Financial, Inc.	137	13,267
Torchmark Corp.	34	2,884
Travelers Cos., Inc. (The)	88	11,310
Unum Group	72	2,794
Willis Towers Watson plc	43	6,499
XL Group Ltd.	83	4,613
		183,545
Internet & Direct Marketing Retail - 4.3%
Amazon.com, Inc.*	130	211,851
Booking Holdings, Inc.*	16	33,743
Expedia Group, Inc.	40	4,841
Netflix, Inc.*	141	49,575

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
TripAdvisor, Inc.*	35	1,825
		301,835
Internet Software & Services - 5.4%
Akamai Technologies, Inc.*	55	4,146
Alphabet, Inc., Class A*	97	106,700
Alphabet, Inc., Class C*	99	107,414
eBay, Inc.*	306	11,542
Facebook, Inc., Class A*	778	149,205
VeriSign, Inc.*	31	4,044
		383,051
IT Services - 4.6%
Accenture plc, Class A	200	31,148
Alliance Data Systems Corp.	16	3,373
Automatic Data Processing, Inc.	144	18,723
Cognizant Technology Solutions Corp., Class A	191	14,392
DXC Technology Co.	93	8,566
Fidelity National Information Services, Inc.	108	11,040
Fiserv, Inc.*	134	9,728
Gartner, Inc.*	29	3,850
Global Payments, Inc.	52	5,780
International Business Machines Corp.	278	39,284
Mastercard, Inc., Class A	300	57,036
Paychex, Inc.	104	6,820
PayPal Holdings, Inc.*	366	30,038
Total System Services, Inc.	54	4,600
Visa, Inc., Class A	585	76,471
Western Union Co. (The)	149	2,964
		323,813
Leisure Products - 0.1%
Hasbro, Inc.	37	3,210
Mattel, Inc.	112	1,738
		4,948
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	105	6,501
Illumina, Inc.*	48	13,077
IQVIA Holdings, Inc.*	47	4,650
Mettler-Toledo International, Inc.*	8	4,406
PerkinElmer, Inc.	36	2,676
Thermo Fisher Scientific, Inc.	130	27,075
Waters Corp.*	26	5,008
		63,393
Machinery - 1.7%
Caterpillar, Inc.	194	29,470
Cummins, Inc.	51	7,262
Deere & Co.	105	15,699
Dover Corp.	50	3,860
Flowserve Corp.	42	1,736
Fortive Corp.	99	7,196
Illinois Tool Works, Inc.	100	14,370
Ingersoll-Rand plc	81	7,091
PACCAR, Inc.	114	7,094
Parker-Hannifin Corp.	43	7,349
Pentair plc	54	2,357
Snap-on, Inc.	18	2,661
Stanley Black & Decker, Inc.	50	6,962
Xylem, Inc.	58	4,083
		117,190
Media - 2.5%
CBS Corp. (Non-Voting), Class B	112	5,641
Charter Communications, Inc., Class A*	60	15,662
Comcast Corp., Class A	1,505	46,926
Discovery, Inc., Class A*	51	1,076
Discovery, Inc., Class C*	99	1,957
DISH Network Corp., Class A*	74	2,187
Interpublic Group of Cos., Inc. (The)	125	2,825
News Corp., Class A	124	1,864
News Corp., Class B	40	618
Omnicom Group, Inc.	75	5,406
Time Warner, Inc.	253	23,823
Twenty-First Century Fox, Inc., Class A	342	13,184
Twenty-First Century Fox, Inc., Class B	143	5,458
Viacom, Inc., Class B	115	3,117
Walt Disney Co. (The)	488	48,541
		178,285
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	437	7,385
Newmont Mining Corp.	173	6,735
Nucor Corp.	103	6,612
		20,732
Multiline Retail - 0.5%
Dollar General Corp.	84	7,348
Dollar Tree, Inc.*	77	6,360
Kohl’s Corp.	55	3,671
Macy’s, Inc.	99	3,456
Nordstrom, Inc.	38	1,863
Target Corp.	177	12,902
		35,600
Multi-Utilities - 1.0%
Ameren Corp.	79	4,676
CenterPoint Energy, Inc.	140	3,658
CMS Energy Corp.	92	4,244
Consolidated Edison, Inc.	101	7,750
Dominion Energy, Inc.	212	13,608
DTE Energy Co.	58	5,941
NiSource, Inc.	110	2,783
Public Service Enterprise Group, Inc.	164	8,689
SCANA Corp.	46	1,670
Sempra Energy	83	8,842
WEC Energy Group, Inc.	102	6,441
		68,302
Personal Products - 0.2%
Coty, Inc., Class A	153	2,027
Estee Lauder Cos., Inc. (The), Class A	73	10,909
		12,936
Pharmaceuticals - 4.6%
Allergan plc	107	16,136
Bristol-Myers Squibb Co.	530	27,889
Eli Lilly & Co.	313	26,617
Johnson & Johnson	871	104,189
Merck & Co., Inc.	876	52,148
Mylan NV*	167	6,423
Nektar Therapeutics*	52	4,174
Perrigo Co. plc	43	3,146
Pfizer, Inc.	1,933	69,453
Zoetis, Inc.	158	13,224
		323,399
Professional Services - 0.3%
Equifax, Inc.	39	4,444
IHS Markit Ltd.*	118	5,815
Nielsen Holdings plc	109	3,289
Robert Half International, Inc.	40	2,547

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Verisk Analytics, Inc.*	50	5,312
		21,407
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	98	4,527

Road & Rail - 1.1%
CSX Corp.	288	18,619
JB Hunt Transport Services, Inc.	28	3,587
Kansas City Southern	33	3,536
Norfolk Southern Corp.	92	13,952
Union Pacific Corp.	256	36,546
		76,240
Semiconductors & Semiconductor Equipment - 4.6%
Advanced Micro Devices, Inc.*	268	3,680
Analog Devices, Inc.	120	11,662
Applied Materials, Inc.	341	17,316
Broadcom, Inc.	133	33,525
Intel Corp.	1,520	83,904
KLA-Tencor Corp.	51	5,775
Lam Research Corp.	53	10,504
Microchip Technology, Inc.	76	7,401
Micron Technology, Inc.*	375	21,596
NVIDIA Corp.	196	49,429
Qorvo, Inc.*	41	3,290
QUALCOMM, Inc.	481	27,956
Skyworks Solutions, Inc.	59	5,818
Texas Instruments, Inc.	319	35,699
Xilinx, Inc.	83	5,653
		323,208
Software - 6.5%
Activision Blizzard, Inc.	246	17,444
Adobe Systems, Inc.*	160	39,885
ANSYS, Inc.*	27	4,396
Autodesk, Inc.*	72	9,295
CA, Inc.	102	3,646
Cadence Design Systems, Inc.*	92	3,905
Citrix Systems, Inc.*	42	4,436
Electronic Arts, Inc.*	100	13,091
Intuit, Inc.	79	15,926
Microsoft Corp.	2,500	247,100
Oracle Corp.	981	45,832
Red Hat, Inc.*	57	9,258
salesforce.com, Inc.*	223	28,841
Symantec Corp.	201	4,177
Synopsys, Inc.*	48	4,227
Take-Two Interactive Software, Inc.*	37	4,147
		455,606
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	24	3,087
AutoZone, Inc.*	9	5,844
Best Buy Co., Inc.	83	5,665
CarMax, Inc.*	59	4,066
Foot Locker, Inc.	39	2,105
Gap, Inc. (The)	71	1,986
Home Depot, Inc. (The)	379	70,702
L Brands, Inc.	80	2,713
Lowe’s Cos., Inc.	270	25,653
O’Reilly Automotive, Inc.*	27	7,274
Ross Stores, Inc.	124	9,781
Tiffany & Co.	33	4,316
TJX Cos., Inc. (The)	205	18,516
Tractor Supply Co.	41	3,047
Ulta Beauty, Inc.*	19	4,691
		169,446
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	1,648	307,962
Hewlett Packard Enterprise Co.	509	7,757
HP, Inc.	532	11,720
NetApp, Inc.	87	5,944
Seagate Technology plc	92	5,184
Western Digital Corp.	97	8,101
Xerox Corp.	69	1,875
		348,543
Textiles, Apparel & Luxury Goods - 0.8%
Hanesbrands, Inc.	117	2,133
Michael Kors Holdings Ltd.*	49	2,812
NIKE, Inc., Class B	421	30,228
PVH Corp.	25	4,000
Ralph Lauren Corp.	18	2,422
Tapestry, Inc.	93	4,066
Under Armour, Inc., Class A*	60	1,254
Under Armour, Inc., Class C*	60	1,135
VF Corp.	107	8,684
		56,734
Tobacco - 1.0%
Altria Group, Inc.	617	34,392
Philip Morris International, Inc.	504	40,088
		74,480
Trading Companies & Distributors - 0.2%
Fastenal Co.	93	4,951
United Rentals, Inc.*	27	4,308
WW Grainger, Inc.	17	5,253
		14,512
Water Utilities - 0.1%
American Water Works Co., Inc.	58	4,822

TOTAL COMMON STOCKS (Cost $5,645,748)		7,017,619

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 0.4%

REPURCHASE AGREEMENTS(b) - 0.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $27,821 (Cost $27,820)	27,820	27,820
Total Investments - 99.9% (Cost $5,673,568)		7,045,439
Other Assets Less Liabilities - 0.1%		9,790
Net Assets - 100.0%		7,055,229

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,691,062
Aggregate gross unrealized depreciation	(321,276)
Net unrealized appreciation	$1,369,786
Federal income tax cost	$5,675,653

See accompanying notes to the financial statements.

S&P 500® Ex-Financials ETF

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Aerospace & Defense - 3.4%
Arconic, Inc.	31	547
Boeing Co. (The)	40	14,087
General Dynamics Corp.	20	4,034
Harris Corp.	9	1,354
Huntington Ingalls Industries, Inc.	3	663
L3 Technologies, Inc.	6	1,190
Lockheed Martin Corp.	18	5,662
Northrop Grumman Corp.	13	4,254
Raytheon Co.	21	4,400
Rockwell Collins, Inc.	12	1,650
Textron, Inc.	19	1,265
TransDigm Group, Inc.	3	1,002
United Technologies Corp.	53	6,616
		46,724
Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	10	870
Expeditors International of Washington, Inc.	13	968
FedEx Corp.	18	4,484
United Parcel Service, Inc., Class B	49	5,690
		12,012
Airlines - 0.5%
Alaska Air Group, Inc.	9	547
American Airlines Group, Inc.	30	1,306
Delta Air Lines, Inc.	47	2,541
Southwest Airlines Co.	39	1,992
United Continental Holdings, Inc.*	17	1,183
		7,569
Auto Components - 0.2%
Aptiv plc	19	1,853
BorgWarner, Inc.	14	683
Goodyear Tire & Rubber Co. (The)	17	415
		2,951
Automobiles - 0.5%
Ford Motor Co.	281	3,245
General Motors Co.	91	3,886
Harley-Davidson, Inc.	12	493
		7,624
Beverages - 2.1%
Brown-Forman Corp., Class B	19	1,075
Coca-Cola Co. (The)	276	11,868
Constellation Brands, Inc., Class A	12	2,677
Dr Pepper Snapple Group, Inc.	13	1,551
Molson Coors Brewing Co., Class B	13	801
Monster Beverage Corp.*	30	1,535
PepsiCo, Inc.	102	10,225
		29,732
Biotechnology - 3.1%
AbbVie, Inc.	115	11,378
Alexion Pharmaceuticals, Inc.*	16	1,858
Amgen, Inc.	48	8,622
Biogen, Inc.*	15	4,409
Celgene Corp.*	54	4,249
Gilead Sciences, Inc.	94	6,336
Incyte Corp.*	13	887
Regeneron Pharmaceuticals, Inc.*	6	1,802
Vertex Pharmaceuticals, Inc.*	18	2,772
		42,313
Building Products - 0.4%
Allegion plc	7	535
AO Smith Corp.	10	631
Fortune Brands Home & Security, Inc.	11	618
Johnson Controls International plc	67	2,248
Masco Corp.	23	857
		4,889
Chemicals - 2.5%
Air Products & Chemicals, Inc.	16	2,583
Albemarle Corp.	8	748
CF Industries Holdings, Inc.	17	699
DowDuPont, Inc.	168	10,770
Eastman Chemical Co.	10	1,043
Ecolab, Inc.	19	2,710
FMC Corp.	10	871
International Flavors & Fragrances, Inc.	6	733
LyondellBasell Industries NV, Class A	23	2,579
Monsanto Co.	32	4,079
Mosaic Co. (The)	25	687
PPG Industries, Inc.	18	1,817
Praxair, Inc.	21	3,281
Sherwin-Williams Co. (The)	6	2,275
		34,875
Commercial Services & Supplies - 0.4%
Cintas Corp.	6	1,093
Republic Services, Inc.	16	1,079
Stericycle, Inc.*	6	381
Waste Management, Inc.	29	2,399
		4,952
Communications Equipment - 1.3%
Cisco Systems, Inc.	346	14,778
F5 Networks, Inc.*	4	692
Juniper Networks, Inc.	25	666
Motorola Solutions, Inc.	12	1,288
		17,424
Construction & Engineering - 0.1%
Fluor Corp.	10	488
Jacobs Engineering Group, Inc.	9	583
Quanta Services, Inc.*	11	396
		1,467
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	5	1,114
Vulcan Materials Co.	10	1,278
		2,392
Containers & Packaging - 0.4%
Avery Dennison Corp.	6	630
Ball Corp.	25	924
International Paper Co.	30	1,605
Packaging Corp. of America	7	822
Sealed Air Corp.	12	523
WestRock Co.	18	1,060
		5,564
Distributors - 0.1%
Genuine Parts Co.	11	999
LKQ Corp.*	22	699
		1,698
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	15	412

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	442	14,286
CenturyLink, Inc.	70	1,275

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Verizon Communications, Inc.	297	14,158
		29,719
Electric Utilities - 2.1%
Alliant Energy Corp.	17	704
American Electric Power Co., Inc.	35	2,378
Duke Energy Corp.	50	3,858
Edison International	23	1,430
Entergy Corp.	13	1,052
Eversource Energy	23	1,313
Exelon Corp.	69	2,856
FirstEnergy Corp.	32	1,101
NextEra Energy, Inc.	34	5,638
PG&E Corp.	37	1,603
Pinnacle West Capital Corp.	8	637
PPL Corp.	50	1,366
Southern Co. (The)	73	3,278
Xcel Energy, Inc.	37	1,684
		28,898
Electrical Equipment - 0.6%
Acuity Brands, Inc.	3	355
AMETEK, Inc.	17	1,241
Eaton Corp. plc	32	2,450
Emerson Electric Co.	46	3,259
Rockwell Automation, Inc.	9	1,579
		8,884
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	22	1,912
Corning, Inc.	63	1,712
FLIR Systems, Inc.	10	539
IPG Photonics Corp.*	3	724
TE Connectivity Ltd.	25	2,327
		7,214
Energy Equipment & Services - 1.0%
Baker Hughes a GE Co.	30	1,038
Halliburton Co.	63	3,133
Helmerich & Payne, Inc.	8	531
National Oilwell Varco, Inc.	27	1,118
Schlumberger Ltd.	100	6,867
TechnipFMC plc	32	997
		13,684
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	32	6,343
Kroger Co. (The)	57	1,387
Sysco Corp.	35	2,276
Walgreens Boots Alliance, Inc.	61	3,806
Walmart, Inc.	104	8,584
		22,396
Food Products - 1.3%
Archer-Daniels-Midland Co.	40	1,749
Campbell Soup Co.	14	471
Conagra Brands, Inc.	29	1,075
General Mills, Inc.	41	1,734
Hershey Co. (The)	10	900
Hormel Foods Corp.	19	682
JM Smucker Co. (The)	8	860
Kellogg Co.	18	1,159
Kraft Heinz Co. (The)	43	2,471
McCormick & Co., Inc. (Non-Voting)	9	909
Mondelez International, Inc., Class A	107	4,202
Tyson Foods, Inc., Class A	21	1,417
		17,629
Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	125	7,691
ABIOMED, Inc.*	3	1,143
Align Technology, Inc.*	5	1,660
Baxter International, Inc.	36	2,550
Becton Dickinson and Co.	19	4,210
Boston Scientific Corp.*	99	3,009
Cooper Cos., Inc. (The)	4	905
Danaher Corp.	44	4,368
DENTSPLY SIRONA, Inc.	17	745
Edwards Lifesciences Corp.*	15	2,060
Hologic, Inc.*	20	758
IDEXX Laboratories, Inc.*	6	1,249
Intuitive Surgical, Inc.*	8	3,677
Medtronic plc	97	8,373
ResMed, Inc.	10	1,028
Stryker Corp.	23	4,003
Varian Medical Systems, Inc.*	7	825
Zimmer Biomet Holdings, Inc.	15	1,673
		49,927
Health Care Providers & Services - 3.7%
Aetna, Inc.	24	4,227
AmerisourceBergen Corp.	12	986
Anthem, Inc.	18	3,986
Cardinal Health, Inc.	23	1,198
Centene Corp.*	14	1,640
Cigna Corp.	17	2,879
CVS Health Corp.	73	4,628
DaVita, Inc.*	10	668
Envision Healthcare Corp.*	9	386
Express Scripts Holding Co.*	41	3,108
HCA Healthcare, Inc.	20	2,063
Henry Schein, Inc.*	11	761
Humana, Inc.	10	2,910
Laboratory Corp. of America Holdings*	7	1,264
McKesson Corp.	15	2,129
Quest Diagnostics, Inc.	10	1,065
UnitedHealth Group, Inc.	70	16,906
Universal Health Services, Inc., Class B	6	690
		51,494
Health Care Technology - 0.1%
Cerner Corp.*	23	1,373

Hotels, Restaurants & Leisure - 2.1%
Carnival Corp.	29	1,806
Chipotle Mexican Grill, Inc.*	2	860
Darden Restaurants, Inc.	9	787
Hilton Worldwide Holdings, Inc.	20	1,614
Marriott International, Inc., Class A	22	2,978
McDonald’s Corp.	57	9,120
MGM Resorts International	37	1,164
Norwegian Cruise Line Holdings Ltd.*	15	785
Royal Caribbean Cruises Ltd.	12	1,260
Starbucks Corp.	101	5,724
Wynn Resorts Ltd.	6	1,176
Yum! Brands, Inc.	24	1,952
		29,226
Household Durables - 0.4%
DR Horton, Inc.	25	1,055
Garmin Ltd.	8	481
Leggett & Platt, Inc.	10	413
Lennar Corp., Class A	20	1,035
Mohawk Industries, Inc.*	5	1,020
Newell Brands, Inc.	35	825
PulteGroup, Inc.	19	575

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Whirlpool Corp.	5	724
		6,128
Household Products - 1.6%
Church & Dwight Co., Inc.	18	845
Clorox Co. (The)	9	1,087
Colgate-Palmolive Co.	63	3,975
Kimberly-Clark Corp.	25	2,521
Procter & Gamble Co. (The)	181	13,244
		21,672
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	48	612
NRG Energy, Inc.	22	753
		1,365
Industrial Conglomerates - 2.0%
3M Co.	43	8,481
General Electric Co.	624	8,786
Honeywell International, Inc.	54	7,987
Roper Technologies, Inc.	7	1,930
		27,184
Internet & Direct Marketing Retail - 4.9%
Amazon.com, Inc.*	29	47,259
Booking Holdings, Inc.*	4	8,436
Expedia Group, Inc.	9	1,089
Netflix, Inc.*	31	10,900
TripAdvisor, Inc.*	8	417
		68,101
Internet Software & Services - 6.1%
Akamai Technologies, Inc.*	12	904
Alphabet, Inc., Class A*	21	23,100
Alphabet, Inc., Class C*	22	23,870
eBay, Inc.*	68	2,565
Facebook, Inc., Class A*	172	32,986
VeriSign, Inc.*	7	913
		84,338
IT Services - 5.2%
Accenture plc, Class A	44	6,853
Alliance Data Systems Corp.	3	632
Automatic Data Processing, Inc.	32	4,161
Cognizant Technology Solutions Corp., Class A	42	3,165
DXC Technology Co.	21	1,934
Fidelity National Information Services, Inc.	24	2,453
Fiserv, Inc.*	30	2,178
Gartner, Inc.*	7	929
Global Payments, Inc.	11	1,223
International Business Machines Corp.	62	8,761
Mastercard, Inc., Class A	66	12,548
Paychex, Inc.	23	1,508
PayPal Holdings, Inc.*	81	6,648
Total System Services, Inc.	12	1,022
Visa, Inc., Class A	130	16,994
Western Union Co. (The)	33	656
		71,665
Leisure Products - 0.1%
Hasbro, Inc.	8	694
Mattel, Inc.	25	388
		1,082
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	23	1,424
Illumina, Inc.*	11	2,997
IQVIA Holdings, Inc.*	10	989
Mettler-Toledo International, Inc.*	2	1,101
PerkinElmer, Inc.	8	595
Thermo Fisher Scientific, Inc.	29	6,040
Waters Corp.*	6	1,156
		14,302
Machinery - 1.9%
Caterpillar, Inc.	43	6,532
Cummins, Inc.	11	1,566
Deere & Co.	23	3,439
Dover Corp.	11	849
Flowserve Corp.	9	372
Fortive Corp.	22	1,599
Illinois Tool Works, Inc.	22	3,161
Ingersoll-Rand plc	18	1,576
PACCAR, Inc.	25	1,556
Parker-Hannifin Corp.	10	1,709
Pentair plc	12	524
Snap-on, Inc.	4	591
Stanley Black & Decker, Inc.	11	1,532
Xylem, Inc.	13	915
		25,921
Media - 2.8%
CBS Corp. (Non-Voting), Class B	25	1,259
Charter Communications, Inc., Class A*	13	3,394
Comcast Corp., Class A	333	10,383
Discovery, Inc., Class A*	11	232
Discovery, Inc., Class C*	22	435
DISH Network Corp., Class A*	16	473
Interpublic Group of Cos., Inc. (The)	28	633
News Corp., Class A	28	421
News Corp., Class B	9	139
Omnicom Group, Inc.	17	1,225
Time Warner, Inc.	56	5,273
Twenty-First Century Fox, Inc., Class A	76	2,930
Twenty-First Century Fox, Inc., Class B	32	1,221
Viacom, Inc., Class B	25	677
Walt Disney Co. (The)	108	10,743
		39,438
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	97	1,639
Newmont Mining Corp.	38	1,479
Nucor Corp.	23	1,477
		4,595
Multiline Retail - 0.6%
Dollar General Corp.	19	1,662
Dollar Tree, Inc.*	17	1,404
Kohl’s Corp.	12	801
Macy’s, Inc.	22	768
Nordstrom, Inc.	8	392
Target Corp.	39	2,843
		7,870
Multi-Utilities - 1.1%
Ameren Corp.	17	1,006
CenterPoint Energy, Inc.	31	810
CMS Energy Corp.	20	923
Consolidated Edison, Inc.	22	1,688
Dominion Energy, Inc.	47	3,017
DTE Energy Co.	13	1,332
NiSource, Inc.	24	607
Public Service Enterprise Group, Inc.	36	1,907
SCANA Corp.	10	363
Sempra Energy	18	1,918

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
WEC Energy Group, Inc.	23	1,452
		15,023
Oil, Gas & Consumable Fuels - 6.5%
Anadarko Petroleum Corp.	37	2,583
Andeavor	10	1,444
Apache Corp.	27	1,080
Cabot Oil & Gas Corp.	33	754
Chevron Corp.	137	17,029
Cimarex Energy Co.	7	650
Concho Resources, Inc.*	11	1,510
ConocoPhillips	84	5,661
Devon Energy Corp.	38	1,580
EOG Resources, Inc.	42	4,948
EQT Corp.	18	928
Exxon Mobil Corp.	305	24,778
Hess Corp.	19	1,148
Kinder Morgan, Inc.	136	2,269
Marathon Oil Corp.	61	1,307
Marathon Petroleum Corp.	34	2,687
Newfield Exploration Co.*	14	409
Noble Energy, Inc.	35	1,250
Occidental Petroleum Corp.	55	4,631
ONEOK, Inc.	30	2,045
Phillips 66	30	3,495
Pioneer Natural Resources Co.	12	2,317
Range Resources Corp.	16	253
Valero Energy Corp.	31	3,757
Williams Cos., Inc. (The)	60	1,612
		90,125
Personal Products - 0.2%
Coty, Inc., Class A	34	450
Estee Lauder Cos., Inc. (The), Class A	16	2,391
		2,841
Pharmaceuticals - 5.2%
Allergan plc	24	3,619
Bristol-Myers Squibb Co.	117	6,157
Eli Lilly & Co.	69	5,868
Johnson & Johnson	193	23,087
Merck & Co., Inc.	194	11,549
Mylan NV*	37	1,423
Nektar Therapeutics*	12	963
Perrigo Co. plc	9	658
Pfizer, Inc.	428	15,378
Zoetis, Inc.	35	2,929
		71,631
Professional Services - 0.3%
Equifax, Inc.	9	1,026
IHS Markit Ltd.*	26	1,281
Nielsen Holdings plc	24	724
Robert Half International, Inc.	9	573
Verisk Analytics, Inc.*	11	1,169
		4,773
Road & Rail - 1.2%
CSX Corp.	64	4,138
JB Hunt Transport Services, Inc.	6	769
Kansas City Southern	7	750
Norfolk Southern Corp.	20	3,033
Union Pacific Corp.	57	8,137
		16,827
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Micro Devices, Inc.*	59	810
Analog Devices, Inc.	27	2,624
Applied Materials, Inc.	76	3,859
Broadcom, Inc.	30	7,562
Intel Corp.	337	18,602
KLA-Tencor Corp.	11	1,246
Lam Research Corp.	12	2,378
Microchip Technology, Inc.	17	1,656
Micron Technology, Inc.*	83	4,780
NVIDIA Corp.	44	11,096
Qorvo, Inc.*	9	722
QUALCOMM, Inc.	106	6,161
Skyworks Solutions, Inc.	13	1,282
Texas Instruments, Inc.	71	7,946
Xilinx, Inc.	18	1,226
		71,950
Software - 7.3%
Activision Blizzard, Inc.	55	3,900
Adobe Systems, Inc.*	35	8,725
ANSYS, Inc.*	6	977
Autodesk, Inc.*	16	2,066
CA, Inc.	22	786
Cadence Design Systems, Inc.*	20	849
Citrix Systems, Inc.*	9	951
Electronic Arts, Inc.*	22	2,880
Intuit, Inc.	18	3,629
Microsoft Corp.	554	54,757
Oracle Corp.	217	10,138
Red Hat, Inc.*	13	2,111
salesforce.com, Inc.*	50	6,466
Symantec Corp.	45	935
Synopsys, Inc.*	11	969
Take-Two Interactive Software, Inc.*	8	897
		101,036
Specialty Retail - 2.7%
Advance Auto Parts, Inc.	5	643
AutoZone, Inc.*	2	1,299
Best Buy Co., Inc.	18	1,228
CarMax, Inc.*	13	896
Foot Locker, Inc.	9	486
Gap, Inc. (The)	16	448
Home Depot, Inc. (The)	84	15,670
L Brands, Inc.	18	610
Lowe’s Cos., Inc.	60	5,701
O’Reilly Automotive, Inc.*	6	1,616
Ross Stores, Inc.	27	2,130
Tiffany & Co.	7	915
TJX Cos., Inc. (The)	45	4,064
Tractor Supply Co.	9	669
Ulta Beauty, Inc.*	4	988
		37,363
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	365	68,208
Hewlett Packard Enterprise Co.	113	1,722
HP, Inc.	118	2,599
NetApp, Inc.	19	1,298
Seagate Technology plc	20	1,127
Western Digital Corp.	21	1,754
Xerox Corp.	15	408
		77,116
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands, Inc.	26	474
Michael Kors Holdings Ltd.*	11	631
NIKE, Inc., Class B	93	6,678
PVH Corp.	6	960
Ralph Lauren Corp.	4	538
Tapestry, Inc.	20	874
Under Armour, Inc., Class A*	13	272
Under Armour, Inc., Class C*	13	246

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
VF Corp.	24	1,948
		12,621
Tobacco - 1.2%
Altria Group, Inc.	137	7,636
Philip Morris International, Inc.	112	8,909
		16,545
Trading Companies & Distributors - 0.2%
Fastenal Co.	21	1,118
United Rentals, Inc.*	6	957
WW Grainger, Inc.	4	1,236
		3,311
Water Utilities - 0.1%
American Water Works Co., Inc.	13	1,081

TOTAL COMMON STOCKS (Cost $1,333,179)		1,378,946

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 0.3%

REPURCHASE AGREEMENTS(b) - 0.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $4,718 (Cost $4,718)	4,718	4,718

Total Investments - 99.8% (Cost $1,337,897)		1,383,664
Other Assets Less Liabilities - 0.2%		2,231
Net Assets - 100.0%		1,385,895

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$136,100
Aggregate gross unrealized depreciation	(93,724)
Net unrealized appreciation	$42,376
Federal income tax cost	$1,341,288

See accompanying notes to the financial statements.

S&P 500® Ex-Health Care ETF

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS - 99.5%

Aerospace & Defense - 3.2%
Arconic, Inc.	30	530
Boeing Co. (The)	39	13,734
General Dynamics Corp.	20	4,034
Harris Corp.	8	1,204
Huntington Ingalls Industries, Inc.	3	663
L3 Technologies, Inc.	6	1,190
Lockheed Martin Corp.	18	5,662
Northrop Grumman Corp.	12	3,927
Raytheon Co.	21	4,400
Rockwell Collins, Inc.	12	1,650
Textron, Inc.	19	1,265
TransDigm Group, Inc.	3	1,002
United Technologies Corp.	53	6,615
		45,876
Air Freight & Logistics - 0.9%
CH Robinson Worldwide, Inc.	10	870
Expeditors International of Washington, Inc.	13	968
FedEx Corp.	18	4,484
United Parcel Service, Inc., Class B	49	5,690
		12,012
Airlines - 0.5%
Alaska Air Group, Inc.	9	547
American Airlines Group, Inc.	30	1,306
Delta Air Lines, Inc.	46	2,487
Southwest Airlines Co.	39	1,992
United Continental Holdings, Inc.*	17	1,183
		7,515
Auto Components - 0.2%
Aptiv plc	19	1,853
BorgWarner, Inc.	14	683
Goodyear Tire & Rubber Co. (The)	17	415
		2,951
Automobiles - 0.5%
Ford Motor Co.	279	3,222
General Motors Co.	90	3,843
Harley-Davidson, Inc.	12	493
		7,558
Banks - 7.3%
Bank of America Corp.	683	19,834
BB&T Corp.	56	2,940
Citigroup, Inc.	183	12,204
Citizens Financial Group, Inc.	35	1,430
Comerica, Inc.	12	1,132
Fifth Third Bancorp	50	1,529
Huntington Bancshares, Inc.	79	1,175
JPMorgan Chase & Co.	245	26,217
KeyCorp	76	1,477
M&T Bank Corp.	11	1,893
People’s United Financial, Inc.	25	460
PNC Financial Services Group, Inc. (The)	34	4,876
Regions Financial Corp.	80	1,459
SunTrust Banks, Inc.	33	2,228
SVB Financial Group*	4	1,249
US Bancorp	112	5,599
Wells Fargo & Co.	313	16,899
Zions Bancorp	14	767
		103,368
Beverages - 2.1%
Brown-Forman Corp., Class B	19	1,075
Coca-Cola Co. (The)	274	11,782
Constellation Brands, Inc., Class A	12	2,677
Dr Pepper Snapple Group, Inc.	13	1,551
Molson Coors Brewing Co., Class B	13	801
Monster Beverage Corp.*	30	1,535
PepsiCo, Inc.	102	10,225
		29,646
Building Products - 0.3%
Allegion plc	7	535
AO Smith Corp.	10	630
Fortune Brands Home & Security, Inc.	11	618
Johnson Controls International plc	66	2,215
Masco Corp.	22	820
		4,818
Capital Markets - 3.6%
Affiliated Managers Group, Inc.	4	637
Ameriprise Financial, Inc.	10	1,386
Bank of New York Mellon Corp. (The)	72	3,942
BlackRock, Inc.	9	4,808
Cboe Global Markets, Inc.	8	781
Charles Schwab Corp. (The)	86	4,783
CME Group, Inc.	24	3,910
E*TRADE Financial Corp.*	19	1,204
Franklin Resources, Inc.	23	772
Goldman Sachs Group, Inc. (The)	25	5,647
Intercontinental Exchange, Inc.	42	2,977
Invesco Ltd.	29	792
Jefferies Financial Services, Inc.	22	481
Moody’s Corp.	12	2,047
Morgan Stanley	99	4,964
MSCI, Inc.	6	975
Nasdaq, Inc.	8	735
Northern Trust Corp.	15	1,538
Raymond James Financial, Inc.	9	869
S&P Global, Inc.	18	3,555
State Street Corp.	26	2,499
T. Rowe Price Group, Inc.	17	2,064
		51,366
Chemicals - 2.4%
Air Products & Chemicals, Inc.	16	2,583
Albemarle Corp.	8	748
CF Industries Holdings, Inc.	17	699
DowDuPont, Inc.	167	10,706
Eastman Chemical Co.	10	1,043
Ecolab, Inc.	19	2,710
FMC Corp.	10	871
International Flavors & Fragrances, Inc.	6	733
LyondellBasell Industries NV, Class A	23	2,579
Monsanto Co.	31	3,951
Mosaic Co. (The)	25	687
PPG Industries, Inc.	18	1,817
Praxair, Inc.	21	3,281
Sherwin-Williams Co. (The)	6	2,275
		34,683
Commercial Services & Supplies - 0.3%
Cintas Corp.	6	1,093
Republic Services, Inc.	16	1,079
Stericycle, Inc.*	6	381

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Waste Management, Inc.	28	2,316
		4,869
Communications Equipment - 1.2%
Cisco Systems, Inc.	344	14,692
F5 Networks, Inc.*	4	693
Juniper Networks, Inc.	25	666
Motorola Solutions, Inc.	12	1,288
		17,339
Construction & Engineering - 0.1%
Fluor Corp.	10	488
Jacobs Engineering Group, Inc.	9	583
Quanta Services, Inc.*	11	396
		1,467
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	4	891
Vulcan Materials Co.	9	1,150
		2,041
Consumer Finance - 0.9%
American Express Co.	51	5,013
Capital One Financial Corp.	35	3,290
Discover Financial Services	25	1,847
Navient Corp.	19	262
Synchrony Financial	51	1,766
		12,178
Containers & Packaging - 0.4%
Avery Dennison Corp.	6	630
Ball Corp.	25	924
International Paper Co.	29	1,551
Packaging Corp. of America	7	823
Sealed Air Corp.	12	523
WestRock Co.	18	1,060
		5,511
Distributors - 0.1%
Genuine Parts Co.	10	908
LKQ Corp.*	22	699
		1,607
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	15	412

Diversified Financial Services - 1.8%
Berkshire Hathaway, Inc., Class B*	137	26,240

Diversified Telecommunication Services - 2.1%
AT&T, Inc.	438	14,156
CenturyLink, Inc.	69	1,257
Verizon Communications, Inc.	295	14,063
		29,476
Electric Utilities - 2.0%
Alliant Energy Corp.	17	704
American Electric Power Co., Inc.	35	2,378
Duke Energy Corp.	50	3,858
Edison International	23	1,430
Entergy Corp.	13	1,052
Eversource Energy	23	1,313
Exelon Corp.	69	2,856
FirstEnergy Corp.	32	1,101
NextEra Energy, Inc.	34	5,637
PG&E Corp.	37	1,603
Pinnacle West Capital Corp.	8	637
PPL Corp.	50	1,366
Southern Co. (The)	72	3,233
Xcel Energy, Inc.	36	1,639
		28,807
Electrical Equipment - 0.6%
Acuity Brands, Inc.	3	355
AMETEK, Inc.	17	1,241
Eaton Corp. plc	31	2,374
Emerson Electric Co.	45	3,188
Rockwell Automation, Inc.	9	1,579
		8,737
Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	22	1,912
Corning, Inc.	62	1,685
FLIR Systems, Inc.	10	539
IPG Photonics Corp.*	3	724
TE Connectivity Ltd.	25	2,327
		7,187
Energy Equipment & Services - 1.0%
Baker Hughes a GE Co.	30	1,038
Halliburton Co.	62	3,084
Helmerich & Payne, Inc.	8	531
National Oilwell Varco, Inc.	27	1,118
Schlumberger Ltd.	99	6,798
TechnipFMC plc	31	966
		13,535
Equity Real Estate Investment Trusts (REITs) - 3.1%
Alexandria Real Estate Equities, Inc.	7	874
American Tower Corp.	31	4,289
Apartment Investment & Management Co., Class A	11	449
AvalonBay Communities, Inc.	10	1,655
Boston Properties, Inc.	11	1,339
Crown Castle International Corp.	30	3,125
Digital Realty Trust, Inc.	15	1,612
Duke Realty Corp.	25	703
Equinix, Inc.	6	2,381
Equity Residential	26	1,664
Essex Property Trust, Inc.	5	1,195
Extra Space Storage, Inc.	9	866
Federal Realty Investment Trust	5	594
GGP, Inc.	45	913
HCP, Inc.	34	815
Host Hotels & Resorts, Inc.	52	1,125
Iron Mountain, Inc.	20	666
Kimco Realty Corp.	30	464
Macerich Co. (The)	8	445
Mid-America Apartment Communities, Inc.	8	748
Prologis, Inc.	38	2,445
Public Storage	11	2,330
Realty Income Corp.	20	1,066
Regency Centers Corp.	11	639
SBA Communications Corp.*	8	1,265
Simon Property Group, Inc.	22	3,525
SL Green Realty Corp.	6	585
UDR, Inc.	19	693
Ventas, Inc.	25	1,367
Vornado Realty Trust	12	837
Welltower, Inc.	26	1,499
Weyerhaeuser Co.	54	2,016
		44,189
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	31	6,145
Kroger Co. (The)	57	1,387
Sysco Corp.	34	2,211
Walgreens Boots Alliance, Inc.	61	3,806
Walmart, Inc.	104	8,584
		22,133
Food Products - 1.2%
Archer-Daniels-Midland Co.	40	1,749

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Campbell Soup Co.	14	471
Conagra Brands, Inc.	29	1,075
General Mills, Inc.	41	1,734
Hershey Co. (The)	10	900
Hormel Foods Corp.	19	682
JM Smucker Co. (The)	8	860
Kellogg Co.	18	1,159
Kraft Heinz Co. (The)	43	2,472
McCormick & Co., Inc. (Non-Voting)	9	909
Mondelez International, Inc., Class A	106	4,162
Tyson Foods, Inc., Class A	21	1,417
		17,590
Hotels, Restaurants & Leisure - 2.0%
Carnival Corp.	29	1,806
Chipotle Mexican Grill, Inc.*	2	860
Darden Restaurants, Inc.	9	787
Hilton Worldwide Holdings, Inc.	20	1,614
Marriott International, Inc., Class A	21	2,843
McDonald’s Corp.	57	9,121
MGM Resorts International	36	1,132
Norwegian Cruise Line Holdings Ltd.*	15	785
Royal Caribbean Cruises Ltd.	12	1,260
Starbucks Corp.	100	5,667
Wynn Resorts Ltd.	6	1,176
Yum! Brands, Inc.	24	1,952
		29,003
Household Durables - 0.4%
DR Horton, Inc.	24	1,013
Garmin Ltd.	8	481
Leggett & Platt, Inc.	9	372
Lennar Corp., Class A	19	983
Mohawk Industries, Inc.*	5	1,020
Newell Brands, Inc.	35	825
PulteGroup, Inc.	19	575
Whirlpool Corp.	5	724
		5,993
Household Products - 1.5%
Church & Dwight Co., Inc.	17	798
Clorox Co. (The)	9	1,087
Colgate-Palmolive Co.	62	3,912
Kimberly-Clark Corp.	25	2,521
Procter & Gamble Co. (The)	180	13,171
		21,489
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	47	599
NRG Energy, Inc.	22	753
		1,352
Industrial Conglomerates - 1.9%
3M Co.	43	8,481
General Electric Co.	620	8,730
Honeywell International, Inc.	54	7,987
Roper Technologies, Inc.	7	1,930
		27,128
Insurance - 2.8%
Aflac, Inc.	56	2,523
Allstate Corp. (The)	25	2,337
American International Group, Inc.	64	3,379
Aon plc	18	2,518
Arthur J Gallagher & Co.	13	862
Assurant, Inc.	4	373
Brighthouse Financial, Inc.*	7	330
Chubb Ltd.	33	4,313
Cincinnati Financial Corp.	11	763
Everest Re Group Ltd.	3	676
Hartford Financial Services Group, Inc. (The)	25	1,308
Lincoln National Corp.	16	1,061
Loews Corp.	19	929
Marsh & McLennan Cos., Inc.	36	2,893
MetLife, Inc.	74	3,403
Principal Financial Group, Inc.	19	1,060
Progressive Corp. (The)	42	2,608
Prudential Financial, Inc.	30	2,905
Torchmark Corp.	8	679
Travelers Cos., Inc. (The)	19	2,442
Unum Group	16	621
Willis Towers Watson plc	9	1,360
XL Group Ltd.	18	1,000
		40,343
Internet & Direct Marketing Retail - 4.6%
Amazon.com, Inc.*	29	47,259
Booking Holdings, Inc.*	3	6,327
Expedia Group, Inc.	9	1,089
Netflix, Inc.*	31	10,900
TripAdvisor, Inc.*	8	417
		65,992
Internet Software & Services - 5.9%
Akamai Technologies, Inc.*	12	905
Alphabet, Inc., Class A*	21	23,100
Alphabet, Inc., Class C*	22	23,870
eBay, Inc.*	67	2,527
Facebook, Inc., Class A*	171	32,794
VeriSign, Inc.*	7	913
		84,109
IT Services - 5.0%
Accenture plc, Class A	44	6,853
Alliance Data Systems Corp.	3	632
Automatic Data Processing, Inc.	32	4,161
Cognizant Technology Solutions Corp., Class A	42	3,165
DXC Technology Co.	20	1,842
Fidelity National Information Services, Inc.	24	2,453
Fiserv, Inc.*	30	2,178
Gartner, Inc.*	6	796
Global Payments, Inc.	11	1,223
International Business Machines Corp.	61	8,620
Mastercard, Inc., Class A	66	12,548
Paychex, Inc.	23	1,508
PayPal Holdings, Inc.*	81	6,648
Total System Services, Inc.	12	1,022
Visa, Inc., Class A	129	16,863
Western Union Co. (The)	33	656
		71,168
Leisure Products - 0.1%
Hasbro, Inc.	8	694
Mattel, Inc.	25	388
		1,082
Machinery - 1.8%
Caterpillar, Inc.	43	6,532
Cummins, Inc.	11	1,566
Deere & Co.	23	3,439
Dover Corp.	11	849
Flowserve Corp.	9	372
Fortive Corp.	22	1,599
Illinois Tool Works, Inc.	22	3,161
Ingersoll-Rand plc	18	1,576
PACCAR, Inc.	25	1,556

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Parker-Hannifin Corp.	9	1,538
Pentair plc	12	524
Snap-on, Inc.	4	591
Stanley Black & Decker, Inc.	11	1,532
Xylem, Inc.	13	915
		25,750
Media - 2.8%
CBS Corp. (Non-Voting), Class B	25	1,259
Charter Communications, Inc., Class A*	13	3,394
Comcast Corp., Class A	331	10,321
Discovery, Inc., Class A*	11	232
Discovery, Inc., Class C*	24	474
DISH Network Corp., Class A*	16	473
Interpublic Group of Cos., Inc. (The)	27	610
News Corp., Class A	27	406
News Corp., Class B	9	139
Omnicom Group, Inc.	16	1,153
Time Warner, Inc.	56	5,273
Twenty-First Century Fox, Inc., Class A	75	2,891
Twenty-First Century Fox, Inc., Class B	31	1,183
Viacom, Inc., Class B	25	678
Walt Disney Co. (The)	107	10,643
		39,129
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	96	1,623
Newmont Mining Corp.	38	1,479
Nucor Corp.	23	1,476
		4,578
Multiline Retail - 0.6%
Dollar General Corp.	18	1,575
Dollar Tree, Inc.*	17	1,404
Kohl’s Corp.	12	801
Macy’s, Inc.	22	768
Nordstrom, Inc.	8	392
Target Corp.	39	2,843
		7,783
Multi-Utilities - 1.1%
Ameren Corp.	17	1,006
CenterPoint Energy, Inc.	31	810
CMS Energy Corp.	20	923
Consolidated Edison, Inc.	22	1,688
Dominion Energy, Inc.	47	3,017
DTE Energy Co.	13	1,332
NiSource, Inc.	24	607
Public Service Enterprise Group, Inc.	36	1,907
SCANA Corp.	10	363
Sempra Energy	18	1,918
WEC Energy Group, Inc.	23	1,452
		15,023
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	37	2,583
Andeavor	10	1,444
Apache Corp.	27	1,080
Cabot Oil & Gas Corp.	33	754
Chevron Corp.	136	16,905
Cimarex Energy Co.	7	650
Concho Resources, Inc.*	11	1,510
ConocoPhillips	84	5,661
Devon Energy Corp.	38	1,580
EOG Resources, Inc.	41	4,830
EQT Corp.	17	876
Exxon Mobil Corp.	303	24,616
Hess Corp.	19	1,148
Kinder Morgan, Inc.	135	2,252
Marathon Oil Corp.	61	1,307
Marathon Petroleum Corp.	34	2,687
Newfield Exploration Co.*	14	409
Noble Energy, Inc.	35	1,250
Occidental Petroleum Corp.	55	4,631
ONEOK, Inc.	29	1,977
Phillips 66	30	3,495
Pioneer Natural Resources Co.	12	2,317
Range Resources Corp.	16	253
Valero Energy Corp.	31	3,757
Williams Cos., Inc. (The)	59	1,585
		89,557
Personal Products - 0.2%
Coty, Inc., Class A	34	451
Estee Lauder Cos., Inc. (The), Class A	16	2,391
		2,842
Professional Services - 0.3%
Equifax, Inc.	9	1,026
IHS Markit Ltd.*	26	1,281
Nielsen Holdings plc	24	724
Robert Half International, Inc.	9	573
Verisk Analytics, Inc.*	11	1,169
		4,773
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	22	1,016

Road & Rail - 1.2%
CSX Corp.	63	4,073
JB Hunt Transport Services, Inc.	6	769
Kansas City Southern	7	750
Norfolk Southern Corp.	20	3,033
Union Pacific Corp.	56	7,994
		16,619
Semiconductors & Semiconductor Equipment - 5.0%
Advanced Micro Devices, Inc.*	59	810
Analog Devices, Inc.	26	2,527
Applied Materials, Inc.	75	3,808
Broadcom, Inc.	29	7,310
Intel Corp.	334	18,437
KLA-Tencor Corp.	11	1,246
Lam Research Corp.	12	2,378
Microchip Technology, Inc.	17	1,655
Micron Technology, Inc.*	83	4,780
NVIDIA Corp.	43	10,844
Qorvo, Inc.*	9	722
QUALCOMM, Inc.	106	6,161
Skyworks Solutions, Inc.	13	1,282
Texas Instruments, Inc.	70	7,834
Xilinx, Inc.	18	1,226
		71,020
Software - 7.0%
Activision Blizzard, Inc.	54	3,829
Adobe Systems, Inc.*	35	8,725
ANSYS, Inc.*	6	977
Autodesk, Inc.*	16	2,066
CA, Inc.	22	786
Cadence Design Systems, Inc.*	20	849
Citrix Systems, Inc.*	9	951
Electronic Arts, Inc.*	22	2,880
Intuit, Inc.	17	3,427
Microsoft Corp.	550	54,362
Oracle Corp.	216	10,091

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Red Hat, Inc.*	13	2,111
salesforce.com, Inc.*	49	6,337
Symantec Corp.	44	914
Synopsys, Inc.*	11	969
Take-Two Interactive Software, Inc.*	8	897
		100,171
Specialty Retail - 2.6%
Advance Auto Parts, Inc.	5	643
AutoZone, Inc.*	2	1,299
Best Buy Co., Inc.	18	1,228
CarMax, Inc.*	13	896
Foot Locker, Inc.	9	486
Gap, Inc. (The)	16	448
Home Depot, Inc. (The)	83	15,484
L Brands, Inc.	18	610
Lowe’s Cos., Inc.	59	5,606
O’Reilly Automotive, Inc.*	6	1,616
Ross Stores, Inc.	27	2,130
Tiffany & Co.	7	915
TJX Cos., Inc. (The)	45	4,064
Tractor Supply Co.	9	669
Ulta Beauty, Inc.*	4	988
		37,082
Technology Hardware, Storage & Peripherals - 5.4%
Apple, Inc.	362	67,646
Hewlett Packard Enterprise Co.	112	1,707
HP, Inc.	117	2,577
NetApp, Inc.	19	1,298
Seagate Technology plc	20	1,127
Western Digital Corp.	21	1,754
Xerox Corp.	15	408
		76,517
Textiles, Apparel & Luxury Goods - 0.9%
Hanesbrands, Inc.	26	474
Michael Kors Holdings Ltd.*	11	631
NIKE, Inc., Class B	93	6,678
PVH Corp.	5	800
Ralph Lauren Corp.	4	538
Tapestry, Inc.	20	874
Under Armour, Inc., Class A*	13	272
Under Armour, Inc., Class C*	13	246
VF Corp.	24	1,948
		12,461
Tobacco - 1.2%
Altria Group, Inc.	136	7,581
Philip Morris International, Inc.	111	8,829
		16,410
Trading Companies & Distributors - 0.2%
Fastenal Co.	21	1,118
United Rentals, Inc.*	6	957
WW Grainger, Inc.	4	1,236
		3,311
Water Utilities - 0.1%
American Water Works Co., Inc.	13	1,081

TOTAL COMMON STOCKS (Cost $1,360,433)		1,415,893

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 0.3%

REPURCHASE AGREEMENTS(b) - 0.3%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $4,524 (Cost $4,524)	4,524	4,524
Total Investments - 99.8% (Cost $1,364,957)		1,420,417
Other Assets Less Liabilities - 0.2%		3,333
Net Assets - 100.0%		1,423,750

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$135,962
Aggregate gross unrealized depreciation	(81,198)
Net unrealized appreciation	$54,764
Federal income tax cost	$1,365,653

See accompanying notes to the financial statements.

S&P 500® Ex-Technology ETF

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS - 99.6%

Aerospace & Defense - 3.8%
Arconic, Inc.	65	1,147
Boeing Co. (The)	85	29,934
General Dynamics Corp.	42	8,472
Harris Corp.	18	2,708
Huntington Ingalls Industries, Inc.	7	1,547
L3 Technologies, Inc.	12	2,380
Lockheed Martin Corp.	38	11,953
Northrop Grumman Corp.	27	8,836
Raytheon Co.	44	9,218
Rockwell Collins, Inc.	25	3,438
Textron, Inc.	40	2,663
TransDigm Group, Inc.	7	2,339
United Technologies Corp.	114	14,229
		98,864
Air Freight & Logistics - 1.0%
CH Robinson Worldwide, Inc.	21	1,827
Expeditors International of Washington, Inc.	27	2,011
FedEx Corp.	38	9,466
United Parcel Service, Inc., Class B	106	12,309
		25,613
Airlines - 0.6%
Alaska Air Group, Inc.	19	1,155
American Airlines Group, Inc.	65	2,830
Delta Air Lines, Inc.	100	5,405
Southwest Airlines Co.	83	4,240
United Continental Holdings, Inc.*	37	2,575
		16,205
Auto Components - 0.2%
Aptiv plc	41	3,998
BorgWarner, Inc.	30	1,463
Goodyear Tire & Rubber Co. (The)	37	904
		6,365
Automobiles - 0.6%
Ford Motor Co.	600	6,930
General Motors Co.	194	8,284
Harley-Davidson, Inc.	26	1,068
		16,282
Banks - 8.6%
Bank of America Corp.	1,471	42,718
BB&T Corp.	120	6,300
Citigroup, Inc.	395	26,342
Citizens Financial Group, Inc.	75	3,064
Comerica, Inc.	27	2,546
Fifth Third Bancorp	107	3,272
Huntington Bancshares, Inc.	170	2,528
JPMorgan Chase & Co.	528	56,501
KeyCorp	163	3,169
M&T Bank Corp.	23	3,958
People’s United Financial, Inc.	53	976
PNC Financial Services Group, Inc. (The)	73	10,469
Regions Financial Corp.	173	3,155
SunTrust Banks, Inc.	72	4,861
SVB Financial Group*	8	2,497
US Bancorp	241	12,048
Wells Fargo & Co.	675	36,443
Zions Bancorp	30	1,644
		222,491
Beverages - 2.5%
Brown-Forman Corp., Class B	40	2,262
Coca-Cola Co. (The)	591	25,413
Constellation Brands, Inc., Class A	26	5,800
Dr Pepper Snapple Group, Inc.	28	3,341
Molson Coors Brewing Co., Class B	28	1,726
Monster Beverage Corp.*	64	3,274
PepsiCo, Inc.	219	21,955
		63,771
Biotechnology - 3.5%
AbbVie, Inc.	245	24,240
Alexion Pharmaceuticals, Inc.*	34	3,949
Amgen, Inc.	103	18,501
Biogen, Inc.*	33	9,701
Celgene Corp.*	116	9,127
Gilead Sciences, Inc.	201	13,547
Incyte Corp.*	27	1,843
Regeneron Pharmaceuticals, Inc.*	12	3,604
Vertex Pharmaceuticals, Inc.*	39	6,006
		90,518
Building Products - 0.4%
Allegion plc	15	1,146
AO Smith Corp.	22	1,388
Fortune Brands Home & Security, Inc.	23	1,292
Johnson Controls International plc	142	4,765
Masco Corp.	48	1,789
		10,380
Capital Markets - 4.3%
Affiliated Managers Group, Inc.	8	1,274
Ameriprise Financial, Inc.	23	3,189
Bank of New York Mellon Corp. (The)	155	8,486
BlackRock, Inc.	19	10,150
Cboe Global Markets, Inc.	17	1,659
Charles Schwab Corp. (The)	184	10,234
CME Group, Inc.	52	8,471
E*TRADE Financial Corp.*	41	2,597
Franklin Resources, Inc.	50	1,679
Goldman Sachs Group, Inc. (The)	54	12,198
Intercontinental Exchange, Inc.	90	6,380
Invesco Ltd.	63	1,721
Jefferies Financial Services, Inc.	48	1,050
Moody’s Corp.	26	4,435
Morgan Stanley	212	10,630
MSCI, Inc.	14	2,276
Nasdaq, Inc.	18	1,653
Northern Trust Corp.	33	3,383
Raymond James Financial, Inc.	20	1,931
S&P Global, Inc.	39	7,703
State Street Corp.	57	5,478
T. Rowe Price Group, Inc.	38	4,614
		111,191
Chemicals - 2.9%
Air Products & Chemicals, Inc.	34	5,488
Albemarle Corp.	17	1,589
CF Industries Holdings, Inc.	36	1,481
DowDuPont, Inc.	360	23,080
Eastman Chemical Co.	22	2,295
Ecolab, Inc.	40	5,704
FMC Corp.	21	1,829
International Flavors & Fragrances, Inc.	12	1,466
LyondellBasell Industries NV, Class A	50	5,606
Monsanto Co.	68	8,667
Mosaic Co. (The)	54	1,485
PPG Industries, Inc.	39	3,936
Praxair, Inc.	44	6,875

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Sherwin-Williams Co. (The)	13	4,930
		74,431
Commercial Services & Supplies - 0.4%
Cintas Corp.	13	2,369
Republic Services, Inc.	35	2,360
Stericycle, Inc.*	13	826
Waste Management, Inc.	61	5,045
		10,600
Construction & Engineering - 0.1%
Fluor Corp.	22	1,073
Jacobs Engineering Group, Inc.	19	1,231
Quanta Services, Inc.*	24	864
		3,168
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	10	2,228
Vulcan Materials Co.	20	2,555
		4,783
Consumer Finance - 1.0%
American Express Co.	111	10,911
Capital One Financial Corp.	75	7,050
Discover Financial Services	55	4,062
Navient Corp.	40	553
Synchrony Financial	110	3,809
		26,385
Containers & Packaging - 0.5%
Avery Dennison Corp.	14	1,470
Ball Corp.	54	1,995
International Paper Co.	64	3,424
Packaging Corp. of America	15	1,763
Sealed Air Corp.	26	1,133
WestRock Co.	39	2,296
		12,081
Distributors - 0.1%
Genuine Parts Co.	23	2,088
LKQ Corp.*	48	1,525
		3,613
Diversified Consumer Services - 0.0%(a)
H&R Block, Inc.	32	878

Diversified Financial Services - 2.2%
Berkshire Hathaway, Inc., Class B*	296	56,693

Electric Utilities - 2.4%
Alliant Energy Corp.	36	1,491
American Electric Power Co., Inc.	76	5,164
Duke Energy Corp.	108	8,333
Edison International	50	3,108
Entergy Corp.	28	2,266
Eversource Energy	49	2,797
Exelon Corp.	148	6,126
FirstEnergy Corp.	69	2,375
NextEra Energy, Inc.	72	11,938
PG&E Corp.	79	3,423
Pinnacle West Capital Corp.	17	1,353
PPL Corp.	107	2,923
Southern Co. (The)	155	6,960
Xcel Energy, Inc.	78	3,551
		61,808
Electrical Equipment - 0.7%
Acuity Brands, Inc.	6	710
AMETEK, Inc.	36	2,629
Eaton Corp. plc	68	5,208
Emerson Electric Co.	98	6,942
Rockwell Automation, Inc.	20	3,508
		18,997
Energy Equipment & Services - 1.1%
Baker Hughes a GE Co.	65	2,248
Halliburton Co.	134	6,665
Helmerich & Payne, Inc.	17	1,129
National Oilwell Varco, Inc.	58	2,402
Schlumberger Ltd.	213	14,627
TechnipFMC plc	67	2,087
		29,158
Equity Real Estate Investment Trusts (REITs) - 3.7%
Alexandria Real Estate Equities, Inc.	16	1,999
American Tower Corp.	68	9,409
Apartment Investment & Management Co., Class A	24	980
AvalonBay Communities, Inc.	21	3,476
Boston Properties, Inc.	24	2,923
Crown Castle International Corp.	64	6,666
Digital Realty Trust, Inc.	32	3,439
Duke Realty Corp.	55	1,547
Equinix, Inc.	12	4,762
Equity Residential	57	3,647
Essex Property Trust, Inc.	10	2,390
Extra Space Storage, Inc.	19	1,829
Federal Realty Investment Trust	11	1,308
GGP, Inc.	97	1,967
HCP, Inc.	72	1,726
Host Hotels & Resorts, Inc.	113	2,444
Iron Mountain, Inc.	43	1,432
Kimco Realty Corp.	65	1,005
Macerich Co. (The)	17	946
Mid-America Apartment Communities, Inc.	17	1,591
Prologis, Inc.	82	5,277
Public Storage	23	4,872
Realty Income Corp.	44	2,345
Regency Centers Corp.	23	1,336
SBA Communications Corp.*	18	2,845
Simon Property Group, Inc.	48	7,691
SL Green Realty Corp.	14	1,365
UDR, Inc.	41	1,495
Ventas, Inc.	55	3,006
Vornado Realty Trust	27	1,882
Welltower, Inc.	57	3,286
Weyerhaeuser Co.	116	4,330
		95,216
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	68	13,480
Kroger Co. (The)	123	2,993
Sysco Corp.	74	4,812
Walgreens Boots Alliance, Inc.	131	8,173
Walmart, Inc.	223	18,407
		47,865
Food Products - 1.5%
Archer-Daniels-Midland Co.	86	3,760
Campbell Soup Co.	30	1,009
Conagra Brands, Inc.	62	2,298
General Mills, Inc.	88	3,722
Hershey Co. (The)	22	1,981
Hormel Foods Corp.	42	1,507
JM Smucker Co. (The)	17	1,827
Kellogg Co.	38	2,447
Kraft Heinz Co. (The)	92	5,288
McCormick & Co., Inc. (Non-Voting)	19	1,919
Mondelez International, Inc., Class A	229	8,993
Tyson Foods, Inc., Class A	46	3,104
		37,855

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Health Care Equipment & Supplies - 4.1%
Abbott Laboratories	268	16,490
ABIOMED, Inc.*	6	2,287
Align Technology, Inc.*	11	3,651
Baxter International, Inc.	76	5,384
Becton Dickinson and Co.	41	9,085
Boston Scientific Corp.*	211	6,412
Cooper Cos., Inc. (The)	8	1,811
Danaher Corp.	94	9,332
DENTSPLY SIRONA, Inc.	35	1,533
Edwards Lifesciences Corp.*	32	4,394
Hologic, Inc.*	43	1,629
IDEXX Laboratories, Inc.*	13	2,707
Intuitive Surgical, Inc.*	17	7,814
Medtronic plc	208	17,955
ResMed, Inc.	22	2,262
Stryker Corp.	50	8,701
Varian Medical Systems, Inc.*	14	1,650
Zimmer Biomet Holdings, Inc.	31	3,457
		106,554
Health Care Providers & Services - 4.3%
Aetna, Inc.	50	8,807
AmerisourceBergen Corp.	25	2,053
Anthem, Inc.	39	8,635
Cardinal Health, Inc.	48	2,500
Centene Corp.*	30	3,515
Cigna Corp.	37	6,267
CVS Health Corp.	156	9,889
DaVita, Inc.*	22	1,470
Envision Healthcare Corp.*	19	815
Express Scripts Holding Co.*	87	6,595
HCA Healthcare, Inc.	43	4,435
Henry Schein, Inc.*	24	1,661
Humana, Inc.	21	6,111
Laboratory Corp. of America Holdings*	16	2,889
McKesson Corp.	32	4,542
Quest Diagnostics, Inc.	21	2,237
UnitedHealth Group, Inc.	149	35,985
Universal Health Services, Inc., Class B	13	1,495
		109,901
Health Care Technology - 0.1%
Cerner Corp.*	49	2,924

Hotels, Restaurants & Leisure - 2.4%
Carnival Corp.	62	3,861
Chipotle Mexican Grill, Inc.*	4	1,721
Darden Restaurants, Inc.	19	1,661
Hilton Worldwide Holdings, Inc.	44	3,551
Marriott International, Inc., Class A	46	6,227
McDonald’s Corp.	123	19,681
MGM Resorts International	78	2,453
Norwegian Cruise Line Holdings Ltd.*	32	1,675
Royal Caribbean Cruises Ltd.	26	2,729
Starbucks Corp.	216	12,241
Wynn Resorts Ltd.	13	2,548
Yum! Brands, Inc.	51	4,148
		62,496
Household Durables - 0.5%
DR Horton, Inc.	53	2,237
Garmin Ltd.	17	1,022
Leggett & Platt, Inc.	20	826
Lennar Corp., Class A	42	2,173
Mohawk Industries, Inc.*	10	2,040
Newell Brands, Inc.	75	1,769
PulteGroup, Inc.	41	1,240
Whirlpool Corp.	11	1,592
		12,899
Household Products - 1.8%
Church & Dwight Co., Inc.	38	1,784
Clorox Co. (The)	20	2,417
Colgate-Palmolive Co.	135	8,517
Kimberly-Clark Corp.	54	5,446
Procter & Gamble Co. (The)	388	28,390
		46,554
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	102	1,300
NRG Energy, Inc.	46	1,575
		2,875
Industrial Conglomerates - 2.3%
3M Co.	92	18,145
General Electric Co.	1,335	18,797
Honeywell International, Inc.	116	17,157
Roper Technologies, Inc.	16	4,413
		58,512
Insurance - 3.4%
Aflac, Inc.	120	5,407
Allstate Corp. (The)	55	5,141
American International Group, Inc.	138	7,285
Aon plc	38	5,315
Arthur J Gallagher & Co.	28	1,856
Assurant, Inc.	8	747
Brighthouse Financial, Inc.*	15	707
Chubb Ltd.	71	9,279
Cincinnati Financial Corp.	23	1,595
Everest Re Group Ltd.	6	1,352
Hartford Financial Services Group, Inc. (The)	55	2,878
Lincoln National Corp.	34	2,254
Loews Corp.	41	2,004
Marsh & McLennan Cos., Inc.	78	6,269
MetLife, Inc.	159	7,312
Principal Financial Group, Inc.	41	2,288
Progressive Corp. (The)	90	5,588
Prudential Financial, Inc.	65	6,295
Torchmark Corp.	16	1,357
Travelers Cos., Inc. (The)	42	5,398
Unum Group	34	1,320
Willis Towers Watson plc	20	3,023
XL Group Ltd.	40	2,223
		86,893
Internet & Direct Marketing Retail - 5.6%
Amazon.com, Inc.*	62	101,037
Booking Holdings, Inc.*	8	16,871
Expedia Group, Inc.	19	2,300
Netflix, Inc.*	67	23,557
TripAdvisor, Inc.*	17	886
		144,651
Leisure Products - 0.1%
Hasbro, Inc.	17	1,475
Mattel, Inc.	53	822
		2,297
Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	50	3,096
Illumina, Inc.*	23	6,266
IQVIA Holdings, Inc.*	22	2,176
Mettler-Toledo International, Inc.*	4	2,203
PerkinElmer, Inc.	17	1,264
Thermo Fisher Scientific, Inc.	62	12,913
Waters Corp.*	12	2,311
		30,229

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Machinery - 2.2%
Caterpillar, Inc.	92	13,976
Cummins, Inc.	24	3,417
Deere & Co.	50	7,476
Dover Corp.	24	1,853
Flowserve Corp.	20	827
Fortive Corp.	47	3,416
Illinois Tool Works, Inc.	47	6,754
Ingersoll-Rand plc	38	3,327
PACCAR, Inc.	54	3,360
Parker-Hannifin Corp.	20	3,418
Pentair plc	25	1,091
Snap-on, Inc.	9	1,330
Stanley Black & Decker, Inc.	24	3,342
Xylem, Inc.	28	1,971
		55,558
Media - 3.3%
CBS Corp. (Non-Voting), Class B	53	2,670
Charter Communications, Inc., Class A*	29	7,570
Comcast Corp., Class A	713	22,231
Discovery, Inc., Class A*	24	506
Discovery, Inc., Class C*	47	929
DISH Network Corp., Class A*	35	1,034
Interpublic Group of Cos., Inc. (The)	59	1,333
News Corp., Class A	59	887
News Corp., Class B	19	294
Omnicom Group, Inc.	35	2,523
Time Warner, Inc.	120	11,299
Twenty-First Century Fox, Inc., Class A	162	6,245
Twenty-First Century Fox, Inc., Class B	68	2,596
Viacom, Inc., Class B	54	1,463
Walt Disney Co. (The)	231	22,978
		84,558
Metals & Mining - 0.4%
Freeport-McMoRan, Inc.	207	3,498
Newmont Mining Corp.	82	3,192
Nucor Corp.	49	3,146
		9,836
Multiline Retail - 0.7%
Dollar General Corp.	40	3,499
Dollar Tree, Inc.*	36	2,973
Kohl’s Corp.	26	1,735
Macy’s, Inc.	47	1,641
Nordstrom, Inc.	18	883
Target Corp.	84	6,123
		16,854
Multi-Utilities - 1.3%
Ameren Corp.	37	2,190
CenterPoint Energy, Inc.	66	1,724
CMS Energy Corp.	43	1,984
Consolidated Edison, Inc.	48	3,683
Dominion Energy, Inc.	100	6,419
DTE Energy Co.	28	2,868
NiSource, Inc.	52	1,316
Public Service Enterprise Group, Inc.	78	4,132
SCANA Corp.	22	799
Sempra Energy	39	4,155
WEC Energy Group, Inc.	49	3,094
		32,364
Oil, Gas & Consumable Fuels - 7.5%
Anadarko Petroleum Corp.	79	5,514
Andeavor	22	3,178
Apache Corp.	59	2,360
Cabot Oil & Gas Corp.	71	1,622
Chevron Corp.	294	36,544
Cimarex Energy Co.	15	1,394
Concho Resources, Inc.*	23	3,158
ConocoPhillips	181	12,198
Devon Energy Corp.	81	3,367
EOG Resources, Inc.	89	10,485
EQT Corp.	38	1,959
Exxon Mobil Corp.	652	52,969
Hess Corp.	41	2,477
Kinder Morgan, Inc.	292	4,871
Marathon Oil Corp.	131	2,807
Marathon Petroleum Corp.	73	5,769
Newfield Exploration Co.*	31	906
Noble Energy, Inc.	76	2,713
Occidental Petroleum Corp.	118	9,936
ONEOK, Inc.	63	4,294
Phillips 66	65	7,572
Pioneer Natural Resources Co.	26	5,021
Range Resources Corp.	35	554
Valero Energy Corp.	67	8,120
Williams Cos., Inc. (The)	127	3,411
		193,199
Personal Products - 0.2%
Coty, Inc., Class A	73	967
Estee Lauder Cos., Inc. (The), Class A	35	5,231
		6,198
Pharmaceuticals - 6.0%
Allergan plc	51	7,691
Bristol-Myers Squibb Co.	251	13,208
Eli Lilly & Co.	148	12,586
Johnson & Johnson	413	49,403
Merck & Co., Inc.	415	24,705
Mylan NV*	79	3,038
Nektar Therapeutics*	25	2,007
Perrigo Co. plc	20	1,463
Pfizer, Inc.	916	32,912
Zoetis, Inc.	75	6,277
		153,290
Professional Services - 0.4%
Equifax, Inc.	18	2,051
IHS Markit Ltd.*	56	2,759
Nielsen Holdings plc	52	1,569
Robert Half International, Inc.	19	1,210
Verisk Analytics, Inc.*	24	2,550
		10,139
Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A*	46	2,125

Road & Rail - 1.4%
CSX Corp.	136	8,793
JB Hunt Transport Services, Inc.	13	1,665
Kansas City Southern	16	1,714
Norfolk Southern Corp.	44	6,673
Union Pacific Corp.	121	17,274
		36,119
Specialty Retail - 3.1%
Advance Auto Parts, Inc.	11	1,415
AutoZone, Inc.*	4	2,597
Best Buy Co., Inc.	39	2,662
CarMax, Inc.*	28	1,930
Foot Locker, Inc.	19	1,025
Gap, Inc. (The)	34	951
Home Depot, Inc. (The)	180	33,579
L Brands, Inc.	38	1,289

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Lowe’s Cos., Inc.	128	12,161
O’Reilly Automotive, Inc.*	13	3,502
Ross Stores, Inc.	59	4,654
Tiffany & Co.	16	2,093
TJX Cos., Inc. (The)	97	8,761
Tractor Supply Co.	19	1,412
Ulta Beauty, Inc.*	9	2,222
		80,253
Textiles, Apparel & Luxury Goods - 1.1%
Hanesbrands, Inc.	55	1,003
Michael Kors Holdings Ltd.*	23	1,320
NIKE, Inc., Class B	200	14,360
PVH Corp.	12	1,920
Ralph Lauren Corp.	9	1,211
Tapestry, Inc.	44	1,924
Under Armour, Inc., Class A*	28	585
Under Armour, Inc., Class C*	28	530
VF Corp.	51	4,139
		26,992
Tobacco - 1.4%
Altria Group, Inc.	292	16,276
Philip Morris International, Inc.	239	19,010
		35,286
Trading Companies & Distributors - 0.3%
Fastenal Co.	44	2,342
United Rentals, Inc.*	13	2,074
WW Grainger, Inc.	8	2,472
		6,888
Water Utilities - 0.1%
American Water Works Co., Inc.	27	2,245

TOTAL COMMON STOCKS (Cost $2,371,501)		2,563,900

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 0.2%
REPURCHASE AGREEMENTS(b) - 0.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $5,606 (Cost $5,606)	5,606	5,606
Total Investments - 99.8% (Cost $2,377,107)		2,569,506
Other Assets Less Liabilities - 0.2%		4,678
Net Assets - 100.0%		2,574,184

*      Non-income producing security.

(a)   Represents less than 0.05% of net assets.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$317,152
Aggregate gross unrealized depreciation	(125,603)
Net unrealized appreciation	$191,549
Federal income tax cost	$2,377,957

See accompanying notes to the financial statements.

Ultra Financials

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 87.1%

Banks - 27.7%
Associated Banc-Corp.	25,283	697,811
BancorpSouth Bank	12,457	417,309
Bank of America Corp.	1,418,151	41,183,105
Bank of Hawaii Corp.	6,275	532,936
Bank of the Ozarks, Inc.	18,000	855,720
BankUnited, Inc.	15,840	667,973
BB&T Corp.	115,228	6,049,470
BOK Financial Corp.	3,684	371,900
Cathay General Bancorp	11,303	476,874
Chemical Financial Corp.	10,569	593,132
CIT Group, Inc.	19,457	971,488
Citigroup, Inc.	380,961	25,406,289
Citizens Financial Group, Inc.	72,237	2,950,881
Comerica, Inc.	25,616	2,415,333
Commerce Bancshares, Inc.	13,920	898,954
Cullen/Frost Bankers, Inc.	8,592	981,464
East West Bancorp, Inc.	21,424	1,488,539
Fifth Third Bancorp	102,842	3,144,908
First Citizens BancShares, Inc., Class A	1,286	564,927
First Financial Bankshares, Inc.	10,017	526,894
First Horizon National Corp.	48,447	898,207
First Republic Bank	23,384	2,329,046
FNB Corp.	47,948	635,311
Fulton Financial Corp.	25,983	453,403
Glacier Bancorp, Inc.	11,766	458,756
Hancock Whitney Corp.	12,636	634,959
Home BancShares, Inc.	23,433	539,428
Huntington Bancshares, Inc.	163,401	2,429,773
IBERIABANK Corp.	7,985	638,001
International Bancshares Corp.	8,033	347,026
Investors Bancorp, Inc.	37,666	502,464
JPMorgan Chase & Co.	508,720	54,438,127
KeyCorp	157,227	3,056,493
M&T Bank Corp.	22,260	3,830,501
MB Financial, Inc.	12,449	614,856
PacWest Bancorp	18,644	989,251
People’s United Financial, Inc.	51,452	947,231
Pinnacle Financial Partners, Inc.	10,967	735,337
PNC Financial Services Group, Inc. (The)	69,904	10,024,933
Popular, Inc.	15,128	684,391
Prosperity Bancshares, Inc.	10,351	749,723
Regions Financial Corp.	166,396	3,035,063
Signature Bank*	7,957	1,014,438
Sterling Bancorp	33,309	817,736
SunTrust Banks, Inc.	69,415	4,686,207
SVB Financial Group*	7,839	2,446,787
Synovus Financial Corp.	17,592	951,903
TCF Financial Corp.	25,342	666,748
Texas Capital Bancshares, Inc.*	7,360	709,136
Trustmark Corp.	10,054	323,437
UMB Financial Corp.	6,529	503,059
Umpqua Holdings Corp.	32,676	769,193
United Bankshares, Inc.	15,569	567,490
US Bancorp	232,621	11,628,724
Valley National Bancorp	39,231	498,626
Webster Financial Corp.	13,656	875,350
Wells Fargo & Co.	650,732	35,133,021
Western Alliance Bancorp*	14,388	867,021
Wintrust Financial Corp.	8,333	767,553
Zions Bancorp	29,128	1,596,506
		244,991,122
Capital Markets - 13.5%
Affiliated Managers Group, Inc.	8,078	1,286,502
Ameriprise Financial, Inc.	21,692	3,007,162
Bank of New York Mellon Corp. (The)	149,676	8,194,761
BGC Partners, Inc., Class A	37,815	433,360
BlackRock, Inc.	18,344	9,799,915
Cboe Global Markets, Inc.	16,706	1,629,837
Charles Schwab Corp. (The)	177,635	9,880,059
CME Group, Inc.	50,454	8,218,957
E*TRADE Financial Corp.*	39,479	2,500,995
Eaton Vance Corp.	17,798	957,532
Evercore, Inc., Class A	6,113	638,197
FactSet Research Systems, Inc.	5,784	1,162,642
Federated Investors, Inc., Class B	14,072	341,527
Financial Engines, Inc.	9,347	417,344
Franklin Resources, Inc.	48,249	1,619,719
Goldman Sachs Group, Inc. (The)	52,368	11,828,884
Intercontinental Exchange, Inc.	86,313	6,118,729
Invesco Ltd.	60,351	1,648,789
Janus Henderson Group plc	26,737	825,906
Lazard Ltd., Class A	19,234	989,397
Legg Mason, Inc.	12,533	467,105
LPL Financial Holdings, Inc.	13,348	917,942
MarketAxess Holdings, Inc.	5,573	1,190,671
Moody’s Corp.	24,646	4,203,868
Morgan Stanley	204,516	10,254,432
MSCI, Inc.	13,333	2,167,546
Nasdaq, Inc.	17,283	1,587,616
Northern Trust Corp.	31,537	3,233,173
Raymond James Financial, Inc.	19,211	1,855,014
S&P Global, Inc.	37,636	7,433,110
SEI Investments Co.	19,350	1,234,143
State Street Corp.	54,497	5,237,707
Stifel Financial Corp.	10,651	626,279
T. Rowe Price Group, Inc.	36,257	4,402,325
TD Ameritrade Holding Corp.	40,369	2,389,845
Waddell & Reed Financial, Inc., Class A	12,322	239,047
		118,940,037
Consumer Finance - 3.3%
Ally Financial, Inc.	64,447	1,653,065
American Express Co.	106,790	10,497,457
Capital One Financial Corp.	72,081	6,775,614
Credit Acceptance Corp.*	1,890	667,189
Discover Financial Services	52,586	3,884,002
LendingClub Corp.*	55,709	183,283
Navient Corp.	38,989	538,438
PRA Group, Inc.*	6,695	258,427
SLM Corp.*	64,263	734,526
Synchrony Financial	105,927	3,668,252
		28,860,253
Diversified Financial Services - 6.3%
Berkshire Hathaway, Inc., Class B*	285,288	54,641,210
Voya Financial, Inc.	25,026	1,299,850
		55,941,060
Equity Real Estate Investment Trusts (REITs) - 15.7%
Acadia Realty Trust	12,413	319,635
Alexander & Baldwin, Inc.	10,027	213,675
Alexandria Real Estate Equities, Inc.	15,006	1,874,550
American Campus Communities, Inc.	20,234	811,383
American Homes 4 Rent, Class A	37,319	743,394
American Tower Corp.	65,348	9,042,203
Apartment Investment & Management Co., Class A	23,321	952,196

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Apple Hospitality REIT, Inc.	31,078	591,414
AvalonBay Communities, Inc.	20,468	3,388,273
Boston Properties, Inc.	22,879	2,785,976
Brandywine Realty Trust	25,961	422,126
Brixmor Property Group, Inc.	45,167	717,252
Camden Property Trust	13,735	1,208,680
CBL & Associates Properties, Inc.	25,591	129,490
Colony NorthStar, Inc., Class A	76,089	448,164
Columbia Property Trust, Inc.	17,771	393,095
CoreCivic, Inc.	17,521	377,052
CoreSite Realty Corp.	5,076	538,868
Corporate Office Properties Trust	15,013	418,863
Cousins Properties, Inc.	62,257	586,461
Crown Castle International Corp.	61,467	6,401,788
CubeSmart	27,018	824,049
CyrusOne, Inc.	14,249	789,110
DCT Industrial Trust, Inc.	13,891	904,721
DDR Corp.	22,689	344,646
DiamondRock Hospitality Co.	29,726	378,412
Digital Realty Trust, Inc.	30,453	3,273,088
Douglas Emmett, Inc.	23,625	909,326
Duke Realty Corp.	52,916	1,487,998
EastGroup Properties, Inc.	5,150	480,134
Education Realty Trust, Inc.	11,231	410,381
EPR Properties	9,585	588,423
Equinix, Inc.	11,744	4,660,606
Equity Commonwealth*	18,444	573,793
Equity LifeStyle Properties, Inc.	13,131	1,193,608
Equity Residential	54,574	3,492,190
Essex Property Trust, Inc.	9,788	2,339,626
Extra Space Storage, Inc.	18,682	1,798,142
Federal Realty Investment Trust	10,848	1,289,719
First Industrial Realty Trust, Inc.	17,812	586,549
Forest City Realty Trust, Inc., Class A	39,538	805,389
Four Corners Property Trust, Inc.	9,070	207,612
Gaming and Leisure Properties, Inc.	29,606	1,039,171
GEO Group, Inc. (The)	18,386	455,973
GGP, Inc.	93,627	1,898,756
Gramercy Property Trust	23,817	656,635
HCP, Inc.	69,586	1,667,976
Healthcare Realty Trust, Inc.	18,512	504,267
Healthcare Trust of America, Inc., Class A	30,370	779,294
Highwoods Properties, Inc.	15,309	732,229
Hospitality Properties Trust	24,360	705,222
Host Hotels & Resorts, Inc.	108,820	2,353,777
Hudson Pacific Properties, Inc.	23,020	814,908
Iron Mountain, Inc.	41,717	1,388,759
JBG SMITH Properties	13,841	510,594
Kilroy Realty Corp.	14,634	1,114,379
Kimco Realty Corp.	63,066	975,000
Kite Realty Group Trust	12,391	194,415
Lamar Advertising Co., Class A	12,428	860,266
LaSalle Hotel Properties	16,782	575,623
Lexington Realty Trust	32,100	277,023
Liberty Property Trust	21,858	966,342
Life Storage, Inc.	6,895	637,925
Macerich Co. (The)	16,077	894,364
Mack-Cali Realty Corp.	13,363	264,187
Medical Properties Trust, Inc.	54,059	733,581
Mid-America Apartment Communities, Inc.	16,842	1,575,738
National Health Investors, Inc.	6,156	454,436
National Retail Properties, Inc.	22,814	945,184
Omega Healthcare Investors, Inc.	29,439	902,305
Outfront Media, Inc.	20,548	407,672
Paramount Group, Inc.	30,247	454,310
Park Hotels & Resorts, Inc.	29,816	960,672
Pebblebrook Hotel Trust	10,222	417,262
Physicians Realty Trust	26,564	404,304
Piedmont Office Realty Trust, Inc., Class A	20,030	384,977
PotlatchDeltic Corp.	8,910	449,955
Prologis, Inc.	79,015	5,084,615
Public Storage	22,208	4,704,543
Quality Care Properties, Inc.*	13,905	291,310
Rayonier, Inc.	19,135	743,777
Realty Income Corp.	42,129	2,245,476
Regency Centers Corp.	22,026	1,279,270
Retail Properties of America, Inc., Class A	33,663	412,708
RLJ Lodging Trust	25,903	606,130
Ryman Hospitality Properties, Inc.	7,587	636,398
Sabra Health Care REIT, Inc.	26,419	547,666
SBA Communications Corp.*	17,271	2,730,027
Senior Housing Properties Trust	35,224	622,056
Simon Property Group, Inc.	46,123	7,389,827
SL Green Realty Corp.	13,389	1,305,695
Spirit Realty Capital, Inc.	67,606	592,229
STORE Capital Corp.	24,502	656,654
Sun Communities, Inc.	11,762	1,137,150
Sunstone Hotel Investors, Inc.	33,403	580,878
Tanger Factory Outlet Centers, Inc.	14,015	301,182
Taubman Centers, Inc.	9,027	492,784
UDR, Inc.	39,747	1,449,573
Uniti Group, Inc.	24,445	512,612
Urban Edge Properties	15,690	343,140
Ventas, Inc.	52,799	2,885,993
VEREIT, Inc.	144,404	1,033,933
Vornado Realty Trust	25,627	1,786,458
Washington Prime Group, Inc.	27,536	200,187
Washington REIT	11,630	333,548
Weingarten Realty Investors	17,707	519,169
Welltower, Inc.	54,899	3,164,927
Weyerhaeuser Co.	111,947	4,178,982
WP Carey, Inc.	15,849	1,065,211
Xenia Hotels & Resorts, Inc.	15,821	398,215
		138,291,864
Insurance - 11.9%
Aflac, Inc.	115,525	5,205,557
Alleghany Corp.	2,281	1,301,447
Allstate Corp. (The)	52,540	4,911,439
American Financial Group, Inc.	10,225	1,123,523
American International Group, Inc.	133,253	7,034,426
AmTrust Financial Services, Inc.	13,948	186,345
Aon plc	36,491	5,103,996
Arch Capital Group Ltd.*	20,258	1,589,240
Arthur J Gallagher & Co.	26,893	1,782,468
Aspen Insurance Holdings Ltd.	8,816	382,614
Assurant, Inc.	7,778	726,076
Assured Guaranty Ltd.	17,409	617,845
Athene Holding Ltd., Class A*	18,671	834,034
Axis Capital Holdings Ltd.	12,332	701,074
Brighthouse Financial, Inc.*	14,203	669,103
Brown & Brown, Inc.	33,906	941,909
Chubb Ltd.	68,792	8,990,427
Cincinnati Financial Corp.	22,121	1,534,534
CNO Financial Group, Inc.	24,735	495,195
Erie Indemnity Co., Class A	2,741	309,761
Everest Re Group Ltd.	6,053	1,363,680
First American Financial Corp.	16,412	854,737
FNF Group	40,444	1,494,810
Genworth Financial, Inc., Class A*	73,998	254,553
Hanover Insurance Group, Inc. (The)	6,301	763,933

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Hartford Financial Services Group, Inc. (The)	52,914	2,768,990
Kemper Corp.	7,247	561,280
Lincoln National Corp.	32,354	2,144,747
Loews Corp.	39,970	1,953,334
Markel Corp.*	2,073	2,274,247
Marsh & McLennan Cos., Inc.	75,244	6,047,360
Mercury General Corp.	5,413	255,007
MetLife, Inc.	153,661	7,066,869
Old Republic International Corp.	37,145	779,302
Primerica, Inc.	6,558	644,979
Principal Financial Group, Inc.	39,931	2,228,150
ProAssurance Corp.	7,913	303,859
Progressive Corp. (The)	86,314	5,359,236
Prudential Financial, Inc.	62,552	6,057,536
Reinsurance Group of America, Inc.	9,558	1,428,348
RenaissanceRe Holdings Ltd.	5,934	728,517
RLI Corp.	5,770	378,974
Torchmark Corp.	15,727	1,334,121
Travelers Cos., Inc. (The)	40,233	5,170,745
Unum Group	32,796	1,272,813
Validus Holdings Ltd.	12,128	821,793
White Mountains Insurance Group Ltd.	448	404,132
Willis Towers Watson plc	19,586	2,960,424
WR Berkley Corp.	14,233	1,088,398
XL Group Ltd.	38,083	2,116,653
		105,322,540
IT Services - 6.9%
Mastercard, Inc., Class A	136,839	26,015,831
Visa, Inc., Class A	267,204	34,928,907
		60,944,738
Mortgage Real Estate Investment Trusts (REITs) - 0.8%
AGNC Investment Corp.	58,003	1,091,616
Annaly Capital Management, Inc.	171,882	1,792,729
Blackstone Mortgage Trust, Inc., Class A	15,898	502,218
Chimera Investment Corp.	27,840	512,534
Invesco Mortgage Capital, Inc.	16,540	268,444
MFA Financial, Inc.	59,060	459,487
New Residential Investment Corp.	49,825	890,871
Starwood Property Trust, Inc.	38,687	839,895
Two Harbors Investment Corp.	25,863	402,170
		6,759,964
Professional Services - 0.2%
CoStar Group, Inc.*	5,349	2,039,146

Real Estate Management & Development - 0.5%
CBRE Group, Inc., Class A*	44,790	2,068,850
Howard Hughes Corp. (The)*	5,724	722,541
Jones Lang LaSalle, Inc.	6,732	1,102,432
Realogy Holdings Corp.	19,962	474,896
		4,368,719
Thrifts & Mortgage Finance - 0.3%
Capitol Federal Financial, Inc.	20,491	269,252
Essent Group Ltd.*	12,215	418,974
MGIC Investment Corp.*	54,929	570,712
New York Community Bancorp, Inc.	72,667	842,211
Radian Group, Inc.	31,992	508,673
Washington Federal, Inc.	12,801	415,392
		3,025,214
TOTAL COMMON STOCKS (Cost $604,257,047)		769,484,657

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 8.4%

REPURCHASE AGREEMENTS(b) - 8.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $73,924,654 (Cost $73,921,048)	73,921,048	73,921,048

Total Investments - 95.5% (Cost $678,178,095)		843,405,705
Other Assets Less Liabilities - 4.5%		39,714,561
Net Assets - 100.0%		883,120,266

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $128,545,908.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$218,598,922
Aggregate gross unrealized depreciation	(21,847,623)
Net unrealized appreciation	$196,751,299
Federal income tax cost	$679,028,184

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Financials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
19,133,457	11/6/2019	Bank of America NA	2.43%	iShares® U.S. Financials ETF	1,315,859
96,014,152	11/6/2018	Bank of America NA	2.48%	Dow Jones U.S. FinancialsSM Index(6)	15,161,887
115,147,609					16,477,746	(16,477,746)	—	—
65,888,218	11/6/2019	Citibank NA	2.45%	Dow Jones U.S. FinancialsSM Index(6)	1,200,489	(1,200,489)	—	—

2,361,378	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. FinancialsSM Index(6)	341,207	—	(310,066)	31,141

254,780,707	1/6/2020	Deutsche Bank AG	2.40%	Dow Jones U.S. FinancialsSM Index(6)	3,140,191	—	(3,140,191)	—

24,241,951	11/13/2019	Goldman Sachs International	2.25%	Dow Jones U.S. FinancialsSM Index(6)	1,246,012	(1,246,012)	—	—

13,914,472	11/13/2019	Morgan Stanley & Co. International plc	2.53%	Dow Jones U.S. FinancialsSM Index(6)	373,218
123,446,564	1/6/2020	Morgan Stanley & Co. International plc	2.13%	iShares® U.S. Financials ETF	1,889,243
137,361,036					2,262,461	(2,262,461)	—	—
70,187,003	11/6/2019	Societe Generale	2.68%	Dow Jones U.S. FinancialsSM Index(6)	3,613,042	(3,513,042)	(100,000)	—

327,875,261	11/6/2019	UBS AG	2.48%	Dow Jones U.S. FinancialsSM Index(6)	4,092,630	(4,092,630)	—	—

997,843,163					32,373,778
				Total Appreciation	32,373,778

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)	See the Common Stocks section of the preceding Schedule of Portfolio Investments for the representative components of the underlying reference instrument and their relative weightings.

See accompanying notes to the financial statements.

Ultra Industrials

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 84.6%

Aerospace & Defense - 17.6%
Arconic, Inc.	2,793	49,296
Boeing Co. (The)	3,637	1,280,806
BWX Technologies, Inc.	653	43,581
Curtiss-Wright Corp.	291	37,030
Esterline Technologies Corp.*	172	12,547
General Dynamics Corp.	1,815	366,104
Harris Corp.	781	117,517
HEICO Corp.	214	19,658
HEICO Corp., Class A	376	28,595
Hexcel Corp.	590	41,790
Huntington Ingalls Industries, Inc.	299	66,100
KLX, Inc.*	331	24,438
L3 Technologies, Inc.	514	101,941
Lockheed Martin Corp.	1,634	513,958
Moog, Inc., Class A	213	17,366
Northrop Grumman Corp.	1,146	375,028
Orbital ATK, Inc.	379	50,680
Raytheon Co.	1,898	397,631
Rockwell Collins, Inc.	1,078	148,236
Spirit AeroSystems Holdings, Inc., Class A	753	63,787
Teledyne Technologies, Inc.*	235	47,343
Textron, Inc.	1,722	114,651
TransDigm Group, Inc.	319	106,581
United Technologies Corp.	4,891	610,495
		4,635,159
Air Freight & Logistics - 4.4%
CH Robinson Worldwide, Inc.	919	79,953
Expeditors International of Washington, Inc.	1,161	86,471
FedEx Corp.	1,621	403,824
United Parcel Service, Inc., Class B	4,527	525,675
XPO Logistics, Inc.*	654	68,833
		1,164,756
Building Products - 2.2%
Allegion plc	625	47,769
AO Smith Corp.	957	60,358
Armstrong World Industries, Inc.*	348	21,089
Fortune Brands Home & Security, Inc.	999	56,114
Johnson Controls International plc	6,090	204,380
Lennox International, Inc.	247	50,217
Masco Corp.	2,062	76,851
Owens Corning	736	46,530
USG Corp.*	585	24,266
		587,574
Chemicals - 0.8%
Sherwin-Williams Co. (The)	544	206,312

Commercial Services & Supplies - 2.3%
Brink’s Co. (The)	332	26,311
Cintas Corp.	567	103,336
Clean Harbors, Inc.*	339	17,967
Covanta Holding Corp.	861	14,034
Deluxe Corp.	316	21,027
Healthcare Services Group, Inc.	485	17,533
MSA Safety, Inc.	224	20,832
Republic Services, Inc.	1,480	99,796
Stericycle, Inc.*	563	35,750
Tetra Tech, Inc.	367	20,167
Waste Management, Inc.	2,624	217,031
		593,784
Construction & Engineering - 1.0%
AECOM*	1,046	34,518
Dycom Industries, Inc.*	204	19,005
EMCOR Group, Inc.	384	29,157
Fluor Corp.	921	44,889
Jacobs Engineering Group, Inc.	792	51,322
KBR, Inc.	923	17,002
MasTec, Inc.*	440	20,526
Quanta Services, Inc.*	1,010	36,370
Valmont Industries, Inc.	149	21,776
		274,565
Construction Materials - 1.0%
Eagle Materials, Inc.	319	34,573
Martin Marietta Materials, Inc.	414	92,268
Summit Materials, Inc., Class A*	724	20,576
Vulcan Materials Co.	872	111,390
		258,807
Containers & Packaging - 2.8%
AptarGroup, Inc.	408	37,667
Avery Dennison Corp.	578	60,707
Ball Corp.	2,302	85,059
Bemis Co., Inc.	599	25,338
Berry Global Group, Inc.*	862	41,626
Crown Holdings, Inc.*	884	38,313
Graphic Packaging Holding Co.	2,038	29,510
International Paper Co.	2,716	145,306
Owens-Illinois, Inc.*	1,072	19,939
Packaging Corp. of America	621	72,967
Sealed Air Corp.	1,100	47,916
Silgan Holdings, Inc.	487	13,256
Sonoco Products Co.	654	33,439
WestRock Co.	1,679	98,860
		749,903
Electrical Equipment - 3.8%
Acuity Brands, Inc.	278	32,874
AMETEK, Inc.	1,521	111,079
Eaton Corp. plc	2,894	221,623
Emerson Electric Co.	4,175	295,757
EnerSys	276	22,055
Generac Holdings, Inc.*	409	20,487
Hubbell, Inc.	360	38,768
nVent Electric plc*	1,089	29,490
Regal Beloit Corp.	291	23,120
Rockwell Automation, Inc.	840	147,344
Sensata Technologies Holding plc*	1,127	57,578
		1,000,175
Electronic Equipment, Instruments & Components - 4.5%
Amphenol Corp., Class A	2,009	174,642
Anixter International, Inc.*	191	11,699
Arrow Electronics, Inc.*	576	42,693
Avnet, Inc.	788	30,039
Belden, Inc.	276	15,252
Cognex Corp.	1,142	52,201
Coherent, Inc.*	164	27,396
Corning, Inc.	5,716	155,304
Dolby Laboratories, Inc., Class A	400	25,120
FLIR Systems, Inc.	913	49,211
IPG Photonics Corp.*	249	60,076
Itron, Inc.*	225	12,847
Jabil, Inc.	1,153	32,607
Keysight Technologies, Inc.*	1,249	73,366
Littelfuse, Inc.	164	35,596
National Instruments Corp.	708	29,467

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
TE Connectivity Ltd.	2,311	215,108
Trimble, Inc.*	1,632	53,954
VeriFone Systems, Inc.*	725	16,486
Vishay Intertechnology, Inc.	868	18,402
Zebra Technologies Corp., Class A*	351	53,882
		1,185,348
Industrial Conglomerates - 9.6%
3M Co.	3,917	772,550
Carlisle Cos., Inc.	406	43,600
General Electric Co.	57,102	803,996
Honeywell International, Inc.	4,946	731,563
Roper Technologies, Inc.	675	186,158
		2,537,867
IT Services - 12.6%
Accenture plc, Class A	4,056	631,681
Alliance Data Systems Corp.	317	66,830
Automatic Data Processing, Inc.	2,916	379,138
Broadridge Financial Solutions, Inc.	767	88,550
Conduent, Inc.*	1,301	25,044
Convergys Corp.	602	14,231
CoreLogic, Inc.*	536	28,103
Euronet Worldwide, Inc.*	346	28,998
Fidelity National Information Services, Inc.	2,178	222,635
First Data Corp., Class A*	2,922	55,518
Fiserv, Inc.*	2,718	197,327
FleetCor Technologies, Inc.*	590	117,617
Genpact Ltd.	1,002	30,090
Global Payments, Inc.	1,046	116,273
Jack Henry & Associates, Inc.	508	63,531
MAXIMUS, Inc.	428	26,065
Paychex, Inc.	2,102	137,849
PayPal Holdings, Inc.*	7,419	608,877
Sabre Corp.	1,481	36,299
Square, Inc., Class A*	1,865	108,636
Total System Services, Inc.	1,087	92,602
Western Union Co. (The)	3,020	60,068
WEX, Inc.*	264	46,414
Worldpay, Inc.*	1,952	155,126
		3,337,502
Life Sciences Tools & Services - 0.2%
PerkinElmer, Inc.	726	53,964

Machinery - 11.3%
Actuant Corp., Class A	394	9,200
AGCO Corp.	434	27,602
Allison Transmission Holdings, Inc.	874	36,105
Barnes Group, Inc.	322	19,133
Caterpillar, Inc.	3,931	597,158
Colfax Corp.*	650	19,877
Crane Co.	333	27,676
Cummins, Inc.	1,024	145,807
Deere & Co.	2,129	318,307
Donaldson Co., Inc.	854	40,309
Dover Corp.	1,016	78,445
Flowserve Corp.	861	35,594
Fortive Corp.	2,013	146,325
Graco, Inc.	1,114	50,576
Hillenbrand, Inc.	415	19,360
IDEX Corp.	503	69,756
Illinois Tool Works, Inc.	2,022	290,561
Ingersoll-Rand plc	1,643	143,828
ITT, Inc.	578	29,836
Kennametal, Inc.	537	19,993
Lincoln Electric Holdings, Inc.	405	36,288
Middleby Corp. (The)*	367	36,561
Mueller Industries, Inc.	378	11,416
Nordson Corp.	336	42,212
Oshkosh Corp.	490	35,647
PACCAR, Inc.	2,315	144,062
Parker-Hannifin Corp.	874	149,367
Pentair plc	1,089	47,524
Snap-on, Inc.	373	55,137
Terex Corp.	480	18,998
Timken Co. (The)	452	21,380
Toro Co. (The)	705	40,890
Trinity Industries, Inc.	992	34,214
Wabtec Corp.	563	54,898
Welbilt, Inc.*	917	17,854
Woodward, Inc.	363	27,504
Xylem, Inc.	1,182	83,213
		2,982,613
Marine - 0.1%
Kirby Corp.*	352	31,926

Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	953	27,809

Professional Services - 1.7%
Equifax, Inc.	789	89,914
FTI Consulting, Inc.*	246	15,250
ManpowerGroup, Inc.	435	39,150
Nielsen Holdings plc	2,205	66,525
Robert Half International, Inc.	817	52,027
TransUnion	984	67,502
Verisk Analytics, Inc.*	1,021	108,471
		438,839
Road & Rail - 6.5%
CSX Corp.	5,835	377,233
Genesee & Wyoming, Inc., Class A*	407	31,791
JB Hunt Transport Services, Inc.	564	72,248
Kansas City Southern	677	72,541
Landstar System, Inc.	277	31,412
Norfolk Southern Corp.	1,869	283,434
Old Dominion Freight Line, Inc.	450	70,182
Ryder System, Inc.	349	23,411
Union Pacific Corp.	5,177	739,068
		1,701,320
Trading Companies & Distributors - 2.0%
Air Lease Corp.	631	28,023
Applied Industrial Technologies, Inc.	253	17,647
Fastenal Co.	1,891	100,658
GATX Corp.	250	17,975
HD Supply Holdings, Inc.*	1,220	49,690
MRC Global, Inc.*	589	12,163
MSC Industrial Direct Co., Inc., Class A	296	27,182
NOW, Inc.*	708	9,954
United Rentals, Inc.*	556	88,721
Univar, Inc.*	749	20,425
Watsco, Inc.	210	38,644
WESCO International, Inc.*	309	18,339
WW Grainger, Inc.	336	103,821
		533,242
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Corp.	525	20,317

TOTAL COMMON STOCKS (Cost $23,977,265)		22,321,782

See accompanying notes to the financial statements.

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 3.2%

REPURCHASE AGREEMENTS(b) - 3.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $845,612 (Cost $845,571)	845,571	845,571

Total Investments - 87.8% (Cost $24,822,836)		23,167,353
Other Assets Less Liabilities - 12.2%		3,224,767
Net Assets - 100.0%		26,392,120

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for swaps with a total value of $5,742,685.
(b)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,214,788
Aggregate gross unrealized depreciation	(2,580,426)
Net unrealized appreciation	$634,362
Federal income tax cost	$24,842,726

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Industrials had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
236,001	11/6/2018	Bank of America NA	1.82%	iShares® U.S. Industrials ETF	947,417
1,454,295	11/13/2019	Bank of America NA	2.23%	Dow Jones U.S. IndustrialsSM Index	490,263
1,690,296					1,437,680	(1,437,680)	—	—
650,066	11/6/2018	Citibank NA	2.05%	Dow Jones U.S. IndustrialsSM Index	173,681	—	—	173,681

433,170	11/13/2019	Credit Suisse International	2.53%	Dow Jones U.S. IndustrialsSM Index	80,142	—	(587)	79,555

5,272,447	11/13/2019	Deutsche Bank AG	2.30%	Dow Jones U.S. IndustrialsSM Index	(85,472)	—	85,472	—

619,328	11/6/2019	Goldman Sachs International	2.25%	Dow Jones U.S. IndustrialsSM Index	233,384	(233,384)	—	—

1,872,560	11/13/2019	Morgan Stanley & Co. International plc	2.43%	Dow Jones U.S. IndustrialsSM Index	54,021
5,122,237	11/6/2018	Morgan Stanley & Co. International plc	1.98%	iShares® U.S. Industrials ETF	649,504
6,994,797					703,525	(703,525)	—	—
201,609	11/13/2019	Societe Generale	2.33%	Dow Jones U.S. IndustrialsSM Index	(374,030)	87,225	286,805	—

14,633,983	11/6/2019	UBS AG	2.28%	Dow Jones U.S. IndustrialsSM Index	140,825	(140,825)	—	—

30,495,696					2,309,735
				Total Appreciation	2,769,237
				Total Depreciation	(459,502)

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

Ultra MidCap400

Schedule of Portfolio Investments

May 31, 2018 (Unaudited)

Investments	Shares	Value ($)

COMMON STOCKS(a) - 84.4%

Aerospace & Defense - 1.2%
Curtiss-Wright Corp.	3,216	409,236
Esterline Technologies Corp.*	1,905	138,970
KLX, Inc.*	3,668	270,808
Orbital ATK, Inc.	4,209	562,828
Teledyne Technologies, Inc.*	2,600	523,796
		1,905,638
Airlines - 0.3%
JetBlue Airways Corp.*	23,440	442,782

Auto Components - 0.7%
Cooper Tire & Rubber Co.	3,700	95,090
Dana, Inc.	10,577	235,867
Delphi Technologies plc	6,454	323,345
Gentex Corp.	19,985	480,240
		1,134,542
Automobiles - 0.2%
Thor Industries, Inc.	3,569	330,489

Banks - 7.0%
Associated Banc-Corp.	12,421	342,820
BancorpSouth Bank	6,120	205,020
Bank of Hawaii Corp.	3,083	261,839
Bank of the Ozarks, Inc.	8,844	420,444
Cathay General Bancorp	5,553	234,281
Chemical Financial Corp.	5,192	291,375
Commerce Bancshares, Inc.	6,839	441,663
Cullen/Frost Bankers, Inc.	4,220	482,051
East West Bancorp, Inc.	10,526	731,346
First Horizon National Corp.	23,802	441,289
FNB Corp.	23,557	312,130
Fulton Financial Corp.	12,766	222,767
Hancock Whitney Corp.	6,209	312,002
Home BancShares, Inc.	11,512	265,006
International Bancshares Corp.	3,948	170,554
MB Financial, Inc.	6,116	302,069
PacWest Bancorp	9,160	486,030
Pinnacle Financial Partners, Inc.	5,388	361,265
Prosperity Bancshares, Inc.	5,086	368,379
Signature Bank*	3,909	498,358
Sterling Bancorp	16,365	401,761
Synovus Financial Corp.	8,643	467,673
TCF Financial Corp.	12,451	327,586
Texas Capital Bancshares, Inc.*	3,616	348,402
Trustmark Corp.	4,939	158,888
UMB Financial Corp.	3,208	247,176
Umpqua Holdings Corp.	16,054	377,911
United Bankshares, Inc.	7,650	278,842
Valley National Bancorp	19,274	244,973
Webster Financial Corp.	6,709	430,047
Wintrust Financial Corp.	4,094	377,098
		10,811,045
Beverages - 0.1%
Boston Beer Co., Inc. (The), Class A*	642	162,972

Biotechnology - 0.2%
United Therapeutics Corp.*	3,149	335,620

Building Products - 0.4%
Lennox International, Inc.	2,738	556,663

Capital Markets - 2.6%
Eaton Vance Corp.	8,744	470,427
Evercore, Inc., Class A	3,004	313,618
FactSet Research Systems, Inc.	2,842	571,270
Federated Investors, Inc., Class B	6,913	167,779
Interactive Brokers Group, Inc., Class A	5,205	378,820
Janus Henderson Group plc	13,136	405,771
Legg Mason, Inc.	6,157	229,471
MarketAxess Holdings, Inc.	2,737	584,760
SEI Investments Co.	9,507	606,357
Stifel Financial Corp.	5,233	307,700
		4,035,973
Chemicals - 2.3%
Ashland Global Holdings, Inc.	4,532	352,227
Cabot Corp.	4,502	271,245
Chemours Co. (The)	13,485	660,630
Minerals Technologies, Inc.	2,581	188,413
NewMarket Corp.	669	257,090
Olin Corp.	12,170	393,456
PolyOne Corp.	5,891	246,951
RPM International, Inc.	9,734	481,833
Scotts Miracle-Gro Co. (The)	2,902	247,047
Sensient Technologies Corp.	3,143	211,367
Valvoline, Inc.	14,570	297,811
		3,608,070
Commercial Services & Supplies - 1.7%
Brink’s Co. (The)	3,683	291,878
Clean Harbors, Inc.*	3,745	198,485
Copart, Inc.*	14,699	805,946
Deluxe Corp.	3,490	232,224
Healthcare Services Group, Inc.	5,365	193,945
Herman Miller, Inc.	4,345	142,299
HNI Corp.	3,150	116,896
MSA Safety, Inc.	2,478	230,454
Pitney Bowes, Inc.	13,602	121,058
Rollins, Inc.	6,992	347,992
		2,681,177
Communications Equipment - 1.1%
ARRIS International plc*	12,681	320,576
Ciena Corp.*	10,511	242,278
InterDigital, Inc.	2,522	198,860
Lumentum Holdings, Inc.*	4,545	267,019
NetScout Systems, Inc.*	6,355	171,585
Plantronics, Inc.	2,409	175,495
ViaSat, Inc.*	3,988	249,689
		1,625,502
Construction & Engineering - 1.0%
AECOM*	11,592	382,536
Dycom Industries, Inc.*	2,271	211,566
EMCOR Group, Inc.	4,251	322,779
Granite Construction, Inc.	2,905	165,207
KBR, Inc.	10,215	188,160
Valmont Industries, Inc.	1,653	241,586
		1,511,834
Construction Materials - 0.2%
Eagle Materials, Inc.	3,541	383,774

Consumer Finance - 0.2%
SLM Corp.*	31,574	360,891

Containers & Packaging - 1.0%
AptarGroup, Inc.	4,523	417,563
Bemis Co., Inc.	6,626	280,280
Greif, Inc., Class A	1,888	110,089
Owens-Illinois, Inc.*	11,878	220,931
Silgan Holdings, Inc.	5,386	146,607
Sonoco Products Co.	7,246	370,488
		1,545,958

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Distributors - 0.3%
Pool Corp.	2,942	420,471

Diversified Consumer Services - 0.7%
Adtalem Global Education, Inc.*	4,389	209,575
Graham Holdings Co., Class B	337	195,746
Service Corp. International	13,473	494,324
Sotheby’s*	2,713	148,727
		1,048,372
Electric Utilities - 1.8%
ALLETE, Inc.	3,704	284,541
Great Plains Energy, Inc.	15,706	533,062
Hawaiian Electric Industries, Inc.	7,927	272,134
IDACORP, Inc.	3,670	338,961
OGE Energy Corp.	14,544	509,331
PNM Resources, Inc.	5,801	231,750
Westar Energy, Inc.	10,358	587,298
		2,757,077
Electrical Equipment - 0.8%
EnerSys	3,052	243,885
Hubbell, Inc.	3,984	429,037
nVent Electric plc*	12,063	326,666
Regal Beloit Corp.	3,227	256,385
		1,255,973
Electronic Equipment, Instruments & Components - 3.8%
Arrow Electronics, Inc.*	6,388	473,479
Avnet, Inc.	8,736	333,016
Belden, Inc.	3,054	168,764
Cognex Corp.	12,639	577,729
Coherent, Inc.*	1,808	302,026
Jabil, Inc.	12,762	360,909
Keysight Technologies, Inc.*	13,837	812,785
Littelfuse, Inc.	1,809	392,643
National Instruments Corp.	7,835	326,093
SYNNEX Corp.	2,132	227,740
Tech Data Corp.*	2,529	219,543
Trimble, Inc.*	18,080	597,725
VeriFone Systems, Inc.*	8,037	182,761
Vishay Intertechnology, Inc.	9,614	203,817
Zebra Technologies Corp., Class A*	3,878	595,312
		5,774,342
Energy Equipment & Services - 1.8%
Apergy Corp.*	5,609	242,253
Core Laboratories NV	3,213	398,990
Diamond Offshore Drilling, Inc.*	4,697	85,297
Dril-Quip, Inc.*	2,778	133,483
Ensco plc, Class A	31,754	206,401
McDermott International, Inc.*	13,000	282,490
Nabors Industries Ltd.	25,525	190,672
Oceaneering International, Inc.	7,170	170,861
Patterson-UTI Energy, Inc.	16,188	334,768
Rowan Cos. plc, Class A*	8,276	129,106
Superior Energy Services, Inc.*	11,233	122,777
Transocean Ltd.*	31,750	401,637
		2,698,735
Equity Real Estate Investment Trusts (REITs) - 7.4%
Alexander & Baldwin, Inc.	4,926	104,973
American Campus Communities, Inc.	9,941	398,634
Camden Property Trust	6,749	593,912
CoreCivic, Inc.	8,609	185,266
CoreSite Realty Corp.	2,493	264,657
Corporate Office Properties Trust	7,377	205,818
Cousins Properties, Inc.	30,587	288,130
CyrusOne, Inc.	7,001	387,715
DCT Industrial Trust, Inc.	6,825	444,512
Douglas Emmett, Inc.	11,608	446,792
Education Realty Trust, Inc.	5,519	201,664
EPR Properties	4,708	289,024
First Industrial Realty Trust, Inc.	8,751	288,170
GEO Group, Inc. (The)	9,033	224,018
Healthcare Realty Trust, Inc.	9,096	247,775
Highwoods Properties, Inc.	7,522	359,777
Hospitality Properties Trust	11,969	346,503
JBG SMITH Properties	6,800	250,852
Kilroy Realty Corp.	7,190	547,519
Lamar Advertising Co., Class A	6,105	422,588
LaSalle Hotel Properties	8,246	282,838
Liberty Property Trust	10,739	474,771
Life Storage, Inc.	3,388	313,458
Mack-Cali Realty Corp.	6,565	129,790
Medical Properties Trust, Inc.	26,560	360,419
National Retail Properties, Inc.	11,208	464,348
Omega Healthcare Investors, Inc.	14,463	443,291
PotlatchDeltic Corp.	4,378	221,089
Quality Care Properties, Inc.*	6,832	143,130
Rayonier, Inc.	9,401	365,417
Sabra Health Care REIT, Inc.	12,980	269,075
Senior Housing Properties Trust	17,306	305,624
Tanger Factory Outlet Centers, Inc.	6,885	147,959
Taubman Centers, Inc.	4,436	242,161
Uniti Group, Inc.	12,011	251,871
Urban Edge Properties	7,708	168,574
Weingarten Realty Investors	8,699	255,055
		11,337,169
Food & Staples Retailing - 0.4%
Casey’s General Stores, Inc.	2,734	264,651
Sprouts Farmers Market, Inc.*	9,013	195,582
United Natural Foods, Inc.*	3,670	167,279
		627,512
Food Products - 1.7%
Flowers Foods, Inc.	13,498	274,009
Hain Celestial Group, Inc. (The)*	7,568	193,135
Ingredion, Inc.	5,261	586,023
Lamb Weston Holdings, Inc.	10,645	678,619
Lancaster Colony Corp.	1,420	179,062
Post Holdings, Inc.*	4,776	367,131
Sanderson Farms, Inc.	1,463	143,199
Tootsie Roll Industries, Inc.	1,414	41,147
TreeHouse Foods, Inc.*	4,113	197,054
		2,659,379
Gas Utilities - 1.9%
Atmos Energy Corp.	8,081	720,906
National Fuel Gas Co.	6,249	328,947
New Jersey Resources Corp.	6,379	283,228
ONE Gas, Inc.	3,807	285,715
Southwest Gas Holdings, Inc.	3,507	265,480
UGI Corp.	12,601	635,973
WGL Holdings, Inc.	3,740	329,868
		2,850,117
Health Care Equipment & Supplies - 2.8%
Cantel Medical Corp.	2,588	282,325
Globus Medical, Inc., Class A*	5,279	293,248
Halyard Health, Inc.*	3,417	187,593
Hill-Rom Holdings, Inc.	4,819	443,348
ICU Medical, Inc.*	1,099	319,864
LivaNova plc*	3,165	297,668
Masimo Corp.*	3,460	342,713
NuVasive, Inc.*	3,733	191,354
STERIS plc	6,179	641,627
Teleflex, Inc.	3,281	876,552
West Pharmaceutical Services, Inc.	5,388	501,084
		4,377,376

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Health Care Providers & Services - 1.6%
Acadia Healthcare Co., Inc.*	5,957	239,412
Encompass Health Corp.	7,147	462,768
LifePoint Health, Inc.*	2,839	150,041
MEDNAX, Inc.*	6,831	313,201
Molina Healthcare, Inc.*	3,349	284,431
Patterson Cos., Inc.	5,939	124,244
Tenet Healthcare Corp.*	5,891	208,718
WellCare Health Plans, Inc.*	3,243	718,876
		2,501,691
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	13,171	166,613
Medidata Solutions, Inc.*	4,314	332,868
		499,481
Hotels, Restaurants & Leisure - 3.1%
Boyd Gaming Corp.	5,981	225,783
Brinker International, Inc.	3,194	139,674
Cheesecake Factory, Inc. (The)	3,108	161,025
Churchill Downs, Inc.	827	247,604
Cracker Barrel Old Country Store, Inc.	1,748	273,929
Domino’s Pizza, Inc.	3,185	800,964
Dunkin’ Brands Group, Inc.	5,990	383,540
ILG, Inc.	7,689	263,271
International Speedway Corp., Class A	1,784	74,393
Jack in the Box, Inc.	2,151	173,521
Papa John’s International, Inc.	1,783	91,557
Scientific Games Corp.*	3,866	229,254
Six Flags Entertainment Corp.	5,727	369,506
Texas Roadhouse, Inc.	4,781	296,279
Wendy’s Co. (The)	13,077	210,670
Wyndham Worldwide Corp.	7,266	787,925
		4,728,895
Household Durables - 1.3%
Helen of Troy Ltd.*	1,964	176,367
KB Home	6,149	161,965
NVR, Inc.*	250	747,635
Tempur Sealy International, Inc.*	3,363	155,135
Toll Brothers, Inc.	10,412	411,170
TRI Pointe Group, Inc.*	11,012	190,067
Tupperware Brands Corp.	3,722	156,920
		1,999,259
Household Products - 0.2%
Energizer Holdings, Inc.	4,347	264,037

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc.	4,500	483,255

Insurance - 3.7%
Alleghany Corp.	1,121	639,598
American Financial Group, Inc.	5,023	551,927
Aspen Insurance Holdings Ltd.	4,331	187,965
Brown & Brown, Inc.	16,659	462,787
CNO Financial Group, Inc.	12,153	243,303
First American Financial Corp.	8,064	419,973
Genworth Financial, Inc., Class A*	36,355	125,061
Hanover Insurance Group, Inc. (The)	3,096	375,359
Kemper Corp.	3,561	275,799
Mercury General Corp.	2,660	125,313
Old Republic International Corp.	18,248	382,843
Primerica, Inc.	3,222	316,884
Reinsurance Group of America, Inc.	4,696	701,770
RenaissanceRe Holdings Ltd.	2,914	357,752
WR Berkley Corp.	6,993	534,755
		5,701,089
Internet Software & Services - 0.6%
Cars.com, Inc.*	5,212	133,844
j2 Global, Inc.	3,576	301,958
LogMeIn, Inc.	3,819	412,070
		847,872
IT Services - 3.1%
Acxiom Corp.*	5,767	168,915
Broadridge Financial Solutions, Inc.	8,495	980,748
Convergys Corp.	6,672	157,726
CoreLogic, Inc.*	5,934	311,120
Jack Henry & Associates, Inc.	5,627	703,713
Leidos Holdings, Inc.	10,369	622,762
MAXIMUS, Inc.	4,750	289,275
Sabre Corp.	16,404	402,062
Science Applications International Corp.	3,114	275,433
Teradata Corp.*	8,885	354,245
WEX, Inc.*	2,914	512,310
		4,778,309
Leisure Products - 0.6%
Brunswick Corp.	6,377	405,577
Polaris Industries, Inc.	4,271	477,925
		883,502
Life Sciences Tools & Services - 1.1%
Bio-Rad Laboratories, Inc., Class A*	1,472	422,656
Bio-Techne Corp.	2,729	410,223
Charles River Laboratories International, Inc.*	3,454	371,374
PRA Health Sciences, Inc.*	3,647	309,630
Syneos Health, Inc.*	4,103	176,429
		1,690,312
Machinery - 4.2%
AGCO Corp.	4,809	305,852
Crane Co.	3,692	306,842
Donaldson Co., Inc.	9,461	446,559
Graco, Inc.	12,340	560,236
IDEX Corp.	5,574	773,002
ITT, Inc.	6,408	330,781
Kennametal, Inc.	5,941	221,184
Lincoln Electric Holdings, Inc.	4,494	402,662
Nordson Corp.	3,715	466,716
Oshkosh Corp.	5,436	395,469
Terex Corp.	5,317	210,447
Timken Co. (The)	4,992	236,122
Toro Co. (The)	7,807	452,806
Trinity Industries, Inc.	10,984	378,838
Wabtec Corp.	6,228	607,292
Woodward, Inc.	4,017	304,368
		6,399,176
Marine - 0.2%
Kirby Corp.*	3,913	354,909

Media - 1.2%
AMC Networks, Inc., Class A*	3,340	190,948
Cable One, Inc.	341	221,391
Cinemark Holdings, Inc.	7,719	260,670
John Wiley & Sons, Inc., Class A	3,233	219,197
Live Nation Entertainment, Inc.*	9,854	420,076
Meredith Corp.	2,886	145,310
New York Times Co. (The), Class A	9,317	211,962
TEGNA, Inc.	15,702	162,830
		1,832,384

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Metals & Mining - 2.1%
Allegheny Technologies, Inc.*	9,152	261,015
Carpenter Technology Corp.	3,416	204,755
Commercial Metals Co.	8,493	200,774
Compass Minerals International, Inc.	2,464	161,146
Reliance Steel & Aluminum Co.	5,304	496,295
Royal Gold, Inc.	4,767	427,409
Steel Dynamics, Inc.	17,193	849,850
United States Steel Corp.	12,809	472,268
Worthington Industries, Inc.	3,185	152,721
		3,226,233
Multiline Retail - 0.2%
Big Lots, Inc.	3,061	125,226
Dillard’s, Inc., Class A	1,498	121,982
		247,208
Multi-Utilities - 0.8%
Black Hills Corp.	3,899	226,766
MDU Resources Group, Inc.	14,223	395,399
NorthWestern Corp.	3,597	195,965
Vectren Corp.	6,047	427,281
		1,245,411
Oil, Gas & Consumable Fuels - 3.1%
Callon Petroleum Co.*	16,265	192,578
Chesapeake Energy Corp.*	66,217	295,990
CNX Resources Corp.*	14,666	237,003
Energen Corp.*	7,079	480,239
Gulfport Energy Corp.*	11,383	126,465
HollyFrontier Corp.	12,916	996,857
Matador Resources Co.*	7,534	211,479
Murphy Oil Corp.	11,814	363,280
Oasis Petroleum, Inc.*	19,289	251,336
PBF Energy, Inc., Class A	8,060	380,271
QEP Resources, Inc.*	17,547	212,143
SM Energy Co.	7,479	195,950
Southwestern Energy Co.*	37,219	176,046
World Fuel Services Corp.	4,927	102,876
WPX Energy, Inc.*	29,000	528,090
		4,750,603
Paper & Forest Products - 0.3%
Domtar Corp.	4,566	219,488
Louisiana-Pacific Corp.	10,556	308,024
		527,512
Personal Products - 0.3%
Edgewell Personal Care Co.*	3,933	171,951
Nu Skin Enterprises, Inc., Class A	4,053	331,900
		503,851
Pharmaceuticals - 0.5%
Akorn, Inc.*	6,841	95,569
Catalent, Inc.*	9,710	381,214
Endo International plc*	14,638	92,073
Mallinckrodt plc*	6,288	105,953
Prestige Brands Holdings, Inc.*	3,863	129,140
		803,949
Professional Services - 0.5%
Dun & Bradstreet Corp. (The)	2,694	330,850
ManpowerGroup, Inc.	4,818	433,620
		764,470
Real Estate Management & Development - 0.4%
Jones Lang LaSalle, Inc.	3,307	541,554

Road & Rail - 1.6%
Avis Budget Group, Inc.*	5,188	202,280
Genesee & Wyoming, Inc., Class A*	4,511	352,354
Knight-Swift Transportation Holdings, Inc.	9,344	380,114
Landstar System, Inc.	3,058	346,777
Old Dominion Freight Line, Inc.	4,980	776,681
Ryder System, Inc.	3,858	258,795
Werner Enterprises, Inc.	3,272	128,262
		2,445,263
Semiconductors & Semiconductor Equipment - 2.4%
Cirrus Logic, Inc.*	4,615	172,970
Cree, Inc.*	7,146	333,146
Cypress Semiconductor Corp.	25,852	425,524
First Solar, Inc.*	5,934	401,198
Integrated Device Technology, Inc.*	9,638	320,367
MKS Instruments, Inc.	3,968	445,210
Monolithic Power Systems, Inc.	2,823	372,100
Silicon Laboratories, Inc.*	3,110	328,416
Synaptics, Inc.*	2,512	105,604
Teradyne, Inc.	14,232	539,535
Versum Materials, Inc.	7,934	317,122
		3,761,192
Software - 2.9%
ACI Worldwide, Inc.*	8,441	203,850
Blackbaud, Inc.	3,501	341,243
CDK Global, Inc.	9,212	592,792
CommVault Systems, Inc.*	3,044	208,057
Fair Isaac Corp.*	2,190	403,026
Fortinet, Inc.*	10,523	643,797
Manhattan Associates, Inc.*	4,950	215,424
PTC, Inc.*	8,469	730,367
Tyler Technologies, Inc.*	2,567	594,569
Ultimate Software Group, Inc. (The)*	2,116	554,709
		4,487,834
Specialty Retail - 1.8%
Aaron’s, Inc.	4,491	178,652
American Eagle Outfitters, Inc.	12,267	272,327
AutoNation, Inc.*	4,347	198,484
Bed Bath & Beyond, Inc.	10,372	188,356
Dick’s Sporting Goods, Inc.	6,023	220,442
Five Below, Inc.*	4,022	284,396
GameStop Corp., Class A	7,378	97,390
Michaels Cos., Inc. (The)*	8,052	147,835
Murphy USA, Inc.*	2,294	153,147
Office Depot, Inc.	37,495	88,488
Sally Beauty Holdings, Inc.*	9,110	137,925
Signet Jewelers Ltd.	4,403	189,329
Urban Outfitters, Inc.*	5,834	242,344
Williams-Sonoma, Inc.	5,640	312,287
		2,711,402
Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp.*	8,622	259,522

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	3,447	375,757
Deckers Outdoor Corp.*	2,313	261,739
Skechers U.S.A., Inc., Class A*	9,881	287,142
		924,638
Thrifts & Mortgage Finance - 0.5%
LendingTree, Inc.*	562	145,502
New York Community Bancorp, Inc.	35,701	413,774
Washington Federal, Inc.	6,289	204,078
		763,354
Trading Companies & Distributors - 0.7%
GATX Corp.	2,768	199,019
MSC Industrial Direct Co., Inc., Class A	3,281	301,294
NOW, Inc.*	7,841	110,245

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Watsco, Inc.	2,331	428,951
		1,039,509
Water Utilities - 0.3%
Aqua America, Inc.	12,945	449,192

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	6,732	172,003

TOTAL COMMON STOCKS (Cost $125,680,837)		129,828,324

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 3.6%

REPURCHASE AGREEMENTS(b) - 3.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $5,602,596 (Cost $5,602,323)	5,602,323	5,602,323

Total Investments - 88.0% (Cost $131,283,160)		135,430,647
Other Assets Less Liabilities - 12.0%		18,482,185
Net Assets - 100.0%		153,912,832

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for swaps with a total value of $8,113,038.
(b)

The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,161,489
Aggregate gross unrealized depreciation	(8,280,863)
Net unrealized appreciation	$13,880,626
Federal income tax cost	$133,758,782

Futures Contracts Purchased

Ultra MidCap400 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	30	6/15/2018	USD	$5,839,500	$196,239

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
9,016,537	11/6/2018	Bank of America NA	2.33%	S&P MidCap 400®	2,140,255	(2,140,255)	—	—

26,263,962	11/6/2018	BNP Paribas SA	2.33%	S&P MidCap 400®	615,364	(615,364)	—	—

21,671,908	11/6/2019	Citibank NA	2.15%	S&P MidCap 400®	405,590	(405,590)	—	—

8,975,530	11/6/2019	Credit Suisse International	2.38%	S&P MidCap 400®	537,073	—	(500,000)	37,073

14,327,992	11/6/2019	Goldman Sachs International	2.20%	S&P MidCap 400®	553,339
28,677,439	11/6/2018	Goldman Sachs International	1.95%	SPDR® S&P MidCap 400® ETF Trust	3,108,693
43,005,431					3,662,032	(3,662,032)	—	—
18,435,577	11/6/2019	Morgan Stanley & Co. International plc	2.23%	S&P MidCap 400®	1,869,934	(1,869,934)	—	—

28,460,906	11/6/2019	Societe Generale	2.23%	S&P MidCap 400®	977,771	(687,771)	(290,000)	—

16,308,598	11/6/2018	UBS AG	2.38%	S&P MidCap 400®	1,804,503	(1,719,206)	—	85,297

172,138,449					12,012,522
				Total Appreciation	12,012,522

(1)	The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.
(2)	Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.
(3)

Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)

The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)

Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

Ultra Russell2000

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 76.4%

Aerospace & Defense - 1.0%
AAR Corp.	2,948	131,746
Aerojet Rocketdyne Holdings, Inc.*	6,267	181,367
Aerovironment, Inc.*	1,901	109,992
Astronics Corp.*	1,893	66,634
Axon Enterprise, Inc.*	4,729	301,143
Cubic Corp.	2,287	159,061
Curtiss-Wright Corp.	4,011	510,400
Ducommun, Inc.*	954	32,207
Engility Holdings, Inc.*	1,638	51,499
Esterline Technologies Corp.*	2,374	173,183
KeyW Holding Corp. (The)*	4,370	41,296
KLX, Inc.*	4,572	337,551
Kratos Defense & Security Solutions, Inc.*	7,760	86,834
Mercury Systems, Inc.*	4,248	156,879
Moog, Inc., Class A	2,887	235,377
National Presto Industries, Inc.	450	50,805
Sparton Corp.*	874	16,213
Triumph Group, Inc.	4,427	93,852
Vectrus, Inc.*	1,007	32,294
		2,768,333
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	5,325	111,825
Atlas Air Worldwide Holdings, Inc.*	2,108	143,660
Echo Global Logistics, Inc.*	2,392	66,498
Forward Air Corp.	2,683	159,155
Hub Group, Inc., Class A*	2,960	147,852
Park-Ohio Holdings Corp.	798	31,481
Radiant Logistics, Inc.*	3,392	13,738
		674,209
Airlines - 0.2%
Allegiant Travel Co.	1,147	173,599
Hawaiian Holdings, Inc.	4,597	170,089
SkyWest, Inc.	4,599	262,143
		605,831
Auto Components - 0.7%
American Axle & Manufacturing Holdings, Inc.*	8,951	141,605
Cooper Tire & Rubber Co.	4,662	119,813
Cooper-Standard Holdings, Inc.*	1,560	193,752
Dana, Inc.	13,187	294,070
Dorman Products, Inc.*	2,441	157,493
Fox Factory Holding Corp.*	3,174	126,166
Gentherm, Inc.*	3,322	117,599
Horizon Global Corp.*	2,256	15,002
LCI Industries	2,200	192,940
Modine Manufacturing Co.*	4,480	80,640
Motorcar Parts of America, Inc.*	1,726	37,023
Shiloh Industries, Inc.*	1,312	13,619
Standard Motor Products, Inc.	1,950	88,238
Stoneridge, Inc.*	2,441	76,965
Superior Industries International, Inc.	2,230	39,025
Tenneco, Inc.	4,622	204,200
Tower International, Inc.	1,788	52,567
		1,950,717
Automobiles - 0.0%(b)
Winnebago Industries, Inc.	2,858	103,603

Banks - 7.9%
1st Source Corp.	1,458	77,536
Access National Corp.	1,344	38,479
ACNB Corp.	624	19,656
Allegiance Bancshares, Inc.*	1,038	45,205
American National Bankshares, Inc.	739	29,338
Ameris Bancorp	3,296	183,587
Ames National Corp.	774	23,413
Arrow Financial Corp.	1,073	40,130
Atlantic Capital Bancshares, Inc.*	1,890	39,690
Banc of California, Inc.	3,939	76,417
BancFirst Corp.	1,525	91,119
Bancorp, Inc. (The)*	4,459	50,476
BancorpSouth Bank	7,716	258,486
Bank of Commerce Holdings	1,402	16,684
Bank of Marin Bancorp	609	47,197
Bank of NT Butterfield & Son Ltd. (The)	4,876	232,829
Bankwell Financial Group, Inc.	545	16,890
Banner Corp.	2,944	176,493
Bar Harbor Bankshares	1,365	41,141
BCB Bancorp, Inc.	1,144	17,846
Berkshire Hills Bancorp, Inc.	3,623	142,384
Blue Hills Bancorp, Inc.	2,158	44,023
Boston Private Financial Holdings, Inc.	7,560	128,520
Bridge Bancorp, Inc.	1,710	63,185
Brookline Bancorp, Inc.	6,807	123,887
Bryn Mawr Bank Corp.	1,722	80,848
BSB Bancorp, Inc.*	760	25,726
Byline Bancorp, Inc.*	1,525	32,971
C&F Financial Corp.	295	17,818
Cadence Bancorp	2,666	77,874
Camden National Corp.	1,387	63,414
Capital City Bank Group, Inc.	1,002	22,585
Capstar Financial Holdings, Inc.*	809	16,382
Carolina Financial Corp.	1,716	75,109
Cathay General Bancorp	6,911	291,575
CBTX, Inc.	255	7,551
CenterState Bank Corp.	5,481	168,541
Central Pacific Financial Corp.	2,649	77,987
Central Valley Community Bancorp	897	19,250
Century Bancorp, Inc., Class A	266	21,253
Chemical Financial Corp.	6,426	360,628
Chemung Financial Corp.	290	15,225
Citizens & Northern Corp.	1,065	27,232
City Holding Co.	1,376	102,223
Civista Bancshares, Inc.	899	21,783
CNB Financial Corp.	1,338	40,662
CoBiz Financial, Inc.	3,490	77,897
Codorus Valley Bancorp, Inc.	772	23,160
Columbia Banking System, Inc.	6,538	277,996
Community Bank System, Inc.	4,453	266,646
Community Bankers Trust Corp.*	1,943	18,944
Community Financial Corp. (The)	357	13,134
Community Trust Bancorp, Inc.	1,395	71,215
ConnectOne Bancorp, Inc.	2,738	71,872
County Bancorp, Inc.	425	11,717
Customers Bancorp, Inc.*	2,616	79,291
CVB Financial Corp.	9,390	217,754
DNB Financial Corp.	280	10,094
Eagle Bancorp, Inc.*	2,860	173,173
Enterprise Bancorp, Inc.	860	34,486
Enterprise Financial Services Corp.	2,003	109,364
Equity Bancshares, Inc., Class A*	982	39,093
Evans Bancorp, Inc.	421	19,598
Farmers & Merchants Bancorp, Inc.	807	33,369
Farmers Capital Bank Corp.	665	35,278
Farmers National Banc Corp.	2,323	36,703

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
FB Financial Corp.	1,180	48,286
FCB Financial Holdings, Inc., Class A*	3,324	202,598
Fidelity Southern Corp.	2,003	48,913
Financial Institutions, Inc.	1,355	43,157
First Bancorp, Inc.	927	26,864
First Bancorp/NC	2,550	106,105
First Bancorp/PR*	17,416	134,974
First Bancshares, Inc. (The)	940	32,289
First Busey Corp.	3,693	118,582
First Business Financial Services, Inc.	744	19,255
First Citizens BancShares, Inc., Class A	671	294,764
First Commonwealth Financial Corp.	8,775	137,680
First Community Bancshares, Inc.	1,505	51,847
First Connecticut Bancorp, Inc.	1,278	32,781
First Financial Bancorp	8,691	273,332
First Financial Bankshares, Inc.	5,751	302,503
First Financial Corp.	958	41,769
First Financial Northwest, Inc.	732	12,722
First Foundation, Inc.*	2,701	52,372
First Guaranty Bancshares, Inc.	408	11,020
First Internet Bancorp	721	25,451
First Interstate BancSystem, Inc., Class A	2,334	101,879
First Merchants Corp.	3,714	168,950
First Mid-Illinois Bancshares, Inc.	926	34,688
First Midwest Bancorp, Inc.	9,260	243,260
First Northwest Bancorp*	893	14,565
First of Long Island Corp. (The)	2,163	55,157
Flushing Financial Corp.	2,519	67,232
FNB Bancorp	489	18,499
Franklin Financial Network, Inc.*	1,083	39,584
Fulton Financial Corp.	15,547	271,295
German American Bancorp, Inc.	1,923	69,363
Glacier Bancorp, Inc.	7,094	276,595
Great Southern Bancorp, Inc.	983	56,523
Great Western Bancorp, Inc.	5,369	234,035
Green Bancorp, Inc.	2,207	49,547
Guaranty Bancorp	2,228	75,084
Guaranty Bancshares, Inc.	715	23,273
Hancock Whitney Corp.	7,643	384,061
Hanmi Financial Corp.	2,859	85,627
HarborOne Bancorp, Inc.*	1,197	22,085
Heartland Financial USA, Inc.	2,225	122,041
Heritage Commerce Corp.	3,281	55,974
Heritage Financial Corp.	2,666	85,712
Hilltop Holdings, Inc.	6,645	155,825
Home BancShares, Inc.	14,278	328,680
HomeTrust Bancshares, Inc.*	1,509	40,592
Hope Bancorp, Inc.	11,765	211,652
Horizon Bancorp, Inc.	2,085	65,406
Howard Bancorp, Inc.*	797	13,788
IBERIABANK Corp.	4,586	366,421
Independent Bank Corp./MA	2,452	192,114
Independent Bank Corp./MI	1,839	46,986
Independent Bank Group, Inc.	1,807	135,977
International Bancshares Corp.	4,965	214,488
Investar Holding Corp.	739	20,212
Investors Bancorp, Inc.	23,194	309,408
Lakeland Bancorp, Inc.	4,070	81,807
Lakeland Financial Corp.	2,193	106,996
LCNB Corp.	807	15,777
LegacyTexas Financial Group, Inc.	4,286	179,969
Live Oak Bancshares, Inc.	2,110	62,351
Macatawa Bank Corp.	2,358	28,508
MB Financial, Inc.	7,347	362,868
MBT Financial Corp.	1,614	17,108
Mercantile Bank Corp.	1,457	52,598
Metropolitan Bank Holding Corp.*	325	16,595
Middlefield Banc Corp.	237	12,549
Midland States Bancorp, Inc.	1,402	45,481
MidSouth Bancorp, Inc.	1,322	18,376
MidWestOne Financial Group, Inc.	1,011	33,697
MutualFirst Financial, Inc.	556	21,350
National Bank Holdings Corp., Class A	2,256	87,849
National Bankshares, Inc.	612	29,468
National Commerce Corp.*	1,089	50,148
NBT Bancorp, Inc.	3,869	147,409
Nicolet Bankshares, Inc.*	800	45,464
Northeast Bancorp	671	14,628
Northrim Bancorp, Inc.	613	24,336
Norwood Financial Corp.	518	16,172
OFG Bancorp	3,921	55,286
Ohio Valley Banc Corp.	371	18,179
Old Line Bancshares, Inc.	797	27,401
Old National Bancorp	12,178	218,595
Old Point Financial Corp.	327	8,724
Old Second Bancorp, Inc.	2,620	39,169
Opus Bank	1,815	53,724
Orrstown Financial Services, Inc.	671	17,412
Pacific Mercantile Bancorp*	1,400	13,720
Pacific Premier Bancorp, Inc.*	3,552	146,698
Park National Corp.	1,212	139,162
Parke Bancorp, Inc.	579	12,709
Peapack Gladstone Financial Corp.	1,611	55,579
Penns Woods Bancorp, Inc.	420	19,383
Peoples Bancorp of North Carolina, Inc.	422	13,407
Peoples Bancorp, Inc.	1,489	55,882
Peoples Financial Services Corp.	620	29,152
People’s Utah Bancorp	1,266	46,146
Preferred Bank	1,221	77,778
Premier Financial Bancorp, Inc.	852	19,085
QCR Holdings, Inc.	1,099	52,807
RBB Bancorp	739	22,458
Reliant Bancorp, Inc.	626	16,038
Renasant Corp.	4,105	196,712
Republic Bancorp, Inc., Class A	874	38,377
Republic First Bancorp, Inc.*	4,417	37,986
S&T Bancorp, Inc.	3,114	140,659
Sandy Spring Bancorp, Inc.	2,929	121,700
Seacoast Banking Corp. of Florida*	3,868	120,604
ServisFirst Bancshares, Inc.	4,194	176,190
Shore Bancshares, Inc.	1,136	21,448
Sierra Bancorp	1,222	34,509
Simmons First National Corp., Class A	7,513	240,416
SmartFinancial, Inc.*	651	15,500
South State Corp.	3,274	293,142
Southern First Bancshares, Inc.*	600	28,380
Southern National Bancorp of Virginia, Inc.	1,941	33,909
Southside Bancshares, Inc.	2,510	85,717
State Bank Financial Corp.	3,401	114,104
Sterling Bancorp	19,334	474,650
Stock Yards Bancorp, Inc.	1,981	78,646
Summit Financial Group, Inc.	988	25,471
Texas Capital Bancshares, Inc.*	4,519	435,406
Tompkins Financial Corp.	1,327	111,826
Towne Bank	5,786	183,127
TriCo Bancshares	1,853	72,119
TriState Capital Holdings, Inc.*	2,027	52,094

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Triumph Bancorp, Inc.*	1,589	65,228
Trustmark Corp.	6,119	196,848
Two River Bancorp	655	11,679
UMB Financial Corp.	4,105	316,290
Umpqua Holdings Corp.	20,085	472,801
Union Bankshares Corp.	5,075	208,582
Union Bankshares, Inc.	353	17,915
United Bankshares, Inc.	9,071	330,638
United Community Banks, Inc.	6,634	215,340
United Security Bancshares	1,179	12,615
Unity Bancorp, Inc.	702	16,251
Univest Corp. of Pennsylvania	2,589	75,340
Valley National Bancorp	23,420	297,668
Veritex Holdings, Inc.*	1,468	45,126
Washington Trust Bancorp, Inc.	1,360	82,960
WesBanco, Inc.	3,817	177,834
West Bancorporation, Inc.	1,440	35,928
Westamerica Bancorp	2,309	132,144
Wintrust Financial Corp.	5,030	463,313
		20,823,064
Beverages - 0.2%
Boston Beer Co., Inc. (The), Class A*	758	192,418
Castle Brands, Inc.*	8,122	10,315
Coca-Cola Bottling Co. Consolidated	427	54,404
Craft Brew Alliance, Inc.*	1,150	22,597
MGP Ingredients, Inc.	1,170	103,604
National Beverage Corp.	1,064	100,314
Primo Water Corp.*	2,298	39,020
		522,672
Biotechnology - 5.0%
Abeona Therapeutics, Inc.*	2,550	45,135
Acceleron Pharma, Inc.*	3,402	120,907
Achaogen, Inc.*	3,096	38,390
Achillion Pharmaceuticals, Inc.*	12,284	41,643
Acorda Therapeutics, Inc.*	3,926	103,058
Adamas Pharmaceuticals, Inc.*	1,557	44,592
Aduro Biotech, Inc.*	4,080	35,904
Advaxis, Inc.*	3,412	6,210
Agenus, Inc.*	6,895	23,098
Aileron Therapeutics, Inc.*	483	2,492
Aimmune Therapeutics, Inc.*	3,222	106,616
Akebia Therapeutics, Inc.*	4,055	39,820
Alder Biopharmaceuticals, Inc.*	5,747	100,285
Allena Pharmaceuticals, Inc.*	489	7,012
AMAG Pharmaceuticals, Inc.*	3,180	77,751
Amicus Therapeutics, Inc.*	16,895	285,525
AnaptysBio, Inc.*	1,616	125,725
Anavex Life Sciences Corp.*	3,576	9,834
Apellis Pharmaceuticals, Inc.*	1,003	20,471
Ardelyx, Inc.*	3,027	12,032
Arena Pharmaceuticals, Inc.*	4,341	198,471
ARMO BioSciences, Inc.*	620	31,000
Array BioPharma, Inc.*	18,045	295,036
Arsanis, Inc.*	422	7,267
Asterias Biotherapeutics, Inc.*	2,682	4,023
Atara Biotherapeutics, Inc.*	2,982	148,504
Athenex, Inc.*	695	11,134
Athersys, Inc.*	9,253	22,577
Audentes Therapeutics, Inc.*	1,820	68,978
Axovant Sciences Ltd.*	2,940	4,969
Bellicum Pharmaceuticals, Inc.*	2,465	19,917
BioCryst Pharmaceuticals, Inc.*	8,882	57,111
Biohaven Pharmaceutical Holding Co. Ltd.*	2,878	100,730
BioSpecifics Technologies Corp.*	512	22,149
BioTime, Inc.*	7,849	17,582
Bluebird Bio, Inc.*	4,434	793,908
Blueprint Medicines Corp.*	3,857	324,297
Calithera Biosciences, Inc.*	2,775	14,291
Calyxt, Inc.*	432	8,152
Cara Therapeutics, Inc.*	2,421	37,864
Catalyst Pharmaceuticals, Inc.*	7,932	30,459
Celcuity, Inc.*	255	4,840
Celldex Therapeutics, Inc.*	11,921	6,917
ChemoCentryx, Inc.*	2,242	29,101
Chimerix, Inc.*	4,266	19,496
Clovis Oncology, Inc.*	3,982	186,995
Coherus Biosciences, Inc.*	3,591	56,020
Conatus Pharmaceuticals, Inc.*	2,381	10,238
Concert Pharmaceuticals, Inc.*	1,622	33,137
Corbus Pharmaceuticals Holdings, Inc.*	4,453	27,609
Corvus Pharmaceuticals, Inc.*	765	10,503
Cue Biopharma, Inc.*	811	10,389
Curis, Inc.*	2,398	6,665
Cytokinetics, Inc.*	3,765	33,885
CytomX Therapeutics, Inc.*	2,634	67,615
Deciphera Pharmaceuticals, Inc.*	752	19,341
Denali Therapeutics, Inc.*	1,459	28,057
Dynavax Technologies Corp.*	5,518	87,184
Eagle Pharmaceuticals, Inc.*	728	49,074
Edge Therapeutics, Inc.*	1,802	1,680
Editas Medicine, Inc.*	3,362	128,832
Emergent BioSolutions, Inc.*	3,037	156,588
Enanta Pharmaceuticals, Inc.*	1,403	140,005
Epizyme, Inc.*	4,437	77,426
Esperion Therapeutics, Inc.*	1,566	60,275
Exact Sciences Corp.*	10,663	634,875
Fate Therapeutics, Inc.*	4,375	47,906
FibroGen, Inc.*	6,316	340,432
Five Prime Therapeutics, Inc.*	2,982	52,364
Flexion Therapeutics, Inc.*	2,972	80,571
Fortress Biotech, Inc.*	2,987	10,305
Foundation Medicine, Inc.*	1,312	130,085
G1 Therapeutics, Inc.*	1,224	53,011
Genocea Biosciences, Inc.*	7,471	6,951
Genomic Health, Inc.*	1,816	72,495
Geron Corp.*	13,475	54,574
Global Blood Therapeutics, Inc.*	3,530	169,970
Halozyme Therapeutics, Inc.*	10,818	199,051
Heron Therapeutics, Inc.*	4,920	160,392
Idera Pharmaceuticals, Inc.*	12,784	26,207
Immune Design Corp.*	2,906	13,077
ImmunoGen, Inc.*	9,053	103,747
Immunomedics, Inc.*	9,266	204,408
Inovio Pharmaceuticals, Inc.*	7,384	35,148
Insmed, Inc.*	6,932	193,126
Insys Therapeutics, Inc.*	2,212	14,422
Intellia Therapeutics, Inc.*	1,508	40,867
Invitae Corp.*	3,864	28,594
Iovance Biotherapeutics, Inc.*	6,682	97,557
Ironwood Pharmaceuticals, Inc.*	12,207	226,806
Jounce Therapeutics, Inc.*	1,312	14,760
Karyopharm Therapeutics, Inc.*	3,219	59,809
Keryx Biopharmaceuticals, Inc.*	8,116	42,771
Kindred Biosciences, Inc.*	2,307	23,531
Kura Oncology, Inc.*	1,947	32,418
La Jolla Pharmaceutical Co.*	1,586	49,483
Lexicon Pharmaceuticals, Inc.*	3,907	45,321
Ligand Pharmaceuticals, Inc.*	1,860	357,548
Loxo Oncology, Inc.*	2,069	366,896
MacroGenics, Inc.*	3,075	69,895
Madrigal Pharmaceuticals, Inc.*	428	113,681

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Matinas BioPharma Holdings, Inc.*	5,923	3,322
MediciNova, Inc.*	3,516	32,558
Merrimack Pharmaceuticals, Inc.*	1,164	10,208
Mersana Therapeutics, Inc.*	1,013	21,202
MiMedx Group, Inc.*	9,395	79,106
Minerva Neurosciences, Inc.*	2,401	21,129
Miragen Therapeutics, Inc.*	1,546	10,930
Momenta Pharmaceuticals, Inc.*	6,852	161,707
Myriad Genetics, Inc.*	5,917	216,030
NantKwest, Inc.*	2,674	9,787
Natera, Inc.*	2,891	33,709
NewLink Genetics Corp.*	2,633	13,850
Novavax, Inc.*	28,312	46,149
Novelion Therapeutics, Inc.*	1,373	5,767
Nymox Pharmaceutical Corp.*	2,864	10,081
Oncocyte Corp.*	345	1,121
Organovo Holdings, Inc.*	9,487	18,689
Ovid therapeutics, Inc.*	1,112	8,774
PDL BioPharma, Inc.*	13,819	36,897
Pieris Pharmaceuticals, Inc.*	3,630	20,401
Portola Pharmaceuticals, Inc.*	5,152	206,853
Progenics Pharmaceuticals, Inc.*	6,413	48,739
Protagonist Therapeutics, Inc.*	1,035	7,535
Prothena Corp. plc*	3,521	47,498
PTC Therapeutics, Inc.*	3,635	123,226
Puma Biotechnology, Inc.*	2,644	140,000
Ra Pharmaceuticals, Inc.*	1,466	10,115
Radius Health, Inc.*	3,469	98,867
Recro Pharma, Inc.*	1,234	6,725
REGENXBIO, Inc.*	2,522	136,692
Repligen Corp.*	3,406	148,774
Retrophin, Inc.*	3,569	99,968
Rhythm Pharmaceuticals, Inc.*	749	24,065
Rigel Pharmaceuticals, Inc.*	13,407	43,573
Sage Therapeutics, Inc.*	3,817	582,818
Sangamo Therapeutics, Inc.*	7,601	125,036
Sarepta Therapeutics, Inc.*	5,537	519,647
Selecta Biosciences, Inc.*	1,276	15,274
Seres Therapeutics, Inc.*	1,855	14,933
Solid Biosciences, Inc.*	822	17,739
Spark Therapeutics, Inc.*	2,504	199,794
Spectrum Pharmaceuticals, Inc.*	7,877	151,947
Spero Therapeutics, Inc.*	548	5,831
Stemline Therapeutics, Inc.*	2,410	47,356
Strongbridge Biopharma plc*	2,539	16,504
Syndax Pharmaceuticals, Inc.*	1,066	9,306
Synergy Pharmaceuticals, Inc.*	22,539	35,837
Syros Pharmaceuticals, Inc.*	1,399	17,390
TG Therapeutics, Inc.*	4,652	62,337
Tocagen, Inc.*	1,613	15,130
Trevena, Inc.*	5,306	9,922
Ultragenyx Pharmaceutical, Inc.*	4,038	295,582
Vanda Pharmaceuticals, Inc.*	3,989	70,206
VBI Vaccines, Inc.*	3,131	9,737
Veracyte, Inc.*	2,148	16,432
Versartis, Inc.*	2,990	4,186
Voyager Therapeutics, Inc.*	1,546	30,719
vTv Therapeutics, Inc., Class A*	645	1,148
XBiotech, Inc.*	1,753	7,538
Xencor, Inc.*	3,449	137,994
ZIOPHARM Oncology, Inc.*	11,905	58,335
		13,272,570
Building Products - 1.0%
AAON, Inc.	3,757	114,589
Advanced Drainage Systems, Inc.	3,268	94,772
American Woodmark Corp.*	1,265	130,421
Apogee Enterprises, Inc.	2,535	110,653
Armstrong Flooring, Inc.*	1,968	25,781
Builders FirstSource, Inc.*	10,008	195,957
Caesarstone Ltd.	2,053	32,129
Continental Building Products, Inc.*	3,443	104,151
CSW Industrials, Inc.*	1,313	63,812
Gibraltar Industries, Inc.*	2,878	114,113
Griffon Corp.	2,659	60,359
Insteel Industries, Inc.	1,651	51,643
JELD-WEN Holding, Inc.*	6,118	167,450
Masonite International Corp.*	2,574	170,141
NCI Building Systems, Inc.*	3,874	74,187
Patrick Industries, Inc.*	2,202	133,441
PGT Innovations, Inc.*	4,384	90,749
Quanex Building Products Corp.	3,170	53,256
Simpson Manufacturing Co., Inc.	3,739	236,716
Trex Co., Inc.*	2,675	315,195
Universal Forest Products, Inc.	5,439	200,046
		2,539,561
Capital Markets - 1.1%
Arlington Asset Investment Corp., Class A	2,496	28,554
Artisan Partners Asset Management, Inc., Class A	4,143	133,819
Associated Capital Group, Inc., Class A	353	13,697
B. Riley Financial, Inc.	1,881	39,877
BlackRock Capital Investment Corp.	2	13
BrightSphere Investment Group plc	6,832	105,964
Cohen & Steers, Inc.	1,936	75,369
Cowen, Inc.*	2,352	35,163
Diamond Hill Investment Group, Inc.	288	56,431
Donnelley Financial Solutions, Inc.*	3,038	46,664
Evercore, Inc., Class A	3,489	364,252
Financial Engines, Inc.	5,307	236,958
GAIN Capital Holdings, Inc.	3,100	25,513
GAMCO Investors, Inc., Class A	474	12,210
Greenhill & Co., Inc.	2,206	58,128
Hamilton Lane, Inc., Class A	1,278	59,759
Hercules Capital, Inc.	6	74
Houlihan Lokey, Inc.	2,427	118,656
INTL. FCStone, Inc.*	1,375	68,750
Investment Technology Group, Inc.	2,980	65,381
Ladenburg Thalmann Financial Services, Inc.	9,334	33,322
Medley Management, Inc., Class A	478	1,984
Moelis & Co., Class A	2,831	167,737
Oppenheimer Holdings, Inc., Class A	876	24,659
Piper Jaffray Cos.	1,305	97,614
PJT Partners, Inc., Class A	1,642	90,753
Prospect Capital Corp.	3	20
Pzena Investment Management, Inc., Class A	1,534	13,791
Safeguard Scientifics, Inc.*	1,834	24,117
Silvercrest Asset Management Group, Inc., Class A	649	10,319
Stifel Financial Corp.	6,042	355,296
Value Line, Inc.	101	2,037
Virtu Financial, Inc., Class A	3,144	97,621
Virtus Investment Partners, Inc.	622	78,092
Waddell & Reed Financial, Inc., Class A	7,286	141,348
Westwood Holdings Group, Inc.	734	42,594

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
WisdomTree Investments, Inc.	10,457	114,609
		2,841,145
Chemicals - 1.5%
A Schulman, Inc.	2,591	113,356
Advanced Emissions Solutions, Inc.	1,790	19,851
AdvanSix, Inc.*	2,716	99,161
AgroFresh Solutions, Inc.*	1,996	14,112
American Vanguard Corp.	2,604	56,116
Balchem Corp.	2,873	277,043
Chase Corp.	650	77,318
Core Molding Technologies, Inc.	664	9,575
Ferro Corp.*	7,591	155,312
Flotek Industries, Inc.*	5,017	15,703
FutureFuel Corp.	2,267	30,537
GCP Applied Technologies, Inc.*	6,503	205,820
Hawkins, Inc.	875	27,431
HB Fuller Co.	4,576	235,893
Ingevity Corp.*	3,859	293,824
Innophos Holdings, Inc.	1,756	83,463
Innospec, Inc.	2,171	166,516
Intrepid Potash, Inc.*	8,693	38,945
KMG Chemicals, Inc.	1,185	79,217
Koppers Holdings, Inc.*	1,872	75,442
Kraton Corp.*	2,718	131,877
Kronos Worldwide, Inc.	2,054	50,816
LSB Industries, Inc.*	1,974	10,008
Minerals Technologies, Inc.	3,187	232,651
OMNOVA Solutions, Inc.*	3,917	39,953
PolyOne Corp.	7,296	305,848
PQ Group Holdings, Inc.*	2,657	43,628
Quaker Chemical Corp.	1,177	179,905
Rayonier Advanced Materials, Inc.	4,495	80,505
Sensient Technologies Corp.	3,944	265,234
Stepan Co.	1,812	131,732
Trecora Resources*	1,780	24,831
Tredegar Corp.	2,340	55,809
Trinseo SA	4,025	291,008
Tronox Ltd., Class A	8,148	149,679
Valhi, Inc.	2,291	14,731
		4,082,850
Commercial Services & Supplies - 1.7%
ABM Industries, Inc.	5,071	144,321
ACCO Brands Corp.	9,539	123,053
Advanced Disposal Services, Inc.*	5,677	132,728
Aqua Metals, Inc.*	2,058	7,141
ARC Document Solutions, Inc.*	3,626	7,071
Brady Corp., Class A	4,212	164,268
Brink’s Co. (The)	4,158	329,521
Casella Waste Systems, Inc., Class A*	3,546	83,615
CECO Environmental Corp.	2,706	15,451
CompX International, Inc.	151	2,144
Covanta Holding Corp.	10,623	173,155
Deluxe Corp.	4,351	289,515
Ennis, Inc.	2,267	41,373
Essendant, Inc.	3,387	47,384
Healthcare Services Group, Inc.	6,463	233,637
Heritage-Crystal Clean, Inc.*	1,306	26,512
Herman Miller, Inc.	5,411	177,210
HNI Corp.	3,928	145,768
Hudson Technologies, Inc.*	3,364	7,401
InnerWorkings, Inc.*	4,176	36,707
Interface, Inc.	5,414	122,898
Kimball International, Inc., Class B	3,306	53,722
Knoll, Inc.	4,382	88,516
LSC Communications, Inc.	3,111	39,385
Matthews International Corp., Class A	2,834	155,870
McGrath RentCorp	2,122	138,100
Mobile Mini, Inc.	3,984	181,670
MSA Safety, Inc.	3,023	281,139
Multi-Color Corp.	1,237	85,848
NL Industries, Inc.*	760	7,030
Quad/Graphics, Inc.	2,841	56,167
RR Donnelley & Sons Co.	6,361	39,693
SP Plus Corp.*	1,580	56,880
Steelcase, Inc., Class A	7,644	110,074
Team, Inc.*	2,652	56,355
Tetra Tech, Inc.	5,070	278,596
UniFirst Corp.	1,386	246,154
US Ecology, Inc.	1,983	120,170
Viad Corp.	1,832	96,913
VSE Corp.	782	38,639
		4,441,794
Communications Equipment - 1.2%
Acacia Communications, Inc.*	1,709	55,269
ADTRAN, Inc.	4,406	61,464
Aerohive Networks, Inc.*	2,905	11,649
Applied Optoelectronics, Inc.*	1,700	79,509
CalAmp Corp.*	3,137	66,567
Calix, Inc.*	3,932	26,738
Casa Systems, Inc.*	629	12,083
Ciena Corp.*	13,004	299,742
Clearfield, Inc.*	1,041	11,243
Comtech Telecommunications Corp.	2,084	65,229
Digi International, Inc.*	2,442	28,571
EMCORE Corp.*	2,476	12,628
Extreme Networks, Inc.*	10,353	89,139
Finisar Corp.*	10,339	167,595
Harmonic, Inc.*	7,287	28,055
Infinera Corp.*	13,371	117,665
InterDigital, Inc.	3,141	247,668
KVH Industries, Inc.*	1,413	15,614
Lumentum Holdings, Inc.*	5,602	329,117
NETGEAR, Inc.*	2,834	171,315
NetScout Systems, Inc.*	7,649	206,523
Oclaro, Inc.*	15,208	130,180
Plantronics, Inc.	2,986	217,530
Quantenna Communications, Inc.*	1,999	31,984
Ribbon Communications, Inc.*	4,302	26,070
Ubiquiti Networks, Inc.*	2,035	168,071
ViaSat, Inc.*	4,937	309,106
Viavi Solutions, Inc.*	20,755	197,380
		3,183,704
Construction & Engineering - 0.8%
Aegion Corp.*	2,929	75,275
Ameresco, Inc., Class A*	1,695	20,255
Argan, Inc.	1,320	51,084
Comfort Systems USA, Inc.	3,337	156,339
Dycom Industries, Inc.*	2,732	254,513
EMCOR Group, Inc.	5,347	405,998
Granite Construction, Inc.	3,600	204,732
Great Lakes Dredge & Dock Corp.*	5,149	25,874
HC2 Holdings, Inc.*	3,768	23,173
IES Holdings, Inc.*	784	13,838
KBR, Inc.	12,753	234,910
Layne Christensen Co.*	1,638	24,963
MasTec, Inc.*	6,036	281,579
MYR Group, Inc.*	1,447	56,491
Northwest Pipe Co.*	868	18,271
NV5 Global, Inc.*	730	45,844
Orion Group Holdings, Inc.*	2,490	19,323

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Primoris Services Corp.	3,577	93,252
Sterling Construction Co., Inc.*	2,340	29,742
Tutor Perini Corp.*	3,390	67,122
		2,102,578
Construction Materials - 0.2%
Forterra, Inc.*	1,694	14,687
Summit Materials, Inc., Class A*	10,035	285,195
United States Lime & Minerals, Inc.	177	13,983
US Concrete, Inc.*	1,436	87,524
		401,389
Consumer Finance - 0.5%
Curo Group Holdings Corp.*	704	16,199
Elevate Credit, Inc.*	1,568	12,011
Encore Capital Group, Inc.*	2,174	85,764
Enova International, Inc.*	2,996	100,666
EZCORP, Inc., Class A*	4,526	56,122
FirstCash, Inc.	4,202	381,331
Green Dot Corp., Class A*	4,201	299,405
LendingClub Corp.*	29,619	97,447
Nelnet, Inc., Class A	1,727	106,107
PRA Group, Inc.*	4,050	156,330
Regional Management Corp.*	927	33,085
World Acceptance Corp.*	553	59,641
		1,404,108
Containers & Packaging - 0.1%
Greif, Inc., Class A	2,315	134,988
Greif, Inc., Class B	509	32,245
Myers Industries, Inc.	2,119	41,532
UFP Technologies, Inc.*	587	17,962
		226,727
Distributors - 0.0%(b)
Core-Mark Holding Co., Inc.	4,136	80,735
Funko, Inc., Class A*	954	9,483
VOXX International Corp.*	1,819	10,186
Weyco Group, Inc.	559	19,380
		119,784
Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc.*	5,466	261,002
American Public Education, Inc.*	1,434	61,088
Ascent Capital Group, Inc., Class A*	998	1,956
Bridgepoint Education, Inc.*	2,379	16,391
Cambium Learning Group, Inc.*	1,254	12,553
Capella Education Co.	1,041	98,843
Career Education Corp.*	6,130	94,341
Carriage Services, Inc.	1,341	33,726
Chegg, Inc.*	8,801	246,164
Collectors Universe, Inc.	683	10,177
Grand Canyon Education, Inc.*	4,254	472,619
Houghton Mifflin Harcourt Co.*	9,377	63,764
K12, Inc.*	3,488	56,296
Laureate Education, Inc., Class A*	5,016	81,410
Liberty Tax, Inc., Class A	621	6,521
Regis Corp.*	3,222	55,708
Sotheby’s*	3,454	189,348
Strayer Education, Inc.	961	105,037
Weight Watchers International, Inc.*	3,223	242,756
		2,109,700
Diversified Financial Services - 0.1%
Banco Latinoamericano de Comercio Exterior SA, Class E	2,750	73,232
Cannae Holdings, Inc.*	5,602	111,984
Marlin Business Services Corp.	795	23,333
On Deck Capital, Inc.*	4,540	30,146
Tiptree, Inc.	2,326	15,352
		254,047
Diversified Telecommunication Services - 0.4%
ATN International, Inc.	951	51,192
Cincinnati Bell, Inc.*	3,808	46,838
Cogent Communications Holdings, Inc.	3,811	195,123
Consolidated Communications Holdings, Inc.	5,924	66,408
Frontier Communications Corp.	7,130	52,976
Globalstar, Inc.*	51,598	27,982
Hawaiian Telcom Holdco, Inc.*	543	14,276
IDT Corp., Class B*	1,578	7,732
Intelsat SA*	3,289	58,709
Iridium Communications, Inc.*	7,595	115,444
Ooma, Inc.*	1,597	18,925
ORBCOMM, Inc.*	6,155	59,457
pdvWireless, Inc.*	859	21,776
Vonage Holdings Corp.*	18,654	213,588
Windstream Holdings, Inc.	3,318	18,282
		968,708
Electric Utilities - 0.8%
ALLETE, Inc.	4,640	356,445
El Paso Electric Co.	3,663	214,652
Genie Energy Ltd., Class B	1,223	6,824
IDACORP, Inc.	4,581	423,101
MGE Energy, Inc.	3,168	188,971
Otter Tail Corp.	3,567	164,796
PNM Resources, Inc.	7,237	289,118
Portland General Electric Co.	8,111	346,015
Spark Energy, Inc., Class A	1,058	10,580
		2,000,502
Electrical Equipment - 0.5%
Allied Motion Technologies, Inc.	601	29,064
Atkore International Group, Inc.*	3,004	64,886
AZZ, Inc.	2,357	101,940
Babcock & Wilcox Enterprises, Inc.*	15,108	37,317
Encore Wire Corp.	1,836	88,862
Energous Corp.*	1,708	31,478
EnerSys	3,818	305,096
Generac Holdings, Inc.*	5,520	276,497
General Cable Corp.	4,551	134,937
LSI Industries, Inc.	2,229	12,260
Plug Power, Inc.*	20,709	38,726
Powell Industries, Inc.	797	26,947
Preformed Line Products Co.	275	21,189
Revolution Lighting Technologies, Inc.*	1,130	4,814
Sunrun, Inc.*	7,802	94,404
Thermon Group Holdings, Inc.*	2,923	67,404
TPI Composites, Inc.*	972	25,564
Vicor Corp.*	1,516	66,477
Vivint Solar, Inc.*	2,449	9,796
		1,437,658
Electronic Equipment, Instruments & Components - 2.0%
Akoustis Technologies, Inc.*	1,088	7,203
Anixter International, Inc.*	2,634	161,333
AVX Corp.	4,181	63,928
Badger Meter, Inc.	2,543	111,256
Bel Fuse, Inc., Class B	873	16,849
Belden, Inc.	3,815	210,817
Benchmark Electronics, Inc.	4,533	125,564
Control4 Corp.*	2,347	58,182
CTS Corp.	2,894	94,055
Daktronics, Inc.	3,218	25,776
Electro Scientific Industries, Inc.*	2,937	57,624

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
ePlus, Inc.*	1,172	106,593
Fabrinet*	3,290	115,578
FARO Technologies, Inc.*	1,501	80,529
Fitbit, Inc., Class A*	17,568	95,394
II-VI, Inc.*	5,446	239,352
Insight Enterprises, Inc.*	3,227	151,346
Iteris, Inc.*	2,308	11,840
Itron, Inc.*	3,098	176,896
KEMET Corp.*	5,021	100,320
Kimball Electronics, Inc.*	2,367	44,263
Knowles Corp.*	7,994	115,913
Littelfuse, Inc.	2,192	475,774
Maxwell Technologies, Inc.*	3,305	17,021
Mesa Laboratories, Inc.	293	46,610
Methode Electronics, Inc.	3,247	130,367
MicroVision, Inc.*	7,133	11,627
MTS Systems Corp.	1,618	84,783
Napco Security Technologies, Inc.*	1,082	12,822
Novanta, Inc.*	2,905	188,389
OSI Systems, Inc.*	1,602	109,865
Park Electrochemical Corp.	1,747	36,110
PC Connection, Inc.	1,048	31,010
PCM, Inc.*	854	10,419
Plexus Corp.*	3,044	177,009
Radisys Corp.*	3,338	2,482
Rogers Corp.*	1,638	186,666
Sanmina Corp.*	6,420	184,896
ScanSource, Inc.*	2,269	88,831
SYNNEX Corp.	2,632	281,150
Systemax, Inc.	1,040	34,341
Tech Data Corp.*	3,182	276,229
TTM Technologies, Inc.*	8,376	151,019
VeriFone Systems, Inc.*	9,985	227,059
Vishay Intertechnology, Inc.	12,011	254,633
Vishay Precision Group, Inc.*	923	34,659
		5,224,382
Energy Equipment & Services - 1.3%
Archrock, Inc.	12,101	139,766
Basic Energy Services, Inc.*	1,580	20,872
Bristow Group, Inc.	2,934	34,709
C&J Energy Services, Inc.*	4,554	122,594
Cactus, Inc., Class A*	2,104	70,947
CARBO Ceramics, Inc.*	2,084	20,048
Diamond Offshore Drilling, Inc.*	5,862	106,454
Dril-Quip, Inc.*	3,435	165,052
Ensco plc, Class A	38,760	251,940
Era Group, Inc.*	1,783	23,054
Exterran Corp.*	2,912	80,255
Fairmount Santrol Holdings, Inc.*	14,061	79,163
Forum Energy Technologies, Inc.*	7,306	103,380
Frank’s International NV	4,518	33,343
FTS International, Inc.*	2,051	38,846
Geospace Technologies Corp.*	1,190	13,197
Gulf Island Fabrication, Inc.	1,237	12,988
Helix Energy Solutions Group, Inc.*	12,751	96,908
Independence Contract Drilling, Inc.*	3,105	13,227
Keane Group, Inc.*	4,834	70,818
Key Energy Services, Inc.*	933	15,796
Liberty Oilfield Services, Inc., Class A*	1,340	28,488
Mammoth Energy Services, Inc.*	728	27,489
Matrix Service Co.*	2,380	46,172
McDermott International, Inc.*	16,084	349,505
Natural Gas Services Group, Inc.*	1,124	25,908
NCS Multistage Holdings, Inc.*	960	14,611
Newpark Resources, Inc.*	7,631	82,796
Nine Energy Service, Inc.*	735	25,593
Noble Corp. plc*	22,141	123,104
Oil States International, Inc.*	4,604	162,982
Parker Drilling Co.*	12,173	5,356
PHI, Inc. (Non-Voting)*	1,058	12,061
Pioneer Energy Services Corp.*	6,904	37,972
ProPetro Holding Corp.*	5,169	84,100
Quintana Energy Services, Inc.*	555	4,712
Ranger Energy Services, Inc.*	537	5,263
RigNet, Inc.*	1,209	14,327
Rowan Cos. plc, Class A*	10,572	164,923
SEACOR Holdings, Inc.*	1,491	77,875
SEACOR Marine Holdings, Inc.*	1,473	34,586
Select Energy Services, Inc., Class A*	2,427	34,633
Smart Sand, Inc.*	1,984	12,142
Solaris Oilfield Infrastructure, Inc., Class A*	1,673	25,831
Superior Energy Services, Inc.*	13,806	150,900
TETRA Technologies, Inc.*	10,381	43,808
Unit Corp.*	4,694	102,517
US Silica Holdings, Inc.	7,405	229,037
		3,440,048
Equity Real Estate Investment Trusts (REITs) - 4.6%
Acadia Realty Trust	7,519	193,614
Agree Realty Corp.	2,565	135,791
Alexander & Baldwin, Inc.	6,181	131,717
Alexander’s, Inc.	193	74,787
American Assets Trust, Inc.	3,660	133,041
Americold Realty Trust	4,770	98,262
Armada Hoffler Properties, Inc.	4,052	58,349
Ashford Hospitality Trust, Inc.	6,969	51,362
Bluerock Residential Growth REIT, Inc.	2,085	18,515
Braemar Hotels & Resorts, Inc.	2,407	26,477
CareTrust REIT, Inc.	6,839	112,775
CatchMark Timber Trust, Inc., Class A	3,926	49,860
CBL & Associates Properties, Inc.	15,286	77,347
Cedar Realty Trust, Inc.	7,995	35,098
Chatham Lodging Trust	4,050	84,200
Chesapeake Lodging Trust	5,364	172,882
City Office REIT, Inc.	3,191	39,568
Clipper Realty, Inc.	1,429	12,761
Community Healthcare Trust, Inc.	1,558	43,157
CorEnergy Infrastructure Trust, Inc.	1,081	39,136
CorePoint Lodging, Inc.*	3,699	103,165
Cousins Properties, Inc.	37,910	357,112
DiamondRock Hospitality Co.	18,134	230,846
Easterly Government Properties, Inc.	3,822	77,395
EastGroup Properties, Inc.	3,086	287,708
Education Realty Trust, Inc.	6,901	252,163
Farmland Partners, Inc.	2,879	24,500
First Industrial Realty Trust, Inc.	10,784	355,117
Four Corners Property Trust, Inc.	5,591	127,978
Franklin Street Properties Corp.	9,475	73,336
Front Yard Residential Corp.	4,496	47,298
GEO Group, Inc. (The)	11,098	275,230
Getty Realty Corp.	2,806	73,265
Gladstone Commercial Corp.	2,544	47,827
Global Medical REIT, Inc.	1,649	14,742
Global Net Lease, Inc.	6,145	121,302
Government Properties Income Trust	8,837	128,402
Gramercy Property Trust	14,515	400,179
Healthcare Realty Trust, Inc.	11,125	303,045
Hersha Hospitality Trust	3,519	74,849

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Independence Realty Trust, Inc.	7,605	73,768
Industrial Logistics Properties Trust	1,831	38,964
InfraREIT, Inc.	3,850	82,236
Investors Real Estate Trust	10,933	60,897
iStar, Inc.*	5,968	64,633
Jernigan Capital, Inc.	1,196	23,621
Kite Realty Group Trust	7,509	117,816
LaSalle Hotel Properties	10,322	354,045
Lexington Realty Trust	19,639	169,485
LTC Properties, Inc.	3,569	146,829
Mack-Cali Realty Corp.	8,211	162,331
MedEquities Realty Trust, Inc.	2,597	27,217
Monmouth Real Estate Investment Corp.	6,737	104,087
National Health Investors, Inc.	3,651	269,517
National Storage Affiliates Trust	4,566	128,396
New Senior Investment Group, Inc.	7,444	55,681
NexPoint Residential Trust, Inc.	1,571	43,548
NorthStar Realty Europe Corp.	4,935	69,139
One Liberty Properties, Inc.	1,328	33,891
Pebblebrook Hotel Trust	6,243	254,839
Pennsylvania REIT	6,206	68,328
Physicians Realty Trust	16,324	248,451
PotlatchDeltic Corp.	5,458	275,629
Preferred Apartment Communities, Inc., Class A	3,476	50,993
PS Business Parks, Inc.	1,789	219,260
QTS Realty Trust, Inc., Class A	4,472	168,729
Quality Care Properties, Inc.*	8,571	179,562
Ramco-Gershenson Properties Trust	7,127	87,662
Retail Opportunity Investments Corp.	9,820	177,938
Rexford Industrial Realty, Inc.	7,011	219,234
RLJ Lodging Trust	15,382	359,939
Ryman Hospitality Properties, Inc.	4,011	336,443
Sabra Health Care REIT, Inc.	16,084	333,421
Safety Income & Growth, Inc.	937	17,972
Saul Centers, Inc.	1,031	51,096
Select Income REIT	5,743	124,049
Seritage Growth Properties, Class A	2,316	96,485
STAG Industrial, Inc.	8,586	228,731
Summit Hotel Properties, Inc.	9,397	143,680
Sunstone Hotel Investors, Inc.	20,463	355,852
Terreno Realty Corp.	4,928	187,806
Tier REIT, Inc.	4,323	94,933
UMH Properties, Inc.	2,820	41,482
Universal Health Realty Income Trust	1,150	71,495
Urban Edge Properties	9,377	205,075
Urstadt Biddle Properties, Inc., Class A	2,674	58,427
Washington Prime Group, Inc.	16,913	122,958
Washington REIT	7,150	205,062
Whitestone REIT	3,378	41,347
Xenia Hotels & Resorts, Inc.	9,760	245,659
		12,262,796
Food & Staples Retailing - 0.4%
Andersons, Inc. (The)	2,445	78,973
Chefs’ Warehouse, Inc. (The)*	1,922	52,278
Ingles Markets, Inc., Class A	1,277	36,650
Natural Grocers by Vitamin Cottage, Inc.*	818	8,409
Performance Food Group Co.*	9,228	329,901
PriceSmart, Inc.	2,001	169,385
Smart & Final Stores, Inc.*	2,048	9,421
SpartanNash Co.	3,322	82,253
SUPERVALU, Inc.*	3,477	64,290
United Natural Foods, Inc.*	4,597	209,531
Village Super Market, Inc., Class A	720	20,909
Weis Markets, Inc.	870	47,441
		1,109,441
Food Products - 0.7%
Alico, Inc.	280	8,792
B&G Foods, Inc.	5,962	167,830
Calavo Growers, Inc.	1,451	127,688
Cal-Maine Foods, Inc.*	2,606	125,218
Darling Ingredients, Inc.*	14,884	279,670
Dean Foods Co.	8,242	78,876
Farmer Brothers Co.*	786	22,951
Fresh Del Monte Produce, Inc.	2,937	131,901
Freshpet, Inc.*	2,254	51,391
Hostess Brands, Inc.*	7,254	98,872
J&J Snack Foods Corp.	1,366	193,453
John B Sanfilippo & Son, Inc.	776	52,628
Lancaster Colony Corp.	1,707	215,253
Landec Corp.*	2,434	34,319
Lifeway Foods, Inc.*	426	2,173
Limoneira Co.	1,094	26,497
Sanderson Farms, Inc.	1,827	178,827
Seneca Foods Corp., Class A*	629	17,046
Tootsie Roll Industries, Inc.	1,557	45,309
		1,858,694
Gas Utilities - 0.9%
Chesapeake Utilities Corp.	1,434	114,505
New Jersey Resources Corp.	7,900	350,760
Northwest Natural Gas Co.	2,578	154,164
ONE Gas, Inc.	4,738	355,587
RGC Resources, Inc.	607	16,055
South Jersey Industries, Inc.	7,240	239,789
Southwest Gas Holdings, Inc.	4,307	326,040
Spire, Inc.	4,280	304,950
WGL Holdings, Inc.	4,645	409,689
		2,271,539
Health Care Equipment & Supplies - 3.3%
Abaxis, Inc.	1,989	164,689
Accuray, Inc.*	7,582	33,361
Analogic Corp.	1,140	95,361
AngioDynamics, Inc.*	3,311	69,630
Anika Therapeutics, Inc.*	1,304	53,021
Antares Pharma, Inc.*	13,025	33,995
AtriCure, Inc.*	2,911	69,020
Atrion Corp.	123	72,570
AxoGen, Inc.*	2,550	125,205
Cantel Medical Corp.	3,296	359,561
Cardiovascular Systems, Inc.*	2,946	88,675
Cerus Corp.*	11,527	75,963
Conformis, Inc.*	5,040	7,006
CONMED Corp.	2,487	170,733
Corindus Vascular Robotics, Inc.*	9,236	6,928
CryoLife, Inc.*	2,913	80,253
Cutera, Inc.*	1,198	50,316
Endologix, Inc.*	7,454	41,817
FONAR Corp.*	559	14,925
GenMark Diagnostics, Inc.*	4,624	33,894
Glaukos Corp.*	2,595	98,013
Globus Medical, Inc., Class A*	6,396	355,298
Haemonetics Corp.*	4,881	440,998
Halyard Health, Inc.*	4,241	232,831
Heska Corp.*	597	63,843
ICU Medical, Inc.*	1,387	403,686
Inogen, Inc.*	1,562	285,362
Insulet Corp.*	5,269	494,180
Integer Holdings Corp.*	2,841	187,506

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Integra LifeSciences Holdings Corp.*	5,765	372,073
Invacare Corp.	2,947	48,625
iRhythm Technologies, Inc.*	1,291	98,155
K2M Group Holdings, Inc.*	3,737	88,530
Lantheus Holdings, Inc.*	2,766	38,724
LeMaitre Vascular, Inc.	1,378	46,962
LivaNova plc*	4,403	414,102
Masimo Corp.*	4,067	402,836
Meridian Bioscience, Inc.	3,773	55,840
Merit Medical Systems, Inc.*	4,412	226,336
Natus Medical, Inc.*	2,768	102,139
Neogen Corp.*	4,546	344,178
Nevro Corp.*	2,540	199,873
Novocure Ltd.*	5,306	166,874
NuVasive, Inc.*	4,600	235,796
NxStage Medical, Inc.*	5,888	162,744
Obalon Therapeutics, Inc.*	814	2,051
OraSure Technologies, Inc.*	5,131	87,278
Orthofix International NV*	1,578	86,238
OrthoPediatrics Corp.*	422	8,887
Oxford Immunotec Global plc*	2,298	33,137
Penumbra, Inc.*	2,658	427,672
Pulse Biosciences, Inc.*	825	13,027
Quidel Corp.*	2,576	161,515
Quotient Ltd.*	2,423	17,470
Restoration Robotics, Inc.*	329	1,059
Rockwell Medical, Inc.*	4,345	23,376
RTI Surgical, Inc.*	4,954	22,541
Sientra, Inc.*	1,316	23,767
STAAR Surgical Co.*	3,707	110,283
Surmodics, Inc.*	1,169	60,554
Tactile Systems Technology, Inc.*	1,176	58,365
Utah Medical Products, Inc.	311	32,546
Varex Imaging Corp.*	3,417	126,292
ViewRay, Inc.*	2,772	19,986
Viveve Medical, Inc.*	1,835	4,881
Wright Medical Group NV*	9,607	239,791
		8,773,143
Health Care Providers & Services - 1.7%
AAC Holdings, Inc.*	1,037	11,158
Aceto Corp.	2,712	7,160
Addus HomeCare Corp.*	677	38,758
Amedisys, Inc.*	2,584	197,288
American Renal Associates Holdings, Inc.*	878	12,678
AMN Healthcare Services, Inc.*	4,274	241,481
BioScrip, Inc.*	10,527	27,897
BioTelemetry, Inc.*	2,880	121,680
Capital Senior Living Corp.*	2,225	24,275
Chemed Corp.	1,428	465,528
Civitas Solutions, Inc.*	1,455	23,426
Community Health Systems, Inc.*	8,624	35,272
CorVel Corp.*	840	42,420
Cross Country Healthcare, Inc.*	3,210	39,130
Diplomat Pharmacy, Inc.*	4,403	103,647
Encompass Health Corp.	8,931	578,282
Ensign Group, Inc. (The)	4,431	162,219
Genesis Healthcare, Inc.*	4,113	8,637
HealthEquity, Inc.*	4,577	340,117
Kindred Healthcare, Inc.*	7,723	69,121
LHC Group, Inc.*	2,485	191,270
Magellan Health, Inc.*	2,187	200,001
Molina Healthcare, Inc.*	4,181	355,092
National HealthCare Corp.	1,016	67,462
National Research Corp.	871	30,006
Owens & Minor, Inc.	5,512	89,846
PetIQ, Inc.*	709	13,577
Providence Service Corp. (The)*	1,028	74,016
R1 RCM, Inc.*	9,092	72,100
RadNet, Inc.*	3,355	42,609
Select Medical Holdings Corp.*	9,736	176,222
Surgery Partners, Inc.*	1,712	27,820
Tenet Healthcare Corp.*	7,370	261,119
Tivity Health, Inc.*	3,347	117,312
Triple-S Management Corp., Class B*	2,069	75,829
US Physical Therapy, Inc.	1,095	102,218
		4,446,673
Health Care Technology - 0.7%
Allscripts Healthcare Solutions, Inc.*	16,469	208,333
Castlight Health, Inc., Class B*	5,802	20,887
Computer Programs & Systems, Inc.	1,033	33,624
Cotiviti Holdings, Inc.*	3,328	113,518
Evolent Health, Inc., Class A*	5,418	110,798
HealthStream, Inc.	2,336	65,058
HMS Holdings Corp.*	7,604	164,475
Inovalon Holdings, Inc., Class A*	5,808	60,403
Medidata Solutions, Inc.*	5,109	394,210
NantHealth, Inc.*	1,440	4,925
Omnicell, Inc.*	3,399	158,223
Quality Systems, Inc.*	4,807	84,603
Simulations Plus, Inc.	988	18,970
Tabula Rasa HealthCare, Inc.*	1,103	60,169
Teladoc, Inc.*	5,264	267,938
Vocera Communications, Inc.*	2,619	70,765
		1,836,899
Hotels, Restaurants & Leisure - 2.4%
Belmond Ltd., Class A*	8,111	96,926
Biglari Holdings, Inc., Class A*	7	7,490
BJ’s Restaurants, Inc.	1,826	102,256
Bloomin’ Brands, Inc.	8,214	174,301
Bluegreen Vacations Corp.	682	13,708
Bojangles’, Inc.*	1,590	23,532
Boyd Gaming Corp.	7,534	284,409
Brinker International, Inc.	4,219	184,497
Caesars Entertainment Corp.*	12,377	150,381
Carrols Restaurant Group, Inc.*	3,130	40,064
Century Casinos, Inc.*	2,302	19,544
Cheesecake Factory, Inc. (The)	3,882	201,126
Churchill Downs, Inc.	1,222	365,867
Chuy’s Holdings, Inc.*	1,502	44,234
Cracker Barrel Old Country Store, Inc.	1,746	273,616
Dave & Buster’s Entertainment, Inc.*	3,694	153,818
Del Frisco’s Restaurant Group, Inc.*	1,920	25,440
Del Taco Restaurants, Inc.*	2,990	36,000
Denny’s Corp.*	5,805	88,526
Dine Brands Global, Inc.	1,560	98,982
Drive Shack, Inc.*	5,635	36,797
El Pollo Loco Holdings, Inc.*	1,840	19,504
Eldorado Resorts, Inc.*	4,245	191,874
Empire Resorts, Inc.*	311	7,060
Fiesta Restaurant Group, Inc.*	2,338	58,099
Golden Entertainment, Inc.*	1,611	49,168
Habit Restaurants, Inc. (The), Class A*	1,830	16,104
ILG, Inc.	9,647	330,313
Inspired Entertainment, Inc.*	875	5,731
International Speedway Corp., Class A	2,195	91,531

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
J Alexander’s Holdings, Inc.*	1,168	14,016
Jack in the Box, Inc.	2,668	215,228
Lindblad Expeditions Holdings, Inc.*	1,820	21,840
Marriott Vacations Worldwide Corp.	1,939	233,145
Monarch Casino & Resort, Inc.*	991	44,139
Nathan’s Famous, Inc.	260	22,243
Noodles & Co.*	1,062	9,186
OBH, Inc.*	95	20,443
Papa John’s International, Inc.	2,358	121,083
Penn National Gaming, Inc.*	7,683	261,837
Pinnacle Entertainment, Inc.*	4,796	162,632
Planet Fitness, Inc., Class A*	7,844	310,858
PlayAGS, Inc.*	937	23,725
Potbelly Corp.*	2,076	27,611
RCI Hospitality Holdings, Inc.	822	26,263
Red Lion Hotels Corp.*	1,501	16,361
Red Robin Gourmet Burgers, Inc.*	1,167	58,758
Red Rock Resorts, Inc., Class A	6,255	215,422
Ruth’s Hospitality Group, Inc.	2,650	70,357
Scientific Games Corp.*	4,825	286,123
SeaWorld Entertainment, Inc.*	6,204	110,121
Shake Shack, Inc., Class A*	2,026	120,790
Sonic Corp.	3,378	82,018
Speedway Motorsports, Inc.	1,055	17,619
Texas Roadhouse, Inc.	6,070	376,158
Wingstop, Inc.	2,635	133,357
Zoe’s Kitchen, Inc.*	1,729	15,699
		6,207,930
Household Durables - 1.0%
AV Homes, Inc.*	1,103	20,240
Bassett Furniture Industries, Inc.	924	25,549
Beazer Homes USA, Inc.*	2,833	42,778
Cavco Industries, Inc.*	773	160,475
Century Communities, Inc.*	1,853	55,775
CSS Industries, Inc.	811	13,098
Ethan Allen Interiors, Inc.	2,254	52,856
Flexsteel Industries, Inc.	688	25,642
GoPro, Inc., Class A*	9,891	54,796
Green Brick Partners, Inc.*	2,154	25,417
Hamilton Beach Brands Holding Co., Class A	260	7,288
Helen of Troy Ltd.*	2,472	221,986
Hooker Furniture Corp.	1,045	38,978
Hovnanian Enterprises, Inc., Class A*	11,200	19,936
Installed Building Products, Inc.*	1,951	118,328
iRobot Corp.*	2,439	152,218
KB Home	7,707	203,002
La-Z-Boy, Inc.	4,244	132,413
LGI Homes, Inc.*	1,565	95,324
Libbey, Inc.	1,988	12,942
Lifetime Brands, Inc.	897	9,777
M/I Homes, Inc.*	2,399	66,644
MDC Holdings, Inc.	4,074	128,657
Meritage Homes Corp.*	3,490	157,923
New Home Co., Inc. (The)*	1,119	11,291
PICO Holdings, Inc.*	2,012	22,233
Taylor Morrison Home Corp., Class A*	10,076	216,634
TopBuild Corp.*	3,215	269,899
TRI Pointe Group, Inc.*	13,601	234,753
Universal Electronics, Inc.*	1,281	37,982
William Lyon Homes, Class A*	2,908	69,356
ZAGG, Inc.*	2,466	37,483
		2,741,673
Household Products - 0.2%
Central Garden & Pet Co.*	957	39,074
Central Garden & Pet Co., Class A*	3,200	121,632
HRG Group, Inc.*	10,781	136,703
Oil-Dri Corp. of America	453	17,626
Orchids Paper Products Co.*	825	3,284
WD-40 Co.	1,254	172,488
		490,807
Independent Power and Renewable Electricity Producers - 0.2%
Atlantic Power Corp.*	10,387	21,293
NRG Yield, Inc., Class A	3,161	55,223
NRG Yield, Inc., Class C	5,914	103,495
Ormat Technologies, Inc.	3,658	189,558
Pattern Energy Group, Inc., Class A	7,129	132,457
TerraForm Power, Inc., Class A	4,121	45,784
		547,810
Industrial Conglomerates - 0.0%(b)
Raven Industries, Inc.	3,277	123,871

Insurance - 1.8%
Ambac Financial Group, Inc.*	4,115	76,251
American Equity Investment Life Holding Co.	7,847	278,098
AMERISAFE, Inc.	1,730	103,194
AmTrust Financial Services, Inc.	7,731	103,286
Argo Group International Holdings Ltd.	2,972	180,549
Atlas Financial Holdings, Inc.*	956	10,277
Baldwin & Lyons, Inc., Class B	844	19,665
Blue Capital Reinsurance Holdings Ltd.	534	5,927
Citizens, Inc.*	4,221	31,278
CNO Financial Group, Inc.	15,117	302,642
Crawford & Co., Class B	1,086	8,645
Donegal Group, Inc., Class A	798	11,156
eHealth, Inc.*	1,427	30,409
EMC Insurance Group, Inc.	792	20,410
Employers Holdings, Inc.	2,882	114,127
Enstar Group Ltd.*	1,019	207,112
FBL Financial Group, Inc., Class A	896	70,426
Federated National Holding Co.	1,073	24,421
Genworth Financial, Inc., Class A*	45,586	156,816
Global Indemnity Ltd.	754	28,524
Greenlight Capital Re Ltd., Class A*	2,731	39,053
Hallmark Financial Services, Inc.*	1,208	11,911
HCI Group, Inc.	714	29,602
Health Insurance Innovations, Inc., Class A*	1,069	34,101
Heritage Insurance Holdings, Inc.	1,959	33,068
Horace Mann Educators Corp.	3,707	163,849
Independence Holding Co.	546	20,284
Infinity Property & Casualty Corp.	965	139,636
Investors Title Co.	131	24,235
James River Group Holdings Ltd.	2,314	87,770
Kemper Corp.	3,594	278,355
Kingstone Cos., Inc.	822	14,344
Kinsale Capital Group, Inc.	1,311	69,431
Maiden Holdings Ltd.	6,357	55,624
MBIA, Inc.*	8,059	65,923
National General Holdings Corp.	4,453	121,923
National Western Life Group, Inc., Class A	207	64,410
Navigators Group, Inc. (The)	1,869	109,897
NI Holdings, Inc.*	918	15,000
Primerica, Inc.	4,019	395,269
RLI Corp.	3,493	229,420

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Safety Insurance Group, Inc.	1,325	113,950
Selective Insurance Group, Inc.	5,216	296,530
State Auto Financial Corp.	1,441	44,700
Stewart Information Services Corp.	1,913	80,709
Third Point Reinsurance Ltd.*	8,337	111,299
Trupanion, Inc.*	2,057	65,351
United Fire Group, Inc.	1,922	103,096
United Insurance Holdings Corp.	1,869	38,670
Universal Insurance Holdings, Inc.	2,823	100,640
WMIH Corp.*	17,541	23,680
		4,764,943
Internet & Direct Marketing Retail - 0.3%
1-800-Flowers.com, Inc., Class A*	2,416	30,442
Duluth Holdings, Inc., Class B*	872	15,121
Fluent, Inc.*	2,012	5,634
FTD Cos., Inc.*	1,533	8,738
Gaia, Inc.*	792	15,048
Groupon, Inc.*	30,795	148,124
Lands’ End, Inc.*	1,204	23,779
Liberty TripAdvisor Holdings, Inc., Class A*	6,585	96,470
Nutrisystem, Inc.	2,694	100,486
Overstock.com, Inc.*	1,523	50,906
PetMed Express, Inc.	1,788	64,314
Shutterfly, Inc.*	2,951	277,807
		836,869
Internet Software & Services - 3.0%
2U, Inc.*	4,365	413,802
Alarm.com Holdings, Inc.*	1,876	83,351
Alteryx, Inc., Class A*	2,130	72,463
Amber Road, Inc.*	1,819	16,444
Appfolio, Inc., Class A*	853	50,498
Apptio, Inc., Class A*	2,110	69,693
Benefitfocus, Inc.*	1,441	48,346
Blucora, Inc.*	4,018	152,483
Box, Inc., Class A*	7,338	188,440
Brightcove, Inc.*	3,114	31,918
Carbonite, Inc.*	2,274	88,231
Cardlytics, Inc.*	495	10,108
Care.com, Inc.*	1,246	25,842
Cars.com, Inc.*	6,528	167,639
ChannelAdvisor Corp.*	2,320	34,336
Cimpress NV*	2,228	310,204
Cloudera, Inc.*	8,965	145,412
Cornerstone OnDemand, Inc.*	4,810	237,999
Coupa Software, Inc.*	2,929	156,350
DHI Group, Inc.*	4,397	10,113
Endurance International Group Holdings, Inc.*	5,162	46,200
Envestnet, Inc.*	3,946	208,743
Etsy, Inc.*	10,956	354,317
Five9, Inc.*	4,828	168,449
Gogo, Inc.*	5,167	26,507
GrubHub, Inc.*	7,788	834,952
GTT Communications, Inc.*	2,808	131,976
Hortonworks, Inc.*	4,685	83,299
Instructure, Inc.*	1,985	85,355
Internap Corp.*	1,836	19,902
j2 Global, Inc.	4,213	355,746
Leaf Group Ltd.*	1,288	12,622
Limelight Networks, Inc.*	8,311	40,724
Liquidity Services, Inc.*	2,357	13,317
LivePerson, Inc.*	5,005	96,847
Meet Group, Inc. (The)*	6,071	22,159
MINDBODY, Inc., Class A*	3,889	153,227
New Relic, Inc.*	2,772	281,607
NIC, Inc.	5,811	89,199
Nutanix, Inc., Class A*	9,948	531,721
Okta, Inc.*	1,766	99,267
Ominto, Inc.*	1,269	1,307
Q2 Holdings, Inc.*	2,889	165,106
QuinStreet, Inc.*	3,373	46,244
Quotient Technology, Inc.*	6,857	91,884
Reis, Inc.	821	17,734
SendGrid, Inc.*	772	20,489
Shutterstock, Inc.*	1,679	79,568
SPS Commerce, Inc.*	1,532	114,027
Stamps.com, Inc.*	1,483	371,936
TechTarget, Inc.*	1,776	47,668
Tintri, Inc.*	1,235	545
Trade Desk, Inc. (The), Class A*	2,203	188,423
TrueCar, Inc.*	6,375	62,539
Tucows, Inc., Class A*	823	51,561
Twilio, Inc., Class A*	5,637	304,229
Veritone, Inc.*	263	5,365
Web.com Group, Inc.*	3,479	68,014
XO Group, Inc.*	2,228	72,321
Yelp, Inc.*	7,244	310,405
Yext, Inc.*	2,155	33,165
		8,022,338
IT Services - 1.5%
Acxiom Corp.*	7,185	210,449
Blackhawk Network Holdings, Inc.*	4,961	223,245
CACI International, Inc., Class A*	2,213	368,797
Cardtronics plc, Class A*	4,133	106,053
Cass Information Systems, Inc.	1,088	67,641
Convergys Corp.	8,363	197,701
CSG Systems International, Inc.	3,024	125,133
EPAM Systems, Inc.*	4,517	556,404
Everi Holdings, Inc.*	5,882	44,056
EVERTEC, Inc.	5,482	119,508
ExlService Holdings, Inc.*	2,969	168,313
Hackett Group, Inc. (The)	2,123	34,180
Information Services Group, Inc.*	2,939	11,844
ManTech International Corp., Class A	2,334	125,826
MAXIMUS, Inc.	5,821	354,499
MoneyGram International, Inc.*	2,640	17,503
Perficient, Inc.*	3,111	81,228
Presidio, Inc.*	2,861	38,280
Science Applications International Corp.	3,883	343,451
ServiceSource International, Inc.*	6,986	29,271
StarTek, Inc.*	934	6,342
Sykes Enterprises, Inc.*	3,555	100,073
Syntel, Inc.*	2,996	94,374
Travelport Worldwide Ltd.	11,256	197,430
TTEC Holdings, Inc.	1,259	44,443
Unisys Corp.*	4,566	55,020
Virtusa Corp.*	2,450	118,948
		3,840,012
Leisure Products - 0.3%
Acushnet Holdings Corp.	2,860	68,383
American Outdoor Brands Corp.*	4,871	61,326
Callaway Golf Co.	8,476	160,536
Clarus Corp.*	1,864	13,700
Escalade, Inc.	961	13,838
Johnson Outdoors, Inc., Class A	439	33,311
Malibu Boats, Inc., Class A*	1,869	80,143
Marine Products Corp.	710	11,935
MCBC Holdings, Inc.*	1,666	49,130
Nautilus, Inc.*	2,739	40,948
Sturm Ruger & Co., Inc.	1,535	94,019

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Vista Outdoor, Inc.*	5,187	87,868
		715,137
Life Sciences Tools & Services - 0.4%
Accelerate Diagnostics, Inc.*	2,387	48,695
Cambrex Corp.*	2,943	133,318
Codexis, Inc.*	3,698	55,470
Enzo Biochem, Inc.*	3,987	25,916
Fluidigm Corp.*	3,516	19,584
Luminex Corp.	3,699	104,756
Medpace Holdings, Inc.*	853	35,962
NanoString Technologies, Inc.*	1,869	24,091
NeoGenomics, Inc.*	5,134	59,554
Pacific Biosciences of California, Inc.*	10,461	26,466
PRA Health Sciences, Inc.*	4,493	381,456
Quanterix Corp.*	450	8,280
Syneos Health, Inc.*	4,952	212,936
		1,136,484
Machinery - 2.7%
Actuant Corp., Class A	5,402	126,137
Alamo Group, Inc.	863	79,577
Albany International Corp., Class A	2,603	160,085
Altra Industrial Motion Corp.	2,598	107,427
American Railcar Industries, Inc.	659	26,802
Astec Industries, Inc.	1,933	113,100
Barnes Group, Inc.	4,555	270,658
Blue Bird Corp.*	1,063	19,931
Briggs & Stratton Corp.	3,782	69,778
Chart Industries, Inc.*	2,778	178,987
CIRCOR International, Inc.	1,497	72,051
Columbus McKinnon Corp.	1,995	82,653
Commercial Vehicle Group, Inc.*	2,280	18,080
DMC Global, Inc.	1,278	57,318
Douglas Dynamics, Inc.	2,000	92,100
Eastern Co. (The)	505	15,428
Energy Recovery, Inc.*	3,283	27,282
EnPro Industries, Inc.	1,921	141,501
ESCO Technologies, Inc.	2,311	129,647
Evoqua Water Technologies Corp.*	4,509	86,979
ExOne Co. (The)*	1,009	6,831
Federal Signal Corp.	5,351	127,835
Franklin Electric Co., Inc.	4,198	194,157
FreightCar America, Inc.	1,099	18,815
Gencor Industries, Inc.*	792	12,395
Global Brass & Copper Holdings, Inc.	1,969	61,827
Gorman-Rupp Co. (The)	1,600	53,392
Graham Corp.	869	22,168
Greenbrier Cos., Inc. (The)	2,507	124,598
Harsco Corp.*	7,289	178,581
Hillenbrand, Inc.	5,743	267,911
Hurco Cos., Inc.	560	26,852
Hyster-Yale Materials Handling, Inc.	934	62,298
John Bean Technologies Corp.	2,848	251,478
Kadant, Inc.	983	95,892
Kennametal, Inc.	7,372	274,460
LB Foster Co., Class A*	757	17,562
Lindsay Corp.	950	93,499
Lydall, Inc.*	1,511	63,311
Manitowoc Co., Inc. (The)*	2,888	70,727
Meritor, Inc.*	7,593	157,555
Milacron Holdings Corp.*	6,127	120,763
Miller Industries, Inc.	998	26,597
Mueller Industries, Inc.	5,163	155,923
Mueller Water Products, Inc., Class A	13,975	166,442
Navistar International Corp.*	4,510	168,854
NN, Inc.	2,455	53,028
Omega Flex, Inc.	265	18,428
Proto Labs, Inc.*	2,252	271,591
RBC Bearings, Inc.*	2,119	266,379
REV Group, Inc.	2,765	46,894
Rexnord Corp.*	9,441	275,488
Spartan Motors, Inc.	3,097	48,004
SPX Corp.*	3,862	132,312
SPX FLOW, Inc.*	3,757	163,692
Standex International Corp.	1,143	114,014
Sun Hydraulics Corp.	2,494	124,101
Tennant Co.	1,600	126,080
Titan International, Inc.	4,517	52,442
TriMas Corp.*	4,128	118,061
Twin Disc, Inc.*	772	21,400
Wabash National Corp.	5,296	105,973
Watts Water Technologies, Inc., Class A	2,524	194,222
Woodward, Inc.	4,829	365,893
		7,194,246
Marine - 0.1%
Costamare, Inc.	4,603	33,556
Eagle Bulk Shipping, Inc.*	3,484	20,103
Genco Shipping & Trading Ltd.*	700	12,831
Matson, Inc.	3,822	130,865
Navios Maritime Holdings, Inc.*	8,306	6,756
Safe Bulkers, Inc.*	4,463	15,933
Scorpio Bulkers, Inc.	5,456	40,101
		260,145
Media - 0.9%
AMC Entertainment Holdings, Inc., Class A	4,829	71,469
Beasley Broadcast Group, Inc., Class A	443	5,006
Central European Media Enterprises Ltd., Class A*	7,471	28,390
Clear Channel Outdoor Holdings, Inc., Class A	3,336	14,512
Daily Journal Corp.*	102	23,052
Emerald Expositions Events, Inc.	1,644	33,620
Entercom Communications Corp., Class A	11,494	78,734
Entravision Communications Corp., Class A	6,005	24,020
Eros International plc*	2,780	37,530
EW Scripps Co. (The), Class A	5,244	65,497
Gannett Co., Inc.	10,192	107,729
Global Eagle Entertainment, Inc.*	4,577	10,344
Gray Television, Inc.*	7,289	80,179
Hemisphere Media Group, Inc.*	1,315	15,977
IMAX Corp.*	5,083	106,235
Liberty Media Corp.-Liberty Braves, Class C*	3,110	77,688
Liberty Media Corp-Liberty Braves, Class A*	902	22,514
Loral Space & Communications, Inc.*	1,166	44,774
Marcus Corp. (The)	1,696	53,509
MDC Partners, Inc., Class A*	5,162	21,422
Meredith Corp.	3,589	180,706
MSG Networks, Inc., Class A*	5,429	104,780
National CineMedia, Inc.	5,611	41,577
New Media Investment Group, Inc.	4,637	77,438
New York Times Co. (The), Class A	11,383	258,963
Nexstar Media Group, Inc., Class A	3,976	263,609

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Reading International, Inc., Class A*	1,503	23,507
Saga Communications, Inc., Class A	342	13,252
Salem Media Group, Inc.	1,052	3,998
Scholastic Corp.	2,565	115,399
Sinclair Broadcast Group, Inc., Class A	6,472	177,333
Townsquare Media, Inc., Class A	796	4,959
tronc, Inc.*	1,818	29,161
WideOpenWest, Inc.*	2,469	21,851
World Wrestling Entertainment, Inc., Class A	3,829	221,661
		2,460,395
Metals & Mining - 1.0%
AK Steel Holding Corp.*	28,602	129,281
Allegheny Technologies, Inc.*	11,393	324,928
Ampco-Pittsburgh Corp.*	786	8,567
Carpenter Technology Corp.	4,202	251,868
Century Aluminum Co.*	4,522	80,130
Cleveland-Cliffs, Inc.*	27,016	228,555
Coeur Mining, Inc.*	16,800	135,408
Commercial Metals Co.	10,482	247,795
Compass Minerals International, Inc.	3,075	201,105
Gold Resource Corp.	4,755	29,671
Haynes International, Inc.	1,124	47,860
Hecla Mining Co.	35,735	134,364
Kaiser Aluminum Corp.	1,501	165,500
Klondex Mines Ltd.*	16,150	38,922
Materion Corp.	1,809	98,681
Olympic Steel, Inc.	831	19,221
Ramaco Resources, Inc.*	556	4,492
Ryerson Holding Corp.*	1,448	17,883
Schnitzer Steel Industries, Inc., Class A	2,396	74,635
SunCoke Energy, Inc.*	5,842	79,101
TimkenSteel Corp.*	3,594	63,003
Warrior Met Coal, Inc.	2,996	81,401
Worthington Industries, Inc.	3,946	189,211
		2,651,582
Mortgage Real Estate Investment Trusts (REITs) - 0.6%
AG Mortgage Investment Trust, Inc.	2,541	47,974
Anworth Mortgage Asset Corp.	8,818	44,707
Apollo Commercial Real Estate Finance, Inc.	9,747	181,197
Ares Commercial Real Estate Corp.	2,428	33,555
ARMOUR Residential REIT, Inc.	3,773	87,420
Capstead Mortgage Corp.	8,648	79,129
Cherry Hill Mortgage Investment Corp.	1,063	19,113
CYS Investments, Inc.	14,032	102,714
Dynex Capital, Inc.	4,735	30,683
Ellington Residential Mortgage REIT	827	9,560
Exantas Capital Corp.	2,737	27,616
Granite Point Mortgage Trust, Inc.	3,911	71,532
Great Ajax Corp.	1,424	18,811
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,597	84,309
Invesco Mortgage Capital, Inc.	10,193	165,432
KKR Real Estate Finance Trust, Inc.	1,401	28,510
Ladder Capital Corp.	7,150	110,968
MTGE Investment Corp.	4,146	82,713
New York Mortgage Trust, Inc.	10,105	62,247
Orchid Island Capital, Inc.	4,597	33,880
Owens Realty Mortgage, Inc.	886	14,894
PennyMac Mortgage Investment Trust	5,502	102,998
Redwood Trust, Inc.	6,948	113,669
Sutherland Asset Management Corp.	1,596	24,898
TPG RE Finance Trust, Inc.	1,877	38,328
Western Asset Mortgage Capital Corp.	3,705	39,162
		1,656,019
Multiline Retail - 0.2%
Big Lots, Inc.	3,865	158,117
Dillard’s, Inc., Class A	1,233	100,403
Fred’s, Inc., Class A	3,260	4,597
JC Penney Co., Inc.*	28,125	68,062
Ollie’s Bargain Outlet Holdings, Inc.*	4,318	305,283
Sears Holdings Corp.*	1,080	3,035
		639,497
Multi-Utilities - 0.3%
Avista Corp.	5,839	306,197
Black Hills Corp.	4,852	282,192
NorthWestern Corp.	4,506	245,487
Unitil Corp.	1,324	63,910
		897,786
Oil, Gas & Consumable Fuels - 2.0%
Abraxas Petroleum Corp.*	13,904	37,541
Adams Resources & Energy, Inc.	199	8,790
Approach Resources, Inc.*	3,901	11,742
Arch Coal, Inc., Class A	1,743	143,205
Ardmore Shipping Corp.*	2,925	23,692
Bonanza Creek Energy, Inc.*	1,839	67,638
California Resources Corp.*	3,865	142,000
Callon Petroleum Co.*	18,277	216,400
Carrizo Oil & Gas, Inc.*	7,014	177,174
Clean Energy Fuels Corp.*	12,374	39,102
Cloud Peak Energy, Inc.*	6,701	24,258
Contango Oil & Gas Co.*	2,143	9,643
CVR Energy, Inc.	1,432	54,029
Delek US Energy, Inc.*	7,252	404,517
Denbury Resources, Inc.*	36,043	153,183
DHT Holdings, Inc.	7,747	32,073
Dorian LPG Ltd.*	2,037	16,459
Earthstone Energy, Inc., Class A*	1,668	14,745
Eclipse Resources Corp.*	7,920	12,830
Energy XXI Gulf Coast, Inc.*	2,682	20,169
EP Energy Corp., Class A*	3,489	10,118
Evolution Petroleum Corp.	2,298	21,831
Frontline Ltd.	6,978	40,054
GasLog Ltd.	3,705	66,690
Gastar Exploration, Inc.*	16,348	10,790
Gener8 Maritime, Inc.*	4,276	28,564
Golar LNG Ltd.	8,715	226,416
Green Plains, Inc.	3,530	75,365
Halcon Resources Corp.*	12,470	60,355
Hallador Energy Co.	1,472	11,025
HighPoint Resources Corp.*	9,007	64,310
International Seaways, Inc.*	2,665	55,698
Isramco, Inc.*	64	7,194
Jagged Peak Energy, Inc.*	5,197	62,624
Jones Energy, Inc., Class A*	4,591	2,432
Lilis Energy, Inc.*	3,877	23,029
Matador Resources Co.*	8,810	247,297
Midstates Petroleum Co., Inc.*	1,014	13,364
NACCO Industries, Inc., Class A	370	14,189
Navios Maritime Acquisition Corp.	7,474	5,647

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Nordic American Tankers Ltd.	12,618	29,905
Oasis Petroleum, Inc.*	24,212	315,482
Overseas Shipholding Group, Inc., Class A*	4,104	14,939
Pacific Ethanol, Inc.*	3,912	13,105
Panhandle Oil and Gas, Inc., Class A	1,426	29,732
Par Pacific Holdings, Inc.*	2,881	51,311
PDC Energy, Inc.*	5,991	362,396
Peabody Energy Corp.	6,047	261,654
Penn Virginia Corp.*	1,291	89,027
Renewable Energy Group, Inc.*	3,448	61,547
Resolute Energy Corp.*	1,970	70,250
REX American Resources Corp.*	529	40,215
Ring Energy, Inc.*	4,530	62,559
Rosehill Resources, Inc.*	226	1,722
Sanchez Energy Corp.*	6,574	25,902
SandRidge Energy, Inc.*	3,165	46,019
Scorpio Tankers, Inc.	24,427	70,838
SemGroup Corp., Class A	6,020	152,306
Ship Finance International Ltd.	5,424	77,292
SilverBow Resources, Inc.*	630	18,119
SRC Energy, Inc.*	21,887	283,218
Talos Energy, Inc.*	1,769	56,820
Teekay Corp.	5,696	45,454
Teekay Tankers Ltd., Class A	18,439	20,467
Tellurian, Inc.*	5,558	62,194
Ultra Petroleum Corp.*	17,690	31,488
Uranium Energy Corp.*	12,371	18,556
W&T Offshore, Inc.*	8,504	58,252
WildHorse Resource Development Corp.*	4,411	118,479
		5,145,430
Paper & Forest Products - 0.5%
Boise Cascade Co.	3,503	167,093
Clearwater Paper Corp.*	1,470	35,354
KapStone Paper and Packaging Corp.	7,883	271,175
Louisiana-Pacific Corp.	13,190	384,884
Neenah, Inc.	1,507	122,293
PH Glatfelter Co.	3,935	68,823
Schweitzer-Mauduit International, Inc.	2,762	121,004
Verso Corp., Class A*	3,114	62,996
		1,233,622
Personal Products - 0.2%
elf Beauty, Inc.*	1,897	35,758
Inter Parfums, Inc.	1,566	83,468
Medifast, Inc.	960	140,630
Natural Health Trends Corp.	665	14,657
Nature’s Sunshine Products, Inc.*	976	8,833
Revlon, Inc., Class A*	1,069	18,440
USANA Health Sciences, Inc.*	1,031	120,627
		422,413
Pharmaceuticals - 1.8%
Aclaris Therapeutics, Inc.*	2,105	38,037
Aerie Pharmaceuticals, Inc.*	3,085	158,260
Akcea Therapeutics, Inc.*	1,360	32,966
Amneal Pharmaceuticals, Inc.*	6,650	131,271
Amphastar Pharmaceuticals, Inc.*	3,290	51,982
ANI Pharmaceuticals, Inc.*	726	45,949
Aratana Therapeutics, Inc.*	3,753	19,140
Assembly Biosciences, Inc.*	1,477	62,462
Catalent, Inc.*	12,124	475,988
Clearside Biomedical, Inc.*	1,875	18,487
Collegium Pharmaceutical, Inc.*	2,269	51,325
Corcept Therapeutics, Inc.*	8,259	152,792
Corium International, Inc.*	1,841	15,722
Depomed, Inc.*	5,229	32,524
Dermira, Inc.*	3,454	29,981
Dova Pharmaceuticals, Inc.*	566	12,446
Durect Corp.*	13,002	24,964
Evolus, Inc.*	457	11,196
Horizon Pharma plc*	14,799	241,224
Innoviva, Inc.*	6,797	100,528
Intersect ENT, Inc.*	2,413	102,914
Intra-Cellular Therapies, Inc.*	3,848	89,581
Kala Pharmaceuticals, Inc.*	1,291	19,675
Lannett Co., Inc.*	2,582	42,732
Medicines Co. (The)*	6,317	213,894
Melinta Therapeutics, Inc.*	1,373	8,993
Menlo Therapeutics, Inc.*	585	4,896
MyoKardia, Inc.*	1,778	84,633
Nektar Therapeutics*	13,636	1,094,562
Neos Therapeutics, Inc.*	2,247	15,167
Ocular Therapeutix, Inc.*	2,612	17,683
Odonate Therapeutics, Inc.*	611	14,658
Omeros Corp.*	4,125	84,233
Optinose, Inc.*	493	11,374
Otonomy, Inc.*	2,554	11,238
Pacira Pharmaceuticals, Inc.*	3,603	123,403
Paratek Pharmaceuticals, Inc.*	2,418	25,268
Phibro Animal Health Corp., Class A	1,788	80,818
Prestige Brands Holdings, Inc.*	4,832	161,534
Reata Pharmaceuticals, Inc., Class A*	1,029	36,519
resTORbio, Inc.*	598	5,854
Revance Therapeutics, Inc.*	2,440	68,076
scPharmaceuticals, Inc.*	666	6,620
Sienna Biopharmaceuticals, Inc.*	1,371	20,551
Supernus Pharmaceuticals, Inc.*	4,377	246,644
Teligent, Inc.*	3,726	10,396
Tetraphase Pharmaceuticals, Inc.*	4,661	17,386
TherapeuticsMD, Inc.*	15,013	88,727
Theravance Biopharma, Inc.*	3,836	93,368
WaVe Life Sciences Ltd.*	1,075	50,041
Zogenix, Inc.*	3,101	131,948
Zynerba Pharmaceuticals, Inc.*	1,058	11,289
		4,701,919
Professional Services - 1.1%
Acacia Research Corp.*	4,485	17,267
ASGN, Inc.*	4,534	349,118
Barrett Business Services, Inc.	643	55,439
BG Staffing, Inc.	626	11,562
CBIZ, Inc.*	4,634	95,692
CRA International, Inc.	715	38,682
Exponent, Inc.	2,325	228,547
Forrester Research, Inc.	926	39,123
Franklin Covey Co.*	879	24,656
FTI Consulting, Inc.*	3,431	212,688
GP Strategies Corp.*	1,140	21,945
Heidrick & Struggles International, Inc.	1,663	62,861
Hill International, Inc.*	3,093	17,166
Huron Consulting Group, Inc.*	1,988	80,514
ICF International, Inc.	1,623	114,665
Insperity, Inc.	3,283	302,036
Kelly Services, Inc., Class A	2,768	62,031
Kforce, Inc.	2,101	70,699
Korn/Ferry International	4,767	260,660
Mistras Group, Inc.*	1,566	30,146
Navigant Consulting, Inc.*	4,156	101,240
Red Violet, Inc.*	268	1,943
Resources Connection, Inc.	2,748	45,754

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
RPX Corp.	4,165	43,524
TriNet Group, Inc.*	3,751	201,204
TrueBlue, Inc.*	3,702	95,512
WageWorks, Inc.*	3,605	171,057
Willdan Group, Inc.*	700	19,950
		2,775,681
Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions SA*	987	28,998
Consolidated-Tomoka Land Co.	352	21,145
Forestar Group, Inc.*	952	22,277
FRP Holdings, Inc.*	596	33,853
Griffin Industrial Realty, Inc.	61	2,522
HFF, Inc., Class A	3,331	112,321
Kennedy-Wilson Holdings, Inc.	10,976	223,910
Marcus & Millichap, Inc.*	1,451	54,354
Maui Land & Pineapple Co., Inc.*	609	7,369
Newmark Group, Inc., Class A	2,104	28,257
Rafael Holdings, Inc., Class B*	786	7,192
RE/MAX Holdings, Inc., Class A	1,614	84,089
Redfin Corp.*	5,278	116,644
RMR Group, Inc. (The), Class A	638	48,233
St Joe Co. (The)*	4,024	71,627
Stratus Properties, Inc.*	535	16,745
Tejon Ranch Co.*	1,670	41,082
Transcontinental Realty Investors, Inc.*	153	5,357
Trinity Place Holdings, Inc.*	1,646	11,489
		937,464
Road & Rail - 0.6%
ArcBest Corp.	2,348	111,413
Avis Budget Group, Inc.*	6,564	255,930
Covenant Transportation Group, Inc., Class A*	1,075	32,336
Daseke, Inc.*	2,984	28,408
Heartland Express, Inc.	4,288	80,100
Hertz Global Holdings, Inc.*	4,962	74,876
Knight-Swift Transportation Holdings, Inc.	11,378	462,857
Marten Transport Ltd.	3,535	80,598
Roadrunner Transportation Systems, Inc.*	2,770	5,014
Saia, Inc.*	2,298	189,355
Schneider National, Inc., Class B	3,790	111,729
Universal Logistics Holdings, Inc.	759	18,899
Werner Enterprises, Inc.	4,322	169,422
YRC Worldwide, Inc.*	2,994	32,096
		1,653,033
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Energy Industries, Inc.*	3,601	235,973
Alpha & Omega Semiconductor Ltd.*	1,815	28,187
Ambarella, Inc.*	2,941	143,697
Amkor Technology, Inc.*	9,235	84,038
Aquantia Corp.*	649	7,762
Axcelis Technologies, Inc.*	2,776	58,990
AXT, Inc.*	3,373	24,454
Brooks Automation, Inc.	6,307	206,113
Cabot Microelectronics Corp.	2,287	258,820
CEVA, Inc.*	1,983	66,827
Cirrus Logic, Inc.*	5,767	216,147
Cohu, Inc.	2,522	60,578
Cree, Inc.*	8,855	412,820
CyberOptics Corp.*	622	10,667
Diodes, Inc.*	3,535	121,038
DSP Group, Inc.*	1,982	25,370
Entegris, Inc.	12,881	452,123
FormFactor, Inc.*	6,527	88,441
GSI Technology, Inc.*	1,348	10,272
Ichor Holdings Ltd.*	1,692	42,097
Impinj, Inc.*	1,652	29,571
Inphi Corp.*	3,810	128,702
Integrated Device Technology, Inc.*	12,151	403,899
Kopin Corp.*	5,582	19,704
Lattice Semiconductor Corp.*	11,129	63,992
MACOM Technology Solutions Holdings, Inc.*	3,678	82,939
MaxLinear, Inc.*	5,582	102,430
MKS Instruments, Inc.	4,886	548,209
Monolithic Power Systems, Inc.	3,622	477,416
Nanometrics, Inc.*	2,210	92,754
NeoPhotonics Corp.*	2,988	19,482
NVE Corp.	432	47,758
PDF Solutions, Inc.*	2,530	31,979
Photronics, Inc.*	6,063	52,748
Pixelworks, Inc.*	2,585	10,728
Power Integrations, Inc.	2,601	195,465
Rambus, Inc.*	9,830	132,312
Rudolph Technologies, Inc.*	2,831	94,838
Semtech Corp.*	5,942	287,593
Sigma Designs, Inc.*	3,455	21,421
Silicon Laboratories, Inc.*	3,806	401,914
SMART Global Holdings, Inc.*	867	38,607
SunPower Corp.*	5,417	45,449
Synaptics, Inc.*	3,125	131,375
Ultra Clean Holdings, Inc.*	3,429	60,419
Veeco Instruments, Inc.*	4,275	72,889
Xcerra Corp.*	4,910	67,611
Xperi Corp.	4,436	87,611
		6,304,229
Software - 3.0%
8x8, Inc.*	8,111	151,676
A10 Networks, Inc.*	4,535	29,160
ACI Worldwide, Inc.*	10,567	255,193
Agilysys, Inc.*	1,390	19,766
American Software, Inc., Class A	2,484	32,714
Aspen Technology, Inc.*	6,633	618,594
Blackbaud, Inc.	4,323	421,363
Blackline, Inc.*	2,565	106,755
Bottomline Technologies de, Inc.*	3,606	171,501
CommVault Systems, Inc.*	3,521	240,660
Digimarc Corp.*	933	27,290
Ebix, Inc.	2,177	162,404
Ellie Mae, Inc.*	3,071	326,417
Everbridge, Inc.*	1,554	71,593
Fair Isaac Corp.*	2,703	497,433
ForeScout Technologies, Inc.*	496	14,920
Glu Mobile, Inc.*	9,572	53,986
HubSpot, Inc.*	3,159	382,871
Imperva, Inc.*	3,086	149,671
Majesco*	503	2,867
MicroStrategy, Inc., Class A*	864	111,948
Mitek Systems, Inc.*	2,925	25,301
MobileIron, Inc.*	5,180	22,274
Model N, Inc.*	2,153	38,431
Monotype Imaging Holdings, Inc.	3,769	81,410
Park City Group, Inc.*	1,199	8,813
Paycom Software, Inc.*	4,470	471,451
Paylocity Holding Corp.*	2,401	143,460
Pegasystems, Inc.	3,322	205,466
Progress Software Corp.	4,164	157,732
Proofpoint, Inc.*	3,959	462,767
PROS Holdings, Inc.*	2,418	85,452
QAD, Inc., Class A	904	46,872
Qualys, Inc.*	2,917	224,463

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Rapid7, Inc.*	2,500	79,175
RealNetworks, Inc.*	2,203	7,821
RealPage, Inc.*	5,329	313,079
RingCentral, Inc., Class A*	5,899	446,849
Rosetta Stone, Inc.*	1,539	24,963
Rubicon Project, Inc. (The)*	4,023	9,454
SailPoint Technologies Holding, Inc.*	1,862	48,580
SecureWorks Corp., Class A*	752	7,813
Telenav, Inc.*	2,607	13,947
TiVo Corp.	10,869	156,514
Upland Software, Inc.*	734	26,263
Varonis Systems, Inc.*	1,790	138,993
VASCO Data Security International, Inc.*	2,746	59,451
Verint Systems, Inc.*	5,764	243,241
VirnetX Holding Corp.*	4,657	14,902
Workiva, Inc.*	2,314	60,164
Zendesk, Inc.*	9,039	505,190
Zix Corp.*	4,933	26,688
		8,005,761
Specialty Retail - 1.7%
Aaron’s, Inc.	5,748	228,655
Abercrombie & Fitch Co., Class A	6,195	147,751
American Eagle Outfitters, Inc.	14,710	326,562
America’s Car-Mart, Inc.*	623	38,875
Asbury Automotive Group, Inc.*	1,679	116,774
Ascena Retail Group, Inc.*	15,641	50,990
At Home Group, Inc.*	986	34,126
Barnes & Noble Education, Inc.*	3,500	22,190
Barnes & Noble, Inc.	5,394	31,555
Big 5 Sporting Goods Corp.	1,840	15,088
Boot Barn Holdings, Inc.*	1,779	42,127
Buckle, Inc. (The)	2,608	65,852
Build-A-Bear Workshop, Inc.*	1,232	9,856
Caleres, Inc.	3,815	135,280
Camping World Holdings, Inc., Class A	2,878	54,682
Carvana Co.*	2,246	64,797
Cato Corp. (The), Class A	2,062	47,075
Chico’s FAS, Inc.	11,508	97,358
Children’s Place, Inc. (The)	1,562	201,108
Citi Trends, Inc.	1,206	36,192
Conn’s, Inc.*	1,707	39,517
Container Store Group, Inc. (The)*	1,450	11,107
DSW, Inc., Class A	5,958	142,277
Express, Inc.*	6,994	59,519
Finish Line, Inc. (The), Class A	3,605	49,064
Five Below, Inc.*	4,900	346,479
Francesca’s Holdings Corp.*	3,300	19,503
Genesco, Inc.*	1,765	77,131
GNC Holdings, Inc., Class A*	6,147	19,670
Group 1 Automotive, Inc.	1,801	126,538
Guess?, Inc.	5,430	106,428
Haverty Furniture Cos., Inc.	1,705	34,100
Hibbett Sports, Inc.*	1,732	45,811
Hudson Ltd., Class A*	3,608	63,212
J. Jill, Inc.*	1,299	10,184
Kirkland’s, Inc.*	1,389	17,821
Lithia Motors, Inc., Class A	2,137	208,892
Lumber Liquidators Holdings, Inc.*	2,551	53,979
MarineMax, Inc.*	1,922	45,071
Monro, Inc.	2,877	161,400
National Vision Holdings, Inc.*	2,763	100,573
Office Depot, Inc.	46,433	109,582
Party City Holdco, Inc.*	3,171	46,614
Pier 1 Imports, Inc.	7,251	17,257
Rent-A-Center, Inc.	3,880	36,821
Restoration Hardware Holdings, Inc.*	1,823	178,162
Shoe Carnival, Inc.	1,042	33,547
Sleep Number Corp.*	3,557	99,489
Sonic Automotive, Inc., Class A	2,285	48,671
Sportsman’s Warehouse Holdings, Inc.*	3,279	16,985
Tailored Brands, Inc.	4,454	146,136
Tile Shop Holdings, Inc.	3,646	26,251
Tilly’s, Inc., Class A	1,191	16,388
Vitamin Shoppe, Inc.*	1,935	9,869
Winmark Corp.	200	28,640
Zumiez, Inc.*	1,669	40,473
		4,360,054
Technology Hardware, Storage & Peripherals - 0.4%
3D Systems Corp.*	9,906	122,438
Avid Technology, Inc.*	3,031	15,458
CPI Card Group, Inc.	371	987
Cray, Inc.*	3,637	90,561
Diebold Nixdorf, Inc.	6,853	78,810
Eastman Kodak Co.*	1,496	7,630
Electronics For Imaging, Inc.*	4,129	138,032
Immersion Corp.*	2,640	40,049
Intevac, Inc.*	1,816	8,535
Pure Storage, Inc., Class A*	8,796	188,762
Quantum Corp.*	2,580	7,792
Stratasys Ltd.*	4,580	85,188
Super Micro Computer, Inc.*	3,534	85,169
USA Technologies, Inc.*	4,397	59,140
		928,551
Textiles, Apparel & Luxury Goods - 0.7%
Columbia Sportswear Co.	2,647	230,580
Crocs, Inc.*	6,309	112,553
Culp, Inc.	992	30,802
Deckers Outdoor Corp.*	2,867	324,430
Delta Apparel, Inc.*	599	11,285
Fossil Group, Inc.*	4,016	87,870
G-III Apparel Group Ltd.*	3,925	164,457
Iconix Brand Group, Inc.*	4,537	2,904
Movado Group, Inc.	1,377	67,611
Oxford Industries, Inc.	1,493	123,202
Perry Ellis International, Inc.*	1,162	31,955
Sequential Brands Group, Inc.*	3,602	7,420
Steven Madden Ltd.	5,359	283,223
Superior Group of Cos., Inc.	771	18,234
Unifi, Inc.*	1,394	43,925
Vera Bradley, Inc.*	1,780	20,737
Wolverine World Wide, Inc.	8,449	283,295
		1,844,483
Thrifts & Mortgage Finance - 1.6%
BankFinancial Corp.	1,278	22,761
Beneficial Bancorp, Inc.	6,165	100,798
BofI Holding, Inc.*	5,360	220,886
Capitol Federal Financial, Inc.	11,647	153,042
Charter Financial Corp.	1,116	27,375
Dime Community Bancshares, Inc.	2,872	58,445
Entegra Financial Corp.*	609	17,356
ESSA Bancorp, Inc.	808	12,831
Essent Group Ltd.*	7,376	252,997
Federal Agricultural Mortgage Corp., Class C	798	74,621
First Defiance Financial Corp.	899	56,196
Flagstar Bancorp, Inc.*	1,933	67,249
Greene County Bancorp, Inc.	274	8,261
Hingham Institution for Savings	116	24,854
Home Bancorp, Inc.	596	26,236
HomeStreet, Inc.*	2,446	65,553

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Impac Mortgage Holdings, Inc.*	878	7,472
Kearny Financial Corp.	9,146	132,160
LendingTree, Inc.*	575	148,867
Luther Burbank Corp.	1,276	15,631
Malvern Bancorp, Inc.*	584	15,418
Merchants Bancorp	659	16,811
Meridian Bancorp, Inc.	4,343	84,906
Meta Financial Group, Inc.	840	95,046
MGIC Investment Corp.*	33,577	348,865
Nationstar Mortgage Holdings, Inc.*	2,651	47,506
NMI Holdings, Inc., Class A*	5,167	86,031
Northfield Bancorp, Inc.	3,903	63,775
Northwest Bancshares, Inc.	8,579	147,902
OceanFirst Financial Corp.	3,626	106,314
Oconee Federal Financial Corp.	112	3,276
Ocwen Financial Corp.*	9,773	42,708
Oritani Financial Corp.	3,587	57,033
PCSB Financial Corp.	1,642	33,562
PennyMac Financial Services, Inc., Class A*	1,441	28,964
PHH Corp.*	2,907	31,396
Provident Bancorp, Inc.*	397	9,369
Provident Financial Holdings, Inc.	500	9,175
Provident Financial Services, Inc.	5,590	156,185
Prudential Bancorp, Inc.	734	12,764
Radian Group, Inc.	19,652	312,467
Riverview Bancorp, Inc.	1,938	16,958
SI Financial Group, Inc.	1,016	15,291
Southern Missouri Bancorp, Inc.	613	22,411
Sterling Bancorp, Inc.	1,580	21,520
Territorial Bancorp, Inc.	702	21,467
Timberland Bancorp, Inc.	563	18,376
TrustCo Bank Corp.	8,377	72,880
United Community Financial Corp.	4,438	46,421
United Financial Bancorp, Inc.	4,587	79,906
Walker & Dunlop, Inc.	2,518	141,310
Washington Federal, Inc.	7,795	252,948
Waterstone Financial, Inc.	2,315	40,165
Western New England Bancorp, Inc.	2,506	27,190
WSFS Financial Corp.	2,741	143,491
		4,123,398
Tobacco - 0.1%
Turning Point Brands, Inc.	465	12,593
Universal Corp.	2,247	148,639
Vector Group Ltd.	8,898	172,621
		333,853
Trading Companies & Distributors - 1.0%
Aircastle Ltd.	4,313	92,126
Applied Industrial Technologies, Inc.	3,472	242,172
Beacon Roofing Supply, Inc.*	6,181	258,984
BMC Stock Holdings, Inc.*	5,934	120,757
CAI International, Inc.*	1,486	35,679
DXP Enterprises, Inc.*	1,431	55,838
EnviroStar, Inc.	330	12,705
Foundation Building Materials, Inc.*	1,344	20,630
GATX Corp.	3,469	249,421
GMS, Inc.*	2,945	88,203
H&E Equipment Services, Inc.	2,858	98,801
Herc Holdings, Inc.*	2,199	120,175
Huttig Building Products, Inc.*	2,158	12,193
Kaman Corp.	2,504	177,208
Lawson Products, Inc.*	585	14,069
MRC Global, Inc.*	8,104	167,348
Nexeo Solutions, Inc.*	2,381	23,048
NOW, Inc.*	9,703	136,424
Rush Enterprises, Inc., Class A*	2,763	118,892
Rush Enterprises, Inc., Class B*	462	19,570
SiteOne Landscape Supply, Inc.*	3,078	232,851
Textainer Group Holdings Ltd.*	2,458	41,663
Titan Machinery, Inc.*	1,705	30,843
Triton International Ltd.	4,265	148,465
Veritiv Corp.*	1,040	34,580
Willis Lease Finance Corp.*	314	10,013
		2,562,658
Transportation Infrastructure - 0.0%(b)
Wesco Aircraft Holdings, Inc.*	5,052	58,098

Water Utilities - 0.3%
American States Water Co.	3,291	185,217
AquaVenture Holdings Ltd.*	1,049	15,284
Artesian Resources Corp., Class A	713	27,807
Cadiz, Inc.*	1,939	25,110
California Water Service Group	4,355	175,289
Connecticut Water Service, Inc.	1,075	69,359
Consolidated Water Co. Ltd.	1,325	17,424
Global Water Resources, Inc.	923	8,436
Middlesex Water Co.	1,441	64,038
Pure Cycle Corp.*	1,550	14,493
SJW Group	1,485	93,748
York Water Co. (The)	1,164	38,121
		734,326
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	3,447	74,145
Shenandoah Telecommunications Co.	4,213	134,395
Spok Holdings, Inc.	1,801	27,735
		236,275
TOTAL COMMON STOCKS (Cost $199,677,673)		201,607,661

	Number of Rights

RIGHTS - 0.0%(b)

Biotechnology - 0.0%(b)
Dyax Corp., CVR*(c)(d)	11,283	12,524
Tobira Therapeutics, Inc., CVR*(c)(d)	756	—
		12,524
Pharmaceuticals - 0.0%
ANI Pharmaceuticals, Inc., CVR *(c)(d)	2	—
Omthera Pharmaceuticals, Inc., CVR*(c)(d)	3,327	—
		—
TOTAL RIGHTS (Cost $—)		12,524

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 15.9%

REPURCHASE AGREEMENTS(e) - 15.9%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $41,983,552 (Cost $41,981,505)	41,981,505	41,981,505

Total Investments - 92.3% (Cost $241,659,178)		243,601,690
Other Assets Less Liabilities - 7.7%		20,365,415
Net Assets - 100.0%		263,967,105

See accompanying notes to the financial statements.

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $11,207,099.

(b)         Represents less than 0.05% of net assets.

(c)          Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $12,524, which represents approximately 0.00% of net assets of the Fund.

(d)         Illiquid security.

(e)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR	Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,234,977
Aggregate gross unrealized depreciation	(13,957,169)
Net unrealized appreciation	$20,277,808
Federal income tax cost	$243,195,405

Futures Contracts Purchased

Ultra Russell2000 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	332	6/15/2018	USD	$27,126,060	$1,406,912

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
47,120,544	11/6/2018	Bank of America NA	2.13%	Russell 2000® Index	3,053,056	(3,053,056)	—	—

123,863,203	11/6/2019	Citibank NA	1.90%	Russell 2000® Index	6,444,258	(6,444,258)	—	—

15,292,769	11/6/2019	Credit Suisse International	2.23%	Russell 2000® Index	1,241,656	—	(1,170,000)	71,656

42,038,508	11/6/2019	Deutsche Bank AG	2.00%	Russell 2000® Index	1,901,491	—	(1,901,491)	—

7,094,473	11/6/2019	Goldman Sachs International	1.90%	Russell 2000® Index	720,117	(720,117)	—	—

3,551,265	11/6/2019	Morgan Stanley & Co. International plc	1.83%	iShares® Russell 2000 ETF	298,967
7,188,164	11/6/2019	Morgan Stanley & Co. International plc	2.03%	Russell 2000® Index	1,330,981
10,739,429					1,629,948	(1,629,948)	—	—
26,824,322	11/6/2019	Societe Generale	2.23%	Russell 2000® Index	1,646,007	(1,386,007)	(260,000)	—

26,192,621	11/6/2019	UBS AG	1.93%	Russell 2000® Index	1,828,078	(1,827,768)	(310)	—

299,165,869					18,464,611
				Total Appreciation	18,464,611

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

Ultra S&P500®

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 80.5%

Aerospace & Defense - 2.3%
Arconic, Inc.	34,708	612,596
Boeing Co. (The)	45,193	15,915,167
General Dynamics Corp.	22,560	4,550,578
Harris Corp.	9,700	1,459,559
Huntington Ingalls Industries, Inc.	3,709	819,949
L3 Technologies, Inc.	6,390	1,267,329
Lockheed Martin Corp.	20,297	6,384,218
Northrop Grumman Corp.	14,222	4,654,149
Raytheon Co.	23,570	4,937,915
Rockwell Collins, Inc.	13,394	1,841,809
Textron, Inc.	21,386	1,423,880
TransDigm Group, Inc.	3,965	1,324,746
United Technologies Corp.	60,766	7,584,812
		52,776,707
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	11,417	993,279
Expeditors International of Washington, Inc.	14,423	1,074,225
FedEx Corp.	20,135	5,016,031
United Parcel Service, Inc., Class B	56,228	6,529,196
		13,612,731
Airlines - 0.4%
Alaska Air Group, Inc.	10,049	611,080
American Airlines Group, Inc.	34,402	1,497,863
Delta Air Lines, Inc.	53,132	2,871,785
Southwest Airlines Co.	44,191	2,257,276
United Continental Holdings, Inc.*	19,770	1,375,794
		8,613,798
Auto Components - 0.1%
Aptiv plc	21,719	2,117,602
BorgWarner, Inc.	16,169	788,724
Goodyear Tire & Rubber Co. (The)	19,635	479,683
		3,386,009
Automobiles - 0.4%
Ford Motor Co.	318,821	3,682,383
General Motors Co.	103,162	4,405,017
Harley-Davidson, Inc.	13,759	565,220
		8,652,620
Banks - 5.0%
Bank of America Corp.	781,610	22,697,954
BB&T Corp.	63,508	3,334,170
Citigroup, Inc.	209,966	14,002,633
Citizens Financial Group, Inc.	39,813	1,626,361
Comerica, Inc.	14,118	1,331,186
Fifth Third Bancorp	56,682	1,733,336
Huntington Bancshares, Inc.	90,058	1,339,162
JPMorgan Chase & Co.	280,380	30,003,464
KeyCorp	86,655	1,684,573
M&T Bank Corp.	12,269	2,111,250
People’s United Financial, Inc.	28,358	522,071
PNC Financial Services Group, Inc. (The)	38,528	5,525,300
Regions Financial Corp.	91,710	1,672,790
SunTrust Banks, Inc.	38,259	2,582,865
SVB Financial Group*	4,319	1,348,089
US Bancorp	128,208	6,409,118
Wells Fargo & Co.	358,647	19,363,352
Zions Bancorp	16,054	879,920
		118,167,594
Beverages - 1.4%
Brown-Forman Corp., Class B	21,367	1,208,518
Coca-Cola Co. (The)	313,660	13,487,380
Constellation Brands, Inc., Class A	14,001	3,123,343
Dr Pepper Snapple Group, Inc.	14,684	1,751,801
Molson Coors Brewing Co., Class B	15,106	931,285
Monster Beverage Corp.*	33,780	1,728,185
PepsiCo, Inc.	116,185	11,647,546
		33,878,058
Biotechnology - 2.1%
AbbVie, Inc.	130,233	12,885,253
Alexion Pharmaceuticals, Inc.*	18,110	2,103,114
Amgen, Inc.	54,611	9,809,228
Biogen, Inc.*	17,284	5,080,805
Celgene Corp.*	61,450	4,834,886
Gilead Sciences, Inc.	107,020	7,213,148
Incyte Corp.*	14,352	979,811
Regeneron Pharmaceuticals, Inc.*	6,309	1,894,719
Vertex Pharmaceuticals, Inc.*	20,743	3,194,422
		47,995,386
Building Products - 0.2%
Allegion plc	7,776	594,319
AO Smith Corp.	11,884	749,524
Fortune Brands Home & Security, Inc.	12,414	697,294
Johnson Controls International plc	75,662	2,539,217
Masco Corp.	25,603	954,224
		5,534,578
Capital Markets - 2.5%
Affiliated Managers Group, Inc.	4,452	709,026
Ameriprise Financial, Inc.	11,955	1,657,322
Bank of New York Mellon Corp. (The)	82,494	4,516,546
BlackRock, Inc.	10,111	5,401,600
Cboe Global Markets, Inc.	9,207	898,235
Charles Schwab Corp. (The)	97,902	5,445,309
CME Group, Inc.	27,808	4,529,923
E*TRADE Financial Corp.*	21,759	1,378,433
Franklin Resources, Inc.	26,593	892,727
Goldman Sachs Group, Inc. (The)	28,863	6,519,574
Intercontinental Exchange, Inc.	47,571	3,372,308
Invesco Ltd.	33,263	908,745
Jefferies Financial Services, Inc.	25,613	560,412
Moody’s Corp.	13,582	2,316,682
Morgan Stanley	112,719	5,651,731
MSCI, Inc.	7,349	1,194,727
Nasdaq, Inc.	9,525	874,967
Northern Trust Corp.	17,380	1,781,798
Raymond James Financial, Inc.	10,588	1,022,377
S&P Global, Inc.	20,743	4,096,742
State Street Corp.	30,037	2,886,856
T. Rowe Price Group, Inc.	19,983	2,426,336
		59,042,376
Chemicals - 1.7%
Air Products & Chemicals, Inc.	17,887	2,887,141
Albemarle Corp.	9,039	844,875
CF Industries Holdings, Inc.	19,056	783,964
DowDuPont, Inc.	191,170	12,255,909
Eastman Chemical Co.	11,680	1,218,341
Ecolab, Inc.	21,239	3,028,894
FMC Corp.	10,974	955,726
International Flavors & Fragrances, Inc.	6,448	787,494
LyondellBasell Industries NV, Class A	26,432	2,963,556
Monsanto Co.	36,012	4,590,089
Mosaic Co. (The)	28,640	787,313

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
PPG Industries, Inc.	20,789	2,098,026
Praxair, Inc.	23,459	3,665,703
Sherwin-Williams Co. (The)	6,757	2,562,592
		39,429,623
Commercial Services & Supplies - 0.2%
Cintas Corp.	7,046	1,284,133
Republic Services, Inc.	18,400	1,240,712
Stericycle, Inc.*	6,989	443,802
Waste Management, Inc.	32,595	2,695,932
		5,664,579
Communications Equipment - 0.8%
Cisco Systems, Inc.	393,576	16,809,631
F5 Networks, Inc.*	5,052	874,552
Juniper Networks, Inc.	28,084	748,158
Motorola Solutions, Inc.	13,234	1,420,537
		19,852,878
Construction & Engineering - 0.1%
Fluor Corp.	11,430	557,098
Jacobs Engineering Group, Inc.	9,838	637,502
Quanta Services, Inc.*	12,560	452,286
		1,646,886
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	5,131	1,143,546
Vulcan Materials Co.	10,823	1,382,530
		2,526,076
Consumer Finance - 0.6%
American Express Co.	58,858	5,785,741
Capital One Financial Corp.	39,728	3,734,432
Discover Financial Services	28,983	2,140,684
Navient Corp.	21,487	296,736
Synchrony Financial	58,381	2,021,734
		13,979,327
Containers & Packaging - 0.3%
Avery Dennison Corp.	7,183	754,431
Ball Corp.	28,599	1,056,733
International Paper Co.	33,736	1,804,876
Packaging Corp. of America	7,709	905,808
Sealed Air Corp.	13,674	595,639
WestRock Co.	20,840	1,227,059
		6,344,546
Distributors - 0.1%
Genuine Parts Co.	11,988	1,088,391
LKQ Corp.*	25,291	803,495
		1,891,886
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	17,079	468,819

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B*	157,235	30,115,220

Diversified Telecommunication Services - 1.4%
AT&T, Inc.	501,619	16,212,326
CenturyLink, Inc.	79,475	1,448,035
Verizon Communications, Inc.	337,242	16,076,326
		33,736,687
Electric Utilities - 1.4%
Alliant Energy Corp.	18,901	782,879
American Electric Power Co., Inc.	40,195	2,731,250
Duke Energy Corp.	57,195	4,413,166
Edison International	26,617	1,654,513
Entergy Corp.	14,768	1,194,879
Eversource Energy	25,889	1,477,744
Exelon Corp.	78,839	3,263,146
FirstEnergy Corp.	36,523	1,257,122
NextEra Energy, Inc.	38,430	6,372,078
PG&E Corp.	42,071	1,822,936
Pinnacle West Capital Corp.	9,133	727,078
PPL Corp.	56,702	1,549,099
Southern Co. (The)	82,363	3,698,099
Xcel Energy, Inc.	41,507	1,889,399
		32,833,388
Electrical Equipment - 0.4%
Acuity Brands, Inc.	3,444	407,253
AMETEK, Inc.	18,899	1,380,194
Eaton Corp. plc	35,963	2,754,047
Emerson Electric Co.	51,864	3,674,046
Rockwell Automation, Inc.	10,440	1,831,280
		10,046,820
Electronic Equipment, Instruments & Components - 0.3%
Amphenol Corp., Class A	24,957	2,169,512
Corning, Inc.	70,999	1,929,043
FLIR Systems, Inc.	11,349	611,711
IPG Photonics Corp.*	3,091	745,766
TE Connectivity Ltd.	28,692	2,670,651
		8,126,683
Energy Equipment & Services - 0.7%
Baker Hughes a GE Co.	34,523	1,194,150
Halliburton Co.	71,283	3,545,616
Helmerich & Payne, Inc.	8,894	590,384
National Oilwell Varco, Inc.	31,049	1,286,050
Schlumberger Ltd.	113,063	7,764,036
TechnipFMC plc	35,820	1,115,793
		15,496,029
Equity Real Estate Investment Trusts (REITs) - 2.2%
Alexandria Real Estate Equities, Inc.	8,271	1,033,213
American Tower Corp.	36,016	4,983,534
Apartment Investment & Management Co., Class A	12,854	524,829
AvalonBay Communities, Inc.	11,281	1,867,457
Boston Properties, Inc.	12,609	1,535,398
Crown Castle International Corp.	33,877	3,528,289
Digital Realty Trust, Inc.	16,784	1,803,944
Duke Realty Corp.	29,165	820,120
Equinix, Inc.	6,473	2,568,810
Equity Residential	30,078	1,924,691
Essex Property Trust, Inc.	5,395	1,289,567
Extra Space Storage, Inc.	10,297	991,086
Federal Realty Investment Trust	5,980	710,962
GGP, Inc.	51,603	1,046,509
HCP, Inc.	38,352	919,297
Host Hotels & Resorts, Inc.	59,974	1,297,238
Iron Mountain, Inc.	22,992	765,404
Kimco Realty Corp.	34,759	537,374
Macerich Co. (The)	8,860	492,882
Mid-America Apartment Communities, Inc.	9,283	868,517
Prologis, Inc.	43,549	2,802,378
Public Storage	12,240	2,592,922
Realty Income Corp.	23,219	1,237,573
Regency Centers Corp.	12,140	705,091
SBA Communications Corp.*	9,518	1,504,510
Simon Property Group, Inc.	25,421	4,072,953
SL Green Realty Corp.	7,380	719,698
UDR, Inc.	21,908	798,985
Ventas, Inc.	29,099	1,590,551
Vornado Realty Trust	14,124	984,584
Welltower, Inc.	30,257	1,744,316
Weyerhaeuser Co.	61,699	2,303,224
		50,565,906

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	35,874	7,111,662
Kroger Co. (The)	65,689	1,598,213
Sysco Corp.	39,228	2,550,997
Walgreens Boots Alliance, Inc.	69,603	4,342,531
Walmart, Inc.	118,589	9,788,336
		25,391,739
Food Products - 0.9%
Archer-Daniels-Midland Co.	45,689	1,997,523
Campbell Soup Co.	15,717	528,720
Conagra Brands, Inc.	32,733	1,213,085
General Mills, Inc.	46,489	1,966,020
Hershey Co. (The)	11,508	1,036,180
Hormel Foods Corp.	22,066	791,949
JM Smucker Co. (The)	9,280	997,600
Kellogg Co.	20,338	1,309,564
Kraft Heinz Co. (The)	48,793	2,804,621
McCormick & Co., Inc. (Non-Voting)	9,893	999,193
Mondelez International, Inc., Class A	121,510	4,771,698
Tyson Foods, Inc., Class A	24,312	1,640,331
		20,056,484
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	142,202	8,749,689
ABIOMED, Inc.*	3,435	1,309,216
Align Technology, Inc.*	5,892	1,955,849
Baxter International, Inc.	40,598	2,875,962
Becton Dickinson and Co.	21,751	4,819,804
Boston Scientific Corp.*	112,326	3,413,587
Cooper Cos., Inc. (The)	4,005	906,372
Danaher Corp.	50,151	4,978,991
DENTSPLY SIRONA, Inc.	18,764	822,051
Edwards Lifesciences Corp.*	17,158	2,355,965
Hologic, Inc.*	22,591	855,973
IDEXX Laboratories, Inc.*	7,117	1,481,831
Intuitive Surgical, Inc.*	9,174	4,217,013
Medtronic plc	110,721	9,557,437
ResMed, Inc.	11,677	1,200,512
Stryker Corp.	26,322	4,580,554
Varian Medical Systems, Inc.*	7,459	879,192
Zimmer Biomet Holdings, Inc.	16,597	1,850,732
		56,810,730
Health Care Providers & Services - 2.5%
Aetna, Inc.	26,710	4,704,432
AmerisourceBergen Corp.	13,280	1,090,819
Anthem, Inc.	20,892	4,625,907
Cardinal Health, Inc.	25,710	1,339,234
Centene Corp.*	16,150	1,892,134
Cigna Corp.	19,842	3,360,639
CVS Health Corp.	82,884	5,254,017
DaVita, Inc.*	11,895	795,062
Envision Healthcare Corp.*	9,884	423,826
Express Scripts Holding Co.*	46,106	3,495,296
HCA Healthcare, Inc.	22,868	2,358,605
Henry Schein, Inc.*	12,556	868,875
Humana, Inc.	11,248	3,272,943
Laboratory Corp. of America Holdings*	8,325	1,503,412
McKesson Corp.	16,857	2,392,683
Quest Diagnostics, Inc.	11,081	1,180,459
UnitedHealth Group, Inc.	79,055	19,092,573
Universal Health Services, Inc., Class B	7,107	817,163
		58,468,079
Health Care Technology - 0.1%
Cerner Corp.*	25,814	1,540,579

Hotels, Restaurants & Leisure - 1.4%
Carnival Corp.	33,166	2,065,579
Chipotle Mexican Grill, Inc.*	2,008	863,801
Darden Restaurants, Inc.	10,093	882,229
Hilton Worldwide Holdings, Inc.	23,134	1,867,145
Marriott International, Inc., Class A	24,530	3,320,381
McDonald’s Corp.	65,127	10,420,971
MGM Resorts International	41,644	1,309,704
Norwegian Cruise Line Holdings Ltd.*	16,845	881,667
Royal Caribbean Cruises Ltd.	13,970	1,466,571
Starbucks Corp.	114,810	6,506,283
Wynn Resorts Ltd.	6,911	1,354,625
Yum! Brands, Inc.	27,165	2,209,329
		33,148,285
Household Durables - 0.3%
DR Horton, Inc.	27,948	1,179,685
Garmin Ltd.	9,038	543,093
Leggett & Platt, Inc.	10,804	446,205
Lennar Corp., Class A	22,309	1,154,268
Mohawk Industries, Inc.*	5,168	1,054,479
Newell Brands, Inc.	39,640	934,711
PulteGroup, Inc.	21,531	651,313
Whirlpool Corp.	5,775	835,931
		6,799,685
Household Products - 1.1%
Church & Dwight Co., Inc.	19,929	935,666
Clorox Co. (The)	10,572	1,277,415
Colgate-Palmolive Co.	71,512	4,511,692
Kimberly-Clark Corp.	28,652	2,889,554
Procter & Gamble Co. (The)	205,958	15,069,947
		24,684,274
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	53,960	687,990
NRG Energy, Inc.	24,652	843,838
		1,531,828
Industrial Conglomerates - 1.3%
3M Co.	48,650	9,595,239
General Electric Co.	709,339	9,987,493
Honeywell International, Inc.	61,436	9,086,999
Roper Technologies, Inc.	8,401	2,316,912
		30,986,643
Insurance - 2.0%
Aflac, Inc.	63,672	2,869,060
Allstate Corp. (The)	28,958	2,706,994
American International Group, Inc.	73,442	3,877,003
Aon plc	20,112	2,813,065
Arthur J Gallagher & Co.	14,822	982,402
Assurant, Inc.	4,288	400,285
Brighthouse Financial, Inc.*	7,828	368,777
Chubb Ltd.	37,915	4,955,111
Cincinnati Financial Corp.	12,191	845,690
Everest Re Group Ltd.	3,336	751,567
Hartford Financial Services Group, Inc. (The)	29,164	1,526,152
Lincoln National Corp.	17,831	1,182,017
Loews Corp.	22,029	1,076,557
Marsh & McLennan Cos., Inc.	41,471	3,333,024
MetLife, Inc.	84,690	3,894,893
Principal Financial Group, Inc.	22,008	1,228,046
Progressive Corp. (The)	47,572	2,953,746
Prudential Financial, Inc.	34,476	3,338,656
Torchmark Corp.	8,668	735,307

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Travelers Cos., Inc. (The)	22,174	2,849,803
Unum Group	18,076	701,530
Willis Towers Watson plc	10,796	1,631,815
XL Group Ltd.	20,989	1,166,569
		46,188,069
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc.*	32,826	53,493,906
Booking Holdings, Inc.*	3,984	8,401,938
Expedia Group, Inc.	9,996	1,209,816
Netflix, Inc.*	35,452	12,464,923
TripAdvisor, Inc.*	8,865	462,221
		76,032,804
Internet Software & Services - 4.1%
Akamai Technologies, Inc.*	13,892	1,047,179
Alphabet, Inc., Class A*	24,386	26,824,600
Alphabet, Inc., Class C*	24,866	26,979,361
eBay, Inc.*	76,896	2,900,517
Facebook, Inc., Class A*	195,739	37,538,826
VeriSign, Inc.*	7,843	1,023,041
		96,313,524
IT Services - 3.5%
Accenture plc, Class A	50,380	7,846,181
Alliance Data Systems Corp.	3,942	831,053
Automatic Data Processing, Inc.	36,214	4,708,544
Cognizant Technology Solutions Corp., Class A	48,038	3,619,663
DXC Technology Co.	23,305	2,146,624
Fidelity National Information Services, Inc.	27,056	2,765,664
Fiserv, Inc.*	33,759	2,450,903
Gartner, Inc.*	7,420	984,931
Global Payments, Inc.	13,001	1,445,191
International Business Machines Corp.	69,988	9,890,004
Mastercard, Inc., Class A	75,418	14,338,470
Paychex, Inc.	26,116	1,712,687
PayPal Holdings, Inc.*	92,167	7,564,146
Total System Services, Inc.	13,511	1,151,002
Visa, Inc., Class A	147,269	19,251,004
Western Union Co. (The)	37,523	746,333
		81,452,400
Leisure Products - 0.1%
Hasbro, Inc.	9,232	800,876
Mattel, Inc.	28,097	436,065
		1,236,941
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	26,365	1,632,521
Illumina, Inc.*	12,009	3,271,732
IQVIA Holdings, Inc.*	11,909	1,178,157
Mettler-Toledo International, Inc.*	2,081	1,146,090
PerkinElmer, Inc.	9,028	671,051
Thermo Fisher Scientific, Inc.	32,824	6,836,255
Waters Corp.*	6,436	1,239,702
		15,975,508
Machinery - 1.3%
Caterpillar, Inc.	48,824	7,416,854
Cummins, Inc.	12,724	1,811,770
Deere & Co.	26,452	3,954,839
Dover Corp.	12,616	974,081
Flowserve Corp.	10,686	441,759
Fortive Corp.	25,021	1,818,777
Illinois Tool Works, Inc.	25,113	3,608,738
Ingersoll-Rand plc	20,414	1,787,042
PACCAR, Inc.	28,756	1,789,486
Parker-Hannifin Corp.	10,869	1,857,512
Pentair plc	13,533	590,580
Snap-on, Inc.	4,634	684,998
Stanley Black & Decker, Inc.	12,529	1,744,538
Xylem, Inc.	14,696	1,034,598
		29,515,572
Media - 1.9%
CBS Corp. (Non-Voting), Class B	28,198	1,420,333
Charter Communications, Inc., Class A*	15,199	3,967,547
Comcast Corp., Class A	378,670	11,806,931
Discovery, Inc., Class A*	12,713	268,117
Discovery, Inc., Class C*	27,787	549,349
DISH Network Corp., Class A*	18,630	550,516
Interpublic Group of Cos., Inc. (The)	31,410	709,866
News Corp., Class A	31,289	470,274
News Corp., Class B	9,949	153,712
Omnicom Group, Inc.	18,812	1,355,969
Time Warner, Inc.	63,711	5,999,028
Twenty-First Century Fox, Inc., Class A	86,109	3,319,502
Twenty-First Century Fox, Inc., Class B	35,881	1,369,578
Viacom, Inc., Class B	28,832	781,347
Walt Disney Co. (The)	122,845	12,219,392
		44,941,461
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	110,005	1,859,084
Newmont Mining Corp.	43,583	1,696,686
Nucor Corp.	25,972	1,667,143
		5,222,913
Multiline Retail - 0.4%
Dollar General Corp.	21,077	1,843,816
Dollar Tree, Inc.*	19,370	1,599,768
Kohl’s Corp.	13,725	916,144
Macy’s, Inc.	24,901	869,294
Nordstrom, Inc.	9,550	468,236
Target Corp.	44,409	3,236,972
		8,934,230
Multi-Utilities - 0.7%
Ameren Corp.	19,822	1,173,264
CenterPoint Energy, Inc.	35,213	920,116
CMS Energy Corp.	23,073	1,064,358
Consolidated Edison, Inc.	25,358	1,945,719
Dominion Energy, Inc.	53,228	3,416,705
DTE Energy Co.	14,655	1,501,112
NiSource, Inc.	27,566	697,420
Public Service Enterprise Group, Inc.	41,238	2,184,789
SCANA Corp.	11,653	423,004
Sempra Energy	20,859	2,222,109
WEC Energy Group, Inc.	25,779	1,627,944
		17,176,540
Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp.	42,100	2,938,580
Andeavor	11,557	1,669,178
Apache Corp.	31,163	1,246,520
Cabot Oil & Gas Corp.	37,644	860,165
Chevron Corp.	156,061	19,398,382
Cimarex Energy Co.	7,797	724,497
Concho Resources, Inc.*	12,179	1,672,299
ConocoPhillips	95,960	6,466,744
Devon Energy Corp.	42,981	1,786,720
EOG Resources, Inc.	47,272	5,569,114
EQT Corp.	20,002	1,030,903
Exxon Mobil Corp.	346,171	28,122,932
Hess Corp.	21,878	1,321,869

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Kinder Morgan, Inc.	154,997	2,585,350
Marathon Oil Corp.	69,415	1,487,563
Marathon Petroleum Corp.	38,756	3,062,887
Newfield Exploration Co.*	16,316	477,080
Noble Energy, Inc.	40,211	1,435,533
Occidental Petroleum Corp.	62,510	5,263,342
ONEOK, Inc.	33,547	2,286,564
Phillips 66	34,300	3,995,607
Pioneer Natural Resources Co.	13,913	2,686,600
Range Resources Corp.	18,477	292,676
Valero Energy Corp.	35,389	4,289,147
Williams Cos., Inc. (The)	67,590	1,815,467
		102,485,719
Personal Products - 0.1%
Coty, Inc., Class A	38,576	511,132
Estee Lauder Cos., Inc. (The), Class A	18,346	2,741,626
		3,252,758
Pharmaceuticals - 3.5%
Allergan plc	26,986	4,069,489
Bristol-Myers Squibb Co.	133,377	7,018,298
Eli Lilly & Co.	78,766	6,698,261
Johnson & Johnson	219,185	26,218,910
Merck & Co., Inc.	220,270	13,112,673
Mylan NV*	42,057	1,617,512
Nektar Therapeutics*	12,994	1,043,028
Perrigo Co. plc	10,701	782,885
Pfizer, Inc.	486,331	17,473,873
Zoetis, Inc.	39,810	3,332,097
		81,367,026
Professional Services - 0.2%
Equifax, Inc.	9,810	1,117,948
IHS Markit Ltd.*	29,575	1,457,456
Nielsen Holdings plc	27,388	826,296
Robert Half International, Inc.	10,151	646,416
Verisk Analytics, Inc.*	12,673	1,346,379
		5,394,495
Real Estate Management & Development - 0.0%(b)
CBRE Group, Inc., Class A*	24,686	1,140,246

Road & Rail - 0.8%
CSX Corp.	72,484	4,686,091
JB Hunt Transport Services, Inc.	6,994	895,931
Kansas City Southern	8,419	902,096
Norfolk Southern Corp.	23,214	3,520,403
Union Pacific Corp.	64,310	9,180,896
		19,185,417
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc.*	67,297	923,988
Analog Devices, Inc.	30,212	2,936,002
Applied Materials, Inc.	85,838	4,358,854
Broadcom, Inc.	33,535	8,453,167
Intel Corp.	382,341	21,105,223
KLA-Tencor Corp.	12,796	1,448,891
Lam Research Corp.	13,312	2,638,172
Microchip Technology, Inc.	19,145	1,864,340
Micron Technology, Inc.*	94,467	5,440,355
NVIDIA Corp.	49,427	12,464,995
Qorvo, Inc.*	10,334	829,304
QUALCOMM, Inc.	120,941	7,029,091
Skyworks Solutions, Inc.	14,909	1,470,176
Texas Instruments, Inc.	80,372	8,994,431
Xilinx, Inc.	20,817	1,417,846
		81,374,835
Software - 4.9%
Activision Blizzard, Inc.	61,977	4,394,789
Adobe Systems, Inc.*	40,160	10,011,085
ANSYS, Inc.*	6,852	1,115,506
Autodesk, Inc.*	17,996	2,323,284
CA, Inc.	25,546	913,014
Cadence Design Systems, Inc.*	23,110	981,019
Citrix Systems, Inc.*	10,567	1,116,086
Electronic Arts, Inc.*	25,059	3,280,474
Intuit, Inc.	19,877	4,007,203
Microsoft Corp.	629,049	62,175,203
Oracle Corp.	246,880	11,534,234
Red Hat, Inc.*	14,461	2,348,756
salesforce.com, Inc.*	56,549	7,313,482
Symantec Corp.	50,650	1,052,507
Synopsys, Inc.*	12,151	1,070,138
Take-Two Interactive Software, Inc.*	9,346	1,047,500
		114,684,280
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	6,043	777,251
AutoZone, Inc.*	2,227	1,446,036
Best Buy Co., Inc.	20,777	1,418,030
CarMax, Inc.*	14,775	1,018,293
Foot Locker, Inc.	9,902	534,411
Gap, Inc. (The)	17,797	497,960
Home Depot, Inc. (The)	95,401	17,797,056
L Brands, Inc.	20,063	680,336
Lowe’s Cos., Inc.	67,806	6,442,248
O’Reilly Automotive, Inc.*	6,836	1,841,687
Ross Stores, Inc.	31,220	2,462,634
Tiffany & Co.	8,326	1,088,874
TJX Cos., Inc. (The)	51,658	4,665,751
Tractor Supply Co.	10,221	759,522
Ulta Beauty, Inc.*	4,733	1,168,625
		42,598,714
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	414,531	77,463,408
Hewlett Packard Enterprise Co.	128,019	1,951,010
HP, Inc.	133,775	2,947,063
NetApp, Inc.	21,888	1,495,388
Seagate Technology plc	23,269	1,311,208
Western Digital Corp.	24,310	2,030,128
Xerox Corp.	17,477	475,025
		87,673,230
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc.	29,430	536,509
Michael Kors Holdings Ltd.*	12,425	713,071
NIKE, Inc., Class B	106,032	7,613,098
PVH Corp.	6,285	1,005,600
Ralph Lauren Corp.	4,527	609,244
Tapestry, Inc.	23,274	1,017,539
Under Armour, Inc., Class A*	15,137	316,363
Under Armour, Inc., Class C*	15,060	284,935
VF Corp.	26,899	2,183,123
		14,279,482
Tobacco - 0.8%
Altria Group, Inc.	155,261	8,654,248
Philip Morris International, Inc.	126,886	10,092,513
		18,746,761
Trading Companies & Distributors - 0.2%
Fastenal Co.	23,500	1,250,905
United Rentals, Inc.*	6,905	1,101,831
WW Grainger, Inc.	4,171	1,288,797
		3,641,533

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Water Utilities - 0.1%
American Water Works Co., Inc.	14,588	1,212,846

TOTAL COMMON STOCKS (Cost $1,899,267,695)		1,883,830,840

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 10.7%

REPURCHASE AGREEMENTS(c) - 10.7%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $249,547,469 (Cost $249,535,296)	249,535,296	249,535,296

Total Investments - 91.2% (Cost $2,148,802,991)		2,133,366,136
Other Assets Less Liabilities - 8.8%		206,917,719
Net Assets - 100.0%		2,340,283,855

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $135,443,701.

(b)         Represents less than 0.05% of net assets.

(c)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$227,665,052
Aggregate gross unrealized depreciation	(145,199,669)
Net unrealized appreciation	$82,465,383
Federal income tax cost	$2,154,043,774

Futures Contracts Purchased

Ultra S&P500® had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	1,233	6/15/2018	USD	$166,763,250	$2,970,675

See accompanying notes to the financial statements.

Swap Agreements(1)

Ultra S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
96,303,681	11/6/2019	Bank of America NA	2.43%	S&P 500®	6,459,344	(6,459,344)	—	—

291,213,686	11/6/2018	BNP Paribas SA	2.48%	S&P 500®	14,552,064	(14,552,064)	—	—

115,469,732	11/6/2019	Citibank NA	2.25%	S&P 500®	4,373,263	(4,373,263)	—	—

120,573,567	11/6/2019	Credit Suisse International	2.53%	S&P 500®	4,697,177	—	(4,697,177)	—

637,713,660	11/6/2019	Deutsche Bank AG	2.32%	S&P 500®	20,305,810	—	(20,305,810)	—

122,676,523	11/6/2019	Goldman Sachs International	2.30%	S&P 500®	3,694,967
528,478,652	11/6/2019	Goldman Sachs International	2.20%	SPDR® S&P 500® ETF Trust	23,265,143
651,155,175					26,960,110	(26,960,110)	—	—
88,485,621	11/6/2019	Morgan Stanley & Co. International plc	2.43%	S&P 500®	(480,322)	478,361	1,961	—

322,055,408	11/6/2019	Societe Generale	2.58%	S&P 500®	14,835,261	(12,345,261)	(2,490,000)	—

307,024,163	11/6/2019	UBS AG	2.43%	S&P 500®	8,469,639	(8,469,639)	—	—

2,629,994,693					100,172,346
				Total Appreciation	100,652,668
				Total Depreciation	(480,322)

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD U.S. Dollar

See accompanying notes to the financial statements.

Ultra SmallCap600

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 81.1%

Aerospace & Defense - 1.7%
AAR Corp.	919	41,070
Aerojet Rocketdyne Holdings, Inc.*	2,137	61,845
Aerovironment, Inc.*	605	35,005
Axon Enterprise, Inc.*	1,622	103,289
Cubic Corp.	712	49,519
Engility Holdings, Inc.*	502	15,783
Mercury Systems, Inc.*	1,373	50,705
Moog, Inc., Class A	923	75,252
National Presto Industries, Inc.	142	16,032
Triumph Group, Inc.	1,413	29,956
		478,456
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc.*	724	49,340
Echo Global Logistics, Inc.*	750	20,850
Forward Air Corp.	843	50,007
Hub Group, Inc., Class A*	960	47,952
		168,149
Airlines - 0.7%
Allegiant Travel Co.	356	53,881
Hawaiian Holdings, Inc.	1,459	53,983
SkyWest, Inc.	1,474	84,018
		191,882
Auto Components - 1.2%
American Axle & Manufacturing Holdings, Inc.*	2,818	44,581
Cooper-Standard Holdings, Inc.*	460	57,132
Dorman Products, Inc.*	849	54,777
Fox Factory Holding Corp.*	1,070	42,533
Gentherm, Inc.*	1,045	36,993
LCI Industries	712	62,442
Motorcar Parts of America, Inc.*	542	11,626
Standard Motor Products, Inc.	580	26,245
Superior Industries International, Inc.	659	11,533
		347,862
Automobiles - 0.1%
Winnebago Industries, Inc.	819	29,689

Banks - 6.7%
Ameris Bancorp	1,088	60,602
Banc of California, Inc.	1,212	23,513
Banner Corp.	929	55,693
Boston Private Financial Holdings, Inc.	2,398	40,766
Brookline Bancorp, Inc.	2,186	39,785
Central Pacific Financial Corp.	849	24,995
City Holding Co.	442	32,836
Columbia Banking System, Inc.	2,078	88,357
Community Bank System, Inc.	1,445	86,527
Customers Bancorp, Inc.*	840	25,460
CVB Financial Corp.	2,917	67,645
Fidelity Southern Corp.	626	15,287
First Bancorp/PR*	5,170	40,067
First Commonwealth Financial Corp.	2,776	43,555
First Financial Bancorp	2,779	87,400
First Financial Bankshares, Inc.	1,924	101,202
First Midwest Bancorp, Inc.	2,933	77,050
Glacier Bancorp, Inc.	2,259	88,078
Great Western Bancorp, Inc.	1,674	72,970
Green Bancorp, Inc.	647	14,525
Hanmi Financial Corp.	923	27,644
Hope Bancorp, Inc.	3,664	65,915
Independent Bank Corp./MA	783	61,348
LegacyTexas Financial Group, Inc.	1,208	50,724
National Bank Holdings Corp., Class A	769	29,945
NBT Bancorp, Inc.	1,240	47,244
OFG Bancorp	1,250	17,625
Old National Bancorp	3,809	68,372
Opus Bank	491	14,534
Pacific Premier Bancorp, Inc.*	1,105	45,636
S&T Bancorp, Inc.	996	44,989
Seacoast Banking Corp. of Florida*	1,336	41,656
ServisFirst Bancshares, Inc.	1,284	53,941
Simmons First National Corp., Class A	2,231	71,392
Southside Bancshares, Inc.	786	26,842
Tompkins Financial Corp.	352	29,663
United Community Banks, Inc.	2,095	68,004
Westamerica Bancorp	756	43,266
		1,895,053
Beverages - 0.2%
Coca-Cola Bottling Co. Consolidated	133	16,946
MGP Ingredients, Inc.	357	31,612
		48,558
Biotechnology - 2.0%
Acorda Therapeutics, Inc.*	1,336	35,070
AMAG Pharmaceuticals, Inc.*	971	23,741
Cytokinetics, Inc.*	1,442	12,978
Eagle Pharmaceuticals, Inc.*	238	16,044
Emergent BioSolutions, Inc.*	998	51,457
Enanta Pharmaceuticals, Inc.*	409	40,814
Ligand Pharmaceuticals, Inc.*	600	115,338
MiMedx Group, Inc.*	2,908	24,485
Momenta Pharmaceuticals, Inc.*	2,187	51,613
Myriad Genetics, Inc.*	1,989	72,618
Progenics Pharmaceuticals, Inc.*	2,000	15,200
Repligen Corp.*	1,067	46,607
Spectrum Pharmaceuticals, Inc.*	2,578	49,730
		555,695
Building Products - 1.8%
AAON, Inc.	1,150	35,075
American Woodmark Corp.*	403	41,549
Apogee Enterprises, Inc.	810	35,356
Gibraltar Industries, Inc.*	904	35,844
Griffon Corp.	865	19,635
Insteel Industries, Inc.	515	16,109
Patrick Industries, Inc.*	688	41,693
PGT Innovations, Inc.*	1,413	29,249
Quanex Building Products Corp.	998	16,766
Simpson Manufacturing Co., Inc.	1,183	74,896
Trex Co., Inc.*	838	98,742
Universal Forest Products, Inc.	1,742	64,071
		508,985
Capital Markets - 1.0%
Donnelley Financial Solutions, Inc.*	964	14,807
Financial Engines, Inc.	1,794	80,102
Greenhill & Co., Inc.	674	17,760
INTL. FCStone, Inc.*	445	22,250
Investment Technology Group, Inc.	941	20,645
Piper Jaffray Cos.	407	30,444
Virtus Investment Partners, Inc.	204	25,612
Waddell & Reed Financial, Inc., Class A	2,366	45,900
WisdomTree Investments, Inc.	3,309	36,267
		293,787

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Chemicals - 2.3%
A Schulman, Inc.	838	36,663
AdvanSix, Inc.*	867	31,654
American Vanguard Corp.	746	16,076
Balchem Corp.	912	87,944
Flotek Industries, Inc.*	1,615	5,055
FutureFuel Corp.	722	9,725
Hawkins, Inc.	272	8,527
HB Fuller Co.	1,438	74,129
Ingevity Corp.*	1,199	91,292
Innophos Holdings, Inc.	557	26,474
Innospec, Inc.	693	53,153
Koppers Holdings, Inc.*	591	23,817
Kraton Corp.*	902	43,765
LSB Industries, Inc.*	578	2,931
Quaker Chemical Corp.	378	57,777
Rayonier Advanced Materials, Inc.	1,471	26,346
Stepan Co.	563	40,930
Tredegar Corp.	723	17,244
		653,502
Commercial Services & Supplies - 2.0%
ABM Industries, Inc.	1,867	53,135
Brady Corp., Class A	1,371	53,469
Essendant, Inc.	1,073	15,011
Interface, Inc.	1,688	38,318
LSC Communications, Inc.	993	12,571
Matthews International Corp., Class A	919	50,545
Mobile Mini, Inc.	1,263	57,593
Multi-Color Corp.	395	27,413
RR Donnelley & Sons Co.	1,992	12,430
Team, Inc.*	851	18,084
Tetra Tech, Inc.	1,590	87,370
UniFirst Corp.	441	78,322
US Ecology, Inc.	622	37,693
Viad Corp.	582	30,788
		572,742
Communications Equipment - 1.2%
ADTRAN, Inc.	1,379	19,237
Applied Optoelectronics, Inc.*	555	25,957
CalAmp Corp.*	1,013	21,496
Comtech Telecommunications Corp.	671	21,002
Digi International, Inc.*	768	8,986
Extreme Networks, Inc.*	3,281	28,249
Finisar Corp.*	3,245	52,602
Harmonic, Inc.*	2,349	9,044
NETGEAR, Inc.*	893	53,982
Oclaro, Inc.*	4,822	41,276
Viavi Solutions, Inc.*	6,431	61,159
		342,990
Construction & Engineering - 0.3%
Aegion Corp.*	929	23,875
Comfort Systems USA, Inc.	1,058	49,567
MYR Group, Inc.*	468	18,271
Orion Group Holdings, Inc.*	802	6,224
		97,937
Construction Materials - 0.1%
US Concrete, Inc.*	445	27,123

Consumer Finance - 1.3%
Encore Capital Group, Inc.*	676	26,668
Enova International, Inc.*	957	32,155
EZCORP, Inc., Class A*	1,466	18,178
FirstCash, Inc.	1,325	120,244
Green Dot Corp., Class A*	1,315	93,720
PRA Group, Inc.*	1,286	49,640
World Acceptance Corp.*	174	18,766
		359,371
Containers & Packaging - 0.1%
Myers Industries, Inc.	765	14,994

Distributors - 0.1%
Core-Mark Holding Co., Inc.	1,314	25,649

Diversified Consumer Services - 0.5%
American Public Education, Inc.*	467	19,894
Capella Education Co.	332	31,523
Career Education Corp.*	1,868	28,749
Regis Corp.*	996	17,221
Strayer Education, Inc.	302	33,009
		130,396
Diversified Telecommunication Services - 0.8%
ATN International, Inc.	310	16,687
Cincinnati Bell, Inc.*	1,207	14,846
Cogent Communications Holdings, Inc.	1,177	60,263
Consolidated Communications Holdings, Inc.	1,834	20,559
Frontier Communications Corp.	2,232	16,584
Iridium Communications, Inc.*	2,363	35,918
Vonage Holdings Corp.*	5,923	67,818
		232,675
Electric Utilities - 0.2%
El Paso Electric Co.	1,158	67,859

Electrical Equipment - 0.5%
AZZ, Inc.	739	31,962
Encore Wire Corp.	593	28,701
General Cable Corp.	1,441	42,726
Powell Industries, Inc.	249	8,419
Vicor Corp.*	463	20,302
		132,110
Electronic Equipment, Instruments & Components - 3.2%
Anixter International, Inc.*	825	50,531
Badger Meter, Inc.	828	36,225
Bel Fuse, Inc., Class B	282	5,443
Benchmark Electronics, Inc.	1,388	38,448
Control4 Corp.*	575	14,254
CTS Corp.	938	30,485
Daktronics, Inc.	1,114	8,923
Electro Scientific Industries, Inc.*	956	18,757
ePlus, Inc.*	397	36,107
Fabrinet*	1,061	37,273
FARO Technologies, Inc.*	478	25,645
II-VI, Inc.*	1,566	68,826
Insight Enterprises, Inc.*	1,021	47,885
Itron, Inc.*	972	55,501
KEMET Corp.*	1,402	28,012
Knowles Corp.*	2,545	36,902
Methode Electronics, Inc.	1,049	42,117
MTS Systems Corp.	506	26,514
OSI Systems, Inc.*	508	34,839
Park Electrochemical Corp.	540	11,162
Plexus Corp.*	959	55,766
Rogers Corp.*	521	59,373
Sanmina Corp.*	2,028	58,406
ScanSource, Inc.*	729	28,540
TTM Technologies, Inc.*	2,622	47,275
		903,209
Energy Equipment & Services - 1.8%
Archrock, Inc.	3,663	42,308
Bristow Group, Inc.	916	10,836
C&J Energy Services, Inc.*	1,814	48,833

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
CARBO Ceramics, Inc.*	625	6,012
Era Group, Inc.*	575	7,435
Exterran Corp.*	908	25,024
Geospace Technologies Corp.*	387	4,292
Gulf Island Fabrication, Inc.	387	4,063
Helix Energy Solutions Group, Inc.*	3,962	30,111
Matrix Service Co.*	763	14,802
Newpark Resources, Inc.*	2,540	27,559
Noble Corp. plc*	7,025	39,059
Oil States International, Inc.*	1,708	60,463
Pioneer Energy Services Corp.*	2,215	12,183
ProPetro Holding Corp.*	2,032	33,061
SEACOR Holdings, Inc.*	477	24,914
TETRA Technologies, Inc.*	3,573	15,078
Unit Corp.*	1,510	32,978
US Silica Holdings, Inc.	2,292	70,892
		509,903
Equity Real Estate Investment Trusts (REITs) - 4.4%
Acadia Realty Trust	2,383	61,362
Agree Realty Corp.	883	46,746
American Assets Trust, Inc.	1,180	42,893
Armada Hoffler Properties, Inc.	1,283	18,475
CareTrust REIT, Inc.	2,168	35,750
CBL & Associates Properties, Inc.	4,914	24,865
Cedar Realty Trust, Inc.	2,242	9,842
Chatham Lodging Trust	1,306	27,152
Chesapeake Lodging Trust	1,711	55,146
Community Healthcare Trust, Inc.	492	13,628
DiamondRock Hospitality Co.	5,707	72,650
Easterly Government Properties, Inc.	1,281	25,940
EastGroup Properties, Inc.	988	92,111
Four Corners Property Trust, Inc.	1,742	39,874
Franklin Street Properties Corp.	3,052	23,623
Getty Realty Corp.	939	24,517
Global Net Lease, Inc.	1,916	37,822
Government Properties Income Trust	2,822	41,004
Hersha Hospitality Trust	1,065	22,653
Independence Realty Trust, Inc.	2,419	23,464
Kite Realty Group Trust	2,380	37,342
Lexington Realty Trust	6,163	53,187
LTC Properties, Inc.	1,127	46,365
National Storage Affiliates Trust	1,431	40,240
Pennsylvania REIT	2,003	22,053
PS Business Parks, Inc.	566	69,369
Ramco-Gershenson Properties Trust	2,259	27,786
Retail Opportunity Investments Corp.	3,200	57,984
Saul Centers, Inc.	345	17,098
Summit Hotel Properties, Inc.	2,966	45,350
Universal Health Realty Income Trust	360	22,381
Urstadt Biddle Properties, Inc., Class A	849	18,551
Washington Prime Group, Inc.	5,287	38,437
Whitestone REIT	1,117	13,672
		1,249,332
Food & Staples Retailing - 0.2%
Andersons, Inc. (The)	751	24,257
SpartanNash Co.	1,026	25,404
SUPERVALU, Inc.*	1,092	20,191
		69,852
Food Products - 1.2%
B&G Foods, Inc.	1,892	53,260
Calavo Growers, Inc.	450	39,600
Cal-Maine Foods, Inc.*	847	40,698
Darling Ingredients, Inc.*	4,689	88,106
Dean Foods Co.	2,595	24,834
J&J Snack Foods Corp.	426	60,330
John B Sanfilippo & Son, Inc.	248	16,820
Seneca Foods Corp., Class A*	192	5,203
		328,851
Gas Utilities - 0.8%
Northwest Natural Gas Co.	818	48,916
South Jersey Industries, Inc.	2,387	79,058
Spire, Inc.	1,376	98,040
		226,014
Health Care Equipment & Supplies - 3.7%
Abaxis, Inc.	647	53,572
Analogic Corp.	355	29,696
AngioDynamics, Inc.*	1,045	21,976
Anika Therapeutics, Inc.*	419	17,036
CONMED Corp.	709	48,673
CryoLife, Inc.*	947	26,090
Cutera, Inc.*	395	16,590
Haemonetics Corp.*	1,521	137,422
Heska Corp.*	185	19,784
Inogen, Inc.*	491	89,701
Integer Holdings Corp.*	809	53,394
Integra LifeSciences Holdings Corp.*	1,931	124,627
Invacare Corp.	934	15,411
Lantheus Holdings, Inc.*	851	11,914
LeMaitre Vascular, Inc.	434	14,791
Meridian Bioscience, Inc.	1,204	17,819
Merit Medical Systems, Inc.*	1,430	73,359
Natus Medical, Inc.*	944	34,834
Neogen Corp.*	1,467	111,066
OraSure Technologies, Inc.*	1,736	29,529
Orthofix International NV*	516	28,199
Surmodics, Inc.*	376	19,477
Tactile Systems Technology, Inc.*	419	20,795
Varex Imaging Corp.*	1,074	39,695
		1,055,450
Health Care Providers & Services - 3.1%
Aceto Corp.	875	2,310
Amedisys, Inc.*	812	61,996
AMN Healthcare Services, Inc.*	1,356	76,614
BioTelemetry, Inc.*	880	37,180
Chemed Corp.	459	149,634
Community Health Systems, Inc.*	3,263	13,346
CorVel Corp.*	273	13,787
Cross Country Healthcare, Inc.*	1,038	12,653
Diplomat Pharmacy, Inc.*	1,371	32,273
Ensign Group, Inc. (The)	1,378	50,449
HealthEquity, Inc.*	1,469	109,161
Kindred Healthcare, Inc.*	2,602	23,288
LHC Group, Inc.*	830	63,885
Magellan Health, Inc.*	693	63,375
Owens & Minor, Inc.	1,751	28,541
Providence Service Corp. (The)*	318	22,896
Quorum Health Corp.*	809	3,317
Select Medical Holdings Corp.*	3,046	55,133
Tivity Health, Inc.*	973	34,104
US Physical Therapy, Inc.	358	33,419
		887,361
Health Care Technology - 0.6%
Computer Programs & Systems, Inc.	317	10,318
HealthStream, Inc.	729	20,303
HMS Holdings Corp.*	2,359	51,025

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Omnicell, Inc.*	1,103	51,345
Quality Systems, Inc.*	1,342	23,619
Tabula Rasa HealthCare, Inc.*	371	20,238
		176,848
Hotels, Restaurants & Leisure - 1.7%
Belmond Ltd., Class A*	2,389	28,549
BJ’s Restaurants, Inc.	509	28,504
Chuy’s Holdings, Inc.*	482	14,195
Dave & Buster’s Entertainment, Inc.*	1,159	48,261
Dine Brands Global, Inc.	512	32,486
El Pollo Loco Holdings, Inc.*	616	6,530
Fiesta Restaurant Group, Inc.*	770	19,134
Marriott Vacations Worldwide Corp.	671	80,681
Monarch Casino & Resort, Inc.*	323	14,386
Penn National Gaming, Inc.*	2,401	81,826
Red Robin Gourmet Burgers, Inc.*	369	18,579
Ruth’s Hospitality Group, Inc.	827	21,957
Shake Shack, Inc., Class A*	540	32,195
Sonic Corp.	1,094	26,562
Wingstop, Inc.	828	41,905
		495,750
Household Durables - 1.6%
Cavco Industries, Inc.*	241	50,032
Ethan Allen Interiors, Inc.	720	16,884
Installed Building Products, Inc.*	598	36,269
iRobot Corp.*	795	49,616
La-Z-Boy, Inc.	1,339	41,777
LGI Homes, Inc.*	508	30,942
M/I Homes, Inc.*	794	22,057
MDC Holdings, Inc.	1,278	40,359
Meritage Homes Corp.*	1,078	48,780
TopBuild Corp.*	1,012	84,957
Universal Electronics, Inc.*	407	12,068
William Lyon Homes, Class A*	819	19,533
		453,274
Household Products - 0.4%
Central Garden & Pet Co.*	295	12,045
Central Garden & Pet Co., Class A*	996	37,858
WD-40 Co.	398	54,745
		104,648
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	1,018	38,480

Insurance - 2.7%
American Equity Investment Life Holding Co.	2,559	90,691
AMERISAFE, Inc.	548	32,688
eHealth, Inc.*	467	9,952
Employers Holdings, Inc.	932	36,907
HCI Group, Inc.	225	9,329
Horace Mann Educators Corp.	1,160	51,272
Infinity Property & Casualty Corp.	312	45,146
James River Group Holdings Ltd.	845	32,051
Maiden Holdings Ltd.	1,938	16,958
Navigators Group, Inc. (The)	638	37,514
ProAssurance Corp.	1,519	58,330
RLI Corp.	1,108	72,773
Safety Insurance Group, Inc.	434	37,324
Selective Insurance Group, Inc.	1,672	95,053
Stewart Information Services Corp.	676	28,520
Third Point Reinsurance Ltd.*	2,380	31,773
United Fire Group, Inc.	603	32,345
United Insurance Holdings Corp.	584	12,083
Universal Insurance Holdings, Inc.	924	32,941
		763,650
Internet & Direct Marketing Retail - 0.5%
FTD Cos., Inc.*	478	2,725
Nutrisystem, Inc.	859	32,041
PetMed Express, Inc.	587	21,114
Shutterfly, Inc.*	925	87,079
		142,959
Internet Software & Services - 1.3%
Alarm.com Holdings, Inc.*	711	31,590
Blucora, Inc.*	1,330	50,473
Liquidity Services, Inc.*	737	4,164
LivePerson, Inc.*	1,558	30,147
NIC, Inc.	1,886	28,950
QuinStreet, Inc.*	1,027	14,080
Shutterstock, Inc.*	525	24,880
SPS Commerce, Inc.*	492	36,620
Stamps.com, Inc.*	465	116,622
XO Group, Inc.*	687	22,300
		359,826
IT Services - 1.7%
CACI International, Inc., Class A*	701	116,822
Cardtronics plc, Class A*	1,305	33,486
CSG Systems International, Inc.	952	39,394
EVERTEC, Inc.	1,710	37,278
ExlService Holdings, Inc.*	973	55,159
ManTech International Corp., Class A	741	39,947
Perficient, Inc.*	991	25,875
Sykes Enterprises, Inc.*	1,135	31,950
Travelport Worldwide Ltd.	3,568	62,583
TTEC Holdings, Inc.	404	14,261
Virtusa Corp.*	779	37,821
		494,576
Leisure Products - 0.4%
Callaway Golf Co.	2,694	51,025
Nautilus, Inc.*	875	13,081
Sturm Ruger & Co., Inc.	496	30,380
Vista Outdoor, Inc.*	1,631	27,629
		122,115
Life Sciences Tools & Services - 0.3%
Cambrex Corp.*	935	42,356
Luminex Corp.	1,167	33,049
		75,405
Machinery - 4.4%
Actuant Corp., Class A	1,708	39,882
Alamo Group, Inc.	273	25,173
Albany International Corp., Class A	826	50,799
Astec Industries, Inc.	545	31,888
Barnes Group, Inc.	1,395	82,891
Briggs & Stratton Corp.	1,222	22,546
Chart Industries, Inc.*	880	56,698
CIRCOR International, Inc.	469	22,573
EnPro Industries, Inc.	614	45,227
ESCO Technologies, Inc.	736	41,290
Federal Signal Corp.	1,708	40,804
Franklin Electric Co., Inc.	1,102	50,967
Greenbrier Cos., Inc. (The)	805	40,009
Harsco Corp.*	2,291	56,130
Hillenbrand, Inc.	1,795	83,737
John Bean Technologies Corp.	900	79,470
Lindsay Corp.	303	29,821
Lydall, Inc.*	493	20,657
Mueller Industries, Inc.	1,639	49,498
Proto Labs, Inc.*	711	85,747
SPX Corp.*	1,217	41,694
SPX FLOW, Inc.*	1,209	52,676
Standex International Corp.	365	36,409
Tennant Co.	508	40,030

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Titan International, Inc.	1,412	16,393
Wabash National Corp.	1,640	32,816
Watts Water Technologies, Inc., Class A	788	60,637
		1,236,462
Marine - 0.1%
Matson, Inc.	1,209	41,396

Media - 0.7%
EW Scripps Co. (The), Class A	1,565	19,547
Gannett Co., Inc.	3,211	33,940
Marcus Corp. (The)	548	17,289
New Media Investment Group, Inc.	1,687	28,173
Scholastic Corp.	784	35,272
World Wrestling Entertainment, Inc., Class A	1,138	65,879
		200,100
Metals & Mining - 0.8%
AK Steel Holding Corp.*	8,960	40,499
Century Aluminum Co.*	1,420	25,162
Haynes International, Inc.	356	15,159
Kaiser Aluminum Corp.	476	52,484
Materion Corp.	573	31,257
Olympic Steel, Inc.	260	6,014
SunCoke Energy, Inc.*	1,830	24,778
TimkenSteel Corp.*	1,114	19,528
		214,881
Mortgage Real Estate Investment Trusts (REITs) - 0.8%
Apollo Commercial Real Estate Finance, Inc.	3,133	58,243
ARMOUR Residential REIT, Inc.	1,193	27,642
Capstead Mortgage Corp.	2,663	24,366
Invesco Mortgage Capital, Inc.	3,176	51,547
New York Mortgage Trust, Inc.	3,184	19,613
PennyMac Mortgage Investment Trust	1,727	32,329
		213,740
Multiline Retail - 0.4%
Fred’s, Inc., Class A	1,022	1,441
JC Penney Co., Inc.*	8,881	21,492
Ollie’s Bargain Outlet Holdings, Inc.*	1,403	99,192
		122,125
Multi-Utilities - 0.3%
Avista Corp.	1,867	97,906

Oil, Gas & Consumable Fuels - 1.6%
Carrizo Oil & Gas, Inc.*	2,202	55,623
Cloud Peak Energy, Inc.*	2,135	7,729
CONSOL Energy, Inc.*	719	31,679
Denbury Resources, Inc.*	11,410	48,493
Green Plains, Inc.	1,098	23,442
HighPoint Resources Corp.*	2,821	20,142
Par Pacific Holdings, Inc.*	717	12,770
PDC Energy, Inc.*	1,876	113,479
Renewable Energy Group, Inc.*	972	17,350
REX American Resources Corp.*	165	12,543
Ring Energy, Inc.*	1,547	21,364
SRC Energy, Inc.*	6,882	89,053
		453,667
Paper & Forest Products - 0.9%
Boise Cascade Co.	1,096	52,279
Clearwater Paper Corp.*	467	11,231
KapStone Paper and Packaging Corp.	2,494	85,794
Neenah, Inc.	481	39,033
PH Glatfelter Co.	1,243	21,740
Schweitzer-Mauduit International, Inc.	875	38,334
		248,411
Personal Products - 0.3%
Avon Products, Inc.*	12,533	22,559
Inter Parfums, Inc.	488	26,011
Medifast, Inc.	298	43,654
		92,224
Pharmaceuticals - 1.1%
Amphastar Pharmaceuticals, Inc.*	1,007	15,911
ANI Pharmaceuticals, Inc.*	256	16,202
Corcept Therapeutics, Inc.*	2,714	50,209
Depomed, Inc.*	1,804	11,221
Innoviva, Inc.*	1,971	29,151
Lannett Co., Inc.*	862	14,266
Medicines Co. (The)*	1,835	62,133
Phibro Animal Health Corp., Class A	557	25,176
Supernus Pharmaceuticals, Inc.*	1,467	82,666
		306,935
Professional Services - 2.1%
ASGN, Inc.*	1,395	107,415
Exponent, Inc.	734	72,152
Forrester Research, Inc.	281	11,872
FTI Consulting, Inc.*	1,066	66,081
Heidrick & Struggles International, Inc.	534	20,185
Insperity, Inc.	1,051	96,692
Kelly Services, Inc., Class A	866	19,407
Korn/Ferry International	1,607	87,871
Navigant Consulting, Inc.*	1,282	31,230
Resources Connection, Inc.	840	13,986
TrueBlue, Inc.*	1,169	30,160
WageWorks, Inc.*	1,130	53,619
		610,670
Real Estate Management & Development - 0.2%
HFF, Inc., Class A	1,047	35,305
RE/MAX Holdings, Inc., Class A	504	26,258
		61,563
Road & Rail - 0.5%
ArcBest Corp.	729	34,591
Heartland Express, Inc.	1,423	26,582
Marten Transport Ltd.	1,102	25,125
Roadrunner Transportation Systems, Inc.*	894	1,618
Saia, Inc.*	730	60,152
		148,068
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Energy Industries, Inc.*	1,127	73,852
Axcelis Technologies, Inc.*	912	19,380
Brooks Automation, Inc.	2,005	65,523
Cabot Microelectronics Corp.	728	82,388
CEVA, Inc.*	632	21,298
Cohu, Inc.	812	19,504
Diodes, Inc.*	1,091	37,356
DSP Group, Inc.*	636	8,141
FormFactor, Inc.*	2,064	27,967
Kopin Corp.*	1,738	6,135
Kulicke & Soffa Industries, Inc.*	2,010	48,401
MaxLinear, Inc.*	1,735	31,837
Nanometrics, Inc.*	677	28,414
PDF Solutions, Inc.*	782	9,884
Photronics, Inc.*	1,974	17,174
Power Integrations, Inc.	850	63,878
Rambus, Inc.*	3,127	42,089
Rudolph Technologies, Inc.*	899	30,116
Semtech Corp.*	1,889	91,428

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
SolarEdge Technologies, Inc.*	1,029	57,470
Ultra Clean Holdings, Inc.*	1,095	19,294
Veeco Instruments, Inc.*	1,375	23,444
Xperi Corp.	1,404	27,729
		852,702
Software - 1.4%
8x8, Inc.*	2,624	49,069
Agilysys, Inc.*	438	6,228
Bottomline Technologies de, Inc.*	990	47,084
Ebix, Inc.	628	46,849
MicroStrategy, Inc., Class A*	268	34,725
Monotype Imaging Holdings, Inc.	1,184	25,574
Progress Software Corp.	1,321	50,039
Qualys, Inc.*	923	71,025
TiVo Corp.	3,494	50,314
VASCO Data Security International, Inc.*	858	18,576
		399,483
Specialty Retail - 3.0%
Abercrombie & Fitch Co., Class A	1,936	46,174
Asbury Automotive Group, Inc.*	528	36,722
Ascena Retail Group, Inc.*	4,854	15,824
Barnes & Noble Education, Inc.*	1,069	6,778
Barnes & Noble, Inc.	1,615	9,448
Big 5 Sporting Goods Corp.	569	4,666
Buckle, Inc. (The)	806	20,352
Caleres, Inc.	1,224	43,403
Cato Corp. (The), Class A	663	15,136
Chico’s FAS, Inc.	3,638	30,778
Children’s Place, Inc. (The)	468	60,255
DSW, Inc., Class A	2,056	49,097
Express, Inc.*	2,242	19,079
Finish Line, Inc. (The), Class A	1,148	15,624
Francesca’s Holdings Corp.*	1,029	6,081
Genesco, Inc.*	566	24,734
Group 1 Automotive, Inc.	559	39,275
Guess?, Inc.	1,687	33,065
Haverty Furniture Cos., Inc.	553	11,060
Hibbett Sports, Inc.*	543	14,362
Kirkland’s, Inc.*	455	5,838
Lithia Motors, Inc., Class A	684	66,861
Lumber Liquidators Holdings, Inc.*	810	17,140
MarineMax, Inc.*	629	14,750
Monro, Inc.	933	52,341
Rent-A-Center, Inc.	1,520	14,425
Restoration Hardware Holdings, Inc.*	541	52,872
Shoe Carnival, Inc.	323	10,404
Sleep Number Corp.*	1,095	30,627
Sonic Automotive, Inc., Class A	683	14,548
Tailored Brands, Inc.	1,402	46,000
Tile Shop Holdings, Inc.	981	7,063
Vitamin Shoppe, Inc.*	688	3,509
Zumiez, Inc.*	517	12,537
		850,828
Technology Hardware, Storage & Peripherals - 0.6%
3D Systems Corp.*	3,242	40,071
Cray, Inc.*	1,151	28,660
Diebold Nixdorf, Inc.	2,161	24,852
Electronics For Imaging, Inc.*	1,300	43,459
Super Micro Computer, Inc.*	1,081	26,052
		163,094
Textiles, Apparel & Luxury Goods - 1.3%
Crocs, Inc.*	1,959	34,949
Fossil Group, Inc.*	1,233	26,978
G-III Apparel Group Ltd.*	1,187	49,735
Movado Group, Inc.	441	21,653
Oxford Industries, Inc.	479	39,527
Perry Ellis International, Inc.*	356	9,790
Steven Madden Ltd.	1,506	79,592
Unifi, Inc.*	483	15,219
Vera Bradley, Inc.*	535	6,233
Wolverine World Wide, Inc.	2,732	91,604
		375,280
Thrifts & Mortgage Finance - 1.3%
BofI Holding, Inc.*	1,566	64,535
Dime Community Bancshares, Inc.	874	17,786
HomeStreet, Inc.*	766	20,529
Meta Financial Group, Inc.	258	29,193
NMI Holdings, Inc., Class A*	1,644	27,372
Northfield Bancorp, Inc.	1,327	21,683
Northwest Bancshares, Inc.	2,921	50,358
Oritani Financial Corp.	1,120	17,808
Provident Financial Services, Inc.	1,731	48,364
TrustCo Bank Corp.	2,743	23,864
Walker & Dunlop, Inc.	798	44,784
		366,276
Tobacco - 0.2%
Universal Corp.	712	47,099

Trading Companies & Distributors - 0.6%
Applied Industrial Technologies, Inc.	1,101	76,795
DXP Enterprises, Inc.*	451	17,598
Kaman Corp.	791	55,979
Veritiv Corp.*	317	10,540
		160,912
Water Utilities - 0.4%
American States Water Co.	1,046	58,869
California Water Service Group	1,365	54,941
		113,810
Wireless Telecommunication Services - 0.0%(b)
Spok Holdings, Inc.	570	8,778

TOTAL COMMON STOCKS (Cost $24,855,563)		23,019,377

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 2.6%

REPURCHASE AGREEMENTS(c) - 2.6%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $748,660 (Cost $748,625)	748,625	748,625

Total Investments - 83.7% (Cost $ 25,604,188)		23,768,002
Other Assets Less Liabilities - 16.3%		4,639,003
Net Assets - 100.0%		28,407,005

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $2,075,003.

(b)         Represents less than 0.05% of net assets.

(c)          The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

See accompanying notes to the financial statements.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,151,290
Aggregate gross unrealized depreciation	(2,818,157)
Net unrealized appreciation	$2,333,133
Federal income tax cost	$25,647,393

Swap Agreements(1)

Ultra SmallCap600 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
12,754,476	11/6/2019	Bank of America NA	2.20%	S&P SmallCap 600®	1,237,352	(1,237,352)	—	—
6,770,411	11/6/2019	Citibank NA	2.10%	S&P SmallCap 600®	458,723	(312,132)	—	146,591
4,165,301	11/6/2019	Credit Suisse International	2.13%	S&P SmallCap 600®	41,144	—	—	41,144
2,178,857	11/6/2019	Deutsche Bank AG	1.95%	S&P SmallCap 600®	(53,912)	8,346	45,566	—
2,608,494	11/6/2019	Morgan Stanley & Co. International plc	2.08%	S&P SmallCap 600®	423,743	(379,000)	—	44,743
2,624,462	11/6/2019	Societe Generale	2.33%	S&P SmallCap 600®	447,631	(179,702)	(250,000)	17,929
2,692,701	11/6/2019	UBS AG	2.23%	S&P SmallCap 600®	1,657,843	(1,519,228)	—	138,615

33,794,702					4,212,524
				Total Appreciation	4,266,436
				Total Depreciation	(53,912)

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

See accompanying notes to the financial statements.

UltraPro MidCap400

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 82.7%

Aerospace & Defense - 1.2%
Curtiss-Wright Corp.	732	93,147
Esterline Technologies Corp.*	434	31,660
KLX, Inc.*	834	61,574
Orbital ATK, Inc.	960	128,371
Teledyne Technologies, Inc.*	593	119,466
		434,218
Airlines - 0.3%
JetBlue Airways Corp.*	5,339	100,854

Auto Components - 0.7%
Cooper Tire & Rubber Co.	844	21,691
Dana, Inc.	2,410	53,743
Delphi Technologies plc	1,470	73,647
Gentex Corp.	4,553	109,408
		258,489
Automobiles - 0.2%
Thor Industries, Inc.	814	75,376

Banks - 6.9%
Associated Banc-Corp.	2,829	78,080
BancorpSouth Bank	1,396	46,766
Bank of Hawaii Corp.	702	59,621
Bank of the Ozarks, Inc.	2,015	95,793
Cathay General Bancorp	1,264	53,328
Chemical Financial Corp.	1,183	66,390
Commerce Bancshares, Inc.	1,558	100,616
Cullen/Frost Bankers, Inc.	961	109,775
East West Bancorp, Inc.	2,398	166,613
First Horizon National Corp.	5,422	100,524
FNB Corp.	5,365	71,086
Fulton Financial Corp.	2,909	50,762
Hancock Whitney Corp.	1,415	71,104
Home BancShares, Inc.	2,623	60,381
International Bancshares Corp.	898	38,794
MB Financial, Inc.	1,394	68,850
PacWest Bancorp	2,087	110,736
Pinnacle Financial Partners, Inc.	1,228	82,337
Prosperity Bancshares, Inc.	1,158	83,874
Signature Bank*	890	113,466
Sterling Bancorp	3,727	91,498
Synovus Financial Corp.	1,968	106,488
TCF Financial Corp.	2,835	74,589
Texas Capital Bancshares, Inc.*	825	79,489
Trustmark Corp.	1,124	36,159
UMB Financial Corp.	732	56,401
Umpqua Holdings Corp.	3,656	86,062
United Bankshares, Inc.	1,743	63,532
Valley National Bancorp	4,391	55,810
Webster Financial Corp.	1,529	98,009
Wintrust Financial Corp.	933	85,939
		2,462,872
Beverages - 0.1%
Boston Beer Co., Inc. (The), Class A*	146	37,062

Biotechnology - 0.2%
United Therapeutics Corp.*	717	76,418

Building Products - 0.3%
Lennox International, Inc.	624	126,865

Capital Markets - 2.6%
Eaton Vance Corp.	1,992	107,170
Evercore, Inc., Class A	685	71,514
FactSet Research Systems, Inc.	648	130,254
Federated Investors, Inc., Class B	1,575	38,225
Interactive Brokers Group, Inc., Class A	1,186	86,317
Janus Henderson Group plc	2,992	92,423
Legg Mason, Inc.	1,403	52,290
MarketAxess Holdings, Inc.	624	133,318
SEI Investments Co.	2,165	138,084
Stifel Financial Corp.	1,192	70,089
		919,684
Chemicals - 2.3%
Ashland Global Holdings, Inc.	1,032	80,207
Cabot Corp.	1,025	61,756
Chemours Co. (The)	3,072	150,497
Minerals Technologies, Inc.	587	42,851
NewMarket Corp.	152	58,412
Olin Corp.	2,773	89,651
PolyOne Corp.	1,343	56,299
RPM International, Inc.	2,217	109,742
Scotts Miracle-Gro Co. (The)	661	56,271
Sensient Technologies Corp.	716	48,151
Valvoline, Inc.	3,319	67,840
		821,677
Commercial Services & Supplies - 1.7%
Brink’s Co. (The)	839	66,491
Clean Harbors, Inc.*	854	45,262
Copart, Inc.*	3,348	183,571
Deluxe Corp.	794	52,833
Healthcare Services Group, Inc.	1,222	44,175
Herman Miller, Inc.	991	32,455
HNI Corp.	718	26,645
MSA Safety, Inc.	566	52,638
Pitney Bowes, Inc.	3,098	27,572
Rollins, Inc.	1,592	79,234
		610,876
Communications Equipment - 1.0%
ARRIS International plc*	2,888	73,009
Ciena Corp.*	2,394	55,182
InterDigital, Inc.	576	45,417
Lumentum Holdings, Inc.*	1,034	60,747
NetScout Systems, Inc.*	1,447	39,069
Plantronics, Inc.	548	39,922
ViaSat, Inc.*	908	56,850
		370,196
Construction & Engineering - 1.0%
AECOM*	2,640	87,120
Dycom Industries, Inc.*	517	48,164
EMCOR Group, Inc.	969	73,576
Granite Construction, Inc.	662	37,648
KBR, Inc.	2,327	42,863
Valmont Industries, Inc.	377	55,099
		344,470
Construction Materials - 0.2%
Eagle Materials, Inc.	806	87,354

Consumer Finance - 0.2%
SLM Corp.*	7,192	82,205

Containers & Packaging - 1.0%
AptarGroup, Inc.	1,031	95,182
Bemis Co., Inc.	1,508	63,788
Greif, Inc., Class A	431	25,132
Owens-Illinois, Inc.*	2,705	50,313
Silgan Holdings, Inc.	1,227	33,399
Sonoco Products Co.	1,651	84,416
		352,230

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Distributors - 0.3%
Pool Corp.	669	95,613

Diversified Consumer Services - 0.7%
Adtalem Global Education, Inc.*	1,001	47,798
Graham Holdings Co., Class B	77	44,725
Service Corp. International	3,069	112,602
Sotheby’s*	617	33,824
		238,949
Electric Utilities - 1.8%
ALLETE, Inc.	845	64,913
Great Plains Energy, Inc.	3,577	121,403
Hawaiian Electric Industries, Inc.	1,805	61,966
IDACORP, Inc.	835	77,121
OGE Energy Corp.	3,312	115,986
PNM Resources, Inc.	1,322	52,814
Westar Energy, Inc.	2,359	133,755
		627,958
Electrical Equipment - 0.8%
EnerSys	695	55,538
Hubbell, Inc.	906	97,567
nVent Electric plc*	2,743	74,280
Regal Beloit Corp.	735	58,396
		285,781
Electronic Equipment, Instruments & Components - 3.7%
Arrow Electronics, Inc.*	1,455	107,844
Avnet, Inc.	1,990	75,859
Belden, Inc.	695	38,406
Cognex Corp.	2,878	131,553
Coherent, Inc.*	411	68,657
Jabil, Inc.	2,907	82,210
Keysight Technologies, Inc.*	3,152	185,148
Littelfuse, Inc.	412	89,425
National Instruments Corp.	1,785	74,292
SYNNEX Corp.	485	51,808
Tech Data Corp.*	575	49,916
Trimble, Inc.*	4,119	136,174
VeriFone Systems, Inc.*	1,830	41,614
Vishay Intertechnology, Inc.	2,190	46,428
Zebra Technologies Corp., Class A*	884	135,703
		1,315,037
Energy Equipment & Services - 1.7%
Apergy Corp.*	1,277	55,154
Core Laboratories NV	731	90,776
Diamond Offshore Drilling, Inc.*	1,070	19,431
Dril-Quip, Inc.*	633	30,416
Ensco plc, Class A	7,233	47,014
McDermott International, Inc.*	2,960	64,321
Nabors Industries Ltd.	5,813	43,423
Oceaneering International, Inc.	1,633	38,914
Patterson-UTI Energy, Inc.	3,687	76,247
Rowan Cos. plc, Class A*	1,884	29,390
Superior Energy Services, Inc.*	2,558	27,959
Transocean Ltd.*	7,232	91,485
		614,530
Equity Real Estate Investment Trusts (REITs) - 7.2%
Alexander & Baldwin, Inc.	1,123	23,931
American Campus Communities, Inc.	2,266	90,867
Camden Property Trust	1,537	135,256
CoreCivic, Inc.	1,961	42,201
CoreSite Realty Corp.	567	60,193
Corporate Office Properties Trust	1,680	46,872
Cousins Properties, Inc.	6,967	65,629
CyrusOne, Inc.	1,595	88,331
DCT Industrial Trust, Inc.	1,555	101,277
Douglas Emmett, Inc.	2,645	101,806
Education Realty Trust, Inc.	1,257	45,931
EPR Properties	1,074	65,933
First Industrial Realty Trust, Inc.	1,994	65,662
GEO Group, Inc. (The)	2,058	51,038
Healthcare Realty Trust, Inc.	2,072	56,441
Highwoods Properties, Inc.	1,714	81,981
Hospitality Properties Trust	2,726	78,918
JBG SMITH Properties	1,550	57,180
Kilroy Realty Corp.	1,637	124,658
Lamar Advertising Co., Class A	1,391	96,285
LaSalle Hotel Properties	1,878	64,415
Liberty Property Trust	2,446	108,138
Life Storage, Inc.	773	71,518
Mack-Cali Realty Corp.	1,495	29,556
Medical Properties Trust, Inc.	6,049	82,085
National Retail Properties, Inc.	2,554	105,812
Omega Healthcare Investors, Inc.	3,294	100,961
PotlatchDeltic Corp.	997	50,348
Quality Care Properties, Inc.*	1,556	32,598
Rayonier, Inc.	2,141	83,221
Sabra Health Care REIT, Inc.	2,957	61,299
Senior Housing Properties Trust	3,943	69,633
Tanger Factory Outlet Centers, Inc.	1,569	33,718
Taubman Centers, Inc.	1,011	55,190
Uniti Group, Inc.	2,735	57,353
Urban Edge Properties	1,756	38,404
Weingarten Realty Investors	1,982	58,112
		2,582,751
Food & Staples Retailing - 0.4%
Casey’s General Stores, Inc.	623	60,307
Sprouts Farmers Market, Inc.*	2,053	44,550
United Natural Foods, Inc.*	835	38,059
		142,916
Food Products - 1.7%
Flowers Foods, Inc.	3,074	62,402
Hain Celestial Group, Inc. (The)*	1,725	44,022
Ingredion, Inc.	1,197	133,334
Lamb Weston Holdings, Inc.	2,424	154,530
Lancaster Colony Corp.	324	40,856
Post Holdings, Inc.*	1,087	83,558
Sanderson Farms, Inc.	334	32,692
Tootsie Roll Industries, Inc.	322	9,370
TreeHouse Foods, Inc.*	937	44,892
		605,656
Gas Utilities - 1.8%
Atmos Energy Corp.	1,840	164,146
National Fuel Gas Co.	1,424	74,959
New Jersey Resources Corp.	1,454	64,558
ONE Gas, Inc.	866	64,993
Southwest Gas Holdings, Inc.	799	60,484
UGI Corp.	2,870	144,849
WGL Holdings, Inc.	853	75,235
		649,224
Health Care Equipment & Supplies - 2.8%
Cantel Medical Corp.	589	64,254
Globus Medical, Inc., Class A*	1,203	66,827
Halyard Health, Inc.*	778	42,712
Hill-Rom Holdings, Inc.	1,097	100,924
ICU Medical, Inc.*	251	73,054
LivaNova plc*	720	67,716
Masimo Corp.*	788	78,051
NuVasive, Inc.*	850	43,571
STERIS plc	1,407	146,103
Teleflex, Inc.	747	199,568
West Pharmaceutical Services, Inc.	1,228	114,204
		996,984

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Health Care Providers & Services - 1.6%
Acadia Healthcare Co., Inc.*	1,356	54,498
Encompass Health Corp.	1,628	105,413
LifePoint Health, Inc.*	647	34,194
MEDNAX, Inc.*	1,556	71,342
Molina Healthcare, Inc.*	762	64,717
Patterson Cos., Inc.	1,354	28,326
Tenet Healthcare Corp.*	1,343	47,582
WellCare Health Plans, Inc.*	739	163,814
		569,886
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	3,001	37,963
Medidata Solutions, Inc.*	982	75,771
		113,734
Hotels, Restaurants & Leisure - 3.0%
Boyd Gaming Corp.	1,364	51,491
Brinker International, Inc.	727	31,792
Cheesecake Factory, Inc. (The)	709	36,733
Churchill Downs, Inc.	188	56,287
Cracker Barrel Old Country Store, Inc.	399	62,527
Domino’s Pizza, Inc.	725	182,323
Dunkin’ Brands Group, Inc.	1,364	87,337
ILG, Inc.	1,751	59,954
International Speedway Corp., Class A	406	16,930
Jack in the Box, Inc.	490	39,528
Papa John’s International, Inc.	406	20,848
Scientific Games Corp.*	880	52,184
Six Flags Entertainment Corp.	1,305	84,199
Texas Roadhouse, Inc.	1,089	67,486
Wendy’s Co. (The)	2,979	47,992
Wyndham Worldwide Corp.	1,654	179,360
		1,076,971
Household Durables - 1.3%
Helen of Troy Ltd.*	447	40,141
KB Home	1,401	36,902
NVR, Inc.*	56	167,470
Tempur Sealy International, Inc.*	765	35,289
Toll Brothers, Inc.	2,371	93,631
TRI Pointe Group, Inc.*	2,508	43,288
Tupperware Brands Corp.	847	35,710
		452,431
Household Products - 0.2%
Energizer Holdings, Inc.	989	60,072

Industrial Conglomerates - 0.3%
Carlisle Cos., Inc.	1,024	109,967

Insurance - 3.6%
Alleghany Corp.	254	144,922
American Financial Group, Inc.	1,145	125,813
Aspen Insurance Holdings Ltd.	987	42,836
Brown & Brown, Inc.	3,794	105,397
CNO Financial Group, Inc.	2,768	55,415
First American Financial Corp.	1,837	95,671
Genworth Financial, Inc., Class A*	8,281	28,487
Hanover Insurance Group, Inc. (The)	705	85,474
Kemper Corp.	812	62,889
Mercury General Corp.	606	28,549
Old Republic International Corp.	4,156	87,193
Primerica, Inc.	734	72,189
Reinsurance Group of America, Inc.	1,070	159,901
RenaissanceRe Holdings Ltd.	664	81,519
WR Berkley Corp.	1,592	121,740
		1,297,995
Internet Software & Services - 0.5%
Cars.com, Inc.*	1,186	30,457
j2 Global, Inc.	814	68,734
LogMeIn, Inc.	870	93,873
		193,064
IT Services - 3.0%
Acxiom Corp.*	1,314	38,487
Broadridge Financial Solutions, Inc.	1,934	223,280
Convergys Corp.	1,519	35,909
CoreLogic, Inc.*	1,353	70,938
Jack Henry & Associates, Inc.	1,281	160,202
Leidos Holdings, Inc.	2,362	141,862
MAXIMUS, Inc.	1,083	65,955
Sabre Corp.	3,737	91,594
Science Applications International Corp.	710	62,799
Teradata Corp.*	2,025	80,737
WEX, Inc.*	664	116,738
		1,088,501
Leisure Products - 0.6%
Brunswick Corp.	1,453	92,411
Polaris Industries, Inc.	973	108,879
		201,290
Life Sciences Tools & Services - 1.1%
Bio-Rad Laboratories, Inc., Class A*	336	96,475
Bio-Techne Corp.	622	93,499
Charles River Laboratories International, Inc.*	786	84,511
PRA Health Sciences, Inc.*	830	70,467
Syneos Health, Inc.*	936	40,248
		385,200
Machinery - 4.1%
AGCO Corp.	1,094	69,579
Crane Co.	841	69,896
Donaldson Co., Inc.	2,154	101,669
Graco, Inc.	2,811	127,619
IDEX Corp.	1,271	176,262
ITT, Inc.	1,459	75,314
Kennametal, Inc.	1,353	50,372
Lincoln Electric Holdings, Inc.	1,023	91,661
Nordson Corp.	845	106,157
Oshkosh Corp.	1,239	90,137
Terex Corp.	1,211	47,931
Timken Co. (The)	1,136	53,733
Toro Co. (The)	1,777	103,066
Trinity Industries, Inc.	2,503	86,329
Wabtec Corp.	1,418	138,269
Woodward, Inc.	916	69,405
		1,457,399
Marine - 0.2%
Kirby Corp.*	891	80,814

Media - 1.2%
AMC Networks, Inc., Class A*	761	43,506
Cable One, Inc.	77	49,991
Cinemark Holdings, Inc.	1,757	59,334
John Wiley & Sons, Inc., Class A	736	49,901
Live Nation Entertainment, Inc.*	2,244	95,662
Meredith Corp.	658	33,130
New York Times Co. (The), Class A	2,122	48,276
TEGNA, Inc.	3,576	37,083
		416,883

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Metals & Mining - 2.0%
Allegheny Technologies, Inc.*	2,085	59,464
Carpenter Technology Corp.	778	46,633
Commercial Metals Co.	1,934	45,720
Compass Minerals International, Inc.	562	36,755
Reliance Steel & Aluminum Co.	1,207	112,939
Royal Gold, Inc.	1,085	97,281
Steel Dynamics, Inc.	3,915	193,518
United States Steel Corp.	2,918	107,587
Worthington Industries, Inc.	725	34,764
		734,661
Multiline Retail - 0.2%
Big Lots, Inc.	698	28,555
Dillard’s, Inc., Class A	341	27,768
		56,323
Multi-Utilities - 0.8%
Black Hills Corp.	887	51,588
MDU Resources Group, Inc.	3,239	90,044
NorthWestern Corp.	819	44,619
Vectren Corp.	1,377	97,299
		283,550
Oil, Gas & Consumable Fuels - 3.0%
Callon Petroleum Co.*	3,704	43,855
Chesapeake Energy Corp.*	15,082	67,417
CNX Resources Corp.*	3,341	53,991
Energen Corp.*	1,612	109,358
Gulfport Energy Corp.*	2,593	28,808
HollyFrontier Corp.	2,942	227,064
Matador Resources Co.*	1,716	48,168
Murphy Oil Corp.	2,690	82,717
Oasis Petroleum, Inc.*	4,390	57,202
PBF Energy, Inc., Class A	1,836	86,622
QEP Resources, Inc.*	3,996	48,312
SM Energy Co.	1,705	44,671
Southwestern Energy Co.*	8,477	40,096
World Fuel Services Corp.	1,123	23,448
WPX Energy, Inc.*	6,606	120,295
		1,082,024
Paper & Forest Products - 0.3%
Domtar Corp.	1,041	50,041
Louisiana-Pacific Corp.	2,405	70,178
		120,219
Personal Products - 0.3%
Edgewell Personal Care Co.*	896	39,173
Nu Skin Enterprises, Inc., Class A	923	75,585
		114,758
Pharmaceuticals - 0.5%
Akorn, Inc.*	1,559	21,779
Catalent, Inc.*	2,212	86,843
Endo International plc*	3,334	20,971
Mallinckrodt plc*	1,433	24,146
Prestige Brands Holdings, Inc.*	880	29,419
		183,158
Professional Services - 0.5%
Dun & Bradstreet Corp. (The)	614	75,405
ManpowerGroup, Inc.	1,097	98,730
		174,135
Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.	753	123,311

Road & Rail - 1.6%
Avis Budget Group, Inc.*	1,182	46,086
Genesee & Wyoming, Inc., Class A*	1,028	80,297
Knight-Swift Transportation Holdings, Inc.	2,129	86,608
Landstar System, Inc.	697	79,040
Old Dominion Freight Line, Inc.	1,135	177,014
Ryder System, Inc.	878	58,896
Werner Enterprises, Inc.	744	29,165
		557,106
Semiconductors & Semiconductor Equipment - 2.4%
Cirrus Logic, Inc.*	1,052	39,429
Cree, Inc.*	1,628	75,897
Cypress Semiconductor Corp.	5,889	96,933
First Solar, Inc.*	1,353	91,476
Integrated Device Technology, Inc.*	2,194	72,929
MKS Instruments, Inc.	905	101,541
Monolithic Power Systems, Inc.	643	84,754
Silicon Laboratories, Inc.*	709	74,870
Synaptics, Inc.*	573	24,089
Teradyne, Inc.	3,241	122,866
Versum Materials, Inc.	1,807	72,226
		857,010
Software - 2.9%
ACI Worldwide, Inc.*	1,924	46,465
Blackbaud, Inc.	797	77,684
CDK Global, Inc.	2,099	135,071
CommVault Systems, Inc.*	693	47,367
Fair Isaac Corp.*	499	91,831
Fortinet, Inc.*	2,397	146,648
Manhattan Associates, Inc.*	1,127	49,047
PTC, Inc.*	1,929	166,357
Tyler Technologies, Inc.*	586	135,729
Ultimate Software Group, Inc. (The)*	483	126,618
		1,022,817
Specialty Retail - 1.7%
Aaron’s, Inc.	1,023	40,695
American Eagle Outfitters, Inc.	2,794	62,027
AutoNation, Inc.*	989	45,158
Bed Bath & Beyond, Inc.	2,362	42,894
Dick’s Sporting Goods, Inc.	1,373	50,252
Five Below, Inc.*	917	64,841
GameStop Corp., Class A	1,681	22,189
Michaels Cos., Inc. (The)*	1,834	33,672
Murphy USA, Inc.*	524	34,982
Office Depot, Inc.	8,540	20,154
Sally Beauty Holdings, Inc.*	2,075	31,416
Signet Jewelers Ltd.	1,003	43,129
Urban Outfitters, Inc.*	1,329	55,207
Williams-Sonoma, Inc.	1,285	71,150
		617,766
Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp.*	1,965	59,146

Textiles, Apparel & Luxury Goods - 0.6%
Carter’s, Inc.	784	85,464
Deckers Outdoor Corp.*	526	59,522
Skechers U.S.A., Inc., Class A*	2,251	65,414
		210,400
Thrifts & Mortgage Finance - 0.5%
LendingTree, Inc.*	128	33,139
New York Community Bancorp, Inc.	8,133	94,262
Washington Federal, Inc.	1,433	46,501
		173,902
Trading Companies & Distributors - 0.7%
GATX Corp.	630	45,297
MSC Industrial Direct Co., Inc., Class A	747	68,597
NOW, Inc.*	1,786	25,111

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Watsco, Inc.	531	97,715
		236,720
Water Utilities - 0.3%
Aqua America, Inc.	2,949	102,330

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	1,534	39,194

TOTAL COMMON STOCKS (Cost $31,487,255)		29,568,982

	Principal Amount ($)

SHORT-TERM INVESTMENTS - 7.1%

REPURCHASE AGREEMENTS(b) - 7.1%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $2,528,665 (Cost $2,528,542)	2,528,542	2,528,542

Total Investments - 89.8% (Cost $34,015,797)		32,097,524
Other Assets Less Liabilities - 10.2%		3,656,666
Net Assets - 100.0%		35,754,190

*                 Non-income producing security.

(a)         All or a portion of this security is segregated in connection with obligations for swaps with a total value of $7,721,697.

(b)         The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,050,292
Aggregate gross unrealized depreciation	(3,467,552)
Net unrealized appreciation	$582,740
Federal income tax cost	$34,047,487

Futures Contracts Purchased

UltraPro MidCap400 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P Midcap 400 E-Mini Index	9	6/15/2018	USD	$1,751,850	$82,331

See accompanying notes to the financial statements.

Swap Agreements(1)

UltraPro MidCap400 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
2,008,019	11/6/2019	Bank of America NA	2.33%	S&P MidCap 400®	(787,491)	752,255	35,236	—

43,932,443	11/6/2019	BNP Paribas SA	2.33%	S&P MidCap 400®	1,713,305	(1,712,094)	—	1,211

6,305,185	11/6/2019	Citibank NA	2.15%	S&P MidCap 400®	347,174	(312,859)	—	34,315

1,985,567	12/10/2019	Credit Suisse International	2.38%	S&P MidCap 400®	396,823	—	(320,000)	76,823

3,756,559	11/6/2019	Goldman Sachs International	1.95%	SPDR® S&P MidCap 400® ETF Trust	192,063
5,449,062	11/6/2019	Goldman Sachs International	2.20%	S&P MidCap 400®	15,758
9,205,621					207,821	(207,821)	—	—
3,076,113	11/6/2019	Morgan Stanley & Co. International plc	2.23%	S&P MidCap 400®	342,753	(339,000)	—	3,753

2,992,469	11/6/2019	Societe Generale	2.23%	S&P MidCap 400®	161,350	—	—	161,350

6,436,215	11/6/2019	UBS AG	2.38%	S&P MidCap 400®	68,637	—	—	68,637

75,941,632					2,450,372
				Total Appreciation	3,237,863
				Total Depreciation	(787,491)

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviations

USD   U.S. Dollar

See accompanying notes to the financial statements.

UltraPro Russell2000

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 65.2%

Aerospace & Defense - 0.9%
AAR Corp.	1,457	65,113
Aerojet Rocketdyne Holdings, Inc.*	3,098	89,656
Aerovironment, Inc.*	940	54,389
Astronics Corp.*	935	32,912
Axon Enterprise, Inc.*	2,333	148,566
Cubic Corp.	1,129	78,522
Curtiss-Wright Corp.	1,981	252,082
Ducommun, Inc.*	470	15,867
Engility Holdings, Inc.*	807	25,372
Esterline Technologies Corp.*	1,171	85,425
KeyW Holding Corp. (The)*	2,156	20,374
KLX, Inc.*	2,257	166,634
Kratos Defense & Security Solutions, Inc.*	3,833	42,891
Mercury Systems, Inc.*	2,098	77,479
Moog, Inc., Class A	1,427	116,343
National Presto Industries, Inc.	222	25,064
Sparton Corp.*	431	7,995
Triumph Group, Inc.	2,186	46,343
Vectrus, Inc.*	496	15,907
		1,366,934
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc.*	2,633	55,293
Atlas Air Worldwide Holdings, Inc.*	1,041	70,944
Echo Global Logistics, Inc.*	1,182	32,860
Forward Air Corp.	1,323	78,480
Hub Group, Inc., Class A*	1,461	72,977
Park-Ohio Holdings Corp.	395	15,583
Radiant Logistics, Inc.*	1,675	6,784
		332,921
Airlines - 0.2%
Allegiant Travel Co.	567	85,815
Hawaiian Holdings, Inc.	2,270	83,990
SkyWest, Inc.	2,271	129,447
		299,252
Auto Components - 0.6%
American Axle & Manufacturing Holdings, Inc.*	4,421	69,940
Cooper Tire & Rubber Co.	2,305	59,239
Cooper-Standard Holdings, Inc.*	772	95,882
Dana, Inc.	6,510	145,173
Dorman Products, Inc.*	1,206	77,811
Fox Factory Holding Corp.*	1,568	62,328
Gentherm, Inc.*	1,640	58,056
Horizon Global Corp.*	1,113	7,401
LCI Industries	1,084	95,067
Modine Manufacturing Co.*	2,213	39,834
Motorcar Parts of America, Inc.*	853	18,297
Shiloh Industries, Inc.*	647	6,716
Standard Motor Products, Inc.	965	43,666
Stoneridge, Inc.*	1,205	37,994
Superior Industries International, Inc.	1,103	19,303
Tenneco, Inc.	2,283	100,863
Tower International, Inc.	886	26,048
		963,618
Automobiles - 0.0%(b)
Winnebago Industries, Inc.	1,412	51,185

Banks - 6.7%
1st Source Corp.	721	38,343
Access National Corp.	666	19,068
ACNB Corp.	309	9,734
Allegiance Bancshares, Inc.*	513	22,341
American National Bankshares, Inc.	365	14,491
Ameris Bancorp	1,626	90,568
Ames National Corp.	382	11,556
Arrow Financial Corp.	531	19,859
Atlantic Capital Bancshares, Inc.*	934	19,614
Banc of California, Inc.	1,946	37,752
BancFirst Corp.	753	44,992
Bancorp, Inc. (The)*	2,200	24,904
BancorpSouth Bank	3,811	127,669
Bank of Commerce Holdings	692	8,235
Bank of Marin Bancorp	301	23,328
Bank of NT Butterfield & Son Ltd. (The)	2,409	115,030
Bankwell Financial Group, Inc.	269	8,336
Banner Corp.	1,456	87,287
Bar Harbor Bankshares	672	20,254
BCB Bancorp, Inc.	564	8,798
Berkshire Hills Bancorp, Inc.	1,787	70,229
Blue Hills Bancorp, Inc.	1,066	21,746
Boston Private Financial Holdings, Inc.	3,732	63,444
Bridge Bancorp, Inc.	843	31,149
Brookline Bancorp, Inc.	3,361	61,170
Bryn Mawr Bank Corp.	851	39,954
BSB Bancorp, Inc.*	375	12,694
Byline Bancorp, Inc.*	753	16,280
C&F Financial Corp.	146	8,818
Cadence Bancorp	1,302	38,031
Camden National Corp.	686	31,364
Capital City Bank Group, Inc.	493	11,112
Capstar Financial Holdings, Inc.*	398	8,060
Carolina Financial Corp.	847	37,073
Cathay General Bancorp	3,413	143,995
CBTX, Inc.	124	3,672
CenterState Bank Corp.	2,707	83,240
Central Pacific Financial Corp.	1,307	38,478
Central Valley Community Bancorp	444	9,528
Century Bancorp, Inc., Class A	131	10,467
Chemical Financial Corp.	3,174	178,125
Chemung Financial Corp.	142	7,455
Citizens & Northern Corp.	527	13,475
City Holding Co.	679	50,443
Civista Bancshares, Inc.	445	10,782
CNB Financial Corp.	662	20,118
CoBiz Financial, Inc.	1,723	38,457
Codorus Valley Bancorp, Inc.	383	11,490
Columbia Banking System, Inc.	3,229	137,297
Community Bank System, Inc.	2,200	131,736
Community Bankers Trust Corp.*	961	9,370
Community Financial Corp. (The)	177	6,512
Community Trust Bancorp, Inc.	688	35,122
ConnectOne Bancorp, Inc.	1,351	35,464
County Bancorp, Inc.	209	5,762
Customers Bancorp, Inc.*	1,293	39,191
CVB Financial Corp.	4,636	107,509
DNB Financial Corp.	140	5,047
Eagle Bancorp, Inc.*	1,411	85,436
Enterprise Bancorp, Inc.	424	17,002
Enterprise Financial Services Corp.	991	54,109
Equity Bancshares, Inc., Class A*	486	19,348
Evans Bancorp, Inc.	208	9,682
Farmers & Merchants Bancorp, Inc.	398	16,457

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Farmers Capital Bank Corp.	330	17,507
Farmers National Banc Corp.	1,149	18,154
FB Financial Corp.	582	23,815
FCB Financial Holdings, Inc., Class A*	1,642	100,080
Fidelity Southern Corp.	991	24,200
Financial Institutions, Inc.	668	21,276
First Bancorp, Inc.	456	13,215
First Bancorp/NC	1,258	52,345
First Bancorp/PR*	8,601	66,658
First Bancshares, Inc. (The)	467	16,041
First Busey Corp.	1,825	58,601
First Business Financial Services, Inc.	368	9,524
First Citizens BancShares, Inc., Class A	332	145,844
First Commonwealth Financial Corp.	4,332	67,969
First Community Bancshares, Inc.	743	25,596
First Connecticut Bancorp, Inc.	631	16,185
First Financial Bancorp	4,294	135,046
First Financial Bankshares, Inc.	2,839	149,331
First Financial Corp.	472	20,579
First Financial Northwest, Inc.	361	6,274
First Foundation, Inc.*	1,333	25,847
First Guaranty Bancshares, Inc.	202	5,456
First Internet Bancorp	357	12,602
First Interstate BancSystem, Inc., Class A	1,153	50,328
First Merchants Corp.	1,834	83,429
First Mid-Illinois Bancshares, Inc.	456	17,082
First Midwest Bancorp, Inc.	4,572	120,106
First Northwest Bancorp*	443	7,225
First of Long Island Corp. (The)	1,069	27,260
Flushing Financial Corp.	1,242	33,149
FNB Bancorp	241	9,117
Franklin Financial Network, Inc.*	535	19,554
Fulton Financial Corp.	7,678	133,981
German American Bancorp, Inc.	950	34,267
Glacier Bancorp, Inc.	3,505	136,660
Great Southern Bancorp, Inc.	487	28,003
Great Western Bancorp, Inc.	2,652	115,601
Green Bancorp, Inc.	1,089	24,448
Guaranty Bancorp	1,102	37,137
Guaranty Bancshares, Inc.	353	11,490
Hancock Whitney Corp.	3,773	189,593
Hanmi Financial Corp.	1,413	42,319
HarborOne Bancorp, Inc.*	591	10,904
Heartland Financial USA, Inc.	1,100	60,335
Heritage Commerce Corp.	1,621	27,654
Heritage Financial Corp.	1,318	42,374
Hilltop Holdings, Inc.	3,283	76,986
Home BancShares, Inc.	7,055	162,406
HomeTrust Bancshares, Inc.*	747	20,094
Hope Bancorp, Inc.	5,808	104,486
Horizon Bancorp, Inc.	1,028	32,248
Howard Bancorp, Inc.*	395	6,834
IBERIABANK Corp.	2,266	181,053
Independent Bank Corp./MA	1,213	95,039
Independent Bank Corp./MI	908	23,199
Independent Bank Group, Inc.	891	67,048
International Bancshares Corp.	2,452	105,926
Investar Holding Corp.	365	9,983
Investors Bancorp, Inc.	11,455	152,810
Lakeland Bancorp, Inc.	2,009	40,381
Lakeland Financial Corp.	1,083	52,840
LCNB Corp.	398	7,781
LegacyTexas Financial Group, Inc.	2,115	88,809
Live Oak Bancshares, Inc.	1,042	30,791
Macatawa Bank Corp.	1,163	14,061
MB Financial, Inc.	3,627	179,138
MBT Financial Corp.	800	8,480
Mercantile Bank Corp.	721	26,028
Metropolitan Bank Holding Corp.*	162	8,272
Middlefield Banc Corp.	118	6,248
Midland States Bancorp, Inc.	693	22,481
MidSouth Bancorp, Inc.	652	9,063
MidWestOne Financial Group, Inc.	499	16,632
MutualFirst Financial, Inc.	273	10,483
National Bank Holdings Corp., Class A	1,114	43,379
National Bankshares, Inc.	303	14,589
National Commerce Corp.*	536	24,683
NBT Bancorp, Inc.	1,912	72,847
Nicolet Bankshares, Inc.*	396	22,505
Northeast Bancorp	332	7,238
Northrim Bancorp, Inc.	303	12,029
Norwood Financial Corp.	256	7,992
OFG Bancorp	1,935	27,284
Ohio Valley Banc Corp.	184	9,016
Old Line Bancshares, Inc.	509	17,499
Old National Bancorp	6,015	107,969
Old Point Financial Corp.	164	4,376
Old Second Bancorp, Inc.	1,295	19,360
Opus Bank	895	26,492
Orrstown Financial Services, Inc.	332	8,615
Pacific Mercantile Bancorp*	692	6,782
Pacific Premier Bancorp, Inc.*	1,755	72,482
Park National Corp.	600	68,892
Parke Bancorp, Inc.	285	6,256
Peapack Gladstone Financial Corp.	797	27,497
Penns Woods Bancorp, Inc.	208	9,599
Peoples Bancorp of North Carolina, Inc.	207	6,576
Peoples Bancorp, Inc.	734	27,547
Peoples Financial Services Corp.	307	14,435
People’s Utah Bancorp	624	22,745
Preferred Bank	601	38,284
Premier Financial Bancorp, Inc.	421	9,430
QCR Holdings, Inc.	542	26,043
RBB Bancorp	365	11,092
Reliant Bancorp, Inc.	310	7,942
Renasant Corp.	2,027	97,134
Republic Bancorp, Inc., Class A	430	18,881
Republic First Bancorp, Inc.*	2,180	18,748
S&T Bancorp, Inc.	1,540	69,562
Sandy Spring Bancorp, Inc.	1,446	60,081
Seacoast Banking Corp. of Florida*	1,911	59,585
ServisFirst Bancshares, Inc.	2,070	86,961
Shore Bancshares, Inc.	558	10,535
Sierra Bancorp	601	16,972
Simmons First National Corp., Class A	3,709	118,688
SmartFinancial, Inc.*	320	7,619
South State Corp.	1,617	144,800
Southern First Bancshares, Inc.*	294	13,906
Southern National Bancorp of Virginia, Inc.	959	16,754
Southside Bancshares, Inc.	1,239	42,312
State Bank Financial Corp.	1,679	56,330
Sterling Bancorp	9,548	234,404
Stock Yards Bancorp, Inc.	976	38,747
Summit Financial Group, Inc.	491	12,658
Texas Capital Bancshares, Inc.*	2,231	214,957
Tompkins Financial Corp.	655	55,197

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Towne Bank	2,855	90,361
TriCo Bancshares	914	35,573
TriState Capital Holdings, Inc.*	999	25,674
Triumph Bancorp, Inc.*	783	32,142
Trustmark Corp.	3,021	97,186
Two River Bancorp	322	5,741
UMB Financial Corp.	2,026	156,103
Umpqua Holdings Corp.	9,920	233,517
Union Bankshares Corp.	2,505	102,956
Union Bankshares, Inc.	174	8,831
United Bankshares, Inc.	4,479	163,260
United Community Banks, Inc.	3,275	106,307
United Security Bancshares	581	6,217
Unity Bancorp, Inc.	345	7,987
Univest Corp. of Pennsylvania	1,280	37,248
Valley National Bancorp	11,566	147,004
Veritex Holdings, Inc.*	724	22,256
Washington Trust Bancorp, Inc.	670	40,870
WesBanco, Inc.	1,885	87,822
West Bancorporation, Inc.	713	17,789
Westamerica Bancorp	1,140	65,242
Wintrust Financial Corp.	2,483	228,709
		10,286,914
Beverages - 0.2%
Boston Beer Co., Inc. (The), Class A*	373	94,686
Castle Brands, Inc.*	4,012	5,095
Coca-Cola Bottling Co. Consolidated	210	26,756
Craft Brew Alliance, Inc.*	568	11,161
MGP Ingredients, Inc.	580	51,359
National Beverage Corp.	526	49,591
Primo Water Corp.*	1,132	19,222
		257,870
Biotechnology - 4.3%
Abeona Therapeutics, Inc.*	1,259	22,284
Acceleron Pharma, Inc.*	1,680	59,707
Achaogen, Inc.*	1,529	18,960
Achillion Pharmaceuticals, Inc.*	6,069	20,574
Acorda Therapeutics, Inc.*	1,939	50,899
Adamas Pharmaceuticals, Inc.*	770	22,053
Aduro Biotech, Inc.*	2,015	17,732
Advaxis, Inc.*	1,685	3,067
Agenus, Inc.*	3,403	11,400
Aileron Therapeutics, Inc.*	238	1,228
Aimmune Therapeutics, Inc.*	1,590	52,613
Akebia Therapeutics, Inc.*	2,002	19,660
Alder Biopharmaceuticals, Inc.*	2,836	49,488
Allena Pharmaceuticals, Inc.*	241	3,456
AMAG Pharmaceuticals, Inc.*	1,569	38,362
Amicus Therapeutics, Inc.*	8,345	141,030
AnaptysBio, Inc.*	798	62,084
Anavex Life Sciences Corp.*	1,764	4,851
Apellis Pharmaceuticals, Inc.*	494	10,083
Ardelyx, Inc.*	1,496	5,947
Arena Pharmaceuticals, Inc.*	2,144	98,024
ARMO BioSciences, Inc.*	307	15,350
Array BioPharma, Inc.*	8,912	145,711
Arsanis, Inc.*	207	3,565
Asterias Biotherapeutics, Inc.*	1,323	1,984
Atara Biotherapeutics, Inc.*	1,473	73,355
Athenex, Inc.*	341	5,463
Athersys, Inc.*	4,570	11,151
Audentes Therapeutics, Inc.*	898	34,034
Axovant Sciences Ltd.*	1,452	2,454
Bellicum Pharmaceuticals, Inc.*	1,214	9,809
BioCryst Pharmaceuticals, Inc.*	4,387	28,208
Biohaven Pharmaceutical Holding Co. Ltd.*	1,421	49,735
BioSpecifics Technologies Corp.*	252	10,902
BioTime, Inc.*	3,877	8,684
Bluebird Bio, Inc.*	2,191	392,299
Blueprint Medicines Corp.*	1,903	160,004
Calithera Biosciences, Inc.*	1,370	7,056
Calyxt, Inc.*	213	4,019
Cara Therapeutics, Inc.*	1,195	18,690
Catalyst Pharmaceuticals, Inc.*	3,917	15,041
Celcuity, Inc.*	124	2,354
Celldex Therapeutics, Inc.*	5,888	3,416
ChemoCentryx, Inc.*	1,104	14,330
Chimerix, Inc.*	2,108	9,634
Clovis Oncology, Inc.*	1,966	92,323
Coherus Biosciences, Inc.*	1,773	27,659
Conatus Pharmaceuticals, Inc.*	1,176	5,057
Concert Pharmaceuticals, Inc.*	801	16,364
Corbus Pharmaceuticals Holdings, Inc.*	2,199	13,634
Corvus Pharmaceuticals, Inc.*	377	5,176
Cue Biopharma, Inc.*	399	5,111
Curis, Inc.*	1,184	3,292
Cytokinetics, Inc.*	1,859	16,731
CytomX Therapeutics, Inc.*	1,302	33,422
Deciphera Pharmaceuticals, Inc.*	369	9,491
Denali Therapeutics, Inc.*	722	13,884
Dynavax Technologies Corp.*	2,723	43,023
Eagle Pharmaceuticals, Inc.*	361	24,335
Edge Therapeutics, Inc.*	888	828
Editas Medicine, Inc.*	1,660	63,611
Emergent BioSolutions, Inc.*	1,498	77,237
Enanta Pharmaceuticals, Inc.*	693	69,154
Epizyme, Inc.*	2,194	38,285
Esperion Therapeutics, Inc.*	776	29,868
Exact Sciences Corp.*	5,264	313,419
Fate Therapeutics, Inc.*	2,160	23,652
FibroGen, Inc.*	3,118	168,060
Five Prime Therapeutics, Inc.*	1,473	25,866
Flexion Therapeutics, Inc.*	1,466	39,743
Fortress Biotech, Inc.*	1,476	5,092
Foundation Medicine, Inc.*	646	64,051
G1 Therapeutics, Inc.*	603	26,116
Genocea Biosciences, Inc.*	3,690	3,433
Genomic Health, Inc.*	896	35,768
Geron Corp.*	6,655	26,953
Global Blood Therapeutics, Inc.*	1,742	83,877
Halozyme Therapeutics, Inc.*	5,342	98,293
Heron Therapeutics, Inc.*	2,430	79,218
Idera Pharmaceuticals, Inc.*	6,312	12,940
Immune Design Corp.*	1,433	6,449
ImmunoGen, Inc.*	4,471	51,238
Immunomedics, Inc.*	4,576	100,947
Inovio Pharmaceuticals, Inc.*	3,645	17,350
Insmed, Inc.*	3,426	95,448
Insys Therapeutics, Inc.*	1,093	7,126
Intellia Therapeutics, Inc.*	746	20,217
Invitae Corp.*	1,908	14,119
Iovance Biotherapeutics, Inc.*	3,298	48,151
Ironwood Pharmaceuticals, Inc.*	6,030	112,037
Jounce Therapeutics, Inc.*	646	7,268
Karyopharm Therapeutics, Inc.*	1,589	29,524
Keryx Biopharmaceuticals, Inc.*	4,009	21,127
Kindred Biosciences, Inc.*	1,139	11,618
Kura Oncology, Inc.*	963	16,034
La Jolla Pharmaceutical Co.*	782	24,398
Lexicon Pharmaceuticals, Inc.*	1,929	22,376
Ligand Pharmaceuticals, Inc.*	918	176,467

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Loxo Oncology, Inc.*	1,022	181,231
MacroGenics, Inc.*	1,518	34,504
Madrigal Pharmaceuticals, Inc.*	211	56,044
Matinas BioPharma Holdings, Inc.*	2,925	1,641
MediciNova, Inc.*	1,737	16,085
Merrimack Pharmaceuticals, Inc.*	575	5,043
Mersana Therapeutics, Inc.*	500	10,465
MiMedx Group, Inc.*	4,640	39,069
Minerva Neurosciences, Inc.*	1,187	10,446
Miragen Therapeutics, Inc.*	762	5,387
Momenta Pharmaceuticals, Inc.*	3,383	79,839
Myriad Genetics, Inc.*	2,921	106,646
NantKwest, Inc.*	1,323	4,842
Natera, Inc.*	1,430	16,674
NewLink Genetics Corp.*	1,301	6,843
Novavax, Inc.*	13,984	22,794
Novelion Therapeutics, Inc.*	677	2,843
Nymox Pharmaceutical Corp.*	1,412	4,970
Oncocyte Corp.*	171	556
Organovo Holdings, Inc.*	4,685	9,229
Ovid therapeutics, Inc.*	549	4,332
PDL BioPharma, Inc.*	6,824	18,220
Pieris Pharmaceuticals, Inc.*	1,792	10,071
Portola Pharmaceuticals, Inc.*	2,546	102,222
Progenics Pharmaceuticals, Inc.*	3,166	24,062
Protagonist Therapeutics, Inc.*	511	3,720
Prothena Corp. plc*	1,740	23,473
PTC Therapeutics, Inc.*	1,795	60,850
Puma Biotechnology, Inc.*	1,305	69,100
Ra Pharmaceuticals, Inc.*	723	4,989
Radius Health, Inc.*	1,713	48,820
Recro Pharma, Inc.*	609	3,319
REGENXBIO, Inc.*	1,244	67,425
Repligen Corp.*	1,681	73,426
Retrophin, Inc.*	1,760	49,298
Rhythm Pharmaceuticals, Inc.*	369	11,856
Rigel Pharmaceuticals, Inc.*	6,620	21,515
Sage Therapeutics, Inc.*	1,886	287,973
Sangamo Therapeutics, Inc.*	3,752	61,720
Sarepta Therapeutics, Inc.*	2,736	256,774
Selecta Biosciences, Inc.*	630	7,541
Seres Therapeutics, Inc.*	915	7,366
Solid Biosciences, Inc.*	405	8,740
Spark Therapeutics, Inc.*	1,236	98,620
Spectrum Pharmaceuticals, Inc.*	3,889	75,019
Spero Therapeutics, Inc.*	271	2,883
Stemline Therapeutics, Inc.*	1,190	23,383
Strongbridge Biopharma plc*	1,255	8,158
Syndax Pharmaceuticals, Inc.*	527	4,601
Synergy Pharmaceuticals, Inc.*	11,129	17,695
Syros Pharmaceuticals, Inc.*	691	8,589
TG Therapeutics, Inc.*	2,298	30,793
Tocagen, Inc.*	798	7,485
Trevena, Inc.*	2,620	4,899
Ultragenyx Pharmaceutical, Inc.*	1,995	146,034
Vanda Pharmaceuticals, Inc.*	1,971	34,690
VBI Vaccines, Inc.*	1,545	4,805
Veracyte, Inc.*	1,061	8,117
Versartis, Inc.*	1,478	2,069
Voyager Therapeutics, Inc.*	762	15,141
vTv Therapeutics, Inc., Class A*	316	562
XBiotech, Inc.*	863	3,711
Xencor, Inc.*	1,704	68,177
ZIOPHARM Oncology, Inc.*	5,880	28,812
		6,553,816
Building Products - 0.8%
AAON, Inc.	1,854	56,547
Advanced Drainage Systems, Inc.	1,613	46,777
American Woodmark Corp.*	623	64,231
Apogee Enterprises, Inc.	1,252	54,650
Armstrong Flooring, Inc.*	971	12,720
Builders FirstSource, Inc.*	4,942	96,764
Caesarstone Ltd.	1,016	15,900
Continental Building Products, Inc.*	1,700	51,425
CSW Industrials, Inc.*	647	31,444
Gibraltar Industries, Inc.*	1,421	56,343
Griffon Corp.	1,312	29,782
Insteel Industries, Inc.	815	25,493
JELD-WEN Holding, Inc.*	3,020	82,657
Masonite International Corp.*	1,271	84,013
NCI Building Systems, Inc.*	1,916	36,692
Patrick Industries, Inc.*	1,086	65,812
PGT Innovations, Inc.*	2,167	44,857
Quanex Building Products Corp.	1,565	26,292
Simpson Manufacturing Co., Inc.	1,847	116,934
Trex Co., Inc.*	1,324	156,007
Universal Forest Products, Inc.	2,686	98,791
		1,254,131
Capital Markets - 0.9%
Arlington Asset Investment Corp., Class A	1,234	14,117
Artisan Partners Asset Management, Inc., Class A	2,045	66,054
Associated Capital Group, Inc., Class A	174	6,751
B. Riley Financial, Inc.	930	19,716
BrightSphere Investment Group plc	3,375	52,346
Cohen & Steers, Inc.	954	37,139
Cowen, Inc.*	1,160	17,342
Diamond Hill Investment Group, Inc.	144	28,215
Donnelley Financial Solutions, Inc.*	1,498	23,009
Evercore, Inc., Class A	1,722	179,777
Fidus Investment Corp.	1	10
Financial Engines, Inc.	2,621	117,028
GAIN Capital Holdings, Inc.	1,532	12,608
GAMCO Investors, Inc., Class A	232	5,976
Greenhill & Co., Inc.	1,088	28,669
Hamilton Lane, Inc., Class A	630	29,459
Houlihan Lokey, Inc.	1,198	58,570
INTL. FCStone, Inc.*	678	33,900
Investment Technology Group, Inc.	1,472	32,296
Ladenburg Thalmann Financial Services, Inc.	4,608	16,451
Medley Management, Inc., Class A	235	975
Moelis & Co., Class A	1,397	82,772
Oppenheimer Holdings, Inc., Class A	432	12,161
Piper Jaffray Cos.	646	48,321
PJT Partners, Inc., Class A	810	44,769
Pzena Investment Management, Inc., Class A	756	6,796
Safeguard Scientifics, Inc.*	908	11,940
Silvercrest Asset Management Group, Inc., Class A	318	5,056
Stifel Financial Corp.	2,986	175,577
Value Line, Inc.	50	1,009
Virtu Financial, Inc., Class A	1,553	48,221
Virtus Investment Partners, Inc.	308	38,669
Waddell & Reed Financial, Inc., Class A	3,600	69,840
Westwood Holdings Group, Inc.	362	21,007

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
WisdomTree Investments, Inc.	5,164	56,597
		1,403,143
Chemicals - 1.3%
A Schulman, Inc.	1,281	56,044
Advanced Emissions Solutions, Inc.	887	9,837
AdvanSix, Inc.*	1,342	48,996
AgroFresh Solutions, Inc.*	987	6,978
American Vanguard Corp.	1,284	27,670
Balchem Corp.	1,418	136,738
Chase Corp.	319	37,945
Core Molding Technologies, Inc.	329	4,744
Ferro Corp.*	3,750	76,725
Flotek Industries, Inc.*	2,477	7,753
FutureFuel Corp.	1,121	15,100
GCP Applied Technologies, Inc.*	3,210	101,597
Hawkins, Inc.	431	13,512
HB Fuller Co.	2,260	116,503
Ingevity Corp.*	1,905	145,047
Innophos Holdings, Inc.	865	41,114
Innospec, Inc.	1,073	82,299
Intrepid Potash, Inc.*	4,296	19,246
KMG Chemicals, Inc.	585	39,107
Koppers Holdings, Inc.*	924	37,237
Kraton Corp.*	1,343	65,162
Kronos Worldwide, Inc.	1,016	25,136
LSB Industries, Inc.*	975	4,943
Minerals Technologies, Inc.	1,574	114,902
OMNOVA Solutions, Inc.*	1,935	19,737
PolyOne Corp.	3,601	150,954
PQ Group Holdings, Inc.*	1,311	21,527
Quaker Chemical Corp.	580	88,653
Rayonier Advanced Materials, Inc.	2,222	39,796
Sensient Technologies Corp.	1,948	131,003
Stepan Co.	894	64,994
Trecora Resources*	880	12,276
Tredegar Corp.	1,156	27,571
Trinseo SA	1,988	143,732
Tronox Ltd., Class A	4,025	73,939
Valhi, Inc.	1,131	7,272
		2,015,789
Commercial Services & Supplies - 1.4%
ABM Industries, Inc.	2,505	71,292
ACCO Brands Corp.	4,711	60,772
Advanced Disposal Services, Inc.*	2,803	65,534
Aqua Metals, Inc.*	1,017	3,529
ARC Document Solutions, Inc.*	1,789	3,489
Brady Corp., Class A	2,080	81,120
Brink’s Co. (The)	2,053	162,700
Casella Waste Systems, Inc., Class A*	1,752	41,312
CECO Environmental Corp.	1,337	7,634
CompX International, Inc.	75	1,065
Covanta Holding Corp.	5,247	85,526
Deluxe Corp.	2,148	142,928
Ennis, Inc.	1,121	20,458
Essendant, Inc.	1,674	23,419
Healthcare Services Group, Inc.	3,190	115,319
Heritage-Crystal Clean, Inc.*	646	13,114
Herman Miller, Inc.	2,672	87,508
HNI Corp.	1,940	71,993
Hudson Technologies, Inc.*	1,662	3,656
InnerWorkings, Inc.*	2,062	18,125
Interface, Inc.	2,673	60,677
Kimball International, Inc., Class B	1,631	26,504
Knoll, Inc.	2,165	43,733
LSC Communications, Inc.	1,537	19,459
Matthews International Corp., Class A	1,400	77,000
McGrath RentCorp	1,049	68,269
Mobile Mini, Inc.	1,967	89,695
MSA Safety, Inc.	1,492	138,756
Multi-Color Corp.	612	42,473
NL Industries, Inc.*	375	3,469
Quad/Graphics, Inc.	1,405	27,777
RR Donnelley & Sons Co.	3,140	19,594
SP Plus Corp.*	778	28,008
Steelcase, Inc., Class A	3,774	54,346
Team, Inc.*	1,309	27,816
Tetra Tech, Inc.	2,504	137,595
UniFirst Corp.	685	121,656
US Ecology, Inc.	977	59,206
Viad Corp.	906	47,927
VSE Corp.	385	19,023
		2,193,476
Communications Equipment - 1.0%
Acacia Communications, Inc.*	842	27,230
ADTRAN, Inc.	2,176	30,355
Aerohive Networks, Inc.*	1,432	5,742
Applied Optoelectronics, Inc.*	839	39,240
CalAmp Corp.*	1,548	32,849
Calix, Inc.*	1,942	13,206
Casa Systems, Inc.*	313	6,013
Ciena Corp.*	6,421	148,004
Clearfield, Inc.*	513	5,540
Comtech Telecommunications Corp.	1,028	32,176
Digi International, Inc.*	1,207	14,122
EMCORE Corp.*	1,222	6,232
Extreme Networks, Inc.*	5,113	44,023
Finisar Corp.*	5,106	82,768
Harmonic, Inc.*	3,601	13,864
Infinera Corp.*	6,603	58,106
InterDigital, Inc.	1,550	122,218
KVH Industries, Inc.*	696	7,691
Lumentum Holdings, Inc.*	2,769	162,679
NETGEAR, Inc.*	1,400	84,630
NetScout Systems, Inc.*	3,778	102,006
Oclaro, Inc.*	7,511	64,294
Plantronics, Inc.	1,476	107,527
Quantenna Communications, Inc.*	989	15,824
Ribbon Communications, Inc.*	2,125	12,878
Ubiquiti Networks, Inc.*	1,004	82,920
ViaSat, Inc.*	2,440	152,768
Viavi Solutions, Inc.*	10,251	97,487
		1,572,392
Construction & Engineering - 0.7%
Aegion Corp.*	1,446	37,162
Ameresco, Inc., Class A*	837	10,002
Argan, Inc.	650	25,155
Comfort Systems USA, Inc.	1,650	77,302
Dycom Industries, Inc.*	1,350	125,766
EMCOR Group, Inc.	2,639	200,379
Granite Construction, Inc.	1,778	101,115
Great Lakes Dredge & Dock Corp.*	2,543	12,779
HC2 Holdings, Inc.*	1,862	11,451
IES Holdings, Inc.*	387	6,831
KBR, Inc.	6,297	115,991
Layne Christensen Co.*	807	12,299
MasTec, Inc.*	2,982	139,110
MYR Group, Inc.*	715	27,914
Northwest Pipe Co.*	425	8,946
NV5 Global, Inc.*	360	22,608
Orion Group Holdings, Inc.*	1,231	9,553

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Primoris Services Corp.	1,764	45,987
Sterling Construction Co., Inc.*	1,156	14,693
Tutor Perini Corp.*	1,673	33,125
		1,038,168
Construction Materials - 0.1%
Forterra, Inc.*	836	7,248
Summit Materials, Inc., Class A*	4,956	140,850
United States Lime & Minerals, Inc.	88	6,952
US Concrete, Inc.*	711	43,335
		198,385
Consumer Finance - 0.5%
Curo Group Holdings Corp.*	346	7,962
Elevate Credit, Inc.*	777	5,952
Encore Capital Group, Inc.*	1,075	42,409
Enova International, Inc.*	1,479	49,694
EZCORP, Inc., Class A*	2,236	27,726
FirstCash, Inc.	2,076	188,397
Green Dot Corp., Class A*	2,075	147,885
LendingClub Corp.*	14,628	48,126
Nelnet, Inc., Class A	853	52,408
PRA Group, Inc.*	2,001	77,239
Regional Management Corp.*	456	16,275
World Acceptance Corp.*	274	29,551
		693,624
Containers & Packaging - 0.1%
Greif, Inc., Class A	1,144	66,707
Greif, Inc., Class B	250	15,838
Myers Industries, Inc.	1,047	20,521
UFP Technologies, Inc.*	289	8,843
		111,909
Distributors - 0.0%(b)
Core-Mark Holding Co., Inc.	2,043	39,879
Funko, Inc., Class A*	469	4,662
VOXX International Corp.*	897	5,023
Weyco Group, Inc.	276	9,569
		59,133
Diversified Consumer Services - 0.7%
Adtalem Global Education, Inc.*	2,699	128,877
American Public Education, Inc.*	709	30,203
Ascent Capital Group, Inc., Class A*	491	962
Bridgepoint Education, Inc.*	1,174	8,089
Cambium Learning Group, Inc.*	620	6,206
Capella Education Co.	513	48,709
Career Education Corp.*	3,030	46,632
Carriage Services, Inc.	664	16,700
Chegg, Inc.*	4,348	121,614
Collectors Universe, Inc.	340	5,066
Grand Canyon Education, Inc.*	2,101	233,421
Houghton Mifflin Harcourt Co.*	4,629	31,477
K12, Inc.*	1,722	27,793
Laureate Education, Inc., Class A*	2,477	40,202
Liberty Tax, Inc., Class A	306	3,213
Regis Corp.*	1,590	27,491
Sotheby’s*	1,706	93,523
Strayer Education, Inc.	474	51,808
Weight Watchers International, Inc.*	1,592	119,910
		1,041,896
Diversified Financial Services - 0.1%
Banco Latinoamericano de Comercio Exterior SA, Class E	1,357	36,137
Cannae Holdings, Inc.*	2,769	55,352
Marlin Business Services Corp.	393	11,535
On Deck Capital, Inc.*	2,244	14,900
Tiptree, Inc.	1,150	7,590
		125,514
Diversified Telecommunication Services - 0.3%
ATN International, Inc.	471	25,354
Cincinnati Bell, Inc.*	1,879	23,112
Cogent Communications Holdings, Inc.	1,881	96,307
Consolidated Communications Holdings, Inc.	2,926	32,800
Frontier Communications Corp.	3,521	26,161
Globalstar, Inc.*	25,482	13,819
Hawaiian Telcom Holdco, Inc.*	268	7,046
IDT Corp., Class B*	778	3,812
Intelsat SA*	1,625	29,006
Iridium Communications, Inc.*	3,753	57,046
Ooma, Inc.*	787	9,326
ORBCOMM, Inc.*	3,040	29,366
pdvWireless, Inc.*	424	10,748
Vonage Holdings Corp.*	9,213	105,489
Windstream Holdings, Inc.	1,639	9,031
		478,423
Electric Utilities - 0.7%
ALLETE, Inc.	2,290	175,918
El Paso Electric Co.	1,809	106,007
Genie Energy Ltd., Class B	602	3,359
IDACORP, Inc.	2,264	209,103
MGE Energy, Inc.	1,563	93,233
Otter Tail Corp.	1,763	81,451
PNM Resources, Inc.	3,575	142,821
Portland General Electric Co.	4,007	170,939
Spark Energy, Inc., Class A	522	5,220
		988,051
Electrical Equipment - 0.5%
Allied Motion Technologies, Inc.	295	14,266
Atkore International Group, Inc.*	1,484	32,054
AZZ, Inc.	1,163	50,300
Babcock & Wilcox Enterprises, Inc.*	7,510	18,550
Encore Wire Corp.	909	43,996
Energous Corp.*	841	15,500
EnerSys	1,887	150,790
Generac Holdings, Inc.*	2,724	136,445
General Cable Corp.	2,248	66,653
LSI Industries, Inc.	1,103	6,067
Plug Power, Inc.*	10,229	19,128
Powell Industries, Inc.	395	13,355
Preformed Line Products Co.	137	10,556
Revolution Lighting Technologies, Inc.*	557	2,373
Sunrun, Inc.*	3,853	46,621
Thermon Group Holdings, Inc.*	1,443	33,276
TPI Composites, Inc.*	478	12,571
Vicor Corp.*	751	32,931
Vivint Solar, Inc.*	1,211	4,844
		710,276
Electronic Equipment, Instruments & Components - 1.7%
Akoustis Technologies, Inc.*	535	3,542
Anixter International, Inc.*	1,301	79,686
AVX Corp.	2,064	31,559
Badger Meter, Inc.	1,258	55,037
Bel Fuse, Inc., Class B	429	8,280
Belden, Inc.	1,884	104,110
Benchmark Electronics, Inc.	2,239	62,020
Control4 Corp.*	1,160	28,756
CTS Corp.	1,432	46,540
Daktronics, Inc.	1,588	12,720
Electro Scientific Industries, Inc.*	1,451	28,469

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
ePlus, Inc.*	581	52,842
Fabrinet*	1,625	57,086
FARO Technologies, Inc.*	741	39,755
Fitbit, Inc., Class A*	8,677	47,116
II-VI, Inc.*	2,689	118,182
Insight Enterprises, Inc.*	1,595	74,805
Iteris, Inc.*	1,140	5,848
Itron, Inc.*	1,530	87,363
KEMET Corp.*	2,481	49,570
Kimball Electronics, Inc.*	1,171	21,898
Knowles Corp.*	3,948	57,246
Littelfuse, Inc.	1,082	234,848
Maxwell Technologies, Inc.*	1,630	8,394
Mesa Laboratories, Inc.	145	23,067
Methode Electronics, Inc.	1,603	64,360
MicroVision, Inc.*	3,523	5,742
MTS Systems Corp.	799	41,868
Napco Security Technologies, Inc.*	534	6,328
Novanta, Inc.*	1,433	92,930
OSI Systems, Inc.*	791	54,247
Park Electrochemical Corp.	863	17,838
PC Connection, Inc.	517	15,298
PCM, Inc.*	423	5,161
Plexus Corp.*	1,503	87,399
Radisys Corp.*	1,651	1,228
Rogers Corp.*	807	91,966
Sanmina Corp.*	3,169	91,267
ScanSource, Inc.*	1,123	43,965
SYNNEX Corp.	1,300	138,866
Systemax, Inc.	515	17,005
Tech Data Corp.*	1,571	136,379
TTM Technologies, Inc.*	4,137	74,590
VeriFone Systems, Inc.*	4,932	112,154
Vishay Intertechnology, Inc.	5,933	125,780
Vishay Precision Group, Inc.*	454	17,048
		2,580,158
Energy Equipment & Services - 1.1%
Archrock, Inc.	5,980	69,069
Basic Energy Services, Inc.*	779	10,291
Bristow Group, Inc.	1,449	17,142
C&J Energy Services, Inc.*	2,249	60,543
Cactus, Inc., Class A*	1,039	35,035
CARBO Ceramics, Inc.*	1,028	9,889
Diamond Offshore Drilling, Inc.*	2,898	52,628
Dril-Quip, Inc.*	1,694	81,397
Ensco plc, Class A	19,143	124,430
Era Group, Inc.*	882	11,404
Exterran Corp.*	1,437	39,604
Fairmount Santrol Holdings, Inc.*	6,946	39,106
Forum Energy Technologies, Inc.*	3,608	51,053
Frank’s International NV	2,231	16,465
FTS International, Inc.*	1,015	19,224
Geospace Technologies Corp.*	586	6,499
Gulf Island Fabrication, Inc.	611	6,415
Helix Energy Solutions Group, Inc.*	6,296	47,850
Independence Contract Drilling, Inc.*	1,534	6,535
Keane Group, Inc.*	2,388	34,984
Key Energy Services, Inc.*	462	7,822
Liberty Oilfield Services, Inc., Class A*	663	14,095
Mammoth Energy Services, Inc.*	361	13,631
Matrix Service Co.*	1,174	22,776
McDermott International, Inc.*	7,943	172,601
Natural Gas Services Group, Inc.*	557	12,839
NCS Multistage Holdings, Inc.*	474	7,214
Newpark Resources, Inc.*	3,770	40,904
Nine Energy Service, Inc.*	363	12,640
Noble Corp. plc*	10,933	60,787
Oil States International, Inc.*	2,275	80,535
Parker Drilling Co.*	6,011	2,645
PHI, Inc. (Non-Voting)*	522	5,951
Pioneer Energy Services Corp.*	3,409	18,750
ProPetro Holding Corp.*	2,553	41,537
Quintana Energy Services, Inc.*	273	2,318
Ranger Energy Services, Inc.*	265	2,597
RigNet, Inc.*	598	7,086
Rowan Cos. plc, Class A*	5,222	81,463
SEACOR Holdings, Inc.*	736	38,441
SEACOR Marine Holdings, Inc.*	728	17,093
Select Energy Services, Inc., Class A*	1,198	17,095
Smart Sand, Inc.*	978	5,985
Solaris Oilfield Infrastructure, Inc., Class A*	827	12,769
Superior Energy Services, Inc.*	6,816	74,499
TETRA Technologies, Inc.*	5,126	21,632
Unit Corp.*	2,318	50,625
US Silica Holdings, Inc.	3,658	113,142
		1,699,035
Equity Real Estate Investment Trusts (REITs) - 4.0%
Acadia Realty Trust	3,713	95,610
Agree Realty Corp.	1,267	67,075
Alexander & Baldwin, Inc.	3,054	65,081
Alexander’s, Inc.	97	37,588
American Assets Trust, Inc.	1,807	65,684
Americold Realty Trust	2,355	48,513
Armada Hoffler Properties, Inc.	2,003	28,843
Ashford Hospitality Trust, Inc.	3,443	25,375
Bluerock Residential Growth REIT, Inc.	1,028	9,129
Braemar Hotels & Resorts, Inc.	1,188	13,068
CareTrust REIT, Inc.	3,377	55,687
CatchMark Timber Trust, Inc., Class A	1,939	24,625
CBL & Associates Properties, Inc.	7,549	38,198
Cedar Realty Trust, Inc.	3,949	17,336
Chatham Lodging Trust	2,001	41,601
Chesapeake Lodging Trust	2,649	85,377
City Office REIT, Inc.	1,575	19,530
Clipper Realty, Inc.	706	6,305
Community Healthcare Trust, Inc.	770	21,329
CorEnergy Infrastructure Trust, Inc.	535	19,350
CorePoint Lodging, Inc.*	1,826	50,927
Cousins Properties, Inc.	18,722	176,361
DiamondRock Hospitality Co.	8,957	114,023
Easterly Government Properties, Inc.	1,889	38,252
EastGroup Properties, Inc.	1,523	141,989
Education Realty Trust, Inc.	3,407	124,492
Farmland Partners, Inc.	1,422	12,101
First Industrial Realty Trust, Inc.	5,329	175,484
Four Corners Property Trust, Inc.	2,762	63,222
Franklin Street Properties Corp.	4,679	36,215
Front Yard Residential Corp.	2,220	23,354
GEO Group, Inc. (The)	5,483	135,978
Getty Realty Corp.	1,386	36,188
Gladstone Commercial Corp.	1,259	23,669
Global Medical REIT, Inc.	814	7,277
Global Net Lease, Inc.	3,034	59,891
Government Properties Income Trust	4,366	63,438
Gramercy Property Trust	7,167	197,594
Healthcare Realty Trust, Inc.	5,494	149,657
Hersha Hospitality Trust	1,739	36,989

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Independence Realty Trust, Inc.	3,754	36,414
Industrial Logistics Properties Trust	905	19,258
InfraREIT, Inc.	1,900	40,584
Investors Real Estate Trust	5,397	30,061
iStar, Inc.*	2,947	31,916
Jernigan Capital, Inc.	590	11,653
Kite Realty Group Trust	3,710	58,210
LaSalle Hotel Properties	5,097	174,827
Lexington Realty Trust	9,701	83,720
LTC Properties, Inc.	1,760	72,406
Mack-Cali Realty Corp.	4,056	80,187
MedEquities Realty Trust, Inc.	1,282	13,435
Monmouth Real Estate Investment Corp.	3,326	51,387
National Health Investors, Inc.	1,804	133,171
National Storage Affiliates Trust	2,254	63,383
New Senior Investment Group, Inc.	3,675	27,489
NexPoint Residential Trust, Inc.	779	21,594
NorthStar Realty Europe Corp.	2,439	34,170
One Liberty Properties, Inc.	656	16,741
Pebblebrook Hotel Trust	3,083	125,848
Pennsylvania REIT	3,066	33,757
Physicians Realty Trust	8,063	122,719
PotlatchDeltic Corp.	2,695	136,098
Preferred Apartment Communities, Inc., Class A	1,717	25,188
PS Business Parks, Inc.	887	108,711
QTS Realty Trust, Inc., Class A	2,208	83,308
Quality Care Properties, Inc.*	4,235	88,723
Ramco-Gershenson Properties Trust	3,519	43,284
Retail Opportunity Investments Corp.	4,848	87,846
Rexford Industrial Realty, Inc.	3,463	108,288
RLJ Lodging Trust	7,598	177,793
Ryman Hospitality Properties, Inc.	1,982	166,250
Sabra Health Care REIT, Inc.	7,944	164,679
Safety Income & Growth, Inc.	465	8,919
Saul Centers, Inc.	509	25,226
Select Income REIT	2,834	61,214
Seritage Growth Properties, Class A	1,145	47,701
STAG Industrial, Inc.	4,242	113,007
Summit Hotel Properties, Inc.	4,643	70,991
Sunstone Hotel Investors, Inc.	10,105	175,726
Terreno Realty Corp.	2,435	92,798
Tier REIT, Inc.	2,134	46,863
UMH Properties, Inc.	1,391	20,462
Universal Health Realty Income Trust	567	35,250
Urban Edge Properties	4,629	101,236
Urstadt Biddle Properties, Inc., Class A	1,324	28,929
Washington Prime Group, Inc.	8,351	60,712
Washington REIT	3,534	101,355
Whitestone REIT	1,669	20,429
Xenia Hotels & Resorts, Inc.	4,821	121,345
		6,057,666
Food & Staples Retailing - 0.4%
Andersons, Inc. (The)	1,209	39,051
Chefs’ Warehouse, Inc. (The)*	949	25,813
Ingles Markets, Inc., Class A	630	18,081
Natural Grocers by Vitamin Cottage, Inc.*	405	4,163
Performance Food Group Co.*	4,557	162,913
PriceSmart, Inc.	989	83,719
Smart & Final Stores, Inc.*	1,012	4,655
SpartanNash Co.	1,641	40,631
SUPERVALU, Inc.*	1,718	31,766
United Natural Foods, Inc.*	2,270	103,467
Village Super Market, Inc., Class A	357	10,367
Weis Markets, Inc.	427	23,284
		547,910
Food Products - 0.6%
Alico, Inc.	140	4,396
B&G Foods, Inc.	2,944	82,874
Calavo Growers, Inc.	717	63,096
Cal-Maine Foods, Inc.*	1,286	61,792
Darling Ingredients, Inc.*	7,351	138,125
Dean Foods Co.	4,071	38,959
Farmer Brothers Co.*	388	11,330
Fresh Del Monte Produce, Inc.	1,451	65,164
Freshpet, Inc.*	1,112	25,354
Hostess Brands, Inc.*	3,582	48,823
J&J Snack Foods Corp.	674	95,452
John B Sanfilippo & Son, Inc.	382	25,907
Lancaster Colony Corp.	844	106,428
Landec Corp.*	1,203	16,962
Lifeway Foods, Inc.*	209	1,066
Limoneira Co.	540	13,079
Sanderson Farms, Inc.	902	88,288
Seneca Foods Corp., Class A*	312	8,455
Tootsie Roll Industries, Inc.	769	22,378
		917,928
Gas Utilities - 0.7%
Chesapeake Utilities Corp.	709	56,614
New Jersey Resources Corp.	3,902	173,249
Northwest Natural Gas Co.	1,273	76,125
ONE Gas, Inc.	2,338	175,467
RGC Resources, Inc.	298	7,882
South Jersey Industries, Inc.	3,577	118,470
Southwest Gas Holdings, Inc.	2,127	161,014
Spire, Inc.	2,114	150,622
WGL Holdings, Inc.	2,294	202,331
		1,121,774
Health Care Equipment & Supplies - 2.8%
Abaxis, Inc.	982	81,310
Accuray, Inc.*	3,745	16,478
Analogic Corp.	560	46,844
AngioDynamics, Inc.*	1,634	34,363
Anika Therapeutics, Inc.*	645	26,226
Antares Pharma, Inc.*	6,431	16,785
AtriCure, Inc.*	1,436	34,048
Atrion Corp.	62	36,580
AxoGen, Inc.*	1,259	61,817
Cantel Medical Corp.	1,628	177,599
Cardiovascular Systems, Inc.*	1,455	43,796
Cerus Corp.*	5,692	37,510
Conformis, Inc.*	2,488	3,458
CONMED Corp.	1,230	84,440
Corindus Vascular Robotics, Inc.*	4,561	3,421
CryoLife, Inc.*	1,437	39,589
Cutera, Inc.*	592	24,864
Endologix, Inc.*	3,681	20,650
FONAR Corp.*	276	7,369
GenMark Diagnostics, Inc.*	2,283	16,734
Glaukos Corp.*	1,281	48,383
Globus Medical, Inc., Class A*	3,159	175,482
Haemonetics Corp.*	2,412	217,924
Halyard Health, Inc.*	2,093	114,906
Heska Corp.*	295	31,547
ICU Medical, Inc.*	686	199,660
Inogen, Inc.*	774	141,402
Insulet Corp.*	2,602	244,042
Integer Holdings Corp.*	1,405	92,730

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Integra LifeSciences Holdings Corp.*	2,849	183,875
Invacare Corp.	1,456	24,024
iRhythm Technologies, Inc.*	639	48,583
K2M Group Holdings, Inc.*	1,846	43,732
Lantheus Holdings, Inc.*	1,367	19,138
LeMaitre Vascular, Inc.	680	23,174
LivaNova plc*	2,174	204,465
Masimo Corp.*	2,008	198,892
Meridian Bioscience, Inc.	1,865	27,602
Merit Medical Systems, Inc.*	2,177	111,680
Natus Medical, Inc.*	1,368	50,479
Neogen Corp.*	2,244	169,893
Nevro Corp.*	1,256	98,835
Novocure Ltd.*	2,620	82,399
NuVasive, Inc.*	2,272	116,463
NxStage Medical, Inc.*	2,906	80,322
Obalon Therapeutics, Inc.*	401	1,011
OraSure Technologies, Inc.*	2,533	43,086
Orthofix International NV*	778	42,518
OrthoPediatrics Corp.*	207	4,359
Oxford Immunotec Global plc*	1,132	16,323
Penumbra, Inc.*	1,312	211,101
Pulse Biosciences, Inc.*	407	6,427
Quidel Corp.*	1,272	79,754
Quotient Ltd.*	1,196	8,623
Restoration Robotics, Inc.*	165	531
Rockwell Medical, Inc.*	2,145	11,540
RTI Surgical, Inc.*	2,445	11,125
Sientra, Inc.*	647	11,685
STAAR Surgical Co.*	1,829	54,413
Surmodics, Inc.*	579	29,992
Tactile Systems Technology, Inc.*	579	28,736
Utah Medical Products, Inc.	153	16,012
Varex Imaging Corp.*	1,687	62,352
ViewRay, Inc.*	1,368	9,863
Viveve Medical, Inc.*	908	2,415
Wright Medical Group NV*	4,744	118,410
		4,333,789
Health Care Providers & Services - 1.4%
AAC Holdings, Inc.*	514	5,531
Aceto Corp.	1,339	3,535
Addus HomeCare Corp.*	335	19,179
Amedisys, Inc.*	1,277	97,499
American Renal Associates Holdings, Inc.*	434	6,267
AMN Healthcare Services, Inc.*	2,110	119,215
BioScrip, Inc.*	5,198	13,775
BioTelemetry, Inc.*	1,422	60,079
Capital Senior Living Corp.*	1,100	12,001
Chemed Corp.	705	229,830
Civitas Solutions, Inc.*	719	11,576
Community Health Systems, Inc.*	4,259	17,419
CorVel Corp.*	416	21,008
Cross Country Healthcare, Inc.*	1,586	19,333
Diplomat Pharmacy, Inc.*	2,174	51,176
Encompass Health Corp.	4,408	285,418
Ensign Group, Inc. (The)	2,189	80,139
Genesis Healthcare, Inc.*	2,032	4,267
HealthEquity, Inc.*	2,261	168,015
Kindred Healthcare, Inc.*	3,815	34,144
LHC Group, Inc.*	1,229	94,596
Magellan Health, Inc.*	1,080	98,766
Molina Healthcare, Inc.*	2,064	175,296
National HealthCare Corp.	502	33,333
National Research Corp.	449	15,468
Owens & Minor, Inc.	2,722	44,369
PetIQ, Inc.*	349	6,683
Providence Service Corp. (The)*	507	36,504
R1 RCM, Inc.*	4,489	35,598
RadNet, Inc.*	1,655	21,018
Select Medical Holdings Corp.*	4,807	87,007
Surgery Partners, Inc.*	843	13,699
Tenet Healthcare Corp.*	3,641	129,001
Tivity Health, Inc.*	1,651	57,868
Triple-S Management Corp., Class B*	1,022	37,456
US Physical Therapy, Inc.	541	50,502
		2,196,570
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc.*	8,132	102,870
Castlight Health, Inc., Class B*	2,864	10,310
Computer Programs & Systems, Inc.	510	16,600
Cotiviti Holdings, Inc.*	1,644	56,077
Evolent Health, Inc., Class A*	2,676	54,724
HealthStream, Inc.	1,153	32,111
HMS Holdings Corp.*	3,754	81,199
Inovalon Holdings, Inc., Class A*	2,870	29,848
Medidata Solutions, Inc.*	2,525	194,829
NantHealth, Inc.*	713	2,438
Omnicell, Inc.*	1,678	78,111
Quality Systems, Inc.*	2,376	41,818
Simulations Plus, Inc.	490	9,408
Tabula Rasa HealthCare, Inc.*	545	29,730
Teladoc, Inc.*	2,600	132,340
Vocera Communications, Inc.*	1,296	35,018
		907,431
Hotels, Restaurants & Leisure - 2.0%
Belmond Ltd., Class A*	4,007	47,884
Biglari Holdings, Inc., Class A*	3	3,210
BJ’s Restaurants, Inc.	902	50,512
Bloomin’ Brands, Inc.	4,057	86,090
Bluegreen Vacations Corp.	339	6,814
Bojangles’, Inc.*	784	11,603
Boyd Gaming Corp.	3,720	140,430
Brinker International, Inc.	2,085	91,177
Caesars Entertainment Corp.*	6,114	74,285
Carrols Restaurant Group, Inc.*	1,544	19,763
Century Casinos, Inc.*	1,135	9,636
Cheesecake Factory, Inc. (The)	1,918	99,372
Churchill Downs, Inc.	602	180,239
Chuy’s Holdings, Inc.*	742	21,852
Cracker Barrel Old Country Store, Inc.	862	135,084
Dave & Buster’s Entertainment, Inc.*	1,825	75,993
Del Frisco’s Restaurant Group, Inc.*	947	12,548
Del Taco Restaurants, Inc.*	1,478	17,795
Denny’s Corp.*	2,866	43,706
Dine Brands Global, Inc.	771	48,920
Drive Shack, Inc.*	2,783	18,173
El Pollo Loco Holdings, Inc.*	909	9,635
Eldorado Resorts, Inc.*	2,096	94,739
Empire Resorts, Inc.*	152	3,450
Fiesta Restaurant Group, Inc.*	1,155	28,702
Golden Entertainment, Inc.*	797	24,324
Habit Restaurants, Inc. (The), Class A*	905	7,964
ILG, Inc.	4,761	163,017
Inspired Entertainment, Inc.*	431	2,823
International Speedway Corp., Class A	1,084	45,203

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
J Alexander’s Holdings, Inc.*	578	6,936
Jack in the Box, Inc.	1,319	106,404
Lindblad Expeditions Holdings, Inc.*	897	10,764
Marriott Vacations Worldwide Corp.	958	115,190
Monarch Casino & Resort, Inc.*	491	21,869
Nathan’s Famous, Inc.	127	10,865
Noodles & Co.*	524	4,533
OBH, Inc.*	42	9,038
Papa John’s International, Inc.	1,164	59,771
Penn National Gaming, Inc.*	3,795	129,334
Pinnacle Entertainment, Inc.*	2,370	80,367
Planet Fitness, Inc., Class A*	3,874	153,527
PlayAGS, Inc.*	465	11,774
Potbelly Corp.*	1,024	13,619
RCI Hospitality Holdings, Inc.	405	12,940
Red Lion Hotels Corp.*	741	8,077
Red Robin Gourmet Burgers, Inc.*	578	29,102
Red Rock Resorts, Inc., Class A	3,089	106,385
Ruth’s Hospitality Group, Inc.	1,308	34,727
Scientific Games Corp.*	2,383	141,312
SeaWorld Entertainment, Inc.*	3,064	54,386
Shake Shack, Inc., Class A*	998	59,501
Sonic Corp.	1,669	40,523
Speedway Motorsports, Inc.	520	8,684
Texas Roadhouse, Inc.	2,997	185,724
Wingstop, Inc.	1,302	65,894
Zoe’s Kitchen, Inc.*	855	7,763
		3,063,952
Household Durables - 0.9%
AV Homes, Inc.*	545	10,001
Bassett Furniture Industries, Inc.	455	12,581
Beazer Homes USA, Inc.*	1,400	21,140
Cavco Industries, Inc.*	384	79,718
Century Communities, Inc.*	914	27,511
CSS Industries, Inc.	400	6,460
Ethan Allen Interiors, Inc.	1,112	26,076
Flexsteel Industries, Inc.	339	12,635
GoPro, Inc., Class A*	4,885	27,063
Green Brick Partners, Inc.*	1,063	12,543
Hamilton Beach Brands Holding Co., Class A	127	3,560
Helen of Troy Ltd.*	1,220	109,556
Hooker Furniture Corp.	515	19,209
Hovnanian Enterprises, Inc., Class A*	5,531	9,845
Installed Building Products, Inc.*	966	58,588
iRobot Corp.*	1,204	75,142
KB Home	3,806	100,250
La-Z-Boy, Inc.	2,095	65,364
LGI Homes, Inc.*	775	47,205
Libbey, Inc.	981	6,386
Lifetime Brands, Inc.	444	4,840
M/I Homes, Inc.*	1,186	32,947
MDC Holdings, Inc.	2,011	63,507
Meritage Homes Corp.*	1,723	77,966
New Home Co., Inc. (The)*	554	5,590
PICO Holdings, Inc.*	996	11,006
Taylor Morrison Home Corp., Class A*	4,978	107,027
TopBuild Corp.*	1,586	133,145
TRI Pointe Group, Inc.*	6,716	115,918
Universal Electronics, Inc.*	632	18,739
William Lyon Homes, Class A*	1,434	34,201
ZAGG, Inc.*	1,215	18,468
		1,354,187
Household Products - 0.2%
Central Garden & Pet Co.*	471	19,231
Central Garden & Pet Co., Class A*	1,580	60,056
HRG Group, Inc.*	5,326	67,533
Oil-Dri Corp. of America	225	8,755
Orchids Paper Products Co.*	407	1,620
WD-40 Co.	620	85,281
		242,476
Independent Power and Renewable Electricity Producers - 0.2%
Atlantic Power Corp.*	5,130	10,517
NRG Yield, Inc., Class A	1,562	27,288
NRG Yield, Inc., Class C	2,919	51,082
Ormat Technologies, Inc.	1,805	93,535
Pattern Energy Group, Inc., Class A	3,521	65,420
TerraForm Power, Inc., Class A	2,034	22,598
		270,440
Industrial Conglomerates - 0.1%
Raven Industries, Inc.	1,619	61,198

Insurance - 1.6%
Ambac Financial Group, Inc.*	2,033	37,672
American Equity Investment Life Holding Co.	3,875	137,330
AMERISAFE, Inc.	855	51,001
AmTrust Financial Services, Inc.	3,819	51,022
Argo Group International Holdings Ltd.	1,468	89,181
Atlas Financial Holdings, Inc.*	470	5,053
Baldwin & Lyons, Inc., Class B	418	9,739
Blue Capital Reinsurance Holdings Ltd.	264	2,930
Citizens, Inc.*	2,086	15,457
CNO Financial Group, Inc.	7,465	149,449
Crawford & Co., Class B	536	4,267
Donegal Group, Inc., Class A	395	5,522
eHealth, Inc.*	704	15,002
EMC Insurance Group, Inc.	392	10,102
Employers Holdings, Inc.	1,423	56,351
Enstar Group Ltd.*	504	102,438
FBL Financial Group, Inc., Class A	444	34,898
Federated National Holding Co.	531	12,086
Genworth Financial, Inc., Class A*	22,512	77,441
Global Indemnity Ltd.	371	14,035
Greenlight Capital Re Ltd., Class A*	1,349	19,291
Hallmark Financial Services, Inc.*	598	5,896
HCI Group, Inc.	353	14,635
Health Insurance Innovations, Inc., Class A*	529	16,875
Heritage Insurance Holdings, Inc.	969	16,357
Horace Mann Educators Corp.	1,829	80,842
Independence Holding Co.	270	10,031
Infinity Property & Casualty Corp.	477	69,022
Investors Title Co.	65	12,025
James River Group Holdings Ltd.	1,144	43,392
Kemper Corp.	1,775	137,474
Kingstone Cos., Inc.	405	7,067
Kinsale Capital Group, Inc.	647	34,265
Maiden Holdings Ltd.	3,140	27,475
MBIA, Inc.*	3,980	32,556
National General Holdings Corp.	2,199	60,209
National Western Life Group, Inc., Class A	101	31,427
Navigators Group, Inc. (The)	922	54,214
NI Holdings, Inc.*	450	7,353
Primerica, Inc.	1,983	195,028
RLI Corp.	1,725	113,298

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Safety Insurance Group, Inc.	654	56,244
Selective Insurance Group, Inc.	2,576	146,446
State Auto Financial Corp.	711	22,055
Stewart Information Services Corp.	944	39,827
Third Point Reinsurance Ltd.*	4,116	54,949
Trupanion, Inc.*	1,019	32,374
United Fire Group, Inc.	949	50,904
United Insurance Holdings Corp.	922	19,076
Universal Insurance Holdings, Inc.	1,393	49,660
WMIH Corp.*	8,664	11,696
		2,352,939
Internet & Direct Marketing Retail - 0.3%
1-800-Flowers.com, Inc., Class A*	1,194	15,044
Duluth Holdings, Inc., Class B*	429	7,439
Fluent, Inc.*	996	2,789
FTD Cos., Inc.*	755	4,304
Gaia, Inc.*	392	7,448
Groupon, Inc.*	15,209	73,155
Lands’ End, Inc.*	595	11,751
Liberty TripAdvisor Holdings, Inc., Class A*	3,251	47,627
Nutrisystem, Inc.	1,329	49,572
Overstock.com, Inc.*	752	25,136
PetMed Express, Inc.	885	31,833
Shutterfly, Inc.*	1,457	137,162
		413,260
Internet Software & Services - 2.6%
2U, Inc.*	2,154	204,199
Alarm.com Holdings, Inc.*	926	41,142
Alteryx, Inc., Class A*	1,052	35,789
Amber Road, Inc.*	897	8,109
Appfolio, Inc., Class A*	422	24,982
Apptio, Inc., Class A*	1,043	34,450
Benefitfocus, Inc.*	710	23,820
Blucora, Inc.*	1,983	75,255
Box, Inc., Class A*	3,623	93,039
Brightcove, Inc.*	1,540	15,785
Carbonite, Inc.*	1,126	43,689
Cardlytics, Inc.*	244	4,982
Care.com, Inc.*	615	12,755
Cars.com, Inc.*	3,224	82,792
ChannelAdvisor Corp.*	1,148	16,990
Cimpress NV*	1,103	153,571
Cloudera, Inc.*	4,429	71,838
Cornerstone OnDemand, Inc.*	2,374	117,466
Coupa Software, Inc.*	1,446	77,187
DHI Group, Inc.*	2,171	4,993
Endurance International Group Holdings, Inc.*	2,550	22,823
Envestnet, Inc.*	1,950	103,155
Etsy, Inc.*	5,413	175,056
Five9, Inc.*	2,385	83,213
Gogo, Inc.*	2,551	13,087
GrubHub, Inc.*	3,846	412,330
GTT Communications, Inc.*	1,388	65,236
Hortonworks, Inc.*	2,311	41,090
Instructure, Inc.*	979	42,097
Internap Corp.*	909	9,854
j2 Global, Inc.	2,080	175,635
Leaf Group Ltd.*	637	6,243
Limelight Networks, Inc.*	4,104	20,110
Liquidity Services, Inc.*	1,163	6,571
LivePerson, Inc.*	2,471	47,814
Meet Group, Inc. (The)*	2,998	10,943
MINDBODY, Inc., Class A*	1,921	75,687
New Relic, Inc.*	1,368	138,975
NIC, Inc.	2,872	44,085
Nutanix, Inc., Class A*	4,914	262,653
Okta, Inc.*	871	48,959
Ominto, Inc.*	624	643
Q2 Holdings, Inc.*	1,428	81,610
QuinStreet, Inc.*	1,666	22,841
Quotient Technology, Inc.*	3,385	45,359
Reis, Inc.	404	8,726
SendGrid, Inc.*	383	10,165
Shutterstock, Inc.*	830	39,334
SPS Commerce, Inc.*	754	56,120
Stamps.com, Inc.*	733	183,836
TechTarget, Inc.*	878	23,566
Tintri, Inc.*	610	269
Trade Desk, Inc. (The), Class A*	1,087	92,971
TrueCar, Inc.*	3,149	30,892
Tucows, Inc., Class A*	406	25,436
Twilio, Inc., Class A*	2,785	150,306
Veritone, Inc.*	129	2,632
Web.com Group, Inc.*	1,716	33,548
XO Group, Inc.*	1,103	35,803
Yelp, Inc.*	3,579	153,360
Yext, Inc.*	1,063	16,360
		3,962,226
IT Services - 1.3%
Acxiom Corp.*	3,549	103,950
Blackhawk Network Holdings, Inc.*	2,448	110,160
CACI International, Inc., Class A*	1,093	182,149
Cardtronics plc, Class A*	2,041	52,372
Cass Information Systems, Inc.	534	33,199
Convergys Corp.	4,130	97,633
CSG Systems International, Inc.	1,494	61,822
EPAM Systems, Inc.*	2,230	274,691
Everi Holdings, Inc.*	2,905	21,758
EVERTEC, Inc.	2,708	59,034
ExlService Holdings, Inc.*	1,466	83,108
Hackett Group, Inc. (The)	1,050	16,905
Information Services Group, Inc.*	1,452	5,852
ManTech International Corp., Class A	1,152	62,104
MAXIMUS, Inc.	2,877	175,209
MoneyGram International, Inc.*	1,302	8,632
Perficient, Inc.*	1,537	40,131
Presidio, Inc.*	1,411	18,879
Science Applications International Corp.	1,918	169,647
ServiceSource International, Inc.*	3,451	14,460
StarTek, Inc.*	462	3,137
Sykes Enterprises, Inc.*	1,757	49,460
Syntel, Inc.*	1,479	46,589
Travelport Worldwide Ltd.	5,558	97,487
TTEC Holdings, Inc.	623	21,992
Unisys Corp.*	2,254	27,161
Virtusa Corp.*	1,211	58,794
		1,896,315
Leisure Products - 0.2%
Acushnet Holdings Corp.	1,410	33,713
American Outdoor Brands Corp.*	2,406	30,292
Callaway Golf Co.	4,189	79,340
Clarus Corp.*	920	6,762
Escalade, Inc.	474	6,826
Johnson Outdoors, Inc., Class A	216	16,390
Malibu Boats, Inc., Class A*	922	39,535
Marine Products Corp.	351	5,900
MCBC Holdings, Inc.*	823	24,270
Nautilus, Inc.*	1,351	20,198
Sturm Ruger & Co., Inc.	757	46,366

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Vista Outdoor, Inc.*	2,560	43,366
		352,958
Life Sciences Tools & Services - 0.4%
Accelerate Diagnostics, Inc.*	1,179	24,052
Cambrex Corp.*	1,456	65,957
Codexis, Inc.*	1,827	27,405
Enzo Biochem, Inc.*	1,970	12,805
Fluidigm Corp.*	1,737	9,675
Luminex Corp.	1,828	51,769
Medpace Holdings, Inc.*	422	17,791
NanoString Technologies, Inc.*	922	11,885
NeoGenomics, Inc.*	2,533	29,383
Pacific Biosciences of California, Inc.*	5,167	13,072
PRA Health Sciences, Inc.*	2,220	188,478
Quanterix Corp.*	223	4,103
Syneos Health, Inc.*	2,443	105,049
		561,424
Machinery - 2.3%
Actuant Corp., Class A	2,667	62,274
Alamo Group, Inc.	425	39,189
Albany International Corp., Class A	1,284	78,966
Altra Industrial Motion Corp.	1,283	53,052
American Railcar Industries, Inc.	325	13,218
Astec Industries, Inc.	952	55,702
Barnes Group, Inc.	2,250	133,695
Blue Bird Corp.*	525	9,844
Briggs & Stratton Corp.	1,870	34,502
Chart Industries, Inc.*	1,372	88,398
CIRCOR International, Inc.	738	35,520
Columbus McKinnon Corp.	987	40,891
Commercial Vehicle Group, Inc.*	1,128	8,945
DMC Global, Inc.	631	28,300
Douglas Dynamics, Inc.	989	45,544
Eastern Co. (The)	251	7,668
Energy Recovery, Inc.*	1,624	13,495
EnPro Industries, Inc.	948	69,830
ESCO Technologies, Inc.	1,141	64,010
Evoqua Water Technologies Corp.*	2,226	42,940
ExOne Co. (The)*	497	3,365
Federal Signal Corp.	2,641	63,094
Franklin Electric Co., Inc.	2,073	95,876
FreightCar America, Inc.	543	9,296
Gencor Industries, Inc.*	392	6,135
Global Brass & Copper Holdings, Inc.	972	30,521
Gorman-Rupp Co. (The)	790	26,362
Graham Corp.	426	10,867
Greenbrier Cos., Inc. (The)	1,237	61,479
Harsco Corp.*	3,599	88,176
Hillenbrand, Inc.	2,834	132,206
Hurco Cos., Inc.	277	13,282
Hyster-Yale Materials Handling, Inc.	463	30,882
John Bean Technologies Corp.	1,407	124,238
Kadant, Inc.	487	47,507
Kennametal, Inc.	3,642	135,592
LB Foster Co., Class A*	373	8,654
Lindsay Corp.	470	46,257
Lydall, Inc.*	748	31,341
Manitowoc Co., Inc. (The)*	1,428	34,972
Meritor, Inc.*	3,752	77,854
Milacron Holdings Corp.*	3,028	59,682
Miller Industries, Inc.	492	13,112
Mueller Industries, Inc.	2,549	76,980
Mueller Water Products, Inc., Class A	6,902	82,203
Navistar International Corp.*	2,226	83,341
NN, Inc.	1,214	26,222
Omega Flex, Inc.	130	9,040
Proto Labs, Inc.*	1,110	133,866
RBC Bearings, Inc.*	1,047	131,618
REV Group, Inc.	1,366	23,167
Rexnord Corp.*	4,662	136,037
Spartan Motors, Inc.	1,530	23,715
SPX Corp.*	1,907	65,334
SPX FLOW, Inc.*	1,854	80,779
Standex International Corp.	564	56,259
Sun Hydraulics Corp.	1,232	61,304
Tennant Co.	789	62,173
Titan International, Inc.	2,230	25,890
TriMas Corp.*	2,038	58,287
Twin Disc, Inc.*	383	10,617
Wabash National Corp.	2,616	52,346
Watts Water Technologies, Inc., Class A	1,246	95,880
Woodward, Inc.	2,386	180,787
		3,552,578
Marine - 0.1%
Costamare, Inc.	2,274	16,577
Eagle Bulk Shipping, Inc.*	1,719	9,919
Genco Shipping & Trading Ltd.*	343	6,287
Matson, Inc.	1,889	64,679
Navios Maritime Holdings, Inc.*	4,104	3,338
Safe Bulkers, Inc.*	2,202	7,861
Scorpio Bulkers, Inc.	2,693	19,794
		128,455
Media - 0.8%
AMC Entertainment Holdings, Inc., Class A	2,386	35,313
Beasley Broadcast Group, Inc., Class A	218	2,463
Central European Media Enterprises Ltd., Class A*	3,690	14,022
Clear Channel Outdoor Holdings, Inc., Class A	1,649	7,173
Daily Journal Corp.*	51	11,526
Emerald Expositions Events, Inc.	812	16,605
Entercom Communications Corp., Class A	5,679	38,901
Entravision Communications Corp., Class A	2,967	11,868
Eros International plc*	1,374	18,549
EW Scripps Co. (The), Class A	2,590	32,349
Gannett Co., Inc.	5,033	53,199
Global Eagle Entertainment, Inc.*	2,261	5,110
Gray Television, Inc.*	3,602	39,622
Hemisphere Media Group, Inc.*	647	7,861
IMAX Corp.*	2,509	52,438
Liberty Media Corp.-Liberty Braves, Class C*	1,536	38,369
Liberty Media Corp-Liberty Braves, Class A*	446	11,132
Loral Space & Communications, Inc.*	577	22,157
Marcus Corp. (The)	837	26,407
MDC Partners, Inc., Class A*	2,549	10,578
Meredith Corp.	1,772	89,220
MSG Networks, Inc., Class A*	2,681	51,743
National CineMedia, Inc.	2,769	20,518
New Media Investment Group, Inc.	2,288	38,210
New York Times Co. (The), Class A	5,622	127,901
Nexstar Media Group, Inc., Class A	1,963	130,147

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Reading International, Inc., Class A*	743	11,621
Saga Communications, Inc., Class A	168	6,510
Salem Media Group, Inc.	519	1,972
Scholastic Corp.	1,267	57,002
Sinclair Broadcast Group, Inc., Class A	3,195	87,543
Townsquare Media, Inc., Class A	394	2,455
tronc, Inc.*	897	14,388
WideOpenWest, Inc.*	1,217	10,771
World Wrestling Entertainment, Inc., Class A	1,894	109,644
		1,215,287
Metals & Mining - 0.9%
AK Steel Holding Corp.*	14,125	63,845
Allegheny Technologies, Inc.*	5,627	160,482
Ampco-Pittsburgh Corp.*	389	4,240
Carpenter Technology Corp.	2,076	124,435
Century Aluminum Co.*	2,232	39,551
Cleveland-Cliffs, Inc.*	13,343	112,882
Coeur Mining, Inc.*	8,297	66,874
Commercial Metals Co.	5,175	122,337
Compass Minerals International, Inc.	1,519	99,343
Gold Resource Corp.	2,350	14,664
Haynes International, Inc.	557	23,717
Hecla Mining Co.	17,649	66,360
Kaiser Aluminum Corp.	741	81,703
Klondex Mines Ltd.*	7,976	19,222
Materion Corp.	892	48,659
Olympic Steel, Inc.	411	9,506
Ramaco Resources, Inc.*	274	2,214
Ryerson Holding Corp.*	715	8,830
Schnitzer Steel Industries, Inc., Class A	1,185	36,913
SunCoke Energy, Inc.*	2,883	39,036
TimkenSteel Corp.*	1,775	31,116
Warrior Met Coal, Inc.	1,480	40,212
Worthington Industries, Inc.	1,950	93,502
		1,309,643
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
AG Mortgage Investment Trust, Inc.	1,256	23,713
Anworth Mortgage Asset Corp.	4,354	22,075
Apollo Commercial Real Estate Finance, Inc.	4,814	89,492
Ares Commercial Real Estate Corp.	1,198	16,556
ARMOUR Residential REIT, Inc.	1,865	43,212
Capstead Mortgage Corp.	4,271	39,080
Cherry Hill Mortgage Investment Corp.	525	9,439
CYS Investments, Inc.	6,928	50,713
Dynex Capital, Inc.	2,336	15,137
Ellington Residential Mortgage REIT	408	4,716
Exantas Capital Corp.	1,351	13,632
Granite Point Mortgage Trust, Inc.	1,931	35,318
Great Ajax Corp.	703	9,287
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,270	41,632
Invesco Mortgage Capital, Inc.	5,034	81,702
KKR Real Estate Finance Trust, Inc.	692	14,082
Ladder Capital Corp.	3,534	54,848
MTGE Investment Corp.	2,048	40,858
New York Mortgage Trust, Inc.	4,989	30,732
Orchid Island Capital, Inc.	2,270	16,730
Owens Realty Mortgage, Inc.	439	7,380
PennyMac Mortgage Investment Trust	2,716	50,844
Redwood Trust, Inc.	3,429	56,098
Sutherland Asset Management Corp.	787	12,277
TPG RE Finance Trust, Inc.	927	18,929
Western Asset Mortgage Capital Corp.	1,828	19,322
		817,804
Multiline Retail - 0.2%
Big Lots, Inc.	1,909	78,097
Dillard’s, Inc., Class A	609	49,591
Fred’s, Inc., Class A	1,609	2,269
JC Penney Co., Inc.*	13,889	33,611
Ollie’s Bargain Outlet Holdings, Inc.*	2,133	150,803
Sears Holdings Corp.*	534	1,501
		315,872
Multi-Utilities - 0.3%
Avista Corp.	2,882	151,132
Black Hills Corp.	2,397	139,410
NorthWestern Corp.	2,223	121,109
Unitil Corp.	653	31,520
		443,171
Oil, Gas & Consumable Fuels - 1.7%
Abraxas Petroleum Corp.*	6,866	18,538
Adams Resources & Energy, Inc.	99	4,373
Approach Resources, Inc.*	1,926	5,797
Arch Coal, Inc., Class A	861	70,740
Ardmore Shipping Corp.*	1,444	11,696
Bonanza Creek Energy, Inc.*	908	33,396
California Resources Corp.*	1,909	70,137
Callon Petroleum Co.*	9,028	106,892
Carrizo Oil & Gas, Inc.*	3,465	87,526
Clean Energy Fuels Corp.*	6,111	19,311
Cloud Peak Energy, Inc.*	3,311	11,986
Contango Oil & Gas Co.*	1,057	4,757
CVR Energy, Inc.	708	26,713
Delek US Energy, Inc.*	3,581	199,743
Denbury Resources, Inc.*	17,802	75,658
DHT Holdings, Inc.	3,826	15,840
Dorian LPG Ltd.*	1,005	8,120
Earthstone Energy, Inc., Class A*	824	7,284
Eclipse Resources Corp.*	3,911	6,336
Energy XXI Gulf Coast, Inc.*	1,323	9,949
EP Energy Corp., Class A*	1,722	4,994
Evolution Petroleum Corp.	1,133	10,763
Frontline Ltd.	3,445	19,774
GasLog Ltd.	1,828	32,904
Gastar Exploration, Inc.*	8,074	5,329
Gener8 Maritime, Inc.*	2,111	14,101
Golar LNG Ltd.	4,301	111,740
Green Plains, Inc.	1,742	37,192
Halcon Resources Corp.*	6,158	29,805
Hallador Energy Co.	726	5,438
HighPoint Resources Corp.*	4,450	31,773
International Seaways, Inc.*	1,317	27,525
Isramco, Inc.*	35	3,934
Jagged Peak Energy, Inc.*	2,568	30,944
Jones Energy, Inc., Class A*	2,266	1,200
Lilis Energy, Inc.*	1,914	11,369
Matador Resources Co.*	4,351	122,133
Midstates Petroleum Co., Inc.*	501	6,603
NACCO Industries, Inc., Class A	183	7,018
Navios Maritime Acquisition Corp.	3,692	2,789

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Nordic American Tankers Ltd.	6,232	14,770
Oasis Petroleum, Inc.*	11,959	155,826
Overseas Shipholding Group, Inc., Class A*	2,026	7,375
Pacific Ethanol, Inc.*	1,932	6,472
Panhandle Oil and Gas, Inc., Class A	703	14,658
Par Pacific Holdings, Inc.*	1,423	25,344
PDC Energy, Inc.*	2,961	179,111
Peabody Energy Corp.	2,986	129,204
Penn Virginia Corp.*	639	44,065
Renewable Energy Group, Inc.*	1,704	30,416
Resolute Energy Corp.*	973	34,697
REX American Resources Corp.*	261	19,841
Ring Energy, Inc.*	2,238	30,907
Rosehill Resources, Inc.*	113	861
Sanchez Energy Corp.*	3,246	12,789
SandRidge Energy, Inc.*	1,564	22,741
Scorpio Tankers, Inc.	12,063	34,983
SemGroup Corp., Class A	2,973	75,217
Ship Finance International Ltd.	2,680	38,190
SilverBow Resources, Inc.*	313	9,002
SRC Energy, Inc.*	10,809	139,868
Talos Energy, Inc.*	874	28,073
Teekay Corp.	2,811	22,432
Teekay Tankers Ltd., Class A	9,106	10,108
Tellurian, Inc.*	2,745	30,717
Ultra Petroleum Corp.*	8,737	15,552
Uranium Energy Corp.*	6,110	9,165
W&T Offshore, Inc.*	4,197	28,749
WildHorse Resource Development Corp.*	2,176	58,447
		2,541,700
Paper & Forest Products - 0.4%
Boise Cascade Co.	1,733	82,664
Clearwater Paper Corp.*	725	17,436
KapStone Paper and Packaging Corp.	3,893	133,919
Louisiana-Pacific Corp.	6,512	190,020
Neenah, Inc.	745	60,457
PH Glatfelter Co.	1,944	34,001
Schweitzer-Mauduit International, Inc.	1,364	59,757
Verso Corp., Class A*	1,540	31,154
		609,408
Personal Products - 0.1%
elf Beauty, Inc.*	939	17,700
Inter Parfums, Inc.	776	41,361
Medifast, Inc.	473	69,290
Natural Health Trends Corp.	329	7,251
Nature’s Sunshine Products, Inc.*	481	4,353
Revlon, Inc., Class A*	529	9,125
USANA Health Sciences, Inc.*	509	59,553
		208,633
Pharmaceuticals - 1.5%
Aclaris Therapeutics, Inc.*	1,039	18,775
Aerie Pharmaceuticals, Inc.*	1,522	78,079
Akcea Therapeutics, Inc.*	670	16,241
Amneal Pharmaceuticals, Inc.*	3,286	64,866
Amphastar Pharmaceuticals, Inc.*	1,626	25,691
ANI Pharmaceuticals, Inc.*	360	22,784
Aratana Therapeutics, Inc.*	1,851	9,440
Assembly Biosciences, Inc.*	729	30,829
Catalent, Inc.*	5,988	235,089
Clearside Biomedical, Inc.*	926	9,130
Collegium Pharmaceutical, Inc.*	1,123	25,402
Corcept Therapeutics, Inc.*	4,081	75,499
Corium International, Inc.*	910	7,771
Depomed, Inc.*	2,581	16,054
Dermira, Inc.*	1,706	14,808
Dova Pharmaceuticals, Inc.*	279	6,135
Durect Corp.*	6,422	12,330
Evolus, Inc.*	227	5,562
Horizon Pharma plc*	7,308	119,120
Innoviva, Inc.*	3,357	49,650
Intersect ENT, Inc.*	1,192	50,839
Intra-Cellular Therapies, Inc.*	1,899	44,209
Kala Pharmaceuticals, Inc.*	639	9,738
Lannett Co., Inc.*	1,276	21,118
Medicines Co. (The)*	3,119	105,609
Melinta Therapeutics, Inc.*	677	4,434
Menlo Therapeutics, Inc.*	288	2,411
MyoKardia, Inc.*	879	41,840
Nektar Therapeutics*	6,734	540,538
Neos Therapeutics, Inc.*	1,106	7,466
Ocular Therapeutix, Inc.*	1,291	8,740
Odonate Therapeutics, Inc.*	302	7,245
Omeros Corp.*	2,036	41,575
Optinose, Inc.*	243	5,606
Otonomy, Inc.*	1,260	5,544
Pacira Pharmaceuticals, Inc.*	1,781	60,999
Paratek Pharmaceuticals, Inc.*	1,192	12,456
Phibro Animal Health Corp., Class A	886	40,047
Prestige Brands Holdings, Inc.*	2,387	79,798
Reata Pharmaceuticals, Inc., Class A*	507	17,994
resTORbio, Inc.*	296	2,898
Revance Therapeutics, Inc.*	1,205	33,620
scPharmaceuticals, Inc.*	330	3,280
Sienna Biopharmaceuticals, Inc.*	675	10,118
Supernus Pharmaceuticals, Inc.*	2,161	121,772
Teligent, Inc.*	1,841	5,136
Tetraphase Pharmaceuticals, Inc.*	2,304	8,594
TherapeuticsMD, Inc.*	7,415	43,823
Theravance Biopharma, Inc.*	1,895	46,124
WaVe Life Sciences Ltd.*	533	24,811
Zogenix, Inc.*	1,532	65,188
Zynerba Pharmaceuticals, Inc.*	522	5,570
		2,322,395
Professional Services - 0.9%
Acacia Research Corp.*	2,216	8,532
ASGN, Inc.*	2,240	172,480
Barrett Business Services, Inc.	318	27,418
BG Staffing, Inc.	310	5,726
CBIZ, Inc.*	2,288	47,247
CRA International, Inc.	353	19,097
Exponent, Inc.	1,149	112,947
Forrester Research, Inc.	455	19,224
Franklin Covey Co.*	434	12,174
FTI Consulting, Inc.*	1,695	105,073
GP Strategies Corp.*	561	10,799
Heidrick & Struggles International, Inc.	820	30,996
Hill International, Inc.*	1,527	8,475
Huron Consulting Group, Inc.*	981	39,730
ICF International, Inc.	802	56,661
Insperity, Inc.	1,624	149,408
Kelly Services, Inc., Class A	1,368	30,657
Kforce, Inc.	1,038	34,929
Korn/Ferry International	2,353	128,662
Mistras Group, Inc.*	776	14,938
Navigant Consulting, Inc.*	2,052	49,987
Red Violet, Inc.*	133	964
Resources Connection, Inc.	1,356	22,577

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
RPX Corp.	2,057	21,496
TriNet Group, Inc.*	1,851	99,288
TrueBlue, Inc.*	1,827	47,136
WageWorks, Inc.*	1,782	84,556
Willdan Group, Inc.*	343	9,775
		1,370,952
Real Estate Management & Development - 0.3%
Altisource Portfolio Solutions SA*	490	14,396
Consolidated-Tomoka Land Co.	173	10,392
Forestar Group, Inc.*	472	11,045
FRP Holdings, Inc.*	295	16,756
Griffin Industrial Realty, Inc.	33	1,364
HFF, Inc., Class A	1,646	55,503
Kennedy-Wilson Holdings, Inc.	5,418	110,527
Marcus & Millichap, Inc.*	717	26,859
Maui Land & Pineapple Co., Inc.*	300	3,630
Newmark Group, Inc., Class A	1,039	13,954
Rafael Holdings, Inc., Class B*	389	3,559
RE/MAX Holdings, Inc., Class A	799	41,628
Redfin Corp.*	2,607	57,615
RMR Group, Inc. (The), Class A	315	23,814
St Joe Co. (The)*	1,986	35,351
Stratus Properties, Inc.*	264	8,263
Tejon Ranch Co.*	825	20,295
Transcontinental Realty Investors, Inc.*	77	2,696
Trinity Place Holdings, Inc.*	812	5,668
		463,315
Road & Rail - 0.5%
ArcBest Corp.	1,160	55,042
Avis Budget Group, Inc.*	3,241	126,367
Covenant Transportation Group, Inc., Class A*	533	16,033
Daseke, Inc.*	1,474	14,032
Heartland Express, Inc.	2,116	39,527
Hertz Global Holdings, Inc.*	2,449	36,955
Knight-Swift Transportation Holdings, Inc.	5,619	228,581
Marten Transport Ltd.	1,744	39,763
Roadrunner Transportation Systems, Inc.*	1,367	2,474
Saia, Inc.*	1,132	93,277
Schneider National, Inc., Class B	1,870	55,128
Universal Logistics Holdings, Inc.	375	9,337
Werner Enterprises, Inc.	2,134	83,653
YRC Worldwide, Inc.*	1,478	15,844
		816,013
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Energy Industries, Inc.*	1,780	116,643
Alpha & Omega Semiconductor Ltd.*	895	13,899
Ambarella, Inc.*	1,454	71,042
Amkor Technology, Inc.*	4,563	41,523
Aquantia Corp.*	318	3,803
Axcelis Technologies, Inc.*	1,371	29,134
AXT, Inc.*	1,666	12,078
Brooks Automation, Inc.	3,115	101,798
Cabot Microelectronics Corp.	1,129	127,769
CEVA, Inc.*	978	32,959
Cirrus Logic, Inc.*	2,851	106,855
Cohu, Inc.	1,244	29,881
Cree, Inc.*	4,374	203,916
CyberOptics Corp.*	307	5,265
Diodes, Inc.*	1,744	59,715
DSP Group, Inc.*	977	12,506
Entegris, Inc.	6,361	223,271
FormFactor, Inc.*	3,224	43,685
GSI Technology, Inc.*	669	5,098
Ichor Holdings Ltd.*	835	20,775
Impinj, Inc.*	816	14,606
Inphi Corp.*	1,881	63,540
Integrated Device Technology, Inc.*	6,000	199,440
Kopin Corp.*	2,756	9,729
Lattice Semiconductor Corp.*	5,497	31,608
MACOM Technology Solutions Holdings, Inc.*	1,816	40,951
MaxLinear, Inc.*	2,756	50,573
MKS Instruments, Inc.	2,415	270,963
Monolithic Power Systems, Inc.	1,786	235,413
Nanometrics, Inc.*	1,091	45,789
NeoPhotonics Corp.*	1,477	9,630
NVE Corp.	213	23,547
PDF Solutions, Inc.*	1,250	15,800
Photronics, Inc.*	2,992	26,030
Pixelworks, Inc.*	1,278	5,304
Power Integrations, Inc.	1,283	96,417
Rambus, Inc.*	4,854	65,335
Rudolph Technologies, Inc.*	1,397	46,799
Semtech Corp.*	2,934	142,006
Sigma Designs, Inc.*	1,706	10,577
Silicon Laboratories, Inc.*	1,878	198,317
SMART Global Holdings, Inc.*	428	19,059
SunPower Corp.*	2,676	22,452
Synaptics, Inc.*	1,541	64,784
Ultra Clean Holdings, Inc.*	1,694	29,848
Veeco Instruments, Inc.*	2,111	35,993
Xcerra Corp.*	2,423	33,365
Xperi Corp.	2,192	43,292
		3,112,782
Software - 2.6%
8x8, Inc.*	4,007	74,931
A10 Networks, Inc.*	2,241	14,410
ACI Worldwide, Inc.*	5,218	126,015
Agilysys, Inc.*	688	9,783
American Software, Inc., Class A	1,227	16,160
Aspen Technology, Inc.*	3,274	305,333
Blackbaud, Inc.	2,134	208,001
Blackline, Inc.*	1,267	52,733
Bottomline Technologies de, Inc.*	1,783	84,799
CommVault Systems, Inc.*	1,739	118,861
Digimarc Corp.*	462	13,513
Ebix, Inc.	1,077	80,344
Ellie Mae, Inc.*	1,516	161,136
Everbridge, Inc.*	768	35,382
Fair Isaac Corp.*	1,335	245,680
ForeScout Technologies, Inc.*	245	7,370
Glu Mobile, Inc.*	4,728	26,666
HubSpot, Inc.*	1,561	189,193
Imperva, Inc.*	1,523	73,865
Majesco*	250	1,425
MicroStrategy, Inc., Class A*	426	55,197
Mitek Systems, Inc.*	1,443	12,482
MobileIron, Inc.*	2,557	10,995
Model N, Inc.*	1,062	18,957
Monotype Imaging Holdings, Inc.	1,862	40,219
Park City Group, Inc.*	593	4,359
Paycom Software, Inc.*	2,207	232,772
Paylocity Holding Corp.*	1,187	70,923
Pegasystems, Inc.	1,641	101,496
Progress Software Corp.	2,057	77,919
Proofpoint, Inc.*	1,955	228,520
PROS Holdings, Inc.*	1,192	42,125
QAD, Inc., Class A	448	23,229
Qualys, Inc.*	1,439	110,731

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Rapid7, Inc.*	1,236	39,144
RealNetworks, Inc.*	1,086	3,855
RealPage, Inc.*	2,627	154,336
RingCentral, Inc., Class A*	2,913	220,660
Rosetta Stone, Inc.*	758	12,295
Rubicon Project, Inc. (The)*	1,986	4,667
SailPoint Technologies Holding, Inc.*	905	23,611
SecureWorks Corp., Class A*	369	3,834
Telenav, Inc.*	1,286	6,880
TiVo Corp.	5,367	77,285
Upland Software, Inc.*	363	12,988
Varonis Systems, Inc.*	885	68,720
VASCO Data Security International, Inc.*	1,355	29,336
Verint Systems, Inc.*	2,849	120,228
VirnetX Holding Corp.*	2,302	7,366
Workiva, Inc.*	1,144	29,744
Zendesk, Inc.*	4,463	249,437
Zix Corp.*	2,438	13,190
		3,953,100
Specialty Retail - 1.4%
Aaron’s, Inc.	2,837	112,856
Abercrombie & Fitch Co., Class A	3,058	72,933
American Eagle Outfitters, Inc.	7,265	161,283
America’s Car-Mart, Inc.*	308	19,219
Asbury Automotive Group, Inc.*	830	57,726
Ascena Retail Group, Inc.*	7,725	25,184
At Home Group, Inc.*	489	16,924
Barnes & Noble Education, Inc.*	1,729	10,962
Barnes & Noble, Inc.	2,662	15,573
Big 5 Sporting Goods Corp.	909	7,454
Boot Barn Holdings, Inc.*	879	20,815
Buckle, Inc. (The)	1,287	32,497
Build-A-Bear Workshop, Inc.*	608	4,864
Caleres, Inc.	1,884	66,807
Camping World Holdings, Inc., Class A	1,421	26,999
Carvana Co.*	1,108	31,966
Cato Corp. (The), Class A	1,018	23,241
Chico’s FAS, Inc.	5,683	48,078
Children’s Place, Inc. (The)	773	99,524
Citi Trends, Inc.	597	17,916
Conn’s, Inc.*	844	19,539
Container Store Group, Inc. (The)*	716	5,485
DSW, Inc., Class A	2,943	70,279
Express, Inc.*	3,454	29,394
Finish Line, Inc. (The), Class A	1,782	24,253
Five Below, Inc.*	2,418	170,977
Francesca’s Holdings Corp.*	1,630	9,633
Genesco, Inc.*	871	38,063
GNC Holdings, Inc., Class A*	3,035	9,712
Group 1 Automotive, Inc.	888	62,391
Guess?, Inc.	2,682	52,567
Haverty Furniture Cos., Inc.	843	16,860
Hibbett Sports, Inc.*	857	22,668
Hudson Ltd., Class A*	1,785	31,273
J. Jill, Inc.*	643	5,041
Kirkland’s, Inc.*	687	8,814
Lithia Motors, Inc., Class A	1,055	103,126
Lumber Liquidators Holdings, Inc.*	1,259	26,640
MarineMax, Inc.*	949	22,254
Monro, Inc.	1,420	79,662
National Vision Holdings, Inc.*	1,366	49,722
Office Depot, Inc.	22,934	54,124
Party City Holdco, Inc.*	1,565	23,005
Pier 1 Imports, Inc.	3,580	8,520
Rent-A-Center, Inc.	1,917	18,192
Restoration Hardware Holdings, Inc.*	900	87,957
Shoe Carnival, Inc.	514	16,540
Sleep Number Corp.*	1,760	49,227
Sonic Automotive, Inc., Class A	1,128	24,026
Sportsman’s Warehouse Holdings, Inc.*	1,620	8,392
Tailored Brands, Inc.	2,200	72,182
Tile Shop Holdings, Inc.	1,801	12,967
Tilly’s, Inc., Class A	587	8,077
Vitamin Shoppe, Inc.*	954	4,865
Winmark Corp.	98	14,034
Zumiez, Inc.*	824	19,982
		2,153,264
Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp.*	4,892	60,465
Avid Technology, Inc.*	1,497	7,635
CPI Card Group, Inc.	184	489
Cray, Inc.*	1,796	44,720
Diebold Nixdorf, Inc.	3,383	38,905
Eastman Kodak Co.*	738	3,764
Electronics For Imaging, Inc.*	2,039	68,164
Immersion Corp.*	1,302	19,751
Intevac, Inc.*	896	4,211
Pure Storage, Inc., Class A*	4,344	93,222
Quantum Corp.*	1,274	3,848
Stratasys Ltd.*	2,262	42,073
Super Micro Computer, Inc.*	1,743	42,006
USA Technologies, Inc.*	2,170	29,187
		458,440
Textiles, Apparel & Luxury Goods - 0.6%
Columbia Sportswear Co.	1,306	113,766
Crocs, Inc.*	3,117	55,607
Culp, Inc.	491	15,246
Deckers Outdoor Corp.*	1,415	160,121
Delta Apparel, Inc.*	294	5,539
Fossil Group, Inc.*	1,981	43,344
G-III Apparel Group Ltd.*	1,938	81,202
Iconix Brand Group, Inc.*	2,242	1,435
Movado Group, Inc.	680	33,388
Oxford Industries, Inc.	737	60,817
Perry Ellis International, Inc.*	574	15,785
Sequential Brands Group, Inc.*	1,780	3,667
Steven Madden Ltd.	2,647	139,894
Superior Group of Cos., Inc.	383	9,058
Unifi, Inc.*	691	21,774
Vera Bradley, Inc.*	880	10,252
Wolverine World Wide, Inc.	4,170	139,820
		910,715
Thrifts & Mortgage Finance - 1.3%
BankFinancial Corp.	631	11,238
Beneficial Bancorp, Inc.	3,043	49,753
BofI Holding, Inc.*	2,648	109,124
Capitol Federal Financial, Inc.	5,752	75,581
Charter Financial Corp.	552	13,541
Dime Community Bancshares, Inc.	1,418	28,856
Entegra Financial Corp.*	300	8,550
ESSA Bancorp, Inc.	398	6,320
Essent Group Ltd.*	3,645	125,024
Federal Agricultural Mortgage Corp., Class C	395	36,937
First Defiance Financial Corp.	445	27,817
Flagstar Bancorp, Inc.*	953	33,155
Greene County Bancorp, Inc.	137	4,131
Hingham Institution for Savings	57	12,213
Home Bancorp, Inc.	295	12,986
HomeStreet, Inc.*	1,209	32,401

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Impac Mortgage Holdings, Inc.*	434	3,693
Kearny Financial Corp.	4,518	65,285
LendingTree, Inc.*	285	73,787
Luther Burbank Corp.	630	7,718
Malvern Bancorp, Inc.*	288	7,603
Merchants Bancorp	325	8,291
Meridian Bancorp, Inc.	2,144	41,915
Meta Financial Group, Inc.	416	47,070
MGIC Investment Corp.*	16,580	172,266
Nationstar Mortgage Holdings, Inc.*	1,309	23,457
NMI Holdings, Inc., Class A*	2,551	42,474
Northfield Bancorp, Inc.	1,927	31,487
Northwest Bancshares, Inc.	4,237	73,046
OceanFirst Financial Corp.	1,789	52,454
Oconee Federal Financial Corp.	55	1,609
Ocwen Financial Corp.*	4,826	21,090
Oritani Financial Corp.	1,770	28,143
PCSB Financial Corp.	810	16,556
PennyMac Financial Services, Inc., Class A*	711	14,291
PHH Corp.*	1,433	15,476
Provident Bancorp, Inc.*	196	4,626
Provident Financial Holdings, Inc.	247	4,532
Provident Financial Services, Inc.	2,761	77,142
Prudential Bancorp, Inc.	362	6,295
Radian Group, Inc.	9,705	154,310
Riverview Bancorp, Inc.	957	8,374
SI Financial Group, Inc.	503	7,570
Southern Missouri Bancorp, Inc.	304	11,114
Sterling Bancorp, Inc.	779	10,610
Territorial Bancorp, Inc.	345	10,550
Timberland Bancorp, Inc.	278	9,074
TrustCo Bank Corp.	4,137	35,992
United Community Financial Corp.	2,193	22,939
United Financial Bancorp, Inc.	2,264	39,439
Walker & Dunlop, Inc.	1,242	69,701
Washington Federal, Inc.	3,850	124,933
Waterstone Financial, Inc.	1,144	19,848
Western New England Bancorp, Inc.	1,237	13,421
WSFS Financial Corp.	1,352	70,777
		2,036,585
Tobacco - 0.1%
Turning Point Brands, Inc.	229	6,201
Universal Corp.	1,106	73,162
Vector Group Ltd.	4,395	85,263
		164,626
Trading Companies & Distributors - 0.8%
Aircastle Ltd.	2,131	45,518
Applied Industrial Technologies, Inc.	1,717	119,761
Beacon Roofing Supply, Inc.*	3,052	127,879
BMC Stock Holdings, Inc.*	2,931	59,646
CAI International, Inc.*	735	17,647
DXP Enterprises, Inc.*	706	27,548
EnviroStar, Inc.	165	6,352
Foundation Building Materials, Inc.*	666	10,223
GATX Corp.	1,713	123,165
GMS, Inc.*	1,455	43,577
H&E Equipment Services, Inc.	1,412	48,813
Herc Holdings, Inc.*	1,083	59,186
Huttig Building Products, Inc.*	1,065	6,017
Kaman Corp.	1,236	87,472
Lawson Products, Inc.*	288	6,926
MRC Global, Inc.*	4,001	82,621
Nexeo Solutions, Inc.*	1,175	11,374
NOW, Inc.*	4,791	67,361
Rush Enterprises, Inc., Class A*	1,364	58,693
Rush Enterprises, Inc., Class B*	230	9,743
SiteOne Landscape Supply, Inc.*	1,521	115,064
Textainer Group Holdings Ltd.*	1,216	20,611
Titan Machinery, Inc.*	843	15,250
Triton International Ltd.	2,107	73,345
Veritiv Corp.*	515	17,124
Willis Lease Finance Corp.*	154	4,911
		1,265,827
Transportation Infrastructure - 0.0%(b)
Wesco Aircraft Holdings, Inc.*	2,496	28,704

Water Utilities - 0.2%
American States Water Co.	1,626	91,511
AquaVenture Holdings Ltd.*	517	7,533
Artesian Resources Corp., Class A	352	13,728
Cadiz, Inc.*	958	12,406
California Water Service Group	2,151	86,578
Connecticut Water Service, Inc.	533	34,389
Consolidated Water Co. Ltd.	653	8,587
Global Water Resources, Inc.	453	4,140
Middlesex Water Co.	711	31,597
Pure Cycle Corp.*	766	7,162
SJW Group	734	46,338
York Water Co. (The)	576	18,864
		362,833
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc.*	1,702	36,610
Shenandoah Telecommunications Co.	2,080	66,352
Spok Holdings, Inc.	888	13,675
		116,637
TOTAL COMMON STOCKS (Cost $105,810,389)		99,569,195

	Number of Rights

RIGHTS - 0.0%(b)

Biotechnology - 0.0%(b)
Dyax Corp., CVR*(c)(d)	4,673	5,187
Tobira Therapeutics, Inc., CVR*(c)(d)	218	—
		5,187
Pharmaceuticals - 0.0%
Omthera Pharmaceuticals, Inc., CVR*(c)(d)	363	—
TOTAL RIGHTS (Cost $—)		5,187

See accompanying notes to the financial statements.

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 12.2%

REPURCHASE AGREEMENTS(e) - 12.2%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $18,691,407 (Cost $18,690,494)	18,690,494	18,690,494

Total Investments - 77.4% (Cost $124,500,883)		118,264,876
Other Assets Less Liabilities - 22.6%		34,434,243
Net Assets - 100.0%		152,699,119

*                                         Non-income producing security.

(a)                                 All or a portion of this security is segregated in connection with obligations for swaps with a total value of $45,904,675.

(b)                                 Represents less than 0.05% of net assets.

(c)                                  Security fair valued as of May 31, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at May 31, 2018 amounted to $5,187, which represents approximately 0.00% of net assets of the Fund.

(d)                                 Illiquid security.

(e)                                  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

Abbreviations

CVR                     Contingent Value Rights — No defined expiration

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,336,889
Aggregate gross unrealized depreciation	(12,311,992)
Net unrealized appreciation	$27,024,897
Federal income tax cost	$124,777,985

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro Russell2000 had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
Russell 2000 E-Mini Index	147	6/15/2018	USD	$12,010,635	$231,501

Swap Agreements(1)

UltraPro Russell2000 had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
11,286,055	11/6/2019	Bank of America NA	2.13%	Russell 2000® Index	516,927	(516,927)	—	—

63,853,727	11/6/2018	Citibank NA	1.90%	Russell 2000® Index	6,754,163	(6,754,163)	—	—

28,500,192	11/6/2019	Credit Suisse International	2.23%	Russell 2000® Index	2,317,680	—	(2,317,680)	—

151,152,721	11/6/2019	Deutsche Bank AG	2.00%	Russell 2000® Index	8,696,727	—	(8,696,727)	—

501,280	11/6/2019	Goldman Sachs International	1.55%	iShares® Russell 2000 ETF	42,885
15,286,897	11/6/2019	Goldman Sachs International	1.90%	Russell 2000® Index	1,303,848
15,788,177					1,346,733	(1,346,733)	—	—
1,851,020	11/6/2018	Morgan Stanley & Co. International plc	1.83%	iShares® Russell 2000 ETF	511,670
18,828,565	11/6/2019	Morgan Stanley & Co. International plc	2.03%	Russell 2000® Index	3,911,081
20,679,585					4,422,751	(4,422,751)	—	—

3,992,593	11/6/2019	Societe Generale	2.23%	Russell 2000® Index	(1,376,223)	1,375,167	1,056	—

51,250,459	11/6/2018	UBS AG	1.93%	Russell 2000® Index	10,627,747	(10,199,817)	(427,930)	—

346,503,509					33,306,505
				Total Appreciation	34,682,728
				Total Depreciation	(1,376,223)

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

See accompanying notes to the financial statements.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviatons

USD U.S. Dollar

See accompanying notes to the financial statements.

UltraPro S&P500®

Schedule of Portfolio Investments

May 31, 2018

Investments	Shares	Value ($)

COMMON STOCKS(a) - 80.2%

Aerospace & Defense - 2.2%
Arconic, Inc.	21,347	376,775
Boeing Co. (The)	27,796	9,788,639
General Dynamics Corp.	13,873	2,798,323
Harris Corp.	5,967	897,854
Huntington Ingalls Industries, Inc.	2,276	503,155
L3 Technologies, Inc.	3,926	778,644
Lockheed Martin Corp.	12,492	3,929,234
Northrop Grumman Corp.	8,743	2,861,147
Raytheon Co.	14,490	3,035,655
Rockwell Collins, Inc.	8,232	1,131,982
Textron, Inc.	13,161	876,259
TransDigm Group, Inc.	2,434	813,224
United Technologies Corp.	37,370	4,664,523
		32,455,414
Air Freight & Logistics - 0.6%
CH Robinson Worldwide, Inc.	7,031	611,697
Expeditors International of Washington, Inc.	8,863	660,116
FedEx Corp.	12,381	3,084,355
United Parcel Service, Inc., Class B	34,582	4,015,662
		8,371,830
Airlines - 0.4%
Alaska Air Group, Inc.	6,185	376,110
American Airlines Group, Inc.	21,156	921,132
Delta Air Lines, Inc.	32,688	1,766,786
Southwest Airlines Co.	27,184	1,388,559
United Continental Holdings, Inc.*	12,167	846,702
		5,299,289
Auto Components - 0.1%
Aptiv plc	13,353	1,301,917
BorgWarner, Inc.	9,947	485,215
Goodyear Tire & Rubber Co. (The)	12,077	295,041
		2,082,173
Automobiles - 0.4%
Ford Motor Co.	196,089	2,264,828
General Motors Co.	63,455	2,709,529
Harley-Davidson, Inc.	8,466	347,783
		5,322,140
Banks - 5.0%
Bank of America Corp.	480,742	13,960,748
BB&T Corp.	39,061	2,050,703
Citigroup, Inc.	129,144	8,612,613
Citizens Financial Group, Inc.	24,485	1,000,212
Comerica, Inc.	8,691	819,474
Fifth Third Bancorp	34,854	1,065,835
Huntington Bancshares, Inc.	55,385	823,575
JPMorgan Chase & Co.	172,449	18,453,768
KeyCorp	53,298	1,036,113
M&T Bank Corp.	7,540	1,297,483
People’s United Financial, Inc.	17,450	321,255
PNC Financial Services Group, Inc. (The)	23,700	3,398,817
Regions Financial Corp.	56,404	1,028,809
SunTrust Banks, Inc.	23,534	1,588,780
SVB Financial Group*	2,659	829,954
US Bancorp	78,862	3,942,311
Wells Fargo & Co.	220,583	11,909,276
Zions Bancorp	9,868	540,865
		72,680,591
Beverages - 1.4%
Brown-Forman Corp., Class B	13,148	743,651
Coca-Cola Co. (The)	192,929	8,295,947
Constellation Brands, Inc., Class A	8,613	1,921,388
Dr Pepper Snapple Group, Inc.	9,025	1,076,682
Molson Coors Brewing Co., Class B	9,293	572,913
Monster Beverage Corp.*	20,768	1,062,491
PepsiCo, Inc.	71,454	7,163,264
		20,836,336
Biotechnology - 2.0%
AbbVie, Inc.	80,100	7,925,094
Alexion Pharmaceuticals, Inc.*	11,143	1,294,036
Amgen, Inc.	33,588	6,033,076
Biogen, Inc.*	10,633	3,125,677
Celgene Corp.*	37,801	2,974,183
Gilead Sciences, Inc.	65,819	4,436,201
Incyte Corp.*	8,834	603,097
Regeneron Pharmaceuticals, Inc.*	3,888	1,167,644
Vertex Pharmaceuticals, Inc.*	12,759	1,964,886
		29,523,894
Building Products - 0.2%
Allegion plc	4,780	365,335
AO Smith Corp.	7,312	461,168
Fortune Brands Home & Security, Inc.	7,639	429,083
Johnson Controls International plc	46,540	1,561,882
Masco Corp.	15,750	587,003
		3,404,471
Capital Markets - 2.5%
Affiliated Managers Group, Inc.	2,728	434,461
Ameriprise Financial, Inc.	7,361	1,020,455
Bank of New York Mellon Corp. (The)	50,747	2,778,398
BlackRock, Inc.	6,209	3,317,034
Cboe Global Markets, Inc.	5,668	552,970
Charles Schwab Corp. (The)	60,212	3,348,991
CME Group, Inc.	17,109	2,787,056
E*TRADE Financial Corp.*	13,381	847,686
Franklin Resources, Inc.	16,353	548,970
Goldman Sachs Group, Inc. (The)	17,757	4,010,951
Intercontinental Exchange, Inc.	29,256	2,073,958
Invesco Ltd.	20,452	558,749
Jefferies Financial Services, Inc.	15,757	344,763
Moody’s Corp.	8,363	1,426,477
Morgan Stanley	69,327	3,476,056
MSCI, Inc.	4,526	735,792
Nasdaq, Inc.	5,866	538,851
Northern Trust Corp.	10,681	1,095,016
Raymond James Financial, Inc.	6,519	629,475
S&P Global, Inc.	12,759	2,519,903
State Street Corp.	18,468	1,774,960
T. Rowe Price Group, Inc.	12,295	1,492,859
		36,313,831
Chemicals - 1.7%
Air Products & Chemicals, Inc.	11,011	1,777,286
Albemarle Corp.	5,553	519,039
CF Industries Holdings, Inc.	11,716	481,996
DowDuPont, Inc.	117,588	7,538,567
Eastman Chemical Co.	7,190	749,989
Ecolab, Inc.	13,063	1,862,914
FMC Corp.	6,745	587,422
International Flavors & Fragrances, Inc.	3,965	484,245
LyondellBasell Industries NV, Class A	16,261	1,823,183
Monsanto Co.	22,146	2,822,729
Mosaic Co. (The)	17,622	484,429
PPG Industries, Inc.	12,792	1,290,969
Praxair, Inc.	14,433	2,255,301

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Sherwin-Williams Co. (The)	4,160	1,577,680
		24,255,749
Commercial Services & Supplies - 0.2%
Cintas Corp.	4,337	790,418
Republic Services, Inc.	11,324	763,577
Stericycle, Inc.*	4,297	272,860
Waste Management, Inc.	20,049	1,658,253
		3,485,108
Communications Equipment - 0.8%
Cisco Systems, Inc.	242,083	10,339,365
F5 Networks, Inc.*	3,105	537,507
Juniper Networks, Inc.	17,280	460,339
Motorola Solutions, Inc.	8,145	874,284
		12,211,495
Construction & Engineering - 0.1%
Fluor Corp.	7,040	343,130
Jacobs Engineering Group, Inc.	6,044	391,651
Quanta Services, Inc.*	7,718	277,925
		1,012,706
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,159	704,046
Vulcan Materials Co.	6,662	851,004
		1,555,050
Consumer Finance - 0.6%
American Express Co.	36,196	3,558,067
Capital One Financial Corp.	24,426	2,296,044
Discover Financial Services	17,821	1,316,259
Navient Corp.	13,212	182,457
Synchrony Financial	35,906	1,243,425
		8,596,252
Containers & Packaging - 0.3%
Avery Dennison Corp.	4,412	463,392
Ball Corp.	17,594	650,098
International Paper Co.	20,757	1,110,499
Packaging Corp. of America	4,733	556,128
Sealed Air Corp.	8,407	366,209
WestRock Co.	12,827	755,254
		3,901,580
Distributors - 0.1%
Genuine Parts Co.	7,364	668,577
LKQ Corp.*	15,554	494,151
		1,162,728
Diversified Consumer Services - 0.0%(b)
H&R Block, Inc.	10,515	288,637

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B*	96,713	18,523,441

Diversified Telecommunication Services - 1.4%
AT&T, Inc.	308,524	9,971,496
CenturyLink, Inc.	48,887	890,721
Verizon Communications, Inc.	207,427	9,888,045
		20,750,262
Electric Utilities - 1.4%
Alliant Energy Corp.	11,628	481,632
American Electric Power Co., Inc.	24,729	1,680,336
Duke Energy Corp.	35,170	2,713,717
Edison International	16,371	1,017,621
Entergy Corp.	9,082	734,825
Eversource Energy	15,927	909,113
Exelon Corp.	48,491	2,007,042
FirstEnergy Corp.	22,457	772,970
NextEra Energy, Inc.	23,633	3,918,588
PG&E Corp.	25,884	1,121,554
Pinnacle West Capital Corp.	5,618	447,249
PPL Corp.	34,868	952,594
Southern Co. (The)	50,659	2,274,589
Xcel Energy, Inc.	25,533	1,162,262
		20,194,092
Electrical Equipment - 0.4%
Acuity Brands, Inc.	2,116	250,217
AMETEK, Inc.	11,627	849,120
Eaton Corp. plc	22,112	1,693,337
Emerson Electric Co.	31,893	2,259,300
Rockwell Automation, Inc.	6,417	1,125,606
		6,177,580
Electronic Equipment, Instruments & Components - 0.3%
Amphenol Corp., Class A	15,346	1,334,028
Corning, Inc.	43,667	1,186,432
FLIR Systems, Inc.	6,984	376,438
IPG Photonics Corp.*	1,910	460,826
TE Connectivity Ltd.	17,640	1,641,931
		4,999,655
Energy Equipment & Services - 0.7%
Baker Hughes a GE Co.	21,240	734,692
Halliburton Co.	43,841	2,180,651
Helmerich & Payne, Inc.	5,472	363,231
National Oilwell Varco, Inc.	19,103	791,246
Schlumberger Ltd.	69,542	4,775,449
TechnipFMC plc	22,032	686,297
		9,531,566
Equity Real Estate Investment Trusts (REITs) - 2.2%
Alexandria Real Estate Equities, Inc.	5,083	634,968
American Tower Corp.	22,149	3,064,757
Apartment Investment & Management Co., Class A	7,901	322,598
AvalonBay Communities, Inc.	6,937	1,148,351
Boston Properties, Inc.	7,752	943,961
Crown Castle International Corp.	20,835	2,169,965
Digital Realty Trust, Inc.	10,330	1,110,268
Duke Realty Corp.	17,946	504,641
Equinix, Inc.	3,982	1,580,257
Equity Residential	18,497	1,183,623
Essex Property Trust, Inc.	3,318	793,102
Extra Space Storage, Inc.	6,338	610,032
Federal Realty Investment Trust	3,683	437,872
GGP, Inc.	31,734	643,566
HCP, Inc.	23,598	565,644
Host Hotels & Resorts, Inc.	36,885	797,823
Iron Mountain, Inc.	14,149	471,020
Kimco Realty Corp.	21,382	330,566
Macerich Co. (The)	5,449	303,128
Mid-America Apartment Communities, Inc.	5,717	534,883
Prologis, Inc.	26,782	1,723,422
Public Storage	7,539	1,597,062
Realty Income Corp.	14,287	761,497
Regency Centers Corp.	7,469	433,800
SBA Communications Corp.*	5,861	926,448
Simon Property Group, Inc.	15,643	2,506,321
SL Green Realty Corp.	4,548	443,521
UDR, Inc.	13,483	491,725
Ventas, Inc.	17,901	978,469
Vornado Realty Trust	8,695	606,128
Welltower, Inc.	18,617	1,073,270
Weyerhaeuser Co.	37,953	1,416,785
		31,109,473
Food & Staples Retailing - 1.1%
Costco Wholesale Corp.	22,069	4,374,959
Kroger Co. (The)	40,395	982,810
Sysco Corp.	24,123	1,568,719
Walgreens Boots Alliance, Inc.	42,803	2,670,479

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Walmart, Inc.	72,932	6,019,807
		15,616,774
Food Products - 0.9%
Archer-Daniels-Midland Co.	28,097	1,228,401
Campbell Soup Co.	9,673	325,400
Conagra Brands, Inc.	20,125	745,832
General Mills, Inc.	28,589	1,209,029
Hershey Co. (The)	7,076	637,123
Hormel Foods Corp.	13,573	487,135
JM Smucker Co. (The)	5,715	614,363
Kellogg Co.	12,501	804,939
Kraft Heinz Co. (The)	30,016	1,725,320
McCormick & Co., Inc. (Non-Voting)	6,082	614,282
Mondelez International, Inc., Class A	74,746	2,935,275
Tyson Foods, Inc., Class A	14,961	1,009,419
		12,336,518
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	87,470	5,382,029
ABIOMED, Inc.*	2,114	805,730
Align Technology, Inc.*	3,623	1,202,655
Baxter International, Inc.	24,966	1,768,591
Becton Dickinson and Co.	13,376	2,963,988
Boston Scientific Corp.*	69,094	2,099,767
Cooper Cos., Inc. (The)	2,461	556,949
Danaher Corp.	30,851	3,062,887
DENTSPLY SIRONA, Inc.	11,537	505,436
Edwards Lifesciences Corp.*	10,549	1,448,483
Hologic, Inc.*	13,895	526,482
IDEXX Laboratories, Inc.*	4,386	913,209
Intuitive Surgical, Inc.*	5,645	2,594,837
Medtronic plc	68,108	5,879,083
ResMed, Inc.	7,188	738,998
Stryker Corp.	16,185	2,816,514
Varian Medical Systems, Inc.*	4,584	540,316
Zimmer Biomet Holdings, Inc.	10,200	1,137,402
		34,943,356
Health Care Providers & Services - 2.5%
Aetna, Inc.	16,434	2,894,520
AmerisourceBergen Corp.	8,173	671,330
Anthem, Inc.	12,843	2,843,697
Cardinal Health, Inc.	15,805	823,283
Centene Corp.*	9,934	1,163,867
Cigna Corp.	12,198	2,065,975
CVS Health Corp.	50,979	3,231,559
DaVita, Inc.*	7,319	489,202
Envision Healthcare Corp.*	6,076	260,539
Express Scripts Holding Co.*	28,365	2,150,351
HCA Healthcare, Inc.	14,063	1,450,458
Henry Schein, Inc.*	7,715	533,878
Humana, Inc.	6,915	2,012,127
Laboratory Corp. of America Holdings*	5,121	924,801
McKesson Corp.	10,362	1,470,782
Quest Diagnostics, Inc.	6,818	726,322
UnitedHealth Group, Inc.	48,618	11,741,733
Universal Health Services, Inc., Class B	4,378	503,382
		35,957,806
Health Care Technology - 0.1%
Cerner Corp.*	15,876	947,480

Hotels, Restaurants & Leisure - 1.4%
Carnival Corp.	20,405	1,270,823
Chipotle Mexican Grill, Inc.*	1,242	534,284
Darden Restaurants, Inc.	6,215	543,253
Hilton Worldwide Holdings, Inc.	14,227	1,148,261
Marriott International, Inc., Class A	15,088	2,042,312
McDonald’s Corp.	40,058	6,409,681
MGM Resorts International	25,608	805,372
Norwegian Cruise Line Holdings Ltd.*	10,353	541,876
Royal Caribbean Cruises Ltd.	8,592	901,988
Starbucks Corp.	70,608	4,001,355
Wynn Resorts Ltd.	4,243	831,670
Yum! Brands, Inc.	16,707	1,358,780
		20,389,655
Household Durables - 0.3%
DR Horton, Inc.	17,186	725,421
Garmin Ltd.	5,552	333,620
Leggett & Platt, Inc.	6,649	274,604
Lennar Corp., Class A	13,719	709,821
Mohawk Industries, Inc.*	3,184	649,663
Newell Brands, Inc.	24,387	575,045
PulteGroup, Inc.	13,243	400,601
Whirlpool Corp.	3,562	515,600
		4,184,375
Household Products - 1.0%
Church & Dwight Co., Inc.	12,258	575,513
Clorox Co. (The)	6,509	786,482
Colgate-Palmolive Co.	43,979	2,774,635
Kimberly-Clark Corp.	17,630	1,777,986
Procter & Gamble Co. (The)	126,681	9,269,249
		15,183,865
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	33,199	423,287
NRG Energy, Inc.	15,154	518,722
		942,009
Industrial Conglomerates - 1.3%
3M Co.	29,918	5,900,727
General Electric Co.	436,301	6,143,118
Honeywell International, Inc.	37,791	5,589,667
Roper Technologies, Inc.	5,172	1,426,386
		19,059,898
Insurance - 2.0%
Aflac, Inc.	39,155	1,764,324
Allstate Corp. (The)	17,804	1,664,318
American International Group, Inc.	45,168	2,384,419
Aon plc	12,366	1,729,633
Arthur J Gallagher & Co.	9,119	604,407
Assurant, Inc.	2,637	246,164
Brighthouse Financial, Inc.*	4,815	226,835
Chubb Ltd.	23,318	3,047,429
Cincinnati Financial Corp.	7,505	520,622
Everest Re Group Ltd.	2,060	464,097
Hartford Financial Services Group, Inc. (The)	17,945	939,062
Lincoln National Corp.	10,973	727,400
Loews Corp.	13,547	662,042
Marsh & McLennan Cos., Inc.	25,508	2,050,078
MetLife, Inc.	52,083	2,395,297
Principal Financial Group, Inc.	13,533	755,141
Progressive Corp. (The)	29,256	1,816,505
Prudential Financial, Inc.	21,207	2,053,686
Torchmark Corp.	5,334	452,483
Travelers Cos., Inc. (The)	13,645	1,753,655
Unum Group	11,120	431,567
Willis Towers Watson plc	6,643	1,004,090
XL Group Ltd.	12,910	717,538
		28,410,792
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc.*	20,190	32,902,028
Booking Holdings, Inc.*	2,447	5,160,527

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Expedia Group, Inc.	6,151	744,456
Netflix, Inc.*	21,800	7,664,880
TripAdvisor, Inc.*	5,452	284,267
		46,756,158
Internet Software & Services - 4.1%
Akamai Technologies, Inc.*	8,538	643,594
Alphabet, Inc., Class A*	14,992	16,491,200
Alphabet, Inc., Class C*	15,302	16,602,517
eBay, Inc.*	47,290	1,783,779
Facebook, Inc., Class A*	120,397	23,089,737
VeriSign, Inc.*	4,826	629,503
		59,240,330
IT Services - 3.5%
Accenture plc, Class A	30,990	4,826,383
Alliance Data Systems Corp.	2,418	509,763
Automatic Data Processing, Inc.	22,266	2,895,025
Cognizant Technology Solutions Corp., Class A	29,556	2,227,045
DXC Technology Co.	14,327	1,319,660
Fidelity National Information Services, Inc.	16,632	1,700,123
Fiserv, Inc.*	20,772	1,508,047
Gartner, Inc.*	4,557	604,896
Global Payments, Inc.	8,003	889,613
International Business Machines Corp.	43,049	6,083,254
Mastercard, Inc., Class A	46,391	8,819,857
Paychex, Inc.	16,062	1,053,346
PayPal Holdings, Inc.*	56,696	4,653,041
Total System Services, Inc.	8,313	708,184
Visa, Inc., Class A	90,582	11,840,879
Western Union Co. (The)	23,086	459,181
		50,098,297
Leisure Products - 0.1%
Hasbro, Inc.	5,682	492,913
Mattel, Inc.	17,290	268,341
		761,254
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	16,215	1,004,033
Illumina, Inc.*	7,379	2,010,335
IQVIA Holdings, Inc.*	7,329	725,058
Mettler-Toledo International, Inc.*	1,273	701,092
PerkinElmer, Inc.	5,545	412,160
Thermo Fisher Scientific, Inc.	20,188	4,204,554
Waters Corp.*	3,957	762,197
		9,819,429
Machinery - 1.3%
Caterpillar, Inc.	30,038	4,563,073
Cummins, Inc.	7,831	1,115,056
Deere & Co.	16,276	2,433,425
Dover Corp.	7,756	598,841
Flowserve Corp.	6,568	271,521
Fortive Corp.	15,390	1,118,699
Illinois Tool Works, Inc.	15,452	2,220,452
Ingersoll-Rand plc	12,554	1,098,977
PACCAR, Inc.	17,684	1,100,475
Parker-Hannifin Corp.	6,691	1,143,492
Pentair plc	8,329	363,478
Snap-on, Inc.	2,853	421,730
Stanley Black & Decker, Inc.	7,696	1,071,591
Xylem, Inc.	9,033	635,923
		18,156,733
Media - 1.9%
CBS Corp. (Non-Voting), Class B	17,340	873,416
Charter Communications, Inc., Class A*	9,357	2,442,551
Comcast Corp., Class A	232,905	7,261,978
Discovery, Inc., Class A*	7,823	164,987
Discovery, Inc., Class C*	17,094	337,948
DISH Network Corp., Class A*	11,464	338,761
Interpublic Group of Cos., Inc. (The)	19,314	436,496
News Corp., Class A	19,250	289,328
News Corp., Class B	6,120	94,554
Omnicom Group, Inc.	11,570	833,966
Time Warner, Inc.	39,183	3,689,471
Twenty-First Century Fox, Inc., Class A	52,963	2,041,724
Twenty-First Century Fox, Inc., Class B	22,074	842,565
Viacom, Inc., Class B	17,736	480,646
Walt Disney Co. (The)	75,567	7,516,649
		27,645,040
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	67,655	1,143,369
Newmont Mining Corp.	26,806	1,043,558
Nucor Corp.	15,985	1,026,077
		3,213,004
Multiline Retail - 0.4%
Dollar General Corp.	12,971	1,134,703
Dollar Tree, Inc.*	11,914	983,981
Kohl’s Corp.	8,443	563,570
Macy’s, Inc.	15,307	534,367
Nordstrom, Inc.	5,883	288,444
Target Corp.	27,315	1,990,990
		5,496,055
Multi-Utilities - 0.7%
Ameren Corp.	12,185	721,230
CenterPoint Energy, Inc.	21,655	565,845
CMS Energy Corp.	14,185	654,354
Consolidated Edison, Inc.	15,600	1,196,988
Dominion Energy, Inc.	32,735	2,101,260
DTE Energy Co.	9,024	924,328
NiSource, Inc.	16,963	429,164
Public Service Enterprise Group, Inc.	25,369	1,344,050
SCANA Corp.	7,171	260,307
Sempra Energy	12,839	1,367,739
WEC Energy Group, Inc.	15,852	1,001,054
		10,566,319
Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp.	25,904	1,808,099
Andeavor	7,108	1,026,608
Apache Corp.	19,163	766,520
Cabot Oil & Gas Corp.	23,152	529,023
Chevron Corp.	95,987	11,931,184
Cimarex Energy Co.	4,794	445,459
Concho Resources, Inc.*	7,496	1,029,276
ConocoPhillips	59,011	3,976,751
Devon Energy Corp.	26,429	1,098,654
EOG Resources, Inc.	29,069	3,424,619
EQT Corp.	12,308	634,354
Exxon Mobil Corp.	212,923	17,297,865
Hess Corp.	13,463	813,435
Kinder Morgan, Inc.	95,331	1,590,121
Marathon Oil Corp.	42,692	914,890
Marathon Petroleum Corp.	23,838	1,883,917
Newfield Exploration Co.*	10,029	293,248
Noble Energy, Inc.	24,740	883,218
Occidental Petroleum Corp.	38,452	3,237,658
ONEOK, Inc.	20,627	1,405,936
Phillips 66	21,105	2,458,521
Pioneer Natural Resources Co.	8,553	1,651,584
Range Resources Corp.	11,359	179,927

See accompanying notes to the financial statements.

Investments	Shares	Value ($)
Valero Energy Corp.	21,777	2,639,372
Williams Cos., Inc. (The)	41,575	1,116,705
		63,036,944
Personal Products - 0.1%
Coty, Inc., Class A	23,733	314,462
Estee Lauder Cos., Inc. (The), Class A	11,287	1,686,730
		2,001,192
Pharmaceuticals - 3.5%
Allergan plc	16,602	2,503,582
Bristol-Myers Squibb Co.	82,027	4,316,261
Eli Lilly & Co.	48,440	4,119,337
Johnson & Johnson	134,821	16,127,288
Merck & Co., Inc.	135,487	8,065,541
Mylan NV*	25,873	995,075
Nektar Therapeutics*	7,999	642,080
Perrigo Co. plc	6,579	481,320
Pfizer, Inc.	299,124	10,747,525
Zoetis, Inc.	24,483	2,049,227
		50,047,236
Professional Services - 0.2%
Equifax, Inc.	6,043	688,660
IHS Markit Ltd.*	18,188	896,305
Nielsen Holdings plc	16,842	508,123
Robert Half International, Inc.	6,237	397,172
Verisk Analytics, Inc.*	7,796	828,247
		3,318,507
Real Estate Management & Development - 0.0%(b)
CBRE Group, Inc., Class A*	15,177	701,026

Road & Rail - 0.8%
CSX Corp.	44,590	2,882,743
JB Hunt Transport Services, Inc.	4,300	550,830
Kansas City Southern	5,185	555,573
Norfolk Southern Corp.	14,283	2,166,017
Union Pacific Corp.	39,553	5,646,586
		11,801,749
Semiconductors & Semiconductor Equipment - 3.5%
Advanced Micro Devices, Inc.*	41,392	568,312
Analog Devices, Inc.	18,586	1,806,188
Applied Materials, Inc.	52,794	2,680,879
Broadcom, Inc.	20,618	5,197,179
Intel Corp.	235,159	12,980,777
KLA-Tencor Corp.	7,861	890,101
Lam Research Corp.	8,195	1,624,085
Microchip Technology, Inc.	11,778	1,146,942
Micron Technology, Inc.*	58,102	3,346,094
NVIDIA Corp.	30,393	7,664,811
Qorvo, Inc.*	6,363	510,631
QUALCOMM, Inc.	74,392	4,323,663
Skyworks Solutions, Inc.	9,175	904,747
Texas Instruments, Inc.	49,428	5,531,487
Xilinx, Inc.	12,811	872,557
		50,048,453
Software - 4.9%
Activision Blizzard, Inc.	38,126	2,703,515
Adobe Systems, Inc.*	24,706	6,158,712
ANSYS, Inc.*	4,221	687,179
Autodesk, Inc.*	11,066	1,428,621
CA, Inc.	15,710	561,475
Cadence Design Systems, Inc.*	14,211	603,257
Citrix Systems, Inc.*	6,505	687,058
Electronic Arts, Inc.*	15,416	2,018,109
Intuit, Inc.	12,222	2,463,955
Microsoft Corp.	386,911	38,242,283
Oracle Corp.	151,852	7,094,525
Red Hat, Inc.*	8,889	1,443,751
salesforce.com, Inc.*	34,785	4,498,744
Symantec Corp.	31,157	647,443
Synopsys, Inc.*	7,477	658,499
Take-Two Interactive Software, Inc.*	5,742	643,563
		70,540,689
Specialty Retail - 1.8%
Advance Auto Parts, Inc.	3,724	478,981
AutoZone, Inc.*	1,374	892,166
Best Buy Co., Inc.	12,783	872,440
CarMax, Inc.*	9,086	626,207
Foot Locker, Inc.	6,088	328,569
Gap, Inc. (The)	10,949	306,353
Home Depot, Inc. (The)	58,686	10,947,873
L Brands, Inc.	12,331	418,144
Lowe’s Cos., Inc.	41,702	3,962,107
O’Reilly Automotive, Inc.*	4,210	1,134,216
Ross Stores, Inc.	19,202	1,514,654
Tiffany & Co.	5,121	669,724
TJX Cos., Inc. (The)	31,772	2,869,647
Tractor Supply Co.	6,286	467,113
Ulta Beauty, Inc.*	2,903	716,780
		26,204,974
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	254,966	47,645,496
Hewlett Packard Enterprise Co.	78,732	1,199,876
HP, Inc.	82,281	1,812,651
NetApp, Inc.	13,469	920,202
Seagate Technology plc	14,321	806,988
Western Digital Corp.	14,959	1,249,226
Xerox Corp.	10,748	292,131
		53,926,570
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc.	18,107	330,091
Michael Kors Holdings Ltd.*	7,646	438,804
NIKE, Inc., Class B	65,217	4,682,580
PVH Corp.	3,872	619,520
Ralph Lauren Corp.	2,779	373,998
Tapestry, Inc.	14,324	626,245
Under Armour, Inc., Class A*	9,314	194,663
Under Armour, Inc., Class C*	9,261	175,218
VF Corp.	16,542	1,342,549
		8,783,668
Tobacco - 0.8%
Altria Group, Inc.	95,495	5,322,891
Philip Morris International, Inc.	78,053	6,208,336
		11,531,227
Trading Companies & Distributors - 0.2%
Fastenal Co.	14,460	769,706
United Rentals, Inc.*	4,239	676,417
WW Grainger, Inc.	2,576	795,958
		2,242,081
Water Utilities - 0.1%
American Water Works Co., Inc.	8,977	746,348

TOTAL COMMON STOCKS (Cost $1,202,586,349)		1,158,701,154

See accompanying notes to the financial statements.

Investments	Principal Amount ($)	Value ($)

SHORT-TERM INVESTMENTS - 12.4%

REPURCHASE AGREEMENTS(c) - 12.4%
Repurchase Agreements with various counterparties, rates 1.50% - 1.78%, dated 5/31/2018, due 6/1/2018, total to be received $179,697,533 (Cost $179,688,766)	179,688,766	179,688,766

Total Investments - 92.6% (Cost $1,382,275,115)		1,338,389,920
Other Assets Less Liabilities - 7.4%		106,834,927
Net Assets - 100.0%		1,445,224,847

*                                         Non-income producing security.

(a)                                 All or a portion of this security is segregated in connection with obligations for swaps with a total value of $215,040,980.

(b)                                 Represents less than 0.05% of net assets.

(c)                                  The Fund invests in Repurchase Agreements jointly with other funds in the Trust. See “Repurchase Agreements” under Note 2 in the Notes to Financial Statements to view the details of each individual agreement and counterparty as well as a description of the securities subject to repurchase.

As of May 31, 2018, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$111,623,914
Aggregate gross unrealized depreciation	(110,841,314)
Net unrealized appreciation	$782,600
Federal income tax cost	$1,386,688,568

See accompanying notes to the financial statements.

Futures Contracts Purchased

UltraPro S&P500® had the following open long futures contracts as of May 31, 2018:

	Number of Contracts	Expiration Date	Trading Currency	Notional Amount	Value and Unrealized Appreciation
S&P 500 E-Mini Index	557	6/15/2018	USD	$75,334,250	$1,715,208

Swap Agreements(1)

UltraPro S&P500® had the following open non-exchange traded total return swap agreements as of May 31, 2018:

Notional Amount ($)	Termination Date(2)	Counterparty	Rate Paid (Received)(3)	Underlying Instrument	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Financial Instruments for the Benefit of (the Fund)/ the Counterparty ($)	Cash Collateral for the Benefit of (the Fund)/ the Counterparty ($)	Net Amount(5) ($)
14,587,282	11/6/2019	Bank of America NA	2.23%	SPDR® S&P 500® ETF Trust	624,811
57,193,247	11/6/2019	Bank of America NA	2.43%	S&P 500®	(9,636,706)
71,780,529					(9,011,895)	8,854,836	157,059	—
1,072,492,369	11/6/2019	BNP Paribas SA	2.48%	S&P 500®	13,760,039	(13,760,039)	—	—

330,061,474	12/10/2019	Citibank NA	2.25%	S&P 500®	23,019,200	(23,019,200)	—	—

82,226,067	11/6/2019	Credit Suisse International	2.53%	S&P 500®	13,241,838	—	(13,241,838)	—

33,766,168	11/6/2019	Deutsche Bank AG	2.32%	S&P 500®	(8,230,062)	—	8,230,062	—

10,942,034	11/6/2019	Goldman Sachs International	2.20%	SPDR® S&P 500® ETF Trust	469,943
36,043,584	11/6/2019	Goldman Sachs International	2.30%	S&P 500®	(17,238,385)
46,985,618					(16,768,442)	—	16,768,442	—
4,970,589	11/6/2019	Morgan Stanley & Co. International plc	2.33%	SPDR® S&P 500® ETF Trust	269,570
136,210,447	11/6/2019	Morgan Stanley & Co. International plc	2.43%	S&P 500®	2,847,881
141,181,036					3,117,451	(3,117,451)	—	—

719,569,790	11/6/2019	Societe Generale	2.58%	S&P 500®	27,030,626	(10,980,626)	(16,050,000)	—

603,513,596	11/6/2019	UBS AG	2.43%	S&P 500®	1,207,285	(574,385)	(632,900)	—

3,101,576,647					47,366,040
				Total Appreciation	82,471,193
				Total Depreciation	(35,105,153)

(1)             The Fund’s Swap Agreements are not accounted for as hedging instruments under ASC 815.

(2)             Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(3)             Reflects the floating financing rate, as of May 31, 2018, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. This amount is included as part of the unrealized appreciation/(depreciation).

See accompanying notes to the financial statements.

(4)             The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at period end as an asset on its Statements of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statements of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statements of Assets and Liabilities.

(5)             Represents the “uncollateralized” amount due from or (to) the counterparty at period end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral.  To the extent that a net amount is due from a counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

Abbreviatons

USD U.S. Dollar

See accompanying notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ProShares Trust and Shareholders of each of the one hundred fifteen funds listed below

Opinions on the Financial Statements

With respect to each of the funds designated with a number “(1)”, we have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio investments, as of May 31, 2018, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) and the schedules of portfolio investments (included in Item 6 of this Form N-CSR) as of May 31, 2018 (collectively referred to as the “financial statements”), and with respect to each of the funds designated with a number “(2)”, we have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, as of May 31, 2018, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the periods listed below (included in Item 1 of this Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the funds listed below (one hundred fifteen funds constituting ProShares Trust, hereafter collectively referred to as the “Funds”) as of May 31, 2018, the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the periods listed below in conformity with accounting principles generally accepted in the United States of America.

CDS Short North American HY Credit ETF	(2)(a)	Short QQQ®	(2)(a)	UltraPro Russell2000	(1)(a)
Decline of the Retail Store ETF	(2)(b)	Short Real Estate	(2)(a)	UltraPro S&P500®	(1)(a)
DJ Brookfield Global Infrastructure ETF	(2)(a)	Short Russell2000	(2)(a)	UltraPro Short 20+ Year Treasury	(2)(a)
Equities for Rising Rates ETF	(2)(c)	Short S&P500®	(2)(a)	UltraPro Short Dow30SM	(2)(a)
Global Listed Private Equity ETF	(2)(a)	Short SmallCap600	(2)(a)	UltraPro Short Financial Select Sector	(2)(a)
Hedge Replication ETF	(1)(a)	Ultra 20+ Year Treasury	(2)(a)	UltraPro Short MidCap400	(2)(a)
High Yield-Interest Rate Hedged	(2)(a)	Ultra 7-10 Year Treasury	(2)(a)	UltraPro Short Nasdaq Biotechnology	(2)(a)
Inflation Expectations ETF	(2)(a)	Ultra Basic Materials	(2)(a)	UltraPro Short QQQ®	(2)(a)
Investment Grade-Interest Rate Hedged	(2)(a)	Ultra Consumer Goods	(2)(a)	UltraPro Short Russell2000	(2)(a)
K-l Free Crude Oil Strategy ETF	(2)(d)	Ultra Consumer Services	(2)(a)	UltraPro Short S&P500®	(2)(a)
Large Cap Core Plus	(1)(a)	Ultra DOW30SM	(2)(a)	Ultrashort 20+ Year Treasury	(2)(a)
Long Online/Short Stores ETF	(2)(b)	Ultra Financials	(1)(a)	Ultrashort 7-10 Year Treasury	(2)(a)
Managed Futures Strategy ETF	(2)(a)	Ultra FTSE China 50	(2)(a)	Ultrashort Basic Materials	(2)(a)
Merger ETF	(2)(a)	Ultra FTSE Europe	(2)(a)	Ultrashort Consumer Goods	(2)(a)
Morningstar Alternatives Solution ETF	(2)(a)	Ultra Gold Miners	(2)(a)	Ultrashort Consumer Services	(2)(a)
MSCI EAFE Dividend Growers ETF	(2)(a)	Ultra Health Care	(2)(a)	Ultrashort Dow30SM	(2)(a)
MSCI Emerging Markets Dividend Growers ETF	(2)(a)	Ultra High Yield	(2)(a)	Ultrashort Financials	(2)(a)
MSCI Europe Dividend Growers ETF	(2)(a)	Ultra Industrials	(1)(a)	Ultrashort FTSE China 50	(2)(a)
RAFI® Long/Short	(1)(a)	Ultra MidCap400	(1)(a)	Ultrashort FTSE Europe	(2)(a)
Russell 2000 Dividend Growers ETF	(2)(a)	Ultra MSCI Brazil Capped	(2)(a)	Ultrashort Gold Miners	(2)(a)
S&P 500 Bond ETF	(2)(e)	Ultra MSCI EAFE	(2)(a)	Ultrashort Health Care	(2)(a)
S&P 500 Dividend Aristocrats ETF	(2)(a)	Ultra MSCI Emerging Markets	(2)(a)	Ultrashort Industrials	(2)(a)
S&P 500 Ex-Energy ETF	(1)(a)	Ultra MSCI Japan	(2)(a)	Ultrashort MidCap400	(2)(a)
S&P 500 Ex-Financials ETF	(1)(a)	Ultra Nasdaq Biotechnology	(2)(a)	Ultrashort MSCI Brazil Capped	(2)(a)
S&P 500 Ex-Health Care ETF	(1)(a)	Ultra Oil & Gas	(2)(a)	Ultrashort MSCI EAFE	(2)(a)
S&P 500 Ex-Technology ETF	(1)(a)	Ultra QQQ®	(2)(a)	Ultrashort MSCI Emerging Markets	(2)(a)
S&P MidCap 400 Dividend Aristocrats ETF	(2)(a)	Ultra Real Estate	(2)(a)	Ultrashort MSCI Japan	(2)(a)
Short Term USD Emerging Markets Bond ETF	(2)(a)	Ultra Russell2000	(1)(a)	Ultrashort Nasdaq Biotechnology	(2)(a)
Short 20+ Year Treasury	(2)(a)	Ultra S&P500®	(1)(a)	Ultrashort Oil & Gas	(2)(a)
Short 7-10 Year Treasury	(2)(a)	Ultra Semiconductors	(2)(a)	Ultrashort QQQ®	(2)(a)
Short Basic Materials	(2)(a)	Ultra SmallCap600	(1)(a)	Ultrashort Real Estate	(2)(a)
Short D0W30SM	(2)(a)	Ultra Technology	(2)(a)	Ultrashort Russell2000	(2)(a)
Short Financials	(2)(a)	Ultra Telecommunications	(2)(a)	Ultrashort S&P500®	(2)(a)
Short FTSE China 50	(2)(a)	Ultra Utilities	(2)(a)	Ultrashort Semiconductors	(2)(a)
Short High Yield	(2)(a)	UltraPro Dow30SM	(2)(a)	Ultrashort SmallCap600	(2)(a)
Short MidCap400	(2)(a)	UltraPro Financial Select Sector	(2)(a)	Ultrashort Technology	(2)(a)
Short MSCI EAFE	(2)(a)	UltraPro MidCap400	(1)(a)	Ultrashort Utilities	(2)(a)
Short MSCI Emerging Markets	(2)(a)	UltraPro Nasdaq Biotechnology	(2)(a)
Short Oil & Gas	(2)(a)	UltraPro QQQ®	(2)(a)

(a)         Statement of assets and liabilities, including the schedule of portfolio investments (or summary schedule of portfolio investments, as indicated with a (1)) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for the each of the periods indicated therein.

(b)         Statement of assets and liabilities, including the schedule of portfolio investments as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 14, 2017 (commencement of investment operations) through May 31, 2018.

(c)          Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 24, 2017 (commencement of investment operations) through May 31, 2018.

(d)         Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, and the statement of changes in net assets and the financial highlights for the year ended May 31, 2018 and for the period September 26, 2016 (commencement of investment operations) through May 31, 2017, including the related notes.

(e)          Statement of assets and liabilities, including the schedule of portfolio investments, as of May 31, 2018, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 1, 2018 (commencement of investment operations) through May 31, 2018.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 27, 2018

We have served as the auditor of one or more investment companies in ProFunds, Access One and ProShares Trust group since 1997.

2

(b)         Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase Of Equity Securities By Closed-End Management Investment Company And Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission Of Matters To A Vote Of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls And Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)                  The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)                                 Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ProShares Trust

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todd B. Johnson
Todd B. Johnson
President
July 27, 2018

By:	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer
July 27, 2018